                                                Filed Pursuant to Rule 424(b)(5)
                                                Registration File No. 333-130408

The information in this free writing prospectus may be amended and/or supplemented prior to the time of sale. The information in this free writing prospectus supersedes any contrary information contained in any prior free writing prospectus relating to the subject securities and will be superseded by any contrary information contained in any subsequent free writing prospectus prior to the time of sale. In addition, certain information regarding the subject securities is not yet available and, accordingly, has been omitted from this free writing prospectus.

         THE DATE OF THIS FREE WRITING PROSPECTUS IS FEBRUARY 26, 2007

     The depositor has filed a registration statement (including a prospectus)
with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

                                 $4,107,828,000
                                 (APPROXIMATE)

                    ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5
                               as Issuing Entity
          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                          as Sponsors and Loan Sellers

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 as Loan Seller
                                ---------------
     We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to the securitization transaction that is the subject of this free writing prospectus. Only the classes of commercial mortgage pass-through certificates listed in the table below are being offered by this free writing prospectus and the accompanying base prospectus. The offered certificates represent beneficial interests only in the issuing entity identified above and will not represent obligations of or interests in the depositor, any sponsor or any of their respective affiliates. The assets of the issuing entity will consist primarily of a pool of 333 commercial, multifamily and manufactured housing community mortgage loans with an initial mortgage pool balance of approximately
$4,417,019,866 and the other characteristics described in this free writing prospectus.

     INVESTING IN THE OFFERED CERTIFICATES INVOLVES RISKS. YOU SHOULD CAREFULLY
REVIEW THE FACTORS DESCRIBED UNDER "RISK FACTORS" BEGINNING ON PAGE 51 OF
THIS FREE WRITING PROSPECTUS AND ON PAGE 19 OF THE ACCOMPANYING BASE
PROSPECTUS.

     The holders of each class of offered certificates will be entitled to receive monthly distributions of interest, principal or both, commencing in
April 2007. The offered certificates will accrue interest from March 1, 2007.
The pass-through rates for some classes of the offered certificates will be variable. Credit enhancement for any particular class of the offered certificates is being provided through the subordination of various other classes, including multiple non-offered classes, of the certificates.

                                                  APPROXIMATE INITIAL        APPROXIMATE
                                                    TOTAL PRINCIPAL            INITIAL       ASSUMED FINAL     RATED FINAL
                          EXPECTED RATINGS        BALANCE OR NOTIONAL       PASS-THROUGH      DISTRIBUTION     DISTRIBUTION
                        (FITCH/MOODY'S/S&P)              AMOUNT                 RATE              DATE             DATE
                       ---------------------   -------------------------   --------------   ---------------   -------------

Class A-1 ..........        AAA/Aaa/AAA           $       87,368,000       %                December 2011      August 2048
Class A-2 ..........        AAA/Aaa/AAA           $    [123,315,000](1)    %                  March 2012       August 2048
Class A-3 ..........        AAA/Aaa/AAA           $    [153,428,000](1)    %                  July 2016        August 2048
Class A-SB .........        AAA/Aaa/AAA           $      187,053,000       %                 October 2016      August 2048
Class A-4 ..........        AAA/Aaa/AAA           $  [1,335,152,000](1)    %                 January 2017      August 2048
Class A-1A .........        AAA/Aaa/AAA           $    1,205,597,000       %                 January 2017      August 2048
Class AM ...........        AAA/Aaa/AAA           $    [441,702,000](1)    %                 January 2017      August 2048
Class AJ ...........        AAA/Aaa/AAA           $    [386,490,000](1)    %                February 2017      August 2048
Class B ............         AA/Aa2/AA            $       77,297,000       %                February 2017      August 2048
Class C ............        AA-/Aa3/AA-           $       33,128,000       %                February 2017      August 2048
Class D ............           A/A2/A             $       77,298,000       %                February 2017      August 2048

(footnotes to table begin on page 9)
                                ---------------
     No one will list the offered certificates on any national securities exchange or any automated quotation system of any registered securities association. The Securities and Exchange Commission and state securities regulators have not approved or disapproved of the certificates offered to you or determined if this free writing prospectus or the accompanying base prospectus is adequate or accurate. Any representation to the contrary is a criminal offense.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities
Corporation, IXIS Securities North America Inc., KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Banc of America Securities LLC and Bear,
Stearns & Co. Inc. are the underwriters of this offering. Merrill Lynch,
Pierce, Fenner & Smith Incorporated and Countrywide Securities Corporation are
acting as joint bookrunning managers in the following manner: Countrywide
Securities Corporation is acting as sole bookrunning manager with respect to
% of the class    certificates, and Merrill Lynch, Pierce, Fenner & Smith
Incorporated is acting as sole bookrunning manager with respect to the
remainder of the class    certificates and all other classes of offered
certificates. IXIS Securities North America Inc., KeyBanc Capital Markets, a
Division of McDonald Investments Inc., Banc of America Securities LLC and Bear,
Stearns & Co. Inc. will act as co-managers. We will sell the offered certificates to the underwriters, who will sell their respective allotments of those securities from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The underwriters expect to deliver the offered certificates to purchasers on or about March 14, 2007. We
expect to receive from this offering approximately $       in sale proceeds,
plus accrued interest on the offered certificates from and including March 1,
2007, before deducting expenses payable by us. Not every underwriter will have an obligation to buy offered certificates from us.

MERRILL LYNCH & CO.                          COUNTRYWIDE SECURITIES CORPORATION

IXIS SECURITIES NORTH AMERICA                          BEAR, STEARNS & CO. INC.
KEYBANC CAPITAL MARKETS                          BANC OF AMERICA SECURITIES LLC

ML-CFC Commercial Mortgage Trust 2007-5

Commercial Mortgage Pass-Through Certificates, Series 2007-5
Geographic Overview of Mortgage Pool

Washington 5 properties $25,334,798 0.6% of IPB
Idaho 1 property $671,625 0.0% of IPB
Missouri 11 properties $23,119,442 0.5% of IPB
North Dakota 2 properties $3,344,587 0.1% of IPB
Minnesota 4 properties $54,839,786 1.2% of IPB
Iowa 4 properties $24,528,507 0.6% of IPB
Wisconsin 2 properties $2,536,983 0.1% of IPB
Indiana 5 properties $62,230,117 1.4% of IPB
Pennsylvania 8 properties $143,352,300 3.2% of IPB
Vermont 2 properties $5,348,158 0.1% of IPB
New Hampshire 1 property $636,425 0.0% of IPB
Massachusetts 3 properties $46,342,115 1.0% of IPB
Oregon 5 properties $12,100,346 0.3% of IPB
Illinois 5 properties $22,811,793 0.5% of IPB
Michigan 3 properties $35,665,000 0.8% of IPB
New York 18 properties $1,263,266,173 28.6% of IPB
Connecticut 5 properties $56,321,717 1.3% of IPB
Nevada 3 properties $38,510,000 0.9% of IPB
Ohio 12 properties $78,637,753 1.8% of IPB
New Jersey 6 properties $117,325,525 2.7% of IPB
Northern California 11 properties $58,043,918 1.3% of IPB
Delaware 1 property $3,450,000 0.1% of IPB
California 69 properties $488,932,619 11.1% of IPB
District of Columbia 1 property $32,500,000 0.7% of IPB
Virginia 10 properties $78,863,788 1.8% of IPB
Maryland 15 properties $181,101,265 4.1% of IPB
Southern California 58 properties $430,888,702 9.8% of IPB
Utah 3 properties $10,840,746 0.2% of IPB
North Carolina 14 properties $80,966,393 1.8% of IPB
South Carolina 5 properties $45,744,467 1.0% of IPB
Georgia 33 properties $165,607,344 3.7% of IPB
Arizona 27 properties $244,091,655 5.5% of IPB
Colorado 7 properties $48,982,677 1.1% of IPB
Alaska 4 properties $24,337,039 0.6% of IPB
New Mexico 9 properties $15,607,507 0.4% of IPB
Florida 28 properties $240,506,258 5.4% of IPB
Arkansas 5 properties $630,911 0.0% of IPB
Tennessee 32 properties $130,417,453 3.0% of IPB
Kentucky 3 properties $44,253,750 1.0% of IPB
Kansas 8 properties $42,396,574 1.0% of IPB
Oklahoma 11 properties $15,989,889 0.4% of IPB
Texas 143 properties $396,362,050 9.0% of IPB
Louisiana 5 properties $44,055,079 1.0% of IPB
Mississippi 8 properties $1,009,458 0.0% of IPB
Alabama 20 properties $63,449,694 1.4% of IPB
< 1.0% of Cut-Off Date Balance
1.0% - 5.0% of Cut-Off Date Balance
5.1% - 10.0% of Cut-Off Date Balance
> 10.0% of Cut-Off Date Balance

IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS FREE WRITING

     Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-Property
      Mortgage Loans, Multi-Borrower Arrangements and Mortgage Loans with

     The Controlling Class Representative and the Loan Combination

                                        3

     Reductions to Certificate Principal Balances in Connection with Realized
     Losses and Additional Trust Fund Expenses...............................214
     Advances of Delinquent Monthly Debt Service Payments and Reimbursement

Annex A-1   --   Certain Characteristics of the Mortgage Loans
Annex A-2   --   Certain Statistical Information Regarding the Mortgage Loans
Annex A-3   --   Resurgens Plaza Trust Mortgage Loan Amortization Schedule
Annex A-4   --   Towne Park Apartments Trust Mortgage Loan Amortization Schedule
Annex A-5   --   10000 Business Blvd. Trust Mortgage Loan Amortization Schedule
Annex A-6   --   4010 Airpark Drive Trust Mortgage Loan Amortization Schedule
Annex B     --   Certain Characteristics Regarding Multifamily Properties in
                 Loan Group 2
Annex C     --   Description of the Ten Largest Mortgage Loans or Groups of
                 Cross-Collateralized Mortgage Loans
Annex D     --   Form of Certificate Administrator Report
Annex E     --   Class A-SB Planned Principal Balance Schedule
Annex F     --   Global Clearance, Settlement And Tax Documentation Procedures

                                        4

      IMPORTANT NOTICE ABOUT THE INFORMATION CONTAINED IN THIS FREE WRITING
                PROSPECTUS AND THE ACCOMPANYING BASE PROSPECTUS

      Information about the offered certificates is contained in two separate documents--

      o     this free writing prospectus, which describes the specific terms of the offered certificates; and

      o     the accompanying base prospectus, which provides general
            information, some of which may not apply to the offered
            certificates.

      You should read both this free writing prospectus and the accompanying base prospectus in full to obtain material information concerning the offered certificates. We have not authorized any person to give any other information or to make any representation that is different from the information contained in this free writing prospectus and the accompanying base prospectus.

      The annexes attached to this free writing prospectus are hereby incorporated into and made a part of this free writing prospectus.

      This free writing prospectus and the accompanying base prospectus do not constitute an offer to sell or a solicitation of an offer to buy any security other than the offered certificates, nor do they constitute an offer to sell or a solicitation of an offer to buy any of the offered certificates to any person in any jurisdiction in which it is unlawful to make such an offer or solicitation to such person.

      This free writing prospectus is also referred to herein as this
"prospectus supplement." Certain capitalized terms are defined and used in this prospectus supplement and the prospectus to assist you in understanding the terms of the certificates offered in this prospectus supplement and this offering. The capitalized terms used in this prospectus supplement are defined on the pages indicated under the caption "Glossary" beginning on page 243 in this prospectus supplement. The capitalized terms used in the prospectus are defined on the pages indicated under the caption "Glossary" beginning on page
180 in the prospectus.

      Merrill Lynch Mortgage Investors, Inc., which is the depositor for the subject securitization transaction, has prepared this free writing prospectus and the accompanying base prospectus. Accordingly references to "we," "us,"
"our" and "depositor" in either this free writing prospectus or the accompanying base prospectus refer or relate to Merrill Lynch Mortgage Investors, Inc.

                      NOTICE TO RESIDENTS OF UNITED KINGDOM

      The issuing entity described in this free writing prospectus is a collective investment scheme as defined in the Financial Services and Markets
Act 2000 ("FSMA") of the United Kingdom. It has not been authorized, or otherwise recognized or approved, by the United Kingdom's Financial Services
Authority and, as an unregulated collective investment scheme, accordingly cannot be marketed in the United Kingdom to the general public.

      The distribution of this free writing prospectus (A) if made by a person who is not an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Financial Promotion) Order 2001 (all such persons together being referred to as "FPO Persons"); and (B) if made by a person who is an authorized person under the FSMA, is being made only to, or directed only at, persons who (i) are outside the United Kingdom, or (ii) have professional experience in participating in unregulated collective investment schemes, or (iii) are persons falling within Article 22(2)(a) through (d) ("high net worth companies, unincorporated associations, etc.") of the Financial Services and Markets Act
2000 (Promotion of Collective Investment Schemes) (Exemptions) Order 2001 (all
such persons together being referred to as "PCIS Persons" and, together with the
FPO Persons, the "Relevant Persons"). This free writing prospectus must not be acted on or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this

                                        5

free writing prospectus relates, including the offered certificates, is available only to Relevant Persons and will be engaged in only with Relevant
Persons.

      Potential investors in the United Kingdom are advised that all, or most, of the protections afforded by the United Kingdom regulatory system will not apply to an investment in the issuing entity and that compensation will not be available under the United Kingdom Financial Services Compensation Scheme.

      Each underwriter has represented and agreed, and each further underwriter appointed under the Programme will be required to represent and agree, that

      o     it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any offered certificates in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer; and

      o     it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to any offered certificates in, from or otherwise involving the United
            Kingdom.

                             EUROPEAN ECONOMIC AREA

      In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a Relevant Member State), each underwriter has represented and agreed, and each further underwriter appointed under the Programme will be required to represent and agree, that with effect from and including the date on which the Prospectus Directive is implemented in that Member State (the Relevant Implementation Date) it has not made and will not make an offer of offered certificates to the public in that Relevant Member
State, except that it may, with effect from and including the Relevant
Implementation Date, make an offer of offered certificates to the public in that
Relevant Member State:

      (a)   in (or in Germany, where the offer starts within) the period beginning on the date of publication of a prospectus in relation to those offered certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive and ending on the date which is 12 months after the date of such publication;

      (b)   at any time to legal entities which are authorised or regulated to operate in the financial markets or, if not so authorised or regulated, whose corporate purpose is solely to invest in
            securities;

      (c)   at any time to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year;
            (2) a total balance sheet of more than (euro)43,000,000 and (3) an annual net turnover of more than (euro)50,000,000, as shown in its last annual or consolidated accounts; or

      (d)   at any time in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

      For the purposes of this provision, the expression an "offer of offered certificates to the public" in relation to any offered certificates in any
Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the offered certificates to be offered so as to enable an investor to decide to purchase or subscribe the offered certificates, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

                                        6

                      DEALER PROSPECTUS DELIVERY OBLIGATION

      Until the date that is ninety days from the date of the prospectus supplement, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                        7

                       SUMMARY OF FREE WRITING PROSPECTUS

      This summary contains selected information regarding the offering being made by this free writing prospectus. It does not contain all of the information you need to consider in making your investment decision. To understand more fully the terms of the offering of the offered certificates, you should read carefully this free writing prospectus and the accompanying base prospectus in full.

                   OVERVIEW OF THE SERIES 2007-5 CERTIFICATES

      The offered certificates will be part of a series of commercial mortgage pass-through certificates designated as Commercial Mortgage Pass-Through
Certificates, Series 2007-5, and issued in multiple classes. The immediately following table identifies and specifies various characteristics for those classes of certificates, both offered and non-offered, that bear interest.

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

                                                                APPROX. %
                                                                   OF
                               APPROX.      APPROX. INITIAL      INITIAL                                    WEIGHTED
            EXPECTED RATINGS   % TOTAL      TOTAL PRINCIPAL     MORTGAGE    PASS-THROUGH  APPROX. INITIAL   AVERAGE
             FITCH/MOODY'S/     CREDIT        BALANCE OR          POOL         RATE         PASS-THROUGH      LIFE       PRINCIPAL
  CLASS            S&P         SUPPORT      NOTIONAL AMOUNT      BALANCE    DESCRIPTION         RATE        (YEARS)       WINDOW
---------- -----------------   --------   -------------------  -----------  ------------  --------------    --------    -----------

Offered Certificates
A-1            AAA/Aaa/AAA      30.000%   $   87,368,000         1.978%                           %            2.76     04/07-12/11
A-2            AAA/Aaa/AAA      30.000%   $ [123,315,000](1)    [2.792]%(1)                       %            4.87     12/11-03/12
A-3            AAA/Aaa/AAA      30.000%   $ [153,428,000](1)    [3.474]%(1)                       %            7.61     12/13-7/16
A-SB           AAA/Aaa/AAA      30.000%   $  187,053,000         4.235%                           %            7.39     03/12-10/16
A-4            AAA/Aaa/AAA      30.000%   $[1,335,152,000](1)  [30.227]%(1)                       %            9.76     10/16-01/17
A-1A           AAA/Aaa/AAA      30.000%   $1,205,597,000        27.294%                           %            9.35     04/07-01/17
AM             AAA/Aaa/AAA      20.000%   $ [441,702,000](1)   [10.000]%(1)                       %            9.83     01/17-01/17
AJ             AAA/Aaa/AAA      11.250%   $ [386,490,000](1)    [8.750]%(1)                       %            9.91     01/17-02/17
B               AA/Aa2/AA        9.500%   $   77,297,000         1.750%                           %            9.91     02/17-02/17
C              AA-/Aa3/AA-       8.750%   $   33,128,000         0.750%                           %            9.91     02/17-02/17
D                A/A2/A          7.000%   $   77,298,000         1.750%                           %            9.91     02/17-02/17
Certificates Not Offered
A-2FL          AAA/Aaa/AAA      30.000%   $    [_____](1)      [___]%(1)      Floating      LIBOR + %(2)       4.87     12/11-03/12
A-3FL          AAA/Aaa/AAA      30.000%   $    [_____](1)      [___]%(1)      Floating      LIBOR + %(2)       7.61     12/13-7/16
A-4FL          AAA/Aaa/AAA      30.000%   $    [_____](1)      [___]%(1)      Floating      LIBOR + %(2)       9.76     10/16-01/17
AM-FL          AAA/Aaa/AAA      20.000%   $    [_____](1)      [___]%(1)      Floating      LIBOR + %(2)       9.83     01/17-01/17
AJ-FL          AAA/Aaa/AAA      11.250%   $    [_____](1)      [___]%(1)      Floating      LIBOR + %(2)       9.91     01/17-02/17
E               A-/A3/A-         6.125%   $   38,649,000         0.875%                           %            9.91     02/17-02/17
F            BBB+/Baa1/BBB+      4.875%   $   55,213,000         1.250%                           %            9.91     02/17-02/17
G             BBB/Baa2/BBB       3.750%   $   49,691,000         1.125%                           %            9.93     02/17-03/17
H            BBB-/Baa3/BBB-      2.625%   $   49,692,000         1.125%                           %            9.99     03/17-03/17
J              BB+/NR/BB+        2.250%   $   16,563,000         0.375%                           %            9.99     03/17-03/17
K               BB/NR/BB         2.000%   $   11,043,000         0.250%                           %            9.99     03/17-03/17
L              BB-/NR/BB-        1.750%   $   11,043,000         0.250%                           %            9.99     03/17-03/17
M               NR/B1/B+         1.500%   $   11,042,000         0.250%                           %            9.99     03/17-03/17
N                B/NR/B          1.375%   $    5,521,000         0.125%                           %            9.99     03/17-03/17
P               NR/B3/B-         1.125%   $   11,043,000         0.250%                           %            9.99     03/17-03/17
Q               NR/NR/NR         0.000%   $   49,691,866         1.125%                           %           10.21     03/17-01/22
X              AAA/Aaa/AAA        N/A     $4,417,019,866          N/A         Variable            %            N/A          N/A

_____________________

(1)   The principal allocations between each of the class A-2 and class A-2FL certificates, the class A-3 and class A-3FL certificates, the class A-4 and A-4FL certificates, the class AM and class AM-FL certificates, the class A-J and class AJ-FL certificates, respectively, will be determined by market demand up to the amount indicated on the respective fixed rate class.

(2)   Under certain circumstances described in this prospectus supplement, (i)
      the pass-through rate applicable to the class A-2FL certificates may convert to a fixed rate equal to % per annum, which is the pass-through rate of the corresponding class A-2FL REMIC II regular interest; (ii) the pass-through rate applicable to the class A-3FL certificates may convert to a fixed rate equal to % per annum, which is the pass-through rate of the corresponding class A-3FL REMIC II regular interest; (iii) the pass-through rate applicable to the class A-4FL

                                      8

      certificates may convert to a fixed rate equal to % per annum, which is the pass-through rate of the corresponding class A-4FL REMIC II regular interest; (iv) the pass-through rate applicable to the class AM-FL certificates may convert to a fixed rate equal to % per annum, which is the pass-through rate of the corresponding class AM-FL REMIC II regular interest and (v) the pass-through rate applicable to the class AJ-FL certificates may convert to a fixed rate equal to % per annum, which is the pass-through rate of the corresponding class AJ-FL REMIC II regular interest.

      In reviewing the foregoing table, prospective investors should note that--

      o     The class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, AM,
            AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
            certificates are the only certificates identified in the table that have principal balances and are sometimes referred to in this prospectus supplement as principal balance certificates. The principal balance of any of those certificates at any time represents the maximum amount that the holder may receive as principal out of cash flow received on or with respect to the mortgage loans.

      o     The class X certificates do not have principal balances. They are interest-only certificates and will accrue interest on a notional amount.

      o     For purposes of calculating the amount of accrued interest on the class X certificates, that class of certificates will have a total notional amount equal to the total principal balance of the class
            A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F, G, H, J, K,
            L, M, N, P and Q certificates and the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL
            REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest outstanding from time to time.

      o     The actual total principal balance or notional amount, as
            applicable, of any class of certificates at initial issuance may be larger or smaller than the amount shown above, depending on the actual size of the initial mortgage pool balance or for other reasons. The actual size of the initial mortgage pool balance may be as much as 5% larger or smaller than the amount presented in this prospectus supplement.

      o     The ratings shown in the table are those expected from Standard &
            Poor's Ratings Services, a division of The McGraw-Hill Companies,
            Inc., Moody's Investors Service, Inc. and Fitch, Inc., respectively.
            It is a condition to the issuance of the offered certificates that they receive ratings no lower than those shown in the table. The rated final distribution date for the offered certificates is the distribution date in August 2048. See "Ratings" in this prospectus supplement.

      o     The percentages indicated under the column "Approx. % Total Credit
            Support" with respect to the class A-1, A-2, A-2FL, A-3, A-3FL,
            A-SB, A-4, A-4FL and A-1A certificates represent the approximate credit support for those classes of certificates, collectively. No class of certificates will provide any credit support to any of the class A-2FL, A-3FL, A-4FL, AM-FL or AJ-FL certificates for a failure by the swap counterparty to make any payment under the related swap agreement.

      o     Each class of certificates identified in the table as having a
            "Fixed" pass-through rate will have a fixed pass-through rate that will remain constant at the initial pass-through rate shown for that class in the table.

      o     Each class of certificates identified in the table as having a "WAC
            Cap" pass-through rate will have a variable pass-through rate equal to the lesser of--

            (a)   the initial pass-through rate identified in the table with respect to that class, and

            (b)   a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional
                  interest distributable to the class Y certificates) from time to time.

                                        9

      o     Each class of certificates identified in the table as having a "WAC"
            pass-through rate will have a variable pass-through rate equal to either: (a) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (excluding amounts payable to the class
            Y certificates) from time to time; or (b) a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional interest distributable to the class Y certificates) from time to time, minus a specified percentage.

      o     The assets of the issuing entity will include swap agreements that relate to each of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates. No class of offered certificates will have any beneficial interest in any swap agreement.

      o     The pass-through rate for the class X certificates will equal the weighted average of the respective strip rates at which interest accrues from time to time on the respective components of the total notional amount of the subject class of certificates. The total principal balance of each class of principal balance certificates will constitute a separate component of the total notional amount of the class X certificates. The class X strip rate applicable to the accrual of interest on any particular component of the total principal balance of the class X certificates will generally equal the excess, if any, of--

            1.    a weighted average of the adjusted net mortgage interest rates on the mortgage loans (without regard to the additional
                  interest distributable to the class Y certificates) from time to time, over

            2.    the weighted average of the pass-through rates from time to time on the classes of certificates identified in the table that have principal balances and that constitute components of the subject class (or, in the case of each of the A-2FL,
                  A-3FL, A-4FL, AM-FL and/or AJ-FL classes, the pass-through rate from time to time on the related REMIC II regular
                  interest).

            See "Description of the Offered Certificates--Calculation of
            Pass-Through Rates" in this prospectus supplement.

      o     The initial pass-through rates listed in the table for the class X certificates and each class of certificates identified in the table as having a WAC pass-through rate are approximate.

      o     As to any given class of offered certificates, the weighted average life is the average amount of time in years between the assumed settlement date for that class of certificates and the payment of each dollar of principal of that class of certificates.

      o     As to any given class of offered certificates, the principal window is the period during which holders of those certificates would receive distributions of principal. The distribution date in the last month of the principal window for any class of offered certificates would be the final principal distribution date for that class.

      o     The weighted average lives and principal windows for the respective classes of offered certificates have been calculated based on the assumptions, among others, that--

            1.    each mortgage loan with an anticipated repayment date is paid in full on that date,

            2.    each mortgage loan which converts from a fixed rate of
                  interest to a floating rate of interest is paid in full on its first open prepayment date,

            3.    no mortgage loan is otherwise prepaid prior to maturity,

            4.    no defaults or losses occur with respect to the mortgage
                  loans, and

            5.    no extensions of maturity dates of mortgage loans occur.

                                       10

      See "Yield and Maturity Considerations--Weighted Average Lives" in this prospectus supplement.

      o     The certificates will also include the class R-I, R-II, Y and Z certificates, which are not presented in the table. The class R-I,
            R-II, Y and Z certificates do not have principal balances or notional amounts and do not accrue interest. The class R-I, R-II, Y and Z certificates are not offered by this prospectus supplement.

      o     When we refer to the "adjusted net mortgage interest rate" of a mortgage loan in the bullets above, we mean the mortgage interest rate for that mortgage loan in effect as of the date of initial issuance of the certificates--

            1.    without regard to any increase in the mortgage interest rate that may occur in connection with a default,

            2.    without regard to any modification of the mortgage interest rate that may occur after the date of initial issuance of the certificates,

            3.    without regard to any increase in the mortgage interest rate that may occur if that mortgage loan, if it has an anticipated repayment date, is not repaid in full on or before that
                  anticipated repayment date,

            4.    without regard to any change in the mortgage rate that may occur when certain of the mortgage loans in this pool convert from fixed rate to floating rate; and

            5.    net of the sum of the per annum rates at which the related master servicing fee (which is inclusive of primary servicing fees with respect to each mortgage loan) and the trust
                  administration fee accrue,

      as that net mortgage interest rate for that mortgage loan, unless it accrues interest on the basis of a 360-day year consisting of twelve
      30-day months, may be adjusted in the manner described in this prospectus supplement for purposes of calculating the pass-through rates of the various classes of interest-bearing certificates.

                                       11

      The offered certificates will evidence beneficial ownership interests in the assets of the issuing entity. The primary assets of the issuing entity will consist of a segregated pool of commercial, multifamily and manufactured housing community mortgage loans. When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to transfer to the issuing entity, unless the context clearly indicates otherwise. We identify the mortgage loans that we intend to transfer to the issuing entity on Annex A-1 to this prospectus supplement.

      The governing document for purposes of issuing the offered certificates, as well as the other certificates, and forming the issuing entity will be a pooling and servicing agreement to be dated as of March 1, 2007. The pooling and servicing agreement will also govern the servicing and administration of the mortgage loans and the other assets that back the certificates. The parties to the pooling and servicing agreement will include us, a trustee, a certificate administrator, a custodian, two master servicers and a special servicer. A copy of the pooling and servicing agreement will be filed with the Securities and
Exchange Commission as an exhibit to a current report on Form 8-K following the initial issuance of the certificates. The Securities and Exchange Commission will make that current report on Form 8-K and its exhibits available to the public for inspection. See "Available Information" in the accompanying base prospectus.

                                            RELEVANT PARTIES

ISSUING ENTITY............................  ML-CFC Commercial Mortgage Trust 2007-5, a New York
                                            common law trust, is the entity that will hold and own
                                            the mortgage loans and in whose name the certificates
                                            will be issued. See "Transaction Participants--The
                                            Issuing Entity" in this prospectus supplement and "The
                                            Trust Fund--Issuing Entities" in the accompanying base
                                            prospectus.

DEPOSITOR.................................  We are Merrill Lynch Mortgage Investors, Inc., the
                                            depositor of the series 2007-5 securitization
                                            transaction. We are a special purpose Delaware
                                            corporation. Our address is 4 World Financial Center,
                                            16th Floor, 250 Vesey Street, New York, New York 10080
                                            and our telephone number is (212) 449-1000. We will
                                            acquire the mortgage loans and transfer them to the
                                            issuing entity. We are an affiliate of Merrill Lynch
                                            Mortgage Lending, Inc., one of the sponsors, and
                                            Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                            one of the underwriters. See "Transaction
                                            Participants--The Depositor" in this prospectus
                                            supplement and "The Depositor" in the accompanying
                                            base prospectus.

SPONSORS / MORTGAGE LOAN SELLERS..........  Merrill Lynch Mortgage Lending, Inc., Countrywide
                                            Commercial Real Estate Finance, Inc., KeyBank National
                                            Association and IXIS Real Estate Capital Inc. will be
                                            the sponsors with respect to the series 2007-5
                                            securitization transaction. Merrill Lynch Mortgage
                                            Lending, Inc. is our affiliate, an affiliate of
                                            Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                                            one of the underwriters and an affiliate of Merrill
                                            Lynch Capital Services, Inc., the swap counterparty.
                                            Countrywide Commercial Real Estate Finance, Inc. is an
                                            affiliate of Countrywide Securities Corporation, one
                                            of the underwriters. KeyBank National Association is
                                            an affiliate of KeyCorp Real Estate Capital Markets,
                                            Inc., which will act as one of the master servicers
                                            and KeyBanc Capital Markets, a Division of McDonald
                                            Investments Inc., one of the underwriters. IXIS Real
                                            Estate Capital, Inc. is an affiliate of IXIS
                                            Securities North America Inc., one of the
                                            underwriters. The sponsors are also referred to as
                                            mortgage loan sellers in this prospectus supplement.

MORTGAGE LOAN SELLER......................  Wells Fargo Bank, National Association will be a mortgage loan seller with respect to the series 2007-5
                                            securitization transaction. Wells

                                       12

                                            Fargo Bank, National Association will also act as one
                                            of the master servicers and will also act as the
                                            certificate administrator.

                                            We will acquire the mortgage loans that will back the
                                            certificates from the mortgage loan sellers, each of
                                            which originated or acquired from a third party the
                                            mortgage loans to be transferred to the issuing
                                            entity.

                                            The following table shows the number of mortgage loans
                                            that we expect will be sold to us by each mortgage
                                            loan seller and the respective percentages that those
                                            mortgage loans represent of the initial mortgage pool
                                            balance, the initial loan group 1 balance and the
                                            initial loan group 2 balance.

                                            NUMBER OF    AGGREGATE CUT-OFF    % OF INITIAL    % OF INITIAL   % OF INITIAL
                                             MORTGAGE      DATE PRINCIPAL     MORTGAGE POOL    LOAN GROUP 1   LOAN GROUP
          MORTGAGE LOAN SELLER                LOANS           BALANCE            BALANCE         BALANCE       2 BALANCE
----------------------------------------    ---------    ------------------   -------------   -------------  ------------

1.  Merrill Lynch Mortgage Lending, Inc.       54        $ 1,735,571,061          39.3%           24.5%            78.6%
2.  Countrywide Commercial Real Estate
    Finance, Inc.                             168          1,387,144,690          31.4%           37.3%            15.6%
3.  KeyBank National Association               48            560,107,033          12.7%           16.4%             2.8%
4.  IXIS Real Estate Capital Inc.              32            402,050,377           9.1%           11.9%             1.6%
5.  Wells Fargo Bank, National
    Association                                31            332,146,705           7.5%            9.8%             1.4%
                                            ---------    ------------------   -------------   -------------  ------------
                                              333        $ 4,417,019,866         100.0%          100.0%           100.0%
                                            =========    ==================   =============   =============  ============

                                            See "Transaction Participants--The Sponsors" and "--The
                                            Mortgage Loan Seller" in this prospectus supplement
                                            and "The Sponsor" in the accompanying base prospectus.

TRUSTEE AND CUSTODIAN.....................  Upon initial issuance of the certificates, LaSalle
                                            Bank National Association, a national banking
                                            association with corporate trust offices located in
                                            Chicago, Illinois, will act as trustee and custodian
                                            of the assets of the issuing entity on behalf of all
                                            the certificateholders. The trustee will be primarily
                                            responsible for back-up advancing.

                                            The custodian will be responsible for maintaining
                                            possession of the promissory notes for the mortgage
                                            loans and various other important loan documents.

                                            See "Transaction Participants--The Trustee and
                                            Custodian" in this prospectus supplement."

CERTIFICATE ADMINISTRATOR.................  Upon initial issuance of the certificates, Wells Fargo
                                            Bank, National Association, a national banking
                                            association, whose principal offices are located in
                                            Columbia, Maryland and its office for certificate
                                            transfer services is located in Minneapolis, Minnesota
                                            will act as certificate administrator. Wells Fargo
                                            Bank, National Association is also a master servicer
                                            and mortgage loan seller. The certificate
                                            administrator will be responsible for: (a)
                                            distributing payments to certificateholders and
                                            (b) delivering or otherwise making available certain
                                            reports to certificateholders that provide various
                                            details regarding the certificates and the mortgage
                                            loans. In addition, the certificate administrator
                                            will have, or be responsible for appointing an agent
                                            to perform, additional duties with respect to tax
                                            administration. See "Transaction Participants--The
                                            Certificate Administrator" in this prospectus
                                            supplement.

                                       13

MASTER SERVICERS..........................  Upon initial issuance of the certificates, KeyCorp
                                            Real Estate Capital Markets, Inc., an Ohio corporation
                                            and Wells Fargo Bank, National Association, a national
                                            banking association, will act as the master servicers
                                            with respect to the mortgage loans (other than the two
                                            mortgage loans identified on Annex A-1 to this
                                            prospectus supplement as Peter Cooper Village and
                                            Stuyvesant Town and FRIS Chicken). KeyCorp Real
                                            Estate Capital Markets, Inc. is an affiliate of
                                            KeyBank National Association, one of the sponsors and
                                            KeyBanc Capital Markets, a Division of McDonald
                                            Investments Inc., one of the underwriters. Wells
                                            Fargo Bank, National Association is also one of the
                                            mortgage loan sellers and the certificate
                                            administrator.

                                            KeyCorp Real Estate Capital Markets, Inc. will act as
                                            master servicer with respect to the mortgage loans
                                            that we acquire from Merrill Lynch Mortgage Lending,
                                            Inc., KeyBank National Association and IXIS Real
                                            Estate Capital Inc. and which we will transfer to the
                                            issuing entity. Wells Fargo Bank, National
                                            Association will act as master servicer with respect
                                            to the mortgage loans that we acquire from Countrywide
                                            Real Estate Finance, Inc. and Wells Fargo Bank,
                                            National Association and which we will transfer to the
                                            issuing entity.

                                            The master servicers will be primarily responsible for
                                            servicing and administering, directly or through
                                            sub-servicers: (a) mortgage loans as to which there is
                                            no default or reasonably foreseeable default that
                                            would give rise to a transfer of servicing to the
                                            special servicer; and (b) mortgage loans as to which
                                            any such default or reasonably foreseeable default has
                                            been corrected, including as part of a work-out. In
                                            addition, the master servicers will be the primary
                                            parties responsible for making delinquency advances
                                            and servicing advances under the pooling and servicing
                                            agreement. See "Transaction Participants--The Master
                                            Servicers and the Special Servicer" in this prospectus
                                            supplement.

SPECIAL SERVICER..........................  Upon initial issuance of the certificates, CWCapital
                                            Asset Management LLC, a Massachusetts limited
                                            liability company, will act as special servicer with
                                            respect to the mortgage loans and any related
                                            foreclosure properties. The special servicer will be
                                            primarily responsible for making decisions and
                                            performing certain servicing functions, including
                                            work-outs and foreclosures, with respect to the
                                            mortgage loans that, in general, are in default or as
                                            to which default is reasonably foreseeable and for
                                            liquidating foreclosure properties that are acquired
                                            as part of the assets of the issuing entity. See
                                            "Transaction Participants--The Master Servicers and the
                                            Special Servicer" in this prospectus supplement.

SIGNIFICANT OBLIGOR.......................  The mortgage loan identified on Annex A-1 to this prospectus supplement as Peter Cooper Village and
                                            Stuyvesant Town, represents a portion of the initial
                                            mortgage pool balance in excess of 10% and therefore,
                                            the related borrower will be considered a significant
                                            obligor. See Annex C, "Description of the Ten Largest
                                            Mortgage Loans or Groups of Cross-Collateralized
                                            Mortgage Loans--Peter Cooper Village and Stuyvesant
                                            Town" in this prospectus supplement.

PETER COOPER VILLAGE AND STUYVESANT
   TOWN MORTGAGE LOAN--MASTER
   SERVICER AND SPECIAL SERVICER..........  The mortgage loan identified on Annex A-1 to this prospectus supplement as Peter Cooper Village and
                                            Stuyvesant Town will be serviced and administered
                                            pursuant to the Wachovia Bank Commercial

                                       14

                                            Mortgage Trust Commercial Mortgage Pass-Through
                                            Certificates Series 2007-C30 pooling and servicing
                                            agreement (the governing document for the Wachovia
                                            2007-C30 securitization) upon the closing of that
                                            commercial mortgage securitization (which is expected
                                            to occur shortly after the closing of the 2007-5
                                            securitization), which provides for servicing
                                            arrangements that are similar but not identical to
                                            those under the pooling and servicing agreement. In
                                            that regard--

                                            o     The trustee under the Wachovia 2007-C30 pooling
                                                  and servicing agreement, which, as of the date
                                                  hereof, has not yet been selected, will, in that
                                                  capacity, be the mortgagee of record for the
                                                  mortgage loan secured by the Peter Cooper
                                                  Village and Stuyvesant Town mortgaged real
                                                  property;

                                            o     Wachovia Bank, National Association, which is
                                                  expected to be the master servicer under the
                                                  Wachovia 2007-C30 pooling and servicing
                                                  agreement, will, in that capacity, be the master
                                                  servicer for the Peter Cooper Village and
                                                  Stuyvesant Town trust mortgage loan; and

                                            o     CWCapital Asset Management LLC, which is
                                                  expected to be the special servicer under the
                                                  Wachovia 2007-C30 pooling and servicing
                                                  agreement, will, in that capacity, be the
                                                  special servicer of the Peter Cooper Village and
                                                  Stuyvesant Town trust mortgage loan.

                                            The controlling class representative from the 2007-5
                                            securitization will be permitted to replace the
                                            special servicer under the Wachovia 2007-C30 pooling
                                            and servicing agreement only as part of a group of
                                            controlling class representatives of securitizations
                                            holding a majority of the notes comprising the Peter
                                            Cooper Village and Stuyvesant Town loan combination
                                            described in "The Loan Combination Parties."

                                            Prior to the closing of the Wachovia 2007-C30
                                            securitization, the Peter Cooper Village and
                                            Stuyvesant Town loan combination will be serviced
                                            pursuant to an interim servicing agreement, which is
                                            substantially similar to the Wachovia 2007-C30 pooling
                                            and servicing agreement.

                                            References in this prospectus supplement, however, to
                                            the trustee, the applicable master servicer and the
                                            special servicer will mean the trustee, the master
                                            servicer and the special servicer under the series
                                            2007-5 pooling and servicing agreement unless the
                                            context clearly indicates otherwise.

FRIS CHICKEN MORTGAGE LOAN--
   MASTER SERVICER AND
   SPECIAL SERVICER.......................  The mortgage loan identified on Annex A-1 to this prospectus supplement as FRIS Chicken will be serviced
                                            and administered pursuant to the MSCI 2005-HQ6 pooling
                                            and servicing agreement (the governing document for
                                            the MSCI 2005-HQ6 commercial mortgage securitization),
                                            which provides for servicing arrangements that are
                                            similar but not identical to those under the pooling
                                            and servicing agreement. In that regard--

                                            o     LaSalle Bank National Association, which is the
                                                  trustee under the MSCI 2005-HQ6 pooling and
                                                  servicing agreement, will, in

                                       15

                                                  that capacity, be the mortgagee of record for the
                                                  mortgage loan secured by the FRIS Chicken
                                                  mortgaged real property;

                                            o     Wells Fargo Bank, National Association, which is
                                                  the master servicer under the MSCI 2005-HQ6
                                                  pooling and servicing agreement, will, in that
                                                  capacity, be the master servicer for the FRIS
                                                  Chicken trust mortgage loan; and

                                            o     CWCapital Asset Management LLC, which is the
                                                  special servicer under the MSCI 2005-HQ6 pooling
                                                  and servicing agreement, will, in that capacity,
                                                  be the special servicer of the FRIS Chicken
                                                  trust mortgage loan.

                                            The controlling class representative from the 2007-5
                                            securitization will not be permitted to replace the
                                            special servicer under the MSCI 2005-HQ6 pooling and
                                            servicing agreement.

CONTROLLING CLASS OF CERTIFICATEHOLDERS...  The holders--or, if applicable, beneficial owners--of certificates representing a majority interest in a
                                            designated controlling class of the certificates will
                                            have the right, subject to the conditions described
                                            under "Servicing of the Mortgage Loans--The Controlling
                                            Class Representative and the Loan Combination
                                            Controlling Parties" and "--Replacement of the Special
                                            Servicer" in this prospectus supplement, to--

                                            o     replace the special servicer;

                                            o     select a representative that may direct and
                                                  advise the special servicer on various servicing
                                                  matters with respect to the mortgage loans,
                                                  except to the extent that the holder of a
                                                  related A-note loan or a related B-note loan,
                                                  which holders are described under "--The Loan
                                                  Combination Controlling Parties" below, may
                                                  exercise those, or similar, rights with respect
                                                  to any of the mortgage loans (loan numbers 1 and
                                                  40) that we identify on Annex A-1 to this
                                                  prospectus supplement as being secured by the
                                                  Peter Cooper Village and Stuyvesant Town and
                                                  FRIS Chicken mortgaged real properties,
                                                  respectively.

                                            Unless there are significant losses on the mortgage
                                            loans, the controlling class of certificateholders
                                            will be the holders of a non-offered class of
                                            certificates. The initial controlling class of
                                            certificateholders will be the class Q
                                            certificateholders.

THE LOAN COMBINATION
   CONTROLLING PARTIES....................  As indicated under "--The Mortgage Loans and the
                                            Mortgaged Real Properties--The Loan Combinations"
                                            below, seven (7) mortgage loans are each part of a
                                            loan combination that is comprised of that mortgage
                                            loan, which will be transferred to the issuing entity,
                                            and one or more pari passu A-note and/or subordinate
                                            B-note loans that will not be transferred to the
                                            issuing entity.

                                            In the case of one (1) of the seven (7) loan
                                            combinations referred to above, which is secured by
                                            the mortgaged real property identified on Annex A-1 to
                                            this prospectus supplement as Peter Cooper Village and
                                            Stuyvesant Town, such loan combination will be
                                            serviced by the servicing parties pursuant to the
                                            pooling and servicing agreement

                                       16

                                            governing the Wachovia 2007-C30 commercial mortgage
                                            securitization upon the closing of such securitization
                                            as described above under "--Peter Cooper Village and
                                            Stuyvesant Town Trust Mortgage Loan, Master Servicer
                                            and Special Servicer." The controlling class
                                            representative of the Wachovia 2007-C30 securitization
                                            (as designee of the holder of one of the related
                                            A-note loans that will be included in such
                                            securitization), will have the right, in lieu of the
                                            controlling class representative, to direct and advise
                                            the master servicer and the special servicer under the
                                            Wachovia 2007-C30 pooling and servicing agreement on
                                            various servicing matters with respect to the mortgage
                                            loan combination and the related mortgaged real
                                            property. The controlling class representative will
                                            have consultation rights in respect of certain
                                            servicing actions involving the Peter Cooper Village
                                            and Stuyvesant Town loan combination.

                                            In the case of one (1) of the seven (7) loan
                                            combinations referred to above, which is secured by
                                            the mortgaged real property identified on Annex A-1 to
                                            this prospectus supplement as Fort Henry Mall, such
                                            loan combination consists of the related trust
                                            mortgage loan and a future advance obligation
                                            currently held by Merrill Lynch Mortgage Lending, Inc.
                                            (which may be sold or transferred at any time), which
                                            requires the holder to make three or fewer future
                                            advances to the related borrower in an aggregate
                                            amount up to $5,100,000 (each future advance in a
                                            minimum amount of $1,700,000), on or before January 8,
                                            2009, upon the satisfaction of certain conditions
                                            under the related loan documents. Upon each future
                                            advance, the borrower will issue a promissory note to
                                            the holder of the future funding obligation evidencing
                                            an A-note non-trust loan that is pari passu in right
                                            of payment to the related trust mortgage loan. The
                                            controlling class representative of the series 2007-5
                                            securitization will have the right to direct and
                                            advise the applicable master servicer and special
                                            servicer on various servicing matters regarding the
                                            related loan combination. The holder of the related
                                            A-note non-trust loan will not have any voting,
                                            consent or other rights with respect to any servicing
                                            actions involving the Fort Henry Mall loan combination.

                                            In the case of one (1) of the seven (7) loan
                                            combinations referred to above, which is secured by
                                            the mortgaged real property identified on Annex A-1 to
                                            this prospectus supplement as FRIS Chicken, such loan
                                            combination will be serviced by the servicing parties
                                            under and pursuant to the pooling and servicing
                                            agreement governing the MSCI 2005-HQ6 securitization
                                            as described above under "--FRIS Chicken Trust Mortgage
                                            Loan, Master Servicer and Special Servicer."  The
                                            holder of the related FRIS Chicken B-Note non-trust
                                            loan, will have the right, in lieu of the controlling
                                            class representative, to direct and advise the master
                                            servicer and the special servicer under the MSCI
                                            2005-HQ6 pooling and servicing agreement on various
                                            servicing matters with respect to the mortgage loan
                                            combination and the related mortgaged real
                                            properties. The controlling class representative will
                                            have consultation rights in respect of certain
                                            servicing actions involving the FRIS Chicken loan
                                            combination.

                                            In the case of four (4) of the seven (7) loan
                                            combinations referred to above, which are secured by
                                            the mortgaged real properties identified on Annex A-1
                                            to this prospectus supplement as Detroit Riverview
                                            Medical Complex, St. Luke's Cornwall Medical Complex,
                                            10000 Business

                                       17

                                            Blvd. and 4010 Airpark Drive, respectively, the
                                            respective holders of the related B-note loans will
                                            have no voting, consent or other rights with respect
                                            to any servicing actions.

                                            See "Description of the Mortgage Pool--The Loan
                                            Combinations--The Peter Cooper Village and Stuyvesant
                                            Town Loan Combination," "--The Fort Henry Mall Loan
                                            Combination" and "--The FRIS Chicken Loan Combination,"
                                            "--The MezzCap Loan Combinations," "--The 10000 Business
                                            Blvd. and 4010 Airpark Drive Loan Combinations" and
                                            "Servicing of the Mortgage Loans--The Controlling Class
                                            Representative and the Loan Combination Controlling
                                            Parties" in this prospectus supplement.

SWAP COUNTERPARTY.........................  It is expected that Merrill Lynch Capital Services,
                                            Inc., one of our affiliates and an affiliate of
                                            Merrill Lynch Mortgage Lending, Inc., one of the
                                            mortgage loan sellers, and of Merrill Lynch, Pierce,
                                            Fenner & Smith Incorporated, one of the underwriters,
                                            will be the counterparty under the swap agreements
                                            relating to the class A-2FL, A-3FL, A-4FL, AM-FL and
                                            AJ-FL certificates. The obligations of Merrill Lynch
                                            Capital Services, Inc. under the swap agreements will
                                            be guaranteed by Merrill Lynch & Co., Inc., another of
                                            our affiliates. As of the date of this prospectus
                                            supplement, Merrill Lynch & Co., Inc. has been
                                            assigned senior unsecured debt ratings of "AA-" by
                                            S&P, "Aa3" by Moody's Investors Services, Inc. and
                                            "AA-" by Fitch, Inc. See "Description of the Swap
                                            Agreements" in this prospectus supplement.

                                            None of the holders of any offered certificate will
                                            have any beneficial interest in any swap agreement.

                                     RELEVANT DATES AND PERIODS

CUT-OFF DATE..............................  References in this prospectus supplement to the
                                            "cut-off date" mean, individually and collectively, as
                                            the context may require, with respect to each mortgage
                                            loan, the related due date of that mortgage loan in
                                            March 2007 or, with respect to any mortgage loan that
                                            has its first due date in April 2007, March 1, 2007.
                                            All payments and collections received on each mortgage
                                            loan after the cut-off date, excluding any payments or
                                            collections that represent amounts due on or before
                                            that date, will belong to the issuing entity.

CLOSING DATE..............................  The date of initial issuance for the offered certificates will be on or about March 14, 2007.

DETERMINATION DATE........................  For any distribution date, the eighth day of each month, or if such eighth day is not a business day,
                                            the business day immediately succeeding, commencing in
                                            April 2007.

                                            Notwithstanding the foregoing, the applicable master
                                            servicer may make its determination as to the
                                            collections received in respect of certain mortgage
                                            loans as of a later date during each month because
                                            those mortgage loans provide for monthly debt-service
                                            payments to be due on a day later than the first day
                                            of each month, but which, subject to the applicable
                                            business day convention, is not later than the 11th
                                            day of each month.

                                            With respect to any distribution date, references in
                                            this prospectus supplement to "determination date"
                                            mean, as to each mortgage loan,

                                       18

                                            the applicable determination date occurring in the
                                            same month as that distribution date.

DISTRIBUTION DATE.........................  Payments on the offered certificates are scheduled to occur monthly, commencing in April 2007. During any
                                            given month, the distribution date will be the fourth
                                            business day after the related determination date.

RECORD DATE...............................  The record date for each monthly payment on an offered certificate will be the last business day of the prior
                                            calendar month. The registered holders of the offered
                                            certificates at the close of business on each record
                                            date will be entitled to receive any payments on those
                                            certificates on the following distribution date,
                                            except that the last payment on any offered
                                            certificate will be made only upon presentation and
                                            surrender of that certificate.

RATED FINAL DISTRIBUTION DATE.............  The rated final distribution date for each class of the offered certificates is the distribution date in
                                            August 2048.

ASSUMED FINAL DISTRIBUTION DATES..........  Set forth opposite each class of offered certificates in the table below is the distribution date on which
                                            the principal balance of that class is expected to be
                                            paid in full, assuming, among other things, no
                                            delinquencies, losses, modifications, extensions of
                                            maturity dates, repurchases or, except as contemplated
                                            by the next sentence, prepayments of the mortgage
                                            loans after the initial issuance of the certificates.
                                            For purposes of the table, each mortgage loan with an
                                            anticipated repayment date is assumed to be repaid in
                                            full on its anticipated repayment date and each
                                            mortgage loan which converts from a fixed rate of
                                            interest to a floating rate is assumed to be repaid in
                                            full on its first open prepayment date.

                                                                       MONTH AND YEAR OF ASSUMED
                                                     CLASS              FINAL DISTRIBUTION DATE
                                                   --------           ---------------------------

                                                      A-1                   December 2011
                                                      A-2                    March 2012
                                                      A-3                     July 2016
                                                     A-SB                   October 2016
                                                      A-4                   January 2017
                                                     A-1A                   January 2017
                                                      AM                    January 2017
                                                      AJ                    February 2017
                                                       B                    February 2017
                                                       C                    February 2017
                                                       D                    February 2017

                                            See the maturity assumptions described under "Yield
                                            and Maturity Considerations" in this prospectus
                                            supplement for further assumptions that were taken
                                            into account in determining the assumed final
                                            distribution dates.

COLLECTION PERIOD.........................  On any distribution date, amounts available for payment on the offered certificates will depend on the
                                            payments and other collections received, and any
                                            advances of payments due, on the mortgage loans during
                                            the related collection period. In general, each
                                            collection period--

                                            o     will relate to a particular distribution date;

                                            o     will be approximately one month long;

                                       19

                                            o     will begin on the day after the determination
                                                  date in the immediately preceding month or, in
                                                  the case of the first collection period, will
                                                  begin immediately following the cut-off date; and

                                            o     will end on the determination date in the month
                                                  of the related distribution date.

                                            However, the collection period for any distribution
                                            date for certain mortgage loans may differ from the
                                            collection period with respect to the rest of the
                                            mortgage pool for that distribution date because the
                                            determination dates for those mortgage loans may not
                                            be the same as the determination date for the rest of
                                            the mortgage pool. Accordingly, there may be more
                                            than one collection period with respect to some
                                            distribution dates.

                                            With respect to any distribution date, references in
                                            this prospectus supplement to "collection period"
                                            mean, as to each mortgage loan, the applicable
                                            collection period ending in the month in which that
                                            distribution date occurs.

INTEREST ACCRUAL PERIOD...................  The amount of interest payable with respect to the offered certificates on any distribution date will be
                                            a function of the interest accrued during the related
                                            interest accrual period. The interest accrual period
                                            with respect to each class of interest-bearing offered
                                            certificates and the class A-2FL REMIC II regular
                                            interest, the class A-3FL REMIC II regular interest,
                                            the class A-4FL REMIC II regular interest, the class
                                            AM-FL REMIC II regular interest and the class AJ-FL
                                            REMIC II regular interest for any distribution date
                                            will be the calendar month immediately preceding the
                                            month in which that distribution date occurs.
                                            Interest will be calculated with respect to each class
                                            of interest-bearing offered certificates and the class
                                            A-2FL REMIC II regular interest, the class A-3FL REMIC
                                            II regular interest, the class A-4FL REMIC II regular
                                            interest, the class AM-FL REMIC II regular interest
                                            and the class AJ-FL REMIC II regular interest assuming
                                            that each interest accrual period consists of 30 days
                                            and each year consists of 360 days.

                              DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL...................................  The issuing entity will issue multiple classes of certificates with an approximate total principal
                                            balance at initial issuance equal to $4,417,019,866.
                                            Eleven (11) of those classes of the certificates are
                                            being offered by this prospectus supplement. The
                                            classes offered by this prospectus supplement are
                                            identified on the cover hereof. The remaining classes
                                            of the certificates will be offered separately in a
                                            private offering.

REGISTRATION AND DENOMINATIONS............  We intend to deliver the offered certificates in book-entry form in original denominations of $25,000
                                            initial principal balance and in any whole dollar
                                            denomination in excess of $25,000.

                                            You will initially hold your offered certificates,
                                            directly or indirectly, through The Depository Trust
                                            Company and they will be registered in the name of
                                            Cede & Co. as nominee for The Depository Trust
                                            Company. As a result, you will not receive a fully
                                            registered physical certificate representing your
                                            interest in any offered certificate, except

                                       20

                                            under the limited circumstances described under
                                            "Description of the Offered Certificates--Registration
                                            and Denominations" in this prospectus supplement and
                                            under "Description of the Certificates--Book-Entry
                                            Registration" in the accompanying base prospectus.

PAYMENTS

A.  GENERAL...............................  For purposes of making distributions with respect to the class A-1, A-2, A-3, A-SB, A-4 and A-1A
                                            certificates and the class A-2FL, A-3FL and A-4FL
                                            certificates (through the respective REMIC II regular
                                            interests), the mortgage loans will be deemed to
                                            consist of two distinct groups, loan group 1 and loan
                                            group 2. Loan group 1 will consist of 259 mortgage
                                            loans, with an initial loan group 1 balance of
                                            $3,211,422,742 and representing approximately 72.7% of
                                            the initial mortgage pool balance, that are secured by
                                            the various property types that constitute collateral
                                            for those mortgage loans. Loan group 2 will consist
                                            of 74 mortgage loans, with an initial loan group 2
                                            balance of $1,205,597,124 and representing
                                            approximately 27.3% of the initial mortgage pool
                                            balance, that are secured by multifamily and
                                            manufactured housing community properties. Annex A-1
                                            to this prospectus supplement sets forth the loan
                                            group designation with respect to each mortgage loan.

                                            On each distribution date, to the extent of available
                                            funds attributable to the mortgage loans as described
                                            below, which available funds will be net of specified
                                            expenses of the issuing entity, including all
                                            servicing fees, trust administration fees and other
                                            compensation, the certificate administrator will make
                                            payments of interest and, except in the case of the
                                            class X certificates, principal to the holders of the
                                            following classes of certificates (or, in the case of
                                            the reference to "A-2FL" below, with respect to the
                                            class A-2FL REMIC II regular interest, in the case of
                                            the reference to "A-3FL" below, with respect to the
                                            class A-3FL REMIC II regular interest, in the case of
                                            the reference to "A-4FL" below, with respect to the
                                            class A-4FL REMIC II regular interest, in the case of
                                            the reference to "AM-FL" below, with respect to the
                                            class AM-FL REMIC II regular interest, and in the case
                                            of the reference to "AJ-FL" below, with respect to the
                                            class AJ-FL REMIC II regular interest), in the
                                            following order:

                                              PAYMENT ORDER              CLASS
                                              -------------    ----------------------------

                                                    1          A-1, A-2, A-2FL, A-3, A-3FL,
                                                               A-SB, A-4, A-4FL, A-1A and X
                                                    2                AM and AM-FL
                                                    3                AJ and AJ-FL
                                                    4                      B
                                                    5                      C
                                                    6                      D
                                                    7                      E
                                                    8                      F
                                                    9                      G
                                                   10                      H
                                                   11                      J
                                                   12                      K
                                                   13                      L
                                                   14                      M
                                                   15                      N
                                                   16                      P
                                                   17                      Q

                                       21

                                            In general, payments of interest in respect of the
                                            class A-1, A-2, A-3, A-SB and A-4 certificates, and
                                            the class A-2FL REMIC II regular interest, the class
                                            A-3FL REMIC II regular interest and the class A-4FL
                                            REMIC II regular interest will be made pro rata, based
                                            on entitlement, out of available funds attributable to
                                            the mortgage loans in loan group 1. Payments of
                                            interest in respect of the class A-1A certificates
                                            will be made out of available funds attributable to
                                            the mortgage loans in loan group 2. Payments of
                                            interest on the class X certificates will be made out
                                            of available funds attributable to both loan groups.
                                            However, if the funds available for those
                                            distributions of interest on any distribution date are
                                            insufficient to pay in full the total amount of
                                            interest to be paid with respect to any of the class
                                            A-1, A-2, A-3, A-SB, A-4, A-1A and/or X certificates,
                                            the class A-2FL REMIC II regular interest, the class
                                            A-3FL REMIC II regular interest and/or the class A-4FL
                                            REMIC II regular interest, then the funds available
                                            for distribution will be allocated among all these
                                            classes pro rata in accordance with their interest
                                            entitlements, without regard to loan groups.

                                            The allocation of principal payments among the class
                                            A-1, A-2, A-3, A-SB, A-4 and A-1A certificates, the
                                            class A-2FL certificates (through the class A-2FL
                                            REMIC II regular interest), the class A-3FL
                                            certificates (through the class A-3FL REMIC II regular
                                            interest) and the class A-4FL certificates (through
                                            the class A-4FL REMIC II regular interest) also takes
                                            into account loan groups and is described under
                                            "--Payments--Payments of Principal" below. The class X
                                            certificates do not have principal balances and do not
                                            entitle their holders to payments of principal. See
                                            "Description of the Offered
                                            Certificates--Payments--Priority of Payments" in this
                                            prospectus supplement.

                                            No payments or other collections on the non-trust
                                            loans described under "--The Mortgage Loans and the
                                            Mortgaged Real Properties--Loan Combinations" below,
                                            which are not assets of the issuing entity, will be
                                            available for distributions on the certificates. See
                                            "Description of the Mortgage Pool--Loan Combination" in
                                            this prospectus supplement.

B.  PAYMENTS OF INTEREST..................  Each class of certificates (other than the class Y, Z,
                                            R-I and R-II certificates), the class A-2FL REMIC II
                                            regular interest, the class A-3FL REMIC II regular
                                            interest, the class A-4FL REMIC II regular interest,
                                            the class AM-FL REMIC II regular interest and the
                                            class AJ-FL REMIC II regular interest will bear
                                            interest. With respect to each interest-bearing class
                                            of certificates, the class A-2FL REMIC II regular
                                            interest, the class A-3FL REMIC II regular interest,
                                            the class A-4FL REMIC II regular interest, the class
                                            AM-FL REMIC II regular interest and the class AJ-FL
                                            REMIC II regular interest, that interest will accrue
                                            during each interest accrual period based upon--

                                            o     the pass-through rate applicable for the
                                                  particular class of certificates, the class
                                                  A-2FL REMIC II regular interest, the class A-3FL
                                                  REMIC II regular interest, the class A-4FL REMIC
                                                  II regular interest, the class AM-FL REMIC II
                                                  regular interest or the class AJ-FL REMIC II
                                                  regular interest, as the case may be, for that
                                                  interest accrual period;

                                            o     the total principal balance or notional amount,
                                                  as the case may be, of the particular class of
                                                  certificates, the class A-2FL

                                       22

                                                  REMIC II regular interest, the class A-3FL REMIC II
                                                  regular interest, the class A-4FL REMIC II
                                                  regular interest, the class AM-FL REMIC II
                                                  regular interest or the class AJ-FL REMIC II
                                                  regular interest, as the case may be,
                                                  outstanding immediately prior to the related
                                                  distribution date; and

                                            o     the assumption that each year consists of twelve
                                                  30-day months (or, in the case of each of the
                                                  A-2FL, A-3FL, AM-FL and AJ-FL classes, for so
                                                  long as the related swap agreement is in effect
                                                  and there is no continuing payment default
                                                  thereunder on the part of the swap counterparty,
                                                  based on the actual number of days in the
                                                  applicable interest accrual period and the
                                                  assumption that each year consists of 360 days).

                                            A whole or partial prepayment on a mortgage loan may
                                            not be accompanied by the amount of one full month's
                                            interest on the prepayment. As and to the extent
                                            described under "Description of the Offered
                                            Certificates--Payments--Payments of Interest" in this
                                            prospectus supplement, these shortfalls may be
                                            allocated (in the case of the class A-2FL
                                            certificates, through the class A-2FL REMIC II regular
                                            interest, in the case of the class A-3FL certificates,
                                            through the class A-3FL REMIC II regular interest, in
                                            the case of the class A-4FL certificates, through the
                                            class A-4FL REMIC II regular interest, in the case of
                                            the class AM-FL certificates, through the class AM-FL
                                            REMIC II regular interest and in the case of the class
                                            AJ-FL certificates, through the class AJ-FL REMIC II
                                            regular interest) to reduce the amount of accrued
                                            interest otherwise payable to the holders of the
                                            respective interest-bearing classes of the
                                            certificates (other than the class X certificates).

                                            On each distribution date, subject to available funds
                                            and the payment priorities described under
                                            "--Payments--General" above, you will be entitled to
                                            receive your proportionate share of: (a) all interest
                                            accrued with respect to your class of offered
                                            certificates during the related interest accrual
                                            period; plus (b) any interest that was payable with
                                            respect to your class of offered certificates on all
                                            prior distribution dates, to the extent not previously
                                            paid; less (c) except in the case of the class X
                                            certificates, your class's share of any shortfalls in
                                            interest collections due to prepayments on mortgage
                                            loans that are not offset by certain payments made by,
                                            in each case, the applicable master servicer.

                                            If, as described below under "--Payments of Principal,"
                                            collections of principal are insufficient to make a
                                            full reimbursement for nonrecoverable advances, those
                                            amounts may be reimbursed from interest on the
                                            mortgage loans, thereby reducing the amount of
                                            interest otherwise distributable on the
                                            interest-bearing certificates on the related
                                            distribution date.

                                            See "Description of the Offered
                                            Certificates--Payments--Payments of Interest,"
                                            "--Payments--Priority of Payments" and "--Calculation of
                                            Pass-Through Rates" in this prospectus supplement.

C.  PAYMENTS OF PRINCIPAL.................  The class X, R-I, R-II, Y and Z certificates do not have principal balances and do not entitle their
                                            holders to payments of principal. Subject to
                                            available funds and the payment priorities described
                                            under "--Payments--General" above, however, the holders
                                            of each class of principal balance certificates will
                                            be entitled to receive a total amount

                                       23

                                            of principal over time equal to the initial principal
                                            balance of their particular class. The certificate
                                            administrator will be required to make payments of
                                            principal in a specified sequential order (in the case
                                            of the class A-2FL certificates, through the class
                                            A-2FL REMIC II regular interest, in the case of the
                                            class A-3FL certificates, through the class A-3FL
                                            REMIC II regular interest, in the case of the class
                                            A-4FL certificates, through the class A-4FL REMIC II
                                            regular interest, in the case of the class AM-FL
                                            certificates, through the class AM-FL REMIC II regular
                                            interest or, in the case of the class AJ-FL
                                            certificates, through the class AJ-FL REMIC II regular
                                            interest) to ensure that--

                                            o     no payments of principal will be made to the
                                                  holders of the class E, F, G, H, J, K, L, M, N,
                                                  P or Q certificates until the total principal
                                                  balance of the offered certificates is reduced
                                                  to zero;

                                            o     no payments of principal will be made to the
                                                  holders of the class AM, AM-FL, AJ, AJ-FL, B, C
                                                  or D certificates until, in the case of each of
                                                  those classes, the total principal balance of
                                                  all more senior classes of offered certificates
                                                  is reduced to zero; and

                                            o     except as described under "--Amortization,
                                                  Liquidation and Payment Triggers" below,
                                                  payments of principal will be made--

                                                  (i)  to, first, the holders of the class A-1
                                                       certificates, until the total principal
                                                       balance of such certificates is reduced to
                                                       zero, second, the holders of the class A-2
                                                       and class A-2FL certificates, on a pro rata
                                                       basis by principal balance, until the total
                                                       principal balance of such certificates is
                                                       reduced to zero, third, the holders of the
                                                       class A-3 certificates and class A-3FL
                                                       certificates, on a pro rata basis by
                                                       principal balance, until the total principal
                                                       balance of such certificates is reduced to
                                                       zero, fourth, the holders of the class A-SB
                                                       certificates, until the total principal
                                                       balance of such certificates is reduced to
                                                       zero, fifth, the holders of the class A-4
                                                       certificates and class A-4FL certificates, on
                                                       a pro rata basis by principal balance, until
                                                       the total principal balance of such
                                                       certificates is reduced to zero, in an
                                                       aggregate amount equal to the funds allocated
                                                       to principal with respect to mortgage loans
                                                       in loan group 1 and, after the total
                                                       principal balance of the class A-1A
                                                       certificates has been reduced to zero, the
                                                       funds allocated to principal with respect to
                                                       mortgage loans in loan group 2, provided
                                                       that, on each distribution date the total
                                                       principal balance of the class A-SB
                                                       certificates must, subject to available
                                                       funds, be paid down, if necessary, to the
                                                       scheduled principal balance for that class
                                                       for that distribution date that is set forth
                                                       on Annex E to this prospectus supplement
                                                       before any payments of principal are made
                                                       with respect to the class A-1, A-2, A-2FL,
                                                       A-3, A-3FL, A-4 and/or A-4FL certificates,

                                                  (ii) to the holders of the class A-1A
                                                       certificates, until the total principal
                                                       balance of such certificates is reduced to
                                                       zero, in

                                       24

                                                       an aggregate amount equal to the funds
                                                       allocated to principal with respect to
                                                       mortgage loans in loan group 2 and, after the
                                                       total principal balance of the class A-1,
                                                       A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL
                                                       certificates has been reduced to zero, the
                                                       funds allocated to principal with respect to
                                                       mortgage loans in loan group 1.

                                            The total payments of principal to be made on the
                                            principal balance certificates on any distribution
                                            date will generally be a function of--

                                            o     the amount of scheduled payments of principal
                                                  due or, in some cases, deemed due on the
                                                  mortgage loans during the related collection
                                                  period, which payments are either received as of
                                                  the end of that collection period or advanced by
                                                  the applicable master servicer or the trustee;
                                                  and

                                            o     the amount of any prepayments and other
                                                  unscheduled collections of previously unadvanced
                                                  principal with respect to the mortgage loans
                                                  that are received during the related collection
                                                  period.

                                            However, if the applicable master servicer, the
                                            special servicer or the trustee reimburses itself out
                                            of general collections on the mortgage pool for any
                                            advance, together with any interest accrued on that
                                            advance, that it has determined is not ultimately
                                            recoverable out of collections on the related mortgage
                                            loan, then that advance, together with interest
                                            accrued on that advance, will be reimbursed first out
                                            of payments and other collections of principal on all
                                            the mortgage loans, thereby reducing the amount of
                                            principal otherwise distributable in respect of the
                                            principal balance certificates on the related
                                            distribution date, prior to being reimbursed out of
                                            payments and other collections of interest on all the
                                            mortgage loans.

                                            Additionally, if any advance, together with interest
                                            accrued on that advance, with respect to a defaulted
                                            mortgage loan remains unreimbursed following the time
                                            that the mortgage loan is modified and returned to
                                            performing status, then (even though that advance has
                                            not been deemed nonrecoverable from collections on the
                                            related mortgage loan) the applicable master servicer,
                                            the special servicer or the trustee, as applicable,
                                            will be entitled to reimbursement for that advance,
                                            with interest, on a monthly basis, out of payments and
                                            other collections of principal on all the mortgage
                                            loans after the application of those principal
                                            payments and collections to reimburse any party for
                                            advances that are nonrecoverable on a loan-specific
                                            basis as described in the prior paragraph, thereby
                                            reducing the amount of principal otherwise
                                            distributable in respect of the principal balance
                                            certificates on the related distribution date.

                                            Reimbursements of the advances described in the prior
                                            two paragraphs will generally be made first from
                                            principal collections on the mortgage loans included
                                            in the loan group which includes the mortgage loan in
                                            respect of which the advance was made, and if those
                                            collections are insufficient to make a full
                                            reimbursement, then from principal collections on the
                                            mortgage loans in the other loan group. As a result,
                                            distributions of principal with respect to the class
                                            A-1, A-2, A-3, A-SB, A-4 or A-1A certificates, the
                                            class A-2FL certificates (through the class A-2FL
                                            REMIC II regular interest), the class A-3FL
                                            certificates

                                       25

                                            (through the class A-3FL REMIC II regular interest) or
                                            the class A-4FL certificates (through the class A-4FL
                                            REMIC II regular interest) may be reduced even if the
                                            advances being reimbursed were made in respect of
                                            mortgage loans included in the loan group that does
                                            not primarily relate to such class of certificates.

                                            If any advance described above is not reimbursed in
                                            whole on any distribution date due to insufficient
                                            principal collections and, solely in the case of an
                                            advance that is nonrecoverable on a loan-specific
                                            basis, interest collections on the mortgage pool
                                            during the related collection period, then the portion
                                            of that advance which remains unreimbursed will be
                                            carried over, and continue to accrue interest, for
                                            reimbursement on the following distribution date.

                                            The payment of certain default-related or otherwise
                                            unanticipated expenses with respect to any mortgage
                                            loan may reduce the amounts allocable as principal of
                                            that mortgage loan and, accordingly, the principal
                                            distributions on the principal balance certificates.

                                            See "Description of the Offered
                                            Certificates--Payments--Payments of Principal" and
                                            "--Payments--Priority of Payments" in this prospectus
                                            supplement.

D.  AMORTIZATION, LIQUIDATION
    AND PAYMENT TRIGGERS..................  As a result of losses on the mortgage loans and/or default-related or other unanticipated expenses of the
                                            issuing entity, the total principal balance of the
                                            class AM, AM-FL, AJ, AJ-FL, B, C, D, E, F, G, H, J, K,
                                            L, M, N, P and Q certificates could be reduced to zero
                                            at a time when the class A-1, A-2, A-2FL, A-3, A-3FL,
                                            A-SB, A-4, A-4FL and A-1A certificates remain
                                            outstanding. See "--Description of the Offered
                                            Certificates--Allocation of Losses on the Mortgage
                                            Loans and Other Unanticipated Expenses" below. If the
                                            total principal balance of the class AM, AM-FL, AJ,
                                            AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P and Q
                                            certificates is reduced to zero at a time when the
                                            class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL
                                            and A-1A certificates, or any two or more of those
                                            classes, remain outstanding, any payments of principal
                                            will be distributed to the holders of the outstanding
                                            class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL
                                            and A-1A certificates, pro rata, rather than
                                            sequentially, in accordance with their respective
                                            principal balances and without regard to loan groups.

E.  PAYMENTS OF PREPAYMENT PREMIUMS AND
    YIELD MAINTENANCE CHARGES.............  You may, in certain circumstances, also receive distributions of prepayment premiums and yield
                                            maintenance charges collected on the mortgage loans.
                                            Any distributions of those amounts would be in
                                            addition to the distributions of principal and
                                            interest described above.

                                            If any prepayment premium or yield maintenance charge
                                            is collected on any of the mortgage loans, then the
                                            certificate administrator will pay that amount in the
                                            proportions described under "Description of the
                                            Offered Certificates--Payments--Payments of Prepayment
                                            Premiums and Yield Maintenance Charges" (other than to
                                            the holders of any class A-2FL, class A-3FL.
                                            class A-4FL, class AM-FL and class AJ-FL certificates)
                                            in this prospectus supplement, to--

                                       26

                                            o     the holders of any of the class A-1, A-2, A-3,
                                                  A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F, G and/or
                                                  H certificates and/or the class A-2FL REMIC II
                                                  regular interest, the class A-3FL REMIC II
                                                  regular interest, the class A-4FL REMIC II
                                                  regular interest, the class AM-FL REMIC II
                                                  regular interest and/or the class AJ-FL REMIC II
                                                  regular interest that are then entitled to
                                                  receive payments of principal with respect to
                                                  the loan group that includes the prepaid
                                                  mortgage loan; and/or

                                            o     the holders of the class X certificates.

                                            All prepayment premiums and yield maintenance charges
                                            payable as described above will be reduced, with
                                            respect to specially serviced mortgage loans, by an
                                            amount equal to certain expenses of the issuing entity
                                            and losses realized in respect of the mortgage loans
                                            previously allocated to any class of certificates.

                                            See "Description of the Offered
                                            Certificates--Payments--Payments of Prepayment Premiums
                                            and Yield Maintenance Charges" in this prospectus
                                            supplement.

F.  FEES AND EXPENSES.....................  The amounts available for distribution on the certificates on any distribution date will generally
                                            be net of the following amounts:

          TYPE / RECIPIENT                           AMOUNT/SOURCE                     FREQUENCY
----------------------------------    --------------------------------------------  ----------------

FEES

Master Servicing Fee / Master         Payable with respect to each and every           Monthly
Servicers                             mortgage loan held by the issuing entity,
                                      including each specially serviced mortgage
                                      loan, if any, and each mortgage loan, if
                                      any, as to which the corresponding
                                      mortgaged real property has been acquired
                                      as foreclosure property as part of the
                                      assets of the issuing entity.  With respect
                                      to each such mortgage loan, the master
                                      servicing fee will: (1) generally be
                                      calculated for the same number of days and
                                      on the same principal amount as interest
                                      accrues or is deemed to accrue on that
                                      mortgage loan; (2) accrue at an annual rate
                                      that ranges from 0.02000% to 0.11000% per
                                      annum; and (3) be payable (a) monthly from
                                      amounts allocable as interest with respect
                                      to that mortgage loan and/or (b) if the
                                      subject mortgage loan and any related
                                      foreclosure property has been liquidated on
                                      behalf of, among others, the
                                      certificateholders, out of general
                                      collections on the mortgage pool.  Master
                                      servicing fees with respect to any mortgage
                                      loan will include the primary servicing
                                      fees payable by the applicable master
                                      servicer to any sub-servicer with respect
                                      to that mortgage loan.

Additional Master Servicing               o     Prepayment interest excesses           Time to time
Compensation / Master Servicers                 collected on mortgage loans
                                                that are the subject of a
                                                principal prepayment in full
                                                or in part after their
                                                respective due dates in any
                                                collection period;

                                       27

          TYPE / RECIPIENT                           AMOUNT/SOURCE                     FREQUENCY
----------------------------------    --------------------------------------------  ----------------

                                          o     All interest and                       Monthly
                                                investment income earned
                                                on amounts on deposit in
                                                accounts maintained by a
                                                master servicer, to the
                                                extent not otherwise
                                                payable to the borrowers;

                                          o     On non-specially serviced              Time to time
                                                mortgage loans, late
                                                payment charges and
                                                default interest actually
                                                collected with respect to
                                                the subject mortgage loan
                                                during any collection
                                                period, but only to the
                                                extent not otherwise
                                                allocable to pay the
                                                following items with
                                                respect to the subject
                                                mortgage loan: (i)
                                                interest on advances; or
                                                (ii) additional trust fund
                                                expenses currently payable
                                                or previously paid with
                                                respect to the subject
                                                mortgage loan or related
                                                mortgaged real property
                                                from collections on the
                                                mortgage pool and not
                                                previously reimbursed; and

                                          o     100%--or, if the consent
                                                of the special servicer is             Time to Time
                                                required with respect to
                                                the subject action, 50%--
                                                of each assumption
                                                application fee,
                                                assumption fee,
                                                modification fee,
                                                extension fee other
                                                similar fee or fees paid
                                                in connection with a
                                                defeasance of a mortgage
                                                loan that is actually paid
                                                by a borrower in
                                                connection with the
                                                related action.

Special Servicing Fee / Special       Payable with respect to each mortgage loan       Monthly
Servicer                              that is being specially serviced or as to
                                      which the corresponding mortgaged real
                                      property has been acquired as foreclosure
                                      property as part of the assets of the
                                      issuing entity.  With respect to each such
                                      mortgage loan, the special servicing fee
                                      will: (a) accrue for the same number of
                                      days and on the same principal amount as
                                      interest accrues or is deemed to accrue
                                      from time to time on that mortgage loan;
                                      (b) accrue at a special servicing fee rate
                                      of 0.25% per annum; and (c) be payable
                                      monthly from general collections on the
                                      mortgage pool.

Workout Fee / Special Servicer        Payable with respect to each specially        Time to time
                                      serviced mortgage loan that the special
                                      servicer successfully works out.  The
                                      workout fee will be payable out of, and
                                      will be calculated by application of a
                                      workout fee rate of 1.0% to, each
                                      collection of interest and principal
                                      received on the subject mortgage loan for
                                      so long as it is not returned to special
                                      servicing by reason of an actual or
                                      reasonably foreseeable default.

                                       28

          TYPE / RECIPIENT                           AMOUNT/SOURCE                     FREQUENCY
----------------------------------    --------------------------------------------  ----------------

Principal Recovery Fee / Special      Subject to the exceptions described under        Time to time
Servicer                              "Servicing of the Mortgage Loans--Servicing
                                      and Other Compensation and Payment of
                                      Expenses--Principal Special Servicing
                                      Compensation--The Principal Recovery Fee" in
                                      this prospectus supplement, payable with
                                      respect to:  (a) each specially serviced
                                      mortgage loan--or any replacement mortgage
                                      loan substituted for it--as to which the
                                      special servicer obtains a full or
                                      discounted payoff from the related
                                      borrower; and (b) any specially serviced
                                      mortgage loan or foreclosure property as to
                                      which the special servicer receives any
                                      liquidation proceeds, sale proceeds,
                                      insurance proceeds or condemnation
                                      proceeds.  As to each such specially
                                      serviced mortgage loan or foreclosure
                                      property, the principal recovery fee will
                                      be payable from, and will be calculated by
                                      application of a principal recovery fee
                                      rate of 1.0% to, the related payment or
                                      proceeds.

Additional Special Servicing              o     All interest and                       Monthly
Compensation / Special Servicer                 investment income earned
                                                on amounts on deposit in
                                                accounts maintained by the
                                                special servicer;

                                          o     On specially serviced                  Time to time
                                                mortgage loans, late
                                                payment charges and
                                                default interest actually
                                                collected with respect to
                                                the subject mortgage loan
                                                during any collection
                                                period, but only to the
                                                extent not otherwise
                                                allocable to pay the
                                                following items with
                                                respect to the subject
                                                mortgage loan: (i)
                                                interest on advances; or
                                                (ii) additional trust fund
                                                expenses currently payable
                                                or previously paid with
                                                respect to the subject
                                                mortgage loan or related
                                                mortgaged real property
                                                from collections on the
                                                mortgage pool and not
                                                previously reimbursed;

                                          o     With respect to any                    Time to time
                                                specially serviced
                                                mortgage loan, 100% of
                                                assumption fees or
                                                modification fee actually
                                                paid by a borrower with
                                                respect to any assumption
                                                or modification; and

                                          o     With respect to any                    Time to time
                                                non-specially serviced
                                                mortgage loan, if the
                                                consent of the special
                                                servicer is required with
                                                respect to the subject
                                                action, 50% of assumption
                                                application fees,
                                                assumption fees,
                                                modification fees and
                                                other fees actually paid
                                                by a borrower with respect
                                                to any assumption,
                                                modification or other
                                                agreement entered into by
                                                the applicable master
                                                servicer.

                                       29

          TYPE / RECIPIENT                           AMOUNT/SOURCE                     FREQUENCY
----------------------------------    --------------------------------------------  ----------------

Trust Administration Fee /            Payable out of general collections on the        Monthly
Certificate Administrator, Trustee    mortgage pool and, for any distribution
and Custodian                         date, will equal one month's interest at
                                      0.00051% per annum with respect to each and
                                      every mortgage loan held by the issuing
                                      entity, including each specially serviced
                                      mortgage loan, if any, and each mortgage
                                      loan, if any, as to which the corresponding
                                      mortgaged real property has been acquired
                                      as foreclosure property as part of the
                                      assets of the issuing entity.

Additional Trust Administration       All interest and investment income earned        Monthly
Compensation/ Certificate             on amounts on deposit in accounts
Administrator                         maintained by the certificate administrator.

EXPENSES

Servicing Advances / Trustee,         To the extent of funds available, the            Time to time
Master Servicers or Special Servicer  amount of any servicing advances.(1)

Interest on Servicing Advances /      At a rate per annum equal to a published         Time to time
Master Servicers, Special Servicer    prime rate, accrued on the amount of each
or Trustee                            outstanding servicing advance.(2)

P&I Advances / Master Servicers and   To the extent of funds available, the            Time to Time
Trustee                               amount of any P&I advances.(1)

Interest on P&I Advances / Master     At a rate per annum equal to a published         Time to Time
Servicers and Trustee                 prime rate, accrued on the amount of each
                                      outstanding P&I advance.(2)

Indemnification Expenses / Trustee,   Amount to which such party is entitled to        Time to time
Custodian and Certificate             indemnification under the pooling and
Administrator and any director,       servicing agreement.(3)
controlling shareholder, officer,
employee or agent of the Trustee,
Custodian or the Certificate
Administrator; Depositor, Master
Servicers or Special Servicer and
any controlling shareholder,
director, officer, employee or
agent of Depositor, the Master
Servicers or Special Servicer

_____________________

(1)   Reimbursable out of collections on the related mortgage loan, except that:
      (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

(2)   Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

(3)   Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne by the related person pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

                                       30

                                            The foregoing fees and expenses will generally be
                                            payable prior to distribution on the offered
                                            certificates. If any of the foregoing fees and
                                            expenses are identified as being payable out of a
                                            particular source of funds, then the subject fee or
                                            expense, as the case may be, will be payable out of
                                            that particular source of funds prior to any
                                            application of those funds to make payments with
                                            respect to the offered certificates. In addition, if
                                            any of the foregoing fees and expenses are identified
                                            as being payable out of general collections with
                                            respect to the mortgage pool, then the subject fee or
                                            expense, as the case may be, will be payable out of
                                            those general collections prior to any application of
                                            those general collections to make payments with
                                            respect to the offered certificates. Further
                                            information with respect to the foregoing fees and
                                            expenses, including information regarding the general
                                            purpose of and the source of payment for these fees
                                            and expenses, as well as information regarding other
                                            fees and expenses, is set forth under "Description of
                                            the Offered Certificates--Fees and Expenses" in this
                                            prospectus supplement.

G.  PAYMENTS OF ADDITIONAL INTEREST.......  On each distribution date, any additional interest collected during the related collection period on a
                                            mortgage loan that converts from a fixed rate of
                                            interest to a floating rate of interest will be
                                            distributed to the holders of the class Y
                                            certificates, and any additional interest collected
                                            during the related collection period on a mortgage
                                            loan with an anticipated repayment date will be
                                            distributed to the holders of the class Z
                                            certificates. See "Description of the Offered
                                            Certificates--Payments--Payments of Additional Interest"
                                            in this prospectus supplement.

ALLOCATION OF LOSSES ON THE
   MORTGAGE LOANS AND
   OTHER UNANTICIPATED EXPENSES...........  Because of losses on the mortgage loans, reimbursements of advances determined to be
                                            nonrecoverable on a loan-specific basis and/or
                                            default-related and other unanticipated expenses of
                                            the issuing entity (such as interest on advances,
                                            special servicing fees, workout fees and liquidation
                                            fees), the total principal balance of the mortgage
                                            pool, less any related outstanding advances of
                                            principal, may fall below the total principal balance
                                            of the principal balance certificates. For purposes
                                            of this determination only, effect will not be given
                                            to any reductions of the principal balance of any
                                            mortgage loan for payments of principal collected on
                                            the mortgage loans that were used to reimburse any
                                            advances outstanding after a workout of another
                                            mortgage loan to the extent those advances are not
                                            otherwise determined to be nonrecoverable on a
                                            loan-specific basis. If and to the extent that those
                                            losses, reimbursements and expenses cause the total
                                            principal balance of the mortgage pool, less any
                                            related outstanding advances of principal, to be less
                                            than the total principal balance of the principal
                                            balance certificates following the payments made on
                                            the certificates on any distribution date, the total
                                            principal balances of the following classes of
                                            principal balance certificates (or, in the case of the
                                            reference to "A-2FL" below, the class A-2FL REMIC II
                                            regular interest, in the case of the reference to
                                            "A-3FL" below, the class A-3FL REMIC II regular
                                            interest, in the case of the reference to "A-4FL"
                                            below, the class A-4FL REMIC II regular interest, in
                                            the case of the reference to "AM-FL" below, the class
                                            AM-FL REMIC II regular interest and in the case of the
                                            reference to "AJ-FL" below, the class AJ-FL REMIC II
                                            regular

                                       31

                                            interest) will be successively reduced in the
                                            following order, until the deficit is eliminated:

                                                  REDUCTION ORDER              CLASS
                                                  ---------------     -------------------------

                                                         1                       Q
                                                         2                       P
                                                         3                       N
                                                         4                       M
                                                         5                       L
                                                         6                       K
                                                         7                       J
                                                         8                       H
                                                         9                       G
                                                        10                       F
                                                        11                       E
                                                        12                       D
                                                        13                       C
                                                        14                       B
                                                        15                   AJ, AJ-FL
                                                        16                   AM, AM-FL
                                                        17             A-1, A-2, A-2FL, A-3, A-3FL,
                                                                        A-SB, A-4, A-4FL and A-1A

                                            Any reduction to the total principal balances of the
                                            class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates
                                            and the class A-2FL, A-3FL and A-4FL REMIC II regular
                                            interests will be made on a pari passu and pro rata
                                            basis in accordance with the relative sizes of those
                                            principal balances, without regard to loan groups.

                                            See "Description of the Offered
                                            Certificates--Reductions to Certificate Principal
                                            Balances in Connection with Realized Losses and
                                            Additional Trust Fund Expenses" in this prospectus
                                            supplement.

ADVANCES OF DELINQUENT MONTHLY
   DEBT SERVICE PAYMENTS..................  Except as described below, each master servicer will be required to make advances of principal and/or
                                            interest due on the mortgage loans master serviced
                                            thereby with respect to any delinquent monthly
                                            payments, other than balloon payments. In addition,
                                            the trustee must make any of those advances that the
                                            applicable master servicer is required to but fails to
                                            make. As described under "Description of the Offered
                                            Certificates--Advances of Delinquent Monthly Debt
                                            Service Payments and Reimbursement of Advances" in
                                            this prospectus supplement, any party that makes an
                                            advance will be entitled to be reimbursed for the
                                            advance, together with interest at a published prime
                                            rate, as described in that section of this prospectus
                                            supplement.

                                            Notwithstanding the foregoing, none of the master
                                            servicers or the trustee will be required to make any
                                            advance that it determines, in its reasonable
                                            judgment, will not be recoverable (together with
                                            interest accrued on that advance) from proceeds of the
                                            related mortgage loan. The trustee will be entitled
                                            to rely on any determination of non-recoverability
                                            made by a master servicer. The special servicer may
                                            also determine that any interest and/or principal
                                            advance made or proposed to be made by a master
                                            servicer or the trustee is not or will not be, as
                                            applicable, recoverable, together with interest
                                            accrued on that advance, from proceeds of the mortgage
                                            loan to which that advance

                                       32

                                            relates, and the applicable master servicer and the
                                            trustee will be entitled to rely on any determination
                                            of nonrecoverability made by the special servicer and
                                            will be required to act in accordance with that
                                            determination.

                                            In addition, if any of the adverse events or
                                            circumstances that we refer to under "Servicing of the
                                            Mortgage Loans--Required Appraisals" in, and described
                                            in the glossary to, this prospectus supplement occur
                                            or exist with respect to any mortgage loan or the
                                            mortgaged real property for that mortgage loan
                                            (excluding the Peter Cooper Village and Stuyvesant
                                            Town trust mortgage loan and the FRIS Chicken trust
                                            mortgage loan), the special servicer will be obligated
                                            to obtain a new appraisal or, at the special
                                            servicer's option in cases involving mortgage loans
                                            with relatively small principal balances, conduct a
                                            valuation of that property. If, based on that
                                            appraisal or other valuation, subject to the
                                            discussion below regarding the loan combinations, it
                                            is determined that:

                                            o     the sum of the principal balance of the subject
                                                  mortgage loan plus other delinquent amounts due
                                                  under the subject mortgage loan exceeds

                                            o     an amount generally equal to:

                                                  1.   90% of the new estimated value of
                                                       the related mortgaged real property,
                                                       which value may be reduced by the
                                                       special servicer based on its review
                                                       of the related appraisal and other
                                                       relevant information; plus

                                                  2.   certain other amounts such as escrow
                                                       funds,

                                            then the amount otherwise required to be advanced with
                                            respect to interest on that mortgage loan will be
                                            reduced in the same proportion that the excess,
                                            sometimes referred to as an appraisal reduction
                                            amount, bears to the principal balance of the mortgage
                                            loan, which will be deemed to be reduced by any
                                            outstanding advances of principal in respect of that
                                            mortgage loan. In the event advances of interest are
                                            so reduced, funds available to make payments on the
                                            certificates then outstanding will be reduced.

                                            The calculation of any appraisal reduction amount in
                                            respect of any trust mortgage loan that is part of a
                                            loan combination will take into account the related
                                            A-note and/or B-note loan, if applicable. The special
                                            servicer will determine whether an appraisal reduction
                                            amount exists with respect to any of those loan
                                            combinations based on a calculation that generally
                                            treats the subject loan combination as if it were a
                                            single mortgage loan. Any resulting appraisal
                                            reduction amount with respect to any of those loan
                                            combinations will be allocated, first (if applicable)
                                            to the related B-note loan (up to the amount of the
                                            outstanding principal balance of that B-note loan),
                                            and then to the related mortgage loan held by the
                                            issuing entity and the other related A-note mortgage
                                            loans not held by the issuing entity, on a pro rata
                                            basis. The amount of advances of interest on each of
                                            the mortgage loans held by the issuing entity that is
                                            part of a loan combination will be reduced so as to
                                            take into account any appraisal reduction amount
                                            allocable to the subject mortgage loan.

                                       33

                                            In the case of the Peter Cooper Village and Stuyvesant
                                            Town trust mortgage loan and the FRIS Chicken trust
                                            mortgage loan, if adverse events or circumstances
                                            similar to those referred to above occur or exist with
                                            respect to the Peter Cooper Village and Stuyvesant
                                            Town loan combination, the Wachovia 2007-C30 special
                                            servicer or, with respect to the FRIS Chicken trust
                                            mortgage loan, the MSCI 2005-HQ6 special servicer,
                                            will be similarly required to obtain a new appraisal
                                            and determine, in a manner similar to the foregoing
                                            discussion, whether an appraisal reduction amount
                                            exists with respect to the Peter Cooper Village and
                                            Stuyvesant Town loan combination or FRIS Chicken loan
                                            combination, as applicable, which would be treated as
                                            a single mortgage loan for those purposes, taking into
                                            account the Peter Cooper Village and Stuyvesant Town
                                            A-note non-trust loans or FRIS Chicken A-note
                                            non-trust loan and B-note non-trust loan, as
                                            applicable. Any resulting appraisal reduction amount
                                            with respect to the Peter Cooper Village and
                                            Stuyvesant Town loan combination will be allocated to
                                            the Peter Cooper Village and Stuyvesant Town trust
                                            mortgage loan and the Peter Cooper Village and
                                            Stuyvesant Town A-note non-trust loans, on a pari
                                            passu basis. Any resulting appraisal reduction amount
                                            with respect to the FRIS Chicken loan combination will
                                            be allocated first, to the FRIS Chicken B-note
                                            non-trust loan and then, to the FRIS Chicken trust
                                            mortgage loan and the FRIS Chicken A-note non-trust
                                            loan, on a pari passu basis. The interest portion of
                                            any advance in respect of a delinquent debt service
                                            payment with respect to the Peter Cooper Village and
                                            Stuyvesant Town trust mortgage loan and the FRIS
                                            Chicken trust mortgage loan will be reduced as a
                                            result of an appraisal reduction amount determined by
                                            the Wachovia 2007-C30 master servicer or MSCI 2005-HQ6
                                            master servicer, respectively, being allocated to that
                                            mortgage loan.

                                            None of the master servicers or the trustee will be
                                            required to make advances of principal and/or interest
                                            with respect to any mortgage loan that is not held by
                                            the issuing entity.

                                            See "Description of the Offered Certificates--Advances
                                            of Delinquent Monthly Debt Service Payments and
                                            Reimbursement of Advances" and "Servicing of the
                                            Mortgage Loans--Required Appraisals" in this prospectus
                                            supplement. See also "Description of the Governing
                                            Documents--Advances" in the accompanying base
                                            prospectus.

REPORTS TO CERTIFICATEHOLDERS.............  On each distribution date, the certificate administrator will make available on its internet
                                            website, initially located at www.ctslink.com, or
                                            provide on request, to the registered holders of the
                                            offered certificates, a monthly report substantially
                                            in the form of Annex D to this prospectus supplement.
                                            The certificate administrator reports will detail,
                                            among other things, the distributions made to the
                                            certificateholders on that distribution date and the
                                            performance of the mortgage loans and the mortgaged
                                            real properties.

                                            You may also review on the certificate administrator's
                                            website, initially located at www.ctslink.com, or,
                                            upon reasonable prior notice, at the certificate
                                            administrator's offices during normal business hours,
                                            a variety of information and documents that pertain to
                                            the mortgage loans and the mortgaged real properties
                                            for those loans.

                                       34

                                            See "Description of the Offered Certificates--Reports
                                            to Certificateholders; Available Information" in this
                                            prospectus supplement.

OPTIONAL AND OTHER TERMINATION............  Specified parties to the transaction may purchase all of the mortgage loans and any foreclosure properties
                                            held by the issuing entity, and thereby terminate the
                                            issuing entity, when the aggregate principal balance
                                            of the mortgage loans, less any outstanding advances
                                            of principal, is less than approximately 1.0% of the
                                            initial mortgage pool balance.

                                            In addition, if, following the date on which the total
                                            principal balance of the offered certificates is
                                            reduced to zero, all of the remaining certificates
                                            (but excluding the class Y, Z, R-I and R-II
                                            certificates) are held by the same certificateholder,
                                            the issuing entity may also be terminated, subject to
                                            such additional conditions as may be set forth in the
                                            pooling and servicing agreement, in connection with an
                                            exchange of all the remaining certificates (other than
                                            the class Y, Z, R-I and R-II certificates) for all the
                                            mortgage loans and any foreclosure properties held by
                                            the issuing entity at the time of exchange.

                                            See "Description of the Offered
                                            Certificates--Termination" in this prospectus supplement.

                        THE MORTGAGE LOANS AND THE MORTGAGED REAL PROPERTIES

GENERAL...................................  In this section, we provide summary information with respect to the mortgage loans that we intend to
                                            transfer to the issuing entity. For more detailed
                                            information regarding those mortgage loans, you should
                                            review the following sections in this prospectus
                                            supplement:

                                            o     "Description of the Mortgage Pool";

                                            o     "Risk Factors--Risks Related to the Mortgage
                                                  Loans";

                                            o     Annex A-1--Certain Characteristics of the
                                                  Mortgage Loans;

                                            o     Annex A-2--Certain Statistical Information
                                                  Regarding the Mortgage Loans;

                                            o     Annex A-3--Resurgens Plaza Trust Mortgage Loan
                                                  Amortization Schedule;

                                            o     Annex A-4--Towne Park Apartments Trust Mortgage
                                                  Loan Amortization Schedule;

                                            o     Annex A-5--10000 Business Blvd. Trust Mortgage
                                                  Loan Amortization Schedule;

                                            o     Annex A-6--4010 Airpark Drive Trust Mortgage Loan
                                                  Amortization Schedule;

                                            o     Annex B--Certain Characteristics Regarding
                                                  Multifamily Properties in Loan Group 2; and

                                            o     Annex C--Description of the Ten Largest Mortgage
                                                  Loans or Groups of Cross-Collateralized Mortgage
                                                  Loans.

                                       35

                                            When reviewing the information that we have included
                                            in this prospectus supplement with respect to the
                                            mortgage loans that are to be transferred to the
                                            issuing entity, please note that--

                                            o     all numerical information provided with respect
                                                  to the mortgage loans is provided on an
                                                  approximate basis;

                                            o     all cut-off date principal balances assume the
                                                  timely receipt of the scheduled payments for
                                                  each mortgage loan and that no prepayments occur
                                                  prior to the cut-off date;

                                            o     all weighted average information provided with
                                                  respect to the mortgage loans reflects a
                                                  weighting of the subject mortgage loans based on
                                                  their respective cut-off date principal
                                                  balances; the initial mortgage pool balance will
                                                  equal the total cut-off date principal balance
                                                  of the entire mortgage pool, and the initial
                                                  loan group 1 balance and the initial loan group
                                                  2 balance will each equal the total cut-off date
                                                  principal balance of the mortgage loans in the
                                                  subject loan group; we show the cut-off date
                                                  principal balance for each of the mortgage loans
                                                  on Annex A-1 to this prospectus supplement;

                                            o     when information with respect to the mortgage
                                                  loans is expressed as a percentage of the
                                                  initial mortgage pool balance, the initial loan
                                                  group 1 balance or the initial loan group 2
                                                  balance, the percentages are based upon the
                                                  cut-off date principal balances of the subject
                                                  mortgage loans;

                                            o     when information with respect to the mortgaged
                                                  real properties is expressed as a percentage of
                                                  the initial mortgage pool balance, the initial
                                                  loan group 1 balance or the initial loan group 2
                                                  balance, the percentages are based upon the
                                                  cut-off date principal balances of the related
                                                  mortgage loans;

                                            o     if any mortgage loan is secured by multiple
                                                  mortgaged real properties, the related cut-off
                                                  date principal balance has been allocated among
                                                  the individual properties based on any of (i) an
                                                  individual property's appraised value as a
                                                  percentage of the total appraised value of all
                                                  the related mortgaged real properties, including
                                                  the subject individual property, securing that
                                                  mortgage loan, (ii) an individual property's
                                                  underwritten net operating income as a
                                                  percentage of the total underwritten net
                                                  operating income of all the related mortgaged
                                                  real properties, including the subject
                                                  individual property, securing that mortgage loan
                                                  and (iii) an allocated loan balance specified in
                                                  the related loan documents;

                                            o     unless specifically indicated otherwise,
                                                  statistical information presented in this
                                                  prospectus supplement with respect to any
                                                  mortgage loan held by the issuing entity that is
                                                  part of a loan combination includes the related
                                                  A-note loans not included in the issuing entity;

                                            o     unless specifically indicated otherwise,
                                                  statistical information presented in this
                                                  prospectus supplement with respect to any
                                                  mortgage loan held by the issuing entity that is
                                                  part of a loan

                                       36

                                                  combination excludes the related B-note loan not
                                                  included in the issuing entity;

                                            o     statistical information regarding the mortgage
                                                  loans may change prior to the date of initial
                                                  issuance of the offered certificates due to
                                                  changes in the composition of the mortgage pool
                                                  prior to that date, which may result in the
                                                  initial mortgage pool balance being as much as
                                                  5% larger or smaller than indicated;

                                            o     the sum of numbers presented in any column
                                                  within a table may not equal the indicated total
                                                  due to rounding;

                                            o     when a mortgage loan is identified by loan
                                                  number, we are referring to the loan number
                                                  indicated for that mortgage loan on Annex A-1 to
                                                  this prospectus supplement; and

                                            o     when a mortgage loan does not have a fixed
                                                  interest rate for the loan term, the interest
                                                  rate shown or used in calculations throughout is
                                                  the initial interest rate, unless otherwise
                                                  specified.

SUBSTITUTIONS, ACQUISITIONS AND
   REMOVALS OF MORTGAGE LOANS.............  On or prior to the date of initial issuance of the offered certificates, we will acquire the mortgage
                                            loans from the sponsors and will transfer the mortgage
                                            loans to the issuing entity. Except as contemplated
                                            in the following paragraphs regarding the replacement
                                            of a defective mortgage loan, no mortgage loan may
                                            otherwise be added to the assets of the issuing entity.

                                            Each sponsor, with respect to each mortgage loan
                                            transferred by it to us for inclusion in the pool as
                                            assets held by the issuing entity, will:

                                            o     make, as of the date of initial issuance of the
                                                  offered certificates, and subject to any
                                                  applicable exceptions, the representations and
                                                  warranties generally described under
                                                  "Description of the Mortgage Pool--Representations
                                                  and Warranties" in this prospectus supplement;
                                                  and

                                            o     agree to deliver the loan documents described
                                                  under "Description of the Mortgage
                                                  Pool--Assignment of the Mortgage Loans" in this
                                                  prospectus supplement.

                                            If there exists a breach of any of those
                                            representations and warranties, or if there exists a
                                            document defect with respect to any mortgage loan,
                                            which breach or document defect materially and
                                            adversely affects the value of the subject mortgage
                                            loan or the interests of the certificateholders, and
                                            if that breach or document defect is not cured within
                                            the period contemplated under "Description of the
                                            Mortgage Pool--Repurchases and Substitutions" in this
                                            prospectus supplement, then the affected mortgage loan
                                            will be subject to repurchase or substitution as
                                            described under "Description of the Mortgage
                                            Pool--Repurchases and Substitutions" in this prospectus
                                            supplement.

                                            If any mortgage loan experiences payment defaults
                                            similar to the payment defaults that would result in a
                                            transfer of servicing from the applicable master
                                            servicer to the special servicer, then it will be
                                            subject

                                       37

                                            to a fair value purchase option on the part of the
                                            special servicer, the holder--or, if applicable, the
                                            beneficial owner--of certificates representing the
                                            largest percentage interest of voting rights allocated
                                            to the controlling class or an assignee of the
                                            foregoing, as described under "Servicing of the
                                            Mortgage Loans--Realization Upon Defaulted Mortgage
                                            Loans--Fair Value Call" in this prospectus supplement.

                                            If, in the case of any mortgage loan held by the
                                            issuing entity, there exists additional debt that is
                                            secured by the related mortgaged real property or by
                                            an interest in the related borrower, which additional
                                            debt is not held by the issuing entity, then the
                                            lender on that additional debt may be entitled to
                                            acquire that mortgage loan--generally at a price no
                                            less than the unpaid principal balance of the subject
                                            mortgage loan, plus interest, exclusive of default
                                            interest, accrued thereon--upon the occurrence of a
                                            default or, in some cases, a reasonably foreseeable
                                            default.

                                            The issuing entity will be subject to optional
                                            termination as discussed under "Description of the
                                            Offered Certificates--Termination" in this prospectus
                                            supplement.

PAYMENT AND OTHER TERMS...................  Each of the mortgage loans is the obligation of a borrower to repay a specified sum with interest. Each
                                            of the mortgage loans is secured by a first mortgage
                                            lien on the fee and/or leasehold interest of the
                                            related borrower or another party in one or more
                                            commercial, multifamily or manufactured housing
                                            community real properties. Each mortgage lien will be
                                            subject to the limited permitted encumbrances that we
                                            describe in the glossary to this prospectus supplement.

                                            All of the mortgage loans are or should be considered
                                            nonrecourse. None of the mortgage loans is insured or
                                            guaranteed by any governmental agency or
                                            instrumentality, by any private mortgage insurer, by
                                            any sponsor or by any of the parties to the pooling
                                            and servicing agreement.

                                            Each of the mortgage loans currently accrues interest
                                            at the annual rate specified with respect to that loan
                                            on Annex A-1 to this prospectus supplement. Except as
                                            otherwise described below with respect to mortgage
                                            loans that have anticipated repayment dates or that
                                            are converting mortgage loans, the mortgage interest
                                            rate for each mortgage loan is, in the absence of
                                            default, fixed for the entire term of the mortgage
                                            loan.

A.  Amortizing Balloon Loans..............  One hundred twelve (112) of the mortgage loans, representing approximately 17.2% of the initial
                                            mortgage pool balance (ninety three (93) mortgage
                                            loans in loan group 1, representing approximately
                                            20.6% of the initial loan group 1 balance, and
                                            nineteen (19) mortgage loans in loan group 2,
                                            representing approximately 8.1% of the initial loan
                                            group 2 balance), provide for:

                                            o     the amortization of principal commencing, in
                                                  each such case, no later than the first regular
                                                  payment date following origination;

                                            o     an amortization schedule that is significantly
                                                  longer than its remaining term to stated
                                                  maturity; and

                                       38

                                            o     a substantial payment of principal on its
                                                  maturity date.

                                            These 112 balloon mortgage loans do not include any of
                                            the balloon mortgage loans described under "--Partial
                                            Interest-Only Balloon Loans" or "--Interest-Only
                                            Balloon Loans" below.

B.  Partial Interest-Only Balloon Loans...  One hundred thirty-two (132) of the mortgage loans, representing approximately 35.4% of the initial
                                            mortgage pool balance (One hundred thirteen (113)
                                            mortgage loans in loan group 1, representing
                                            approximately 45.6% of the initial loan group 1
                                            balance, and nineteen (19) mortgage loans in loan
                                            group 2, representing approximately 8.2% of the
                                            initial loan group 2 balance), require:

                                            o     the payment of interest only on each due date
                                                  until the expiration of a designated period;

                                            o     the amortization of principal following the
                                                  expiration of that interest-only period based on
                                                  an amortization schedule that is significantly
                                                  longer than its remaining term to stated
                                                  maturity; and

                                            o     a substantial payment of principal on its
                                                  maturity date.

C.  Interest-Only Balloon Loans...........  Forty seven (47) of the mortgage loans, representing approximately 43.0% of the initial mortgage pool
                                            balance (thirty eight (38) mortgage loans in loan
                                            group 1, representing approximately 28.4% of the
                                            initial loan group 1 balance, and nine (9) mortgage
                                            loans in loan group 2, representing approximately
                                            81.7% of the initial loan group 2 balance), require
                                            the payment of interest only until the related
                                            maturity date and provide for the repayment of the
                                            entire principal balance on the related maturity date.

D.  ARD Loans.............................  Twelve (12) of the mortgage loans, representing approximately 3.6% of the initial mortgage pool
                                            balance and approximately 4.9% of the initial loan
                                            group 1 balance, respectively, which are commonly
                                            referred to as hyper-amortization loans or ARD loans,
                                            each provide for material changes to their terms to
                                            encourage the related borrower to pay the mortgage
                                            loan in full by a specified date. We consider that
                                            date to be the anticipated repayment date for each of
                                            those ARD loans. There can be no assurance, however,
                                            that these incentives will result in any of these
                                            mortgage loans being paid in full on or before its
                                            anticipated repayment date. The changes to the loan
                                            terms, which, in each case, will become effective as
                                            of the related anticipated repayment date, include:

                                            o     accrual of interest at a rate in excess of the
                                                  initial mortgage interest rate with the
                                                  additional interest to be deferred and payable
                                                  only after the outstanding principal balance of
                                                  the subject mortgage loan is paid in full; and

                                            o     applying excess cash flow from the mortgaged
                                                  real property to pay down the principal amount
                                                  of the subject mortgage loan, which payment of
                                                  principal will be in addition to the principal
                                                  portion of the normal monthly debt service
                                                  payment.

                                       39

                                            Four (4) of the above-identified 12 ARD loans,
                                            representing approximately 2.1% of the initial
                                            mortgage pool balance and approximately 2.9% of the
                                            initial loan group 1 balance, each requires:

                                            o     the payment of interest only until the
                                                  expiration of a designated period; and

                                            o     the amortization of principal following the
                                                  expiration of that interest-only period.

E.  Fully Amortizing Loans................  Thirty (30) of the mortgage loans, representing approximately 0.9% of the initial mortgage pool
                                            balance, (three (3) mortgage loan representing
                                            approximately 0.5% of the initial loan group 1 balance
                                            and twenty-seven (27) mortgage loans representing
                                            approximately 1.9% of the initial loan group 2
                                            balance, respectively, have a payment schedule that
                                            provides for the payment of principal of the subject
                                            mortgage loan substantially in full by its maturity
                                            date.

F.  Converting Loans......................  Thirty-five (35) mortgage loans, representing approximately 0.8% of the initial mortgage pool
                                            balance (five (5) mortgage loans in loan group 1,
                                            representing approximately 0.2% of the initial loan
                                            group 1 balance, and thirty (30) loans in loan group
                                            2, representing approximately 2.3% of the initial loan
                                            group 2 balance), convert from a fixed rate loan to a
                                            floating rate loan commencing ten years after the
                                            first payment date for the related mortgage loan.
                                            These mortgage loans provide that during the floating
                                            rate period the interest rate must be at least as high
                                            as the related fixed interest rate specified in this
                                            prospectus supplement.

                                            Twenty-seven (27) of the 35 converting loans listed
                                            above, representing approximately 0.5% of the initial
                                            mortgage pool balance and approximately 1.9% of the
                                            initial loan group 2 balance, are fully-amortizing
                                            loans, as described above.

                                            Six (6) of the 35 converting loans listed above,
                                            representing approximately 0.1% of the initial
                                            mortgage pool balance (five (5) mortgage loans in loan
                                            group 1, representing approximately 0.2% of the
                                            initial loan group 1 balance, and one (1) loan in loan
                                            group 2, representing approximately 0.1% of the
                                            initial loan group 2 balance), are amortizing balloon
                                            loans, as described above.

                                            Two (2) of the 35 converting loans listed above,
                                            representing approximately 0.1% of the initial
                                            mortgage pool balance and approximately 0.3% of the
                                            initial loan group 2 balance, are interest-only
                                            balloon loans, as described above.

LOAN COMBINATIONS.........................  Seven (7) mortgage loans are, in each case, part of a loan combination comprised of two (2) or more mortgage
                                            loans that are obligations of the same borrower, only
                                            one of which will be transferred to the issuing
                                            entity. The remaining mortgage loans in each loan
                                            combination will not be transferred to the issuing
                                            entity, however all of the mortgage loans in the
                                            subject loan combination are together secured by the
                                            same mortgage instrument(s) encumbering the same
                                            mortgaged real property or properties. In the case of
                                            the Peter Cooper Village and Stuyvesant Town loan
                                            combination, the mortgage loans that will not be
                                            transferred to the issuing entity are, in general,
                                            equal in priority in respect of payment with the
                                            mortgage loan in the same loan combination that has
                                            been transferred to the issuing entity, but only to
                                            the extent set forth in

                                       40

                                            the related co-lender or intercreditor agreement. In
                                            the case of the Fort Henry Mall loan combination, upon
                                            the funding of a future advance obligation currently
                                            held by Merrill Lynch Mortgage Lending, Inc., the
                                            mortgage loan that will not be transferred to the
                                            issuing entity will be equal in priority in respect of
                                            payment with the mortgage loan in the same loan
                                            combination that has been transferred to the issuing
                                            entity, but only to the extent set forth in the
                                            related co-lender or intercreditor agreement. In the
                                            case of the FRIS Chicken loan combination, the
                                            mortgage loan transferred to the issuing entity
                                            consists of an A-note mortgage loan. The mortgage
                                            loan that will be transferred to the issuing entity
                                            is, in general, (i) equal in priority in respect of
                                            payment of principal with the A-note mortgage loan in
                                            the FRIS Chicken loan combination that has not been
                                            transferred to the issuing entity and (ii) senior in
                                            priority in respect of payment of interest and
                                            principal to the B-note mortgage loan not in the FRIS
                                            Chicken loan combination but, in each case, only to
                                            the extent set forth in the related co-lender or
                                            intercreditor agreement. In the case of the Detroit
                                            Riverview Medical Complex, St. Luke's Cornwall Medical
                                            Complex, 10000 Business Blvd. and 4010 Airpark Drive
                                            mortgage loans, the mortgage loan that will be
                                            transferred to the issuing entity is, in general,
                                            senior in priority in respect of payment of interest
                                            and principal to the related B-note mortgage loan but
                                            only to the extent set forth in the related co-lender
                                            or intercreditor agreement.

                                       41

                                            The following mortgage loans are each part of a loan
                                            combination:

                                                                                                             U/W NCF DSCR AND
                                                                                                               CUT-OFF DATE
                                                                                                                 LOAN-TO-
         MORTGAGED REAL PROPERTY NAME (AS                               % OF INITIAL    ORIGINAL PRINCIPAL    VALUE OF ENTIRE
     IDENTIFIED ON ANNEX A-1 TO THIS PROSPECTUS       CUT-OFF DATE     MORTGAGE POOL    BALANCE OF RELATED         LOAN
                    SUPPLEMENT)                    PRINCIPAL BALANCE      BALANCE       NON-TRUST LOAN(S)       COMBINATION
------------------------------------------------   -----------------   -------------    ------------------   -----------------

Peter Cooper Village and Stuyvesant Town             $800,000,000        18.1%          $2,200,000,000             1.70 x(1)
                                                                                                                   55.6%
Fort Henry Mall(2)                                   $ 39,500,000         0.9%                      --(2)            --(3)
                                                                                                                     --
FRIS Chicken                                         $ 24,226,992         0.5%          $   50,000,000             1.73 x
                                                                                                                   62.2%
Detroit Riverview Medical Complex                    $ 11,665,000         0.3%          $      777,500             1.08 x
                                                                                                                   84.8%
St. Luke's Cornwall Medical Complex                  $ 10,874,000         0.2%          $      692,500             1.07 x
                                                                                                                   89.3%
10000 Business Blvd.(4)                              $  6,637,500         0.2%          $    4,467,355             1.45 x
                                                                                                                   66.1%
4010 Airpark Drive(4)                                $  5,936,250         0.1%          $    4,180,704             1.46 x
                                                                                                                   65.7%
_____________________

(1)   The borrower with respect to the Peter Cooper Village and Stuyvesant Town
      Loan Combination is permitted to obtain up to $300,000,000 of any combination of pari passu mortgage debt secured by a second mortgage on the related mortgaged real property and subordinate mezzanine debt at any time between November 2011 and May 2013, subject to certain conditions.
      The figures presented in this table do not take into account such potential additional debt.

(2)   The Fort Henry Mall Loan Combination consists of the related trust mortgage loan and a future advance obligation in an amount up to
      $5,100,000. Upon each future advance, the borrower will issue a promissory note to the holder of the future advance obligation, each of which will be pari passu in right of payment to the trust mortgage loan. The figures presented in this table do not take into account any potential future advance.

(3)   To obtain any future advance, the then-current debt service coverage ratio of the Fort Henry Mall Loan Combination (including any prior future advances) must be equal or greater to 1.42x and the then-current loan-to-value ratio of the Fort Henry Mall Loan Combination (including any prior future advances) must not exceed 80%.

(4)   The DSCR excludes the excess payment specified under the column titled
      "Curtailment" as set forth in Annexes A-5 and A-6.

                                            See "Description of the Mortgage Pool--The Loan
                                            Combinations" in this prospectus supplement for a more
                                            detailed description, with respect to each loan
                                            combination, of the related co-lender arrangement and
                                            the priority of payments among the mortgage loans
                                            constituting such loan combination. Also, see
                                            "Description of the Mortgage Pool--Additional Loan and
                                            Property Information--Additional and Other Financing"
                                            in this prospectus supplement.

DELINQUENCY STATUS........................  None of the mortgage loans was 30 days or more delinquent with respect to any monthly debt service
                                            payment as of its cut-off date or at any time since
                                            the date of its origination. None of the mortgage
                                            loans has experienced any losses of principal or
                                            interest (through forgiveness of debt or
                                            restructuring) since origination.

PREPAYMENT LOCK-OUT PERIODS...............  Except as described under "Description of the Mortgage
                                            Pool--Terms and Conditions of the Mortgage
                                            Loans--Prepayment Lock-out Periods" in this prospectus
                                            supplement with respect to thirty-five (35) mortgage
                                            loans representing 4.1% of the initial mortgage pool
                                            balance (twenty (20) mortgage loans in loan group 1,
                                            representing approximately 5.2% of the initial loan
                                            group 1 balance, and fifteen (15) mortgage loans in
                                            loan group 2, representing approximately 1.2% of the
                                            initial loan group 2 balance), all of the mortgage
                                            loans restrict

                                       42

                                            prepayment for a particular period commonly referred
                                            to as a lock-out period and, in most cases (see
                                            "--Defeasance" below), a period during which the subject
                                            mortgage loan may be defeased but not prepaid. The
                                            weighted average remaining prepayment lock-out period
                                            and defeasance period of the mortgage loans as of the
                                            cut-off date is approximately 100 months
                                            (approximately 99 months for the mortgage loans in
                                            loan group 1 and approximately 105 months for the
                                            mortgage loans in loan group 2).

DEFEASANCE................................  Two hundred fifty-eight (258) of the mortgage loans, representing approximately 88.4% of the initial
                                            mortgage pool balance (two hundred seventeen (217)
                                            mortgage loans in loan group 1, representing
                                            approximately 86.3% of the initial loan group 1
                                            balance, and forty-one (41) mortgage loans in loan
                                            group 2, representing approximately 93.9% of the
                                            initial loan group 2 balance), permit the related
                                            borrower, under certain conditions, to obtain a full
                                            or, in certain cases, a partial release of the
                                            mortgaged real property from the mortgage lien by
                                            delivering U.S. Treasury obligations or other
                                            non-callable government securities as substitute
                                            collateral. None of these mortgage loans permits
                                            defeasance prior to the second anniversary of the date
                                            of initial issuance of the certificates. The payments
                                            on the defeasance collateral are required to be at
                                            least equal to an amount sufficient to make, when due,
                                            all debt service payments on the defeased mortgage
                                            loan or portion thereof allocated to the related
                                            mortgaged real property, including any balloon payment.

PREPAYMENT CONSIDERATION..................  Ninety-seven (97) of the mortgage loans, representing approximately 17.6% of the initial mortgage pool
                                            balance (fifty-nine (59) mortgage loans in loan group
                                            1, representing approximately 20.9% of the initial
                                            loan group 1 balance, and thirty-eight (38) mortgage
                                            loans in loan group 2, representing approximately 8.8%
                                            of the initial loan group 2 balance), provide for the
                                            payment of prepayment consideration in connection with
                                            a voluntary prepayment. See "Description of the
                                            Mortgage Pool--Terms and Conditions of the Mortgage
                                            Loans--Prepayment Consideration" in this prospectus
                                            supplement.

                                            In the case of forty (40) of the 97 mortgage loans
                                            listed above representing 7.5% of the initial mortgage
                                            pool balance (Twenty-two (22) mortgage loans in loan
                                            group 1, representing approximately 8.5% of the
                                            initial loan group 1 balance, and eighteen (18)
                                            mortgage loans in loan group 2, representing
                                            approximately 4.9% of the initial loan group 2
                                            balance), the related borrower may, following the
                                            initial lockout period, prepay the mortgage loan with
                                            prepayment consideration (i.e. a yield maintenance
                                            amount or a prepayment premium, as provided in the
                                            related loan documents).

                                            In the case of fifteen (15) of the 97 mortgage loans
                                            listed above, representing approximately 3.0% of the
                                            initial mortgage pool balance (twelve (12) mortgage
                                            loans in loan group 1, representing approximately 3.9%
                                            of the initial loan group 1 balance, and three (3)
                                            mortgage loans in loan group 2, representing
                                            approximately 0.6% of the initial loan group 2
                                            balance), the related loan documents provide for an
                                            initial lockout period followed by a period during
                                            which the subject mortgage loan may be prepaid with
                                            prepayment consideration or defeased.

                                       43

                                            In the case of four (4) of the 97 mortgage loans
                                            listed above representing approximately 2.0% of the
                                            initial mortgage pool balance (three (3) mortgage
                                            loans in loan group 1, representing approximately 2.4%
                                            of the initial loan group 1 balance, and one (1)
                                            mortgage loan in loan group 2, representing
                                            approximately 1.2% of the initial loan group 2
                                            balance), the related loan documents provide for an
                                            initial lockout period followed by a period during
                                            which the subject mortgage loan may only be defeased,
                                            followed by a period during which the subject mortgage
                                            loan may only be prepaid with prepayment consideration.

                                            In the case of three (3) of the 97 mortgage loans
                                            listed above representing approximately 1.0% of the
                                            initial mortgage pool balance (two (2) mortgage loans
                                            in loan group 1, representing approximately 1.1% of
                                            the initial loan group 1 balance, and one (1) mortgage
                                            loan in loan group 2, representing approximately 1.0%
                                            of the initial loan group 2 balance), the related loan
                                            documents provide for an initial lockout period
                                            followed by a period during which the subject mortgage
                                            loan may only be prepaid with prepayment
                                            consideration, followed by a period during which the
                                            subject mortgage loan may be prepaid with prepayment
                                            consideration or defeased.

                                            [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY.]

                                       44

ADDITIONAL STATISTICAL INFORMATION........  The mortgage pool will have the following general characteristics as of the cut-off date:

                                                              MORTGAGE POOL        LOAN GROUP 1       LOAN GROUP 2
                                                             ---------------     ----------------   -----------------

Initial mortgage pool/loan group balance                     $ 4,417,019,866     $ 3,211,422,742     $ 1,205,597,124
Number of mortgage loans                                                 333                 259                  74
Number of mortgaged real properties                                      570                 490                  80
Percentage of investment grade, shadow rated loans(1)                   19.7%                2.1%               66.5%
Average cut-off date principal balance                            13,264,324          12,399,316          16,291,853
Largest cut-off date principal balance                           800,000,000         170,000,000         800,000,000
Smallest cut-off date principal balance                              431,373             586,804             431,373
Weighted average mortgage interest rate(2)                            5.9533%             5.8472%             6.2361%
Highest mortgage interest rate                                        7.5000%             7.5000%             7.4250%
Lowest mortgage interest rate                                         4.9900%             4.9900%             5.4500%
Number of cross-collateralized loan groups                                 9                   9                   0
Cross-collateralized loan groups as a percentage of                      1.5%                2.0%                0.0%
   initial mortgage pool/loan group balance
Number of multi-property mortgage loans                                   18                  13                   5
Multi-property mortgage loans as a percentage of initial                25.3%                7.7%               72.1%
   mortgage pool/loan group balance
Weighted average underwritten debt service coverage                     1.44x               1.39x               1.58x
   ratio(3)(4)
Highest underwritten debt service coverage ratio                       15.11x               3.48x              15.11x
Lowest underwritten debt service coverage ratio                         1.05x               1.05x               1.10x
Weighted average cut-off date loan-to-value ratio(3)(4)                 67.5%               69.8%               61.2%
Highest cut-off date loan-to-value ratio                                84.0%               84.0%               81.1%
Lowest cut-off date loan-to-value ratio                                  5.0%               31.2%                5.0%
Weighted average original term to maturity or anticipated                118                 117                 122
   repayment date (months)
Longest original term to maturity or anticipated repayment               360                 180                 360
   date (months)
Shortest original term to maturity or anticipated                         60                  60                  60
   repayment date (months)
Weighted average remaining term to maturity or anticipated               116                 114                 119
   repayment date (months)
Longest remaining term to maturity or anticipated                        353                 178                 353
   repayment date (months)
Shortest remaining term to maturity or anticipated                        57                  57                  57
   repayment date (months)

_____________________

(1)   It has been confirmed to us by each of S&P, Moody's and Fitch, in accordance with their respective methodologies, that loan numbers 1, 13,
      14, 15, 40 and 257 have credit characteristics consistent with investment grade-rated obligations.

(2)   In the case of thirty-seven (37) mortgage loans that do not have a fixed interest rate for the related loan term, the interest rate used to calculate the weighted average mortgage interest rate is the initial interest rate for such loan as shown in this prospectus supplement.

(3)   In the case of each of two (2) mortgage loans (loan numbers 11 and 264)
      the related debt service coverage ratio and/or loan-to-value ratio was calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a
      "stabilized" basis. See the footnotes to Annex A-1 to this prospectus supplement for more information regarding the calculations of debt service coverage ratios and loan-to-value ratios with respect to the mortgage loans identified above. In the case of one (1) mortgage loan (loan number
      1), representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance, the debt service coverage ratio was calculated using the underwritten cash flow for
      2011 based on an assumed annual rate of conversion of units from rent-stabilized units to deregulated units.

(4)   In the case of the Peter Cooper Village and Stuyvesant Town and FRIS
      Chicken trust mortgage loans, the debt service coverage ratio and the cut-off date loan-to-value ratio were determined taking into consideration, in the case of the debt service coverage ratio, the aggregate annualized amount of debt service that will be payable under the
      Peter Cooper Village and Stuyvesant Town and FRIS Chicken mortgage loans and the Peter Cooper Village and Stuyvesant Town and FRIS Chicken mortgage pari-passu non-trust loans and, in the case of the cut-off date loan-to-value ratio, the cut-off date principal balance of the Peter
      Cooper Village and Stuyvesant Town and FRIS Chicken trust mortgage loans and the Peter Cooper Village and Stuyvesant Town and FRIS Chicken A-note non-trust loans. The borrower with respect to the Peter Cooper

                                       45

      Village and Stuyvesant Town Loan Combination is permitted to obtain up to
      $300,000,000 of any combination of pari passu mortgage debt secured by a second mortgage on the related mortgaged real property and subordinate mezzanine debt at any time between November 2011 and May 2013, subject to certain conditions. The figures presented in this table do not take into account such potential additional debt.

      The Fort Henry Mall Loan Combination consists of the related trust mortgage loan and a future advance obligation in an amount up to
      $5,100,000. Upon each future advance, the borrower will issue a promissory note to the holder of the future advance obligation, each of which will be pari passu in right of payment to the trust mortgage loan. The figures presented in this table do not take into account any potential future advance.

PROPERTY TYPE.............................  The table below shows the number of and the total cut-off date principal balance and percentages of the
                                            initial mortgage pool balance, the loan group 1
                                            balance and the loan group 2 balance, respectively,
                                            secured by mortgaged real properties operated
                                            primarily for each indicated purpose:

                                 NUMBER OF                               % OF INITIAL   % OF INITIAL   % OF INITIAL
                                 MORTGAGED        TOTAL CUT-OFF DATE    MORTGAGE POOL   LOAN GROUP 1   LOAN GROUP 2
        PROPERTY TYPES        REAL PROPERTIES    PRINCIPAL BALANCE(1)     BALANCE(1)      BALANCE(1)    BALANCE(1)
---------------------------   ---------------    --------------------   -------------   ------------   ------------

Multifamily                          83            $1,218,290,763            27.6%             0.4%        100.0%
   Multifamily                       79             1,200,159,477            27.2%             0.1%         99.4%
   Manufactured Housing               4                18,131,286             0.4%             0.3%          0.6%
Office(2)                            57             1,031,241,937            23.3%            32.1%          0.0%
Retail                              331               978,570,432            22.2%            30.5%          0.0%
   Anchored(3)                       40               589,866,335            13.4%            18.4%          0.0%
   Unanchored                        42               184,239,862             4.2%             5.7%          0.0%
   Single Tenant                    232               121,764,018             2.8%             3.8%          0.0%
   Shadow Anchored(3)                17                82,700,216             1.9%             2.6%          0.0%
Hospitality                          28               549,794,238            12.4%            17.1%          0.0%
Industrial                           37               367,324,641             8.3%            11.4%          0.0%
Self Storage                         24               156,682,890             3.5%             4.9%          0.0%
Mixed Use                             7                71,739,441             1.6%             2.2%          0.0%
Healthcare                            3                43,375,525             1.0%             1.4%          0.0%
                              ---------------    --------------------   -------------   ------------   ------------
TOTAL:                              570            $4,417,019,867           100.0%           100.0%        100.0%
                              ===============    ====================   =============   ============   ============

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   In the case of thirteen (13) mortgage loans representing approximately
      3.8% of the initial mortgage pool balance, and approximately 5.2% of the initial loan group 1 balance, related mortgaged real properties are medical offices.

(3)   A mortgaged real property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

                                       46

PROPERTY LOCATION.........................  The mortgaged real properties are located in 42 states and the District of Columbia. The following table
                                            sets forth the indicated information regarding those
                                            states where 5% or more of mortgaged real properties,
                                            based on allocated loan balance, are located.

                   NUMBER OF                             % OF INITIAL
                 MORTGAGED REAL    TOTAL CUT-OFF DATE    MORTGAGE POOL    % OF INITIAL LOAN  % OF INITIAL LOAN
     STATE         PROPERTIES     PRINCIPAL BALANCE(1)    BALANCE(1)     GROUP 1 BALANCE(1)  GROUP 2 BALANCE(1)
---------------  --------------   --------------------   -------------   ------------------  ------------------

California           69           $    488,932,619          11.1%              13.0%                 6.0%
   Southern(2)       58                430,888,702           9.8%              11.2%                 6.0%
   Northern(2)       11                 58,043,918           1.3%               1.8%                 0.1%
New York             18              1,263,266,173          28.6%              14.3%                66.7%
Texas               143                396,362,050           9.0%              10.3%                 5.4%
Arizona              27                244,091,655           5.5%               6.2%                 3.7%
Florida              28                240,506,258           5.4%               7.4%                 0.3%
Other               285              1,783,861,111          40.4%              48.9%                17.8%
                 --------------   --------------------   -------------   ------------------  ------------------
TOTAL:              570           $  4,417,019,866         100.0%             100.0%               100.0%
                 ==============   ====================   =============   ==================  ==================

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   For purposes of determining whether a mortgaged real property is located in Northern California or Southern California, Northern California
      includes areas with zip codes of 93600 and above, and Southern California includes areas with zip codes below 93600.

ENCUMBERED INTERESTS......................  The table below shows the number of, as well as the total cut-off date principal balance and percentage of
                                            the initial mortgage pool balance, the initial loan
                                            group 1 balance and the initial loan group 2 balance,
                                            respectively, secured by mortgaged real properties for
                                            which the significant encumbered interest is as
                                            indicated:

     ENCUMBERED                             TOTAL CUT-OFF                          % OF INITIAL       % OF INITIAL
   INTEREST IN THE         NUMBER OF            DATE            % OF INITIAL           LOAN               LOAN
   MORTGAGED REAL       MORTGAGED REAL        PRINCIPAL        MORTGAGE POOL          GROUP 1            GROUP 2
      PROPERTY            PROPERTIES         BALANCE(1)          BALANCE(1)         BALANCE(1)         BALANCE(1)
-------------------     --------------     ---------------     -------------      --------------      ------------

Fee(2)                       543           $ 3,745,680,026          84.8%               79.3%              99.5%
Fee/Leasehold                 12               449,096,421          10.2%               13.8%               0.5%
Leasehold                     15               222,243,419           5.0%                6.9%               0.0%
                        --------------     ---------------     -------------      --------------      ------------
TOTAL:                       570           $ 4,417,019,886         100.0%              100.0%             100.0%
                        ==============     ===============     =============      ==============      ============

_____________________

(1)   For mortgage loans secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among those individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the subject mortgage loan and (iii) an allocated loan balance specified in the related loan documents.

(2)   In circumstances where both the fee interest and the overlapping leasehold interest in a mortgaged real property are encumbered, a mortgage loan is considered to be secured by the fee interest in the subject mortgaged real property.

                                       47

                                LEGAL AND INVESTMENT CONSIDERATIONS

FEDERAL INCOME TAX CONSEQUENCES...........  The certificate administrator or its agent will make elections to treat designated portions of the assets
                                            of the issuing entity as two separate real estate
                                            mortgage investment conduits or REMICs under sections
                                            860A through 860G of the Internal Revenue Code of
                                            1986, as amended. The designations for each of those
                                            two REMICs are as follows:

                                            o     REMIC I, the lower tier REMIC, which will
                                                  consist of, among other things--

                                                  1.    the mortgage loans, and

                                                  2.    various other related assets; and

                                            o     REMIC II, which will hold the non-certificated
                                                  regular interests in REMIC I.

                                            The class R-I and R-II certificates will represent the
                                            respective residual interests in those REMICs.

                                            Any assets not included in a REMIC will constitute one
                                            or more grantor trusts for U.S. federal income tax
                                            purposes.

                                            The class A-2FL REMIC II regular interest, the class
                                            A-3FL REMIC II regular interest, the class A-4FL REMIC
                                            II regular interest, the class AM-FL REMIC II regular
                                            interest, the class AJ-FL REMIC II regular interest,
                                            each related swap agreement, each related Certificate
                                            Administrator's floating rate account, the portion of
                                            the assets held by the issuing entity that is
                                            represented by the class Y certificates that will
                                            entitle the holders of those certificates to receive
                                            any additional interest accrued as to payment with
                                            respect to each mortgage loan that converts from a
                                            fixed rate of interest to a floating rate of interest
                                            and the portion of the assets held by the issuing
                                            entity that is represented by the class Z certificates
                                            that will entitle the holders of those certificates to
                                            receive any additional interest accrued and deferred
                                            as to payment with respect to each mortgage loan with
                                            an anticipated repayment date that remains outstanding
                                            past that date, will constitute one or more grantor
                                            trusts for federal income tax purposes and will not be
                                            part of the REMICs referred to above.

                                            The offered certificates will be treated as regular
                                            interests in REMIC II. This means that they will be
                                            treated as newly issued debt instruments for federal
                                            income tax purposes. You will have to report income
                                            on your offered certificates in accordance with the
                                            accrual method of accounting even if you are otherwise
                                            a cash method taxpayer. The offered certificates will
                                            not represent any interest in the grantor trust
                                            referred to above.

                                            One or more classes of offered certificates may be
                                            issued with more than a de minimis amount of original
                                            issue discount. If you own an offered certificate
                                            issued with original issue discount, you may have to
                                            report original issue discount income and be subject
                                            to a tax on this income before you receive a
                                            corresponding cash payment.

                                       48

                                            The prepayment assumption that will be used in
                                            determining the rate of accrual of original issue
                                            discount, market discount and premium, if any, for
                                            U.S. federal income tax purposes, will be that,
                                            subsequent to any date of determination--

                                            o     each mortgage loan with an anticipated repayment
                                                  date will be paid in full on that date,

                                            o     no mortgage loan will otherwise be prepaid prior
                                                  to maturity, and

                                            o     there will be no extension of maturity for any
                                                  mortgage loan.

                                            However, no representation is made as to the actual
                                            rate at which the mortgage loans will prepay, if at
                                            all.

                                            For a more detailed discussion of the federal income
                                            tax aspects of investing in the offered certificates,
                                            see "Federal Income Tax Consequences" in this
                                            prospectus supplement and "Federal Income Tax
                                            Consequences" in the accompanying base prospectus.

ERISA CONSIDERATIONS......................  We anticipate that, subject to satisfaction of the conditions referred to under "ERISA Considerations" in
                                            this prospectus supplement, employee benefit plans and
                                            other retirement plans or arrangements subject to--

                                            o     Title I of the Employee Retirement Income
                                                  Security Act of 1974, as amended, or

                                            o     section 4975 of the Internal Revenue Code of
                                                  1986, as amended,

                                            will be able to invest in the offered certificates
                                            without giving rise to a prohibited transaction. This
                                            is based upon individual prohibited transaction
                                            exemptions granted to Merrill Lynch, Pierce, Fenner &
                                            Smith Incorporated and Bear Stearns & Co. Inc. by the
                                            U.S. Department of Labor.

                                            If you are a fiduciary of any employee benefit plan or
                                            other retirement plan or arrangement subject to Title
                                            I of ERISA or section 4975 of the Internal Revenue
                                            Code of 1986, as amended, you are encouraged to review
                                            carefully with your legal advisors whether the
                                            purchase or holding of the offered certificates could
                                            give rise to a transaction that is prohibited under
                                            ERISA or section 4975 of the Internal Revenue Code of
                                            1986, as amended. See "ERISA Considerations" in this
                                            prospectus supplement and in the accompanying base
                                            prospectus.

LEGAL INVESTMENT..........................  The offered certificates will not be mortgage related securities for purposes of the Secondary Mortgage
                                            Market Enhancement Act of 1984.

                                            All institutions whose investment activities are
                                            subject to legal investment laws and regulations,
                                            regulatory capital requirements or review by
                                            regulatory authorities should consult with their own
                                            legal advisors in determining whether and to what
                                            extent the offered certificates will be legal
                                            investments for them. See "Legal Investment"

                                       49

                                            in this prospectus supplement and in the accompanying
                                            base prospectus.

INVESTMENT CONSIDERATIONS.................  The rate and timing of payments and other collections of principal on or with respect to the mortgage loans
                                            -- and, in particular, in the case of the class A-1,
                                            A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL
                                            certificates, on or with respect to the mortgage loans
                                            in loan group 1, and in the case of the class A-1A
                                            certificates, on or with respect to the mortgage loans
                                            in loan group 2 -- may affect the yield to maturity on
                                            each offered certificate. In the case of offered
                                            certificates purchased at a discount, a slower than
                                            anticipated rate of payments and other collections of
                                            principal on the mortgage loans -- and, in particular,
                                            in the case of the class A-1, A-2, A-2FL, A-3, A-3FL,
                                            A-SB, A-4 and A-4FL certificates, on or with respect
                                            to the mortgage loans in loan group 1, and in the case
                                            of the class A-1A certificates, on or with respect to
                                            the mortgage loans in loan group 2 -- could result in a
                                            lower than anticipated yield. In the case of the
                                            offered certificates purchased at a premium, a faster
                                            than anticipated rate of payments and other
                                            collections of principal on the mortgage loans -- and,
                                            in particular, in the case of the class A-1, A-2,
                                            A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates,
                                            on or with respect to the mortgage loans in loan
                                            group 1, and in the case of the class A-1A
                                            certificates, on or with respect to the mortgage loans
                                            in loan group 2 -- could result in a lower than
                                            anticipated yield.

                                            The yield on any offered certificate with a variable
                                            or capped pass-through rate, could also be adversely
                                            affected if the mortgage loans with relatively higher
                                            net mortgage interest rates pay principal faster than
                                            the mortgage loans with relatively lower net mortgage
                                            interest rates.

                                            See "Yield and Maturity Considerations" in this
                                            prospectus supplement and in the accompanying base
                                            prospectus.

                                       50

                                  RISK FACTORS

      The offered certificates are not suitable investments for all investors.
In particular, you should not purchase any class of offered certificates unless you understand and are able to bear the risks associated with that class.

      The offered certificates are complex securities and it is important that you possess, either alone or together with an investment advisor, the expertise necessary to evaluate the information contained in this prospectus supplement and the accompanying base prospectus in the context of your financial situation.

      YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THOSE SET FORTH
UNDER "RISK FACTORS" IN THE ACCOMPANYING BASE PROSPECTUS, IN DECIDING WHETHER TO
PURCHASE ANY OFFERED CERTIFICATES. THE "RISK FACTORS" SECTION IN THE
ACCOMPANYING BASE PROSPECTUS INCLUDES A NUMBER OF GENERAL RISKS ASSOCIATED WITH
MAKING AN INVESTMENT IN THE OFFERED CERTIFICATES.

      THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND UNDER "RISK FACTORS" IN
THE ACCOMPANYING BASE PROSPECTUS ARE NOT THE ONLY ONES RELATING TO YOUR OFFERED
CERTIFICATES. ADDITIONAL RISKS AND UNCERTAINTIES NOT PRESENTLY KNOWN TO US OR
THAT WE CURRENTLY DEEM IMMATERIAL MAY ALSO IMPAIR YOUR INVESTMENT.

      THIS PROSPECTUS SUPPLEMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT
INVOLVE RISKS AND UNCERTAINTIES. ACTUAL RESULTS COULD DIFFER MATERIALLY FROM
THOSE ANTICIPATED IN THESE FORWARD-LOOKING STATEMENTS AS A RESULT OF CERTAIN
FACTORS, INCLUDING RISKS DESCRIBED BELOW, ELSEWHERE IN THIS PROSPECTUS
SUPPLEMENT AND IN THE ACCOMPANYING BASE PROSPECTUS.

      IF ANY OF THE FOLLOWING EVENTS OR CIRCUMSTANCES IDENTIFIED AS RISKS
ACTUALLY OCCUR OR MATERIALIZE, YOUR INVESTMENT COULD BE MATERIALLY AND ADVERSELY
AFFECTED.

Risks Related to the Offered Certificates

THE CLASS AM, AJ, B, C AND D CERTIFICATES ARE SUBORDINATE TO, AND ARE THEREFORE
RISKIER THAN, THE CLASS A-1, A-2, A-3, A-SB, A-4 AND A-1A CERTIFICATES

      If you purchase class AM, AJ, B, C and D certificates, then your offered certificates will provide credit support to other classes of offered certificates and to the class A-2FL, A-3FL, A-4FL and X certificates (in the case of the A-2FL certificates, through the A-2FL REMIC II regular interest, in the case of the A-3FL certificates, through the A-3FL REMIC II regular interest and in the case of the A-4FL certificates, through the A-4FL REMIC II regular interest). As a result, you will receive payments after, and must bear the effects of losses on the mortgage loans before, the holders of those other classes of certificates.

      When making an investment decision, you should consider, among other things--

      o     the payment priorities of the respective classes of the
            certificates;

      o     the order in which the principal balances of the respective classes of the certificates with principal balances will be reduced in connection with losses and default-related shortfalls; and

      o     the characteristics and quality of the mortgage loans.

      See "Description of the Mortgage Pool" and "Description of the Offered
Certificates--Payments" and "--Reductions to Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" in this prospectus supplement. See also "Risk Factors--The Investment Performance of
Your Offered Certificates Will Depend Upon Payments, Defaults and Losses on the
Underlying Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable," "--Any Credit Support for Your Offered Certificates May Be
Insufficient to Protect You Against All Potential Losses" and "--Payments on the
Offered Certificates Will Be Made Solely from the Limited Assets of the Related
Trust, and Those Assets May Be Insufficient to Make All Required Payments on
Those Certificates" in the accompanying base prospectus.

                                       51

CHANGES IN MORTGAGE POOL COMPOSITION CAN CHANGE THE NATURE OF YOUR INVESTMENT

      If you purchase any of the offered certificates that are expected to have relatively longer weighted average lives, you will be more exposed to risks associated with changes in concentrations of borrower, loan or property characteristics than are persons who own offered certificates that are expected to have relatively shorter weighted average lives. See "Risk Factors--Changes in
Pool Composition Will Change the Nature of Your Investment" in the accompanying base prospectus.

THE OFFERED CERTIFICATES WILL HAVE LIMITED LIQUIDITY AND MAY EXPERIENCE
FLUCTUATIONS IN MARKET VALUE UNRELATED TO THE PERFORMANCE OF THE MORTGAGE LOANS

      Your offered certificates will not be listed on any national securities exchange or traded on any automated quotation systems of any registered securities association, and there is currently no secondary market for your offered certificates. While one or more of the underwriters currently intend to make a secondary market in the offered certificates, they are not obligated to do so. Additionally, one or more purchasers may purchase substantial portions of one or more classes of offered certificates. Moreover, if a secondary market does develop, there can be no assurance that it will provide you with liquidity of investment or that it will continue for the life of your offered certificates. Accordingly, you may not have an active or liquid secondary market for your offered certificates. Lack of liquidity could result in a substantial decrease in the market value of your offered certificates. The market value of your offered certificates also may be affected by many other factors, including the then prevailing interest rates and market perceptions of risks associated with commercial mortgage lending, and no representation is made by any person or entity as to what the market value of any offered certificate will be at any time. See "Risk Factors--Lack of Liquidity Will Impair Your Ability to Sell Your
Offered Certificates and May Have an Adverse Effect on the Market Value of Your
Offered Certificates" and "--The Market Value of Your Offered Certificates May
Be Adversely Affected by Factors Unrelated to the Performance of Your Offered
Certificates and the Underlying Mortgage Assets, such as Fluctuations in
Interest Rates and the Supply and Demand of CMBS Generally" in the accompanying base prospectus.

THE OFFERED CERTIFICATES HAVE UNCERTAIN YIELDS TO MATURITY

      The yield on your offered certificates will depend on--

      o     the price you paid for your offered certificates; and

      o     the rate, timing and amount of payments on your offered
            certificates.

      o     The frequency, timing and amount of payments on your offered certificates will depend on:

      o     the pass-through rate for, and other payment terms of, your offered certificates;

      o     the frequency and timing of payments and other collections of principal on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency and timing of defaults, and the severity of losses, if any, on the mortgage loans or, in some cases, a particular group of mortgage loans;

      o     the frequency, timing, severity and allocation of other shortfalls and expenses that reduce amounts available for payment on your offered certificates;

      o     repurchases of mortgage loans--or, in some cases, mortgage loans of a particular group--for material breaches of representations or warranties and/or material document defects;

      o     the collection and payment of prepayment premiums and yield maintenance charges with respect to the mortgage loans or, in some cases, a particular group of mortgage loans; and

      o     servicing decisions with respect to the mortgage loans or, in some cases, a particular group of mortgage loans.

                                       52

      In general, the factors described in the preceding paragraph cannot be predicted with any certainty. Accordingly, you may find it difficult to analyze the effect that these factors might have on the yield to maturity of your offered certificates. Further, in the absence of significant losses on the mortgage pool, holders of the class A-1, A-2, A-3, A-SB and A-4 certificates should be concerned with the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 1. Until the class A-1, A-2, A-2FL, A-3, A-3FL,
A-SB, A-4 and A-4FL certificates are retired, holders of the class A-1A certificates would, in the absence of significant losses on the mortgage pool, be affected by the factors described in the second through seventh bullets of the preceding paragraph primarily insofar as they relate to the mortgage loans in loan group 2.

      See "Description of the Mortgage Pool," "Servicing of the Mortgage Loans,"
"Description of the Offered Certificates--Payments" and "--Reductions to
Certificate Principal Balances in Connection with Realized Losses and Additional
Trust Fund Expenses" and "Yield and Maturity Considerations" in this prospectus supplement. See also "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable" and "Yield and Maturity Considerations" in the accompanying base prospectus.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES MAY VARY MATERIALLY AND
ADVERSELY FROM YOUR EXPECTATIONS BECAUSE THE RATE OF PREPAYMENTS AND OTHER
UNSCHEDULED COLLECTIONS OF PRINCIPAL ON THE MORTGAGE LOANS IS FASTER OR SLOWER
THAN YOU ANTICIPATED

      If you purchase any offered certificates at a premium relative to their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class A-1, A-2, A-3, A-SB and A-4 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with a greater frequency than you anticipated at the time of your purchase, then your actual yield to maturity may be lower than you had assumed at the time of your purchase. Conversely, if you purchase any offered certificates at a discount from their principal balances, and if payments and other collections of principal on the mortgage loans--and, in particular, in the case of the class
A-1, A-2, A-3, A-SB and A-4 certificates, on the mortgage loans in loan group 1, and in the case of the class A-1A certificates, on the mortgage loans in loan group 2--occur with less frequency than you anticipated, then your actual yield to maturity may be lower than you had assumed. You should consider that prepayment premiums and yield maintenance charges may not be collected in all circumstances and no prepayment premium or yield maintenance charge will be paid in connection with a purchase or repurchase of a mortgage loan. Furthermore, even if a prepayment premium or yield maintenance charge is collected and payable on your offered certificates, it may not be sufficient to offset fully any loss in yield on your offered certificates.

      Some of the mortgage loans may require the related borrower to make, or permit the lender to apply reserve funds to make, partial prepayments if specified conditions, such as meeting certain debt service coverage ratios and/or satisfying certain leasing conditions, have not been satisfied. The required prepayment may need to be made even though the subject mortgage loan is in its lock-out period. See "Description of the Mortgage Pool--Terms and
Conditions of the Mortgage Loans--Mortgage Loans Which May Require Principal
Paydowns" in this prospectus supplement.

      The yield on the offered certificates with variable or capped pass-through rates could also be adversely affected if the mortgage loans with higher net mortgage interest rates pay principal faster than the mortgage loans with lower net mortgage interest rates. This is because those classes bear interest at pass-through rates equal to, based upon or limited by, as applicable, a weighted average of the adjusted net mortgage interest rates derived from the mortgage loans.

      Prepayments resulting in a shortening of weighted average lives of the offered certificates may be made at a time of low interest rates when investors may be unable to reinvest the resulting payment of principal on their certificates at a rate comparable to the yield anticipated by them in making their initial investment in those certificates, while delays and extensions resulting in a lengthening of those weighted average lives may occur at a time of high interest rates when investors may have been able to reinvest principal payments that would otherwise have been received by them at higher rates.

                                       53

      The rate at which voluntary prepayments occur on the mortgage loans will be affected by a variety of factors, including:

      o     the terms of the mortgage loans;

      o     the length of any prepayment lockout period;

      o     the level of prevailing interest rates;

      o     the availability of mortgage credit;

      o     the applicable yield maintenance charges or prepayment premiums;

      o     the applicable master servicer's or the special servicer's ability to enforce yield maintenance charges and prepayment premiums;

      o     the failure to meet certain requirements for the release of escrows;

      o     the occurrence of casualties or natural disasters; and

      o     economic, demographic, tax, legal or other factors.

      A borrower is generally less likely to prepay its mortgage loan if prevailing interest rates are at or above the mortgage interest rate borne by that mortgage loan. On the other hand, a borrower is generally more likely to prepay its mortgage loan if prevailing rates fall significantly below the mortgage interest rate borne by that mortgage loan. Borrowers are less likely to prepay mortgage loans with lock-out periods or yield maintenance charge provisions, to the extent enforceable, than otherwise identical mortgage loans without these provisions, with shorter lock-out periods or with lower or no yield maintenance charges. None of the master servicers, the special servicer or the trustee will be required to advance any yield maintenance charges.

      Provisions requiring yield maintenance charges may not be enforceable in some states and under federal bankruptcy law, and may constitute interest for usury purposes. Accordingly, we cannot assure you that the obligation to pay any yield maintenance charge will be enforceable. Also, we cannot assure you that foreclosure proceeds will be sufficient to pay an enforceable yield maintenance charge.

      Additionally, although the collateral substitution provisions related to defeasance do not have the same effect on the certificateholders as prepayment, we cannot assure you that a court would not interpret those provisions as requiring a yield maintenance charge. In certain jurisdictions, those collateral substitution provisions might be deemed unenforceable under applicable law or public policy, or usurious.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" in this prospectus supplement for a discussion of prepayment restrictions with respect to the mortgage loans.
No assurance can be given to you that the related borrowers will refrain from prepaying their mortgage loans due to the existence of yield maintenance charges or that involuntary prepayments will not occur.

      In addition, if a mortgage loan seller repurchases any mortgage loan from the issuing entity due to material breaches of representations or warranties or material document defects, the repurchase price paid will be passed through to the holders of the certificates with the same effect as if the mortgage loan had been prepaid in part or in full, and no yield maintenance charge will be payable. A repurchase or the exercise of a purchase option may adversely affect the yield to maturity on your certificates.

A HIGH RATE AND EARLY OCCURRENCE OF BORROWER DELINQUENCIES AND DEFAULTS MAY
ADVERSELY AFFECT YOUR INVESTMENT

      The actual yield to maturity of your offered certificates will be lower than expected and could be negative under certain extreme scenarios if (a) you calculate the anticipated yield of your offered certificates based on a default rate or amount of losses lower than that actually experienced by the mortgage loans and (b) the additional

                                       54

losses are allocable to or otherwise required to be borne by your class of offered certificates. The actual yield to maturity of your offered certificates will also be affected by the timing of any loss on a liquidated mortgage loan if a portion of the loss is allocable to or otherwise required to be borne by your class of offered certificates, even if the rate of defaults and severity of losses are consistent with your expectations. In general, the earlier you bear a loss, the greater the effect on your yield to maturity. Delinquencies on the mortgage loans may result in shortfalls in distributions of interest and/or principal to the holders of the offered certificates for the current month if the delinquent amounts are not advanced. Furthermore, no interest will accrue on this shortfall during the period of time that the payment is delinquent. Losses on the mortgage loans may affect the weighted average life and/or yield to maturity of a particular class of offered certificates even if those losses are not allocated to, or required to be borne by the holders of, that class of offered certificates. The special servicer may accelerate the maturity of the related mortgage loan in the case of any monetary or material non-monetary default, which could result in an acceleration of payments to the certificateholders. In addition, losses on the mortgage loans may result in a higher percentage ownership interest evidenced by a class of offered certificates in the remaining mortgage loans than would otherwise have been the case absent the loss, even if those losses are not allocated to that class of offered certificates. The consequent effect on the weighted average life and/or yield to maturity of a class of offered certificates will depend upon the characteristics of the remaining mortgage loans.

THE RIGHT OF THE MASTER SERVICERS, THE SPECIAL SERVICER AND THE TRUSTEE TO
RECEIVE INTEREST ON ADVANCES, SPECIAL SERVICING FEES, PRINCIPAL RECOVERY FEES
AND WORKOUT FEES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS

      To the extent described in this prospectus supplement and provided in the pooling and servicing agreement, the master servicers, the special servicer and the trustee will each be entitled to receive interest (which will generally accrue from the date on which the related advance is made through the date of reimbursement) on unreimbursed advances made by it. In addition, the special servicer will be entitled to receive, in connection with its servicing, liquidation and/or workout of defaulted mortgage loans, compensation consisting of special servicing fees, principal recovery fees and workout fees, respectively. The right to receive these amounts is senior to the rights of certificateholders to receive distributions on the offered certificates and, consequently, may result in shortfalls and losses being allocated to the offered certificates that would not have otherwise resulted.

YOUR LACK OF CONTROL OVER THE TRUST FUND CAN CREATE RISKS

      You and other holders of the offered certificates generally do not have a right to vote and do not have the right to make decisions with respect to the administration of the issuing entity. See "Description of the Offered
Certificates--Voting Rights" in this prospectus supplement. Those decisions are generally made, subject to the express terms of the pooling and servicing agreement, by a master servicer, the trustee, the certificate administrator or the special servicer, as applicable. Any decision made by one of those parties in respect of the assets of the issuing entity, even if that decision is determined to be in your best interests by that party, may be contrary to the decision that you or other holders of the offered certificates would have made and may negatively affect your interests.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE MASTER SERVICERS, THE
SPECIAL SERVICER AND THE CONTROLLING CLASS REPRESENTATIVE

      KeyCorp Real Estate Capital Markets, Inc., an initial master servicer, is an affiliate of KeyBank National Association, one of the sponsors and KeyBanc
Capital Markets, a Division of McDonald Investments Inc., one of the
underwriters. Wells Fargo Bank, National Association, an initial master servicer, is also one of the mortgage loan sellers. These affiliations could cause a conflict with that master servicers' duties to the issuing entity under the pooling and servicing agreement notwithstanding the fact that the pooling and servicing agreement provides that the mortgage loans serviced pursuant to that agreement must be administered in accordance with the servicing standard described in this prospectus supplement without regard to an affiliation with any other party involved in the transaction.

      A master servicer, the special servicer or any affiliate of a master servicer or the special servicer may acquire certificates. This could cause a conflict between a master servicer's or the special servicer's duties to the issuing entity under the pooling and servicing agreement and its or its affiliate's interest as a holder of certificates

                                       55

issued under that agreement. In addition, the master servicers, the special servicer and each of their affiliates own and are in the business of acquiring assets similar in type to the assets of the issuing entity. Accordingly, the assets of those parties and their affiliates may, depending upon the particular circumstances including the nature and location of those assets, compete with the mortgaged real properties for tenants, purchasers, financing and in other matters related to the management and ownership of real estate. See "Servicing of the Mortgage Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement.

      The special servicer will have the right to determine that any P&I advance made or to be made by a master servicer or the trustee is not recoverable from proceeds of the mortgage loan to which that advance relates. The applicable master servicer or the trustee will then be required to not make a proposed advance or may obtain reimbursement for a previously made advance from collections of principal and, in some cases, interest, which may reduce the amount of principal and, in some cases, interest that will be paid on your offered certificates.

      In addition, in connection with the servicing of the specially serviced mortgage loans (other than, in two cases involving loan combinations (see
"Summary of Prospectus Supplement--Relevant Parties--The Loan Combination
Controlling Parties"), prior to the occurrence of certain "change of control"
events with respect to the related non-trust loans included therein), the special servicer may, at the direction of the controlling class representative, take actions with respect to the specially serviced mortgage loans that could adversely affect the holders of some or all of the classes of offered certificates. Similarly, the special servicer may, at the direction of the holder of a non-trust loan or its designee (prior to the occurrence of a "change of control" event with respect to that non-trust loan), take generally similar but not identical actions with respect to the related loan combination that could adversely affect the holders of some or all of the classes of offered certificates. Furthermore, the holders of certain non-trust loans may have par purchase options and, in some cases, cure rights with respect to the related
A-note mortgage loans that will be the assets of the issuing entity, upon the occurrence of specified adverse circumstances with respect to the related loan combination. See "Description of the Mortgage Pool--The Loan Combinations and
"Servicing of the Mortgage Loans--The Controlling Class Representative and the
Loan Combination Controlling Parties" in this prospectus supplement.

      The controlling class representative will be selected by the holders of certificates representing a majority interest in the controlling class. The controlling class of certificateholders and the holders of the non-trust loans may have interests that conflict with those of the holders of the offered certificates. As a result, it is possible that the controlling class representative or the holders of the non-trust loans may direct the special servicer to take actions which conflict with the interests of the holders of certain classes of the offered certificates. However, the special servicer is not permitted to take actions which are prohibited by law or violate the servicing standard or the terms of the mortgage loan documents.

Risks Related to the Mortgage Loans

CONCENTRATION OF MORTGAGED REAL PROPERTY TYPES SUBJECT THE TRUST TO INCREASED
RISK OF DECLINE IN A PARTICULAR INDUSTRY

      The inclusion, among the assets of the issuing entity, of a significant concentration of mortgage loans that are secured by mortgage liens on a particular type of income-producing property makes the overall performance of the mortgage pool materially more dependent on the factors that affect the operations at and value of that property type.

MULTIFAMILY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Seventy-nine (79) of the mortgaged real properties, which represent security for approximately 27.2% of the initial mortgage pool balance (one (1)
property securing mortgage loans in loan group 1, representing approximately
0.1% of the initial loan group 1 balance, and 78 properties securing mortgage loans in loan group 2, representing approximately 99.4% of the initial loan group 2 balance) are fee and/or leasehold interests in multifamily properties.
Mortgage loans that are secured by liens on multifamily properties are exposed to unique risks particular to multifamily properties, including, for instance, in some cases, restrictions on rent that may be charged or restrictions on the age of tenants who may reside at a multifamily property.

                                       56

      In the case of one (1) mortgage loan (loan number 1), which is secured by the mortgaged real property identified on Annex A-1 as Peter Cooper Village and
Stuyvesant Town, representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance, certain of the apartment units at the mortgaged real property are subject to rent-stabilization. For a discussion regarding rent stabilization, see "Risk
Factors - Various Types of Income-Producing Properties May Secure Mortgage Loans
Underlying a Series of Offered Certificates and Each Type of Income-Producing
Property May Present Special Risks as Collateral for a Loan - Multifamily Rental
Properties" in the accompanying base prospectus. See also "Description of the
Ten Largest Mortgage Loans or Groups of Cross-Collateralized Mortgage Loans -
Stuyvesant Town and Peter Cooper Village" attached hereto as Annex C and "Risk
Factors--Litigation or Other Legal Proceedings May Have Adverse Effects on
Borrowers" in this prospectus supplement.

      For a more detailed discussion of factors uniquely affecting multifamily properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Multifamily Rental Properties."

OFFICE PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      Fifty-seven (57) of the mortgaged real properties, which represent security for approximately 23.3% of the initial mortgage pool balance and approximately 32.1% of the initial loan group 1 balance, are fee and/or leasehold interests in office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting office properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Office Properties."

      In the case of thirteen (13) mortgage loans representing approximately
3.8% of the initial mortgage pool balance, and approximately 5.2% of the initial loan group 1 balance, the related mortgaged real properties are medical offices.
Mortgage loans secured by liens on medical office properties are also exposed to the unique risks particular to health care related properties. For a more detailed discussion of factors uniquely affecting medical offices, you should refer to the section in the accompanying base prospectus captioned "Risk
Factors--Various Types of Income-Producing Properties May Secure Mortgage Loans
Underlying a Series of Offered Certificates and Each Type of Income-Producing
Property May Present Special Risks as Collateral for a Loan--Health Care Related
Properties."

RETAIL PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR
CERTIFICATES

      Three hundred thirty-one (331) of the mortgaged real properties, which represent security for approximately 22.2% of the initial mortgage pool balance and approximately 30.5% of the initial loan group 1 balance, are fee and/or leasehold interests in retail properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

For a more detailed discussion of factors uniquely affecting retail properties, you should refer to the section in the accompanying base prospectus captioned
"Risk Factors--Various Types of Income-Producing Properties May Secure Mortgage
Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Retail Properties."

HOSPITALITY PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Twenty-eight (28) of the mortgaged real properties, which represent security for approximately 12.4% of the initial mortgage pool balance and approximately 17.1% of the initial loan group 1 balance, are fee and/or leasehold interests in hospitality properties. Mortgage loans secured by liens on those types of properties are exposed to unique risks particular to those types of properties. In addition, for certain of the mortgage loans secured

                                       57

by hospitality properties that are a franchise of a national or regional hotel chain, the related franchise agreement is scheduled to terminate during the term of the related mortgage loan.

      For a more detailed discussion of factors uniquely affecting hospitality properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Hospitality Properties."

INDUSTRIAL FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Thirty-seven (37) of the mortgaged real properties, which represent security for approximately 8.3% of the initial mortgage pool balance and approximately 11.4% of the initial loan group 1 balance, are fee and/or leasehold interests in industrial properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Industrial Properties."

SELF STORAGE FACILITIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON
YOUR CERTIFICATES

      Twenty-four (24) of the mortgaged real properties, which represent security for approximately 3.5% of the initial mortgage pool balance and approximately 4.9% of the initial loan group 1 balance, are fee interests in self storage facility properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting self storage facilities, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Warehouse, Mini-Warehouse and Self Storage Facilities."

MANUFACTURED HOUSING COMMUNITIES, MOBILE HOME PARKS AND RECREATIONAL VEHICLE
PARKS ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE PAYMENTS ON YOUR CERTIFICATES

      Four (4) of the mortgaged real properties, which represent security for approximately 0.4% of the initial mortgage pool balance (comprised of two (2)
mortgage loans in loan group 1, representing approximately 0.3% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately 0.6% of the initial loan group 2 balance), are fee interests in manufactured housing community properties, mobile home parks and/or recreational vehicle parks. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

      For a more detailed discussion of factors uniquely affecting manufactured housing community properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan--Manufactured Housing Communities, Mobile
Home Parks and Recreational Vehicle Parks."

HEALTH CARE-RELATED PROPERTIES ARE SUBJECT TO UNIQUE RISKS WHICH MAY REDUCE
PAYMENTS ON YOUR CERTIFICATES

      Three (3) of the mortgaged real properties, which represent security for approximately 1.0% of the initial mortgage pool balance and approximately 1.4%
of the initial loan group 1 balance, are fee interests in health care-related properties that are not medical office properties. Mortgage loans that are secured by liens on those types of properties are exposed to unique risks particular to those types of properties.

                                       58

      For a more detailed discussion of factors uniquely affecting industrial properties, you should refer to the section in the accompanying base prospectus captioned "Risk Factors--Various Types of Income-Producing Properties May Secure
Mortgage Loans Underlying a Series of Offered Certificates and Each Type of
Income-Producing Property May Present Special Risks as Collateral for a
Loan--Health Care Related Properties."

RISKS ASSOCIATED WITH ALTERNATIVE FORMS OF PROPERTY OWNERSHIP

      Five (5) mortgage loans (loan numbers 80, 106, 165, 201 and 301), representing in the aggregate approximately 0.8% of the initial mortgage pool balance and approximately 1.1% of the initial loan group 1 balance, are, or may become, secured by the related borrower's interest in residential and/or commercial condominium units. Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. See "Risk
Factors--Lending on Condominium Units Creates Risks for Lenders That Are Not
Present When Lending on Non-Condominiums" in the base prospectus.

      Three (3) mortgage loans (loan numbers 78, 257 and 289), representing approximately 0.4% of the initial mortgage pool balance and approximately 1.4%
of the initial loan group 2 balance is secured by a residential cooperative property. The risks which apply to residential condominium units may also apply to residential cooperative properties, in addition to other risks, including an inability to meet debt service obligations on the mortgage loan if the sponsor, owner or investor is unable to make the required maintenance payments, the failure of a borrower to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make payments on the related mortgage loan, and that, upon foreclosure, in the event a residential cooperative property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the rental property as a whole.

REPAYMENT OF THE MORTGAGE LOANS DEPENDS ON THE OPERATION OF THE MORTGAGED REAL
PROPERTIES

      The mortgage loans are secured by mortgage liens on fee and/or leasehold
(which may include sub-leasehold) interests in commercial, multifamily and manufactured housing community real property. The risks associated with lending on these types of real properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, such mortgage loans are often larger and repayment of each of the mortgage loans is dependent on--

      o     the successful operation and value of the mortgaged real property;
            and

      o     the related borrower's ability to sell or refinance the mortgaged real property.

      See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance" and "Risk Factors--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" in the accompanying base prospectus.

THE MORTGAGED REAL PROPERTY WILL BE THE SOLE ASSET AVAILABLE TO SATISFY THE
AMOUNTS OWING UNDER A MORTGAGE LOAN IN THE EVENT OF DEFAULT

      The mortgage loans will not be an obligation of, or be insured or guaranteed by, us, any sponsor, any governmental entity, any private mortgage insurer, any mortgage loan seller, any underwriter, either master servicer, the special servicer, the trustee, the certificate administrator or any of their respective affiliates or any other person or entity.

      All of the mortgage loans are or should be considered nonrecourse loans.
If the related borrower defaults on any of the mortgage loans, only the related mortgaged real property (together with any related insurance policies or other pledged collateral), and none of the other assets of the borrower, is available to satisfy the debt. Consequently, payment prior to maturity is dependent primarily on the sufficiency of the net operating income of the mortgaged real property. Payment at maturity is primarily dependent upon the market value of the mortgaged real

                                       59

property or the borrower's ability to refinance the mortgaged real property.
Even if the related loan documents permit recourse to the borrower or a guarantor, the issuing entity may not be able to ultimately collect the amount due under a defaulted mortgage loan. We have not evaluated the significance of the recourse provisions of mortgage loans that may permit recourse against the related borrower or another person in the event of a default. See "Risk
Factors--Repayment of a Commercial or Multifamily Mortgage Loan Depends upon the
Performance and Value of the Underlying Real Property, Which May Decline Over
Time, and the Related Borrower's Ability to Refinance the Property, of Which
There Is No Assurance" in the accompanying base prospectus.

RESERVES TO FUND CAPITAL EXPENDITURES MAY BE INSUFFICIENT AND THIS MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      Although many of the mortgage loans require that funds be put aside for specific reserves, certain of the mortgage loans do not require any reserves. We cannot assure you that any such reserve amounts will be sufficient to cover the actual costs of the items for which the reserves were established. We also cannot assure you that cash flow from the related mortgaged real properties will be sufficient to fully fund any ongoing monthly reserve requirements.

OPTIONS AND OTHER PURCHASE RIGHTS MAY AFFECT VALUE OR HINDER RECOVERY WITH
RESPECT TO THE MORTGAGED REAL PROPERTIES

      The borrower under certain of the mortgage loans has given to one or more tenants or another person a right of first refusal in the event a sale is contemplated or an option to purchase all or a portion of the related mortgaged real property. In the case of the mortgage loan identified by loan number 19, representing approximately 0.9% of the initial mortgage pool balance and approximately 1.2% of the initial loan group 1 balance, in the event that the related mortgaged real property is damaged or destroyed, in whole or in part, by fire or other casualty, the single tenant at the property has the right to purchase the property for a purchase price equal to the outstanding principal balance of the mortgage loan as of the date of purchase. In connection with the tenant's exercise of such purchase option, the related borrower may prepay the mortgage loan without a prepayment penalty or a yield maintenance premium. In the case of one (1) mortgage loan (loan number 58), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Homewood
Suites by Hilton Jacksonville, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, the previous owner of the mortgaged real property retained the option to purchase such property if the hotel remains closed for a period of 90 consecutive days (for reasons other than casualty or condemnation) at a purchase price equal to the lesser of fair market value of the mortgaged real property or loan payoff amount (including yield maintenance costs). The related mortgage loan sponsors have provided a recourse guaranty covering any losses incurred by the lender arising from the exercise of the repurchase option. There can be no assurance that the fair market value of the mortgaged real property will cover the loan amount. These rights, which may not be subordinated to the related mortgage, may impede the lender's ability to sell the related mortgaged real property at foreclosure or after acquiring the mortgaged real property pursuant to foreclosure, or adversely affect the value and/or marketability of the related mortgaged real property. Additionally, the exercise of a purchase option may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited and/or without any yield maintenance consideration.

      In certain jurisdictions, mortgage loans may be structured with a borrower
(obligated under the related note) that is different from the owner of the mortgaged real property. In such cases, the related property owner, although not obligated under the note, will guaranty all amounts payable by the borrower under the related note which guaranty is secured by an indemnity deed of trust in favor of the lender executed by the property owner. With respect to certain references to the borrower in this prospectus supplement, such references may apply to such property owner instead.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

      In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or

                                       60

pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

THE EXCESS CASH FLOW AMOUNT SHOWN ON ANNEXES A-5 AND A-6 MAY NOT BE AVAILABLE
FOR THE LOAN TERM

      In the case of two (2) mortgage loans (loan numbers 81 and 82), representing approximately 0.3% of the initial mortgage pool balance and representing approximately 0.4% of the initial loan group 1 balance and which loans are part of the 10000 Business Blvd. Loan Combination and the 4010 Airpark
Drive Loan Combination, respectively, the related loan documents require that for so long as the single tenant, Dana Corporation has a credit rating of "B+"
or lower from S&P and "B1" or lower from Moody's (such period, a Dana Cash
Management Period), excess cash flow amounts (after payments of debt service and certain reserves) will be applied to pay down the subject underlying mortgage loan (without any prepayment premium or yield maintenance charge). A Dana Cash
Management Period will terminate upon Dana Corporation having a credit rating of
"BB" or higher from S&P and "Ba2" or higher from Moody's. As of the date hereof, the above mortgage loans are each in a Dana Cash Management Period.

      The amortization schedules for these mortgage loans, set forth on Annexes
A-5 and A-6 to this prospectus supplement, assume that, among other things, the mortgage loans will continue to be in a Dana Cash Management Period until the related maturity date The mortgage loan amortization will be materially different if the related mortgage loans are not in a Dana Cash Management
Period, which may result in a considerably longer amortization period and a substantial balloon balance. In addition, certain assumptions were used to determine the monthly excess cash flow amount. Such assumptions may be inaccurate and the excess cash flow amount may materially differ from the amount assumed herein. There can be no assurance that the excess cash flow amount shown on the related amortization schedules will continue for the life of the related mortgage loan. Therefore, payments on certificates may materially differ.

IN SOME CASES, A MORTGAGED REAL PROPERTY IS DEPENDENT ON A SINGLE TENANT OR ON
ONE OR A FEW MAJOR TENANTS

      In the case of three hundred sixty-nine (369) mortgaged real properties, securing approximately 37.0% of the initial mortgage pool balance and approximately 50.9% of the initial loan group 1 balance, the related borrower has leased the property to one tenant that occupies 25% or more of the particular property. In the case of 301 of those properties, securing approximately 17.3% of the initial mortgage pool balance and approximately 23.8%
of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 50% or more of the particular property. In the case of 261 mortgaged real properties, securing approximately 10.5% of the initial mortgage pool balance and approximately 14.4%
of the initial loan group 1 balance, the related borrower has leased the particular property to a single tenant that occupies 100% of the particular property. Accordingly, the full and timely payment of each of the related mortgage loans is highly dependent on the continued operation of the major tenant or tenants, which, in some cases, is the sole tenant, at the mortgaged real property. In addition, the leases of some of these tenants may terminate on or prior to the term of the related mortgage loan. For information regarding the lease expiration dates of significant tenants at the mortgaged real properties, see Annex A-1 to this prospectus supplement. See "Risk Factors--Repayment of a
Commercial or Multifamily Mortgage Loan Depends upon the Performance and Value of the Underlying Real Property, Which May Decline Over Time and the Related
Borrower's Ability to Refinance the Property, of Which There Is No Assurance" in
the accompanying base prospectus.

THE BANKRUPTCY OR INSOLVENCY OF A TENANT WILL HAVE A NEGATIVE IMPACT ON THE
RELATED MORTGAGED REAL PROPERTY

      The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, in retail, industrial and office properties may adversely affect the income produced by a mortgaged real property. Under the Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant (absent collateral

                                       61

securing the claim) and the amounts the landlord could claim would be limited.
One or more tenants at a particular mortgaged real property may have been the subject of bankruptcy or insolvency proceedings. See "Risk Factors--Bankruptcy
Proceedings Entail Certain Risks" in this prospectus supplement and "Risk
Factors--The Investment Performance of Your Offered Certificates Will Depend
Upon Payments, Defaults and Losses on the Underlying Mortgage Loans; and Those
Payments, Defaults and Losses May Be Highly Unpredictable--Dependence on a
Single Tenant or a Small Number of Tenants Makes a Property Riskier Collateral"
in the accompanying base prospectus.

      In the case of one of the mortgaged real properties (identified by loan number 21), representing approximately 0.8% of the initial mortgage pool balance and approximately 1.2% of the initial loan group 1 balance, the third largest tenant, Mesaba Aviation, Inc. is subject to bankruptcy proceedings. The borrower deposited $436,000 into a reserve account, which funds will be held as additional collateral for the mortgage loan until the earlier of (i) the effective date of Mesaba Aviation, Inc.'s confirmed plan of reorganization or
(ii) the execution of a new lease regarding the space currently occupied by
Mesaba Aviation, Inc., combined with the delivery of an acceptable estoppel.

      In the case of two of the mortgaged real properties (identified by loan numbers 81 and 82), representing approximately 0.3% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, the single tenant at both mortgaged real properties, Dana Corporation, operating under
Chapter 11 as a debtor-in-possession. Dana Corporation affirmed its leases at these mortgaged real properties.

      In the case of one of the mortgaged real properties (identified by loan number 92), representing approximately 0.3% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, XO Communications, the predecessor company for the second largest tenant, filed for bankruptcy in
2002.

      In the case of two of the mortgaged real properties (identified by loan numbers 172 and 216), representing approximately 0.2% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, Kmart, the single tenant at the mortgaged real property (identified by loan number 216)
and an anchor tenant at the mortgaged real property (identified by loan number
172) filed for bankruptcy in 2002.

      In the case of one of the mortgaged real properties (identified by loan number 199), representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1% of the initial loan group 1 balance, Winn Dixie, the parent company of the anchor tenant filed for bankruptcy in 2005. In 2006, the bankruptcy court approved and authorized the debtors to assume non-residential real property leases, including the mortgaged real property.

CERTAIN ADDITIONAL RISKS RELATING TO TENANTS

      The income from, and market value of, the mortgaged real properties leased to various tenants would be adversely affected if, among other things:

      o     space in the mortgaged real properties could not be leased or re-leased;

      o     substantial re-leasing costs were required and/or the cost of performing landlord obligations under existing leases materially increased;

      o     tenants were unwilling or unable to meet their lease obligations;

      o     a significant tenant were to become a debtor in a bankruptcy case;
            or

      o     rental payments could not be collected for any other reason.

      Repayment of the mortgage loans secured by retail, office and industrial properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis. Certain of the mortgaged real properties may be leased in whole or in part by government-sponsored tenants who have the right to cancel their leases at any time or for lack of appropriations. Additionally, mortgaged real properties may have concentrations of leases expiring at varying rates in varying

                                       62

percentages, including single-tenant mortgaged real properties, during the term of the related mortgage loans and in some cases most or all of the leases on a mortgaged real property may expire prior to the related anticipated repayment date or maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties. Moreover, if a tenant defaults in its obligations to a borrower, the borrower may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the related mortgaged real property.

      The risks described above are increased if there is a concentration of tenants in a particular industry at one or more of the mortgaged real properties. For example, if a particular industry experiences an economic downturn, a concentration among tenants of any mortgaged real property in that industry may lead to losses on the related mortgage loan that are substantially more severe than would be the case if its tenants were in diversified industries. In addition, business objectives for tenants at mortgaged real properties may change over time. A business may downsize, creating a need for less space, or a business may expand or increase its size and/or number of employees, creating a need for more space.

      Additionally, in certain jurisdictions, if tenant leases are subordinated to the liens created by the mortgage but do not contain attornment provisions
(provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure), the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure.
Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, such mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

      Certain of the mortgaged real properties may have tenants that are related to or affiliated with a borrower (for example, loan numbers 4, 99, 235 and 171).
In such cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant. If a mortgaged real property is leased in whole or substantial part to an affiliate of the borrower, it may be more likely that a landlord will waive lease conditions for an affiliated tenant than it would for an unaffiliated tenant. We cannot assure you that the conflicts arising where a borrower is affiliated with a tenant at a mortgaged real property will not adversely impact the value of the related mortgage loan. In some cases the affiliated lessee may be physically occupying space related to its business; in other cases, the affiliated lessee may be a tenant under a master lease with the borrower, under which the tenant is generally obligated to make rent payments but does not occupy any space at the mortgaged real property. These master leases are typically used to bring occupancy to a "stabilized" level but may not provide additional economic support for the mortgage loan. We cannot assure you the space "master leased" by a borrower affiliate will eventually be occupied by third party tenants and consequently, a deterioration in the financial condition of the borrower or its affiliates can be particularly significant to the borrower's ability to perform under the mortgage loan as it can directly interrupt the cash flow from the related mortgaged real property if the borrower's or its affiliate's financial condition worsens.

      If a mortgaged real property has multiple tenants, re-leasing expenditures may be more frequent than in the case of mortgaged real properties with fewer tenants, thereby reducing the cash flow available for debt service payments.
Multi-tenant mortgaged real properties also may experience higher continuing vacancy rates and greater volatility in rental income and expenses.

MORTGAGE LOANS SECURED BY MORTGAGED REAL PROPERTIES SUBJECT TO ASSISTANCE AND
AFFORDABLE HOUSING PROGRAMS ARE SUBJECT TO THE RISK THAT THOSE PROGRAMS MAY
TERMINATE OR BE ALTERED

      Certain of the mortgaged real properties may be secured by mortgage loans that are eligible (or may become eligible in the future) for and have received
(or in the future may receive) low income housing tax credits pursuant to
Section 42 of the Internal Revenue Code in respect of various units within the related mortgaged real property or have a material concentration of tenants that rely on rent subsidies under various government funded programs, including the
Section 8 Tenant Based Assistance Rental Certificate Program of the United
States Department of Housing and Urban Development. With respect to certain of the mortgage loans, the related borrowers may receive subsidies or other assistance from government programs. Generally, in the case of mortgaged real properties that are subject to assistance programs of the kind described above, the subject mortgaged

                                       63

real property must satisfy certain requirements, the borrower must observe certain leasing practices and/or the tenant(s) must regularly meet certain income requirements. No assurance can be given that any government or other assistance programs will be continued in their present form during the terms of the related mortgage loans, that the borrower will continue to comply with the requirements of the programs to enable the borrower to receive the subsidies or assistance in the future, or that the owners of a borrower will continue to receive tax credits or that the level of assistance provided will be sufficient to generate enough revenues for the related borrower to meet its obligations under the related mortgage loans even though the related mortgage loan seller may have underwritten the related mortgage loan on the assumption that any applicable assistance program would remain in place. Loss of any applicable assistance could have an adverse effect on the ability of a borrower whose property is subject to an assistance program to make debt service payments.
Additionally, the restrictions described above relating to the use of the related mortgaged real property could reduce the market value of the related mortgaged real property.

GEOGRAPHIC CONCENTRATION EXPOSES INVESTORS TO GREATER RISKS ASSOCIATED WITH THE
RELEVANT GEOGRAPHIC AREAS

      Mortgaged real properties located in New York, California, Texas, Arizona and Florida will represent approximately 28.6%, 11.1%, 9.0%, 5.5% and 5.4%, respectively, by allocated loan amount, of the initial mortgage pool balance;
mortgaged real properties located in New York, California, Texas, Florida,
Arizona, Maryland and Georgia will represent approximately 14.3%, 13.0%, 10.3%,
7.4%, 6.2%, 5.2% and 5.2%, respectively, of the initial loan group 1 balance;
and mortgaged real properties located in New York, California, Texas and North
Carolina will represent approximately 66.7%, 6.0%, 5.4% and 4.1%, respectively, of the initial loan group 2 balance. The inclusion of a significant concentration of mortgage loans that are secured by mortgage liens on real properties located in a particular state makes the overall performance of the mortgage pool materially more dependent on economic and other conditions or events in that state. See "-- Certain State-Specific Considerations" below and
"Risk Factors--Geographic Concentration Within a Trust Exposes Investors to
Greater Risk of Default and Loss" in the accompanying base prospectus.

CERTAIN STATE-SPECIFIC CONSIDERATIONS

      New York. Eighteen (18) mortgaged real properties representing approximately 28.6%, by allocated loan amount, of the initial mortgage pool balance are located in New York. New York and various other states have imposed statutory prohibitions or limitations that limit the remedies of a mortgagee under a mortgage or a beneficiary under a deed of trust. The mortgage loans are limited recourse loans and are, therefore, generally not recourse to the borrowers but limited to the mortgaged real property. Even though recourse is available pursuant to the terms of the mortgage loan, certain states have adopted statutes which impose prohibitions against or limitations on such recourse. The limitations described below and similar or other restrictions in other jurisdictions where mortgaged real properties are located may restrict the ability of either master servicer or the special servicer, as applicable, to realize on the mortgage loan and may adversely affect the amount and the timing of receipts on the mortgage loan.

      New York law requires a mortgagee to elect either a foreclosure action or a personal action against the borrower, and to exhaust the security under the mortgage, or exhaust its personal remedies against the borrower, before it may bring the other such action. The practical effect of the election requirement is that lenders will usually proceed first against the security rather than bringing personal action against the borrower. Other statutory provisions limit any deficiency judgment against the former borrower following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low bids or the absence of bids at the judicial sale.

      California. Sixty-nine (69) mortgaged real properties representing approximately 11.1%, by allocated loan amount, of the initial mortgage pool balance are located in California. Mortgaged real properties located in
California are generally secured by deeds of trust on the related real estate.
Foreclosure of a deed of trust in California may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust or by judicial foreclosure. Public notice of either a trustee's sale or the judgment of foreclosure is given for a statutory period of time after which the mortgaged real estate may be sold by a trustee, if foreclosed pursuant to a trustee's power of sale, or by court appointed sheriff under a judicial foreclosure. Following a judicial foreclosure sale, the

                                       64

borrower or its successor in interest may, for a period of up to one year, redeem the property. California's "one action rule" requires the lender to exhaust the security afforded under the deed of trust by foreclosure in an attempt to satisfy the full debt before bringing a personal action (if otherwise permitted) against the borrower for recovery of the debt, except in certain cases involving environmentally impaired real property. California case law has held that acts such as an offset of an unpledged account constitute violations of such statutes. Violations of such statutes may result in the loss of some or all of the security under the loan. Other statutory provisions in California limit any deficiency judgment (if otherwise permitted) against the borrower following a foreclosure to the amount by which the indebtedness exceeds the fair value at the time of the public sale and in no event greater than the difference between the foreclosure sale price and the amount of the indebtedness. Further, under California law, once a property has been sold pursuant to a power-of-sale clause contained in a deed of trust, the lender is precluded from seeking a deficiency judgment from the borrower or, under certain circumstances, guarantors. California statutory provisions regarding assignments of rents and leases require that a lender whose loan is secured by such an assignment must exercise a remedy with respect to rents as authorized by statute in order to establish its right to receive the rents after an event of default. Among the remedies authorized by statute is the lender's right to have a receiver appointed under certain circumstances.

THE MORTGAGE POOL WILL INCLUDE MATERIAL CONCENTRATIONS OF BALLOON LOANS AND
LOANS WITH ANTICIPATED REPAYMENT DATES

      Two hundred ninety-one (291) of the mortgage loans, representing approximately 95.5% of the initial mortgage pool balance (two hundred forty-four
(244) mortgage loans in loan group 1, representing approximately 94.6% of the initial loan group 1 balance, and forty-seven (47) mortgage loans in loan group
2, representing approximately 98.1% of the initial loan group 2 balance), are balloon loans that will each have a substantial remaining principal balance at their stated maturity dates. In addition, twelve (12) mortgage loans, representing approximately 3.6% of the initial mortgage pool balance and approximately 4.9% of the initial loan group 1 balance, provide material incentives for the related borrower to repay the mortgage loan by an anticipated repayment date prior to maturity. The ability of a borrower to make the required balloon payment on a balloon loan at maturity, and the ability of a borrower to repay a mortgage loan on or before any related anticipated repayment date, in each case depends upon its ability either to refinance the mortgage loan or to sell the mortgaged real property. The ability of a borrower to effect a refinancing or sale will be affected by a number of factors, including--

      o     the value of the related mortgaged real property;

      o     the level of available mortgage interest rates at the time of sale or refinancing;

      o     the borrower's equity in the mortgaged real property;

      o     the financial condition and operating history of the borrower and the mortgaged real property,

      o     tax laws;

      o     prevailing general and regional economic conditions;

      o     the fair market value of the related mortgaged real property;

      o     reductions in applicable government assistance/rent subsidy programs; and

      o     the availability of credit for loans secured by multifamily or commercial properties, as the case may be.

      Although a mortgage loan may provide the related borrower with incentives to repay the mortgage loan by an anticipated repayment date prior to maturity, the failure of that borrower to do so will not be a default under that mortgage loan. See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans" in this prospectus supplement and "Risk Factors--The Investment
Performance of Your Offered Certificates Will Depend Upon Payments, Defaults and
Losses on the Underlying Mortgage Loans; and Those Payments, Defaults and Losses
May Be Highly Unpredictable" in the accompanying base prospectus.

                                       65

THE MORTGAGE POOL WILL INCLUDE SOME DISPROPORTIONATELY LARGE MORTGAGE LOANS AND
GROUPS OF CROSS-COLLATERALIZED MORTGAGE LOANS

      The inclusion in the mortgage pool of one or more loans that have outstanding principal balances that are substantially larger than the other mortgage loans can result in losses that are more severe, relative to the size of the mortgage pool, than would be the case if the total balance of the mortgage pool were distributed more evenly. In this regard:

      o     The largest mortgage loan or group of cross-collateralized mortgage loans to be included in the assets of the issuing entity represents approximately 18.1% of the initial mortgage pool balance. The largest mortgage loan or group of cross-collateralized mortgage loans in loan group 1 represents approximately 5.3% of the initial loan group 1 balance, and the largest mortgage loan in loan group 2 represents approximately 66.4% of the initial loan group 2 balance.

      o     The five (5) largest mortgage loans and groups of
            cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 28.5% of the initial mortgage pool balance. The five (5) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 16.4% of the initial loan group 1 balance, and the five (5) largest mortgage loans and groups of
            cross-collateralized mortgage loans in loan group 2 represent approximately 76.5% of the initial loan group 2 balance.

      o     The ten (10) largest mortgage loans and groups of
            cross-collateralized mortgage loans to be included in the assets of the issuing entity represent approximately 35.4% of the initial mortgage pool balance. The ten (10) largest mortgage loans and groups of cross-collateralized mortgage loans in loan group 1 represent approximately 25.3% of the initial loan group 1 balance, and the ten (10) largest mortgage loans and groups of
            cross-collateralized mortgage loans in loan group 2 represent approximately 83.4% of the initial loan group 2 balance.

      See "Description of the Mortgage Pool--General," "--Cross-Collateralized
and Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage
Loans with Affiliated Borrowers" and "--Significant Mortgage Loans" in this prospectus supplement and "Risk Factors--Loan Concentration Within a Trust
Exposes Investors to Greater Risk of Default and Loss" in the accompanying base prospectus.

TWO OF THE MORTGAGE LOANS THAT WE INTEND TO INCLUDE IN THE ISSUING ENTITY ARE
BEING SERVICED AND ADMINISTERED PURSUANT TO THE SERVICING ARRANGEMENTS FOR
DIFFERENT SECURITIZATIONS; THEREFORE, THE SERIES 2007-5 CERTIFICATEHOLDERS WILL
HAVE LIMITED ABILITY TO CONTROL THE SERVICING OF THOSE MORTGAGE LOANS

      The mortgage loans identified on Annex A-1 to this prospectus supplement as Peter Cooper Village and Stuyvesant Town and FRIS Chicken are each secured on a pari passu basis with one or more other mortgage loans pursuant to a single mortgage instrument encumbering the Peter Cooper Village and Stuyvesant Town mortgaged real property or FRIS Chicken mortgaged real property, as the case may
be. In addition, the FRIS Chicken mortgage loan is also secured by a related
B-note. These other mortgage loans will not be included in the assets of ML-CFC
Commercial Mortgage Trust 2007-5. One of the other pari passu mortgage loans secured by the Peter Cooper Village and Stuyvesant Town mortgaged real property will be separately securitized in the Wachovia Bank Commercial Mortgage Trust,
Commercial Mortgage Pass-Through Certificates, Series 2007-C30 commercial mortgage securitization, and the other pari passu mortgage loan secured by the
FRIS Chicken mortgaged real property has been separately securitized in the
Morgan Stanley Capital I Inc, Commercial Mortgage Pass-Through Certificates,
Series 2005-HQ6 commercial mortgage securitization. Intercreditor agreements govern the relationship between the holders of the two Peter Cooper Village and
Stuyvesant Town mortgage loans and the holders of the three FRIS Chicken mortgage loans and generally provide that all of those mortgage loans, in the case of the Peter Cooper Village and Stuyvesant Town mortgage loans, will be serviced and administered pursuant to the Wachovia 2007-C30 pooling and servicing agreement (the governing document for the Wachovia 2007-C30 securitization), and in the case of the FRIS Chicken mortgage loans, will be serviced and administered pursuant to the MSCI 2005-HQ6 pooling and servicing agreement (the governing document for the MSCI 2005-HQ6 securitization) upon the closing of each commercial mortgage securitization. Neither the series 2007-5 certificateholders nor the trustee on their behalf will have any right, title or interest in or to, or any other claim to any asset of the Wachovia 2007-C30

                                       66

securitization or MSCI 2005-HQ6 securitization issuing entity, including as security for or in satisfaction of any claim it might have arising from the performance or failure of performance by any party under the Wachovia 2007-C30 pooling and servicing agreement or the MSCI 2005-HQ6 pooling and servicing agreement, except as related to the ML-CFC Commercial Mortgage Trust 2007-5 rights to receive payments of principal and interest on the Peter Cooper Village and Stuyvesant Town mortgage loan or FRIS Chicken mortgage loan, as the case may be, included in the ML-CFC Commercial Mortgage Trust 2007-5 and certain rights to payments of servicing fees and to reimbursement for advances and rights to servicing reports. However, the ML-CFC Commercial Mortgage Trust 2007-5, as the
holder of the Peter Cooper Village and Stuyvesant Town mortgage loan, will be a third party beneficiary of the Wachovia 2007-C30 pooling and servicing agreement, and, as the holder of the FRIS Chicken mortgage loan, will be a third party beneficiary of the MSCI 2005-HQ6 pooling and servicing agreement.
Furthermore, the master servicer, the special servicer and trustee under the series 2007-5 pooling and servicing agreement may not independently exercise remedies following a default with respect to the Peter Cooper Village and
Stuyvesant Town mortgage loan or FRIS Chicken mortgage loan. The series 2007-5 controlling class representative will be entitled to consult with the master servicer and special servicer under the Wachovia 2007-C30 pooling and servicing agreement and MSCI 2005-HQ6 pooling and servicing agreement regarding servicing actions proposed to be taken in respect of the Peter Cooper Village and
Stuyvesant Town loan combination or FRIS Chicken loan combination, as the case may be. The master servicer and special servicer under the Wachovia 2007-C30 pooling and serving agreement are required to service the Peter Cooper Village and Stuyvesant Town loan group in accordance with the servicing standard set forth in the Wachovia 2007-C30 pooling and servicing agreement on behalf of the
Wachovia 2007-C30 securitization certificateholders, the series 2007-5 certificateholders and the holders of the other portions of the Peter Cooper
Village and Stuyvesant Town loan combination, as a collective whole. The master servicer and special servicer under the MSCI 2005-HQ6 pooling and serving agreement are required to service the FRIS Chicken loan combination in accordance with the servicing standard set forth in the MSCI 2005-HQ6 pooling and servicing agreement on behalf of the MSCI 2005-HQ6 certificateholders, the series 2007-5 certificateholders and the holders of the other portions of the
FRIS Chicken loan combination, as a collective whole.

THE EXERCISE OF CERTAIN RIGHTS AND POWERS BY THE HOLDER OF A PARI PASSU
COMPANION LOAN THAT IS PART OF A LOAN COMBINATION WITH A MORTGAGE LOAN INCLUDED
IN THE MORTGAGE POOL MAY CONFLICT WITH YOUR INTERESTS

      Three (3) mortgage loans (loan numbers 1, 18 and 40), which are secured by the mortgaged real properties identified on Annex A-1 to this prospectus supplement as Peter Cooper Village and Stuyvesant Town, Fort Henry Mall and FRIS
Chicken, respectively, representing approximately 19.6% of the initial mortgage pool balance in the aggregate (in the case of Peter Cooper Village and
Stuyvesant Town, approximately 66.4% of the initial loan group 2 balance, in the case of Fort Henry Mall, approximately 1.2% of the initial loan group 1 balance and, in the case of FRIS Chicken, approximately 0.8% of the initial loan group 1 balance), are each part of a group of loans (or, with respect to the Fort Henry
Mall Loan Combination, will be part of a group of loans upon any future advance), that we refer to as a loan combination that are made to the same borrower and secured by a single mortgage instrument on the same mortgaged real property. In the case of Peter Cooper Village and Stuyvesant Town and FRIS
Chicken, the other loans in the loan combination and, in the case of Fort Henry
Mall, the other loan in the loan combination (upon funding), will not be included as assets of the issuing entity.

      With respect to the Peter Cooper Village and Stuyvesant Town loan combination, as described under "Description of the Mortgage Pool--The Loan
Combinations" in this prospectus supplement, the controlling class representative of the Wachovia 2007-C30 securitization will have the right, in lieu of the controlling class representative of the 2007-5 securitization, to direct and advise the master servicer and the special servicer under the
Wachovia 2007-C30 pooling and servicing agreement on various servicing matters with respect to the mortgage loans in the related loan combination and the related mortgaged real property.

      With respect to the FRIS Chicken loan combination, as described under
"Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement, the holder of the related B-Note will have the right, in lieu of the controlling class representative of the 2007-5 securitization, to direct and advise the master servicer and the special servicer under the MSCI 2005-HQ6 pooling and servicing agreement on various servicing matters with respect to the mortgage loans in the related loan combination and the related mortgaged real property.

                                       67

      In connection with exercising any of the foregoing rights, the holder of a
A-note non-trust loan or B-note non-trust loan may have interests that conflict with your interests.

      See "Description of the Mortgage Pool-- The Loan Combinations" in this prospectus supplement.

THE EXERCISE OF CERTAIN RIGHTS AND POWERS BY THE HOLDER OF A SUBORDINATE
COMPANION LOAN THAT IS PART OF A LOAN COMBINATION WITH A MORTGAGE LOAN INCLUDED
IN THE MORTGAGE POOL MAY CONFLICT WITH YOUR INTERESTS

      Five (5) mortgage loans (loan numbers 40, 81, 82, 93 and 101), which are secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as FRIS Chicken, Detroit Riverview Medical Complex, St.
Luke's Cornwall Medical Complex, 10000 Business Blvd. and 4010 Airpark Drive,
respectively (representing approximately 1.3% of the initial mortgage pool balance and approximately 1.8% of the initial loan group 1 balance), are each a part of a group of loans, that we refer to as a loan combination, made to the same borrower and that are secured by a single mortgage instrument on the same mortgaged real property. The other loans in these loan combinations will not be included as assets of the issuing entity.

      As described under "Description of the Mortgage Pool--The Loan
Combinations" in this prospectus supplement, the holders of the loans making up the FRIS Chicken loan combination have entered into an intercreditor arrangement, which include provisions to the following effect--

      o     the holder of the related B-note non-trust loan (in each case, for so long as the related B-Note non-trust loan has an outstanding principal balance, as deemed reduced by any appraisal reduction amount with respect to the related loan combination allocable thereto, that is generally equal to or greater than 25%, as applicable depending on the related loan combination involved, of its original or outstanding principal balance, without taking into account any appraisal reduction amount or a designee thereof) will have the right, in lieu of the controlling class representative, to direct and advise the applicable master servicer and the special servicer on various servicing matters with respect to the mortgage loans in the related loan combinations to which they relate and the related mortgaged real properties;

      o     if certain specified uncured events of default have occurred and are continuing with respect to the related mortgage loan that will be included in the assets of the issuing entity, the holder of the related B-note non-trust loan has the right, within 45 days of receiving written notice of such default, to purchase the related mortgage loan that will be included in the assets of the issuing entity at the purchase price set forth in the related intercreditor agreement; and

      o     the holder of the related B-note non-trust loan has cure rights with respect to the related mortgage loan that will be included in the assets of the issuing entity.

      In connection with exercising any of the foregoing rights, the holder of
FRIS Chicken B-note non-trust loan may have interests that conflict with your interests.

      The holders of the Detroit Riverview Medical Complex B-note non-trust loan, the St. Luke's Cornwall Medical Complex B-note non-trust loan, the 10000
Business Blvd. B-note non-trust loan and the 4010 Airpark Drive B-note non-trust loan, will not have any voting, consent or other rights with respect to the servicing of such loan combinations.

      See "Description of the Mortgage Pool-- The Loan Combinations" in this prospectus supplement.

ONE OF THE PARI PASSU LOANS THAT IS PART OF A LOAN COMBINATION INCLUDES A FUTURE
ADVANCE OBLIGATION THAT WILL NOT BE AN OBLIGATION OF THE TRUST

      One (1) mortgage loan (loan number 18), which is secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as Fort
Henry Mall, (representing approximately 0.9% of the initial mortgage pool balance and approximately 1.2% of the initial loan group 1 balance), includes an obligation held by Merrill Lynch Mortgage Lending, Inc. (which may be sold or transferred at any time) to make three or fewer future advances on or before
January 8, 2009, up to the aggregate amount of $5,100,000, upon certain conditions set forth

                                       68

in the loan documents. Upon each future funding, the borrower will issue the holder of the future funding obligation a promissory note that will be pari passu in right of payment to the mortgage loan that will be deposited into the trust. After a future funding, the mortgage loan will be one of a group of loans that we refer to as a loan combination, made to the same borrower and that are secured by a single mortgage instrument on the same mortgaged real property. The right to repayment of such future advance, with interest, will be retained by the holder of the future funding obligation and will not be transferred to the trust. Although such holder of the non-trust loan has agreed for the benefit of the trust that it will satisfy its future advance obligations and the related borrower has acknowledged in writing that it will not have any right of offset or other claim against the trust in connection with the future advance, nevertheless if the holder of the non-trust loan fails to make such advance, the related borrower may default under its obligations under the related loan combination, which will impact the related trust mortgage loan. The holder of the non-trust loan will also have the right to determine in its sole discretion whether the conditions to future advances have been satisfied and may have the right to waive the failure of the related borrower to satisfy certain of those conditions, subject to specified materiality conditions and/or the consent of the applicable master servicer. The failure of the holder of the non-trust loan to make any future advance could effectively prevent the related borrower from making improvements to or entering into leases for the related mortgaged real property that are necessary to achieve the stabilized cash flow required for such loan combination to achieve stabilization and therefore to refinance the loan combination upon maturity.

      See "Description of the Mortgage Pool-- The Loan Combinations" in this prospectus supplement.

THE MORTGAGE POOL WILL INCLUDE LEASEHOLD MORTGAGE LOANS AND LENDING ON A
LEASEHOLD INTEREST IN REAL PROPERTY IS RISKIER THAN LENDING ON THE FEE INTEREST
IN THAT PROPERTY

      In the case of twenty-seven (27) mortgaged real properties representing approximately 15.2% of the initial mortgage pool balance and approximately 20.7%
of the initial loan group 1 balance, and approximately 0.5% of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold interest, but not on the corresponding fee interest, in all or a material portion of the related mortgaged real property, which leasehold interest is subject to a ground lease. Because of possible termination of the related ground lease, lending on a leasehold interest in a real property is riskier than lending on an actual fee interest in that property notwithstanding the fact that a lender, such as the trustee on behalf of the issuing entity, generally will have the right to cure defaults under the related ground lease.
In addition, the terms of certain ground leases may require that insurance proceeds or condemnation awards be applied to restore the property or be paid, in whole or in part, to the ground lessor rather than be applied against the outstanding principal balance of the related mortgage loan. Finally, there can be no assurance that any of the ground leases securing a mortgage loan contain all of the provisions, including a lender's right to obtain a new lease if the current ground lease is rejected in bankruptcy that a lender may consider necessary or desirable to protect its interest as a lender with respect to a leasehold mortgage loan. See "Description of the Mortgage Pool--Additional Loan and Property Information--Ground Leases" in this prospectus supplement. See also
"Risk Factors--Lending on Ground Leases Creates Risks for Lenders that Are Not
Present When Lending on an Actual Ownership Interest in a Real Property" and
"Legal Aspects of Mortgage Loans--Foreclosure--Leasehold Considerations" in the
accompanying base prospectus.

SOME OF THE MORTGAGED REAL PROPERTIES ARE LEGAL NONCONFORMING USES OR LEGAL
NONCONFORMING STRUCTURES

      Some of the mortgaged real properties are secured by a mortgage lien on a real property that is a legal nonconforming use or a legal nonconforming structure. This may impair the ability of the borrower to restore the improvements on a mortgaged real property to its current form or use following a major casualty.

      Certain of the mortgaged real properties that do not conform to current zoning laws may not be legal non-conforming uses or legal non-conforming structures. The failure of a mortgaged real property to comply with zoning laws or to be a legal non-conforming use or legal non-conforming structure may adversely affect market value of the mortgaged real property or the borrower's ability to continue to use it in the manner it is currently being used or may necessitate material additional expenditures to remedy non-conformities.

      In addition, certain of the mortgaged real properties may be subject to certain use restrictions imposed pursuant to reciprocal easement agreements, operating agreements or historical landmark designations. Use restrictions could include, for example, limitations on the character of the improvements or the properties,

                                       69

limitations affecting noise and parking requirements, among other things, and limitations on the borrowers' rights to operate certain types of facilities within a prescribed radius. These limitations could adversely affect the ability of the related borrower to lease the mortgaged real property on favorable terms, thereby adversely affecting the borrower's ability to fulfill its obligations under the related mortgage loan. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Zoning and Building Code
Compliance" in this prospectus supplement and "Risk Factors--Changes in Zoning
Laws May Adversely Affect the Use or Value of a Real Property" in the
accompanying base prospectus.

A BORROWER'S OTHER LOANS MAY REDUCE THE CASH FLOW AVAILABLE TO THE MORTGAGED
REAL PROPERTY WHICH MAY ADVERSELY AFFECT PAYMENT ON YOUR CERTIFICATES; MEZZANINE
FINANCING REDUCES A PRINCIPAL'S EQUITY IN, AND THEREFORE ITS INCENTIVE TO
SUPPORT, A MORTGAGED REAL PROPERTY

      Seven (7) mortgage loans, which represent approximately 20.3% of the initial mortgage pool balance, approximately 3.1% of the initial loan group 1 balance and approximately 66.4% of the initial loan group 2 balance, are each, individually or together with one or more other loans that will not be included in the assets of the issuing entity, senior loans in multiple loan structures that we refer to as loan combinations. The other loans will not be included in the trust but are secured in each case by the same mortgage instrument on the same mortgaged real property that secures the related trust mortgage loan. See
"Description of the Mortgage Pool--The Loan Combinations" and "Description of
the Mortgage Pool--Additional Loan and Property Information--Additional and
Other Financing" in this prospectus supplement.

      In the case of six (6) mortgage loans (loan number 1, 18, 109, 199, 257 and 259) representing approximately 19.4% of the initial mortgage pool balance
(four (4) mortgage loans in loan group 1, representing approximately 1.8% of the initial loan group 1 balance, and two (2) mortgage loans in loan group 2, representing approximately 66.5% of the initial loan group 2 balance), the related borrower has incurred or is permitted to incur in the future additional debt that is secured by the related mortgaged real property as identified under
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement.

      Except as indicated above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by their mortgaged real properties without the lender's consent.

      In the case of thirty-four (34) of the mortgage loans, representing approximately 31.8% of the initial mortgage pool balance (thirty-one (31)
mortgage loans in loan group 1, representing approximately 17.9% of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 68.9% of the initial loan group 2 balance), as identified under
"Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement, direct and indirect equity owners of the related borrower have pledged, or are permitted in the future to pledge, their respective equity interests to secure financing generally referred to as mezzanine debt. Holders of mezzanine debt may have the right to purchase the related borrower's mortgage loan from the issuing entity if certain defaults on the mortgage loan occur and, in some cases, may have the right to cure certain defaults occurring on the related mortgage loan.

      Under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not generally prohibited from incurring additional debt. Such additional debt may be secured by other property owned by those borrowers. Also, certain of these borrowers may have already incurred additional debt. In addition, the owners of such borrowers generally are not prohibited from incurring mezzanine debt secured by pledges of their equity interests in those borrowers.

      The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including, but not limited to, trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the operation of the mortgaged real property.

      We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third party holds debt secured by a pledge of an equity interest in a related borrower.

                                       70

      Debt that is incurred by an equity owner of a borrower and is the subject of a guaranty of such borrower or is secured by a pledge of the equity ownership interests in such borrower effectively reduces the equity owners' economic stake in the related mortgaged real property. While the mezzanine lender has no security interest in or rights to the related mortgaged real property, a default under the mezzanine loan could cause a change in control of the related borrower. The existence of such debt may reduce cash flow on the related borrower's mortgaged real property after the payment of debt service and may increase the likelihood that the owner of a borrower will permit the value or income producing potential of a mortgaged real property to suffer by not making capital infusions to support the mortgaged real property.

      When a mortgage loan borrower, or its constituent members, also has one or more other outstanding loans, even if the loans are subordinated or are mezzanine loans not directly secured by the mortgaged real property, the issuing entity is subjected to additional risks. For example, the borrower may have difficulty servicing and repaying multiple loans. Also, the existence of another loan generally will make it more difficult for the borrower to obtain refinancing of the mortgage loan or sell the related mortgaged real property and may thus jeopardize the borrower's ability to make any balloon payment due under the mortgage loan at maturity or to repay the mortgage loan on its anticipated repayment date. Moreover, the need to service additional debt may reduce the cash flow available to the borrower to operate and maintain the mortgaged real property. If the mortgaged real property depreciates for whatever reason, the related borrower's equity is more likely to be wiped out, thereby eliminating the related borrower's incentive to continue making payments on its mortgage loan.

      Additionally, if the borrower, or its constituent members, are obligated to another lender, actions taken by other lenders or the borrower could impair the security available to the issuing entity. If a junior lender files an involuntary bankruptcy petition against the borrower, or the borrower files a voluntary bankruptcy petition to stay enforcement by a junior lender, the issuing entity's ability to foreclose on the mortgaged real property will be automatically stayed, and principal and interest payments might not be made during the course of the bankruptcy case. The bankruptcy of a junior lender also may operate to stay foreclosure by the issuing entity. Further, if another loan secured by the mortgaged real property is in default, the other lender may foreclose on the mortgaged real property, absent an agreement to the contrary, thereby causing a delay in payments and/or an involuntary repayment of the mortgage loan prior to maturity. The issuing entity may also be subject to the costs and administrative burdens of involvement in foreclosure proceedings or related litigation.

      In addition, in the case of those mortgage loans which require or allow letters of credit to be posted by the related borrower as additional security for the mortgage loan, in lieu of reserves or otherwise, the related borrower may be obligated to pay fees and expenses associated with the letter of credit and/or to reimburse the letter of credit issuer or others in the event of a draw upon the letter of credit by the lender.

      See "Description of the Mortgage Pool--Additional Loan and Property
Information--Additional and Other Financing" in this prospectus supplement for a discussion of additional debt with respect to the mortgaged real properties and the borrowers. See also "Risk Factors--Additional Secured Debt Increases the
Likelihood That a Borrower Will Default on a Mortgage Loan Underlying Your
Offered Certificates" in the accompanying base prospectus.

COMPLIANCE WITH APPLICABLE LAWS AND REGULATIONS MAY RESULT IN LOSSES

      A borrower may be required to incur costs to comply with various existing and future federal, state or local laws and regulations applicable to the related mortgaged real property securing a mortgage loan. Examples of these laws and regulations include zoning laws and the Americans with Disabilities Act of
1990, which requires all public accommodations to meet certain federal requirements related to access and use by disabled persons. For example, not all of the mortgaged real properties securing the mortgage loans comply with the
Americans with Disabilities Act of 1990. See "Risk Factors--Compliance with the
Americans with Disabilities Act of 1990 May Be Expensive" and "Legal Aspects of
Mortgage Loans--Americans with Disabilities Act" in the accompanying base prospectus. The expenditure of such costs or the imposition of injunctive relief, penalties or fines in connection with the borrower's noncompliance could negatively impact the borrower's cash flow and, consequently, its ability to pay its mortgage loan.

      In addition, under the Federal Fair Housing Act, analogous statutes in some states and regulations and guidelines issued pursuant to those laws, any and all otherwise-available units in a multifamily apartment building

                                       71

must be made available to any disabled person who meets the financial criteria generally applied by the landlord, including implementing alterations and accommodations in certain circumstances. The costs of this compliance may be high and the penalties for noncompliance may be severe. Thus, these fair housing statutes, regulations and guidelines present a risk of increased operating costs to the borrowers under the mortgage loans secured by multifamily apartment buildings, which may reduce (perhaps significantly) amounts available for payment on the related mortgage loan.

MULTIPLE MORTGAGED REAL PROPERTIES ARE OWNED BY THE SAME BORROWER OR AFFILIATED
BORROWERS OR ARE OCCUPIED, IN WHOLE OR IN PART, BY THE SAME TENANT OR AFFILIATED
TENANTS

      Thirty (30) separate groups of mortgage loans, representing approximately
16.0% of the initial mortgage pool balance, are loans made to borrowers that, in the case of each of those groups, are the same or under common control.
Mortgaged real properties owned by affiliated borrowers are likely to:

      o     have common management, increasing the risk that financial or other difficulties experienced by the property manager could have a greater impact on the pool of mortgage loans; and

      o     have common general partners or managing members, which could increase the risk that a financial failure or bankruptcy filing would have a greater impact on the pool of mortgage loans.

      See "Description of the Mortgage Pool--Cross-Collateralized and
Cross-Defaulted Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans
with Affiliated Borrowers" in this prospectus supplement.

      In addition, there may be tenants which lease space at more than one mortgaged real property securing mortgage loans. There may also be tenants that are related to or affiliated with a borrower. See Annex A-1 to this prospectus supplement for a list of the three most significant tenants at each of the mortgaged real properties used for retail, office and industrial purposes.

      The bankruptcy or insolvency of, or other financial problems with respect to, any borrower or tenant that is, directly or through affiliation, associated with two or more of the mortgaged real properties could have an adverse effect on all of those properties and on the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.
See "Risk Factors--Repayment of a Commercial or Multifamily Mortgage Loan
Depends upon the Performance and Value of the Underlying Real Property, Which
May Decline Over Time, and the Related Borrower's Ability to Refinance the
Property, of Which There Is No Assurance," "--Borrower Concentration Within a
Trust Exposes Investors to Greater Risk of Default and Loss" and "--Borrower
Bankruptcy Proceedings Can Delay and Impair Recovery on a Mortgage Loan
Underlying Your Offered Certificates" in the accompanying base prospectus.

THE MORTGAGE LOANS HAVE NOT BEEN REUNDERWRITTEN BY US

      We have not reunderwritten the mortgage loans. Instead, we have relied on the representations and warranties made by the mortgage loan sellers, and the mortgage loan sellers' respective obligations to repurchase, cure or substitute a mortgage loan in the event that a representation or warranty was not true when made and such breach materially and adversely affects the value of the mortgage loan or the interests of the certificateholders. These representations and warranties do not cover all of the matters that we would review in underwriting a mortgage loan and you should not view them as a substitute for reunderwriting the mortgage loans. If we had reunderwritten the mortgage loans, it is possible that the reunderwriting process may have revealed problems with a mortgage loan not covered by representations or warranties given by the mortgage loan sellers.
In addition, we cannot assure you that the mortgage loan sellers will be able to repurchase or substitute a mortgage loan if a representation or warranty has been breached. See "Description of the Mortgage Pool--Representations and
Warranties" and "--Repurchases and Substitutions" in this prospectus supplement.

ASSUMPTIONS MADE IN DETERMINING UNDERWRITTEN NET CASH FLOW MAY PROVE TO BE
INAPPROPRIATE

      As described under "Glossary" in this prospectus supplement, underwritten net cash flow means cash flow as adjusted based on a number of assumptions used by the mortgage loan sellers. No representation is made that the underwritten net cash flow set forth in this prospectus supplement as of the cut-off date or any other date is

                                       72

predictive of future net cash flows. In certain cases, co-tenancy provisions were assumed to be satisfied and vacant space was assumed to be occupied and space that was due to expire was assumed to have been re-let, in each case at market rates that may have exceeded current rent. Each originator of commercial mortgage loans has its own underwriting criteria and no assurance can be given that adjustments or calculations made by one originator would be made by other lenders. Each investor should review the assumptions discussed in this prospectus supplement and make its own determination of the appropriate assumptions to be used in determining underwritten net cash flow.

      In addition, net cash flow reflects calculations and assumptions used by the mortgage loan sellers and should not be used as a substitute for, and may vary (perhaps substantially) from, cash flow as determined in accordance with
GAAP as a measure of the results of a mortgaged real property's operation or for cash flow from operating activities determined in accordance with GAAP as a measure of liquidity.

      The debt service coverage ratios set forth in this prospectus supplement for the mortgage loans and the mortgaged properties vary, and may vary substantially, from the debt service coverage ratios for the mortgage loans and the mortgaged properties as calculated pursuant to the definition of such ratios as set forth in the related mortgage loan documents. See "Glossary" for a discussion of the assumptions used in determining net cash flow. The underwriters express no opinion as to the accuracy of the determination of, or the appropriateness or reasonableness of the assumptions used in determining, net cash flow.

      In the case of one (1) mortgage loan (loan number 1), which is secured by the mortgaged real property identified on Annex A-1 as Peter Cooper Village and
Stuyvesant Town, representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance, the debt service coverage ratio set forth in this prospectus supplement was calculated using the underwritten cash flow for 2011 derived based on an assumed annual rate of conversion of units from rent-stabilized units to deregulated units.
There can be no assurance that conversion of units from rent-stabilized unit to deregulated units will occur at the mortgaged real property at the assumed rate.
Conversion of units from rent-stabilized units to deregulated units at a rate lower than the assumed rate would have a negative impact on the debt service coverage ratio. Moreover, certain tenants at the mortgaged real property have brought legal actions against the borrower, among others, seeking, among other things, a declaration that certain deregulated units at the mortgaged real property remain subject to rent-stabilization. See "Risk Factors-Litigation or
Other Legal Proceedings May Have Adverse Effects on Borrowers." The debt service coverage ratio for the mortgaged real property calculated based on the net operating income for year 2006 is 0.57x. A general reserve of $590,000,000 was established at origination of the mortgage loan, $400,000,000 of which can be used for debt service on the mortgage loan and the related mezzanine loans. See
"Description of the Ten Largest Mortgage Loans or Groups of Cross-Collateralized
Mortgage Loans-Peter Cooper Village and Stuyvesant Town" attached hereto as
Annex C.

SOME MORTGAGED REAL PROPERTIES MAY NOT BE READILY CONVERTIBLE TO ALTERNATIVE
USES

      Some of the mortgaged real properties securing the mortgage loans may not be readily convertible to alternative uses if those properties were to become unprofitable for any reason. For example, any vacant theater space would not easily be converted to other uses due to the unique construction requirements of theaters. Converting commercial properties to alternate uses generally requires substantial capital expenditures. The liquidation value of any such mortgaged real property consequently may be substantially less than would be the case if the property were readily adaptable to other uses. See "--Industrial Facilities are Subject to Unique Risks Which May Reduce Payments on Your Certificates,"
"--Self Storage Facilities are Subject to Unique Risks Which May Reduce Payments
on Your Certificates" and "--Manufactured Housing Community Properties, Mobile
Home Parks and Recreational Vehicle Parks are Subject to Unique Risks Which May
Reduce Payments on Your Certificates" above.

LENDING ON INCOME-PRODUCING REAL PROPERTIES ENTAILS ENVIRONMENTAL RISKS

      The issuing entity could become liable for a material adverse environmental condition at one of the mortgaged real properties securing the mortgage loans. Any potential environmental liability could reduce or delay payments on the offered certificates.

      If an adverse environmental condition exists with respect to a mortgaged real property securing a mortgage loan, the issuing entity will be subject to certain risks including the following:

                                       73

      o     a reduction in the value of such mortgaged real property which may make it impractical or imprudent to foreclose against such mortgaged real property;

      o     the potential that the related borrower may default on the related mortgage loan due to such borrower's inability to pay high remediation costs or difficulty in bringing its operations into compliance with environmental laws;

      o     liability for clean-up costs or other remedial actions, which could exceed the value of such mortgaged real property or the unpaid balance of the related mortgage loan; and

      o     the inability to sell the related mortgage loan in the secondary market or to lease such mortgaged real property to potential tenants.

      A third-party consultant conducted an environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to all of the mortgaged real properties for the mortgage loans. Generally, if any assessment or update revealed a material adverse environmental condition or circumstance at any mortgaged real property and the consultant recommended action, then, depending on the nature of the condition or circumstance, one of the actions identified in this prospectus supplement under "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments" was taken. See "Description of the
Mortgage Pool--Assessments of Property Condition--Environmental Assessments" for
further information regarding these environmental site assessments and the resulting environmental reports, including information regarding the periods during which these environmental reports were prepared.

      In the case of one (1) mortgage loan (loan number 1), which is secured by the mortgaged real property identified on Annex A-1 as Peter Cooper Village and
Stuyvesant Town, representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance, the Phase I environmental assessment conducted with respect to the mortgaged real property noted that Consolidated Edison of New York, Inc. ("Con Edison") had owned and operated Manufactured Gas Plant ("MGP") facilities (primarily gas holder stations) at the mortgaged real property from 1853 through 1944 and that investigations conducted by Con Edison from 2003 through 2006, pursuant to a
Voluntary Cleanup Agreement ("Voluntary Cleanup Agreement") it entered into in
2002 with the New York State Department of Environmental Conservation ("NYSDEC")
and the previous property owner, found soil and groundwater contamination at certain of the previous MGP sites marked by concentrations of some volatile organic compounds and semi-volatile organic compounds, arsenic, lead and cyanide above the acceptable levels set by NYSDEC. Some studies also reveal possible impact on air quality at the mortgaged real property. Con Edison is the responsible party identified by the Environmental Protection Agency and NYSDEC with respect to such contamination, and under the Voluntary Cleanup Agreement,
Con Edison has agreed to fund the investigation and, if necessary, the remediation of MGP-related environmental impacts at the former gas holder locations at the mortgaged real property. A remedial action plan is expected in mid to late 2007. The related borrower, nonetheless, has procured Environmental
Impairment Liability insurance in an amount of not less than $50 million with the lender named as insureds under the policy. The insurer under the policy is
Indian Harbor Insurance Co. (rated "A+" by S&P and "A+/XV" by A.M. Best).

      In addition, the Phase I assessment noted that a previous Phase I assessment had identified the presence of chlorinated solvents above NYSDEC standards in the groundwater near the location of a dry cleaning facility at the mortgaged real property. According to the Phase I assessment, however, any proposed groundwater remediation systems installed at the mortgaged real property to address the contamination from the prior site usage by Con Edison would also likely capture groundwater contamination from the dry cleaning facility, and thus no other specific action would be required.

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold and/or radon. Where these substances were present, the environmental consultant generally recommended, and the related loan documents generally require, the establishment of an operation and maintenance plan to address the issue or, in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program.

      We cannot assure you that the environmental assessments identified all environmental conditions and risks, that the related borrowers will implement all recommended operations and maintenance plans, that such plans will

                                       74

adequately remediate the environmental condition, or that any environmental indemnity, insurance or escrow will fully cover all potential environmental issues. In addition, the environmental condition of the mortgaged real properties could be adversely affected by tenants or by the condition of land or operations in the vicinity of the properties, such as underground storage tanks.

      See "Description of the Mortgage Pool--Assessments of Property
Condition--Environmental Assessments." Also see "Risk Factors--Environmental
Liabilities Will Adversely Affect the Value and Operation of the Contaminated
Property and May Deter a Lender from Foreclosing" and "Legal Aspects of Mortgage
Loans--Environmental Considerations" in the accompanying base prospectus.

LENDING ON INCOME-PRODUCING PROPERTIES ENTAILS RISKS RELATED TO PROPERTY
CONDITION

      Licensed engineers inspected all of the mortgaged real properties that secure the mortgage loans, in connection with the originating of such mortgage loans to assess--

      o     the structure, exterior walls, roofing, interior construction, mechanical and electrical systems; and

      o     the general condition of the site, buildings and other improvements located at each property.

      The resulting reports may have indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. We, however, cannot assure you that all conditions requiring repair or replacement were identified. No additional property inspections were conducted in connection with the issuance of the offered certificates. See "Description of the Mortgage
Pool--Assessments of Property Condition--Engineering Assessments" for
information regarding these engineering inspections and the resulting engineering reports, including the periods during which these engineering reports were prepared. Generally, with respect to many of the mortgaged real properties for which recommended repairs, corrections or replacements were deemed material, the related borrowers were required to deposit with the lender an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to assure their completion.
See "Risk Factors--Risks Related to the Mortgage Loans--Reserves to Fund Capital
Expenditures May Be Insufficient and This May Adversely Affect Payments on Your
Certificates" in this prospectus supplement.

INSPECTIONS AND APPRAISALS PERFORMED ON MORTGAGED REAL PROPERTIES MAY NOT
ACCURATELY REFLECT VALUE OR CONDITION OF MORTGAGED REAL PROPERTIES

      Any appraisal performed with respect to a mortgaged real property represents only the analysis and opinion of a qualified expert and is not a guarantee of present or future value. One appraiser may reach a different conclusion than the conclusion that would be reached if a different appraiser were appraising that property. Moreover, appraisals seek to establish the amount a typically motivated buyer would pay a typically motivated seller and, in certain cases, may have taken into consideration the purchase price paid by the borrower. That amount could be significantly higher than the amount obtained from the sale of a mortgaged real property under a distress or liquidation sale.
We cannot assure you that the information set forth in this prospectus supplement regarding appraised values or loan-to-value ratios accurately reflects past, present or future market values of the mortgaged real properties.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Appraisals" in this prospectus supplement for a description of the appraisals that were performed with respect to the mortgaged real properties.
Any engineering reports or site inspections obtained with respect to a mortgaged real property represents only the analysis of the individual engineers or site inspectors preparing such reports at the time of such report, and may not reveal all necessary or desirable repairs, maintenance or capital improvement items.
See "Description of the Mortgage Pool--Assessments of Property
Condition--Property Inspections" and "--Engineering Assessments" in this prospectus supplement for a description of the engineering assessments and site inspections that were performed with respect to the mortgaged real properties.

LIMITATIONS ON ENFORCEABILITY OF CROSS-COLLATERALIZATION AND MULTI-BORROWER
ARRANGEMENTS; MULTI-PROPERTY MORTGAGE LOANS

      The mortgage pool will include twenty-seven (27) mortgage loans, representing approximately 26.8% of the initial mortgage pool balance
(twenty-two (22) mortgage loans in loan group 1, representing approximately 9.7%
of the initial loan group 1 balance, and five (5) mortgage loans in loan group
2, representing approximately 72.1% of

                                       75

the initial loan group 2 balance), that may involve multiple borrowers and are, in each case, individually or through cross-collateralization with other mortgage loans, secured by two or more real properties and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are cross-collateralized. However, the amount of the mortgage lien encumbering any particular one of those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans. These mortgage loans are identified in the tables contained in Annex A-1. The purpose of securing any particular mortgage loan or group of cross-collateralized mortgage loans with multiple real properties or multiple properties within a single mortgaged real property is to reduce the risk of default or ultimate loss as a result of an inability of any particular property to generate sufficient net operating income to pay debt service. However, certain of these mortgage loans, as described under "Description of the Mortgage
Pool--Cross-Collateralized and Cross-Defaulted Mortgage Loans, Multi-Property
Mortgage Loans and Mortgage Loans with Affiliate Borrowers" in this prospectus supplement, entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties and/or a termination of any applicable cross-collateralization, subject, in each case, to the fulfillment of one or more specified conditions.

      Nine (9) of the mortgage loans referred to in the preceding paragraph, representing approximately 1.5% of the initial mortgage pool balance and approximately 2.0% of the initial loan group 1 balance, are secured by deeds of trust or mortgages, as applicable, on multiple properties or parcels that, through cross-collateralization arrangements or otherwise, secure the obligations of multiple borrowers. Such multi-borrower arrangements could be challenged as fraudulent conveyances by creditors of any of the related borrowers or by the representative of the bankruptcy estate of any related borrower if one or more of such borrowers becomes a debtor in a bankruptcy case.
Generally, under federal and most state fraudulent conveyance statutes, a lien granted by any such borrower could be voided if a court determines that:

      o     such borrower was insolvent at the time of granting the lien, was rendered insolvent by the granting of the lien, was left with inadequate capital or was not able to pay its debts as they matured;
            and

      o     the borrower did not, when it allowed its mortgaged real property to be encumbered by the liens securing the indebtedness represented by the other cross-collateralized loans, receive "fair consideration"
            or "reasonably equivalent value" for pledging such mortgaged real property for the equal benefit of the other related borrowers.

      We cannot assure you that a lien granted by a borrower on a cross-collateralized loan to secure the mortgage loan of another borrower, or any payment thereon, would not be avoided as a fraudulent conveyance. See
"Description of the Mortgage Pool--Cross-Collateralized and Cross-Defaulted
Mortgage Loans, Multi-Property Mortgage Loans and Mortgage Loans with Affiliated
Borrowers" in this prospectus supplement and Annex A-1 to this prospectus supplement for more information regarding the cross-collateralized mortgage loans. No mortgage loan is cross-collateralized with a mortgage loan not included in the assets of the issuing entity.

      Four (4) mortgage loans, representing approximately 1.0% of the initial mortgage pool balance and approximately 1.4% of the initial loan group 1 balance, are, in each case, secured by real properties located in two or more states. Foreclosure actions are brought in state court and the courts of one state cannot exercise jurisdiction over property in another state. Upon a default under any of these mortgage loans, it may not be possible to foreclose on the related mortgaged real properties simultaneously.

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

      The borrowers under sixty-four (64) mortgage loans, representing in the aggregate approximately 3.2% of the initial mortgage pool balance (thirty (30)
mortgage loans in loan group 1, representing 3.3% of the initial loan group 1 balance, and thirty-four (34) mortgage loan in loan group 2, representing 3.0%
of the initial loan group 2 balance), are either individuals or are not structured to diminish the likelihood of their becoming bankrupt and some

                                       76

of the other borrowers so structured may not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related mortgage loan, may own other property that is not part of the collateral for the mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of such borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity (such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all of its assets, or amend its organizational documents). These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

      Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because such borrowers may be:

      o     operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

      o     individuals that have personal liabilities unrelated to the property.

      However, any borrower, even an entity structured to be bankruptcy-remote, as owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

      With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions which typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity. For example, in many cases, the entity that is the related borrower does not have an independent director.

      Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your certificates. See "Legal Aspects of Mortgage Loans--Bankruptcy
Laws" in the accompanying base prospectus.

RISKS RELATED TO REDEVELOPMENT AND RENOVATION AT THE MORTGAGED REAL PROPERTIES

      Certain of the mortgaged real properties are properties which are currently undergoing or are expected to undergo redevelopment or renovation in the future. There can be no assurance that current or planned redevelopment or renovation will be completed, that such redevelopment or renovation will be completed in the time frame contemplated, or that, when and if redevelopment or renovation is completed, such redevelopment or renovation will improve the operations at, or increase the value of, the subject property. Failure of any of the foregoing to occur could have a material negative impact on the related mortgage loan, which could affect the ability of the related borrower to repay the related mortgage loan.

      In the event the related borrower fails to pay the costs of work completed or material delivered in connection with such ongoing redevelopment or renovation, the portion of the mortgaged real property on which there are renovations may be subject to mechanic's or materialmen's liens that may be senior to the lien of the related mortgage loan.

TENANCIES IN COMMON MAY HINDER RECOVERY

      Forty-seven (47) of the mortgage loans, representing approximately 14.7%
of the initial mortgage pool balance (thirty-seven (37) mortgage loans in loan group 1, representing approximately 18.5% of the initial loan

                                       77

group 1 balance, and ten (10) mortgage loans in loan group 2, representing approximately 4.8% of the initial loan group 2 balance), have borrowers that own the related mortgaged real properties as tenants-in-common. In addition, some of the mortgage loans may permit the related borrower to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, except as discussed in the paragraph below, each tenant-in-common borrower under the mortgage loan(s) referred to above (other than with respect to one (1) of the mortgage loans (loan number 60, representing approximately
0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance)) has waived its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

      The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

      The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BANKRUPTCY PROCEEDINGS ENTAIL CERTAIN RISKS

      Under federal bankruptcy law, the filing of a petition in bankruptcy by or against a borrower will stay the sale of the mortgaged real property owned by that borrower, as well as the commencement or continuation of a foreclosure action. In addition, even if a court determines that the value of the mortgaged real property is less than the principal balance of the mortgage loan it secures, the court may prevent a lender from foreclosing on the mortgaged real property (subject to certain protections available to the lender). As part of a restructuring plan, a court also may reduce the amount of secured indebtedness to the then-current value of the mortgaged real property, which would make the lender a general unsecured creditor for the difference between the then-current value and the amount of its outstanding mortgage indebtedness. A bankruptcy court also may: (1) grant a debtor a reasonable time to cure a payment default on a mortgage loan; (2) reduce periodic payments due under a mortgage loan; (3)
change the rate of interest due on a mortgage loan; or (4) otherwise alter the mortgage loan's repayment schedule.

      Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose on the junior lien. Additionally, the borrower's trustee or the borrower, as debtor-in-possession, has certain special powers to avoid, subordinate or disallow debts. In certain circumstances, the claims of the special servicer on behalf of the issuing entity may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy. Under federal bankruptcy law, the lender will be stayed from enforcing a borrower's assignment of rents and leases. Federal bankruptcy law also may interfere with the master servicers' or special servicer's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and costly and may significantly delay or diminish the receipt of rents. Rents also may escape an assignment to the extent they are used by the borrower to maintain the mortgaged real property or for other court authorized expenses.

      Additionally, pursuant to subordination agreements for certain of the mortgage loans, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the borrower, and that the holder of the mortgage loan will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. In its decision in In re 203
North LaSalle Street

                                       78

Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000), the United States
Bankruptcy Court for the Northern District of Illinois refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections.

      As a result of the foregoing, the special servicer's recovery on behalf of the issuing entity with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

LITIGATION OR OTHER LEGAL PROCEEDINGS MAY HAVE ADVERSE EFFECTS ON BORROWERS

      From time to time, there may be legal proceedings pending or threatened against the borrowers, sponsors, managers of the mortgaged real properties and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties and their affiliates, and certain of the borrowers, sponsors, managers of the mortgaged real properties and their affiliates are subject to legal proceedings relating to the business of, or arising out of the ordinary course of business of, the borrowers, sponsors, managers of the mortgaged real properties or their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

      For example, one (1) mortgage loan (loan number 1), which is secured by the mortgaged real property identified on Annex A-1 as Peter Cooper Village and
Stuyvesant Town, representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance, is the subject of litigations. On January 22, 2007, a lawsuit was commenced in New York
State Supreme Court (New York County) by four persons claiming to be current or former tenants of the mortgaged real property (the "January Action"). The plaintiffs are seeking to assert their claims as a class action on behalf of themselves and other current and former tenants of the mortgaged real property, who, the plaintiffs allege, have been and continue to be charged market-rate rents for their rental units, although they were and are legally entitled to pay considerably lower stabilized rents. The plaintiffs' complaint names as defendants, among others, the borrower and certain subsidiaries of the prior owner that were title holders to the mortgaged real property prior to its sale in November 2006. Among other things, the complaint alleges that from 1992 through the present, the owners of the mortgaged real property applied for and received from New York City approximately $24.5 million in real estate tax abatements and exemptions under a program known as the "J-51 program," and that the most recent such benefits are scheduled to expire in or about 2017 or 2018.
The complaint further alleges that, under the Rent Stabilization Law of 1969, as a condition to receiving such tax benefits, the units in the premises receiving the benefits must be rent stabilized for the period during which the premises receive the benefits, and until they may thereafter be properly deregulated. The plaintiffs seek a judicial declaration to this effect (which would have the effect of returning approximately 3,000 de-controlled units at the mortgaged real property to stabilized status), as well as money damages and attorneys'
fees for the alleged rent overcharges. The plaintiffs allege that the overcharges for the four years preceding the commencement of their lawsuit were at least $215 million. The plaintiffs also seek treble damages in the amount of three times the alleged overcharges for the two years preceding the commencement of their lawsuit, or a total of at least $320 million, or in the alternative, interest on the alleged rent overcharges during the four years preceding the commencement of their lawsuit, as well as attorneys fees. On February 14, 2007, a second lawsuit was commenced in New York State Supreme Court (New York County)
by a person claiming to be a tenant at the mortgaged real property (the
"February Action," together with the January Action, the "Actions"). The plaintiff's complaint names as defendants the same parties named in the January
Action and, as in the January Action, seeks to assert the plaintiff's claims as a class action on behalf of itself and other current and former tenants of the mortgaged real property. Although the complaint is still under review, the allegations made in the complaint appears to be substantially similar to those made in the January Action, except for an additional allegation that the defendants engaged in deceptive acts and practices in violation of the New York
General Business Law in the alleged overcharge of rents. The complaint also seeks a judicial declaration similar to that sought in the January Action as well as unspecified monetary damages.

                                       79

      The related sponsor and borrower have expressed the belief that the
Actions are without merit and have expressed their intent to vigorously contest the Actions. However, as in any litigation, there can be no assurance that sponsor and borrower will prevail in either of the Actions. If the plaintiffs in either of the Actions were to prevail on behalf of themselves and the class which they seek to represent, and a court were to grant the requested judicial declaration, such a result could (i) lower certain rents in place at the mortgaged real property, thereby decreasing cash flows, and (ii) preclude borrower from carrying out a significant part of its plan to convert rent-stabilized units to market-rate units. Such a result (or any interim relief granted to the plaintiffs in either Action prior to final judgment) could adversely impact borrower's ability to make debt service payments on the mortgage loan or to refinance the mortgage loan at maturity. In addition, if any similar actions were to be successfully brought by other tenants, either on behalf of themselves or on behalf of a certified class, such actions would have a similar impact on the borrower and the mortgaged real property. The lender's underwriting of the mortgage loan was based upon the assumption that apartment units at the mortgaged real property would continue to be de-controlled throughout the term of the mortgage loan. See "--Risks Relating to Underwritten
Net Cash Flow" and "Description of the Ten Largest Mortgage Loans or Groups of
Cross-Collateralized Mortgage Loans - Stuyvesant Town and Peter Cooper Village"
attached hereto as Annex C. In addition, under applicable laws and regulations, the current owner of a property could be held liable for any rent overcharges received by a predecessor owner. An outcome favoring the plaintiffs in either
Action in respect of the monetary damages for the alleged rent overcharges may further adversely impact the borrower's financial condition and its ability to meet its obligations under the mortgage loan. The borrower purchased the mortgaged real property from the previous owner on an "as-is" basis. It is unclear whether the borrower would have recourse against the previous owner for a possible judgment entered against the borrower in connection with the Actions.
As in any litigation, it is not possible to predict what applications the plaintiffs in either Action may make or what remedies (including interim relief)
may be sought or granted or what the effect of any applications or remedies may be on the future performance of the mortgaged real property.

      Copies of the complaints filed in connection with the Actions are included in the CD-ROM attached to this prospectus supplement.

      In addition, in the case of one of the mortgage loans (loan number 3), which is secured by the mortgaged real property identified on Annex A-1 as Hotel
Gansevoort and representing approximately 2.8% of the initial mortgage pool balance and approximately 3.9% of the initial group 1 balance, affiliates of the borrower were named in a litigation in 2004 related to development fees at the mortgaged real property allegedly owed to the plaintiff. The borrower's affiliates were successful in their motion for summary judgment but the plaintiff appealed the order, and no decision has been rendered regarding this appeal. The Achenbaum Family Partnership, an indirect principal of the borrower, provided an indemnity to the lender for all legal fees incurred by lender and up to $1,500,000 in losses.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

PRIOR BANKRUPTCIES OR OTHER PROCEEDINGS MAY BE RELEVANT TO FUTURE PERFORMANCE

      There can be no assurance that any borrower, or any principals of a borrower, have not been a party to bankruptcy proceedings, foreclosure proceedings or deed-in-lieu of foreclosure transactions, or other material proceedings, in the past or that certain principals have not been equity owners in other mortgaged real properties that have been subject to foreclosure proceedings. In addition, there may be pending or threatened foreclosure proceedings or other material proceedings of the borrowers, the borrower principals and the managers of the mortgaged real properties securing the pooled mortgage loans and/or their respective affiliates.

      If a borrower or a principal of a borrower has been a party to such a proceeding or transaction in the past, we cannot also assure you that the borrower or principal will not be more likely than other borrowers or principals to

                                       80

avail itself or cause a borrower to avail itself of its legal rights, under the
Bankruptcy Code or otherwise, in the event of an action or threatened action by the mortgagee or its servicer to enforce the related mortgage loan documents, or otherwise conduct its operations in a manner that is in the best interests of the lender and/or the mortgaged real property. We cannot assure you that any foreclosure proceedings or other material proceedings will not have a material adverse effect on your investment.

      Certain of the mortgage loans, for example loan numbers 49, 75 and 152, have sponsors that have filed for bankruptcy protection in the last ten years.
In each case, the related entity or person has emerged from bankruptcy. With respect to one (1) mortgage loan (identified as loan number 9 on Annex A-1 to this prospectus supplement), representing 1.2% of the initial mortgage pool balance and 1.7% of the initial loan group 1 balance, the related sponsor filed for bankruptcy protection in 1996 and emerged from bankruptcy protection in
1997.

      From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generation from, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your certificates.

POOR PROPERTY MANAGEMENT WILL LOWER THE PERFORMANCE OF THE RELATED MORTGAGED
REAL PROPERTY

      The successful operation of a real estate project depends upon the property manager's performance and viability. The property manager is responsible for:

      o     responding to changes in the local market;

      o     planning and implementing the rental structure;

      o     operating the property and providing building services;

      o     managing operating expenses; and

      o     assuring that maintenance and capital improvements are carried out in a timely fashion.

      Properties deriving revenues primarily from short-term sources, such as short-term or month-to-month leases or daily room rentals, are generally more management intensive than properties leased to creditworthy tenants under long-term leases. We make no representation or warranty as to the skills of any present or future managers. In many cases, the property manager is the borrower or an affiliate of the borrower and may not manage properties for non-affiliates. Additionally, we cannot assure you that the property managers will be in a financial condition to fulfill their management responsibilities throughout the terms of their respective management agreements.

MORTGAGE LOAN SELLERS MAY NOT BE ABLE TO MAKE A REQUIRED REPURCHASE OR
SUBSTITUTION OF A DEFECTIVE MORTGAGE LOAN

      Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold by such mortgage loan seller to us. Neither we nor any of our affiliates (except, in certain circumstances, for Merrill Lynch Mortgage
Lending, Inc. in its capacity as a mortgage loan seller) are obligated to repurchase or substitute any mortgage loan in connection with either a material breach of any mortgage loan seller's representations and warranties or any material document defects, if such mortgage loan seller defaults on its obligation to do so. We cannot assure you that the mortgage loan sellers will have the financial ability to effect such repurchases or substitutions. Any mortgage loan that is not repurchased or substituted and that is not a
"qualified mortgage" for a REMIC may cause the issuing entity to fail to qualify as one or more REMICs or cause the issuing entity to incur a tax. See
"Description of the Mortgage Pool--Assignment of the Mortgage Loans,"
"--Representations and Warranties" and "--Repurchases and Substitutions" in this prospectus supplement and "Description of the Governing
Documents--Representations and Warranties with Respect to Mortgage Assets" in the accompanying base prospectus.

                                       81

ONE ACTION JURISDICTION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO
FORECLOSE ON THE MORTGAGED REAL PROPERTY

      Some states (including California) have laws that prohibit more than one judicial action to enforce a mortgage obligation, and some courts have construed the term judicial action broadly. Accordingly, the special servicer is required to obtain advice of counsel prior to enforcing any of the issuing entity's rights under any of the mortgage loans that include mortgaged real properties where this rule could be applicable. In the case of either a cross-collateralized and cross-defaulted mortgage loan or a multi-property mortgage loan which is secured by mortgaged real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. As a result, the special servicer may incur delay and expense in foreclosing on mortgaged real properties located in states affected by one action rules. See
"--Risks Related to Geographic Concentration" "--Certain State-Specific
Considerations" in this prospectus supplement. See also "Legal Aspects of
Mortgage Loans--Foreclosure--One Action and Security First Rules" in the
accompanying base prospectus.

LIMITED INFORMATION CAUSES UNCERTAINTY

      Some of the mortgage loans are loans that were made to enable the related borrower to acquire the related mortgaged real property. Accordingly, for certain of these loans limited or no historical operating information is available with respect to the related mortgaged real properties. As a result, you may find it difficult to analyze the historical performance of those properties.

TAX CONSIDERATIONS RELATED TO FORECLOSURE

      The special servicer, on behalf of the issuing entity, may acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure. The issuing entity will be able to perform construction work on a foreclosed real property only through an independent contractor (more than 90 days after acquisition), and then only if construction was at least 10% complete at the time default on the related mortgage loan became imminent. Any net income from the operation and management of any such property that is not qualifying
"rents from real property," within the meaning of section 856(d) of the Internal
Revenue Code of 1986, as amended, and any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of property involved, will subject the issuing entity to federal (and possibly state or local) tax on such income at the highest marginal corporate tax rate (currently 35%), thereby reducing net proceeds available for distribution to certificateholders. The risk of taxation being imposed on income derived from the operation of foreclosed property is particularly present in the case of hotels and other property types that rely on business rather than rental income. The pooling and servicing agreement permits the special servicer to cause the issuing entity to earn "net income from foreclosure property" that is subject to tax if it determines that the net after-tax benefit to certificateholders is greater than another method of operating or net-leasing the subject mortgaged real properties. In addition, if the issuing entity were to acquire one or more mortgaged real properties pursuant to a foreclosure or deed in lieu of foreclosure, the issuing entity may in certain jurisdictions, particularly in New York or California, be required to pay state or local transfer or excise taxes upon liquidation of such properties. Such state or local taxes may reduce net proceeds available for distribution to the certificateholders. See "Federal Income Tax Consequences" in this prospectus supplement and in the accompanying base prospectus.

POTENTIAL CONFLICTS OF INTEREST WITH RESPECT TO PROPERTY MANAGERS, THE BORROWERS
AND THE MORTGAGE LOAN SELLERS

      Property managers and borrowers may experience conflicts of interest in the management and/or ownership of the mortgaged real properties securing the mortgage loans because:

      o     a substantial number of the mortgaged real properties are managed by property managers affiliated with the respective borrowers;

      o     the property managers also may manage and/or franchise additional properties, including properties that may compete with the mortgaged real properties; and

                                       82

      o     affiliates of the property managers and/or the borrowers, or the property managers and/or the borrowers themselves, also may own other properties, including competing properties.

      Conflicts of interest may arise between the trust fund, on the one hand, and the mortgage loan sellers and their affiliates that engage in the acquisition, development, operation, financing and disposition of real estate, on the other hand. Those conflicts may arise because a mortgage loan seller and its affiliates intend to continue to actively acquire, develop, lease, finance and dispose of real estate-related assets in the ordinary course of their businesses. During the course of their business activities, the respective mortgage loan sellers and their affiliates may acquire, sell or lease properties, or finance loans secured by properties (or by ownership interests in the related borrowers) which may include the mortgaged properties securing the pooled mortgage loans or properties that are in the same markets as those mortgaged real properties.

      Further, certain mortgage loans may have been refinancings of debt previously held by a mortgage loan seller or an affiliate of one of the mortgage loan sellers and/or the mortgage loan sellers or their affiliates may have or have had equity investments in the borrowers or mortgaged real properties under certain of the mortgage loans. Each of the mortgage loan sellers and its affiliates have made and/or may make loans to, or equity investments in, or otherwise have business relationships with, affiliates of borrowers under the mortgage loans. For example, in the case of certain of the mortgage loans, the holder of related mezzanine debt secured by a principal's interest in the related borrower may be the related mortgage loan seller, which relationship could represent a conflict of interest.

      In the circumstances described above, the interests of those mortgage loan sellers and their affiliates may differ from, and compete with, the interest of the trust fund. Decisions made with respect to those assets may adversely affect the amount and timing of distributions on the certificates.

THE ABSENCE OF OR INADEQUACY OF INSURANCE COVERAGE ON THE PROPERTY MAY ADVERSELY
AFFECT PAYMENTS ON YOUR CERTIFICATES

      All of the mortgage loans require the related borrower to maintain, or cause to be maintained, property insurance (which, in some cases, is provided by allowing a tenant to self-insure). However, the mortgaged real properties that secure the mortgage loans may suffer casualty losses due to risks that are not covered by insurance or for which insurance coverage is not adequate or available at commercially reasonable rates. In addition, some of those mortgaged real properties are located in California, Florida, Texas and Louisiana and in other coastal areas of certain states, which are areas that have historically been at greater risk of acts of nature, including earthquakes, hurricanes and floods. The mortgage loans generally do not require borrowers to maintain earthquake, hurricane or flood insurance and we cannot assure you that borrowers will attempt or be able to obtain adequate insurance against such risks.

      Moreover, if reconstruction or major repairs are required following a casualty, changes in laws that have occurred since the time of original construction may materially impair the borrower's ability to effect such reconstruction or major repairs or may materially increase the cost thereof.

      After the terrorist attacks of September 11, 2001, the cost of insurance coverage for acts of terrorism increased and the availability of such insurance decreased. In response to this situation, Congress enacted the Terrorism Risk
Insurance Act of 2002 (TRIA), which was amended and extended by the Terrorism
Risk Insurance Extension Act of 2005 (TRIA Extension Act), signed into law by
President Bush on December 22, 2005. The TRIA Extension Act requires that qualifying insurers offer terrorism insurance coverage in all property and casualty insurance policies on terms not materially different than terms applicable to other losses. The federal government covers 90% (85% for acts of terrorism occurring in 2007) of the losses from covered certified acts of terrorism on commercial risks in the United States only, in excess of a specified deductible amount calculated as a percentage of an affiliated insurance group's prior year premiums on commercial lines policies covering risks in the United States. This specified deductible amount is 17.5% of such premiums for losses occurring in 2006, and 20% of such premiums for losses occurring in 2007. Further, to trigger coverage under the TRIA Extension Act, the aggregate industry property and casualty insurance losses resulting from an act of terrorism must exceed $5 million prior to April 2006, $50 million from
April 2006 through December 2006, and $100 million for acts of terrorism occurring in 2007. The TRIA Extension Act now excludes coverage for commercial auto, burglary and theft, surety, professional liability and farm owners'
multiperil. The TRIA Extension Act will expire on December 31, 2007. The TRIA
Extension Act applies only to losses resulting from attacks that have been committed by individuals on behalf

                                       83

of a foreign person or foreign interest, and does not cover acts of purely domestic terrorism. Further, any such attack must be certified as an "act of terrorism" by the federal government, which decision is not subject to judicial review. As a result, insurers may continue to try to exclude from coverage under their policies losses resulting from terrorist acts not covered by the TRIA
Extension Act. Moreover, the TRIA Extension Act's deductible and co-payment provisions still leave insurers with high potential exposure for terrorism-related claims. Because nothing in the TRIA Extension Act prevents an insurer from raising premium rates on policyholders to cover potential losses, or from obtaining reinsurance coverage to offset its increased liability, the cost of premiums for such terrorism insurance coverage is still expected to be high.

      We cannot assure you that all of the mortgaged real properties will be insured against the risks of terrorism and similar acts. As a result of any of the foregoing, the amount available to make distributions on your certificates could be reduced.

      Each master servicer, with respect to each of the mortgage loans that it is servicing, including those of such mortgage loans that have become specially serviced mortgage loans, and the special servicer, with respect to mortgaged real properties acquired through foreclosure, which we refer to in this prospectus supplement as REO property, will be required to use reasonable efforts, consistent with the servicing standard under the pooling and servicing agreement, to cause each borrower to maintain for the related mortgaged real property all insurance required by the terms of the loan documents and the related mortgage in the amounts set forth therein which are to be obtained from an insurer meeting the requirements of the applicable loan documents.
Notwithstanding the foregoing, the master servicers and the special servicer will not be required to maintain, and will not be required to cause a borrower to be in default with respect to the failure of the related borrower to obtain, all-risk casualty insurance that does not contain any carve-out for terrorist or similar acts, if and only if the special servicer has determined in accordance with the servicing standard under the pooling and servicing agreement (and other consultation with the controlling class representative) that either--

      o     such insurance is not available at commercially reasonable rates, and such hazards are not commonly insured against by prudent owners of properties similar to the mortgaged real property and located in or around the region in which such mortgaged real property is located, or

      o     such insurance is not available at any rate.

      If the related loan documents do not expressly require insurance against acts of terrorism, but permit the lender to require such other insurance as is reasonable, the related borrower may challenge whether maintaining insurance against acts of terrorism is reasonable in light of all the circumstances, including the cost. The applicable master servicer's efforts to require such insurance may be further impeded if the originating lender did not require the subject borrower to maintain such insurance, regardless of the terms of the related loan documents.

      If a borrower is required, under the circumstances described above, to maintain insurance coverage with respect to terrorist or similar acts that was not previously maintained, the borrower may incur higher costs for insurance premiums in obtaining that coverage which would have an adverse effect on the net cash flow of the related mortgaged real property. Further, If the federal insurance back-stop program referred to above is not extended or renewed, premiums for terrorism insurance coverage will likely increase and/or the terms of such insurance may be materially amended to enlarge stated exclusions or to otherwise effectively decrease the scope of coverage available (perhaps to the point where it is effectively not available). In addition, to the extent that any policies contain "sunset clauses" (i.e., clauses that void terrorism coverage if the federal insurance backstop program is not renewed), then such policies may cease to provide terrorism insurance coverage upon the expiration of the federal insurance backstop program.

      Most of the mortgage loans specifically require terrorism insurance, but such insurance may be required only to the extent it can be obtained for premiums less than or equal to a "cap" amount specified in the related loan documents, only if it can be purchased at commercially reasonable rates and/or only with a deductible at a certain threshold. For example, with respect to one
(1) mortgage loan (identified as loan number 10) on Annex A-1 to this prospectus supplement, representing approximately 1.2% of the initial mortgage pool balance and approximately 1.7% of the initial group 1 loan balance, the related terrorism insurance cap is limited to 200% of the cost of the premium for the immediately preceding year's "All Risk of Physical Loss" insurance (excluding windstorm and flood insurance), and with respect to one (1) mortgage loan
(identified as loan number 2 on Annex A-1 to this

                                       84

prospectus supplement), representing approximately 3.8% of the initial mortgage pool balance and approximately 5.3% of the initial group 1 balance, the borrower is only required to purchase the greatest amount of terrorism insurance coverage up to a premium cap equal to 175% of the premium payable at loan origination for its "All-Risk" and business interruption insurance policies. In addition, with respect to certain of the mortgage loans, terrorism insurance coverage is required only with respect to "certified acts of terrorism," as defined in the
TRIA. Additionally, in the case of certain mortgage loans that are secured by mortgaged real properties that are not located in or near major metropolitan areas, the terrorism insurance coverage required may be limited to acts of domestic terrorism (i.e., non-certified acts of terrorism under TRIA).

      With respect to forty-five (45) mortgage loans, representing approximately
2.3% of the initial mortgage pool balance, approximately 1.7% of the initial loan group 1 balance and approximately 4.0% of the initial loan group 2 balance, the borrower does not currently maintain insurance against terrorist acts.

      Additionally, there can be no assurance that mortgaged real properties currently covered by terrorism insurance will continue to be so covered or that the coverage is, or will remain, adequate. See "Description of the Mortgage
Pool--Additional Loan and Property Information--Hazard, Liability and Other
Insurance" in this prospectus supplement.

      IN THE EVENT THAT ANY MORTGAGED REAL PROPERTY SECURING A MORTGAGE LOAN
SUSTAINS DAMAGE AS A RESULT OF AN UNINSURED ACT OR IF THE INSURANCE POLICIES
WITH RESPECT TO THAT MORTGAGED REAL PROPERTY DO NOT ADEQUATELY COVER THE DAMAGE
SUSTAINED, SUCH DAMAGED MORTGAGED REAL PROPERTY MAY NOT GENERATE ADEQUATE CASH
FLOW TO PAY, AND/OR PROVIDE ADEQUATE COLLATERAL TO SATISFY, ALL AMOUNTS OWING
UNDER SUCH MORTGAGE LOAN, WHICH COULD RESULT IN A DEFAULT ON THAT MORTGAGE LOAN
AND, POTENTIALLY, LOSSES ON SOME CLASSES OF THE CERTIFICATES.

MORTGAGE ELECTRONIC REGISTRATION SYSTEMS (MERS)

      The mortgages or assignments of mortgages for some of the mortgage loans have been or may be recorded in the name of MERS, solely as nominee for the related mortgage loan seller and its successor and assigns. Subsequent assignments of those mortgages are registered electronically through the MERS system. The recording of mortgages in the name of MERS is a new practice in the commercial mortgage lending industry. Public recording officers and others have limited, if any, experience with lenders seeking to foreclose mortgages, assignments of which are registered with MERS. Accordingly, delays and additional costs in commencing, prosecuting and completing foreclosure proceedings and conducting foreclosure sales of the mortgaged real properties could result. Those delays and the additional costs could in turn delay the distribution of liquidation proceeds to certificateholders and increase the amount of losses on the mortgage loans.

INCREASES IN REAL ESTATE TAXES DUE TO TERMINATION OF PAYMENT-IN-LIEU-OF-TAXES OR
OTHER TAX ABATEMENT ARRANGEMENTS MAY REDUCE PAYMENTS TO CERTIFICATEHOLDERS

      In the case of some of the mortgage loans, the related mortgaged real properties may be the subject of municipal payment-in-lieu-of-taxes programs or other tax abatement arrangements, whereby the related borrower pays payments in lieu of taxes that are less than what its tax payment obligations would be absent the program or pays reduced real estate taxes. These programs or arrangements may be scheduled to terminate or provide for significant tax increases prior to the maturity of the related mortgage loans or may require increased payments in the future, in each case resulting in increased payment obligations (which could be substantial) in the form of real estate taxes or increased payments in lieu of taxes, which could adversely impact the ability of the related borrowers to pay debt service on their mortgage loans.

                                       85

              CAPITALIZED TERMS USED IN THIS PROSPECTUS SUPPLEMENT

      From time to time we use capitalized terms in this prospectus supplement.
Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus supplement.

                           FORWARD-LOOKING STATEMENTS

      This prospectus supplement and the accompanying base prospectus includes the words "expects," "intends," "anticipates," "estimates" and similar words and expressions. These words and expressions are intended to identify forward-looking statements. Any forward-looking statements are made subject to risks and uncertainties which could cause actual results to differ materially from those stated. These risks and uncertainties include, among other things, declines in general economic and business conditions, increased competition, changes in demographics, changes in political and social conditions, regulatory initiatives and changes in consumer preferences, many of which are beyond our control and the control of any other person or entity related to this offering.
We discuss some of these risks and uncertainties under "Risk Factors" in this prospectus supplement and the accompanying base prospectus. The forward-looking statements made in this prospectus supplement are accurate as of the date stated
on the cover of this prospectus supplement. We have no obligation to update or revise any forward-looking statement.

                        DESCRIPTION OF THE MORTGAGE POOL

GENERAL

      We intend to include the 333 mortgage loans identified on Annex A-1 to this prospectus supplement in the trust. The mortgage pool consisting of those loans will have an initial mortgage pool balance of $4,417,019,866. However, the actual initial mortgage pool balance may be as much as 5.0% smaller or larger than such amount if any of those mortgage loans are removed from the mortgage pool or any other mortgage loans are added to the mortgage pool. See "--Changes in Mortgage Pool Characteristics" below.

      For purposes of making distributions with respect to the class A-1, A-2,
A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL and A-1A certificates, as described under
"Description of the Offered Certificates," the pool of mortgage loans will be deemed to consist of two loan groups, loan group 1 and loan group 2. Loan group
1 will consist of 259 mortgage loans, representing approximately 72.7% of the initial mortgage pool balance that are secured by the various property types that constitute collateral for those mortgage loans. Loan group 2 will consist of 74 mortgage loans, representing approximately 27.3% of the initial mortgage pool balance, that are secured by multifamily and manufactured housing community properties (representing approximately 99.8%, by balance, of all the mortgage loans secured by multifamily properties and 41.0%, by balance, of the mortgage loans secured by manufactured housing community properties). Annex A-1 to this prospectus supplement indicates the loan group designation for each mortgage loan.

      The initial mortgage pool balance will equal the total cut-off date principal balance of the mortgage loans included in the trust. The initial loan group 1 balance and the initial loan group 2 balance will equal the cut-off date principal balance of the mortgage loans in loan group 1 and loan group 2, respectively. The cut-off date principal balance of any mortgage loan is equal to its unpaid principal balance as of the cut-off date, after application of all monthly debt service payments due with respect to the mortgage loan on or before that date, whether or not those payments were received. The cut-off date principal balance of each mortgage loan is shown on Annex A-1 to this prospectus supplement. The cut-off date principal balances of all the mortgage loans in the trust range from $431,373 to $800,000,000 and the average of those cut-off date principal balances is $13,264,324; the cut-off date principal balances of the mortgage loans in loan group 1 range from $586,804 to $170,000,000, and the average of those cut-off date principal balances is $12,399,316; and the cut-off date principal balances of the mortgage loans in loan group 2 range from
$431,373 to $800,000,000, and the average of those cut-off date principal balances is $16,291,853.

                                       86

      When we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust and do not, unless the context otherwise indicates, include the non-trust loans, which will not be included in the trust.

      Each of the mortgage loans is an obligation of the related borrower to repay a specified sum with interest. Each of those mortgage loans is evidenced by a promissory note and secured by a mortgage, deed of trust or other similar security instrument that creates a mortgage lien on the fee and/or leasehold interest of the related borrower or another party in one or more commercial, multifamily and manufactured housing community mortgaged real properties. That mortgage lien will be a first priority lien, subject only to Permitted
Encumbrances.

      You should consider each of the mortgage loans to be a nonrecourse obligation of the related borrower. You should anticipate that, in the event of a payment default by the related borrower, recourse will be limited to the corresponding mortgaged real property or properties for satisfaction of that borrower's obligations. In those cases where recourse to a borrower or guarantor is permitted under the related loan documents, we have not undertaken an evaluation of the financial condition of any of these persons. None of the mortgage loans will be insured or guaranteed by any governmental entity or by any other person.

      We provide in this prospectus supplement a variety of information regarding the mortgage loans. When reviewing this information, please note that--

      o     all numerical information provided with respect to the mortgage loans is provided on an approximate basis;

      o     all cut-off date principal balances assume the timely receipt of the scheduled payments for each mortgage loan and that no prepayments occur prior to the cut-off date;

      o     all weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances; the initial mortgage pool balance will equal the total cut-off date principal balance of the entire mortgage pool, and the initial loan group 1 balance and the initial loan group 2 balance will each equal the total cut-off date principal balance of the mortgage loans in the subject loan group; we show the cut-off date principal balance for each of the mortgage loans on Annex A-1 to this prospectus supplement;

      o     if any mortgage loan does not have a fixed interest rate for the related loan term, then the interest rate used to calculate the weighted average mortgage interest rate is the initial interest rate for such loan as shown in this prospectus supplement;

      o     when information with respect to the mortgage loans is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the subject mortgage loans;

      o     when information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans;

      o     if any mortgage loan is secured by multiple mortgaged real properties, the related cut-off date principal balance has been allocated among the individual properties based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the related mortgaged real properties, including the subject individual property, securing that mortgage loan and (iii)
            an allocated loan balance specified in the related loan documents;

                                       87

      o     unless specifically indicated otherwise, statistical information presented in this prospectus supplement with respect to any mortgage loan that is part of a Loan Combination excludes the related non-trust loan;

      o     statistical information regarding the mortgage loans may change prior to the date of initial issuance of the offered certificates due to changes in the composition of the mortgage pool prior to that date, which may result in the initial mortgage pool balance being as much as 5% larger or smaller than indicated;

      o     the sum of numbers presented in any column within a table may not equal the indicated total due to rounding; and

      o     when a mortgage loan is identified by loan number, we are referring to the loan number indicated for that mortgage loan on Annex A-1 to this prospectus supplement.

SOURCE OF THE MORTGAGE LOANS

      The mortgage loans that will constitute the primary assets of the trust fund will be acquired on the date of initial issuance of the certificates by us from the mortgage loan sellers, who acquired or originated the mortgage loans.

      Merrill Lynch Mortgage Lending, Inc. originated or acquired 54 of the mortgage loans to be included in the trust fund, representing approximately
39.3% of the initial mortgage pool balance (comprised of 45 mortgage loans in loan group 1, representing approximately 24.5% of the initial loan group 1 balance, and nine (9) mortgage loans in loan group 2, representing approximately
78.6% of the initial loan group 2 balance).

      Countrywide Commercial Real Estate Finance, Inc. originated or acquired
168 of the mortgage loans to be included in the trust fund, representing approximately 31.4% of the initial mortgage pool balance (comprised of 116 mortgage loans in loan group 1, representing approximately 37.3% of the initial loan group 1 balance, and 52 mortgage loans in loan group 2, representing approximately 15.6% of the initial loan group 2 balance).

      KeyBank National Association originated or acquired 48 of the mortgage loans to be included in the trust fund, representing approximately 12.7% of the initial mortgage pool balance (comprised of 43 mortgage loans in loan group 1, representing approximately 16.4% of the initial loan group 1 balance, and 5 mortgage loans in loan group 2, representing approximately 2.8% of the initial loan group 2 balance).

      IXIS Real Estate Capital Inc. originated or acquired 32 of the mortgage loans to be included in the trust fund, representing approximately 9.1% of the initial mortgage pool balance (comprised of 29 mortgage loans in loan group 1, representing approximately 11.9% of the initial loan group 1 balance, and 3 mortgage loans in loan group 2, representing approximately 1.6% of the initial loan group 2 balance).

      Wells Fargo Bank, National Association originated or acquired 31 of the mortgage loans to be included in the trust fund, representing approximately 7.5%
of the initial mortgage pool balance (comprised of 26 mortgage loans in loan group 1, representing approximately 9.8% of the initial loan group 1 balance, and 5 mortgage loans in loan group 2, representing approximately 1.4% of the initial loan group 2 balance).

CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS, MULTI-PROPERTY MORTGAGE
LOANS, MULTI-BORROWER ARRANGEMENTS AND MORTGAGE LOANS WITH AFFILIATED BORROWERS

      The mortgage pool will include twenty-seven (27) mortgage loans, representing approximately 26.8% of the initial mortgage pool balance
(twenty-two (22) mortgage loans in loan group 1, representing approximately 9.7%
of the initial loan group 1 balance and five (5) mortgage loans in loan group 2, representing approximately 72.1% of the initial loan group 2 balance), that may involve multiple borrowers and are, in each case, individually or through cross-collateralization with other mortgage loans or multiple parcels within a single mortgaged real property, secured by two or more real properties or parcels and, in the case of cross-collateralized mortgage loans, are cross-defaulted with the mortgage loans with which they are
cross-collateralized. These mortgage loans are identified in the tables contained in Annex A-1. However, the amount of the mortgage lien encumbering any particular one of

                                       88

those properties may be less than the full amount of the related mortgage loan or group of cross-collateralized mortgage loans, as it may have been limited to avoid or reduce mortgage recording tax. The reduced mortgage amount may equal the appraised value or allocated loan amount for the particular mortgaged real property. This would limit the extent to which proceeds from the property would be available to offset declines in value of the other mortgaged real properties securing the same mortgage loan or group of cross-collateralized mortgage loans.

      Twenty-four (24) of the mortgage loans referred to in the prior paragraph entitle the related borrower(s) to obtain a release of one or more of the corresponding mortgaged real properties or multiple parcels within a single mortgaged real property and/or a termination of any applicable cross-collateralization and cross-default provisions, subject, in each case, to the fulfillment of one or more of the following conditions--

      o     the pay down or defeasance of the mortgage loan(s) in an amount equal to a specified percentage, which is usually 110% to 125% (but could be as low as 100% in certain cases), of the portion of the total loan amount allocated to the property or properties to be released;

      o     the satisfaction of certain criteria set forth in the related loan documents;

      o     the satisfaction of certain leasing goals or other performance tests;

      o     the satisfaction of debt service coverage and/or loan-to-value tests for the property or properties that will remain as collateral;
            and/or

      o     receipt by the lender of confirmation from each applicable rating agency that the action will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      The cross-collateralized mortgage loans identified on Annex A-1 as 10000
Business Blvd. and 4010 Airpark Drive permit release of the cross-collateralized mortgage loan at any time after the fourth year of the loan term, provided that
Dana Corporation, the sole tenant at each mortgaged real property, has an investment grade credit rating from S&P and Moody's.

      For additional information relating to mortgaged real properties that secure an individual multi-property mortgage loan or a group of cross-collateralized mortgage loans, see Annex A-1 to this prospectus supplement.

      The table below shows each group of mortgaged real properties that:

      o     are owned by the same or affiliated borrowers; and

      o     secure in total two or more mortgage loans that are not
            cross-collateralized and that represent in the aggregate over 1.0%
            of the initial mortgage pool balance.

                                                        NUMBER OF STATES
                                                           WHERE THE         AGGREGATE CUT-OFF       % OF INITIAL
                                                         PROPERTIES ARE        DATE PRINCIPAL        MORTGAGE POOL
  GROUP              PROPERTY NAMES                        LOCATED(1)             BALANCE               BALANCE
---------   ---------------------------------           ----------------     -----------------      ---------------

    1       EZ Self Storage - Pasadena                                            8,325,000              0.2%
            EZ Self Storage - Beltsville                                         11,190,000              0.3%
            EZ Self Storage - Catonsville                                         8,250,000              0.2%
            EZ Self Storage - Laurel                                              8,385,000              0.2%
            EZ Self Storage - Perring                                             8,510,000              0.2%
            EZ Storage - Chevrolet Drive                                         11,885,000              0.3%
            EZ Self Storage - Middlebrook                                         7,740,000              0.2%
            EZ Self Storage - Owings Mill                                         6,490,000              0.1%
            EZ Self Storage - South Bowie                                        11,950,000              0.3%
            EZ Self Storage - Bethesda                                           17,570,000              0.4%
            EZ Self Storage - Westminster                                         5,060,000              0.1%
            EZ Self Storage - Windsor Mill                                        4,645,000              0.1%
                                                                             -----------------      ---------------
            TOTAL                                              1                110,000,000              2.5%
                                                                             =================      ===============

                                       89

                                                        NUMBER OF STATES
                                                           WHERE THE         AGGREGATE CUT-OFF       % OF INITIAL
                                                         PROPERTIES ARE        DATE PRINCIPAL        MORTGAGE POOL
  GROUP              PROPERTY NAMES                        LOCATED(1)             BALANCE               BALANCE
---------   ---------------------------------           ----------------     -----------------      ---------------

    2       Discount Drug Mart Plaza - Carrollton                                 2,432,122              0.1%
            Gabriel Brothers Plaza - Kent                                         3,189,668              0.1%
            Discount Drug Mart Plaza - Hudson                                     2,566,857              0.1%
            Discount Drug Mart Plaza - Westlake                                   3,335,197              0.1%
            Camp Hill Shopping Center                                            65,000,000              1.5%
                                                                             -----------------      ---------------
            TOTAL                                              2                 76,523,843              1.7%
                                                                             =================      ===============

    3       Conejo Spectrum                                                      23,437,500              0.5%
            Landmark Center Office                                               14,925,000              0.3%
            3930 Watkins                                                         11,700,000              0.3%
                                                                             -----------------      ---------------
            TOTAL                                              3                 50,062,500              1.1%
                                                                             =================      ===============

    4       1351 Washington Blvd FIXED                                           27,464,243              0.6%
            400 Columbus                                                         20,000,000              0.5%
                                                                             -----------------      ---------------
            TOTAL                                              2                 47,464,243              1.1%
                                                                             =================      ===============

_____________________

(1)   Total represents number of states where properties within the subject group are located.

TERMS AND CONDITIONS OF THE MORTGAGE LOANS

      Due Dates. One hundred forty-one (141) of the mortgage loans, representing approximately 27.8% of the initial mortgage pool balance, provide for monthly debt service payments to be due on the first day of each month. One hundred sixty (160) of the mortgage loans, representing approximately 63.1% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the eighth day of each month. Twenty-four (24) of the mortgage loans, representing approximately 6.6% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the fifth day of each month. One
(1) of the mortgage loans, representing approximately 0.2% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the third day of each month. Five (5) of the mortgage loans representing approximately 1.3% of the initial mortgage pool balance provide for debt service payments due on the seventh day of each month. Two (2) of the mortgage loans, representing approximately 1.1% of the initial mortgage pool balance, provide for monthly debt-service payments to be due on the eleventh day of each month.

      Mortgage Rates; Calculations of Interest. In general, except as specified in the next sentence and as described below under "--ARD Loans" and
"--Converting Loans," each of the mortgage loans bears interest at a mortgage interest rate that, in the absence of default, is fixed until maturity. One (1)
mortgage loan (loan number 107, provides that the interest rate will vary throughout the mortgage loan term as follows: a fixed interest rate of 5.59%
through November 7, 2008; a fixed interest rate of 5.64% from November 8, 2008 through November 7, 2010; a fixed interest rate of 5.69% from November 8, 2010 through November 7, 2012; a fixed interest rate of 5.79% from November 8, 2012 through November 7, 2014; and a fixed interest rate of 5.84% from November 8,
2014 through and including the mortgage loan maturity date.

      The mortgage interest rate for each of the mortgage loans is shown on
Annex A-1 to this prospectus supplement. The mortgage interest rates of the mortgage loans range from 4.9900% per annum to 7.5000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.9533%
per annum. The mortgage interest rates of the mortgage loans in loan group 1 range from 4.9900% to 7.5000% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 5.8472% per annum. The mortgage interest rates of the mortgage loans in loan group 2 range from 5.4500%
to 7.4250% per annum and, as of the cut-off date, the weighted average of those mortgage interest rates was 6.2361% per annum.

      Except in the case of mortgage loans with anticipated repayment dates, none of the mortgage loans provides for negative amortization or for the deferral of interest.

                                       90

      Three hundred thirty (330) of the mortgage loans, representing approximately 99.1% of the initial mortgage pool balance (two hundred fifty-six
(256) mortgage loans in loan group 1, representing approximately 98.8% of the initial loan group 1 balance, and seventy-four (74) mortgage loans in loan group
2, representing approximately 100% of the initial loan group 2 balance), will accrue interest on an Actual/360 Basis. Three (3) of the mortgage loans, representing approximately 0.9% of the initial mortgage pool balance (three (3)
mortgage loans in loan group 1, representing approximately 1.2% of the initial loan group 1 balance) will accrue interest on a 30/360 Basis.

      Amortizing Balloon Loans. One hundred twelve (112) of the mortgage loans, representing approximately 17.2% of the initial mortgage pool balance (93 mortgage loans in loan group 1, representing approximately 20.6% of the initial loan group 1 balance, and 19 mortgage loans in loan group 2, representing approximately 8.1% of the initial loan group 2 balance), are characterized by--

      o     an amortization schedule that is significantly longer than the actual term of the subject mortgage loan; and

      o     a substantial payment being due with respect to the subject mortgage loan on its stated maturity date.

      These 112 mortgage loans do not include any of the subject mortgage loans described under "--Partial Interest-Only Balloon Loans" above and
"--Interest-Only Balloon and ARD Loans" below.

      Partial Interest-Only Balloon Loans. One hundred thirty-two (132) of the mortgage loans, representing approximately 35.4% of the initial mortgage pool balance (113 mortgage loans in loan group 1, representing approximately 45.6% of the initial loan group 1 balance, and (19 mortgage loans in loan group 2, representing approximately 8.2% of the initial loan group 2 balance), provide for the payment of interest only to be due on each due date until the expiration of a designated interest-only period, and the amortization of principal commencing on the due date following the expiration of such interest-only period on the basis of an amortization schedule that is significantly longer than the remaining term to stated maturity, with a substantial payment of principal to be due on the maturity date.

      Interest-Only Balloon Loans. Forty-seven (47) of the mortgage loans, representing approximately 43.0% of the initial mortgage pool balance
(thirty-eight (38) mortgage loans in loan group 1, representing approximately
28.4% of the initial loan group 1 balance, and nine (9) mortgage loans in loan group 2, representing approximately 81.7% of the initial loan group 2 balance)
require the payment of interest only until the related maturity date and provide for the repayment of the entire principal balance on the related maturity date.

      Fully Amortizing Loans. Thirty (30) of the mortgage loans, representing approximately 0.9% of the initial mortgage pool balance (three (3) mortgage loan in loan group 1, representing approximately 0.5% of the initial loan group 1 balance, and twenty-seven (27) mortgage loans in loan group 2, representing approximately 1.9% of the initial loan group 2 balance), is characterized by--

      o     constant monthly debt service payments throughout the substantial term of the mortgage loan; and

      o     amortization schedules that are approximately equal to the actual terms of the mortgage loan.

      This fully amortizing loan has neither--

      o     an anticipated repayment date; nor

      o     the associated repayment incentives.

      ARD Loans. Twelve (12) of the mortgage loans, representing approximately
3.6% of the initial mortgage pool balance and approximately 4.9% of the initial loan group 1 balance, are characterized by the following features:

      o     a maturity date that is more than 10 years following origination;

                                       91

      o     the designation of an anticipated repayment date that is generally 5 to 10 years following origination; the anticipated repayment date for each such mortgage loan is listed on Annex A-1 to this prospectus supplement;

      o     the ability of the related borrower to prepay the mortgage loan, without restriction, including without any obligation to pay a prepayment premium or a yield maintenance charge, at any time on or after a date that is generally one to six months prior to the related anticipated repayment date;

      o     until its anticipated repayment date, the calculation of interest at its initial mortgage interest rate;

      o     from and after its anticipated repayment date, the accrual of interest at a revised annual rate that will be in excess of its initial mortgage interest rate;

      o     the deferral of any additional interest accrued with respect to the mortgage loan from and after the related anticipated repayment date at the difference between its revised mortgage interest rate and its initial mortgage interest rate. This post-anticipated repayment date additional interest may, in some cases, compound at the new revised mortgage interest rate. Any post-anticipated repayment date additional interest accrued with respect to the mortgage loan following its anticipated repayment date will not be payable until the entire principal balance of the mortgage loan has been paid in full; and

      o     from and after its anticipated repayment date, the accelerated amortization of the mortgage loan out of any and all monthly cash flow from the corresponding mortgaged real property which remains after payment of the applicable monthly debt service payments, permitted operating expenses, capital expenditures and/or funding of any required reserves. These accelerated amortization payments and the post-anticipated repayment date additional interest are considered separate from the monthly debt service payments due with respect to the mortgage loan.

      Three (3) of the above-identified twelve (12) ARD loans, representing approximately 2.0% of the initial mortgage pool balance and approximately 2.7%
of the initial loan group 1 balance, require the payment of interest only until the expiration of a designated period and the payment of principal following the interest only period.

      As discussed under "Ratings" in this prospectus supplement, the ratings on the respective classes of offered certificates do not represent any assessment of whether any mortgage loan having an anticipated repayment date will be paid in full by its anticipated repayment date or whether and to what extent post-anticipated repayment date additional interest will be received.

      In the case of each ARD loan, the related borrower has agreed to enter into a cash management agreement prior to the related anticipated repayment date if it has not already done so. The related borrower or the manager of the corresponding mortgaged real property will be required under the terms of that cash management agreement to deposit or cause the deposit of all revenue from that property received after the related anticipated repayment date into a designated account controlled by the lender under such mortgage loan.

      Any amount received in respect of additional interest payable on the ARD
Loans will be distributed to the holders of the class Z certificates. Generally, additional interest will not be included in the calculation of the mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. With respect to such mortgage loans, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the anticipated repayment date.

                                       92

      Converting Loans. Thirty-five (35) of the mortgage loans, representing approximately 0.8% of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing approximately 0.2% of the initial loan group 1 balance and thirty (30) mortgage loans in loan group 2, representing approximately 2.3% of the initial loan group 2 balance, are characterized by the following features:

      o     a maturity date that is 15 years (five (5) of the mortgage loans) or
            30 years (thirty (30) of the mortgage loans) after mortgage loan origination;

      o     a fixed interest rate for the first 10 years of the mortgage loan term, followed by an adjustable interest rate period, during which period, the interest rate will adjust, based on a specified index, every six months, provided that such adjusted interest rate has a floor set at the related initial fixed interest rate; and

      o     voluntary prepayment, in whole or in part (with respect to twenty
            (20) of the mortgage loans, after a lockout period, as specified in the related mortgage loan documents) with a prepayment premium percentage that reduces over time (such period, the Prepayment
            Premium Period);

      o     open prepayment (ranging from 61-253 months) following the
            Prepayment Premium Period.

      Any amount received in respect of additional interest (accruing at a rate in excess of the initial fixed interest rate) payable on the Converting Loans will be distributed to the holders of the class Y certificates. Generally, additional interest will not be included in the calculation of the mortgage interest rate for a mortgage loan, and will only be paid after the outstanding principal balance of the mortgage loan together with all interest thereon at the mortgage interest rate has been paid. With respect to such mortgage loans, no prepayment premiums or yield maintenance charges will be due in connection with any principal prepayment after the related open prepayment period.

      Twenty-seven (27) of the 35 Converting Loans, representing approximately
0.5% of the initial mortgage pool balance and approximately 1.9% of the initial loan group 2 balance, are fully-amortizing loans, as described above.

      Six (6) of the 35 Converting Loans, representing approximately 0.1% of the initial mortgage pool balance five (5) mortgage loans in loan group 1, representing approximately 0.2% of the initial loan group 1 balance, and one (1)
loan in loan group 2, representing approximately 0.1% of the initial loan group
2 balance), are amortizing balloon loans, as described above.

      Two (2) of the 35 converting loans listed above, representing approximately 0.1% of the initial mortgage pool balance and approximately 0.3%
of the initial loan group 2 balance, are interest-only balloon loans, as described above.

      Recasting of Amortization Schedules. Some of the mortgage loans provide for a recast of the amortization schedule and an adjustment of the monthly debt service payments on the mortgage loan upon application of specified amounts of condemnation proceeds or insurance proceeds, or in certain cases, upon a partial prepayment, to pay the related unpaid principal balance.

      Voluntary Prepayment Provisions. In general (except as described below under "--Prepayment Lock-out Periods"), at origination, the mortgage loans provided for a prepayment lock-out period, during which voluntary principal prepayments were prohibited, followed by:

      o     a prepayment consideration period during which voluntary prepayments must be accompanied by prepayment consideration, followed by an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration; or

      o     an open prepayment period, during which voluntary principal prepayments may be made without any prepayment consideration.

                                       93

      All of the mortgage loans permit voluntary prepayment without payment of a yield maintenance charge or prepayment premium at any time during the final one to 253 payment periods prior to the stated maturity date or anticipated repayment date. Additionally, none of the mortgage loans with anticipated repayment dates requires a yield maintenance charge after the anticipated repayment date.

      The prepayment terms of each of the mortgage loans are more particularly described in Annex A-1 to this prospectus supplement.

      As described below under "--Defeasance Loans," most of the mortgage loans will permit the related borrower to obtain a full or partial release of the corresponding mortgaged real property from the related mortgage lien by delivering U.S. government securities as substitute collateral. None of these mortgage loans will permit defeasance prior to the second anniversary of the date of initial issuance of the offered certificates.

      Prepayment Lock-out Periods. Except as described below in the second following sentence, in the case of two hundred ninety-eight (298) of the mortgage loans, representing approximately 95.9% of the initial mortgage pool balance (and approximately 94.8% of the initial loan group 1 balance and approximately 98.8% of the initial loan group 2 balance), the related loan documents provide for prepayment lock-out periods as of the cut-off date and, in most cases (see "--Defeasance Loans" below), a period during which they may be defeased but not prepaid. The weighted average remaining prepayment lock-out period and defeasance period of the mortgage loans as of the cut-off date is approximately 100 months (approximately 99 months for the mortgage loans in loan group 1 and approximately 105 months for the mortgage loans in loan group 2). In the case of thirty-five (35) mortgage loans representing in the aggregate approximately 4.1% of the initial mortgage pool balance (and approximately 5.2%
of the initial loan group 1 balance and approximately 1.2% of the initial loan group 2 balance), the related borrower may prepay the mortgage loan, in whole or in some cases in part, on any payment date with the payment of yield maintenance amount or a prepayment penalty.

      In the case of forty (40) mortgage loans, representing 7.5% of the initial mortgage pool balance (Twenty-two (22) mortgage loans in loan group 1, representing approximately 8.5% of the initial loan group 1 balance, and eighteen (18) mortgage loans in loan group 2, representing approximately 4.9% of the initial loan group 2 balance) the related borrower may, following the initial lockout period, prepay the mortgage loan with prepayment consideration
(i.e. a yield maintenance amount or a prepayment premium, as provided in the related loan documents).

      In the case of fifteen (15) mortgage loans, representing approximately
3.0% of the initial mortgage pool balance (twelve (12) mortgage loans in loan group 1, representing approximately 3.9% of the initial loan group 1 balance, and three (3) mortgage loans in loan group 2, representing approximately 0.6% of the initial loan group 2 balance), the related loan documents provide for an initial lockout period followed by a period during which the subject mortgage loan may be prepaid with prepayment consideration or defeased.

      In the case of four (4) mortgage loans, representing approximately 2.0% of the initial mortgage pool balance (three (3) mortgage loans in loan group 1, representing approximately 2.4% of the initial loan group 1 balance, and one (1)
mortgage loan in loan group 2, representing approximately 1.2% of the initial loan group 2 balance), the related loan documents provide for an initial lockout period followed by a period during which the subject mortgage loan may only be defeased, followed by a period during which the subject mortgage loan may only be prepaid with prepayment consideration.

      In the case of three (3) mortgage loans, representing approximately 1.0%
of the initial mortgage pool balance (two (2) mortgage loans in loan group 1, representing approximately 1.1% of the initial loan group 1 balance, and one (1)
mortgage loan in loan group 2, representing approximately 1.0% of the initial loan group 2 balance), the related loan documents provide for an initial lockout period followed by a period during which the subject mortgage loan may only be prepaid with prepayment consideration, followed by a period during which the subject mortgage loan may be prepaid with prepayment consideration or defeased.

      Notwithstanding otherwise applicable lock-out periods, partial prepayments of some of the mortgage loans will be required under the circumstances described under "Risk Factors--Risks Related to the Mortgage Loans--Options and Other
Purchase Rights May Affect Value or Hinder Recovery with Respect to the
Mortgaged Real

                                       94

Properties," "--Terms and Conditions of the Mortgage Loans--Other Prepayment
Provisions" and "--Mortgage Loans Which May Require Principal Paydowns" below.

      Prepayment Consideration. Ninety-seven (97) of the mortgage loans, representing approximately 17.6% of the initial mortgage pool balance
(fifty-nine (59) mortgage loans in loan group 1, representing approximately
20.9% of the initial loan group 1 balance, and thirty-eight (38) mortgage loans in loan group 2, representing approximately 8.8% of the initial loan group 2 balance), provide for the payment of prepayment consideration in connection with a voluntary prepayment during part of the loan term, in some cases, following an initial prepayment lock-out period. That prepayment consideration is calculated on the basis of either a percentage of the amount to be prepaid or a yield maintenance formula that is, in some cases, based on the greater of a percentage of the principal amount prepaid and the yield maintenance formula.

      Prepayment premiums and yield maintenance charges received on the mortgage loans, whether in connection with voluntary or involuntary prepayments, will be allocated and paid to the certificateholders in the amounts and in accordance with the priorities described under "Description of the Offered
Certificates--Payments--Payments of Prepayment Premiums and Yield Maintenance
Charges" in this prospectus supplement. However, limitations may exist under applicable state law on the enforceability of the provisions of the mortgage loans that require payment of prepayment premiums or yield maintenance charges.
In addition, in the event of a liquidation of a defaulted mortgage loan, prepayment consideration will be one of the last items to which the related liquidation proceeds will be applied. Neither we nor the underwriters make, and none of the mortgage loan sellers has made, any representation or warranty as to the collectability of any prepayment premium or yield maintenance charge with respect to any of the mortgage loans or with respect to the enforceability of any provision in a mortgage loan that requires the payment of a prepayment premium or yield maintenance charge. See "Risk Factors--Yield Maintenance
Charges or Defeasance Provisions May Not Fully Protect Against Prepayment Risk"
in this prospectus supplement, "Risk Factors--Some Provisions in the Mortgage
Loans Underlying Your Offered Certificates May Be Challenged As Being
Unenforceable--Prepayment Premiums, Fees and Charges" and "Legal Aspects of
Mortgage Loans--Default Interest and Limitations on Prepayments" in the
accompanying base prospectus.

      Other Prepayment Provisions. Generally, the mortgage loans provide that condemnation proceeds and insurance proceeds may be applied to reduce the mortgage loan's principal balance, to the extent such funds will not be used to repair the improvements on the mortgaged real property or given to the related borrower, in many or all cases without prepayment consideration. In addition, some of the mortgage loans may also in certain cases permit, in connection with the lender's application of insurance or condemnation proceeds to a partial prepayment of the related mortgage loan, the related borrower to prepay the entire remaining principal balance of the mortgage loan, in many or all cases without prepayment consideration.

      Investors should not expect any prepayment consideration to be paid in connection with any mandatory partial prepayment described in the prior paragraph.

      Additionally, the exercise of a purchase option by a tenant with respect to all or a portion of a mortgaged real property may result in the related mortgage loan being prepaid during a period when voluntary prepayments are otherwise prohibited.

      Due-on-Sale and Due-on-Encumbrance Provisions. All of the mortgage loans contain both a due-on-sale clause and a due-on-encumbrance clause. In general, except for the permitted transfers discussed in the next paragraph, these clauses either--

      o     permit the holder of the related mortgage to accelerate the maturity of the mortgage loan if the borrower sells or otherwise transfers or encumbers the corresponding mortgaged real property without the consent of the holder of the mortgage; or

      o     prohibit the borrower from transferring or encumbering the corresponding mortgaged real property without the consent of the holder of the mortgage.

See, however, "Risk Factors--The Investment Performance of Your Offered
Certificates Will Depend Upon Payments, Defaults and Losses on the Underlying
Mortgage Loans; and Those Payments, Defaults and Losses May Be Highly
Unpredictable--Delinquencies, Defaults and Losses on the Underlying Mortgage
Loans May Affect the

                                       95

Amount and Timing of Payments on Your Offered Certificates; and the Rate and
Timing of Those Delinquencies and Defaults, and the Severity of Those Losses,
are Highly Unpredictable," "--Some Provisions in the Mortgage Loans Underlying
Your Offered Certificates May Be Challenged as Being Unenforceable--Due-on-Sale
and Debt Acceleration Clauses" and "Legal Aspects of Mortgage Loans--Due on Sale
and Due-on-Encumbrance Provisions" in the accompanying base prospectus.

         Many of the mortgage loans permit one or more of the following types of transfers:

      o     transfers of the corresponding mortgaged real property if specified conditions are satisfied, which conditions normally include one or both of the following--

            1.    confirmation by each applicable rating agency that the
                  transfer will not result in a qualification, downgrade or
                  withdrawal of any of its then-current ratings of the
                  certificates; or

            2.    the reasonable acceptability of the transferee to the lender;

      o     a transfer of the corresponding mortgaged real property to a person that is affiliated with or otherwise related to the borrower or the sponsor;

      o     transfers by the borrower of the corresponding mortgaged real property to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or standards specified in the related loan documents;

      o     transfers of ownership interests in the related borrower to specified entities or types of entities or entities satisfying the minimum criteria relating to creditworthiness and/or other standards specified in the related loan documents;

      o     a transfer of non-controlling ownership interests in the related borrower;

      o     a transfer of a controlling ownership interest in the related borrower, subject to (i) receipt of written confirmation from the rating agencies that the proposed transfer would not result in a qualification, downgrade or withdrawal of any of the then current ratings of the offered certificates, (ii) lender consent or (iii)
            there being no change in the management of the mortgaged real property;

      o     involuntary transfers caused by the death of any owner, general partner or manager of the borrower;

      o     issuance by the related borrower of new partnership or membership interests, so long as there is no change in control of the related borrower;

      o     a transfer of ownership interests for estate planning purposes;

      o     changes in ownership between existing partners and members of the related borrower;

      o     a required or permitted restructuring of a tenant-in-common group of borrowers into a single purpose successor borrower;

      o     transfers of shares in a publicly held corporation or in connection with the initial public offering of a private company;

      o     with respect to tenant-in-common borrowers, transfers among and/or to additional tenant-in-common borrowers; or

      o     other transfers similar in nature to the foregoing.

                                       96

      Mortgage Loans Which May Require Principal Paydowns. Six (6) mortgage loans (loan numbers 36, 61, 81, 82, 136 and 264, representing approximately 1.5%
of the initial mortgage pool balance (five (5) mortgage loans in loan group 1, representing approximately 2.0% of the initial loan group 1 balance, and one (1)
mortgage loan in loan group 2, representing approximately 0.2% of the initial loan group 2 balance) are secured by letters of credit or cash reserves that in each such case:

      o     in the case of four (4) mortgage loans (loan numbers 36, 61, 136 and
            264), representing approximately 1.2% of the initial mortgage pool balance (three (3) mortgage loans in loan group 1, representing approximately 1.6% of the initial loan group 1 balance, and one (1)
            mortgage loan in loan group 2, representing approximately 0.2% of the initial loan group 2 balance), such letters of credit or cash reserves may be released to the related borrower upon satisfaction by the related borrower of certain performance related conditions, which may include, in some cases, meeting debt service coverage ratio levels and/or satisfying leasing conditions; or

      o     in the case of two (2) mortgage loans (loan numbers 81 and 82), representing approximately 0.3% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, such mortgage loans provide that any excess cash remaining after payment of amounts due under the related mortgage loan, each a part of a
            Loan Combination, will be applied toward the outstanding principal balance of the related mortgage loan without any prepayment premium or yield maintenance charge. See the related amortization schedules set forth on Annex A-5 and A-6 to this prospectus supplement.

      See also "--Other Prepayment Provisions" above.

      Defeasance Loans. Two hundred fifty-eight (258) mortgage loans, representing approximately 88.4% of the initial mortgage pool balance (two hundred seventeen (217) mortgage loans in loan group 1, representing approximately 86.3% of the initial loan group 1 balance and 41 mortgage loans in loan group 2, representing approximately 93.9% of the initial loan group 2 balance), permit the borrower to defease the related mortgage loan, in whole or in part, by delivering U.S. government securities or other non-callable government securities within the meaning of Section 2(a)(16) of the Investment
Company Act of 1940 and that satisfy applicable U.S. Treasury regulations regarding defeasance, as substitute collateral during a period in which voluntary prepayments are prohibited. See "--Prepayment Lock-out Periods" in this prospectus supplement.

      Each of these mortgage loans permits the related borrower, during the applicable specified periods and subject to the applicable specified conditions, to pledge to the holder of the mortgage loan the requisite amount of government securities and obtain a full or partial release of the mortgaged real property.
In general, the government securities that are to be delivered in connection with the defeasance of any mortgage loan, must provide for a series of payments that--

      o     will be made prior, but as closely as possible, to all successive due dates through and including the first day of the "open period"
            (the date on which prepayment is permitted without the payment of any prepayment premium or yield maintenance charge), the maturity date or, if applicable, the related anticipated repayment date; and

      o     will, in the case of each due date, be in a total amount equal to or greater than the monthly debt service payment scheduled to be due on that date, together with, in the case of the last due date, any remaining defeased principal balance, with any excess to be returned to the related borrower.

      For purposes of determining the defeasance collateral for each of these mortgage loans that has an anticipated repayment date, that mortgage loan will be treated as if a balloon payment is due on its anticipated repayment date.

      If fewer than all of the real properties securing any particular mortgage loan or group of cross-collateralized mortgage loans are to be released in connection with any defeasance, the requisite defeasance collateral will be calculated based on any one or more of: (i) the allocated loan amount for the property to be released and the portion of the monthly debt service payments attributable to the property to be released, (ii) an estimated or otherwise determined sales price of the property to be released or (iii) the achievement or maintenance of a specified debt

                                       97

service coverage ratio with respect to the real properties that are not being released. Seventeen (17) mortgage loans, representing approximately 24.1% of the initial mortgage pool balance (fourteen (14) mortgage loans in loan group 1, representing approximately 7.3% of the initial loan group 1 balance, and three
(3) mortgage loan in loan group 2, representing approximately 68.9% of the initial loan group 2 balance, permit the partial release of collateral in connection with partial defeasance.

      In connection with any delivery of defeasance collateral, the related borrower will be required to deliver a security agreement granting the trust a first priority security interest in the defeasance collateral, together with an opinion of counsel confirming the first priority status of the security interest.

      None of the mortgage loans may be defeased prior to the second anniversary of the date of initial issuance of the certificates.

      See "Risk Factors--Risks Related to the Offered Certificates--Yield
Maintenance Charges or Defeasance Provisions May Not Fully Protect Against
Prepayment Risk" in this prospectus supplement.

Collateral Substitution and Partial Releases Other Than In Connection With
Defeasance

      In addition to the release of a mortgaged real property in connection with full or partial defeasance, certain of the loan documents provide for (i) the substitution of an individual mortgaged real property for another property, (ii)
the partial release of a portion of the mortgaged real property upon a partial prepayment with yield maintenance or other prepayment consideration or (iii) the free release of a portion of the mortgaged real property, which portion is undeveloped, non-income producing or an out-parcel, and/or which portion was not material in the underwriting of the mortgage loan (even if it was included in the appraised value of the mortgaged real property). Below is a description of the mortgage loans that permit property substitution and partial release upon a partial prepayment.

         Property Substitutions.

      In the case of one (1) mortgage loan (loan number 6), representing approximately 1.5% of the initial mortgage pool balance and approximately 2.1%
of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the related mortgaged real property with another parcel of real property subject to the satisfaction of certain conditions, including:

      o     the loan to value ratio after giving effect to the proposed property substitution is no greater than the lesser of the loan to value ratio as of the origination date and the loan to value ratio immediately prior to the proposed property substitution;

      o     after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all the individual properties for the preceding 12 months will be no less than the greater of (x) the debt service coverage ratio as of the origination date, and (y) the debt service coverage ratio immediately prior to the property substitution.

      In the case of one (1) mortgage loan (loan number 40), representing approximately 0.5% of the initial mortgage pool balance and approximately 0.8%
of the initial loan group 1 balance, the related borrower may obtain release of a property by substituting another property for it, subject to certain conditions, including:

      o     receipt of a current appraisal showing that the substitute property has an appraised value and financial operating history equal or greater than the release property;

      o     that the substitute property is located in same geographic area with equal or better customer demographics, equal or less business competition, and equal or greater traffic flows than the release property; and

      o     receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification, downgrade or withdrawal of any of the then current ratings of the
            certificates.

                                       98

      In the case of one (1) mortgage loan (loan number 63), representing approximately 0.3% of the initial mortgage pool balance and approximately 0.5%
of the initial loan group 1 balance, the related borrower may from time to time substitute a portion of the related mortgaged real property with another parcel of real property subject to the satisfaction of certain conditions, including:

      o     the purchase price of the proposed substitution property is equal to or less than the sales price of the proposed substitute release property;

      o     the proposed substitution property must be located in the state of
            South Carolina;

      o     delivery to lender of an appraisal for the substitution property and the release property;

      o     the loan to value ratio after giving effect to the proposed property substitution is no greater than the lesser of the loan to value ratio as of the origination date and the loan to value ratio immediately prior to the proposed property substitution;

      o     after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all the individual properties for the preceding 12 months will be no less than the greater of (x) the debt service coverage ratio as of the origination date, and (y) the debt service coverage ratio immediately prior to the property substitution; and

      o     receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification, downgrade or withdrawal of any of the then current ratings of the
            certificates.

      In the case of one (1) mortgage loan (loan number 179), representing approximately 0.1% of the of the initial mortgage pool balance and approximately
0.2% of the initial loan group 1 balance, the related borrower may obtain release of no more than one property by substituting another property for it, subject to certain conditions, including:

      o     that the substitute property has equal or better market
            characteristics and locational attributes than the release property
            (i.e., submarket strength, population and accessibility); and

      o     receipt of written confirmation from the rating agencies that the proposed substitution will not result in a qualification, downgrade or withdrawal of any of the then current ratings of the
            certificates.

      In the case of two cross-collateralized mortgage loans (loan numbers 81 and 82), that are secured by the mortgaged real properties identified on Annex
A-1 to this prospectus supplement as 10000 Business Blvd. and 4010 Airpark
Drive, representing approximately 0.3% of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, the related borrower may, from time to time, substitute a mortgaged real property with another real property, subject to the satisfaction of certain conditions, including:

      o     the then-current market value of any proposed substitute property is equal to or greater than the market value of the property
            immediately prior to the property substitution, in each case as determined by an MAI appraisal acceptable to lender;

      o     if prior to the date on which the loan documents permit the release of the cross (the "Uncross Date"), the ratio of the (A) current principal balance of the loan secured by the property to be substituted plus the current principal balance of the loan secured by the other mortgaged real property to (B) the value of the proposed substitute property plus the value of the other mortgaged real property must be less than 100%;

      o     if on or after the Uncross Date, then the ratio of (A) the current principal balance of the mortgage loan secured by the property to be substituted to (B) the market value of the proposed substitute property is less than 100%;

                                       99

      o     receipt and approval of amendments to the lease with respect to the substitute property.

      Property Releases.

      In the case of one (1) mortgage loan (loan number 1), representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4%
of the initial group 2 balance, the related loan documents permit the release of certain development rights consisting of approximately 700,000 square feet of so called "excess development floor area ratio" associated with the mortgaged real property from the lien of the related mortgage and the other applicable loan documents upon satisfaction of certain conditions, including, without limitation, the payment of an amount equal to the greater of (1) the disposition proceeds related to such rights that are the subject of the sale, exchange, transfer, assignment or other disposition and (2) $225.00 per square foot. of rights being released; provided that any such release of development rights prior to the defeasance lockout period must be accompanied by the applicable yield maintenance premium; provided, further, that any disposition paid after the permitted defeasance date will be allocated pro rata between the Peter
Cooper Village and Stuyvesant Town Loan Combination and each of the related mezzanine loans.

      With respect to such mortgage loan, the related documents also permit a release of individual parcels subject to casualty, or condemnation, upon satisfaction of certain conditions, including, without limitation:

      o     payment of an amount equal to 110% of the fair market value of the release parcel immediately prior to such damage, destruction or taking;

      o     the debt service coverage ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage is not less than 1.00x;

      o     the loan to value ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage is not greater than seventy percent (70%); and

      o     receipt of written confirmation from the rating agencies that the proposed partial release will not result in a qualification, downgrade or withdrawal of any of the then current ratings of the certificates.

      Each related release of a building or parcel (other than in connection with a condemnation) is subject to the remainder of the Peter Cooper Village and
Stuyvesant Town mortgaged real property (i) for the first 10 releases (including development rights releases and releases in connection with partial defeasance), having a debt service coverage ratio of not less than the lesser of (A) debt service coverage ratio immediately prior to the release and (B) 1.00x, and (ii)
for each release thereafter, a debt service coverage ratio of not less than
1.00x and in each instance after the release of 10 buildings or parcels
(including development rights releases and releases in connection with partial defeasance), a loan to value ratio of not more than 70%. Any prepayment received in connection with a release will be applied pro rata to each of the mortgage notes based on the principal amount evidenced by each such note.

      In the case of three (3) mortgage loans (loan number 13, 14 and 15), which are cross-collateralized and cross-defaulted with each other, representing approximately 1.0% of the initial mortgage pool balance and approximately 1.4%
of the initial group 1 balance, the related loan documents permit the entirety of the mortgaged real property securing a mortgage loan in the related portfolio to be released from the lien of the related mortgage and the other applicable loan documents upon satisfaction of certain conditions, including, without limitation:

      o     payment of the outstanding principal balance of the related mortgage loan secured by the release property, together with the applicable yield maintenance premium;

      o     payment of a prepayment charge; and

      o     the debt service coverage ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage being not less than 2.15x.

                                       100

      In the case of one (1) mortgage loan (loan number 39), representing approximately 0.6% of the initial mortgage pool balance and approximately 2.2%
of the initial group 2 balance, the related loan documents permit a designated parcel of the related mortgaged real property to be released from the lien of the related mortgage and the other applicable loan documents upon satisfaction of certain conditions, including, without limitation:

      o     payment of a prepayment penalty;

      o     payment of a release price equal to 115% of the allocated loan amount for the release parcel; and

      o     the debt service coverage ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage being not less than 1.20x.

      In the case of one (1) mortgage loan (loan number 58), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Homewood Suites by Jacksonville, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, the previous owner of the mortgaged real property retained the option to purchase such property if the hotel remains closed for a period of 90 consecutive days (for reasons other than casualty or condemnation) at a purchase price equal to the lesser of fair market value of the mortgaged real property or loan payoff amount (including yield maintenance costs). The related mortgage loan sponsors have provided a recourse guaranty covering any losses incurred by the lender arising from the exercise of the repurchase option. There can be no assurance that the fair market value of the mortgaged real property will cover the loan amount.

      In the case of one (1) mortgage loan (loan number 116), representing approximately 0.2% of the of the initial mortgage pool balance and approximately
0.3% of the initial loan group 1 balance, the related loan documents permit any of the constituent parcels comprising the mortgaged real property to be released from the lien of the related mortgage, subject to certain conditions, including:

      o     payment of a prepayment charge;

      o     payment of release price equal to 150% of allocated loan amount for the release property,

      o     the debt service ratio immediately following such partial release with respect to the remaining mortgaged real property is not less than 1.45x; and

      o     the loan-to-value ratio immediately following such partial release with respect to the remaining mortgaged real property is not greater than 73%.

      In the case of one (1) mortgage loan (loan number 225), representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1%
of the initial group 1 balance, the related loan documents permit a designated parcel of the related mortgaged real property to be released from the lien of the mortgage upon satisfaction of certain conditions, including, without limitation:

      o     prepayment of the mortgage loan in an amount equal to the greater of
            (i) 100% of the allocated net proceeds received for the released parcel or (ii) $595,000, together with a yield maintenance premium;

      o     the debt service coverage ratio for the property that remains subject to the mortgage equaling or exceeding the greater of (i) a debt service coverage ratio of 1.40x and (ii) the debt service coverage ratio immediately prior to such release;

      o     there being no event of default at the time such release is requested or at the time such release is consummated; and

      o     after release the remaining parcel having a sufficient number of parking spaces available to satisfy the applicable legal
            requirements and all leases affecting the remaining parcel not being in violation of any legal requirements.

                                       101

      In the case of one (1) mortgage loan (loan number 248), representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1%
of the initial group 1 balance, the related loan documents permit a designated parcel of the related mortgaged real property to be released from the lien of the related mortgage and the other applicable loan documents upon satisfaction of certain conditions, including:

      o     prepayment of an amount which, when deducted from the then current outstanding principal balance, would cause the loan to value ratio for the remaining portion of the mortgaged real property to be no more than 60% and the debt service coverage ratio for the remaining portion of the mortgaged real property to be no less than 1.40x, provided, however, no such prepayment shall be required unless necessary to cause the specified loan to value and debt service coverage ratios to be achieved;

      o     if a payment is made as described above, payment of the applicable yield maintenance premium;

      o     no event of default exists; and

      o     appropriate easement rights are granted burdening the release parcel and benefiting the remaining portion of the mortgaged real property.

      In the case of two (2) mortgage loan (loan numbers 268 and 281), representing approximately 0.1% of the initial mortgage pool balance and approximately 0.1% of the initial group 1 balance, the related loan documents permit a designated parcel of the related mortgaged real property to be released from the lien of the related mortgage and the other applicable loan documents after January 31, 2010 upon satisfaction of certain conditions, including, without limitation:

      o     payment of a prepayment charge;

      o     payment of a release price equal to 125% of the allocated loan amount for the release parcel;

      o     the debt service coverage ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage being not less than 1.20x; and

      o     the loan to value ratio immediately following such partial release with respect to the mortgaged real property that remains subject to the mortgage being not greater than eighty percent (80%) (based on an update of the appraisal prepared for the mortgage loan).

MORTGAGE POOL CHARACTERISTICS

      General. A detailed presentation of various characteristics of the mortgage loans, and of the corresponding mortgaged real properties, on an individual basis and in tabular format, is shown on Annexes A-1, A-2, B and C to this prospectus supplement. Some of the terms that appear in those exhibits, as well as elsewhere in this prospectus supplement, are defined or otherwise discussed in the glossary to this prospectus supplement. The statistics in the tables and schedules on Annexes A-1, A-2, B and C to this prospectus supplement were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. The information and the operating statements were generally unaudited and have not been independently verified by us or the underwriters.

                                       102

SIGNIFICANT MORTGAGE LOANS

      The following table shows certain characteristics of the ten largest mortgage loans or groups of cross-collateralized mortgage loans in the trust, by cut-off date principal balance.

                                                                                                % OF
                                                                                               INITIAL        % OF
                                                                                    % OF        LOAN        INITIAL
                                          NUMBER                                  INITIAL      GROUP 1        LOAN
                             MORTGAGE       OF       MORTGAGED    CUT-OFF DATE    MORTGAGE    MORTGAGE      GROUP 2
                               LOAN      MORTGAGE      REAL        PRINCIPAL        POOL        POOL        MORTGAGE
        LOAN NAME             SELLER       LOANS    PROPERTIES      BALANCE       BALANCE      BALANCE    POOL BALANCE
-------------------------   ---------    ---------  -----------  --------------  ----------  -----------  ------------

Peter Cooper Village and       MLML           1         2        $  800,000,000    18.1%        0.0%         66.4%
   Stuyvesant Town(2)(3)
Tower 45                       MLML           1         1        $  170,000,000     3.8%        5.3%          0.0%
Hotel Gansevoort                CRF           1         1        $  125,000,000     2.8%        3.9%          0.0%
Renaissance Austin Hotel       MLML           1         1        $   83,000,000     1.9%        2.6%          0.0%
Resurgens Plaza               KeyBank         1         1        $   82,000,000     1.9%        2.6%          0.0%
HSA Memphis Industrial          CRF           1        15        $   67,000,000     1.5%        2.1%          0.0%
   Portfolio
Camp Hill Shopping Center     KeyBank         1         1        $   65,000,000     1.5%        2.0%          0.0%
Medical Centre of Santa         CRF           1         1        $   62,000,000     1.4%        1.9%          0.0%
   Monica
Holiday Inn Express -          IXIS           1         1        $   55,000,000     1.2%        1.7%          0.0%
   Chelsea
Miami Airport Industrial        CRF           1         1        $   53,500,000     1.2%        1.7%          0.0%
   Parks
Total/Wtd. Avg.                              10        25        $1,562,500,000    35.4%       23.7%         66.4%

                                                        CUT-OFF
                                                          DATE
                                                       PRINCIPAL              CUT-OFF
                                          PROPERTY      BALANCE                DATE
                             PROPERTY       SIZE          PER                   LTV
        LOAN NAME              TYPE      SF/UNIT(1)     SF/UNIT       DSCR     RATIO
-------------------------   -----------  -----------   -----------   ------   -------

Peter Cooper Village and    Multifamily     11,227     $  267,213     1.70     55.6
   Stuyvesant Town(2)(3)
Tower 45                      Office       443,956     $      383     1.17     52.3
Hotel Gansevoort            Hospitality        187     $  668,449     1.49     61.3
Renaissance Austin Hotel    Hospitality        492     $  168,699     1.57     76.9
Resurgens Plaza               Office       393,107     $      209     1.22     72.6
HSA Memphis Industrial      Industrial   1,586,544     $       42     1.35     78.8
   Portfolio
Camp Hill Shopping Center     Retail       466,195     $      139     1.20     74.8
Medical Centre of Santa       Office       204,747     $      303     1.65     63.3
   Monica
Holiday Inn Express -       Hospitality        228     $  241,228     1.38     58.5
   Chelsea
Miami Airport Industrial    Industrial     746,189     $       72     1.37     79.9
   Parks
Total/Wtd. Avg.                                                       1.53x    60.8

_____________________

(1)   Property size is indicated in square feet, except with respect to hospitality properties (in which case it is indicated in rooms).

(2)   It has been confirmed to us by S&P, Moody's and Fitch, in accordance with their respective methodologies, that the indicated mortgage loan has credit characteristics consistent with investment grade-rated obligations.

(3)   Calculations with respect to the Peter Cooper Village and Stuyvesant Town
      Trust Mortgage Loan are based on the aggregate principal balance of the
      Peter Cooper Village and Stuyvesant Town Loan Combination.

      See Annex C to this prospectus supplement for descriptions of the ten largest mortgage loans or groups of cross-collateralized mortgage loans.

THE LOAN COMBINATIONS

      General. The mortgage pool will include seven (7) mortgage loans that are each part of a separate Loan Combination. Each of those Loan Combinations consists of the particular mortgage loan that we intend to include in the trust and one or more other mortgage loans that we will not include in the trust. Each mortgage loan comprising a particular Loan Combination is evidenced by a separate promissory note. The aggregate debt represented by the entire Loan
Combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged real property or properties. The mortgage loans that are part of a particular Loan Combination are obligations of the same borrower and are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a Loan Combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is effected either through one or more co-lender agreements or other intercreditor arrangements to which the respective holders of the subject promissory notes are parties or may be reflected by virtue of relevant provisions contained in the subject promissory notes and a common loan agreement. Such co-lender agreements or other intercreditor arrangements will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a Loan Combination.

                                       103

      The table below identifies each mortgage loan that is part of a Loan
Combination.

                                                                                              U/W DSCR (NCF) AND CUT-OFF DATE
                       MORTGAGE LOANS THAT ARE                                RELATED        LOAN-TO-VALUE RATIO OF ENTIRE LOAN
                     PART OF A LOAN COMBINATION                           NON-TRUST LOANS               COMBINATION
---------------------------------------------------------------------    ------------------  -----------------------------------

        TRUST MORTGAGE LOAN             CUT-OFF DATE     % OF INITIAL                                          CUT-OFF DATE
(AS IDENTIFIED ON ANNEX A-1 TO THIS      PRINCIPAL         MORTGAGE      ORIGINAL PRINCIPAL                    LOAN-TO-VALUE
      PROSPECTUS SUPPLEMENT)              BALANCE        POOL BALANCE         BALANCE          U/W NCF DSCR        RATIO
-----------------------------------    --------------    ------------    ------------------    ------------    --------------

Peter Cooper Village and               $  800,000,000       18.1%        $    2,200,000,000        1.70x(1)        55.6%
    Stuyvesant Town
Fort Henry Mall                        $   39,500,000        0.9%                 (2)               (3)             (4)
FRIS Chicken                           $   24,226,992        0.5%        $       50,000,000        1.73x           62.2%
Detroit Riverview Medical              $   11,665,000        0.3%        $          777,500        1.08x           84.8%
    Complex
St. Luke's Cornwall Medical            $   10,874,000        0.2%        $          692,500        1.07x           89.3%
    Complex
10000 Business Blvd.(5)                $    6,637,500        0.2%        $        4,467,355        1.45x           66.1%
4010 Airpark Drive(5)                  $    5,936,250        0.1%        $        4,180,704        1.46x           65.7%

_____________________

(1)   The borrower with respect to the Peter Cooper Village and Stuyvesant Town
      Loan Combination is permitted to obtain up to $300,000,000 of any combination of pari passu mortgage debt secured by a second mortgage on the related mortgaged real property and subordinate mezzanine debt at any time between payment dates November 2011 and May 2013, subject to certain conditions. The figures presented in this table do not take into account such potential additional debt.

(2)   The Fort Henry Mall Loan Combination consists of the related trust mortgage loan and a future advance obligation in an amount up to
      $5,100,000. Upon each future advance, the borrower will issue a promissory note to the holder of the future advance obligation, each of which will be pari passu in right of payment to the trust mortgage loan. The figures presented in this table do not take into account any potential future advance.

(3)   To obtain any future advance, the then-current debt service coverage ratio of the Fort Henry Mall Loan Combination (including any prior future advances) must be equal or greater to 1.42x.

(4)   To obtain any future advance, the then-current loan-to-value ratio of the
      Fort Henry Mall Loan Combination (including any prior future advances)
      must not exceed 80%.

(5)   The DSCR excludes the excess payment specified under the column titled
      "Curtailment" as set forth in Annexes A-5 and A-6.

      The Peter Cooper Village and Stuyvesant Town Loan Combination

      General. The Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan,
which has a cut-off date principal balance of $800,000,000, representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4%
of the initial loan group 2 balance, is part of the Loan Combination that we refer to as the Peter Cooper Village and Stuyvesant Town Loan Combination. The
Peter Cooper Village and Stuyvesant Town Loan Combination consists of the Peter
Cooper Village and Stuyvesant Town Trust Mortgage Loan and five pari passu
A-note non-trust loans (the "Peter Cooper Village and Stuyvesant Town A-Note
Non-Trust Mortgage Loans"), which are not included in this trust, but are secured by the same mortgaged real property. Four of the Peter Cooper Village and Stuyvesant Town A-Note Non-Trust Mortgage Loans, in the aggregate principal balance as of the cut-off date of $1,997,727,273 are currently held by Wachovia
Bank, National Association and one of such loans will be deposited into the
Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
Certificates, Series 2007-C30 securitization. Another Peter Cooper Village and
Stuyvesant Town A-Note Non-Trust Mortgage Loan, having a principal balance as of the cut-off date of $202,272,727, is currently held by Merrill Lynch Mortgage
Lending, Inc. and is expected to be deposited into the ML-CFC 2007-6 Commercial
Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2007-6
securitization. The Peter Cooper Village and Stuyvesant Town Loan Combination
will be serviced under the pooling and servicing agreement relating to the
Wachovia Bank Commercial Mortgage Trust Commercial Mortgage Pass-Through
Certificates Series 2007-C30 securitization upon the closing of such securitization (which is expected to be shortly after the closing of the 2007-5 securitization). Prior to the closing of the Wachovia 2007-C30 securitization, the Peter Cooper Village and Stuyvesant Town Loan Combination will be serviced pursuant to an interim servicing agreement, which is substantially similar to the Wachovia 2007-C30 pooling and servicing agreement. The relative rights of the holders

                                       104

of the loans comprising the Peter Cooper Village and Stuyvesant Town Loan
Combination are governed by the Peter Cooper Village and Stuyvesant Town
Intercreditor Agreement.

      Priority of Payments. Pursuant to the Peter Cooper Village and Stuyvesant
Town Intercreditor Agreement, collections on the Peter Cooper Village and
Stuyvesant Town Loan Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents)
will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the Wachovia 2007-C30 pooling and servicing agreement), to the issuing entity, as holder of the Peter Cooper Village and Stuyvesant Town Trust
Mortgage Loan, and to the holders of the Peter Cooper Village and Stuyvesant
Town A Note Non-Trust Mortgage Loans, on a pari passu and pro rata basis, in accordance with the respective principal balances of the loans.

      Peter Cooper Village and Stuyvesant Town Consultation Rights. Pursuant to
the Peter Cooper Village and Stuyvesant Town Intercreditor Agreement, any
decision to be made with respect to the servicing of the Peter Cooper Village and Stuyvesant Town Loan Combination that requires the approval of a majority of holders of the controlling class of a securitization will be made by the Peter
Cooper Village and Stuyvesant Town Controlling Party after consultation with the controlling class representative of the Series 2007-5 securitization including decisions regarding the following: (A) any modification of a monetary term of the Peter Cooper Village and Stuyvesant Town Loan Combination (other than a modification consisting of the extension of the maturity for one year or less)
or a material non-monetary term, (B) any actual or proposed sale of an REO
Property other than in connection with the termination of the trust fund or pursuant to an exercise of a purchase option, (C) any determination to bring an
REO Property into compliance with applicable environmental laws or to otherwise address hazardous materials located at an REO Property, (D) any acceptance of substitute or additional collateral or release of material collateral for the
Peter Cooper Village and Stuyvesant Town Loan Combination unless required by the underlying loan documents, (E) any waiver of a "due-on-sale" clause or
"due-on-encumbrance" clause, (F) any release of any performance or "earn-out"
reserves, escrows or letters of credit, (G) any acceptance of an assumption agreement releasing the Peter Cooper Village and Stuyvesant Town Borrower from liability under the Peter Cooper Village and Stuyvesant Town Loan Combination
(other than in connection with a defeasance permitted under the terms of the applicable mortgage loan documents), (H) any termination of the related property manager, (I) any determination to allow the Peter Cooper Village and Stuyvesant
Town Borrower not to maintain terrorism insurance and (J) any determination to decrease the 60-day time period with regard to failure to maintain terrorism insurance coverage.

      Notwithstanding the foregoing, (I) if the Peter Cooper Village and
Stuyvesant Town Controlling Party fails to notify the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, of its approval or disapproval of any such proposed action within ten (10) Business
Days after delivery to such Peter Cooper Village and Stuyvesant Town Controlling
Party by the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, of written notice of such a proposed action, together with all information reasonably necessary to make an informed decision with respect thereto, such proposed action by the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, will be deemed to have been approved by the Peter Cooper Village and Stuyvesant Town Controlling Party,
(II) if the Peter Cooper Village and Stuyvesant Town Controlling Party has not
approved (or been deemed to have approved) such a proposed action within ten
(10) Business Days after delivery to Peter Cooper Village and Stuyvesant Town
Controlling Party by the Wachovia 2007-C30 master servicer or the Wachovia
2007-C30 special servicer, as applicable, of written notice of such proposed action, together with all information reasonably necessary to make an informed decision with respect thereto, and such proposed action would not violate any law of any applicable jurisdiction or be inconsistent with the Servicing
Standard, then the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, may take such proposed action, (III) the Peter
Cooper Village and Stuyvesant Town Controlling Party will not be permitted to approve or disapprove of an action of the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, that would cause the
Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, to take any action or refrain from taking any action which would violate any law of any applicable jurisdiction or be inconsistent with the
Servicing Standard, the Peter Cooper Village and Stuyvesant Town Intercreditor
Agreement, the REMIC provisions of the Code or the related loan documents, and
(IV) the Wachovia 2007-C30 master servicer or the Wachovia 2007-C30 special servicer, as applicable, may act without the Peter Cooper Village and Stuyvesant
Town Controlling Party's approval if it

                                       105

reasonably believes in good faith that immediate action is required to protect the Peter Cooper Village and Stuyvesant Town Mortgaged Property.

      The Fort Henry Mall Loan Combination

      General. The Fort Henry Mall Trust Mortgage Loan, which has a cut-off date principal balance of $39,500,000, representing approximately 0.9% of the initial mortgage pool balance and approximately 1.2% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the Fort Henry Mall
Loan Combination. The Fort Henry Mall Loan Combination consists of the related trust mortgage loan (the "Fort Henry Mall Trust Mortgage Loan") and a future funding obligation held by Merrill Lynch Mortgage Lending, Inc. (which may be sold or transferred at any time) up to the amount of $5,100,000, upon certain conditions set forth in the loan documents. Upon each future funding, the borrower will issue the holder of the future funding obligation a promissory note that will be pari passu in right of payment to the Fort Henry Mall Trust
Mortgage Loan (each, upon any future funding, the "Fort Henry Mall A-Note
Non-Trust Mortgage Loan"). No Fort Henry Mall A-Note Non-Trust Mortgage Loan
will be deposited into the trust, but will be secured by the same mortgaged real property. The Fort Henry Mall Loan Combination will be serviced under the series
2007-5 pooling and servicing agreement. The relative rights of the holders of the loans comprising the Fort Henry Mall Loan Combination are governed by the
Fort Henry Mall Intercreditor Agreement.

      Future Advances. The holder of the related future funding obligation has the obligation to advance up to $5,100,000 in three or fewer future advances
(each in a minimum amount of $1,700,000) on or before January 8, 2009, which will be pari passu to the Fort Henry Mall Trust Mortgage Loan, subject to certain conditions, including, among other things, (i) the absence of a mortgage loan event of default, (ii) the loan-to-value ratio of such Loan Combination
(including each future advance previously made) does not exceed 80%; (iii) the debt service coverage ratio of such Loan Combination (including each future advance previously made) is equal to or greater than 1.42x; (iv) the continued
accuracy of the representations and warranties provided by the related borrower and (v) the delivery of such other documents as the mortgage loan seller or relevant third party may require. The Fort Henry Mall Intercreditor Agreement and the related mortgage loan documents provide that (i) the relevant advancing party will retain the obligation to make any future advances, (ii) the relevant advancing party will indemnify the trust against any loss resulting from its failure to fund any such future advance, and (iii) the relevant advancing party acquired an interest in the related loan combination entitling it, if any future advance is made, to amounts repaid by the related borrower in respect of the future advance.

      Priority of Payments. Pursuant to the Fort Henry Mall Intercreditor
Agreement and following a future funding of any Fort Henry Mall A-Note Non-Trust
Mortgage Loan, collections on the Fort Henry Mall Loan Combination (excluding any amounts as to which other provisions for their application has been made in the related loan documents) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of Advances and interest thereon, incurred under the pooling and servicing agreement) to the issuing entity, as holder of the Fort Henry Mall Trust Mortgage Loan, and to the
holder of each Fort Henry Mall A-Note Non-Trust Mortgage Loan, on a pari passu and pro rata basis in accordance with the respective principal balances of the loans.

      Rights of the Holder of Each Fort Henry Mall A-Note Non-Trust Mortgage
Loan. Under the Fort Henry Mall Intercreditor Agreement, the holder of each Fort
Henry Mall A-Note Non-Trust Mortgage Loan will have no consultation or consent rights with respect to the Fort Henry Mall Loan Combination.

      The FRIS Chicken Loan Combination

      General. The FRIS Chicken Trust Mortgage Loan, which has a cut-off date principal balance of $24,226,992, representing approximately 0.5% of the initial mortgage pool balance and approximately 0.8% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the FRIS Chicken
Loan Combination. The FRIS Chicken Loan Combination consists of the FRIS Chicken
Trust Mortgage Loan, and one Pari Passu A-note non-trust loan (the "FRIS Chicken
A Note Non-Trust Mortgage Loan") and one B-note non-trust loan (the "FRIS
Chicken B Note Non-Trust Mortgage Loan"), which are not included in this trust, but are secured by the same mortgaged real properties. The FRIS Chicken Loan
Combination is being serviced under the pooling and servicing agreement relating to the Morgan Stanley Capital I Inc., Commercial Mortgage Pass-Through

                                       106

Certificates, Series 2005-HQ6 securitization. The relative rights of the holders of the loans comprising the FRIS Chicken Loan Combination are governed by the
FRIS Chicken Intercreditor Agreements.

      Priority of Payments. Payments from the borrower under the FRIS Chicken
Loan Combination will be made on a pari passu basis to the holders of the FRIS
Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan,
and on a subordinated basis as described herein to the holder of the FRIS
Chicken B-Note Non-Trust Mortgage Loan.

      Under the terms of the FRIS Chicken Intercreditor Agreements, prior to the occurrence and continuance of (i) a monetary event of default or a material event of default, (ii) the acceleration of the FRIS Chicken Trust Mortgage Loan, or (iii) the FRIS Chicken Trust Mortgage Loan becoming a Specially Serviced
Mortgage Loan as a result of a monetary event of default or a material event of default or the occurrence of the maturity date and after payment or reimbursement of the servicing fees due under the related pooling and servicing agreement, any additional trust fund expenses and/or advances and any costs or fees payable pursuant to the FRIS Chicken Loan Documents, all payments and proceeds received with respect to the FRIS Chicken Loan Combination to the extent not otherwise required to be applied under the FRIS Chicken Loan
Documents will be paid to the extent of available funds:

      o     first, pari passu to the holders of the FRIS Chicken Trust Mortgage
            Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan in an
            amount equal to the accrued and unpaid interest on the principal balance thereof;

      o     second, to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan, in an amount equal to the respective principal portion allocable thereto (other than any principal prepayment allocation amounts);

      o     third, to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan in an amount equal to any respective principal prepayment allocation amount required by the related promissory note;

      o     fourth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan in an amount equal to the accrued and unpaid interest on the principal balance thereof;

      o     fifth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, in an amount equal to the allocable principal portion thereof
            (other than any principal prepayment allocation amount);

      o     sixth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan in an amount equal to any principal prepayment allocation amount required by the related promissory note;

      o     seventh, to the extent actually paid, any default interest in excess of the interest paid respectively in accordance with clauses first and fourth above and any late charges (but in each case only to the extent, if any, not required to be otherwise applied pursuant to the
            Morgan Stanley Series 2005-HQ6 and ML-CFC Series 2007-5 pooling and servicing agreements), shall be paid first to each holder of the
            FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note
            Non-Trust Mortgage Loan and then to the holder of the FRIS Chicken
            B-Note Non-Trust Mortgage Loan based on the total amount of default interest and/or late charges then owing to each such party;

      o     eighth, first to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan on a pro rata basis, and second to the holder of the FRIS Chicken B-Note Non-Trust
            Mortgage Loan, in an amount equal to the prepayment premium, to the extent actually paid, allocable to the respective notes;

      o     ninth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, up to the amount of any unreimbursed costs and expenses; and

                                       107

      o     tenth, any excess, pro rata, to each holder of the FRIS Chicken
            Trust Mortgage Loan, the FRIS Chicken A-Note Non-Trust Mortgage Loan
            and the holder of the FRIS Chicken B-Note Non-Trust Mortgage Loan based upon the initial principal balances thereof, respectively.

      Following the occurrence and during the continuance of a monetary event of default or material event of default, the acceleration of the FRIS Chicken Trust
Mortgage Loan, the FRIS Chicken Trust Mortgage Loan becoming a Specially
Serviced Mortgage Loan as a result of a monetary event of default or material event of default or the occurrence of the maturity date, after payment or reimbursement of the servicing fees due under the respective pooling and servicing agreements, any additional trust fund expenses and/or advances and any costs or fees payable, all payments and proceeds (of whatever nature) received with respect to the FRIS Chicken B-Note Non-Trust Mortgage Loan will be subordinated to all payments due under each of the FRIS Chicken Trust Mortgage
Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan, and all amounts received will be paid:

      o     first, to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan in an amount equal to accrued and unpaid interest on the respective principal balance thereof;

      o     second, to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan in an amount equal to the respective principal balance thereof until paid in full;

      o     third, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, in an amount equal to the accrued and unpaid interest;

      o     fourth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, in an amount equal to the principal balance thereof until paid in full;

      o     fifth, to each holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable thereto;

      o     sixth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable thereto;

      o     seventh, to the holder of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan, in an amount equal to any default interest and any late payment fees allocable thereto;

      o     eighth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan, in an amount equal to any default interest and any late payment fees allocable thereto;

      o     ninth, to the holder of the FRIS Chicken B-Note Non-Trust Mortgage
            Loan up to the amount of any unreimbursed costs and expenses; and

      o     tenth, any excess, pro rata, to each holder of the FRIS Chicken Loan
            Combination based upon their respective initial principal balances.

      Rights of the Holders of the FRIS Chicken B-Note Non-Trust Mortgage Loan
and the FRIS Chicken A-Note Non-Trust Mortgage Loan.

      Except under the circumstances described below in this section, the MSCI
2005-HQ6 master servicer and the MSCI 2005-HQ6 special servicer will be required to obtain the prior written consent of the holder of the FRIS Chicken B-Note
Non-Trust Mortgage Loan prior to taking any of the following actions (which consent may be deemed given under the circumstances contemplated by the related intercreditor agreement):

      o     any modification or waiver that would result in the extension of the maturity date, a reduction in the interest rate or the monthly debt service payment, a deferral or a forgiveness of interest or

                                       108

            principal, or any other monetary term (other than default interest), a modification or waiver of any provision covering additional indebtedness, transferring any related mortgaged real property or any interest therein;

      o     any modification of, or waiver with respect to, the FRIS Chicken
            Loan Combination or any loan therein that would result in a discounted pay-off of that loan;

      o     any foreclosure upon or comparable conversion of the ownership of any related mortgaged real property or any acquisition of mortgaged real property by deed-in-lieu of foreclosure;

      o     any proposed sale of a related REO Property for less than the amount approximately equal to the purchase price;

      o     any determination to bring a related mortgaged real property into compliance with applicable environmental laws;

      o     any acceptance of substitute or additional collateral;

      o     any waiver of a "due-on-sale" or "due-on-encumbrance" clause;

      o     any release of the borrower, any guarantor or other obligor from liability with respect to the FRIS Chicken Loan Combination or any loan therein;

      o     any consent to the execution, termination, modification or any other matter under the master lease related to the mortgaged properties that secure the FRIS Chicken Loan Combination, to the extent the lender's approval is required under the loan documents;

      o     any approval of additional indebtedness secured by any related mortgaged real property, to the extent the lender's approval is required under the related mortgage loan documents; or

      o     any renewal or replacement of the then existing insurance policies, to the extent the lender's approval is required under the related mortgage loan documents, or any waiver, modification or amendment of any insurance requirements under the related mortgage loan documents.

provided, that approval by the holder of the FRIS Chicken B-Note Non-Trust
Mortgage Loan to any such proposed action requiring its approval shall be deemed given if the holder of the FRIS Chicken B-Note Non-Trust Mortgage Loan fails to notify the MSCI 2005-HQ6 master servicer or the MSCI 2005-HQ6 special servicer, as the case may be, of its approval or disapproval of any such proposed action within five (5) business days of delivery to the holder of the FRIS Chicken
B-Note Non-Trust Mortgage Loan of written notice of such a proposed action, together with the information requested by the holder of the FRIS Chicken B-Note
Non-Trust Mortgage Loan. In addition, the foregoing approval rights shall terminate upon termination of the rights of the holder of the FRIS Chicken
B-Note Non-Trust Mortgage Loan to purchase the FRIS Chicken Trust Mortgage Loan and FRIS Chicken A-Note Non-Trust Mortgage Loan during the repurchase period, which begins upon its receipt of a notice of default by the related borrower and ends 45 days later.

      Whether or not the repurchase period has ended, the holder of the FRIS
Chicken B-Note Non-Trust Mortgage Loan will have the right to consult with the
MSCI 2005-HQ6 master servicer or the MSCI 2005-HQ6 special servicer, as applicable, regarding the FRIS Chicken Loan Combination.

      Pursuant to an intercreditor agreement, the holders of the FRIS Chicken
Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan also have the right to vote on taking the actions discussed above, subject to similar qualifications, which vote will be determined by holders of a majority in principal amount of the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken
A-Note Non-Trust Mortgage Loan; provided, however, that if such majority cannot agree on a course of action within 45 days, then the controlling class representative of the Morgan Stanley Series 2005-HQ6 securitization may direct the MSCI 2005-HQ6 master servicer or the MSCI 2005-HQ6 special servicer to take such action as satisfies the requirements of the pooling and servicing agreement, including the Servicing Standard.

                                       109

      The holder of the FRIS Chicken Trust Mortgage Loan will have the right to consult with the MSCI 2005-HQ6 master servicer and the MSCI 2005-HQ6 special servicer, regarding the FRIS Chicken Loan Combination.

      Notwithstanding the foregoing, the MSCI 2005-HQ6 master servicer and the
MSCI 2005-HQ6 special servicer are not required to comply with any advice, consultation, approval or non-approval provided by the holder of the FRIS
Chicken B-Note Non-Trust Mortgage Loan or the holder of the FRIS Chicken Trust
Mortgage Loan if such advice, or consultation, approval or non-approval would
(A) cause a violation of any applicable law, (B) be inconsistent with the
Servicing Standard, (C) cause a violation of the REMIC provisions of the FRIS
Chicken Intercreditor Agreements or either pooling and servicing agreement, (D)
cause a violation of any other provisions of the FRIS Chicken Intercreditor
Agreements or either pooling and servicing agreement, (E) cause a violation of the terms of the FRIS Chicken Loan Combination loan documents, or (F) materially expand the scope of any servicer's responsibilities under either pooling and servicing agreement.

      The holder of the FRIS Chicken B-Note Non-Trust Mortgage Loan will also have the option to purchase the FRIS Chicken Trust Mortgage Loan and the FRIS
Chicken A-Note Non-Trust Mortgage Loan (in whole but not in part) if an event of default occurs and is continuing. This right may be exercised during the 45-day period beginning upon receipt by the holder of the FRIS Chicken B-Note Non-Trust
Mortgage Loan of a notice of borrower default and transfer of the loan to the
MSCI 2005-HQ6 special servicer.

      The FRIS Chicken B-Note Non-Trust Mortgage Loan is currently held by Wells
Fargo Bank, National Association, which is also the related mortgage loan seller and a master servicer, but may be transferred at any time subject to the provisions of the FRIS Chicken Intercreditor Agreements.

      The holder of the FRIS Chicken B-Note Non-Trust Mortgage Loan may have relations and interests that conflict with those of the certificateholders. It has no obligations to the certificateholders and may act solely in its own interests. No certificateholder may take any action against the holder of the
FRIS Chicken B-Note Non-Trust Mortgage Loan for acting solely in its own interests.

      The MezzCap Loan Combinations

      The Detroit Riverview Medical Complex Trust Mortgage Loan, which has a cut-off date principal balance of $11,665,000, representing approximately 0.3%
of the initial mortgage pool balance and approximately 0.4% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the Detroit
Riverview Medical Complex Loan Combination. The St. Luke's Cornwall Medical
Complex Trust Mortgage Loan, which has a cut-off date principal balance of
$10,874,000, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.3% of the initial loan group 1 balance, is part of the Loan Combination that we refer to as the St. Luke's Cornwall Medical Complex
Loan Combination. In each case, the related borrower has encumbered the subject mortgaged real property with subordinate debt, which constitutes the related
B-Note Non-Trust Loan. In each case, the aggregate debt consisting of the underlying trust mortgage loan and the related B-Note Non-Trust Loan, which two mortgage loans constitute a Loan Combination, is secured by a single mortgage or deed of trust on the subject mortgaged real property. We intend to include each of the underlying mortgage loans in the trust fund. Each of those B-Note
Non-Trust Loans was sold immediately after origination to CBA-Mezzanine Capital
Finance, LLC, and will not be included in the trust fund. We refer to each of the Detroit Riverview Medical Complex Loan Combination and the St. Luke's
Cornwall Medical Complex Loan Combination as a "MezzCap Loan Combination."

      In the case of each MezzCap Loan Combination, the underlying mortgage loan and related B-Note Non-Trust Loan are cross-defaulted. Each such B-Note
Non-Trust Loan has the same maturity date and prepayment structure as the related underlying trust mortgage loan. For purposes of the information presented in this prospectus supplement with respect to each underlying mortgage loan that is part of any MezzCap Loan Combination, unless the context clearly indicates otherwise, the loan-to-value ratio and debt service coverage ratio information reflects only that underlying mortgage loan and does not take into account the related B-Note Non-Trust Loan.

      In the case of each MezzCap Loan Combination, the trust, as the holder of the related underlying mortgage loan, and the holder of the related B-Note
Non-Trust Loan are parties to an intercreditor agreement, which we refer to as a
MezzCap Intercreditor Agreement. The servicing and administration of each underlying mortgage loan (and, to the extent described below, the related B-Note
Non-Trust Loan) that is part of a MezzCap Loan Combination will be performed by the master servicer (and, in the case of the related B-Note Non-Trust Loan, on behalf of the holder

                                       110

of that loan). The master servicer will be required to collect payments with respect to any B-Note Non-Trust Loan following the occurrence of certain events of default with respect to the related MezzCap Loan Combination set forth in the related MezzCap Intercreditor Agreement, each of which events of default is referred to as a MezzCap Material Default. The following describes certain provisions of the MezzCap Intercreditor Agreements.

      Priority of Payments. The rights of the holder of each B-Note Non-Trust
Loan that is part of a MezzCap Loan Combination to receive payments of interest, principal and other amounts are subordinate to the rights of the holder of the related underlying mortgage loan to receive such amounts. So long as a MezzCap
Material Default has not occurred or, if a MezzCap Material Default has occurred but is no longer continuing with respect to a MezzCap Loan Combination, the borrower under the related MezzCap Loan Combination will be required to make separate payments of principal and interest to the holder of the related underlying trust mortgage loan and B-Note Non-Trust Loan. Escrow and reserve payments will be made to the master servicer on behalf of the trust as the holder of the underlying mortgage loans. Any voluntary principal prepayments will be applied as provided in the related loan documents; provided that any prepayment resulting from the payment of insurance proceeds or condemnation awards or accepted during the continuance of an event of default will be applied as though there were an existing MezzCap Material Default. If a MezzCap Material
Default occurs and is continuing with respect to a MezzCap Loan Combination, then all amounts tendered by the borrower on the related B-Note Non-Trust Loan will be subordinate to all payments due with respect to the subject underlying trust mortgage loan and the amounts with respect to the applicable MezzCap Loan
Combination will be paid in the following manner:

      o     first, to the master servicer, the special servicer and the trustee, up to the amount of any unreimbursed costs and expenses paid by such entity, including unreimbursed advances and interest thereon;

      o     second, to the master servicer and the special servicer, in an amount equal to the accrued and unpaid servicing fees and/or other compensation earned by them;

      o     third, to the subject underlying mortgage loan, in an amount equal to interest (other than default interest) due with respect to the subject underlying mortgage loan;

      o     fourth, to the subject underlying mortgage loan, in an amount equal to the principal balance of the subject underlying mortgage loan until paid in full;

      o     fifth, to the subject underlying mortgage loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the subject underlying mortgage loan;

      o     sixth, to the related B-Note Non-Trust Loan up to the amount of any unreimbursed costs and expenses paid by the holder of the related
            B-Note Non-Trust Loan;

      o     seventh, to the related B-Note Non-Trust Loan, in an amount equal to interest (other than default interest) due with respect to the related B-Note Non-Trust Loan;

      o     eighth, to the related B-Note Non-Trust Loan, in an amount equal to the principal balance of the related B-Note Non-Trust Loan until paid in full;

      o     ninth, to the related B-Note Non-Trust Loan, in an amount equal to any prepayment premium, to the extent actually paid, allocable to the related B-Note Non-Trust Loan;

      o     tenth, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, in that order, in an amount equal to any unpaid default interest accrued on the subject underlying mortgage loan and the related B-Note Non-Trust Loan, respectively; and

      o     eleventh, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, pro rata, based upon the initial principal balances, any amounts actually collected that represent late payment charges, other than a prepayment premium or default interest, that are not payable to the applicable master servicer, the special servicer or the trustee; and

                                       111

      o     twelfth, any excess, to the subject underlying mortgage loan and the related B-Note Non-Trust Loan, pro rata, based upon the initial principal balances.

      Notwithstanding the foregoing, amounts payable with respect to a B-Note
Non-Trust Loan that is part of a MezzCap Loan Combination will not be available to cover all costs and expenses associated with the related underlying mortgage loan. Unless a MezzCap Material Default exists with respect to a MezzCap Loan
Combination, payments of principal and interest with respect to the related
B-Note Non-Trust Loan will be distributed to the holder of the related B-Note
Non-Trust Loan and, accordingly, will not be available to cover certain expenses that, upon payment out of the trust fund, will constitute Additional Trust Fund
Expenses. For example, a Servicing Transfer Event could occur with respect to a
MezzCap Loan Combination, giving rise to special servicing fees, at a time when no MezzCap Material Default exists. In addition, following the resolution of all
Servicing Transfer Events (and presumably all MezzCap Material Defaults) with respect to a MezzCap Loan Combination, workout fees would be payable. The special servicer has agreed that special servicing fees, workout fees and principal recovery fees earned with respect to any B-Note Non-Trust Loan that is part of a MezzCap Loan Combination will be payable solely out of funds allocable thereto. However, special servicing compensation earned with respect to an underlying mortgage loan that is part of a MezzCap Loan Combination, as well as interest on related advances and various other servicing expenses, will be payable out of collections allocable to that underlying mortgage loan and/or general collections on the mortgage pool if collections allocable to the related
B-Note Non-Trust Loan are unavailable or insufficient to cover such items.

      If, after the expiration of the right of the holder of any B-Note
Non-Trust Loan that is part of a MezzCap Loan Combination to purchase the related underlying mortgage loan (as described under "--Purchase Option" below), the related underlying mortgage loan or the subject B-Note Non-Trust Loan is modified in connection with a workout so that, with respect to either the related underlying mortgage loan or the subject B-Note Non-Trust Loan, (a) the outstanding principal balance is decreased, (b) payments of interest or principal are waived, reduced or deferred or (c) any other adjustment is made to any of the terms of that MezzCap Loan Combination, then all payments to the trust, as the holder of the related underlying mortgage loan, will be made as if the workout did not occur and the payment terms of the related underlying mortgage loan will remain the same. In that case, the holder of the subject
B-Note Non-Trust Loan will be required to bear the full economic effect of all waivers, reductions or deferrals of amounts due on either the related underlying mortgage loan or the subject B-Note Non-Trust Loan attributable to the workout
(up to the outstanding principal balance, together with accrued interest, of the subject B-Note Non-Trust Loan).

      So long as a MezzCap Material Default has not occurred with respect to a
MezzCap Loan Combination, the master servicer will have no obligation to collect payments with respect to the related B-Note Non-Trust Loan. A separate servicer of that B-Note Non-Trust Loan will be responsible for collecting amounts payable in respect of that B-Note Non-Trust Loan. That servicer will have no servicing duties or obligations with respect to the related underlying mortgage loan or the related mortgaged real property. If a MezzCap Material Default occurs with respect to a MezzCap Loan Combination, the master servicer or the special servicer, as applicable, will (during the continuance of that MezzCap Material
Default) collect and distribute payments for both the related underlying mortgage loan and the related B-Note Non-Trust Loan according to the sequential order of priority provided for in the related MezzCap Intercreditor Agreement.

      Consent Rights. Subject to certain limitations with respect to modifications and certain rights of the holder of a B-Note Non-Trust Loan that is part of a MezzCap Loan Combination to purchase the related underlying mortgage loan (as discussed in the next paragraph and under "--Purchase Option"
below), the holder of that B-Note Non-Trust Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of rights and remedies with respect to, the related MezzCap Loan Combination.

      In the case of each MezzCap Loan Combination, the ability of the master servicer or the special servicer, as applicable, to enter into any assumption, amendment, deferral, extension, increase or waiver of any term or provision of the related B-Note Non-Trust Loan, the related underlying mortgage loan or the related loan documents, is limited by the rights of the holder of the related
B-Note Non-Trust Loan to approve modifications and other actions as contained in the related MezzCap Intercreditor Agreement; provided that the consent of the holder of a B-Note Non-Trust Loan will not be required in connection with any modification or other action with respect to the related MezzCap Loan
Combination after the expiration of the right of the holder of the related
B-Note Non-

                                       112

Trust Loan to purchase the related underlying mortgage loan; and provided, further, that no consent or failure to provide consent by the holder of the related B-Note Non-Trust Loan may cause the master servicer or special servicer to violate applicable law or any term of the series 2007-5 pooling and servicing agreement, including the Servicing Standard. The holder of a B-Note Non-Trust
Loan that is part of the MezzCap Combination may not enter into any assumption, amendment, deferral, extension, increase or waiver of the subject B-Note
Non-Trust Loan or the related loan documents without the prior written consent of the trustee, as holder of the related underlying mortgage loan, acting through the master servicer and/or the special servicer as specified in the series 2007-5 pooling and servicing agreement.

      Purchase Option. In the case of each MezzCap Loan Combination, upon the occurrence of any one of certain defaults that are set forth in the related
MezzCap Intercreditor Agreement, the holder of the related B-Note Non-Trust Loan will have the right to purchase the related underlying mortgage loan at a purchase price determined under the related MezzCap Intercreditor Agreement and generally equal to the sum of (a) the outstanding principal balance of the related underlying mortgage loan, (b) accrued and unpaid interest on the outstanding principal balance of the related underlying mortgage loan (excluding any default interest or other late payment charges), (c) any unreimbursed servicing advances made by the master servicer, the special servicer or the trustee with respect to the related mortgaged real property, together with any advance interest thereon, (d) reasonable out-of-pocket legal fees and costs incurred in connection with enforcement of the subject MezzCap Loan Combination by the master servicer or the special servicer in accordance with its duties and related to an event of default, (e) any interest on any unreimbursed P&I advances made by the master servicer the trustee with respect to the related underlying mortgage loan, (f) any related master servicing fees, primary servicing fees, special servicing fees and trustee's fees payable under the series 2007-5 pooling and servicing agreement, and (g) out-of-pocket expenses incurred by the trustee, the special servicer or the master servicer with respect to the subject MezzCap Loan Combination together with advance interest thereon.

      The 10000 Business Blvd. Loan Combination and the 4010 Airpark Drive Loan
Combination

      The 10000 Business Blvd. Trust Mortgage Loan, which has a cut-off date principal balance of $6,637,500, representing approximately 0.2% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance is part of the loan combination that we refer to as the 10000 Business Blvd.
Loan Combination. The 4010 Airpark Drive Trust Mortgage Loan, which has a cut-off date principal balance of $5,936,250, representing approximately 0.1% of the initial mortgage pool balance and approximately 0.2% of the initial loan group 1 balance is part of the loan combination that we refer to as the 4010
Airpark Drive Loan Combination. In each case, the related borrower has encumbered the subject mortgaged real property with subordinate debt, which constitutes the related B-Note Non-Trust Loan. Each of those B-Note Non-Trust
Loans will not be included in the trust but will be serviced under the pooling and servicing agreement. The relative rights of the holders of the loans comprising each loan combination are governed by an intercreditor agreement, namely the 10000 Business Blvd. Intercreditor Agreement and the 4010 Airpark
Drive Intercreditor Agreement. The following describes certain provisions of the each of the 10000 Business Blvd. Intercreditor Agreement and the 4010 Airpark
Drive Intercreditor Agreement:

      Priority of Payments: The rights of the holder of each B-Note Non-Trust
Loan that is part of the 10000 Business Blvd. Loan Combination and the 4010
Airpark Drive Loan Combination to receive payments of interest, principal and other amounts are subordinate to the rights of the holder of the related underlying mortgage loan to receive such amounts. Prior to the occurrence and continuance of a monetary or other material event of default, collections on the
10000 Business Blvd. Loan Combination and the 4010 Airpark Drive Loan
Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents and excluding any principal prepayments and related yield maintenance payments in respect of each
B-Note Non-Trust Loan following a defeasance of the underlying mortgage loan)
will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and interest thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer, all unreimbursed costs and expenses paid by such entity and to the subject underlying mortgage loan any unreimbursed property protection advances;

                                       113

      o     second, to the subject underlying mortgage loan an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the subject underlying mortgage loan in an amount equal to scheduled principal payments due with respect to such loan (but, for purposes of determining the amount due with respect to the underlying mortgage loan, not including any reduction in such principal balance resulting from the application of excess cash flow
            (as described below)) and to be applied in reduction of the principal balance of such loan;

      o     fourth, to the subject underlying mortgage loan an amount equal to any default interest in excess of the interest paid above on a pro rata basis to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     fifth, to the subject underlying mortgage loan, on a pro rata basis, any late payment charges actually paid, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     sixth, to the subject underlying mortgage loan, any prepayment premium due and actually received with respect to such loan;

      o     seventh, to the related B-Note Non-Trust Mortgage Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     eighth, to the related B-Note Non-Trust Mortgage Loan, an amount equal to its pro rata portion of scheduled principal payments due with respect to such loan and to be applied in reduction of the principal balance of such loan;

      o     ninth, to the related B-Note Non-Trust Mortgage Loan, an amount equal to any default interest in excess of the interest paid above on a pro rata basis to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the related B-Note Non-Trust Mortgage Loan, any late payment charges actually paid, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the related B-Note Non-Trust Loan, any prepayment premium due and actually received with respect to such loan; and

      o     twelfth, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, on a pro rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the 10000 Business Blvd.
            Borrower or 4010 Airpark Drive Borrower.

      Notwithstanding paragraph twelfth above, at any time that the Dana
Corporation has a credit rating of "B+" or lower from S&P and "B1" or lower from
Moody's (such period, a "Dana Cash Management Period"), all excess cash flow will be applied to reduce the principal balance of each subject underlying mortgage loan, without any prepayment premium or yield maintenance charge. As of the date hereof, the mortgage loans are in a Dana Cash Management Period.

      Pursuant to the 10000 Business Blvd. Intercreditor Agreement and the 4010
Airpark Drive Intercreditor Agreement, subsequent to the occurrence and during the continuation of a monetary or other material event of default, collections on the 10000 Business Blvd. Loan Combination and the 4010 Airpark Drive Loan
Combination (excluding any amounts as to which other provision for their application has been made in the related loan documents and excluding (x)
proceeds, awards or settlements to be applied to the restoration or repair of the related mortgaged property or released to the 10000 Business Blvd. Borrower or the 4010 Airpark Drive Borrower in accordance with the Servicing Standard or the related loan documents and (y) all amounts for required reserves or escrows required by the related loan documents to be held as reserves or escrows) will be allocated (after application to unpaid servicing fees, unreimbursed costs and expenses and/or reimbursement of advances and/or interest

                                       114

thereon, incurred under the pooling and servicing agreement) generally in the following manner, to the extent of available funds:

      o     first, to the applicable servicer, all unreimbursed costs and expenses paid by such entity and to the subject underlying mortgage loan any unreimbursed property protection advances;

      o     second, to the subject underlying mortgage loan an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     third, to the subject underlying mortgage loan an amount equal to the principal balance of the subject underlying mortgage loan until such loan has been paid in full;

      o     fourth, to the subject underlying mortgage loan an amount equal to any default interest in excess of the interest paid above on a pro rata basis to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     fifth, to the subject underlying mortgage loan, on a pro rata basis, any late payment charges actually paid, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     sixth, to the subject underlying mortgage loan, any prepayment premium due and actually received with respect to such loan;

      o     seventh, to the related B-Note Non-Trust Mortgage Loan, an amount equal to all accrued and unpaid interest (excluding default interest) on its principal balance (net of related servicing fees);

      o     eighth, to the related B-Note Non-Trust Mortgage Loan, an amount equal to the principal balance of the related B-Note Non Trust
            Mortgage Loan until such loan has been paid in full;

      o     ninth, to the related B-Note Non-Trust Mortgage Loan, an amount equal to any default interest in excess of the interest paid above on a pro rata basis to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     tenth, to the related B-Note Non-Trust Mortgage Loan, any late payment charges actually paid, to the extent not payable to any party pursuant to the pooling and servicing agreement;

      o     eleventh, to the related B-Note Non-Trust Loan, any prepayment premium due and actually received with respect to such loan; and

      o     twelfth, to the subject underlying mortgage loan and the related
            B-Note Non-Trust Loan, on a pro rata basis (based on their respective initial principal balances), any excess amounts paid by, but not required to be returned to, the 10000 Business Blvd.
            Borrower or 4010 Airpark Drive Borrower.

      Consent Rights. The holder of the related B-Note Non-Trust Mortgage Loan has no voting, consent or other rights with respect to the master servicer's or special servicer's administration of, or the exercise of rights and remedies with respect to, the 10000 Business Blvd. Loan Combination and 4010 Airpark
Drive Loan Combination.

      Purchase Option. The holder of the related B-Note Non-Trust Mortgage Loan does not have the right to purchase the related underlying mortgage loan.

      Cure Rights. The holder of the related B-Note Non-Trust Mortgage Loan does not have any rights to cure any default.

                                       115

ADDITIONAL LOAN AND PROPERTY INFORMATION

      Delinquencies. Each mortgage loan seller will represent in its mortgage loan purchase agreement that, with respect to the mortgage loans that we will purchase from that mortgage loan seller, no scheduled payment of principal and interest under any mortgage loan was 30 days or more past due as of the cut-off date for such mortgage loan, without giving effect to any applicable grace period, nor was any scheduled payment 30 days or more delinquent with respect to any monthly debt service payment at any time since the date of its origination, without giving effect to any applicable grace period. None of the mortgage loans has experienced any losses of principal or interest (through forgiveness of debt or restructuring) since origination.

      Tenant Matters. Described and listed below are certain aspects of the some of the tenants at the mortgaged real properties for the mortgage loans--

      o     Three hundred sixty-nine (369) of the mortgaged real properties, securing approximately 37.0% of the initial mortgage pool balance and approximately 50.9% of the initial loan group 1 balance, are, in each case, a retail property, an office property or an
            industrial/warehouse property that is leased to one or more major tenants that each occupies at least 25% of the net rentable area of the particular property. A number of companies are major tenants at more than one of the mortgaged real properties.

      o     Two hundred sixty-two (262) of the mortgaged real properties, securing approximately 10.5% of the initial mortgage pool balance and approximately 14.5% of the initial loan group 1 balance, are entirely or substantially leased to a single tenant.

      o     There are several cases in which a particular entity is a tenant at more than one of the mortgaged real properties, and although it may not be a major tenant at any of those properties, it is significant to the success of the properties.

      o     Certain tenant leases at the mortgaged real properties (including mortgaged real properties leased to a single tenant) have terms that are shorter than the terms of the related mortgage loans and, in some cases, significantly shorter. See Annex A-1 to this prospectus supplement for information regarding lease term expirations with respect to the three largest tenants at the mortgaged real properties.

      o     Four (4) of the mortgaged real properties, representing security for approximately 0.6% of the initial mortgage pool balance and approximately 2.3% of the initial loan group 2 balance, is a multifamily rental property that has a material tenant concentration of students. Those kinds of mortgaged real properties may experience more fluctuations in occupancy rate than other types of properties.

      o     With respect to certain of the mortgage loans, one or more of the tenants may be local, state or federal governmental entities
            (including mortgaged real properties leased to a single tenant).
            These entities may have the right to terminate their leases at any time, subject to various conditions, including notice to the landlord or a loss of available funding.

      o     With respect to certain of the mortgage loans, one or more tenants
            (which may include significant tenants) have lease expiration dates or early termination options, that occur prior to the maturity date of the related mortgage loan. Additionally, mortgage loans may have concentrations of leases expiring at varying rates in varying percentages prior to the related maturity date and in some situations, all of the leases, at a mortgaged real property may expire prior to the related maturity date. Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions, could be substantial and could reduce cash flow from the mortgaged real properties.

      o     With respect to certain of the mortgage loans, one or more of the tenants at the related mortgaged real property have yet to take possession of their leased premises or may have taken possession of

                                       116

            their leased premises but have yet to open their respective businesses to the general public and, in some cases, may not have commenced paying rent under their leases.

      Ground Leases. In the case of each of twenty-seven (27) mortgaged real properties, representing approximately 15.2% of the initial mortgage pool balance and approximately 20.7% of the initial loan group 1 balance, and approximately 0.5% of the initial loan group 2 balance, the related mortgage constitutes a lien on the related borrower's leasehold or sub-leasehold interest in the subject mortgaged real property, but not on the corresponding fee interest. In each case (except as specified below), the related ground lease or sub-ground lease, after giving effect to all extension options exercisable at the option of the relevant lender, expires more than 10 years after the stated
maturity of the related mortgage loan and the ground lessor has agreed to give the holder of the related mortgage loan notice of, and the right to cure, any default or breach by the related ground lessee.

      In the case of one (1) mortgage loan (loan number 28), secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Capitol Hill Suites, representing approximately 0.7% of the initial mortgage pool balance and approximately 1.0% of the initial loan group 1 balance, the related mortgaged real property consists of the borrower's fee interest in a hotel and leasehold interest in a parking garage. The parking garage ground lease expires approximately 12 years after the mortgage loan maturity date.

      In the case of one (1) mortgage loan (loan number 56, secured by the mortgaged real property identified on Annex A-1 to this prospectus supplement as
1735 Baltimore, representing approximately 0.4% of the initial mortgage pool balance and approximately 0.5% of the initial loan group 1 balance, the related mortgaged real property consists of the borrower's fee interest in an office building and leasehold interest in a parking garage. The parking garage ground lease expires nine years and two months after the mortgage loan maturity date.
The related borrower may terminate the ground lease at any time and acquire the fee interest in the parking garage through satisfaction of outstanding revenue bonds it has been issued by the Planned Industrial Expansion Authority of Kansas
City ("PIEA"). Upon expiration of the ground lease, the borrower is obligated to purchase the fee interest in the parking garage.

      See "Risk Factors--Lending on Ground Leases Creates Risks for Lenders That
Are Not Present When Lending on an Actual Ownership Interest in a Real Property"
and "Legal Aspects Of Mortgage Loans--Foreclosure--Leasehold Considerations" in
the accompanying base prospectus.

      Additional and Other Financing.

      Additional Secured Debt. In the case of each of the A-Note Trust Mortgage
Loans, the related mortgage also secures the related Non-Trust Loan, which will not be included in the trust fund. See "--The Loan Combinations" above for a description of certain aspects of the related Loan Combinations.

      In the case of one (1) mortgage loan (loan number 1), representing approximately 18.1% of the initial mortgage pool balance and approximately 66.4%
of the initial loan group 2 balance, the related borrower is permitted to obtain up to $300,000,000 of any combination of pari passu mortgage debt secured by a second mortgage on the related mortgaged real property and subordinate mezzanine debt at any time between November 2011 and May 2013, subject to certain conditions, including, among other things, that such additional financing will not result in a DSCR of less than 1.30x or an LTV Ratio of greater than 70%, and the receipt of rating agency confirmation. The borrower will also be required to enter into an intercreditor agreement in the form set forth in the related loan documents, which does not entitle such new pari passu mortgage lender to any consultation or consent rights with respect to servicing.

                                       117

      In the case of five (5) mortgage loans, representing approximately 0.7% of the initial mortgage pool balance (four (4) mortgage loans in loan group 1, representing approximately 0.8% of the initial loan group 1 balance, and one (1)
mortgage loans in loan group 2, representing approximately 0.2% of the initial loan group 2 balance), the owners of the related borrowers are permitted to incur subordinate debt secured by a lien on the related mortgaged real property, as identified in the table below. The incurrence of this subordinate indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

      o     consent of the mortgage lender;

      o     satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject subordinate debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject subordinate loan may not be less than a specified number;

      o     subordination of the subordinate debt pursuant to a subordination and intercreditor agreement; and/or

      o     confirmation from each rating agency that the subordinate financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                                 MORTGAGE LOAN CUT-OFF   MAXIMUM COMBINED LTV
   LOAN GROUP       MORTGAGED REAL PROPERTY          DATE BALANCE                RATIO          MINIMUM COMBINED DSCR
---------------   --------------------------    ----------------------   --------------------   ----------------------

       1          Park Place Marketplace              $   4,300,000               70%                   1.25x
       1          Huffman Self-Storage                $   2,242,952               75%                   1.30x
       1          Bonita Professional Plaza           $  10,300,000               70%                   1.30x
       2          789 West End Avenue                 $   2,289,908*              N/A                    N/A
       1          Village Faire Shoppes               $  10,000,000               80%                   1.25x

_____________________

*     Additional debt permitted to a maximum of $500,000.

      Except as described above, the mortgage loans do not permit the related borrowers to enter into additional subordinate or other financing that is secured by the related mortgaged real properties without the lender's consent.
See "Risk Factors--Risks Relating to the Mortgage Loans--A Borrower's Other
Loans May Reduce the Cash Flow Available to the Mortgaged Real Property Which
May Adversely Affect Payment on Your Certificates; Mezzanine Financing Reduces a
Principal's Equity in, and Therefore Its Incentive to Support, a Mortgaged Real
Property" in this prospectus supplement. See also, See "Risk Factors--Additional
Secured Debt Increases the Likelihood That a Borrower Will Default on a Mortgage
Loan Underlying Your Offered Certificates" and "Legal Aspects Of Mortgage
Loans--Subordinate Financing" in the accompanying base prospectus.

                                       118

      Mezzanine Debt. In the case of twelve (12) mortgage loans, representing approximately 25.8% of the initial mortgage pool balance (ten (10) mortgage loans in loan group 1, representing approximately 9.6% of the initial loan group
1 balance, and two (2) mortgage loans in loan group 2, representing approximately 68.9% of the initial loan group 2 balance), the owner(s) of the related borrower have pledged their interests in the borrower to secure secondary financing in the form of mezzanine debt, as indicated in the table below.

 LOAN      LOAN           MORTGAGED REAL         ORIGINAL MEZZANINE       AGGREGATE DEBT     MATURITY DATE(S)    INTEREST RATE ON
NUMBER     GROUP             PROPERTY               DEBT BALANCE              BALANCE          OF MEZZ LOAN          MEZZ LOAN
------     -----     ------------------------    --------------------     ---------------    ----------------    ----------------

  1          2       Peter Cooper Village and    $  1,400,000,000         $ 4,400,000,000        12/8/16                6.277%
                         Stuyvesant Town
  6          1        HSA Memphis Industrial     $      5,000,000         $    72,000,000         1/8/17                 11.0%
                            Portfolio
  9          1        Holiday Inn Express -      $     15,000,000         $    70,000,000         6/1/07                 10.0%
                             Chelsea
  12         1          Plaza Squaw Creek        $      1,250,000         $    51,250,000        12/8/07                   (1)
  13         1          OMNI - Castle Hill       $      6,525,641         $    25,395,848         1/8/17                6.489%
  14         1                OMNI -             $      4,238,462         $    16,494,828         1/8/17                6.489%
                      Chancellor/Brookville
  15         1          OMNI - Harborview        $      4,235,897         $    16,484,849         1/8/17                6.489%
  20         1          Cerritos Corporate       $      1,500,000 (3)     $    39,000,000         1/5/07                 10.0%
                             Tower-LA
  26         1            Highland Plaza         $      2,500,000         $    36,000,000         1/1/17                 11.5%
  33         2         Somerset Apartments       $      5,500,000         $    36,000,000        12/1/11                 11.0%
  63         1         Carmax - Greenville       $      3,000,000         $    18,125,000         5/3/07                 16.0%
 164         1        Coca-Cola Distribution     $      1,800,000         $     7,570,000         8/5/07                 13.0%
                              Center

_____________________

(1)   The interest rate on the related mezzanine loan is equal to the greater of
      (i) LIBOR + 6.00% and (ii) 10.0%.

(2)   The related borrower may request that the lender extend the maturity date of the outstanding mezzanine up to two (2) consecutive periods of twelve
      (12) months each.

(3)   In addition, one hundred percent (100%) of the equity interests in the borrower under the related mezzanine loan are pledged to secure a
      $21,950,000 revolving credit facility provided by the related mortgage loan seller to the sponsor of the mortgage loan.

      In the case of each of the above described mortgage loans with existing mezzanine debt, the mezzanine loan was made by the related mortgage loan seller as mezzanine lender simultaneously with the origination of the mortgage loan and is subject to an intercreditor agreement entered into between the holder of the mortgage loan and the mezzanine lender, under which, generally, the mezzanine lender--

      o     has agreed, among other things, not to enforce its rights to realize upon the collateral securing its related mezzanine loan without written confirmation from the rating agencies that an enforcement action would not cause the downgrade, withdrawal or qualification of the then current ratings of the offered certificates, unless certain conditions are met relating to the identity and status of the transferee of the collateral and the replacement property manager and, in certain cases, the delivery of an acceptable
            non-consolidation opinion letter by counsel, and

      o     has subordinated and made junior its related mezzanine loan to the related mortgage loan (other than as to its interest in the pledged collateral) and has the option to purchase the related mortgage loan if that mortgage loan becomes a defaulted mortgage loan or to cure the default.

      In the case of thirty-four (34) mortgage loans, representing approximately
31.8% of the initial mortgage pool balance (31 mortgage loans in loan group 1, representing approximately 17.9% of the initial loan group 1 balance, and three
(3) mortgage loans in loan group 2, representing approximately 68.9% of the initial loan group 2 balance), the owners of the related borrowers are permitted to pledge their ownership interests in the borrowers as collateral for mezzanine debt in the future, as identified in the table below. The incurrence of this mezzanine indebtedness is generally subject to certain conditions, that may include any one or more of the following conditions--

                                       119

      o     consent of the mortgage lender;

      o     satisfaction of loan-to-value tests, which provide that the aggregate principal balance of the related mortgage loan and the subject mezzanine debt may not exceed a specified percentage of the value of the related mortgaged real property and debt service coverage tests, which provide that the combined debt service coverage ratio of the related mortgage loan and the subject mezzanine loan may not be less than a specified number;

      o     subordination of the mezzanine debt pursuant to a subordination and intercreditor agreement; and/or

      o     confirmation from each rating agency that the mezzanine financing will not result in a downgrade, qualification or withdrawal of the then current ratings of the offered certificates.

                                                                                                      INTERCREDITOR
   LOAN                                                  MAXIMUM LTV          MINIMUM DSCR          AGREEMENT REQUIRED
  NUMBER             MORTGAGED REAL PROPERTY           RATIO PERMITTED         PERMITTED                  (Y/N)
  -------   ------------------------------------       ---------------   ----------------------     -------------------

    1       Peter Cooper Village and Stuyvesant              70%                 1.30x                     Yes
            Town(1)
    6       HSA Memphis Industrial Portfolio(2)              85%                 1.10x                     Yes
    8       Medical Centre of Santa Monica                   70%             1.30x (actual)                Yes
                                                                            0.90x (stressed)
    12      Plaza Squaw Creek                                80%            1.00x (stressed)               Yes
    18      Fort Henry Mall                                  80%                 1.25x                     Yes
    22      One Belmont Avenue                               80%                 1.20x                     Yes
    34      Yankee Candle Company                            85%                 1.10x                     Yes
    35      Lennox Center                                    85%                 1.20x                     Yes
    38      Cellco Building                                  80%                 1.20x                     Yes
    43      Conejo Spectrum                                  75%                 1.20x                     Yes
    45      Flextronics-Plano                                70%                 1.20x                     Yes
    46      Pahrump Valley Junction                          85%                 1.10x                     Yes
    57      Coastal South Carolina Portfolio                 85%                 1.31x                     Yes
    61      Greenfield Gateway                               90%                 1.05x                     Yes
    64      Carefree Shopping Center                         85%                 1.15x                     Yes
    67      Landmark Center Office                           75%                 1.20x                     Yes
    69      Tallahassee Residence Inn                        85%                 1.15x                     Yes
    74      River Pointe                                     85%                 1.10x                     Yes
    79      Broadway Business Center                         80%             1.15x (actual)                Yes
                                                                            0.90x (stressed)
    92      3930 Watkins                                     75%                 1.20x                     Yes
   104      48317-48389 Fremont Boulevard                    75%                 1.20x                     Yes
   125      Woodland Mall                                    80%                 1.07x                     Yes
   126      Grossmont Medical Office Building                80%                 1.20x                     Yes
   138      Wilmette Commons                                 80%                 1.20x                     Yes
   144      Oak Hill Shopping Center                         80%                 1.20x                     Yes
   145      Chapline Place Shopping Center                   85%                 1.10x                     Yes
   146      Herbalife Center(3)                              90%                 1.05x                     Yes
   152      Mission Plaza                                    80%                 1.20x                     Yes
   177      Calumet City Sports Authority                    80%                 1.20x                     Yes
   188      Gadsby Building                                  85%                 1.15x                     Yes
   201      6800 Broken Sound Parkway                        80%                 1.20x                     Yes
   256      Gateway Plaza                                    75%                 1.30x                     Yes
   268      Dollar General II (Pool 3)                       85%                 1.07x                     Yes
   281      Dollar General II (Pool 7)                       85%                 1.07x                     Yes

_____________________

(1)   The related borrower may obtain $300,000,000 of any combination of pari passu mortgage debt and subordinate mezzanine debt.

(2)   Future mezzanine debt permitted only after original mezzanine loan is repaid.

(3)   Additionally, the tenant at the mortgaged real property must have exercised its expansion option (pursuant to its lease) in order for the borrower to incur future mezzanine debt.

                                       120

      While a mezzanine lender has no security interest in or rights to the mortgaged real property securing the related mortgage borrower's mortgage loan, a default under a mezzanine loan could cause a change in control in the related mortgage borrower as a result of the realization on the pledged ownership interests by the mezzanine lender. See "Risk Factors--Risks Relating to the
Mortgage Loans--A Borrower's Other Loans May Reduce the Cash Flow Available to
the Mortgaged Real Property Which May Adversely Affect Payment on Your
Certificates; Mezzanine Financing Reduces a Principal's Equity in, and Therefore
Its Incentive to Support, a Mortgaged Real Property" in this prospectus supplement.

      Unsecured and Other Debt. The mortgage loans generally do not prohibit the related borrower from incurring other obligations in the ordinary course of business relating to the mortgaged real property, including, but not limited to, trade payables, or from incurring indebtedness secured by equipment or other personal property located at or used in connection with the mortgaged real property. Therefore, under certain of the mortgage loans, the borrower has incurred or is permitted to incur additional financing that is not secured by the mortgaged real property. In addition, borrowers that have not agreed to certain special purpose covenants in the related loan documents are not prohibited from incurring additional debt.

      In addition to the foregoing kinds of additional debt a borrower may have incurred, we are aware that in the case of three (3) mortgage loans (loan numbers 25, 118 and 129), representing approximately 1.2% of the initial mortgage pool balance and approximately 1.6% of the initial loan group 1 balance, the related borrowers have incurred, or are permitted to incur, subordinate unsecured indebtedness.

      Except as disclosed under this "--Additional and Other Financing"
subsection, we have not been able to confirm whether the respective borrowers under the mortgage loans have any other debt outstanding. We make no representation with respect to the mortgage loans as to whether any other subordinate financing currently encumbers any mortgaged real property, whether any borrower has incurred material unsecured debt or whether a third-party holds debt secured by a pledge of an equity interest in a related borrower.

      Zoning and Building Code Compliance. In connection with the origination of each mortgage loan, the related originator examined whether the use and operation of the mortgaged real property were in material compliance with zoning, land-use, building, fire and health ordinances, rules, regulations and orders then-applicable to that property. Evidence of this compliance may have been in the form of legal opinions, surveys, recorded documents, letters from government officials or agencies, title insurance endorsements, engineering or consulting reports and/or representations by the related borrower. In some cases, a certificate of occupancy was not available. Where the property as currently operated is a permitted nonconforming use and/or structure, an analysis was generally conducted as to--

      o     the likelihood that a material casualty would occur that would prevent the property from being rebuilt in its current form; and

      o     whether existing replacement cost hazard insurance or, if necessary, supplemental law or ordinance coverage would, in the event of a material casualty, be sufficient--

            1.    to satisfy the entire mortgage loan; or

            2.    taking into account the cost of repair, to pay down the
                  mortgage loan to a level that the remaining collateral would be adequate security for the remaining loan amount.

      Notwithstanding the foregoing, we cannot assure you, however, that any such analysis, or that the above determinations, were made in each and every case.

      Lockboxes. One hundred twenty-one (121) mortgage loans, representing approximately 65.4% of the initial mortgage pool balance (one hundred thirteen
(113) mortgage loans in loan group 1, representing approximately 62.6% of the initial loan group 1 balance and eight (8) mortgage loans in loan group 2, representing approximately 73.0% of the initial loan group 2 balance), generally provide that all rents, credit card receipts, accounts receivables payments and other income derived from the related mortgaged real properties will be paid into one of the following types of lockboxes, each of which is described below.

                                       121

      o     LOCKBOXES IN EFFECT ON THE DATE OF CLOSING. Income (or a portion thereof sufficient to pay monthly debt service) is paid directly to a lockbox account controlled by the lender, or both the borrower and the lender, except that with respect to multifamily properties, income is collected and deposited in the lockbox account by the manager of the mortgaged real property and, with respect to hospitality properties, cash or "over-the-counter" receipts are deposited into the lockbox account by the manager, while credit card receivables are deposited directly into a lockbox account. In the case of such lockboxes, funds deposited into the lockbox account are disbursed either--

            1.    in accordance with the related loan documents to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits; or

            2.    to the borrower on a daily or other periodic basis, until the occurrence of a triggering event, following which the funds will be disbursed to satisfy the borrower's obligation to pay, among other things, debt service payments, taxes and insurance and reserve account deposits.

            In some cases, the lockbox account is currently under the control of both the borrower and the lender, to which the borrower will have access until the occurrence of the triggering event, after which no such access will be permitted. In other cases, the related loan documents require the borrower to establish the lockbox but each account has not yet been established.

            For purposes of this prospectus supplement, a lockbox is considered to be a "hard" lockbox when income from the subject property is paid directly into a lockbox account controlled by the lender. A lockbox is considered to be a "soft" lockbox when income from the subject property is paid into a lockbox account controlled by the lender, by the borrower or a property manager that is affiliated with the borrower.

      o     SPRINGING LOCKBOX. Income is collected by or otherwise accessible to the borrower until the occurrence of a triggering event, following which a lockbox of the type described above is put in place, from which funds are disbursed to a lender controlled account and used to pay, among other things, debt service payments, taxes and insurance and reserve account deposits. Examples of triggering events may include:

            1.    a failure to pay the related mortgage loan in full on or
                  before any related anticipated repayment date; or

            2.    a decline by more than a specified amount, in the net
                  operating income of the related mortgaged real property; or

            3.    a failure to meet a specified debt service coverage ratio; or

            4.    an event of default under the mortgage.

      For purposes of this prospectus supplement, a springing lockbox is an account, which may be a hard or soft lockbox, that is required to be established by the borrower upon the occurrence of a trigger event.

                                       122

      The 119 mortgage loans referred to above provide for lockbox accounts as follows:

                                                                       % OF        % OF INITIAL
                                      NUMBER OF                      INITIAL       LOAN GROUP 1      % OF INITIAL
                                      MORTGAGE                       MORTGAGE       PRINCIPAL        LOAN GROUP 2
             LOCKBOXES*                 LOANS         BALANCE      POOL BALANCE      BALANCE       PRINCIPAL BALANCE
--------------------------------      ----------  --------------   ------------    ------------    -----------------

Hard                                       64      2,128,593,835       48.2%           40.4%             68.9%
None at Closing, Springing Hard            49        572,087,759       13.0%           17.6%              0.6%
Soft                                        6         96,228,363        2.2%            1.7%              3.4%
Soft at Closing, Springing Hard             2         91,800,000        2.1%            2.9%              0.0%
                                      ----------  --------------   ------------    ------------    -----------------
TOTAL                                     121      2,888,709,957       65.4%           62.6%             73.0%
                                      ==========  ==============   ============    ============    =================

_____________________

*     Includes lockboxes required to be in effect on the date of closing but not yet established. In certain cases the loan documents require that the related lockbox be established within a specified period following the loan closing date.

      Hazard, Liability and Other Insurance. Although exceptions exist, the loan documents for each of the mortgage loans generally require the related borrower to maintain with respect to the corresponding mortgaged real property the following insurance coverage--

      o     hazard insurance in an amount that generally is, subject to an approved deductible, at least equal to the lesser of--

            1.    the outstanding principal balance of the mortgage loan; and

            2.    the full insurable replacement cost or insurable value of the improvements located on the insured property;

      o     if any portion of the improvements on the property was in an area identified in the federal register by the Federal Emergency
            Management Agency as having special flood hazards, flood insurance meeting the requirements of the Federal Insurance Administration guidelines, in an amount that is equal to the least of--

            1.    the outstanding principal balance of the related mortgage
                  loan;

            2.    the full insurable replacement cost or insurable value of the improvements on the insured property; and

            3.    the maximum amount of insurance available under the National
                  Flood Insurance Act of 1968;

      o     commercial general liability insurance against claims for personal and bodily injury, death or property damage; and

      o     business interruption or rent loss insurance.

      Certain mortgage loans permit a borrower to satisfy its insurance coverage requirement by permitting its tenant to self-insure (including with respect to terrorism insurance coverage).

      In general, the mortgaged real properties for the mortgage loans, including those properties located in California, are not insured against earthquake risks. In the case of those properties located in California, other than those that are manufactured housing communities or self storage facilities, a third-party consultant conducted seismic studies to assess the probable maximum loss for the property. Additionally, with respect to the mortgaged properties securing the Converting Loans, no seismic studies were conducted.
None of the resulting reports concluded that a mortgaged real property was likely to experience a probable maximum loss in excess of 20% of the estimated replacement cost of the improvements.

      Each master servicer (with respect to each of the mortgage loans serviced by it, including those of such mortgage loans that have become specially serviced mortgage loans), and the special servicer, with respect to REO
Properties, will be required to use reasonable efforts, consistent with the
Servicing Standard, to cause each borrower

                                       123

to maintain, or if the borrower does not maintain, the applicable master servicer will itself maintain, to the extent available at commercially reasonable rates and that the trustee has an insurable interest therein, for the related mortgaged real property, all insurance required by the terms of the loan documents and the related mortgage.

      Where insurance coverage at the mortgaged real property for any mortgage loan is left to the lender's discretion, the master servicers will be required to exercise such discretion in accordance with the Servicing Standard, and to the extent that any mortgage loan so permits, the related borrower will be required to exercise its efforts to obtain insurance from insurers which have a minimum claims-paying ability rating of at least "A" by each of S&P, Moody's and
Fitch (or the obligations of which are guaranteed or backed by a company having such claims-paying ability), and where insurance is obtained by a master servicer, such insurance must be from insurers that meet such requirements. In addition to the foregoing, neither master servicer will be required to cause to be maintained or to itself obtain and maintain any earthquake or environmental insurance policy unless a policy providing such coverage was in effect either at the time of the origination of the related mortgage loan or at the time of initial issuance of the certificates.

      In some cases, however, insurance may not be available from insurers that are rated by any of S&P, Moody's or Fitch. In that case, the applicable master servicer or the special servicer, as the case may be, will be required to use reasonable efforts, consistent with the servicing standard, to cause the borrower to maintain, or will itself maintain, as the case may be, insurance with insurers having the next highest ratings that are offering the required insurance at commercially reasonable rates.

      Various forms of insurance maintained with respect to any of the mortgaged real properties for the mortgage loans, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in the trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the mortgage loans in the trust. See "Risk Factors--Risks Related to the Mortgage Loans--The Absence or
Inadequacy of Insurance Coverage on the Property May Adversely Affect Payments
on Your Certificates" in this prospectus supplement and "Risk Factors--Lack of
Insurance Coverage Exposes a Trust to Risk for Particular Special Hazard Losses"
in the accompanying base prospectus.

      With limited exception, the mortgage loans generally provide that insurance and condemnation proceeds are to be applied either--

      o     to restore the mortgaged real property; or

      o     towards payment of the mortgage loan.

      If any mortgaged real property is acquired by the trust through foreclosure, deed in lieu of foreclosure or otherwise following a default on the related mortgage loan, the special servicer will be required to maintain for that property generally the same types of insurance policies providing coverage in the same amounts as were previously required under the related mortgage loan.
The special servicer will not be required to obtain any insurance for an REO
Property that was previously required under the related mortgage if (a) such insurance is not available at any rate; or (b) as determined by the special servicer following due inquiry conducted in a manner consistent with the
Servicing Standard and subject to the rights of and consultation with the controlling class representative, such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties in similar locales.

      The master servicers and the special servicer may each satisfy their obligations regarding maintenance of the hazard insurance policies referred to in this prospectus supplement by maintaining a blanket insurance policy or a master force-placed insurance policy insuring (or entitling the applicable party to obtain insurance) against hazard losses on all of the mortgage loans for which they are responsible. If any blanket insurance policy maintained by a master servicer or the special servicer contains a deductible clause, however, the applicable master servicer or the special servicer, as the case may be, will be required, in the event of a casualty covered by that policy, to pay out of its own funds all sums that--

      o     are not paid because of the deductible clause; and

                                       124

      o     would have been paid if an individual hazard insurance policy referred to above had been in place.

      The applicable originator and its successors and assigns are the beneficiaries under separate title insurance policies with respect to each mortgage loan. It is expected that each title insurer will enter into co-insurance and reinsurance arrangements with respect to the title insurance policy as are customary in the title insurance industry. Subject to standard exceptions, including those regarding claims made in the context of insolvency proceedings, each title insurance policy will provide coverage to the trustee for the benefit of the certificateholders for claims made against the trustee regarding the priority and validity of the borrower's title to the subject mortgaged real property.

ASSESSMENTS OF PROPERTY CONDITION

      Property Inspections. All of the mortgaged real properties for the mortgage loans were inspected in connection with the origination or acquisition of the related mortgage loan to assess their general condition. No inspection revealed any patent structural deficiency or any deferred maintenance considered material and adverse to the interests of the holders of the offered certificates, except in such cases where adequate reserves have been established.

      Appraisals. All of the mortgaged real properties for the mortgage loans were appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute in accordance with the Federal Institutions Reform, Recovery and Enforcement Act of 1989. The primary purpose of each of those appraisals was to provide an opinion of the fair market value of the related mortgaged real property. There can be no assurance that another appraiser would have arrived at the same opinion of value. The resulting appraised values are shown on Annex A-1 to this prospectus supplement.

      Environmental Assessments. A third-party environmental consultant conducted a Phase I environmental site assessment, or updated a previously conducted assessment (which update may have been pursuant to a database update), with respect to most of the mortgaged real properties except the mortgaged real properties securing the Converting Loans. All of the Phase I environmental site assessments or updates occurred during the 12-month period ending on the cut-off date, except with respect to loan numbers 27, 81, 84 and 86.

      In the case of eight (8) mortgaged real properties, representing approximately 2.9% of the initial mortgage pool balance, and approximately 4.0%
of the initial loan group 1 balance, a third-party consultant also conducted a
Phase II environmental site assessment of each such mortgaged real property.

      The environmental testing at any particular mortgaged real property did not necessarily cover all potential environmental issues. For example, tests for radon, lead-based paint and lead in water were generally performed only at multifamily rental properties and only when the originator of the related mortgage loan believed this testing was warranted under the circumstances.

         If the environmental investigations described above identified material adverse or potentially material adverse environmental conditions at or with respect to any of the respective mortgaged real properties securing a mortgage loan or at a nearby property with potential to affect a mortgaged real property, then one of the following occurred:

      o     an environmental consultant investigated those conditions and recommended no further investigations or remediation; or

      o     an operation and maintenance plan or other remediation was required and/or an escrow reserve was established to cover the estimated costs of obtaining that plan and/or effecting that remediation; or

      o     those conditions were remediated or abated prior to the closing date; or

      o     a letter was obtained from the applicable regulatory authority stating that no further action was required; or

                                       125

      o     an environmental insurance policy (which was not for the primary benefit of a secured lender) was obtained, a letter of credit was provided, an escrow reserve account was established, another party has acknowledged responsibility, or an indemnity from the
            responsible party was obtained to cover the estimated costs of any required investigation, testing, monitoring or remediation; or

      o     in those cases where an offsite property is the location of a leaking underground storage tank or groundwater or soil
            contamination, a responsible party has been identified under applicable law, and generally either--

            1.    that condition is not known to have affected the mortgaged real property; or

            2.    the responsible party has either received a letter from the applicable regulatory agency stating no further action is
                  required, established a remediation fund, engaged in
                  responsive remediation, or provided an indemnity or guaranty to the borrower; or

            3.    an environmental insurance policy was obtained (which was not for the primary benefit of a secured lender).

      In some cases, the identified condition related to the presence of asbestos-containing materials, lead-based paint, mold, and/or radon. Where these substances were present, the environmental consultant often recommended, and the related loan documents required--

      o     the establishment of an operation and maintenance plan to address the issue, or

      o     in some cases involving asbestos-containing materials, lead-based paint, mold and/or radon, an abatement or removal program or a long-term testing program.

      In a few cases, the particular asbestos-containing materials, lead-based paint, mold and/or radon was in need of repair or other remediation. This could result in a claim for damages by any party injured by that condition. In certain cases, the related lender did not require the establishment of an operation and maintenance plan despite the identification of issues involving asbestos-containing materials and/or lead-based paint.

      In some cases, the environmental consultant did not recommend that any action be taken with respect to a potentially material adverse environmental condition at a mortgaged real property securing a mortgage loan, because a responsible party with respect to that condition had already been identified.
There can be no assurance, however, that such a responsible party will be financially able to address the subject condition.

      In some cases where the environmental consultant recommended specific remediation of an adverse environmental condition, the related originator of a mortgage loan required the related borrower generally:

      o     to carry out the specific remedial measures prior to closing;

      o     carry out the specific remedial measures post-closing and, if deemed necessary by the related originator of the subject mortgage loan, deposit with the lender a cash reserve in an amount generally equal to 100% to 125% of the estimated cost to complete the remedial measures; or

      o     to monitor the environmental condition and/or to carry out additional testing, in the manner and within the time frame specified in the related loan documents.

      Some borrowers under the mortgage loans have not satisfied all post-closing obligations required by the related loan documents with respect to environmental matters. There can be no assurance that recommended operations and maintenance plans have been or will continue to be implemented.

                                       126

      In some cases, the environmental assessment for a mortgaged real property identified potential and, in some cases, significant environmental issues at nearby properties. The resulting environmental report indicated, however, that--

      o     the mortgaged real property had not been affected or had been minimally affected,

      o     the potential for the problem to affect the mortgaged real property was limited, or

      o     a person responsible for remediation had been identified.

      The information provided by us in this prospectus supplement regarding environmental conditions at the respective mortgaged real properties is based on the environmental site assessments referred to in this "--Environmental
Assessments" subsection and has not been independently verified by--

      o     us,

      o     any of the other parties to the pooling and servicing agreement,

      o     any of the mortgage loan sellers,

      o     any of the underwriters, or

      o     the affiliates of any of these parties.

      There can be no assurance that the environmental assessments or studies, as applicable, identified all environmental conditions and risks at, or that any environmental conditions will not have a material adverse effect on the value of or cash flow from, one or more of the mortgaged real properties.

      See "Risk Factors--Risks Related to the Mortgage Loans--Lending on
Income-Producing Real Properties Entails Environmental Risks" in this prospectus supplement.

      Secured Creditor Environmental Insurance Policy. Certain mortgaged real properties are covered by individual secured creditor impaired property environmental insurance policies. In general, each policy insures the trust fund against losses resulting from certain known and unknown environmental conditions in violation of applicable environmental standards at the subject mortgage real properties during the applicable policy periods, which periods continue at least five years beyond the maturity date of the mortgage loans to which they relate
(with the exception of loan numbers 17, 40 and 179, which have policy terms that are co-terminus with the related mortgage loans), provided no foreclosure has occurred. Subject to certain conditions and exclusions, each insurance policy, by its terms, generally provides coverage, up to a maximum of 125% of the original loan balance (with the exception of loan numbers 17, 40 and 179, which have policy limits of approximately 36%, 52% and 100%, respectively, of the related senior loan amount) against (i) losses resulting from default under the mortgage loans to which they relate if on site environmental conditions in violation of the applicable environmental standards are discovered at the mortgage real properties during the policy periods and no foreclosures of the mortgaged real properties have taken place, (ii) clean-up costs discovered by the insured resulting from environmental conditions in violation of the applicable environmental standards at or emanating from the mortgaged real properties, and (iii) losses from third-party claims against the trust during the policy period for any losses for bodily injury, property damage or related claim expenses caused by conditions in violation of applicable environmental standards.

      The premiums for each of the secured creditor impaired property policies described above, have been or, as of the date of initial issuance of the offered certificates, will have been paid in full. We cannot assure you, however, that should environmental insurance be needed, coverage would be available or uncontested, that the terms and conditions of such coverage would be met, that coverage would be sufficient for the claims at issue or that coverage would not be subject to certain deductibles.

      In the case of eleven (11) mortgage loans (loan numbers 263, 268, 271,
277, 280, 281, 290, 294, 296, 297 and 307), representing approximately 0.4% of the initial mortgage pool balance, approximately 0.4% of the initial loan group
1 balance and approximately 0.6% of the initial loan group 2 balance, are each the subject of a group

                                       127

secured creditor impaired property policy provided by Steadfast Insurance
Company, an affiliate of Zurich North America. In the case of each of these policies, the insurance was obtained to provide coverage for certain losses that may arise from certain known or suspected adverse environmental conditions that exist or may arise at the related mortgaged real property or was obtained in lieu of a Phase I environmental site assessment, in lieu of a recommended or required Phase II environmental site assessment or in lieu of an environmental indemnity from a borrower principal or a high net-worth entity. The policies will be assigned to the trust. The premiums for these policies have been or, as of the initial issuance of the series 2007-5 certificates will be paid, in full.

      Engineering Assessments. Except as indicated in the following paragraph, in connection with the origination of the mortgage loans, a licensed engineer inspected the related mortgaged real properties except those properties securing the Converting Loans to assess the structure, exterior walls, roofing, interior structure and mechanical and electrical systems. The resulting engineering reports were prepared:

      o     in the case of three hundred sixty-three (363) mortgaged real properties, representing security for approximately 80.5% of the initial mortgage pool balance, during the 12-month period preceding the cut-off date, and

      o     in the case of three hundred sixty-seven (367) mortgaged real properties, representing security for approximately 81.2% of the initial mortgage pool balance, during the 21-month period preceding the cut-off date.

      The resulting reports indicated deferred maintenance items and/or recommended capital improvements on the mortgaged real properties. Generally, with respect to a majority of the mortgaged real properties, where the engineer's recommended repairs, corrections or replacements were deemed material by the related originator, the related borrowers were required to carry out the necessary repairs, corrections or replacements, and in some instances, to establish reserves, generally in an amount ranging from 100% to 125% of the licensed engineer's estimated cost of the recommended repairs, corrections or replacements to fund deferred maintenance or replacement items that the reports characterized as in need of prompt attention.

ASSIGNMENT OF THE MORTGAGE LOANS

      On or before the date of initial issuance of the offered certificates, each mortgage loan seller will transfer its mortgage loans to us, and we will then transfer all the mortgage loans to the trust. In each case, the transferor will assign the subject mortgage loans, without recourse, to the transferee.

         In connection with the foregoing transfers, the related mortgage loan seller will be required to deliver the following documents, among others, to the custodian with respect to each of the mortgage loans--

      o     either:

            1.    the original promissory note, endorsed without recourse to the order of the trustee or in blank; or

            2.    if the original promissory note has been lost, a copy of that note, together with a lost note affidavit and indemnity;

      o     the original or a copy of the related mortgage instrument, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

      o     the original or a copy of any separate assignment of leases and rents, together with originals or copies of any intervening assignments of that instrument, in each case, unless the particular document has not been returned from the applicable recording office, with evidence of recording or certified by the applicable recording office;

                                       128

      o     either:

            1.    a completed assignment of the related mortgage instrument in favor of the trustee or in blank, in recordable form except for completion of the assignee's name if delivered in blank and except for missing recording information; or

            2.    a certified copy of that assignment as sent for recording;

      o     either:

            1.    a completed assignment of any separate related assignment of leases and rents in favor of the trustee or in blank, in
                  recordable form except for completion of the assignee's name if delivered in blank and except for missing recording
                  information; or

            2.    a certified copy of that assignment as sent for recording;

      o     an original or copy of the lender's policy or certificate of title insurance or, if a title insurance policy has not yet been issued or located, a commitment for title insurance, which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company;

      o     in those cases where applicable, the original or a copy of the related ground lease;

      o     originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the related mortgage instrument or promissory note have been consolidated or modified or the subject mortgage loan has been assumed; and

      o     a copy of any related letter of credit (the original of which will be required to be delivered to the applicable master servicer).

provided that mortgage loan seller may deliver certain documents, including those identified in the third, fourth and fifth bullets, within the 30-day period following the date of issuance of the offered certificates.

      The custodian is required to hold all of the documents delivered to it with respect to the mortgage loans, in trust for the benefit of the certificateholders. Within a specified period of time following that delivery, the custodian will be further required to conduct a review of those documents.
The scope of the custodian's review of those documents will, in general, be limited solely to confirming that those documents have been received. None of the trustee, either master servicer, the special servicer or custodian is under any duty or obligation to inspect, review or examine any of the documents relating to the mortgage loans to determine whether the document is valid, effective, enforceable, in recordable form or otherwise appropriate for the represented purpose.

      If--

      o     any of the above-described documents required to be delivered by the respective mortgage loan sellers to the custodian is not delivered or is otherwise defective in the manner contemplated by the pooling and servicing agreement; and

      o     that omission or defect materially and adversely affects the value of, or the interests of the certificateholders in, the subject loan,

then the omission or defect will constitute a material document defect as to which the certificateholders will have the rights against us described below under "--Repurchases and Substitutions," provided that no document defect (other than with respect to a mortgage note, mortgage, title insurance policy, ground lease or any letter of credit) will be considered to materially and adversely affect the interests of the certificateholders or the value of the related mortgage loan unless the document with respect to which the document defect exists is required in connection with an imminent enforcement of the lender's rights or remedies under the related mortgage loan, defending any claim

                                       129

asserted by any borrower or third party with respect to the mortgage loan, establishing the validity or priority of any lien on any collateral securing the mortgage loan or for any immediate servicing obligations.

      Within a specified period following the later of--

      o     the date on which the offered certificates are initially issued; and

      o     the date on which all recording information necessary to complete the subject document is received by the custodian,

the custodian or one or more independent third-party contractors retained at the expense of the mortgage loan sellers must submit for recording in the real property records of the applicable jurisdiction each of the assignments of recorded loan documents in the trustee's favor described above. Because most of the mortgage loans are newly originated, many of those assignments cannot be completed and recorded until the related mortgage and/or assignment of leases and rents, reflecting the necessary recording information, is returned from the applicable recording office.

REPRESENTATIONS AND WARRANTIES

         In each mortgage loan purchase agreement, the applicable mortgage loan seller has represented and warranted with respect to each mortgage loan (subject to certain exceptions specified in each mortgage loan purchase agreement), as of the issuance date, or as of such other date specifically provided in the representation and warranty, among other things, generally that:

      (a)   The information relating to the mortgage loan set forth in the loan schedule attached to the related mortgage loan purchase agreement will be true and correct in all material respects as of the cut-off date.

      (b)   Immediately prior to its transfer and assignment of the mortgage loan, it had good title to, and was the sole owner of, the mortgage loan.

      (c)   The related mortgage instrument is a valid and, subject to the exceptions and limitations on enforceability set forth in clause (d)
            below, enforceable first priority lien upon the related mortgaged real property, prior to all other liens and there are no other liens and/or encumbrances that are pari passu with the lien of the mortgage, in any event subject, however, to the Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (d)   The promissory note, the mortgage instrument and each other agreement executed by or on behalf of the related borrower in connection with the mortgage loan is the legal, valid and binding obligation of the related borrower, subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or market value limit deficiency legislation. In addition, each of the foregoing documents is enforceable against the related borrower in accordance with its terms, except as enforcement may be limited by (1) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (2) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law, and (3) public policy considerations regarding provisions purporting to provide indemnification for securities law violations, except that certain provisions in those documents may be further limited or rendered unenforceable by applicable law, but, subject to the limitations set forth in the foregoing clauses (1),
            (2) and (3), such limitations or unenforceability will not render those loan documents invalid as a whole or substantially interfere with the lender's realization of the principal benefits and/or security provided thereby.

                                       130

      (e)   It has not received notice and has no actual knowledge, of any proceeding pending for the condemnation of all or any material portion of the mortgaged real property for the mortgage loan.

      (f)   There exists an American Land Title Association or equivalent form of the lender's title insurance policy (or, if the title policy has yet to be issued, a pro forma policy or a marked up title insurance commitment binding on the title insurer) on which the required premium has been paid, insuring the first priority lien of the related mortgage instrument or, if more than one, mortgage instruments, in the original principal amount of the mortgage loan after all advances of principal, subject only to Permitted
            Encumbrances, which Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related mortgage, the current principal use of the related mortgaged real property, the value of the mortgaged real property or the current ability of the related mortgaged real property to generate income sufficient to service the mortgage loan.

      (g)   The proceeds of the mortgage loan have been fully disbursed, except in those cases where the full amount of the mortgage loan has been disbursed, but a portion of the proceeds is being held in escrow or reserve accounts pending satisfaction of specific leasing criteria, repairs or other matters with respect to the related mortgaged real property, and there is no requirement for future advances under the mortgage loan.

      (h)   If the related mortgage instrument is a deed of trust, a trustee, duly qualified under applicable law, has either been properly designated and currently so serves or may be substituted in accordance with the deed of trust and applicable law.

      (i)   Except as identified in the engineering report prepared by an independent engineering consultant obtained in connection with the origination of the mortgage loan (if such a report was prepared), to its knowledge, the related mortgaged real property is in good repair and free and clear of any damage that would materially and adversely affect its value as security for the mortgage loan, except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance.

      In addition to the above-described representations and warranties, each mortgage loan seller will also make additional representations and warranties regarding the mortgage loans being sold by them to depositor, which (subject to certain exceptions specified in each mortgage loan purchase agreement), will include representations and warranties generally to the following effect:

      o     the borrower is obligated to be in material compliance with environmental laws and regulations;

      o     the mortgage loan is eligible to be included in a REMIC;

      o     there are no liens for delinquent real property taxes on the related mortgaged real property;

      o     the related borrower is not the subject of bankruptcy proceedings;

      o     if applicable, a mortgage loan secured by a borrower's leasehold interest contains certain provisions for the benefit of the lender;
            and

      o     the borrower is obligated to provide financial information regarding the related mortgaged real property on at least an annual basis.

REPURCHASES AND SUBSTITUTIONS

      In the case of (i) a breach of any of the loan-specific representations and warranties in any mortgage loan purchase agreement that materially and adversely affects the value of a mortgage loan or the interests of the certificateholders in that mortgage loan or (ii) a material document defect as described above under "--Assignment of the Mortgage Loans" above, the applicable mortgage loan seller, if it does not cure such breach or defect in all material respects within a period of 90 days following its receipt of notice thereof, is obligated pursuant to the

                                       131

applicable mortgage loan purchase agreement (the relevant rights under which have been assigned by us to the trustee) to either substitute a qualified substitute mortgage loan (so long as that substitution is effected prior to the second anniversary of the Closing Date) and pay any substitution shortfall amount or to repurchase the affected mortgage loan within such 90-day period at the purchase price described below; provided that, unless the breach or defect would cause the mortgage loan not to be a qualified mortgage within the meaning of section 860G(a)(3) of the Code, the applicable mortgage loan seller generally has an additional 90-day period to cure such breach or defect if it is diligently proceeding with such cure. Each mortgage loan seller is solely responsible for its repurchase or substitution obligation, and such obligations will not be our responsibility. The purchase price at which a mortgage loan seller will be required to repurchase a mortgage loan as to which there remains an uncured material breach or material document defect, as described above, will be generally equal to the sum (without duplication) of--

      o     the unpaid principal balance of that mortgage loan at the time of purchase, plus

      o     all unpaid interest due and accrued with respect to that mortgage loan at its mortgage interest rate to, but not including, the due date in the collection period of purchase (exclusive of any portion of that interest that constitutes Additional Interest), plus

      o     all unpaid interest accrued on Advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

      o     all unreimbursed servicing advances made under the pooling and servicing agreement with respect to that mortgage loan, plus

      o     any reasonable costs and expenses, including, but not limited to, the cost of any enforcement action, incurred by the applicable master servicer, the special servicer, the trustee, the certificate administrator, the custodian or the trust fund in connection with any such purchase by a mortgage loan seller (to the extent not included in the preceding bullet), plus

      o     other Additional Trust Fund Expenses related to that mortgage loan, including special servicing fees, plus

      o     if the circumstances (which are discussed under "Servicing of the
            Mortgage Loans--Servicing and Other Compensation and Payment of
            Expenses--The Principal Recovery Fee") under which a principal recovery fee would be payable to the special servicer are present, a principal recovery fee.

      If (i) any mortgage loan is required to be repurchased or substituted for in the manner described above, (ii) such mortgage loan is then a Crossed Loan, and (iii) the applicable document defect (including any omission) or breach of a representation and warranty does not constitute a defect or breach, as the case may be, as to any other Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable defect or breach, as the case may be, will be deemed to constitute a defect or breach, as the case may be, as to any other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the related mortgage loan seller will be required to repurchase or substitute for such other Crossed Loan(s) in the related Crossed Group unless (A) the weighted average debt service coverage ratio for all the remaining related Crossed Loans for the four calendar quarters immediately preceding the repurchase or substitution is not less than the weighted average debt service coverage ratio for all such related Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding the repurchase or substitution; and
(B) the weighted average loan-to-value ratio of the remaining related Crossed
Loans determined at the time of repurchase or substitution, based upon an appraisal obtained by the special servicer, is not greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected
Crossed Loan, at the time of repurchase or substitution. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the mortgage loan seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related breach or defect exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed
Group.

      To the extent that the related mortgage loan seller repurchases or substitutes only for an affected Crossed Loan as described in the immediately preceding paragraph while the trustee continues to hold any related Crossed
Loans, we and the related mortgage loan seller will agree in the related mortgage loan purchase agreement to forbear

                                       132

from enforcing any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective affected Crossed Loans, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its
Primary Collateral. If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loans held by such party, then both parties have agreed in the related mortgage loan purchase agreement to forbear from exercising such remedies until the loan documents evidencing and securing the relevant mortgage loans can be modified to remove the threat of material impairment as a result of the exercise of remedies.

      Notwithstanding the foregoing discussion, if any mortgage loan is otherwise required to be repurchased or substituted for in the manner described above, as a result of a document defect or breach with respect to one or more mortgaged real properties that secure a mortgage loan that is secured by multiple properties, the related mortgage loan seller will not be required to effect a repurchase or substitution of the subject mortgage loan if--

      o     the affected mortgaged real property(ies) may be released pursuant to the terms of any partial release provisions in the related loan documents and such mortgaged real property(ies) are, in fact, released,

      o     the remaining mortgaged real property(ies) satisfy the requirements, if any, set forth in the loan documents and the applicable mortgage loan seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on prohibited transactions or contributions after the startup day of either REMIC I or REMIC II under the Code, and

      o     the related mortgage loan seller obtains written confirmation from each applicable rating agency that the release will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the offered certificates.

      Except with respect to breaches of certain representations regarding the borrower's obligation to pay certain costs (in respect of which the remedy is the payment of costs), the foregoing substitution or repurchase obligation constitutes the sole remedy available to the certificateholders and the trustee for any uncured material breach of any mortgage loan seller's representations and warranties or material document defects regarding its mortgage loans. There can be no assurance that the applicable mortgage loan seller will have the financial resources to repurchase any mortgage loan at any particular time. Each mortgage loan seller is the sole warranting party in respect of the mortgage loans sold to us by such mortgage loan seller, and neither we nor any of our affiliates will be obligated to substitute or repurchase any such affected mortgage loan in connection with a material breach of a mortgage loan seller's representations and warranties or material document defects if such mortgage loan seller defaults on its obligation to do so.

CHANGES IN MORTGAGE POOL CHARACTERISTICS

      The description in this prospectus supplement of the mortgage pool is based upon the mortgage pool as it is expected to be constituted at the time the offered certificates are issued, with adjustments for the monthly debt service payments due on the mortgage loans on or before the cut-off date. Prior to the issuance of the offered certificates, one or more mortgage loans may be removed from the mortgage pool if we consider the removal necessary or appropriate. A limited number of other mortgage loans may be included in the mortgage pool prior to the issuance of the offered certificates, unless including those mortgage loans would materially alter the characteristics of the mortgage pool as described in this prospectus supplement. We believe that the information in this prospectus supplement will be generally representative of the characteristics of the mortgage pool as it will be constituted at the time the offered certificates are issued; however, the range of mortgage interest rates and maturities, as well as the other characteristics of the mortgage loans described in this prospectus supplement, may vary, and the actual initial mortgage pool balance may be as much as 5% larger or smaller than the initial mortgage pool balance specified in this prospectus supplement.

      A current report on Form 8-K, together with the pooling and servicing agreement, will be filed with the Securities and Exchange Commission and be available to purchasers of the offered certificates on or shortly after the

                                       133

date of initial issuance of the offered certificates. If mortgage loans are removed from or added to the mortgage pool, that removal or addition will be noted in that current report on Form 8-K.

                            TRANSACTION PARTICIPANTS

THE ISSUING ENTITY

      In connection with the issuance of the certificates, the issuing entity will be ML-CFC Commercial Mortgage Trust 2007-5, a common law trust created under the laws of the State of New York pursuant to the pooling and servicing agreement. ML-CFC Commercial Mortgage Trust 2007-5 is sometimes referred to in this prospectus supplement and the accompanying base prospectus as the "issuing entity," the "trust" or the "trust fund." We will transfer the mortgage loans to the trust in exchange for the issuance of the certificates to us or at our direction. The trust assets will initially consist of the mortgage loans, any collections of interest or principal thereon that are allocable to the period after the cut-off date but were received on or prior to the date of initial issuance of the certificates, and any related reserve or escrow funds being held pending application as of the date of initial issuance of the certificates.

      The trust's activities will be limited to the transactions and activities entered into in connection with the securitization described in this prospectus supplement and, except for those activities, the trust will not be authorized and will have no power to borrow money or issue debt, merge with another entity, reorganize, liquidate or sell assets or engage in any business or activities.
Consequently, the trust will not be permitted to hold any assets, or incur any liabilities, other than those described in this prospectus supplement. Because the trust will be created pursuant to the pooling and servicing agreement, the trust and its permissible activities can only be amended or modified by amending the pooling and servicing agreement. See "Description of the Governing
Documents--Amendment" in the accompanying base prospectus. The fiscal year end of the trust will be December 31.

      The trust will not have any directors, officers or employees. The trustee, the certificate administrator, the custodian, the master servicers and the special servicer will be responsible for administration of the trust assets, in each case to the extent of its duties expressly set forth in the pooling and servicing agreement. Those parties may perform their respective duties directly or through sub-servicers and/or agents.

      Because the trust fund will be a common law trust, it may not be eligible for relief under the federal bankruptcy laws, unless it can be characterized as a "business trust" for purposes of the federal bankruptcy laws. Bankruptcy courts look at various considerations in making this determination, so it is not possible to predict with any certainty whether or not the trust would be characterized as a "business trust."

THE DEPOSITOR

      We are Merrill Lynch Mortgage Investors, Inc., the depositor for the series 2007-5 securitization transaction. We will acquire the mortgage loans from the sponsors and the other mortgage loan seller and will transfer the mortgage loans to the trust. At this time, we are only engaged in the securitization of mortgage loans of the type described in the accompanying base prospectus. The accompanying base prospectus contains a more detailed description of us under the heading "The Depositor."

THE SPONSORS AND MORTGAGE LOAN SELLERS

      MERRILL LYNCH MORTGAGE LENDING, INC. Merrill Lynch Mortgage Lending, Inc.
("MLML"), our affiliate, an affiliate of Merrill Lynch, Pierce, Fenner & Smith
Incorporated, one of the underwriters and an affiliate of Merrill Lynch Capital
Services, Inc., the swap counterparty, will transfer to us, for inclusion in the series 2007-5 securitization transaction, fifty-four (54) mortgage loans, representing approximately 39.3% of the initial mortgage pool balance. MLML has been originating and/or acquiring multifamily and commercial mortgage loans for securitization since 1994. MLML securitized, in registered public offerings, approximately: (a) $1.45 billion of multifamily and commercial mortgage loans during 2005; (b) $1.97 billion of multifamily and commercial mortgage loans during 2004; and (c) $4.83 billion of multifamily and commercial mortgage loans during 2003. For additional information regarding MLML, see "The Sponsor" in the accompanying base prospectus.

                                       134

      COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC. Countrywide Commercial
Real Estate Finance, Inc. ("CRF") is a California corporation with its principal offices located in Calabasas, California. CRF is a wholly owned direct subsidiary of Countrywide Capital Markets, Inc., which is a wholly owned direct subsidiary of Countrywide Financial Corporation. Countrywide Financial
Corporation, through its subsidiaries, provides mortgage banking and diversified financial services in domestic and international markets. Founded in 1969,
Countrywide Financial Corporation is headquartered in Calabasas, California. CRF is an affiliate of Countrywide Securities Corporation, one of the underwriters and a registered broker dealer specializing in underwriting, buying, and selling mortgage backed debt securities. CRF is also an affiliate of Countrywide Home
Loans, Inc. ("CHL"), a New York corporation headquartered in Calabasas, CA. CHL is engaged primarily in the mortgage banking business, and as part of that business, originates, purchases, sells and services mortgage loans. CHL originates mortgage loans through a retail branch system and through mortgage loan brokers and correspondents nationwide. Mortgage loans originated or serviced by CHL are principally first lien, fixed or adjustable rate mortgage loans secured by single family residences. CHL and its consolidated subsidiaries, including Countrywide Servicing, service substantially all of the mortgage loans CHL originates or acquires. In addition, Countrywide Servicing has purchased in bulk the rights to service mortgage loans originated by other lenders.

      CRF was founded in 2004 and originates and purchases from other lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage backed securitization ("CMBS") transactions. CRF also engages in the origination, and/or buying and selling, of mortgages and other interests related to commercial real estate for investment and other purposes.

      Neither CRF, CHL, Countrywide Servicing nor any of their affiliates services the commercial and multifamily loans that CRF originates or acquires for securitization in CMBS transactions.

      The table below indicates the size and growth of CRF's commercial mortgage loan origination program:

        COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN ORIGINATION (IN MILLIONS)

                        2004          2005      THROUGH 6/7/2006       TOTAL
                      --------     ----------   ----------------    -----------
Fixed Rate Loans      $  756.0     $  4,640.0      $   6,406.2      $  11,802.2
Floating Rate Loans   $   52.0     $    527.0      $   1,534.0      $   2,113.0
                      --------     ----------   ----------------    -----------
TOTAL                 $  808.0     $  5,167.0      $   7,940.2      $  13,915.2
                      ========     ==========   ================    ===========

      CRF's Securitization Program. CRF originates multifamily and commercial mortgage loans throughout the United States since 2004 and may potentially originate abroad. CRF originates both fixed and floating rate multifamily and commercial mortgage loans. To date, substantially all of the multifamily and commercial mortgage loans contributed to commercial mortgage securitizations by
CRF have been originated, directly or through correspondents, by CRF.

      In the normal course of its securitization program, CRF, may also acquire multifamily and commercial mortgage loans from various third party originators.
These mortgage loans may have been originated using underwriting guidelines not established by CRF. The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

      CRF may also originate multifamily and commercial mortgage loans in conjunction with third party correspondents and, in those cases, the third party correspondents may perform the underwriting based on various criteria established or reviewed by CRF, and CRF would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

      In connection with its commercial mortgage securitization transactions,
CRF generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity for the related securitization. The issuing entity issues commercial mortgage pass through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

      CRF and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. Neither CRF nor any of its affiliates acts as servicer of any multifamily or

                                       135

commercial mortgage loan in the commercial mortgage securitizations for which it contributes these loans. Instead, CRF and/or the applicable depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund established with respect to a series of certificates.

      In connection with CRF contributing mortgage loans to a commercial mortgage securitization transaction, CRF may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

      o     deliver various specified loan documents;

      o     file and/or record or cause a third party to file and/or record on its behalf various specified loan documents and assignments of those documents; and

      o     make various loan specific representations and warranties.

      If it is later determined that any mortgage asset contributed by CRF fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then after being notified, CRF will generally have an obligation to cure the subject defect, omission or breach or to repurchase or, under certain circumstances, substitute the subject mortgage asset.

      The table below indicates the size and growth of CRF's commercial mortgage loan securitization program:

    COUNTRYWIDE COMMERCIAL REAL ESTATE LOAN SECURITIZATION/SALE (IN MILLIONS)

                           2004        2005       THROUGH 6/7/2006     TOTAL
                         -------    -----------   ----------------   ----------
Fixed Rate Loans         $  58.0    $   2,914.4      $  4,240.1      $  7,212.5
Floating Rate Loans         --            102.2           332.6           434.8
                         -------    -----------   ----------------   ----------
TOTAL                    $  58.0    $   3,016.6      $  4,572.7      $  7,647.3
                         =======    ===========   ================   ==========

      CRF's Underwriting Standards. Set forth below is a discussion of certain general underwriting guidelines of CRF with respect to multifamily and commercial mortgage loans originated by CRF. The underwriting guidelines described below may not apply to multifamily and commercial mortgage loans acquired by CRF from third party originators.

      Notwithstanding the discussion below, given the unique nature of income producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--CRF's Underwriting
Standards" section.

      1.    LOAN ANALYSIS. CRF performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single purpose entities, although exceptions may be made from time to time on a case by case basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, a current rent roll, a budget and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances, CRF's underwriting staff and/or legal counsel will review leases of significant tenants. CRF may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. CRF generally requires third party appraisals, as well as environmental reports, building condition reports and, if

                                       136

applicable, seismic reports. Each report is reviewed for acceptability by a CRF staff member or a third party reviewer. The results of these reviews are incorporated into the underwriting report.

      2.    LOAN APPROVAL. Prior to commitment, all multifamily and commercial mortgage loans to be originated by CRF must be approved by the CRF credit committee, which is comprised of representatives of CRF and its affiliates. The requirements of the committee vary by loan size. The committee may approve a mortgage loan as presented, request additional due diligence, modify the loan terms or decline a loan transaction.

      3.    DEBT SERVICE COVERAGE RATIO. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make debt service payments on the loan.
Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, CRF will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

      The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

      o     the amount of income, net of operating expenses and capital expenditures, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

      o     the sum of the scheduled payments of principal and/or interest during that given period required to be paid (i) on the subject mortgage loan under the related loan documents and (ii) on any other loan that is secured by a lien of senior or equal priority on the related real property collateral.

      However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

      For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, CRF may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

      o     the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

      o     the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

      o     the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

      o     the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

      o     assumptions regarding the probability of renewal of particular leases and/or the re leasing of certain space at the subject real property collateral and the anticipated effect on capital and re leasing expenditures; and

                                       137

      o     various additional lease up assumptions and other assumptions regarding the payment of rent not currently being paid.

      There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

      Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF's judgment of improved property performance in the future and/or other relevant factors. In addition, CRF may originate a multifamily loan on a property in what is considered by CRF to be a strong market at a debt service coverage ratio that is lower than 1.20:1.

      4.    LOAN TO VALUE RATIO. CRF also looks at the loan to value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan to value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

      o     the sum of the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

      o     the estimated as is or as stabilized value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      Generally, the loan to value ratio for multifamily and commercial mortgage loans originated by CRF, calculated as described above, will be equal to or less than 81% (subject to the discussion under "--Additional Debt" below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, CRF may originate a multifamily or commercial mortgage loan with a loan to value ratio above 81% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, CRF or the appraiser's judgment of improved property performance in the future and/or other relevant factors.

      5.    ADDITIONAL DEBT. When underwriting a multifamily or commercial mortgage loan, CRF will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that
CRF or an affiliate will be the lender on that additional debt.

      The debt service coverage ratio described above under "--Debt Service
Coverage Ratio" and the loan to value ratio described above under "--Loan to
Value Ratio" may be below 1.20:1 and above 81%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

      6.    ASSESSMENTS OF PROPERTY CONDITION. As part of the underwriting process, CRF will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
CRF may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

      (a)   Appraisals. CRF will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the Appraisal Institute, a membership association of professional real estate appraisers. In addition, CRF will generally require that those appraisals be conducted in

                                       138

            accordance with the Uniform Standards of Professional Appraisal
            Practices developed by The Appraisal Foundation, a not for profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions Reform,
            Recovery and Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, CRF may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

      (b)   Environmental Assessment. CRF may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant, CRF may utilize an update of a prior environmental assessment or a desktop review. Alternatively, CRF might forego an environmental assessment in limited circumstances, such as when it requires the borrowers or its principal to obtain an environmental insurance policy or an environmental guarantee.
            Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when CRF or the environmental consultant believes that such an analysis is warranted under the circumstances.

      Depending on the findings of the initial environmental assessment, CRF may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

      (c)   Engineering Assessment. In connection with the origination process,
            CRF may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, CRF will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      (d)   Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4, CRF may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is equal to or greater than
            20% of the estimated replacement cost for the improvements at the property, CRF may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that in assessing probable maximum loss different assumptions may be used with respect to each seismic assessment, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

      7.    ZONING AND BUILDING CODE COMPLIANCE. In connection with the origination of a multifamily or commercial mortgage loan, CRF will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents; temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; zoning reports; and/or representations by the related borrower.

      Where a property as currently operated is a permitted non conforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, CRF will analyze whether--

      o     any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

      o     casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by
            CRF to be sufficient to pay off the related mortgage loan in full;

                                       139

      o     the real property collateral, if permitted to be repaired or restored in conformity with current law, would in CRF's judgment constitute adequate security for the related mortgage loan; and/or

      o     to require the related borrower to obtain law and ordinance insurance (which may or may not be adequate to cover any potential related loss).

      8.    ESCROW REQUIREMENTS. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, CRF may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. CRF conducts a case by case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by CRF. Furthermore, CRF may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. In certain situations, CRF may not require any reserves or escrows.

      Notwithstanding the foregoing discussion under this "--CRF's Underwriting
Standards" section, CRF may sell mortgage loans to the depositor for inclusion in the trust fund that vary from, or do not comply with, CRF's underwriting guidelines. In addition, in some cases, CRF's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case by case permitted exception based upon other compensating factors.

      KEYBANK NATIONAL ASSOCIATION. KeyBank National Association ("KeyBank") is
a sponsor of this securitization and is one of the mortgage loan sellers.
KeyBank is the seller of forty-eight (48) of the underlying mortgage loans or
12.7% of the initial mortgage pool balance, all of which loans were underwritten and originated by KeyBank.

      KeyBank is a national banking association that is a wholly-owned subsidiary of KeyCorp (NYSE: KEY). KeyBank is the parent of KeyCorp Real Estate
Capital Markets, Inc., one of the master servicers. KeyBank maintains its primary offices at Key Tower, 127 Public Square, Cleveland, Ohio 44114, and its
telephone number is (216) 689-6300. KeyBank has approximately 950 banking centers located in 13 states. As of December 31, 2006, KeyBank had total assets of approximately $88.081 billion, total liabilities (including minority interest in consolidated subsidiaries) of approximately $81.228 billion and approximately
$6.853 billion in stockholder's equity.

      KeyBank provides financial services, including commercial real estate financing, throughout the United States. In 2006, KeyBank's Real Estate Capital
Group originated a total of $16.0 billion in construction, development, permanent and private equity loans from 32 offices nationwide. Of this total,
$3.3 billion was originated for sale through commercial mortgage-backed securities (CMBS) transactions, acquisition by Fannie Mae or Freddie Mac, or sale to life insurance companies and pension funds.

      KeyBank began selling commercial mortgage loans into CMBS transactions in
2000. KeyBank's commercial mortgage loans that are originated for sale into a
CMBS transaction (or through a sale of whole loan interests to third party investors) are generally fixed rate and are secured primarily by retail, office, multifamily, industrial, self-storage, and hospitality properties. As of
December 31, 2006, KeyBank had originated approximately $8.2 billion of commercial mortgage loans that have been securitized in 33 securitization transactions. The following table sets forth information for the past three years regarding the amount of commercial mortgage loans that KeyBank (i)
originated for the purposes of securitization in CMBS transactions and (ii)
actually securitized in CMBS transactions (which amounts include mortgage loans that were originated or purchased by KeyBank).

      YEAR                  LOANS ORIGINATED      LOANS SECURITIZED
------------------          ----------------      -----------------
2006 (in billions)               $2.221                $1.905
2005 (in billions)               $1.385                $1.323
2004 (in billions)               $1.213                $1.099

      Generally, KeyBank originates the commercial mortgage loans that it contributes to CMBS transactions. However, if KeyBank purchases mortgage loans from third-party originators (which mortgage loans may have been

                                       140

originated using underwriting guidelines not established by KeyBank), KeyBank re-underwrites those mortgage loans and performs other procedures to ascertain the quality of those mortgage loans, which procedures are subject to approval by a credit officer of KeyBank.

      KeyBank originates commercial mortgage loans and, together with other sponsors or loan sellers, participates in a securitization by transferring the mortgage loans to an unaffiliated securitization depositor, which then transfers the mortgage loans to the issuing entity for the related securitization. KeyBank initially selects the mortgage loans that it will contribute to the securitization, but it has no input on the mortgage loans contributed by other sponsors or loan sellers. KeyBank generally participates in securitizations with multiple mortgage loan sellers and an unaffiliated depositor.

      KeyBank's wholly-owned subsidiary, KeyCorp Real Estate Capital Markets,
Inc., acts as the primary servicer of KeyBank's commercial mortgage loans that are securitized and in most cases, including this transaction, acts as a master servicer for securitizations in which KeyBank participates. Other than the securitization of commercial mortgage loans, KeyBank securitizes federal and private student loans that it originates or purchases from third parties.

      KeyBank's Underwriting Standards

      General. Set forth below is a general discussion of certain of KeyBank's underwriting guidelines for originating commercial mortgage loans. KeyBank also generally applies these underwriting guidelines when it re-underwrites commercial mortgage loans acquired from third-party originators. KeyBank generally does not outsource to third parties any credit underwriting decisions or originating duties other than those services performed by providers of environmental, engineering and appraisal reports and other related consulting services.

      The underwriting and origination procedures and credit analysis described below may vary from one commercial mortgage loan to another based on the unique circumstances of the related commercial property (including its type, current use, size, location, market conditions, tenants and leases, performance history and/or other factors), and KeyBank may, on a case-by-case basis, permit exceptions to its underwriting guidelines based upon other compensating factors.
Consequently, there can be no assurance that the underwriting of any particular underlying mortgage loan sold into this transaction by KeyBank strictly conformed to the general guidelines described in this "--KeyBank's Underwriting
Standards" section.

      Loan Analysis. KeyBank generally performs both a credit analysis and a collateral analysis for each commercial mortgage loan as well as a site inspection of the related real property collateral. The credit analysis of the borrower generally includes a review of third-party credit reports and/or judgment, lien, bankruptcy and pending litigation searches as well as searches to determine OFAC and PATRIOT Act compliance. Generally, borrowers of loans greater than $4.0 million are required to be special-purpose entities, although exceptions are made on a case-by-case basis. The collateral analysis generally includes an analysis, in each case to the extent available and applicable, of the historical property operating statements, rent rolls and a review of certain significant tenant leases. KeyBank's credit underwriting also generally includes a review of third-party appraisals, as well as environmental reports, property condition reports and seismic reports, if applicable.

      Loan Approval. Prior to commitment, all commercial mortgage loans to be originated or purchased by KeyBank must be approved by a dedicated credit officer of KeyBank. The credit officer may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

      Debt Service Coverage Ratio and Loan-to-Value Ratio. KeyBank's
underwriting includes a calculation of the debt service coverage ratio (DSCR) in connection with the origination of a commercial mortgage loan. The DSCR will generally be calculated based on the underwritten net cash flow from the subject property as determined by KeyBank and payments on the mortgage loan based on actual principal and/or interest due on the mortgage loan. However, underwritten net cash flow is a subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral, and there is no assurance that those assumptions or adjustments will, in fact, be consistent with actual property performance.
KeyBank's underwriting also generally includes a calculation of the loan-to-value ratio of a prospective commercial mortgage loan in connection with its origination. In general, the loan-to-value ratio of a commercial mortgage loan at any given time is the ratio, expressed as a percentage, of (i) the then outstanding principal balance of the mortgage loan,

                                       141

to (ii) the estimated value of the related real property collateral based on an appraisal. See also the discussion of "UW Net Cash Flow" in the "Glossary" to this prospectus supplement and "Annex A-1 Characteristics of the Mortgage Loans"
and "Annex A-2 Certain Statistical Information Regarding the Mortgage Loans" in
this prospectus supplement.

      Property Assessments. As part of its underwriting process, KeyBank will obtain the following property assessments.

      Appraisals. KeyBank will require independent appraisals in connection with the origination of each commercial mortgage loan that meet the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the
Appraisal Standards Board of the Appraisal Foundation and the guidelines in
Title XI of the Financial Institutions Reform, Recovery and Enforcement Act of
1989.

      Environmental Assessment. KeyBank will require a Phase I environmental assessment with respect to the real property collateral for a prospective commercial mortgage loan. However, when circumstances warrant, KeyBank may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Depending on the findings of the initial environmental assessment, KeyBank may require additional environmental testing, such as a
Phase II environmental assessment with respect to the subject real property collateral, an environmental insurance policy, an escrow of funds or a guaranty or indemnity with respect to environmental matters.

      Property Condition Assessment. KeyBank will require that an engineering firm inspect the real property collateral for any prospective commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, KeyBank will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

      Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
KeyBank may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of the estimated replacement cost for the improvements at the property, KeyBank may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price.

      Zoning and Building Code Compliance. KeyBank will generally examine whether the use and occupancy of the subject real property collateral securing a commercial mortgage loan is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property.
Evidence of this compliance may be in the form of one or more of the following:
legal opinions; surveys; recorded documents; temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering, appraisal or consulting reports; and/or representations by the related borrower.

      Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, KeyBank may require a borrower under a commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves, potential re-tenanting expenses and/or environmental remediation. KeyBank conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by KeyBank. Furthermore,
KeyBank may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

      Notwithstanding the foregoing discussion under this "--KeyBank's
Underwriting Standards" section, the depositor may purchase underlying mortgage loans for inclusion in the issuing entity that vary from, or do not comply with,
KeyBank's underwriting guidelines.

      IXIS REAL ESTATE CAPITAL INC. IXIS Real Estate Capital Inc. ("IXIS RE"),
is a sponsor of this securitization and one of the mortgage loan sellers. IXIS
RE is an affiliate of IXIS Securities North America Inc., one of the underwriters. IXIS RE originated and underwrote all of the mortgage loans it is selling to the depositor, which represent 9.1% of the initial mortgage pool balance.

                                       142

      IXIS RE, formerly known as CDC Mortgage Capital Inc., is a New York corporation. IXIS RE is a wholly-owned subsidiary of IXIS Capital Markets North
America Inc., which is more than a 95% owned subsidiary of IXIS North America
Inc., a wholly-owned subsidiary of IXIS Corporate & Investment Bank ("IXIS
CIB"), a fully licensed bank under French law. The executive offices of IXIS RE are located at 9 West 57th Street, New York, New York 10019, telephone number
(212) 891-6152.

      IXIS RE primarily engages in originating, purchasing and securitizing commercial and residential mortgage loans. IXIS RE also provides warehouse and repurchase financing to mortgage lenders and purchases closed, first- and subordinate-lien residential mortgage loans for securitization or resale, or for its own investment. IXIS CIB and its affiliates are engaged in a wide range of banking and investment banking activities in France and internationally.

      IXIS RE's Commercial Real Estate Securitization Program

      IXIS RE's primary business is the underwriting and origination of mortgage loans secured by commercial or multifamily properties for IXIS RE's securitization program. Substantially all mortgage loans originated by IXIS RE are sold to securitizations as to which IXIS RE acts as a mortgage loan seller.
IXIS RE, with its commercial mortgage lending affiliates and predecessors, began originating commercial mortgage loans for securitization in 1999 and securitizing commercial mortgage loans in 1998. As of December 31, 2006, the total amount of commercial mortgage loans originated and securitized by IXIS RE and its predecessors is in excess of $11 billion. In its fiscal year ended
December 31, 2006, IXIS RE securitized in excess of $3.1 billion of commercial mortgage loans.

      IXIS RE's annual origination of loans secured by commercial real estate has grown from approximately $870 million in 1999 to approximately $4.8 billion in 2006. The commercial mortgage loans originated by IXIS RE include both fixed-
and floating-rate loans and both smaller "conduit" loans and large loans. IXIS
RE primarily originates loans secured by retail, office, multifamily, hospitality, industrial and self storage properties, but also originates loans secured by manufactured housing communities, theaters, land subject to a ground lease and mixed use properties. IXIS RE originates loans in every state.

      IXIS RE originates or acquires mortgage loans and, together with other sponsors or mortgage loan sellers, participates in the securitization of those loans by transferring them to a depositor, which in turn transfers them to the issuing entity for the securitization. In coordination with its affiliate, IXIS
Capital Markets North America Inc., and with other underwriters, IXIS RE works with rating agencies, investors, mortgage loan sellers and servicers in structuring the securitization transaction. IXIS RE currently acts as sponsor and mortgage loan seller in transactions in which other entities act as sponsors, mortgage loan sellers and/or depositors. Neither IXIS RE nor any of its affiliates currently act as servicer of the mortgage loans in its securitization.

      Underwriting Standards

      Loan Analysis and Approval. Conduit mortgage loans originated by IXIS RE will generally be originated in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstance surrounding the mortgage loan, such as the quality and location of the real estate collateral, the sponsorship of the borrower and the tenancy of the collateral, will impact the extent to which the general guidelines below are applied to a specific loan. The underwriting criteria are general, and in many cases exceptions to one or more of these guidelines may be approved.
Accordingly, no representation is made that every mortgage loan will comply in all respects with the criteria set forth below.

      The IXIS RE credit underwriting team for each mortgage loan is required to conduct a review of the related mortgaged real property, generally including an analysis of the historical property operating statements, rent rolls, current and historical real estate taxes, and a review of tenant leases. The credit of the borrower and certain key principals of the borrower are examined for financial strength and character prior to approval of the loan. This analysis generally includes a review of historical financial statements (which are generally unaudited), historical income tax returns of the borrower and its principals, third-party credit reports, judgment, lien, bankruptcy and pending litigation searches. Depending on the type of real property collateral involved and other relevant circumstances, the credit of key tenants also may be examined as part of the underwriting process. Generally, a member of the IXIS RE underwriting team visits the property for a site inspection to ascertain the overall quality and competitiveness of the property, including its physical attributes, neighborhood and market, accessibility and

                                       143

visibility and demand generators. As part of its underwriting procedures, IXIS
RE also generally performs the procedures and obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage Pool--Additional Loan and Property Information--Zoning and Building
Code Compliance" and "Assessments of Property Condition."

      Prior to commitment, all mortgage loans must be approved by a loan committee comprised of senior real estate professionals from IXIS RE and its affiliates. The loan committee may either approve a mortgage loan as recommended, request additional due diligence, modify the terms, or reject a mortgage loan.

      Debt Service Coverage Ratio and Loan-to-Value Ratio. IXIS RE's
underwriting standards generally require a minimum debt service coverage ratio of 1.20x and maximum loan-to-value ratio of 80%. However, these requirements constitute solely guidelines, and exceptions to these guidelines may be approved based on the individual characteristics of a mortgage loan. For example, IXIS may originate a mortgage loan with a lower debt service coverage ratio or higher loan-to-value ratio based on the types of tenants and leases at the subject real property, the taking of additional collateral such as reserves, letters of credit and/or guarantees, IXIS RE's judgment of improved property performance in the future and/or other relevant factors. In addition, with respect to certain mortgage loans originated by IXIS there may exist subordinate debt secured by the related mortgaged real property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher loan-to-value ratio, if such subordinate or mezzanine debt is taken into account.

      The debt service coverage ratio guidelines set forth above are calculated based on underwritten net cash flow at origination. Therefore, the debt service coverage ratio for each mortgage loan as reported in this prospectus supplement and Annex A-1 hereto may differ from the amount calculated at the time of origination. In addition, IXIS RE's underwriting guidelines generally permit a maximum amortization period of 30 years. However, certain loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See "Description of the Mortgage
Pool" in this prospectus supplement.

      Escrow Requirements. IXIS RE often requires a borrower to fund various escrows for taxes and insurance, and may also require reserves for deferred maintenance, re-tenanting expenses and capital expenses, in some cases only during periods when certain debt service coverage ratio tests are not satisfied.
In some cases, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed, in lieu of funding a given reserve or escrow. IXIS RE conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by IXIS RE.

      WELLS FARGO BANK, NATIONAL ASSOCIATION. Wells Fargo Bank, National
Association, a national banking association ("Wells Fargo Bank"), is one of the mortgage loan sellers. Wells Fargo Bank originated and underwrote all of the mortgage loans it is selling to us. Wells Fargo Bank is also one of the master servicers and the certificate administrator. See "Transaction Participants--The
Master Servicers and Special Servicer-Wells Fargo Bank, National Association"
and "--The Certificate Administrator" in this prospectus supplement.

      Wells Fargo Bank is a wholly-owned subsidiary of Wells Fargo & Company
(NYSE: WFC). The principal office of Wells Fargo Bank's commercial mortgage origination division is located at 45 Fremont Street, 9th Floor, San Francisco,
California 94105, and its telephone number is (415) 396-7697.

      Wells Fargo Bank is engaged in a general consumer banking, commercial banking and trust business, offering a wide range of commercial, corporate, international, financial market, retail and fiduciary banking services. Wells
Fargo Bank is a national banking association chartered by the Office of the
Comptroller of the Currency (the "OCC") and is subject to the regulation, supervision and examination of the OCC.

      Wells Fargo Bank's Commercial Mortgage Securitization Program. Wells Fargo
Bank has been active as a participant in securitizations of commercial and multifamily mortgage loans since 1995. Wells Fargo Bank originates commercial and multifamily mortgage loans and, together with other mortgage loan sellers and sponsors, participates in the securitization of such mortgage loans by transferring them to an unaffiliated securitization depositor and participating in structuring decisions. Multiple mortgage loan seller transactions in which
Wells

                                       144

Fargo Bank has participated include the "TOP" program in which Morgan Stanley
Capital I Inc. and Bear Stearns Commercial Mortgage Securities Inc. have alternately acted as depositor, the "PWR" program in which the BSCMSI Depositor or Bear Stearns Commercial Mortgage Securities II Inc. act as depositor and the
"HQ" and "LIFE" programs in which Morgan Stanley Capital I Inc. acts as depositor.

      Between the inception of its commercial mortgage securitization program in
1995 and December 31, 2006, Wells Fargo Bank originated approximately 3,553 fixed rate commercial and multifamily mortgage loans with an aggregate original principal balance of approximately $18.4 billion, which were included in approximately 50 securitization transactions. The properties securing these loans include multifamily, office, retail, industrial, hospitality, manufactured housing and self-storage properties. Wells Fargo Bank and certain of its affiliates also originate other commercial and multifamily mortgage loans that are not securitized, including subordinated and mezzanine loans. In the year ended December 31, 2006, Wells Fargo Bank originated and securitized commercial and multifamily mortgage loans with an aggregate original principal balance of approximately $3.8 billion, all of which were included in securitization transactions in which an unaffiliated entity acted as depositor.

      Servicing. Wells Fargo Bank services the mortgage loans that it originates, and is acting as master servicer in this transaction. See "--The
Master Servicers and Special Servicer-Wells Fargo Bank, National Association" in
this prospectus supplement. Wells Fargo Bank is also acting as certificate administrator in this transaction. See "--The Certificate Administrator" in this prospectus supplement.

      Underwriting Standards. Wells Fargo Bank generally underwrites commercial and multifamily mortgage loans originated for securitization in accordance with the underwriting criteria described below. Each lending situation is unique, however, and the facts and circumstances surrounding a particular mortgage loan, such as the quality, location and tenancy of the mortgaged real property and the sponsorship of the borrower, will impact the extent to which the underwriting criteria are applied to that mortgage loan. The underwriting criteria are general guidelines, and in many cases exceptions to one or more of the criteria may be approved. Accordingly, no representation is made that each mortgage loan originated by Wells Fargo Bank will comply in all respects with the underwriting criteria.

      An underwriting team comprised of real estate professionals conducts a review of the mortgaged real property related to each loan, generally including an analysis of historical property operating statements, if available, rent rolls, current and historical real estate taxes, and tenant leases. The borrower and certain key principals of the borrower are reviewed for financial strength and other credit factors, generally including financial statements (which are generally unaudited), third-party credit reports, and judgment, lien, bankruptcy and pending litigation searches. Depending on the type of the mortgaged real property and other factors, the credit of key tenants also may also be reviewed.
Each mortgaged real property is generally inspected to ascertain its overall quality, competitiveness, physical attributes, neighborhood, market, accessibility, visibility and demand generators. Wells Fargo Bank generally obtains the third party reports or other documents described in this prospectus supplement under "Description of the Mortgage Pool--Assessments of Property
Condition."

      A loan committee of senior real estate professionals reviews each proposed mortgage loan before a commitment is made. The loan committee may approve or reject a proposed loan, or may approve it subject to modifications or satisfaction with additional due diligence.

      Debt Service Coverage Ratio and LTV Ratio. Wells Fargo Bank's underwriting criteria generally require a minimum debt service coverage ratio of 1.20x and a maximum LTV Ratio of 80%. However, as noted above, these criteria are general guidelines, and exceptions to them may be approved based on the characteristics of a particular mortgage loan. For example, Wells Fargo Bank may originate a mortgage loan with a lower debt service coverage ratio or a higher LTV Ratio based on relevant factors such as the types of tenants and leases at the mortgaged real property or additional credit support such as reserves, letters of credit or guarantees. In addition, with respect to certain mortgage loans originated by Wells Fargo Bank or its affiliates there may exist subordinate debt secured by the related mortgaged real property and/or mezzanine debt secured by direct or indirect ownership interests in the borrower. Such mortgage loans may have a lower debt service coverage ratio, and a higher LTV Ratio, if such subordinate or mezzanine debt is taken into account.

      For purposes of the underwriting criteria, Wells Fargo Bank calculates the debt service coverage ratio for each mortgage loan on the basis of underwritten net cash flow at loan origination. Therefore, the debt service

                                       145

coverage ratio for each mortgage loan as reported in this prospectus supplement and Annex A-1 hereto may differ from the ratio for such loan calculated at the time of origination. In addition, Wells Fargo Bank's underwriting criteria generally permit a maximum amortization period of 30 years. However, certain mortgage loans may provide for interest-only payments prior to maturity, or for an interest-only period during a portion of the term of the mortgage loan. See
"Description of the Mortgage Pool" in this prospectus supplement.

      Escrow Requirements. Wells Fargo Bank may require a borrower to fund escrows or reserves for taxes and insurance or, in some cases, requires such escrows or reserves to be funded only upon a triggering event, such as an event of default under the related mortgage loan. Wells Fargo Bank may also require a borrower to fund escrows or reserves for other purposes such as deferred maintenance, re-tenanting expenses and capital expenditures, in some cases only during periods when certain debt service coverage ratios are not satisfied. In some cases, in lieu of funding an escrow or reserve, the borrower is permitted to post a letter of credit or guaranty, or provide periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed. Wells Fargo Bank reviews the need for a particular escrow or reserve on a loan-by-loan basis and does not require escrows or reserves to be funded for each mortgage loan.

THE MASTER SERVICERS AND THE SPECIAL SERVICER

      KEYCORP REAL ESTATE CAPITAL MARKETS, INC. KeyCorp Real Estate Capital
Markets, Inc. ("KRECM") will be a master servicer under the series 2007-5 pooling and servicing agreement. KRECM is an Ohio corporation that is a wholly-owned subsidiary of KeyBank National Association, one of the mortgage loan sellers and a sponsor, and an affiliate of KeyBanc Capital Markets, a
Division of McDonald Investments Inc., one of the underwriters. KeyBank National
Association and KeyBanc Capital Markets, a Division of McDonald Investments Inc.
are both wholly-owned subsidiaries of KeyCorp. KRECM maintains servicing offices at 911 Main Street, Suite 1500, Kansas City, Missouri 64105 and 1717 Main
Street, Suite 1000, Dallas, Texas 75201.

      KRECM has been engaged in the servicing of commercial mortgage loans since
1995 and commercial mortgage loans originated for securitization since 1998. The following table sets forth information about KRECM's portfolio of master or primary serviced commercial mortgage loans as of the dates indicated.

                            LOANS                           12/31/2004  12/31/2005  12/31/2006
---------------------------------------------------------   ----------  ----------  ----------

By Approximate Number:                                         5,345      11,218       11,322
By Approximate Aggregate Principal Balance (in billions):    $34.094     $73.692      $94.726

      Within this servicing portfolio are, as of December 31, 2006, approximately 9,384 loans with a total principal balance of approximately $70 billion that are included in approximately 116 commercial mortgage-backed securitization transactions. KRECM's servicing portfolio includes mortgage loans secured by multifamily, office, retail, hospitality and other types of income-producing properties that are located throughout the United States. KRECM also services newly-originated commercial mortgage loans and mortgage loans acquired in the secondary market for issuers of commercial and multifamily mortgage-backed securities, financial institutions and a variety of investors and other third-parties. Based on the aggregate outstanding principal balance of loans being serviced as of June 30, 2006, the Mortgage Bankers Association of
America ranked KRECM the fifth largest commercial mortgage loan servicer in terms of total master and primary servicing volume.

      KRECM is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and
Fitch. Moody's does not assign specific ratings to servicers. KRECM is on S&P's
Select Servicer list as a U.S. Commercial Mortgage Master Servicer, and S&P has
assigned to KRECM the rating of STRONG as a master servicer, primary servicer and special servicer. Fitch has assigned to KRECM the ratings of CMS1- as a master servicer, CPS1- as a primary servicer and CSS2+ as a special servicer.
S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      No securitization transaction involving commercial mortgage loans in which
KRECM is or has been acting as master servicer has experienced a master servicer event of default as a result of any action or inaction of KRECM as master servicer, including as a result of KRECM's failure to comply with the applicable servicing criteria in connection with any securitization transaction.

                                       146

      KRECM's servicing system utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows KRECM to process mortgage servicing activities including: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports. KRECM generally uses the
CMSA format to report to trustees of commercial mortgage-backed securities
(CMBS) transactions and maintains a website (www.Key.com\Key2CRE) that provides access to reports and other information to investors in CMBS transactions for which KRECM is a master servicer.

      Certain duties and obligations of the master servicer and the provisions of the series 2007-5 pooling and servicing agreement are described in this prospectus supplement under "Servicing of the Mortgage Loans." KRECM's ability to waive or modify any terms, fees, penalties or payments on the underlying mortgage loans and the effect of that ability on the potential cash flows from the underlying mortgage loans are described in the prospectus supplement under
"Servicing of the Mortgage Loans--The Controlling Class Representative and the
Loan Combination Controlling Parties"; "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions"; and "--Modifications, Waivers, Amendments and
Consents."

      The master servicer's obligations to make debt service advances and/or servicing advances, and the interest or other fees charged for those advances and the terms of the master servicer's recovery of those advances, are described in this prospectus supplement under "Description of the Offered
Certificates--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" and "Servicing of the Mortgage Loans --Required
Appraisals" and "--Servicing and Other Compensation and Payment of Expenses."
KRECM will not have primary responsibility for the custody of original documents evidencing the underlying mortgage loans. Rather, the trustee acts as custodian of the original documents evidencing the underlying mortgage loans. But on occasion, KRECM may have custody of certain original documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent KRECM performs custodial functions as the master servicer, original documents will be maintained in a manner consistent with the Servicing Standard.

      Certain terms of the series 2007-5 pooling and servicing agreement regarding the master servicer's removal, replacement, resignation or transfer are described in this prospectus supplement under "Servicing of the Mortgage
Loans--Events of Default" and "--Rights Upon Event of Default."

      The manner in which collections on the underlying mortgage loans are to be maintained is described under "Servicing of the Mortgage Loans--Collection
Accounts" in this prospectus supplement. Generally, all amounts received by
KRECM on the underlying mortgage loans are initially deposited into a common clearing account with collections on other commercial mortgage loans serviced by
KRECM and are then allocated and transferred to the appropriate account described under "Servicing of the Mortgage Loans--Collection Accounts" in this prospectus supplement within the time required by the series 2007-5 pooling and servicing agreement. Similarly, KRECM generally transfers any amount that is to be disbursed to a common disbursement account on the day of the disbursement.

      KRECM maintains the accounts it uses in connection with servicing commercial mortgage loans with its parent company, KeyBank National Association.
The following table sets forth the ratings assigned to KeyBank National
Association's long-term deposits and short-term deposits.

                             S&P      FITCH    MOODY'S
                            -----     -----    -------
 Long-Term Deposits:          A         A        A1
 Short-Term Deposits:        A-1       F1        P-1

      KRECM believes that its financial condition will not have any material adverse effect on the performance of its duties under the series 2007-5 pooling and servicing agreement and, accordingly, will not have any material adverse impact on the mortgage pool performance or the performance of the series 2007-5 certificates. There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against KRECM or of which any of its property is the subject, that is material to the series
2007-5 certificateholders.

                                       147

      KRECM has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item
1122 of Regulation AB. These policies, procedures and controls include, among other things, procedures to (i) notify borrowers of payment delinquencies and other loan defaults, (ii) work with borrowers to facilitate collections and performance prior to the occurrence of a servicing transfer event, and (iii) if a servicing transfer event occurs as a result of a delinquency, loss, bankruptcy or other loan default, transfer the subject loan to the special servicer.
KRECM's servicing policies and procedures for the servicing functions it will perform under the series 2007-5 pooling and servicing agreement for assets of the same type included in the series 2007-5 securitization transaction are updated periodically to keep pace with the changes in the CMBS industry. For example, KRECM has, in response to changes in federal or state law or investor requirements, (i) made changes in its insurance monitoring and risk-management functions as a result of the Terrorism Risk Insurance Act of 2002 and (ii)
established a website where investors and mortgage loan borrowers can access information regarding their investments and mortgage loans. Otherwise, KRECM's servicing policies and procedures have been generally consistent for the last three years in all material respects.

      KRECM is, as the master servicer, generally responsible for both master servicing functions and primary servicing functions with respect to the underlying mortgage loans it is obligated to service under the series 2007-5 pooling and servicing agreement. However, KRECM will be permitted to appoint one or more subservicers to perform all or any portion of its primary servicing functions under the series 2007-5 pooling and servicing agreement, as further described in this prospectus supplement under "Servicing of the Mortgage
Loans--Sub-Servicers." At the request of certain of the mortgage loan sellers,
KRECM intends to appoint six (6) subservicers to perform primary servicing functions for certain underlying mortgage loans or groups of underlying mortgage loans (in each case aggregating less than 10% of the initial mortgage pool balance) pursuant to subservicing agreements that will require and entitle the respective subservicers to handle collections, hold escrow and reserve accounts and respond to and make recommendations regarding assignments and assumptions and other borrower requests.

      In addition, KRECM may from time to time perform some of its servicing obligations under the series 2007-5 pooling and servicing agreement through one or more third-party vendors that provide servicing functions such as tracking and reporting of flood zone changes, performing UCC searches or filing UCC financing statements and amendments.

      KRECM will, in accordance with its internal procedures and applicable law, monitor and review the performance of the subservicers that it appoints and any third-party vendors retained by it to perform servicing functions.

      KRECM is not an affiliate of the depositor, the sponsors (other than
KeyBank National Association), the issuing entity, the special servicer, the trustee, or any originator of any of the underlying mortgage loans identified in this prospectus supplement (other than KeyBank National Association).

      The information set forth in this prospectus supplement concerning KRECM has been provided by it. KRECM will make no representations as to the validity or sufficiency of the series 2007-5 pooling and servicing agreement, the series
2007-5 certificates, the underlying mortgage loans or this prospectus supplement.

      See also "Servicing of the Mortgage Loans--General," "--Servicing and
Other Compensation and Payment of Expenses," "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions," "--Modifications, Waivers, Amendments and
Consents," "--Required Appraisals," "--Collection Accounts" and "--Inspections;
Collection of Operating Information" below in this prospectus supplement.

      WELLS FARGO BANK, NATIONAL ASSOCIATION. Wells Fargo Bank, National
Association will act as master servicer with respect to those mortgage loans acquired by us from Countrywide Commercial Real Estate Finance, Inc. and Wells
Fargo Bank, National Association and transferred by us to the trust. Certain servicing and administration functions will also be provided by one or more primary servicers that previously serviced the mortgage loans for the applicable mortgage loan seller.

      Wells Fargo Bank has originated and serviced commercial mortgage loans since before 1975 and has serviced securitized commercial mortgage loans since
1993. Wells Fargo Bank is approved as a master servicer, primary servicer and special servicer for commercial mortgage-backed securities rated by Moody's, S&P and Fitch.

                                       148

Moody's does not assign specific ratings to servicers. S&P has assigned to Wells
Fargo Bank the ratings of STRONG as a primary servicer and as a master servicer and ABOVE AVERAGE as a special servicer. Fitch has assigned to Wells Fargo Bank the ratings of CMS2 as a master servicer, CPS1 as a primary servicer and CSS1 as a special servicer. S&P's and Fitch's ratings of a servicer are based on an examination of many factors, including the servicer's financial condition, management team, organizational structure and operating history.

      As of December 31, 2006, the commercial mortgage servicing group of Wells
Fargo Bank was responsible for servicing approximately 11,665 commercial and multifamily mortgage loans with an aggregate outstanding principal balance of approximately $103.7 billion, including approximately 10,434 loans securitized in approximately 93 commercial mortgage-backed securitization transactions with an aggregate outstanding principal balance of approximately $99.4 billion, and also including loans owned by institutional investors and government sponsored entities such as Freddie Mac. The properties securing these loans are located in all 50 states and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties. According to the Mortgage
Bankers Association of America, as of June 30, 2006, Wells Fargo Bank was the
fourth largest commercial mortgage servicer in terms of the aggregate outstanding principal balance of loans being master and/or primary serviced in commercial mortgage-backed securitization transactions.

      Wells Fargo Bank has developed policies, procedures and controls for the performance of its master servicing obligations in compliance with applicable servicing agreements, servicing standards and the servicing criteria set forth in Item 1122 of Regulation AB. These policies, procedures and controls include, among other things, measures for notifying borrowers of payment delinquencies and other loan defaults and for working with borrowers to facilitate collections and performance prior to the occurrence of a Servicing Transfer Event.

      A Wells Fargo Bank proprietary website (www.wellsfargo.com/com/comintro)
provides investors with access to investor reports for commercial mortgage-backed securitization transactions for which Wells Fargo Bank is master servicer.

      Wells Fargo Bank may appoint one or more sub-servicers to perform all or any portion of its duties under the pooling and servicing agreement. Wells Fargo
Bank monitors and reviews the performance of sub-servicers appointed by it.

      Wells Fargo Bank has received an issuer rating of "Aaa" from Moody's.
Wells Fargo Bank's long term deposits are rated "Aaa" by Moody's, "AA" by S&P and "AA+" by Fitch.

      Wells Fargo & Company is the holding company for Wells Fargo Bank. Wells
Fargo & Company files reports with the Securities and Exchange Commission as required under the Securities Exchange Act of 1934, as amended. Such reports include information regarding Wells Fargo Bank and may be obtained at the website maintained by the Securities and Exchange Commission at www.sec.gov.

      There are no legal proceedings pending against Wells Fargo Bank, or to which any property of Wells Fargo Bank is subject, that are material to the certificateholders, nor does Wells Fargo Bank have actual knowledge of any proceedings of this type contemplated by governmental authorities.

      WACHOVIA BANK, NATIONAL ASSOCIATION. Wachovia Bank, National Association
("Wachovia") will act as the master servicer under the Wachovia 2007-C30 pooling and servicing agreement with respect to the Peter Cooper Village and Stuyvesant
Town trust mortgage loan. Wachovia is a national banking association organized under the laws of the United States of America and is a wholly-owned subsidiary of Wachovia Corporation. Wachovia's principal servicing offices are located at
NC 1075, 8739 Research Drive URP4, Charlotte, North Carolina 28262.

                                       149

      Wachovia has been servicing commercial and multifamily mortgage loans in excess of ten years. Wachovia's primary servicing system runs on EnableUs software. Wachovia reports to trustees in the CMSA format. The table below sets forth information about Wachovia's portfolio of master or primary serviced commercial and multifamily mortgage loans as of the dates indicated:

                                                 AS OF            AS OF           AS OF           AS OF
COMMERCIAL AND MULTIFAMILY MORTGAGE LOANS      12/31/2003      12/31/2004       12/31/2005      12/31/2006
------------------------------------------     ----------      ----------       ----------      ----------

By Approximate Number..........................  10,015           15,531          17,641          20,725
By Approximate Aggregate Unpaid Principal
   Balance (in billions).......................   $88.6           $141.3          $182.5          $262.1

      Within this portfolio, as of December 31, 2006, are approximately 20,725 commercial and multifamily mortgage loans with an unpaid principal balance of approximately $262.1 billion related to commercial mortgage-backed securities or commercial real estate collateralized debt obligation securities. In addition to servicing loans related to commercial mortgage-backed securities and commercial real estate collateralized debt obligation securities, Wachovia also services whole loans for itself and a variety of investors. The properties securing loans in Wachovia's servicing portfolio as of December 31, 2006 were located in all 50 states, the District of Columbia, Guam, Mexico, the Bahamas, the Virgin Islands
and Puerto Rico and include retail, office, multifamily, industrial, hospitality and other types of income-producing properties.

      Wachovia utilizes a mortgage-servicing technology platform with multiple capabilities and reporting functions. This platform allows Wachovia to process mortgage servicing activities including, but not limited to: (i) performing account maintenance; (ii) tracking borrower communications; (iii) tracking real estate tax escrows and payments, insurance escrows and payments, replacement reserve escrows and operating statement data and rent rolls; (iv) entering and updating transaction data; and (v) generating various reports.

      The table below sets forth information regarding the aggregate amount of principal and interest advances and servicing advances (i) made by Wachovia, as master servicer, on commercial and multifamily mortgage loans included in commercial mortgage-backed securitizations master serviced by Wachovia and (ii)
outstanding as of the dates indicated:

                       APPROXIMATE SECURITIZED
                      MASTER-SERVICED PORTFOLIO   APPROXIMATE OUTSTANDING  APPROXIMATE OUTSTANDING
        DATE                   (UPB)*             ADVANCES (P&I AND PPA)*   ADVANCES AS % OF UPB
 -----------------    -------------------------   -----------------------  ------------------------

 December 31, 2003        $ 74,461,414,561             $ 84,616,014                 0.1%
 December 31, 2004        $113,159,013,933             $129,858,178                 0.1%
 December 31, 2005        $142,222,662,628             $164,516,780                 0.1%
 December 31, 2006        $201,283,960,215             $162,396,491                 0.1%

_____________________

*     "UPB" means unpaid principal balance, "P&I" means principal and interest advances and "PPA" means property protection advances.

      Wachovia is rated by Fitch and S&P as a primary servicer and master servicer. Wachovia's ratings by each of these agencies is outlined below:

                             FITCH         S&P
                             -----        ------
  Primary Servicer           CPS2+        Strong
  Master Servicer             CMS2        Strong

      The short-term debt ratings of Wachovia are "A-1+" by S&P, "P-1" by
Moody's and "F1+" by Fitch.

      Wachovia has developed policies, procedures and controls relating to its servicing functions to maintain compliance with applicable servicing agreements and servicing standards, including procedures for handling delinquent loans during the period prior to the occurrence of a special servicing transfer event.
Wachovia's servicing policies and procedures are updated periodically to keep pace with the changes in the commercial mortgage-backed securities industry and have been generally consistent for the last three years in all material respects. The only significant changes in Wachovia's policies and procedures have come in response to changes in

                                       150

federal or state law or investor requirements, such as updates issued by the
Federal National Mortgage Association or the Federal Home Loan Mortgage
Corporation.

      Wachovia may perform any of its obligations under the pooling and servicing agreement through one or more third-party vendors, affiliates or subsidiaries. Wachovia may engage third-party vendors to provide technology or process efficiencies. Wachovia monitors its third-party vendors in compliance with its internal procedures and applicable law. Wachovia has entered into contracts with third-party vendors for the following functions:

      o     monitoring and applying interest rate changes with respect to adjustable rate mortgage loans in accordance with loan documents;

      o     provision of Strategy and Strategy CS software;

      o     identification, classification, imaging and storage of documents;

      o     analysis and determination of amounts to be escrowed for payment of taxes and insurance;

      o     entry of rent roll information and property performance data from operating statements;

      o     tracking and reporting of flood zone changes;

      o     tracking, maintenance and payment of rents due under ground leases;

      o     abstracting of insurance requirements contained in loan documents;

      o     comparison of insurance certificates to insurance requirements contained in loan documents and reporting of expiration dates and deficiencies, if any;

      o     abstracting of leasing consent requirements contained in loan documents;

      o     legal representation;

      o     assembly of data regarding buyer and seller (borrower) with respect to proposed loan assumptions and preparation of loan assumption package for review by Wachovia;

      o     maintenance and storage of letters of credit;

      o     tracking of anticipated repayment dates for loans with such terms;

      o     reconciliation of deal pricing, tapes and annexes prior to securitization;

      o     entry of new loan data and document collection;

      o     initiation of loan payoff process and provision of payoff quotes;

      o     printing, imaging and mailing of statements to borrowers;

      o     performance of property inspections;

      o     performance of tax parcel searches based on property legal description, monitoring and reporting of delinquent taxes, and collection and payment of taxes;

      o     review of financial spreads performed by sub-servicers;

                                       151

      o     review of borrower requests for disbursements from reserves for compliance with loan documents, which are submitted to Wachovia for approval; and

      o     performance of UCC searches and filing of UCCs.

      Wachovia may also enter into agreements with certain firms to act as a primary servicer and to provide cashiering or non-cashiering sub-servicing on certain loans. Generally, all amounts received by Wachovia on the mortgage loans are initially deposited into a common clearing account with collections on other mortgage loans serviced by Wachovia and are then allocated and transferred to the appropriate account pursuant to the Wachovia 2007-C30 pooling and servicing agreement within the time required by the Wachovia 2007-C30 pooling and servicing agreement. On the day any amount is to be disbursed by Wachovia, that amount is transferred to a common disbursement account prior to disbursement.

      Wachovia will not have primary responsibility for custody services of original documents evidencing the Peter Cooper Village and Stuyvesant Town trust mortgage loan. On occasion, Wachovia may have custody of certain of such documents as necessary for enforcement actions involving particular mortgage loans or otherwise. To the extent Wachovia performs custodial functions as the
Wachovia 2007-C30 master servicer, documents will be maintained in a manner consistent with the servicing standard.

      There are no legal proceedings pending against Wachovia, or to which any property of Wachovia is subject, that are material to the certificateholders, nor does Wachovia have actual knowledge of any proceedings of this type contemplated by governmental authorities.

      The Wachovia 2007-C30 master servicer will be responsible for master servicing of the Peter Cooper Village and Stuyvesant Town trust mortgage loan.
The Wachovia 2007-C30 master servicer may elect to sub-service some or all of its servicing duties with respect to the Peter Cooper Village and Stuyvesant
Town trust mortgage loan.

      The information set forth in this prospectus supplement concerning the
Wachovia 2007-C30 master servicer has been provided by the Wachovia 2007-C30 master servicer.

      CWCAPITAL ASSET MANAGEMENT LLC. CWCapital Asset Management LLC ("CWCAM"),
a Massachusetts limited liability company, will initially be appointed as special servicer (the "Special Servicer") under the pooling and servicing agreement. CWCAM's primary special servicing office is located at 700 Twelfth
Street N.W., Suite 700, Washington D.C. 20005 and it's telephone number is (888)
880-8958. CWCAM or its affiliates are involved in real estate investment, finance and management business, including:

      o     originating commercial and multifamily real estate loans;

      o     investing in high-yielding real estate loans; and

      o     investing in, and managing as special servicer, unrated and non-investment grade rated securities issued pursuant to CMBS and
            CDO transactions.

      CWCAM was organized in June 2005. In July of 2005, it acquired Allied
Capital Corporation's special servicing operations and replaced Allied Capital
Corporation as special servicer for all transactions for which Allied Capital
Corporation served as special servicer. In February 2006, an affiliate of CWCAM merged with CRIIMI MAE, Inc. ("CMAE") and the special servicing operations of
CRIIMI MAE Services L.P., the special servicing subsidiary of CMAE, were consolidated into the special servicing operations of CWCAM. An affiliate or affiliates of CWCAM may acquire certain of the non-offered certificates. CWCAM is a wholly-owned subsidiary of CW Financial Services LLC. CWCAM and its affiliates own and are in the business of acquiring assets similar in type to the assets of the trust fund. Accordingly, the assets of CWCAM and its affiliates may, depending upon the particular circumstances including the nature and location of such assets, compete with the mortgaged real properties for tenants, purchasers, financing and so forth.

      Because CWCAM was not formed until June 2005, CWCAM did not serve as special servicer for any CMBS pools as of December 31, 2003, or as of December
31, 2004. As of December 31, 2005, CWCAM acted as

                                       152

special servicer with respect to 25 domestic CMBS pools containing approximately
3670 loans secured by properties throughout the United States with a then-current face value in excess of $32 billion. As of December 31, 2006, CWCAM acted as special servicer with respect to 94 domestic and 2 Canadian pools containing approximately 11,100 loans secured by properties throughout the
United States and Canada with a then-current face value in excess of $108.7 billion. Those loans include commercial mortgage loans secured by the same types of income producing properties as those securing the Mortgage Loans backing the
Certificates.

      CWCAM has three offices (Washington, D.C., Rockville, Maryland and
Needham, Massachusetts) and CWCAM provides special servicing activities in over
88 markets throughout the United States. As of December 31, 2006, CWCAM had 57
employees responsible for the special servicing of commercial real estate assets. As of December 31, 2006, within the CMBS pools described in the preceding paragraph, 162 assets were actually in special servicing. The assets owned or managed by CWCAM and its affiliates may, depending upon the particular circumstances, including the nature and location of such assets, compete with the mortgaged real properties securing the underlying Mortgage Loans for tenants, purchasers, financing and so forth. CWCAM does not service or manage any assets other than commercial and multifamily real estate assets.

      Since its formation, policies and procedures of special servicing at CWCAM have been adopted from the best practices of the Allied Capital Corporation and
CRIIMI MAE Services L.P., operations that it has acquired. These policies and procedures for the performance of its special servicing obligations, among other things, in compliance with applicable servicing criteria set forth in Item 1122 of Regulation AB of the Securities Act, including managing delinquent loans and loans subject to the bankruptcy of the borrower. Standardization and automation have been pursued, and continue to be pursued, wherever possible so as to provide for continued accuracy, efficiency, transparency, monitoring and controls.

      CWCAM occasionally engages consultants to perform property inspections and to provide close surveillance on a property and its local market; it currently does not have any plans to engage sub-servicers to perform on its behalf any of its duties with respect to this transaction. CWCAM does not believe that its financial condition will have any adverse effect on the performance of its duties under the pooling and servicing agreement and, accordingly, will not have any material impact on the mortgage pool performance or the performance of the
Certificates. CWCAM does not have any material primary principal and interest advancing obligations with respect to the CMBS pools as to which it acts as special servicer and only has primary property protection advancing obligations for one CMBS pool.

      CWCAM will not have primary responsibility for custody services of original documents evidencing the underlying Mortgage Loans. On occasion, CWCAM may have custody of certain of such documents as necessary for enforcement actions involving particular Mortgage Loans or otherwise. To the extent that
CWCAM has custody of any such documents, such documents will be maintained in a manner consistent with the servicing standard.

      There are currently no legal proceedings pending, and no legal proceedings known to be contemplated by governmental authorities, against CWCAM or of which any of its property is the subject, that is material to the Certificateholders.

      CWCAM is not an affiliate of the Depositor, the trust fund, the Master
Servicer or the Trustee. However, CWCAM is an affiliate of Cadim TACH Inc., the anticipated initial holder of certain non-offered certificates. There are no specific relationships involving or relating to this transaction or the underlying Mortgage Loans between CWCAM or any of its affiliates, on the one hand, and the Depositor, the Master Servicer or the trust fund, on the other hand, that currently exist or that existed during the past two years. In addition, there are no business relationships, agreements, arrangements, transactions or understandings that have been entered into outside the ordinary course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party--apart from the subject securitization transaction--between CWCAM or any of its affiliates, on the one hand, and the
Depositor, the Master Servicer or the trust fund, on the other hand, that currently exist or that existed during the past two years and that are material to an investor's understanding of the offered certificates.

      No securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer has experienced an event of default as a result of any action or inaction performed by CWCAM as special servicer. In addition, there has been no previous disclosure of material non-compliance with

                                       153

servicing criteria by CWCAM with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which CWCAM was acting as special servicer.

      From time-to-time, CWCAM and its affiliates may be parties to lawsuits and other legal proceedings arising in the ordinary course of business. CWCAM does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service as special servicer. Additionally, CWCAM has no actual knowledge of any proceedings contemplated by governmental authorities that it believes would have a material adverse effect on its business or its ability to service loans pursuant to the pooling and servicing agreement.

      The Special Servicer may elect to sub-service some or all of its servicing duties with respect to each of the Specially Serviced Mortgage Loans and REO
Properties and any such sub-servicer will receive a fee for the services specified in such sub-servicing agreement; provided that the Special Servicer may not appoint a sub-servicer after the closing date if such sub-servicer is listed on a "do not hire" list to be provided by the Depositor, which "do not hire" list will reflect any parties who have failed to comply with Exchange Act reporting requirements in connection with this or any other securitization conducted by the Depositor. Additionally, any subservicing is subject to various other conditions set forth in the pooling and servicing agreement including the requirement that the Special Servicer will remain liable for its servicing obligations under the pooling and servicing agreement.

      Certain of the duties of the Special Servicer and the provisions of the pooling and servicing agreement regarding the Special Servicer, including, without limitation, information regarding the rights of the Special Servicer with respect to delinquencies, losses, bankruptcies and recoveries and the ability of the Special Servicer to waive or modify the terms of the Mortgage
Loans are set forth herein under "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" and "--Realization Upon
Defaulted Mortgage Loans." Certain terms of the pooling and servicing agreement regarding the Special Servicer's removal, replacement, resignation or transfer are described herein under "Servicing of the Mortgage Loans--Events of Default"
and "--Rights Upon an Event of Default." For a description of the Special
Servicer's compensation see "Servicing of the Mortgage Loans--Servicing and
Other Compensation and Payment of Expenses."

      The information set forth in this section "Transaction Participants--The
Master Servicers and Special Servicer--CWCapital Asset Management LLC"
concerning the Special Servicer (other than the two immediately preceding paragraphs) has been provided by the Special Servicer. The Special Servicer makes no representations as to the validity or sufficiency of the pooling and servicing agreement (other than as to its being binding on the Special
Servicer), the certificates, the mortgage loans, this prospectus supplement
(other than as to the accuracy of the information regarding the Special Servicer under this section "Transaction Participants--The Master Servicers and Special
Servicer--CWCapital Asset Management LLC") or any related documents.

THE TRUSTEE AND CUSTODIAN

      LaSalle Bank National Association ("LaSalle") will act as trustee under the pooling and servicing agreement, on behalf of the certificateholders. In addition, LaSalle will act as custodian on behalf of the trustee. The trustee's corporate trust office is located at 135 South LaSalle Street, Suite 1625,
Chicago, Illinois, 60603. Attention: Global Securities and Trust
Services--ML-CFC Commercial Mortgage Trust 2007-5 or at such other address as the trustee may designate from time to time.

      LaSalle is a national banking association formed under the federal laws of the United States of America. Its parent company, LaSalle Bank Corporation, is an indirect subsidiary of ABN AMRO Bank N.V., a Netherlands banking corporation.
LaSalle has extensive experience serving as trustee on securitizations of commercial mortgage loans. Since 1994, LaSalle has served as trustee or paying agent on over 685 commercial mortgage-backed security transactions involving assets similar to the mortgage loans to be included in the trust. As of December
31, 2006, LaSalle served as trustee or paying agent in over 460 commercial mortgage-backed security transactions. The long-term unsecured debt of LaSalle is rated "A+" by S&P, "Aa3" by Moody's and "AA-" by Fitch. The depositor, the master servicers, the special servicer and the certificate administrator may maintain other banking relationships in the ordinary course of business with the trustee.

      In its capacity as custodian, LaSalle will hold the mortgage loan files exclusively for the use and benefit of the trust. The custodian will not have any duty or obligation to inspect, review or examine any of the documents,

                                       154

instruments, certificates or other papers relating to the mortgage loans delivered to it to determine that the same are valid. The disposition of the mortgage loan files will be governed by the pooling and servicing agreement.
LaSalle provides custodial services on over 1000 residential, commercial and asset-backed securitization transactions and maintains almost 2.5 million custodial files in its two vault locations in Elk Grove, Illinois and Irvine,
California. LaSalle's two vault locations can maintain a total of approximately
6 million custody files. All custody files are segregated and maintained in secure and fire resistant facilities in compliance with customary industry standards. The vault construction complies with Fannie Mae/Ginnie Mae guidelines applicable to document custodians. LaSalle maintains disaster recovery protocols to ensure the preservation of custody files in the event of force majeure and maintains, in full force and effect, such fidelity bonds and/or insurance policies as are customarily maintained by banks which act as custodians. LaSalle uses unique tracking numbers for each custody file to ensure segregation of collateral files and proper filing of the contents therein and accurate file labeling is maintained through a monthly reconciliation process. LaSalle uses a proprietary collateral review system to track and monitor the receipt and movement internally or externally of custody files and any release or reinstatement of collateral.

      There are no legal proceedings pending against LaSalle, or to which any property of LaSalle is subject, that is material to the certificateholders, nor does LaSalle have actual knowledge of any proceedings of this type contemplated by governmental authorities.

      In addition to having express duties under the pooling and servicing agreement, the trustee, as a fiduciary, also has certain duties unique to fiduciaries under applicable law. In general, the trustee will be subject to certain federal laws and, because the pooling and servicing agreement is governed by New York law, certain New York state laws. As a national bank acting in a fiduciary capacity, the trustee will, in the administration of its duties under the pooling and servicing agreement, be subject to certain regulations promulgated by the Office of the Comptroller of the Currency, specifically those set forth in Chapter 12, Part 9 of the Code of Federal Regulations. New York
common law has required fiduciaries of common law trusts formed in New York to perform their duties in accordance with the "prudent person" standard, which, in this transaction, would require the trustee to exercise such diligence and care in the administration of the trust as a person of ordinary prudence would employ in managing his own property. However, under New York common law, the application of this standard of care can be restricted contractually to apply only after the occurrence of a default. The pooling and servicing agreement provides that the trustee is subject to the prudent person standard only for so long as an event of default has occurred and remains uncured.

      See also "Description of the Governing Documents--The Trustee," "--Duties
of the Trustee," "--Matters Regarding the Trustee" and "--Resignation and
Removal of the Trustee" in the accompanying base prospectus.

THE CERTIFICATE ADMINISTRATOR

      Wells Fargo Bank, National Association ("Wells Fargo Bank") will act as certificate administrator under the pooling and servicing agreement. Wells Fargo
Bank is a national banking association and a wholly-owned subsidiary of Wells
Fargo & Company. A diversified financial services company with approximately
$483 billion in assets, 23+ million customers and 167,000 employees as of
September 30, 2006, Wells Fargo & Company is among the leading U.S. bank holding companies, providing banking, insurance, trust, mortgage and consumer finance services throughout the United States. Wells Fargo Bank provides retail and commercial banking services and corporate trust, custody, securities lending, securities transfer, cash management, investment management and other financial and fiduciary services. The depositor, the mortgage loan sellers, the master servicers and the special servicer may maintain banking and other commercial relationships with Wells Fargo Bank and its affiliates. Wells Fargo Bank's principal corporate trust offices are located at 9062 Old Annapolis Road,
Columbia, Maryland 21045-1951 and its office for certificate transfer services is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota
55479-0113.

      Under the terms of the pooling and servicing, the certificate administrator is responsible for securities administration, which includes pool performance calculations, distribution calculations and the preparation of monthly distribution reports. As securities administrator, the certificate administrator is responsible for the preparation of all REMIC and grantor trust tax returns on behalf of the trust fund and the preparation of monthly reports on Form 10-D (in regards to distribution and pool performance information) and annual reports on Form 10-K that are required to be filed with the Securities and Exchange Commission on behalf of the issuing Trust. Wells

                                       155

Fargo Bank has been engaged in the business of securities administration in connection with mortgage-backed securities in excess of 20 years and in connection with commercial mortgage-backed securities since 1997. It has acted as securities administrator with respect to more than 360 series of commercial mortgage-backed securities, and, as of December 31, 2006, was acting as securities administrator with respect to more than $340 billion of outstanding commercial mortgage-backed securities.

      There have been no material changes to Wells Fargo's policies or procedures with respect to its securities administration function other than changes required by applicable laws.

      In the past three years, Wells Fargo has not materially defaulted in its certificate administration obligations under any pooling and servicing agreement or caused an early amortization or other performance triggering event because of servicing by Wells Fargo with respect to commercial mortgage-backed securities.

      AFFILIATIONS AND CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We, the depositor, are affiliated with the following parties: (i) Merrill
Lynch Mortgage Lending, Inc, a sponsor and mortgage loan seller, (ii) Merrill
Lynch, Pierce, Fenner & Smith Incorporated, one of the underwriters and (iii)
Merrill Lynch Capital Services, Inc., the swap counterparty

      Merrill Lynch Mortgage Lending, Inc., a sponsor and mortgage loan seller, is affiliated with the following parties: (i) Merrill Lynch Mortgage Investors,
Inc, the depositor, (ii) Merrill Lynch, Pierce, Fenner & Smith Incorporated, one
of the underwriters and (iii) Merrill Lynch Capital Services, Inc., the swap counterparty.

      Countrywide Commercial Real Estate Finance, Inc., a sponsor and mortgage loan seller, is affiliated with Countrywide Securities Corporation, one of the underwriters.

      KeyBank National Association, a sponsor and mortgage loan seller, is affiliated with KeyCorp Real Estate Capital Markets, Inc., one of the master servicers and KeyBanc Capital Markets, a Division of McDonald Investments Inc.,
one of the underwriters.

      IXIS Real Estate Capital Inc., a sponsor and mortgage loan seller, is affiliated with IXIS Securities North America Inc., one of the underwriters.

      Wells Fargo Bank, National Association, a mortgage loan seller, is also one of the master servicers and the certificate administrator with regard to the mortgage loans and the trust fund.

      LaSalle Bank National Association and Merrill Lynch Mortgage Lending, Inc.
("MLML") are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to MLML for certain commercial mortgage loans originated or purchased by it. Pursuant to this custodial agreement, LaSalle is currently providing custodial services for most of the mortgage loans to be sold by MLML to the depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

      LaSalle Bank National Association and IXIS Real Estate Capital Inc.,
formerly known as CDC Mortgage Capital Inc., are parties to a custodial agreement whereby LaSalle, for consideration, provides custodial services to
IXIS RE for certain commercial mortgage loans originated or purchased by it.
Pursuant to this custodial agreement, LaSalle is currently providing custodial services for some of the mortgage loans to be sold by IXIS RE to the Depositor in connection with this securitization. The terms of the custodial agreement are customary for the commercial mortgage-backed securitization industry providing for the delivery, receipt, review and safekeeping of mortgage loan files.

                                       156

                         SERVICING OF THE MORTGAGE LOANS

GENERAL

      The servicing of the mortgage loans in the trust will be governed by the pooling and servicing agreement. This section contains summary descriptions of some of the provisions of the pooling and servicing agreement relating to the servicing and administration of the mortgage loans and any real estate owned by the trust. You should also refer to the accompanying base prospectus, in particular the section captioned "Description of the Governing Documents" for additional important information regarding provisions of the pooling and servicing agreement that relate to the rights and obligations of the master servicers and the special servicer.

      The servicing of the Peter Cooper Village and Stuyvesant Town Loan
Combination will be governed exclusively by the Wachovia 2007-C30 pooling and servicing agreement and the Peter Cooper Village and Stuyvesant Town
Intercreditor Agreement, and the servicing of the FRIS Chicken Loan Combination will be governed exclusively by the MSCI 2005-HQ6 pooling and servicing agreement and the FRIS Chicken Intercreditor Agreement. All decisions, consents, waivers, approvals and other actions in respect of the Peter Cooper Village and
Stuyvesant Town Loan Combination will be effected in accordance with the
Wachovia 2007-C30 pooling and servicing agreement, and all decisions, consents, waivers, approvals and other actions in respect of the FRIS Chicken Loan
Combination will be effected in accordance with the MSCI 2005-HQ6 pooling and servicing agreement. Consequently, the servicing provisions set forth herein will not be applicable to the Peter Cooper Village and Stuyvesant Town Loan
Combination, the servicing of which will instead be governed by the Wachovia
2007-C30 pooling and servicing agreement, and the servicing provisions set forth herein will not be applicable to the FRIS Chicken Loan Combination, the servicing of which will instead be governed by the MSCI 2005-HQ6 pooling and servicing agreement. The servicing standards under the Wachovia 2007-C30 pooling and servicing agreement and the MSCI 2005-HQ6 pooling and servicing agreement are substantially similar to the Servicing Standard under the pooling and servicing agreement.

      The pooling and servicing agreement provides that the master servicers and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible, directly or through sub-servicers, in accordance with--

      o     any and all applicable laws; and

      o     the express terms of the pooling and servicing agreement and the respective mortgage loans.

      Furthermore, to the extent consistent with the preceding paragraph, the master servicers and the special servicer must each service and administer the mortgage loans and any real estate owned by the trust for which it is responsible in accordance with the Servicing Standard.

      In general, the master servicers will be responsible for the servicing and administration of--

      o     all mortgage loans as to which no Servicing Transfer Event has occurred; and

      o     all worked out mortgage loans as to which no new Servicing Transfer
            Event has occurred.

      The special servicer, on the other hand, will be responsible for the servicing and administration of each mortgage loan as to which a Servicing
Transfer Event has occurred and which has not yet been worked out with respect to that Servicing Transfer Event. The special servicer will also be responsible for the administration of each mortgaged real property that has been acquired by the trust with respect to a defaulted mortgage loan through foreclosure, deed-in-lieu of foreclosure or otherwise.

      Despite the foregoing, the pooling and servicing agreement will require each master servicer to continue to receive payments and prepare certain reports to the certificate administrator required to be prepared with respect to any specially serviced mortgage loans that were previously non-specially serviced mortgage loans it was responsible for servicing and, otherwise, to render other incidental services with respect to any specially serviced mortgage loans and
REO Properties. None of the masters servicers or the special servicer will have responsibility for the

                                       157

performance by either of the other servicers of its respective obligations and duties under the pooling and servicing agreement.

      The applicable master servicer will transfer servicing of a mortgage loan to the special servicer upon the occurrence of a Servicing Transfer Event with respect to that mortgage loan. The special servicer will return the servicing of the subject mortgage loan to the applicable master servicer, and that mortgage loan will be considered to have been worked out, if and when all Servicing
Transfer Events with respect to that mortgage loan cease to exist as described in the definition of "Servicing Transfer Event" in the glossary to this prospectus supplement, in which event that mortgage loan would be considered to be a worked out mortgage loan.

      The MezzCap B-Note Non-Trust Loans, the 10000 Business Blvd. B-Note
Non-Trust Loan and the 4010 Airpark Drive B-Note Non-Trust Loan will be serviced by the applicable master servicer and the special servicer in accordance with the pooling and servicing agreement and the related Loan Combination
Intercreditor Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

      The Master Servicing Fee. The principal compensation to be paid to each master servicer with respect to its master servicing activities will be the related master servicing fee.

      With respect to each master servicer, the master servicing fee:

      o     will be earned with respect to each and every mortgage loan in the trust that it is responsible for servicing as of the date of the initial issuance of the certificates, including--

            1.    each such mortgage loan, if any, that becomes a specially
                  serviced mortgage loan; and

            2.    each such mortgage loan, if any, as to which the corresponding mortgaged real property has become REO Property; and

      o     in the case of each applicable mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be any of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at the related master servicing fee rate;

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time with respect to that
                  mortgage loan; and

            4.    be payable (a) monthly from amounts received with respect to interest on that mortgage loan and/or (b) if the subject
                  mortgage loan and any related REO Property has been
                  liquidated, out of general collections on the mortgage pool.

      For purposes of this prospectus supplement, master servicing fees include primary servicing fees. Each master servicer will be the primary servicer for certain of the mortgage loans it is responsible for servicing.

      Subject to certain conditions, the master servicers are each entitled, under the pooling and servicing agreement, to receive, or to assign or pledge to any qualified institutional buyer or institutional accredited investor (other than a Plan), an excess servicing strip, which is a portion of the master servicing fee. If a master servicer resigns or is terminated as a master servicer, it (or its assignee) will continue to be entitled to receive the excess servicing strip and will be paid that excess servicing strip (except to the extent that any portion of that excess servicing strip is needed to compensate any successor master servicer for assuming its duties as a master servicer under the pooling and servicing agreement). We make no representation or warranty regarding whether, following any resignation or termination of a master servicer, (a) any holder of the excess servicing strip would dispute the trustee's determination that any portion of the excess servicing strip was necessary to compensate a successor master servicer or (b) the ability of the trustee to successfully recapture the excess servicing strip or any portion of that strip

                                       158

from any holder of the excess servicing strip, in particular if that holder were the subject of a bankruptcy or insolvency proceeding.

      The master servicing fee rate with respect to the mortgage loans varies on a loan-by-loan basis and ranges from 0.02000% per annum to 0.11000% per annum.
The weighted average master servicing fee rate for the mortgage pool was
0.02839% per annum as of the cut-off date. That master servicing fee rate includes any sub-servicing fee rate payable to any third-party servicers that sub-service or primary service the loans on behalf of a master servicer.

      Investment Income. Each master servicer will be authorized, but not required, to invest or direct the investment of funds held in its collection account, or in any and all accounts maintained by it that are escrow and/or reserve accounts, only in Permitted Investments. See "--Collection Account"
below. Each master servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds.

      The special servicer will be authorized, but not required, to invest or direct the investment of funds held in its REO account in Permitted Investments.
See "--REO Properties" below. The special servicer will be entitled to retain any interest or other income earned on those funds, in general, and will be required (subject to certain exceptions set forth in the pooling and servicing agreement) to cover any losses of principal from its own funds without any right to reimbursement.

      Prepayment Interest Shortfalls. The pooling and servicing agreement provides that, if any Prepayment Interest Shortfalls are incurred by reason of voluntary principal prepayments being made by borrowers with respect to any mortgage loans during any collection period (other than principal prepayments made out of insurance proceeds, condemnation proceeds or liquidation proceeds and other than following a material default), the applicable master servicer must make a nonreimbursable payment with respect to the related distribution date in an amount equal to the lesser of:

      o     the total amount of those Prepayment Interest Shortfalls; and

      o     the sum of the following components of that master servicer's total servicing compensation for that same collection period--

            1.    that portion of the master servicing fees that represents an accrual at a rate of 0.01% per annum; and

            2.    the total amount of Prepayment Interest Excesses that were collected during the subject collection period;

provided, however, that if a Prepayment Interest Shortfall occurs as a result of the applicable master servicer's allowing the related borrower to deviate from the terms of the related loan documents regarding principal prepayments (other than (a) subsequent to a material default under the related loan documents, (b)
pursuant to applicable law or a court order, or (c) at the request or with the consent of the special servicer or the controlling class representative), then, for purposes of determining the payment that the applicable master servicer will be required to make to cover that Prepayment Interest Shortfall, the reference to "master servicing fee" in clause 1 of the second bullet of this paragraph will be construed to include the entire master servicing fee payable to that master servicer for that same collection period, inclusive of any portion payable to a third-party primary servicer, and the amount of any investment income earned by that master servicer on the related principal prepayment while on deposit in its collection account.

      No other master servicing compensation will be available to cover
Prepayment Interest Shortfalls, and the applicable master servicer's obligation to make payments to cover Prepayment Interest Shortfalls in respect of a particular collection period will not carry over to any following collection period. In addition, the applicable master servicer will be required to apply any Prepayment Interest Excesses with respect to a particular collection period, that are not otherwise used to cover Prepayment Interest Shortfalls as described above, to cover any shortfalls in interest caused as a result of the prepayment of a mortgage loan by the application of a condemnation award or

                                       159

casualty insurance proceeds, in each case that are actually received, in reduction of the subject mortgage loan's principal balance.

      Any payments made by the master servicers with respect to any distribution date to cover Prepayment Interest Shortfalls will be included among the amounts payable as principal and interest on the certificates on that distribution date as described under "Description of the Offered Certificates--Payments" in this prospectus supplement. If the aggregate amount of the payments made by the master servicers with respect to any distribution date to cover Prepayment
Interest Shortfalls is less than the total of all the Prepayment Interest
Shortfalls incurred with respect to the mortgage pool during the related collection period, then the resulting Net Aggregate Prepayment Interest
Shortfall will be allocated among the respective interest-bearing classes of the certificates (other than the class X certificates), in reduction of the interest payable on those certificates, as and to the extent described under "Description of the Offered Certificates--Payments--Payments of Interest" in this prospectus supplement.

      Principal Special Servicing Compensation. The principal compensation to be paid to the special servicer with respect to its special servicing activities will be--

      o     the special servicing fee;

      o     the workout fee; and

      o     the principal recovery fee.

      The Special Servicing Fee. The special servicing fee:

      o     will be earned with respect to--

            1.    each specially serviced mortgage loan, if any; and

            2.    each mortgage loan (other than the Peter Cooper Village and
                  Stuyvesant Town Trust Mortgage Loan and the FRIS Chicken Trust
                  Mortgage Loan), if any, as to which the corresponding
                  mortgaged real property has become REO Property; and

      o     with respect to each such mortgage loan, will--

            1.    be calculated on the same interest accrual basis as that
                  mortgage loan, which will be any of a 30/360 Basis or an
                  Actual/360 Basis (except in the case of partial periods of less than a month, when it will be calculated on the basis of the actual number of days elapsed in that partial period and a
                  360-day year);

            2.    accrue at a special servicing fee rate of 0.25% per annum;

            3.    accrue on the same principal amount as interest accrues or is deemed to accrue from time to time on that mortgage loan; and

            4.    will be payable monthly from related liquidation proceeds, insurance proceeds and condemnation proceeds and then from general collections on all the mortgage loans and any REO
                  Properties, that are on deposit in the master servicers'
                  collection accounts from time to time.

      The Workout Fee. The special servicer will, in general, be entitled to receive a workout fee with respect to each specially serviced mortgage loan that has been worked out by it. The workout fee will be payable out of, and will be calculated by application of a workout fee rate of 1.0% to, each collection of interest and principal received on the subject mortgage loan for so long as it remains a worked out mortgage loan. The workout fee with respect to any worked out mortgage loan will cease to be payable if a new Servicing Transfer Event occurs with respect to the mortgage loan. However, a new workout fee would become payable if the mortgage loan again became a worked out mortgage loan with respect to that new Servicing Transfer Event. If the special servicer is terminated or resigns, it will retain the right to receive any and all workout fees payable with respect to those mortgage loans (other than

                                       160

the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan and the FRIS
Chicken Trust Mortgage Loan) that became worked out mortgage loans during the period that it acted as special servicer and remained (and with respect to those mortgage loans that, subject to the conditions set forth in the pooling and servicing agreement, were about to become) worked out mortgage loans at the time of its termination or resignation. The successor special servicer will not be entitled to any portion of those workout fees. Although workout fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any workout fee will reduce amounts payable to the certificateholders.

      The Principal Recovery Fee. Except as described in the following paragraph, the special servicer will be entitled to receive a principal recovery fee with respect to: (a) each specially serviced mortgage loan (or any replacement mortgage loan substituted for it) for which the special servicer obtains a full or discounted payoff from the related borrower; and (b) any specially serviced mortgage loan or REO Property as to which the special servicer receives any liquidation proceeds, insurance proceeds or condemnation proceeds. The principal recovery fee will be payable from any full or discounted payoff, liquidation proceeds, insurance proceeds or condemnation proceeds. As to each specially serviced mortgage loan and REO Property, the principal recovery fee will be payable from, and will be calculated by application of a principal recovery fee rate of 1.0% to, the related payment or proceeds.

      Notwithstanding anything to the contrary described in the prior paragraph, no principal recovery fee will be payable based on, or out of, payments or proceeds received in connection with:

      o     the repurchase or replacement of any mortgage loan by a loan seller for a breach of representation or warranty or for defective or deficient loan documentation, as described under "Description of the
            Mortgage Pool--Repurchases and Substitutions" in this prospectus supplement within the time period (or extension thereof) provided for such repurchase or replacement or, if such repurchase or replacement occurs after such time period, if the mortgage loan seller was acting in good faith to resolve such breach or defect;

      o     except as described under "--Realization Upon Defaulted Mortgage
            Loans" below with respect to certain assignees, the purchase of any defaulted mortgage loan or REO Property by the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates, as described under "--Realization Upon
            Defaulted Mortgage Loans" below;

      o     the purchase of an A-Note Trust Mortgage Loan by the holder of the related B-Note Non-Trust Loan, as described under "Description of the Mortgage Pool--The Loan Combinations" in this prospectus supplement, unless provided for under the related Loan Combination
            Intercreditor Agreement;

      o     the purchase of all the mortgage loans and REO Properties by a master servicer, the special servicer or any single holder - or, if applicable, beneficial owner - of certificates evidencing the largest interest in the controlling class of the certificates in connection with the termination of the trust, as described under
            "Description of the Offered Certificates--Termination" in this prospectus supplement; and

      o     the exchange, following the date on which the total principal balances of the offered certificates are reduced to zero, of all the remaining certificates (other than the class Y, Z, R-I and R-II certificates) for all the mortgage loans and REO Properties in the trust at the time of exchange, subject to the conditions set forth in the pooling and servicing agreement.

      Although principal recovery fees are intended to provide the special servicer with an incentive to better perform its duties, the payment of any principal recovery fee will reduce amounts payable to the certificateholders.

      Loan Combinations. Any special servicing fees, workout fees and principal recovery fees with respect to a Loan Combination may be paid out of collections on the entire Loan Combination, except that to the extent those fees relate to a
B-Note Non-Trust Loan, the special servicer will be entitled to receive those fees solely from collections in respect of the subject B-Note Non-Trust Loan.

                                       161

      If the Peter Cooper Village and Stuyvesant Town Loan Combination becomes a specially serviced mortgage loan under the Wachovia 2007-C30 pooling and servicing agreement, the Wachovia 2007-C30 special servicer will be entitled to substantially similar compensation pursuant to such Wachovia 2007-C30 pooling and servicing agreement, except that the workout fee and the principal recovery fee under the Wachovia 2007-C30 pooling and servicing agreement will be the lesser of (i) such fee calculated at a per annum rate of 0.50% and (ii)
$15,000,000. If the FRIS Chicken Loan Combination becomes a specially serviced mortgage loan under the MSCI 2005-HQ6 pooling and servicing agreement, the MSCI
2005-HQ6 special servicer will be entitled to substantially similar compensation pursuant to such MSCI 2005-HQ6 pooling and servicing agreement. The special servicer under the pooling and servicing agreement is not entitled to the foregoing fees with respect to the Peter Cooper Village and Stuyvesant Town
Trust Mortgage Loan and the FRIS Chicken Trust Mortgage Loan.

      Additional Servicing Compensation. As additional master servicing compensation, each master servicer will be entitled to receive any Prepayment
Interest Excesses collected with respect to the mortgage loans it is responsible for servicing (except to the extent required to offset any Prepayment Interest
Shortfalls).

      In addition, the following items collected on any mortgage loan in the mortgage pool will be allocated between the applicable master servicer and the special servicer as additional compensation in accordance with the pooling and servicing agreement:

      o     any late payment charges and Penalty Interest actually collected on any particular mortgage loan in the mortgage pool, which late payment charges and Penalty Interest are not otherwise applied--

            1.    to pay the applicable master servicer, the special servicer or the trustee, as applicable, any unpaid interest on Advances made by that party with respect to that mortgage loan or the related mortgaged real property,

            2.    to reimburse the issuing entity for any interest on Advances that were made with respect to that mortgage loan or the
                  related mortgaged real property, which interest was paid to the applicable master servicer, the special servicer or the trustee, as applicable, from a source of funds other than late payment charges and Penalty Interest collected on that
                  mortgage loan,

            3.    to pay, or to reimburse the issuing entity, any expenses
                  incurred by the special servicer in connection with inspecting the related mortgaged real property following a Servicing
                  Transfer Event with respect to that mortgage loan or after that property has become an REO Property, or

            4.    to pay, or to reimburse the issuing entity for, any other
                  expenses incurred with respect to that mortgage loan or the related mortgaged real property that are or, if paid from a source other than Penalty Interest and/or late payment charges collected on that mortgage loan, would result in an Additional
                  Trust Fund Expense; and

      o     any modification fees, assumption fees, assumption application fees, earnout fees, release fees, consent/waiver fees, extension fees, defeasance fees and other comparable transaction fees and charges.

      Payment of Expenses; Servicing Advances. The master servicers and the special servicer will each be required to pay their respective overhead costs and any general and administrative expenses they incur in connection with their servicing activities under the pooling and servicing agreement. None of the master servicers or the special servicer will be entitled to reimbursement for expenses except as expressly provided in the pooling and servicing agreement.

      Any and all customary, reasonable and necessary out of pocket costs and expenses incurred by a master servicer, the trustee or, in some cases, the special servicer, in connection with the servicing of a mortgage loan, if a default is imminent thereunder or after a default, delinquency or other unanticipated event, or in connection with the administration of any REO
Property, will be servicing advances. Servicing advances will be reimbursable from

                                       162

future payments and other collections, including insurance proceeds, condemnation proceeds and liquidation proceeds, received in connection with the related mortgage loan or REO Property.

      The special servicer will be required to notify the applicable master servicer as to when it must make servicing advances with respect to a specially serviced mortgage loan or REO Property. Generally, the special servicer must make the request 10 business days, if reasonably practicable, and in any event at least five business days, prior to the date the Advance must be made. The applicable master servicer must make the requested servicing advance within a specified number of days following its receipt of the request. The special servicer will have the option, but not the obligation, to make such Advances.

      If a master servicer is required under the pooling and servicing agreement to make a servicing advance, but does not do so within 15 days after the servicing advance is required to be made, then the trustee will be required:

      o     if it has actual knowledge of the failure, to give that master servicer notice of its failure; and

      o     if the failure continues for five more business days, to make the servicing advance.

      Despite the foregoing discussion or anything else to the contrary in this prospectus supplement, none of the master servicers, the special servicer or the trustee will be obligated to make servicing advances that, it determines in accordance with the Servicing Standard (in the case of a master servicer or special servicer) or its good faith business judgment (in the case of the trustee), would not be ultimately recoverable, together with interest accrued on that advance, from expected collections on the related mortgage loan or REO
Property. The trustee will be entitled to rely on any determination of non-recoverability made by a master servicer. In addition, the special servicer may also determine that any servicing advance made or proposed to be made by a master servicer or the trustee is not recoverable, together with interest accrued on that servicing advance, from proceeds of the mortgage loan to which that Advance relates, and the applicable master servicer and the trustee will be required to act in accordance with that determination (on which determination they will, as provided in the pooling and servicing agreement, be entitled to conclusively rely).

      If a master servicer, the special servicer or the trustee makes any servicing advance that it (or, in the case of a master servicer or the trustee, the special servicer) subsequently determines, in its judgment, is not recoverable, together with interest accrued on that Advance, from expected collections on the related mortgage loan or REO Property, it may obtain reimbursement for that Advance, together with interest on that Advance, out of general collections on the mortgage loans it is responsible for servicing and any REO Properties on deposit in its collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent
Monthly Debt Service Payments and Reimbursement of Advances" in this prospectus supplement. Each master servicer, the special servicer or the trustee may also obtain reimbursement for any servicing advance that constitutes a
Workout-Delayed Reimbursement Amount out of general principal collections on the mortgage loans and any REO Properties on deposit in the applicable master servicer's collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) from time to time subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments
and Reimbursement of Advances" in this prospectus supplement.

      The master servicers will be permitted to pay, and the special servicer may direct the payment of, some servicing expenses directly out of the applicable master servicer's collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) and at times without regard to the relationship between the expense and the funds from which it is being paid (subject to the limitations for reimbursement of Advances from general collections), which may include servicing expenses relating to the remediation of any adverse environmental circumstance or condition at any of the mortgaged real properties.

      Each master servicer, the special servicer and the trustee will be entitled to receive interest on servicing advances made by them. The interest will accrue on the amount of each servicing advance, for so long as the servicing advance is outstanding, at a rate per annum equal to the prime rate as published in the "Money Rates"

                                       163

section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any servicing advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first above are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account (or, if those funds in its collection account are insufficient, from the similar funds in the other master servicer's collection account) subject to substantially the same limitations and requirements as are applicable to P&I advances described under "Description of the
            Offered Certificates--Advances of Delinquent Monthly Debt Service
            Payments and Reimbursement of Advances" in this prospectus supplement.

      The special servicer may, but is not obligated to, make any servicing advance on a specially serviced mortgage loan or REO Property (as required on an emergency or urgent basis) and then request from the applicable master servicer reimbursement of the servicing advance, together with interest thereon as set forth in the pooling and servicing agreement. Upon the applicable master servicer's reimbursing the special servicer for any such servicing advance, that master servicer will be considered to have made that servicing advance as of the date that the special servicer actually made it.

      Subject to certain conditions, the applicable master servicer may (and must, if directed by the special servicer in connection with a specially serviced mortgage loan or an REO Property) pay directly out of the collection account any servicing advance that it considers to be nonrecoverable in accordance with the Servicing Standard, provided that the applicable master servicer or the special servicer has determined, in accordance with the
Servicing Standard, that this payment is in the best interests of the certificateholders (or, if a Loan Combination is involved, the certificateholders and holder(s) of the related Non-Trust Loan(s)), as a collective whole.

      For additional information regarding reimbursement of servicing advances, see "Description of the Offered Certificates--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" in this prospectus supplement.

      The master servicers, special servicer and trustee under the pooling and servicing agreement will not have any obligation or authority to supervise the master servicer, special servicer or trustee under the Wachovia 2007-C30 pooling and servicing agreement or the MSCI 2005-HQ6 pooling and servicing agreement or to make servicing advances with respect to the Peter Cooper Village and
Stuyvesant Town Loan Combination or the FRIS Chicken Loan Combination.

TRUST ADMINISTRATION COMPENSATION

      The trustee, the certificate administrator and the custodian will each be entitled to a monthly fee for its services, which fees (in the aggregate) will--

      o     accrue at a rate of 0.00051% per annum,

      o     accrue on the Stated Principal Balance of each mortgage loan outstanding from time to time, and

      o     be calculated on the same interest accrual basis as is applicable to each mortgage loan.

      The trust administration fee is payable out of general collections on the mortgage loans and any REO Properties in the trust.

      In addition, the certificate administrator will be authorized to invest or direct the investment of funds held in its distribution account and interest reserve account in Permitted Investments. See "Description of the Offered
Certificates--Distribution Account" and "--Interest Reserve Account" in this prospectus supplement. It will be--

      o     entitled to retain any interest or other income earned on those funds, and

                                       164

      o     required to cover any losses of principal of those investments from its own funds.

      The certificate administrator will not be obligated, however, to cover any losses resulting from the bankruptcy or insolvency of any depository institution or trust company (other than itself or an affiliate) holding the distribution account or the interest reserve account.

SUB-SERVICERS

      Subject to such limitations as may be provided for in the pooling and servicing agreement, each master servicer and the special servicer may each delegate any of its servicing obligations under the pooling and servicing agreement to any one or more third-party primary servicers. Any delegation of servicing obligations by the special servicer will be subject to the consent of the controlling class representative. Either master servicer or the special servicer, as the case may be, will remain obligated under the pooling and servicing agreement for any duties delegated to a sub-servicer. Each sub-servicing agreement between a master servicer or special servicer, as the case may be, and a sub-servicer must provide that, if for any reason that master servicer or the special servicer, as the case may be, is no longer acting in that capacity, the trustee or any designee of that master servicer or the special servicer, as applicable, may:

      o     assume the party's rights and obligations under the sub-servicing agreement; or

      o     if there is an event of default thereunder, terminate the
            sub-servicing agreement.

      The pooling and servicing agreement will permit each master servicer and, with the consent of the controlling class representative, the special servicer to enter into sub-servicing agreements to provide for the performance by third parties of any or all of their respective obligations under the pooling and servicing agreement, provided that in each case, the sub-servicing agreement:
(a) is consistent with the pooling and servicing agreement in all material respects, requires the sub-servicer to comply with all of the applicable conditions of the pooling and servicing agreement and, with limited exceptions, includes events of default with respect to the sub-servicer substantially similar to the events of default applicable to the applicable master servicer or the special servicer, as the case may be; (b) provides that if the applicable master servicer or the special servicer, as the case may be, for any reason no longer acts in that capacity thereunder, including by reason of an event of default, the trustee or its designee may (i) assume all of the rights and, except to the extent such obligations arose prior to the date of assumption, obligations of the applicable master servicer or the special servicer, as the case may be, under such agreement or (ii) except with respect only to the sub-servicing agreements in effect as of the date of initial issuance of the certificates, terminate the sub-servicing agreement without cause and without payment of any penalty or termination fee; (c) provides that the trustee, for the benefit of the certificateholders and, in the case of a sub-servicing agreement relating to a Loan Combination, for benefit of the related B-Note Loan
Noteholder(s), will be a third party beneficiary under such agreement; (d)
permits any purchaser of a mortgage loan pursuant to the pooling and servicing agreement to terminate the sub-servicing agreement with respect to the purchased mortgage loan at its option and without penalty; (e) does not permit the sub-servicer to enter into or consent to any material modification, extension, waiver or amendment or otherwise take any enforcement action on behalf of the applicable master servicer or the special servicer, without the consent of the applicable master servicer or the special servicer, as the case may be, or conduct any sale of a mortgage loan or REO Property; and (f) does not permit the sub-servicer any direct rights of indemnification that may be satisfied out of assets of the trust fund. In addition, pursuant to the pooling and servicing agreement, each sub-servicing agreement entered into by a master servicer must provide that such agreement will, with respect to any mortgage loan, terminate at the time such mortgage loan becomes a specially serviced mortgage loan or, alternatively, be subject to the special servicer's rights to service such mortgage loan for so long as such mortgage loan continues to be a specially serviced mortgage loan; and each sub-servicing agreement entered into by the special servicer may relate only to specially serviced mortgage loans and must terminate with respect to any such mortgage loan which ceases to be a specially serviced mortgage loan.

      The pooling and servicing agreement will require the master servicers and the special servicer, for the benefit of the trustee, the certificateholders and, in the case of a Loan Combination, the related B-Note Loan Noteholder(s), to monitor the performance and enforce the obligations of their respective sub-servicers under the related sub-servicing agreements. Further, the pooling and servicing agreement will provide that, notwithstanding any sub-servicing agreement, the master servicers and the special servicer will remain obligated and liable to the

                                       165

trustee, the certificateholders and the B-Note Loan Noteholder(s) for the performance of their respective obligations and duties under the pooling and servicing agreement as if each alone were servicing and administering the subject mortgage loans, and each master servicer and the special servicer will be responsible, without right of reimbursement, for all compensation of each sub-servicer retained by it.

THE CONTROLLING CLASS REPRESENTATIVE AND THE LOAN COMBINATION CONTROLLING
PARTIES

      Controlling Class. As of any date of determination, the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Y, Z, R-I and R-II certificates, that has a total principal balance that is greater than 25% of that class's original total principal balance. However, if no class of certificates, other than the class X, Y, Z, R-I and R-II certificates, has a total principal balance that satisfies this requirement, then the controlling class of certificateholders will be the holders of the most subordinate class of certificates then outstanding, other than the class X, Y, Z, R-I and R-II certificates. The class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL and A-1A certificates will be treated as a single class for purposes of determining, and exercising the rights of, the controlling class. Appraisal Reduction Amounts will not be considered in determining the principal balance outstanding on the applicable class of certificates for the purpose of determining the controlling class.

      Selection of the Controlling Class Representative. The holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates will be entitled to--

      o     select a representative having the rights and powers described under
            "--Rights and Powers of The Controlling Class Representative and the
            Loan Combination Controlling Parties" below; or

      o     replace an existing controlling class representative.

      The certificate administrator will be required to promptly notify all the certificateholders of the controlling class that they may select a controlling class representative upon:

      o     the receipt by the certificate administrator of written requests for the selection of a controlling class representative from the holders of certificates representing more than 50% of the total principal balance of the controlling class of certificates;

      o     the resignation or removal of the person acting as controlling class representative; or

      o     a determination by the certificate administrator that the
            controlling class of certificateholders has changed.

      The notice will explain the process for selecting a controlling class representative. The appointment of any person as the controlling class representative will generally not be effective until that person provides the trustee, the certificate administrator, each master servicer and the special servicer with--

      o     written confirmation of its acceptance of its appointment;

      o     an address and facsimile number for the delivery of notices and other correspondence; and

      o     a list of officers or employees of the person with whom the parties to the pooling and servicing agreement may deal, including their names, titles, work addresses and facsimile numbers.

      We anticipate that an affiliate of the initial special servicer will purchase certain non-offered classes of certificates, including the class Q certificates (which will be the initial controlling class of certificates), and will be the initial controlling class representative.

      Resignation and Removal of the Controlling Class Representative. The
controlling class representative may at any time resign by giving written notice to the certificate administrator and each certificateholder of the controlling class. The holders of certificates representing more than 50% of the total principal balance of the

                                       166

controlling class of certificates, will be entitled to remove any existing controlling class representative by giving written notice to the certificate administrator and to the existing controlling class representative.

      Rights and Powers of the Controlling Class Representative and the Loan
Combination Controlling Parties. The special servicer will be required to prepare an asset status report for each mortgage loan that becomes a specially serviced mortgage loan, not later than 60 days (or, in the case of any Loan
Combination such other number of days provided for in the related Loan
Combination Intercreditor Agreement) after the servicing of the mortgage loan is transferred to the special servicer. Each asset status report is to include, among other things, a summary of the status of the subject specially serviced mortgage loan and negotiations with the related borrower and a summary of the special servicer's recommended action with respect to the subject specially serviced mortgage loan. Each asset status report is required to be delivered to the controlling class representative (and, in the case of the a Loan
Combination, the related Loan Combination Controlling Party (if any)), among others, by the special servicer.

      If, within 10 business days of receiving an asset status report that relates to a mortgage loan and relates to a recommended action to which the controlling class representative is entitled to object, as described below, the controlling class representative does not disapprove the asset status report in writing, then the special servicer will be required to take the recommended action as outlined in the asset status report; provided, however, that the special servicer may not take any action that is contrary to applicable law, the
Servicing Standard or the terms of the applicable loan documents. If the controlling class representative disapproves an initial asset status report, the special servicer will be required to revise that asset status report and deliver to the controlling class representative, among others, a new asset status report as soon as practicable, but in no event later than 30 days after such disapproval.

      The special servicer will be required to continue to revise an asset status report as described above until the controlling class representative does not disapprove a revised asset status report in writing within 10 business days of receiving the revised asset status report or until the special servicer makes one of the determinations described below. The special servicer may, from time to time, modify any asset status report it has previously so delivered and implement such modified report; provided that the modified report shall have been prepared, reviewed and not rejected as described above. Notwithstanding the foregoing, the special servicer may, following the occurrence of an extraordinary event with respect to the related mortgaged real property, take any action set forth in an asset status report (that is consistent with the terms of the pooling and servicing agreement) before the expiration of a 10 business day period if the special servicer has reasonably determined that failure to take the action would materially and adversely affect the interests of the certificateholders, and the special servicer has made a reasonable effort to contact the controlling class representative. The foregoing discussion notwithstanding, the special servicer will be required to determine whether any affirmative disapproval is not in the best interest of all the certificateholders pursuant to the Servicing Standard.

      In the event the controlling class representative and the special servicer have been unable to agree upon an asset status report with respect to a specially serviced mortgage loan within 90 days of the controlling class representative's receipt of the initial asset status report, the special servicer must implement the actions directed by the controlling class representative unless doing so would result in any of the consequences contemplated in clauses (a) through (d) in the third following paragraph, in which event the special servicer must implement the actions described in the most recent asset status report submitted to the controlling class representative by the special servicer that is consistent with the Servicing
Standard. Notwithstanding the fact that an asset status report has been prepared and/or approved, the controlling class representative will remain entitled to advise and object regarding the actions described below and any related asset status report will not be a substitute for the exercise of those rights.

      Notwithstanding the foregoing discussion, with respect to each mortgage loan in the trust fund that is part of a Loan Combination, the related Loan
Combination Intercreditor Agreement may contain provisions regarding the review, approval and implementation of asset status reports with respect to the related
Loan Combination that are different from those described above.

      No direction of the controlling class representative or a Loan Combination
Controlling Party in connection with any asset status report may (a) require or cause the special servicer to violate the terms of the subject mortgage loan, applicable law or any provision of the related Loan Combination Intercreditor
Agreement, if applicable, or the pooling and servicing agreement, including the special servicer's obligation to act in the best interests of all the certificateholders (and, in the case of a Loan Combination, the holders of the related B-Note Non-Trust Loan(s)) in

                                       167

accordance with the Servicing Standard and to maintain the REMIC status of REMIC
I and REMIC II, (b) result in the imposition of any tax on "prohibited transactions" or contributions after the startup date of either REMIC I or REMIC
II under the Code, (c) expose any party to the pooling and servicing agreement, any mortgage loan seller or the trust fund to any claim, suit or liability or
(d) expand the scope of the applicable master servicer's, the trustee's, the certificate administrator's or special servicer's responsibilities under the pooling and servicing agreement.

      In addition, the controlling class representative will be entitled to advise the special servicer with respect to the following actions (except with respect to the Peter Cooper Village and Stuyvesant Town Loan Combination and the
FRIS Chicken Loan Combination), and the special servicer will not be permitted to take (or consent to the applicable master servicer taking) any of the following actions with respect to the mortgage loans in the trust fund
(exclusive of the mortgage loans that are part of the two Loan Combinations identified above) as to which the controlling class representative has objected in writing within 10 business days of having been notified in writing of the particular proposed action (provided that, with respect to non-specially serviced mortgage loans, this 10-business day notice period may not exceed by more than five (5) business days the 10 business days during which the special servicer can object to the applicable master servicer waiving Additional
Interest or taking actions described under "--Enforcement of Due-on-Sale and
Due-on-Encumbrance Provisions" and "--Modifications, Waivers, Amendments and
Consents" below):

      o     any foreclosure upon or comparable conversion (which may include acquisition of an REO Property) of the ownership of properties securing a specially serviced mortgage loan as comes into and continues in default;

      o     any modification or consent to a modification of a material term of a mortgage loan, including the timing of payments or an extension of the maturity date of a mortgage loan;

      o     any proposed sale of any defaulted mortgage loan or any REO
            Property, other than in connection with the termination of the trust as described under "Description of the Offered
            Certificates--Termination" in this prospectus supplement or, in the case of a defaulted mortgage loan, other than in connection with the purchase option described under "--Realization Upon Defaulted
            Mortgage Loans--Fair Value Call" in this prospectus supplement, for less than the outstanding principal balance of the related mortgage loan, plus accrued interest (exclusive of Penalty Interest and
            Additional Interest), expenses and fees;

      o     any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address hazardous material located at the REO Property;

      o     any release of material real property collateral for any mortgage loan, other than (a) where the release is not conditioned upon obtaining the consent of the lender or certain specified conditions being fulfilled, (b) upon satisfaction of that mortgage loan, (c) in connection with a pending or threatened condemnation action or (d)
            in connection with a full or partial defeasance of that mortgage loan;

      o     any acceptance of substitute or additional real property collateral for any mortgage loan (except where the acceptance of the substitute or additional collateral is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any waiver of a due-on-sale or due-on-encumbrance clause in any mortgage loan;

      o     any releases of earn-out reserves or related letters of credit with respect to a mortgaged real property securing a mortgage loan (other than where the release is not conditioned upon obtaining the consent of the lender, in which case only notice to the controlling class representative will be required);

      o     any termination or replacement, or consent to the termination or replacement, of a property manager with respect to any mortgaged real property or any termination or change, or consent to the termination or change, of the franchise for any mortgaged real property operated as a

                                       168

            hospitality property (other than where the action is not conditioned upon obtaining the consent of the lender, in which case only prior notice will be required to be delivered to the controlling class representative);

      o     any determination that an insurance-related default is an Acceptable
            Insurance Default or that earthquake or terrorism insurance is not available at commercially reasonable rates; and

      o     any waiver of insurance required under the related loan documents
            (except as contemplated in the preceding bullet).

      Furthermore, the controlling class representative may direct the special servicer to take, or to refrain from taking, any such actions with respect to the mortgage loans and REO Properties in the trust fund as the controlling class representative may consider advisable or as to which provision is otherwise made in the pooling and servicing agreement.

      Notwithstanding the foregoing, no advice, direction or objection given or made by the controlling class representative, as contemplated by any of the preceding paragraphs of this "--Rights and Powers of The Controlling Class
Representative and the Loan Combination Controlling Parties" subsection, may--

      o     require or cause the applicable master servicer or the special servicer to violate applicable law, the terms of any mortgage loan or any other provision of the pooling and servicing agreement, including the applicable master servicer's or the special servicer's obligation to act in accordance with the Servicing Standard and the loan documents;

      o     result in an adverse tax consequence for the trust;

      o     expose the trust, us, the applicable master servicer, the special servicer, the trustee, the certificate administrator, the custodian or any of our or their respective affiliates, directors, officers, employees or agents, to any material claim, suit or liability; or

      o     materially expand the scope of the applicable master servicer's or the special servicer's responsibilities under the pooling and servicing agreement.

      The master servicers and the special servicer are each required to disregard any advice, direction or objection on the part of the controlling class representative (or, if applicable, any Loan Combination Controlling Party)
that would have any of the effects described in the immediately preceding five bullets.

      Furthermore, the special servicer will not be obligated to seek approval from the controlling class representative for any actions to be taken by the special servicer with respect to any particular specially serviced mortgage loan if (i) the special servicer has notified the controlling class representative in writing of various actions that the special servicer proposes to take with respect to the workout or liquidation of that mortgage loan and (ii) for 60 days following the first such notice, the controlling class representative has objected to all of the proposed actions and has failed to suggest any alternative actions that the special servicer considers to be consistent with the Servicing Standard.

      NOTWITHSTANDING THE FOREGOING DISCUSSION, WITH RESPECT TO THE PETER COOPER
VILLAGE AND STUYVESANT TOWN LOAN COMBINATION AND THE FRIS CHICKEN LOAN
COMBINATION, THE CONTROLLING CLASS REPRESENTATIVE WILL HAVE NO APPROVAL RIGHTS
FOR ACTIONS THE MASTER SERVICER AND SPECIAL SERVICER UNDER THE WACHOVIA 2007-C30
POOLING AND SERVICING AGREEMENT OR MSCI 2005-HQ6 POOLING AND SERVICING AGREEMENT
TAKE IN REGARD TO THE PETER COOPER VILLAGE AND STUYVESANT TOWN LOAN COMBINATION
OR THE FRIS CHICKEN LOAN COMBINATION, AS APPLICABLE. THE CONTROLLING CLASS
REPRESENTATIVE OF THE WACHOVIA 2007-C30 SECURITIZATION WILL ACT AS LOAN
COMBINATION CONTROLLING PARTY WITH RESPECT TO THE PETER COOPER VILLAGE AND
STUYVESANT TOWN LOAN COMBINATION, AND THE CONTROLLING CLASS REPRESENTATIVE OF
THE MSCI 2005-HQ6 SECURITIZATION WILL ACT AS LOAN COMBINATION CONTROLLING PARTY
WITH RESPECT TO THE FRIS CHICKEN LOAN COMBINATION. AS DESIGNEE OF THE HOLDER OF
THE PETER COOPER VILLAGE AND STUYVESANT TOWN TRUST MORTGAGE LOAN AND THE FRIS
CHICKEN TRUST MORTGAGE LOAN, THE CONTROLLING CLASS REPRESENTATIVE WILL SOLELY
HAVE THE RIGHT TO CONSULT WITH THE MASTER SERVICER AND SPECIAL SERVICER UNDER
THE WACHOVIA 2007-C30 POOLING AND SERVICING AGREEMENT AND THE MSCI

                                       169

2005-HQ6 POOLING AND SERVICING AGREEMENT REGARDING SUCH SERVICING ACTIONS AS
DESCRIBED ABOVE UNDER "LOAN COMBINATIONS--THE PETER COOPER VILLAGE AND
STUYVESANT TOWN LOAN COMBINATION" AND "--THE FRIS CHICKEN LOAN COMBINATION."

      WHEN REVIEWING THE REST OF THIS "SERVICING OF THE MORTGAGE LOANS" SECTION,
IT IS IMPORTANT THAT YOU CONSIDER THE EFFECTS THAT THE RIGHTS AND POWERS OF THE
CONTROLLING CLASS REPRESENTATIVE (AND, IN THE CASE OF THE MORTGAGE LOANS THAT
ARE PART OF LOAN COMBINATIONS, THE RELATED NON-TRUST LOAN NOTEHOLDERS) COULD
HAVE ON THE ACTIONS OF THE SPECIAL SERVICER AND, IN SOME CASES, THE APPLICABLE
MASTER SERVICER.

      Certain Liability and Expense Matters. In general, any and all expenses of the controlling class representative are to be borne by the holders of the controlling class in proportion to their respective percentage interests in that class, and not by the trust; and all expenses borne by any Non-Trust Loan
Noteholder acting as a Loan Combination Controlling Party are to be borne by that holder. However, if a claim is made against the controlling class representative (or, in the case of a mortgage loan that is part of a Loan
Combination, the related Non-Trust Loan Noteholder in its capacity as the related Loan Combination Controlling Party) by a borrower under a mortgage loan, the controlling class representative (or that Non-Trust Loan Noteholder, as applicable) is required to immediately notify the trustee, the certificate administrator, the applicable master servicer and the special servicer. The special servicer on behalf of the trust will, subject to the discussion under
"Description of the Governing Documents--Matters Regarding the Master Servicer,
the Special Servicer, the Manager and Us" in the accompanying base prospectus, assume the defense of the claim against the controlling class representative
(or, in the case of a mortgage loan that is part of a Loan Combination, the related Non-Trust Loan Noteholder in its capacity as Loan Combination
Controlling Party), but only if--

      o     the special servicer or the trust are also named parties to the same action; and

      o     in the sole reasonable judgment of the special servicer:

            1.    the controlling class representative (or, in the case of a mortgage loan that is part of a Loan Combination, any
                  applicable Non-Trust Loan Noteholder in its capacity as the related Loan Combination Controlling Party) acted in good
                  faith, without gross negligence or willful misfeasance, with regard to the particular matter at issue; and

            2.    there is no potential for the special servicer or the trust to be an adverse party in the action as regards the controlling class representative (or, in the case of a mortgage loan that is part of a Loan Combination, any applicable Non-Trust Loan
                  Noteholder in its capacity as the related Loan Combination
                  Controlling Party).

      The controlling class representative and the Non-Trust Loan Noteholders may have special relationships and interests that conflict with those of the holders of one or more classes of the offered certificates. In addition, the controlling class representative does not have any duties or liabilities to the holders of any class of certificates other than the controlling class, and the
Non-Trust Loan Noteholders do not have any duties or liabilities to the holders of any class of certificates. The controlling class representative may act solely in the interests of the certificateholders of the controlling class and, with respect to the Loan Combinations, the related Non-Trust Loan Noteholders may act solely in their own interests, and none of such parties will have any liability to any certificateholders for having done so. No certificateholder may take any action against the controlling class representative for its having acted solely in the interests of the certificateholders of the controlling class. Similarly, no certificateholder may take any action against a Non-Trust
Loan Noteholder for having acted solely in its own interest.

REPLACEMENT OF THE SPECIAL SERVICER

      Certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may terminate an existing special servicer and appoint a successor thereto. In addition, if the special servicer is terminated in connection with an event of default, certificateholders entitled to a majority of the voting rights allocated to the controlling class of certificates may appoint a successor. See "--Events of Default" and "--Rights
Upon Event of Default" below. In either case, any appointment of a successor special servicer will be subject to, among other things, receipt by the trustee of--

                                       170

      o     written confirmation from each rating agency rating the certificates that the appointment will not result in a qualification, downgrade or withdrawal of any of the ratings then assigned thereby to the certificates; and

      o     the written agreement of the proposed special servicer to be bound by the terms and conditions of the pooling and servicing agreement, together with an opinion of counsel regarding, among other things, the enforceability of the pooling and servicing agreement against the proposed special servicer.

      Subject to the foregoing, any certificateholder or any affiliate of a certificateholder may be appointed as special servicer.

      If the controlling class of certificateholders terminates an existing special servicer without cause, then the reasonable out-of-pocket costs and expenses of any related transfer of servicing duties are to be paid by the certificateholders that voted to remove the terminated special servicer. Any terminated special servicer will be entitled to reclaim all amounts accrued or owing to it under the pooling and servicing agreement.

      With respect to the Peter Cooper Village and Stuyvesant Town Loan
Combination, the special servicer may be removed at any time, with or without cause, by the controlling class representatives of the securitization holding a majority of the notes comprising the Peter Cooper Village and Stuyvesant Town
Loan Combination.

      With respect to the FRIS Chicken Loan Combination, the related Loan
Combination Controlling Party will have the right, subject to the conditions and restrictions set forth in the pooling and servicing agreement and the applicable intercreditor agreement, to cause the special servicer to be terminated without cause with respect to the related Loan Combination. If the resulting special servicer for any Loan Combination is different from the special servicer for the rest of the mortgage pool, then all references to the special servicer in this prospectus supplement are intended to mean the applicable special servicer or both special servicers together, as the context may require.

BENEFICIAL OWNERS OF THE CONTROLLING CLASS

      If the controlling class of certificates is held in book-entry form, then any beneficial owner of those certificates whose identity and beneficial ownership interest has been proven to the satisfaction of the certificate administrator, will be entitled--

      o     to receive all notices described under "--The Controlling Class
            Representative and the Loan Combination Controlling Parties" and
            "--Replacement of the Special Servicer" above; and

      o     to exercise directly all rights described under "--The Controlling
            Class Representative and the Loan Combination Controlling Parties"
            and "--Replacement of the Special Servicer" above,

that it otherwise would if it were the registered holder of certificates of the controlling class.

      Beneficial owners of controlling class certificates held in book-entry form will likewise be subject to the same limitations on rights and the same obligations as they otherwise would if they were registered holders of certificates of the controlling class.

ENFORCEMENT OF DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

      Subject to the foregoing discussion and the discussions under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above and "--Modifications, Waivers, Amendments and Consents" below, the applicable master servicer, with respect to non-specially serviced mortgage loans, and the special servicer, with respect to all other mortgage loans, will be required to enforce, on behalf of the trust fund, any right the lender under any mortgage loan may have under either a due-on-sale or due-on-encumbrance clause, unless the applicable master servicer or the special servicer, as applicable, has determined that waiver of the lender's rights under such clauses would be in accordance with the Servicing Standard. However, subject to the related loan documents and applicable law, neither the applicable master servicer nor the special servicer may waive its rights or grant its consent under any related due-on-sale or due-on-encumbrance clause--

                                       171

      o     in respect of any mortgage loan that--

            1.    has a principal balance of $20,000,000 or more at the time of determination or has, whether (a) individually, (b) as part of a group of cross-collateralized mortgage loans or (c) as part of a group of mortgage loans made to affiliated borrowers, a principal balance that is equal to or greater than 5% or more of the aggregate outstanding principal balance of the mortgage pool at the time of determination; or

            2.    is one of the ten largest mortgage loans (which for this
                  purpose includes groups of cross-collateralized mortgage loans and groups of mortgage loans made to affiliated borrowers) by outstanding principal balance at the time of determination; or

      o     where, in the case of a due-on-encumbrance clause only, the subject mortgage loan, taking into account existing debt on the related mortgaged real property and the proposed additional debt as if such total debt were a single mortgage loan, would have a loan-to-value ratio equal to or greater than 85% or a debt service coverage ratio equal to or less than 1.20:1;

unless, with some exceptions, it receives prior written confirmation from each applicable rating agency that this action would not result in the qualification, downgrade or withdrawal of any of the ratings then assigned by the rating agency to the certificates (or placement of the certificates on negative credit watch status in contemplation of such rating action). Also, a master servicer may not waive its rights or grant its consent under any due-on-sale or due-on-encumbrance clause described in this paragraph until it has received consent of the special servicer. Further, none of the master servicers or the special servicer may consent to the transfer of any mortgaged real property that secures a group of cross-collateralized mortgage loans, unless all of the mortgaged real properties securing such group of mortgage loans are transferred at the same time, or the controlling class representative consents to the transfer.

      With respect to the Peter Cooper Village and Stuyvesant Town Loan
Combination, the master servicer and special servicer under the Wachovia
2007-C30 pooling and servicing agreement will be required to enforce, on behalf of the issuing entity, any right the lenders under the Peter Cooper Village and
Stuyvesant Town Loan Combination may have under either a due-on-sale or due-on-encumbrance clause in accordance with the Wachovia 2007-C30 pooling and servicing agreement. With respect to the FRIS Chicken Loan Combination, the master servicer and special servicer under the MSCI 2005-HQ6 pooling and servicing agreement will be required to enforce, on behalf of the issuing entity
(and the other Non-Trust Loan Holder), any right the lenders under the FRIS
Chicken Loan Combination may have under either a due-on-sale or due-on-encumbrance clause in accordance with the MSCI 2005-HQ6 pooling and servicing agreement.

MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS

      The special servicer, with respect to any specially serviced mortgage loan, may, consistent with the Servicing Standard, agree to:

      o     modify, waive or amend any term of the subject mortgage loan;

      o     extend the maturity of the subject mortgage loan;

      o     defer or forgive the payment of interest on and principal of the subject mortgage loan;

      o     defer or forgive the payment of prepayment premiums, yield maintenance charges and late payment charges on the subject mortgage loan;

      o     permit the release, addition or substitution of collateral securing the subject mortgage loan;

      o     permit the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan; or

                                       172

      o     provide consents with respect to any leasing activity at the mortgaged real property securing the subject mortgage loan;

provided that the ability of the special servicer to agree to any of the foregoing, however, is subject to the discussion under "--The Controlling Class
Representative and the Loan Combination Controlling Parties" and "--Enforcement
of Due-on-Sale and Due-on-Encumbrance Provisions" above in this prospectus supplement and further, to the limitations, conditions and restrictions discussed below.

      The special servicer may agree to or consent to (or permit the applicable master servicer to agree to or consent to) the modification, waiver or amendment of any term of any mortgage loan that would--

      o     affect the amount or timing of any related payment of principal, interest or other amount (including prepayment premiums or yield maintenance charges, but excluding Penalty Interest and amounts payable as additional servicing compensation) payable under the mortgage loan (including, subject to the discussion in the third following paragraph, extend the date on which any related balloon payment is due); or

      o     affect the obligation of the related borrower to pay a prepayment premium or yield maintenance charge or permit a principal prepayment during any period in which the related mortgage note prohibits principal prepayments; or

      o     in the special servicer's judgment, materially impair the security for the mortgage loan or reduce the likelihood of timely payment of amounts due on the mortgage loan;

provided that a material default on the mortgage loan has occurred or, in the special servicer's judgment, a material default on the mortgage loan is reasonably foreseeable, and the modification, waiver, amendment or other action is reasonably likely to produce a greater recovery to the certificateholders, as a collective whole, on a present value basis, than would liquidation.

      Neither a master servicer nor the special servicer may release any mortgaged real property securing a mortgage loan, except as otherwise allowed by the pooling and servicing agreement.

      Neither a master servicer nor the special servicer may extend the maturity date of any mortgage loan to a date beyond the earliest of--

            1.    two years prior to the rated final distribution date; and

            2.    if the mortgage loan is secured by a mortgage on the related borrower's leasehold interest (and not the corresponding fee interest) in the related mortgaged real property, 20 years
                  (or, to the extent consistent with the Servicing Standard, giving due consideration to the remaining term of the related ground lease and with the consent of the controlling class representative, 10 years) prior to the end of the then-current term of the related ground lease, plus any unilateral options to extend such term.

      Neither a master servicer nor the special servicer may make or permit any modification, waiver or amendment of any term of any mortgage loan that would--

      o     cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code;

      o     result in the imposition of any tax on prohibited transactions or contributions after the startup date of either of REMIC I or REMIC
            II under the Code; or

      o     adversely affect the status of any portion of the trust that is intended to be a grantor trust under the Code.

      Generally, the master servicers may not agree to modify, waive or amend the term of any mortgage loan without the consent of the special servicer.
Subject to the foregoing discussion, however, either master servicer,

                                       173

without the approval of the special servicer, the controlling class representative or any of the rating agencies, may modify, waive or amend certain terms of non-specially serviced mortgage loans for which it is acting as master servicer as specified in the pooling and servicing agreement, including, without limitation--

      o     approving certain waivers of non-material covenant defaults;

      o     approving certain leasing activity;

      o     waiving certain late payment charges and Penalty Interest subject to the limitations in the pooling and servicing agreement;

      o     permitting the release, addition or substitution of collateral securing the subject mortgage loan;

      o     permitting the release, addition or substitution of the borrower or any guarantor with respect to the subject mortgage loan;

      o     approving certain consents with respect to rights-of-way, easements or similar agreements and consents to subordination of the related mortgage loan to such easements, rights-of-way or similar
            agreements, that do not materially affect the use or value of the mortgaged real property or materially interfere with the borrower's ability to make related payments;

      o     approving releases of unimproved parcels of a mortgaged real property;

      o     approving annual budgets to operate mortgaged real properties;

      o     approving certain temporary waivers of requirements in loan documents with respect to insurance deductible amounts or
            claims-paying ability ratings of insurance providers; and

      o     consenting to changing the property manager with respect to a mortgage loan with an unpaid principal balance of less than
            $2,000,000.

      The foregoing limitations, conditions and restrictions will not apply to any of the acts or circumstances referenced in this "--Modifications, Waivers,
Amendments and Consents" section that is provided for under the terms of the subject mortgage loan in effect on the date of initial issuance of the offered certificates or that is solely within the control of the related borrower. Also, neither master servicer nor the special servicer will be required to oppose the confirmation of a plan in any bankruptcy or similar proceeding involving a borrower if, in its judgment, opposition would not ultimately prevent the confirmation of the plan or one substantially similar.

      Notwithstanding the foregoing, in the case of an ARD Loan, the applicable master servicer will be permitted, in its discretion, after the related anticipated repayment date, to waive any or all of the Additional Interest accrued on that mortgage loan, if the related borrower is ready and willing to pay all other amounts due under the mortgage loan in full, including the entire principal balance. However, the applicable master servicer's determination to waive the trust's right to receive that Additional Interest--

      o     must be in accordance with the Servicing Standard; and

      o     will be subject to approval by the special servicer and the controlling class representative.

      The pooling and servicing agreement will also limit the master servicers'
and the special servicer's ability to institute an enforcement action solely for the collection of Additional Interest.

      Neither a master servicer nor the special servicer will have any liability to the trust, the certificateholders or any other person for any determination made by it in connection with a modification, waiver or amendment of a mortgage loan that is made on a reasonable basis and in accordance with the Servicing
Standard.

      All modifications, waivers and amendments entered into by a master servicer and/or the special servicer with respect to the mortgage loans are to be in writing. Each master servicer and the special servicer must deliver to

                                       174

the custodian for deposit in the related mortgage file, an original counterpart of the agreement relating to each modification, waiver or amendment agreed to by it, promptly following its execution.

      Modifications, waivers, amendments and consents in respect of the Peter
Cooper Village and Stuyvesant Town Loan Combination will be administered by the master servicer or special servicer, as applicable, under and in accordance with the Wachovia 2007-C30 pooling and servicing agreement. Modifications, waivers, amendments and consents in respect of the FRIS Chicken Loan Combination will be administered by the master servicer or special servicer, as applicable, under and in accordance with the MSCI 2005-HQ6 pooling and servicing agreement.

REQUIRED APPRAISALS

      The special servicer must make commercially reasonable efforts to obtain, within 60 days of the occurrence of any Appraisal Trigger Event with respect to any of the mortgage loans, and deliver to the trustee, the custodian, the applicable master servicer and the controlling class representative, a copy of an appraisal of the related mortgaged real property from an independent appraiser meeting the qualifications imposed in the pooling and servicing agreement, unless an appraisal had previously been obtained within the prior 12 months and the special servicer has no actual knowledge of a material adverse change in the condition of the related mortgaged real property in which case such appraisal may be a letter update of the prior appraisal.

      Notwithstanding the foregoing, if the unpaid principal balance of the subject mortgage loan, net of related unreimbursed advances of principal, is less than $2,000,000, the special servicer may perform an internal valuation of the mortgaged real property instead of an appraisal.

      As a result of any appraisal or other valuation, it may be determined that an Appraisal Reduction Amount exists with respect to the subject mortgage loan.
An Appraisal Reduction Amount is relevant to the determination of the amount of any advances of delinquent interest required to be made with respect to the affected mortgage loan. See "Description of the Offered Certificates--Advances of Delinquent Monthly Debt Service Payments and Reimbursement of Advances" in
this prospectus supplement.

      If an Appraisal Trigger Event occurs with respect to any mortgage loan, then the special servicer will have an ongoing obligation to obtain or perform, as the case may be, once every 12 months after the occurrence of that Appraisal
Trigger Event (or sooner if the special servicer has actual knowledge of a material adverse change in the condition of the related mortgaged real property), an update of the prior required appraisal or other valuation. The special servicer is to deliver to the trustee, the custodian, the applicable master servicer and the controlling class representative the new appraisal or valuation within ten business days of obtaining or performing such appraisal or valuation (or update thereof). This ongoing obligation will cease if and when--

      o     if the Appraisal Trigger Event was the failure by the borrower to make any monthly debt service payment for 60 days or more, or involved the special servicer modifying the amount or timing of any monthly debt service payment (other than a balloon payment), the related borrower has made three consecutive full and timely monthly debt service payments under the terms of the mortgage loan (as such terms may have been modified); or

      o     with respect to the other Appraisal Trigger Events (other than the related mortgaged real property becoming REO Property), such circumstances cease to exist in the reasonable judgment of the special servicer, but, with respect to any bankruptcy or insolvency proceedings, no later than the entry of an order or decree dismissing such proceeding, and with respect to the extension of any date on which a balloon payment is due, no later than the date that the special servicer agrees to an extension;

provided that no other Appraisal Trigger Event then exists with respect to the subject mortgage loan.

      The cost of each required appraisal, and any update of that appraisal, will be advanced by the applicable master servicer and will be reimbursable to the applicable master servicer as a servicing advance.

                                       175

COLLECTION ACCOUNTS

      General. Each master servicer will be required to establish and maintain one or more segregated accounts or sub-accounts as a collection account for purposes of holding payments and other collections that it receives with respect to the mortgage loans. That collection account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates.

      The funds held in each master servicer's collection account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the applicable master servicer's collection account will be paid to the applicable master servicer as additional compensation subject to the limitations set forth in the pooling and servicing agreement.

      Deposits. Under the pooling and servicing agreement, each master servicer must deposit or cause to be deposited in its collection account within one business day following receipt of available funds, in the case of payments and other collections on the mortgage loans, or as otherwise required under the pooling and servicing agreement, the following payments and collections received or made by or on behalf of that master servicer with respect to the mortgage pool subsequent to the date of initial issuance of the offered certificates, other than monthly debt service payments due on or before the cut-off date, which monthly debt service payments belong to the related mortgage loan seller:

      o     all payments on account of principal on the mortgage loans, including principal prepayments;

      o     all payments on account of interest on the mortgage loans, including
            Additional Interest and Penalty Interest;

      o     all prepayment premiums, yield maintenance charges and late payment charges collected with respect to the mortgage loans;

      o     all proceeds received under any hazard, flood, title or other insurance policy that provides coverage with respect to a mortgaged real property or the related mortgage loan, and all proceeds received in connection with the condemnation or the taking by right of eminent domain of a mortgaged real property, in each case to the extent not otherwise required to be applied to the restoration of the real property or released to the related borrower;

      o     all amounts received and retained in connection with the liquidation of defaulted mortgage loans by foreclosure or as otherwise contemplated under "--Realization Upon Defaulted Mortgage Loans"
            below;

      o     any amounts paid by the mortgage loan sellers in connection with the repurchase or replacement of a mortgage loan as described under
            "Description of the Mortgage Pool--Repurchases and Substitutions" in
            this prospectus supplement;

      o     any amounts required to be deposited by that master servicer in connection with losses incurred with respect to Permitted
            Investments of funds held in the collection account;

      o     all payments required to be paid by that master servicer or the special servicer with respect to any deductible clause in any blanket insurance policy as described under "Description of the
            Mortgage Pool--Additional Loan and Property Information--Hazard,
            Liability and Other Insurance" in this prospectus supplement;

      o     any amounts required to be transferred from the special servicer's
            REO account;

      o     any amounts representing compensating interest payments in respect of prepayment interest shortfalls as described under "--Servicing and Other Compensation and Payment of Expenses--Prepayment Interest
            Shortfalls" above; and

                                       176

      o     any amount paid by a borrower to cover items for which a servicing advance has been previously made and for which the that master servicer or the trustee, as applicable, has been previously reimbursed out of the collection account.

      Upon receipt of any of the amounts described in the first five bullets and the last bullet of the preceding paragraph with respect to any specially serviced mortgage loan, the special servicer is required to promptly remit these amounts to the applicable master servicer for deposit in that master servicer's collection account.

      Notwithstanding the foregoing, amounts received on any A-Note Trust
Mortgage Loan will be deposited into a separate account or sub-account of the collection account maintained by the applicable master servicer before being transferred to that master servicer's collection account.

      Withdrawals. The master servicers may make withdrawals from their respective collection accounts for any of the following purposes, which are not listed in any order of priority:

      o     to remit to the certificate administrator for deposit in the certificate administrator's distribution account described under
            "Description of the Offered Certificates--Distribution Account" in
            this prospectus supplement, on the business day preceding each distribution date, an aggregate amount of immediately available funds equal to that portion of the Available Distribution Amount
            (calculated without regard to clauses (a)(ii), (a)(v), (b)(ii)(B)
            and (b)(v) of the definition of that term in this prospectus supplement, and exclusive of other amounts received after the end of the related collection period) for the related distribution date then on deposit in the collection account, together with any prepayment premiums, yield maintenance charges and/or Additional
            Interest received on the mortgage loans during the related collection period and, in the case of the final distribution date, any additional amounts which the relevant party is required to pay in connection with the purchase of all the mortgage loans and REO
            Properties, plus any amounts required to be remitted in respect of
            P&I advances;

      o     to reimburse the trustee and itself, in that order, for any unreimbursed P&I advances made by that party (or made by the master servicer under the Wachovia 2007-C30 pooling and servicing agreement with respect to the Peter Cooper Village and Stuyvesant Town Trust
            Mortgage Loan or the master servicer under the MSCI 2005-HQ6 pooling and servicing agreement with respect to the FRIS Chicken Trust
            Mortgage Loan) under the pooling and servicing agreement, which reimbursement is to be made out of late collections of interest (net of related master servicing fees) and principal (net of any related workout fee or principal recovery fee) received in respect of the particular mortgage loan or REO Property as to which the Advance was made; provided that, if such P&I advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such P&I advance will be reimbursed out of general collections of principal as described under "Description of the
            Offered Certificates--Advances of Delinquent Monthly Debt Service
            Payments and Reimbursement of Advances" in this prospectus supplement;

      o     to pay itself earned and unpaid master servicing fees with respect to each mortgage loan, which payment is to be made out of
            collections on that mortgage loan that are allocable as interest or, if that mortgage loan and any related REO Property have been previously liquidated, out of general collections on the other mortgage loans and REO Properties;

      o     to pay the special servicer, out of general collections on the mortgage loans and any REO Properties, earned and unpaid special servicing fees with respect to each mortgage loan that is either--

            1.    a specially serviced mortgage loan; or

            2.    a mortgage loan as to which the related mortgaged real
                  property has become an REO Property;

                                       177

      o     to pay the special servicer earned and unpaid workout fees and principal recovery fees to which it is entitled, which payment is to be made from the sources described under "--Servicing and Other
            Compensation and Payment of Expenses" above;

      o     to reimburse the trustee or the special servicer/itself, in that order (with reimbursements to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), for any unreimbursed servicing advances, first, out of payments made by the borrower that are allocable to such servicing advance, and then, out of liquidation proceeds, insurance proceeds, condemnation proceeds and, if applicable, revenues from REO Properties relating to the mortgage loan in respect of which the servicing advance was made, and then out of general collections; provided that, if such
            Advance remains outstanding after a workout and the borrower continues to be obligated to pay such amounts, such Advance will be reimbursed out of general collections of principal as described under "--Servicing and Other Compensation and Payment of Expenses"
            above and "Description of the Offered Certificates--Advances of
            Delinquent Monthly Debt Service Payments and Reimbursement of
            Advances" in this prospectus supplement;

      o     to reimburse the trustee or the special servicer/itself, in that order (with reimbursements to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), first out of REO Property revenues, liquidation proceeds and insurance and condemnation proceeds received in respect of the mortgage loan relating to the Advance, and then out of general collections on the mortgage loans and any REO Properties, for any unreimbursed Advance made by that party under the pooling and servicing agreement that has been determined not to be ultimately recoverable, together with interest thereon, subject to the limitations set forth in the pooling and servicing agreement and the limitations described under, as applicable, "--Servicing and Other Compensation and Payment of
            Expenses" above and/or "Description of the Offered
            Certificates--Advances of Delinquent Monthly Debt Service Payments
            and Reimbursement of Advances" in this prospectus supplement;

      o     to pay the trustee or the special servicer/itself, in that order
            (with payments to the special servicer and the subject master servicer to be made concurrently on a pro rata basis), unpaid interest on any Advance made by that party under the pooling and servicing agreement, which payment is to be made out of Penalty
            Interest and late payment charges collected on the related mortgage loan during the collection period during which that Advance is reimbursed;

      o     in connection with the reimbursement of Advances as described in the second bullet, the sixth bullet or the seventh bullet under this
            "--Withdrawals" subsection and subject to the limitations described in each of those three bullets, to pay itself, the special servicer or the trustee, as the case may be, out of general collections on the mortgage loans and any REO Properties, any interest accrued and payable on that Advance and not otherwise payable under the preceding bullet;

      o     to pay for costs and expenses incurred by the trust fund in connection with property inspections;

      o     to pay the special servicer or itself any items of additional servicing compensation on deposit in the collection account as discussed under "--Servicing and Other Compensation and Payment of
            Expenses--Additional Servicing Compensation" above;

      o     to pay for the cost of an independent appraiser or other expert in real estate matters, to the extent such cost is not required to be advanced under the pooling and servicing agreement;

      o     to pay itself, the special servicer, any of the mortgage loan sellers, any holder (or, if applicable, beneficial owner) of certificates of the controlling class or any other person, as the case may be, with respect to each mortgage loan, if any, previously purchased by such person pursuant to the pooling and servicing agreement, all amounts received in respect of any such purchased mortgage loan subsequent to the date of purchase;

                                       178

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for costs and expenses incurred by the trust in connection with the remediation of adverse environmental conditions at any mortgaged real property that secures a defaulted mortgage loan;

      o     to pay itself, the special servicer, us, or any of their or our respective members, managers, shareholders, directors, officers, employees and agents, as the case may be, out of general collections on the mortgage loans and any REO Properties, any of the
            reimbursements or indemnities to which we or any of those other persons or entities are entitled as described under "Description of the Governing Documents--Matters Regarding the Master Servicer, the
            Special Servicer, the Manager and Us" in the accompanying base prospectus;

      o     to pay, out of general collections on the mortgage loans and any REO
            Properties, for the costs of various opinions of counsel, the cost of recording the pooling and servicing agreement and expenses properly incurred by the certificate administrator in connection with consulting with the special servicer as to tax matters;

      o     to pay any other items described in this prospectus supplement as being payable from the collection account;

      o     to withdraw amounts deposited in the collection account in error;
            and

      o     to clear and terminate the collection account upon the termination of the pooling and servicing agreement.

      The pooling and servicing agreement will prohibit the application of amounts received on the Non-Trust Loans to cover expenses payable or reimbursable out of general collections with respect to mortgage loans and REO
Properties in the trust that are not related to the related Loan Combination.

      In addition, in general, if at any time a master servicer is entitled to make a payment, reimbursement or remittance from its collection account,

      o     the payment, reimbursement or remittance is permitted or required to be made from any funds on deposit in that master servicer's collection account,

      o     the amounts on deposit in that master servicer's collection account are insufficient to satisfy the payment, reimbursement or
            remittance, and

      o     the amount on deposit in the other master servicer's collection account is sufficient to make such payment, reimbursement or remittance in full or in part,

then the other master servicer must make the payment, reimbursement or remittance from that other master servicer's collection account within a specified number of days following a written request from the first master servicer. The written request must indicate the nature and amount of the payment, reimbursement or remittance and include a certification from the first master servicer that the first master servicer's collection account does not then have funds on deposit that are sufficient for the payment, reimbursement or remittance.

REALIZATION UPON DEFAULTED MORTGAGE LOANS

      Fair Value Call. The pooling and servicing agreement grants to the special servicer and the holder (or, if applicable, the beneficial owner) of the certificates with the largest percentage of voting rights allocated to the controlling class of certificates (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder) a right to purchase from the trust defaulted mortgage loans under the circumstances described below in this "--Fair Value Call" subsection. The defaulted mortgage loans in respect of which this right may be exercised are mortgage loans that have experienced payment defaults similar to the payment defaults that would constitute a Servicing Transfer Event as described in the glossary to this prospectus supplement or mortgage loans as to which the related indebtedness has been accelerated by the applicable master servicer or the special servicer following default. The fair value call option will not apply to the Peter Cooper
Village and

                                       179

Stuyvesant Town Loan Combination or the FRIS Chicken Loan Combination. Instead,
the Wachovia 2007-C30 pooling and servicing agreement provides for a comparable fair value call option for the Peter Cooper Village and Stuyvesant Town Trust
Mortgage Loan, and the MSCI 2005-HQ6 pooling and servicing agreement provides for a comparable fair value call option for the FRIS Chicken Trust Mortgage
Loan, as described below.

      At the time a mortgage loan becomes a defaulted mortgage loan satisfying the criteria described in the preceding paragraph, each of the special servicer and the plurality controlling class certificateholder will have a purchase option (which option will be assignable when the opportunity to exercise it arises) to purchase the defaulted mortgage loan, from the trust fund at an option price generally equal to (i) if the special servicer has not yet determined the fair value of the defaulted mortgage loan, the sum of the unpaid principal balance of that mortgage loan at the time of purchase, together with unpaid and accrued interest on that mortgage loan at its mortgage interest rate, unpaid interest accrued on related Advances, related unreimbursed servicing advances and other related Additional Trust Fund Expenses, including special servicing fees, or (ii) the fair value of the defaulted mortgage loan as determined by the special servicer, if the special servicer has made such fair value determination; provided that if (i) the option is being exercised by an assignee of the special servicer or the plurality controlling class certificateholder that is not affiliated with the special servicer or the plurality controlling class certificateholder, (ii) the assignment of the purchase right or option was made for no material consideration, and (iii) the purchase option is exercised more than 90 days following the making of a fair value determination, the special servicer will be entitled to receive a principal recovery fee. The special servicer will be permitted to change from time to time, its determination of the fair value of a defaulted mortgage loan based upon changed circumstances, new information or otherwise, in accordance with the Servicing Standard; provided, however, that the special servicer will update its determination of the fair value of a defaulted mortgage loan at least once every 90 days; and, provided, further, that absent the special servicer having actual knowledge of a material change in circumstances affecting the value of the related mortgaged real property, the special servicer will not be obligated to update such determination. The purchase option in respect of a defaulted mortgage loan will first belong to the plurality controlling class certificateholder. If the purchase option is not exercised by the plurality controlling class certificateholder or any assignee thereof within 60 days of a fair value determination being made, then the purchase option will belong to the special servicer for 15 days. If the purchase option is not exercised by the special servicer or its assignee within such 15-day period, then the purchase option will revert to the plurality controlling class certificateholder.

      Notwithstanding the foregoing, the holder of a B-Note Non-Trust Loan will have the right to purchase the related A-Note Trust Mortgage Loan from the trust in certain default situations, as described above under "Description of the
Mortgage Pool--The Loan Combinations" in this prospectus supplement. In addition, notwithstanding the discussion in the preceding paragraph, the holders of a mezzanine loan may have the right to purchase the related mortgage loan from the trust if certain defaults on the related mortgage loan occur.

      Unless and until the purchase option with respect to a defaulted mortgage loan is exercised, the special servicer will be required to pursue such other resolution strategies available under the pooling and servicing agreement, including workout and foreclosure consistent with the Servicing Standard, but the special servicer will not be permitted to sell the defaulted mortgage loan other than pursuant to the exercise of the purchase option.

      If not exercised sooner, the purchase option with respect to any defaulted mortgage loan will automatically terminate upon (i) the related borrower's cure of all related defaults on the defaulted mortgage loan, (ii) the acquisition on behalf of the trust fund of title to the related mortgaged real property by foreclosure or deed in lieu of foreclosure or (iii) the modification or pay-off
(full or discounted) of the defaulted mortgage loan in connection with a workout. In addition, the purchase option with respect to a defaulted mortgage loan held by any person will terminate upon the exercise of the purchase option and consummation of the purchase by any other holder of a purchase option.

      If (a) a purchase option is exercised with respect to a defaulted mortgage loan and the person expected to acquire the defaulted mortgage loan pursuant to such exercise is the plurality controlling class certificateholder, the special servicer, or any affiliate of any of them, which means that the purchase option has not been assigned to another unaffiliated person, and (b) the option price is based on the special servicer's determination of the fair value of the defaulted mortgage loan, then the applicable master servicer or, if that master servicer and the special servicer are the same person, the trustee (or a third-party appraiser designated by the applicable master servicer or the trustee, as applicable, at its option, upon whose determination the applicable master servicer or the trustee, as the case may

                                       180

be, may, absent manifest error, conclusively rely) will be required to confirm that the option price (as determined by the special servicer) represents a fair value for the defaulted mortgage loan. The applicable master servicer or the trustee, as applicable, will be entitled to receive, out of the collection account, a fee of $2,500 for the initial confirmation, but not for any subsequent confirmations, of fair value with respect to that mortgage loan. The costs of all appraisals, inspection reports and opinions of value incurred by the applicable master servicer, the special servicer, the trustee or any third-party appraiser in connection with any determination of fair value will be reimbursable to the applicable master servicer, the special servicer or the trustee, as applicable, as servicing advances.

      With respect to the Peter Cooper Village and Stuyvesant Town Loan
Combination, upon the Peter Cooper Village and Stuyvesant Town Loan Combination
becoming defaulted mortgage loans, the controlling class of the Wachovia
2007-C30 securitization will have right to exercise a fair value call option with respect to the entire Peter Cooper Village and Stuyvesant Town Loan
Combination, including the Peter Cooper Village and Stuyvesant Town Trust
Mortgage Loan. If the controlling class of the Wachovia 2007-C30 securitization does not exercise the option, then the controlling class of the series 2007-5 securitization and each other securitization holding a Peter Cooper Village and
Stuyvesant Town A-Note Non-Trust Mortgage Loan will have the right to exercise the fair value call option with respect to the entire Peter Cooper Village and
Stuyvesant Town Loan Combination, in the order of priority based on the size of principal balance of the related notes. If none of the controlling class representatives exercise such option, then the controlling class representative of the series 2007-5 securitization and each other securitization holding a
Peter Cooper Village and Stuyvesant Town A-Note Non-Trust Mortgage Loan will have the right to exercise the fair value call option with respect to its own loan only.

      With respect to the FRIS Chicken Loan Combination, upon the FRIS Chicken
Loan Combination becoming defaulted mortgage loans, any person exercising the fair value call option with respect to the FRIS Chicken A-Note Non-Trust
Mortgage Loan under the MSCI 2005-HQ6 pooling and servicing agreement must also purchase the FRIS Chicken Trust Mortgage Loan.

      Foreclosure and Similar Proceedings. Neither master servicer may institute foreclosure proceedings, exercise any power of sale contained in a mortgage or acquire title to a mortgaged real property. If a default on a mortgage loan has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments, then, subject to the discussion under "--The
Controlling Class Representative and the Loan Combination Controlling Parties"
above, the special servicer may, on behalf of the trust, take any of the following actions:

      o     institute foreclosure proceedings;

      o     exercise any power of sale contained in the related mortgage;

      o     obtain a deed in lieu of foreclosure; or

      o     otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise.

      The special servicer may not acquire title to any mortgaged real property or take any other action with respect to any mortgaged real property that would cause the trustee, for the benefit of the certificateholders (or, if a Loan
Combination is involved, the certificateholders and the holder(s) of the related
B-Note Non-Trust Loan(s)), to be considered to hold title to, to be a
"mortgagee-in-possession" of, or to be an "owner" or an "operator" of the particular mortgaged real property within the meaning of federal environmental laws, unless--

      o     the special servicer has previously received a report prepared by a person who regularly conducts environmental audits, which report will be an expense of the trust; and

      o     either:

            1.    the report indicates that--

                                       181

      o     the particular mortgaged real property is in compliance with applicable environmental laws and regulations; and

      o     there are no circumstances or conditions present at the mortgaged real property that have resulted in any contamination for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable environmental laws and regulations; or

            2.    the special servicer (who may rely conclusively on the report)
                  determines that taking the actions necessary to bring the
                  particular mortgaged real property into compliance with
                  applicable environmental laws and regulations and/or taking any of the other actions contemplated by clause 1. above, is reasonably likely to maximize the recovery to
                  certificateholders (or, if a Loan Combination is involved, the certificateholders and the holder(s) of the related B-Note
                  Non-Trust Loan(s)), taking into account the time value of
                  money.

      If the environmental testing contemplated above establishes that any of the conditions described in clauses 1. and 2. have not been satisfied with respect to any mortgaged real property and there is no breach of a representation or warranty requiring repurchase under the applicable mortgage loan purchase agreement, the special servicer will be required to take such action as is in accordance with the Servicing Standard (other than proceeding against the related mortgaged real property). At such time as it deems appropriate, the special servicer may, on behalf of the trust, release all or a portion of the subject mortgaged real property from the lien of the related mortgage instrument; provided that, if the related mortgage loan has a then outstanding principal balance of greater than $1 million, then prior to the release of all or a portion of the related mortgaged real property, (i) the special servicer shall have notified the rating agencies, the certificate administrator, the trustee, the controlling class representative and the applicable master servicer in writing of its intention to so release all or a portion of such mortgaged real property and the bases for such intention, and
(ii) the certificate administrator shall have notified the certificateholders in writing of the special servicer's intention to so release all or a portion of such mortgaged real property.

      If the trust acquires title to any mortgaged real property, the special servicer, on behalf of the trust, has to sell the particular real property prior to the close of the third calendar year following the calendar year in which that acquisition occurred, subject to limited exceptions as described under
"--REO Properties" below.

      If liquidation proceeds collected with respect to a defaulted mortgage loan are less than the outstanding principal balance of the defaulted mortgage loan, together with accrued interest on and reimbursable expenses incurred by the special servicer and/or the applicable master servicer in connection with the defaulted mortgage loan, then the trust will realize a loss in the amount of the shortfall. The special servicer, the applicable master servicer and/or the trustee will be entitled to payment or reimbursement out of the liquidation proceeds recovered on any defaulted mortgage loan, prior to the payment of the liquidation proceeds to the certificateholders, for--

      o     any and all amounts that represent unpaid servicing fees and additional servicing compensation with respect to the mortgage loan;

      o     unreimbursed (from the related mortgage loan) servicing expenses and
            Advances incurred with respect to the mortgage loan;

      o     any P&I advances made with respect to the mortgage loan that are unreimbursed from that mortgage loan; and

      o     any interest payable (or paid from general collections) to the applicable master servicer and/or special servicer on any expenses and Advances and not reimbursed from that mortgage loan.

      In the event a default has occurred and is continuing and no satisfactory arrangements can be made for collection of delinquent payments with respect to the Peter Cooper Village and Stuyvesant Town Loan Combination or the FRIS
Chicken Loan Combination, the special servicer under the Wachovia 2007-C30 pooling and servicing agreement or the special servicer under the MSCI 2005-HQ6 pooling and servicing agreement, as applicable, will be required to institute foreclosure proceedings, exercise any power of sale contained in the related mortgage, obtain a

                                       182

deed in lieu of foreclosure or otherwise acquire title to the corresponding mortgaged real property, by operation of law or otherwise in accordance with the procedures set forth in the Wachovia 2007-C30 pooling and servicing agreement or the MSCI 2005-HQ6 pooling and servicing agreement, as applicable.

REO PROPERTIES

      If title to any mortgaged real property is acquired by the special servicer on behalf of the trust, the special servicer will be required to sell that property not later than the end of the third calendar year following the year of acquisition, unless--

      o     the IRS grants an extension of time to sell the property; or

      o     the special servicer obtains an opinion of independent counsel generally to the effect that the holding of the property subsequent to the end of the third calendar year following the year in which the acquisition occurred will not result in the imposition of a tax on the trust assets or cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code.

      Regardless of whether the special servicer applies for or is granted an extension of time to sell the property, the special servicer must act in accordance with the Servicing Standard to liquidate the property on a timely basis. If an extension is granted or opinion given, the special servicer must sell the REO Property within the period specified in the extension or opinion.

      The special servicer may be required to retain an independent contractor to operate and manage the REO Property. The retention of an independent contractor will not relieve the special servicer of its obligations with respect to the REO Property.

      In general, the special servicer, or an independent contractor employed by the special servicer at the expense of the trust, will be obligated to operate and manage any REO Property in a manner that:

      o     maintains its status as foreclosure property under the REMIC provisions of the Code; and

      o     is in accordance with the Servicing Standard.

      The special servicer must review the operation of each REO Property and consult with the certificate administrator or any person appointed by the certificate administrator to act as tax administrator to determine the trust's federal income tax reporting position with respect to the income it is anticipated that the trust would derive from the property. The special servicer could determine that it would not be consistent with the Servicing Standard to manage and operate the property in a manner that would avoid the imposition of a tax on net income from foreclosure property, within the meaning of section
857(b)(4)(B) of the Code.

      Generally, net income from foreclosure property means income that does not qualify as "rents from real property" within the meaning of Section 856(c)(3)(A)
of the Code and Treasury regulations thereunder or as income from the sale of such REO Property. "Rents from real property" do not include the portion of any rental based on the net income or gain of any tenant or sub-tenant. No determination has been made whether rent on any of the mortgaged real properties meets this requirement. "Rents from real property" include charges for services customarily furnished or rendered in connection with the rental of real property, whether or not the charges are separately stated. Services furnished to the tenants of a particular building will be considered as customary if, in the geographic market in which the building is located, tenants in buildings which are of similar class are customarily provided with the service. No determination has been made whether the services furnished to the tenants of the mortgaged real properties are "customary" within the meaning of applicable regulations. It is therefore possible that a portion of the rental income with respect to an REO Property would not constitute "rents from real property," or that all of such income would fail to so qualify if a separate charge is not stated for such non-customary services or such services are not performed by an independent contractor. In addition to the foregoing, any net income from a trade or business operated or managed by an independent contractor on an REO
Property owned by REMIC, such as a hotel, will not constitute "rents from real property." Any of the foregoing types of income instead constitute "net income from foreclosure property," which would be taxable to such REMIC at the highest marginal federal corporate rate (currently 35%) and may also be subject to state or local taxes. Any such taxes would be chargeable

                                       183

against the related income for purposes of determining the net proceeds from the
REO Property available for distribution to holders of Certificates. See "Federal
Income Tax Consequences-REMICs" in the accompanying prospectus.

      The special servicer will be required to segregate and hold all funds collected and received in connection with any REO Property separate and apart from its own funds and general assets. If an REO Property is acquired by the trust, the special servicer will be required to establish and maintain an account for the retention of revenues and other proceeds derived from the REO
Property. That REO account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. The special servicer will be required to deposit, or cause to be deposited, in its REO account, following receipt, all net income, insurance proceeds, condemnation proceeds and liquidation proceeds received with respect to each REO Property. The funds held in this REO account may be held as cash or invested in Permitted Investments.
Any interest or other income earned on funds in the special servicer's REO account will be payable to the special servicer, subject to the limitations described in the pooling and servicing agreement.

      The special servicer will be required to withdraw from its REO account funds necessary for the proper operation, management, leasing, maintenance and disposition of any REO Property, but only to the extent of amounts on deposit in the account relating to that particular REO Property. Shortly after the end of each collection period, the special servicer will be required to withdraw from the REO account and deposit, or deliver to the applicable master servicer for deposit, into that master servicer's collection account the total of all amounts received with respect to each REO Property during that collection period, net of--

      o     any withdrawals made out of those amounts as described in the preceding sentence; and

      o     any portion of those amounts that may be retained as reserves as described in the next paragraph.

      The special servicer may, subject to the limitations described in the pooling and servicing agreement, retain in its REO account the portion of the proceeds and collections as may be necessary to maintain a reserve of sufficient funds for the proper operation, management, leasing, maintenance and disposition of the related REO Property, including the creation of a reasonable reserve for repairs, replacements, necessary capital improvements and other related expenses.

      The special servicer will be required to keep and maintain separate records, on a property-by-property basis, for the purpose of accounting for all deposits to, and withdrawals from, its REO account.

      The special servicer with respect to the Wachovia 2007-C30 securitization will be required to administer any REO Property related to the Peter Cooper
Village and Stuyvesant Town Loan Combination in a substantially similar manner pursuant to the Wachovia 2007-C30 pooling and servicing agreement, and the special servicer with respect to the MSCI 2005-HQ6 securitization will be required to administer any REO Property related to the FRIS Chicken Loan
Combination in a substantially similar manner pursuant to the MSCI 2005-HQ6 pooling and servicing agreement.

INSPECTIONS; COLLECTION OF OPERATING INFORMATION

      The special servicer will be required, at the expense of the trust, to inspect or cause an inspection of the corresponding mortgaged real property as soon as practicable after any mortgage loan becomes a specially serviced mortgage loan and annually so long as such mortgage loan is a specially serviced mortgage loan. Beginning in 2007, the applicable master servicer, for each mortgage loan that it is responsible for servicing that is not a specially serviced mortgage loan and does not relate to an REO Property, will be required, at its own expense, to inspect or cause an inspection of the mortgaged real property at least once every calendar year, unless such mortgaged real property has been inspected in such calendar year by the special servicer. The applicable master servicer and the special servicer will each be required to prepare or cause the preparation of a written report of each inspection performed by it that generally describes the condition of the particular real property and that specifies--

      o     any sale, transfer or abandonment of the property of which the subject master servicer or the special servicer, as applicable, is aware; or

                                       184

      o     any change in the property's condition or value of which the subject master servicer or the special servicer, as applicable, is aware and considers to be material; or

      o     any visible waste committed on the property of which the subject master servicer or special servicer, as applicable, is aware and considers to be material.

      The special servicer, in the case of each specially serviced mortgage loan, and the applicable master servicer, in the case of each other mortgage loan, will each be required to use reasonable efforts to collect from the related borrower, the quarterly (if any) and annual operating statements, budgets and rent rolls of the corresponding mortgaged real property. However, there can be no assurance that any operating statements required to be delivered by a borrower will in fact be delivered, nor is the applicable master servicer or the special servicer likely to have any practical means of compelling delivery.

      The special servicer will also be required to cause quarterly and annual operating statements, budgets and rent rolls to be prepared for each REO
Property.

      Each master servicer, with respect to each mortgage loan that it is responsible for servicing, will be required to prepare and maintain an operating statement analysis for each mortgaged real property and each REO Property, as applicable, and copies of such operating statement analyses are to be made available by the applicable master servicer to the certificate administrator, the trustee, the special servicer and/or the controlling class representative upon request or as otherwise provided in the pooling and servicing agreement
(but not more frequently than quarterly).

EVIDENCE AS TO COMPLIANCE

      On or before May 1 of each year, beginning in 2008 (provided that, if any of the following items are required in connection with any filing with the
Securities and Exchange Commission, each master servicer and the special servicer will be required to deliver such items on or before March 15 of each year, beginning in 2008), each master servicer and the special servicer must deliver or cause to be delivered to the certificate administrator and us, among others, the following items:

      o     a report on an assessment of compliance by it with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB, signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, which report will contain
            (a) a statement by the subject master servicer or the special servicer, as the case may be, of its responsibility for assessing compliance with the servicing criteria applicable to it, (b) a statement that the subject master servicer or the special servicer, as the case may be, used the servicing criteria set forth in Item
            1122(d) of Regulation AB to assess compliance with the applicable servicing criteria, (c) the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for the period ending
            December 31st of the preceding calendar year, which discussion must include any material instance of noncompliance with the applicable servicing criteria identified by the subject master servicer or the special servicer, as the case may be, and (d) a statement that a registered public accounting firm has issued an attestation report on the subject master servicer's or the special servicer's, as the case may be, assessment of compliance with the applicable servicing criteria as of and for such period ending December 31st of the preceding calendar year;

      o     as to each report delivered by the subject master servicer or the special servicer as described in the immediately preceding bullet, a report from a registered public accounting firm (made in accordance with the standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board) that attests to, and reports on, the assessment made by the asserting party in the report delivered as described in the immediately preceding bullet; and

      o     a statement signed by an authorized officer of the subject master servicer or the special servicer, as the case may be, to the effect that: (a) a review of the activities of the subject master servicer or the special servicer, as the case may be, during the preceding calendar year (or, if applicable, the portion of such year during which the offered certificates were outstanding) and of its performance

                                       185

            under the pooling and servicing agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, the subject master servicer or special servicer, as the case may be, has fulfilled its material obligations under the pooling and servicing agreement in all material respects throughout the preceding calendar year or portion of that year during which the certificates were outstanding or, if there has been a material default, specifying each material default known to such officer and the nature and status of that default.

      The pooling and servicing agreement will require that: (1) the certificate administrator, the custodian and any party to the pooling and servicing agreement (in addition to the master servicers and special servicer) that is
"participating in the servicing function" (within the meaning of Item 1122 of
Regulation AB) with respect to the mortgage pool, must deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; (2) any party to the pooling and servicing agreement that has retained a sub-servicer, subcontractor or agent that is
"participating in the servicing function" (within the meaning of Item 1122 of
Regulation AB) with respect to the mortgage pool, must cause (or, in the case of a sub-servicer that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer, subcontractor or agent to deliver a separate assessment report and attestation report similar to those described in the first two bullets of the prior paragraph; and (3) (i) the certificate administrator and the custodian must deliver and (ii) any party to the pooling and servicing agreement that has retained a sub-servicer that meets the criteria in Item 1108(a)(2)(i), (ii) or
(iii) of Regulation AB, must cause (or, in the case of a sub-servicer that was servicing a mortgage loan for the related mortgage loan seller prior to the sale of such mortgage loan by such mortgage loan seller to the depositor, must use commercially reasonable efforts to cause) that sub-servicer to deliver, a separate servicer compliance statement similar to that described in the third bullet of the prior paragraph.

EVENTS OF DEFAULT

      Each of the following events, circumstances and conditions will be considered events of default under the pooling and servicing agreement:

      o     any failure by either master servicer to deposit into the collection account any amount required to be so deposited by it under the pooling and servicing agreement, which failure continues unremedied for two business days following the date on which the deposit was required to be made; or

      o     any failure by either master servicer to remit to the certificate administrator for deposit into the distribution account any amount required to be so remitted by it under the pooling and servicing agreement, which failure continues unremedied until 11:00 a.m., New
            York City time, on the business day following the date on which the remittance was required to be made; or

      o     any failure by the special servicer to deposit into the REO account or to deposit into, or to remit to the applicable master servicer for deposit into, the collection account, any amount required to be so deposited or remitted under the pooling and servicing agreement, provided, however, that the failure to deposit or remit such amount will not be an event of default if such failure is remedied within one business day and in any event on or prior to the related P&I advance date; or

      o     a master servicer fails to timely make any servicing advance required to be made by it under the pooling and servicing agreement, and that failure continues unremedied for five business days following the date on which notice has been given to that master servicer by the certificate administrator or the trustee; or

      o     a master servicer or the special servicer fails to observe or perform in any material respect any of its other covenants or agreements under the pooling and servicing agreement, and that failure continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the subject master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by
            certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that (A) with respect to any such failure

                                       186

            (other than a failure described in clause (B) below) that is not curable within such 30-day period, the subject master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the subject master servicer or the special servicer, as the case may be, has commenced to cure such failure within the initial 30-day period and has provided the certificate administrator and any affected B-Note
            Loan Noteholders with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure, or
            (B) in the case of the failure to deliver to the certificate administrator the annual statement of compliance, the annual assessment report and/or the annual attestation report with respect to the subject master servicer or the special servicer, as applicable, pursuant to the pooling and servicing agreement, which is required to be part of or incorporated in a report to be filed with the Securities and Exchange Commission, continues unremedied beyond the second business day after the time (plus any applicable grace period) specified in the pooling and servicing agreement; or

      o     it is determined that there is a breach by either master servicer or the special servicer of any of its representations or warranties contained in the pooling and servicing agreement that materially and adversely affects the interests of any class of certificateholders, and that breach continues unremedied for 30 days after written notice of it, requiring it to be remedied, has been given to the applicable master servicer or the special servicer, as the case may be, by any other party to the pooling and servicing agreement or by certificateholders entitled to not less than 25% of the voting rights for the certificates; provided, however, that with respect to any such breach which is not curable within such 30-day period, the applicable master servicer or the special servicer, as the case may be, will have an additional cure period of 30 days to effect such cure so long as the applicable master servicer or the special servicer, as the case may be, has commenced to cure such breach within the initial 30-day period and has provided the trustee with an officer's certificate certifying that it has diligently pursued, and is continuing to pursue, a full cure; or

      o     a decree or order of a court having jurisdiction in an involuntary case under federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, is entered against a master servicer or the special servicer and the decree or order remains in force for a period of 60 days, provided, however, that the subject master servicer or the special servicer, as appropriate, will have an additional period of 30 days to effect a discharge, dismissal or stay of the decree or order if it commenced the appropriate proceedings to effect such discharge, dismissal or stay within the initial 60-day period; or

      o     a master servicer or the special servicer consents to the
            appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to it or of or relating to all or substantially all of its property; or

      o     a master servicer or the special servicer admits in writing its inability to pay its debts or takes other actions specified in the pooling and servicing agreement indicating its insolvency or inability to pay its obligations; or

      o     any of S&P, Moody's or Fitch has (a) qualified, downgraded or withdrawn any rating then assigned by it to any class of
            certificates, or (b) placed any class of certificates on "watch status" in contemplation of possible rating downgrade or withdrawal
            (and that "watch status" placement has not have been withdrawn by it within 60 days of such placement), and, in either case, cited servicing concerns with a master servicer or the special servicer as the sole or a material factor in such rating action; or

      o     a master servicer or the special servicer is removed from S&P's
            Select Servicer List as a U.S. Commercial Mortgage Master Servicer
            or a U.S. Commercial Mortgage Special Servicer, as applicable, and is not reinstated within 60 days after its removal therefrom; or

                                       187

      o     a master servicer ceases to be rated at least CMS3 by Fitch or the special servicer ceases to be rated at least CSS3 by Fitch and such rating is not restored within 30 days after the subject downgrade or withdrawal.

RIGHTS UPON EVENT OF DEFAULT

      If an event of default described under "--Events of Default" above occurs with respect to the either master servicer or the special servicer and remains unremedied, the trustee will be authorized, and at the direction of either the controlling class representative or the certificateholders entitled to not less than 25% of the voting rights for all the classes of certificates, the trustee will be required, to terminate all of the rights and obligations of the defaulting party under the pooling and servicing agreement and in and to the trust assets other than any rights the defaulting party may have as a certificateholder; provided that the terminated defaulting party will continue to be entitled to receive all amounts due and owing to it in accordance with the terms of the pooling and servicing agreement and will continue to be entitled to the benefit of any provisions for reimbursement or indemnity as and to the extent provided in the pooling and servicing agreement. Upon any termination, the trustee must either:

      o     succeed to all of the responsibilities, duties and liabilities of the applicable master servicer or the special servicer, as the case may be, under the pooling and servicing agreement; or

      o     appoint an established mortgage loan servicing institution to act as successor a successor master servicer or the successor special servicer, as the case may be, provided such successor is reasonably acceptable to the controlling class representative.

      Notwithstanding the foregoing discussion in this "--Rights Upon Event of
Default" section, if a master servicer is terminated under the circumstances described above because of the occurrence of any of the events of default described in the last three bullets under "--Events of Default" above, that master servicer will have the right for a period of approximately 45 days--during which time that master servicer will continue to master service the mortgage loans it is responsible for servicing--to sell its master servicing rights with respect to the mortgage loans it is responsible for servicing to a master servicer whose appointment S&P, Moody's and Fitch have each confirmed will not result in a qualification, downgrade or withdrawal of any of the then-current ratings of the certificates. The terminated master servicer will be responsible for all out-of-pocket expenses incurred in connection with the attempt to sell its rights to master service the mortgage loans, to the extent such expenses are not reimbursed by the replacement servicer.

      Either the controlling class representative or the holders of certificates entitled to a majority of the voting rights for the certificates may require the trustee to appoint an established mortgage loan servicing institution to act as a successor master servicer or as the successor special servicer, as the case may be, rather than have the trustee act as that successor, provided such successor is reasonably acceptable to the controlling class representative. The appointment of a successor special servicer by the trustee is subject to the rights of the controlling class of certificateholders to designate a successor special servicer as described under "--Replacement of the Special Servicer"
above.

      In general, the certificateholders entitled to at least 66?% of the voting rights allocated to each class of certificates affected by any event of default may waive the event of default. However, the events of default described in the first, second, third, tenth or eleventh bullets under "--Events of Default"
above may only be waived by all of the holders of the affected classes of the certificates. Upon any waiver of an event of default, the event of default will cease to exist and will be deemed to have been remedied for every purpose under the pooling and servicing agreement.

ADDITIONAL MATTERS RELATING TO THE TRUSTEE

      The trustee is at all times required to be a corporation, bank, trust company or association organized and doing business under the laws of the U.S.
or any State of the U.S. or the District of Columbia. In addition, the trustee must at all times--

      o     be authorized under those laws to exercise trust powers;

                                       188

      o     with limited exception, have a combined capital and surplus of at least $100,000,000; and

      o     be subject to supervision or examination by a federal or state banking authority.

      If the corporation, bank, trust company or association publishes reports of condition at least annually, in accordance with law or the requirements of the supervising or examining authority, then the combined capital and surplus of the corporation, bank, trust company or association will be deemed to be its combined capital and surplus as described in its most recent published report of condition.

      We, the master servicers, the special servicer and our and their respective affiliates, may from time to time enter into normal banking and trustee relationships with the trustee and its affiliates. The trustee and any of its respective affiliates may hold certificates in their own names. In addition, for purposes of meeting the legal requirements of some local jurisdictions, the master servicer and the trustee acting jointly will have the power to appoint a co-trustee or separate trustee of all or any part of the trust assets. All rights, powers, duties and obligations conferred or imposed upon the trustee will be conferred or imposed upon the trustee and the separate trustee or co-trustee jointly, or in any jurisdiction in which the trustee shall be incompetent or unqualified to perform some acts, singly upon the separate trustee or co-trustee who shall exercise and perform its rights, powers, duties and obligations solely at the direction of the trustee.

                     DESCRIPTION OF THE OFFERED CERTIFICATES

GENERAL

      The certificates will be issued, on or about March 14, 2007, under the pooling and servicing agreement. They will represent the entire beneficial ownership interest of the trust. The assets of the trust will include:

      o     a segregated pool of mortgage loans;

      o     any and all payments under and proceeds of those mortgage loans received after the cut-off date, exclusive of payments of principal, interest and other amounts due on or before that date;

      o     the loan documents for those mortgage loans;

      o     our rights under the mortgage loan purchase agreements between us and the respective mortgage loan sellers;

      o     any REO Properties acquired by the trust with respect to any of those mortgage loans that come into and continue in default;

      o     those funds or assets as from time to time are deposited in the master servicers' collection accounts, the special servicer's REO account, the certificate administrator's distribution account described under "--Distribution Account" below or the certificate administrator's interest reserve account described under "--Interest
            Reserve Account" below; and

      o     the swap agreements relating to the class A-2FL certificates, the class A-3FL certificates, the class A-4FL certificates, the class
            AM-FL certificates and the class AJ-FL certificates, respectively;
            provided, that none of the holders of any offered certificates will have any beneficial interest in any swap agreement.

      Whenever we refer to mortgage loans in this prospectus supplement, we are referring to the mortgage loans that we intend to include in the trust fund, unless the context clearly indicates otherwise.

      The certificates will include the following classes:

      o     the A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C and D classes, which are the classes of certificates that are offered by this prospectus supplement; and

                                       189

      o     the A-2FL, A-3FL, A-4FL, AM-FL, AJ-FL, X, E, F, G, H, J, K, L, M, N,
            P, Q, Y, Z, R-I and R-II classes, which are the classes of certificates that--

            1.    will be retained or privately placed by us; and

            2.    are not offered by this prospectus supplement.

      The trust will also include the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, which will be represented by the class A-2FL, class A-3FL, class A-4FL, class AM-FL and class AJ-FL certificates, respectively, which are not offered by this prospectus supplement.

      The class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, AM, AM-FL,
AJ, AJ-FL, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates are the only certificates that will have principal balances and are sometimes referred to as the principal balance certificates. The principal balance of any of these certificates will represent the total payments of principal to which the holder of the certificate is entitled over time out of payments, or advances in lieu of payments, and other collections on the assets of the trust. Accordingly, on each distribution date, the principal balance of each certificate having a principal balance will be permanently reduced by any payments of principal actually made with respect to that certificate on that distribution date. See "--Payments"
below.

      On any particular distribution date, the principal balance of each class of principal balance certificates may also be reduced, without any corresponding payment, in connection with losses on the mortgage loans and default-related and otherwise unanticipated expenses of the trust. However, in limited circumstances, the total principal balance of a class of principal balance certificates that was previously so reduced without a corresponding payment of principal, may be reinstated (up to the amount of that prior reduction), with past due interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable
Advances or interest thereon that were reimbursed and/or paid in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the Principal Distribution
Amount for that distribution date. See "--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
below.

      The class X certificates will not have principal balances, and the holders of the class X certificates will not be entitled to receive payments of principal. However, each class X certificate will have a notional amount for purposes of calculating the accrual of interest with respect to that certificate.

      The total notional amount of the class X certificates will equal the total principal balance of all the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM, AJ, B, C,
D, E, F, G, H, J, K, L, M, N, P and Q certificates and the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL
REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest outstanding from time to time. The total initial notional amount of the class X certificates will be approximately
$4,417,019,866, although it may be as much as 5% larger or smaller, depending on the actual size of the initial mortgage pool balance.

      In general, principal balances and notional amounts will be reported on a class-by-class basis. In order to determine the principal balance or notional amount of any of your offered certificates from time to time, you may multiply the original principal balance or notional amount of that certificate as of the date of initial issuance of the offered certificates, as specified on the face of that certificate, by the then-applicable certificate factor for the relevant class. The certificate factor for any class of offered certificates, as of any date of determination, will equal a fraction, expressed as a percentage, the numerator of which will be the then outstanding total principal balance or notional amount, as applicable, of that class, and the denominator of which will be the original total principal balance or notional amount, as applicable, of that class. Certificate factors will be reported monthly in the monthly certificate administrator report.

REGISTRATION AND DENOMINATIONS

      General. The offered certificates will be issued in book-entry form in original denominations of $25,000 initial principal balance and in any whole dollar denomination in excess of $25,000.

                                       190

      Each class of offered certificates will initially be represented by one or more certificates registered in the name of Cede & Co., as nominee of The
Depository Trust Company. You will not be entitled to receive an offered certificate issued in fully registered, certificated form, except under the limited circumstances described in the accompanying base prospectus under
"Description of the Certificates--Book-Entry Registration." For so long as any class of offered certificates is held in book-entry form--

      o     all references in this prospectus supplement to actions by holders of those certificates will refer to actions taken by DTC upon instructions received from beneficial owners of those certificates through its participating organizations; and

      o     all references in this prospectus supplement to payments, notices, reports, statements and other information to holders of those certificates will refer to payments, notices, reports and statements to DTC or Cede & Co., as the registered holder of those
            certificates, for payment to beneficial owners of offered
            certificates through its participating organizations in accordance with DTC's procedures.

      The certificate administrator will initially serve as certificate registrar for purposes of providing for the registration of the offered certificates and, if and to the extent physical certificates are issued to the actual beneficial owners of any of the offered certificates, the registration of transfers and exchanges of those certificates.

      DTC, Euroclear and Clearstream. You will hold your certificates through
DTC, in the United States, or Clearstream Banking Luxembourg or Euroclear Bank
S.A./N.V., as operator of the Euroclear System, in Europe, if you are a participating organization of the applicable system, or indirectly through organizations that are participants in the applicable system. Clearstream and
Euroclear will hold omnibus positions on behalf of organizations that are participants in either of these systems, through customers' securities accounts in Clearstream's or Euroclear's names on the books of their respective depositaries. Those depositaries will, in turn, hold those positions in customers' securities accounts in the depositaries' names on the books of DTC.
For a discussion of DTC, Euroclear and Clearstream, see "Description of the
Certificates--Book-Entry Registration--DTC, Euroclear and Clearstream" in the
accompanying base prospectus.

      Transfers between participants in DTC will occur in accordance with DTC's rules. Transfers between participants in Clearstream and Euroclear will occur in accordance with their applicable rules and operating procedures. Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through participants in Clearstream or
Euroclear, on the other, will be accomplished through DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its depositary. See "Description of the Certificates--Book-Entry
Registration--Holding and Transferring Book-Entry Certificates" in the
accompanying base prospectus. For additional information regarding clearance and settlement procedures for the offered certificates and for information with respect to tax documentation procedures relating to the offered certificates, see Annex F hereto.

DISTRIBUTION ACCOUNT

      General. The certificate administrator must establish and maintain an account in which it will hold funds pending their payment on the certificates
(exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest and from which it will make those payments. That distribution account must be maintained in a manner and with a depository institution that satisfies rating agency standards for securitizations similar to the one involving the offered certificates. Funds held in the certificate administrator's distribution account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the certificate administrator's distribution account will be paid to the certificate administrator subject to the limitations set forth in the pooling and servicing agreement.

      Although the certificate administrator may establish and maintain collections of Additional Interest in an account separate from, but comparable to, its distribution account, it is anticipated that, and the discussion in this prospectus supplement assumes that, any collections of Additional Interest will be held as part of a sub-account of the certificate administrator's distribution account.

                                       191

      Deposits. On the business day prior to each distribution date, each master servicer will be required to remit to the certificate administrator for deposit in the distribution account the following funds:

      o     all payments and other collections on the mortgage loans and any REO
            Properties that are then on deposit in the subject master servicer's collection account, exclusive of any portion of those payments and other collections that represents one or more of the following:

            1.    monthly debt service payments due on a due date subsequent to the end of the related collection period;

            2.    payments and other collections received after the end of the related collection period;

            3.    amounts that are payable or reimbursable from the subject
                  master servicer's collection account to any person other than the certificateholders, including--

                  (a)   amounts payable to the subject master servicer or the
                        special servicer as compensation, including master
                        servicing fees, special servicing fees, workout fees,
                        principal recovery fees, assumption fees, modification
                        fees and, to the extent not otherwise applied to cover
                        interest on Advances and/or certain other actual or
                        potential Additional Trust Fund Expenses, Penalty
                        Interest and late payment charges,

                  (b)   amounts payable in reimbursement of outstanding
                        Advances, together with interest on those Advances,

                  (c)   amounts payable with respect to other expenses of the
                        trust, and

                  (d)   amounts payable at the request of the other master
                        servicer as described in the last paragraph under
                        "--Collection Account--Withdrawals" above.

            4.    amounts deposited in the subject master servicer's collection account in error;

      o     any compensating interest payment deposited in the subject master servicer's collection account to cover Prepayment Interest
            Shortfalls incurred with respect to the mortgage loans during the related collection period;

      o     any P&I advances made with respect to that distribution date; and

      o     any amounts paid by the subject master servicer, the special servicer or the plurality controlling class certificateholder to purchase all the mortgage loans and any REO Properties (minus certain required deductions) in connection with the termination of the trust as contemplated under "Description of the Offered
            Certificates--Termination" in this prospectus supplement.

      See "--Advances of Delinquent Monthly Debt Service Payments and
Reimbursement of Advances" below and "Servicing of the Mortgage
Loans--Collection Account" and "--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement.

      With respect to each distribution date that occurs during March, commencing in March 2008, the certificate administrator will be required to transfer from its interest reserve account, which we describe under "--Interest
Reserve Account" below, to the distribution account the interest reserve amounts that are then being held in that interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360 Basis.

      Withdrawals. The certificate administrator may from time to time make withdrawals from its distribution account for any of the following purposes:

      o     to pay itself, the custodian and the trustee a monthly fee which is described under "--Trust Administration Compensation" above and any interest or other income earned on funds in the distribution account;

                                       192

      o     to indemnify the trustee and various related persons, as described under "Description of the Governing Documents--Matters Regarding the
            Trustee" in the accompanying base prospectus;

      o     to indemnify itself and the custodian and any corresponding related persons similar to those described in preceding bullet;

      o     to pay for any opinions of counsel required to be obtained in connection with any amendments to the pooling and servicing agreement and certain other opinions of counsel provided for in the pooling and servicing agreement;

      o     to pay any federal, state and local taxes imposed on the trust, its assets and/or transactions, together with all incidental costs and expenses, that are required to be borne by the trust as described under "Federal Income Tax Consequences--Taxation of Owners of REMIC
            Residual Certificates--Prohibited Transactions Tax and Other Taxes"
            in the accompanying base prospectus and "Servicing of the Mortgage
            Loans--REO Properties" in this prospectus supplement;

      o     to pay any separate tax administrator any amounts reimbursable to it;

      o     to transfer from its distribution account to its interest reserve account interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis, as and when described under "--Interest Reserve Account" below;

      o     to pay to either master servicer any amounts deposited by such master servicer in the distribution account not required to be deposited therein; and

      o     to clear and terminate the distribution account at the termination of the pooling and servicing agreement.

      On each distribution date, all amounts on deposit in the certificate administrator's distribution account, exclusive of any portion of those amounts that are to be withdrawn for the purposes contemplated in the foregoing paragraph, will be withdrawn and applied to make payments on the certificates
(exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL, and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest. For any distribution date, those funds will consist of four separate components--

      o     the portion of those funds that represent prepayment consideration collected on the mortgage loans as a result of voluntary or involuntary prepayments that occurred during the related collection period, which will be paid to the holders of certain classes of certificates as described under "--Payments--Payments of Prepayment
            Premiums and Yield Maintenance Charges" below;

      o     the portion of those funds that represent Additional Interest collected on the Converting Loans during the related collection period, which will be paid to the holders of the class Y
            certificates as described under "--Payments--Payments of Additional
            Interest" below;

      o     the portion of those funds that represent Additional Interest collected on the ARD Loans during the related collection period, which will be paid to the holders of the class Z certificates as described under "--Payments--Payments of Additional Interest" below;
            and

      o     the remaining portion of those funds, which--

            1.    we refer to as the Available Distribution Amount; and

                                       193

            2.    will be paid to the holders of all the certificates, other than the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL
                  certificates, and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
                  REMIC II regular interest and the class AJ-FL REMIC II regular interest, as described under "--Payments--Priority of
                  Payments" below.

INTEREST RESERVE ACCOUNT

      The certificate administrator must maintain an account in which it will hold the interest reserve amounts described in the next paragraph with respect to those mortgage loans that accrue interest on an Actual/360 Basis. That interest reserve account must be maintained in a manner and with a depository that satisfies rating agency standards for similar securitizations as the one involving the offered certificates. The interest reserve account may be a sub-account of the distribution account, but for purposes of the discussion in this prospectus supplement it is presented as if it were a separate account.
Funds held in the certificate administrator's interest reserve account may be held as cash or invested in Permitted Investments. Any interest or other income earned on funds in the certificate administrator's interest reserve account will be paid to the certificate administrator subject to the limitations set forth in the pooling and servicing agreement.

      During January, except in a leap year, and February of each calendar year, beginning in 2008, the certificate administrator will, on or before the distribution date in that month (unless such distribution date is the final distribution date), withdraw from the distribution account and deposit in its interest reserve account the interest reserve amounts with respect to those mortgage loans that accrue interest on an Actual/360 Basis and for which the monthly debt service payment due in that month was either received or advanced.
That interest reserve amount for each of those mortgage loans will generally equal one day's interest (exclusive of Penalty Interest and Additional Interest and net of any master servicing fees and trust administration fees payable therefrom) accrued on the Stated Principal Balance of the subject mortgage loan as of the end of the related collection period.

      During March of each calendar year, beginning in 2008 (or February, if the related distribution date is the final distribution date), the certificate administrator will, on or before the distribution date in that month, withdraw from its interest reserve account and deposit in the distribution account any and all interest reserve amounts then on deposit in the interest reserve account with respect to those mortgage loans that accrue interest on an Actual/360
Basis. All interest reserve amounts that are so transferred from the interest reserve account to the distribution account will be included in the Available
Distribution Amount for the distribution date during the month of transfer.

FLOATING RATE ACCOUNT

      The certificate administrator, on behalf of the holders of the class
A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates, will be required to establish and maintain an account in which it will hold funds pending their distribution on the class A-2FL, A-3FL, A-4FL, AM-FL and/or AJ-FL certificates or to the swap counterparty and from which it will make those distributions. No holder of any class of offered certificates will have any beneficial interest in any such floating rate account.

                                      194

FEES AND EXPENSES

      The following summarizes the related fees and expenses to be paid from the assets of the trust fund and the recipient, general purpose, source and frequency of payments for those fees and expenses:

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

Fees

Master Servicing Fee /         The master servicers will earn       Compensation     First, out of collections of          Monthly
   Master Servicers            a master servicing fee with                           interest with respect to the
                               respect to each and every                             subject mortgage loan and then,
                               mortgage loan in the trust,                           if the subject mortgage loan
                               including each specially                              and any related REO Property
                               serviced mortgage loan, if any,                       has been liquidated, out of
                               and each mortgage loan, if any,                       general collections on deposit
                               as to which the corresponding                         in the collection account.
                               mortgaged real property has
                               become an REO Property. With
                               respect to each mortgage loan,
                               the master servicing fee will:
                               (1) generally be calculated for
                               the same number of days and on
                               the same principal amount as
                               interest accrues or is deemed
                               to accrue on that mortgage
                               loan; and (2) accrue at an
                               annual rate that ranges from
                               0.02000% to 0.11000% per
                               annum. Master servicing fees
                               with respect to any mortgage
                               loan will include the primary
                               servicing fees payable by the
                               applicable master servicer to
                               any sub-servicer with respect
                               to that mortgage loan.

Additional Master Servicing    Prepayment Interest Excesses         Compensation     Interest payments made by the      Time to time
   Compensation / Master       collected on mortgage loans                           related borrower intended to
   Servicers                   that are the subject of a                             cover interest accrued on the
                               principal prepayment in full or                       subject principal prepayment
                               in part after their respective                        with respect to the subject
                               due dates in any collection                           mortgage loan during the period
                               period;                                               from and after the related due
                                                                                     date.

                               All interest and investment          Compensation     Interest and investment income        Monthly
                               income earned on amounts on                           related to the subject accounts
                               deposit in accounts maintained                        (net of investment losses).
                               by the master servicers, to the
                               extent not otherwise payable to
                               the borrowers;

                                       195

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

                               On performing mortgage loans,        Compensation     Payments of late payment           Time to time
                               late payment charges and                              charges and default interest
                               default interest actually                             made by borrowers with respect
                               collected with respect to the                         to the mortgage loans.
                               subject mortgage loan during
                               any collection period, but only
                               to the extent not otherwise
                               allocable to pay the following
                               items with respect to the
                               subject mortgage loan: (i)
                               interest on advances; or (ii)
                               Additional Trust Fund Expenses
                               currently payable or previously
                               paid with respect to the
                               subject mortgage loan or
                               mortgaged real property from
                               collections on the mortgage
                               pool and not previously
                               reimbursed; and

                               100%--or, if the consent of the      Compensation     Payments of the applicable         Time to time
                               special servicer is required                          fee(s) made by the borrower
                               with respect to the subject                           under the subject mortgage loan.
                               action, 50%--of each assumption
                               application fee, assumption
                               fee, modification fee,
                               extension fee other similar fee
                               or fees paid in connection with
                               a defeasance of a mortgage loan
                               that is actually paid by a
                               borrower in connection with the
                               related action.

Special Servicing Fee /        The special servicer will earn       Compensation     Out of general collections on         Monthly
   Special Servicer            a special servicing fee with                          all the mortgage loans and any
                               respect to each mortgage loan                         REO Properties in the trust on
                               that is being specially                               deposit in the master
                               serviced or as to which the                           servicers' collection accounts.
                               corresponding mortgaged real
                               property has become an REO
                               Property. With respect to each
                               such mortgage loan described in
                               the preceding sentence, the
                               special servicing fee will: (a)
                               accrue for the same number of
                               days and on the same principal
                               amount as interest accrues or
                               is deemed to accrue from time
                               to time on that mortgage loan;
                               (b) accrue at a special
                               servicing fee rate of 0.25% per
                               annum; and (c) be payable
                               monthly from general
                               collections on the mortgage
                               pool.

                                       196

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

Workout Fee / Special          The special servicer will, in        Compensation     Out of each collection of          Time to time
   Servicer                    general, be entitled to receive                       interest (other than default
                               a workout fee with respect to                         interest) and principal
                               each specially serviced                               received on the subject
                               mortgage loan that it                                 mortgage loan.
                               successfully works out. The
                               workout fee will be payable out
                               of, and will be calculated by
                               application of a workout fee
                               rate of 1.0% to, each
                               collection of interest and
                               principal received on the
                               subject mortgage loan for so
                               long as it is not returned to
                               special servicing by reason of
                               an actual or reasonably
                               foreseeable default.

Principal Recovery Fee /       Subject to the exceptions            Compensation     Out of the full, partial or        Time to time
   Special Servicer            described under "The Pooling                          discounted payoff obtained from
                               and Servicing                                         the related borrower and/or
                               Agreement--Servicing and Other                        liquidation proceeds (exclusive
                               Compensation and Payment of                           of any portion of that payment
                               Expenses--Principal Special                           or proceeds that represents a
                               Servicing Compensation--The                           recovery of default interest)
                               Principal Recovery Fee" in this                       in respect of the related
                               prospectus supplement, the                            specially serviced mortgage
                               special servicer will, in                             loan or related REO Property,
                               general, be entitled to receive                       as the case may be.
                               a principal recovery fee with
                               respect to: (a) each specially
                               serviced mortgage loan--or any
                               replacement mortgage loan
                               substituted for it--as to which
                               the special servicer obtains a
                               full or discounted payoff from
                               the related borrower; and (b)
                               any specially serviced mortgage
                               loan or REO Property as to
                               which the special servicer
                               receives any liquidation
                               proceeds, sale proceeds,
                               insurance proceeds or
                               condemnation proceeds.  As to
                               each such specially serviced
                               mortgage loan or foreclosure
                               property, the principal
                               recovery fee will be payable
                               from, and will be calculated by
                               application of a principal
                               recovery fee rate of 1.0% to,
                               the related payment or proceeds.

Additional Special Servicing   All interest and investment          Compensation     Interest and investment income        Monthly
   Compensation / Special      income earned on amounts on                           related to the subject accounts
   Servicer                    deposit in accounts maintained                        (net of investment losses).
                               by the special servicer;

                                       197

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

                               On specially serviced mortgage       Compensation     Payments of late payment           Time to time
                               loans, late payment charges and                       charges and default interest
                               default interest actually                             made by borrowers in respect of
                               collected with respect to the                         the mortgage loans.
                               subject mortgage loan during
                               any collection period, but only
                               to the extent not otherwise
                               allocable to pay the following
                               items with respect to the
                               subject mortgage loan: (i)
                               interest on advances; or (ii)
                               additional trust fund expenses
                               currently payable or previously
                               paid with respect to the
                               subject mortgage loan or
                               mortgaged real property from
                               collections on the mortgage
                               pool and not previously
                               reimbursed;

                               With respect to any specially        Compensation     Payments of the applicable         Time to time
                               serviced mortgage loan, 100% of                       fee(s) made by the borrower
                               assumption fees or modification                       under the subject mortgage loan.
                               fee actually paid by a borrower
                               with respect to any assumption
                               or modification; and

                               With respect to any performing       Compensation     Payments of the applicable         Time to time
                               mortgage loan, if the consent                         fee(s) made by the borrower
                               of the special servicer is                            under the subject mortgage loan.
                               required with respect to the
                               subject action, 50% of
                               assumption fees, assumption
                               application fees, modification
                               fees and other fees actually
                               paid by a borrower with respect
                               to any assumption,
                               modification or other agreement
                               entered into by the applicable
                               master servicer.

Trust Administration Fee /     The trust administration fee,        Compensation     General collections on the            Monthly
   Trustee, Certificate        for any distribution date, will                       mortgage loans and any REO
   Administrator and           equal one month's interest at                         Properties on deposit in the
   Custodian                   0.00051% per annum with respect                       master servicers' collection
                               to each and every mortgage loan                       accounts and/or the certificate
                               in the trust, including each                          administrator's distribution
                               specially serviced mortgage                           account.
                               loan, if any, and each mortgage
                               loan, if any, as to which the
                               corresponding mortgaged real
                               property has become an REO
                               Property.

Additional Trust               All interest and investment          Compensation     Interest and investment income        Monthly
   Administration              income earned on amounts on                           related to the subject account
   Compensation /              deposit in accounts maintained                        (net of investment losses).
   Certificate Administrator   by the certificate
                               administrator.

                                       198

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

EXPENSES

Servicing Advances /           To the extent of funds             Reimbursement of   Amounts on deposit in the          Time to time
   Trustee, Master Servicers   available, the amount of any           expenses       applicable master servicer's
   or Special Servicer         servicing advances.(1)                                collection account that
                                                                                     represent (a) payments made by
                                                                                     the related borrower to cover
                                                                                     the item for which such
                                                                                     servicing advance was made or
                                                                                     (b) liquidation proceeds,
                                                                                     condemnation proceeds,
                                                                                     insurance proceeds and, if
                                                                                     applicable, REO revenues (in
                                                                                     each case, if applicable, net
                                                                                     of any principal recovery fee
                                                                                     or workout fee payable
                                                                                     therefrom) received in respect
                                                                                     of the particular mortgage loan
                                                                                     or related REO Property,
                                                                                     provided that if the applicable
                                                                                     master servicer, special
                                                                                     servicer or trustee determines
                                                                                     that a servicing advance is not
                                                                                     recoverable out of collections
                                                                                     on the related underlying
                                                                                     mortgage loan, then out of
                                                                                     general collections on the
                                                                                     mortgage loans and any REO
                                                                                     Properties in the trust on
                                                                                     deposit in the applicable
                                                                                     master servicer's collection
                                                                                     account or, if funds in that
                                                                                     master servicer's collection
                                                                                     account are insufficient, the
                                                                                     other master servicer's
                                                                                     collection account.

Interest on servicing          At a rate per annum equal to a       Payment of       First, out of default interest     Time to time
   advances / Master           published prime rate, accrued       interest on       and late payment charges on the
   Servicers, Special          on the amount of each                Servicing        related mortgage loan and then,
   Servicer or Trustee         outstanding servicing                 Advances        after or at the same time that
                               advance.(2)                                           advance is reimbursed, out of
                                                                                     any other amounts then on
                                                                                     deposit in the applicable
                                                                                     master servicer's collection
                                                                                     account or, if funds in that
                                                                                     master servicer's collection
                                                                                     account are insufficient, the
                                                                                     other master servicer's
                                                                                     collection account.

                                       199

      TYPE / RECIPIENT                     AMOUNT                 GENERAL PURPOSE                 SOURCE                 FREQUENCY
----------------------------   --------------------------------   ----------------   --------------------------------   ------------

P&I Advances /                 To the extent of funds             Reimbursement of   Amounts on deposit in the          Time to time
   Master Servicer and         available, the amount of any         P&I Advances     applicable master servicer's
   Trustee                     P&I advances.(1)                      made with       collection account that
                                                                   respect to the    represent late collections of
                                                                   mortgage pool     interest and principal (net of
                                                                                     related master servicing,
                                                                                     workout and principal recovery
                                                                                     fees) received in respect of
                                                                                     the related mortgage loans or
                                                                                     REO Property as to which such
                                                                                     P&I advance was made, provided
                                                                                     that if the applicable master
                                                                                     servicer or trustee determines
                                                                                     that a P&I advance is not
                                                                                     recoverable out of collections
                                                                                     on the related underlying
                                                                                     mortgage loan, then out of
                                                                                     general collections on the
                                                                                     mortgage loans and any REO
                                                                                     Properties in the trust on
                                                                                     deposit in the applicable
                                                                                     master servicer's collection
                                                                                     account or, if funds in that
                                                                                     master servicer's collection
                                                                                     account are insufficient, the
                                                                                     other master servicer's
                                                                                     collection account.

Interest on P&I Advances /     At a rate per annum equal to a        Payment of      First, out of default interest     Time to time
   Master Servicers and        published prime rate, accrued      interest on P&I    and late payment charges on the
   Trustee                     on the amount of each                  advances       related mortgage loan and then,
                               outstanding P&I advance.(2)                           after or at the same time that
                                                                                     advance is reimbursed, out of
                                                                                     any other amounts then on
                                                                                     deposit in the applicable
                                                                                     master servicer's collection
                                                                                     account or, if funds in that
                                                                                     master servicer's collection
                                                                                     account are insufficient, the
                                                                                     other master servicer's
                                                                                     collection account.

Indemnification Expenses/      Amount to which such party is      Indemnification    General collections on the         Time to time
   Trustee, Custodian and      entitled to indemnification                           mortgage loans and any REO
   Certificate Administrator   under the pooling and servicing                       Properties on deposit in the
   and any director,           agreement.(3)                                         applicable master servicer's
   officer, employee or                                                              collection account or, if funds
   agent of the Trustee,                                                             in that master servicer's
   Custodian or the                                                                  collection account are
   Certificate                                                                       insufficient, the other master
   Administrator; Depositor,                                                         servicer's collection account
   Master Servicers or                                                               and/or the certificate
   Special Servicer and any                                                          administrator's distribution
   director, officer,                                                                account.
   employee or agent of
   Depositor, either Master
   Servicer or the Special
   Servicer

_________________________________________
(1)   Reimbursable out of collections on the related mortgage loan, except that:
      (a) advances that are determined not to be recoverable out of related collections will be reimbursable first out of general collections of principal on the mortgage pool and then out of other general collections on the mortgage pool; and (b) advances that remain outstanding after a specially serviced mortgage loan has been worked out and the servicing of that mortgage loan has been returned to the applicable master servicer may be reimbursable out of general collections of principal on the mortgage pool.

                                       200

(2)   Payable out of late payment charges and/or default interest on the related mortgage loan or, in connection with or after reimbursement of the related advance, out of general collections on the mortgage pool, although in some cases interest on advances may be payable first or solely out of general collections of principal on the mortgage pool.

(3)   Payable out of general collections on the mortgage pool. In general, none of the above specified persons are entitled to indemnification for (1) any liability specifically required to be borne thereby pursuant to the terms of the pooling and servicing agreement, or (2) any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of, or the negligent disregard of, such party's obligations and duties under the pooling and servicing agreement, or as may arise from a breach of any representation or warranty of such party made in the pooling and servicing agreement.

                                       201

CALCULATION OF PASS-THROUGH RATES

      The pass-through rates for the class     certificates will, in the case of
each of these classes, be fixed at the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of
Prospectus Supplement--Overview of the Series 2007-5 Certificates" in this prospectus supplement.

      The pass-through rates for the class     certificates will, in the case of
each of these classes, with respect to any interest accrued period, equal the lesser of (a) the Weighted Average Net Mortgage Rate for the related distribution date and (b) the rate per annum identified as the initial pass-through rate for the subject class in the table under "Summary of
Prospectus Supplement--Overview of the Series 2007-5 Certificates" in this prospectus supplement.

      The pass-through rate for the class     certificates will, in the case of
each of these classes, be a variable rate that, with respect to any interest accrual period, is equal the Weighted Average Net Mortgage Rate for the related
distribution date minus, in the case of the class     certificates, a class
margin. That class margin will be     % in the case of the class
certificates,      % in the case of the class     certificates and     % in the
case of the class     certificates.

      For so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, the pass-through rates applicable to the class A-2FL, class A-3FL, class A-4FL, class AM-FL and class AJ-FL certificates will be floating rates based on LIBOR.
However, the pass-through rate with respect to the class A-2FL, A-3FL, A-4FL,
AM-FL or AJ-FL certificates may be effectively reduced as a result of shortfalls allocated to the corresponding REMIC II regular interest. In addition, if there is a continuing payment default under the related swap agreement, or if the related swap agreement is terminated and a replacement swap agreement is not obtained, then the pass-through rate with respect to the class A-2FL certificates, the class A-3FL certificates, the class A-4FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable, will convert to a per annum rate equal to the pass-through rate on the corresponding
REMIC II regular interest, and accordingly the interest accrual period and interest accrual basis for that class of certificates will convert to those of the corresponding REMIC II regular interest.

      The term "LIBOR" means, with respect to the class A-2FL, A-3FL, A-4FL,
AM-FL and AJ-FL certificates and each interest accrual period for those certificates, the rate for deposits in U.S. Dollars, for a period equal to one month, which appears on the Dow Jones Market Service (formerly Telerate) Page
3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If that rate does not appear on Dow Jones Market Service Page 3750, LIBOR for that interest accrual period will be determined on the basis of the rates at which deposits in U.S. Dollars are offered by any five major reference banks in the
London interbank market selected by the calculation agent under each swap agreement to provide that bank's offered quotation of such rates at approximately 11:00 a.m., London time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month, commencing on the first day of the subject interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will request the principal London office of any five major reference banks in the London interbank market selected by the calculation agent to provide a quotation of those rates, as offered by each such bank. If at least two such quotations are provided, LIBOR for that interest accrual period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, LIBOR for that interest accrual period will be the arithmetic mean of the rates quoted by major banks in New York City selected by the calculation agent under each swap agreement, at approximately 11:00 a.m., New York City time, on the related LIBOR Determination Date with respect to the subject interest accrual period for loans in U.S. Dollars to leading European banks for a period equal to one month, commencing on the LIBOR Determination Date with respect to such interest accrual period and in an amount that is representative for a single such transaction in the relevant market at the relevant time. The calculation agent under each swap agreement will determine LIBOR for each interest accrual period and the determination of LIBOR by the calculation agent will be binding absent manifest error.

      The "LIBOR Determination Date" for the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates is (i) with respect to the initial interest accrual period, the date that is two LIBOR business days prior to the date of initial issuance of the certificates, and (ii) with respect to each applicable interest accrual period thereafter, the date that is two LIBOR Business Days prior to the commencement of the subject interest accrual period. A "LIBOR

                                       202

Business Day" is any day on which commercial banks are open for general business
(including dealings in foreign exchange and foreign currency deposits) in
London, England and/or New York, New York.

      The pass-through rate for the class X certificates for any interest accrual period will equal the weighted average of the respective strip rates, which we refer to as class X strip rates, at which interest accrues during that interest accrual period on the respective components of the total notional amount of the class X certificates outstanding immediately prior to the related distribution date, with the relevant weighting to be done based upon the relative sizes of those components. Each of those components will be comprised of the total principal balance of one of the respective classes of the principal balance certificates. The total principal balance of each class of principal balance certificates (other than the class A-2FL, class A-3FL, class A-4FL, class AM-FL and class AJ-FL certificates) or REMIC II regular interests will constitute a separate component of the total notional amount of the class X certificates.

      For purposes of accruing interest on the class X certificates during any interest accrual period, the applicable class X strip rate with respect to any component of the total notional amount of the class X certificates for that interest accrual period will equal the excess, if any, of (a) the Weighted
Average Net Mortgage Rate for the related distribution date, over (b) the pass-through rate in effect during such interest accrual period for the class of principal balance certificates whose principal balance makes up such component.

      The class Y, Z, R-I and R-II certificates will not be interest-bearing and, therefore, will not have pass-through rates.

PAYMENTS

      General. On each distribution date, the certificate administrator will, to the extent of available funds, make all payments required to be made on the certificates on that date to the holders of record as of the close of business on the last business day of the calendar month preceding the month in which those payments are to occur. The final payment of principal and/or interest on any offered certificate, however, will be made only upon presentation and surrender of that certificate at the offices of the certificate registrar or such other location to be specified in a notice of the pendency of that final payment.

      In order for a certificateholder to receive payments by wire transfer on and after any particular distribution date, that certificateholder must provide the certificate administrator with written wiring instructions no later than five business days prior to the last business day of the calendar month preceding the month in which that distribution date occurs. Otherwise, that certificateholder will receive its payments by check mailed to it.

      Cede & Co. will be the registered holder of your offered certificates, and you will receive payments on your offered certificates through DTC and its participating organizations, until physical certificates are issued to the actual beneficial owners. See "--Registration and Denominations" above.

      Payments of Interest. All of the classes of the certificates except for the class Y, Z, R-I and R-II certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL
REMIC II regular interest, will bear interest based upon:

      o     the pass-through rate with respect to that particular class of certificates, the class A-2FL REMIC II regular interest, the class
            A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class
            AJ-FL REMIC II regular interest, as the case may be, for that interest accrual period;

      o     the total principal balance or notional amount, as the case may be, of that particular class of certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest, and the class AJ-FL REMIC II regular interest, as the case may be, outstanding immediately prior to the related distribution date; and

                                       203

      o     the assumption that each year consists of twelve 30-day months (or, in the case of each of the class A-2FL, A-3FL, A-4FL, AM-FL and
            AJ-FL certificates, for so long as the related swap agreement is in effect and there is no continuing payment default thereunder on the part of the swap counterparty, based on the actual number of days in that interest accrual period and the assumption that each year consists of 360 days). In addition, if the pass-through rate of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest for any interest accrual period is limited by the
            Weighted Average Net Mortgage Rate, then the amount by which the interest distributable with respect to that REMIC II regular interest is reduced as a result of that limitation will result in a corresponding reduction to the amount of interest payable by the swap counterparty with respect to the related distribution date and therefore a corresponding reduction to the amount of interest distributable with respect to the class A-2FL certificates, the class A-3FL certificates, the class A-4FL certificates, the class
            AM-FL certificates or the class AJ-FL certificates, as applicable, on that distribution date.

      On each distribution date, subject to available funds and the priorities of payment described under "--Payments--Priority of Payments" below, the total amount of interest payable to the holders of each interest-bearing class of the certificates (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates) and with respect to each of the class A-2FL REMIC II regular interest, A-3FL REMIC II regular interest, A-4FL REMIC II regular interest,
AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest will include the total amount of interest accrued during the related interest accrual period with respect to that class of certificates or that REMIC II regular interest, as the case may be, reduced (except in the case of the class X certificates) by the portion of any Net Aggregate Prepayment Interest Shortfall for that distribution date allocable to the subject class of certificates.

      The portion of the Net Aggregate Prepayment Interest Shortfall for any
distribution date that is allocable to any class of principal balance certificates will equal the product of:

      o     the amount of that Net Aggregate Prepayment Interest Shortfall for that distribution date (less the amount allocated to the applicable class of certificates as specified in the following paragraph)
            multiplied by

      o     a fraction, the numerator of which is the total amount of interest accrued during the related interest accrual period with respect to the subject class of principal balance certificates or the subject
            REMIC II regular interest, as the case may be, and the denominator of which is the total amount of interest accrued during the related interest accrual period with respect to all of the interest bearing classes of certificates (exclusive of the class A-2FL, A-3FL, A-4FL,
            AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A4-FL
            REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest.

      If the holders of any interest-bearing class of the certificates do not receive all of the interest to which they or it, as applicable, are/is entitled on any distribution date, then they or it, as applicable, will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments"
below.

      Although Net Aggregate Prepayment Interest Shortfalls will not be allocated directly to the class A-2FL, A-3FL, A-4FL, AM-FL or AJ-FL certificates, any such shortfalls allocated to the corresponding REMIC II regular interest will result in a dollar-for-dollar reduction in the interest distributable on the class A-2FL, A-3FL, A-4FL, AM-FL or AJ-FL certificates, as the case may be. Any distributions of interest allocated to the class A-2FL
REMIC II regular interest, the class A-3FL REMIC II regular interest, the class
A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest, will be deposited in the certificate administrator's floating rate account and will thereafter be distributed to the holders of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates, as applicable, and/or the swap counterparty, as applicable.

      If the holders of any interest-bearing class of the certificates (other than the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates) or the grantor trust with respect to the class A-2FL REMIC II regular interest, the

                                       204

class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest do not receive all of the interest to which they are entitled on any distribution date, then they will continue to be entitled to receive the unpaid portion of that interest on future distribution dates, subject to the available funds for those future distribution dates and the priorities of payment described under "--Payments--Priority of Payments" below. However, no interest will accrue on any of that unpaid interest, and a portion of any past due interest payable with respect to each of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL
REMIC II regular interest may be payable to the swap counterparty.

      Payments of Principal. In general, subject to available funds and the priority of payments described under "--Payments--Priority of Payments" below, the total distributions of principal to be made with respect to the principal balance certificates (other than the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
REMIC II regular interest and the class AJ-FL REMIC II regular interest, on any given distribution date will equal the Principal Distribution Amount for that distribution date, and the total distributions of principal to be made with respect to any particular class of principal balance certificates on any given distribution date will equal the portion of the Principal Distribution Amount for that distribution date that is allocable to that particular class of principal balance certificates. So long as the class A-4 and A-4FL certificates, on the one hand, and class A-1A certificates, on the other hand, remain outstanding, however, except as otherwise set forth below, the Principal
Distribution Amount for each distribution date will be calculated on a loan group-by-loan group basis. On each distribution date after the total principal balance of either the class A-4 and A-4FL certificates on the one hand, or the class A-1A certificates, on the other hand, has been reduced to zero, a single
Principal Distribution Amount will be calculated in the aggregate for both loan groups.

      As indicated in the definition of "Principal Distribution Amount" in the glossary to this prospectus supplement, the Principal Distribution Amount for any distribution date will generally be:

      o     reduced by any Nonrecoverable Advance, with interest thereon, or any
            Workout-Delayed Reimbursement Amount with respect to any mortgage loan (or, in the case of a servicing advance, the related Loan
            Combination) that is reimbursed out of general collections of principal on the mortgage pool received during the related collection period; and

      o     increased by any items recovered during the related collection period that previously constituted a Nonrecoverable Advance or interest thereon or a Workout-Delayed Reimbursement Amount that was reimbursed out of general collections of principal on the mortgage pool during a prior collection period.

      If any Nonrecoverable Advance, with interest thereon, or Workout-Delayed
Reimbursement Amount with respect to a mortgage loan is reimbursed out of general collections of principal on the mortgage pool, then any corresponding reduction in the Principal Distribution Amount for the relevant distribution date, as contemplated by the first bullet of the prior paragraph, will generally result first in a reduction in the portion of such Principal Distribution Amount attributable to the loan group that includes the subject mortgage loan, until such portion is reduced to zero, and then in the portion of such Principal
Distribution Amount that is attributable to the other loan group. Increases in the Principal Distribution Amount for any distribution date, as contemplated by the second bullet of the prior paragraph, will generally be made to offset prior reductions in reverse order to that described in the prior sentence. See
"Servicing of the Mortgage Loans--Servicing and Other Compensation and Payment
of Expenses" in this prospectus supplement and "--Advances of Delinquent Monthly
Debt Service Payments and Reimbursement of Advances" below.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 1 Principal Distribution Amount will be allocated to the class
A-1, A-2, A-3, A-SB and A-4 certificates and the class A-2FL

                                       205

REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest on each distribution date as follows:

      o     first, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, and

            2.    the excess, if any, of (a) the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date, over (b) the Class A-SB Planned Principal
                  Balance for that distribution date;

      o     second, to the class A-1 certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB certificates as described in the preceding bullet, and

            2.    the total principal balance of the class A-1 certificates
                  outstanding immediately prior to that distribution date;

      o     third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB and/or A-1 certificates as
                  described in the preceding two bullets, and

            2.    the total principal balance of the class A-2 certificates and the class A-2FL REMIC II regular interest outstanding
                  immediately prior to that distribution date;

      o     fourth, to the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB, A-1 and/or A-2 certificates
                  and/or the class A-2FL REMIC II regular interest as described in the preceding three bullets, and

            2.    the total principal balance of the class A-3 certificates and the class A-3FL REMIC II regular interest outstanding
                  immediately prior to that distribution date;

      o     fifth, to the class A-SB certificates, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-SB, A-1, A-2 and/or A-3 certificates, the class A-2FL REMIC II regular interest and/or the class
                  A-3FL REMIC II regular interest as described in the preceding four bullets, and

            2.    the total principal balance of the class A-SB certificates outstanding immediately prior to that distribution date (as reduced by any portion of the Loan Group 1 Principal
                  Distribution Amount for that distribution date allocable to the class A-SB certificates as described in the first bullet of this paragraph); and

      o     sixth, to the class A-4 certificates and the class A-4FL REMIC II regular interest, on a pro rata basis by principal balance, up to the lesser of--

            1.    the entire Loan Group 1 Principal Distribution Amount for that distribution date, reduced by any portion of that amount
                  allocable to the class A-1, A-2, A-3 and/or A-SB

                                       206

                  certificates, the class A-2FL REMIC II regular interest and/or the class A-3FL REMIC II regular interest as described in the preceding five bullets, and

            2.    the total principal balance of the class A-4 certificates and the class A-4FL REMIC II regular interest outstanding
                  immediately prior to that distribution date;

      In general, the portion of the Principal Distribution Amount consisting of the Loan Group 2 Principal Distribution Amount will be allocated to the class
A-1A certificates on each distribution date up to the lesser of--

      o     the entire Loan Group 2 Principal Distribution Amount for that distribution date; and

      o     the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date.

      If the Loan Group 1 Principal Distribution Amount for any distribution date exceeds the total principal balance of the class A-1, A-2, A-3, A-SB and
A-4 certificates, the class A-2FL REMIC II regular interest, the class A-3FL
REMIC II regular interest and the class A-4FL REMIC II regular interest outstanding immediately prior to that distribution date, then (following retirement of the class A-1, A-2, A-3, A-SB and A-4 certificates, the class
A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest) the remaining portion thereof would be allocated to the class A-1A certificates, up to the extent necessary to retire such class of certificates. Similarly, if the Loan Group 2 Principal
Distribution Amount for any distribution date exceeds the total principal balance of the class A-1A certificates outstanding immediately prior to that distribution date, then (following retirement of the class A-1A certificates)
the remaining portion thereof would be allocated (after taking account of the allocations of the Loan Group 1 Principal Distribution Amount for that distribution date described in the second preceding paragraph): first, to the class A-SB certificates, up to the extent necessary to pay down the then total principal balance thereof to the Class A-SB Planned Principal Balance for that distribution date; second, to the class A-1 certificates, up to the extent necessary to retire that class of certificates; third, to the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest; fourth, to the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest; fifth, to the class A-SB certificates, up to the extent necessary to retire that class of certificates;
and sixth, to the class A-4 certificates and the class A-4FL REMIC II regular interest, on a pro rata basis by principal balance, up to the extent necessary to retire that class of certificates and that REMIC II regular interest.

      Notwithstanding the foregoing, if any of two or more of the A-1, A-2,
A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL and A-1A classes are outstanding at a time when the total principal balance of the class AM, AM-FL, AJ, AJ-FL, B, C, D, E,
F, G, H, J, K, L, M, N, P and Q certificates has been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection
with Realized Losses and Additional Trust Fund Expenses" below, then the
Principal Distribution Amount for each distribution date thereafter will be allocable among the A-1, A-2, A-3, A-SB, A-4 and A-1A classes and, if applicable, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest that remain outstanding on a pro rata basis in accordance with their respective total principal balances immediately prior to that distribution date, in each case up to that total principal balance.

      Following the retirement of the class A-1, A-2, A-3, A-SB, A-4, A-1A certificates and the class A-2FL REMIC II regular interest, A-3FL REMIC II regular interest and A-4FL REMIC II regular interest, the Principal Distribution
Amount for each distribution date will be allocated to the respective classes of certificates identified in the table below and in the order of priority set forth in that table, in each case up to the lesser of--

      o     the portion of that Principal Distribution Amount that remains unallocated; and

      o     the total principal balance of the particular class immediately prior to that distribution date.

                                       207

               ORDER OF ALLOCATION                      CLASS
        --------------------------------   ------------------------------
                        1                           AM and AM-FL*
                        2                           AJ and AJ-FL*
                        3                                 B
                        4                                 C
                        5                                 D
                        6                                 E
                        7                                 F
                        8                                 G
                        9                                 H
                        10                                J
                        11                                K
                        12                                L
                        13                                M
                        14                                N
                        15                                P
                        16                                Q

__________________
*     Pro rata and pari passu based on the respective principal balances thereof.

      In no event will the holders of any class of certificates or REMIC II regular interests listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of the class A-1, A-2,
A-3, A-SB, A-4, A-1A certificates and the class A-2FL REMIC II regular interest,
A-3FL REMIC II regular interest and A-4FL REMIC II regular interest is reduced to zero. Furthermore, in no event will the holders of any class of certificates listed in the foregoing table be entitled to receive any payments of principal until the total principal balance of all other classes of certificates, if any, listed above it in the foregoing table is reduced to zero.

      Reimbursement Amounts. As discussed under "--Reductions of Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" below, the total principal balance of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
REMIC II regular interest and the class AJ-FL REMIC II regular interest may be reduced without a corresponding payment of principal. If that occurs with respect to any such class of principal balance certificates or with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, then, subject to available funds from time to time and the priority of payments described under
"--Payments--Priority of Payments" below, there may be distributed with respect to that class of principal balance certificates or that REMIC II regular interest, as applicable, a reimbursement of the amount of any such reduction, without interest. References to the "loss reimbursement amount" under
"--Payments--Priority of Payments" below mean, in the case of any class of principal balance certificates (exclusive of the class A-2FL, A-3FL, A-4FL,
AM-FL and AJ-FL certificates) or in the case of the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL
REMIC II regular interest, for any distribution date, the total amount of all previously unreimbursed reductions, if any, made in the total principal balance of that class of principal balance certificates or the total principal balance of that REMIC II regular interest, as applicable, on all prior distribution dates as discussed under "--Reductions of Certificate Principal Balances in
Connection with Realized Losses and Additional Trust Fund Expenses" below. Any such reimbursements with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest, will be deposited in the certificate administrator's floating rate account and thereafter will be distributed to the holders of the class
A-2FL certificates, the class A-3FL certificates, the class A-4FL certificates, the class AM-FL certificates or the class AJ-FL certificates, as applicable.

      In limited circumstances, the total principal balance of a class of principal balance certificates or REMIC II regular interest that was previously reduced as described in the preceding paragraph without a corresponding payment of principal, may be reinstated (up to the amount of the prior reduction), with interest. Any such

                                       208

reinstatement of principal balance would result in a corresponding reduction in the loss reimbursement amount with respect to the subject class of principal balance certificates or REMIC II regular interest. In general, such a reinstatement of principal balance on any particular distribution date would result from any recoveries of Nonrecoverable Advances (or interest thereon) that was reimbursed in a prior collection period from the principal portion of general collections on the mortgage pool, which recoveries are included in the
Principal Distribution Amount for such Distribution Date.

      Priority of Payments. On each distribution date, the certificate administrator will apply the Available Distribution Amount for that date applicable to the related loan group or both loan groups, to make the following payments in the following order of priority, in each case to the extent of the remaining applicable portion of the Available Distribution Amount:

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                  TYPE AND AMOUNT OF PAYMENT
-------------   ----------------------   -----------------------------------------------------------------------------------

      1                   X*             From the entire Available Distribution Amount, interest up to the total interest payable on that class, without regard to loan groups

                 A-1, A-2, A-2FL(1),     From the portion of the Available Distribution Amount attributable to the
                 A-3, A-3FL(2), A-SB,    mortgage loans in loan group 1, interest up to the total interest payable on
                  A-4 and A-4FL*(3)      those classes, pro rata, based on entitlement

                        A-1A*            From the portion of the Available Distribution Amount attributable to the mortgage loans in loan group 2, interest up to the total interest payable on such class

      2          A-1, A-2, A-2FL(1),     Principal up to the Loan Group 1 Principal Distribution Amount (and, if the class
                 A-3, A-3FL(2), A-SB,    A-1A certificates are retired, any remaining portion of the Loan Group 2
                 A-4 and A-4FL** (3)     Principal Distribution Amount), first to the class A-SB certificates, until the total principal balance thereof is reduced to the applicable Class A-SB Planned
                                         Principal Balance, and then to (a) the class A-1 certificates, (b) the class A-2 certificates and the class A-2FL REMIC II regular interest, on a pro rata basis by principal balance, (c) the class A-3 certificates and the class A-3FL REMIC II regular interest, on a pro rata basis by principal balance, (d) the class A-SB certificates and (e) the class A-4 certificates and the class A-4FL REMIC II regular interest, on a pro rata basis by principal balance.

                        A-1A**           Principal up to the Loan Group 2 Principal Distribution Amount (and, if the class
                                         A-4 and class A-4FL certificates are retired, any remaining portion of the Loan
                                         Group 1 Principal Distribution Amount), until the class A-1A certificates are retired

      3          A-1, A-2, A-2FL(1),     Reimbursement up to the loss reimbursement amounts for those classes and those
                 A-3, A-3FL(2), A-SB,    REMIC II regular interests, pro rata, based on entitlement, without regard to
                A-4, A-4FL(3) and A-1A   loan groups
----------------------------------------------------------------------------------------------------------------------------
      4            AM and AM-FL(4)       Interest up to the total interest payable on that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      5            AM and AM-FL(4)       Principal up to the portion of the Principal Distribution Amount allocable to that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      6            AM and AM-FL(4)       Reimbursement up to the loss reimbursement amount for that class and that REMIC
                                         II regular interest, pro rata, based on entitlement
----------------------------------------------------------------------------------------------------------------------------
      7            AJ and AJ-FL(5)       Interest up to the total interest payable on that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      8            AJ and AJ-FL(5)       Principal up to the portion of the Principal Distribution Amount allocable to that class and that REMIC II regular interest, on a pro rata basis, by principal balance

      9            AJ and AJ-FL(5)       Reimbursement up to the loss reimbursement amount for that class and that REMIC
                                         II regular interest, pro rata, based on entitlement
----------------------------------------------------------------------------------------------------------------------------
     10                   B              Interest up to the total interest payable on that class

     11                   B              Principal up to the portion of the Principal Distribution Amount allocable to that class

     12                   B              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------

                                       209

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                  TYPE AND AMOUNT OF PAYMENT
-------------   ----------------------   -----------------------------------------------------------------------------------

     13                   C              Interest up to the total interest payable on that class

     14                   C              Principal up to the portion of the Principal Distribution Amount allocable to that class

     15                   C              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     16                   D              Interest up to the total interest payable on that class

     17                   D              Principal up to the portion of the Principal Distribution Amount allocable to that class

     18                   D              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     19                   E              Interest up to the total interest payable on that class

     20                   E              Principal up to the portion of the Principal Distribution Amount allocable to that class

     21                   E              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     22                   F              Interest up to the total interest payable on that class

     23                   F              Principal up to the portion of the Principal Distribution Amount allocable to that class

     24                   F              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     25                   G              Interest up to the total interest payable on that class

     26                   G              Principal up to the portion of the Principal Distribution Amount allocable to that class

     27                   G              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     28                   H              Interest up to the total interest payable on that class

     29                   H              Principal up to the portion of the Principal Distribution Amount allocable to that class

     30                   H              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     31                   J              Interest up to the total interest payable on that class

     32                   J              Principal up to the portion of the Principal Distribution Amount allocable to that class

     33                   J              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     34                   K              Interest up to the total interest payable on that class

     35                   K              Principal up to the portion of the Principal Distribution Amount allocable to that class

     36                   K              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     37                   L              Interest up to the total interest payable on that class

     38                   L              Principal up to the portion of the Principal Distribution Amount allocable to that class

     39                   L              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     40                   M              Interest up to the total interest payable on that class

     41                   M              Principal up to the portion of the Principal Distribution Amount allocable to that class

     42                   M              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     43                   N              Interest up to the total interest payable on that class

     44                   N              Principal up to the portion of the Principal Distribution Amount allocable to that class

     45                   N              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     46                   P              Interest up to the total interest payable on that class

     47                   P              Principal up to the portion of the Principal Distribution Amount allocable to that class

     48                   P              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------
     49                   Q              Interest up to the total interest payable on that class

     50                   Q              Principal up to the portion of the Principal Distribution Amount allocable to that class

     51                   Q              Reimbursement up to the loss reimbursement amount for that class
----------------------------------------------------------------------------------------------------------------------------

                                       210

  ORDER OF         RECIPIENT CLASS
   PAYMENT            OR CLASSES                                  TYPE AND AMOUNT OF PAYMENT
-------------   ----------------------   -----------------------------------------------------------------------------------

     52              R-I and R-II        Any remaining portion of the Available Distribution Amount

__________________
*     If the portion of the Available Distribution Amount allocable to pay interest on any one or more of the A-1, A-2, A-3, A-SB, A-4, A-1A and X classes, the class A-2FL REMIC II regular interest, the class A-3FL REMIC
      II regular interest and the class A-4FL REMIC II regular interest, as set forth in the table above, is insufficient for that purpose, then the
      Available Distribution Amount will be applied to pay interest on all those classes and those REMIC II regular interest, pro rata based on entitlement.

**    In general, no payments of principal will be made in respect of the class
      A-1, A-2, A-3 or A-4 certificates or the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest or the class A-4FL
      REMIC II regular interest on any given distribution date until the total principal balance of the class A-SB certificates is paid down to the then applicable Class A-SB Planned Principal Balance. In addition, no payments of principal will be made in respect of the class A-2 certificates or the class A-2FL REMIC II regular interest until the total principal balance of the class A-1 certificates is reduced to zero, no payments of principal will be made in respect of the class A-3 certificates or the class A-3FL
      REMIC II regular interest until the total principal balance of the class
      A-2 certificates and the class A-2FL REMIC II regular interest is reduced to zero, no payments of principal will be made in respect of the class
      A-SB certificates (other than as described in the prior sentence) until the total principal balance of the class A-3 certificates and the class
      A-3FL REMIC II regular interest is reduced to zero and no payments of principal will be made in respect of the class A-4 certificates and the class A-4FL REMIC II regular interest until the total principal balance of the class A-SB certificates is reduced to zero. Furthermore, for purposes of receiving distributions of principal from the Loan Group 1 Principal
      Distribution Amount, the class A-1, A-2, A-3, A-SB and A-4 certificates and the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest will evidence a prior right, relative to the class A-1A certificates, to any available funds attributable to loan group 1; and, for purposes of receiving distributions of principal from the Loan Group 2 Principal
      Distribution Amount, the class A-1A certificates will evidence a prior right, relative to the class A-1, A-2, A-3, A-SB and A-4 certificates and the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest, to any available funds attributable to loan group 2. However, if any two or more of the class A-1, A-2, A-3, A-SB, A-4 and A-1A certificates and the class
      A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest are outstanding at a time when the total principal balance of the class AM, AJ, B, C, D, E, F, G, H,
      J, K, L, M, N, P and Q certificates, the class AJ-FL REMIC II regular interest and the class AM-FL REMIC II regular interest have been reduced to zero as described under "--Reductions to Certificate Principal Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
      below, payments of principal on the outstanding class A-1, A-2, A-3, A-SB,
      A-4 and A-1A certificates and the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest and the class A-4FL REMIC II regular interest will be made on a pro rata basis in accordance with the respective total principal balances of those classes then outstanding, without regard to loan groups.

(1)   Refers to class A-2FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-2FL REMIC II regular interest will be paid to the applicable sub-account of the certificate administrator's floating rate account for distribution to the holders of the class A-2FL certificates and/or the swap counterparty on the subject distribution date.

(2)   Refers to class A-3FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-3FL REMIC II regular interest will be paid to the applicable sub-account of the certificate administrator's floating rate account for distribution to the holders of the class A-3FL certificates and/or the swap counterparty on the subject distribution date.

(3)   Refers to class A-4FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class A-4FL REMIC II regular interest will be paid to the applicable sub-account of the certificate administrator's floating rate account for distribution to the holders of the class A-4FL certificates and/or the swap counterparty on the subject distribution date.

(4)   Refers to class AM-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AM-FL REMIC II regular interest will be paid to the applicable sub-account of the certificate administrator's floating rate account for distribution to the holders of the class AM-FL certificates and/or the swap counterparty on the subject distribution date.

(5)   Refers to class AJ-FL REMIC II regular interest. Interest, principal and loss reimbursement amounts in respect of the class AJ-FL REMIC II regular interest will be paid to the applicable sub-account of the certificate administrator's floating rate account for distribution to the holders of the class AJ-FL certificates and/or the swap counterparty on the subject distribution date.

                                       211

      Payments of Prepayment Premiums and Yield Maintenance Charges. If any
prepayment consideration is collected during any particular collection period with respect to any mortgage loan, regardless of whether that prepayment consideration is calculated as a percentage of the amount prepaid or in accordance with a yield maintenance formula, then on the distribution date corresponding to that collection period, the certificate administrator will pay a portion of that prepayment consideration to the holders of the class A-1, A-2,
A-3, A-SB, A-4, A-1A, AM, AJ, B, C, D, E, F, G and/or H certificates and/or to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and/or the class AJ-FL REMIC II regular interest (or, for so long as the class A-4 and A-1A certificates and the class A-4FL REMIC II regular interest are outstanding, payments of principal on that distribution date from collections on the loan group that includes the prepaid mortgage loan), up to an amount equal to, in the case of any particular class of those principal balance certificates or REMIC II regular interests, the product of--

      o     the full amount of that prepayment consideration, net of workout fees and principal recovery fees payable from it, multiplied by

      o     a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate for the subject class of certificates, over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, and further multiplied by

      o     a fraction, the numerator of which is equal to the amount of principal payable with respect to the subject class of certificates or the REMIC II regular interest, as the case may be, on that distribution date (or, for so long as the class A-4 and A-1A certificates and the class A-4FL REMIC II regular interest are outstanding, the amount of principal payable with respect to the subject class of certificates, or that REMIC II regular interest, as the case may be, on that distribution date from collections on the loan group that includes the prepaid mortgage loan), and the denominator of which is the Principal Distribution Amount (or, so long as the A-4 and A-1A certificates and the class A-4FL REMIC II regular interest are outstanding, the Loan Group 1 Principal
            Distribution Amount or the Loan Group 2 Principal Distribution
            Amount, as applicable, based on which loan group includes the prepaid mortgage loan) for that distribution date.

      The discount rate applicable to any such class of principal balance certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
REMIC II regular interest or the class AJ-FL REMIC II regular interest, as the case may be, with respect to any prepaid mortgage loan will be equal to the discount rate stated in the relevant loan documents, or if none is stated, will equal the yield, when compounded monthly, on the U.S. Treasury issue, primary issue, with a maturity date closest to the maturity date or anticipated repayment date, as applicable, for the prepaid mortgage loan. In the event that there are two or more U.S. Treasury issues--

      o     with the same coupon, the issue with the lowest yield will be selected; or

      o     with maturity dates equally close to the maturity date or
            anticipated repayment date, as applicable, for the prepaid mortgage loan, the issue with the earliest maturity date will be selected.

      The calculation of the discount rate with respect to certain mortgage loans may vary from the above description.

      Following any payment of prepayment consideration as described above, the certificate administrator will pay any remaining portion of the prepayment consideration, net of workout fees and principal recovery fees payable from it, to the holders of the class X certificates.

      NOTWITHSTANDING THE FOREGOING, ALL PREPAYMENT PREMIUMS AND YIELD
MAINTENANCE CHARGES PAYABLE AS DESCRIBED ABOVE, WILL BE REDUCED, WITH RESPECT TO
SPECIALLY SERVICED MORTGAGE LOANS, BY AN AMOUNT EQUAL TO ADDITIONAL TRUST FUND
EXPENSES AND REALIZED LOSSES PREVIOUSLY ALLOCATED TO ANY CLASS OF CERTIFICATES.

                                       212

      Neither we nor the underwriters make any representation as to--

      o     the enforceability of the provision of any promissory note evidencing one of the mortgage loans or any other loan document requiring the payment of a prepayment premium or yield maintenance charge; or

      o     the collectability of any prepayment premium or yield maintenance charge.

      See "Description of the Mortgage Pool--Terms and Conditions of the
Mortgage Loans--Voluntary Prepayment Provisions" and "--Other Prepayment
Provisions" in this prospectus supplement.

      Payments of Additional Interest. On each distribution date, any Additional
Interest collected on the Converting Loans during the related collection period will be distributed to the holders of the class Y certificates, and any
Additional Interest collected on the ARD Loans during the related collection period will be distributed to the holders of the class Z certificates.

      Treatment of REO Properties. Notwithstanding that any mortgaged real property may be acquired as part of the trust assets through foreclosure, deed in lieu of foreclosure or otherwise, the related mortgage loan will be treated as having remained outstanding, until the REO Property is liquidated, for purposes of determining--

      o     payments on the certificates (exclusive of the class A-2FL, A-3FL,
            A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest;

      o     allocations of Realized Losses and Additional Trust Fund Expenses to
            the certificates (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest; and

      o     the amount of all fees payable to the applicable master servicer, the special servicer, the certificate administrator, the custodian and the trustee under the pooling and servicing agreement.

      In connection with the foregoing, that mortgage loan deemed to remain outstanding will be taken into account when determining the Weighted Average Net
Mortgage Rate and the Principal Distribution Amount for each distribution date.

      Operating revenues and other proceeds derived from an REO Property administered under the pooling and servicing agreement will be applied--

      o     first, to pay or reimburse the applicable master servicer, the special servicer and/or the trustee for the payment of some of the costs and expenses incurred in connection with the operation and disposition of the REO Property; and

      o     second, as collections of principal, interest and other amounts due on the related mortgage loan (or, if the REO Property relates thereto, on a Loan Combination).

      To the extent described under "--Advances of Delinquent Monthly Debt
Service Payments and Reimbursement of Advances" below, the applicable master servicer and the trustee will be required to advance delinquent monthly debt service payments with respect to each mortgage loan as to which the corresponding mortgaged real property has become an REO Property, in all cases as if the mortgage loan had remained outstanding.

                                       213

REDUCTIONS TO CERTIFICATE PRINCIPAL BALANCES IN CONNECTION WITH REALIZED LOSSES
AND ADDITIONAL TRUST FUND EXPENSES

      As a result of Realized Losses and Additional Trust Fund Expenses, the
total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may decline below the total principal balance of the principal balance certificates (exclusive of the class A-2FL, A-3FL, A-4FL,
AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest.

      On each distribution date, following the payments to be made to the certificateholders (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest on that distribution date, the certificate administrator will be required to allocate to the respective classes of the principal balance certificates (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates), the class A-2FL REMIC II regular interest, the class A-3FL REMIC
II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
REMIC II regular interest and the class AJ-FL REMIC II regular interest, sequentially in the order described in the following table and, in each case, up to the total principal balance of the subject class, the aggregate of all
Realized Losses and Additional Trust Fund Expenses that were incurred at any time following the cut-off date through the end of the related collection period and were not previously allocated on any prior distribution date, but only to the extent that the total principal balance of the principal balance certificates following all payments made to certificateholders (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates) and with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest on that distribution date exceeds the total Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool that will be outstanding immediately following that distribution date.

              ORDER OF ALLOCATION                         CLASS
          ---------------------------      -------------------------------------
                       1                                     Q
                       2                                     P
                       3                                     N
                       4                                     M
                       5                                     L
                       6                                     K
                       7                                     J
                       8                                     H
                       9                                     G
                      10                                     F
                      11                                     E
                      12                                     D
                      13                                     C
                      14                                     B
                      15                               AJ and AJ-FL*
                      16                               AM and AM-FL*
                      17                       A-1, A-2, A-2FL, A-3, A-3FL,
                                                A-SB, A-4, A-4FL and A-1A*

_______________________
*     Pro rata and pari passu based on the respective total principal balances thereof.

      The reference in the foregoing table to "A-2FL" means the class A-2FL
REMIC II regular interest. However, any reduction in the total principal balance of the class A-2FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-2FL certificates. The reference in the foregoing table to "A-3FL" means the class
A-3FL REMIC II regular interest. However, any reduction in the total principal balance of the class A-3FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-3FL certificates. The reference in the

                                       214

foregoing table to "A-4FL" means the class A-4FL REMIC II regular interest.
However, any reduction in the total principal balance of the class A-4FL REMIC
II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class A-4FL certificates. The reference in the foregoing table to "AM-FL" means the class AM-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AM-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AM-FL certificates. The reference in the foregoing table to "AJ-FL" means the class
AJ-FL REMIC II regular interest. However, any reduction in the total principal balance of the class AJ-FL REMIC II regular interest, as described above, will result in a dollar-for-dollar reduction in the total principal balance of the class AJ-FL certificates.

      All Realized Losses and Additional Trust Fund Expenses, if any, allocated to a class of principal balance certificates or REMIC II regular interest will be made by reducing the total principal balance of such class by the amount so allocated.

      In no event will the total principal balance of any class of principal balance certificates or REMIC II regular interest identified in the foregoing table be reduced until the total principal balance of all other classes of principal balance certificates or REMIC II regular interest listed above it in the table have been reduced to zero.

      A Realized Loss can result from the liquidation of a defaulted mortgage loan or any related REO Property for less than the full amount due thereunder.
In addition, if any portion of the debt due under any of the mortgage loans is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer or in connection with the bankruptcy, insolvency or similar proceeding involving the related borrower, the amount forgiven, other than Penalty Interest and
Additional Interest, also will be treated as a Realized Loss. Furthermore, any
Nonrecoverable Advance reimbursed from principal collections will constitute a
Realized Loss.

      Some examples of Additional Trust Fund Expenses are:

      o     any special servicing fees, workout fees and principal recovery fees paid to the special servicer; which fees are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     any interest paid to the applicable master servicer, the special servicer and/or the trustee with respect to unreimbursed Advances, which interest payment is not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     any amounts payable to the special servicer in connection with inspections of mortgaged real properties, which amounts are not covered out of late payment charges and Penalty Interest actually collected on the related mortgage loan;

      o     the cost of various opinions of counsel required or permitted to be obtained in connection with the servicing of the mortgage loans and the administration of the other trust assets;

      o     any unanticipated, non-mortgage loan specific expenses of the trust, including--

            1.    any reimbursements and indemnifications to the trustee and/or various related persons described under "Description of the
                  Governing Documents--Matters Regarding the Trustee" in the
                  accompanying base prospectus;

            2.    any reimbursements and indemnifications to the certificate administrator and the custodian and/or various corresponding related persons similar to those described in the preceding bullet;

            3.    any reimbursements and indemnification to either master
                  servicer, the special servicer, us and/or various related
                  persons described under "Description of the Governing
                  Documents--Matters Regarding the Master Servicer, the Special
                  Servicer, the Manager and Us" in the accompanying base
                  prospectus; and

                                       215

            4.    any federal, state and local taxes, and tax-related expenses, payable out of the trust assets, as described under "Federal
                  Income Tax Consequences--Taxation of Owners of REMIC Residual
                  Certificates--Prohibited Transactions Tax and Other Taxes" in
                  the accompanying base prospectus; and

      o     any amount (other than normal monthly payments) specifically payable or reimbursable to the holder of a Non-Trust Loan by the trust, in its capacity as holder of the related mortgage loan in the trust that is part of the related Loan Combination, pursuant to the related Loan Combination Intercreditor Agreement; and

      o     any amounts expended on behalf of the trust to remediate an adverse environmental condition at any mortgaged real property securing a defaulted mortgage loan as described under "Servicing of the
            Mortgage Loans--Realization Upon Defaulted Mortgage Loans" in this prospectus supplement.

      Any expenses under the Wachovia 2007-C30 pooling and servicing agreement that are similar to those described in the prior paragraph and that relate to the Peter Cooper Village and Stuyvesant Town Loan Combination will be deducted on a pari passu basis out of collections on the Peter Cooper Village and
Stuyvesant Town Trust Mortgage Loan and the Peter Cooper Village and Stuyvesant
Town A Note Non-Trust Mortgage Loan, thereby potentially resulting in a loss to the trust. Any expenses under the MSCI 2005-HQ6 pooling and servicing agreement that are similar to those described in the prior paragraph and that relate to the FRIS Chicken Loan Combination will be deducted on a pari passu basis out of collections on the FRIS Chicken Trust Mortgage Loan and the FRIS Chicken A Note
Non-Trust Mortgage Loan, thereby potentially resulting in a loss to the trust.
Any such expenses payable out of amounts allocable to the related Peter Cooper
Village and Stuyvesant Town Trust Mortgage Loan or the FRIS Chicken Trust
Mortgage Loan would effectively constitute Additional Trust Fund Expenses.

      From time to time, the Principal Distribution Amount may include items that represent a recovery of Nonrecoverable Advances (or interest thereon) that were previously reimbursed out of the principal portion of general collections on the mortgage pool. In such circumstances, it is possible that the total
Stated Principal Balance of, together with any Unliquidated Advances with respect to, the mortgage pool may exceed the total principal balance of the principal balance certificates. If and to the extent that any such excess exists as a result of the inclusion of such items in the Principal Distribution Amount
(and, accordingly, the distribution of such items as principal with respect to the principal balance certificates), the total principal balances of one or more classes that had previously been reduced as described above in this
"--Reductions to Certificate Principal Balances in Connection with Realized
Losses and Additional Trust Fund Expenses" section may be increased (in each case, up to the amount of any such prior reduction). Any such increase would be made among the respective classes of principal balance certificates in reverse order that such reductions had been made (i.e., such increases would be made in descending order of seniority); provided that such increases may not result in the total principal balance of the principal balance certificates being in excess of the total Stated Principal Balance of, together with any Unliquidated
Advances with respect to, the mortgage pool. Any such increases will also be accompanied by a reinstatement of the past due interest that would otherwise have accrued if the reinstated principal amounts had never been written off.

ADVANCES OF DELINQUENT MONTHLY DEBT SERVICE PAYMENTS AND REIMBURSEMENT OF
ADVANCES

      Each master servicer will be required to make, for each distribution date, a total amount of P&I advances generally equal to all monthly debt service payments (other than balloon payments), and assumed monthly debt service payments (including with respect to balloon mortgage loans and mortgage loans as to which the related mortgaged real properties have become REO Properties), in each case net of related master servicing fees, in the case of the Peter Cooper
Village and Stuyvesant Town Trust Mortgage Loan, the servicing fee of the master servicer under the Wachovia 2007-C30 securitization and, in the case of the FRIS
Chicken Trust Mortgage Loan, the servicing fee of the master servicer under the
MSCI 2005-HQ6 securitization, that:

      o     were due or deemed due, as the case may be, with respect to the mortgage loans serviced by that master servicer during the related collection period; and

                                       216

      o     were not paid by or on behalf of the respective borrowers or otherwise collected as of the close of business on the related determination date.

      The master servicers will not make P&I advances prior to the related P&I advance date, which is the business day immediately preceding each distribution date. Notwithstanding the foregoing, if it is determined that an Appraisal
Reduction Amount exists with respect to any mortgage loan, then the applicable master servicer will reduce the interest portion, but not the principal portion, of each P&I advance that it must make with respect to that mortgage loan during the period that the Appraisal Reduction Amount exists. The interest portion of any P&I advance required to be made with respect to any mortgage loan as to which there exists an Appraisal Reduction Amount, will equal the product of--

      o     the amount of the interest portion of the P&I advance for that mortgage loan for the related distribution date without regard to this or the prior sentence; and

      o     a fraction, expressed as a percentage, the numerator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date, net of the related Appraisal Reduction Amount, if any, and the denominator of which is equal to the Stated Principal Balance of that mortgage loan immediately prior to the related distribution date.

      In the case of any A-Note Trust Mortgage Loan, any reduction in the interest portion of P&I advances to be made with respect to that mortgage loan, as contemplated by the prior paragraph, will be based on that portion of any
Appraisal Reduction Amount with respect to the related Loan Combination that is allocable to the subject A-Note Trust Mortgage Loan. Each Loan Combination will be treated as single mortgage loan for purposes of calculating an Appraisal
Reduction Amount. Any Appraisal Reduction Amount with respect to a Loan
Combination will be allocated first to the related B-Note Non-Trust Loan, in each case, up to the outstanding principal balance thereof, and then to the applicable A-Note Trust Mortgage Loan and A-note non-trust mortgage loan, pro rata.

      With respect to any distribution date, the applicable master servicer will be required to make P&I advances either out of its own funds or, subject to the replacement as and to the extent provided in the pooling and servicing agreement, funds held in its collection account that are not required to be paid on the certificates (exclusive of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates) or with respect to the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest or the class AJ-FL REMIC II regular interest on that distribution date (or a combination of both methods).

      The trustee will be required to make any P&I advance that the applicable master servicer fails to make with respect to a mortgage loan. See "--The
Trustee" below.

      The master servicers and the trustee will each be entitled to recover any
P&I advance made by it, out of its own funds, from collections on the mortgage loan as to which the Advance was made out of late collections, liquidation proceeds or insurance and condemnation proceeds. None of the master servicers or the trustee will be obligated to make any P&I advance that, in its judgment or in the judgment of the special servicer, would not ultimately be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan. In addition, the special servicer may also determine that any P&I advance made or proposed to be made by the applicable master servicer or the trustee is not recoverable, together with interest accrued on that Advance, from proceeds of the related mortgage loan, and the applicable master servicer and the trustee will be required to act in accordance with such determination.
If the applicable master servicer or the trustee makes any P&I advance that it or the special servicer subsequently determines, in its judgment, will not be recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, it may obtain reimbursement for that Advance from amounts on deposit in the applicable master servicer's collection account together with interest accrued on the Advance as described in the next paragraph, out of general collections on the mortgage loans and any REO
Properties on deposit in the applicable master servicer's collection account from time to time subject to the limitations and requirements described below.
See also "Description of the Governing Documents--Advances" in the accompanying base prospectus and "Servicing of the Mortgage Loans--Collection Account" in
this prospectus supplement.

                                       217

      The master servicers and the trustee will each be entitled to receive interest on P&I advances made thereby out of its own funds; provided, however, that no interest will accrue on any P&I advance made with respect to a mortgage loan if the related monthly debt service payment is received on its due date or prior to the expiration of any applicable grace period. That interest will accrue on the amount of each P&I advance, for so long as that Advance is outstanding, at an annual rate equal to the prime rate as published in the
"Money Rates" section of The Wall Street Journal, as that prime rate may change from time to time. Interest accrued with respect to any P&I advance will be payable in the collection period in which that Advance is reimbursed--

      o     first, out of Penalty Interest and late payment charges collected on the related mortgage loan during that collection period; and

      o     second, if and to the extent that the Penalty Interest and late charges referred to in clause first are insufficient to cover the advance interest, out of any amounts then on deposit in the applicable master servicer's collection account subject to the limitations for reimbursement of the P&I advances described below.

      A monthly debt service payment will be assumed to be due with respect to:

      o     each balloon mortgage loan that is delinquent in respect of its balloon payment on its stated maturity date, provided that such mortgage loan has not been paid in full and no other liquidation event has occurred in respect thereof before such maturity date; and

      o     each mortgage loan as to which the corresponding mortgaged real property has become an REO Property.

      The assumed monthly debt service payment deemed due on any mortgage loan described in the first bullet of the prior paragraph that is delinquent as to its balloon payment will equal, for its stated maturity date and for each successive due date that it remains outstanding and part of the trust, the monthly debt service payment that would have been due on the mortgage loan on the relevant date if the related balloon payment had not come due and the mortgage loan had, instead, continued to amortize and accrue interest according to its terms in effect prior to that stated maturity date. The assumed monthly debt service payment deemed due on any mortgage loan described in the second bullet of the prior paragraph sentence as to which the related mortgaged real property has become an REO Property, will equal, for each due date that the REO
Property remains part of the trust, the monthly debt service payment or, in the case of a mortgage loan delinquent with respect to its balloon payment, the assumed monthly debt service payment that would have been due or deemed due on that mortgage loan had it remained outstanding. Assumed monthly debt service payments for ARD Loans do not include Additional Interest.

      None of the master servicers or the trustee will be required to make any
P&I advance with respect to a Non-Trust Loan, and none of the master servicers or the special servicer will be required to make any servicing advance with respect to the Peter Cooper Village and Stuyvesant Town Loan Combination or the
FRIS Chicken Loan Combination.

      Upon a determination that a previously made Advance, whether it be a servicing advance or P&I advance, is not recoverable, together with interest accrued on that Advance, out of collections on the related mortgage loan, the applicable master servicer, the special servicer or the trustee, as applicable, will have the right to be reimbursed for such Advance and interest accrued on such Advance from amounts on deposit in the applicable master servicer's collection account (or if funds are insufficient in such account, from the other master servicer's collection account) that constitute principal collections received on all of the mortgage loans serviced by it during the related collection period; provided, however, that if amounts of principal on deposit in the collection accounts are not sufficient to fully reimburse such party, the party entitled to the reimbursement may elect at its sole option to be reimbursed at that time from general collections in its collection account or to defer the portion of the reimbursement of that Advance equal to the amount in excess of the principal on deposit in the collection account, in which case interest will continue to accrue on the portion of the Advance that remains outstanding. In either case, the reimbursement will be made first from principal received on the mortgage loans serviced by the applicable master servicer during the collection period in which the reimbursement is made, prior to reimbursement from other collections received during that collection period. In that regard, in the case of reimbursements from principal, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in

                                       218

respect of which the Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any Workout-Delayed Reimbursement Amount (which includes interest on the subject Advance) will be reimbursable (together with advance interest thereon) to the applicable master servicer, the special servicer or the trustee, as applicable, in full, only from amounts on deposit in the applicable master servicer's collection account that constitute principal received on all of the mortgage loans being serviced by it during the related collection period (net of amounts necessary to reimburse for Nonrecoverable Advances and pay interest thereon) and, to the extent that the principal collections during that collection period are not sufficient to reimburse such Workout-Delayed
Reimbursement Amount, will be reimbursable (with interest continuing to accrue thereon) from collections of principal on the mortgage loans serviced by the applicable master servicer during subsequent collection periods. In that regard, such reimbursement will be made from principal received on the mortgage loans included in the loan group to which the mortgage loan in respect of which the
Advance was made belongs and, if those collections are insufficient, then from principal received on the mortgage loans in the other loan group. Any reimbursement for Nonrecoverable Advances and interest on Nonrecoverable
Advances should result in a Realized Loss which will be allocated in accordance with the loss allocation rules described under "--Reductions to Certificate
Principal Balances in Connection with Realized Losses and Additional Trust Fund
Expenses" above. The fact that a decision to recover such Nonrecoverable
Advances over time, or not to do so, benefits some classes of certificateholders to the detriment of other classes will not, with respect to the applicable master servicer or special servicer, constitute a violation of the Servicing
Standard or any contractual duty under the pooling and servicing agreement and/or, with respect to the trustee, constitute a violation of any fiduciary duty to certificateholders or contractual duty under the pooling and servicing agreement.

REPORTS TO CERTIFICATEHOLDERS; AVAILABLE INFORMATION

      Reports by the Certificate Administrator. Based solely on information provided in monthly reports prepared by the master servicers and the special servicer and delivered to the certificate administrator, the certificate administrator will be required to prepare and make available electronically via its website at www.ctslink.com or, upon written request, provide by first class mail, on each distribution date to each registered holder of a certificate, a certificate administrator report substantially in the form of, and containing the information set forth in, Annex D to this prospectus supplement. The certificate administrator report for each distribution date will detail the distributions on the certificates on that distribution date and the performance, both in total and individually to the extent available, of the mortgage loans and the related mortgaged real properties, including the following items of information:

      o     the applicable record date, interest accrual period, determination date and distribution date;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates, the class
            A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
            REMIC II regular interest and the class AJ-FL REMIC II regular interest, in reduction of the total principal balance thereof;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates, the class
            A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL
            REMIC II regular interest and the class AJ-FL REMIC II regular interest, allocable to interest;

      o     the amount of the distribution on such distribution date to the holders of each class of interest-bearing certificates allocable to prepayment premiums and/or yield maintenance charges;

      o     the amount of the distribution on such distribution date to the holders of each class of principal balance certificates in reimbursement of previously allocated Realized Losses and Additional
            Trust Fund Expenses;

      o     the Available Distribution Amount for such distribution date, and related information regarding cash flows received for distributions, fees and expenses;

                                       219

      o     payments made to and by the swap counterparty with respect to the class A-2FL, class A-3FL, class A-4FL, class AM-FL and class AJ-FL certificates;

      o     (a) the aggregate amount of P&I advances made with respect to the entire mortgage pool for such distribution date pursuant to the pooling and servicing agreement and the aggregate amount of unreimbursed P&I advances with respect to the entire mortgage pool that had been outstanding at the close of business on the related determination date and the aggregate amount of interest accrued and payable to the master servicers or the trustee in respect of such unreimbursed P&I advances as of the close of business on the related
            Determination Date, (b) the aggregate amount of servicing advances with respect to the entire mortgage pool as of the close of business on the related determination date and (c) the aggregate amount of all advances with respect to the entire mortgage pool as of the close of business on the related determination date that are nonrecoverable on a loan specific basis;

      o     the aggregate unpaid principal balance of the mortgage pool outstanding as of the close of business on the related determination date;

      o     the aggregate Stated Principal Balance of the mortgage pool outstanding immediately before and immediately after such
            distribution date;

      o     the number, aggregate principal balance, weighted average remaining term to maturity and weighted average mortgage interest rate of the mortgage loans as of the close of business on the related
            determination date;

      o     the number, aggregate unpaid principal balance (as of the close of business on the related Determination Date) and aggregate Stated
            Principal Balance (immediately after such distribution date) of the mortgage loans (a) delinquent 30-59 days, (b) delinquent 60-89 days,
            (c) delinquent more than 89 days, (d) as to which foreclosure proceedings have been commenced, and (e) to the actual knowledge of either master servicer or special servicer, in bankruptcy
            proceedings;

      o     as to each mortgage loan referred to in the preceding bullet above,
            (a) the loan number thereof, (b) the Stated Principal Balance thereof immediately following such distribution date, and (c) a brief description of any executed loan modification;

      o     with respect to any mortgage loan that was liquidated during the related collection period (other than by reason of a payment in full), (a) the loan number thereof, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any Realized Loss in connection with such liquidation ;

      o     with respect to any REO Property included in the trust fund that was liquidated during the related collection period, (a) the loan number of the related mortgage loan, (b) the aggregate of all liquidation proceeds and other amounts received in connection with such liquidation (separately identifying the portion thereof allocable to distributions on the certificates), and (c) the amount of any
            Realized Loss in respect of the related mortgage loan in connection with such liquidation;

      o     the amount of interest accrued and the amount of interest payable in respect of each class of interest-bearing certificates for such distribution date;

      o     any unpaid interest in respect of each class of interest-bearing certificates after giving effect to the distributions made on such distribution date;

      o     the pass-through rate for each class of interest-bearing
            certificates for such distribution date;

      o     the Principal Distribution Amount, separately identifying the respective components thereof (and, in the case of any voluntary principal prepayment or other unscheduled collection of principal

                                       220

            received during the related collection period, the loan number for the related mortgage loan and the amount of such prepayment or other collection of principal);

      o     the aggregate of all Realized Losses incurred during the related collection period and all Additional Trust Fund Expenses incurred during the related collection period;

      o     the aggregate of all Realized Losses and Additional Trust Fund
            Expenses that were allocated on such distribution date;

      o     the total principal balance or notional amount, as applicable, of each class of interest-bearing certificates outstanding immediately before and immediately after such distribution date, separately identifying any reduction therein due to the allocation of Realized
            Losses and Additional Trust Fund Expenses on such distribution date;

      o     the certificate factor for each class of interest-bearing
            certificates immediately following such distribution date;

      o     the aggregate amount of interest on P&I advances in respect of the mortgage pool paid to the master servicers and the trustee during the related collection period in accordance with the pooling and servicing agreement;

      o     the aggregate amount of interest on servicing advances in respect of the mortgage pool paid to the master servicers, the special servicer and the trustee during the related collection period in accordance with the pooling and servicing agreement;

      o     the aggregate amount of servicing compensation paid to the master servicers and the special servicer during the related collection period;

      o     information regarding any Appraisal Reduction Amount existing with respect to any mortgage loan as of the related determination date;

      o     the original and then current credit support levels for each class of interest-bearing certificates;

      o     the original and then current ratings known to the certificate administrator for each class of interest-bearing certificates;

      o     the aggregate amount of prepayment premiums and yield maintenance charges collected during the related collection period;

      o     the value of any REO Property included in the trust fund as of the end of the related determination date for such distribution date, based on the most recent appraisal or valuation;

      o     the amounts, if any, actually distributed with respect to the class
            Y certificates, the class Z certificates, the class R-I certificates and the class R-II certificates, respectively, on such distribution date; and

      o     any material information known to the certificate administrator regarding any material breaches of representations and warranties of the respective mortgage loan sellers with respect to the mortgage loans and any events of default under the pooling and servicing agreement.

      Recipients will be deemed to have agreed to keep the information contained in any certificate administrator report confidential to the extent such information is not publicly available.

      The special servicer is required to deliver to the master servicers monthly, beginning in April 2007, a CMSA special servicer loan file that contains the information called for in, or that will enable the master servicers to produce, the CMSA reports required to be delivered by the master servicers to the certificate administrator as described below, in each case with respect to all specially serviced mortgage loans and the REO Properties.

                                       221

      Each master servicer is required to deliver to the certificate administrator monthly, beginning in April 2007, the CMSA loan periodic update file with respect to the subject distribution date.

      Monthly, beginning in June 2007, each master servicer must deliver to the certificate administrator a copy of each of the following reports relating to the mortgage loans and, if applicable, any REO Properties:

      o     a CMSA comparative financial status report;

      o     a CMSA delinquent loan status report;

      o     a CMSA historical loan modification and corrected mortgage loan report;

      o     a CMSA REO status report;

      o     a CMSA loan level reserve/LOC report;

      o     a CMSA advance recovery report;

      o     a CMSA servicer watchlist;

      o     a CMSA property file;

      o     a CMSA loan set-up file; and

      o     a CMSA financial file.

      These reports will provide required information as of the related determination date and will be in an electronic format reasonably acceptable to both the certificate administrator and each of the master servicers.

      In addition, each master servicer will be required to deliver to the controlling class representative and upon request, the certificate administrator, the following reports required to be prepared and maintained by it and/or the special servicer:

      o     with respect to any mortgaged real property or REO Property, a CMSA operating statement analysis report; and

      o     with respect to any mortgaged real property or REO Property, a CMSA
            NOI adjustment worksheet.

      Absent manifest error of which it has actual knowledge, none of the master servicers or the special servicer will be responsible for the accuracy or completeness of any information supplied to it by a borrower or a third party that is included in reports or other information provided by or on behalf of a master servicer or the special servicer, as the case may be. None of the certificate administrator, the master servicers and the special servicer will make any representations or warranties as to the accuracy or completeness of, and the certificate administrator, the master servicers and the special servicer will disclaim responsibility for, any information made available by the certificate administrator, the master servicers or the special servicer, as the case may be, for which it is not the original source.

      The reports identified in the preceding paragraphs as CMSA reports will be in the forms prescribed in the standard Commercial Mortgage Securities
Association investor reporting package or otherwise approved by the Commercial
Mortgage Securities Association. Current forms of these reports are available at the Commercial Mortgage Securities Association's internet website, located at
www.cmbs.org.

      Information Available From Certificate Administrator. The certificate administrator will, and the master servicers may, but are not required to, make available each month via their respective internet websites to any interested party (i) the certificate administrator report, (ii) the pooling and servicing agreement and (iii) the final prospectus supplement for the offered certificates and the accompanying base prospectus. In addition, the certificate administrator will make available each month, on each distribution date, the Unrestricted
Servicer Reports, the

                                       222

CMSA loan periodic update file, the CMSA loan setup file, the CMSA bond level file, and the CMSA collateral summary file to any interested party on its internet website. The certificate administrator will also make available each month, to the extent received, on each distribution date, (i) the Restricted
Servicer Reports and (ii) the CMSA property file, to any holder of a certificate, any certificate owner or any prospective transferee of a certificate or interest therein that provides the certificate administrator with certain required certifications, via the certificate administrator's internet website initially located at www.ctslink.com with the use of a password (or other comparable restricted access mechanism) provided by the certificate administrator. Assistance with the certificate administrator's website can be obtained by calling its CMBS customer service number: (301) 815-6600.

      The certificate administrator will make no representations or warranties as to the accuracy or completeness of, and may disclaim responsibility for, any information made available by the certificate administrator for which it is not the original source.

      The certificate administrator and the master servicers may require registration and the acceptance of a disclaimer in connection with providing access to their respective internet websites. The certificate administrator and the master servicers will not be liable for the dissemination of information made in accordance with the pooling and servicing agreement.

      Availability of Exchange Act Reports. The annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form 8-K and amendments to those reports filed or furnished with respect to the trust pursuant to section 13(a) or 15(d) of the Exchange Act will be made available on the website of the certificate administrator as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC.

      Book-Entry Certificates. If you hold your offered certificates in book-entry form through DTC, you may obtain direct access to the monthly reports of the certificate administrator as if you were a certificateholder, provided that you deliver a written certification to the certificate administrator confirming your beneficial ownership in the offered certificates. Otherwise, until definitive certificates are issued with respect to your offered certificates, the information contained in those monthly reports will be available to you only to the extent that it is made available through DTC and the DTC participants or is available on the certificate administrator's internet website. Conveyance of notices and other communications by DTC to the DTC participants, and by the DTC participants to beneficial owners of the offered certificates, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time. We, the master servicers, the special servicer, the trustee, the certificate administrator and the certificate registrar are required to recognize as certificateholders only those persons in whose names the certificates are registered on the books and records of the certificate registrar.

      Other Information. The pooling and servicing agreement will obligate the master servicers (with respect to the items listed in clauses 1, 2, 3, 4, 5, 6,
8 and 9 below, to the extent those items are in its possession), the special servicer (with respect to the items in clauses 4, 5, 6, 7, 8 and 9 below, to the extent those items are in its possession), the trustee or the certificate administrator, as applicable (with respect to the items in clauses 1 through 10 below, in the case of the certificate administrator, and clause 3 below, in the case of the trustee, to the extent those items are in their respective possessions), to make available at their respective offices, during normal business hours, upon 10 days' advance written notice, for review by any holder or beneficial owner of an offered certificate or any person identified to the certificate administrator as a prospective transferee of an offered certificate or any interest in that offered certificate, originals or copies of, among other things, the following items:

            1.    the pooling and servicing agreement, including exhibits, and any amendments to the pooling and servicing agreement;

            2.    all certificate administrator reports and monthly reports of the master servicers delivered, or otherwise electronically made available, to certificateholders since the date of
                  initial issuance of the offered certificates;

            3.    all officer's certificates delivered to the trustee and the certificate administrator by the master servicers and/or the special servicer since the date of initial issuance of the certificates, as described under "Servicing of the Mortgage
                  Loans--Evidence as to Compliance" in this prospectus
                  supplement;

                                       223

            4.    all accountants' reports delivered to the certificate
                  administrator with respect to the master servicers and/or the special servicer since the date of initial issuance of the offered certificates, as described under "Servicing of the
                  Mortgage Loans--Evidence as to Compliance" in this prospectus supplement;

            5.    the most recent inspection report with respect to each
                  mortgaged real property for a mortgage loan prepared by or on behalf of the applicable master servicer and delivered to the certificate administrator as described under "Servicing of the
                  Mortgage Loans--Inspections; Collection of Operating
                  Information" in this prospectus supplement and any
                  environmental assessment prepared as described under
                  "Realization Upon Defaulted Mortgage Loans--Foreclosure and
                  Similar Proceedings" in this prospectus supplement;

            6.    the most recent annual operating statement and rent roll for each mortgaged real property for a mortgage loan and financial statements of the related borrower collected by or on behalf of the master servicers as described under "Servicing of the
                  Mortgage Loans--Inspections; Collection of Operating
                  Information" in this prospectus supplement;

            7.    all modifications, waivers and amendments of the mortgage
                  loans that are to be added to the mortgage files from time to time and any asset status report prepared by the special
                  servicer;

            8.    the servicing file relating to each mortgage loan;

            9.    any and all officer's certificates and other evidence
                  delivered by the master servicers or the special servicer, as the case may be, to support its determination that any advance was, or if made, would be, a nonrecoverable advance; and

            10.   all reports filed with the SEC with respect to the trust
                  pursuant to Sections 13(a), 13(c), 14 or 15(d) of the
                  Securities Exchange Act of 1934, as amended.

      Copies of the foregoing items will be available from the certificate administrator, the master servicers or the special servicer, as applicable, upon request. However, except in the case of the items described in item 10 above, the certificate administrator, the master servicers and the special servicer, as applicable, will be permitted to require payment of a sum sufficient to cover the reasonable costs and expenses of providing the copies.

      In connection with providing access to or copies of the items described above, the certificate administrator, the master servicers or the special servicer, as applicable, may require:

      o     in the case of a registered holder of an offered certificate or a beneficial owner of an offered certificate held in book-entry form, a written confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the certificate administrator, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a beneficial owner of offered certificates and will keep the information confidential; and

      o     in the case of a prospective purchaser of an offered certificate or any interest in that offered certificate, confirmation executed by the requesting person or entity, in a form reasonably acceptable to the trustee, the certificate administrator, the master servicers or the special servicer, as applicable, generally to the effect that the person or entity is a prospective purchaser of offered certificates or an interest in offered certificates, is requesting the information for use in evaluating a possible investment in the offered certificates and will otherwise keep the information confidential.

      The certifications referred to in the prior paragraph may include an indemnity from the certifying party for a breach. Registered holders of the offered certificates will be deemed to have agreed to keep the information described above confidential by the acceptance of their certificates.

                                       224

VOTING RIGHTS

      At all times during the term of the pooling and servicing agreement, 100%
of the voting rights for the certificates will be allocated among the respective classes of certificates as follows:

      o     2% in the aggregate in the case of the class X certificates, and

      o     in the case of any class of principal balance certificates, a percentage equal to the product of 98% and a fraction, the numerator of which is equal to the then total principal balance of such class of principal balance certificates and the denominator of which is equal to the then total principal balance of all the principal balance certificates.

      The holders of the class R-I, R-II, Y or Z certificates will not be entitled to any voting rights. Voting rights allocated to a class of certificates will be allocated among the related certificateholders in proportion to the percentage interests in such class evidenced by their respective certificates. See "Description of the Certificates--Voting Rights" in
the accompanying base prospectus.

TERMINATION

      The obligations created by the pooling and servicing agreement will terminate following the earliest of--

      o     the final payment or advance on, or other liquidation of, the last mortgage loan or related REO Property remaining in the trust; and

      o     the purchase of all of the mortgage loans and REO Properties remaining in the trust by the holder (or, if applicable, the beneficial owner) of certificates with the largest percentage of voting rights allocated to the controlling class (such holder (or, if applicable, beneficial owner) referred to as the plurality controlling class certificateholder), a master servicer or the special servicer, in that order of preference, after the Stated
            Principal Balance of the mortgage pool prior to the application of principal payments and losses in the related collection period has been reduced to less than 1.0% of the initial mortgage pool balance.

      Written notice of termination of the pooling and servicing agreement will be given to each certificateholder. The final payment with respect to each certificate will be made only upon surrender and cancellation of that certificate at the office of the certificate registrar or at any other location specified in the notice of termination.

      Any purchase by either master servicer, the special servicer or the plurality controlling class certificateholder of all the mortgage loans and REO
Properties remaining in the trust is required to be made at a price equal to:

      o     the sum of--

            1.    the then total principal balance of all the mortgage loans then included in the trust (excluding any mortgage loans as to which the related mortgaged real properties have become REO
                  Properties), together with interest thereon plus any accrued and unpaid interest on P&I advances made with respect to such mortgage loans, unreimbursed servicing advances for those
                  mortgage loans plus any accrued and unpaid interest on such servicing advances, any reasonable costs and expenses incurred in connection with any such purchase and any other Additional
                  Trust Fund Expenses (including any Additional Trust Fund
                  Expenses previously reimbursed or paid by the trust fund but not so reimbursed by the related borrower or from insurance proceeds or condemnation proceeds); and

            2.    the appraised value of all REO Properties then included in the trust, as determined by an appraiser mutually agreed upon by the applicable master servicer, the special servicer and the trustee, minus

                                       225

      o     solely in the case of a purchase by a master servicer, the total of all amounts payable or reimbursable to the such master servicer under the pooling and servicing agreement.

      The purchase will result in early retirement of the outstanding certificates. The termination price, exclusive of any portion of the termination price payable or reimbursable to any person other than the certificateholders, will constitute part of the Available Distribution Amount for the final distribution date.

      In addition, if, following the date on which the total principal balances of the offered certificates are reduced to zero, all of the remaining certificates (but excluding the class Y, Z, R-I and R-II certificates), are held by the same certificateholder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates
(other than the class Y, Z, R-I and R-II certificates) for all the mortgage loans and REO Properties remaining in the trust fund at the time of exchange.

                        YIELD AND MATURITY CONSIDERATIONS

YIELD CONSIDERATIONS

      General. The yield on any offered certificate will depend on:

      o     the price at which the certificate is purchased by an investor; and

      o     the rate, timing and amount of payments on the certificate.

      o     The rate, timing and amount of payments on any offered certificate will in turn depend on, among other things:

      o     the pass-through rate for the certificate;

      o     the rate and timing of principal payments, including principal prepayments, and other principal collections on the mortgage loans and the extent to which those amounts are to be applied or otherwise result in reduction of the principal balance of the certificate;

      o     the rate, timing and severity of Realized Losses and Additional
            Trust Fund Expenses and the extent to which those losses and expenses result in the reduction of the principal balance of the certificate;

      o     the timing and severity of any Net Aggregate Prepayment Interest
            Shortfalls and the extent to which those shortfalls result in the reduction of the interest payments on the certificate.

      Pass-Through Rates. The pass-through rates for some classes of the offered certificates will be, in the case of each of these classes, equal to, based on or limited by the Weighted Average Net Mortgage Rate. See "Description of the
Offered Certificates - Calculation of Pass-Through Rates" in this prospectus supplement. As a result, the respective pass-through rates (and, accordingly, the respective yields to maturity) on these classes of offered certificates could be adversely affected if mortgage loans with relatively high Net Mortgage
Rates experienced a faster rate of principal payments than mortgage loans with relatively low Net Mortgage Rates. This means that the respective yields to maturity on these classes of offered certificates could be sensitive to changes in the relative composition of the mortgage pool as a result of scheduled amortization, voluntary prepayments and liquidations of mortgage loans following default.

      See "Description of the Offered Certificates--Payments--Calculation of
Pass-Through Rates" and "Description of the Mortgage Pool" in this prospectus supplement and "--Rate and Timing of Principal Payments" below.

      Rate and Timing of Principal Payments. The yield to maturity on any offered certificates purchased at a discount or a premium will be affected by the frequency and timing of principal payments made in reduction of the

                                       226

total principal balances or notional amounts of the certificates. In turn, the frequency and timing of principal payments that are paid or otherwise result in reduction of the total principal balance or notional amount, as the case may be, of any offered certificate will be directly related to the frequency and timing of principal payments on or with respect to the mortgage loans (or, in some cases, a particular group of mortgage loans). Finally, the rate and timing of principal payments on or with respect to the mortgage loans will be affected by their amortization schedules, the dates on which balloon payments are due and the rate and timing of principal prepayments and other unscheduled collections on them, including for this purpose, collections made in connection with liquidations of mortgage loans due to defaults, casualties or condemnations affecting the mortgaged real properties, or purchases or other removals of mortgage loans from the trust.

      Prepayments and other early liquidations of the mortgage loans will result in payments on the certificates of amounts that would otherwise be paid over the remaining terms of the mortgage loans. This will tend to shorten the weighted average lives of some or all of the offered certificates. Defaults on the mortgage loans, particularly at or near their maturity dates, may result in significant delays in payments of principal on the mortgage loans and, accordingly, on the certificates, while workouts are negotiated or foreclosures are completed. These delays will tend to lengthen the weighted average lives of some or all of the offered certificates. See "Servicing of the Mortgage
Loans--Modifications, Waivers, Amendments and Consents" in this prospectus supplement. In addition, the ability of a borrower under an ARD Loan, to repay that loan on the related anticipated repayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related anticipated repayment date if then prevailing interest rates are relatively high. Accordingly, there can be no assurance that any ARD Loan will be paid in full on its anticipated repayment date. Failure of a borrower under an ARD Loan to repay that mortgage loan by or shortly after the related anticipated repayment date, for whatever reason, will tend to lengthen the weighted average lives of the offered certificates.

      Similarly, the ability of a borrower under a Converting Loan to repay that mortgage loan on the first open prepayment date will generally depend on its ability to either refinance the mortgage loan or sell the corresponding mortgaged real property. Also, a borrower may have little incentive to repay its mortgage loan on the related date if then-current market interest rates are particularly high. Accordingly, there can be no assurance that any Converting
Loan will be paid in full on its first open prepayment date. Failure of a borrower under a Converting Loan to repay that mortgage loan by or shortly after the related open prepayment date, for any reason, will tend to lengthen the weighted average lives of the offered certificates.

      The extent to which the yield to maturity on any offered certificate may vary from the anticipated yield will depend upon the degree to which the certificate is purchased at a discount or premium and when, and to what degree, payments of principal on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are in turn paid or otherwise result in a reduction of the principal balance of the certificate. If you purchase your offered certificates at a discount from their total principal balance, your actual yield could be lower than your anticipated yield if the principal payments on the mortgage loans (and, in particular, with respect to the class
A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) are slower than you anticipated. If you purchase any offered certificates at a premium relative to their total principal balance, you should consider the risk that a faster than anticipated rate of principal payments on the mortgage loans (and, in particular, with respect to the class
A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates, the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) could result in an actual yield to you that is lower than your anticipated yield.

      Because the rate of principal payments on or with respect to the mortgage loans will depend on future events and a variety of factors, no assurance can be given as to that rate or the rate of principal prepayments in particular.

      Even if they are available and payable on your offered certificates, prepayment premiums and yield maintenance charges may not be sufficient to offset fully any loss in yield on your offered certificates attributable to the related prepayments of the mortgage loans. Prepayment consideration payable on specially serviced mortgage loans will be applied to reimburse Realized Losses and Additional Trust Fund Expenses previously allocated to any class of certificates.

                                       227

      The yield on the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates will be particularly sensitive to prepayments on mortgage loans in loan group 1, and the yield on the class A-1A certificates will be particularly sensitive to prepayments on mortgage loans in loan group 2.

      Delinquencies and Defaults on the Mortgage Loans. The rate and timing of delinquencies and defaults on the mortgage loans (and, in particular, with respect to the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates, on the mortgage loans in loan group 1, and with respect to the class A-1A certificates, the mortgage loans in loan group 2) may affect the amount of payments on your offered certificates, the yield to maturity of your offered certificates, the rate of principal payments on your offered certificates and the weighted average life of your offered certificates.

      Delinquencies on the mortgage loans, unless covered by P&I advances, may result in shortfalls in payments of interest and/or principal on your offered certificates for the current month. Although any shortfalls in payments of interest may be made up on future distribution dates, no interest would accrue on those shortfalls. Thus, any shortfalls in payments of interest would adversely affect the yield to maturity of your offered certificates.

      If--

      o     you calculate the anticipated yield to maturity for your offered certificates based on an assumed rate of default and amount of losses on the mortgage loans that is lower than the default rate and amount of losses actually experienced; and

      o     the additional losses result in a reduction of the total payments on or the total principal balance of your offered certificates,

then your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative.

      Reimbursement of Advances from general collections of principal on the mortgage pool may reduce distributions of the principal in respect of the offered certificates.

      The timing of any loss on a liquidated mortgage loan that results in a reduction of the total payments on, or the total principal balance of, your offered certificates will also affect your actual yield to maturity, even if the rate of defaults and severity of losses are consistent with your expectations.
In general, the earlier your loss occurs, the greater the effect on your yield to maturity.

      Even if losses on the mortgage loans do not result in a reduction of the total payments on or the total principal balance of your offered certificates, the losses may still affect the timing of payments on, and the weighted average life and yield to maturity of, your offered certificates.

      Relevant Factors. The following factors, among others, will affect the rate and timing of principal payments and defaults and the severity of losses on or with respect to the mortgage loans:

      o     prevailing interest rates;

      o     the terms of the mortgage loans, including provisions that require the payment of prepayment premiums and yield maintenance charges, provisions that impose prepayment lock-out periods and amortization terms that require balloon payments;

      o     the demographics and relative economic vitality of the areas in which the mortgaged real properties are located;

      o     the general supply and demand for commercial and multifamily rental space of the type available at the mortgaged real properties in the areas in which the mortgaged real properties are located;

      o     the quality of management of the mortgaged real properties;

      o     the servicing of the mortgage loans;

                                       228

      o     possible changes in tax laws; and

      o     other opportunities for investment.

      See "Risk Factors--Risks Related to the Mortgage Loans," "Description of
the Mortgage Pool" and "Servicing of the Mortgage Loans" in this prospectus supplement and "Description of the Governing Documents" and "Yield and Maturity
Considerations--Yield and Prepayment Considerations" in the accompanying base prospectus.

      The rate of prepayment on the mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. When the prevailing market interest rate is below the annual rate at which a mortgage loan accrues interest, the related borrower may have an increased incentive to refinance the mortgage loan. Conversely, to the extent prevailing market interest rates exceed the annual rate at which a mortgage loan accrues interest, the related borrower may be less likely to voluntarily prepay the mortgage loan. Assuming prevailing market interest rates exceed the revised mortgage interest rate at which an ARD Loan accrues interest following its anticipated repayment date, the primary incentive for the related borrower to prepay the mortgage loan on or before its anticipated repayment date is to give the borrower access to excess cash flow, all of which, net of the minimum required debt service, approved property expenses and any required reserves, must be applied to pay down principal of the mortgage loan. Accordingly, there can be no assurance that any ARD Loan will be prepaid on or before its anticipated repayment date or on any other date prior to maturity.

      Depending on prevailing market interest rates, the outlook for market interest rates and economic conditions generally, some borrowers may sell their mortgaged real properties in order to realize their equity in those properties, to meet cash flow needs or to make other investments. In addition, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their mortgaged real properties prior to the exhaustion of tax depreciation benefits.

      A number of the borrowers are limited or general partnerships. The bankruptcy of the general partner in a partnership may result in the dissolution of the partnership. The dissolution of a borrower partnership, the winding-up of its affairs and the distribution of its assets could result in an acceleration of its payment obligations under the related mortgage loan.

      We make no representation or warranty regarding:

      o     the particular factors that will affect the rate and timing of prepayments and defaults on the mortgage loans (or any particular group of mortgage loans);

      o     the relative importance of those factors;

      o     the percentage of the total principal balance of the mortgage loans
            (or any particular group of mortgage loans) that will be prepaid or as to which a default will have occurred as of any particular date;
            or

      o     the overall rate of prepayment or default on the mortgage loans (or any particular group of mortgage loans).

      Unpaid Interest. If the portion of the Available Distribution Amount payable with respect to interest on any class of offered certificates on any distribution date is less than the total amount of interest then payable for the class, the shortfall will be payable to the holders of those certificates on subsequent distribution dates, subject to available funds on those subsequent distribution dates and the priority of payments described under "Description of the Offered Certificates--Payments--Priority of Payments" in this prospectus supplement. That shortfall will not bear interest, however, and will therefore negatively affect the yield to maturity of that class of offered certificates for so long as it is outstanding.

      Delay in Payments. Because monthly payments will not be made on the certificates until several days after the due dates for the mortgage loans during the related collection period, your effective yield will be lower than the

                                       229

yield that would otherwise be produced by your pass-through rate and purchase price, assuming that purchase price did not account for a delay.

CPR MODEL

      Prepayments on loans are commonly measured relative to a prepayment standard or model. The prepayment model used in this prospectus supplement is the constant prepayment rate, or "CPR," model, which represents an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then-outstanding principal balance of a pool of loans for the life of those loans. The CPR model does not purport to be either a historical description of the prepayment experience of any pool of loans or a prediction of the anticipated rate of prepayment of any pool of loans, including the mortgage pool. We do not make any representations about the appropriateness of the CPR model.

WEIGHTED AVERAGE LIVES

      The tables set forth below indicate the respective weighted average lives of the respective classes of the offered certificates and set forth the percentages of the respective initial total principal balances of those classes that would be outstanding after the distribution dates in each of the calendar months shown, subject, however, to the following discussion and the assumptions specified below.

      For purposes of this prospectus supplement, "weighted average life" of any offered certificate refers to the average amount of time that will elapse from the assumed date of settlement of that certificate, which is March 14, 2007, until each dollar of principal of the certificate will be repaid to the investor, based on the Modeling Assumptions. For purposes of this "Yield and
Maturity Considerations" section, the weighted average life of any offered certificate is determined by:

      o     multiplying the amount of each principal payment on the certificate by the number of years from the assumed settlement date to the related distribution date;

      o     summing the results; and

      o     dividing the sum by the total amount of the reductions in the principal balance of the certificate.

      The weighted average life of any offered certificate will be influenced by, among other things, the rate at which principal of the mortgage loans is paid, which may be in the form of scheduled amortization, balloon payments, prepayments, liquidation proceeds, condemnation proceeds or insurance proceeds.
The weighted average life of any offered certificate may also be affected to the extent that additional payments in reduction of the principal balance of that certificate occur as a result of the purchase or other removal of a mortgage loan from the trust or the optional termination of the trust. The purchase of a mortgage loan from the trust will have the same effect on payments to the holders of the privately offered certificates as if the mortgage loan had prepaid in full, except that no prepayment consideration is collectable with respect thereto.

      The tables set forth below have been prepared on the basis of the Modeling
Assumptions. The actual characteristics and performance of the mortgage loans will differ from the assumptions used in calculating the tables set forth below.
The tables set forth below are hypothetical in nature and are provided only to give a general sense of how the principal cash flows might behave under each assumed prepayment scenario. In particular, the tables were prepared on the basis of the assumption that there are no losses or defaults on the mortgage loans. Any difference between those assumptions and the actual characteristics and performance of the mortgage loans, or actual prepayment or loss experience, will affect the percentages of the respective initial total principal balances of the various classes of subject offered certificates outstanding over time and their respective weighted average lives.

                                       230

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1 CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................       86           86           85           85            85
March 12, 2009 .....................       69           69           69           69            69
March 12, 2010 .....................       47           44           40           36            29
March 12, 2011 .....................       21           12            5            0             0
March 12, 2012 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     2.76         2.63         2.54         2.46          2.32

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-2 CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100           99            94
March 12, 2012 .....................        0            0            0            0             0
March 12, 2013 .....................        0            0            0            0             0
March 12, 2014 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     4.87         4.82         4.76         4.70          4.50

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-3 CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100           93           88           84            74
March 12, 2013 .....................      100           88           81           77            74
March 12, 2014 .....................       44           29           22           19            18
March 12, 2015 .....................       36           17           10            7             0
March 12, 2016 .....................       11            0            0            0             0
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     7.61         7.00         6.78         6.65          6.43

                                       231

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-SB CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................       81           81           81           81            81
March 12, 2014 .....................       58           58           58           58            59
March 12, 2015 .....................       35           35           35           35            24
March 12, 2016 .....................       12            4            0            0             0
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     7.39         7.35         7.30         7.28          7.24

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-4 CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.76         9.74         9.71         9.66          9.48

           PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS A-1A CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100           99           99            99
March 12, 2009 .....................      100           99           99           99            99
March 12, 2010 .....................      100           99           99           99            99
March 12, 2011 .....................       99           99           98           98            98
March 12, 2012 .....................       95           94           94           93            93
March 12, 2013 .....................       95           94           93           93            93
March 12, 2014 .....................       91           90           90           89            89
March 12, 2015 .....................       91           90           89           89            89
March 12, 2016 .....................       90           89           89           89            89
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.35         9.27         9.22         9.18          8.97

                                       232

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AM CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.83         9.83         9.83         9.83          9.61

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS AJ CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.91         9.90         9.88         9.86          9.67

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS B CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.91         9.91         9.91         9.91          9.74

                                       233

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS C CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.91         9.91         9.91         9.91          9.74

            PERCENTAGES OF THE CLOSING DATE PRINCIPAL BALANCE OF THE CLASS D CERTIFICATES

         DISTRIBUTION DATE               0% CPR      25% CPR      50% CPR      75% CPR      100% CPR
------------------------------------    --------    ---------    ---------    ---------    ----------

Initial Percentage .................      100          100          100          100           100
March 12, 2008 .....................      100          100          100          100           100
March 12, 2009 .....................      100          100          100          100           100
March 12, 2010 .....................      100          100          100          100           100
March 12, 2011 .....................      100          100          100          100           100
March 12, 2012 .....................      100          100          100          100           100
March 12, 2013 .....................      100          100          100          100           100
March 12, 2014 .....................      100          100          100          100           100
March 12, 2015 .....................      100          100          100          100           100
March 12, 2016 .....................      100          100          100          100           100
March 12, 2017 and thereafter ......        0            0            0            0             0
Weighted Average Life (in Years) ...     9.91         9.91         9.91         9.91          9.74

      The foregoing tables were prepared assuming a 0% CPR during lockout, defeasance and yield maintenance periods and otherwise assuming that prepayments occur at indicated CPR. The indicated CPRs are applied to the mortgage loans in the trust fund and do not take into account the B-Note Non-Trust Loans.

                               THE SWAP AGREEMENTS

      On the closing date, the certificate administrator, on behalf of the trust, will enter into five interest rate swap agreements with Merrill Lynch
Capital Services, Inc., as swap counterparty, relating to the class A-2FL, class
A-3FL, class A-4FL, class AM-FL and class AJ-FL certificates, respectively. None of the holders of any class of offered certificates will have any beneficial interest in any of the swap agreements.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

      This is a general summary of the material federal income tax consequences of owning the offered certificates. This summary is directed to initial investors that hold the offered certificates as "capital assets" within the meaning of section 1221 of the Code. It does not discuss all United States federal income tax consequences that may be relevant to owners of the offered certificates, particularly as to investors subject to special treatment under the Code, including banks and insurance companies. Prospective investors should consult their tax advisors regarding the federal, state, local, and, if relevant, foreign tax consequences to them of owning offered certificates.

                                       234

      Further, this summary and any legal opinions referred to in this summary are based on laws, regulations, including the REMIC regulations promulgated by the Treasury Department, rulings and decisions now in effect or (with respect to the regulations) proposed, all of which are subject to change either prospectively or retroactively.

      Upon the issuance of the offered certificates, Cadwalader, Wickersham &
Taft LLP, New York, New York, our counsel, will deliver its opinion generally to the effect that, assuming compliance with the pooling and servicing agreement, assuming the Wachovia 2007-C30 pooling and servicing agreement and the MSCI
2005-HQ6 pooling and servicing agreement are administered in accordance with their terms and the REMICs formed thereunder continue to be treated as REMICs, and subject to any other assumptions set forth in the opinion, REMIC I and REMIC
II, respectively, will each qualify as a REMIC under the Code and the arrangements under which the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest, the related swap agreements, the related Certificate Administrator's floating rate account and the right to Additional Interest are held will be classified as one or more grantor trusts for U.S. federal income tax purposes.

      The assets of REMIC I will generally include--

      o     the mortgage loans;

      o     any REO Properties acquired on behalf of the certificateholders;

      o     the master servicers' collection accounts;

      o     the special servicer's REO account; and

      o     the certificate administrator's distribution account and interest reserve account, but will exclude any collections of Additional
            Interest on the ARD Loans.

      For federal income tax purposes,

      o     the separate non-certificated regular interests in REMIC I will be the regular interests in REMIC I and will be the assets of REMIC II;

      o     the class R-I certificates will evidence the sole class of residual interests in REMIC I;

      o     the class A-1, A-2, A-3, A-SB, A-4, A-1A, X, AM, AJ, B, C, D, E, F,
            G, H, J, K, L, M, N, P and Q certificates, the class A-2FL REMIC II regular interest, the class A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest and the class AJ-FL REMIC II regular interest will evidence or constitute the regular interests in, and will generally be treated as debt obligations of, REMIC II;

      o     the class R-II certificates will evidence the sole class of residual interests in REMIC II; and

      o     the class A-2FL, class A-3FL, class A-4FL, class AM-FL and class
            AJ-FL certificates will each evidence interests in a grantor trust consisting of the respective REMIC II regular interest, the related swap agreement and the applicable sub-account of the certificate administrator's floating rate account. No holder of any offered certificates will have any beneficial interest in any such grantor trust.

      The portion of the trust consisting of Additional Interest on the
Converting Loans will be treated as a grantor trust for federal income tax purposes, and the class Y certificates will represent undivided interests in these assets. The portion of the trust consisting of Additional Interest on the
ARD Loans will be treated as a grantor trust for federal income tax purposes, and the class Z certificates will represent undivided interests in these assets.
See "Federal Income Tax Consequences--REMICs" and "--Grantor Trusts" in the
accompanying base prospectus.

                                       235

DISCOUNT AND PREMIUM; PREPAYMENT CONSIDERATION

      Holders of the offered certificates will be required to report income on such regular interests in accordance with the accrual method of accounting.

      One or more classes of offered certificates may be issued with more than a de minimis amount of original issue discount. If you own an offered certificate issued with original issue discount, you may have to report original issue discount income and be subject to a tax on this income before you receive a corresponding cash payment.

      When determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes the prepayment assumption used will be that subsequent to the date of any determination:

      o     the ARD Loans will be paid in full on their respective anticipated repayment dates;

      o     no mortgage loan will otherwise be prepaid prior to maturity; and

      o     there will be no extension of maturity for any mortgage loan.

      However, no representation is made as to the actual rate at which the mortgage loans will prepay, if at all. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" in the
accompanying base prospectus.

      The IRS has issued regulations under sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. You should be aware, however, that those regulations and section
1272(a)(6) of the Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

      Whether a holder of any of the offered certificates will be treated as holding a certificate with amortizable bond premium will depend on the certificateholder's purchase price and the payments remaining to be made on the certificate at the time of its acquisition by the certificateholder. If you acquire an interest in any offered certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium. See "Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Premium"
in the accompanying base prospectus.

      Prepayment premiums and yield maintenance charges actually collected on the mortgage loans will be paid on the offered certificates as and to the extent described in this prospectus supplement. It is not entirely clear under the Code when the amount of a prepayment premium or yield maintenance charge should be taxed to the holder of a class of offered certificates entitled to that amount.
For federal income tax reporting purposes, the tax administrator will report prepayment premiums or yield maintenance charges as income to the holders of a class of offered certificates entitled thereto only after the applicable master servicer's actual receipt of those amounts. The IRS may nevertheless seek to require that an assumed amount of prepayment premiums and yield maintenance charges be included in payments projected to be made on the offered certificates and that taxable income be reported based on the projected constant yield to maturity of the offered certificates. Therefore, the projected prepayment premiums and yield maintenance charges would be included prior to their actual receipt by holders of the offered certificates. If the projected prepayment premiums and yield maintenance charges were not actually received, presumably the holder of an offered certificate would be allowed to claim a deduction or reduction in gross income at the time the unpaid prepayment premiums and yield maintenance charges had been projected to be received. Moreover, it appears that prepayment premiums and yield maintenance charges are to be treated as ordinary income rather than capital gain. The correct characterization of the income is not entirely clear. We recommend you consult your own tax advisors concerning the treatment of prepayment premiums and yield maintenance charges.

CHARACTERIZATION OF INVESTMENTS IN OFFERED CERTIFICATES

      The offered certificates will be treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code in the hands of a real estate investment trust or "REIT." Most of the mortgage loans are not secured by

                                       236

real estate used for residential or certain other purposes prescribed in section
7701(a)(19)(C) of the Code. Consequently, the offered certificates generally will not be treated as assets qualifying under that section. Accordingly, investment in the offered certificates may not be suitable for a thrift institution seeking to be treated as a "domestic building and loan association"
under section 7701(a)(19)(C) of the Code. In addition, the offered certificates will be "qualified mortgages" within the meaning of section 860G(a)(3) of the
Code in the hands of another REMIC if transferred to such REMIC on its startup date in exchange for regular or residual interests in such REMIC.

      Finally, interest, including original issue discount, if any, on the offered certificates will be interest described in section 856(c)(3)(B) of the
Code if received by a REIT if 95% or more of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code.
To the extent that less than 95% of the assets of REMIC II are treated as "real estate assets" within the meaning of section 856(c)(5)(B) of the Code, a REIT holding offered certificates will be treated as receiving directly its proportionate share of the income of the REMIC.

      To the extent an offered certificate represents ownership of an interest in a mortgage loan that is secured in part by cash reserves, that mortgage loan is not secured solely by real estate. Therefore:

      o     a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in section 7701(a)(19)(C) of the Code;

      o     a portion of that certificate may not represent ownership of "real estate assets" under section 856(c)(5)(B) of the Code; and

      o     the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of section 856(c)(3)(B) of the Code.

      In addition, most of the mortgage loans contain defeasance provisions under which the lender may release its lien on the collateral securing the subject mortgage loan in return for the borrower's pledge of substitute collateral in the form of government securities. Generally, under the Treasury regulations, if a REMIC releases its lien on real property that secures a qualified mortgage, the subject mortgage loan ceases to be a qualified mortgage on the date the lien is released unless certain conditions are satisfied. In order for the defeased mortgage loan to remain a qualified mortgage, the
Treasury regulations require that--

      1.    the borrower pledges substitute collateral that consist solely of certain government securities,

      2.    the related loan documents allow that substitution,

      3.    the lien is released to facilitate the disposition of the property or any other customary commercial transaction, and not as part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages, and

      4.    the release is not within two years of the startup day of the REMIC.

      Following the defeasance of a mortgage loan, regardless of whether the foregoing conditions were satisfied, that mortgage loan would not be treated as a "loan secured by an interest in real property" or a "real estate asset" and interest on that loan would not constitute "interest on obligations secured by real property" for purposes of sections 7701(a)(19)(C), 856(c)(5)(B) and
856(e)(3)(B) of the Code, respectively.

      See "Description of the Mortgage Pool" in this prospectus supplement and
"Federal Income Tax Consequences--REMICs--Characterization of Investments in
REMIC Certificates" in the accompanying base prospectus.

      For further information regarding the federal income tax consequences of investing in the offered certificates, see "Federal Income Tax
Consequences--REMICs" in the accompanying base prospectus.

                                       237

                              ERISA CONSIDERATIONS

      The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Code consequences, each potential investor that is a Plan or is investing on behalf of, or with plan assets of a Plan, is advised to consult its own legal advisor with respect to the specific ERISA and
Code consequences of investing in the certificates and to make its own independent decision. The following is merely a summary and should not be construed as legal advice.

      ERISA and section 4975 of the Code impose various requirements on--

      o     Plans, and

      o     persons that are fiduciaries with respect to Plans,

in connection with the investment of the assets of a Plan. For purposes of this discussion, Plans may include qualified pension, profit sharing and Code section
401(k) plans, individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts, including, as applicable, insurance company general accounts, in which other Plans are invested.

      A fiduciary of any Plan should carefully review with its legal advisors whether the purchase or holding of offered certificates could be or give rise to a transaction that is prohibited or is not otherwise permitted under ERISA or section 4975 of the Code or whether there exists any statutory, regulatory or administrative exemption applicable thereto. Some fiduciary and prohibited transaction issues arise only if the assets of the trust are "plan assets" for purposes of Part 4 of Title I of ERISA and section 4975 of the Code. Whether the assets of the trust will be plan assets at any time will depend on a number of factors, including the portion of any class of certificates that is held by benefit plan investors within the meaning of U.S. Department of Labor Regulation
Section 2510.3-101.

      The U.S. Department of Labor has issued an individual prohibited transaction exemption to each of Merrill Lynch, Pierce, Fenner & Smith
Incorporated and Bear Stearns & Co. Inc., each as amended by Prohibited
Transaction Exemptions 97-34, 2000-58 and 2002-41, and as subsequently amended from time to time. Subject to the satisfaction of conditions set forth in the
Exemption, the Exemption generally exempts from the application of the prohibited transaction provisions of Sections 406(a) and (b) and 407(a) of
ERISA, and the excise taxes imposed on these prohibited transactions under sections 4975(a) and (b) of the Code, specified transactions relating to, among other things, the servicing and operation of pools of real estate loans, such as the mortgage pool, and the purchase, sale and holding of mortgage pass-through certificates, such as the offered certificates, that are underwritten by an
Exemption-Favored Party.

      The Exemption sets forth five general conditions which must be satisfied for a transaction involving the purchase, sale and holding of an offered certificate to be eligible for exemptive relief under the Exemption. The conditions are as follows:

      o     first, the acquisition of the certificate by a Plan must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party;

      o     second, at the time of its acquisition by the Plan, that certificate must be rated in one of the four highest generic rating categories by S&P, Moody's or Fitch;

      o     third, the trustee cannot be an affiliate of any other member of the
            Restricted Group, other than any of the Exemption Favored Parties;

      o     fourth, the following must be true--

            1.    the sum of all payments made to and retained by
                  Exemption-Favored Parties must represent not more than
                  reasonable compensation for underwriting the relevant class of certificates;

                                       238

            2.    the sum of all payments made to and retained by us in
                  connection with the assignment of mortgage loans to the trust must represent not more than the fair market value of the
                  obligations; and

            3.    the sum of all payments made to and retained by the trustee, the certificate administrator, the master servicers, the
                  special servicer and any sub-servicer must represent not more than reasonable compensation for that person's services under the pooling and servicing agreement and reimbursement of that person's reasonable expenses in connection therewith; and

      o     fifth, the investing Plan must be an accredited investor as defined in Rule 501(a)(1) of Regulation D under the Securities Act of 1933, as amended.

      It is a condition of their issuance that each class of offered certificates receive an investment grade rating from each of S&P, Moody's and
Fitch. In addition, the initial trustee is not an affiliate of any other member of the Restricted Group. Accordingly, as of the date of initial issuance of the certificates, the second and third general conditions set forth above will be satisfied with respect to the offered certificates. A fiduciary of a Plan contemplating the purchase of any such offered certificate in the secondary market must make its own determination that, at the time of the purchase, the certificate continues to satisfy the second and third general conditions set forth above. A fiduciary of a Plan contemplating the purchase of any such offered certificate, whether in the initial issuance of the certificate or in the secondary market, must make its own determination that the first and fourth general conditions set forth above will be satisfied with respect to the certificate as of the date of the purchase. A Plan's authorizing fiduciary will be deemed to make a representation regarding satisfaction of the fifth general condition set forth above in connection with the purchase of any such offered certificate.

      The Exemption also requires that the trust meet the following requirements:

      o     the trust assets must consist solely of assets of the type that have been included in other investment pools;

      o     certificates evidencing interests in those other investment pools must have been rated in one of the four highest generic rating categories of S&P, Moody's or Fitch for at least one year prior to the Plan's acquisition of an offered certificate; and

      o     certificates evidencing interests in those other investment pools must have been purchased by investors other than Plans for at least one year prior to any Plan's acquisition of an offered certificate.

      We believe that these requirements have been satisfied as of the date of this prospectus supplement.

      If the general conditions of the Exemption are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a) and
407(a) of ERISA, as well as the excise taxes imposed by sections 4975(a) and (b)
of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, in connection with--

      o     the direct or indirect sale, exchange or transfer of an offered certificate to a Plan upon initial issuance from us or an
            Exemption-Favored Party when we are, or a mortgage loan seller, the trustee, a master servicer, the special servicer or any
            sub-servicer, any provider of credit support, Exemption-Favored
            Party or borrower is, a Party in Interest with respect to the investing Plan;

      o     the direct or indirect acquisition or disposition in the secondary market of an offered certificate by a Plan; and

      o     the continued holding of class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
            AJ, B, C or D certificates by a Plan.

      However, no exemption is provided from the restrictions of Sections
406(a)(1)(E), 406(a)(2) and 407 of ERISA for the acquisition or holding of an offered certificate on behalf of a Plan sponsored by any member of the

                                       239

Restricted Group, by any person who has discretionary authority or renders investment advice with respect to the assets of that Plan.

      Moreover, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may also provide an exemption from the restrictions imposed by Sections 406(b)(1) and
(b)(2) of ERISA and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c)(1)(E) of the Code in connection with:

      o     the direct or indirect sale, exchange or transfer of offered certificates in the initial issuance of those certificates between us or an Exemption-Favored Party and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the assets of the Plan in those certificates is a borrower, or an affiliate of a borrower, with respect to 5.0% or less of the fair market value of the mortgage loans;

      o     the direct or indirect acquisition or disposition in the secondary market of such offered certificates by a Plan; and

      o     the continued holding of such offered certificates by a Plan.

      Further, if the general conditions of the Exemption, as well as other conditions set forth in the Exemption, are satisfied, the Exemption may provide an exemption from the restrictions imposed by Sections 406(a), 406(b) and 407(a)
of ERISA, and the taxes imposed by sections 4975(a) and (b) of the Code by reason of section 4975(c) of the Code, for transactions in connection with the servicing, management and operation of the trust assets.

      Lastly, if the general conditions of the Exemption are satisfied, the
Exemption also may provide an exemption from the restrictions imposed by
Sections 406(a) and 407(a) of ERISA, and the taxes imposed by section 4975(a)
and (b) of the Code by reason of sections 4975(c)(1)(A) through (D) of the Code, if the restrictions or taxes are deemed to otherwise apply merely because a person is deemed to be a Party in Interest with respect to an investing Plan by virtue of--

      o     providing services to the Plan, or

      o     having a specified relationship to this person,

solely as a result of the Plan's ownership of class offered certificates.

      Before purchasing an offered certificate, a fiduciary of a Plan should itself confirm that the general and other conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied at the time of the purchase.

      Certain employee benefit plans, such as governmental plans (as defined in
Section 3(32) of ERISA) and, if no election has been made under section 410(d)
of the Code, church plans (as defined in Section 3(33) of ERISA), are not subject to Title I of ERISA or section 4975 of the Code. However, governmental and church plans may be subject to a federal, state or local law which is, to a material extent, similar to the above-mentioned provisions of ERISA and the
Code. A fiduciary of a governmental plan should make its own determination as to the need for and the availability of any exemptive relief under any similar law.

      Any fiduciary of a Plan considering whether to purchase an offered certificate on behalf of that Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to the investment. Such fiduciary must also determine on its own whether an offered certificate is an appropriate investment for a Plan under ERISA and the Code with regard to ERISA's general fiduciary requirements, including investment prudence and diversification and the exclusive benefit rule.

      The sale of offered certificates to a Plan is in no way a representation or warranty by us or the underwriters that the investment meets all relevant legal requirements with respect to investments by Plans generally or by any particular Plan, or that the investment is appropriate for Plans generally or for any particular Plan.

                                       240

      Persons who have an ongoing relationship with the California Public
Employees' Retirement System, which is a governmental plan, should note that this plan has an indirect ownership interest in the borrower with respect to the mortgage loan identified in Annex A-1 as Peter Cooper Village and Stuyvesant
Town. Likewise, persons who have an ongoing relationship with California State
Teachers' Retirement System, which is also a governmental plan, should note that this plan has an indirect ownership interest in the borrower with respect to the mortgage loan identified in Annex A-1 as Broadway Business Center. Such persons should consult with counsel regarding whether such a relationship would affect their ability to purchase and hold offered certificates.

                                LEGAL INVESTMENT

      The offered certificates will not constitute mortgage related securities for purposes of the Secondary Mortgage Market Enhancement Act of 1984. As a
result, the appropriate characterization of the offered certificates under various legal investment restrictions, and therefore the ability of investors subject to these restrictions to purchase those certificates, is subject to significant interpretive uncertainties.

      Neither we nor the underwriters make any representation as to the proper characterization of the offered certificates for legal investment, financial institution regulatory, or other purposes, or as to the ability of particular investors to purchase the offered certificates under applicable legal investment or other restrictions. All institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the offered certificates--

      o     are legal investments for them; or

      o     are subject to investment, capital or other restrictions.

      See "Legal Investment" in the accompanying base prospectus.

                                  LEGAL MATTERS

      Particular legal matters relating to the certificates will be passed upon for us by Cadwalader, Wickersham & Taft LLP, New York, New York and for the
underwriters by Latham & Watkins LLP, New York, New York.

                                     RATINGS

      It is a condition to their issuance that the respective classes of offered certificates be rated as follows:

          CLASS            FITCH         MOODY'S           S&P
      --------------  ---------------  -----------   ---------------
        Class A-1           AAA            Aaa             AAA
        Class A-2           AAA            Aaa             AAA
        Class A-3           AAA            Aaa             AAA
        Class A-SB          AAA            Aaa             AAA
        Class A-4           AAA            Aaa             AAA
        Class A-1A          AAA            Aaa             AAA
         Class AM           AAA            Aaa             AAA
         Class AJ           AAA            Aaa             AAA
         Class B            AA             Aa2             AA
         Class C            AA-            Aa3             AA-
         Class D             A              A2              A

      The ratings on the offered certificates address the likelihood of the timely receipt by their holders of all payments of interest to which they are entitled on each distribution date and the ultimate receipt by their holders of all payments of principal to which they are entitled on or before the rated final distribution date. The ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the offered

                                       241

certificates, and the extent to which the payment stream from the mortgage pool is adequate to make payments of interest and/or principal required under the offered certificates.

      The ratings on the respective classes of offered certificates do not represent any assessment of--

      o     the tax attributes of the offered certificates or of the trust;

      o     whether or to what extent prepayments of principal may be received on the mortgage loans;

      o     the likelihood or frequency of prepayments of principal on the mortgage loans;

      o     the degree to which the amount or frequency of prepayments of principal on the mortgage loans might differ from those originally anticipated;

      o     whether or to what extent the interest payable on any class of offered certificates may be reduced in connection with Net Aggregate
            Prepayment Interest Shortfalls; and

      o     whether and to what extent prepayment premiums, yield maintenance charges, Penalty Interest or Additional Interest will be received.

      Also, a security rating does not represent any assessment of the yield to maturity that investors may experience.

      There can be no assurance as to whether any rating agency not requested to rate the offered certificates will nonetheless issue a rating to any class of offered certificates and, if so, what the rating would be. A rating assigned to any class of offered certificates by a rating agency that has not been requested by us to do so may be lower than the rating assigned thereto by S&P, Moody's or
Fitch.

      The ratings on the offered certificates should be evaluated independently from similar ratings on other types of securities. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. See
"Rating" in the accompanying base prospectus.

                                       242

                                    GLOSSARY

      The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus supplement, including in any of the annexes to this prospectus supplement.

      "10000 BUSINESS BLVD. B-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the 10000 Business Blvd. Intercreditor
            Agreement as "Note B," with an unpaid principal balance of
            $4,467,355 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the 10000 Business Blvd.
            Mortgaged Property as the 10000 Business Blvd. Trust Mortgage Loan.

      "10000 BUSINESS BLVD. BORROWER" means the borrower under the 10000
Business Blvd. Loan Combination.

      "10000 BUSINESS BLVD. INTERCREDITOR AGREEMENT" means the co-lender agreement by and between the holders of the 10000 Business Blvd. Trust Mortgage
Loan and the 10000 Business Blvd. B-Note Non-Trust Mortgage Loan. Following the
inclusion of the 10000 Business Blvd. Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the 10000 Business Blvd. Intercreditor Agreement.

      "10000 BUSINESS BLVD. LOAN COMBINATION" means, collectively, the 10000
Business Blvd. Trust Mortgage Loan and the 10000 Business Blvd. B-Note Non-Trust
Mortgage Loan.

      "10000 BUSINESS BLVD. TRUST MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as 10000 Business
Blvd.

      "10000 BUSINESS BLVD. TRUST MORTGAGE LOAN" means that loan that--

      o     is part of the issuing entity,

      o     has been designated under the 10000 Business Blvd. Intercreditor
            Agreement as "Note A," with an unpaid principal balance of
            $6,637,500 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the 10000 Business Blvd.
            Mortgaged Property as is the 10000 Business Blvd. B-Note Non-Trust
            Mortgage Loan.

      "30/360 BASIS" means the accrual of interest calculated on the basis of a
360-day year consisting of twelve 30-day months.

      "4010 AIRPARK DRIVE B-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the 4010 Airpark Drive Intercreditor
            Agreement as "Note B," with an unpaid principal balance of
            $4,180,704 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the 4010 Airpark Drive
            Mortgaged Property as the 4010 Airpark Drive Trust Mortgage Loan.

      "4010 AIRPARK DRIVE BORROWER" means the borrower under the 4010 Airpark
Drive Loan Combination.

                                       243

      "4010 AIRPARK DRIVE INTERCREDITOR AGREEMENT" means the co-lender agreement by and between the holders of the 4010 Airpark Drive Trust Mortgage Loan and the
4010 Airpark Drive B-Note Non-Trust Mortgage Loan. Following the inclusion of the 4010 Airpark Drive Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the 4010 Airpark Drive Intercreditor Agreement.

      "4010 AIRPARK DRIVE LOAN COMBINATION" means, collectively, the 4010
Airpark Drive Trust Mortgage Loan and the 4010 Airpark Drive B-Note Non-Trust
Mortgage Loan.

      "4010 AIRPARK DRIVE TRUST MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as 4010 Airpark
Drive.

      "4010 AIRPARK DRIVE TRUST MORTGAGE LOAN" means that loan that--

      o     is part of the issuing entity,

      o     has been designated under the 4010 Airpark Drive Intercreditor
            Agreement as "Note A," with an unpaid principal balance of
            $5,936,250 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the 4010 Airpark Drive
            Mortgaged Property as the 4010 Airpark Drive B-Note Non-Trust
            Mortgage Loan.

      "ACCEPTABLE INSURANCE DEFAULT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any default under the related loan documents resulting from (i) the exclusion of acts of terrorism from coverage under the related "all risk" casualty insurance policy maintained on the related mortgaged real property and (ii) the related borrower's failure to obtain insurance that specifically covers acts of terrorism, but only if the special servicer has determined, in its reasonable judgment, exercised in accordance with the Servicing Standard, that (a) such insurance is not available at commercially reasonable rates and the relevant hazards are not commonly insured against by prudent owners of similar real properties in similar locales
(but only by reference to such insurance that has been obtained by such owners at current market rates) or (b) such insurance is not available at any rate. In making such determination, the special servicer will be entitled to rely on the opinion of an insurance consultant at the expense of the trust.

      "ACTUAL/360 BASIS" means the accrual of interest calculated on the basis of the actual number of days elapsed during any calendar month (or other applicable accrual period) in a year assumed to consist of 360 days.

      "ADDITIONAL INTEREST" means (i) with respect to any ARD Loan in the trust fund, the additional interest accrued with respect to that mortgage loan as a result of the marginal increase in the related mortgage interest rate upon passage of the related anticipated repayment date, as that additional interest may compound in accordance with the terms of that mortgage loan and (ii) with respect to any Converting Loan in the trust fund, the additional interest, in excess of the original fixed rate, that may accrue with respect to that mortgage loan as a result of the conversion of the mortgage loan from bearing interest at a fixed rate to bearing interest on a floating rate.

      "ADDITIONAL TRUST FUND EXPENSE" means any of certain specified expenses of the trust that, in each case, generally:

      o     arises out of a default on a mortgage loan or in respect of a mortgage loan as to which a default is imminent or arises out of an otherwise unanticipated event; and

      o     is not covered by a servicing advance or a corresponding collection from the related borrower.

      Examples of some Additional Trust Fund Expenses are set forth under
"Description of the Offered Certificates--Reductions to Certificate Principal
Balances in Connection with Realized Losses and Additional Trust Fund Expenses"
in this prospectus supplement.

      "ADVANCE" means a P&I advance or a servicing advance made, or that may be made, under the pooling and servicing agreement.

                                       244

      "A-NOTE TRUST MORTGAGE LOAN" means any of the Peter Cooper Village and
Stuyvesant Town A-Note Trust Mortgage Loan, the Fort Henry Mall A-Note Trust
Mortgage Loan and the FRIS Chicken A-Note Trust Mortgage Loan.

      "A-NOTE NON-TRUST MORTGAGE LOAN" means any of the Peter Cooper Village and
Stuyvesant Town A-Note Non-Trust Mortgage Loan, the Fort Henry Mall A-Note
Non-Trust Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan.

      "APPRAISAL REDUCTION AMOUNT" means, for any mortgage loan as to which an
Appraisal Trigger Event has occurred, an amount that will equal the excess, if any, of "x" over "y" where--

      1.    "x" is an amount, as calculated by the special servicer, in consultation with the controlling class representative, as of the determination date immediately succeeding the date on which the special servicer obtains knowledge of the occurrence of the relevant
            Appraisal Trigger Event, if no new appraisal (or letter update or internal valuation) is required, or otherwise the date on which the appraisal (or letter update or internal valuation, if applicable) is obtained, and each anniversary of such determination date thereafter so long as appraisals are required to be obtained in connection with the subject mortgage loan, equal to the sum (without duplication)
            of:

            (a)   the Stated Principal Balance of the subject mortgage loan;

            (b)   to the extent not previously advanced by or on behalf of the applicable master servicer, the special servicer or the
                  trustee, all unpaid interest accrued on the subject mortgage loan through the most recent due date prior to the date of determination at the related Net Mortgage Rate (exclusive of any portion thereof that constitutes Additional Interest);

            (c)   all accrued but unpaid (from related collections) master
                  servicing fees and special servicing fees with respect to the subject mortgage loan and, without duplication, all accrued or otherwise incurred but unpaid (from related collections)
                  Additional Trust Fund Expenses with respect to the subject mortgage loan;

            (d)   all related unreimbursed Advances made by or on behalf of the applicable master servicer or the trustee with respect to the subject mortgage loan, together with (i) interest on those
                  Advances and (ii) any related Unliquidated Advances; and

            (e)   all currently due and unpaid real estate taxes and unfunded improvement reserves and assessments, insurance premiums and, if applicable, ground rents with respect to the related
                  mortgaged real property; and

      2.    "y" is equal to the sum of (x) 90% of an amount equal to (i) the resulting appraised or estimated value of the related mortgaged real property or REO Property, which value may be subject to reduction by the special servicer based on its review of the related appraisal and other relevant information (without implying any duty to do so), reduced, to not less than zero, by (ii) the amount of any
            obligations secured by liens on the property that are prior to the lien of the subject mortgage loan and estimated liquidation expenses, and (y) all escrows, reserves and letters of credit held as additional collateral with respect to the subject mortgage loan.

      If, however, any required appraisal, letter update or internal valuation is not obtained or performed within 60 days of the relevant Appraisal Trigger
Event, then until the required appraisal or other valuation is obtained or performed, the Appraisal Reduction Amount for the subject mortgage loan will equal 25% of the Stated Principal Balance of that mortgage loan.

      The foregoing notwithstanding, in the case of any Loan Combination, any
Appraisal Reduction Amount will be calculated as if it were a single loan, and then will be allocated first to the related B-Note Non-Trust Loan, in each case up to the outstanding principal balance thereof, and then to the applicable
A-Note Trust Mortgage Loan and the related A-Note Non-Trust Mortgage Loan, pro rata.

                                       245

      "APPRAISAL TRIGGER EVENT" means, with respect to any mortgage loan in the trust, any of the following events:

      o     the mortgage loan has been modified by the special servicer in a manner that affects the amount or timing of any monthly debt service payment due on it, other than a balloon payment (except, or in addition to, bringing monthly debt service payments current and extending the maturity date for less than six months);

      o     the related borrower fails to make any monthly debt service payment with respect to the mortgage loan and the failure continues for 60 days;

      o     60 days following the receipt by the special servicer of notice that a receiver has been appointed and continues in that capacity with respect to the mortgaged real property securing the mortgage loan;

      o     60 days following the receipt by the special servicer of notice that the related borrower has become the subject of a bankruptcy proceeding;

      o     the mortgaged real property securing the mortgage loan becomes an
            REO Property; or

      o     any balloon payment on such mortgage loan has not been paid by the
            60th day following its scheduled maturity date, so long as the applicable master servicer has, on or prior to the 60th day after the due date of that balloon payment, received written evidence from an institutional lender of such lender's binding commitment to refinance the mortgage loan within 120 days after the due date of such balloon payment, provided the borrower continues, during that period, to make in respect of each due date without omission, monthly payments equivalent to the monthly payments previously due under the mortgage loan prior to its maturity date.

      For purposes of the foregoing, each Loan Combination will be treated as a single mortgage loan.

      "ARD LOAN" means any mortgage loan in, or to be included in, the trust fund, that has the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--ARD Loans" in this prospectus supplement and identified on Annex A-1 to this prospectus supplement as an "ARD Loan."

      "AVAILABLE DISTRIBUTION AMOUNT" means, with respect to any distribution date:

      (a)   an amount equal to the sum, without duplication, of the following amounts:

            (i)   the aggregate of all amounts on deposit in the master
                  servicers' collection accounts and the certificate
                  administrator's distribution account as of the close of
                  business on the related determination date and the amounts collected by or on behalf of the master servicers as of the close of business on such determination date and required to be deposited in the collection account;

            (ii)  the aggregate amount of all P&I advances made by either master servicer or the trustee for distribution on the certificates on that distribution date;

            (iii) the aggregate amount transferred from the special servicer's
                  REO account and/or any separate custodial account maintained with respect to a Loan Combination to the applicable master servicer's collection account during the month of that
                  distribution date, on or prior to the date on which P&I
                  advances are required to be made in that month;

            (iv)  the aggregate amount deposited by the master servicers in their collection accounts for that distribution date in
                  connection with Prepayment Interest Shortfalls and any
                  shortfalls in interest caused by the application of a
                  condemnation award or casualty insurance proceeds to prepay a mortgage loan; and

                                       246

            (v)   for each distribution date occurring in March, the aggregate of all interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis or an
                  Actual/365 Basis deposited in the certificate administrator's distribution account;

      exclusive of

      (b)   any portion of the amounts described in clause (a) above that represents one or more of the following:

            (i)   any monthly debt service payments collected but due on a due date after the end of the related collection period;

            (ii)  all amounts in the master servicers' collection accounts or the certificate administrator's distribution account that are payable or reimbursable to any person other than the
                  certificateholders from:

                  (A)   the master servicers' collection accounts, including,
                        but not limited to, servicing compensation, as described
                        under "Servicing of the Mortgage Loans--Collection
                        Account--Withdrawals" in this prospectus supplement; and

                  (B)   the certificate administrator's distribution account,
                        including, but not limited to, trust administration
                        fees, as described under "Description of the Offered
                        Certificates--Distribution Account--Withdrawals" in this
                        prospectus supplement;

            (iii) any prepayment premiums and yield maintenance charges;

            (iv)  any Additional Interest on the Converting Loans (which is separately distributed to the holders of the class Y
                  certificates);

            (v)   any Additional Interest on the ARD Loans (which is separately distributed to the holders of the class Z certificates);

            (vi)  if such distribution date occurs during February of any year or during January of any year that is not a leap year, the interest reserve amounts in respect of each mortgage loan that accrues interest on an Actual/360 Basis or an Actual/365 Basis to be deposited in the certificate administrator's interest reserve account and held for future distribution; and

            (vii) any amounts deposited in the master servicers' collection account or the certificate administrator's distribution
                  account in error.

      In no event will the Available Distribution Amount include amounts payable to the holders of the B-Note Non-Trust Loans.

      "B-NOTE LOAN NOTEHOLDER" means the holder of a B-Note Non-Trust Loan.

      "B-NOTE NON-TRUST LOAN" means the FRIS Chicken B-Note Non-Trust Loan, the
MezzCap B-Note Non-Trust Loans, the 10000 Business Blvd. B-Note Non-Trust Loan
and the 4010 Airpark Drive B-Note Non-Trust Loan.

      "CLASS A-SB PLANNED PRINCIPAL BALANCE" means, with respect to the class
A-SB certificates for any distribution date, the principal balance specified for that distribution date on Annex E to this prospectus supplement. The principal balances set forth on Annex E to this prospectus supplement were calculated using, among other things, the Modeling Assumptions and a 0% CPR. Based on the
Modeling Assumptions and a 0% CPR, the total principal balance of the class A-SB certificates on each distribution date would be reduced to approximately the scheduled principal balance indicated for that distribution date on Annex E to this prospectus supplement. There is no assurance, however, that the mortgage loans will perform in conformity with the Modeling Assumptions. Therefore, there can be no assurance that the total principal balance of the class A-SB certificates on any distribution

                                       247

date will be equal to (and, furthermore, following retirement of the class A-1,
A-2 and A-3 certificates, that total principal balance may be less than) the principal balance that is specified for that distribution date on Annex E to this prospectus supplement.

      "CLEARSTREAM" means Clearstream Banking Luxembourg.

      "CLOSING DATE" means the date of the initial issuance of the offered certificates, which will be on or about March 14, 2007.

      "CMSA" means the Commercial Mortgage Securities Association, an international trade organization for the commercial real estate capital markets.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "CONVERTING LOAN" means any mortgage loan in, or to be included in, the trust fund, that has the characteristics described in the first paragraph under
"Description of the Mortgage Pool--Terms and Conditions of the Mortgage
Loans--Converting Loans" in this prospectus supplement and identified on Annex
A-1 to this prospectus supplement as a "Converting Loan."

      "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

      "CROSSED LOAN" means a mortgage loan in the trust fund that is cross-collateralized and cross-defaulted with one or more other mortgage loans in the trust fund.

      "CROSSED GROUP" means a group of related Crossed Loans.

      "DETROIT RIVERVIEW MEDICAL COMPLEX B-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the Detroit Riverview Medical Complex
            Intercreditor Agreement as "Note B," with an unpaid principal balance of $777,500.00 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the Detroit Riverview
            Medical Complex Mortgaged Property as is the Detroit Riverview
            Medical Complex Trust Mortgage Loan.

      "DETROIT RIVERVIEW MEDICAL COMPLEX BORROWER" means the borrower under the
Detroit Riverview Medical Complex Loan Combination.

      "DETROIT RIVERVIEW MEDICAL COMPLEX INTERCREDITOR AGREEMENT" means the co-lender agreement by and among the holders of the Detroit Riverview Medical
Complex Trust Mortgage Loan and the Detroit Riverview Medical Complex B-Note
Non-Trust Mortgage Loan. Following the inclusion of the Detroit Riverview
Medical Complex Trust Mortgage Loan in the trust fund, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the Detroit
Riverview Medical Complex Intercreditor Agreement.

      "DETROIT RIVERVIEW MEDICAL COMPLEX LOAN COMBINATION" means, collectively, the Detroit Riverview Medical Complex Trust Mortgage Loan and the Detroit
Riverview Medical Complex B-Note Non-Trust Mortgage Loan.

      "DETROIT RIVERVIEW MEDICAL COMPLEX MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Detroit
Riverview Medical Complex.

      "DETROIT RIVERVIEW MEDICAL COMPLEX TRUST MORTGAGE LOAN" means the loan that -

      o     is part of the issuing entity,

                                       248

      o     has been designated under the Detroit Riverview Medical Complex
            Intercreditor Agreement as the "Note A," with an unpaid principal balance of $11,665,000 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the Detroit Riverview
            Medical Complex Mortgaged Property as is the Detroit Riverview
            Medical Complex B-Note Non-Trust Mortgage Loan.

      "DTC" means The Depository Trust Company.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

      "EUROCLEAR" means Euroclear Bank S.A./N.V., as operator of the Euroclear
System.

      "EXEMPTION" means, collectively, Prohibited Transaction Exemption 90-29
(granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated) and Prohibited
Transaction Exemption 90-30 (granted to Bear Stearns & Co. Inc.), each as amended by Prohibited Transaction Exemptions 97-34, 2000-58 and 2002-41, and as
may be amended from time to time, or any successor thereto, all as issued by the
U.S. Department of Labor.

      "EXEMPTION-FAVORED PARTY" means any of--

      o     Merrill Lynch, Pierce, Fenner & Smith Incorporated;

      o     any person directly or indirectly, through one or more
            intermediaries, controlling, controlled by or under common control with any entity referred to in the prior bullet; and

      o     any member of the underwriting syndicate or selling group of which a person described in the prior two bullets is a manager or co-manager with respect to those mortgage pass-through certificates.

      "FITCH" means Fitch, Inc.

      "FORT HENRY MALL A-NOTE NON-TRUST MORTGAGE LOAN" means, following each related future advance, each loan that--

      o     is not a part of the trust fund,

      o     has been designated under the Fort Henry Mall Intercreditor
            Agreement as a "Future Advance Note," with an aggregate maximum principal balance of $5,100,000, and

      is secured by the same mortgage encumbering the Fort Henry Mall Mortgaged
Property as is the Fort Henry Mall Trust Mortgage Loan.

      "FORT HENRY MALL BORROWER" means the borrower under the Fort Henry Mall
Loan Combination.

      "FORT HENRY MALL INTERCREDITOR AGREEMENT" means, the co-lender agreement by and between the holders of the Fort Henry Mall Trust Mortgage Loan and each
Fort Henry Mall A-Note Non-Trust Mortgage Loan. Following the inclusion of the
Fort Henry Mall Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the
Fort Henry Mall Intercreditor Agreement.

      "FORT HENRY MALL LOAN COMBINATION" means, collectively, the Fort Henry
Mall Trust Mortgage Loan and each Fort Henry Mall A-Note Non-Trust Mortgage Loan
(upon funding).

      "FORT HENRY MALL MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as Fort Henry Mall.

      "FORT HENRY MALL TRUST MORTGAGE LOAN" means that loan that--

      o     is part of the issuing entity,

                                       249

      o     has been designated under the Fort Henry Mall Intercreditor
            Agreement as the "Initial Note," with an unpaid principal balance of
            $39,500,000 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the Fort Henry Mall
            Mortgaged Property as is the Fort Henry Mall A-Note Non-Trust
            Mortgage Loan.

      "FRIS CHICKEN A-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the FRIS Chicken Intercreditor Agreement as "Note A-1," with an original principal balance of $25,000,000,
            and

      o     is secured by the same mortgage encumbering the FRIS Chicken
            Mortgaged Property as is the FRIS Chicken Trust Mortgage Loan and
            the FRIS Chicken B Note Non-Trust Mortgage Loan.

      "FRIS CHICKEN B-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the FRIS Chicken Intercreditor Agreement as "Note B," with an original principal balance of $25,000,000, and

      o     is secured by the same mortgage encumbering the FRIS Chicken
            Mortgaged Property as is the FRIS Chicken Trust Mortgage Loan and
            the FRIS Chicken A-Note Non-Trust Mortgage Loan.

      "FRIS CHICKEN BORROWER" means the borrower under the FRIS Chicken Loan
Combination.

      "FRIS CHICKEN CONTROLLING PARTY" means, with respect to the FRIS Chicken
Loan Combination, the holder of the FRIS Chicken B-Note Non-Trust Mortgage Loan, subject to certain conditions in the FRIS Chicken Intercreditor Agreements and as set forth in "Description of the Mortgage Pool--The Loan Combinations--The
FRIS Chicken Loan Combination."

      "FRIS CHICKEN INTERCREDITOR AGREEMENTS" means, collectively (i) the co-lender agreement by and between the holders of the FRIS Chicken Trust
Mortgage Loan and the FRIS Chicken A-Note Non-Trust Mortgage Loan and (ii) the
co-lender agreement by and among the holders of the FRIS Chicken Trust Mortgage
Loan, the FRIS Chicken A-Note Non-Trust Mortgage Loan and the FRIS Chicken
B-Note Non-Trust Mortgage Loan. Following the inclusion of the FRIS Chicken
Trust Mortgage Loan in the trust fund, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the FRIS Chicken
Intercreditor Agreements.

      "FRIS CHICKEN LOAN COMBINATION" means, collectively, the FRIS Chicken
Trust Mortgage Loan, the FRIS Chicken A-Note Non-Trust Mortgage Loan and the
FRIS Chicken B-Note Non-Trust Mortgage Loan.

      "FRIS CHICKEN MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as FRIS Chicken.

      "FRIS CHICKEN TRUST MORTGAGE LOAN" means the loan that -

      o     is part of the issuing entity,

      o     has been designated under the FRIS Chicken Intercreditor Agreement as the "Note A-2," with an original principal balance of
            $25,000,000, and

      o     is secured by the same mortgage encumbering the FRIS Chicken
            Mortgaged Property as is the FRIS Chicken A-Note Non-Trust Mortgage
            Loan and the FRIS Chicken B-Note Non-Trust Mortgage Loan.

      "IRS" means the Internal Revenue Service.

                                       250

      "LOAN COMBINATION" means any of the Peter Cooper Village and Stuyvesant
Town Loan Combination, the Fort Henry Mall Loan Combination, the FRIS Chicken
Loan Combination, the MezzCap Loan Combinations, the 10000 Business Blvd. Loan
Combination and the 4010 Airpark Drive Loan Combination.

      "LOAN COMBINATION CONTROLLING PARTY" means either of the Peter Cooper
Village and Stuyvesant Town Controlling Party and the FRIS Chicken Controlling
Party.

      "LOAN COMBINATION INTERCREDITOR AGREEMENT" means any of the Peter Cooper
Village and Stuyvesant Town Intercreditor Agreement, the Fort Henry Mall
Intercreditor Agreement, the FRIS Chicken Intercreditor Agreement, the MezzCap
Intercreditor Agreements, the 10000 Business Blvd. Intercreditor Agreement and
the 4010 Airpark Drive Intercreditor Agreement.

      "LOAN GROUP 1 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 1.

      "LOAN GROUP 2 PRINCIPAL DISTRIBUTION AMOUNT" means, in general, the portion of the Principal Distribution Amount attributable to the mortgage loans in loan group 2.

      "MEZZCAP B-NOTE NON-TRUST MORTGAGE LOANS" means the Detroit Riverview
Medical Complex B-Note Non-Trust Mortgage Loan and the St. Luke's Cornwall
Medical Complex B-Note Non-Trust Mortgage Loan.

      "MEZZCAP INTERCREDITOR AGREEMENTS" means the Detroit Riverview Medical
Complex Intercreditor Agreement and the St. Luke's Cornwall Medical Complex
Intercreditor Agreement.

      "MEZZCAP LOAN COMBINATIONS" means the Detroit Riverview Medical Complex
Loan Combination and the St. Luke's Cornwall Medical Complex Loan Combination.

      "MEZZCAP MATERIAL DEFAULT" means, with respect to a MezzCap Loan
Combination, one of the following events: (a) either of the related underlying mortgage loan or B-Note Non-Trust Loan has been accelerated; (b) a continuing monetary default; or (c) a bankruptcy action has been filed by or against the related borrower.

      "MEZZCAP TRUST MORTGAGE LOANS" means the Detroit Riverview Medical Complex
Trust Mortgage Loan and the St. Luke's Cornwall Medical Complex Trust Mortgage
Loan.

      "MODELING ASSUMPTIONS" means, collectively, the following assumptions regarding the certificates and the mortgage loans in, or to be included in, the trust fund:

      o     the mortgage loans have the characteristics set forth on Annex A-1, and the initial mortgage pool balance is approximately
            $4,417,019,866; and the mortgage loans are allocated to loan group 1 and loan group 2 as described in this prospectus supplement;

      o     the initial total principal balance or notional amount, as the case may be, of each class of certificates is as described in this prospectus supplement;

      o     the pass-through rate for each class of certificates is as described in this prospectus supplement;

      o     there are no delinquencies or losses with respect to the mortgage loans;

      o     there are no modifications, extensions, waivers or amendments affecting the monthly debt service payments by borrowers on the mortgage loans;

      o     there are no Appraisal Reduction Amounts with respect to the mortgage loans;

      o     there are no casualties or condemnations affecting the corresponding mortgaged real properties;

      o     each of the mortgage loans provides monthly debt service payments to be due on the first day of each month, and accrues interest on the basis described in this prospectus supplement, which is any of an
            Actual/360 Basis or a 30/360 Basis;

                                       251

      o     all prepayments on the mortgage loans are assumed to be accompanied by a full month's interest;

      o     there are no breaches of our representations and warranties regarding the mortgage loans;

      o     no voluntary or involuntary prepayments are received as to any mortgage loan during that mortgage loan's lockout period, yield maintenance period or defeasance period, in each case if any;

      o     each ARD Loan is paid in full on its anticipated repayment date;

      o     except as otherwise assumed in the immediately preceding two bullets, prepayments are made on each of the mortgage loans at the indicated CPRs set forth in the subject tables, without regard to any limitations in those mortgage loans on partial voluntary principal prepayments;

      o     each Converting Loan is paid in full on the first payment date when no prepayment charge is due;

      o     no person or entity entitled thereto exercises its right of optional termination described in this prospectus supplement under
            "Description of the Offered Certificates--Termination";

      o     no mortgage loan is required to be repurchased by any mortgage loan seller;

      o     any mortgage loans that allow a choice between yield maintenance or fixed penalties and defeasance have been assumed to be mortgage loans providing for voluntary prepayment with prepayment
            consideration in the form of yield maintenance or fixed penalties, as applicable;

      o     no prepayment premiums or yield maintenance charges are collected;

      o     with respect to mortgage loan numbers 81 and 82, each month excess cash will be available and be used to pay down the principal balance of the related mortgage loan as described in the amortization schedules set forth on Annex A-5 and Annex A-6 to this prospectus supplement;

      o     there are no Additional Trust Fund Expenses;

      o     payments on the offered certificates are made on the 12th day of each month, whether or not a business day, commencing in April 2007;
            and

      o     the offered certificates are settled on March 14, 2007.

      "MOODY'S" means Moody's Investors Service, Inc.

      "NET AGGREGATE PREPAYMENT INTEREST SHORTFALL" means, with respect to any distribution date, the excess, if any, of--

      o     the Prepayment Interest Shortfalls incurred with respect to the mortgage pool during the related collection period, over

      o     the total payments made by the master servicers to cover those
            Prepayment Interest Shortfalls.

      "NET MORTGAGE RATE" means with respect to any mortgage loan, in general, a per annum rate equal to the related mortgage interest rate in effect from time to time (without regard to the Additional Interest distributable to the class Y and class Z certificates), minus the sum of the applicable master servicing fee rate under the pooling and servicing agreement (which includes the rate at which any primary servicing fees accrue) and the per annum rate at which the monthly trust administration fee is calculated; provided, however, that for purposes of calculating the Weighted Average Net Mortgage Rate and the respective pass-through rates for the class A-2FL REMIC II regular interest, the class
A-3FL REMIC II regular interest, the class A-4FL REMIC II regular interest, the class AM-FL REMIC II regular interest, the class AJ-FL REMIC II regular interest and the various classes of the non-fixed rate interest-bearing certificates, from time to time--

                                       252

      o     the Net Mortgage Rate for the subject mortgage loan will be calculated without regard to any modification, waiver or amendment of the terms of such mortgage loan, or any other change in the related mortgage interest rate, subsequent to the date of issuance of the certificates, and

      o     if any mortgage loan does not accrue interest on the basis of a
            360-day year consisting of twelve 30-day months, then the Net
            Mortgage Rate of such mortgage loan for any one-month period preceding a related due date will be the annualized rate at which interest would have to accrue in respect of such loan on the basis of a 360-day year consisting of twelve 30-day months in order to produce, in general, the aggregate amount of interest actually accrued in respect of such loan during such one-month period at the related mortgage interest rate (net of the aggregate per annum rate at which the related master servicing fee and the trust
            administration fee are calculated under the pooling and servicing agreement), except that, with respect to any such mortgage loan, the
            Net Mortgage Rate for the one-month period (a) prior to the respective due dates in January and February in any year which is not a leap year or in February in any year which is a leap year will be determined so as to produce an aggregate amount of interest that excludes any related interest reserve amount transferred to the certificate administrator's interest reserve account in respect of that one-month period and (b) prior to the due date in March will be determined so as to produce an aggregate amount of interest that includes the related interest reserve amount(s) retained in the certificate administrator's interest reserve account for the respective one-month periods prior to the due dates in January and
            February in any year which is not a leap year or the one-month period prior to the due date in February in any year which is a leap year.

      As of the cut-off date (without regard to the adjustment described in the proviso to the prior sentence), the Net Mortgage Rates for the mortgage loans ranged from 4.96949% per annum to 7.47949%, with a weighted average of those Net
Mortgage Rates of 5.92443% per annum. See "Servicing of the Mortgage
Loans--Servicing and Other Compensation and Payment of Expenses" in this prospectus supplement.

      "NONRECOVERABLE ADVANCE" means any Advance previously made or proposed to be made, or any Workout-Delayed Reimbursement Amount previously made, with respect to any mortgage loan or REO Property that is determined, in accordance with the pooling and servicing agreement, not to be ultimately recoverable, together with interest accrued on that Advance, from payments or other collections on or with respect to that mortgage loan or REO Property (or, in the case of an A-Note Trust Mortgage Loan, on or with respect to the related Loan
Combination).

      "NON-TRUST LOAN NOTEHOLDER" means the holder of a Non-Trust Loan.

      "NON-TRUST LOAN" means any of the Peter Cooper Village and Stuyvesant Town
A-Note Non-Trust Loans, any Fort Henry Mall A-Note Non-Trust Loan, the FRIS
Chicken A-Note Non-Trust Loan, the FRIS Chicken B-Note Non-Trust Loan, MezzCap
B-Note Non-Trust Loans, the 10000 Business Blvd. B-Note Non-Trust Loan and the
4010 Airpark Drive B-Note Non-Trust Loan.

      "P&I" means principal and/or interest payments, excluding balloon payments, required to be paid in respect of a mortgage loan in accordance with the schedule for repayment provided for by that mortgage loan.

      "PARTY IN INTEREST" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of section 4975(e)(2) of the Code.

      "PENALTY INTEREST" means any interest, other than late payment charges,
Additional Interest, prepayment premiums or yield maintenance charges, that--

      o     accrues on a defaulted mortgage loan solely by reason of the subject default; and

      o     is in excess of all interest at the related mortgage interest rate.

      "PERMITTED ENCUMBRANCES" means, with respect to any mortgaged real property securing a mortgage loan, any and all of the following in, or to be included in, the trust fund:

                                       253

      o     the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties;

      o     covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or a marked-up commitment binding upon the title insurer;

      o     exceptions and exclusions specifically referred to in the related lender's title insurance policy or, if that policy has not yet been issued, referred to in a pro forma title policy or marked-up commitment binding upon the title insurer;

      o     other matters to which like properties are commonly subject;

      o     the rights of tenants, as tenants only, under leases and subleases, pertaining to the related mortgaged real property;

      o     if the related mortgage loan is cross-collateralized with any other mortgage loan within the mortgage pool, the lien of the mortgage for the other mortgage loan(s) contained in the same group of
            cross-collateralized loans; and

      o     if the related mortgaged real property consists of one or more units in a condominium, the related condominium declaration,

none of which, as represented by the related mortgage loan seller in the related mortgage loan purchase agreement (subject to any exceptions set forth in that agreement), materially interferes with the security intended to be provided by the related mortgage, the current principal use of the property or the current ability of the property to generate income sufficient to service the related mortgage loan.

      "PERMITTED INVESTMENTS" means U.S. government securities and other investment grade obligations, including:

      o     direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

      o     repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

      o     federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

      o     commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

      o     money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

                                       254

      o     any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN BORROWER" means the borrower under the Peter Cooper Village and Stuyvesant Town Loan Combination.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN CONTROLLING PARTY" means, the controlling class representative of the Wachovia 2007-C30 securitization.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN INTERCREDITOR AGREEMENT" means, the co-lender agreement by and between the holders of the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan and the Peter Cooper Village and
Stuyvesant Town A-Note Non-Trust Mortgage Loan. Following the inclusion of the
Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan in the issuing entity, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the Peter Cooper Village and Stuyvesant Town
Intercreditor Agreement.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN LOAN COMBINATION" means, collectively, the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan
and the Peter Cooper Village and Stuyvesant Town A Note Non-Trust Mortgage Loan.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as
Peter Cooper Village and Stuyvesant Town.

      "PETER COOPER VILLAGE AND STUYVESANT TOWN TRUST MORTGAGE LOAN" means that loan that--

      o     is part of the issuing entity,

      o     has been designated under the Peter Cooper Village and Stuyvesant
            Town Intercreditor Agreement as "Note A-5," with an unpaid principal balance of $800,000,000 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the Peter Cooper Village and Stuyvesant Town Mortgaged Property as is the Peter Cooper
            Village and Stuyvesant Town A Note Non-Trust Mortgage Loan.

      "PLAN" means any employee benefit plan, or other retirement plan, arrangement or account, that is subject to the fiduciary responsibility provisions of ERISA or section 4975 of the Code.

      "PREPAYMENT INTEREST EXCESS" means, with respect to any full or partial prepayment of a mortgage loan made by the related borrower during any collection period after the due date for that loan, the amount of any interest collected on that prepayment for the period following that due date, less the amount of related master servicing fees payable from that interest collection, and exclusive of any Penalty Interest and/or Additional Interest included in that interest collection.

      "PREPAYMENT INTEREST SHORTFALL" means, with respect to any full or partial prepayment of a mortgage loan voluntarily made by the related borrower during any collection period prior to the due date for that loan, the amount of any uncollected interest, without regard to any prepayment premium or yield maintenance charge actually collected, that would have accrued on that prepayment to, but not including, that due date at a rate per annum equal to the sum of the related Net Mortgage Rate for such mortgage loan and the trust administration fee rate (net of any Penalty Interest and Additional Interest, if
applicable).

                                       255

      "PRIMARY COLLATERAL" means the mortgaged real property directly securing a
Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization of that Crossed Loan with other related Crossed Loans.

      "PRINCIPAL DISTRIBUTION AMOUNT" means, with respect to each distribution date, the aggregate of the following (without duplication):

      (a)   the aggregate of the principal portions of all monthly debt service payments (other than balloon payments) due or deemed due on or in respect of the mortgage loans (including mortgage loans as to which the related mortgaged real properties have become REO Properties)
            for their respective due dates occurring during the related collection period, to the extent paid by the related borrower during or prior to, or otherwise received during, the related collection period or advanced by either master servicer or the trustee, as applicable, for such distribution date;

      (b)   the aggregate of all principal prepayments received on the mortgage loans during the related collection period;

      (c)   with respect to any mortgage loan as to which the related stated
            maturity date occurred during or prior to the related collection period, any payment of principal (other than a principal prepayment)
            made by or on behalf of the related borrower during the related collection period (including any balloon payment), net of any portion of such payment that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause
            (a) above;

      (d)   the aggregate of the principal portion of all liquidation proceeds, sale proceeds, insurance proceeds, condemnation proceeds and, to the extent not otherwise included in clause (a), (b) or (c) above, payments and revenues that were received on or in respect of the mortgage loans and REO Properties during the related collection period and that were identified and applied by the applicable master servicer and/or the special servicer as recoveries of principal of the mortgage loans, in each case net of any portion of such amounts that represents a recovery of the principal portion of any monthly debt service payment (other than a balloon payment) due or deemed due in respect of the related mortgage loan on a due date during or prior to the related collection period and included as part of the
            Principal Distribution Amount for such distribution date or any prior distribution date pursuant to clause (a) above; and

      (e)   if such distribution date is subsequent to the initial distribution date, the excess, if any, of the Principal Distribution Amount for the immediately preceding distribution date, over the aggregate distributions of principal made on the principal balance
            certificates on such immediately preceding distribution date;

provided that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Workout-Delayed
Reimbursement Amounts in respect of any particular mortgage loan that are reimbursed from principal collections on the mortgage pool during the related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs);
and

provided, further, that the Principal Distribution Amount for any distribution date will generally be reduced (to not less than zero) by any Nonrecoverable
Advances in respect of any particular mortgage loan (and advance interest thereon) that are reimbursed from principal collections on the mortgage pool during related collection period (although any of those amounts that were reimbursed from principal collections and are subsequently collected
(notwithstanding the nonrecoverability determination) on the related mortgage loan will be added to the Principal Distribution Amount for the distribution date following the collection period in which the subsequent collection occurs).

                                       256

      If the reimbursement of any Workout-Delayed Reimbursement Amount or
Nonrecoverable Advance (and accompanying interest) results in a reduction in the
Principal Distribution Amount for any distribution date, as contemplated by the provisos to the prior sentence, then that reduction shall, to the fullest extent permitted, be applied to the portion of the Principal Distribution Amount attributable to the loan group that includes the related mortgage loan before affecting the portion of the Principal Distribution Amount attributable to the other loan group. Any additions to the Principal Distribution Amount for any distribution date, as contemplated by the provisos to the first sentence of this definition, will be allocated between the respective portions of the Principal
Distribution Amount allocable to the two loan groups to offset the earlier corresponding reductions, generally in the reverse order in which the reductions were made.

      The payment of Additional Trust Fund Expenses with respect to any mortgage loan may result in a reduction of amounts allocable as principal of that mortgage loan and, accordingly, a smaller Principal Distribution Amount.

      The Principal Distribution Amount will not include any payments or other collections of principal on the Non-Trust Loans.

      "REALIZED LOSSES" mean losses arising from the inability to collect all amounts due and owing under any defaulted mortgage loan, including by reason of the fraud or bankruptcy of the borrower, modifications, bankruptcy or a casualty of any nature at the related mortgaged real property, to the extent not covered by insurance. The Realized Loss in respect of a liquidated mortgage loan (or related REO Property) is an amount generally equal to the excess, if any, of (a)
the outstanding principal balance of such mortgage loan as of the date of liquidation, together with (i) all accrued and unpaid interest thereon to but not including the due date in the collection period in which the liquidation occurred (exclusive of any Penalty Interest, Additional Interest, prepayment premiums or yield maintenance charges in respect of such mortgage loan) and (ii)
related servicing expenses and servicing advances (together with interest accrued thereon), and related Unliquidated Advances in respect of servicing advances, in any event not reimbursed from collections on the subject mortgage loan (or related REO Property), and any related due and unpaid servicing compensation (including principal recovery fees) and any other related unpaid
Additional Trust Fund Expenses, over (b) the aggregate amount of liquidation proceeds, if any, recovered in connection with such liquidation (net of any portion of such liquidation proceeds that is payable or reimbursable in respect of the related liquidation and other servicing expenses and, in the case of an
A-Note Trust Mortgage Loan, net of any portion of such liquidation proceeds payable to the holder of the related B-Note Non-Trust Loan. If any portion of the debt due under a mortgage loan (other than Additional Interest and Penalty
Interest) is forgiven, whether in connection with a modification, waiver or amendment granted or agreed to by the special servicer or in connection with a bankruptcy or similar proceeding involving the related borrower, the amount so forgiven also will be treated as a Realized Loss. Any reimbursement of Advances determined to be nonrecoverable from collections on the related mortgage loan
(and interest on such Advances) that are made from collections of principal that would otherwise be included in the Principal Distribution Amount, will be
Realized Losses.

      "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and sections 860A through 860G of the Code.

      "REO PROPERTY" means any mortgaged real property that is acquired by the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding mortgage loan.

      "RESTRICTED GROUP" means, collectively--

      1.    the trustee;

      2.    the Exemption-Favored Parties;

      3.    us;

      4.    the master servicers;

      5.    the special servicer;

                                       257

      6.    any sub-servicers;

      7.    the mortgage loan sellers;

      8.    the swap counterparty;

      9.    each borrower, if any, with respect to mortgage loans constituting more than 5.0% of the total unamortized principal balance of the mortgage pool as of the date of initial issuance of the offered certificates; and

      10.   any and all affiliates of any of the aforementioned persons.

      "RESTRICTED SERVICER REPORTS" means collectively, to the extent not filed with the Securities and Exchange Commission, the CMSA servicer watchlist, the
CMSA operating statement analysis report, the CMSA NOI adjustment worksheet, the
CMSA financial file, the CMSA comparative financial status report and the CMSA loan level reserve/LOC report.

      "S&P" means Standard & Poor's Ratings Services, a division of The
McGraw-Hill Companies, Inc.

      "SERVICING STANDARD" means, with respect to each master servicer or the special servicer, the obligation to service and administer the mortgage loans for which that party is responsible under the pooling and servicing agreement:

      o     in the same manner in which, and with the same care, skill, prudence and diligence with which, each master servicer or the special servicer, as the case may be, generally services and administers similar mortgage loans that either are part of other third-party portfolios, giving due consideration to customary and usual standards of practice of prudent institutional commercial mortgage loan servicers servicing mortgage loans for third parties, or are held as part of its own portfolio, whichever standard is higher;

      o     with a view to (i) the timely recovery of all scheduled payments of principal and interest under the mortgage loans, (ii) in the case of the special servicer, if a mortgage loan comes into and continues in default, the maximization of the recovery on that mortgage loan to the certificateholders and, in the case of a Loan Combination, the holder of the related B-Note Non-Trust Loan, all taken as a collective whole, on a net present value basis (the relevant discounting of the anticipated collections to be performed at the related mortgage interest rate) and (iii) the best interests (as determined by each master servicer or special servicer, as applicable, in its reasonable judgment) of the holders of the certificates and the trust fund and, in the case of a Loan
            Combination, the holder of the related B-Note Non-Trust Loan, taking into account, to the extent consistent with the related Loan
            Combination Intercreditor Agreement, the subordinate nature of the related B-Note Non-Trust Loan; and

      o     without regard to--

            1.    any relationship that each master servicer or the special
                  servicer, as the case may be, or any of its affiliates may have with any of the borrowers (or any affiliate thereof), us, any mortgage loan seller or any other party to the
                  transaction;

            2.    the ownership of any certificate by each master servicer or the special servicer, as the case may be, or by any of its affiliates;

            3.    the obligation of each master servicer or the special
                  servicer, as the case may be, to make Advances;

            4.    the right of each master servicer or the special servicer, as the case may be, to receive compensation or other fees for its services rendered pursuant to the pooling and servicing
                  agreement;

                                       258

            5.    the ownership, servicing or management by each master servicer or the special servicer, as the case may be, or any of its affiliates of any other loans or real properties not included in or securing, as the case may be, the mortgage pool;

            6.    any obligation of each master servicer or any of its
                  affiliates to repurchase or substitute a mortgage loan as a mortgage loan seller;

            7.    any obligation of each master servicer or any of its
                  affiliates to cure a breach of representation and warranty with respect to any mortgage loan; and

            8.    any debt each master servicer or the special servicer, as the case may be, or any of its affiliates, has extended to any of the borrowers or any affiliate thereof.

      "SERVICING TRANSFER EVENT" means, with respect to any mortgage loan serviced under the pooling and servicing agreement, any of the following events:

      1.    the related borrower fails to make when due any monthly debt service payment, including a balloon payment, and the failure continues unremedied--

            (a)   except in the case of a balloon payment, for 60 days; or

            (b)   solely in the case of a delinquent balloon payment, for 60 days, so long as the related borrower (A) continues to make in respect of each due date without omission, monthly payments equivalent to the monthly payments previously due under the mortgage loan prior to its maturity date, and (B) delivers a refinancing commitment within 60 days after the related
                  maturity date, then for such period (not to exceed 120 days)
                  beyond the related maturity date ending on the date on which it is determined that the refinancing could not reasonably be expected to occur;

      2.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a default in the making of a monthly debt service payment, including a balloon payment, is likely to occur and is likely to remain unremedied for at least 60 days;

      3.    the applicable master servicer or, with the consent of the controlling class representative, the special servicer determines in its reasonable judgment (exercised in accordance with the Servicing
            Standard) that a non-payment default (other than an Acceptable
            Insurance Default) has occurred under the mortgage loan that may materially impair the value of the corresponding mortgaged real property as security for the mortgage loan and the default continues unremedied beyond the applicable cure period under the terms of the mortgage loan or, if no cure period is specified, for 60 days, provided that a default that gives rise to an acceleration right without any cure period shall be deemed to have a cure period equal to zero;

      4.    various events of bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings occur with respect to the related borrower or the corresponding mortgaged real property, or the related borrower takes various actions indicating its bankruptcy, insolvency or inability to pay its obligations; or

      5.    the applicable master servicer receives notice of the commencement of foreclosure or similar proceedings with respect to the
            corresponding mortgaged real property.

      A Servicing Transfer Event will cease to exist, if and when:

      o     with respect to the circumstances described in clause 1. of this definition, the related borrower makes three consecutive full and timely monthly debt service payments under the terms of the mortgage loan, as those terms may be changed or modified in connection with a bankruptcy or

                                       259

            similar proceeding involving the related borrower or by reason of a modification, waiver or amendment granted or agreed to by the applicable master servicer or the special servicer;

      o     with respect to the circumstances described in clauses 2. and 4. of this definition, those circumstances cease to exist in the reasonable judgment of the special servicer (exercised in accordance with the Servicing Standard), but, with respect to any bankruptcy or insolvency proceedings contemplated by clause 4., no later than the entry of an order or decree dismissing the proceeding;

      o     with respect to the circumstances described in clause 3. of this definition, the default is cured in the judgment of the special servicer; and

      o     with respect to the circumstances described in clause 5. of this definition, the proceedings are terminated;

so long as at that time no other circumstance identified in clauses 1. through
5. of this definition continues to exist.

      If a Servicing Transfer Event exists with respect to the mortgage loan in a Loan Combination that will be included in the trust or any other loan in the related Loan Combination, it will also be considered to exist for each other mortgage loan in the subject Loan Combination; provided that, if the holder of a
B-Note Non-Trust Loan prevents the occurrence of a Servicing Transfer Event with respect to the related A-Note Trust Mortgage Loan through the exercise of cure rights as set forth in the related Loan Combination Intercreditor Agreement, then the existence of such Servicing Transfer Event with respect to that B-Note
Non-Trust Loan will not, in and of itself, result in the existence of a
Servicing Transfer Event with respect to the related A-Note Trust Mortgage Loan or cause the servicing of the related Loan Combination to be transferred to the special servicer, unless a separate Servicing Transfer Event has occurred with respect thereto.

      "STATED PRINCIPAL BALANCE" means, for each mortgage loan, an amount that:

      o     will initially equal its cut-off date principal balance (or, in the case of a replacement mortgage loan, its principal balance as of the date of substitution); and

      o     will be permanently reduced on each distribution date, to not less than zero, by--

            1.    all payments and other collections of principal, if any, with respect to that mortgage loan that are included as part of the
                  Principal Distribution Amount for such distribution date
                  pursuant to clause (a), clause (b), clause (c) and/or clause
                  (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary;

            2.    any amount of reduction in the outstanding principal balance of any mortgage loan resulting from a deficient valuation that occurred during the related collection period; and

            3.    any other related Realized Losses incurred during the related collection period that represents a loss of principal with respect to that mortgage loan.

      With respect to each mortgage loan relating to, and deemed to remain outstanding with respect to, an REO Property, the "Stated Principal Balance"
will be an amount equal to the Stated Principal Balance of that mortgage loan as of the date of the acquisition of the related REO Property, permanently reduced on each subsequent distribution date, to not less than zero, by:

      o     all amounts, if any, collected with respect to the related REO
            Property that are allocable as principal of the subject mortgage loan and that are included as part of the Principal Distribution
            Amount for such distribution date pursuant to clause (a), clause
            (b), clause (c) and/or clause (d) of, and without regard to the provisos to, the definition of "Principal Distribution Amount" in this glossary; and

                                       260

      o     any related Realized Loss incurred during the related collection period that represents a loss of principal with respect to the subject mortgage loan.

      o     "Unliquidated Advance" means, with respect to any mortgage loan, any
            Advance made by a party to the pooling and servicing agreement that:

      o     is not a Nonrecoverable Advance;

      o     has been reimbursed to the party that made the Advance as a
            Workout-Delayed Reimbursement Amount out of principal collections on other mortgage loans; and

      o     was originally made with respect to an item that has not been subsequently recovered out of collections on or proceeds of the subject mortgage loan or any related REO Property.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX B-NOTE NON-TRUST MORTGAGE LOAN" means that loan that--

      o     is not a part of the trust fund,

      o     has been designated under the St. Luke's Cornwall Medical Complex
            Intercreditor Agreement as "Note B," with an unpaid principal balance of $692,500.00 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the St. Luke's Cornwall
            Medical Complex Mortgaged Property as is the St. Luke's Cornwall
            Medical Complex Trust Mortgage Loan.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX BORROWER" means the borrower under the St. Luke's Cornwall Medical Complex Loan Combination.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX INTERCREDITOR AGREEMENT" means the co-lender agreement by and among the holders of the St. Luke's Cornwall Medical
Complex Trust Mortgage Loan and the St. Luke's Cornwall Medical Complex B-Note
Non-Trust Mortgage Loan. Following the inclusion of the St. Luke's Cornwall
Medical Complex Trust Mortgage Loan in the trust fund, the trust, acting through the trustee, will be the holder of that mortgage loan and a party to the St.
Luke's Cornwall Medical Complex Intercreditor Agreement.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX LOAN COMBINATION" means, collectively, the St. Luke's Cornwall Medical Complex Trust Mortgage Loan and
the St. Luke's Cornwall Medical Complex B-Note Non-Trust Mortgage Loan.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX MORTGAGED PROPERTY" means the mortgaged real property identified on Annex A-1 to this prospectus supplement as
St. Luke's Cornwall Medical Complex.

      "ST. LUKE'S CORNWALL MEDICAL COMPLEX TRUST MORTGAGE LOAN" means the loan that --

      o     is part of the issuing entity,

      o     has been designated under the St. Luke's Cornwall Medical Complex
            Intercreditor Agreement as the "Note A," with an unpaid principal balance of $10,874,000 as of the cut-off date, and

      o     is secured by the same mortgage encumbering the St. Luke's Cornwall
            Medical Complex Mortgaged Property as is the St. Luke's Cornwall
            Medical Complex B-Note Non-Trust Mortgage Loan.

      "UNRESTRICTED SERVICER REPORTS" means collectively, the CMSA delinquent loan status report, CMSA historical loan modification and corrected mortgage loan report, CMSA REO status report, CMSA advance recovery report and, if and to the extent filed with the Securities and Exchange Commission, such reports and files as would, but for such filing, constitute Restricted Servicer Reports.

                                       261

      "WEIGHTED AVERAGE NET MORTGAGE RATE" means, for any distribution date, the weighted average of the applicable Net Mortgage Rates for all the mortgage loans, weighted on the basis of their respective Stated Principal Balances immediately following the preceding distribution date.

      "WORKOUT-DELAYED REIMBURSEMENT AMOUNT" means, with respect to any mortgage loan that had been subject to special servicing and has subsequently been returned to performing status (including as a result of a modification of its terms), any Advance made with respect to that mortgage loan as of a date coinciding with or, depending on the circumstances, shortly before the date on which that mortgage loan stopped being specially serviced, together with interest on that Advance, to the extent that (a) such Advance is not reimbursed to the party that made it as of the date that the subject mortgage loan stopped being specially serviced and (b) the amount of such Advance becomes an obligation of the related borrower to pay such amount under the terms of the modified loan documents.

      The following defined terms and descriptions of underwriting standards are used in Annexes A-1 and A-2:

      (i)    References to "UW DSCR (x)" and "DSCR" are references to debt service coverage ratios. Debt service coverage ratios are used by income property lenders to measure the ratio of (a) cash currently generated by a property that is available for debt service (that is, cash that remains after average cost of non-capital expenses of operation, tenant improvements, leasing commissions and replacement reserves during the term of the mortgage loan) to
(b) required debt service payments. However, debt service coverage ratios only measure the current, or recent, ability of a property to service mortgage debt.
The UW DSCR (x) for any mortgage loan is the ratio of "UW Net Cash Flow"
produced by the related mortgaged real property to the annualized amount of debt service that will be payable under that mortgage loan commencing after the origination date; provided, however, for purposes of calculating the UW DSCR (x)
provided in this prospectus supplement with respect to one hundred thirty-six
(136) mortgage loans, representing approximately 37.5% of the initial mortgage pool balance, where periodic payments are interest-only for a certain amount of time after origination, after which period each mortgage loan amortizes principal for its remaining term, the debt service used is the annualized amount of debt service that will be payable under the mortgage loan commencing after the amortization period begins; and provided, further, that for purposes of calculating the UW DSCR(x) provided in this prospectus supplement with respect to forty-seven (47) mortgage loans, representing approximately 43.0% of the initial mortgage pool balance, where periodic payments are interest-only up to the related maturity date or, if applicable, the related anticipated repayment date, the debt service used is the product of (a) the principal balance of the subject mortgage loan as of the cut-off date and (b) the annual mortgage rate as adjusted for the interest accrual method.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the debt service coverage ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related mortgaged real property on a "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the debt service coverage ratios on the mortgage loans referred to in the foregoing sentence.

      (ii)   The "UW Net Cash Flow" or "UW NCF ($)" for a mortgaged real property is the "net cash flow" of such mortgaged real property as set forth in, or determined by the applicable mortgage loan seller on the basis of, mortgaged real property operating statements, generally unaudited, and certified rent rolls (as applicable) supplied by the related borrower in the case of multifamily, mixed use, retail, manufactured housing community, industrial, self storage and office properties (each, a "Rental Property"). In general, the mortgage loan sellers relied on either full-year operating statements, rolling
12-month operating statements and/or applicable year to-date financial statements, if available, and on rent rolls for all Rental Properties that were current as of a date not earlier than six months prior to the respective date of origination in determining UW Net Cash Flow for the mortgaged real properties.

      In general, "net cash flow" is the revenue derived from the use and operation of a mortgaged real property less operating expenses (such as utilities, administrative expenses, repairs and maintenance, tenant improvement costs, leasing commissions, management fees and advertising), fixed expenses
(such as insurance, real estate taxes and, if applicable, ground lease payments)
and replacement reserves and an allowance for vacancies and credit

                                       262

losses. Net cash flow does not reflect interest expenses and non-cash items such as depreciation and amortization, and generally does not reflect capital expenditures.

      In determining the "revenue" component of UW Net Cash Flow for each Rental
Property, the applicable mortgage loan seller generally relied on the most recent rent roll supplied and, where the actual vacancy shown thereon and the market vacancy was less than 5.0%, assumed a 5.0% vacancy in determining revenue from rents, except that in the case of certain non-multifamily properties, space occupied by such anchor or single tenants or other large creditworthy tenants may have been disregarded in performing the vacancy adjustment due to the length of the related leases or creditworthiness of such tenants, in accordance with the respective mortgage loan seller's underwriting standards. Where the actual or market vacancy was not less than 5.0%, the applicable mortgage loan seller determined revenue from rents by generally relying on the most recent rent roll supplied and the greater of (a) actual historical vacancy at the related mortgaged real property, (b) historical vacancy at comparable properties in the same market as the related mortgaged real property, and (c) 5.0%. In determining rental revenue for multifamily, self storage and manufactured housing community properties, the mortgage loan sellers generally either reviewed rental revenue shown on the certified rolling 12-month operating statements, the rolling three-month operating statements for multifamily properties or annualized the rental revenue and reimbursement of expenses shown on rent rolls or operating statements with respect to the prior one to twelve month periods. For the other
Rental Properties, the mortgage loan sellers generally annualized rental revenue shown on the most recent certified rent roll (as applicable), after applying the vacancy factor, without further regard to the terms (including expiration dates)
of the leases shown thereon.

      In determining the "expense" component of UW Net Cash Flow for each mortgaged real property, the mortgage loan sellers generally relied on rolling
12-month operating statements and/or full-year or year-to-date financial statements supplied by the related borrower, except that (a) if tax or insurance expense information more current than that reflected in the financial statements was available, the newer information was used, (b) property management fees were generally assumed to be 3.0% to 7.0% of effective gross revenue (except with respect to single tenant properties, where fees as low as 2.0% of effective gross receipts were assumed), (c) assumptions were made with respect to reserves for leasing commissions, tenant improvement expenses and capital expenditures and (d) expenses were assumed to include annual replacement reserves. In addition, in some instances, the mortgage loan sellers recharacterized as capital expenditures those items reported by borrowers as operating expenses
(thus increasing "net cash flow") where the mortgage loan sellers determined appropriate.

      The borrowers' financial information used to determine UW Net Cash Flow was in most cases borrower certified, but unaudited, and neither we nor the mortgage loan sellers verified their accuracy.

      The UW Net Cash Flow for each mortgaged real property is calculated on the basis of numerous assumptions and subjective judgments, which, if ultimately proven erroneous, could cause the actual operating income for such mortgaged real property to differ materially from the UW Net Cash Flow set forth herein.
Some assumptions and subjective judgments related to future events, conditions and circumstances, including future expense levels, the re-leasing of occupied space, which will be affected by a variety of complex factors over which none of the issuing entity, the depositor, the mortgage loan sellers, the master servicers, the special servicer, the trustee or the certificate administrator have control. In some cases, the UW Net Cash Flow for any mortgaged real property is higher, and may be materially higher, than the actual annual net cash flow for that mortgaged real property, based on historical operating statements. No guaranty can be given with respect to the accuracy of the information provided by any borrowers, or the adequacy of the procedures used by a mortgage loan seller in determining and presenting operating information. See
"Risk Factors--Risks Relating to Underwritten Net Cash Flow" in this prospectus supplement.

      (iii)  References to "Cut-off Date LTV %" or "LTV Ratio" are references to the ratio, expressed as a percentage, of the cut-off date principal balance of a mortgage loan to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers.

      As indicated in the footnotes to the table in the section captioned
"Summary of Prospectus Supplement--The Mortgage Loans and the Mortgaged Real
Properties--Additional Statistical Information," the loan-to-value ratio for certain mortgage loans may have been calculated by taking into account a holdback amount and/or a letter of credit or calculated by taking into account various assumptions regarding the financial performance of the related

                                       263

mortgaged real property on a "stabilized" basis. See Annex A-1 to this prospectus supplement for more information regarding the loan to value ratios of the mortgage loans referred to in the preceding sentence.

      (iv)   References to "Maturity LTV %," "Maturity Date LTV Ratio" or "ARD
LTV Ratio" are references to the ratio, expressed as a percentage, of the expected balance of a balloon loan on its scheduled maturity date (or an ARD
Loan on its anticipated repayment date) (prior to the payment of any balloon payment or principal prepayments) to the appraised value of the related mortgaged real property as shown on the most recent third-party appraisal thereof available to the mortgage loan sellers prior to the cut-off date.

      (v)    References to "Original Balance per Unit ($)" and "Cut-off Date
Balance per Unit ($)" are, for each mortgage loan secured by a lien on a multifamily property (including a manufactured housing community) or hospitality property, are references to the original principal balance and the cut-off date principal balance of such mortgage loan, respectively, divided by the number of dwelling units, pads, guest rooms or beds, respectively, that the related mortgaged real property comprises, and, for each mortgage loan secured by a lien on a retail, industrial/warehouse, self storage or office property, references to the cut-off date principal balance of such mortgage loan, respectively, divided by the net rentable square foot area of the related mortgaged real property.

      (vi)   References to "Year Built" are references to the year that a mortgaged real property was originally constructed or substantially renovated.
With respect to any mortgaged real property which was constructed in phases, the
"Year Built" refers to the year that the first phase was originally constructed.

      (vii)  References to "Admin. Fee %" for each mortgage loan represent the sum of (a) the master servicing fee rate (excluding the primary servicing fee rate) for such mortgage loan and (b) a specified percentage that may vary on a loan-by-loan basis, which percentage represents the trust administration fee rate, the primary servicer fee rate and, in some cases, a correspondent fee rate. The administrative fee rate for each mortgage loan is set forth on Annex
A-1 to this prospectus supplement.

      (viii) References to "Rem. Term" represent, with respect to each mortgage loan, the number of months and/or payments remaining from the cut-off date to the stated maturity date of such mortgage loan (or the remaining number of months and/or payments to the anticipated repayment date of such mortgage loan if it is an ARD Loan).

      (ix)   References to "Rem. Amort." represent, with respect to each mortgage loan, the number of months and/or payments remaining from the later of the cut-off date and the end of any interest-only period, if any, to the month in which such mortgage loan would fully or substantially amortize in accordance with such loan's amortization schedule without regard to any balloon payment, if any, due on such mortgage loan.

      (x)    References to "LO ()" represent, with respect to each mortgage loan, the period during which prepayments of principal are prohibited and no substitution of defeasance collateral is permitted. The number indicated in the parentheses indicates the number of monthly payment periods within such period
(calculated for each mortgage loan from the date of its origination). References to "O ()" represent the period for which (a) no prepayment premium or yield maintenance charge is assessed and (b) defeasance is no longer required.
References to "YM ()" represent the period for which a yield maintenance charge is assessed. The periods, if any, between consecutive due dates occurring prior to the maturity date or anticipated repayment date, as applicable, of a mortgage loan during which the related borrower will have the right to prepay such mortgage loan without being required to pay a prepayment premium or a yield maintenance charge (each such period, an "Open Period") with respect to all of the mortgage loans have been calculated as those Open Periods occurring immediately prior to the maturity date or anticipated repayment date, as applicable, of such mortgage loan as set forth in the related loan documents.

      (xi)   References to "Def ()" represent, with respect to each mortgage loan, the period during which the related borrower, in lieu of a principal prepayment, is permitted to pledge defeasance collateral to the holder of the mortgage.

      (xii)  References to "Occupancy %" are, with respect to any mortgaged real property, references as of the most recently available rent rolls to (a) in the case of multifamily properties and manufactured housing communities, the percentage of units rented, (b) in the case of office and retail properties, the percentage of the net

                                       264

rentable square footage rented, and (c) in the case of self storage facilities, either the percentage of the net rentable square footage rented or the percentage of units rented (depending on borrower reporting).

      (xiii) References to "Upfront Capex Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues other than those outlined in the engineering reports. In certain cases, the funded reserves may also include reserves for ongoing repairs, replacements and corrections.

      (xiv)  References to "Upfront Engineering Reserve ($)" are references to funded reserves escrowed for repairs, replacements and corrections of issues outlined in the engineering reports.

      (xv)   References to "Monthly Capex Reserve ($)"are references to funded reserves escrowed for ongoing items such as repairs and replacements. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvi)  References to "Upfront TI/LC Reserve ($)"are references to funded reserves escrowed for tenant improvement allowances and leasing commissions. In certain cases, however, the subject reserve will be subject to a maximum amount, and once such maximum amount is reached, such reserve will not thereafter be funded, except, in some such cases, to the extent it is drawn upon.

      (xvii) References to "Monthly TI/LC Reserve ($)"are references to funded reserves, in addition to any escrows funded at loan closing for potential
TI/LCs, that require funds to be escrowed during some or all of the loan term for TI/LC expenses, which may be incurred during the loan term. In certain instances, escrowed funds may be released to the borrower upon satisfaction of certain leasing conditions.

                                       265

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-1

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                                     A-1-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

           LOAN
          GROUP
 LOAN #   1 OR 2   ORIGINATOR(1)              PROPERTY NAME
---------------------------------------------------------------------------------------------

   1        2      MLML            Peter Cooper Village and Stuyvesant Town
  1.01      2      MLML            Stuyvesant Town
  1.02      2      MLML            Peter Cooper Village
   2        1      MLML            Tower 45
   3        1      CRF             Hotel Gansevoort
   4        1      MLML            Renaissance Austin Hotel
   5        1      Key             Resurgens Plaza
   6        1      CRF             HSA Memphis Industrial Portfolio
  6.01      1      CRF             4002 Willow Lake Blvd.
  6.02      1      CRF             3900 Willow Lake Blvd.
  6.03      1      CRF             4095 Willow Lake Blvd.
  6.04      1      CRF             3834 Knight Rd.
  6.05      1      CRF             4090 Willow Lake Blvd.
  6.06      1      CRF             5146 Raines Rd.
  6.07      1      CRF             5838 Advantage Cove
  6.08      1      CRF             5250 Raines Rd.
  6.09      1      CRF             3960 Willow Lake Blvd.
  6.10      1      CRF             3635 Knight Rd.
  6.11      1      CRF             5070 Raines Rd.
  6.12      1      CRF             4135 Willow Lake Blvd.
  6.13      1      CRF             3605 Knight Rd.
  6.14      1      CRF             3660 Knight Rd.
  6.15      1      CRF             4600 Cromwell Rd.
   7        1      Key             Camp Hill Shopping Center
   8        1      CRF             Medical Centre of Santa Monica
   9        1      IXIS            Holiday Inn Express - Chelsea
   10       1      CRF             Miami Airport Industrial Parks
   11       1      MLML            East Thunderbird Square North
   12       1      CRF             Plaza Squaw Peak
 12.01      1      CRF             Plaza Squaw Peak I
 12.02      1      CRF             Plaza Squaw Peak II
 12.03      1      CRF             Plaza Squaw Peak III
                   MLML            OMNI Senior Living Portfolio
   13       1      MLML            OMNI - Castle Hill
   14       1      MLML            OMNI - Chancellor/Brookville
   15       1      MLML            OMNI - Harborview
   16       2      MLML            Villas at Camelback Crossing
   17       1      WFB             Renaissance Dallas
   18       1      MLML            Fort Henry Mall
   19       1      IXIS            San Diego Gas and Electric
   20       1      IXIS            Cerritos Corporate Tower - LA
   21       1      MLML            Spectrum Commerce Center
   22       1      MLML            One Belmont Avenue
   23       1      IXIS            650 Poydras Center
   24       1      Key             Quintiles Transnational Building
   25       1      CRF             Park Fletcher
   26       1      Key             Highland Plaza
   27       1      Key             Raymour & Flanigan
   28       1      CRF             Capitol Hill Suites
   29       1      WFB             Woodhill Circle Plaza
   30       1      WFB             San Antonio Airport Hotel Portfolio
 30.01      1      WFB             Drury Inn & Suites - San Antonio Airport
 30.02      1      WFB             Holiday Inn Express - San Antonio Airport
   31       1      MLML            Windsor Corporate Park
   32       1      CRF             AMCOR Pet Packaging
   33       2      MLML            Somerset Apartments
   34       1      MLML            Yankee Candle Company
   35       1      MLML            Lennox Center
   36       1      IXIS            1351 Washington Blvd FIXED
   37       1      CRF             El Dorado Mecial Center
   38       1      MLML            Cellco Building
   39       2      MLML            Fayetteville Portfolio
 39.01      2      MLML            Carlson Bay Apartments
 39.02      2      MLML            Meadowbrook Apartments
 39.03      2      MLML            Stoney Ridge Apartments
   40       1      WFB             FRIS Chicken
 40.001     1      WFB             CFC-00283
 40.002     1      WFB             CFC-00286
 40.003     1      WFB             CFC-00300
 40.004     1      WFB             CFC-00301
 40.005     1      WFB             CFC-00309
 40.006     1      WFB             CFC-00342
 40.007     1      WFB             CFC-00347
 40.008     1      WFB             CFC-00349
 40.009     1      WFB             CFC-00350
 40.010     1      WFB             CFC-00365
 40.011     1      WFB             CFC-00395
 40.012     1      WFB             CFC-00401
 40.013     1      WFB             CFC-00404
 40.014     1      WFB             CFC-00423
 40.015     1      WFB             CFC-00424
 40.016     1      WFB             CFC-00428
 40.017     1      WFB             CFC-00443
 40.018     1      WFB             CFC-00448
 40.019     1      WFB             CFC-00450
 40.020     1      WFB             CFC-00455
 40.021     1      WFB             CFC-00457
 40.022     1      WFB             CFC-00468
 40.023     1      WFB             CFC-00470
 40.024     1      WFB             CFC-00481
 40.025     1      WFB             CFC-00496
 40.026     1      WFB             CFC-00518
 40.027     1      WFB             CFC-00556
 40.028     1      WFB             CFC-00557
 40.029     1      WFB             CFC-00564
 40.030     1      WFB             CFC-00565
 40.031     1      WFB             CFC-00568
 40.032     1      WFB             CFC-00574
 40.033     1      WFB             CFC-00579
 40.034     1      WFB             CFC-00590
 40.035     1      WFB             CFC-00595
 40.036     1      WFB             CFC-00599
 40.037     1      WFB             CFC-00619
 40.038     1      WFB             CFC-00655
 40.039     1      WFB             CFC-00670
 40.040     1      WFB             CFC-00675
 40.041     1      WFB             CFC-00679
 40.042     1      WFB             CFC-00681
 40.043     1      WFB             CFC-00686
 40.044     1      WFB             CFC-00688
 40.045     1      WFB             CFC-00694
 40.046     1      WFB             CFC-00696
 40.047     1      WFB             CFC-00700
 40.048     1      WFB             CFC-00707
 40.049     1      WFB             CFC-00708
 40.050     1      WFB             CFC-00709
 40.051     1      WFB             CFC-00713
 40.052     1      WFB             CFC-00725
 40.053     1      WFB             CFC-00727
 40.054     1      WFB             CFC-00732
 40.055     1      WFB             CFC-00751
 40.056     1      WFB             CFC-00762
 40.057     1      WFB             CFC-00765
 40.058     1      WFB             CFC-00767
 40.059     1      WFB             CFC-00771
 40.060     1      WFB             CFC-00775
 40.061     1      WFB             CFC-00778
 40.062     1      WFB             CFC-00794
 40.063     1      WFB             CFC-00795
 40.064     1      WFB             CFC-00796
 40.065     1      WFB             CFC-00803
 40.066     1      WFB             CFC-00808
 40.067     1      WFB             CFC-00818
 40.068     1      WFB             CFC-00819
 40.069     1      WFB             CFC-00824
 40.070     1      WFB             CFC-00826
 40.071     1      WFB             CFC-00827
 40.072     1      WFB             CFC-00841
 40.073     1      WFB             CFC-00871
 40.074     1      WFB             CFC-00899
 40.075     1      WFB             CFC-00908
 40.076     1      WFB             CFC-00911
 40.077     1      WFB             CFC-00915
 40.078     1      WFB             CFC-00916
 40.079     1      WFB             CFC-00919
 40.080     1      WFB             CFC-00931
 40.081     1      WFB             CFC-00939
 40.082     1      WFB             CFC-00996
 40.083     1      WFB             CFC-01009
 40.084     1      WFB             CFC-01020
 40.085     1      WFB             CFC-01023
 40.086     1      WFB             CFC-01035
 40.087     1      WFB             CFC-01043
 40.088     1      WFB             CFC-01047
 40.089     1      WFB             CFC-01061
 40.090     1      WFB             CFC-01136
 40.091     1      WFB             CFC-01167
 40.092     1      WFB             CFC-01169
 40.093     1      WFB             CFC-01174
 40.094     1      WFB             CFC-01182
 40.095     1      WFB             CFC-01187
 40.096     1      WFB             CFC-01209
 40.097     1      WFB             CFC-01211
 40.098     1      WFB             CFC-01231
 40.099     1      WFB             CFC-01246
 40.100     1      WFB             CFC-01267
 40.101     1      WFB             CFC-01268
 40.102     1      WFB             CFC-01271
 40.103     1      WFB             CFC-01275
 40.104     1      WFB             CFC-01278
 40.105     1      WFB             CFC-01281
 40.106     1      WFB             CFC-01289
 40.107     1      WFB             CFC-01295
 40.108     1      WFB             CFC-01296
 40.109     1      WFB             CFC-01303
 40.110     1      WFB             CFC-01305
 40.111     1      WFB             CFC-01319
 40.112     1      WFB             CFC-01329
 40.113     1      WFB             CFC-01331
 40.114     1      WFB             CFC-01342
 40.115     1      WFB             CFC-01349
 40.116     1      WFB             CFC-01352
 40.117     1      WFB             CFC-01362
 40.118     1      WFB             CFC-01363
 40.119     1      WFB             CFC-01384
 40.120     1      WFB             CFC-01386
 40.121     1      WFB             CFC-01391
 40.122     1      WFB             CFC-01394
 40.123     1      WFB             CFC-01401
 40.124     1      WFB             CFC-01423
 40.125     1      WFB             CFC-01427
 40.126     1      WFB             CFC-01435
 40.127     1      WFB             CFC-01442
 40.128     1      WFB             CFC-01463
 40.129     1      WFB             CFC-01501
 40.130     1      WFB             CFC-01536
 40.131     1      WFB             CFC-01562
 40.132     1      WFB             CFC-01564
 40.133     1      WFB             CFC-01570
 40.134     1      WFB             CFC-01615
 40.135     1      WFB             CFC-01619
 40.136     1      WFB             CFC-01671
 40.137     1      WFB             CFC-01675
 40.138     1      WFB             CFC-03060
 40.139     1      WFB             CFC-03280
 40.140     1      WFB             CFC-04131
 40.141     1      WFB             CFC-04141
 40.142     1      WFB             CFC-04142
 40.143     1      WFB             CFC-04313
 40.144     1      WFB             CFC-04478
 40.145     1      WFB             CFC-04556
 40.146     1      WFB             CFC-04577
 40.147     1      WFB             CFC-04599
 40.148     1      WFB             CFC-04608
 40.149     1      WFB             CFC-04609
 40.150     1      WFB             CFC-04673
 40.151     1      WFB             CFC-04757
 40.152     1      WFB             CFC-04988
 40.153     1      WFB             CFC-05297
 40.154     1      WFB             CFC-05338
 40.155     1      WFB             CFC-05342
 40.156     1      WFB             CFC-05566
 40.157     1      WFB             CFC-05889
 40.158     1      WFB             CFC-07384
 40.159     1      WFB             CFC-08560
 40.160     1      WFB             CFC-08769
 40.161     1      WFB             CFC-00003
 40.162     1      WFB             CFC-00008
 40.163     1      WFB             CFC-00022
 40.164     1      WFB             CFC-00024
 40.165     1      WFB             CFC-00025
 40.166     1      WFB             CFC-00031
 40.167     1      WFB             CFC-00034
 40.168     1      WFB             CFC-00048
 40.169     1      WFB             CFC-00055
 40.170     1      WFB             CFC-00056
 40.171     1      WFB             CFC-00057
 40.172     1      WFB             CFC-00068
 40.173     1      WFB             CFC-00073
 40.174     1      WFB             CFC-00080
 40.175     1      WFB             CFC-00087
 40.176     1      WFB             CFC-00127
 40.177     1      WFB             CFC-00129
 40.178     1      WFB             CFC-00131
 40.179     1      WFB             CFC-00136
 40.180     1      WFB             CFC-00142
 40.181     1      WFB             CFC-00145
 40.182     1      WFB             CFC-00168
 40.183     1      WFB             CFC-00173
 40.184     1      WFB             CFC-00190
 40.185     1      WFB             CFC-00193
 40.186     1      WFB             CFC-00196
 40.187     1      WFB             CFC-00197
 40.188     1      WFB             CFC-00199
 40.189     1      WFB             CFC-00217
 40.190     1      WFB             CFC-00236
 40.191     1      WFB             CFC-00239
 40.192     1      WFB             CFC-00254
   41       1      WFB             Paramus Plaza
   42       1      MLML            Parkview Plaza
   43       1      CRF             Conejo Spectrum
   44       1      IXIS            Mall de las Aguilas
   45       1      CRF             Flextronics - Plano
   46       1      Key             Pahrump Valley Junction
   47       2      CRF             The Cross Creek Apartments
   48       1      CRF             Renaissance Victorville Shopping Center II
   49       1      CRF             Chantilly Residence Oxford
   50       1      IXIS            400 Columbus
   51       2      CRF             Waterford Square Apartments
   52       1      WFB             Sunnymead Town Center
   53       1      WFB             4800 & 4801 Broadway
   54       1      CRF             3191 Broadbridge Avenue
   55       1      CRF             EZ Self Storage - Bethesda
   56       1      CRF             1735 Baltimore
   57       2      CRF             Coastal South Carolina Portfolio
 57.01      2      CRF             South Pointe
 57.02      2      CRF             Rosewood Townhomes
   58       1      CRF             Homewood Suites by Hilton Jacksonville
   59       2      MLML            Abbey at Hightower
   60       1      Key             Shoppes of Blue Lake
   61       1      Key             Greenfield Gateway
   62       2      CRF             Sierra Vista Apartments - Redlands
   63       1      MLML            Carmax - Greenville
   64       1      MLML            Carefree Shopping Center
   65       1      IXIS            Rainbow Village Minnesota
 65.01      1      IXIS            Rainbow Village
 65.02      1      IXIS            Northtown Shopping Center
   66       1      CRF             Holiday Inn - Hollywood, FL
   67       1      CRF             Landmark Center Office
   68       1      IXIS            Wild Oats Marketplace
   69       1      CRF             Tallahassee Residence Inn
   70       1      MLML            Pinel Retail Portfolio
 70.01      1      MLML            Lake Grove Shopping Center
 70.02      1      MLML            University Hills Shopping Center
 70.03      1      MLML            Plaza Shopping Center
 70.04      1      MLML            Limestone Square Shopping Center
 70.05      1      MLML            Brookhaven Shopping Center
   71       1      Key             Alutiiq Center
   72       2      MLML            Town Center Apartments
   73       1      Key             Gladstone Portfolio
 73.01      1      Key             Tuscany Center One
 73.02      1      Key             Nationwide Insurance Building
 73.03      1      Key             San Jacinto Surgery Center
   74       2      IXIS            River Pointe
   75       1      CRF             Sheraton Denver West
   76       2      Key             Stoney Park Place Apartments
   77       1      MLML            Mars Powerline
   78       2      CRF             Westwood and Jordan Creek Apartments
 78.01      2      CRF             Westwood Apartments
 78.02      2      CRF             Jordan Creek Apartments
   79       1      CRF             Broadway Business Center
   80       1      IXIS            Colonial Bank Building
                   CRF             4010 Airpark Drive & 10000 Business Blvd.
   81       1      CRF             10000 Business Blvd.
   82       1      CRF             4010 Airpark Drive
   83       1      Key             Dupont Station Shopping Center
   84       1      WFB             Park Place at Metrowest
   85       1      CRF             Shade at Desert Ridge
   86       2      Key             Slippery Rock Portfolio
 86.01      2      Key             South Rock Apartments
 86.02      2      Key             Monteleone Apartments
   87       2      CRF             Walnut Knolls
   88       1      CRF             EZ Self Storage - South Bowie
   89       1      CRF             EZ Storage - Chevrolet Drive
   90       1      CRF             Homewood Suites Birmingham AL
   91       1      MLML            110 Pine Building
   92       1      CRF             3930 Watkins
   93       1      Key             Detroit Riverview Medical Complex
   94       1      Key             GreatWoods Marketplace
   95       1      IXIS            Southern Square
   96       1      CRF             EZ Self Storage - Beltsville
   97       1      IXIS            Crestwood Office
   98       1      Key             The Medical Pavilion at St. John's
   99       1      CRF             52-15 Grand Avenue
  100       1      CRF             Newmarket Shopping Center
  101       1      Key             St. Luke's Cornwall Medical Complex
  102       1      Key             Metrowest Shoppes
  103       1      Key             Conyers Plaza I
  104       1      WFB             48317-48389 Fremont Boulevard
  105       1      Key             Gateway East and West
  106       1      Key             TCF Bank Headquarters
  107       2      CRF             Towne Park Apartments
  108       1      WFB             Valle Del Sol Shopping Center
  109       1      WFB             Bonita Professional Plaza
  110       1      WFB             Marketplace Club
  111       1      CRF             377 Carlls Path
  112       1      CRF             Commerce Plaza
  113       2      WFB             Summerstone
  114       1      Key             Village Faire Shoppes
  115       1      MLML            Yonkers Shopping Center
  116       1      WFB             Choi Anchorage Portfolio
 116.01     1      WFB             3020 Minnesota Drive
 116.02     1      WFB             5011 & 5121 Arctic Blvd
 116.03     1      WFB             703 West Northern Lights Blvd
  117       1      MLML            255 Riverside Plaza
  118       1      WFB             Bridgewood Plaza
  119       1      CRF             Sedona Retail
  120       1      WFB             Folsom Town Center
  121       1      CRF             Jefferson Plaza & South Winton Court
 121.01     1      CRF             Jefferson Plaza
 121.02     1      CRF             Winton Court
  122       1      CRF             Tresierras Stagecoach Plaza
  123       1      WFB             Hazeltine Commerce Center
  124       1      WFB             Calaveras Landing
  125       1      MLML            Woodland Mall
  126       1      CRF             Grossmont Medical Office Building
  127       1      Key             The Shoppes at Deerfoot
  128       1      CRF             EZ Self Storage - Perring
  129       1      CRF             Century Office
  130       1      Key             Wellington Medical Arts Pavilion III
  131       1      CRF             EZ Self Storage - Laurel
  132       1      CRF             EZ Self Storage - Pasadena
  133       1      CRF             TownePlace Suites - Tampa
  134       1      CRF             Stor-Mor Torrance
  135       1      CRF             EZ Self Storage - Catonsville
  136       1      IXIS            Kent Island Shopping Center
  137       1      CRF             12 Oaks Plaza
  138       1      CRF             Wilmette Commons
  139       1      CRF             Marriott Courtyard Winston-Salem NC
  140       1      CRF             EZ Self Storage - Middlebrook
  141       1      CRF             Aaron Rents - Kennesaw
  142       1      MLML            HSBC Tampa
  143       1      IXIS            Holiday Inn Danbury
  144       1      WFB             Oak Hill Shopping Center
  145       1      IXIS            Chapline Place Shopping Center
  146       1      CRF             Herbalife Center
  147       2      MLML            Lincoln Glen Apartments
  148       1      IXIS            Comfort Suites Columbia
  149       2      CRF             Forest Oaks Apartments
  150       1      IXIS            Wingate Inn - Kennesaw
  151       1      CRF             Residence Inn by Marriott - Greenville/Spartanburg Airport
  152       1      CRF             Mission Plaza
  153       1      CRF             EZ Self Storage - Owings Mill
  154       1      CRF             Walgreens - Alhambra
  155       1      MLML            Cal-Fair Plaza
  156       2      CRF             Park Place MHP
  157       1      Key             Bayside Technology Center
  158       2      CRF             Kingsgate Apartments
  159       1      IXIS            Hampton Inn - Auburn
  160       1      CRF             Grand Park Plaza
  161       2      MLML            Townhouse Apartments
  162       1      CRF             Hidden Valley Office Plaza
  163       1      CRF             Coddingtown Estates MHC
  164       1      Key             Coca-Cola Distribution Center
  165       1      CRF             Comfort Suites Cary
  166       1      MLML            Hampton Inn - Chesapeake
  167       1      CRF             Hampton Inn - Knoxville
  168       1      MLML            Fedway Corporate Center
  169       1      CRF             Walgreens-Vestavia, AL
  170       1      MLML            Boardwalk Shopping Center
  171       1      CRF             Stickney Point Retail
  172       1      CRF             Greenville Square Shopping Center
  173       1      CRF             214 & 223 E.  9th Street
                   CRF             Airport Mini Storage & All Your Treasures Storage
  174       1      CRF             All Your Treasures Storage
  175       1      CRF             Airport Mini Storage
  176       1      IXIS            Hampton Bay Inn
  177       1      CRF             Calumet City Sports Authority
  178       1      CRF             EZ Self Storage - Westminster
  179       1      WFB             JL Group Holdings - Burger King Portfolio
 179.01     1      WFB             Unit BK12313 - Roeland Park, KS
 179.02     1      WFB             Unit BK12264 - Mission, KS
 179.03     1      WFB             Unit BK04330 - Kansas City, MO
 179.04     1      WFB             Unit BK02643 - Gladstone, MO
 179.05     1      WFB             Unit BK02831 - Olathe, KS
 179.06     1      WFB             Unit BK13080 - Slidell, LA
 179.07     1      WFB             Unit BK06906 - Warrensburg, MO
 179.08     1      WFB             Unit BK03685 - Kansas City, MO
 179.09     1      WFB             Unit BK13081 - New Iberia, LA
  180       1      CRF             Holiday Inn Express - McAllen
  181       1      CRF             9140 E. Westview
  182       1      Key             Elk Grove Self Storage
  183       1      CRF             Enterprise Self Storage
  184       1      CRF             Grass Valley Mobile Home Park
  185       1      CRF             Spare Space Self Storage
  186       1      Key             Ashley Furniture Home Store
  187       1      MLML            Holiday Inn Express - Bourbonnais
  188       1      CRF             Gadsby Building
  189       1      CRF             EZ Self Storage - Windsor Mill
                   Key             Pelloni Portfolio
  190       1      Key             Barnes & Noble
  191       1      Key             FedEx Kinko's
  192       1      IXIS            Hawthorne Suites
  193       1      CRF             Walgreens - Houma, LA
  194       1      IXIS            Barnard and Whitaker
  195       1      Key             Vista Plaza
  196       1      CRF             861 S. Atlantic Retail
  197       1      IXIS            805-811 N. La Cienega
  198       2      MLML            Country Village Apartments
  199       1      CRF             Park Place MarketPlace
  200       1      IXIS            Bobby Jones Plaza
  201       1      MLML            6800 Broken Sound Parkway
  202       1      MLML            CVS - Jacksonville
  203       1      MLML            1501 Wilson
  204       2      CRF             Park Apartments
  205       1      MLML            Parmer Metric Plaza
  206       1      MLML            Walgreen's Pinehurst
  207       1      MLML            Terraces at Cheshire Place
  208       1      MLML            Walgreen's Panama City
  209       1      MLML            CVS - Royersford
  210       1      CRF             Rosedale Village
  211       1      CRF             Stor-Mor Anaheim
  212       1      CRF             Stor-Mor Cypress
  213       1      MLML            525-529 Los Angeles Street
  214       1      CRF             Energy Plaza
  215       1      IXIS            Ramada Salt Lake City
  216       1      CRF             Kmart-Milton
  217       1      Key             Washington Grandview Building
  218       1      IXIS            Ardmore GSA
  219       1      CRF             Stoney Creek Self Storage
  220       1      Key             Greenway Hayden Loop
  221       2      CRF             Dillon Park
  222       2      CRF             Ticon-Bentley Ridge Apartments
  223       1      MLML            CVS - Bennington
  224       2      IXIS            Southpoint Place Apartments
  225       1      IXIS            Compass Commons
 225.01     1      IXIS            61-Wilton Road
 225.02     1      IXIS            59-Wilton Road
  226       1      MLML            Deer Park Plaza
  227       1      CRF             Washington Plaza - Houston
  228       1      MLML            Hart Industrial Park
  229       2      CRF             The Woods
  230       1      Key             Discount Drug Mart Plaza - Westlake
  231       1      Key             Fry's Plaza
  232       2      Key             Shakertown Apartments I
  233       1      MLML            Tower Pavillion
  234       1      Key             Gabriel Brothers Plaza - Kent
  235       1      CRF             Maple Ayer Medical Office
  236       1      CRF             CVS Ft. Walton Beach
  237       2      CRF             Buena Vida
  238       1      Key             Deer Creek Woods Building 3S
  239       2      CRF             Northview Manor
  240       1      MLML            Rhode Place
  241       1      CRF             CVS Pensacola
  242       1      CRF             Visco
  243       1      Key             The Marketplace at Hanford Shopping Center
  244       1      MLML            3002 Prigmor
  245       2      CRF             Ticon-Avalon at Bridgefield
  246       1      CRF             Eastdale Storage
  247       1      Key             Discount Drug Mart Plaza - Hudson
  248       1      Key             Falletti Plaza
  249       1      CRF             Opportunity Plaza
  250       1      CRF             Farmand Retail Center
  251       2      CRF             Ticon-Highgate Townhomes
  252       2      CRF             9707 Cedar Avenue
  253       2      CRF             Fedora Apartments
  254       1      Key             Discount Drug Mart Plaza - Carrollton
  255       2      CRF             2nd Street Apartements
  256       1      Key             Gateway Plaza
  257       2      Key             789 West End Avenue
  258       1      Key             Regions Bank
  259       1      CRF             Huffman Self Storage
  260       1      CRF             Venture Crossing
  261       1      IXIS            Valley Oaks Shopping Center
  262       1      MLML            Rising Sun Plaza
  263       2      WFB             Canberra Apartments
  264       2      Key             Shakertown Apartments II
  265       1      Key             CVS - Clayton
  266       1      CRF             Stor Mor Mini Storage
  267       1      IXIS            Staples Henlo
  268       1      WFB             Dollar General II (Pool 3)
 268.01     1      WFB             Palmview
 268.02     1      WFB             San Antonio (Stahl)
 268.03     1      WFB             Bellmead
  269       1      CRF             620 Parmer Crossing
  270       1      CRF             Main/Mason
  271       1      WFB             Scottsdale Airpark Retail Building
  272       1      CRF             Weiner Corp. Building
  273       1      CRF             1875 Pacific Apts
  274       1      CRF             1848 Second Avenue
  275       1      CRF             Concord Corners
  276       1      CRF             CVS Pace
  277       2      WFB             Cedarwood Apartments - Minot
  278       1      CRF             Office Depot Marble Falls
  279       1      CRF             Pawnee Place Retail
  280       1      WFB             Love Field Financial Center Office Building
  281       1      WFB             Dollar General II (Pool 7)
 281.01     1      WFB             Bessemer
 281.02     1      WFB             Stockdale
 281.03     1      WFB             Orange Grove
  282       2      CRF             Otterside Court Apartments
  283       1      CRF             Tutor Time Child Care/ Learning Center
  284       2      IXIS            Parkesedge Apartments
  285       1      Key             Panera Bread
  286       2      CRF             16844 Passage Avenue
  287       1      IXIS            18101 Preston Road
  288       1      CRF             Colorado Terrace
  289       2      CRF             Executive Heights
  290       1      WFB             Hobbs Shopping Center
  291       1      CRF             Woodmen Plaza Shops
  292       1      CRF             Grimes Square
  293       2      CRF             Timothy Apartments
  294       2      WFB             Glacial Manor
  295       1      CRF             Gateway Center - College Station
  296       2      WFB             Ashton Park Apartments
  297       1      WFB             The Boulevard - Avery Park
  298       2      CRF             Carmelita Court
  299       2      CRF             156 Robert Drive and 193-195 Mead Street
  300       1      CRF             Short Stop Plaza
  301       1      MLML            Redwood Road Retail
  302       1      CRF             Shoppes at Bonneville
  303       2      CRF             Two Town Creek Apartments
  304       2      CRF             Ivy Garden Apartments
  305       2      CRF             Sundance Apartments
  306       2      CRF             Clintonview Townhomes
  307       1      WFB             Falcon Valley Retail Center
  308       2      CRF             1497 Granite Hills Drive
  309       1      CRF             Kipling Medical
  310       2      CRF             813 S. Ramona Ave
  311       2      CRF             20 Williamson Way
  312       2      CRF             3012 Harrison Street
  313       1      CRF             Paradise Junction Shopping Center
  314       1      CRF             Dollar General Chicago Heights
  315       2      CRF             17920 Sierra Hwy
  316       2      CRF             9236 Somerset Blvd.
  317       2      CRF             909-911 Standard Street
  318       1      CRF             Calderwood North
  319       2      CRF             Stonegate Apartments
  320       2      CRF             138 Pearl Street
  321       2      CRF             1440 Elm Street
  322       1      CRF             Starbucks
  323       2      CRF             2067 Cedar Avenue
  324       2      CRF             613-615 McHugh Road
  325       2      CRF             Ten Ten Apartments
  326       2      CRF             Bayport Apartments
  327       2      CRF             1523 West Jefferson Boulevard
  328       2      CRF             825 South Westlake Avenue
  329       2      CRF             1034 North Kemp Street
  330       2      CRF             2124 West 157th Street
  331       2      CRF             1105 S. Standard Avenue
  332       2      CRF             Ambercourt Apartments
  333       2      CRF             5255 Riverton Avenue

 LOAN #   STREET ADDRESS (34)
---------------------------------------------------------------------------------------------------------------------------

   1      110 Building Development Between 1st Avenue & Avenue C, Between 14th & East 23rd Streets
  1.01
  1.02
   2      120 West 45th Street
   3      18 Ninth Avenue at 13th Street
   4      9721 Arboretum Boulevard
   5      945 East Paces Ferry Road
   6      Various
  6.01    4002 Willow Lake Boulevard
  6.02    3900 Willow Lake Boulevard
  6.03    4095 Willow Lake Boulevard
  6.04    3834 Knight Road
  6.05    4090 Willow Lake Boulevard
  6.06    5146 Raines Road
  6.07    5838 Advantage Cove
  6.08    5250 Raines Road
  6.09    3960 Willow Lake Boulevard
  6.10    3635 Knight Road
  6.11    5070 Raines Road
  6.12    4135 Willow Lake Boulevard
  6.13    3605 Knight Road
  6.14    3660 Knight Road
  6.15    4600 Cromwell Road
   7      32 South 32nd Street
   8      2001 & 2021 Santa Monica Boulevard
   9      232-238 West 29th Street
   10     2600-3070 NW 72nd Avenue; 7200-7256 NW 31st Street; 4400 NW 72nd Avenue; 4500 NW 73rd Avenue; 7301 NW 46th Street
   11     14202-418 North Scottsdale Road
   12     7500 North Dreamy Draw, 7600 North 16th Street, 7600 North 15th Street
 12.01    7500 North Dreamy Draw Drive
 12.02    7600 North 16th Street
 12.03    7600 North 15th Street
          Various
   13     615 23rd Street
   14     155 40th Street
   15     178-198 Ogden Avenue
   16     5150 North 99th Avenue
   17     2222 Stemmons Freeway
   18     2101 Fort Henry Drive
   19     8315, 8330, 8335 Century Park Court
   20     18000 Studebaker Road
   21     1000 Blue Gentian Road
   22     One Belmont Avenue
   23     650 Poydras Street
   24     6700 West 115th Street
   25     Various
   26     6199 Wilson Mills Road
   27     7230, 7238 & 7270 Morgan Road
   28     200 and 220 C Street Southeast
   29     1505-1557 E New Circle Road, 2300-2330 Palumbo Drive, 2313-2343 Woodhill Drive and 369-425 Codell Drive
   30     Various
 30.01    95 NE Loop 410
 30.02    91 NE Loop 410
   31     50 Millstone Road
   32     1380 Kents Lane
   33     42211 Stonewood Road
   34     16 and 27 Yankee Candle Way
   35     1300 West Campbell Road
   36     1351 Washington Boulevard
   37     1400 North Wilmot Road
   38     7401 Coca Cola Drive
   39     Various
 39.01    3500 Carlson Bay Circle
 39.02    6707 Watertrail Drive
 39.03    5441 Basking Ridge Drive
   40     Various
 40.001   5423 W. 12th Street
 40.002   1601 S. Cherry Street
 40.003   4620 S. Flores St.
 40.004   830 Jackson Ave.
 40.005   2304 Chelsea Ave.
 40.006   5903 San Pedro Ave.
 40.007   1025 W. Camp Wisdom Rd.
 40.008   1424 N. E. 23rd St.
 40.009   2963 Park Avenue
 40.010   3728 S. Third Street
 40.011   1155 S. Bellevue Blvd
 40.012   2321 Pass Rd a/k/a 25th St.
 40.013   215 Beacon St.
 40.014   905 E. U.S. Hwy #83
 40.015   2473 Wesley Chapel Rd
 40.016   1320 Clay Street
 40.017   3403 Wesley St.
 40.018   2121 International Blvd.
 40.019   202 N. Midkiff Rd.
 40.020   3800 Andrews Highway
 40.021   2100 Broadway Blvd. S.E.
 40.022   507 N. Texas Avenue
 40.023   618 W. Old US Hwy 90
 40.024   611 N. Washington St.
 40.025   311 West Fairview Avenue
 40.026   824 W San Antonio
 40.027   616 North Main
 40.028   921 W. Tyler Ave.
 40.029   11910 Perrin Beitel Rd.
 40.030   11623 West Avenue
 40.031   9331 Wurzbach Rd.
 40.032   3335 Isleta Blvd. S.W.
 40.033   501 E. Hwy 190
 40.034   702 N. Dal Paso St.
 40.035   1141 S Main St.
 40.036   2700 Candler Rd
 40.037   3036 S. Garnett Road
 40.038   7621 Geyer Spring Road
 40.039   4296 W. Thomas Rd.
 40.040   4245 S. Central Ave
 40.041   12040 N. 35th Avenue
 40.042   1546 E. Roosevelt St.
 40.043   3150 E. Thomas Rd.
 40.044   546 N. Grand Avenue
 40.045   5112 Fourth St. N.W.
 40.046   4925 Walzem Rd
 40.047   2616 E. Veterans Memorial Blvd.
 40.048   2307 Juan Tabo Blvd. N.E.
 40.049   1298 Hwy 121
 40.050   3234 S 14th St
 40.051   5339 Cameron Road
 40.052   3561 MLK Jr Dr
 40.053   3667 Campbellton Rd. SW
 40.054   75 S. Marietta Parkway, SW
 40.055   777 Shurling Dr
 40.056   535 S. Beckham Avenue
 40.057   8545 Research Blvd.
 40.058   1600 S. Brahma Blvd
 40.059   2405 Airways Blvd
 40.060   5034 N. Peoria Ave.
 40.061   7090 E. Golf Links Rd.
 40.062   2395 Boca Chica Blvd
 40.063   1430 Main Street
 40.064   295 E. Hwy 77
 40.065   1336 W. County Road
 40.066   2626 North Decatur Rd
 40.067   911 Cleveland Ave
 40.068   238 W. Woodrow Wilson Ave.
 40.069   1264 Ellis Avenue
 40.070   4458 Elvis Presley
 40.071   4970 S. Peoria Ave.
 40.072   7444 S. Central Ave
 40.073   1425 Georgia Ave
 40.074   3221 Mansfield Hwy.
 40.075   1306 US 280 By-Pass
 40.076   4256 Buena Vista Road
 40.077   1322 East Lamar Street
 40.078   213 New Franklin Rd
 40.079   526 West Taylor St
 40.080   9253 N Pennsylvania
 40.081   1805 Candler Rd
 40.082   2275 Elvis Presley Blvd.
 40.083   1035 W. Mockingbird Ln.
 40.084   2237 Frayser Blvd
 40.085   104 E. 16th Avenue
 40.086   820 N Main St
 40.087   401 W. Pioneer Pkwy
 40.088   714 Northwest Grand Avenue
 40.089   515 W. 2nd Street
 40.090   1145 Third Avenue, West
 40.091   3869 E. Grant
 40.092   1710 S. 31St Street
 40.093   1122 Fort Benning Road
 40.094   2138 Pio Nono Ave
 40.095   1850 S. General McMullen
 40.096   4009 Vanderbilt Road
 40.097   4224 Miller Ave.
 40.098   2600 E. Gregory Blvd.
 40.099   8757 Huebner Rd
 40.100   2308 E. Princess Ann Road
 40.101   917 Pat Booker Road
 40.102   719 Hooks Ave.
 40.103   128 1/2 Edinburg St.
 40.104   8459 Five Palms Dr.
 40.105   2915 Lower Wetumpka Road
 40.106   1889 Rigsby Avenue
 40.107   7600 a/k/a 7620 Hampton Blvd
 40.108   694 E. Hidalgo Ave.
 40.109   4305 N. Ben Jordan St.
 40.110   350 Effingham St.
 40.111   U.S. 83 & FM 907 Rd.
 40.112   US Business Hwy 83 & Star Plaza
 40.113   206 W Rio Grande St.
 40.114   806 US Hwy 259 N.
 40.115   1714 S. 77 Sunshine Strip
 40.116   1018 Second Street
 40.117   1317 10th Street
 40.118   5096 Farm Rd. 78
 40.119   1220 Buckner Blvd
 40.120   4210 Gaston Avenue
 40.121   2205 Nolana Ave.
 40.122   2000 Toler Rd
 40.123   901 E. Main St.
 40.124   820 E. University Dr.
 40.125   100 Vineville St
 40.126   9010 N.E. 23rd St.
 40.127   1104 FM 802
 40.128   419 Hwy 35 N Bypass
 40.129   358 Live Oak St.
 40.130   535 W. Elizabeth St.
 40.131   207 Grant St.
 40.132   5602 Broadway Blvd
 40.133   1801 E. Riverside Drive
 40.134   2423 Commercial Ave.
 40.135   11913 Lake June Rd.
 40.136   1505 State Street
 40.137   1702 E. Broadway St.
 40.138   1308 North Texas Blvd
 40.139   151 W. Bitters
 40.140   327 W. Northside Drive
 40.141   801 South Jackson Rd.
 40.142   2020 E. Beltline Road
 40.143   4428 SE 44th St.
 40.144   3515 Day Street
 40.145   7650 Glenview Drive
 40.146   4604 East Broadway St.
 40.147   808 E. Battle Street
 40.148   2408 East South Blvd.
 40.149   4770 Mobile Highway
 40.150   1668 Sycamore View Road
 40.151   2516 Inwood Road
 40.152   785 Division Street
 40.153   3061 Terry Road
 40.154   4826 Southmost Rd.
 40.155   728 N. Galloway Ave.
 40.156   500 South International Blvd.
 40.157   7460 E 14th St.
 40.158   1748 Highway 100
 40.159   716 North Main St
 40.160   905 Avenue Q
 40.161   430 S. New Braunfels Ave.
 40.162   1923 Goliad Rd
 40.163   1702 Guadalupe St.
 40.164   510 W. Oltorf St.
 40.165   1150 Airport Blvd.
 40.166   501 N. O'Connor Rd
 40.167   2019 Singleton Blvd
 40.168   3420 San Bernardo Ave.
 40.169   2120 W. Seminary Dr.
 40.170   7848 N. Oracle Rd.
 40.171   11500 Blue Ridge Blvd.
 40.172   1000 East Abram St.
 40.173   1318 S. WW White Rd
 40.174   3605 S. Lancaster Rd
 40.175   200 Cleveland Ave, SW
 40.176   1515 S. Valley Mills Dr.
 40.177   2515 East 12th Street
 40.178   3900 Indiana Ave.
 40.179   5500 Prospect Avenue
 40.180   3052 Jefferson Avenue, SW
 40.181   402 W. Valencia Rd.
 40.182   1405 Moreland Ave. SE
 40.183   2324 29th Avenue,
 40.184   3344 Lackland Rd
 40.185   1822 S. Zarzamora St.
 40.186   1819 N. 10th Street
 40.187   205 W. Hwy 83
 40.188   2442 Summer Avenue
 40.189   2501 E. Ensley Avenue
 40.190   1222 Central Avenue
 40.191   3900 NE 28th Street
 40.192   1401 Dr. Martin Luther King Dr.
   41     545 Route 17 South
   42     832 - 898 Plaza Boulevard
   43     1525 & 1535 Rancho Conejo Boulevard
   44     455 S. Bibb Avenue
   45     600, 620 & 640 Shiloh Road
   46     100-250 South Nevada Highway 160
   47     2701 Grapevine Mills Boulevard
   48     16200 Bear Valley Road
   49     14440 Chantilly Crossing Lane
   50     400 Columbus Avenue
   51     201 Queensbury Drive
   52     24757-24875 Alessandro & 14055 Perris Boulevards
   53     4800-4816 & 4801-4807 Broadway
   54     3191 Broadbridge Avenue
   55     5329 Westbard Ave
   56     1735 Baltimore and 1716 & 1722 Main
   57     Various
 57.01    6220 North Murray Avenue
 57.02    4501 Harbour Lake Drive
   58     10434 Midtown Parkway
   59     6889 Hightower Drive
   60     1150-1200 Yamato Road
   61     1728 and 1762 South Greenfield Road
   62     10558 Mountain View Avenue
   63     2800 Laurens Road
   64     3515-3541 North Carefree Circle
   65     Various
 65.01    405-551 87th Lane NE
 65.02    170 89th Ave NE
   66     2905 Sheridan Street
   67     1801 North Lamar Street
   68     7208 - 7290 W. Lake Mead Blvd
   69     600 West Gaines Street
   70     Various
 70.01    10121 Lake June Road
 70.02    1101 North Judge Ely Boulevard
 70.03    540 10th Street
 70.04    511 East Yeagua Street
 70.05    1500-1546 11th Street
   71     3909 Arctic Boulevard
   72     2292 Onslow Drive
   73     Various
 73.01    9100 East Highway 290
 73.02    7545 Midllothian Turnpike
 73.03    1025 Birdsong Drive
   74     8340 Indian Head Highway
   75     360 Union Boulevard
   76     56114 Stoney Place Drive
   77     5300 North Powerline Road
   78     Various
 78.01    238 52nd Street
 78.02    2120 Grand Avenue
   79     3925 & 3945 East Broadway Road
   80     305 Church Street
          Various
   81     10000 Business Boulevard
   82     4010 Airpark Drive
   83     1520-1595 Wilmington Drive
   84     1768 Park Center Drive
   85     21050 North Tatum Boulevard
   86     Various
 86.01    347 Keister Road
 86.02    654 South Main Street
   87     2036 North Walnut Street
   88     1010 NE Crain Highway
   89     3485 & 3487 South Chevrolet Drive
   90     215 Inverness Center Drive
   91     110 Pine Avenue
   92     3930 East Watkins Street
   93     7633 East Jefferson Avenue
   94     170 -182 Mansfield Avenue, Route 140
   95     715, 701, 703 and 719 Northside Drive East
   96     10401 Rhode Island Avenue
   97     3675 Crestwood Parkway
   98     1700 North Rose Avenue
   99     52-15 Grand Avenue
  100     627-682 79th Street and 2-124 Newmarket Square
  101     19 Laurel Avenue
  102     3120 South Kirkman Road
  103     1370 Dogwood Drive South East
  104     48317-48389 Fremont Boulevard
  105     6188 & 6192 Oxon Hill Road
  106     17440 College Parkway
  107     1850 Towne Park Drive
  108     1625 Rio Bravo Boulevard SW
  109     180 Otay Lakes Road
  110     1500 Pleasant Hill Road
  111     377 Carlls Path
  112     755 Commerce Drive
  113     2301 L. Don Dodson Drive
  114     1100-1198 South Coast Highway
  115     1703 Central Park Avenue
  116     Various
 116.01   3020 Minnesota Drive
 116.02   5011 & 5121 Arctic Blvd
 116.03   703 West Northern Lights Blvd
  117     255 Gold Rivers Court
  118     100-240 S. Jordan Creek Parkway
  119     6601 Highway 179
  120     850 East Bidwell Street
  121     Various
 121.01   376 Jefferson Road
 121.02   3136 Winton Road South
  122     23744-23792 San Fernando Road
  123     14141 Covello Street
  124     30057-30081 Industrial Parkway Southwest
  125     1234 North Main Road
  126     8851 Center Drive
  127     7268-7274 U.S. Highway 11/Gadsden Highway
  128     7304 McClean Boulevard
  129     36 South Pennsylvania Street
  130     1397 State Road 7
  131     8401 Contee Road
  132     8195 Old Jumpers Hole Road
  133     6800 Woodstork Road
  134     4300 Emerald Street
  135     5525 Baltimore National Pike
  136     1205 - 1243 Shopping Center Road
  137     7290 East 55th Avenue
  138     60-126 Skokie Boulevard
  139     1600 Westbrook Plaza Drive
  140     12211 Middlebrook Road
  141     1015 Cobb Place Boulevard
  142     10210 Windhorst Boulevard
  143     80 Newtown Road
  144     6705 West Highway 290
  145     700 Prince Frederick Boulevard
  146     5025 Crumpler Road
  147     6732 South Peoria Avenue
  148     750 Saturn Parkway
  149     4100 West Woods Edge Lane
  150     560 Greers Chapel Drive, NW
  151     120 Milestone Way
  152     35781-35935 Date Palm Drive
  153     11333 Owings Mills Boulevard
  154     2531-2551 West Main Street
  155     1 West California Boulevard
  156     80 East Dawes Street
  157     46531 - 46665 Fremont Boulevard
  158     5750 North Major Drive
  159     736 Southbridge Street
  160     310 East Grand Avenue
  161     1437 Central Avenue
  162     12176, 12222, 12226 S. 1000 East
  163     801 Piner Road
  164     2150 47th Street
  165     350 Ashville Avenue
  166     3235 Western Branch Boulevard
  167     117 Cedar Lane
  168     34210 9th Avenue South
  169     737 Montgomery Highway
  170     1002-1052 West State Road 436
  171     1870-1894 Stickney Point Road
  172     703 Greenwood Boulevard SE
  173     214 & 223 East 9th Street
          Various
  174     2520 Jacksonville Highway
  175     3030 Bullock Road
  176     2000 West Mercury Boulevard
  177     1530 South Torrence Avenue
  178     1200 Baltimore Boulevard
  179     Various
 179.01   4811 Roe Boulevard
 179.02   6880 Johnson Drive
 179.03   340 West 72nd Street
 179.04   6001 Northeast Antioch Rd.
 179.05   2004 East Santa Fe
 179.06   120 Browns Switch Rd.
 179.07   215 East Young
 179.08   3441 Main Street
 179.09   2919 S. Lewis
  180     205 West Nolana Loop
  181     9140 East Westview
  182     9480 West Stockton Boulevard
  183     10711 Vinedale Street
  184     15329 Little Valley Road
  185     9420 Spectrum Drive
  186     1150 Hanes Mall Boulevard
  187     62 Ken Hayes Drive
  188     1306 NW Hoyt Street
  189     7233 Windsor Mill Road
          Various
  190     1955 West New Haven Avenue
  191     2700 West New Haven Avenue
  192     5701 Tinker Diagonal
  193     1435 West Tunnel Boulevard
  194     114 Barnard & 109 Whitaker Street
  195     1111 North Hamilton Road
  196     861 South Atlantic Boulevard
  197     805-811 North La Cienega Boulevard
  198     900 Highway 1417 South
  199     12999 Park Boulevard
  200     220 Bobby Jones Expressway
  201     6800 Broken Sound Parkway
  202     3544 West University Boulevard
  203     1501 Wilson Street
  204     1300 S. Pleasant Valley
  205     1701 West Parmer Lane
  206     32320 State Highway 249
  207     3509 David Cox Road
  208     301 North Tyndall Parkway
  209     342 North Lewis Road
  210     4800 Burnet Road
  211     1050 N Armando Street
  212     6322 Lincoln Avenue
  213     525-529 Los Angeles Street
  214     202 Rue Iberville
  215     2455 South State Street
  216     6050 Hwy 90
  217     12211 West Washington Boulevard
  218     8335-8373 Ardwick/Ardmore Road
  219     7404 Boulder Avenue
  220     15500 Greenway Hayden Loop
  221     1015 North Chowning Avenue
  222     5523 NC Highway 55
  223     8 Kocher Drive
  224     3530 Victoria Park Road
  225     Various
 225.01   61 Wilton Road
 225.02   59 Wilton Road
  226     2689-2719 Pulaski Highway
  227     5555 Washington Avenue
  228     2600 NE Andresen Road
  229     39 Cotterrew Drive
  230     27300 Detroit Road
  231     3904-3944 East Grant Road
  232     5900-5934 Shakertown Drive Northwest
  233     3571 South Tower Road
  234     1830 East Main Street
  235     1825 & 1829 Maple Road
  236     1081 Beal Parkway
  237     1505 La Fonda Drive
  238     7300 West 135th Street
  239     1805 30th Street Northwest
  240     807 Taft Street and 805-901 Rhode Place
  241     1 East Nine Mile Road
  242     335 East Avenue K-10
  243     150 North 12th Avenue
  244     3002 Prigmor Avenue
  245     325 Bridgefield Place
  246     5550 Wares Ferry Road
  247     5863 Darrow Road
  248     1275 Fell Street
  249     12601-12623 East Sprague Avenue
  250     1864-1870 North Vermont Avenue
  251     5523 NC Highway 55
  252     9707 Cedar Avenue
  253     823 South Fedora Street
  254     592 12th Street
  255     3441 West 2nd Street
  256     345 West Pearl Avenue
  257     789 West End Avenue
  258     5204 Maryland Way
  259     11620 FM 1960 East
  260     8250 FM 78
  261     200 East Highway 12
  262     5921 Rising Sun Avenue
  263     2929 North 36th Street
  264     5940-5958 Shakertown Drive Northwest
  265     11911 US Highway 70 West
  266     470 North Midway Drive
  267     160 Dabney Road
  268     Various
 268.01   1510 S. Bentsen Palm Dr (FM 2062)
 268.02   5603 Stahl Rd
 268.03   4200 Bellmead Dr
  269     9225 West Parmer Lane
  270     1980 Main Street
  271     14740 North Northsight Boulevard
  272     3501 Del Prado Boulevard South
  273     1875 Pacific Avenue
  274     1848 Second Avenue
  275     821 Concord Road
  276     3888 Highway 90
  277     525 22nd Avenue NW and 1400 8th Street NW
  278     1311 Morman Mill Road
  279     2570 South Broadway Street
  280     6310 Lemmon Avenue
  281     Various
 281.01   1750 4th Ave SW
 281.02   511 Hwy 123 South
 281.03   417 E. Orange Ave
  282     21-43 Otterside Court
  283     6020 Hamner Avenue
  284     601 Green Street
  285     1037 Glenbrook Way
  286     16844 Passage Avenue
  287     18101 Preston Road
  288     1011 SW Emkay Drive
  289     8405 & 8355 Alice Avenue
  290     3900 North Lovington Highway
  291     3560 East Woodmen Road
  292     1255 Grimes Bridge Road
  293     12010-12040 East Marietta Avenue
  294     1524 - 1638 12th Street NW
  295     1730 University Drive East
  296     2917-3039 E 47th Street
  297     10 The Boulevard
  298     2071 West 4th Street
  299     156 Robert Drive & 193-195 Mead Street
  300     75 Rancho Road
  301     215 North Redwood Road
  302     12923 East Colonial Drive
  303     1277-1317 Lost Nation Road
  304     208 Turner Street
  305     904 Atlantic Avenue
  306     55-57 Clintonview Blvd
  307     10103 Cherry Lane
  308     1497 Granite Hills Drive
  309     2290 Kipling Street & 9845 West 22nd Place
  310     813 South Ramona Avenue
  311     20 Williamson Way
  312     3012 Harrison Street
  313     6409-6415 Frederick Road
  314     114 Halsted Street
  315     17920 Sierra Highway
  316     9236 Somerset Boulevard
  317     909-911 Standard Street
  318     8915 West Overland Road
  319     1609 & 1701 Walnut Street
  320     138 Pearl Street
  321     1440 Elm Street
  322     709 Southgate
  323     2067 Cedar Avenue
  324     613-615 McHugh Road
  325     1010 Pico Boulevard
  326     233 Bayshore Drive
  327     1523 West Jefferson Boulevard
  328     825 South Westlake Avenue
  329     1034 North Kemp Street
  330     2124 West 157th Street
  331     1105 South Standard Avenue
  332     981 West F Street
  333     5255 Riverton Avenue

                                                                                 NUMBER OF            PROPERTY
 LOAN #           CITY            STATE      ZIP CODE            COUNTY          PROPERTIES             TYPE
--------------------------------------------------------------------------------------------------------------------

   1      New York                 NY      10009, 10010   New York                   2          Multifamily
  1.01    New York                 NY      10009, 10010   New York                   1          Multifamily
  1.02    New York                 NY      10009, 10010   New York                   1          Multifamily
   2      New York                 NY         10036       New York                   1          Office
   3      New York                 NY         10014       New York                   1          Hospitality
   4      Austin                   TX         78759       Travis                     1          Hospitality
   5      Atlanta                  GA         30326       Fulton                     1          Office
   6      Memphis                  TN        Various      Shelby                    15          Industrial
  6.01    Memphis                  TN         38118       Shelby                     1          Industrial
  6.02    Memphis                  TN         38118       Shelby                     1          Industrial
  6.03    Memphis                  TN         38118       Shelby                     1          Industrial
  6.04    Memphis                  TN         38118       Shelby                     1          Industrial
  6.05    Memphis                  TN         38118       Shelby                     1          Industrial
  6.06    Memphis                  TN         38118       Shelby                     1          Industrial
  6.07    Memphis                  TN         38141       Shelby                     1          Industrial
  6.08    Memphis                  TN         38118       Shelby                     1          Industrial
  6.09    Memphis                  TN         38118       Shelby                     1          Industrial
  6.10    Memphis                  TN         38118       Shelby                     1          Industrial
  6.11    Memphis                  TN         38118       Shelby                     1          Industrial
  6.12    Memphis                  TN         38118       Shelby                     1          Industrial
  6.13    Memphis                  TN         38118       Shelby                     1          Industrial
  6.14    Memphis                  TN         38118       Shelby                     1          Industrial
  6.15    Memphis                  TN         38118       Shelby                     1          Industrial
   7      Camp Hill                PA         17011       Cumberland                 1          Retail
   8      Santa Monica             CA         90404       Los Angeles                1          Office
   9      New York                 NY         10001       New York                   1          Hospitality
   10     Miami                    FL      33122; 33166   Miami-Dade                 1          Industrial
   11     Scottsdale               AZ         85254       Maricopa                   1          Retail
   12     Phoenix                  AZ         85020       Maricopa                   3          Office
 12.01    Phoenix                  AZ         85020       Maricopa                   1          Office
 12.02    Phoenix                  AZ         85020       Maricopa                   1          Office
 12.03    Phoenix                  AZ         85020       Maricopa                   1          Office
          Various                  NJ        Various      Various                    3          Healthcare
   13     Union City               NJ         07087       Hudson                     1          Healthcare
   14     Irvington                NJ         07111       Essex                      1          Healthcare
   15     Jersey City              NJ         07307       Hudson                     1          Healthcare
   16     Glendale                 AZ         85305       Maricopa                   1          Multifamily
   17     Dallas                   TX         75207       Dallas                     1          Hospitality
   18     Kingsport                TN         37664       Sullivan                   1          Retail
   19     San Diego                CA         92123       San Diego                  1          Office
   20     Cerritos                 CA         90703       Los Angeles                1          Office
   21     Eagan                    MN         55121       Dakota                     1          Office
   22     Bala Cynwyd              PA         19004       Montgomery                 1          Office
   23     New Orleans              LA         70130       Orleans Parish             1          Office
   24     Overland Park            KS         66211       Johnson                    1          Office
   25     Indianapolis             IN         46241       Marion                     1          Industrial
   26     Highland Heights         OH         44143       Cuyahoga                   1          Retail
   27     Liverpool                NY         13090       Onondaga                   1          Industrial
   28     Washington               DC         10022       District of Columbia       1          Hospitality
   29     Lexington                KY         40509       Fayette                    1          Retail
   30     San Antonio              TX         78216       Bexar                      2          Hospitality
 30.01    San Antonio              TX         78216       Bexar                      1          Hospitality
 30.02    San Antonio              TX         78216       Bexar                      1          Hospitality
   31     East Windsor             NJ         08520       Mercer                     1          Office
   32     Wytheville               VA         24382       Wythe                      1          Industrial
   33     Temecula                 CA         92591       Riverside                  1          Multifamily
   34     South Deerfield          MA         01373       Franklin                   1          Mixed Use
   35     Richardson               TX         75080       Dallas                     1          Retail
   36     Stamford                 CT         06902       Fairfield                  1          Office
   37     Tucson                   AZ         85712       Pima                       1          Office
   38     Elkridge                 MD         21076       Anne Arundel               1          Office
   39     Fayetteville             NC        Various      Cumberland                 3          Multifamily
 39.01    Fayetteville             NC         28314       Cumberland                 1          Multifamily
 39.02    Fayetteville             NC         28311       Cumberland                 1          Multifamily
 39.03    Fayetteville             NC         28311       Cumberland                 1          Multifamily
   40     Various                Various     Various      Various                   192         Retail
 40.001   Little Rock              AR         72204       Pulaski                    1          Retail
 40.002   Pine Bluff               AR         71601       Jefferson                  1          Retail
 40.003   San Antonio              TX         78214       Bexar                      1          Retail
 40.004   Memphis                  TN         38107       Shelby                     1          Retail
 40.005   Memphis                  TN         38108       Shelby                     1          Retail
 40.006   San Antonio              TX         78212       Bexar                      1          Retail
 40.007   Dallas                   TX         75232       Dallas                     1          Retail
 40.008   Oklahoma City            OK         73111       Oklahoma                   1          Retail
 40.009   Memphis                  TN         38114       Shelby                     1          Retail
 40.010   Memphis                  TN         38109       Shelby                     1          Retail
 40.011   Memphis                  TN         38106       Shelby                     1          Retail
 40.012   Gulfport                 MS         39501       Harrison                   1          Retail
 40.013   Laurel                   MS         39440       Jones                      1          Retail
 40.014   Mission                  TX         78504       Hildago                    1          Retail
 40.015   Decatur                  GA         30035       DeKalb                     1          Retail
 40.016   Vicksburg                MS         39183       Warren                     1          Retail
 40.017   Greenville               TX         75401       Hunt                       1          Retail
 40.018   Brownsville              TX         78521       Cameron                    1          Retail
 40.019   Midland                  TX         79701       Midland                    1          Retail
 40.020   Odessa                   TX         79762       Ector                      1          Retail
 40.021   Albuquerque              NM         87102       Bernalillo                 1          Retail
 40.022   Bryan                    TX         77803       Brazos                     1          Retail
 40.023   San Antonio              TX         78237       Bexar                      1          Retail
 40.024   Beeville                 TX         78102       Bee                        1          Retail
 40.025   Montgomery               AL         36105       Montgomery                 1          Retail
 40.026   New Braunfels            TX         78130       Comal                      1          Retail
 40.027   Cleburne                 TX         76033       Johnson                    1          Retail
 40.028   Harlingen                TX         78550       Cameron                    1          Retail
 40.029   San Antonio              TX         78217       Bexar                      1          Retail
 40.030   San Antonio              TX         78213       Bexar                      1          Retail
 40.031   San Antonio              TX         78240       Bexar                      1          Retail
 40.032   Albuquerque              NM         87105       Bernalillo                 1          Retail
 40.033   Copperas Cove            TX         76522       Coryell                    1          Retail
 40.034   Hobbs                    NM         88240       Lea                        1          Retail
 40.035   Roswell                  NM         88203       Chaves                     1          Retail
 40.036   Decatur                  GA         30034       DeKalb                     1          Retail
 40.037   Tulsa                    OK         74129       Tulsa                      1          Retail
 40.038   Little Rock              AR         72209       Pulaski                    1          Retail
 40.039   Phoenix                  AZ         85019       Maricopa                   1          Retail
 40.040   Phoenix                  AZ         85040       Maricopa                   1          Retail
 40.041   Phoenix                  AZ         85029       Maricopa                   1          Retail
 40.042   Phoenix                  AZ         85006       Maricopa                   1          Retail
 40.043   Phoenix                  AZ         85016       Maricopa                   1          Retail
 40.044   Nogales                  AZ         85621       Santa Cruz                 1          Retail
 40.045   Albuquerque              NM         87107       Bernalillo                 1          Retail
 40.046   San Antonio              TX         78218       Bexar                      1          Retail
 40.047   Killeen                  TX         76543       Bell                       1          Retail
 40.048   Albuquerque              NM         87112       Bernalillo                 1          Retail
 40.049   Lewisville               TX         75057       Denton                     1          Retail
 40.050   Abilene                  TX         79605       Taylor                     1          Retail
 40.051   Austin                   TX         78723       Travis                     1          Retail
 40.052   Atlanta                  GA         30331       Fulton                     1          Retail
 40.053   Atlanta                  GA         30331       Fulton                     1          Retail
 40.054   Marietta                 GA         30064       Cobb                       1          Retail
 40.055   Macon                    GA         31211       Bibb                       1          Retail
 40.056   Tyler                    TX         75702       Smith                      1          Retail
 40.057   Austin                   TX         78758       Travis                     1          Retail
 40.058   Kingsville               TX         78363       Kleberg                    1          Retail
 40.059   Memphis                  TN         38114       Shelby                     1          Retail
 40.060   Tulsa                    OK         74126       Tulsa                      1          Retail
 40.061   Tucson                   AZ         85730       Pima                       1          Retail
 40.062   Brownsville              TX         78521       Cameron                    1          Retail
 40.063   Eagle Pass               TX         78852       Maverick                   1          Retail
 40.064   San Benito               TX         78586       Cameron                    1          Retail
 40.065   Odessa                   TX         79764       Ector                      1          Retail
 40.066   Decatur                  GA         30033       DeKalb                     1          Retail
 40.067   East Point               GA         30344       Fulton                     1          Retail
 40.068   Jackson                  MS         39213       Hinds                      1          Retail
 40.069   Jackson                  MS         39209       Hinds                      1          Retail
 40.070   Memphis                  TN         38116       Shelby                     1          Retail
 40.071   Tulsa                    OK         74105       Tulsa                      1          Retail
 40.072   Phoenix                  AZ         85042       Maricopa                   1          Retail
 40.073   Macon                    GA         31201       Bibb                       1          Retail
 40.074   Fort Worth               TX         76119       Tarrant                    1          Retail
 40.075   Phenix City              AL         36867       Russell                    1          Retail
 40.076   Columbus                 GA         31907       Muscogee                   1          Retail
 40.077   Americus                 GA         31709       Sumtes                     1          Retail
 40.078   Lagrange                 GA         30240       Troup                      1          Retail
 40.079   Griffin                  GA         30223       Spalding                   1          Retail
 40.080   Village                  OK         73120       Oklahoma                   1          Retail
 40.081   Decatur                  GA         30032       DeKalb                     1          Retail
 40.082   Memphis                  TN         38106       Shelby                     1          Retail
 40.083   Dallas                   TX         75247       Dallas                     1          Retail
 40.084   Memphis                  TN         38127       Shelby                     1          Retail
 40.085   Cordele                  GA         31015       Crisp                      1          Retail
 40.086   Altus                    OK         73521       Jackson                    1          Retail
 40.087   Grand Prairie            TX         75051       Dallas                     1          Retail
 40.088   Phoenix                  AZ         85007       Maricopa                   1          Retail
 40.089   Mercedes                 TX         78570       Hidalgo                    1          Retail
 40.090   Birmingham               AL         35204       Jefferson                  1          Retail
 40.091   Tucson                   AZ         85716       Pima                       1          Retail
 40.092   Temple                   TX         76504       Bell                       1          Retail
 40.093   Columbus                 GA         31903       Muscogee                   1          Retail
 40.094   Macon                    GA         31206       Bibb                       1          Retail
 40.095   San Antonio              TX         78226       Bexar                      1          Retail
 40.096   Birmingham               AL         35217       Jefferson                  1          Retail
 40.097   Fort Worth               TX         76119       Tarrant                    1          Retail
 40.098   Kansas City              MO         64132       Jackson                    1          Retail
 40.099   San Antonio              TX         78240       Bexar                      1          Retail
 40.100   Norfolk                  VA         23504       Norfolk                    1          Retail
 40.101   Universal City           TX         78148       Bexar                      1          Retail
 40.102   Donna                    TX         78537       Hidalgo                    1          Retail
 40.103   Elsa                     TX         78543       Hidalgo                    1          Retail
 40.104   San Antonio              TX         78242       Bexar                      1          Retail
 40.105   Montgomery               AL         36110       Montgomery                 1          Retail
 40.106   San Antonio              TX         78210       Bexar                      1          Retail
 40.107   Norfolk                  VA         23505       Norfolk                    1          Retail
 40.108   Raymondville             TX         78580       Willacy                    1          Retail
 40.109   Victoria                 TX         77901       Victoria                   1          Retail
 40.110   Portsmouth               VA         23704       Portsmouth                 1          Retail
 40.111   Alamo                    TX         78516       Hidalgo                    1          Retail
 40.112   Rio Grande City          TX         78582       Starr                      1          Retail
 40.113   Victoria                 TX         77901       Victoria                   1          Retail
 40.114   Kilgore                  TX         75662       Gregg                      1          Retail
 40.115   Harlingen                TX         78550       Cameron                    1          Retail
 40.116   Pleasanton               TX         78064       Atascosa                   1          Retail
 40.117   Floresville              TX         78114       Wilson                     1          Retail
 40.118   San Antonio              TX         78219       Bexar                      1          Retail
 40.119   Dallas                   TX         75217       Dallas                     1          Retail
 40.120   Dallas                   TX         75246       Dallas                     1          Retail
 40.121   McAllen                  TX         78504       Hidalgo                    1          Retail
 40.122   Longview                 TX         75605       Gregg                      1          Retail
 40.123   Grand Prairie            TX         75050       Dallas                     1          Retail
 40.124   Edinburg                 TX         78539       Hidalgo                    1          Retail
 40.125   Fort Valley              GA         31030       Peach                      1          Retail
 40.126   Midwest City             OK         73141       Oklahoma                   1          Retail
 40.127   Brownsville              TX         78526       Cameron                    1          Retail
 40.128   Port Lavaca              TX         77979       Calhoun                    1          Retail
 40.129   Marlin                   TX         76661       Falls                      1          Retail
 40.130   Brownsville              TX         78520       Cameron                    1          Retail
 40.131   Roma                     TX         78584       Starr                      1          Retail
 40.132   Garland                  TX         75043       Dallas                     1          Retail
 40.133   Austin                   TX         78741       Travis                     1          Retail
 40.134   San Antonio              TX         78221       Bexar                      1          Retail
 40.135   Balch Springs            TX         75180       Dallas                     1          Retail
 40.136   Greensboro               AL         36744       Hale                       1          Retail
 40.137   Lubbock                  TX         79403       Lubbock                    1          Retail
 40.138   Weslaco                  TX         78596       Hidalgo                    1          Retail
 40.139   San Antonio              TX         78216       Bexar                      1          Retail
 40.140   Jackson                  MS         39206       Hinds                      1          Retail
 40.141   Pharr                    TX         78577       Hidalgo                    1          Retail
 40.142   Carrollton               TX         75006       Denton                     1          Retail
 40.143   Oklahoma City            OK         73135       Oklahoma                   1          Retail
 40.144   Montgomery               AL         36108       Montgomery                 1          Retail
 40.145   Richland Hills           TX         76180       Tarrant                    1          Retail
 40.146   N. Little Rock           AR         72117       Pulaski                    1          Retail
 40.147   Talladega                AL         35160       Talladega                  1          Retail
 40.148   Montgomery               AL         36116       Montgomery                 1          Retail
 40.149   Montgomery               AL         36108       Montgomery                 1          Retail
 40.150   Memphis                  TN         38134       Shelby                     1          Retail
 40.151   Dallas                   TX         75235       Dallas                     1          Retail
 40.152   Biloxi                   MS         39530       Harrison                   1          Retail
 40.153   Jackson                  MS         39212       Hinds                      1          Retail
 40.154   Brownsville              TX         78521       Cameron                    1          Retail
 40.155   Mesquite                 TX         75149       Dallas                     1          Retail
 40.156   Hidalgo                  TX         78557       Hidalgo                    1          Retail
 40.157   Brownsville              TX         78521       Cameron                    1          Retail
 40.158   Port Isabel              TX         78578       Cameron                    1          Retail
 40.159   La Feria                 TX         78559       Cameron                    1          Retail
 40.160   Lubbock                  TX         79401       Lubbock                    1          Retail
 40.161   San Antonio              TX         78203       Bexar                      1          Retail
 40.162   San Antonio              TX         78223       Bexar                      1          Retail
 40.163   Laredo                   TX         78043       Webb                       1          Retail
 40.164   Austin                   TX         78704       Travis                     1          Retail
 40.165   Austin                   TX         78702       Travis                     1          Retail
 40.166   Irving                   TX         75061       Dallas                     1          Retail
 40.167   Dallas                   TX         75212       Dallas                     1          Retail
 40.168   Laredo                   TX         78040       Webb                       1          Retail
 40.169   Fort Worth               TX         76115       Tarrant                    1          Retail
 40.170   Tucson                   AZ         85704       Pima                       1          Retail
 40.171   Kansas City              MO         64134       Jackson                    1          Retail
 40.172   Arlington                TX         76010       Tarrant                    1          Retail
 40.173   San Antonio              TX         78220       Bexar                      1          Retail
 40.174   Dallas                   TX         75216       Dallas                     1          Retail
 40.175   Atlanta                  GA         30315       Fulton                     1          Retail
 40.176   Waco                     TX         76711       McLennan                   1          Retail
 40.177   Kansas City              MO         64127       Jackson                    1          Retail
 40.178   Kansas City              MO         64130       Jackson                    1          Retail
 40.179   Kansas City              MO         64130       Jackson                    1          Retail
 40.180   Birmingham               AL         35211       Jefferson                  1          Retail
 40.181   Tucson                   AZ         85706       Pima                       1          Retail
 40.182   Atlanta                  GA         30316       Fulton                     1          Retail
 40.183   Birmingham               AL         35207       Jefferson                  1          Retail
 40.184   Fort Worth               TX         76116       Tarrant                    1          Retail
 40.185   San Antonio              TX         78207       Bexar                      1          Retail
 40.186   McAllen                  TX         78501       Hidalgo                    1          Retail
 40.187   Weslaco                  TX         78596       Hidalgo                    1          Retail
 40.188   Memphis                  TN         38112       Shelby                     1          Retail
 40.189   Birmingham               AL         35211       Jefferson                  1          Retail
 40.190   Kansas City              KS         66102       Wyandotte                  1          Retail
 40.191   Haltom City              TX         76111       Tarrant                    1          Retail
 40.192   Little Rock              AR         72202       Pulaski                    1          Retail
   41     Paramus                  NJ         07652       Bergen                     1          Retail
   42     Lancaster                PA         17601       Lancaster                  1          Retail
   43     Thousand Oaks            CA         91320       Ventura                    1          Office
   44     Eagle Pass               TX         78852       Maverick                   1          Retail
   45     Plano                    TX         75023       Collin                     1          Industrial
   46     Pahrump                  NV         89048       Nye                        1          Retail
   47     Grapevine                TX         76051       Tarrant                    1          Multifamily
   48     Victorville              CA         92392       San Bernardino             1          Retail
   49     Chantilly                VA         20151       Fairfax                    1          Hospitality
   50     Valhalla                 NY         10595       Westchester                1          Office
   51     Huntsville               AL         35802       Madison                    1          Multifamily
   52     Moreno Valley            CA         92553       Riverside                  1          Retail
   53     Union City               NJ         07087       Hudson                     1          Mixed Use
   54     Stratford                CT         06614       Fairfield                  1          Office
   55     Bethesda                 MD         20814       Montgomery                 1          Self Storage
   56     Kansas City              MO         64108       Jackson                    1          Office
   57     Various                  SC        Various      Berkeley                   2          Multifamily
 57.01    Hanahan                  SC         29406       Berkeley                   1          Multifamily
 57.02    Goose Creek              SC         29445       Berkeley                   1          Multifamily
   58     Jacksonville             FL         32246       Duval                      1          Hospitality
   59     North Richland Hills     TX         76180       Tarrant                    1          Multifamily
   60     Boca Raton               FL         33431       Palm Beach                 1          Retail
   61     Mesa                     AZ         85206       Maricopa                   1          Retail
   62     Redlands                 CA         92373       San Bernardino             1          Multifamily
   63     Greenville               SC         29607       Greenville                 1          Retail
   64     Colorado Springs         CO         80917       El Paso                    1          Retail
   65     Blaine                   MN         55434       Anoka                      2          Retail
 65.01    Blaine                   MN         55434       Anoka                      1          Retail
 65.02    Blaine                   MN         55434       Anoka                      1          Retail
   66     Hollywood                FL         33020       Broward                    1          Hospitality
   67     Dallas                   TX         75202       Dallas                     1          Office
   68     Las Vegas                NV         89128       Clark                      1          Retail
   69     Tallahassee              FL         32304       Leon                       1          Hospitality
   70     Various                  TX        Various      Various                    5          Retail
 70.01    Dallas                   TX         75217       Dallas                     1          Retail
 70.02    Abilene                  TX         79601       Taylor                     1          Retail
 70.03    Floresville              TX         78114       Wilson                     1          Retail
 70.04    Groesbeck                TX         76642       Limestone                  1          Retail
 70.05    Huntsville               TX         77340       Walker                     1          Retail
   71     Anchorage                AK         99503       Anchorage                  1          Office
   72     Jacksonville             NC         28540       Onslow                     1          Multifamily
   73     Various                Various     Various      Various                    3          Office
 73.01    Austin                   TX         78724       Travis                     1          Office
 73.02    Richmond                 VA         23225       Chesterfield               1          Office
 73.03    Baytown                  TX         77521       Harris                     1          Office
   74     Fort Washington          MD         20744       Prince George's            1          Multifamily
   75     Lakewood                 CO         80228       Jefferson                  1          Hospitality
   76     Shelby Township          MI         48316       Macomb                     1          Multifamily
   77     Fort Lauderdale          FL         33309       Broward                    1          Industrial
   78     West Des Moines          IA         50265       Polk                       2          Multifamily
 78.01    West Des Moines          IA         50265       Polk                       1          Multifamily
 78.02    West Des Moines          IA         50265       Polk                       1          Multifamily
   79     Phoenix                  AZ         85040       Maricopa                   1          Industrial
   80     Huntsville               AL         35801       Madison                    1          Office
          Various                  KY        Various      Various                    2          Industrial
   81     Dry Ridge                KY         41035       Grant                      1          Industrial
   82     Owensboro                KY         42301       Daviess                    1          Industrial
   83     Dupont                   WA         98327       Pierce                     1          Retail
   84     Orlando                  FL         32835       Orange                     1          Office
   85     Phoenix                  AZ         85054       Maricopa                   1          Retail
   86     Slippery Rock            PA         16057       Butler                     2          Multifamily
 86.01    Slippery Rock            PA         16057       Butler                     1          Multifamily
 86.02    Slippery Rock            PA         16057       Butler                     1          Multifamily
   87     Bloomington              IN         47404       Monroe                     1          Multifamily
   88     Bowie                    MD         20715       Prince George's            1          Self Storage
   89     Ellicott City            MD         21042       Howard                     1          Self Storage
   90     Birmingham               AL         35242       Shelby                     1          Hospitality
   91     Long Beach               CA         90802       Los Angeles                1          Office
   92     Phoenix                  AZ         85034       Maricopa                   1          Industrial
   93     Detroit                  MI         48214       Wayne                      1          Office
   94     Norton                   MA         02766       Bristol                    1          Retail
   95     Statesboro               GA         30458       Bulloch                    1          Retail
   96     Beltsville               MD         20705       Prince Georges             1          Self Storage
   97     Duluth                   GA         30096       Gwinnett                   1          Office
   98     Oxnard                   CA         93030       Ventura                    1          Office
   99     Maspeth                  NY         11378       Queens                     1          Industrial
  100     Newport News             VA         23605       Newport News City          1          Retail
  101     Cornwall                 NY         12518       Orange                     1          Office
  102     Orlando                  FL         32811       Orange                     1          Retail
  103     Conyers                  GA         30013       Rockdale                   1          Retail
  104     Fremont                  CA         94538       Alameda                    1          Industrial
  105     Oxon Hill                MD         20745       Prince George's            1          Office
  106     Livonia                  MI         48152       Wayne                      1          Office
  107     Troy                     OH         45373       Miami                      1          Multifamily
  108     Albuquerque              NM         87105       Bernalillo                 1          Retail
  109     Bonita                   CA         91902       San Diego                  1          Office
  110     Duluth                   GA         30096       Gwinnett                   1          Retail
  111     Deer Park                NY         11729       Suffolk County             1          Industrial
  112     Decatur                  GA         30030       Dekalb                     1          Office
  113     Bedford                  TX         76021       Tarrant                    1          Multifamily
  114     Laguna Beach             CA         92651       Orange                     1          Retail
  115     Yonkers                  NY         10710       Westchester                1          Retail
  116     Anchorage                AK         99503       Anchorage                  3          Retail
 116.01   Anchorage                AK         99503       Anchorage                  1          Retail
 116.02   Anchorage                AK         99503       Anchorage                  1          Retail
 116.03   Anchorage                AK         99503       Anchorage                  1          Retail
  117     Basalt                   CO         81621       Eagle                      1          Mixed Use
  118     West Des Moines          IA         50266       Dallas                     1          Retail
  119     Sedona                   AZ         86351       Yavapai                    1          Retail
  120     Folsom                   CA         95630       Sacramento                 1          Retail
  121     Rochester                NY        Various      Monroe                     2          Various
 121.01   Rochester                NY         14623       Monroe                     1          Retail
 121.02   Rochester                NY         14623       Monroe                     1          Office
  122     Newhall                  CA         91321       Los Angeles                1          Retail
  123     Van Nuys                 CA         91405       Los Angeles                1          Industrial
  124     Union City               CA         94587       Alameda                    1          Retail
  125     Bowling Green            OH         43402       Wood                       1          Retail
  126     La Mesa                  CA         91942       San Diego                  1          Office
  127     Trussville               AL         35173       Jefferson                  1          Retail
  128     Baltimore                MD         21234       Baltimore                  1          Self Storage
  129     Indianapolis             IN         46204       Marion                     1          Office
  130     Wellington               FL         33414       Palm Beach                 1          Office
  131     Laurel                   MD         20708       Prince Georges             1          Self Storage
  132     Pasadena                 MD         21122       Anne Arundel               1          Self Storage
  133     Tampa                    FL         33637       Hillsborough               1          Hospitality
  134     Torrance                 CA         90503       Los Angeles                1          Self Storage
  135     Catonsville              MD         21228       Baltimore                  1          Self Storage
  136     Stevensville             MD         21666       Queen Anne                 1          Retail
  137     Bradenton                FL         34203       Manatee                    1          Retail
  138     Wilmette                 IL         60091       Cook                       1          Retail
  139     Winston Salem            NC         27103       Forsyth                    1          Hospitality
  140     Germantown               MD         20874       Montgomery                 1          Self Storage
  141     Kennesaw                 GA         30144       Cobb                       1          Office
  142     Tampa                    FL         33619       Hillsborough               1          Office
  143     Danbury                  CT         06810       Fairfield                  1          Hospitality
  144     Austin                   TX         78735       Travis                     1          Retail
  145     Prince Frederick         MD         20678       Calvert                    1          Retail
  146     Memphis                  TN         38141       Shelby                     1          Industrial
  147     Tulsa                    OK         74136       Tulsa                      1          Multifamily
  148     Columbia                 SC         29212       Lexington                  1          Hospitality
  149     Muncie                   IN         47304       Delaware                   1          Multifamily
  150     Kennesaw                 GA         30144       Cobb                       1          Hospitality
  151     Greenville               SC         29615       Greenville                 1          Hospitality
  152     Cathedral City           CA         92234       Riverside                  1          Retail
  153     Owings Mills             MD         21117       Baltimore                  1          Self Storage
  154     Alhambra                 CA         91801       Los Angeles                1          Retail
  155     Pasadena                 CA         91105       Los Angeles                1          Retail
  156     Perris                   CA         92571       Riverside                  1          Manufactured Housing
  157     Fremont                  CA         94538       Alameda                    1          Office
  158     Beaumont                 TX         77713       Jefferson                  1          Multifamily
  159     Auburn                   MA         01501       Worcester                  1          Hospitality
  160     El Segundo               CA         90245       Los Angeles                1          Mixed Use
  161     Memphis                  TN         38104       Shelby                     1          Multifamily
  162     Draper                   UT         84020       Salt Lake                  1          Office
  163     Santa Rosa               CA         95403       Sonoma                     1          Manufactured Housing
  164     Sarasota                 FL         34234       Sarasota                   1          Industrial
  165     Cary                     NC         27511       Wake                       1          Hospitality
  166     Chesapeake               VA         23321       Chesapeake City            1          Hospitality
  167     Knoxville                TN         37912       Knox                       1          Hospitality
  168     Federal Way              WA         98003       King                       1          Industrial
  169     Vestavia                 AL         35216       Jefferson                  1          Retail
  170     Altamonte Springs        FL         32714       Seminole                   1          Retail
  171     Sarasota                 FL         34231       Sarasota                   1          Retail
  172     Greenwood                NC         27858       Pitt                       1          Retail
  173     Los Angeles              CA         90015       Los Angeles                1          Retail
          Medford                  OR        Various      Jackson                    2          Self Storage
  174     Medford                  OR         97501       Jackson                    1          Self Storage
  175     Medford                  OR         97504       Jackson                    1          Self Storage
  176     Hampton                  VA         23666       Monroe                     1          Hospitality
  177     Calumet City             IL         60409       Cook                       1          Retail
  178     Westminster              MD         21157       Carroll                    1          Self Storage
  179     Various                Various     Various      Various                    9          Retail
 179.01   Roeland Park             KS         66205       Johnson                    1          Retail
 179.02   Mission                  KS         66202       Johnson                    1          Retail
 179.03   Kansas City              MO         64114       Jackson                    1          Retail
 179.04   Gladstone                MO         64110       Clay                       1          Retail
 179.05   Olathe                   KS         66062       Johnson                    1          Retail
 179.06   Slidell                  LA         70458       St Tammany                 1          Retail
 179.07   Warrensburg              MO         64093       Johnson                    1          Retail
 179.08   Kansas City              MO         64111       Jackson                    1          Retail
 179.09   New Iberia               LA         70560       Iberia                     1          Retail
  180     Pharr                    TX         78577       Hidalgo                    1          Hospitality
  181     Lone Tree                CO         80124       Douglas                    1          Retail
  182     Elk Grove                CA         95758       Sacramento                 1          Self Storage
  183     Sun Valley               CA         91352       Los Angeles                1          Self Storage
  184     Grass Valley             CA         95949       Nevada                     1          Manufactured Housing
  185     Austin                   TX         78717       Williamson                 1          Self Storage
  186     Winston-Salem            NC         27103       Forsyth                    1          Retail
  187     Bourbonnais              IL         60914       Kankakee                   1          Hospitality
  188     Portland                 OR         97209       Multnomah                  1          Mixed Use
  189     Woodlawn                 MD         21201       Baltimore                  1          Self Storage
          Melbourne                FL         32904       Brevard                    2          Retail
  190     Melbourne                FL         32904       Brevard                    1          Retail
  191     Melbourne                FL         32904       Brevard                    1          Retail
  192     Midwest City             OK         73110       Oklahoma                   1          Hospitality
  193     Houma                    LA         70360       Terrebonne                 1          Retail
  194     Savannah                 GA         31401       Chatham                    1          Office
  195     Gahanna                  OH         43230       Franklin                   1          Retail
  196     Monterey Park            CA         91754       Los Angeles                1          Office
  197     Los Angeles              CA         90069       Los Angeles                1          Retail
  198     Sherman                  TX         75092       Grayson                    1          Multifamily
  199     Seminole                 FL         33756       Pinellas                   1          Retail
  200     Martinez                 GA         30907       Columbia                   1          Retail
  201     Boca Raton               FL         33487       Palm Beach                 1          Office
  202     Jacksonville             FL         32217       Duval                      1          Retail
  203     Batavia                  IL         60510       Kane                       1          Industrial
  204     Austin                   TX         78741       Travis                     1          Multifamily
  205     Austin                   TX         78727       Travis                     1          Retail
  206     Pinehurst                TX         77362       Montgomery                 1          Retail
  207     Charlotte                NC         28269       Mecklenburg                1          Retail
  208     Panama City              FL         32404       Bay                        1          Retail
  209     Royersford               PA         19468       Montgomery                 1          Retail
  210     Austin                   TX         78756       Travis                     1          Retail
  211     Anaheim                  CA         92806       Orange                     1          Self Storage
  212     Cypress                  CA         90630       Orange                     1          Self Storage
  213     Los Angeles              CA         90013       Los Angeles                1          Retail
  214     Lafayette                LA         70508       Lafayette Parish           1          Office
  215     Salt Lake City           UT         84115       Salt Lake                  1          Hospitality
  216     Milton                   FL         32570       Santa Rosa                 1          Retail
  217     Los Angeles              CA         90066       Los Angeles                1          Office
  218     Hyattsville              MD         20785       Prince George's            1          Industrial
  219     Highland                 CA         92346       San Bernardino             1          Self Storage
  220     Scottsdale               AZ         85260       Maricopa                   1          Industrial
  221     Edmond                   OK         73034       Oklahoma                   1          Multifamily
  222     Durham                   NC         27713       Durham                     1          Multifamily
  223     Bennington               VT         05201       Bennington                 1          Retail
  224     Jacksonville             FL         32216       Duval                      1          Multifamily
  225     Westport                 CT         06880       Fairfield                  2          Office
 225.01   Westport                 CT         06880       Fairfield                  1          Office
 225.02   Westport                 CT         06880       Fairfield                  1          Office
  226     Newark                   DE         19702       New Castle                 1          Retail
  227     Houston                  TX         77007       Harris                     1          Retail
  228     Vancouver                WA         98661       Clark                      1          Industrial
  229     Blacklick                OH         43004       Franklin                   1          Multifamily
  230     Westlake                 OH         44145       Cuyahoga                   1          Retail
  231     Tucson                   AZ         85712       Pima                       1          Retail
  232     Canton                   OH         44718       Stark                      1          Multifamily
  233     Aurora                   CO         80012       Arapahoe                   1          Retail
  234     Kent                     OH         44240       Portage                    1          Retail
  235     Amherst                  NY         14221       Erie County                1          Office
  236     Fort Walton Beach        FL         32547       Okaloosa                   1          Retail
  237     Las Cruces               NM         88001       Dona Ana                   1          Multifamily
  238     Overland Park            KS         66223       Johnson                    1          Retail
  239     Bemidji                  MN         56601       Beltrami                   1          Multifamily
  240     Houston                  TX         77019       Harris                     1          Retail
  241     Pensacola                FL         32534       Escambia                   1          Retail
  242     Lancaster                CA         93534       Los Angeles                1          Office
  243     Hanford                  CA         93230       Kings                      1          Retail
  244     Joplin                   MO         64804       Jasper                     1          Industrial
  245     Durham                   NC         27705       Durham                     1          Multifamily
  246     Montgomery               AL         36117       Montgomery                 1          Self Storage
  247     Hudson                   OH         44236       Summit                     1          Retail
  248     San Francisco            CA         94117       San Francisco              1          Retail
  249     Spokane Valley           WA         99216       Spokane                    1          Retail
  250     Los Angeles              CA         90027       Los Angeles                1          Retail
  251     Durham                   NC         27713       Durham                     1          Multifamily
  252     Bellflower               CA         90706       Los Angeles                1          Multifamily
  253     Los Angeles              CA         90005       Los Angeles                1          Multifamily
  254     Carrollton               OH         44615       Carroll                    1          Retail
  255     Los Angeles              CA         90004       Los Angeles                1          Multifamily
  256     Redlands                 CA         92374       San Bernardino             1          Retail
  257     New York                 NY         10025       New York                   1          Multifamily
  258     Brentwood                TN         37027       Williamson                 1          Retail
  259     Huffman                  TX         77336       Harris                     1          Self Storage
  260     San Antonio              TX         78205       Bexar                      1          Retail
  261     Valley Springs           CA         95252       Calaveras                  1          Retail
  262     Philadelphia             PA         19120       Philadelphia               1          Retail
  263     Phoenix                  AZ         85018       Maricopa                   1          Multifamily
  264     Canton                   OH         44718       Stark                      1          Multifamily
  265     Clayton                  NC         27520       Johnston                   1          Retail
  266     Escondido                CA         92027       San Diego                  1          Self Storage
  267     Henderson                NC         27537       Vance                      1          Retail
  268     Various                  TX        Various      Various                    3          Retail
 268.01   Palmview                 TX         78575       Cameron                    1          Retail
 268.02   San Antonio              TX         78247       Bexar                      1          Retail
 268.03   Waco                     TX         76705       McLennan                   1          Retail
  269     Austin                   TX         78717       Travis                     1          Retail
  270     Green Bay                WI         54302       Brown                      1          Retail
  271     Scottsdale               AZ         85260       Maricopa                   1          Retail
  272     Cape Coral               FL         33904       Lee                        1          Office
  273     San Francisco            CA         94019       San Francisco              1          Multifamily
  274     New York                 NY         10128       New York                   1          Mixed Use
  275     Smyrna                   GA         30080       Cobb                       1          Retail
  276     Pace                     FL         32571       Santa Rosa                 1          Retail
  277     Minot                    ND         58703       Ward                       1          Multifamily
  278     Marble Falls             TX         78654       Burnet                     1          Retail
  279     Wichita                  KS         67216       Sedgwick                   1          Retail
  280     Dallas                   TX         75209       Dallas                     1          Office
  281     Various                Various     Various      Various                    3          Retail
 281.01   Bessemer                 AL         35022       Jefferson                  1          Retail
 281.02   Stockdale                TX         78160       Wilson                     1          Retail
 281.03   Orange Grove             TX         78372       Jim Wells                  1          Retail
  282     Middlebury               VT         05753       Addison                    1          Multifamily
  283     Mira Loma                CA         91752       Riverside                  1          Retail
  284     Parkesburg               PA         19365       Chester                    1          Multifamily
  285     Hendersonville           TN         37075       Sumner                     1          Retail
  286     Paramount                CA         90723       Los Angeles                1          Multifamily
  287     Dallas                   TX         75252       Collin                     1          Retail
  288     Bend                     OR         97702       Deschutes                  1          Office
  289     Clive                    IA         50325       Polk                       1          Multifamily
  290     Hobbs                    NM         88240       Lea                        1          Retail
  291     Colorado Springs         CO         80920       El Paso                    1          Retail
  292     Roswell                  GA         30075       Fulton                     1          Retail
  293     Spokane                  WA         99206       Spokane                    1          Multifamily
  294     Minot                    ND         58703       Ward                       1          Multifamily
  295     College Station          TX         77840       Brazos                     1          Retail
  296     Indianapolis             IN         46205       Marion                     1          Multifamily
  297     Newnan                   GA         30263       Coweta                     1          Mixed Use
  298     Reno                     NV         89501       Washoe                     1          Manufactured Housing
  299     North Tonawanda          NY         14120       Niagara                    1          Multifamily
  300     Thousand Oaks            CA         91362       Ventura                    1          Retail
  301     North Salt Lake          UT         84054       Davis                      1          Retail
  302     Orlando                  FL         32826       Orange                     1          Retail
  303     Willoughby               OH         44094       Lake                       1          Multifamily
  304     Blacksburg               VA         24060       Montgomery                 1          Multifamily
  305     Long Beach               CA         90813       Los Angeles                1          Multifamily
  306     New Hartford             NY         13413       Oneida                     1          Multifamily
  307     Lenexa                   KS         66220       Johnson                    1          Retail
  308     El Cajon                 CA         92019       San Diego                  1          Multifamily
  309     Lakewood                 CO         80215       Jefferson                  1          Office
  310     Corona                   CA         92879       Riverside                  1          Multifamily
  311     Bakersfield              CA         93306       Kern                       1          Multifamily
  312     Oakland                  CA         94611       Alameda                    1          Multifamily
  313     Catonsville              MD         21228       Baltimore                  1          Retail
  314     Chicago Heights          IL         60411       Cook                       1          Retail
  315     Santa Clarita            CA         91351       Los Angeles                1          Multifamily
  316     Bellflower               CA         90706       Los Angeles                1          Multifamily
  317     Santa Ana                CA         92701       Orange                     1          Multifamily
  318     Boise                    ID         83709       Ada                        1          Retail
  319     Commerce                 TX         75428       Hunt                       1          Multifamily
  320     Manchester               NH         03101       Hillsborough               1          Multifamily
  321     Long Beach               CA         90813       Los Angeles                1          Multifamily
  322     Pendleton                OR         97801       Umitilla                   1          Retail
  323     Long Beach               CA         90806       Los Angeles                1          Multifamily
  324     Holmen                   WI         54636       La Crosse                  1          Multifamily
  325     Santa Monica             CA         90405       Los Angeles                1          Multifamily
  326     La Porte                 TX         77571       Harris                     1          Multifamily
  327     Los Angeles              CA         90018       Los Angeles                1          Multifamily
  328     Los Angeles              CA         90057       Los Angeles                1          Multifamily
  329     Ahaheim                  CA         92801       Orange                     1          Multifamily
  330     Gardena                  CA         90249       Los Angeles                1          Multifamily
  331     Santa Ana                CA         92701       Orange                     1          Multifamily
  332     Colton                   CA         92324       San Bernardino             1          Multifamily
  333     Los Angeles              CA         91601       Los Angeles                1          Multifamily

              PROPERTY             3RD MOST RECENT      3RD MOST RECENT    2ND MOST RECENT               2ND MOST RECENT
 LOAN #        SUBTYPE                 NOI ($)             NOI DATE            NOI ($)                      NOI DATE
-----------------------------------------------------------------------------------------------------------------------------------

   1      High Rise                     92,102,906        12/31/2004          98,862,497                 12/31/2005
  1.01    High Rise
  1.02    High Rise
   2      CBD                           13,550,918        12/31/2004          10,045,955                 12/31/2005
   3      Full Service                                                        13,530,299                 12/31/2005
   4      Full Service                   5,016,916        12/31/2004           5,711,158                 12/31/2005
   5      Suburban                       7,192,295        12/31/2004           7,147,128                 12/31/2005
   6      Warehouse                                                            5,055,458                 12/31/2005
  6.01    Warehouse                                                              730,541                 12/31/2005
  6.02    Warehouse                                                              453,247                 12/31/2005
  6.03    Warehouse                                                              545,926                 12/31/2005
  6.04    Warehouse                                                              643,882                 12/31/2005
  6.05    Warehouse                                                              517,591                 12/31/2005
  6.06    Warehouse                                                              485,599                 12/31/2005
  6.07    Warehouse                                                              380,517                 12/31/2005
  6.08    Warehouse                                                              138,027                 12/31/2005
  6.09    Warehouse                                                              244,866                 12/31/2005
  6.10    Warehouse                                                               96,876                 12/31/2005
  6.11    Warehouse                                                              228,779                 12/31/2005
  6.12    Warehouse                                                               93,482                 12/31/2005
  6.13    Warehouse                                                              208,162                 12/31/2005
  6.14    Warehouse                                                              220,112                 12/31/2005
  6.15    Warehouse                                                               67,851                 12/31/2005
   7      Anchored                                                             3,852,352                 12/31/2005
   8      Medical                                                              6,246,619                 12/31/2005
   9      Limited Service
   10     Warehouse                      4,108,713        12/31/2004           4,026,770                 12/31/2005
   11     Anchored                       3,615,947        12/31/2004           3,219,476   12/31/2005 (T-9 Actuals+ T-3 Budget)
   12     Suburban                                                             1,979,209                 12/31/2005
 12.01    Suburban                                                                53,685                 12/31/2005
 12.02    Suburban                                                             1,138,101                 12/31/2005
 12.03    Suburban                                                               787,423                 12/31/2005
          Senior Living                 10,039,603        12/31/2004          10,882,442                 12/31/2005
   13     Senior Living                  4,139,556        12/31/2004           4,761,307                 12/31/2005
   14     Senior Living                  3,968,823        12/31/2004           3,078,265                 12/31/2005
   15     Senior Living                  1,931,224        12/31/2004           3,042,870                 12/31/2005
   16     Garden
   17     Full Service                                                         4,126,882                 12/31/2005
   18     Anchored
   19     Suburban
   20     Suburban                       3,062,058        12/31/2004           3,025,060                 12/31/2005
   21     Suburban                                                             2,025,322                 12/31/2005
   22     Suburban                       1,755,151        12/31/2004           2,620,916                 12/31/2005
   23     CBD                            3,360,243        12/31/2004           2,577,116                 12/31/2005
   24     Suburban
   25     Flex Office                    3,446,141        12/31/2004           3,359,746                 12/31/2005
   26     Anchored
   27     Warehouse/Distribution
   28     Limited Service                2,254,085        12/31/2004           2,802,872                 12/31/2005
   29     Anchored                                                             2,349,320                 12/31/2005
   30     Limited Service                2,720,360        12/31/2004           3,492,530                 12/31/2005
 30.01    Limited Service                1,914,228        12/31/2004           2,424,723                 12/31/2005
 30.02    Limited Service                  806,132        12/31/2004           1,067,807                 12/31/2005
   31     Suburban                       1,535,698        12/31/2004           1,480,794                 12/31/2005
   32     Warehouse
   33     Garden                                                               2,329,385                 12/31/2005
   34     Office/Industrial
   35     Anchored                       2,323,075        12/31/2004           2,042,416                 12/31/2005
   36     Suburban                       1,161,511        12/31/2003           1,251,580                 12/31/2004
   37     Medical
   38     Suburban
   39     Garden                         2,291,552        12/31/2004           2,088,155                 12/31/2005
 39.01    Garden                           900,975        12/31/2004             830,421                 12/31/2005
 39.02    Garden                           938,139        12/31/2004             868,572                 12/31/2005
 39.03    Garden                           452,438        12/31/2004             389,163                 12/31/2005
   40     Free Standing
 40.001   Free Standing
 40.002   Free Standing
 40.003   Free Standing
 40.004   Free Standing
 40.005   Free Standing
 40.006   Free Standing
 40.007   Free Standing
 40.008   Free Standing
 40.009   Free Standing
 40.010   Free Standing
 40.011   Free Standing
 40.012   Free Standing
 40.013   Free Standing
 40.014   Free Standing
 40.015   Free Standing
 40.016   Free Standing
 40.017   Free Standing
 40.018   Free Standing
 40.019   Free Standing
 40.020   Free Standing
 40.021   Free Standing
 40.022   Free Standing
 40.023   Free Standing
 40.024   Free Standing
 40.025   Free Standing
 40.026   Free Standing
 40.027   Free Standing
 40.028   Free Standing
 40.029   Free Standing
 40.030   Free Standing
 40.031   Free Standing
 40.032   Free Standing
 40.033   Free Standing
 40.034   Free Standing
 40.035   Free Standing
 40.036   Free Standing
 40.037   Free Standing
 40.038   Free Standing
 40.039   Free Standing
 40.040   Free Standing
 40.041   Free Standing
 40.042   Free Standing
 40.043   Free Standing
 40.044   Free Standing
 40.045   Free Standing
 40.046   Free Standing
 40.047   Free Standing
 40.048   Free Standing
 40.049   Free Standing
 40.050   Free Standing
 40.051   Free Standing
 40.052   Free Standing
 40.053   Free Standing
 40.054   Free Standing
 40.055   Free Standing
 40.056   Free Standing
 40.057   Free Standing
 40.058   Free Standing
 40.059   Free Standing
 40.060   Free Standing
 40.061   Free Standing
 40.062   Free Standing
 40.063   Free Standing
 40.064   Free Standing
 40.065   Free Standing
 40.066   Free Standing
 40.067   Free Standing
 40.068   Free Standing
 40.069   Free Standing
 40.070   Free Standing
 40.071   Free Standing
 40.072   Free Standing
 40.073   Free Standing
 40.074   Free Standing
 40.075   Free Standing
 40.076   Free Standing
 40.077   Free Standing
 40.078   Free Standing
 40.079   Free Standing
 40.080   Free Standing
 40.081   Free Standing
 40.082   Free Standing
 40.083   Free Standing
 40.084   Free Standing
 40.085   Free Standing
 40.086   Free Standing
 40.087   Free Standing
 40.088   Free Standing
 40.089   Free Standing
 40.090   Free Standing
 40.091   Free Standing
 40.092   Free Standing
 40.093   Free Standing
 40.094   Free Standing
 40.095   Free Standing
 40.096   Free Standing
 40.097   Free Standing
 40.098   Free Standing
 40.099   Free Standing
 40.100   Free Standing
 40.101   Free Standing
 40.102   Free Standing
 40.103   Free Standing
 40.104   Free Standing
 40.105   Free Standing
 40.106   Free Standing
 40.107   Free Standing
 40.108   Free Standing
 40.109   Free Standing
 40.110   Free Standing
 40.111   Free Standing
 40.112   Free Standing
 40.113   Free Standing
 40.114   Free Standing
 40.115   Free Standing
 40.116   Free Standing
 40.117   Free Standing
 40.118   Free Standing
 40.119   Free Standing
 40.120   Free Standing
 40.121   Free Standing
 40.122   Free Standing
 40.123   Free Standing
 40.124   Free Standing
 40.125   Free Standing
 40.126   Free Standing
 40.127   Free Standing
 40.128   Free Standing
 40.129   Free Standing
 40.130   Free Standing
 40.131   Free Standing
 40.132   Free Standing
 40.133   Free Standing
 40.134   Free Standing
 40.135   Free Standing
 40.136   Free Standing
 40.137   Free Standing
 40.138   Free Standing
 40.139   Free Standing
 40.140   Free Standing
 40.141   Free Standing
 40.142   Free Standing
 40.143   Free Standing
 40.144   Free Standing
 40.145   Free Standing
 40.146   Free Standing
 40.147   Free Standing
 40.148   Free Standing
 40.149   Free Standing
 40.150   Free Standing
 40.151   Free Standing
 40.152   Free Standing
 40.153   Free Standing
 40.154   Free Standing
 40.155   Free Standing
 40.156   Free Standing
 40.157   Free Standing
 40.158   Free Standing
 40.159   Free Standing
 40.160   Free Standing
 40.161   Free Standing
 40.162   Free Standing
 40.163   Free Standing
 40.164   Free Standing
 40.165   Free Standing
 40.166   Free Standing
 40.167   Free Standing
 40.168   Free Standing
 40.169   Free Standing
 40.170   Free Standing
 40.171   Free Standing
 40.172   Free Standing
 40.173   Free Standing
 40.174   Free Standing
 40.175   Free Standing
 40.176   Free Standing
 40.177   Free Standing
 40.178   Free Standing
 40.179   Free Standing
 40.180   Free Standing
 40.181   Free Standing
 40.182   Free Standing
 40.183   Free Standing
 40.184   Free Standing
 40.185   Free Standing
 40.186   Free Standing
 40.187   Free Standing
 40.188   Free Standing
 40.189   Free Standing
 40.190   Free Standing
 40.191   Free Standing
 40.192   Free Standing
   41     Anchored                       1,977,988        12/31/2004           2,107,090                 12/31/2005
   42     Anchored                       1,450,858        12/31/2004           1,520,876                 12/31/2005
   43     R & D
   44     Regional Mall                  1,726,459        12/31/2004           1,810,284                 12/31/2005
   45     Distribution
   46     Anchored
   47     Garden                         1,449,258        12/31/2004           1,514,064                 12/31/2005
   48     Anchored                       1,233,752        12/31/2004           1,258,086                 12/31/2005
   49     Limited Service
   50     Suburban                       1,963,684        12/31/2004           1,551,320                 12/31/2005
   51     Garden                         1,658,223        12/31/2004           1,476,063                 12/31/2005
   52     Anchored                         737,740        12/31/2004           1,087,261                 12/31/2005
   53     Office/Retail
   54     Suburban                         315,279        12/31/2004             731,726                 12/31/2005
   55     Self Storage                   1,165,268        12/31/2004           1,453,204                 12/31/2005
   56     CBD
   57     Garden                                                               1,405,386                 12/31/2005
 57.01    Garden                                                                 957,647                 12/31/2005
 57.02    Garden                                                                 447,739                 12/31/2005
   58     Limited Service                                                        764,834                 12/31/2005
   59     Garden                           840,924        12/31/2004             822,877  01-05/31/2005 and 10-12/31/2005 (T-8 Ann.)
   60     Shadow Anchored
   61     Shadow Anchored
   62     Garden                         1,073,823        12/31/2004           1,201,780                 12/31/2005
   63     Single Tenant
   64     Unanchored                       942,618        12/31/2004             930,611                 12/31/2005
   65     Anchored                       1,231,417        12/31/2004           1,483,918                 12/31/2005
 65.01    Anchored                         848,216        12/31/2004           1,064,083                 12/31/2005
 65.02    Anchored                         383,201        12/31/2004             419,835                 12/31/2005
   66     Full Service                   1,827,454        12/31/2004           2,252,984                 12/31/2005
   67     CBD
   68     Anchored                                                             1,473,863                 12/31/2004
   69     Limited Service
   70     Anchored                       1,584,056        12/31/2004           1,783,303                 12/31/2005
 70.01    Anchored                         538,926        12/31/2004             524,077                 12/31/2005
 70.02    Anchored                         436,143        12/31/2004             544,368                 12/31/2005
 70.03    Anchored                         229,976        12/31/2004             350,251                 12/31/2005
 70.04    Anchored                         160,268        12/31/2004             174,388                 12/31/2005
 70.05    Anchored                         218,744        12/31/2004             190,220                 12/31/2005
   71     Suburban
   72     Garden                         1,058,937        12/31/2004           1,329,160                 12/31/2005
   73     Various
 73.01    Suburban                                                               622,787                 12/31/2005
 73.02    Suburban
 73.03    Medical
   74     Garden                           850,518        12/31/2004           1,002,435                 12/31/2005
   75     Full Service                   1,239,126        12/31/2004           1,428,943                 12/31/2005
   76     Garden
   77     Flex                           1,413,783        12/31/2004             913,242                 12/31/2005
   78     Garden                           790,148        12/31/2004             770,820                 12/31/2005
 78.01    Garden                           387,336        12/31/2004             370,958                 12/31/2005
 78.02    Garden                           402,812        12/31/2004             399,862                 12/31/2005
   79     Flex Office                                                          1,130,209                 12/31/2004
   80     Suburban                                                             1,197,314                 12/31/2005
          Manufacturing
   81     Manufacturing
   82     Manufacturing
   83     Unanchored
   84     Suburban                       1,202,322        12/31/2003             706,340                 12/31/2004
   85     Anchored
   86     Student
 86.01    Student
 86.02    Student
   87     Student Housing                  545,866        12/31/2004             538,840                 12/31/2005
   88     Self Storage                   1,146,076        12/31/2004           1,124,587                 12/31/2005
   89     Self Storage                     973,038        12/31/2004           1,053,566                 12/31/2005
   90     Limited Service                                                      2,323,548                 12/31/2005
   91     Suburban                       1,093,606        12/31/2004           1,178,505                 12/31/2005
   92     Flex Office                                                          1,183,863                 12/31/2005
   93     Medical
   94     Anchored
   95     Anchored                       1,437,355        12/31/2004           1,413,054                 12/31/2005
   96     Self Storage                   1,048,311        12/31/2004           1,046,806                 12/31/2005
   97     Suburban                         822,443        12/31/2004             928,037                 12/31/2005
   98     Medical                        1,120,305        12/31/2004           1,265,837                 12/31/2005
   99     Warehouse                        179,550        12/31/2004              84,153                 12/31/2005
  100     Anchored                         831,914        12/31/2004             998,876                 12/31/2005
  101     Medical
  102     Unanchored
  103     Shadow Anchored                1,128,971        12/31/2004           1,217,586                 12/31/2005
  104     Flex                           4,238,429        12/31/2004           4,120,953                 12/31/2005
  105     Suburban                       1,111,313        12/31/2004           1,263,971                 12/31/2005
  106     Suburban
  107     Garden
  108     Anchored                         961,575        12/31/2004             963,980                 12/31/2005
  109     Medical                          838,675        12/31/2004             833,110                 12/31/2005
  110     Anchored                         861,750   12/31/2005 (T-4 Ann.)     1,112,990       06/30/2006 (T-6 Ann.)
  111     Warehouse                        839,109        12/31/2004           1,539,840                 12/31/2005
  112     Suburban                         785,717        12/31/2004             626,632                 12/31/2005
  113     Garden                           720,002        12/31/2004             720,649                 12/31/2005
  114     Unanchored                     1,089,735        12/31/2004           1,178,417                 12/31/2005
  115     Anchored
  116     Unanchored                       393,391        12/31/2004           1,217,871                    Various
 116.01   Unanchored                       393,391        12/31/2004             437,212                 12/31/2005
 116.02   Unanchored                                                             467,414                   9/1/2004
 116.03   Unanchored                                                             313,245                 12/31/2005
  117     Office/Retail                    839,136        12/31/2004             885,220                 12/31/2005
  118     Unanchored
  119     Unanchored                                                           1,047,859                 12/31/2005
  120     Anchored                         581,047        12/31/2004             722,421                 12/31/2005
  121     Various
 121.01   Unanchored
 121.02   Suburban
  122     Shadow Anchored
  123     Flex                             852,050        12/31/2004             835,137                 12/31/2005
  124     Anchored
  125     Anchored
  126     Medical                          756,131        12/31/2004             882,131                 12/31/2005
  127     Anchored                                                               693,992                 12/31/2005
  128     Self Storage                     831,040        12/31/2004             841,306                 12/31/2005
  129     CBD                                                                    736,325                 12/31/2004
  130     Medical
  131     Self Storage                     788,180        12/31/2004             792,199                 12/31/2005
  132     Self Storage                     767,484        12/31/2004             752,473                 12/31/2005
  133     Limited Service                  526,236        12/31/2004             697,098                 12/31/2005
  134     Self Storage                   1,052,833        12/31/2004           1,222,548                 12/31/2005
  135     Self Storage                     789,333        12/31/2004             793,018                 12/31/2005
  136     Anchored                                                               407,359                 12/31/2005
  137     Anchored                         744,588        12/31/2003             741,118                 12/31/2004
  138     Unanchored                                                             600,871                 12/31/2004
  139     Full Service                     755,143        12/31/2004             802,075                 12/31/2005
  140     Self Storage                     648,551        12/31/2004             680,713                 12/31/2005
  141     Suburban
  142     Suburban
  143     Full Service                                                           960,543                 12/31/2005
  144     Unanchored                                                             504,951                 12/31/2005
  145     Anchored                         722,279        12/31/2004             655,584                 12/31/2005
  146     Distribution
  147     Garden                           335,537        12/31/2004             316,913                 12/31/2005
  148     Limited Service                  595,293        12/31/2004             717,660                 12/31/2005
  149     Garden                           493,939        12/31/2004             531,934                 12/31/2005
  150     Limited Service                  592,358        12/31/2004             855,277                 12/31/2005
  151     Limited Service                  515,450        12/31/2004             609,373                 12/31/2005
  152     Anchored                         340,477        12/31/2004             514,975                 12/31/2005
  153     Self Storage                     665,557        12/31/2004             659,166                 12/31/2005
  154     Single Tenant
  155     Unanchored                       507,134        12/31/2004             527,105                 12/31/2005
  156     Mobile Home Park                 400,750        12/31/2004             395,368                 12/31/2005
  157     Suburban                       1,590,334        12/31/2004           1,024,699                 12/31/2005
  158     Garden                           341,669        12/31/2004             491,270                 12/31/2005
  159     Limited Service                                                        527,633                 12/31/2005
  160     Multifamily/Retail
  161     High Rise                        431,822        12/31/2004             504,216                 12/31/2005
  162     Medical                          629,219        12/31/2004             666,897                 12/31/2005
  163     Mobile Home Park                                                       480,373                 12/31/2005
  164     Office/Industrial
  165     Limited Service                  390,040        12/31/2004             493,440                 12/31/2005
  166     Limited Service                  765,833        12/31/2004             775,737                 12/31/2005
  167     Limited Service                  718,049        12/31/2004             747,927                 12/31/2005
  168     Flex                             289,548        12/31/2004             385,051                 12/31/2005
  169     Single Tenant
  170     Unanchored
  171     Unanchored
  172     Anchored                                                               412,326                 12/31/2004
  173     Unanchored                       454,090        12/31/2004             416,515                 12/31/2005
          Self Storage                     297,755        12/31/2004             569,935                 12/31/2005
  174     Self Storage                                                           277,311                 12/31/2005
  175     Self Storage                     297,755        12/31/2004             292,624                 12/31/2005
  176     Full Service                   1,454,022        12/31/2004           1,307,803                 12/31/2005
  177     Anchored                                                               470,808                 12/31/2004
  178     Self Storage                     478,974        12/31/2004             492,839                 12/31/2005
  179     Free Standing                                                          602,661      12/31/2005 (T-10 Ann.)
 179.01   Free Standing                                                           85,517      12/31/2005 (T-10 Ann.)
 179.02   Free Standing                                                           83,205      12/31/2005 (T-10 Ann.)
 179.03   Free Standing                                                           79,738      12/31/2005 (T-10 Ann.)
 179.04   Free Standing                                                           76,849      12/31/2005 (T-10 Ann.)
 179.05   Free Standing                                                           66,449      12/31/2005 (T-10 Ann.)
 179.06   Free Standing                                                           63,560      12/31/2005 (T-10 Ann.)
 179.07   Free Standing                                                           61,826      12/31/2005 (T-10 Ann.)
 179.08   Free Standing                                                           60,093      12/31/2005 (T-10 Ann.)
 179.09   Free Standing                                                           25,424      12/31/2005 (T-10 Ann.)
  180     Limited Service                                                        413,316                 12/31/2005
  181     Unanchored                                                             551,549                 12/31/2005
  182     Self Storage                                                           372,455                 12/31/2005
  183     Self Storage                     372,957        12/31/2004             608,765                 12/31/2005
  184     Mobile Home Park
  185     Self Storage                                                            57,429                 12/31/2005
  186     Single Tenant
  187     Limited Service                  531,825        12/31/2004             555,353                 12/31/2005
  188     Office/Retail                    243,718        12/31/2004             112,828                 12/31/2005
  189     Self Storage                     462,813        12/31/2004             495,733                 12/31/2005
          Single Tenant                    503,376        12/31/2004             503,376                 12/31/2005
  190     Single Tenant                    386,400        12/31/2004             386,400                 12/31/2005
  191     Single Tenant                    116,976        12/31/2004             116,976                 12/31/2005
  192     Limited Service                  635,347        12/31/2004             591,002                 12/31/2005
  193     Single Tenant                    355,172        12/31/2004             400,000                 12/31/2005
  194     Suburban                         295,970        12/31/2004             376,388                 12/31/2005
  195     Shadow Anchored                  393,895        12/31/2004             406,057                 12/31/2005
  196     Medical
  197     Unanchored
  198     Garden                                                                 273,484                 12/31/2005
  199     Anchored                         590,572        12/31/2004             590,634                 12/31/2005
  200     Shadow Anchored                  617,898        12/31/2004             612,479                 12/31/2005
  201     Suburban                          67,335        12/31/2004             197,640                 12/31/2005
  202     Single Tenant
  203     Warehouse
  204     Garden                           353,037        12/31/2004             336,662                 12/31/2005
  205     Unanchored
  206     Single Tenant
  207     Unanchored
  208     Single Tenant
  209     Single Tenant
  210     Unanchored
  211     Self Storage                     470,416        12/31/2004             509,574                 12/31/2005
  212     Self Storage                     511,321        12/31/2004             535,893                 12/31/2005
  213     Unanchored
  214     Suburban                         174,443        12/31/2004             125,652                 12/31/2005
  215     Limited Service                  281,626        12/31/2004             430,385                 12/31/2005
  216     Anchored                         454,416        12/31/2004             456,373                 12/31/2005
  217     Suburban                         322,767        12/31/2004             343,165                 12/31/2005
  218     Industrial                       322,420        12/31/2004             371,332                 12/31/2005
  219     Self Storage                                                           272,043                 12/31/2005
  220     Office/Warehouse                 321,087        12/31/2004             455,500                 12/31/2005
  221     Student Housing                                                        286,723                 12/31/2005
  222     Garden
  223     Single Tenant
  224     Garden                           374,715        11/30/2004             362,049                 11/30/2005
  225     Suburban                         352,272        12/31/2004             371,790                 12/31/2005
 225.01   Suburban                         294,610        12/31/2004             317,837                 12/31/2005
 225.02   Suburban                          57,662        12/31/2004              53,953                 12/31/2005
  226     Anchored                         408,708        12/31/2004             423,885                 12/31/2005
  227     Unanchored
  228     Warehouse                        324,344        12/31/2003             468,220                 12/31/2004
  229     Garden                           166,223        12/31/2004             219,689                 12/31/2005
  230     Single Tenant
  231     Shadow Anchored                  270,216        12/31/2004             299,617                 12/31/2005
  232     Garden                           314,806        12/31/2004             284,276                 12/31/2005
  233     Shadow Anchored
  234     Unanchored
  235     Medical
  236     Single Tenant                                                          265,137                 12/31/2005
  237     Garden                           265,955        12/31/2004             206,516                 12/31/2005
  238     Single Tenant
  239     Garden                           292,473        12/31/2004             298,798                 12/31/2005
  240     Unanchored
  241     Single Tenant                                                          244,422                 12/31/2005
  242     Suburban
  243     Shadow Anchored
  244     Single Tenant
  245     Garden                           268,046        12/31/2004             312,857                 12/31/2005
  246     Self Storage                     163,576        12/31/2004             174,282                 12/31/2005
  247     Single Tenant                                                          327,441                 12/31/2005
  248     Unanchored
  249     Unanchored                       264,829        12/31/2004             259,165                 12/31/2005
  250     Unanchored                       233,614        12/31/2004             248,251                 12/31/2005
  251     Garden                           282,085        12/31/2004             265,828                 12/31/2005
  252     Garden                           214,269        12/31/2004             242,424                 12/31/2005
  253     Garden                           191,101        12/31/2004             180,361                 12/31/2005
  254     Unanchored                                                             208,123                 12/31/2005
  255     Mid-Rise                         190,078        12/31/2004             212,642                 12/31/2005
  256     Unanchored
  257     Garden                                                                 205,118                 12/31/2004
  258     Single Tenant                                                          173,335                 12/31/2005
  259     Self Storage                     181,987        12/31/2004             228,670                 12/31/2005
  260     Shadow Anchored
  261     Shadow Anchored
  262     Unanchored                       176,998        12/31/2004             201,484                 12/31/2005
  263     Garden                           146,945        12/31/2004             163,478                 12/31/2005
  264     Garden                           160,437        12/31/2004             186,107                 12/31/2005
  265     Single Tenant
  266     Self Storage                                                           245,820                 12/31/2005
  267     Single Tenant                    206,547        12/31/2004             199,379                 12/31/2005
  268     Free Standing
 268.01   Free Standing
 268.02   Free Standing
 268.03   Free Standing
  269     Unanchored
  270     Unanchored
  271     Shadow Anchored
  272     Suburban                         270,899        12/31/2004             288,861                 12/31/2005
  273     Mid-Rise
  274     Multifamily/Retail                                                     235,283                 12/31/2005
  275     Unanchored                                                             123,519                 12/31/2004
  276     Single Tenant                                                          172,021                 12/31/2005
  277     Garden                           188,905        12/31/2004             123,434                 12/31/2005
  278     Single Tenant
  279     Shadow Anchored
  280     Suburban                         324,151        12/31/2004             233,023                 12/31/2005
  281     Free Standing
 281.01   Free Standing
 281.02   Free Standing
 281.03   Free Standing
  282     Garden                           161,647        12/31/2004             163,779                 12/31/2005
  283     Child Care Facility
  284     Senior Housing                   181,683        12/31/2004             180,893                 12/31/2005
  285     Single Tenant
  286     Garden                           134,719        12/31/2004             152,085                 12/31/2005
  287     Unanchored                       138,246        12/31/2003             156,389                 12/31/2004
  288     Suburban                         173,332        12/31/2004             107,873                 12/31/2005
  289     Garden                           136,760        12/31/2004             181,165                 12/31/2005
  290     Shadow Anchored
  291     Shadow Anchored                                                        146,060                 12/31/2005
  292     Unanchored
  293     Garden                           181,434        12/31/2004             191,726                 12/31/2005
  294     Garden                                                                 155,929                 12/31/2005
  295     Shadow Anchored
  296     Garden                           131,280        12/31/2004             133,075                 12/31/2005
  297     Retail/Multifamily                                                       7,836                 12/31/2005
  298     Mobile Home Park                  84,917        12/31/2003              72,331                 12/31/2004
  299     Garden                           145,425        10/31/2004             156,308                 10/31/2005
  300     Unanchored                                                             106,754                 12/31/2005
  301     Single Tenant
  302     Unanchored
  303     Garden                           133,405        12/31/2004             128,261                 12/31/2005
  304     Garden                           140,936        12/31/2004             148,339                 12/31/2005
  305     Garden                            48,573        12/31/2004             103,840                 12/31/2005
  306     Garden                           102,102        12/31/2004             107,044                 12/31/2005
  307     Unanchored
  308     Garden                           109,826        12/31/2004             118,639                 12/31/2005
  309     Medical                          105,160        12/31/2004              98,255                 12/31/2005
  310     Garden                                                                  83,243                 12/31/2004
  311     Garden                                                                  88,515                 12/31/2005
  312     Garden                                                                  77,893                 12/31/2004
  313     Shadow Anchored                                                         67,213                 12/31/2005
  314     Unanchored
  315     Garden                            59,233        12/31/2004              59,466                 12/31/2005
  316     Garden                            32,363        12/31/2004              74,114                 12/31/2005
  317     Garden                            82,782        12/31/2004              82,526                 12/31/2005
  318     Unanchored                        61,307        12/31/2004              28,240                 12/31/2005
  319     Garden                            84,090        12/31/2004              89,084                 12/31/2005
  320     Garden                            76,798        12/31/2004              77,562                 12/31/2005
  321     Garden                            54,466        12/31/2004              65,067                 12/31/2005
  322     Single Tenant
  323     Garden                            35,392        12/31/2004              34,504                 12/31/2005
  324     Garden                            51,588        12/31/2004              60,467                 12/31/2005
  325     Garden                            71,904        12/31/2004              88,719                 12/31/2005
  326     Garden                            39,297        12/31/2004              33,713                 12/31/2005
  327     Garden                            62,734        12/31/2004              69,928                 12/31/2005
  328     Garden                                                                  90,509                 12/31/2005
  329     Garden                            45,287        12/31/2004              54,810                 12/31/2005
  330     Garden                            37,226        12/31/2004              37,992                 12/31/2005
  331     Garden                            52,976        12/31/2004              56,269                 12/31/2005
  332     Garden                                                                  48,879                 12/31/2004
  333     Garden                            47,958        12/31/2004              57,447                 12/31/2005

          MOST RECENT             MOST RECENT                   UW              UW               UW                UW
 LOAN #    NOI ($)                 NOI DATE                REVENUES(11)    EXPENSES(11)      NOI ($)(11)    NCF ($)(2)(8)(11)
-----------------------------------------------------------------------------------------------------------------------------

   1      112,242,474                       12/31/2006       481,725,392     145,569,012      336,156,380         333,909,980
  1.01
  1.02
   2       11,090,546                  10/31/2006 (TTM)       24,095,283      11,173,354       12,921,928          12,366,983
   3       16,242,762                       12/31/2006        30,321,686      14,679,500       15,642,186          14,425,953
   4        8,316,634                       12/31/2006        32,440,990      23,825,860        8,615,130           7,317,491
   5        6,541,567                       10/31/2006        11,333,727       3,687,675        7,646,052           6,885,370
   6        5,335,526                   8/31/2006 (TTM)        7,969,833       2,601,028        5,368,805           5,048,525
  6.01        757,789                   8/31/2006 (TTM)          918,452         282,966          635,486             606,224
  6.02        452,167                   8/31/2006 (TTM)          842,866         263,608          579,258             554,081
  6.03        572,301                   8/31/2006 (TTM)          727,363         185,643          541,720             510,681
  6.04        690,035                   8/31/2006 (TTM)          750,750         207,257          543,493             520,231
  6.05        532,341                   8/31/2006 (TTM)          725,504         263,390          462,114             429,892
  6.06        452,184                   8/31/2006 (TTM)          604,356         192,846          411,510             389,508
  6.07        343,266                   8/31/2006 (TTM)          545,600         150,834          394,766             371,860
  6.08        222,653                   8/31/2006 (TTM)          541,112         205,545          335,567             313,241
  6.09        250,707                   8/31/2006 (TTM)          529,170         199,218          329,952             314,675
  6.10        162,201                   8/31/2006 (TTM)          368,012         119,920          248,092             227,599
  6.11        231,664                   8/31/2006 (TTM)          247,401          52,176          195,225             186,661
  6.12        113,573                   8/31/2006 (TTM)          331,105         138,000          193,105             181,483
  6.13        237,070                   8/31/2006 (TTM)          294,229         106,398          187,831             158,709
  6.14        189,353                   8/31/2006 (TTM)          288,484         109,332          179,152             165,592
  6.15        128,222                   8/31/2006 (TTM)          255,429         123,895          131,534             118,088
   7        5,482,454                       10/31/2006         6,697,457       1,144,537        5,552,920           5,318,262
   8        6,696,082            10/31/2006 (T-10 Ann.)        9,711,758       3,532,997        6,178,761           5,790,980
   9                                                          14,205,850       7,709,854        6,495,996           5,927,762
   10       4,370,818                       12/31/2006         6,608,008       2,264,137        4,343,871           4,071,802
   11       4,447,454             10/31/2006 (T-8 Ann.)        4,902,056         957,582        3,944,474           3,794,655
   12       2,897,124                       10/31/2006         8,541,006       3,690,491        4,850,515           4,210,128
 12.01        318,379                       10/31/2006         2,896,010       1,232,828        1,663,182           1,403,198
 12.02      1,540,579                       10/31/2006         3,314,973       1,519,184        1,795,789           1,552,779
 12.03      1,038,166                       10/31/2006         2,330,023         938,479        1,391,544           1,254,151
           12,832,629                   6/30/2006 (TTM)       53,152,216      40,682,734       12,469,482          12,257,032
   13       5,565,962                   6/30/2006 (TTM)       19,549,376      14,051,105        5,498,271           5,423,021
   14       3,639,915                   6/30/2006 (TTM)       18,373,870      14,891,276        3,482,594           3,408,394
   15       3,626,752                   6/30/2006 (TTM)       15,228,970      11,740,353        3,488,617           3,425,617
   16       2,340,607            10/31/2006 (T-10 Ann.)        4,907,261       1,843,322        3,063,939           2,956,083
   17       5,189,083            11/03/2006 (T-11 Ann.)       24,382,339      18,734,620        5,647,719           4,672,426
   18       4,227,390                       12/31/2005         6,485,463       2,305,490        4,179,974           3,814,926
   19       2,260,650                       12/31/2005         4,667,059       1,250,275        3,416,784           3,365,372
   20       3,174,101                        8/31/2006         4,930,654       1,688,306        3,242,348           2,985,996
   21       2,803,960                       12/31/2006         5,284,972       1,718,944        3,566,029           3,138,421
   22       3,058,587                  10/31/2006 (TTM)        5,594,766       2,379,241        3,215,525           2,863,653
   23       2,901,351                        9/30/2006         7,059,712       3,317,368        3,742,344           3,242,787
   24                                                          5,745,838       2,603,105        3,142,732           2,894,644
   25       3,264,604                   9/30/2006 (TTM)        5,242,398       1,980,156        3,262,242           2,862,223
   26                                                          3,738,668         984,296        2,754,372           2,686,679
   27                                                          5,883,297       2,115,366        3,767,931           3,470,584
   28       2,784,414                  11/30/2006 (TTM)        7,795,517       4,632,760        3,162,757           2,850,936
   29       2,224,445            10/31/2006 (T-10 Ann.)        3,671,123         856,278        2,814,845           2,621,340
   30       4,111,951                  08/31/2006 (TTM)       10,153,978       6,026,026        4,127,952           3,721,793
 30.01      2,734,163                  08/31/2006 (TTM)        6,496,886       3,764,323        2,732,563           2,472,687
 30.02      1,377,788                  08/31/2006 (TTM)        3,657,092       2,261,704        1,395,389           1,249,105
   31       1,857,139                   9/30/2006 (TTM)        5,996,050       2,846,298        3,149,752           3,005,274
   32                                                          2,788,896          83,667        2,705,229           2,626,497
   33       2,276,478                   9/30/2006 (TTM)        3,793,284       1,438,659        2,354,626           2,275,126
   34       2,723,033                       12/31/2005         3,282,236         505,577        2,776,659           2,634,504
   35       2,077,816              8/31/2006 (T-8 Ann.)        3,422,273       1,157,119        2,265,154           2,154,122
   36         827,459                       11/30/2005         4,800,815       1,947,481        2,853,334           2,576,546
   37                                                          5,340,300       1,919,635        3,420,665           3,034,149
   38                                                          2,568,374          77,051        2,491,322           2,339,466
   39       2,353,066                   9/30/2006 (TTM)        3,981,651       1,634,475        2,347,176           2,245,360
 39.01        966,525                   9/30/2006 (TTM)        1,705,470         688,250        1,017,220             974,420
 39.02        950,215                   9/30/2006 (TTM)        1,478,888         583,236          895,652             858,452
 39.03        436,326                   9/30/2006 (TTM)          797,293         362,988          434,305             412,489
   40      10,940,765                       12/31/2005        10,528,240               0       10,528,240          10,528,240
 40.001        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.002        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.003        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.004        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.005        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.006        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.007        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.008        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.009        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.010        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.011        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.012        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.013        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.014        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.015        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.016        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.017        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.018        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.019        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.020        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.021        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.022        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.023        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.024        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.025        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.026        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.027        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.028        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.029        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.030        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.031        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.032        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.033        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.034        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.035        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.036        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.037        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.038        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.039        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.040        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.041        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.042        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.043        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.044        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.045        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.046        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.047        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.048        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.049        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.050        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.051        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.052        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.053        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.054        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.055        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.056        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.057        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.058        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.059        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.060        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.061        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.062        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.063        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.064        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.065        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.066        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.067        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.068        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.069        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.070        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.071        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.072        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.073        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.074        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.075        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.076        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.077        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.078        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.079        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.080        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.081        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.082        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.083        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.084        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.085        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.086        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.087        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.088        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.089        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.090        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.091        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.092        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.093        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.094        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.095        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.096        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.097        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.098        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.099        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.100        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.101        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.102        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.103        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.104        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.105        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.106        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.107        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.108        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.109        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.110        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.111        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.112        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.113        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.114        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.115        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.116        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.117        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.118        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.119        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.120        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.121        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.122        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.123        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.124        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.125        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.126        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.127        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.128        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.129        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.130        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.131        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.132        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.133        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.134        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.135        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.136        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.137        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.138        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.139        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.140        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.141        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.142        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.143        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.144        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.145        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.146        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.147        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.148        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.149        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.150        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.151        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.152        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.153        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.154        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.155        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.156        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.157        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.158        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.159        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.160        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.161        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.162        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.163        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.164        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.165        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.166        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.167        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.168        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.169        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.170        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.171        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.172        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.173        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.174        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.175        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.176        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.177        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.178        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.179        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.180        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.181        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.182        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.183        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.184        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.185        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.186        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.187        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.188        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.189        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.190        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.191        56,983                       12/31/2005            54,835               0           54,835              54,835
 40.192        56,983                       12/31/2005            54,835               0           54,835              54,835
   41       1,971,820                  08/31/2006 (TTM)        2,587,536         539,579        2,047,957           2,032,436
   42       1,486,420                   9/30/2006 (TTM)        2,493,404         598,753        1,894,651           1,845,994
   43         535,336                   7/31/2006 (TTM)        3,004,569         831,561        2,173,008           1,990,864
   44       2,065,621                        9/30/2006         3,942,858       1,707,167        2,235,691           2,030,181
   45                                                          3,731,944       1,458,049        2,273,895           1,990,023
   46       1,969,524                       12/15/2006         2,395,823         502,704        1,893,119           1,804,656
   47       1,613,784                   5/31/2006 (TTM)        3,628,848       1,837,707        1,791,141           1,693,141
   48       1,156,838                  10/31/2006 (TTM)        2,225,540         501,688        1,723,852           1,668,826
   49       2,140,936                   8/11/2006 (TTM)        4,775,940       2,596,673        2,179,267           1,988,229
   50       1,489,957                       11/30/2006         3,268,984       1,419,579        1,849,405           1,683,038
   51       1,848,554                  12/25/2006 (TTM)        3,435,752       1,513,101        1,922,651           1,800,901
   52       1,330,525              9/30/2006 (T-9 Ann.)        2,330,305         797,635        1,532,671           1,418,448
   53       1,748,309                       12/31/2005         2,080,736         507,299        1,573,437           1,536,844
   54         680,319              9/30/2006 (T-9 Ann.)        2,388,040         472,919        1,915,121           1,672,638
   55       1,741,751                  10/31/2006 (TTM)        2,286,620         633,363        1,653,257           1,638,394
   56                                                          2,672,972         700,550        1,972,422           1,830,918
   57       1,237,527                  10/31/2006 (TTM)        2,800,647       1,354,773        1,445,874           1,356,874
 57.01        774,948                  10/31/2006 (TTM)        1,925,974         965,897          960,077             896,077
 57.02        462,579                  10/31/2006 (TTM)          874,673         388,876          485,797             460,797
   58       1,824,749                  10/31/2006 (TTM)        4,109,927       2,327,188        1,782,739           1,618,217
   59       1,144,377                  10/31/2006 (TTM)        2,485,880       1,245,089        1,240,791           1,172,841
   60         927,691                       12/31/2006         2,084,884         507,175        1,577,709           1,524,566
   61       1,291,626                       12/16/2006         1,654,175         364,677        1,289,498           1,245,042
   62       1,263,505                   9/30/2006 (TTM)        1,990,599         840,673        1,149,926           1,102,118
   63                                                          1,572,694          47,181        1,525,513           1,498,153
   64       1,057,037              9/30/2006 (T-9 Ann.)        1,681,952         333,711        1,348,242           1,253,100
   65       1,707,329                       10/31/2006         2,264,058         920,539        1,343,519           1,232,105
 65.01      1,283,616                       10/31/2006         1,662,607         678,402          984,205             900,272
 65.02        423,713                       10/31/2006           601,451         242,137          359,314             331,833
   66       2,560,467                   9/30/2006 (TTM)        6,704,888       4,650,881        2,054,007           1,785,726
   67         354,792              9/30/2006 (T-9 Ann.)        2,463,978       1,058,405        1,405,573           1,291,538
   68       1,366,562                       12/31/2005         2,338,019       1,015,123        1,322,896           1,225,145
   69                                                          3,925,904       2,311,674        1,614,230           1,464,426
   70       1,754,295                   6/30/2006 (TTM)        2,317,324         787,427        1,529,897           1,324,282
 70.01        486,163                   6/30/2006 (TTM)          710,726         237,778          472,948             422,062
 70.02        535,402                   6/30/2006 (TTM)          630,582         197,043          433,539             380,656
 70.03        409,601                   6/30/2006 (TTM)          429,834         158,393          271,441             235,175
 70.04        177,620                   6/30/2006 (TTM)          302,014          92,134          209,880             172,372
 70.05        145,509                   6/30/2006 (TTM)          244,168         102,080          142,088             114,017
   71                                                          2,222,438         691,127        1,531,311           1,453,508
   72       1,537,272                   9/30/2006 (TTM)        3,411,753       1,881,470        1,530,283           1,354,783
   73                                                          1,846,193         614,363        1,231,830           1,119,975
 73.01        893,424                  2006 Annualized           824,816         261,460          563,356             526,948
 73.02        588,482                  2006 Annualized           733,565         237,508          496,057             433,137
 73.03                                                           287,812         115,395          172,417             159,890
   74       1,086,427                       10/31/2006         2,073,782         967,619        1,106,163           1,063,493
   75       1,714,899                   9/30/2006 (TTM)        8,485,714       6,745,066        1,740,648           1,401,219
   76         980,958                       11/30/2006         1,814,495         684,995        1,129,500           1,129,500
   77         232,105                   9/30/2006 (TTM)        2,921,778       1,555,347        1,366,431           1,278,863
   78       1,033,864                  11/30/2006 (TTM)        2,473,172       1,255,892        1,217,280           1,128,780
 78.01        417,867                  11/30/2006 (TTM)          941,239         521,206          420,033             387,033
 78.02        615,997                  11/30/2006 (TTM)        1,531,933         734,686          797,247             741,747
   79       1,004,890                       12/31/2005         1,689,659         524,063        1,165,596           1,069,637
   80       1,203,449                        9/30/2006         1,983,656         853,683        1,129,973           1,065,197
                                                               2,404,284          48,086        2,356,198           2,151,512
   81                                                          1,278,501          25,570        1,252,931           1,135,209
   82                                                          1,125,783          22,516        1,103,267           1,016,303
   83                                                          1,383,033         303,779        1,079,254           1,009,520
   84       1,026,119                       12/31/2005         1,603,263         413,580        1,189,684           1,112,782
   85         915,610            10/31/2006 (T-10 Ann.)        1,349,607         310,489        1,039,118           1,007,506
   86       1,086,113                        9/30/2006         1,578,966         452,110        1,126,856           1,091,756
 86.01
 86.02
   87         708,775            10/31/2006 (T-10 Ann.)        1,690,683         605,570        1,085,113           1,035,559
   88       1,132,838                  10/31/2006 (TTM)        1,701,314         523,728        1,177,586           1,164,192
   89       1,177,639                  10/31/2006 (TTM)        1,681,535         448,532        1,233,003           1,217,872
   90       3,019,506                  10/31/2006 (TTM)        3,108,374       1,884,433        1,223,941           1,099,608
   91       1,201,305              8/31/2006 (T-8 Ann.)        2,220,525       1,025,821        1,194,704           1,101,096
   92       1,187,628              9/30/2006 (T-9 Ann.)        1,525,510         436,270        1,089,240           1,016,066
   93                                                          1,803,146         730,265        1,072,881           1,026,482
   94                                                          1,565,059         436,719        1,128,340           1,024,691
   95       1,477,046                       10/31/2006         1,345,518         144,877        1,200,641           1,123,914
   96       1,084,069                  10/31/2006 (TTM)        1,585,759         460,474        1,125,285           1,112,646
   97         817,430                        9/30/2006         1,553,565         567,450          986,115             913,035
   98       1,581,064                       10/31/2006         2,770,954       1,589,167        1,181,787           1,041,218
   99         189,110                  10/31/2006 (TTM)        1,649,278         476,807        1,172,471           1,112,371
  100       1,159,463                   8/31/2006 (TTM)        1,539,506         603,384          936,122             799,589
  101                                                          1,470,225         503,777          966,448             943,502
  102                                                          1,266,305         356,107          910,198             877,406
  103         668,515                        5/31/2006         1,266,168         340,415          925,753             831,807
  104       3,412,704            11/30/2006 (T-11 Ann.)        1,615,415         510,658        1,104,757             991,007
  105       1,233,944                       11/30/2006         2,156,609         900,253        1,256,356           1,074,039
  106                                                          1,080,388         122,039          958,349             949,377
  107                                                          1,811,740         709,085        1,102,655           1,061,855
  108         966,515                  08/31/2006 (TTM)        1,282,392         349,234          933,158             882,532
  109       1,006,150              7/31/2006 (T-7 Ann.)        1,473,670         423,034        1,050,636             993,868
  110       1,043,595                  08/31/2006 (TTM)        1,483,300         526,389          956,911             905,085
  111       1,115,956                  10/31/2006 (TTM)        1,579,531         593,109          986,422             921,389
  112         624,690              9/30/2006 (T-9 Ann.)        1,782,940         704,497        1,078,443             956,261
  113         648,497              9/30/2006 (T-9 Ann.)        1,707,836         856,718          851,118             807,918
  114         944,128                        9/30/2006         1,622,015         536,386        1,085,629           1,010,352
  115                                                          1,745,842         764,517          981,325             944,525
  116       1,359,307                          Various         2,058,692         769,697        1,288,995           1,075,521
 116.01       507,363              8/31/2006 (T-8 Ann.)          913,690         370,455          543,236             427,080
 116.02       416,020                  08/31/2006 (TTM)          626,302         188,045          438,257             364,689
 116.03       435,924              8/31/2006 (T-8 Ann.)          518,700         211,197          307,503             283,752
  117       1,006,489                 11/30/2006 (T-12)        1,160,899         246,007          914,892             870,425
  118                                                          1,096,961         336,548          760,412             712,894
  119       1,102,068                  10/31/2006 (TTM)        1,334,329         408,736          925,593             869,095
  120         798,631            10/31/2006 (T-10 Ann.)          997,062         263,460          733,602             699,540
  121         923,630                       12/31/2005         1,417,690         521,310          896,380             794,757
 121.01       613,338                       12/31/2005           753,624         260,797          492,827             439,572
 121.02       310,292                       12/31/2005           664,066         260,513          403,553             355,185
  122                                                            945,778         234,554          711,224             687,144
  123         840,268            10/31/2006 (T-10 Ann.)        1,175,662         328,425          847,236             807,741
  124                                                          1,172,655         365,285          807,370             749,868
  125         903,917            10/31/2006 (T-10 Ann.)        1,822,518         901,615          920,903             753,674
  126         920,266                   8/31/2006 (TTM)        1,851,571         933,932          917,639             805,068
  127         631,898                       10/31/2006           961,240         206,391          754,849             734,345
  128         818,285                  10/31/2006 (TTM)        1,152,493         342,359          810,134             799,345
  129         396,163                       12/31/2005         1,982,459       1,080,708          901,751             755,007
  130         785,040                        11/1/2007         1,173,277         395,628          777,649             724,783
  131         823,774                  10/31/2006 (TTM)        1,256,631         397,746          858,885             848,272
  132         802,742                  10/31/2006 (TTM)        1,229,197         387,168          842,029             831,353
  133         968,085                  10/31/2006 (TTM)        2,302,699       1,292,869        1,009,830             894,700
  134       1,272,506                   8/31/2006 (TTM)        1,582,903         362,947        1,219,956           1,205,983
  135         776,386                  10/31/2006 (TTM)        1,173,690         359,112          814,578             804,022
  136         539,602                       10/31/2006           875,807         161,804          714,003             683,720
  137         782,038                       12/31/2005         1,047,532         345,224          702,308             651,997
  138         480,873                       12/31/2005         1,146,161         389,059          757,102             714,277
  139         636,782                   9/30/2006 (TTM)        2,879,910       1,918,485          961,425             817,429
  140         715,005                  10/31/2006 (TTM)        1,129,837         387,306          742,531             730,718
  141                                                          1,034,394         368,094          666,300             623,924
  142         633,350                       12/31/2006           938,893         283,167          655,727             616,727
  143       1,001,470                        9/30/2006         4,007,426       2,965,359        1,042,067             881,770
  144         647,076                       12/31/2006           935,212         267,179          668,033             627,553
  145         721,111                        9/30/2006           802,229         179,102          623,127             590,572
  146                                                            855,682         227,903          627,779             599,764
  147         412,516                 10/31/2006 (T-12)        1,272,344         647,170          625,174             569,174
  148         828,045                       10/31/2006         1,833,809       1,072,825          760,984             687,632
  149         566,987                   9/30/2006 (TTM)        1,219,449         588,355          631,095             597,095
  150         838,272                        8/31/2006         1,785,132       1,023,987          761,145             689,740
  151         672,489                  10/31/2006 (TTM)        2,010,951       1,297,675          713,276             612,727
  152         534,636                  10/31/2006 (TTM)          993,935         383,499          610,436             559,788
  153         656,258                  10/31/2006 (TTM)          985,546         302,668          682,878             674,091
  154                                                            510,000          15,300          494,700             493,479
  155         549,584                   9/30/2006 (TTM)          754,097         208,379          545,718             513,730
  156         450,231                   9/30/2006 (TTM)        1,022,648         482,387          540,261             530,011
  157         951,411                       11/30/2006         1,463,146         640,958          822,188             713,782
  158         582,489                   9/30/2006 (TTM)          943,423         370,566          572,857             548,857
  159         764,245                       10/31/2006         1,796,328       1,061,590          734,738             662,885
  160                                                            771,255         179,079          592,176             577,898
  161         544,323                   6/30/2006 (TTM)        1,382,920         780,317          602,603             569,573
  162         571,747                  11/30/2006 (TTM)          797,955         214,310          583,645             540,242
  163         509,908                  11/30/2006 (TTM)          796,194         329,944          466,250             460,400
  164                                                            579,254          17,378          561,876             553,224
  165         738,987                  10/31/2006 (TTM)        2,398,006       1,692,607          705,399             585,499
  166         737,258                   9/30/2006 (TTM)        2,155,375       1,410,819          744,556             658,341
  167         971,206                       12/31/2006         2,717,717       1,921,828          795,889             660,003
  168         477,633                   9/30/2006 (TTM)          658,212         146,037          512,175             476,788
  169                                                            428,000          12,840          415,160             413,711
  170         407,537             11/30/2006 (T-9 Ann.)          870,988         302,358          568,630             533,910
  171         296,339                       12/31/2005           673,606         185,140          488,466             466,020
  172         439,101            10/31/2006 (T-10 Ann.)          727,926         209,669          518,257             465,486
  173         439,824                   9/30/2006 (TTM)          736,929         145,830          591,099             566,634
              665,546                          Various           886,333         333,571          552,762             523,174
  174         359,395                   9/30/2006 (TTM)          490,214         190,825          299,389             284,891
  175         306,151                  10/31/2006 (TTM)          396,119         142,746          253,373             238,283
  176       1,524,946                        9/30/2006         2,226,451       1,031,632        1,194,819           1,105,761
  177         482,425                       12/31/2005         1,040,569         459,545          581,024             527,242
  178         501,098                  10/31/2006 (TTM)          792,360         267,596          524,764             516,694
  179         747,724             09/30/2006 (T-9 Ann.)          629,803          36,000          593,803             593,803
 179.01       106,101             09/30/2006 (T-9 Ann.)           89,368           5,108           84,260              84,260
 179.02       103,233             09/30/2006 (T-9 Ann.)           86,953           4,970           81,982              81,982
 179.03        98,932             09/30/2006 (T-9 Ann.)           83,330           4,763           78,567              78,567
 179.04        95,347             09/30/2006 (T-9 Ann.)           80,311           4,591           75,720              75,720
 179.05        82,443             09/30/2006 (T-9 Ann.)           69,441           3,969           65,472              65,472
 179.06        78,859             09/30/2006 (T-9 Ann.)           66,422           3,797           62,625              62,625
 179.07        76,708             09/30/2006 (T-9 Ann.)           64,611           3,693           60,918              60,918
 179.08        74,557             09/30/2006 (T-9 Ann.)           62,799           3,590           59,210              59,210
 179.09        31,543             09/30/2006 (T-9 Ann.)           26,569           1,519           25,050              25,050
  180         596,833                  10/31/2006 (TTM)        1,864,925       1,280,092          584,833             510,996
  181         545,121            11/30/2006 (T-13 Ann.)          712,382         210,257          502,125             483,225
  182         471,786                       10/31/2006           830,616         335,384          495,232             482,812
  183         518,141              8/31/2006 (T-8 Ann.)          651,294         223,348          427,946             419,398
  184         388,317                  10/31/2006 (TTM)          705,427         293,848          411,579             406,379
  185         287,107                   9/30/2006 (TTM)          807,337         344,348          462,989             449,318
  186                                                            624,599         122,873          501,726             468,820
  187         608,936                   8/31/2006 (TTM)        1,851,671       1,287,457          564,214             490,147
  188         266,259                  10/31/2006 (TTM)          591,572         153,088          438,484             402,624
  189         469,110                  10/31/2006 (TTM)          726,086         262,260          463,826             457,386
              501,682                       11/30/2006           666,155         223,120          443,035             422,160
  190         386,400                       11/30/2006           532,313         195,198          337,115             320,015
  191         115,282                       11/30/2006           133,842          27,922          105,920             102,145
  192         625,628                       10/31/2006         1,571,218       1,001,097          570,121             507,272
  193         400,000            10/31/2006 (T-10 Ann.)          400,000          12,000          388,000             385,826
  194         394,063                        9/30/2006           568,953         165,069          403,884             374,982
  195         442,403                       10/31/2006           718,883         297,082          421,801             391,087
  196         360,073                   9/30/2006 (TTM)          544,582         144,700          399,882             385,195
  197                                                            507,009          93,345          413,664             407,444
  198         398,285                 11/30/2006 (T-12)          895,635         478,869          416,766             379,766
  199         595,398            10/31/2006 (T-10 Ann.)          852,122         342,273          509,849             465,151
  200         608,318                       10/31/2006           604,096         107,698          496,398             458,333
  201         256,175                   9/30/2006 (TTM)        1,367,419         679,561          687,859             602,618
  202                                                            365,115          10,953          354,161             354,161
  203                                                            564,809         176,884          387,924             362,482
  204         431,831                   9/30/2006 (TTM)          923,119         525,873          397,246             342,166
  205                                                            513,845         157,134          356,711             341,524
  206                                                            368,000          11,040          356,960             356,960
  207         350,995                       12/31/2005           554,840         161,759          393,081             383,901
  208                                                            340,000          10,200          329,800             329,800
  209                                                            328,618           9,859          318,759             318,759
  210                                                            541,849         152,934          388,915             377,285
  211         538,484                   8/31/2006 (TTM)          737,818         214,030          523,788             513,961
  212         639,260                   8/31/2006 (TTM)          743,662         184,546          559,116             550,500
  213                                                            421,263          89,142          332,121             318,778
  214         177,557                   8/31/2006 (TTM)          909,828         476,490          433,338             338,647
  215         584,071                        9/30/2006         1,578,157       1,073,453          504,704             441,578
  216         464,107              9/30/2006 (T-9 Ann.)          573,363         153,768          419,595             379,458
  217         414,116                       11/30/2006           549,935         178,926          371,009             340,090
  218         324,591                        7/31/2006           860,218         191,770          668,448             625,063
  219         266,620                   8/31/2006 (TTM)          714,782         291,397          423,385             414,323
  220         497,649                       11/30/2006           734,408         251,526          482,882             427,124
  221         339,268                   9/30/2006 (TTM)          654,527         312,410          342,117             331,317
  222         131,423                  11/30/2006 (TTM)          623,048         254,108          368,940             348,540
  223                                                            327,778          17,751          310,026             307,813
  224         399,755                       11/30/2006           780,033         422,613          357,420             333,884
  225         424,336                        9/30/2006           565,499         190,060          375,439             335,880
 225.01       355,761                        9/30/2006           449,317         136,998          312,319             282,817
 225.02        68,575                        9/30/2006           116,182          53,062           63,120              53,063
  226         414,488                  11/30/2006 (TTM)          531,122         115,025          416,097             395,166
  227                                                            405,008         130,430          274,578             255,004
  228         428,725                       12/31/2005           699,866         165,248          534,618             481,463
  229         260,736                  10/31/2006 (TTM)          888,327         541,228          347,099             304,755
  230         374,346                        9/30/2006           530,083         178,966          351,117             333,228
  231         324,420                       10/31/2006           495,209         154,673          340,536             310,374
  232         328,402                       11/30/2006           668,016         317,378          350,638             314,224
  233                                                            378,824          73,935          304,889             297,694
  234         409,529                        9/30/2006           602,716         242,834          359,882             330,525
  235         105,344             11/29/2006 (T-7 Ann.)          462,699         151,425          311,274             278,501
  236         265,137                   8/31/2006 (TTM)          285,846          29,284          256,562             255,218
  237         251,727              9/30/2006 (T-9 Ann.)          671,640         377,543          294,097             262,847
  238                                                            500,599         142,588          358,011             351,105
  239         270,852              5/31/2006 (T-1 Ann.)          507,952         225,642          282,310             268,810
  240                                                            391,687          84,441          307,246             284,112
  241         244,422                   8/31/2006 (TTM)          268,313          31,940          236,373             234,844
  242                                                            509,226         101,524          407,702             374,474
  243                                                            349,439          78,514          270,926             259,841
  244                                                            246,840           7,405          239,435             235,235
  245         348,659                  11/30/2006 (TTM)          446,474         195,225          251,249             236,417
  246         246,037                   9/30/2006 (TTM)          468,930         227,174          241,756             233,224
  247         316,879                        9/30/2006           418,096         123,349          294,747             277,892
  248                                                            562,094         152,985          409,109             401,872
  249         294,869                       12/31/2006           342,873          98,111          244,762             213,509
  250         269,226              6/30/2006 (T-6 Ann.)          331,099          79,801          251,298             239,336
  251         293,250                  11/30/2006 (TTM)          390,883         142,746          248,137             237,269
  252         304,398              5/31/2006 (T-7 Ann.)          332,973         101,494          231,479             225,854
  253         227,762                  11/30/2006 (TTM)          345,052         117,817          227,235             218,985
  254         299,400                        9/30/2006           377,152          93,675          283,477             256,555
  255         240,492                   6/31/2006 (TTM)          482,950         242,998          239,952             221,202
  256                                                            351,731         100,238          251,493             239,030
  257         137,524                       12/31/2005         3,748,502       1,076,205        2,672,297           2,672,297
  258         208,002                       10/31/2006           203,429          11,514          191,915             191,324
  259         205,368                   9/30/2006 (TTM)          399,623         180,016          219,607             213,599
  260                                                            275,546          60,725          214,821             200,821
  261                                                            255,206          59,238          195,968             186,726
  262         191,465                       12/31/2006           401,373         161,841          239,532             218,893
  263         188,716                  09/30/2006 (TTM)          422,489         211,687          210,802             194,802
  264         202,005                       11/30/2006           420,841         199,829          221,012             192,086
  265         182,503                       10/31/2006           182,872           3,657          179,214             178,196
  266         262,552                   9/30/2006 (TTM)          326,886         129,501          197,385             191,504
  267         205,992                       10/31/2006           281,886          88,413          193,473             178,459
  268                                                            240,949          50,559          190,390             177,064
 268.01                                                           89,431          22,398           67,033              62,494
 268.02                                                           79,417          13,784           65,633              61,135
 268.03                                                           72,101          14,377           57,724              53,436
  269                                                            287,383          78,736          208,647             195,650
  270                                                            251,311          43,913          207,398             196,328
  271                                                            256,183          58,749          197,433             190,169
  272         310,257                   8/31/2006 (TTM)          426,859         141,462          285,397             242,022
  273         208,567              8/31/2006 (T-8 Ann.)          397,022         173,187          223,835             219,835
  274         232,526                   9/30/2006 (TTM)          305,718          94,358          211,360             206,268
  275         142,465                       12/31/2005           271,590          78,965          192,625             170,850
  276         172,021                   8/31/2006 (TTM)          188,945          22,592          166,353             164,777
  277         238,443                  11/01/2006 (TTM)          373,464         174,559          198,905             179,105
  278                                                            180,139           3,603          176,536             165,522
  279         185,630                       12/31/2006           353,014          87,290          265,724             244,481
  280         233,857                       12/31/2006           360,870         157,346          203,524             176,263
  281                                                            214,007          48,046          165,961             153,284
 281.01                                                           72,210          15,803           56,407              52,152
 281.02                                                           66,268          10,493           55,775              51,540
 281.03                                                           75,529          21,750           53,779              49,592
  282         168,876              5/31/2006 (T-3 Ann.)          268,438         105,464          162,974             156,224
  283                                                            304,875          71,297          233,578             221,160
  284         179,302                       10/31/2006           449,305         275,734          173,571             163,626
  285         151,388                       11/30/2006           151,373           3,027          148,345             144,871
  286         207,270              5/31/2006 (T-4 Ann.)          228,553          78,360          150,193             145,693
  287         137,595                       12/31/2005           221,267          62,984          158,283             150,427
  288         223,831              5/31/2006 (T-4 Ann.)          285,672          93,274          192,398             163,294
  289         149,305                       12/31/2006           354,412         171,410          183,002             170,752
  290                                                            202,043          29,414          172,629             160,598
  291         156,053                       12/31/2006           186,426          46,032          140,394             133,057
  292         202,032                       12/31/2005           233,722          78,795          154,927             140,709
  293         193,695              5/31/2006 (T-4 Ann.)          259,722         111,411          148,311             136,489
  294         170,273                  10/31/2006 (TTM)          233,552          92,102          141,450             132,426
  295                                                            195,543          59,243          136,300             127,333
  296         161,257                       12/31/2006           270,543         127,353          143,191             131,601
  297          68,128                       12/31/2006           211,147          71,616          139,531             124,912
  298          46,995                       12/31/2005           222,038         105,253          116,785             114,485
  299         142,992              5/31/2006 (T-3 Ann.)          280,831         151,256          129,575             117,650
  300         129,488              9/30/2006 (T-9 Ann.)          152,088          29,913          122,175             117,399
  301                                                            153,751          41,844          111,908             107,563
  302         111,574                   7/31/2006 (TTM)          148,029          40,023          108,006             100,899
  303         133,649              5/31/2006 (T-4 Ann.)          253,890         129,239          124,651             116,551
  304         184,354              5/31/2006 (T-4 Ann.)          266,406         145,138          121,268             107,993
  305         109,150              5/31/2006 (T-3 Ann.)          149,631          52,700           96,931              91,931
  306         106,295              9/30/2006 (T-9 Ann.)          167,909          72,064           95,845              88,069
  307                                                            239,859          79,989          159,870             149,433
  308         125,562              5/31/2006 (T-6 Ann.)          146,415          55,934           90,481              86,881
  309          97,486              5/31/2006 (T-3 Ann.)          165,275          75,311           89,964              85,468
  310          91,985                       12/31/2005           118,047          35,532           82,515              80,265
  311          92,154              5/31/2006 (T-4 Ann.)          134,314          53,553           80,761              76,261
  312          99,479                       12/31/2005           114,114          34,720           79,394              77,819
  313          66,581            10/31/2006 (T-10 Ann.)          113,589          36,903           76,686              71,766
  314                                                            105,914          30,860           75,054              69,197
  315          82,849              5/31/2006 (T-4 Ann.)          106,308          35,631           70,677              68,427
  316         115,734              5/31/2006 (T-5 Ann.)          143,640          49,117           94,523              91,773
  317          77,589                   5/31/2006 (TTM)           91,200          23,811           67,389              65,389
  318          44,551                   5/31/2006 (TTM)          140,889          57,461           83,428              72,948
  319          86,802              5/31/2006 (T-4 Ann.)          124,740          64,330           60,410              57,210
  320         143,498                   5/31/2006 (TTM)          144,831          73,148           71,683              67,183
  321          85,059              5/31/2006 (T-3 Ann.)          104,025          40,889           63,136              60,636
  322                                                             82,739          19,881           62,858              59,255
  323          44,404                   5/31/2006 (TTM)           89,790          32,972           56,818              54,118
  324          63,475              5/31/2006 (T-4 Ann.)           96,720          39,397           57,323              53,207
  325         103,984                   5/31/2006 (TTM)          127,121          45,739           81,382              78,382
  326          58,681              5/31/2006 (T-3 Ann.)          126,200          71,400           54,800              49,850
  327          77,079              5/31/2006 (T-4 Ann.)          108,357          56,087           52,270              48,270
  328         122,490              5/31/2006 (T-4 Ann.)          202,236         119,914           82,322              73,822
  329          57,191             5/31/2006 (T-12 Ann.)           76,975          22,755           54,220              52,420
  330          63,609              5/31/2006 (T-4 Ann.)           76,665          29,338           47,327              46,202
  331          53,274                   5/31/2006 (TTM)           91,913          45,031           46,882              44,382
  332          55,029                       12/31/2005            68,685          21,064           47,621              45,821
  333          73,956              5/31/2006 (T-5 Ann.)          115,462          44,173           71,289              68,789

                                                                                                             ORIGINAL
                             UW                            CUT-OFF DATE                ORIGINAL               BALANCE
 LOAN #    DSCR (X)(2)(3)(4)(6)(7)(11)(13)(41)(42)   LTV (%)(3)(5)(7)(13)(43)     BALANCE ($)(8)(36)       PER UNIT ($)
--------------------------------------------------------------------------------------------------------------------------

   1                        1.70                                         55.6              800,000,000         267,212.97
  1.01                                                                                     618,867,925
  1.02                                                                                     181,132,075
   2                        1.17                                         52.3              170,000,000             382.92
   3                        1.49                                         61.3              125,000,000         668,449.20
   4                        1.57                                         76.9               83,000,000         168,699.19
   5                        1.22                                         72.6               82,000,000             208.59
   6                        1.35                                         78.8               67,000,000              42.23
  6.01                                                                                       8,644,000
  6.02                                                                                       7,400,000
  6.03                                                                                       7,000,000
  6.04                                                                                       6,200,000
  6.05                                                                                       6,050,000
  6.06                                                                                       5,200,000
  6.07                                                                                       4,624,000
  6.08                                                                                       4,200,000
  6.09                                                                                       4,088,000
  6.10                                                                                       2,900,000
  6.11                                                                                       2,400,000
  6.12                                                                                       2,308,000
  6.13                                                                                       2,250,000
  6.14                                                                                       2,200,000
  6.15                                                                                       1,536,000
   7                        1.20                                         74.8               65,000,000             139.43
   8                        1.65                                         63.3               62,000,000             302.81
   9                        1.38                                         58.5               55,000,000         241,228.07
   10                       1.37                                         79.9               53,500,000              71.70
   11                       1.20                                         70.1               50,000,000             301.02
   12                       1.41                                         79.9               50,000,000             116.86
 12.01                                                                                      18,400,000
 12.02                                                                                      18,400,000
 12.03                                                                                      13,200,000
                            3.48                                         38.9               43,500,000          71,663.92
   13                       3.48                                         38.9               18,924,359          71,663.92
   14                       3.48                                         38.9               12,291,538          71,663.92
   15                       3.48                                         38.9               12,284,103          71,663.92
   16                       1.19                                         66.0               42,900,000          85,119.05
   17                       1.61                                         69.5               41,000,000          79,150.58
   18                       1.68                                         74.5               39,500,000              73.97
   19                       1.49                                         73.7               38,700,000             193.50
   20                       1.14                                         76.1               37,500,000             200.42
   21                       1.28                                         74.9               37,000,000             127.76
   22                       1.18                                         76.5               35,000,000             144.78
   23                       1.26                                         77.7               35,000,000              77.22
   24                       1.20                                         73.2               34,500,000             146.51
   25                       1.24                                         79.6               33,600,000              41.51
   26                       1.15                                         79.8               33,500,000             135.55
   27                       1.38                                         65.6               33,000,000              37.42
   28                       1.49                                         64.6               32,500,000         213,815.79
   29                       1.22                                         80.0               31,680,000              92.61
   30                       1.66                                         73.2               31,390,000          71,340.91
 30.01                                                                                      20,790,000
 30.02                                                                                      10,600,000
   31                       1.41                                         73.5               30,850,000             107.47
   32                       1.22                                         76.5               30,615,000              42.77
   33                       1.30                                         78.5               30,500,000          95,911.95
   34                       1.29                                         76.8               28,800,000              86.86
   35                       1.22                                         79.9               28,000,000             152.33
   36                       1.25                                         77.1               27,568,000             123.54
   37                       1.48                                         64.8               27,105,000             145.51
   38                       1.51                                         72.0               27,000,000             193.65
   39                       1.45                                         73.2               26,325,000          51,820.87
 39.01                                                                                      11,325,000
 39.02                                                                                      10,500,000
 39.03                                                                                       4,500,000
   40                       2.67                                         41.4               25,000,000             203.94
 40.001                                                                                        130,208
 40.002                                                                                        130,208
 40.003                                                                                        130,208
 40.004                                                                                        130,208
 40.005                                                                                        130,208
 40.006                                                                                        130,208
 40.007                                                                                        130,208
 40.008                                                                                        130,208
 40.009                                                                                        130,208
 40.010                                                                                        130,208
 40.011                                                                                        130,208
 40.012                                                                                        130,208
 40.013                                                                                        130,208
 40.014                                                                                        130,208
 40.015                                                                                        130,208
 40.016                                                                                        130,208
 40.017                                                                                        130,208
 40.018                                                                                        130,208
 40.019                                                                                        130,208
 40.020                                                                                        130,208
 40.021                                                                                        130,208
 40.022                                                                                        130,208
 40.023                                                                                        130,208
 40.024                                                                                        130,208
 40.025                                                                                        130,208
 40.026                                                                                        130,208
 40.027                                                                                        130,208
 40.028                                                                                        130,208
 40.029                                                                                        130,208
 40.030                                                                                        130,208
 40.031                                                                                        130,208
 40.032                                                                                        130,208
 40.033                                                                                        130,208
 40.034                                                                                        130,208
 40.035                                                                                        130,208
 40.036                                                                                        130,208
 40.037                                                                                        130,208
 40.038                                                                                        130,208
 40.039                                                                                        130,208
 40.040                                                                                        130,208
 40.041                                                                                        130,208
 40.042                                                                                        130,208
 40.043                                                                                        130,208
 40.044                                                                                        130,208
 40.045                                                                                        130,208
 40.046                                                                                        130,208
 40.047                                                                                        130,208
 40.048                                                                                        130,208
 40.049                                                                                        130,208
 40.050                                                                                        130,208
 40.051                                                                                        130,208
 40.052                                                                                        130,208
 40.053                                                                                        130,208
 40.054                                                                                        130,208
 40.055                                                                                        130,208
 40.056                                                                                        130,208
 40.057                                                                                        130,208
 40.058                                                                                        130,208
 40.059                                                                                        130,208
 40.060                                                                                        130,208
 40.061                                                                                        130,208
 40.062                                                                                        130,208
 40.063                                                                                        130,208
 40.064                                                                                        130,208
 40.065                                                                                        130,208
 40.066                                                                                        130,208
 40.067                                                                                        130,208
 40.068                                                                                        130,208
 40.069                                                                                        130,208
 40.070                                                                                        130,208
 40.071                                                                                        130,208
 40.072                                                                                        130,208
 40.073                                                                                        130,208
 40.074                                                                                        130,208
 40.075                                                                                        130,208
 40.076                                                                                        130,208
 40.077                                                                                        130,208
 40.078                                                                                        130,208
 40.079                                                                                        130,208
 40.080                                                                                        130,208
 40.081                                                                                        130,208
 40.082                                                                                        130,208
 40.083                                                                                        130,208
 40.084                                                                                        130,208
 40.085                                                                                        130,208
 40.086                                                                                        130,208
 40.087                                                                                        130,208
 40.088                                                                                        130,208
 40.089                                                                                        130,208
 40.090                                                                                        130,208
 40.091                                                                                        130,208
 40.092                                                                                        130,208
 40.093                                                                                        130,208
 40.094                                                                                        130,208
 40.095                                                                                        130,208
 40.096                                                                                        130,208
 40.097                                                                                        130,208
 40.098                                                                                        130,208
 40.099                                                                                        130,208
 40.100                                                                                        130,208
 40.101                                                                                        130,208
 40.102                                                                                        130,208
 40.103                                                                                        130,208
 40.104                                                                                        130,208
 40.105                                                                                        130,208
 40.106                                                                                        130,208
 40.107                                                                                        130,208
 40.108                                                                                        130,208
 40.109                                                                                        130,208
 40.110                                                                                        130,208
 40.111                                                                                        130,208
 40.112                                                                                        130,208
 40.113                                                                                        130,208
 40.114                                                                                        130,208
 40.115                                                                                        130,208
 40.116                                                                                        130,208
 40.117                                                                                        130,208
 40.118                                                                                        130,208
 40.119                                                                                        130,208
 40.120                                                                                        130,208
 40.121                                                                                        130,208
 40.122                                                                                        130,208
 40.123                                                                                        130,208
 40.124                                                                                        130,208
 40.125                                                                                        130,208
 40.126                                                                                        130,208
 40.127                                                                                        130,208
 40.128                                                                                        130,208
 40.129                                                                                        130,208
 40.130                                                                                        130,208
 40.131                                                                                        130,208
 40.132                                                                                        130,208
 40.133                                                                                        130,208
 40.134                                                                                        130,208
 40.135                                                                                        130,208
 40.136                                                                                        130,208
 40.137                                                                                        130,208
 40.138                                                                                        130,208
 40.139                                                                                        130,208
 40.140                                                                                        130,208
 40.141                                                                                        130,208
 40.142                                                                                        130,208
 40.143                                                                                        130,208
 40.144                                                                                        130,208
 40.145                                                                                        130,208
 40.146                                                                                        130,208
 40.147                                                                                        130,208
 40.148                                                                                        130,208
 40.149                                                                                        130,208
 40.150                                                                                        130,208
 40.151                                                                                        130,208
 40.152                                                                                        130,208
 40.153                                                                                        130,208
 40.154                                                                                        130,208
 40.155                                                                                        130,208
 40.156                                                                                        130,208
 40.157                                                                                        130,208
 40.158                                                                                        130,208
 40.159                                                                                        130,208
 40.160                                                                                        130,208
 40.161                                                                                        130,208
 40.162                                                                                        130,208
 40.163                                                                                        130,208
 40.164                                                                                        130,208
 40.165                                                                                        130,208
 40.166                                                                                        130,208
 40.167                                                                                        130,208
 40.168                                                                                        130,208
 40.169                                                                                        130,208
 40.170                                                                                        130,208
 40.171                                                                                        130,208
 40.172                                                                                        130,208
 40.173                                                                                        130,208
 40.174                                                                                        130,208
 40.175                                                                                        130,208
 40.176                                                                                        130,208
 40.177                                                                                        130,208
 40.178                                                                                        130,208
 40.179                                                                                        130,208
 40.180                                                                                        130,208
 40.181                                                                                        130,208
 40.182                                                                                        130,208
 40.183                                                                                        130,208
 40.184                                                                                        130,208
 40.185                                                                                        130,208
 40.186                                                                                        130,208
 40.187                                                                                        130,208
 40.188                                                                                        130,208
 40.189                                                                                        130,208
 40.190                                                                                        130,208
 40.191                                                                                        130,208
 40.192                                                                                        130,208
   41                       1.19                                         77.9               24,000,000             156.17
   42                       1.19                                         79.7               23,600,000             123.06
   43                       1.15                                         72.1               23,437,500             147.28
   44                       1.27                                         75.0               23,175,000              64.52
   45                       1.55                                         68.8               22,700,000              51.92
   46                       1.17                                         78.1               22,640,000             192.89
   47                       1.29                                         68.1               22,125,000          56,441.33
   48                       1.32                                         78.7               21,175,000             179.92
   49                       1.36                                         65.5               20,300,000         165,040.65
   50                       1.19                                         79.7               20,000,000             141.65
   51                       1.27                                         76.8               20,000,000          41,067.76
   52                       1.28                                         76.9               19,600,000             121.28
   53                       1.17                                         78.3               19,100,000             234.32
   54                       1.31                                         80.0               18,000,000             136.52
   55                       1.59                                         70.7               17,570,000             204.90
   56                       1.22                                         64.7               17,500,000             132.58
   57                       1.35                                         80.0               17,320,000          48,651.69
 57.01                                                                                      11,720,000
 57.02                                                                                       5,600,000
   58                       1.30                                         75.5               17,225,000         144,747.90
   59                       1.19                                         78.2               17,100,000          56,622.52
   60                       1.28                                         59.3               16,000,000             319.25
   61                       1.15                                         79.8               15,600,000             230.74
   62                       1.26                                         68.9               15,500,000          93,373.49
   63                       1.39                                         69.4               15,125,000             325.02
   64                       1.21                                         72.2               15,088,000             117.78
   65                       1.19                                         78.9               15,000,000              79.94
 65.01                                                                                      10,900,000
 65.02                                                                                       4,100,000
   66                       1.77                                         60.1               15,000,000         100,000.00
   67                       1.17                                         71.9               14,925,000             113.68
   68                       1.21                                         71.0               14,520,000             160.97
   69                       1.40                                         69.0               14,500,000         107,407.41
   70                       1.26                                         66.0               14,500,000              41.70
 70.01                                                                                       4,640,000
 70.02                                                                                       4,190,000
 70.03                                                                                       2,570,000
 70.04                                                                                       1,900,000
 70.05                                                                                       1,200,000
   71                       1.19                                         79.9               14,350,000             219.39
   72                       1.33                                         73.5               14,000,000          19,943.02
   73                       1.34                                         73.0               13,775,000             129.70
 73.01                                                                                       6,788,951
 73.02                                                                                       4,890,964
 73.03                                                                                       2,095,085
   74                       1.31                                         78.0               13,725,000          80,735.29
   75                       1.47                                         54.2               13,500,000          55,785.12
   76                       1.20                                         78.5               13,500,000          90,000.00
   77                       1.36                                         76.1               13,400,000              41.49
   78                       1.20                                         77.2               13,300,000          37,570.62
 78.01                                                                                       8,590,000
 78.02                                                                                       4,710,000
   79                       1.41                                         79.8               12,920,000              94.31
   80                       1.22                                         79.2               12,600,000             139.51
                            2.60                                         39.0               12,573,750              25.20
   81                       2.60                                         39.0                6,637,500              25.20
   82                       2.60                                         39.0                5,936,250              25.20
   83                       1.15                                         78.1               12,500,000             245.00
   84                       1.24                                         73.5               12,330,000             212.58
   85                       1.21                                         74.2               12,100,000              87.75
   86                       1.27                                         74.5               12,100,000         103,418.80
 86.01                                                                                       8,855,138
 86.02                                                                                       3,244,862
   87                       1.24                                         75.0               12,000,000          58,252.43
   88                       1.66                                         73.3               11,950,000             119.01
   89                       1.75                                         68.3               11,885,000             149.14
   90                       1.29                                         78.5               11,850,000         124,736.84
   91                       1.35                                         70.9               11,700,000              97.02
   92                       1.23                                         75.0               11,700,000             114.78
   93                       1.20                                         79.6               11,665,000             189.12
   94                       1.66                                         71.3               11,550,000              96.43
   95                       1.18                                         62.4               11,500,000              59.58
   96                       1.70                                         65.4               11,190,000             130.50
   97                       1.19                                         79.1               11,000,000             117.84
   98                       1.37                                         57.9               11,000,000             118.85
   99                       1.19                                         63.1               11,000,000              91.51
  100                       1.07                                         76.5               10,900,000              30.28
  101                       1.19                                         84.0               10,874,000             260.49
  102                       1.15                                         79.8               10,850,000             329.71
  103                       1.33                                         75.0               10,800,000              90.23
  104                       1.20                                         65.6               10,700,000              86.44
  105                       1.74                                         62.9               10,500,000              92.44
  106                       1.27                                         81.6               10,500,000             175.54
  107                       1.46                                         71.2               10,500,000          51,470.59
  108                       1.25                                         80.0               10,360,000              97.96
  109                       1.39                                         69.1               10,300,000             225.53
  110                       1.20                                         80.0               10,160,000              93.11
  111                       1.63                                         61.7               10,000,000              49.73
  112                       1.36                                         79.7               10,000,000             110.59
  113                       1.16                                         79.9               10,000,000          52,083.33
  114                       1.77                                         45.5               10,000,000             218.34
  115                       1.35                                         76.9               10,000,000             177.43
  116                       1.46                                         73.0               10,000,000              74.18
 116.01                                                                                      4,283,626
 116.02                                                                                      3,318,713
 116.03                                                                                      2,397,661
  117                       1.51                                         60.1                9,800,000             348.92
  118                       1.05                                         78.9                9,700,000             181.31
  119                       1.31                                         67.5                9,250,000             104.08
  120                       1.10                                         73.6                9,200,000             212.88
  121                       1.23                                         73.1                9,100,000              79.37
 121.01                                                                                      4,960,000
 121.02                                                                                      4,140,000
  122                       1.14                                         78.3                9,000,000             355.07
  123                       1.30                                         59.1                9,000,000              78.68
  124                       1.22                                         65.5                9,000,000             138.53
  125                       1.20                                         69.5                8,900,000              34.87
  126                       1.21                                         60.6                8,850,000             126.35
  127                       1.24                                         76.0                8,700,000             139.33
  128                       1.60                                         66.5                8,510,000             115.47
  129                       1.28                                         78.0                8,500,000              57.58
  130                       1.20                                         67.7                8,400,000             175.00
  131                       1.73                                         69.9                8,385,000             114.24
  132                       1.71                                         66.1                8,325,000             109.02
  133                       1.49                                         78.3                8,300,000          87,368.42
  134                       2.00                                         51.7                8,320,000              89.31
  135                       1.66                                         67.1                8,250,000             112.90
  136                       1.21                                         78.8                8,200,000             174.85
  137                       1.16                                         72.3                8,100,000             100.62
  138                       1.26                                         71.7                8,100,000             229.83
  139                       1.43                                         74.8                8,000,000          65,573.77
  140                       1.61                                         61.0                7,740,000             105.13
  141                       1.38                                         75.0                7,575,000             147.38
  142                       1.18                                         79.8                7,500,000             125.00
  143                       1.31                                         67.1                7,400,000          64,912.28
  144                       1.21                                         72.8                7,250,000             166.53
  145                       1.20                                         71.8                7,200,000             127.32
  146                       1.20                                         79.4                7,150,000              55.17
  147                       1.20                                         80.0                6,800,000          30,357.14
  148                       1.20                                         69.1                6,800,000          82,926.83
  149                       1.24                                         77.9                6,732,000          49,500.00
  150                       1.39                                         68.5                6,600,000          78,571.43
  151                       1.30                                         77.8                6,531,000          83,730.77
  152                       1.20                                         63.1                6,500,000              86.50
  153                       1.77                                         63.0                6,490,000              91.23
  154                       1.39                                         74.3                6,315,000             517.16
  155                       1.20                                         70.7                6,300,000             195.12
  156                       1.22                                         61.7                6,100,000          29,756.10
  157                       1.70                                         45.1                6,000,000              55.17
  158                       1.35                                         80.0                6,000,000          62,500.00
  159                       1.52                                         70.5                6,000,000          73,170.73
  160                       1.29                                         60.5                6,000,000             394.17
  161                       1.36                                         75.0                5,960,000          36,564.42
  162                       1.33                                         78.4                5,900,000             135.94
  163                       1.21                                         74.0                5,800,000          49,572.65
  164                       1.68                                         64.8                5,770,000              76.40
  165                       1.44                                         74.7                5,750,000          47,520.66
  166                       1.65                                         74.4                5,600,000          62,222.22
  167                       1.51                                         69.5                5,500,000          42,635.66
  168                       1.26                                         71.9                5,450,000              74.47
  169                       1.26                                         79.4                5,436,000             375.16
  170                       1.41                                         74.1                5,350,000             107.86
  171                       1.20                                         81.0                5,300,000             232.24
  172                       1.22                                         79.3                5,300,000              34.24
  173                       1.57                                         57.8                5,200,000             221.34
                            1.44                                         66.7                5,200,000              26.82
  174                       1.44                                         66.7                3,000,000              26.82
  175                       1.44                                         66.7                2,200,000              26.82
  176                       2.29                                         64.7                5,200,000          36,363.64
  177                       1.49                                         57.3                5,100,000              80.77
  178                       1.74                                         63.3                5,060,000              80.99
  179                       1.29                                         48.5                5,200,000             173.17
 179.01                                                                                        737,872
 179.02                                                                                        717,929
 179.03                                                                                        688,015
 179.04                                                                                        663,087
 179.05                                                                                        573,346
 179.06                                                                                        548,418
 179.07                                                                                        533,461
 179.08                                                                                        518,504
 179.09                                                                                        219,367
  180                       1.42                                         71.9                5,050,000          57,386.36
  181                       1.36                                         71.4                5,000,000             199.20
  182                       1.35                                         70.5                5,000,000              60.39
  183                       1.20                                         69.9                5,000,000              88.87
  184                       1.36                                         72.2                4,900,000          47,115.38
  185                       1.27                                         79.0                4,880,000              56.69
  186                       1.25                                         77.3                4,800,000             118.52
  187                       1.45                                         72.0                4,760,000          45,769.23
  188                       1.21                                         75.5                4,700,000             128.71
  189                       1.68                                         61.9                4,645,000              87.68
                            1.28                                         67.9                4,620,000             128.05
  190                       1.28                                         67.9                3,520,000             128.05
  191                       1.28                                         67.9                1,100,000             128.05
  192                       1.23                                         69.4                4,600,000          57,500.00
  193                       1.19                                         79.9                4,560,000             314.70
  194                       1.20                                         78.3                4,500,000             129.94
  195                       1.25                                         78.9                4,500,000             105.30
  196                       1.23                                         66.9                4,425,000             196.45
  197                       1.28                                         40.4                4,400,000             636.76
  198                       1.24                                         78.4                4,350,000          29,391.89
  199                       1.53                                         55.9                4,300,000              64.51
  200                       1.28                                         65.3                4,200,000              62.33
  201                       2.03                                         38.9                4,180,000              82.27
  202                       1.19                                         75.0                4,135,000             299.12
  203                       1.25                                         71.6                4,085,000              38.54
  204                       1.21                                         62.5                4,000,000          23,809.52
  205                       1.20                                         77.7                4,000,000             265.25
  206                       1.27                                         69.6                4,000,000             269.91
  207                       1.41                                         80.0                3,920,000             200.95
  208                       1.23                                         72.6                3,920,000             264.51
  209                       1.15                                         76.3                3,860,000             368.99
  210                       1.37                                         74.2                3,850,000             198.63
  211                       1.85                                         49.6                3,840,000              58.62
  212                       1.98                                         44.9                3,840,000              66.85
  213                       1.24                                         69.1                3,800,000             267.61
  214                       1.23                                         74.2                3,800,000              48.95
  215                       1.35                                         66.6                3,750,000          28,846.15
  216                       1.42                                         59.6                3,700,000              39.01
  217                       1.29                                         59.6                3,700,000             159.60
  218                       1.45                                         43.5                3,750,000              37.71
  219                       1.60                                         68.3                3,700,000              61.28
  220                       1.68                                         47.9                3,620,000              83.12
  221                       1.32                                         76.6                3,600,000         100,000.00
  222                       1.39                                         54.5                3,600,000          35,294.12
  223                       1.22                                         73.2                3,563,000             241.53
  224                       1.29                                         71.8                3,500,000          32,407.41
  225                       1.37                                         63.2                3,475,000             224.06
 225.01                                                                                      2,880,000
 225.02                                                                                        595,000
  226                       1.64                                         53.9                3,450,000             119.92
  227                       1.05                                         77.3                3,430,000             234.00
  228                       1.85                                         46.8                3,400,000              21.96
  229                       1.31                                         68.6                3,350,000          21,202.53
  230                       1.44                                         67.9                3,346,000             136.68
  231                       1.35                                         69.8                3,300,000             130.10
  232                       1.35                                         80.0                3,200,000          26,890.76
  233                       1.35                                         76.9                3,200,000             289.10
  234                       1.50                                         69.0                3,200,000              39.08
  235                       1.26                                         78.8                3,000,000             145.10
  236                       1.21                                         78.7                3,000,000             267.86
  237                       1.26                                         64.5                3,000,000          24,000.00
  238                       1.17                                         60.8                3,000,000             223.88
  239                       1.14                                         79.3                2,900,800          48,346.67
  240                       1.31                                         67.1                2,800,000             114.54
  241                       1.19                                         79.8                2,800,000             250.00
  242                       1.29                                         53.0                2,800,000             109.48
  243                       1.30                                         69.8                2,730,000             214.66
  244                       1.18                                         77.0                2,705,000              64.40
  245                       1.24                                         62.7                2,700,000          37,500.00
  246                       1.23                                         69.5                2,650,000              46.59
  247                       1.55                                         62.6                2,575,000              79.82
  248                       2.34                                         31.3                2,500,000             143.84
  249                       1.20                                         71.3                2,500,000              79.20
  250                       1.34                                         50.9                2,500,000             227.79
  251                       1.36                                         60.8                2,500,000          56,818.18
  252                       1.16                                         66.3                2,470,000          95,000.00
  253                       1.25                                         60.6                2,450,000          74,242.42
  254                       1.52                                         64.7                2,440,000              60.28
  255                       1.29                                         54.7                2,400,000          32,000.00
  256                       1.46                                         56.0                2,350,000             205.74
  257                       15.11                                         5.0                2,300,000          36,507.94
  258                       1.21                                         78.9                2,250,000             570.49
  259                       1.35                                         69.7                2,250,000              37.45
  260                       1.30                                         73.1                2,200,000             142.86
  261                       1.20                                         73.3                2,180,000             213.73
  262                       1.41                                         70.1                2,175,000              91.51
  263                       1.27                                         71.5                2,160,000          33,750.00
  264                       1.23                                         81.1                2,150,000          32,575.76
  265                       1.21                                         75.4                2,100,000             207.41
  266                       1.30                                         58.0                2,100,000              59.13
  267                       1.14                                         70.0                2,050,000              85.62
  268                       1.24                                         79.9                2,005,000              74.14
 268.01                                                                                        707,301
 268.02                                                                                        692,919
 268.03                                                                                        604,780
  269                       1.38                                         66.7                2,000,000             197.16
  270                       1.39                                         63.3                2,000,000             162.19
  271                       1.32                                         64.1                2,000,000             293.94
  272                       1.69                                         39.9                2,000,000              71.42
  273                       1.58                                         31.2                2,000,000         125,000.00
  274                       1.18                                         49.8                2,000,000         125,000.00
  275                       1.22                                         78.6                1,950,000             125.51
  276                       1.20                                         77.8                1,950,000             174.11
  277                       1.33                                         79.8                1,896,000          26,333.33
  278                       1.23                                         69.5                1,890,000             101.77
  279                       2.21                                         50.1                1,825,000             168.36
  280                       1.42                                         72.8                1,850,000              75.49
  281                       1.20                                         78.7                1,788,000              66.12
 281.01                                                                                        608,996
 281.02                                                                                        600,851
 281.03                                                                                        578,153
  282                       1.10                                         75.0                1,798,000          59,933.33
  283                       1.58                                         41.9                1,750,000             154.87
  284                       1.35                                         74.8                1,720,000          38,222.22
  285                       1.20                                         74.1                1,700,000             331.71
  286                       1.11                                         66.4                1,685,000          93,611.11
  287                       1.28                                         71.3                1,662,000             208.93
  288                       1.22                                         47.5                1,650,000              86.05
  289                       1.49                                         70.8                1,560,000          31,836.73
  290                       1.52                                         75.4                1,500,000              91.46
  291                       1.22                                         61.5                1,500,000             230.70
  292                       1.31                                         62.9                1,500,000              84.53
  293                       1.15                                         67.2                1,505,000          32,717.39
  294                       1.28                                         79.8                1,456,000          45,500.00
  295                       1.27                                         73.7                1,400,000             186.42
  296                       1.32                                         79.9                1,400,000          36,842.11
  297                       1.26                                         78.3                1,375,000              55.03
  298                       1.18                                         73.0                1,350,000          28,723.40
  299                       1.17                                         78.0                1,260,000          23,773.58
  300                       1.27                                         65.7                1,250,000             300.99
  301                       1.19                                         75.0                1,200,000              80.00
  302                       1.29                                         61.5                1,100,000             211.21
  303                       1.39                                         56.9                1,030,000          28,611.11
  304                       1.35                                         58.5                1,030,000          17,457.63
  305                       1.19                                         64.1                1,015,000          50,750.00
  306                       1.20                                         80.2                1,010,000          42,083.33
  307                       1.49                                         45.1                1,000,000             101.80
  308                       1.15                                         59.0                  950,000          59,375.00
  309                       1.17                                         72.2                  900,000             100.10
  310                       1.19                                         57.3                  863,000          86,300.00
  311                       1.16                                         62.9                  848,000          42,400.00
  312                       1.19                                         56.1                  800,000         114,285.71
  313                       1.25                                         79.8                  800,000             197.68
  314                       1.20                                         74.6                  785,000              87.09
  315                       1.17                                         62.1                  750,000          75,000.00
  316                       1.62                                         44.6                  730,000          66,363.64
  317                       1.16                                         55.4                  725,000          90,625.00
  318                       1.30                                         40.3                  675,000              62.06
  319                       1.12                                         66.6                  657,000          41,062.50
  320                       1.33                                         63.6                  640,000          32,000.00
  321                       1.28                                         44.1                  615,000          61,500.00
  322                       1.20                                         53.3                  590,000             261.76
  323                       1.16                                         58.2                  585,000          48,750.00
  324                       1.25                                         65.9                  540,000          38,571.43
  325                       1.87                                         29.6                  530,000          44,166.67
  326                       1.20                                         68.6                  500,000          22,727.27
  327                       1.23                                         39.3                  500,000          31,250.00
  328                       1.88                                         24.8                  500,000          14,705.88
  329                       1.34                                         45.2                  500,000          62,500.00
  330                       1.19                                         51.2                  500,000         100,000.00
  331                       1.13                                         43.6                  510,000          51,000.00
  332                       1.21                                         61.3                  485,000          60,625.00
  333                       1.98                                         28.8                  434,000          43,400.00

                            CUT-OFF DATE                                                     % OF APPLICABLE
           CUT-OFF DATE      BALANCE PER     MATURITY/ARD       MATURITY      % OF INITIAL     LOAN GROUP           INTEREST
 LOAN #   BALANCE ($)(8)     UNIT ($)(3)    BALANCE ($)(8)   LTV %(3)(5)(7)   POOL BALANCE       BALANCE      RATE %(9)(12)(30)(31)
-----------------------------------------------------------------------------------------------------------------------------------

   1        800,000,000         267,212.97     800,000,000       55.6             18.1%          66.4%              6.4340
  1.01      618,867,925                        618,867,925                        14.0%          51.3%
  1.02      181,132,075                        181,132,075                        4.1%           15.0%
   2        170,000,000             382.92     170,000,000       52.3             3.8%            5.3%              6.1230
   3        125,000,000         668,449.20     109,592,500       53.7             2.8%            3.9%              6.4700
   4         83,000,000         168,699.19      83,000,000       76.9             1.9%            2.6%              5.5065
   5         82,000,000             208.59      76,325,713       67.5             1.9%            2.6%              5.4750
   6         67,000,000              42.23      67,000,000       78.8             1.5%            2.1%              5.4704
  6.01        8,644,000                          8,644,000                        0.2%            0.3%
  6.02        7,400,000                          7,400,000                        0.2%            0.2%
  6.03        7,000,000                          7,000,000                        0.2%            0.2%
  6.04        6,200,000                          6,200,000                        0.1%            0.2%
  6.05        6,050,000                          6,050,000                        0.1%            0.2%
  6.06        5,200,000                          5,200,000                        0.1%            0.2%
  6.07        4,624,000                          4,624,000                        0.1%            0.1%
  6.08        4,200,000                          4,200,000                        0.1%            0.1%
  6.09        4,088,000                          4,088,000                        0.1%            0.1%
  6.10        2,900,000                          2,900,000                        0.1%            0.1%
  6.11        2,400,000                          2,400,000                        0.1%            0.1%
  6.12        2,308,000                          2,308,000                        0.1%            0.1%
  6.13        2,250,000                          2,250,000                        0.1%            0.1%
  6.14        2,200,000                          2,200,000                        0.0%            0.1%
  6.15        1,536,000                          1,536,000                        0.0%            0.0%
   7         65,000,000             139.43      60,395,047       69.5             1.5%            2.0%              5.5000
   8         62,000,000             302.81      62,000,000       63.3             1.4%            1.9%              5.5830
   9         55,000,000         241,228.07      51,046,333       54.3             1.2%            1.7%              6.5000
   10        53,500,000              71.70      53,500,000       79.9             1.2%            1.7%              5.4700
   11        50,000,000             301.02      46,668,821       64.9             1.1%            1.6%              5.8280
   12        50,000,000             116.86      50,000,000       79.9             1.1%            1.6%              5.8700
 12.01       18,400,000                         18,400,000                        0.4%            0.6%
 12.02       18,400,000                         18,400,000                        0.4%            0.6%
 12.03       13,200,000                         13,200,000                        0.3%            0.4%
             43,375,525          71,458.86      34,233,829       30.7             1.0%            0.0%              6.4890
   13        18,870,207          71,458.86      14,893,179       30.7             0.4%            0.6%              6.4890
   14        12,256,366          71,458.86       9,673,251       30.7             0.3%            0.4%              6.4890
   15        12,248,952          71,458.86       9,667,400       30.7             0.3%            0.4%              6.4890
   16        42,900,000          85,119.05      42,900,000       66.0             1.0%            3.6%              5.6770
   17        41,000,000          79,150.58      38,276,202       64.9             0.9%            1.3%              5.8400
   18        39,500,000              73.97      39,500,000       74.5             0.9%            1.2%              5.6625
   19        38,700,000             193.50      38,700,000       73.7             0.9%            1.2%              5.7430
   20        37,500,000             200.42      34,941,178       70.9             0.8%            1.2%              5.6996
   21        36,938,986             127.55      32,952,527       66.8             0.8%            1.2%              5.7500
   22        35,000,000             144.78      32,601,525       71.3             0.8%            1.1%              5.6770
   23        34,954,278              77.12      29,826,230       66.3             0.8%            1.1%              6.1700
   24        34,500,000             146.51      29,161,080       61.9             0.8%            1.1%              5.7300
   25        33,600,000              41.51      30,714,004       72.8             0.8%            1.0%              5.6100
   26        33,500,000             135.55      31,205,619       74.3             0.8%            1.0%              5.6800
   27        32,803,754              37.19      25,424,884       50.9             0.7%            1.0%              5.8500
   28        32,500,000         213,815.79      32,500,000       64.6             0.7%            1.0%              5.8100
   29        31,680,000              92.61      29,421,989       74.3             0.7%            1.0%              5.4700
   30        31,321,340          71,184.86      26,563,635       62.1             0.7%            1.0%              5.9275
 30.01       20,744,525                         17,593,436                        0.5%            0.6%
 30.02       10,576,814                          8,970,199                        0.2%            0.3%
   31        30,850,000             107.47      28,208,410       67.2             0.7%            1.0%              5.6270
   32        30,615,000              42.77      27,528,498       68.8             0.7%            1.0%              5.7530
   33        30,500,000          95,911.95      30,500,000       78.5             0.7%            2.5%              5.6500
   34        28,800,000              86.86      26,898,940       71.7             0.7%            0.9%              5.8700
   35        27,949,962             152.06      24,652,074       70.4             0.6%            0.9%              5.3270
   36        27,464,243             123.08      23,604,177       66.3             0.6%            0.9%              6.3300
   37        27,040,066             145.16      22,436,070       53.8             0.6%            0.8%              6.2100
   38        27,000,000             193.65      27,000,000       72.0             0.6%            0.8%              5.6350
   39        26,325,000          51,820.87      26,325,000       73.2             0.6%            2.2%              5.7900
 39.01       11,325,000                         11,325,000                        0.3%            0.9%
 39.02       10,500,000                         10,500,000                        0.2%            0.9%
 39.03        4,500,000                          4,500,000                        0.1%            0.4%
   40        24,226,992             197.63      19,484,972       33.3             0.5%            0.8%              6.1900
 40.001         126,182                            101,485                        0.0%            0.0%
 40.002         126,182                            101,485                        0.0%            0.0%
 40.003         126,182                            101,485                        0.0%            0.0%
 40.004         126,182                            101,485                        0.0%            0.0%
 40.005         126,182                            101,485                        0.0%            0.0%
 40.006         126,182                            101,485                        0.0%            0.0%
 40.007         126,182                            101,485                        0.0%            0.0%
 40.008         126,182                            101,485                        0.0%            0.0%
 40.009         126,182                            101,485                        0.0%            0.0%
 40.010         126,182                            101,485                        0.0%            0.0%
 40.011         126,182                            101,485                        0.0%            0.0%
 40.012         126,182                            101,485                        0.0%            0.0%
 40.013         126,182                            101,485                        0.0%            0.0%
 40.014         126,182                            101,485                        0.0%            0.0%
 40.015         126,182                            101,485                        0.0%            0.0%
 40.016         126,182                            101,485                        0.0%            0.0%
 40.017         126,182                            101,485                        0.0%            0.0%
 40.018         126,182                            101,485                        0.0%            0.0%
 40.019         126,182                            101,485                        0.0%            0.0%
 40.020         126,182                            101,485                        0.0%            0.0%
 40.021         126,182                            101,485                        0.0%            0.0%
 40.022         126,182                            101,485                        0.0%            0.0%
 40.023         126,182                            101,485                        0.0%            0.0%
 40.024         126,182                            101,485                        0.0%            0.0%
 40.025         126,182                            101,485                        0.0%            0.0%
 40.026         126,182                            101,485                        0.0%            0.0%
 40.027         126,182                            101,485                        0.0%            0.0%
 40.028         126,182                            101,485                        0.0%            0.0%
 40.029         126,182                            101,485                        0.0%            0.0%
 40.030         126,182                            101,485                        0.0%            0.0%
 40.031         126,182                            101,485                        0.0%            0.0%
 40.032         126,182                            101,485                        0.0%            0.0%
 40.033         126,182                            101,485                        0.0%            0.0%
 40.034         126,182                            101,485                        0.0%            0.0%
 40.035         126,182                            101,485                        0.0%            0.0%
 40.036         126,182                            101,485                        0.0%            0.0%
 40.037         126,182                            101,485                        0.0%            0.0%
 40.038         126,182                            101,485                        0.0%            0.0%
 40.039         126,182                            101,485                        0.0%            0.0%
 40.040         126,182                            101,485                        0.0%            0.0%
 40.041         126,182                            101,485                        0.0%            0.0%
 40.042         126,182                            101,485                        0.0%            0.0%
 40.043         126,182                            101,485                        0.0%            0.0%
 40.044         126,182                            101,485                        0.0%            0.0%
 40.045         126,182                            101,485                        0.0%            0.0%
 40.046         126,182                            101,485                        0.0%            0.0%
 40.047         126,182                            101,485                        0.0%            0.0%
 40.048         126,182                            101,485                        0.0%            0.0%
 40.049         126,182                            101,485                        0.0%            0.0%
 40.050         126,182                            101,485                        0.0%            0.0%
 40.051         126,182                            101,485                        0.0%            0.0%
 40.052         126,182                            101,485                        0.0%            0.0%
 40.053         126,182                            101,485                        0.0%            0.0%
 40.054         126,182                            101,485                        0.0%            0.0%
 40.055         126,182                            101,485                        0.0%            0.0%
 40.056         126,182                            101,485                        0.0%            0.0%
 40.057         126,182                            101,485                        0.0%            0.0%
 40.058         126,182                            101,485                        0.0%            0.0%
 40.059         126,182                            101,485                        0.0%            0.0%
 40.060         126,182                            101,485                        0.0%            0.0%
 40.061         126,182                            101,485                        0.0%            0.0%
 40.062         126,182                            101,485                        0.0%            0.0%
 40.063         126,182                            101,485                        0.0%            0.0%
 40.064         126,182                            101,485                        0.0%            0.0%
 40.065         126,182                            101,485                        0.0%            0.0%
 40.066         126,182                            101,485                        0.0%            0.0%
 40.067         126,182                            101,485                        0.0%            0.0%
 40.068         126,182                            101,485                        0.0%            0.0%
 40.069         126,182                            101,485                        0.0%            0.0%
 40.070         126,182                            101,485                        0.0%            0.0%
 40.071         126,182                            101,485                        0.0%            0.0%
 40.072         126,182                            101,485                        0.0%            0.0%
 40.073         126,182                            101,485                        0.0%            0.0%
 40.074         126,182                            101,485                        0.0%            0.0%
 40.075         126,182                            101,485                        0.0%            0.0%
 40.076         126,182                            101,485                        0.0%            0.0%
 40.077         126,182                            101,485                        0.0%            0.0%
 40.078         126,182                            101,485                        0.0%            0.0%
 40.079         126,182                            101,485                        0.0%            0.0%
 40.080         126,182                            101,485                        0.0%            0.0%
 40.081         126,182                            101,485                        0.0%            0.0%
 40.082         126,182                            101,485                        0.0%            0.0%
 40.083         126,182                            101,485                        0.0%            0.0%
 40.084         126,182                            101,485                        0.0%            0.0%
 40.085         126,182                            101,485                        0.0%            0.0%
 40.086         126,182                            101,485                        0.0%            0.0%
 40.087         126,182                            101,485                        0.0%            0.0%
 40.088         126,182                            101,485                        0.0%            0.0%
 40.089         126,182                            101,485                        0.0%            0.0%
 40.090         126,182                            101,485                        0.0%            0.0%
 40.091         126,182                            101,485                        0.0%            0.0%
 40.092         126,182                            101,485                        0.0%            0.0%
 40.093         126,182                            101,485                        0.0%            0.0%
 40.094         126,182                            101,485                        0.0%            0.0%
 40.095         126,182                            101,485                        0.0%            0.0%
 40.096         126,182                            101,485                        0.0%            0.0%
 40.097         126,182                            101,485                        0.0%            0.0%
 40.098         126,182                            101,485                        0.0%            0.0%
 40.099         126,182                            101,485                        0.0%            0.0%
 40.100         126,182                            101,485                        0.0%            0.0%
 40.101         126,182                            101,485                        0.0%            0.0%
 40.102         126,182                            101,485                        0.0%            0.0%
 40.103         126,182                            101,485                        0.0%            0.0%
 40.104         126,182                            101,485                        0.0%            0.0%
 40.105         126,182                            101,485                        0.0%            0.0%
 40.106         126,182                            101,485                        0.0%            0.0%
 40.107         126,182                            101,485                        0.0%            0.0%
 40.108         126,182                            101,485                        0.0%            0.0%
 40.109         126,182                            101,485                        0.0%            0.0%
 40.110         126,182                            101,485                        0.0%            0.0%
 40.111         126,182                            101,485                        0.0%            0.0%
 40.112         126,182                            101,485                        0.0%            0.0%
 40.113         126,182                            101,485                        0.0%            0.0%
 40.114         126,182                            101,485                        0.0%            0.0%
 40.115         126,182                            101,485                        0.0%            0.0%
 40.116         126,182                            101,485                        0.0%            0.0%
 40.117         126,182                            101,485                        0.0%            0.0%
 40.118         126,182                            101,485                        0.0%            0.0%
 40.119         126,182                            101,485                        0.0%            0.0%
 40.120         126,182                            101,485                        0.0%            0.0%
 40.121         126,182                            101,485                        0.0%            0.0%
 40.122         126,182                            101,485                        0.0%            0.0%
 40.123         126,182                            101,485                        0.0%            0.0%
 40.124         126,182                            101,485                        0.0%            0.0%
 40.125         126,182                            101,485                        0.0%            0.0%
 40.126         126,182                            101,485                        0.0%            0.0%
 40.127         126,182                            101,485                        0.0%            0.0%
 40.128         126,182                            101,485                        0.0%            0.0%
 40.129         126,182                            101,485                        0.0%            0.0%
 40.130         126,182                            101,485                        0.0%            0.0%
 40.131         126,182                            101,485                        0.0%            0.0%
 40.132         126,182                            101,485                        0.0%            0.0%
 40.133         126,182                            101,485                        0.0%            0.0%
 40.134         126,182                            101,485                        0.0%            0.0%
 40.135         126,182                            101,485                        0.0%            0.0%
 40.136         126,182                            101,485                        0.0%            0.0%
 40.137         126,182                            101,485                        0.0%            0.0%
 40.138         126,182                            101,485                        0.0%            0.0%
 40.139         126,182                            101,485                        0.0%            0.0%
 40.140         126,182                            101,485                        0.0%            0.0%
 40.141         126,182                            101,485                        0.0%            0.0%
 40.142         126,182                            101,485                        0.0%            0.0%
 40.143         126,182                            101,485                        0.0%            0.0%
 40.144         126,182                            101,485                        0.0%            0.0%
 40.145         126,182                            101,485                        0.0%            0.0%
 40.146         126,182                            101,485                        0.0%            0.0%
 40.147         126,182                            101,485                        0.0%            0.0%
 40.148         126,182                            101,485                        0.0%            0.0%
 40.149         126,182                            101,485                        0.0%            0.0%
 40.150         126,182                            101,485                        0.0%            0.0%
 40.151         126,182                            101,485                        0.0%            0.0%
 40.152         126,182                            101,485                        0.0%            0.0%
 40.153         126,182                            101,485                        0.0%            0.0%
 40.154         126,182                            101,485                        0.0%            0.0%
 40.155         126,182                            101,485                        0.0%            0.0%
 40.156         126,182                            101,485                        0.0%            0.0%
 40.157         126,182                            101,485                        0.0%            0.0%
 40.158         126,182                            101,485                        0.0%            0.0%
 40.159         126,182                            101,485                        0.0%            0.0%
 40.160         126,182                            101,485                        0.0%            0.0%
 40.161         126,182                            101,483                        0.0%            0.0%
 40.162         126,182                            101,483                        0.0%            0.0%
 40.163         126,182                            101,483                        0.0%            0.0%
 40.164         126,182                            101,483                        0.0%            0.0%
 40.165         126,182                            101,483                        0.0%            0.0%
 40.166         126,182                            101,483                        0.0%            0.0%
 40.167         126,182                            101,483                        0.0%            0.0%
 40.168         126,182                            101,483                        0.0%            0.0%
 40.169         126,182                            101,483                        0.0%            0.0%
 40.170         126,182                            101,483                        0.0%            0.0%
 40.171         126,182                            101,483                        0.0%            0.0%
 40.172         126,182                            101,483                        0.0%            0.0%
 40.173         126,182                            101,483                        0.0%            0.0%
 40.174         126,182                            101,483                        0.0%            0.0%
 40.175         126,182                            101,483                        0.0%            0.0%
 40.176         126,182                            101,483                        0.0%            0.0%
 40.177         126,182                            101,483                        0.0%            0.0%
 40.178         126,182                            101,483                        0.0%            0.0%
 40.179         126,182                            101,483                        0.0%            0.0%
 40.180         126,182                            101,483                        0.0%            0.0%
 40.181         126,182                            101,483                        0.0%            0.0%
 40.182         126,182                            101,483                        0.0%            0.0%
 40.183         126,182                            101,483                        0.0%            0.0%
 40.184         126,182                            101,483                        0.0%            0.0%
 40.185         126,182                            101,483                        0.0%            0.0%
 40.186         126,182                            101,483                        0.0%            0.0%
 40.187         126,182                            101,483                        0.0%            0.0%
 40.188         126,182                            101,483                        0.0%            0.0%
 40.189         126,182                            101,483                        0.0%            0.0%
 40.190         126,182                            101,483                        0.0%            0.0%
 40.191         126,182                            101,483                        0.0%            0.0%
 40.192         126,182                            101,483                        0.0%            0.0%
   41        24,000,000             156.17      21,221,509       68.9             0.5%            0.7%              5.9050
   42        23,546,525             122.78      20,990,157       71.0             0.5%            0.7%              5.6960
   43        23,437,500             147.28      21,989,478       67.7             0.5%            0.7%              6.2100
   44        23,175,000              64.52      21,177,174       68.5             0.5%            0.7%              5.5900
   45        22,700,000              51.92      22,700,000       68.8             0.5%            0.7%              5.5700
   46        22,640,000             192.89      21,026,321       72.5             0.5%            0.7%              5.4700
   47        22,125,000          56,441.33      22,125,000       68.1             0.5%            1.8%              5.8350
   48        21,175,000             179.92      21,175,000       78.7             0.5%            0.7%              5.8530
   49        20,300,000         165,040.65      18,349,574       59.2             0.5%            0.6%              6.0130
   50        20,000,000             141.65      18,668,227       74.4             0.5%            0.6%              5.8250
   51        19,973,150          41,012.63      16,909,292       65.0             0.5%            1.7%              5.9000
   52        19,600,000             121.28      19,600,000       76.9             0.4%            0.6%              5.5400
   53        19,100,000             234.32      16,751,322       68.7             0.4%            0.6%              5.5550
   54        18,000,000             136.52      16,216,479       72.1             0.4%            0.6%              5.8500
   55        17,570,000             204.90      17,570,000       70.7             0.4%            0.5%              5.7600
   56        17,456,080             132.24      11,444,083       42.4             0.4%            0.5%              5.9400
   57        17,320,000          48,651.69      17,320,000       80.0             0.4%            1.4%              5.7100
 57.01       11,720,000                         11,720,000                        0.3%            1.0%
 57.02        5,600,000                          5,600,000                        0.1%            0.5%
   58        17,225,000         144,747.90      14,958,397       65.6             0.4%            0.5%              6.0300
   59        17,100,000          56,622.52      17,100,000       78.2             0.4%            1.4%              5.6590
   60        16,000,000             319.25      13,831,817       51.2             0.4%            0.5%              6.3300
   61        15,600,000             230.74      14,526,981       74.3             0.4%            0.5%              5.6600
   62        15,500,000          93,373.49      15,500,000       68.9             0.4%            1.3%              5.5400
   63        15,125,000             325.02      13,641,475       62.6             0.3%            0.5%              5.9000
   64        15,088,000             117.78      14,034,777       67.2             0.3%            0.5%              5.5790
   65        15,000,000              79.94      13,955,277       73.4             0.3%            0.5%              5.5910
 65.01       10,900,000                         10,140,835                        0.2%            0.3%
 65.02        4,100,000                          3,814,442                        0.1%            0.1%
   66        14,964,230          99,761.53      12,491,133       50.2             0.3%            0.5%              5.4000
   67        14,925,000             113.68      14,015,605       67.5             0.3%            0.5%              6.2800
   68        14,520,000             160.97      13,525,407       66.1             0.3%            0.5%              5.6820
   69        14,500,000         107,407.41      13,110,360       62.4             0.3%            0.5%              6.0310
   70        14,442,966              41.54      12,333,223       56.4             0.3%            0.4%              6.1000
 70.01        4,621,749                          3,946,632                        0.1%            0.1%
 70.02        4,173,519                          3,563,876                        0.1%            0.1%
 70.03        2,559,891                          2,185,958                        0.1%            0.1%
 70.04        1,892,527                          1,616,078                        0.0%            0.1%
 70.05        1,195,280                          1,020,681                        0.0%            0.0%
   71        14,350,000             219.39       9,361,779       52.2             0.3%            0.4%              5.8600
   72        13,958,776          19,884.30      11,907,246       62.7             0.3%            1.2%              6.0950
   73        13,775,000             129.70      13,775,000       73.0             0.3%            0.4%              6.0000
 73.01        6,788,951                          6,788,951                        0.2%            0.2%
 73.02        4,890,964                          4,890,964                        0.1%            0.2%
 73.03        2,095,085                          2,095,085                        0.0%            0.1%
   74        13,725,000          80,735.29      13,725,000       78.0             0.3%            1.1%              5.8400
   75        13,500,000          55,785.12      12,801,754       51.4             0.3%            0.4%              5.8300
   76        13,500,000          90,000.00      12,126,826       70.5             0.3%            1.1%              5.7000
   77        13,400,000              41.49      12,496,422       71.0             0.3%            0.4%              5.7620
   78        13,270,537          37,487.39      11,229,114       65.3             0.3%            1.1%              5.8500
 78.01        8,570,971                          7,252,488                        0.2%            0.7%
 78.02        4,699,566                          3,976,626                        0.1%            0.4%
   79        12,920,000              94.31      12,920,000       79.8             0.3%            0.4%              5.7750
   80        12,600,000             139.51      11,738,018       73.8             0.3%            0.4%              5.6860
             12,573,750              25.20               0        0.0             0.3%            0.4%              4.9900
   81         6,637,500              25.20               0        0.0             0.2%            0.2%              4.9900
   82         5,936,250              25.20               0        0.0             0.1%            0.2%              4.9900
   83        12,500,000             245.00      11,241,362       70.3             0.3%            0.4%              5.7600
   84        12,193,424             210.22      10,502,793       63.3             0.3%            0.4%              6.1400
   85        12,100,000              87.75      11,261,427       69.1             0.3%            0.4%              5.6200
   86        12,063,019         103,102.73      10,232,283       63.2             0.3%            1.0%              5.9000
 86.01        8,828,074                          8,828,074                        0.2%            0.7%
 86.02        3,234,945                          3,234,945                        0.1%            0.3%
   87        12,000,000          58,252.43      11,164,094       69.8             0.3%            1.0%              5.7000
   88        11,950,000             119.01      11,950,000       73.3             0.3%            0.4%              5.7600
   89        11,885,000             149.14      11,885,000       68.3             0.3%            0.4%              5.7600
   90        11,850,000         124,736.84      10,290,682       68.2             0.3%            0.4%              6.0300
   91        11,700,000              97.02      11,249,934       68.2             0.3%            0.4%              5.7390
   92        11,700,000             114.78      10,918,268       70.0             0.3%            0.4%              5.8130
   93        11,665,000             189.12      10,935,745       74.7             0.3%            0.4%              6.1600
   94        11,550,000              96.43      11,550,000       71.3             0.3%            0.4%              5.3500
   95        11,475,326              59.45       8,199,333       44.6             0.3%            0.4%              6.1000
   96        11,190,000             130.50      11,190,000       65.4             0.3%            0.3%              5.7600
   97        11,000,000             117.84      10,247,334       73.7             0.2%            0.3%              5.6850
   98        10,974,697             118.57       9,222,816       48.7             0.2%            0.3%              5.6200
   99        10,972,304              91.28       7,182,330       41.3             0.2%            0.3%              5.9000
  100        10,900,000              30.28       9,341,415       65.6             0.2%            0.3%              5.5300
  101        10,874,000             260.49      10,191,524       78.7             0.2%            0.3%              6.1400
  102        10,850,000             329.71       9,759,447       71.8             0.2%            0.3%              5.7700
  103        10,800,000              90.23      10,800,000       75.0             0.2%            0.3%              5.7700
  104        10,700,000              86.44      10,032,213       61.5             0.2%            0.3%              6.6710
  105        10,500,000              92.44      10,500,000       62.9             0.2%            0.3%              5.7900
  106        10,500,000             175.54       9,468,920       73.6             0.2%            0.3%              5.9000
  107        10,500,000          51,470.59       9,438,837       64.0             0.2%            0.9%              5.5900
  108        10,360,000              97.96       9,629,122       74.4             0.2%            0.3%              5.5200
  109        10,300,000             225.53       9,243,538       62.0             0.2%            0.3%              5.6500
  110        10,160,000              93.11       9,547,810       75.2             0.2%            0.3%              6.3300
  111        10,000,000              49.73      10,000,000       61.7             0.2%            0.3%              5.5700
  112        10,000,000             110.59       8,822,871       70.3             0.2%            0.3%              5.8100
  113        10,000,000          52,083.33       8,988,780       71.9             0.2%            0.8%              5.7300
  114        10,000,000             218.34      10,000,000       45.5             0.2%            0.3%              5.6300
  115        10,000,000             177.43       8,986,802       69.1             0.2%            0.3%              5.7250
  116         9,987,039              74.09       8,541,406       62.4             0.2%            0.3%              6.2500
 116.01       4,278,074                          3,658,819                        0.1%            0.1%
 116.02       3,314,412                          2,834,647                        0.1%            0.1%
 116.03       2,394,553                          2,047,940                        0.1%            0.1%
  117         9,800,000             348.92       9,800,000       60.1             0.2%            0.3%              5.7820
  118         9,700,000             181.31       9,049,128       73.6             0.2%            0.3%              5.7850
  119         9,250,000             104.08       8,187,365       59.8             0.2%            0.3%              5.9500
  120         9,200,000             212.88       8,080,561       64.6             0.2%            0.3%              5.6200
  121         9,080,006              79.20       7,694,543       61.9             0.2%            0.3%              5.9000
 121.01       4,949,102                          4,193,949                        0.1%            0.2%
 121.02       4,130,904                          3,500,594                        0.1%            0.1%
  122         9,000,000             355.07       8,384,269       72.9             0.2%            0.3%              5.8300
  123         8,987,546              78.57       7,542,898       49.6             0.2%            0.3%              5.6100
  124         8,970,278             138.08       7,516,448       54.9             0.2%            0.3%              5.4900
  125         8,900,000              34.87       8,031,217       62.7             0.2%            0.3%              6.2500
  126         8,850,000             126.35       8,195,271       56.1             0.2%            0.3%              6.4000
  127         8,700,000             139.33       8,084,795       70.6             0.2%            0.3%              5.5100
  128         8,510,000             115.47       8,510,000       66.5             0.2%            0.3%              5.7600
  129         8,500,000              57.58       7,773,896       71.3             0.2%            0.3%              5.6400
  130         8,400,000             175.00       7,586,475       61.2             0.2%            0.3%              5.9700
  131         8,385,000             114.24       8,385,000       69.9             0.2%            0.3%              5.7600
  132         8,325,000             109.02       8,325,000       66.1             0.2%            0.3%              5.7600
  133         8,300,000          87,368.42       7,213,407       68.1             0.2%            0.3%              6.0600
  134         8,295,289              89.05       7,067,000       44.0             0.2%            0.3%              6.0500
  135         8,250,000             112.90       8,250,000       67.1             0.2%            0.3%              5.7600
  136         8,200,000             174.85       7,351,047       70.7             0.2%            0.3%              5.6000
  137         8,100,000             100.62       7,128,798       63.6             0.2%            0.3%              5.7000
  138         8,100,000             229.83       7,551,282       66.8             0.2%            0.3%              5.7350
  139         8,000,000          65,573.77       7,079,901       66.2             0.2%            0.2%              5.9400
  140         7,740,000             105.13       7,740,000       61.0             0.2%            0.2%              5.7600
  141         7,575,000             147.38       7,575,000       75.0             0.2%            0.2%              5.8800
  142         7,500,000             125.00       6,984,904       74.3             0.2%            0.2%              5.6680
  143         7,382,474          64,758.54       4,974,571       45.2             0.2%            0.2%              6.6700
  144         7,240,337             166.31       6,142,335       61.7             0.2%            0.2%              5.9700
  145         7,183,211             127.02       6,021,358       60.2             0.2%            0.2%              5.5370
  146         7,150,000              55.17       6,425,306       71.4             0.2%            0.2%              5.7200
  147         6,800,000          30,357.14       6,114,451       71.9             0.2%            0.6%              5.7500
  148         6,768,467          82,542.28       4,411,484       45.0             0.2%            0.2%              5.7300
  149         6,732,000          49,500.00       6,073,903       70.3             0.2%            0.6%              5.9250
  150         6,579,072          78,322.28       5,064,843       52.8             0.1%            0.2%              5.7350
  151         6,531,000          83,730.77       5,671,599       67.5             0.1%            0.2%              6.0300
  152         6,500,000              86.50       6,077,222       59.0             0.1%            0.2%              5.9500
  153         6,490,000              91.23       6,490,000       63.0             0.1%            0.2%              5.7600
  154         6,315,000             517.16       6,315,000       74.3             0.1%            0.2%              5.5200
  155         6,290,042             194.81       5,643,649       63.4             0.1%            0.2%              5.9740
  156         6,081,286          29,664.81       5,155,350       52.3             0.1%            0.5%              5.8800
  157         6,000,000              55.17       5,592,943       42.1             0.1%            0.2%              5.7300
  158         6,000,000          62,500.00       5,249,351       70.0             0.1%            0.5%              5.4500
  159         5,992,115          73,074.57       5,104,188       60.0             0.1%            0.2%              6.1100
  160         5,987,711             393.36       5,137,165       51.9             0.1%            0.2%              6.3300
  161         5,960,000          36,564.42       5,251,511       66.1             0.1%            0.5%              5.7500
  162         5,900,000             135.94       5,487,452       72.9             0.1%            0.2%              5.5700
  163         5,800,000          49,572.65       5,388,157       68.7             0.1%            0.2%              5.6700
  164         5,770,000              76.40       5,770,000       64.8             0.1%            0.2%              5.6300
  165         5,750,000          47,520.66       4,971,692       64.6             0.1%            0.2%              5.8600
  166         5,582,895          62,032.16       4,736,024       63.1             0.1%            0.2%              5.9030
  167         5,469,448          42,398.82       4,301,184       54.6             0.1%            0.2%              6.2950
  168         5,450,000              74.47       4,893,963       64.6             0.1%            0.2%              5.6800
  169         5,436,000             375.16       5,436,000       79.4             0.1%            0.2%              5.9300
  170         5,338,197             107.62       4,520,348       62.8             0.1%            0.2%              5.8750
  171         5,300,000             232.24       4,716,827       72.1             0.1%            0.2%              6.1900
  172         5,292,951              34.19       4,493,169       67.3             0.1%            0.2%              5.9920
  173         5,200,000             221.34       4,570,498       50.8             0.1%            0.2%              5.6500
              5,183,680              26.74       4,378,918       56.4             0.1%            0.2%              5.7600
  174         2,990,584              26.74       2,526,299       56.4             0.1%            0.1%              5.7600
  175         2,193,095              26.74       1,852,619       56.4             0.0%            0.1%              5.7600
  176         5,173,017          36,174.94       3,088,688       38.6             0.1%            0.2%              6.3000
  177         5,100,000              80.77       4,385,983       49.3             0.1%            0.2%              5.6550
  178         5,060,000              80.99       5,060,000       63.3             0.1%            0.2%              5.7600
  179         5,058,745             168.47       4,224,413       40.5             0.1%            0.2%              7.5000
 179.01         717,828                            599,437                        0.0%            0.0%
 179.02         698,427                            583,237                        0.0%            0.0%
 179.03         669,326                            558,935                        0.0%            0.0%
 179.04         645,075                            538,683                        0.0%            0.0%
 179.05         557,771                            465,779                        0.0%            0.0%
 179.06         533,521                            445,528                        0.0%            0.0%
 179.07         518,970                            433,377                        0.0%            0.0%
 179.08         504,419                            421,226                        0.0%            0.0%
 179.09         213,408                            178,212                        0.0%            0.0%
  180         5,034,507          57,210.31       4,267,953       61.0             0.1%            0.2%              5.8800
  181         5,000,000             199.20       4,420,225       63.1             0.1%            0.2%              5.9000
  182         5,000,000              60.39       4,674,786       65.9             0.1%            0.2%              5.9500
  183         5,000,000              88.87       4,405,308       61.6             0.1%            0.2%              5.7500
  184         4,900,000          47,115.38       4,900,000       72.2             0.1%            0.2%              6.0200
  185         4,880,000              56.69       4,570,916       74.0             0.1%            0.2%              6.0900
  186         4,792,222             118.33       3,839,990       61.9             0.1%            0.1%              6.3200
  187         4,749,499          45,668.25       4,021,842       60.9             0.1%            0.1%              5.8750
  188         4,689,622             128.43       3,970,554       63.9             0.1%            0.1%              5.8700
  189         4,645,000              87.68       4,645,000       61.9             0.1%            0.1%              5.7600
              4,620,000             128.05       4,170,819       61.3             0.1%            0.0%              0.0000
  190         3,520,000             128.05       3,177,030       61.3             0.1%            0.1%              5.9400
  191         1,100,000             128.05         993,789       61.3             0.0%            0.0%              5.9900
  192         4,580,430          57,255.38       3,076,839       46.6             0.1%            0.1%              6.5300
  193         4,553,872             314.28       3,854,173       67.6             0.1%            0.1%              5.8900
  194         4,500,000             129.94       4,192,091       72.9             0.1%            0.1%              5.6850
  195         4,500,000             105.30       4,041,462       70.9             0.1%            0.1%              5.6900
  196         4,415,214             196.01       3,737,119       56.6             0.1%            0.1%              5.8600
  197         4,382,511             634.23       3,736,486       34.4             0.1%            0.1%              6.0450
  198         4,350,000          29,391.89       3,838,171       69.2             0.1%            0.4%              5.8125
  199         4,300,000              64.51       3,797,332       49.4             0.1%            0.1%              5.8500
  200         4,180,917              62.05       2,744,916       42.9             0.1%            0.1%              5.9200
  201         4,180,000              82.27       3,904,164       36.3             0.1%            0.1%              5.8750
  202         4,135,000             299.12       3,868,669       70.2             0.1%            0.1%              6.0000
  203         4,078,932              38.48       3,689,933       64.7             0.1%            0.1%              6.3050
  204         4,000,000          23,809.52       3,528,595       55.1             0.1%            0.3%              5.8000
  205         4,000,000             265.25       3,737,488       72.6             0.1%            0.1%              5.9030
  206         4,000,000             269.91       3,528,595       61.4             0.1%            0.1%              5.8000
  207         3,920,000             200.95       3,517,368       71.8             0.1%            0.1%              5.6450
  208         3,920,000             264.51       3,645,386       67.5             0.1%            0.1%              5.5600
  209         3,850,660             368.10       3,194,609       63.3             0.1%            0.1%              5.8540
  210         3,850,000             198.63       3,406,426       65.6             0.1%            0.1%              5.9300
  211         3,828,595              58.44       3,261,692       42.2             0.1%            0.1%              6.0500
  212         3,828,595              66.65       3,261,692       38.3             0.1%            0.1%              6.0500
  213         3,800,000             267.61       3,463,011       63.0             0.1%            0.1%              5.4360
  214         3,800,000              48.95       3,663,329       71.5             0.1%            0.1%              6.0700
  215         3,740,746          28,774.97       2,472,120       44.0             0.1%            0.1%              6.1500
  216         3,695,113              38.96       3,143,001       50.7             0.1%            0.1%              6.0600
  217         3,695,023             159.39       3,126,359       50.4             0.1%            0.1%              5.8800
  218         3,694,791              37.16         839,727        9.9             0.1%            0.1%              5.6000
  219         3,688,365              61.09       3,449,430       63.9             0.1%            0.1%              5.7500
  220         3,620,000              83.12       3,376,735       44.7             0.1%            0.1%              5.7800
  221         3,600,000         100,000.00       3,099,744       66.0             0.1%            0.3%              5.7000
  222         3,595,076          35,245.84       3,027,284       45.9             0.1%            0.3%              5.7200
  223         3,563,000             241.53       3,147,209       64.6             0.1%            0.1%              5.8600
  224         3,495,466          32,365.43       3,284,716       67.4             0.1%            0.3%              6.2550
  225         3,475,000             224.06       3,243,256       59.0             0.1%            0.1%              5.8200
 225.01       2,880,000                          2,687,936                        0.1%            0.1%
 225.02         595,000                            555,320                        0.0%            0.0%
  226         3,450,000             119.92       3,101,997       48.5             0.1%            0.1%              5.7500
  227         3,430,000             234.00       3,028,338       68.2             0.1%            0.1%              5.8400
  228         3,393,903              21.92       2,623,600       36.2             0.1%            0.1%              5.9000
  229         3,339,265          21,134.59       2,811,619       57.7             0.1%            0.3%              5.6500
  230         3,335,197             136.24       2,804,823       57.1             0.1%            0.1%              5.6100
  231         3,300,000             130.10       2,903,908       61.4             0.1%            0.1%              5.7000
  232         3,200,000          26,890.76       2,785,685       69.6             0.1%            0.3%              6.1200
  233         3,200,000             289.10       2,749,978       66.1             0.1%            0.1%              5.6310
  234         3,189,668              38.95       2,682,438       58.1             0.1%            0.1%              5.6100
  235         2,993,724             144.79       2,559,043       67.3             0.1%            0.1%              6.2000
  236         2,990,673             267.02       2,530,108       66.6             0.1%            0.1%              5.8100
  237         2,990,513          23,924.10       2,523,241       54.4             0.1%            0.2%              5.7200
  238         2,978,520             222.28          38,817        0.8             0.1%            0.1%              5.8200
  239         2,900,800          48,346.67         182,065        5.0             0.1%            0.2%              6.8750
  240         2,791,436             114.19       2,168,207       52.1             0.1%            0.1%              6.0000
  241         2,791,295             249.22       2,361,434       67.5             0.1%            0.1%              5.8100
  242         2,780,713             108.73       1,265,111       24.1             0.1%            0.1%              6.3100
  243         2,722,046             214.03       2,325,631       59.6             0.1%            0.1%              6.1500
  244         2,694,662              64.16       2,456,121       70.2             0.1%            0.1%              6.2500
  245         2,693,960          37,416.11       2,275,496       52.9             0.1%            0.2%              5.7900
  246         2,641,993              46.45       2,244,949       59.1             0.1%            0.1%              5.9600
  247         2,566,857              79.57       2,165,782       52.8             0.1%            0.1%              5.7200
  248         2,500,000             143.84       2,193,883       27.4             0.1%            0.1%              5.5800
  249         2,496,644              79.09       2,113,662       60.4             0.1%            0.1%              5.9000
  250         2,492,432             227.10       2,117,250       43.2             0.1%            0.1%              5.9500
  251         2,492,094          56,638.50       2,102,701       51.3             0.1%            0.2%              5.7200
  252         2,454,619          94,408.43         206,253        5.6             0.1%            0.2%              6.9000
  253         2,450,000          74,242.42       2,212,580       54.8             0.1%            0.2%              5.9700
  254         2,432,122              60.08       2,045,358       54.4             0.1%            0.1%              5.6100
  255         2,394,735          31,929.80       2,029,933       46.3             0.1%            0.2%              5.9100
  256         2,350,000             205.74       2,225,959       53.0             0.1%            0.1%              5.7300
  257         2,289,908          36,347.75       1,372,071        3.0             0.1%            0.2%              5.9400
  258         2,250,000             570.49       2,024,094       71.0             0.1%            0.1%              5.7700
  259         2,242,952              37.34       1,895,296       58.9             0.1%            0.1%              5.7700
  260         2,200,000             142.86       1,940,583       64.5             0.0%            0.1%              5.8000
  261         2,180,000             213.73       2,036,905       68.5             0.0%            0.1%              5.9100
  262         2,172,095              91.38       1,841,667       59.4             0.0%            0.1%              5.9510
  263         2,153,411          33,647.05       1,827,134       60.7             0.0%            0.2%              5.9100
  264         2,150,000          32,575.76       1,871,631       70.6             0.0%            0.2%              6.1200
  265         2,100,000             207.41       1,889,155       67.8             0.0%            0.1%              5.7700
  266         2,093,422              58.95       1,768,943       49.0             0.0%            0.1%              5.7700
  267         2,046,314              85.47       1,580,264       54.0             0.0%            0.1%              5.8700
  268         2,002,319              74.04       1,697,169       67.8             0.0%            0.1%              5.9400
 268.01         706,355                            598,708                        0.0%            0.0%
 268.02         691,993                            586,533                        0.0%            0.0%
 268.03         603,971                            511,928                        0.0%            0.0%
  269         2,000,000             197.16       1,765,388       58.8             0.0%            0.1%              5.8300
  270         2,000,000             162.19       1,727,148       54.7             0.0%            0.1%              5.8100
  271         1,993,991             293.06       1,695,803       54.5             0.0%            0.1%              5.9900
  272         1,993,922              71.20       1,692,796       33.9             0.0%            0.1%              5.9300
  273         1,993,639         124,602.45       1,680,628       26.3             0.0%            0.1%              5.6900
  274         1,991,230         124,451.89       1,323,723       33.1             0.0%            0.1%              6.2500
  275         1,945,764             125.23       1,652,255       66.8             0.0%            0.1%              5.9700
  276         1,943,938             173.57       1,644,570       65.8             0.0%            0.1%              5.8100
  277         1,891,807          26,275.09       1,601,260       67.6             0.0%            0.2%              5.8600
  278         1,890,000             101.77       1,705,624       62.7             0.0%            0.1%              5.9300
  279         1,825,000             168.36       1,825,000       50.1             0.0%            0.1%              5.9600
  280         1,819,246              74.24       1,538,479       61.5             0.0%            0.1%              5.3600
  281         1,785,609              66.03       1,513,484       66.7             0.0%            0.1%              5.9400
 281.01         608,182                            515,496                        0.0%            0.0%
 281.02         600,048                            508,601                        0.0%            0.0%
 281.03         577,380                            489,388                        0.0%            0.0%
  282         1,785,158          59,505.27         147,484        6.2             0.0%            0.1%              6.8750
  283         1,740,488             154.03       1,339,110       32.3             0.0%            0.1%              7.0000
  284         1,720,000          38,222.22       1,516,833       65.9             0.0%            0.1%              5.7900
  285         1,700,000             331.71       1,502,074       65.5             0.0%            0.1%              5.8700
  286         1,674,207          93,011.51         134,037        5.3             0.0%            0.1%              6.7750
  287         1,662,000             208.93       1,498,099       64.3             0.0%            0.1%              5.8700
  288         1,640,241              85.54       1,270,164       36.8             0.0%            0.1%              7.1250
  289         1,557,970          31,795.31       1,330,931       60.5             0.0%            0.1%              6.2100
  290         1,500,000              91.46       1,322,513       66.5             0.0%            0.0%              5.7800
  291         1,500,000             230.70       1,331,996       54.6             0.0%            0.0%              6.0940
  292         1,496,742              84.35       1,270,965       53.4             0.0%            0.0%              5.9700
  293         1,494,251          32,483.71         123,447        5.5             0.0%            0.1%              6.8750
  294         1,452,780          45,399.37       1,229,659       67.6             0.0%            0.1%              5.8600
  295         1,400,000             186.42       1,264,659       66.6             0.0%            0.0%              5.9800
  296         1,398,117          36,792.54       1,182,947       67.6             0.0%            0.1%              5.8800
  297         1,370,877              54.86       1,166,209       66.6             0.0%            0.0%              6.0000
  298         1,350,000          28,723.40       1,171,332       63.3             0.0%            0.1%              5.9920
  299         1,251,248          23,608.45         108,458        6.8             0.0%            0.1%              7.0000
  300         1,247,410             300.36       1,068,107       56.2             0.0%            0.0%              6.2600
  301         1,200,000              80.00       1,029,776       64.4             0.0%            0.0%              6.3960
  302         1,100,000             211.21         972,986       54.4             0.0%            0.0%              5.9200
  303         1,024,644          28,462.34          95,493        5.3             0.0%            0.1%              7.2000
  304         1,023,365          17,345.18          81,135        4.6             0.0%            0.1%              6.7500
  305         1,012,817          50,640.85         656,837       41.6             0.0%            0.1%              7.2000
  306         1,010,000          42,083.33         897,415       71.2             0.0%            0.1%              6.1200
  307           992,846             101.07         442,372       20.1             0.0%            0.0%              5.8300
  308           944,751          59,046.91          79,264        5.0             0.0%            0.1%              6.9250
  309           894,677              99.51         692,816       55.9             0.0%            0.0%              7.1250
  310           856,664          85,666.36          67,434        4.5             0.0%            0.1%              6.7500
  311           843,052          42,152.62          64,211        4.8             0.0%            0.1%              6.6750
  312           800,000         114,285.71          49,772        3.5             0.0%            0.1%              6.8750
  313           798,262             197.25         677,848       67.8             0.0%            0.0%              5.9700
  314           783,363              86.91         670,002       63.8             0.0%            0.0%              6.2200
  315           745,695          74,569.45          58,470        4.9             0.0%            0.1%              6.7500
  316           725,298          65,936.16          57,498        3.5             0.0%            0.1%              6.7500
  317           720,330          90,041.25          57,104        4.4             0.0%            0.1%              6.7500
  318           671,625              61.75         525,291       31.5             0.0%            0.0%              7.3750
  319           652,768          40,798.00          51,751        5.3             0.0%            0.1%              6.7500
  320           636,425          31,821.23          52,385        5.2             0.0%            0.1%              6.8750
  321           610,926          61,092.65          46,131        3.3             0.0%            0.1%              6.6250
  322           586,804             260.34         461,841       42.0             0.0%            0.0%              7.5000
  323           581,838          48,486.48          50,723        5.1             0.0%            0.0%              7.0250
  324           536,983          38,355.95          44,190        5.4             0.0%            0.0%              6.8750
  325           527,055          43,921.28          43,798        2.5             0.0%            0.0%              6.9000
  326           497,528          22,614.93          50,468        7.0             0.0%            0.0%              7.4250
  327           496,851          31,053.19          40,942        3.2             0.0%            0.0%              6.8500
  328           496,851          14,613.27          40,942        2.0             0.0%            0.0%              6.8500
  329           496,815          62,101.91          40,154        3.7             0.0%            0.0%              6.8000
  330           496,329          99,265.77          39,068        4.0             0.0%            0.0%              6.7500
  331           488,172          48,817.18             351        0.0             0.0%            0.0%              6.6750
  332           481,439          60,179.87          37,900        4.8             0.0%            0.0%              6.7500
  333           431,373          43,137.34          38,034        2.5             0.0%            0.0%              7.0250

                              NET                                  MONTHLY
             ADMIN.        MORTGAGE                                P&I DEBT                 ANNUAL P&I DEBT
 LOAN #   FEE %(9)(10)     RATE %(9)     ACCRUAL TYPE   SERVICE ($)(4)(30)(37)(38)(44)   SERVICE ($)(4)(37)(38)   NOTE DATE (35)
--------------------------------------------------------------------------------------------------------------------------------

   1         0.0205         6.4135        Actual/360             4360822.22                   52,329,866.64         11/17/2006
  1.01
  1.02
   2         0.0205         6.1025        Actual/360             881,882.08                   10,582,584.96          1/25/2007
   3         0.0205         6.4495        Actual/360             806,353.09                    9,676,237.08          2/13/2007
   4         0.0205         5.4860        Actual/360             387,214.02                    4,646,568.24          12/8/2006
   5         0.0505         5.4245        Actual/360             468,936.59                    5,627,239.08         11/30/2006
   6         0.0205         5.4499        Actual/360             310,521.18                    3,726,254.16         12/28/2006
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7         0.0505         5.4495        Actual/360             369,062.85                    4,428,754.20         12/28/2006
   8         0.0205         5.5625        Actual/360             293,262.58                    3,519,150.96         12/19/2006
   9         0.0205         6.4795        Actual/360             358,153.60                    4,297,843.20         10/31/2006
   10        0.0205         5.4495        Actual/360             247,935.35                    2,975,224.20          1/22/2007
   11        0.0205         5.8075        Actual/360             294,268.66                    3,531,223.92          1/10/2007
   12        0.0205         5.8495        Actual/360             248,659.72                    2,983,916.64          12/7/2006
 12.01
 12.02
 12.03
             0.0000         0.0000        Actual/360             293,416.19                    3,520,994.28         12/11/2006
   13        0.0205         6.4685        Actual/360             127,648.58                    1,531,782.96         12/11/2006
   14        0.0205         6.4685        Actual/360              82,908.88                     994,906.56          12/11/2006
   15        0.0205         6.4685        Actual/360              82,858.73                     994,304.76          12/11/2006
   16        0.0205         5.6565        Actual/360             206,335.30                    2,476,023.60         12/18/2006
   17        0.0305         5.8095        Actual/360             241,614.15                    2,899,369.80         12/27/2006
   18        0.0205         5.6420        Actual/360             189,497.14                    2,273,965.68           1/5/2007
   19        0.0205         5.7225        Actual/360             188,298.61                    2,259,583.32         12/21/2006
   20        0.0205         5.6791        Actual/360             217,640.65                    2,611,687.80         12/14/2006
   21        0.0205         5.7295        Actual/360             204,795.27                    2,457,543.24         12/28/2006
   22        0.1105         5.5665        Actual/360             202,630.30                    2,431,563.60         12/19/2006
   23        0.0205         6.1495        Actual/360             213,683.26                    2,564,199.12          1/24/2007
   24        0.0505         5.6795        Actual/360             200,894.52                    2,410,734.24         12/26/2006
   25        0.0205         5.5895        Actual/360             193,102.46                    2,317,229.52          1/11/2007
   26        0.0505         5.6295        Actual/360             194,009.77                    2,328,117.24         12/20/2006
   27        0.0505         5.7995        Actual/360             209,603.94                    2,515,247.28          10/6/2006
   28        0.0205         5.7895        Actual/360             159,976.74                    1,919,720.88          1/12/2007
   29        0.0305         5.4395        Actual/360             179,279.72                    2,151,356.64          1/24/2007
   30        0.0305         5.8970        Actual/360             186,738.26                    2,240,859.12          12/8/2006
 30.01
 30.02
   31        0.0205         5.6065        Actual/360             177,628.96                    2,131,547.52         12/27/2006
   32        0.0205         5.7325        Actual/360             178,719.18                    2,144,630.16          1/10/2007
   33        0.0205         5.6295        Actual/360             145,997.57                    1,751,970.84         11/28/2006
   34        0.0205         5.8495        Actual/360             170,270.85                    2,043,250.20          9/27/2006
   35        0.0205         5.3065        Actual/360             147,205.04                    1,766,460.48         12/18/2006
   36        0.0405         6.2895        Actual/360             171,177.89                    2,054,134.68         10/12/2006
   37        0.0205         6.1895        Actual/360             170,336.28                    2,044,035.36         12/29/2006
   38        0.0230         5.6120        Actual/360             128,900.63                    1,546,807.56          1/18/2007
   39        0.1105         5.6795        Actual/360             129,135.09                    1,549,621.08         12/12/2006
 39.01
 39.02
 39.03
   40        0.0305         6.1595        Actual/360             163,991.36                    1,967,896.32          4/12/2005
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41        0.0305         5.8745        Actual/360             142,429.56                   1,709,154.72          10/24/2006
   42        0.0455         5.6505        Actual/360             129,781.72                   1,557,380.64           12/1/2006
   43        0.0205         6.1895        Actual/360             143,699.54                   1,724,394.48          11/16/2006
   44        0.0205         5.5695        Actual/360             132,896.70                   1,594,760.40          12/20/2006
   45        0.0205         5.5495        Actual/360             107,121.93                   1,285,463.16          12/20/2006
   46        0.0505         5.4195        Actual/360             128,121.61                   1,537,459.32           1/31/2007
   47        0.0205         5.8145        Actual/360             109,375.86                   1,312,510.32          11/30/2006
   48        0.0205         5.8325        Actual/360             105,002.41                   1,260,028.92            2/9/2007
   49        0.0205         5.9925        Actual/360             121,878.47                   1,462,541.64           9/15/2006
   50        0.0205         5.8045        Actual/360             117,669.20                   1,412,030.40          11/30/2006
   51        0.0205         5.8795        Actual/360             118,627.30                   1,423,527.60           1/30/2007
   52        0.0305         5.5095        Actual/360              91,994.78                   1,103,937.36           1/23/2007
   53        0.0305         5.5245        Actual/360             109,107.72                   1,309,292.64          12/20/2006
   54        0.0205         5.8295        Actual/360             106,189.37                   1,274,272.44           1/18/2007
   55        0.0405         5.7195        Actual/360              85,741.60                   1,028,899.20           12/1/2006
   56        0.0205         5.9195        Actual/360             124,770.44                   1,497,245.28            2/1/2007
   57        0.0205         5.6895        Actual/360              83,787.91                   1,005,454.92          12/28/2006
 57.01
 57.02
   58        0.0205         6.0095        Actual/360             103,605.04                   1,243,260.48           1/19/2007
   59        0.0505         5.6085        Actual/360              81,984.76                    983,817.12           11/17/2006
   60        0.0505         6.2795          30/360                99,348.75                   1,192,185.00           6/16/2006
   61        0.0505         5.6095        Actual/360              90,147.42                   1,081,769.04           1/23/2007
   62        0.0205         5.5195        Actual/360              72,750.97                    873,011.64            1/12/2007
   63        0.0205         5.8795        Actual/360              89,711.90                   1,076,542.80           11/3/2006
   64        0.0205         5.5585        Actual/360              86,417.34                   1,037,008.08          12/19/2006
   65        0.0205         5.5705        Actual/360              86,026.74                   1,032,320.88          12/13/2006
 65.01
 65.02
   66        0.0205         5.3795        Actual/360              84,229.62                   1,010,755.44          12/27/2006
   67        0.0205         6.2595        Actual/360              92,187.20                   1,106,246.40           12/8/2006
   68        0.0205         5.6615        Actual/360              84,108.59                   1,009,303.08           1/11/2007
   69        0.0205         6.0105        Actual/360              87,224.03                   1,046,688.36            1/5/2007
   70        0.0805         6.0195        Actual/360              87,869.24                   1,054,430.88          10/11/2006
 70.01
 70.02
 70.03
 70.04
 70.05
   71        0.0505         5.8095        Actual/360             101,652.23                   1,219,826.76           2/14/2007
   72        0.0905         6.0045        Actual/360              84,794.06                   1,017,528.72           12/8/2006
   73        0.0505         5.9495        Actual/360              70,022.92                    840,275.04             2/8/2007
 73.01
 73.02
 73.03
   74        0.0505         5.7895        Actual/360              67,908.25                    814,899.00           11/29/2006
   75        0.0205         5.8095        Actual/360              79,469.76                    953,637.12            12/7/2006
   76        0.0505         5.6495        Actual/360              78,354.06                    940,248.72           12/15/2006
   77        0.0205         5.7415        Actual/360              78,300.94                    939,611.28           12/28/2006
   78        0.0205         5.8295        Actual/360              78,462.14                    941,545.68           12/15/2006
 78.01
 78.02
   79        0.0205         5.7545        Actual/360              63,213.79                    758,565.48            12/5/2006
   80        0.0205         5.6655        Actual/360              73,018.71                    876,224.52           12/20/2006
             0.0205         4.9695        Actual/360             158,240.64                   1,898,887.68            3/8/2007
   81        0.0205         4.9695        Actual/360              83,346.63                   1,000,159.56            3/8/2007
   82        0.0205         4.9695        Actual/360              74,894.01                    898,728.12             3/8/2007
   83        0.0505         5.7095        Actual/360              73,026.03                    876,312.36             1/5/2007
   84        0.0305         6.1095        Actual/360              75,038.02                    900,456.24             2/3/2006
   85        0.0205         5.5995        Actual/360              69,616.23                    835,394.76            1/31/2007
   86        0.1005         5.7995        Actual/360              71,769.52                    861,234.24            11/6/2006
 86.01
 86.02
   87        0.0205         5.6795        Actual/360              69,648.05                    835,776.60            1/11/2007
   88        0.0405         5.7195        Actual/360              58,316.00                    699,792.00            12/1/2006
   89        0.0405         5.7195        Actual/360              57,998.80                    695,985.60            12/1/2006
   90        0.0205         6.0095        Actual/360              71,275.46                    855,305.52            1/19/2007
   91        0.0705         5.6685        Actual/360              68,196.29                    818,355.48           12/27/2006
   92        0.0205         5.7925        Actual/360              68,746.99                    824,963.88            1/17/2007
   93        0.0505         6.1095        Actual/360              71,142.00                    853,704.00             2/9/2007
   94        0.0505         5.2995          30/360                51,493.75                    617,925.00           12/22/2006
   95        0.0205         6.0795        Actual/360              79,234.63                    950,815.56             2/2/2007
   96        0.0405         5.7195        Actual/360              54,607.20                    655,286.40            12/1/2006
   97        0.0205         5.6645        Actual/360              63,739.52                    764,874.24           12/15/2006
   98        0.0505         5.5695        Actual/360              63,287.48                    759,449.76            12/8/2006
   99        0.0205         5.8795        Actual/360              78,174.14                    938,089.68             2/8/2007
  100        0.0205         5.5095        Actual/360              62,094.32                    745,131.84           12/11/2006
  101        0.0505         6.0895        Actual/360              66,177.09                    794,125.08             2/9/2007
  102        0.0505         5.7195        Actual/360              63,455.57                    761,466.84             1/4/2007
  103        0.0505         5.7195          30/360                51,930.00                    623,160.00            12/4/2006
  104        0.0305         6.6405        Actual/360              68,839.04                    826,068.48           12/28/2006
  105        0.0505         5.7395        Actual/360              51,506.88                    618,082.56           12/27/2006
  106        0.0505         5.8495        Actual/360              62,279.33                    747,351.96            1/31/2007
  107        0.0205         5.5695        Actual/360              60,543.40                    726,520.80           10/11/2006
  108        0.0305         5.4895        Actual/360              58,953.01                    707,436.12           11/16/2006
  109        0.0305         5.6195        Actual/360              59,455.29                    713,463.48           11/27/2006
  110        0.0305         6.2995        Actual/360              63,086.46                    757,037.52             2/8/2007
  111        0.0205         5.5495        Actual/360              47,190.28                    566,283.36             2/8/2007
  112        0.0705         5.7395        Actual/360              58,739.00                    704,868.00           12/21/2006
  113        0.0305         5.6995        Actual/360              58,230.30                    698,763.60           11/14/2006
  114        0.0505         5.5795        Actual/360              47,698.61                    572,383.32           12/20/2006
  115        0.0205         5.7045        Actual/360              58,198.57                    698,382.84            1/29/2007
  116        0.0305         6.2195        Actual/360              61,571.72                    738,860.64            1/22/2007
 116.01
 116.02
 116.03
  117        0.0205         5.7615        Actual/360              48,006.66                    576,079.92             1/9/2007
  118        0.0305         5.7545        Actual/360              56,822.42                    681,869.04           11/10/2006
  119        0.0205         5.9295        Actual/360              55,161.42                    661,937.04           12/29/2006
  120        0.0305         5.5895        Actual/360              52,931.34                    635,176.08             1/2/2007
  121        0.0205         5.8795        Actual/360              53,975.42                    647,705.04           12/19/2006
 121.01
 121.02
  122        0.0205         5.8095        Actual/360              50,293.73                    603,524.76           12/28/2006
  123        0.0305         5.5795        Actual/360              51,723.87                    620,686.44            1/24/2007
  124        0.0305         5.4595        Actual/360              51,044.55                    612,534.60           11/14/2006
  125        0.0205         6.2295        Actual/360              52,249.81                    626,997.72            2/22/2007
  126        0.0205         6.3795        Actual/360              55,357.27                    664,287.24            12/1/2006
  127        0.1005         5.4095        Actual/360              49,452.24                    593,426.88           12/19/2006
  128        0.0405         5.7195        Actual/360              41,528.80                    498,345.60            12/1/2006
  129        0.0205         5.6195        Actual/360              49,011.32                    588,135.84           12/28/2006
  130        0.0505         5.9195        Actual/360              50,200.34                    602,404.08           11/30/2006
  131        0.0405         5.7195        Actual/360              40,918.80                    491,025.60            12/1/2006
  132        0.0405         5.7195        Actual/360              40,626.00                    487,512.00            12/1/2006
  133        0.0205         6.0395        Actual/360              50,083.32                    600,999.84            1/17/2007
  134        0.0205         6.0295        Actual/360              50,150.37                    601,804.44            12/4/2006
  135        0.0405         5.7195        Actual/360              40,260.00                    483,120.00            12/1/2006
  136        0.0205         5.5795        Actual/360              47,074.48                    564,893.76           12/15/2006
  137        0.0205         5.6795        Actual/360              47,012.43                    564,149.16            12/8/2006
  138        0.0205         5.7145        Actual/360              47,192.25                    566,307.00           11/20/2006
  139        0.0205         5.9195        Actual/360              47,655.88                    571,870.56           11/10/2006
  140        0.0405         5.7195        Actual/360              37,771.20                    453,254.40            12/1/2006
  141        0.0205         5.8595        Actual/360              37,736.13                    452,833.56            11/9/2006
  142        0.0205         5.6475        Actual/360              43,378.06                    520,536.72            1/16/2007
  143        0.0205         6.6495        Actual/360              55,915.52                    670,986.24            1/18/2007
  144        0.0305         5.9395        Actual/360              43,327.67                    519,932.04            1/17/2007
  145        0.0205         5.5165        Actual/360              41048.11                     492,577.32           12/28/2006
  146        0.0205         5.6995        Actual/360              41,589.30                    499,071.60           12/27/2006
  147        0.0205         5.7295        Actual/360              39,682.95                    476,195.40           12/21/2006
  148        0.0305         5.6995        Actual/360              47,664.07                    571,968.84           12/18/2006
  149        0.0205         5.9045        Actual/360              40,037.71                    480,452.52            1/31/2007
  150        0.0505         5.6845        Actual/360              41,461.22                    497,534.64           12/15/2006
  151        0.0205         6.0095        Actual/360              39,282.70                    471,392.40            1/18/2007
  152        0.0205         5.9295        Actual/360              38,762.08                    465,144.96           12/21/2006
  153        0.0405         5.7195        Actual/360              31,671.20                    380,054.40            12/1/2006
  154        0.0205         5.4995        Actual/360              29,533.15                    354,397.80           12/28/2006
  155        0.1105         5.8635        Actual/360              35,812.02                    429,744.24           12/13/2006
  156        0.0205         5.8595        Actual/360              36,103.30                    433,239.60           11/28/2006
  157        0.0505         5.6795        Actual/360              34,938.18                    419,258.16           12/28/2006
  158        0.0205         5.4295        Actual/360              33,879.35                    406,552.20            12/5/2006
  159        0.0205         6.0895        Actual/360              36,398.45                    436,781.40            1/19/2007
  160        0.0205         6.3095        Actual/360              37,255.78                    447,069.36           12/28/2006
  161        0.0205         5.7295        Actual/360              34,780.94                    417,371.28           11/29/2006
  162        0.0205         5.5495        Actual/360              33,759.13                    405,109.56           12/29/2006
  163        0.0205         5.6495        Actual/360              31,795.78                    381,549.36           12/27/2006
  164        0.1005         5.5295        Actual/360              27,446.90                    329,362.80             2/5/2007
  165        0.0205         5.8395        Actual/360              33,958.32                    407,499.84           12/21/2006
  166        0.0905         5.8125        Actual/360              33,226.40                    398,716.80           11/15/2006
  167        0.0205         6.2745        Actual/360              36,434.96                    437,219.52           10/10/2006
  168        0.0505         5.6295        Actual/360              31,562.78                    378,753.36           11/22/2006
  169        0.0205         5.9095        Actual/360              27,310.62                    327,727.44             1/4/2007
  170        0.0205         5.8545        Actual/360              31,647.27                    379,767.24           12/26/2006
  171        0.0205         6.1695        Actual/360              32,426.47                    389,117.64           11/20/2006
  172        0.0205         5.9715        Actual/360              31,748.92                    380,987.04            1/29/2007
  173        0.0205         5.6295        Actual/360              30,016.26                    360,195.12            1/25/2007
             0.0205         5.7395        Actual/360              30,378.83                    364,545.96           11/30/2006
  174        0.0205         5.7395        Actual/360              17,526.25                    210,315.00           11/30/2006
  175        0.0205         5.7395        Actual/360              12,852.58                    154,230.96           11/30/2006
  176        0.0205         6.2795        Actual/360              40,307.07                    483,684.84           12/21/2006
  177        0.0205         5.6345        Actual/360              29,455.15                    353,461.80           11/28/2006
  178        0.0405         5.7195        Actual/360              24,692.80                    296,313.60            12/1/2006
  179        0.0305         7.4695        Actual/360              38,427.54                    461,130.48            2/28/2005
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180        0.0205         5.8595        Actual/360              29,888.80                    358,665.60            12/8/2006
  181        0.0205         5.8795        Actual/360              29,656.83                    355,881.96            1/18/2007
  182        0.0505         5.8995        Actual/360              29,816.99                    357,803.88           12/13/2006
  183        0.0205         5.7295        Actual/360              29,178.64                    350,143.68           12/18/2006
  184        0.0205         5.9995        Actual/360              24,991.36                    299,896.32             1/8/2007
  185        0.0205         6.0695        Actual/360              29,541.03                    354,492.36            1/19/2007
  186        0.1005         6.2195        Actual/360              31,372.39                    376,468.68             1/9/2007
  187        0.0205         5.8545        Actual/360              28,157.20                    337,886.40            12/8/2006
  188        0.0205         5.8495        Actual/360              27,787.26                    333,447.12           12/28/2006
  189        0.0405         5.7195        Actual/360              22,667.60                    272,011.20            12/1/2006
             0.0000         0.0000        Actual/360              27,556.58                    330,678.96           12/22/2006
  190        0.0505         5.8895        Actual/360              20,968.59                    251,623.08           12/22/2006
  191        0.0505         5.9395        Actual/360              6,587.99                     79,055.88            12/22/2006
  192        0.0205         6.5095        Actual/360              34,377.66                    412,531.92           12/20/2006
  193        0.0205         5.8695        Actual/360              27,017.85                    324,214.20            1/12/2007
  194        0.0205         5.6645        Actual/360              26,075.26                    312,903.12           12/15/2006
  195        0.1005         5.5895        Actual/360              26,089.51                    313,074.12           12/18/2006
  196        0.0205         5.8395        Actual/360              26,133.14                    313,597.68           12/20/2006
  197        0.0205         6.0245        Actual/360              26,507.66                    318,091.92           10/12/2006
  198        0.0205         5.7920        Actual/360              25,558.39                    306,700.68           12/29/2006
  199        0.0205         5.8295        Actual/360              25,367.46                    304,409.52           12/21/2006
  200        0.0205         5.8995        Actual/360              29,896.59                    358,759.08             1/2/2007
  201        0.0205         5.8545        Actual/360              24,726.28                    296,715.36           12/22/2006
  202        0.0205         5.9795        Actual/360              24,791.41                    297,496.92           10/25/2006
  203        0.1105         6.1945        Actual/360              24,134.89                    289,618.68           12/20/2006
  204        0.0205         5.7795        Actual/360              23,470.12                    281,641.44           11/30/2006
  205        0.0205         5.8825        Actual/360              23,733.14                    284,797.68           10/18/2006
  206        0.0205         5.7795        Actual/360              23,470.12                    281,641.44           11/30/2006
  207        0.0205         5.6245        Actual/360              22,615.25                    271,383.00           12/15/2006
  208        0.0205         5.5395        Actual/360              22,405.12                    268,861.44           12/29/2006
  209        0.0205         5.8335        Actual/360              23,177.96                    278,135.52           12/28/2006
  210        0.0205         5.9095        Actual/360              22,909.71                    274,916.52            12/5/2006
  211        0.0205         6.0295        Actual/360              23,146.33                    277,755.96            12/4/2006
  212        0.0205         6.0295        Actual/360              23,146.33                    277,755.96            12/4/2006
  213        0.0205         5.4155        Actual/360              21,423.64                    257,083.68            1/22/2007
  214        0.0605         6.0095        Actual/360              22954.22                     275,450.64            12/4/2006
  215        0.0205         6.1295        Actual/360              27,191.68                    326,300.16            1/11/2007
  216        0.0205         6.0395        Actual/360              22,326.30                    267,915.60             2/1/2007
  217        0.0505         5.8295        Actual/360              21,898.72                    262,784.64            1/18/2007
  218        0.0205         5.5795        Actual/360              35,822.86                    429,874.32            12/1/2006
  219        0.0205         5.7295        Actual/360              21,592.20                    259,106.40           11/16/2006
  220        0.0505         5.7295        Actual/360              21,194.38                    254,332.56           12/22/2006
  221        0.0205         5.6795        Actual/360              20,894.42                    250,733.04            12/7/2006
  222        0.0205         5.6995        Actual/360              20,940.06                    251,280.72            1/11/2007
  223        0.0205         5.8395        Actual/360              21,042.35                    252,508.20             1/4/2007
  224        0.0205         6.2345        Actual/360              21,561.49                    258,737.88            1/31/2007
  225        0.0205         5.7995        Actual/360              20,433.95                    245,207.40            12/4/2006
 225.01
 225.02
  226        0.0205         5.7295        Actual/360              20,133.26                    241,599.12            1/30/2007
  227        0.0205         5.8195        Actual/360              20,213.08                    242,556.96           12/12/2006
  228        0.0205         5.8795        Actual/360              21,698.88                    260,386.56            1/11/2007
  229        0.0205         5.6295        Actual/360              19,337.40                    232,048.80           11/30/2006
  230        0.0505         5.5595        Actual/360              19,229.79                    230,757.48           11/16/2006
  231        0.0505         5.6495        Actual/360              19,153.21                    229,838.52            1/30/2007
  232        0.0505         6.0695        Actual/360              19,433.19                    233,198.28           10/27/2006
  233        0.0205         5.6105        Actual/360              18,433.13                    221,197.56           12/22/2006
  234        0.0505         5.5595        Actual/360              18,390.71                    220,688.52           11/16/2006
  235        0.0205         6.1795        Actual/360              18,374.07                    220,488.84           12/21/2006
  236        0.0205         5.7895        Actual/360              17,621.70                    211,460.40            12/5/2006
  237        0.0205         5.6995        Actual/360              17,450.05                    209,400.60           11/30/2006
  238        0.1005         5.7195        Actual/360              25,024.89                    300,298.68           12/29/2006
  239        0.0205         6.8545        Actual/360              19,716.36                    236,596.32            6/12/2006
  240        0.0205         5.9795        Actual/360              18,040.44                    216,485.28           12/13/2006
  241        0.0205         5.7895        Actual/360              16,446.92                    197,363.04            12/5/2006
  242        0.0205         6.2895        Actual/360              24,099.50                    289,194.00             1/2/2007
  243        0.1005         6.0495        Actual/360              16,631.93                    199,583.16            12/1/2006
  244        0.0205         6.2295        Actual/360              16,655.15                    199,861.80           10/27/2006
  245        0.0205         5.7695        Actual/360              15,825.14                    189,901.68           12/14/2006
  246        0.0205         5.9395        Actual/360              15,820.00                    189,840.00            12/4/2006
  247        0.0505         5.6695        Actual/360              14,977.96                    179,735.52           11/16/2006
  248        0.1005         5.4795        Actual/360              14,320.46                    171,845.52           12/19/2006
  249        0.0205         5.8795        Actual/360              14,828.41                    177,940.92            1/19/2007
  250        0.0205         5.9295        Actual/360              14,908.49                    178,901.88           11/16/2006
  251        0.0205         5.6995        Actual/360              14,541.71                    174,500.52            12/8/2006
  252        0.0205         6.8795        Actual/360              16267.42                     195,209.04            6/16/2006
  253        0.0205         5.9495        Actual/360              14,641.77                    175,701.24           12/20/2006
  254        0.0505         5.5595        Actual/360              14,022.92                    168,275.04           11/16/2006
  255        0.0205         5.8895        Actual/360              14,250.64                    171,007.68           12/11/2006
  256        0.0505         5.6795        Actual/360              13,684.12                    164,209.44           12/22/2006
  257        0.0505         5.8895        Actual/360              14,734.69                    176,816.28           11/22/2006
  258        0.0505         5.7195        Actual/360              13,158.99                    157,907.88           11/30/2006
  259        0.0205         5.7495        Actual/360              13,158.99                    157,907.88           11/29/2006
  260        0.0205         5.7795        Actual/360              12,908.57                    154,902.84             1/3/2007
  261        0.0205         5.8895        Actual/360              12,944.33                    155,331.96             2/7/2007
  262        0.0205         5.9305        Actual/360              12,971.78                    155,661.36            1/19/2007
  263        0.0805         5.8295        Actual/360              12,825.57                    153,906.84           11/20/2006
  264        0.0505         6.0695        Actual/360              13,056.68                    156,680.16           10/27/2006
  265        0.0505         5.7195        Actual/360              12,281.72                    147,380.64           11/29/2006
  266        0.0205         5.7495        Actual/360              12,281.72                    147,380.64           11/29/2006
  267        0.0205         5.8495        Actual/360              13,045.75                    156,549.00            1/18/2007
  268        0.0305         5.9095        Actual/360              11,943.75                    143,325.00             1/5/2007
 268.01
 268.02
 268.03
  269        0.0205         5.8095        Actual/360              11,773.30                    141,279.60           12/13/2006
  270        0.0205         5.7895        Actual/360              11,747.80                    140,973.60            12/1/2006
  271        0.0305         5.9595        Actual/360              11,978.16                    143,737.92           11/15/2006
  272        0.0205         5.9095        Actual/360              11,901.15                    142,813.80           11/27/2006
  273        0.0205         5.6695        Actual/360              11,595.34                    139,144.08           11/27/2006
  274        0.0205         6.2295        Actual/360              14,618.56                    175,422.72           12/18/2006
  275        0.0205         5.9495        Actual/360              11,653.65                    139,843.80             1/8/2007
  276        0.0205         5.7895        Actual/360              11,454.11                    137,449.32            12/5/2006
  277        0.0305         5.8295        Actual/360              11,197.39                    134,368.68           12/21/2006
  278        0.0205         5.9095        Actual/360              11,246.59                    134,959.08            12/1/2006
  279        0.0205         5.9395        Actual/360              9,215.24                     110,582.88           11/28/2006
  280        0.0305         5.3295        Actual/360              10,342.18                    124,106.16            12/1/2005
  281        0.0305         5.9095        Actual/360              10,651.09                    127,813.08             1/5/2007
 281.01
 281.02
 281.03
  282        0.0205         6.8545        Actual/360              11,811.58                    141,738.96            5/24/2006
  283        0.0205         6.9795        Actual/360              11,642.79                    139,713.48            7/26/2006
  284        0.0205         5.7695        Actual/360              10,081.20                    120,974.40           12/29/2006
  285        0.0505         5.8195        Actual/360              10,050.71                    120,608.52           11/20/2006
  286        0.0205         6.7545        Actual/360              10956.89                     131,482.68            6/26/2006
  287        0.0205         5.8495        Actual/360              9,826.05                     117,912.60            12/6/2006
  288        0.0205         7.1045        Actual/360              11,116.36                    133,396.32            6/27/2006
  289        0.0205         6.1895        Actual/360              9,564.64                     114,775.68             2/7/2007
  290        0.0305         5.7495        Actual/360              8,782.20                     105,386.40            12/5/2006
  291        0.0205         6.0735        Actual/360              9,084.11                     109,009.32           12/14/2006
  292        0.0205         5.9495        Actual/360              8,964.35                     107,572.20             1/8/2007
  293        0.0205         6.8545        Actual/360              9,886.78                     118,641.36            5/24/2006
  294        0.0305         5.8295        Actual/360              8,598.84                     103,186.08            12/6/2006
  295        0.0205         5.9595        Actual/360              8,375.71                     100,508.52           11/30/2006
  296        0.0305         5.8495        Actual/360              8,286.00                     99,432.00             1/10/2007
  297        0.0305         5.9695        Actual/360              8,243.82                     98,925.84            11/22/2006
  298        0.0205         5.9715        Actual/360              8,086.99                     97,043.88             11/6/2006
  299        0.0205         6.9795        Actual/360              8,382.81                     100,593.72            5/15/2006
  300        0.0205         6.2395        Actual/360              7,704.60                     92,455.20            12/27/2006
  301        0.0205         6.3755        Actual/360              7,502.93                     90,035.16             2/21/2007
  302        0.0205         5.8995        Actual/360              6,538.59                     78,463.08             11/2/2006
  303        0.0205         7.1795        Actual/360              6,991.52                     83,898.24             7/14/2006
  304        0.0205         6.7295        Actual/360              6,680.56                     80,166.72              6/7/2006
  305        0.0205         7.1795        Actual/360              6,455.51                     77,466.12             7/26/2006
  306        0.0205         6.0995        Actual/360              6,133.60                     73,603.20            10/31/2006
  307        0.0305         5.7995        Actual/360              8,347.00                     100,164.00           12/21/2006
  308        0.0205         6.9045        Actual/360              6,272.60                     75,271.20              7/5/2006
  309        0.0205         7.1045        Actual/360              6,063.47                     72,761.64              6/9/2006
  310        0.0205         6.7295        Actual/360              5,597.40                     67,168.80             5/12/2006
  311        0.0205         6.6545        Actual/360              5,457.90                     65,494.80             7/14/2006
  312        0.0205         6.8545        Actual/360              5,437.50                     65,250.00             5/23/2006
  313        0.0205         5.9495        Actual/360              4,780.99                     57,371.88              1/8/2007
  314        0.0205         6.1995        Actual/360              4,818.07                     57,816.84              1/2/2007
  315        0.0205         6.7295        Actual/360              4,864.49                     58,373.88             7/13/2006
  316        0.0205         6.7295        Actual/360              4,734.77                     56,817.24             6/23/2006
  317        0.0205         6.7295        Actual/360              4,702.34                     56,428.08              6/2/2006
  318        0.0205         7.3545        Actual/360              4,662.06                     55,944.72             7/25/2006
  319        0.0205         6.7295        Actual/360              4,261.29                     51,135.48             6/20/2006
  320        0.0205         6.8545        Actual/360              4,204.34                     50,452.08             7/18/2006
  321        0.0205         6.6045        Actual/360              3,937.91                     47,254.92              6/7/2006
  322        0.0205         7.4795        Actual/360              4,125.37                     49,504.44             6/23/2006
  323        0.0205         7.0045        Actual/360              3,901.85                     46,822.20             7/21/2006
  324        0.0205         6.8545        Actual/360              3,547.42                     42,569.04             7/13/2006
  325        0.0205         6.8795        Actual/360              3,490.58                     41,886.96             7/26/2006
  326        0.0205         7.4045        Actual/360              3,470.43                     41,645.16             7/21/2006
  327        0.0205         6.8295        Actual/360              3,276.30                     39,315.60             6/21/2006
  328        0.0205         6.8295        Actual/360              3,276.30                     39,315.60             6/21/2006
  329        0.0205         6.7795        Actual/360              3,259.63                     39,115.56             6/27/2006
  330        0.0205         6.7295        Actual/360              3,242.99                     38,915.88             5/19/2006
  331        0.0205         6.6545        Actual/360              3,282.46                     39,389.52              7/7/2006
  332        0.0205         6.7295        Actual/360              3,145.70                     37,748.40             5/12/2006
  333        0.0205         7.0045        Actual/360              2,894.70                     34,736.40             6/12/2006

                                                                                 FINAL                     ORIGINAL TERM
                FIRST         PAYMENT        MATURITY/    ARD / CONVERTING     MATURITY                     TO MATURITY
 LOAN #   PAYMENT DATE (35)   DUE DATE       ARD DATE        LOAN(31)          DATE(32)    SEASONING (35)     OR ARD
------------------------------------------------------------------------------------------------------------------------

   1              1/8/2007        8           12/8/2016         No                               3             120
  1.01
  1.02
   2              3/8/2007        8            2/8/2017         No                               1             120
   3              4/8/2007        8            3/8/2017         No                               0             120
   4              1/8/2007        8           12/8/2016         No                               3             120
   5              1/1/2007        1           12/1/2016         No                               3             120
   6              2/8/2007        8            1/8/2017         No                               2             120
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7              2/1/2007        1            1/1/2017         No                               2             120
   8              2/8/2007        8            1/8/2017         No                               2             120
   9             12/5/2006        5           11/5/2016         No                               4             120
   10             3/8/2007        8            2/8/2014         No                               1              84
   11             3/8/2007        8            2/8/2017         No                               1             120
   12             1/8/2007        8           12/8/2016         No                               3             120
 12.01
 12.02
 12.03
                  2/8/2007        8            1/8/2017         No                               2             120
   13             2/8/2007        8            1/8/2017         No                               2             120
   14             2/8/2007        8            1/8/2017         No                               2             120
   15             2/8/2007        8            1/8/2017         No                               2             120
   16             2/8/2007        8            1/8/2017         No                               2             120
   17             2/1/2007        1            1/1/2017         No                               2             120
   18             2/8/2007        8            1/8/2012         No                               2              60
   19             2/5/2007        5            1/5/2017         No                               2             120
   20             2/5/2007        5            1/5/2017         No                               2             120
   21             2/8/2007        8            1/8/2017         No                               2             120
   22             2/8/2007        8            1/8/2017         No                               2             120
   23             3/7/2007        7            2/7/2017         No                               1             120
   24             2/1/2007        1            1/1/2017         No                               2             120
   25             2/8/2007        8            1/8/2017         No                               2             120
   26             2/1/2007        1            1/1/2017         Yes              1/1/2037        2             120
   27            12/1/2006        1           11/1/2016         Yes             11/1/2031        4             120
   28             3/8/2007        8            2/8/2012         No                               1              60
   29             3/1/2007        1            2/1/2017         No                               1             120
   30             2/1/2007        1            1/1/2017         No                               2             120
 30.01
 30.02
   31             2/8/2007        8            1/8/2017         No                               2             120
   32             3/8/2007        8            2/8/2017         No                               1             120
   33             1/1/2007        1           12/1/2011         No                               3              60
   34            11/1/2006        1           10/1/2016         Yes             10/1/2036        5             120
   35             2/8/2007        8            1/8/2017         No                               2             120
   36           12/11/2006       11          11/11/2016         No                               4             120
   37             2/8/2007        8            1/8/2017         No                               2             120
   38             3/8/2007        8            2/8/2017         No                               1             120
   39             2/1/2007        1            1/1/2014         No                               2              84
 39.01
 39.02
 39.03
   40             6/1/2005        1            5/1/2015         No                              22             120
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41            12/1/2006        1           11/1/2016         Yes             11/1/2038        4             120
   42             1/1/2007        1           12/1/2016         No                               3             120
   43             1/8/2007        8           12/8/2016         No                               3             120
   44             2/5/2007        5            1/5/2017         No                               2             120
   45             2/8/2007        8            1/8/2017         No                               2             120
   46             3/1/2007        1            2/1/2017         No                               1             120
   47             1/8/2007        8           12/8/2016         No                               3             120
   48             4/8/2007        8            3/8/2017         No                               0             120
   49            11/8/2006        8           10/8/2016         No                               5             120
   50            1/11/2007       11          12/11/2016         No                               3             120
   51             3/8/2007        8            2/8/2017         No                               1             120
   52             3/1/2007        1            2/1/2017         No                               1             120
   53             2/1/2007        1            1/1/2017         No                               2             120
   54             3/8/2007        8            2/8/2017         No                               1             120
   55             1/1/2007        1           12/1/2016         No                               3             120
   56             3/8/2007        8            2/8/2017         No                               1             120
   57             2/8/2007        8            1/8/2017         No                               2             120
 57.01
 57.02
   58             3/8/2007        8            2/8/2017         No                               1             120
   59             1/1/2007        1           12/1/2016         No                               3             120
   60             8/1/2006        1            7/1/2016         No                               8             120
   61             3/1/2007        1            2/1/2017         No                               1             120
   62             3/8/2007        8            2/8/2017         No                               1             120
   63             1/1/2007        1           12/1/2016         No                               3             120
   64             2/8/2007        8            1/8/2017         No                               2             120
   65             2/5/2007        5            1/5/2017         No                               2             120
 65.01
 65.02
   66             2/8/2007        8            1/8/2017         No                               2             120
   67             1/8/2007        8           12/8/2016         No                               3             120
   68             3/7/2007        7            2/7/2017         No                               1             120
   69             2/8/2007        8            1/8/2017         No                               2             120
   70            12/1/2006        1           11/1/2016         No                               4             120
 70.01
 70.02
 70.03
 70.04
 70.05
   71             4/1/2007        1            3/1/2017         Yes              3/1/2027        0             120
   72             1/8/2007        8           12/8/2016         No                               3             120
   73             4/1/2007        1            3/1/2017         No                               0             120
 73.01
 73.02
 73.03
   74             1/5/2007        5           12/5/2011         No                               3              60
   75             1/8/2007        8           12/8/2013         No                               3              84
   76             2/1/2007        1            1/1/2017         No                               2             120
   77             2/8/2007        8            1/8/2017         No                               2             120
   78             2/8/2007        8            1/8/2017         No                               2             120
 78.01
 78.02
   79             1/8/2007        8           12/8/2014         No                               3              96
   80             2/5/2007        5            1/5/2017         No                               2             120
                  4/8/2007        8        Various              No                               0           Various
   81             4/8/2007        8            5/8/2015         No                               0              98
   82             4/8/2007        8            4/8/2015         No                               0              97
   83             3/1/2007        1            2/1/2017         No                               1             120
   84             4/1/2006        1            3/1/2016         No                              12             120
   85             3/8/2007        8            2/8/2017         No                               1             120
   86             1/1/2007        1           12/1/2016         No                               3             120
 86.01
 86.02
   87             3/8/2007        8            2/8/2014         No                               1              84
   88             1/1/2007        1           12/1/2016         No                               3             120
   89             1/1/2007        1           12/1/2016         No                               3             120
   90             3/8/2007        8            2/8/2017         No                               1             120
   91             2/8/2007        8            1/8/2012         No                               2              60
   92             3/8/2007        8            2/8/2017         No                               1             120
   93             4/1/2007        1            3/1/2014         No                               0              84
   94             2/1/2007        1            1/1/2017         No                               2             120
   95             3/5/2007        5            2/5/2017         No                               1             120
   96             1/1/2007        1           12/1/2016         No                               3             120
   97             2/5/2007        5            1/5/2017         No                               2             120
   98             2/1/2007        1            1/1/2017         No                               2             120
   99             3/8/2007        8            2/8/2017         No                               1             120
  100             2/8/2007        8            1/8/2017         No                               2             120
  101             4/1/2007        1            3/1/2014         No                               0              84
  102             3/1/2007        1            2/1/2017         No                               1             120
  103             2/1/2007        1            1/1/2017         No                               2             120
  104             2/1/2007        1            6/1/2015         No                               2             101
  105             2/1/2007        1            1/1/2017         No                               2             120
  106             3/1/2007        1            2/1/2017         No                               1             120
  107            12/8/2006        8           11/8/2016         No                               4             120
  108             1/1/2007        1           12/1/2016         No                               3             120
  109             1/1/2007        1           12/1/2016         No                               3             120
  110             4/1/2007        1            3/1/2012         No                               0              60
  111             3/8/2007        8            2/8/2012         No                               1              60
  112             2/8/2007        8            1/8/2017         No                               2             120
  113             1/1/2007        1           12/1/2016         No                               3             120
  114             2/1/2007        1            1/1/2017         No                               2             120
  115             3/8/2007        8            2/8/2017         No                               1             120
  116             3/1/2007        1            2/1/2017         No                               1             120
 116.01
 116.02
 116.03
  117             3/8/2007        8            2/8/2017         No                               1             120
  118             1/1/2007        1           12/1/2016         No                               3             120
  119             2/8/2007        8            1/8/2017         No                               2             120
  120             3/1/2007        1            2/1/2017         No                               1             120
  121             2/8/2007        8            1/8/2017         No                               2             120
 121.01
 121.02
  122             2/8/2007        8            1/8/2017         No                               2             120
  123             3/1/2007        1            2/1/2017         No                               1             120
  124             1/1/2007        1           12/1/2016         No                               3             120
  125             4/8/2007        8            3/8/2017         No                               0             120
  126             1/8/2007        8           12/8/2016         No                               3             120
  127             2/1/2007        1            1/1/2017         No                               2             120
  128             1/1/2007        1           12/1/2016         No                               3             120
  129             2/8/2007        8            1/8/2017         No                               2             120
  130             1/1/2007        1           12/1/2016         No                               3             120
  131             1/1/2007        1           12/1/2016         No                               3             120
  132             1/1/2007        1           12/1/2016         No                               3             120
  133             3/8/2007        8            2/8/2017         No                               1             120
  134             1/8/2007        8           12/8/2016         No                               3             120
  135             1/1/2007        1           12/1/2016         No                               3             120
  136             2/5/2007        5            1/5/2017         No                               2             120
  137             1/8/2007        8           12/8/2016         No                               3             120
  138             1/8/2007        8           12/8/2016         No                               3             120
  139             1/8/2007        8           12/8/2016         No                               3             120
  140             1/1/2007        1           12/1/2016         No                               3             120
  141             1/8/2007        8           12/8/2016         No                               3             120
  142             3/8/2007        8            2/8/2017         No                               1             120
  143             3/5/2007        5            2/5/2017         No                               1             120
  144             3/1/2007        1            2/1/2017         No                               1             120
  145             2/5/2007        5            1/5/2017         No                               2             120
  146             2/8/2007        8            1/8/2017         No                               2             120
  147             2/8/2007        8            1/8/2017         No                               2             120
  148             2/3/2007        3            1/3/2017         No                               2             120
  149             3/8/2007        8            2/8/2017         No                               1             120
  150             2/5/2007        5            1/5/2017         No                               2             120
  151             3/8/2007        8            2/8/2017         No                               1             120
  152             2/8/2007        8            1/8/2017         No                               2             120
  153             1/1/2007        1           12/1/2016         No                               3             120
  154             2/8/2007        8            1/8/2017         No                               2             120
  155             2/8/2007        8            1/8/2017         No                               2             120
  156             1/8/2007        8           12/8/2016         No                               3             120
  157             2/1/2007        1            1/1/2017         No                               2             120
  158             1/8/2007        8           12/8/2016         No                               3             120
  159             3/5/2007        5            2/5/2017         No                               1             120
  160             2/8/2007        8            1/8/2017         No                               2             120
  161             1/1/2007        1           12/1/2016         No                               3             120
  162             2/8/2007        8            1/8/2017         No                               2             120
  163             2/8/2007        8            1/8/2017         No                               2             120
  164             4/1/2007        1            3/1/2017         Yes              3/1/2037        0             120
  165             2/8/2007        8            1/8/2017         No                               2             120
  166             1/1/2007        1           12/1/2016         No                               3             120
  167            12/8/2006        8           11/8/2016         No                               4             120
  168             1/1/2007        1           12/1/2016         No                               3             120
  169             2/8/2007        8            1/8/2017         No                               2             120
  170             2/8/2007        8            1/8/2017         No                               2             120
  171             1/8/2007        8           12/8/2016         No                               3             120
  172             3/8/2007        8            2/8/2017         No                               1             120
  173             3/8/2007        8            2/8/2017         No                               1             120
                  1/8/2007        8           12/8/2016         No                               3             120
  174             1/8/2007        8           12/8/2016         No                               3             120
  175             1/8/2007        8           12/8/2016         No                               3             120
  176             2/5/2007        5            1/5/2017         No                               2             120
  177             1/8/2007        8           12/8/2016         No                               3             120
  178             1/1/2007        1           12/1/2016         No                               3             120
  179             4/1/2005        1            3/1/2015         No                              24             120
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180             1/8/2007        8           12/8/2016         No                               3             120
  181             3/8/2007        8            2/8/2017         No                               1             120
  182             2/1/2007        1            1/1/2017         No                               2             120
  183             2/8/2007        8            1/8/2017         No                               2             120
  184             2/8/2007        8            1/8/2012         No                               2              60
  185             3/8/2007        8            2/8/2017         No                               1             120
  186             3/1/2007        1            2/1/2017         Yes              2/1/2033        1             120
  187             2/8/2007        8            1/8/2017         No                               2             120
  188             2/8/2007        8            1/8/2017         No                               2             120
  189             1/1/2007        1           12/1/2016         No                               3             120
                  2/1/2007        1            1/1/2017         No                               2             120
  190             2/1/2007        1            1/1/2017         No                               2             120
  191             2/1/2007        1            1/1/2017         No                               2             120
  192             2/5/2007        5            1/5/2017         No                               2             120
  193             3/8/2007        8            2/8/2017         No                               1             120
  194             2/5/2007        5            1/5/2017         No                               2             120
  195             2/1/2007        1            1/1/2017         No                               2             120
  196             2/8/2007        8            1/8/2017         No                               2             120
  197            12/7/2006        7           11/7/2016         No                               4             120
  198             2/5/2007        5            1/5/2017         No                               2             120
  199             2/8/2007        8            1/8/2017         No                               2             120
  200             2/5/2007        5            1/5/2017         No                               2             120
  201             2/8/2007        8            1/8/2017         No                               2             120
  202            12/1/2006        1           11/1/2016         No                               4             120
  203             2/8/2007        8            1/8/2017         No                               2             120
  204             1/8/2007        8           12/8/2016         No                               3             120
  205            12/1/2006        1           11/1/2016         No                               4             120
  206             1/1/2007        1           12/1/2016         No                               3             120
  207             2/8/2007        8            1/8/2017         No                               2             120
  208             2/8/2007        8            1/8/2017         No                               2             120
  209             2/8/2007        8            1/8/2017         No                               2             120
  210             1/8/2007        8           12/8/2016         No                               3             120
  211             1/8/2007        8           12/8/2016         No                               3             120
  212             1/8/2007        8           12/8/2016         No                               3             120
  213             3/8/2007        8            2/8/2017         No                               1             120
  214             1/8/2007        8           12/8/2011         No                               3              60
  215             3/5/2007        5            2/5/2017         No                               1             120
  216             3/8/2007        8            2/8/2017         No                               1             120
  217             3/1/2007        1            2/1/2017         No                               1             120
  218             1/5/2007        5           12/5/2016         No                               3             120
  219             1/8/2007        8           12/8/2011         No                               3              60
  220             2/1/2007        1            1/1/2017         No                               2             120
  221             1/8/2007        8           12/8/2016         No                               3             120
  222             3/8/2007        8            2/8/2017         No                               1             120
  223             2/8/2007        8            1/8/2017         No                               2             120
  224             3/5/2007        5            2/5/2012         No                               1              60
  225             2/1/2007        1            1/1/2017         No                               2             120
 225.01
 225.02
  226             3/8/2007        8            2/8/2017         No                               1             120
  227             2/8/2007        8            1/8/2017         No                               2             120
  228             3/8/2007        8            2/8/2017         No                               1             120
  229             1/8/2007        8           12/8/2016         No                               3             120
  230             1/1/2007        1           12/1/2016         Yes             12/1/2036        3             120
  231             3/1/2007        1            2/1/2017         No                               1             120
  232            12/1/2006        1           11/1/2016         No                               4             120
  233             2/8/2007        8            1/8/2017         No                               2             120
  234             1/1/2007        1           12/1/2016         Yes             12/1/2036        3             120
  235             2/8/2007        8            1/8/2017         No                               2             120
  236             1/8/2007        8           12/8/2016         No                               3             120
  237             1/8/2007        8           12/8/2016         No                               3             120
  238             2/1/2007        1            1/1/2022         No                               2             180
  239             8/1/2006        1            7/1/2036       Hybrid                             8             360
  240             2/8/2007        8            1/8/2017         No                               2             120
  241             1/8/2007        8           12/8/2016         No                               3             120
  242             2/8/2007        8            1/8/2017         No                               2             120
  243             1/1/2007        1           12/1/2016         No                               3             120
  244            12/1/2006        1           11/1/2013         Yes             11/1/2036        4              84
  245             2/8/2007        8            1/8/2017         No                               2             120
  246             1/8/2007        8           12/8/2016         No                               3             120
  247             1/1/2007        1           12/1/2016         Yes             12/1/2036        3             120
  248             2/1/2007        1            1/1/2017         No                               2             120
  249             3/8/2007        8            2/8/2017         No                               1             120
  250             1/8/2007        8           12/8/2016         No                               3             120
  251             1/8/2007        8           12/8/2016         No                               3             120
  252             8/1/2006        1            7/1/2036       Hybrid                             8             360
  253             2/8/2007        8            1/8/2017         No                               2             120
  254             1/1/2007        1           12/1/2016         Yes             12/1/2036        3             120
  255             2/8/2007        8            1/8/2017         No                               2             120
  256             2/1/2007        1            1/1/2017         No                               2             120
  257             1/1/2007        1           12/1/2021         No                               3             180
  258             1/1/2007        1           12/1/2016         No                               3             120
  259             1/8/2007        8           12/8/2016         No                               3             120
  260             2/8/2007        8            1/8/2017         No                               2             120
  261             4/5/2007        5            3/5/2017         No                               0             120
  262             3/8/2007        8            2/8/2017         No                               1             120
  263             1/1/2007        1           12/1/2016         No                               3             120
  264            12/1/2006        1           11/1/2016         No                               4             120
  265             1/1/2007        1           12/1/2016         No                               3             120
  266             1/8/2007        8           12/8/2016         No                               3             120
  267             3/5/2007        5            2/5/2017         No                               1             120
  268             3/1/2007        1            2/1/2017         No                               1             120
 268.01
 268.02
 268.03
  269             2/8/2007        8            1/8/2017         No                               2             120
  270             1/8/2007        8           12/8/2016         No                               3             120
  271             1/1/2007        1           12/1/2016         No                               3             120
  272             1/8/2007        8           12/8/2016         No                               3             120
  273             1/8/2007        8           12/8/2016         No                               3             120
  274             2/8/2007        8            1/8/2017         No                               2             120
  275             2/8/2007        8            1/8/2017         No                               2             120
  276             1/8/2007        8           12/8/2016         No                               3             120
  277             2/1/2007        1            1/1/2017         No                               2             120
  278             1/8/2007        8           12/8/2016         No                               3             120
  279             1/8/2007        8           12/8/2016         No                               3             120
  280             1/1/2006        1           12/1/2015         No                              15             120
  281             3/1/2007        1            2/1/2017         No                               1             120
 281.01
 281.02
 281.03
  282             7/1/2006        1            6/1/2036       Hybrid                             9             360
  283             9/1/2006        1            8/1/2021       Hybrid                             7             180
  284             2/7/2007        7            1/7/2017         No                               2             120
  285             1/1/2007        1           12/1/2016         No                               3             120
  286             8/1/2006        1            7/1/2036       Hybrid                             8             360
  287             1/7/2007        7           12/7/2016         No                               3             120
  288             8/1/2006        1            7/1/2021       Hybrid                             8             180
  289             3/8/2007        8            2/8/2017         No                               1             120
  290             2/1/2007        1            1/1/2017         No                               2             120
  291             2/8/2007        8            1/8/2017         No                               2             120
  292             2/8/2007        8            1/8/2017         No                               2             120
  293             7/1/2006        1            6/1/2036       Hybrid                             9             360
  294             2/1/2007        1            1/1/2017         No                               2             120
  295             1/8/2007        8           12/8/2016         No                               3             120
  296             3/1/2007        1            2/1/2017         No                               1             120
  297             1/1/2007        1           12/1/2016         No                               3             120
  298            12/8/2006        8           11/8/2016         No                               4             120
  299             7/1/2006        1            6/1/2036       Hybrid                             9             360
  300             2/8/2007        8            1/8/2017         No                               2             120
  301             4/8/2007        8            3/8/2017         No                               0             120
  302            12/8/2006        8           11/8/2016         No                               4             120
  303             9/1/2006        1            8/1/2036       Hybrid                             7             360
  304             8/1/2006        1            7/1/2036       Hybrid                             8             360
  305             9/1/2006        1            8/1/2036       Hybrid                             7             360
  306            12/8/2006        8           11/8/2016         No                               4             120
  307             2/1/2007        1            1/1/2017         No                               2             120
  308             9/1/2006        1            8/1/2036       Hybrid                             7             360
  309             8/1/2006        1            7/1/2021       Hybrid                             8             180
  310             7/1/2006        1            6/1/2036       Hybrid                             9             360
  311             9/1/2006        1            8/1/2036       Hybrid                             7             360
  312             7/1/2006        1            6/1/2036       Hybrid                             9             360
  313             2/8/2007        8            1/8/2017         No                               2             120
  314             2/8/2007        8            1/8/2017         No                               2             120
  315             9/1/2006        1            8/1/2036       Hybrid                             7             360
  316             8/1/2006        1            7/1/2036       Hybrid                             8             360
  317             8/1/2006        1            7/1/2036       Hybrid                             8             360
  318             9/1/2006        1            8/1/2021       Hybrid                             7             180
  319             8/1/2006        1            7/1/2036       Hybrid                             8             360
  320             9/1/2006        1            8/1/2036       Hybrid                             7             360
  321             8/1/2006        1            7/1/2036       Hybrid                             8             360
  322             8/1/2006        1            7/1/2021       Hybrid                             8             180
  323             9/1/2006        1            8/1/2036       Hybrid                             7             360
  324             9/1/2006        1            8/1/2036       Hybrid                             7             360
  325             9/1/2006        1            8/1/2036       Hybrid                             7             360
  326             9/1/2006        1            8/1/2036       Hybrid                             7             360
  327             8/1/2006        1            7/1/2036       Hybrid                             8             360
  328             8/1/2006        1            7/1/2036       Hybrid                             8             360
  329             8/1/2006        1            7/1/2036       Hybrid                             8             360
  330             7/1/2006        1            6/1/2036       Hybrid                             9             360
  331             9/1/2006        1            5/1/2034       Hybrid                             7             333
  332             7/1/2006        1            6/1/2036       Hybrid                             9             360
  333             8/1/2006        1            7/1/2036       Hybrid                             8             360

              REMAINING TERM        ORIGINAL        REMAINING        INITIAL          REMAINING
               TO MATURITY        AMORTIZATION    AMORTIZATION    INTEREST ONLY     INTEREST ONLY
 LOAN #           OR ARD      TERM (39)(40)(44)   TERM (39)(40)      PERIOD             PERIOD
----------------------------------------------------------------------------------------------------

   1               117                 0                0              120               117
  1.01
  1.02
   2               119                 0                0              120               119
   3               120                336              336             24                 24
   4               117                 0                0              120               117
   5               117                360              360             60                 57
   6               118                 0                0              120               118
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7               118                360              360             60                 58
   8               118                 0                0              120               118
   9               116                330              330             60                 56
   10               83                 0                0              84                 83
   11              119                360              360             60                 59
   12              117                 0                0              120               117
 12.01
 12.02
 12.03
                   118                300              298              0                 0
   13              118                300              298              0                 0
   14              118                300              298              0                 0
   15              118                300              298              0                 0
   16              118                 0                0              120               118
   17              118                360              360             60                 58
   18               58                 0                0              60                 58
   19              118                 0                0              120               118
   20              118                360              360             60                 58
   21              118                420              418              0                 0
   22              118                360              360             60                 58
   23              119                360              359              0                 0
   24              118                360              360              2                 0
   25              118                360              360             48                 46
   26              118                360              360             60                 58
   27              116                300              296              0                 0
   28               59                 0                0              60                 59
   29              119                360              360             60                 59
   30              118                360              358              0                 0
 30.01
 30.02
   31              118                360              360             48                 46
   32              119                360              360             36                 35
   33               57                 0                0              60                 57
   34              115                360              360             60                 55
   35              118                420              418              0                 0
   36              116                360              356              0                 0
   37              118                336              334              0                 0
   38              119                 0                0              120               119
   39               82                 0                0              84                 82
 39.01
 39.02
 39.03
   40               98                300              278              0                 0
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41              116                360              360             24                 20
   42              117                420              417              0                 0
   43              117                360              360             60                 57
   44              118                360              360             48                 46
   45              118                 0                0              120               118
   46              119                360              360             60                 59
   47              117                 0                0              120               117
   48              120                 0                0              120               120
   49              115                360              360             36                 31
   50              117                360              360             60                 57
   51              119                360              359              0                 0
   52              119                 0                0              120               119
   53              118                360              360             24                 22
   54              119                360              360             36                 35
   55              117                 0                0              120               117
   56              119                240              239              0                 0
   57              118                 0                0              120               118
 57.01
 57.02
   58              119                360              360             12                 11
   59              117                 0                0              120               117
   60              112                360              360             12                 4
   61              119                360              360             60                 59
   62              119                 0                0              120               119
   63              117                360              360             36                 33
   64              118                360              360             60                 58
   65              118                360              360             60                 58
 65.01
 65.02
   66              118                360              358              0                 0
   67              117                360              360             60                 57
   68              119                360              360             60                 59
   69              118                360              360             36                 34
   70              116                360              356              0                 0
 70.01
 70.02
 70.03
 70.04
 70.05
   71              120                240              240              0                 0
   72              117                360              357              0                 0
   73              120                 0                0              120               120
 73.01
 73.02
 73.03
   74               57                 0                0              60                 57
   75               81                360              360             36                 33
   76              118                360              360             36                 34
   77              118                360              360             60                 58
   78              118                360              358              0                 0
 78.01
 78.02
   79               93                 0                0              96                 93
   80              118                360              360             60                 58
                 Various            Various          Various            0                 0
   81               98                 98              98               0                 0
   82               97                 97              97               0                 0
   83              119                360              360             36                 35
   84              108                360              348              0                 0
   85              119                360              360             60                 59
   86              117                360              357              0                 0
 86.01
 86.02
   87               83                360              360             23                 22
   88              117                 0                0              120               117
   89              117                 0                0              120               117
   90              119                360              360             12                 11
   91               58                360              360             24                 22
   92              119                360              360             60                 59
   93               84                360              360             24                 24
   94              118                 0                0              120               118
   95              119                264              263              0                 0
   96              117                 0                0              120               117
   97              118                360              360             60                 58
   98              118                360              358              0                 0
   99              119                240              239              0                 0
  100              118                360              360             12                 10
  101               84                360              360             24                 24
  102              119                360              360             36                 35
  103              118                 0                0              120               118
  104               99                360              360             36                 34
  105              118                 0                0              120               118
  106              119                360              360             36                 35
  107              116                360              360             36                 32
  108              117                360              360             60                 57
  109              117                360              360             36                 33
  110               60                360              360              0                 0
  111               59                 0                0              60                 59
  112              118                360              360             24                 22
  113              117                360              360             36                 33
  114              118                 0                0              120               118
  115              119                360              360             36                 35
  116              119                360              359              0                 0
 116.01
 116.02
 116.03
  117              119                 0                0              120               119
  118              117                360              360             60                 57
  119              118                360              360             24                 22
  120              119                360              360             24                 23
  121              118                360              358              0                 0
 121.01
 121.02
  122              118                420              420             36                 34
  123              119                360              359              0                 0
  124              117                360              357              0                 0
  125              120                420              420              0                 0
  126              117                360              360             48                 45
  127              118                360              360             60                 58
  128              117                 0                0              120               117
  129              118                360              360             48                 46
  130              117                360              360             36                 33
  131              117                 0                0              120               117
  132              117                 0                0              120               117
  133              119                360              360             12                 11
  134              117                360              357              0                 0
  135              117                 0                0              120               117
  136              118                360              360             36                 34
  137              117                360              360             24                 21
  138              117                360              360             60                 57
  139              117                360              360             24                 21
  140              117                 0                0              120               117
  141              117                 0                0              120               117
  142              119                360              360             60                 59
  143              119                240              239              0                 0
  144              119                360              359              0                 0
  145              118                360              358              0                 0
  146              118                360              360             36                 34
  147              118                360              360             36                 34
  148              118                240              238              0                 0
  149              119                360              360             36                 35
  150              118                300              298              0                 0
  151              119                360              360             12                 11
  152              118                360              360             60                 58
  153              117                 0                0              120               117
  154              118                 0                0              120               118
  155              118                420              418              0                 0
  156              117                360              357              0                 0
  157              118                360              360             60                 58
  158              117                360              360             24                 21
  159              119                360              359              0                 0
  160              118                360              358              0                 0
  161              117                360              360             24                 21
  162              118                360              360             60                 58
  163              118                420              420             36                 34
  164              120                 0                0              120               120
  165              118                360              360             12                 10
  166              117                360              357              0                 0
  167              116                300              296              0                 0
  168              117                360              360             36                 33
  169              118                 0                0              120               118
  170              118                360              358              0                 0
  171              117                360              360             24                 21
  172              119                360              359              0                 0
  173              119                360              360             24                 23
                   117                360              357              0                 0
  174              117                360              357              0                 0
  175              117                360              357              0                 0
  176              118                216              214              0                 0
  177              117                360              360             12                 9
  178              117                 0                0              120               117
  179               96                300              276              0                 0
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180              117                360              357              0                 0
  181              119                360              360             24                 23
  182              118                360              360             60                 58
  183              118                360              360             24                 22
  184               58                 0                0              60                 58
  185              119                360              360             60                 59
  186              119                312              311              0                 0
  187              118                360              358              0                 0
  188              118                360              358              0                 0
  189              117                 0                0              120               117
                   118                360              360             36                 34
  190              118                360              360             36                 34
  191              118                360              360             36                 34
  192              118                240              238              0                 0
  193              119                360              359              0                 0
  194              118                360              360             60                 58
  195              118                360              360             36                 34
  196              118                360              358              0                 0
  197              116                360              356              0                 0
  198              118                360              360             24                 22
  199              118                360              360             24                 22
  200              118                240              238              0                 0
  201              118                360              360             60                 58
  202              116                360              360             60                 56
  203              118                420              418              0                 0
  204              117                360              360             24                 21
  205              116                360              360             60                 56
  206              117                360              360             24                 21
  207              118                360              360             36                 34
  208              118                360              360             60                 58
  209              118                344              342              0                 0
  210              117                360              360             24                 21
  211              117                360              357              0                 0
  212              117                360              357              0                 0
  213              119                360              360             48                 47
  214               57                360              360             24                 21
  215              119                240              239              0                 0
  216              119                360              359              0                 0
  217              119                360              359              0                 0
  218              117                144              141              0                 0
  219               57                360              357              0                 0
  220              118                360              360             60                 58
  221              117                360              360             12                 9
  222              119                360              359              0                 0
  223              118                360              360             24                 22
  224               59                360              359              0                 0
  225              118                360              360             60                 58
 225.01
 225.02
  226              119                360              360             36                 35
  227              118                360              360             24                 22
  228              119                300              299              0                 0
  229              117                360              357              0                 0
  230              117                360              357              0                 0
  231              119                360              360             24                 23
  232              116                360              360             12                 8
  233              118                360              360             12                 10
  234              117                360              357              0                 0
  235              118                360              358              0                 0
  236              117                360              357              0                 0
  237              117                360              357              0                 0
  238              178                180              178              0                 0
  239              352                324              324             36                 28
  240              118                300              298              0                 0
  241              117                360              357              0                 0
  242              118                180              178              0                 0
  243              117                360              357              0                 0
  244               80                360              356              0                 0
  245              118                360              358              0                 0
  246              117                360              357              0                 0
  247              117                360              357              0                 0
  248              118                360              360             24                 22
  249              119                360              359              0                 0
  250              117                360              357              0                 0
  251              117                360              357              0                 0
  252              352                360              352              0                 0
  253              118                360              360             36                 34
  254              117                360              357              0                 0
  255              118                360              358              0                 0
  256              118                360              360             72                 70
  257              177                300              297              0                 0
  258              117                360              360             36                 33
  259              117                360              357              0                 0
  260              118                360              360             24                 22
  261              120                360              360             60                 60
  262              119                360              359              0                 0
  263              117                360              357              0                 0
  264              116                360              360             12                 8
  265              117                360              360             36                 33
  266              117                360              357              0                 0
  267              119                300              299              0                 0
  268              119                360              359              0                 0
 268.01
 268.02
 268.03
  269              118                360              360             24                 22
  270              117                360              360             12                 9
  271              117                360              357              0                 0
  272              117                360              357              0                 0
  273              117                360              357              0                 0
  274              118                240              238              0                 0
  275              118                360              358              0                 0
  276              117                360              357              0                 0
  277              118                360              358              0                 0
  278              117                360              360             36                 33
  279              117                 0                0              120               117
  280              105                360              345              0                 0
  281              119                360              359              0                 0
 281.01
 281.02
 281.03
  282              351                360              351              0                 0
  283              173                360              353              0                 0
  284              118                360              360             24                 22
  285              117                360              360             24                 21
  286              352                360              352              0                 0
  287              117                360              360             36                 33
  288              172                360              352              0                 0
  289              119                360              359              0                 0
  290              118                360              360             24                 22
  291              118                360              360             24                 22
  292              118                360              358              0                 0
  293              351                360              351              0                 0
  294              118                360              358              0                 0
  295              117                360              360             36                 33
  296              119                360              359              0                 0
  297              117                360              357              0                 0
  298              116                360              360             12                 8
  299              351                360              351              0                 0
  300              118                360              358              0                 0
  301              120                360              360              0                 0
  302              116                360              360             24                 20
  303              353                360              353              0                 0
  304              352                360              352              0                 0
  305              353                480              473              0                 0
  306              116                360              360             24                 20
  307              118                180              178              0                 0
  308              353                360              353              0                 0
  309              172                360              352              0                 0
  310              351                360              351              0                 0
  311              353                360              353              0                 0
  312              351                324              324             36                 27
  313              118                360              358              0                 0
  314              118                360              358              0                 0
  315              353                360              353              0                 0
  316              352                360              352              0                 0
  317              352                360              352              0                 0
  318              173                360              353              0                 0
  319              352                360              352              0                 0
  320              353                360              353              0                 0
  321              352                360              352              0                 0
  322              172                360              352              0                 0
  323              353                360              353              0                 0
  324              353                360              353              0                 0
  325              353                360              353              0                 0
  326              353                360              353              0                 0
  327              352                360              352              0                 0
  328              352                360              352              0                 0
  329              352                360              352              0                 0
  330              351                360              351              0                 0
  331              326                333              326              0                 0
  332              351                360              351              0                 0
  333              352                360              352              0                 0

                                 GRACE                                         GRACE
 LOAN #                         TO LATE                                     TO DEFAULT                  LOAN #
--------------------------------------------------------------------------------------------------------------

   1                               0                                             0                        1
  1.01                                                                                                   1.01
  1.02                                                                                                   1.02
   2                               0                                             0                        2
   3                               5                                             0                        3
   4                               0                                             0                        4
   5        0 (excluding principal due on the Maturity Date)                     5                        5
   6               0 (5 days for first late payment)                             0                        6
  6.01                                                                                                   6.01
  6.02                                                                                                   6.02
  6.03                                                                                                   6.03
  6.04                                                                                                   6.04
  6.05                                                                                                   6.05
  6.06                                                                                                   6.06
  6.07                                                                                                   6.07
  6.08                                                                                                   6.08
  6.09                                                                                                   6.09
  6.10                                                                                                   6.10
  6.11                                                                                                   6.11
  6.12                                                                                                   6.12
  6.13                                                                                                   6.13
  6.14                                                                                                   6.14
  6.15                                                                                                   6.15
   7                               5                                             5                        7
   8                               0                                             0                        8
   9                               0                                             0                        9
   10                              0                                             0                        10
   11                              0                                             0                        11
   12                              0                                             0                        12
 12.01                                                                                                  12.01
 12.02                                                                                                  12.02
 12.03                                                                                                  12.03
                                   0                                             0
   13                              0                                             0                        13
   14                              0                                             0                        14
   15                              0                                             0                        15
   16                              0                                             5                        16
   17                              5                                             5                        17
   18                              0                                             0                        18
   19                              0                                             0                        19
   20                      10 (semiannually)                                     0                        20
   21                              0                                             0                        21
   22                              0                                             0                        22
   23                              0                                             0                        23
   24                              5                                             5                        24
   25                              0                                             0                        25
   26                              5                                             5                        26
   27                              5                                             5                        27
   28                              0                                             0                        28
   29                              5                                             5                        29
   30                              5                                             5                        30
 30.01                                                                                                  30.01
 30.02                                                                                                  30.02
   31                              0                                             0                        31
   32                              0                                             0                        32
   33                              5                                             5                        33
   34                              5                                             5                        34
   35                              0                                             0                        35
   36                              0                                             0                        36
   37                              0                                             0                        37
   38                              0                                             0                        38
   39                              5                                             5                        39
 39.01                                                                                                  39.01
 39.02                                                                                                  39.02
 39.03                                                                                                  39.03
   40                              5                                             5                        40
 40.001                                                                                                 40.001
 40.002                                                                                                 40.002
 40.003                                                                                                 40.003
 40.004                                                                                                 40.004
 40.005                                                                                                 40.005
 40.006                                                                                                 40.006
 40.007                                                                                                 40.007
 40.008                                                                                                 40.008
 40.009                                                                                                 40.009
 40.010                                                                                                 40.010
 40.011                                                                                                 40.011
 40.012                                                                                                 40.012
 40.013                                                                                                 40.013
 40.014                                                                                                 40.014
 40.015                                                                                                 40.015
 40.016                                                                                                 40.016
 40.017                                                                                                 40.017
 40.018                                                                                                 40.018
 40.019                                                                                                 40.019
 40.020                                                                                                 40.020
 40.021                                                                                                 40.021
 40.022                                                                                                 40.022
 40.023                                                                                                 40.023
 40.024                                                                                                 40.024
 40.025                                                                                                 40.025
 40.026                                                                                                 40.026
 40.027                                                                                                 40.027
 40.028                                                                                                 40.028
 40.029                                                                                                 40.029
 40.030                                                                                                 40.030
 40.031                                                                                                 40.031
 40.032                                                                                                 40.032
 40.033                                                                                                 40.033
 40.034                                                                                                 40.034
 40.035                                                                                                 40.035
 40.036                                                                                                 40.036
 40.037                                                                                                 40.037
 40.038                                                                                                 40.038
 40.039                                                                                                 40.039
 40.040                                                                                                 40.040
 40.041                                                                                                 40.041
 40.042                                                                                                 40.042
 40.043                                                                                                 40.043
 40.044                                                                                                 40.044
 40.045                                                                                                 40.045
 40.046                                                                                                 40.046
 40.047                                                                                                 40.047
 40.048                                                                                                 40.048
 40.049                                                                                                 40.049
 40.050                                                                                                 40.050
 40.051                                                                                                 40.051
 40.052                                                                                                 40.052
 40.053                                                                                                 40.053
 40.054                                                                                                 40.054
 40.055                                                                                                 40.055
 40.056                                                                                                 40.056
 40.057                                                                                                 40.057
 40.058                                                                                                 40.058
 40.059                                                                                                 40.059
 40.060                                                                                                 40.060
 40.061                                                                                                 40.061
 40.062                                                                                                 40.062
 40.063                                                                                                 40.063
 40.064                                                                                                 40.064
 40.065                                                                                                 40.065
 40.066                                                                                                 40.066
 40.067                                                                                                 40.067
 40.068                                                                                                 40.068
 40.069                                                                                                 40.069
 40.070                                                                                                 40.070
 40.071                                                                                                 40.071
 40.072                                                                                                 40.072
 40.073                                                                                                 40.073
 40.074                                                                                                 40.074
 40.075                                                                                                 40.075
 40.076                                                                                                 40.076
 40.077                                                                                                 40.077
 40.078                                                                                                 40.078
 40.079                                                                                                 40.079
 40.080                                                                                                 40.080
 40.081                                                                                                 40.081
 40.082                                                                                                 40.082
 40.083                                                                                                 40.083
 40.084                                                                                                 40.084
 40.085                                                                                                 40.085
 40.086                                                                                                 40.086
 40.087                                                                                                 40.087
 40.088                                                                                                 40.088
 40.089                                                                                                 40.089
 40.090                                                                                                 40.090
 40.091                                                                                                 40.091
 40.092                                                                                                 40.092
 40.093                                                                                                 40.093
 40.094                                                                                                 40.094
 40.095                                                                                                 40.095
 40.096                                                                                                 40.096
 40.097                                                                                                 40.097
 40.098                                                                                                 40.098
 40.099                                                                                                 40.099
 40.100                                                                                                 40.100
 40.101                                                                                                 40.101
 40.102                                                                                                 40.102
 40.103                                                                                                 40.103
 40.104                                                                                                 40.104
 40.105                                                                                                 40.105
 40.106                                                                                                 40.106
 40.107                                                                                                 40.107
 40.108                                                                                                 40.108
 40.109                                                                                                 40.109
 40.110                                                                                                 40.110
 40.111                                                                                                 40.111
 40.112                                                                                                 40.112
 40.113                                                                                                 40.113
 40.114                                                                                                 40.114
 40.115                                                                                                 40.115
 40.116                                                                                                 40.116
 40.117                                                                                                 40.117
 40.118                                                                                                 40.118
 40.119                                                                                                 40.119
 40.120                                                                                                 40.120
 40.121                                                                                                 40.121
 40.122                                                                                                 40.122
 40.123                                                                                                 40.123
 40.124                                                                                                 40.124
 40.125                                                                                                 40.125
 40.126                                                                                                 40.126
 40.127                                                                                                 40.127
 40.128                                                                                                 40.128
 40.129                                                                                                 40.129
 40.130                                                                                                 40.130
 40.131                                                                                                 40.131
 40.132                                                                                                 40.132
 40.133                                                                                                 40.133
 40.134                                                                                                 40.134
 40.135                                                                                                 40.135
 40.136                                                                                                 40.136
 40.137                                                                                                 40.137
 40.138                                                                                                 40.138
 40.139                                                                                                 40.139
 40.140                                                                                                 40.140
 40.141                                                                                                 40.141
 40.142                                                                                                 40.142
 40.143                                                                                                 40.143
 40.144                                                                                                 40.144
 40.145                                                                                                 40.145
 40.146                                                                                                 40.146
 40.147                                                                                                 40.147
 40.148                                                                                                 40.148
 40.149                                                                                                 40.149
 40.150                                                                                                 40.150
 40.151                                                                                                 40.151
 40.152                                                                                                 40.152
 40.153                                                                                                 40.153
 40.154                                                                                                 40.154
 40.155                                                                                                 40.155
 40.156                                                                                                 40.156
 40.157                                                                                                 40.157
 40.158                                                                                                 40.158
 40.159                                                                                                 40.159
 40.160                                                                                                 40.160
 40.161                                                                                                 40.161
 40.162                                                                                                 40.162
 40.163                                                                                                 40.163
 40.164                                                                                                 40.164
 40.165                                                                                                 40.165
 40.166                                                                                                 40.166
 40.167                                                                                                 40.167
 40.168                                                                                                 40.168
 40.169                                                                                                 40.169
 40.170                                                                                                 40.170
 40.171                                                                                                 40.171
 40.172                                                                                                 40.172
 40.173                                                                                                 40.173
 40.174                                                                                                 40.174
 40.175                                                                                                 40.175
 40.176                                                                                                 40.176
 40.177                                                                                                 40.177
 40.178                                                                                                 40.178
 40.179                                                                                                 40.179
 40.180                                                                                                 40.180
 40.181                                                                                                 40.181
 40.182                                                                                                 40.182
 40.183                                                                                                 40.183
 40.184                                                                                                 40.184
 40.185                                                                                                 40.185
 40.186                                                                                                 40.186
 40.187                                                                                                 40.187
 40.188                                                                                                 40.188
 40.189                                                                                                 40.189
 40.190                                                                                                 40.190
 40.191                                                                                                 40.191
 40.192                                                                                                 40.192
   41                              5                                             5                        41
   42                              5                                             5                        42
   43                              0                                             0                        43
   44                              0                                             0                        44
   45                              0                                             0                        45
   46                              5                                             5                        46
   47                              0                                             0                        47
   48                              0                                             0                        48
   49                              0                                             0                        49
   50                              0                                             0                        50
   51                              0                                             0                        51
   52                              5                                             5                        52
   53                              5                                             5                        53
   54                              0                                             0                        54
   55                              7                                             5                        55
   56                              0                                             0                        56
   57                              0                                             0                        57
 57.01                                                                                                  57.01
 57.02                                                                                                  57.02
   58                              0                                             0                        58
   59                              5                                             5                        59
   60                              5                                             5                        60
   61                              5                                             5                        61
   62                              0                                             0                        62
   63                              5                                             5                        63
   64                              0                                             0                        64
   65                              0                                             0                        65
 65.01                                                                                                  65.01
 65.02                                                                                                  65.02
   66                              0                                             0                        66
   67                             10                                             0                        67
   68                              0                                             0                        68
   69                              0                                             0                        69
   70                              5                                             5                        70
 70.01                                                                                                  70.01
 70.02                                                                                                  70.02
 70.03                                                                                                  70.03
 70.04                                                                                                  70.04
 70.05                                                                                                  70.05
   71                              5                                             5                        71
   72                              0                                             0                        72
   73                              5                                             5                        73
 73.01                                                                                                  73.01
 73.02                                                                                                  73.02
 73.03                                                                                                  73.03
   74                              0                                             0                        74
   75                              0                                             0                        75
   76                              5                                             5                        76
   77                              0                                             0                        77
   78                              0                                             0                        78
 78.01                                                                                                  78.01
 78.02                                                                                                  78.02
   79                              0                                             0                        79
   80                              0                                             0                        80
                                   0                                             0
   81                              0                                             0                        81
   82                              0                                             0                        82
   83                              5                                             5                        83
   84                              5                                             5                        84
   85                              0                                             0                        85
   86                              5                                             5                        86
 86.01                                                                                                  86.01
 86.02                                                                                                  86.02
   87                              0                                             0                        87
   88                              7                                             5                        88
   89                              7                                             5                        89
   90                              0                                             0                        90
   91                              0                                             0                        91
   92                             10                                             0                        92
   93                              5                                             5                        93
   94           5 (excluding payment on Maturity Date)              5, 2 (after Maturity Date)            94
   95                              0                                             0                        95
   96                              7                                             5                        96
   97                              0                                             0                        97
   98                             10                                             5                        98
   99                              0                                             0                        99
  100               0 (5 days once every 12 months)                              0                       100
  101                              5                                             5                       101
  102                              5                                             5                       102
  103                              5                                5, 2 (after Maturity Date)           103
  104                              5                                             5                       104
  105                              5                                             5                       105
  106                              5                                             5                       106
  107                              0                                             0                       107
  108                              5                                             5                       108
  109                              5                                             5                       109
  110                              5                                             5                       110
  111                              0                                             0                       111
  112                              0                                             0                       112
  113                              5                                             5                       113
  114                              5                                             5                       114
  115                              0                                             0                       115
  116                              5                                             5                       116
 116.01                                                                                                 116.01
 116.02                                                                                                 116.02
 116.03                                                                                                 116.03
  117                              0                                             0                       117
  118                              5                                             5                       118
  119                              0                                             0                       119
  120                              5                                             5                       120
  121                              0                                             0                       121
 121.01                                                                                                 121.01
 121.02                                                                                                 121.02
  122                              0                                             0                       122
  123                              5                                             5                       123
  124                              5                                             5                       124
  125                              0                                             0                       125
  126                              0                                             0                       126
  127                              5                                             5                       127
  128                              7                                             5                       128
  129                              0                                             0                       129
  130           5 (excluding payment on Maturity Date)                           5                       130
  131                              7                                             5                       131
  132                              7                                             5                       132
  133                              0                                             0                       133
  134                              0                                             0                       134
  135                              7                                             5                       135
  136                              0                                             0                       136
  137                              0                                             0                       137
  138                              0                                             0                       138
  139                              0                                             0                       139
  140                              7                                             5                       140
  141                              0                                             0                       141
  142                              0                                             0                       142
  143                              0                                             0                       143
  144                              5                                             5                       144
  145                              0                                             0                       145
  146                              0                                             0                       146
  147                              0                                             0                       147
  148                              2                                             2                       148
  149                              0                                             0                       149
  150                              0                                             0                       150
  151                              0                                             0                       151
  152                              0                                             0                       152
  153                              7                                             5                       153
  154                              0                                             0                       154
  155                              0                                             0                       155
  156                              0                                             0                       156
  157                              5                                             5                       157
  158                             10                                             0                       158
  159                              0                                             0                       159
  160                              0                                             0                       160
  161                              5                                             5                       161
  162                              0                                             0                       162
  163                              0                                             0                       163
  164                              7                                             7                       164
  165                             15                                             0                       165
  166                              5                                             5                       166
  167                              0                                             0                       167
  168                              5                                             5                       168
  169                              0                                             0                       169
  170                              0                                             0                       170
  171                              0                                             0                       171
  172                              0                                             0                       172
  173                              0                                             0                       173
                                   0                                             0
  174                              0                                             0                       174
  175                              0                                             0                       175
  176                              0                                             0                       176
  177                              0                                             0                       177
  178                              7                                             5                       178
  179                              5                                             5                       179
 179.01                                                                                                 179.01
 179.02                                                                                                 179.02
 179.03                                                                                                 179.03
 179.04                                                                                                 179.04
 179.05                                                                                                 179.05
 179.06                                                                                                 179.06
 179.07                                                                                                 179.07
 179.08                                                                                                 179.08
 179.09                                                                                                 179.09
  180                             10                                             0                       180
  181                              0                                             0                       181
  182                              5                                             5                       182
  183                              0                                             0                       183
  184                              0                                             0                       184
  185                              0                                             0                       185
  186                             10                                            10                       186
  187                              0                                             0                       187
  188                              0                                             0                       188
  189                              7                                             5                       189
                                   5                                             5
  190                              5                                             5                       190
  191                              5                                             5                       191
  192                              0                                             0                       192
  193                              0                                             0                       193
  194                              0                                             0                       194
  195                              5                                             5                       195
  196                              0                                             0                       196
  197                              0                                             0                       197
  198                              3                                             3                       198
  199                              0                                             0                       199
  200                              0                                             0                       200
  201                              0                                             0                       201
  202                              5                                             5                       202
  203                              0                                             0                       203
  204                              0                                             0                       204
  205                              5                                             5                       205
  206                              5                                             5                       206
  207                              0                                             0                       207
  208                              0                                             0                       208
  209                              0                                             0                       209
  210                              0                                             0                       210
  211                              0                                             0                       211
  212                              0                                             0                       212
  213                              0                                             0                       213
  214                              0                                             0                       214
  215                              0                                             0                       215
  216                              0                                             0                       216
  217                             10                                            10                       217
  218                              0                                             0                       218
  219                              0                                             0                       219
  220                              5                                             5                       220
  221                              0                                             0                       221
  222                              0                                             0                       222
  223                              0                                             0                       223
  224                              0                                             0                       224
  225                              5                                             5                       225
 225.01                                                                                                 225.01
 225.02                                                                                                 225.02
  226                              0                                             0                       226
  227                              0                                             0                       227
  228                              0                                             0                       228
  229                              0                                             0                       229
  230                              5                                             5                       230
  231                              5                                             5                       231
  232                             10                                            10                       232
  233                              0                                             0                       233
  234                              5                                             5                       234
  235                              0                                             0                       235
  236                              0                                             0                       236
  237                              0                                             0                       237
  238                              5                                             5                       238
  239                             10                                            30                       239
  240                              0                                             0                       240
  241                              0                                             0                       241
  242                              0                                             0                       242
  243                              5                                             5                       243
  244                              5                                             5                       244
  245                              0                                             0                       245
  246                              0                                             0                       246
  247                              5                                             5                       247
  248                              5                                             5                       248
  249                              0                                             0                       249
  250                              0                                             0                       250
  251                              0                                             0                       251
  252                             10                                            30                       252
  253                              0                                             0                       253
  254                              5                                             5                       254
  255                              0                                             0                       255
  256                              5                                             5                       256
  257                              5                                             5                       257
  258                              5                                             5                       258
  259                              0                                             0                       259
  260                              0                                             0                       260
  261                              0                                             0                       261
  262                              0                                             0                       262
  263                              5                                             5                       263
  264                             10                                            10                       264
  265                              5                                             5                       265
  266                              0                                             0                       266
  267                              0                                             0                       267
  268                              5                                             5                       268
 268.01                                                                                                 268.01
 268.02                                                                                                 268.02
 268.03                                                                                                 268.03
  269                              0                                             0                       269
  270                              0                                             0                       270
  271                              5                                             5                       271
  272                              0                                             0                       272
  273                              0                                             0                       273
  274                              0                                             0                       274
  275                              0                                             0                       275
  276                              0                                             0                       276
  277                              5                                             5                       277
  278                              0                                             0                       278
  279                              0                                             0                       279
  280                              5                                             5                       280
  281                              5                                             5                       281
 281.01                                                                                                 281.01
 281.02                                                                                                 281.02
 281.03                                                                                                 281.03
  282                             10                                            30                       282
  283                             10                                            30                       283
  284                              0                                             0                       284
  285                              5                                             5                       285
  286                             10                                            30                       286
  287                              0                                             0                       287
  288                             10                                            30                       288
  289                              0                                             0                       289
  290                              5                                             5                       290
  291                              0                                             0                       291
  292                              0                                             0                       292
  293                             10                                            30                       293
  294                              5                                             5                       294
  295                              0                                             0                       295
  296                              5                                             5                       296
  297                              5                                             5                       297
  298                              0                                             0                       298
  299                             10                                            30                       299
  300                              0                                             0                       300
  301                              0                                             0                       301
  302                              0                                             0                       302
  303                             10                                            30                       303
  304                             10                                            30                       304
  305                             10                                            30                       305
  306                              0                                             0                       306
  307                              5                                             5                       307
  308                             10                                            30                       308
  309                             10                                            30                       309
  310                             10                                            30                       310
  311                             10                                            30                       311
  312                             10                                            30                       312
  313                              0                                             0                       313
  314                              0                                             0                       314
  315                             10                                            30                       315
  316                             10                                            30                       316
  317                             10                                            30                       317
  318                             10                                            30                       318
  319                             10                                            30                       319
  320                             10                                            30                       320
  321                             10                                            30                       321
  322                             10                                            30                       322
  323                             10                                            30                       323
  324                             10                                            30                       324
  325                             10                                            30                       325
  326                             10                                            30                       326
  327                             10                                            30                       327
  328                             10                                            30                       328
  329                             10                                            30                       329
  330                             10                                            30                       330
  331                             10                                            30                       331
  332                             10                                            30                       332
  333                             10                                            30                       333

ANNEX A-1

CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS AND MORTGAGED PROPERTIES

                                                                   ORIGINAL
 LOAN #              PREPAYMENT PROVISION (PAYMENTS)(14)(15)(16)(17)(18)(19)(20)(21)(22)(23)(24)(25)(26)(27)(28)(29)(33)
-----------------------------------------------------------------------------------------------------------------------------------

   1      LO(27),Def(89),O(4)
  1.01
  1.02
   2      LO(25),Def(92),O(3)
   3      LO(24),Def(92),O(4)
   4      LO(27),Def(90),O(3)
   5      LO(27),Def(89),O(4)
   6      LO(26),Def(87),O(7)
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7      LO(26),Def(90),O(4)
   8      LO(26),Def(34),LESSofDeforGRTRofYMor1%(56),O(4)
   9      LO(24),YM(93),O(3)
   10     LO(25),Def(57),O(2)
   11     LO(25),Def(89),O(6)
   12     LO(27),Def(89),O(4)
 12.01
 12.02
 12.03

   13     LO(38),GRTRof1%orYMorDef(80),O(2)
   14     LO(38),GRTRof1%orYMorDef(80),O(2)
   15     LO(38),GRTRof1%orYMorDef(80),O(2)
   16     LO(26),Def(91),O(3)
   17     LO(26),GRTR1%orYMorDef(90),O(4)
   18     LO(25),GRTRof1%orYM(29),O(6)
   19     LO(26),Def(88),O(6)
   20     LO(26),Def(89),O(5)
   21     LO(26),Def(92),O(2)
   22     LO(26),Def(91),O(3)
   23     LO(25),Def(91),O(4)
   24     GRTR1%orYM(116),O(4)
   25     LO(26),Def(90),O(4)
   26     LO(26),Def(90),O(4)
   27     GRTR1%orYM(116),O(4)
   28     LO(5),YM1%(20),LESSofDeforGRTRofYMor1%(22),LESSofDeforYM(11),O(2)
   29     LO(35),Def(81),O(4)
   30     LO(35),Def(81),O(4)
 30.01
 30.02
   31     LO(25),GRTRof1%orYM(91),O(4)
   32     LO(25),Def(91),O(4)
   33     LO(27),Def(29),O(4)
   34     LO(29),Def(87),O(4)
   35     LO(26),Def(90),O(4)
   36     LO(28),Def(89),O(3)
   37     LO(26),Def(90),O(4)
   38     LO(25),Def(91),O(4)
   39     LO(23),GRTRof1%orYM(57),O(4)
 39.01
 39.02
 39.03
   40     LO(46),Def(70),O(4)
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41     LO(35),Def(83),O(2)
   42     LO(27),Def(86),O(7)
   43     LO(27),Def(89),O(4)
   44     LO(26),Def(90),O(4)
   45     LO(26),Def(90),O(4)
   46     LO(25),Def(92),O(3)
   47     LO(27),Def(89),O(4)
   48     LO(24),Def(92),O(4)
   49     LO(29),Def(87),O(4)
   50     LO(27),Def(88),O(5)
   51     LO(25),Def(91),O(4)
   52     LO(35),Def(81),O(4)
   53     LO(26),Def(90),O(4)
   54     LO(25),Def(91),O(4)
   55     LO(47),YM1%(69),O(4)
   56     LO(25),Def(91),O(4)
   57     LO(26),Def(87),O(7)
 57.01
 57.02
   58     LO(25),Def(91),O(4)
   59     LO(27),GRTRof1%orYM(89),O(4)
   60     LO(36),5%(24),4%(24),3%(12),2%(12),1%(8),O(4)
   61     LO(25),Def(92),O(3)
   62     LO(25),Def(91),O(4)
   63     LO(27),Def(89),O(4)
   64     LO(26),Def(90),O(4)
   65     LO(26),Def(90),O(4)
 65.01
 65.02
   66     LO(26),Def(90),O(4)
   67     LO(27),Def(89),O(4)
   68     LO(25),Def(89),O(6)
   69     LO(26),Def(90),O(4)
   70     LO(28),Def(88),O(4)
 70.01
 70.02
 70.03
 70.04
 70.05
   71     LO(24),Def(92),O(4)
   72     LO(27),Def(33),GRTRof5%orYMorDef(12),GRTRof4%orYMorDef(12),GRTRof3%orYMorDef(12),GRTRof2%orYMorDef(12),
          GRTRof1%orYMorDef(8),O(4)
   73     GRTR1%orYM(116),O(4)
 73.01
 73.02
 73.03
   74     LO(27),Def(29),O(4)
   75     LO(27),Def(53),O(4)
   76     LO(26),Def(91),O(3)
   77     LO(26),Def(90),O(4)
   78     LO(26),Def(90),O(4)
 78.01
 78.02
   79     LO(27),Def(65),O(4)
   80     LO(26),Def(90),O(4)
          Various
   81     LO(24),Def(72),O(2)
   82     LO(24),Def(72),O(1)
   83     LO(25),Def(92),O(3)
   84     LO(36),Def(80),O(4)
   85     LO(25),Def(91),O(4)
   86     LO(27),Def(90),O(3)
 86.01
 86.02
   87     LO(11),YM1(14),LESSofDeforGRTRofYMor1%(55),O(4)
   88     LO(47),YM1%(69),O(4)
   89     LO(47),YM1%(69),O(4)
   90     LO(25),Def(91),O(4)
   91     LO(26),Def(29),O(5)
   92     LO(25),Def(91),O(4)
   93     LO(24),Def(57),O(3)
   94     LO(26),Def(90),O(4)
   95     LO(25),Def(91),O(4)
   96     LO(47),YM1%(69),O(4)
   97     LO(26),Def(90),O(4)
   98     GRTR1%orYM(116),O(4)
   99     LO(25),Def(91),O(4)
  100     LO(26),Def(90),O(4)
  101     LO(24),Def(57),O(3)
  102     GRTR1%orYM(116),O(4)
  103     LO(26),Def(90),O(4)
  104     LO(26),GRTR1%orYMorDef(71),O(4)
  105     GRTR1%orYM(59),O(61)
  106     LO(25),Def(92),O(3)
  107     LO(28),Def(88),O(4)
  108     LO(27),Def(89),O(4)
  109     LO(27),Def(89),O(4)
  110     LO(35),Def(21),O(4)
  111     LO(25),Def(17),DEFor3%(6),DEFor2%(9),O(3)
  112     LO(26),Def(90),O(4)
  113     LO(35),Def(81),O(4)
  114     GRTR1%orYM(116),O(4)
  115     LO(25),Def(92),O(3)
  116     LO(35),GRTR1%orYMorDef(81),O(4)
 116.01
 116.02
 116.03
  117     LO(24),GRTRof1%orYM(93),O(3)
  118     LO(35),Def(81),O(4)
  119     LO(26),Def(90),O(4)
  120     LO(25),Def(91),O(4)
  121     LO(26),Def(90),O(4)
 121.01
 121.02
  122     LO(26),Def(90),O(4)
  123     LO(35),Def(81),O(4)
  124     LO(35),Def(81),O(4)
  125     LO(24),Def(95),O(1)
  126     LO(27),Def(86),O(7)
  127     LO(26),Def(91),O(3)
  128     LO(47),YM1%(69),O(4)
  129     LO(26),Def(90),O(4)
  130     GRTR1%orYM(116),O(4)
  131     LO(47),YM1%(69),O(4)
  132     LO(47),YM1%(69),O(4)
  133     LO(25),Def(91),O(4)
  134     LO(27),Def(86),O(7)
  135     LO(47),YM1%(69),O(4)
  136     LO(26),Def(91),O(3)
  137     LO(27),Def(89),O(4)
  138     LO(27),Def(89),O(4)
  139     LO(27),Def(89),O(4)
  140     LO(47),YM1%(69),O(4)
  141     LO(27),Def(89),O(4)
  142     LO(25),Def(92),O(3)
  143     LO(25),Def(92),O(3)
  144     LO(35),Def(78),O(7)
  145     LO(26),Def(91),O(3)
  146     LO(26),Def(90),O(4)
  147     LO(26),Def(92),O(2)
  148     LO(26),YM(91),O(3)
  149     LO(25),Def(91),O(4)
  150     LO(26),Def(91),O(3)
  151     LO(25),Def(91),O(4)
  152     LO(26),Def(87),O(7)
  153     LO(47),YM1%(69),O(4)
  154     LO(26),Def(87),O(7)
  155     LO(26),Def(90),O(4)
  156     LO(27),Def(89),O(4)
  157     GRTR1%orYM(59),O(61)
  158     LO(27),Def(89),O(4)
  159     LO(25),Def(92),O(3)
  160     LO(26),Def(90),O(4)
  161     LO(27),Def(89),O(4)
  162     LO(26),Def(90),O(4)
  163     LO(26),Def(90),O(4)
  164     LO(24),Def(71),O(25)
  165     LO(26),Def(90),O(4)
  166     LO(27),Def(89),O(4)
  167     LO(28),Def(88),O(4)
  168     LO(27),Def(89),O(4)
  169     LO(26),Def(90),O(4)
  170     LO(26),Def(93),O(1)
  171     LO(27),Def(89),O(4)
  172     LO(25),Def(91),O(4)
  173     LO(25),Def(91),O(4)
          LO(27),Def(89),O(4)
  174     LO(27),Def(89),O(4)
  175     LO(27),Def(89),O(4)
  176     LO(26),Def(91),O(3)
  177     LO(27),Def(89),O(4)
  178     LO(47),YM1%(69),O(4)
  179     LO(48),GRTR1%orYMorDef(68),O(4)
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180     LO(27),Def(89),O(4)
  181     LO(25),Def(91),O(4)
  182     LO(26),Def(91),O(3)
  183     LO(26),Def(90),O(4)
  184     LO(26),Def(30),O(4)
  185     LO(60),LESSofDeforGRTRofYMor1%(56),O(4)
  186     LO(25),Def(91),O(4)
  187     LO(26),Def(90),O(4)
  188     LO(26),Def(90),O(4)
  189     LO(47),YM1%(69),O(4)
          GRTR1%orYM(116),O(4)
  190     GRTR1%orYM(116),O(4)
  191     GRTR1%orYM(116),O(4)
  192     LO(26),Def(91),O(3)
  193     LO(25),Def(91),O(4)
  194     LO(26),Def(90),O(4)
  195     LO(26),Def(91),O(3)
  196     LO(26),Def(90),O(4)
  197     YM(117),O(3)
  198     LO(26),Def(90),O(4)
  199     LO(26),Def(33),YM5%(12),YM4%(12),YM3%(12),YM2%(12),YM1%(9),O(4)
  200     LO(26),Def(90),O(4)
  201     LO(26),Def(93),O(1)
  202     LO(28),Def(88),O(4)
  203     LO(26),Def(90),O(4)
  204     LO(27),Def(89),O(4)
  205     LO(28),Def(88),O(4)
  206     LO(27),Def(91),O(2)
  207     LO(26),Def(90),O(4)
  208     LO(26),Def(91),O(3)
  209     LO(26),Def(91),O(3)
  210     LO(27),Def(89),O(4)
  211     LO(27),Def(86),O(7)
  212     LO(27),Def(86),O(7)
  213     LO(25),Def(91),O(4)
  214     LO(27),LESSofDeforGRTRofYMor1%(29),O(4)
  215     LO(25),Def(92),O(3)
  216     LO(25),Def(91),O(4)
  217     GRTR1%orYM(116),O(4)
  218     LO(27),Def(89),O(4)
  219     LO(27),Def(31),O(2)
  220     GRTR1%orYM(59),O(61)
  221     LO(59),LESSofDeforGRTRofYMor3%(12),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(33),O(4)
  222     LO(25),Def(91),O(4)
  223     LO(26),Def(93),O(1)
  224     LO(25),Def(32),O(3)
  225     LO(26),Def(90),O(4)
 225.01
 225.02
  226     LO(25),Def(94),O(1)
  227     LO(26),Def(90),O(4)
  228     LO(25),Def(92),O(3)
  229     LO(27),Def(89),O(4)
  230     LO(27),Def(88),O(5)
  231     LO(25),Def(92),O(3)
  232     LO(28),Def(89),O(3)
  233     LO(26),Def(93),O(1)
  234     LO(27),Def(88),O(5)
  235     LO(26),Def(90),O(4)
  236     LO(27),Def(89),O(4)
  237     LO(27),Def(89),O(4)
  238     LO(26),Def(151),O(3)
  239     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  240     LO(26),Def(90),O(4)
  241     LO(27),Def(89),O(4)
  242     LO(26),Def(90),O(4)
  243     LO(27),Def(90),O(3)
  244     LO(28),Def(52),O(4)
  245     LO(26),Def(90),O(4)
  246     LO(27),Def(89),O(4)
  247     LO(27),Def(88),O(5)
  248     GRTR1%orYM(116),O(4)
  249     LO(25),Def(91),O(4)
  250     LO(27),Def(89),O(4)
  251     LO(27),Def(89),O(4)
  252     3%(35), 2%(36), 1%(36), O(253)
  253     LO(26),Def(90),O(4)
  254     LO(27),Def(88),O(5)
  255     LO(26),Def(90),O(4)
  256     GRTR1%orYM(116),O(4)
  257     GRTR5%orYM(176),O(4)
  258     YM(116),O(4)
  259     LO(27),Def(89),O(4)
  260     LO(26),Def(90),O(4)
  261     LO(24),Def(92),O(4)
  262     LO(25),Def(93),O(2)
  263     LO(35),GRTR1%orYMorDef(81),O(4)
  264     LO(28),Def(89),O(3)
  265     YM(116),O(4)
  266     LO(27),Def(89),O(4)
  267     LO(25),Def(91),O(4)
  268     LO(25),GRTR1%orYMorDef(91),O(4)
 268.01
 268.02
 268.03
  269     LO(26),Def(90),O(4)
  270     LO(27),Def(89),O(4)
  271     LO(35),Def(81),O(4)
  272     LO(27),Def(89),O(4)
  273     LO(27),Def(89),O(4)
  274     LO(26),Def(90),O(4)
  275     LO(26),Def(90),O(4)
  276     LO(27),Def(89),O(4)
  277     LO(35),Def(81),O(4)
  278     LO(27),Def(89),O(4)
  279     LO(27),Def(89),O(4)
  280     LO(35),YM1(4),GRTR1%orYMorDef(77),O(4)
  281     LO(25),GRTR1%orYMorDef(91),O(4)
 281.01
 281.02
 281.03
  282     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  283     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(61)
  284     LO(26),Def(91),O(3)
  285     YM(116),O(4)
  286     3%(35), 2%(36), 1%(36), O(253)
  287     LO(27),Def(90),O(3)
  288     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(61)
  289     LO(25),Def(91),O(4)
  290     LO(35),Def(81),O(4)
  291     LO(26),Def(90),O(4)
  292     LO(26),Def(90),O(4)
  293     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  294     LO(35),Def(81),O(4)
  295     LO(27),Def(89),O(4)
  296     LO(35),Def(81),O(4)
  297     LO(35),Def(81),O(4)
  298     LO(28),Def(88),O(4)
  299     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  300     LO(26),Def(90),O(4)
  301     LO(24),Def(93),O(3)
  302     LO(60),LESSofDeforGRTRofYMor1%(56),O(4)
  303     3%(35), 2%(36), 1%(36), O(253)
  304     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  305     3%(35), 2%(36), 1%(36), O(253)
  306     LO(60),LESSofDeforGRTRofYMor3%(11),LESSofDeforGRTRofYMor2%(12),LESSofDeforGRTRofYMor1%(33),O(4)
  307     LO(35),Def(81),O(4)
  308     3%(35), 2%(36), 1%(36), O(253)
  309     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(61)
  310     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  311     3%(35), 2%(36), 1%(36), O(253)
  312     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  313     LO(26),Def(90),O(4)
  314     LO(26),Def(90),O(4)
  315     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  316     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  317     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  318     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(61)
  319     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  320     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  321     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  322     5%(23), 4%(24), 3%(24), 2%(24), 1%(24), O(61)
  323     3%(35), 2%(36), 1%(36), O(253)
  324     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  325     3%(35), 2%(36), 1%(36), O(253)
  326     3%(35), 2%(36), 1%(36), O(253)
  327     3%(35), 2%(36), 1%(36), O(253)
  328     3%(35), 2%(36), 1%(36), O(253)
  329     3%(35), 2%(36), 1%(36), O(253)
  330     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  331     3%(35), 2%(36), 1%(36), O(226)
  332     LO(59), 5%(12), 4%(12), 3%(12), 2%(12), 1%(12), O(241)
  333     3%(35), 2%(36), 1%(36), O(253)

              UPFRONT           UPFRONT         UPFRONT        UPFRONT          UPFRONT           UPFRONT
            ENGINEERING          CAPEX           TI/LC          RE TAX           INS.              OTHER
 LOAN #     RESERVE ($)       RESERVE ($)      RESERVE ($)   RESERVE ($)      RESERVE ($)       RESERVE ($)
--------------------------------------------------------------------------------------------------------------

   1                          60,000,000                      3,539,035         987,198         590,000,000
  1.01
  1.02
   2                             9,249                        1,103,388         56,154
   3                                                           516,571          230,460
   4
   5         1,000,000                         3,301,480
   6         1,700,000          700,000        1,400,000                        55,000           1,580,000
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7
   8
   9
   10                                                          207,322          87,353
   11                                                                            5,275           5,176,000
   12                                           323,208        363,165          36,730           5,057,000
 12.01
 12.02
 12.03

   13                                                                           50,412
   14                                                                           52,247
   15                                                                           37,322
   16                                                          178,359          94,000
   17                         10,000,000
   18                           11,042          16,083         211,750           5,192
   19
   20                                                          231,013          30,769
   21                                                          219,384           7,083           1,236,000
   22                                                          164,692           5,078
   23                                                          127,235          86,897            65,694
   24                                           12,500
   25                           250,000         405,000        176,131          80,967
   26         51,250                                            55,213           3,401             5,000
   27         45,500             8,470                         104,961
   28                                                          207,707          25,257
   29                                                           37,720
   30
 30.01
 30.02
   31                                                                                             952,749
   32
   33                                                           47,188           5,787
   34                                                          120,435          11,461            170,271
   35                                                                            9,824
   36                           742,500                         90,114          11,381            977,000
   37                                                          278,958
   38                                                                                             122,967
   39                                                                            7,403
 39.01
 39.02
 39.03
   40                                                                                             685,000
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41                           250,000                         28,744           6,487
   42                           430,000         169,000         77,623           7,986            97,667
   43                                           735,000         84,056                            192,667
   44                                                           18,261          35,278            658,450
   45
   46                             978
   47         47,500
   48          3,750                                            30,888          18,532           2,864,480
   49
   50           625                                             95,790          10,000
   51                                                           17,191          63,027
   52            0                 0            214,186         36,300           8,782
   53         31,306            27,676          365,000         3,607           55,793               0
   54                                                           22,000           8,600            22,000
   55                                                           10,496
   56                                                           4,000
   57         173,500                                           15,379           8,731
 57.01
 57.02
   58                                                           67,951          14,639            22,500
   59         18,750                                            41,128          12,243
   60                                                           58,314
   61                                                           46,055           9,650           2,397,926
   62         102,678           260,750                                          7,914
   63
   64
   65          1,250                            500,000        217,999           8,934
 65.01
 65.02
   66                                                          116,592
   67                                           550,000                                           556,648
   68          4,750                            180,000         11,520           4,312            89,100
   69                                                                                             500,000
   70                                                                           70,742            12,453
 70.01
 70.02
 70.03
 70.04
 70.05
   71                                                           51,110          46,820            400,000
   72         52,650                                            27,090          92,959
   73                            1,769
 73.01
 73.02
 73.03
   74         214,375                                           66,318          18,673
   75                                                          160,051           8,242           1,806,375
   76                            2,688                                          35,255             3,000
   77                                                                           16,023            400,000
   78         110,000                                          193,382                            750,000
 78.01
 78.02
   79                                           500,000         71,360           8,660
   80          3,750                                            38,163                            33,634

   81
   82
   83                                                           32,446          23,505
   84         23,000                                            60,635          14,000
   85
   86                                                           35,860          15,056            415,000
 86.01
 86.02
   87         16,813                                            33,000
   88                                                           46,598
   89                                                           34,439
   90                                                           32,262           7,021            75,500
   91         10,000                            150,000                         23,708
   92                                           250,000                           771
   93                            1,028           2,500         100,705                            72,014
   94                                                                                              5,000
   95                                           120,000         10,500           6,013
   96                                                           35,216
   97          1,250                            34,820          37,997                            26,877
   98                                                           82,375           7,433
   99         37,500                                           136,535          64,116
  100         12,500                                            30,839          18,668             4,625
  101                                                           15,472                            64,034
  102                             411            1,250          7,590           36,565            205,412
  103
  104
  105                                                           41,064
  106                                                                                             104,971
  107                           12,775                          85,000          13,250
  108                                                           5,582            2,778
  109
  110                           49,104          180,000         79,463          19,104
  111         133,125                                           79,856          25,904           1,054,810
  112                           36,000          200,000         21,745           1,608            500,000
  113                                                          211,167          13,842
  114                                                           26,690           6,696
  115          4,688                                            20,064           2,964
  116
 116.01
 116.02
 116.03
  117                                                           60,686           3,004
  118                                           144,000         59,084           3,768            210,000
  119                                                           53,738           5,812           1,000,000
  120                                                           55,730           9,468
  121                           274,375          8,333         140,521
 121.01
 121.02
  122                                                           33,393           4,574
  123                                           100,000                          6,198
  124                                                           30,978            806
  125         15,250            167,000                         26,806          12,650
  126                           25,000          200,000         31,625           2,445
  127                                                           5,515
  128                                                           20,876
  129                           45,000          100,000         23,336          27,557            484,783
  130                             800                           5,040           55,000
  131                                                           28,889
  132                                                           21,039
  133                                                           29,989          11,830            137,250
  134                                                           7,508
  135                                                           20,190
  136                                                           11,549           1,613
  137                                                           20,393          12,310
  138                                                           80,000           6,500
  139                                                           8,156            3,294            200,000
  140                                                           22,783
  141
  142                                                           36,161           3,406
  143                                                           28,841           5,777
  144         19,894                                            16,304           6,292
  145                                                           31,602           7,755
  146
  147         366,295                                           9,999            9,193           1,100,000
  148                                                           5,433            4,996
  149                                                           64,614           3,266
  150                           500,000                         10,761           6,533
  151                                                           13,289           6,979            62,500
  152                                                           20,537                           1,500,000
  153                                                           14,891
  154
  155         34,604                                            16,380           3,103           1,000,000
  156          5,000                                            18,276           6,315
  157
  158                                                                            3,301
  159                                                           8,313            2,500
  160                                                           19,072          12,315            300,000
  161                           77,199
  162          4,500                                            17,863           5,393
  163                                                           29,974           4,881
  164
  165
  166                           400,000                         15,531
  167         17,000
  168                                           12,000          11,589          18,140
  169
  170                                                           15,417          31,177            16,000
  171                             571            3,331          16,844           5,302
  172                           50,000                          35,700           9,237            50,000
  173                                                           8,418             986             200,000
               5,000                                            7,465            6,091
  174                                                           3,531            3,028
  175          5,000                                            3,934            3,063
  176          9,125                                            8,630           50,263
  177         11,264                                           114,000          10,500            200,000
  178                                                           16,381
  179                                                                                             250,000
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180                                                           7,845           18,000
  181                                                           11,816           4,898            650,000
  182                            1,035                          28,841           3,846
  183                                                           13,819           5,998
  184                                                           32,522           3,390
  185                                                           21,639           2,655
  186                                                                                             101,925
  187                                                           37,226                            380,000
  188                                                           12,642           3,125
  189                                                           18,086
                                  76                            15,745            611
  190                                                           13,165
  191                             76                            2,580             611
  192                                                           37,143          26,996            354,750
  193                                                           3,153
  194                                                           2,296
  195                             712            2,083          81,797
  196                                                           27,257           2,442
  197                                                           17,703           1,984            129,964
  198                                                           30,556          17,176
  199                                                           22,890          102,033
  200                                                           11,500           3,637            120,000
  201                                                           40,183          139,584
  202                                                                                             24,791
  203                                                           73,458           3,100             5,000
  204         13,688                            100,000         17,516          31,749
  205                                                                                             157,325
  206                                                                                             25,000
  207                                           50,000
  208                                                                                             37,405
  209
  210                                                           12,108           7,997            559,855
  211                                                           2,671
  212                                                           2,689
  213                                           60,000
  214         15,619                            50,000          2,095                             26,438
  215         18,125                                            9,450            1,558
  216
  217                             387            2,491          19,495           2,566
  218                                                           20,835           7,944
  219                                                           16,199           3,328
  220
  221                                                           5,172           13,048            104,228
  222                                                           14,547           2,073
  223                                                                            1,980
  224         56,250                                            17,281          13,001            100,000
  225                                           300,000         6,283            9,452
 225.01
 225.02
  226                                                           11,921           6,676
  227                             366            1,466          7,767            5,386            430,000
  228                                                           21,367           3,515
  229         18,250            188,000                         18,126           9,199            30,000
  230
  231                            7,608          30,000
  232                            3,033                          30,003          13,669
  233                                           27,500          27,728            658             129,562
  234                                            1,420
  235         11,100              446            2,500          37,698           5,815
  236                             187
  237         38,206                                            6,511            2,471            100,000
  238                                                                                             33,277
  239                                                                            1,434
  240                                                                            1,131            17,500
  241                             187
  242                                                           8,162            3,483
  243                             159             490           1,434            1,015            50,000
  244                                                                            1,619            18,174
  245                                                           7,250            1,325
  246                                                           3,497            9,596
  247
  248                                                           40,728
  249                                                           19,782           3,358
  250          8,050                                            4,320             952
  251                                                           5,349             532
  252                                                           19,482           1,710
  253                                                           15,153           4,203
  254
  255           938                                             9,929            8,546
  256                                                           2,946            4,206
  257
  258
  259                                                           10,180           6,982
  260                                           50,000          4,873            8,500
  261                           10,000          44,000                           2,493
  262         52,813                                            4,819            9,695            135,000
  263                                                           3,826            2,210
  264                            2,411                          20,936           9,447            150,000
  265
  266                                                           10,839           2,115
  267                                                           9,379            1,689            12,500
  268
 268.01
 268.02
 268.03
  269                                                           4,944             593             28,548
  270                                                           10,763            391
  271                                                           3,402            2,256            75,955
  272
  273
  274                                                           6,217            2,983
  275                                                           8,995            3,900
  276                             187
  277         19,225                                                             1,021
  278
  279                                                                            1,824
  280                                                           2,286            2,880
  281
 281.01
 281.02
 281.03
  282                                                           10,007           1,497
  283                                                           26,697            659
  284           625                                             21,999          19,050
  285                                            1,167
  286                                                           14,317           1,397
  287                                                                             443
  288
  289                           23,275                          24,524
  290                                                           4,302             362
  291                            1,950           9,753          15,916            201
  292                                                           9,849            1,924
  293                                                           5,144             951
  294                                                           29,371           7,642
  295                                                           3,951             485             14,380
  296         14,250                                            10,124           4,480
  297                                                           3,866            1,977
  298         12,000                                            2,471             319             67,500
  299                                                           20,311           1,833
  300                                           50,000          3,349            1,973
  301                                           75,000          4,107             770              8,974
  302                                           25,000          2,259             784
  303                                                           4,780
  304                                                           2,580            1,146
  305                                                           10,808            917
  306                            1,296                          15,680           1,149
  307                                                           6,704             502
  308                                                           8,516            1,913
  309                                                           14,614            455
  310                                                           3,954             732
  311                                                           9,486             577
  312                                                           3,084            1,230
  313                                           25,000          7,905             370
  314                                                            908              631
  315                                                           4,375             517
  316                                                           7,039            1,933
  317                                                           1,519             711
  318                                                           7,326             482
  319                                                           17,617           1,558
  320                                                           5,919            4,728
  321                                                           7,907             769
  322                                                           5,583             246
  323                                                           6,708             555
  324                                                           1,300
  325                                                           8,276            5,538
  326                                                           9,583            3,203
  327                                                           4,567             633
  328                                                           7,187            1,696
  329                                                           2,898             231
  330                                                           1,787             501
  331
  332                                                            731              435
  333

                                                          UPFRONT
                                                           OTHER
 LOAN #                                             RESERVE DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------

   1       General Reserve (190,000,00), Debt Service Reserve (400,000,000)
  1.01
  1.02
   2
   3
   4
   5
   6       International Paper ($1,000,000.00); Zomax ($400,000.00); Exel ($180,000.00)
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7
   8
   9
   10
   11      Special Earnout LOC
   12      Earnout ($3,500,000.00); Free Rent Reserve($307,000.00); Special Rollover Reserve & Occupancy Reserve ($1,250,000.00)
 12.01
 12.02
 12.03

   13
   14
   15
   16
   17
   18
   19
   20
   21      Mesaba Reserve (436,000), Rent Reserve (800,000)
   22
   23      Upfront leasing for Bavarian Wealth Management ($7,343), Haley & McKee ($39,680), Irvin and Orihuela ($9,077), SYSCOM
           ($3,834), and U.S. Security & Associates, Inc. ($5,760).
   24
   25
   26      Kohl's Estoppel Holdback
   27
   28
   29
   30
 30.01
 30.02
   31      Occupancy Reserve (142,749), Hartford Occupancy Reserve (750,000), Utica Mutual Reserve (60,000)
   32
   33
   34      Debt Service Reserve
   35
   36      Optimus Cash Collateral Reserve ($277,000); Debt Service Reserve ($700,000)
   37
   38      Debt Service Reserve
   39
 39.01
 39.02
 39.03
   40      Debt Service / Franchise Tenant Rent Impound
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41
   42      Initial Holdback Reserve
   43      Amgen Rental Reserve; PST Rental Reserve
   44      Free Rent Reserve - Steve and Barry's (391,532); Steve and Barry's Tenant Improvement Reserve ($214,380); JC Penney
           Tenant Improvement Reserve ($28,140); PACSUN Tenant Improvement Reserve ($24,397.50)
   45
   46
   47
   48      Rite Aid TI Obligation ($1,554,480), Rite Aid Leasing Commission ($35,000), Rite Aid Rent Reserve ($275,000), Food 4
           Less Holdback ($1,000,000)
   49
   50
   51
   52
   53
   54      Environmental Holdback
   55
   56
   57
 57.01
 57.02
   58      PIP Reserve
   59
   60
   61      Stabilization Escrow (265,926.17); Holdback Escrow (2,132,000.00)
   62
   63
   64
   65
 65.01
 65.02
   66
   67      Rent Reserve Escrow ($110,778.42); Outstanding TI/LC Reserve ($445,869.75)
   68      Ground Rent Escrow
   69      Holdback Reserve LOC
   70      Lotus Reserve (4,440.00); ZLB Reserve (8,013.00)
 70.01
 70.02
 70.03
 70.04
 70.05
   71      Lease Up Escrow
   72
   73
 73.01
 73.02
 73.03
   74
   75      PIP Reserve ($1,800,000); Environmental Reserve ($6,375)
   76       Alternate FSR Deposit
   77      Xtreme Karting Occupancy Reserve
   78      Holdback
 78.01
 78.02
   79
   80      Ground Rent Escrow

   81
   82
   83
   84
   85
   86      DSCR Holdback (400,000.00); Insurance Holdback (15,000.00)
 86.01
 86.02
   87
   88
   89
   90      PIP Reserve
   91
   92
   93      Occupancy Escrow (72,014.00)
   94      Mold O/M Escrow
   95
   96
   97      Free Rent Reserve
   98
   99
  100      Environmental Remediation Reserve
  101      Finish Escrow (43,612.50); Occupancy Escrow (20,421.00)
  102      Lease Up Holdback Escrow (143,400.00); FedEx Holdback Escrow (37,974.00); Occupancy Holdback Escrow (27,038.00)
  103
  104
  105
  106      Rent Holdback
  107
  108
  109
  110
  111      Unsatisfied Judgement ($20,000); Holdback ($1,034,810)
  112      Lease Up Reserve
  113
  114
  115
  116
 116.01
 116.02
 116.03
  117
  118      Rent Holdback impound
  119      Holdback Reserve ($500,000); Leasing Holdback Reserve ($500,000)
  120
  121
 121.01
 121.02
  122
  123
  124
  125
  126
  127
  128
  129      Princetion Lease Rent Reserve ($203,947); Steak n' Shake Lease Allowance Reserve ($280,836)
  130
  131
  132
  133      PIP Reserve
  134
  135
  136
  137
  138
  139      PIP Reserve
  140
  141
  142
  143
  144
  145
  146
  147      Performance Holdback
  148
  149
  150
  151      PIP Reserve
  152      Albertson's Reserve
  153
  154
  155      Occupancy Reserve LOC
  156
  157
  158
  159
  160      $300,000 Holdback
  161
  162
  163
  164
  165
  166
  167
  168
  169
  170      Occupancy Reserve
  171
  172      GQ Menswear Holdback
  173      Holdback Reserve

  174
  175
  176
  177      Sports Authority Lease LOC
  178
  179      Deductible Impound
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180
  181      Holdback
  182
  183
  184
  185
  186      Rent Reserve Escrow (50,625.00); Lease Security Deposit (51,300.00)
  187      PIP Reserve (350,000.00), Seasonality Reserve (30,000)
  188
  189

  190
  191
  192      Franchise Expense Reserve
  193
  194
  195
  196
  197      Navona Antiques Collateral Reserve
  198
  199
  200      Dollar General Space Reserve
  201
  202      Debt Service Reserve
  203      Temporary CO Reserve
  204
  205      Tenant Improvements Allowance Reserve
  206      Tenant Estoppel Reserve
  207
  208      Debt Service Reserve (22,405.12), Holdback Reserve (15,000)
  209
  210      4 Paws Holdback Funds (19,855.00); Holdback Funds (540,000.00)
  211
  212
  213
  214      Weatherford Rent Holdback
  215
  216
  217
  218
  219
  220
  221      Debt Service Reserve
  222
  223
  224      Insurance Deductible Reserve
  225
 225.01
 225.02
  226
  227      Holdback Reserve
  228
  229      Environmental Reserve
  230
  231
  232
  233      Tenant Occupancy Reserve (36,866.26), Vacancy Reserve (61,903), Edible Arrangements Reserve (15,100.33), Honey Baked
           Ham Reserve (15,692.33)
  234
  235
  236
  237      Holdback
  238      Rent Holdback Escrow
  239
  240      Cucina Reserve
  241
  242
  243      Rent Holdback
  244      Debt Service Reserve
  245
  246
  247
  248
  249
  250
  251
  252
  253
  254
  255
  256
  257
  258
  259
  260
  261
  262      Occupancy Reserve
  263
  264      Holdback Escrow
  265
  266
  267      Ground Rent Escrow
  268
 268.01
 268.02
 268.03
  269      Rome/Avalar Holdback Reserve
  270
  271      Discounted Rent Letter of Credit/Cash Lease Impound
  272
  273
  274
  275
  276
  277
  278
  279
  280
  281
 281.01
 281.02
 281.03
  282
  283
  284
  285
  286
  287
  288
  289
  290
  291
  292
  293
  294
  295      Holdback for Laser Smooth Rent
  296
  297
  298      Holdback
  299
  300
  301      Debt Service Reserve
  302
  303
  304
  305
  306
  307
  308
  309
  310
  311
  312
  313
  314
  315
  316
  317
  318
  319
  320
  321
  322
  323
  324
  325
  326
  327
  328
  329
  330
  331
  332
  333

                        MONTHLY                              MONTHLY                                      MONTHLY
                         CAPEX                                CAPEX                                        TI/LC
 LOAN #               RESERVE ($)                        RESERVE CAP ($)                                RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------------

   1                    234,000
  1.01
  1.02
   2                     9,249
   3                    38,750
   4             4 % of Gross Revenue
   5             6,670.00 (Springing)                        240,105                               25,948.00 (Springing)
   6                                                          13,882
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7
   8
   9                    12,592
   10                    6,153                                                                             15,417
   11                    2,049
   12                    5,349                               192,564                                       35,654
 12.01
 12.02
 12.03

   13                    7,166
   14                    7,066
   15                    5,999
   16
   17
   18                   11,042                               500,000                                       16,083
   19
   20                    3,118                               187,000                                       23,076
   21                    4,827                                                                             23,886
   22                    3,867
   23                    7,500                                                                             34,000
   24            3,916.67 (Springing)                                                 12,500.00 (until an Investment Grade Event
                                                                                         or Cash Flow Sweep Suspension Event)
   25                                                        250,000
   26
   27                    8,470                               304,920
   28
   29                    4,306                               103,340                                       11,820
   30        4% of Monthly Gross Revenues         Trailing 12 Months Collections
 30.01
 30.02
   31                    4,784                                                                             10,250
   32
   33
   34
   35
   36                                                                                                      20,833
   37
   38                    1,162
   39                    8,806                               105,670
 39.01
 39.02
 39.03
   40
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41
   42
   43                    1,989                                95,482
   44                    4,479                                60,000                                       10,417
   45
   46                     978                                 35,211
   47                    8,167
   48                    1,587
   49
   50                    2,353                                                                             12,500
   51                   10,146                               243,500
   52                    2,020                                  0                                          4,700
   53                    1,304                                  0                                            0
   54                  5,153.13                                                                            3,147
   55
   56                    2,200                                52,800
   57                    7,417
 57.01
 57.02
   58                   13,700
   59                    5,663
   60
   61      564.33 (Commencing in February 2013)               13,544                        564.33 (Commencing in February 2013)
   62
   63
   64                    1,601                                                                             5,337
   65                    3,482                               250,000
 65.01
 65.02
   66
   67                    1,641                                78,770
   68                    1,400                                                                             7,600
   69
   70                    4,345                                                                             20,833
 70.01
 70.02
 70.03
 70.04
 70.05
   71            1,000.00 (Springing)                         24,000                                1,000.00 (Springing)
   72                   14,625
   73                    1,769                                42,456               300,000.00 (Springing, one-time deposit one year
                                                                                   prior to expiration of lease for Nationwide
                                                                                                        property)
 73.01
 73.02
 73.03
   74                    3,542
   75
   76                    2,688                                96,750
   77                    2,660
   78                    7,375                               265,500
 78.01
 78.02
   79                    1,712
   80                    1,505                                54,000                                       3,763

   81
   82
   83      2,375.00 (Commencing on 3/1/2010)                  85,600                          400.00 (Commencing on 3/1/2010)
   84                     967                                                                              6,851
   85                                                                                                      1,656
   86            3,933.00 (Springing)
 86.01
 86.02
   87                    4,130
   88
   89
   90                   10,361
   91                    2,010                                                                             8,333
   92                    1,274                                61,159                                       13,750
   93                    1,028                                37,008                                       2,500
   94                    1,886                                67,896                                5,693.00 (Springing)
   95                    2,413
   96
   97                    1,554                                55,000                                       6,293
   98
   99
  100                    4,410                                                                             6,968
  101
  102                     411                                                                              1,250
  103            1,497.00 (Springing)                         53,892                                3,851.00 (Springing)
  104                    2,063                                49,513                                       5,492
  105            1,892.00 (Springing)
  106
  107                    3,400
  108
  109
  110                                                         49,104
  111                    1,676
  112                    1,491                                36,000
  113                    4,000
  114
  115                    1,415
  116
 116.01
 116.02
 116.03
  117                     468
  118                     668                                 8,013                                        3,647
  119                    1,111                                26,700
  120                     541                                                                              2,327
  121                    1,132
 121.01
 121.02
  122                     317                                                                              2,112
  123
  124                    1,245                                20,000
  125                    4,280                               260,000                                       12,426
  126                     876                                 31,512                                       7,063
  127                     781
  128
  129                    1,845                                                                             9,226
  130                     800                                                                   2,083.33 (starting 1/1/2010)
  131
  132
  133                    9,594
  134
  135
  136                     586                                                                              2,526
  137                    1,006                                                                             3,180
  138                     147                                 5,286                                        2,526
  139                   11,999
  140
  141
  142                     750
  143                   16,680
  144                     545                                 32,680                                       2,710
  145                     566                                                                              1,668
  146
  147                    4,667
  148                    6,113
  149                    2,833
  150                                                        500,000
  151                    8,380
  152                     965                                 34,742                                       4,060
  153
  154
  155                     700                                 25,200                                       2,500
  156
  157            1,812.00 (Springing)
  158                    2,000                                48,000
  159                    5,988
  160                     378                                                                               634
  161                    2,753
  162                     723                                                                              2,894
  163
  164
  165                    8,126
  166                    7,047
  167                   11,718                               421,830
  168                     915                                 32,940                                       12,000
  169
  170                     827                                                                              2,067
  171                     285                                                                              1,665
  172                    2,964                               140,000                                       1,934
  173
                         2,466                                88,764
  174                    1,208                                43,494
  175                    1,258                                45,270
  176                    9,277
  177                     263                                                                              2,631
  178
  179
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180                    6,153
  181                     210                                                                              1,365
  182                    1,035
  183                     712                                 25,650
  184
  185                     375                                 13,500
  186             506.25 (Springing)
  187                    2,976
  188                     459                                 22,016                                       2,712
  189
                          451
  190                     375
  191                     76
  192                    5,364
  193
  194                     577                                 20,000                                       2,164
  195                     712                                 25,641                                       2,083
  196                     282                                                                               939
  197                     86                                                                                432
  198                    3,083
  199                     833                                                                              3,611
  200                     898                                                                              5,000
  201                     847                                                                              6,257
  202
  203                     883                                                                               833
  204                                                                                                      4,590
  205                                                                                                       628
  206
  207                     244                                                                               946
  208
  209
  210                     242                                                                               808
  211
  212
  213                     178                                 6,390                                        1,250
  214                     969                                                                              2,000
  215                    5,261
  216
  217                     387                                                                              2,490
  218                    1,243
  219                     530
  220             725.00 (Springing)
  221                                                                                                       900
  222
  223                     184
  224                    2,250
  225                     258
 225.01
 225.02
  226                     360
  227                     183                                 6,500                                         733
  228                    1,447                                                                             4,167
  229                    2,633
  230
  231             317.00 (Springing)                          7,608                                 1,886.00 (Springing)
  232                    3,033                               109,203
  233
  234                                                                                                      1,420
  235                     446                                 16,055                                       2,500
  236                     93
  237                    2,604                                93,750
  238
  239
  240                     308                                                                              1,669
  241                     93
  242
  243                     159                                 5,725                                         490
  244                     350
  245
  246                     617
  247
  248
  249                     526                                 18,940                                       1,710
  250                     183                                 10,000                                        457
  251
  252
  253                     667
  254
  255                    1,563
  256             143.00 (Springing)
  257
  258
  259                     501
  260                     193
  261                     128                                 10,000                                        638
  262                     396                                                                              1,250
  263
  264                    2,411                                86,778
  265
  266                     500                                 18,000
  267                     299                                                                              1,750
  268
 268.01
 268.02
 268.03
  269                     127                                 4,500                                         634
  270                     154                                                                               769
  271
  272                                                                                                      1,667
  273                     327
  274
  275                     266                                 15,980                                       1,394
  276                     93
  277                    1,650                                54,000
  278                     155                                 9,286
  279
  280
  281
 281.01
 281.02
 281.03
  282
  283
  284                     938
  285                                                                                                      1,167
  286
  287                     100                                                                               603
  288
  289                    1,021                                36,756
  290                     205                                                                               558
  291                     81                                                                                406
  292                     222                                 13,310                                       1,485
  293
  294                     752                                 24,000
  295                     63                                                                                626
  296                     966                                 30,000
  297                     479                                                                               745
  298                     107
  299
  300                     52                                                                                346
  301                     188                                 6,750                                        1,350
  302                     43
  303
  304
  305
  306                     648                                 38,880
  307                     123                                                                               747
  308
  309
  310
  311
  312
  313                     51                                                                                170
  314                                                                                                       396
  315
  316
  317
  318
  319
  320
  321
  322
  323
  324
  325
  326
  327
  328
  329
  330
  331
  332
  333

                  MONTHLY                    MONTHLY                             MONTHLY
                   TI/LC                      RE TAX                              INS.
 LOAN #       RESERVE CAP ($)              RESERVE ($)                         RESERVE ($)
---------------------------------------------------------------------------------------------------------------------------------

   1                                        3,539,035                            493,599
  1.01
  1.02
   2                                         551,694                             11,231
   3                                         129,143                             18,614
   4                                1/12 Annual Property Taxes        1/12 Annual Insurance Premium
   5              934,122
   6                                         107,490                              5,338
  6.01
  6.02
  6.03
  6.04
  6.05
  6.06
  6.07
  6.08
  6.09
  6.10
  6.11
  6.12
  6.13
  6.14
  6.15
   7
   8
   9                                          66,667                             15,469
   10             450,000                     69,107                             43,677
   11                                         37,021                              1,758
   12            1,283,544                    72,633                             11,257
 12.01
 12.02
 12.03

   13                                         18,561                             25,206
   14                                         36,060                             26,123
   15                                         29,117                             18,661
   16                                         35,672                              7,840
   17
   18             600,000                     52,938                              5,192
   19
   20             554,000                     46,300                              2,600
   21                                         73,128                              7,083
   22                                         45,299                              5,078
   23                                         63,900                             32,700
   24
   25             405,000                     58,710                              8,097
   26                                         55,213              Home Depot - 1,700.39 (Springing), All other spaces -1,700.39
   27                                         27,671
   28                                         41,541                              4,102
   29             283,760                     9,209
   30
 30.01
 30.02
   31             525,000                     92,243
   32
   33                                         23,594                              5,787
   34                                         24,087                             11,461
   35                                         60,722                              4,912
   36             500,000                     22,528                              3,794
   37                                         54,167
   38
   39                                         31,623                              7,137
 39.01
 39.02
 39.03
   40
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41                                         28,744                              1,423
   42                                         25,874                              2,662
   43             750,000                     28,019                              2,064
   44             380,000                     18,261
   45
   46                                         9,415
   47                                         56,537                              7,079
   48                                         15,444                              3,089
   49
   50             300,000                     18,776
   51                                         17,191                              7,003
   52             325,000                     7,260                               4,391
   53             215,000                     24,049                                0
   54             541,706                     11,000                              4,300
   55                                         2,642
   56                                         1,904                               3,451
   57                                         15,379                              8,731
 57.01
 57.02
   58                                         16,988                              7,320
   59                                         41,128                              4,081
   60                                         6,479
   61             90,000                      11,514
   62                                         22,702                              3,957
   63
   64                                         12,275                              1,842
   65             500,000                     43,487                              4,021
 65.01
 65.02
   66                                         37,732                              3,107
   67             550,000                     18,376                              2,139
   68             180,000                     11,520                              2,200
   69
   70             450,000                     31,207                              7,074
 70.01
 70.02
 70.03
 70.04
 70.05
   71             120,000                     7,301                               5,202
   72                                         6,772                              16,518
   73
 73.01
 73.02
 73.03
   74                                         11,053                              5,405
   75                                         26,675                              8,242
   76                                         17,128                              3,917
   77                                         32,214                             67,358
   78                                         38,676                              6,604
 78.01
 78.02
   79                                         18,660                              1,237
   80             150,000                     9,541                               1,528

   81
   82
   83             14,400                      8,111                               2,351
   84             285,000                     12,127                              1,166
   85             59,633
   86                                         11,953                              7,528
 86.01
 86.02
   87                                         10,736                              3,886
   88                                         11,650
   89                                         5,740
   90                                         8,066                               3,511
   91             250,000                     7,385                               2,963
   92             580,000                     24,085                               771
   93             90,000                      33,567
   94             204,954
   95                                         3,500                                668
   96                                         8,804
   97             225,000                     12,666                              2,175
   98                                         20,594                              1,858
   99                                         17,067                             12,823
  100                                         15,420                              1,556
  101                                         7,347
  102             75,000                      2,530                               4,063
  103             231,030
  104             329,500                     23,953
  105                                         10,266
  106
  107                                         20,129                              3,331
  108                                         2,791                               1,389
  109
  110             180,000                     13,244                              2,388
  111                                         26,619                              2,878
  112                                         10,873                               804
  113                                         19,197                              4,614
  114                                         6,673                                939
  115                                         17,106                              2,964
  116
 116.01
 116.02
 116.03
  117                                         7,586                               1,001
  118             131,304                     14,771                              1,834
  119                                         10,475                              1,453
  120             85,000                      11,146                              1,052
  121                                         19,889                              1,302
 121.01
 121.02
  122             76,041                       653                                5,566
  123             100,000                     9,661                               2,066
  124                                         10,326                               806
  125             597,000                     8,935                               3,162
  126             254,253                     10,752                              1,223
  127                                         5,515
  128                                         3,479
  129                                         7,779                               2,756
  130             150,000                     5,040                               4,813
  131                                         7,222
  132                                         5,260
  133                                         7,497                               5,915
  134                                         7,508
  135                                         3,365
  136             90,945                      2,310                               1,613
  137                                         10,197                              6,155
  138             120,000                     19,978                               588
  139                                         8,156                               3,294
  140                                         5,696
  141
  142                                         12,054                              1,703
  143                                         9,614                                963
  144                                         8,152                               1,573
  145             100,000                     6,320                               1,551
  146
  147                                         5,000                               4,597
  148                                         5,433                                833
  149                                         16,154                              2,516
  150                                         3,587                               1,673
  151                                         4,430                               3,490
  152             243,615                     5,212                               3,547
  153                                         2,482
  154
  155             90,000                      5,460                               1,552
  156                                         6,092                                631
  157
  158                                         7,120                               3,301
  159                                         8,313                               2,500
  160                                         3,179                               2,463
  161                                         9,526                               4,314
  162             104,167                     5,954                                899
  163                                         4,996                                610
  164
  165                                         5,725
  166                                         5,177
  167                                         7,459                               2,268
  168             336,000                     5,794                               2,267
  169
  170                                         7,708                               6,928
  171                                         8,422                               2,651
  172             69,588                      5,950                                924
  173                                         4,209                                493
                                              3,733                                870
  174                                         1,765                                433
  175                                         1,967                                438
  176                                         4,315                               4,189
  177                                         28,481                               949
  178                                         2,730
  179
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180                                         7,845                               1,773
  181             76,000                      11,816                              1,244
  182                                         7,210                                769
  183                                         3,455                                545
  184                                         5,420                                424
  185                                         10,820                               664
  186
  187                                         7,445
  188             97,644                      4,214                                625
  189                                         3,014
                                             Various                               305
  190                                  6,582.54 (Springing)
  191                                         1,290                                305
  192                                         4,643                               2,291
  193                                         1,051
  194             75,000                      1,148                                579
  195             75,000
  196                                         5,451                               1,221
  197                                         6,100                                165
  198                                         7,639                               2,642
  199                                         11,445                             12,754
  200             210,000                     3,833                                455
  201                                         13,394                             12,689
  202
  203             50,000                      9,182                                745
  204                                         8,758                               4,536
  205                                         2,274                                453
  206
  207             50,000                      2,255                                458
  208
  209
  210             60,000                      6,054                               1,333
  211                                         2,671
  212                                         2,689
  213             60,000                      2,600
  214             100,000                     1,048
  215                                         3,150                               1,558
  216
  217             59,766                      3,899                                642
  218                                         5,300                               1,200
  219                                         5,400                                555
  220
  221                                         2,586                               1,631
  222                                         4,849                                691
  223                                                                              660
  224                                         5,760                               6,500
  225                                         3,500                               3,151
 225.01
 225.02
  226                                         2,384                                484
  227             30,000                      3,883                               1,077
  228                                         5,342                               1,172
  229                                         9,063                               1,150
  230
  231             30,000               4,638.33 (Springing)               1,258.86 (Springing)
  232                                         6,001                               1,243
  233                                         2,773                                219
  234
  235             90,000                      5,218                                478
  236
  237                                         3,256                                917
  238
  239                                         2,000                                717
  240                                         4,304                                565
  241
  242                                         4,081                                498
  243             53,000                       478                                 254
  244                                                                             1,619
  245                                         3,625                                662
  246                                         1,749                               1,371
  247
  248
  249             41,036                      3,297                                526
  250             40,000                      2,160                                476
  251                                         5,349                                532
  252                                         3,247                                855
  253                                         1,894                                701
  254
  255                                         3,310                               1,709
  256                                          737                         600.86 (Springing)
  257
  258
  259                                         5,090                                776
  260                                         2,437                                944
  261             44,000                      2,500                                831
  262                                         2,409                               1,939
  263                                         1,913                               1,105
  264                                         4,187                                859
  265
  266                                         3,351                                353
  267                                         1,563                                188
  268
 268.01
 268.02
 268.03
  269             40,000                      2,472                                296
  270             45,000                      1,538                                196
  271                                         1,701                                282
  272             60,000
  273
  274                                         3,108                                746
  275                                         2,249                                390
  276
  277                                         4,398                               1,021
  278
  279                                         2,749                                912
  280                                         2,286                                360
  281
 281.01
 281.02
 281.03
  282                                         2,502                                749
  283                                         3,814                                330
  284                                         5,500                               1,667
  285             42,000
  286                                         2,386                                698
  287             21,750                      2,900                                500
  288
  289                                         3,953                                760
  290                                         1,434                                362
  291                                         1,326                                101
  292                                         2,462                                192
  293                                         1,715                                476
  294                                         2,570                                615
  295             38,000                      1,975                                242
  296                                         2,531                               1,120
  297                                         1,933                                659
  298                                          824                                 64
  299                                         5,078                                917
  300             50,000                       670                                 247
  301             75,000                      1,027                                257
  302                                         1,129                                392
  303                                         2,390
  304                                         1,290                                382
  305                                         1,544                                458
  306                                         2,138                                575
  307             45,000                      3,352                                502
  308                                         1,217                                273
  309                                         2,088                                228
  310                                          791                                 366
  311                                         1,355                                288
  312                                          771                                 615
  313             25,000                       988                                 185
  314                                          908                                 315
  315                                          625                                 259
  316                                         1,173                                276
  317                                          253                                 142
  318                                         1,832                                241
  319                                         1,762                                779
  320                                         1,480                                788
  321                                         1,318                                384
  322                                          558                                 123
  323                                          958                                 278
  324                                         1,300
  325                                         1,182                                462
  326                                         1,198                                641
  327                                          761                                 316
  328                                         1,198                                848
  329                                          483                                 116
  330                                          357                                 250
  331
  332                                          146                                 218
  333

                 MONTHLY                OTHER
                  OTHER                RESERVE              LOAN           CROSSED      RELATED
 LOAN #        RESERVE ($)           DESCRIPTION           PURPOSE          LOAN        BORROWER        TITLE TYPE
----------------------------------------------------------------------------------------------------------------------

   1                                                     Acquisition                                 Fee
  1.01                                                                                               Fee
  1.02                                                                                               Fee
   2                                                      Refinance                                  Fee/Leasehold
   3                                                      Refinance                                  Fee
   4                                                     Acquisition                                 Fee
   5                                                     Acquisition                                 Fee/Leasehold
   6                                                     Acquisition                                 Fee
  6.01                                                                                               Fee
  6.02                                                                                               Fee
  6.03                                                                                               Fee
  6.04                                                                                               Fee
  6.05                                                                                               Fee
  6.06                                                                                               Fee
  6.07                                                                                               Fee
  6.08                                                                                               Fee
  6.09                                                                                               Fee
  6.10                                                                                               Fee
  6.11                                                                                               Fee
  6.12                                                                                               Fee
  6.13                                                                                               Fee
  6.14                                                                                               Fee
  6.15                                                                                               Fee
   7                                                      Refinance                       Yes (2)    Fee
   8                                                      Refinance                                  Leasehold
   9                                                      Refinance                                  Fee
   10                                                    Acquisition                                 Fee
   11                                                     Refinance                                  Fee
   12                                                     Refinance                                  Fee
 12.01                                                                                               Fee
 12.02                                                                                               Fee
 12.03                                                                                               Fee
                                                          Refinance    Yes                           Fee
   13                                                     Refinance    Yes                Yes (6)    Fee
   14                                                     Refinance    Yes                Yes (6)    Fee
   15                                                     Refinance    Yes                Yes (6)    Fee
   16                                                    Acquisition                                 Fee
   17                                                     Refinance                                  Leasehold
   18             10,001        Ground Lease Reserve      Refinance                                  Fee/Leasehold
   19                                                    Acquisition                                 Fee
   20                                                    Acquisition                                 Fee
   21                                                     Refinance                                  Fee
   22                                                     Refinance                                  Fee/Leasehold
   23                                                     Refinance                                  Fee
   24                                                     Refinance                                  Fee
   25                                                    Acquisition                      Yes (7)    Fee
   26                                                    Acquisition                                 Fee
   27                                                     Refinance                                  Fee
   28                                                    Acquisition                                 Fee/Leasehold
   29                                                    Acquisition                                 Fee
   30                                                     Refinance                                  Fee
 30.01                                                                                               Fee
 30.02                                                                                               Fee
   31                                                    Acquisition                                 Fee
   32                                                    Acquisition                      Yes (8)    Fee
   33                                                    Acquisition                                 Fee
   34                                                    Acquisition                                 Fee
   35                                                     Refinance                                  Fee
   36                                                     Refinance                       Yes (4)    Fee
   37                                                    Acquisition                                 Fee/Leasehold
   38                                                    Acquisition                                 Fee
   39                                                    Acquisition                                 Fee
 39.01                                                                                               Fee
 39.02                                                                                               Fee
 39.03                                                                                               Fee
   40                                                     Refinance                                  Fee
 40.001                                                                                              Fee
 40.002                                                                                              Fee
 40.003                                                                                              Fee
 40.004                                                                                              Fee
 40.005                                                                                              Fee
 40.006                                                                                              Fee
 40.007                                                                                              Fee
 40.008                                                                                              Fee
 40.009                                                                                              Fee
 40.010                                                                                              Fee
 40.011                                                                                              Fee
 40.012                                                                                              Fee
 40.013                                                                                              Fee
 40.014                                                                                              Fee
 40.015                                                                                              Fee
 40.016                                                                                              Fee
 40.017                                                                                              Fee
 40.018                                                                                              Fee
 40.019                                                                                              Fee
 40.020                                                                                              Fee
 40.021                                                                                              Fee
 40.022                                                                                              Fee
 40.023                                                                                              Fee
 40.024                                                                                              Fee
 40.025                                                                                              Fee
 40.026                                                                                              Fee
 40.027                                                                                              Fee
 40.028                                                                                              Fee
 40.029                                                                                              Fee
 40.030                                                                                              Fee
 40.031                                                                                              Fee
 40.032                                                                                              Fee
 40.033                                                                                              Fee
 40.034                                                                                              Fee
 40.035                                                                                              Fee
 40.036                                                                                              Fee
 40.037                                                                                              Fee
 40.038                                                                                              Fee
 40.039                                                                                              Fee
 40.040                                                                                              Fee
 40.041                                                                                              Fee
 40.042                                                                                              Fee
 40.043                                                                                              Fee
 40.044                                                                                              Fee
 40.045                                                                                              Fee
 40.046                                                                                              Fee
 40.047                                                                                              Fee
 40.048                                                                                              Fee
 40.049                                                                                              Fee
 40.050                                                                                              Fee
 40.051                                                                                              Fee
 40.052                                                                                              Fee
 40.053                                                                                              Fee
 40.054                                                                                              Fee
 40.055                                                                                              Fee
 40.056                                                                                              Fee
 40.057                                                                                              Fee
 40.058                                                                                              Fee
 40.059                                                                                              Fee
 40.060                                                                                              Fee
 40.061                                                                                              Fee
 40.062                                                                                              Fee
 40.063                                                                                              Fee
 40.064                                                                                              Fee
 40.065                                                                                              Fee
 40.066                                                                                              Fee
 40.067                                                                                              Fee
 40.068                                                                                              Fee
 40.069                                                                                              Fee
 40.070                                                                                              Fee
 40.071                                                                                              Fee
 40.072                                                                                              Fee
 40.073                                                                                              Fee
 40.074                                                                                              Fee
 40.075                                                                                              Fee
 40.076                                                                                              Fee
 40.077                                                                                              Fee
 40.078                                                                                              Fee
 40.079                                                                                              Fee
 40.080                                                                                              Fee
 40.081                                                                                              Fee
 40.082                                                                                              Fee
 40.083                                                                                              Fee
 40.084                                                                                              Fee
 40.085                                                                                              Fee
 40.086                                                                                              Fee
 40.087                                                                                              Fee
 40.088                                                                                              Fee
 40.089                                                                                              Fee
 40.090                                                                                              Fee
 40.091                                                                                              Fee
 40.092                                                                                              Fee
 40.093                                                                                              Fee
 40.094                                                                                              Fee
 40.095                                                                                              Fee
 40.096                                                                                              Fee
 40.097                                                                                              Fee
 40.098                                                                                              Fee
 40.099                                                                                              Fee
 40.100                                                                                              Fee
 40.101                                                                                              Fee
 40.102                                                                                              Fee
 40.103                                                                                              Fee
 40.104                                                                                              Fee
 40.105                                                                                              Fee
 40.106                                                                                              Fee
 40.107                                                                                              Fee
 40.108                                                                                              Fee
 40.109                                                                                              Fee
 40.110                                                                                              Fee
 40.111                                                                                              Fee
 40.112                                                                                              Fee
 40.113                                                                                              Fee
 40.114                                                                                              Fee
 40.115                                                                                              Fee
 40.116                                                                                              Fee
 40.117                                                                                              Fee
 40.118                                                                                              Fee
 40.119                                                                                              Fee
 40.120                                                                                              Fee
 40.121                                                                                              Fee
 40.122                                                                                              Fee
 40.123                                                                                              Fee
 40.124                                                                                              Fee
 40.125                                                                                              Fee
 40.126                                                                                              Fee
 40.127                                                                                              Fee
 40.128                                                                                              Fee
 40.129                                                                                              Fee
 40.130                                                                                              Fee
 40.131                                                                                              Fee
 40.132                                                                                              Fee
 40.133                                                                                              Fee
 40.134                                                                                              Fee
 40.135                                                                                              Fee
 40.136                                                                                              Fee
 40.137                                                                                              Fee
 40.138                                                                                              Fee
 40.139                                                                                              Fee
 40.140                                                                                              Fee
 40.141                                                                                              Fee
 40.142                                                                                              Fee
 40.143                                                                                              Fee
 40.144                                                                                              Fee
 40.145                                                                                              Fee
 40.146                                                                                              Fee
 40.147                                                                                              Fee
 40.148                                                                                              Fee
 40.149                                                                                              Fee
 40.150                                                                                              Fee
 40.151                                                                                              Fee
 40.152                                                                                              Fee
 40.153                                                                                              Fee
 40.154                                                                                              Fee
 40.155                                                                                              Fee
 40.156                                                                                              Fee
 40.157                                                                                              Fee
 40.158                                                                                              Fee
 40.159                                                                                              Fee
 40.160                                                                                              Fee
 40.161                                                                                              Fee
 40.162                                                                                              Fee
 40.163                                                                                              Fee
 40.164                                                                                              Fee
 40.165                                                                                              Fee
 40.166                                                                                              Fee
 40.167                                                                                              Fee
 40.168                                                                                              Fee
 40.169                                                                                              Fee
 40.170                                                                                              Fee
 40.171                                                                                              Fee
 40.172                                                                                              Fee
 40.173                                                                                              Fee
 40.174                                                                                              Fee
 40.175                                                                                              Fee
 40.176                                                                                              Fee
 40.177                                                                                              Fee
 40.178                                                                                              Fee
 40.179                                                                                              Fee
 40.180                                                                                              Fee
 40.181                                                                                              Fee
 40.182                                                                                              Fee
 40.183                                                                                              Fee
 40.184                                                                                              Fee
 40.185                                                                                              Fee
 40.186                                                                                              Fee
 40.187                                                                                              Fee
 40.188                                                                                              Fee
 40.189                                                                                              Fee
 40.190                                                                                              Fee
 40.191                                                                                              Fee
 40.192                                                                                              Fee
   41                                                     Refinance                                  Fee
   42                                                     Refinance                                  Fee/Leasehold
   43                                                    Acquisition                      Yes (3)    Fee
   44                                                     Refinance                                  Fee
   45                                                    Acquisition                                 Fee
   46                                                    Acquisition                                 Fee
   47                                                    Acquisition                      Yes (9)    Fee
   48                                                     Refinance                                  Fee
   49                                                    Acquisition                                 Fee
   50                                                     Refinance                       Yes (4)    Fee
   51                                                     Refinance                                  Fee
   52                                                    Acquisition                                 Fee
   53                                                    Acquisition                                 Fee
   54                                                     Refinance                                  Fee
   55                                                     Refinance                       Yes (1)    Fee
   56                                                     Refinance                                  Fee/Leasehold
   57                                                    Acquisition                                 Fee
 57.01                                                                                               Fee
 57.02                                                                                               Fee
   58                                                    Acquisition                      Yes (5)    Fee
   59                                                     Refinance                                  Fee
   60                                                     Refinance                                  Fee
   61                                                     Refinance                                  Fee
   62                                                    Acquisition                      Yes (9)    Fee
   63                                                    Acquisition                                 Fee
   64                                                     Refinance                                  Fee
   65                                                    Acquisition                                 Fee
 65.01                                                                                               Fee
 65.02                                                                                               Fee
   66                                                     Refinance                                  Fee
   67                                                    Acquisition                      Yes (3)    Fee
   68             44,550        Ground Rent Escrow       Acquisition                                 Leasehold
   69                                                     Refinance                                  Fee
   70                                                     Refinance                                  Fee
 70.01                                                                                               Fee
 70.02                                                                                               Fee
 70.03                                                                                               Fee
 70.04                                                                                               Fee
 70.05                                                                                               Fee
   71                                                     Refinance                                  Fee
   72                                                     Refinance                                  Fee
   73                                                     Refinance                                  Fee
 73.01                                                                                               Fee
 73.02                                                                                               Fee
 73.03                                                                                               Fee
   74                                                    Acquisition                                 Fee
   75                                                     Refinance                                  Fee
   76                                                     Refinance                                  Fee
   77                                                     Refinance                                  Fee
   78                                                     Refinance                                  Fee
 78.01                                                                                               Fee
 78.02                                                                                               Fee
   79                                                    Acquisition                                 Fee
   80                                                     Refinance                      Yes (10)    Leasehold
                                                         Acquisition   Yes                           Fee/Leasehold
   81                                                    Acquisition   Yes               Yes (17)    Fee/Leasehold
   82                                                    Acquisition   Yes               Yes (17)    Fee/Leasehold
   83                                                     Refinance                                  Fee
   84                                                     Refinance                                  Fee
   85                                                    Acquisition                                 Leasehold
   86                                                     Refinance                                  Fee
 86.01                                                                                               Fee
 86.02                                                                                               Fee
   87                                                     Refinance                                  Fee
   88                                                     Refinance                       Yes (1)    Fee
   89                                                     Refinance                       Yes (1)    Fee
   90                                                    Acquisition                      Yes (5)    Fee
   91                                                     Refinance                                  Fee
   92                                                    Acquisition                      Yes (3)    Fee
   93                                                     Refinance                      Yes (11)    Leasehold
   94                                                    Acquisition                     Yes (12)    Fee
   95                                                     Refinance                      Yes (13)    Fee
   96                                                     Refinance                       Yes (1)    Fee
   97                                                     Refinance                      Yes (10)    Fee
   98                                                     Refinance                                  Leasehold
   99                                                     Refinance                                  Fee
  100                                                     Refinance                                  Fee
  101                                                     Refinance                      Yes (11)    Leasehold
  102                                                     Refinance                                  Fee
  103                                                    Acquisition                     Yes (12)    Fee
  104                                                     Refinance                                  Fee
  105                                                     Refinance                                  Fee
  106                                                     Refinance                                  Leasehold
  107                                                    Acquisition                                 Fee
  108                                                    Acquisition                                 Fee
  109                                                    Acquisition                                 Fee
  110                                                     Refinance                                  Fee
  111                                                     Refinance                                  Fee
  112                                                    Acquisition                                 Fee
  113                                                    Acquisition                                 Fee
  114                                                     Refinance                                  Fee
  115             24,983        Ground Lease Reserve      Refinance                                  Leasehold
  116                                                     Refinance                                  Fee
 116.01                                                                                              Fee
 116.02                                                                                              Fee
 116.03                                                                                              Fee
  117                                                     Refinance                                  Fee
  118                                                    Acquisition                                 Fee
  119                                                     Refinance                                  Fee
  120                                                    Acquisition                                 Fee
  121                                                     Refinance                                  Fee
 121.01                                                                                              Fee
 121.02                                                                                              Fee
  122                                                     Refinance                                  Fee
  123                                                     Refinance                                  Fee
  124                                                    Acquisition                                 Fee
  125                                                     Refinance                                  Fee
  126                                                     Refinance                      Yes (15)    Leasehold
  127                                                     Refinance                                  Fee
  128                                                     Refinance                       Yes (1)    Fee
  129                                                    Acquisition                      Yes (7)    Fee
  130                                                     Refinance                                  Leasehold
  131                                                     Refinance                       Yes (1)    Fee
  132                                                     Refinance                       Yes (1)    Fee
  133                                                    Acquisition                      Yes (5)    Fee
  134                                                     Refinance                      Yes (14)    Fee
  135                                                     Refinance                       Yes (1)    Fee
  136                                                    Acquisition                                 Fee
  137                                                    Acquisition                                 Fee
  138                                                     Refinance                      Yes (16)    Fee
  139                                                    Acquisition                                 Fee
  140                                                     Refinance                       Yes (1)    Fee
  141                                                    Acquisition                                 Fee
  142                                                    Acquisition                                 Fee
  143                                                     Refinance                                  Fee
  144                                                     Refinance                                  Fee
  145                                                     Refinance                                  Fee
  146                                                    Acquisition                      Yes (8)    Fee
  147                                                    Acquisition                                 Fee
  148                                                     Refinance                                  Fee
  149                                                    Acquisition                                 Fee
  150                                                     Refinance                                  Fee
  151                                                    Acquisition                      Yes (5)    Fee
  152                                                     Refinance                      Yes (15)    Leasehold
  153                                                     Refinance                       Yes (1)    Fee
  154                                                     Refinance                                  Fee
  155                                                     Refinance                                  Fee
  156                                                     Refinance                                  Fee
  157                                                     Refinance                      Yes (19)    Fee
  158                                                     Refinance                                  Fee
  159                                                     Refinance                                  Fee
  160                                                     Refinance                                  Fee
  161                                                    Acquisition                                 Fee/Leasehold
  162                                                    Acquisition                                 Fee
  163                                                     Refinance                      Yes (18)    Fee
  164                                                    Acquisition                                 Fee
  165                                                     Refinance                                  Fee
  166                                                     Refinance                                  Fee
  167                                                     Refinance                                  Fee
  168                                                     Refinance                                  Fee
  169                                                    Acquisition                                 Fee
  170                                                     Refinance                                  Fee
  171                                                    Acquisition                                 Fee
  172                                                     Refinance                                  Fee
  173                                                     Refinance                                  Fee
                                                           Various     Yes                           Fee
  174                                                    Acquisition   Yes               Yes (24)    Fee
  175                                                     Refinance    Yes               Yes (24)    Fee
  176                                                     Refinance                                  Fee
  177                                                     Refinance                      Yes (16)    Fee
  178                                                     Refinance                       Yes (1)    Fee
  179                                                     Refinance                                  Fee/Leasehold
 179.01                                                                                              Fee
 179.02                                                                                              Fee
 179.03                                                                                              Fee
 179.04                                                                                              Fee
 179.05                                                                                              Fee
 179.06                                                                                              Fee
 179.07                                                                                              Fee
 179.08                                                                                              Fee
 179.09                                                                                              Leasehold
  180                                                     Refinance                                  Fee
  181                                                     Refinance                                  Fee
  182                                                     Refinance                                  Fee
  183                                                     Refinance                                  Fee
  184                                                     Refinance                      Yes (18)    Fee
  185                                                    Acquisition                                 Fee
  186                                                    Acquisition                                 Fee
  187                                                     Refinance                                  Fee
  188                                                     Refinance                                  Fee
  189                                                     Refinance                       Yes (1)    Fee
                                                          Refinance    Yes                           Various
  190                                                     Refinance    Yes               Yes (25)    Fee/Leasehold
  191                                                     Refinance    Yes               Yes (25)    Fee
  192                                                     Refinance                                  Fee
  193                                                    Acquisition                                 Fee
  194                                                     Refinance                      Yes (10)    Fee
  195                                                     Refinance                                  Fee
  196                                                     Refinance                                  Fee
  197                                                    Acquisition                                 Fee
  198                                                    Acquisition                                 Fee
  199                                                     Refinance                                  Fee
  200                                                     Refinance                      Yes (13)    Fee
  201                                                     Refinance                                  Fee
  202                                                    Acquisition                                 Fee
  203                                                     Refinance                                  Fee
  204                                                     Refinance                                  Fee
  205                                                    Acquisition                                 Fee
  206                                                     Refinance                                  Fee
  207                                                    Acquisition                                 Fee
  208                                                    Acquisition                                 Fee
  209                                                     Refinance                                  Fee
  210                                                     Refinance                                  Fee
  211                                                     Refinance                      Yes (14)    Fee
  212                                                     Refinance                      Yes (14)    Fee
  213                                                     Refinance                                  Fee
  214                                                     Refinance                                  Fee
  215                                                     Refinance                                  Fee
  216                                                     Refinance                                  Fee
  217                                                     Refinance                                  Fee
  218                                                     Refinance                                  Fee
  219                                                     Refinance                                  Fee
  220                                                     Refinance                      Yes (19)    Fee
  221                                                     Refinance                                  Fee
  222                                                     Refinance                      Yes (20)    Fee
  223                                                    Acquisition                                 Fee
  224                                                    Acquisition                                 Fee
  225                                                     Refinance                                  Fee
 225.01                                                                                              Fee
 225.02                                                                                              Fee
  226                                                     Refinance                                  Fee
  227                                                     Refinance                                  Fee
  228                                                     Refinance                                  Fee
  229                                                     Refinance                                  Fee
  230                                                    Acquisition                      Yes (2)    Fee
  231                                                     Refinance                                  Fee
  232                                                     Refinance                      Yes (23)    Fee
  233                                                     Refinance                                  Fee
  234                                                    Acquisition                      Yes (2)    Fee
  235                                                     Refinance                                  Fee
  236                                                     Refinance                      Yes (21)    Fee
  237                                                    Acquisition                                 Fee
  238                                                     Refinance                                  Fee
  239                                                    Acquisition                                 Fee
  240                                                     Refinance                                  Fee
  241                                                     Refinance                      Yes (21)    Fee
  242                                                     Refinance                                  Fee
  243                                                     Refinance                                  Fee
  244                                                     Refinance                                  Fee
  245                                                     Refinance                      Yes (20)    Fee
  246                                                     Refinance                                  Fee
  247                                                    Acquisition                      Yes (2)    Fee
  248                                                     Refinance                                  Fee
  249                                                    Acquisition                                 Fee
  250                                                     Refinance                                  Fee
  251                                                     Refinance                      Yes (20)    Fee
  252                                                     Refinance                                  Fee
  253                                                     Refinance                                  Fee
  254                                                    Acquisition                      Yes (2)    Fee
  255                                                     Refinance                                  Fee
  256                                                     Refinance                                  Fee
  257                                                     Refinance                                  Fee
  258                                                     Refinance                      Yes (22)    Fee
  259                                                     Refinance                                  Fee
  260                                                     Refinance                                  Fee
  261                                                    Acquisition                                 Fee
  262                                                     Refinance                                  Fee
  263                                                    Acquisition                                 Fee
  264                                                     Refinance                      Yes (23)    Fee
  265                                                     Refinance                      Yes (22)    Fee
  266                                                    Acquisition                                 Fee
  267                                                     Refinance                      Yes (13)    Leasehold
  268                                                    Acquisition                     Yes (26)    Fee
 268.01                                                                                              Fee
 268.02                                                                                              Fee
 268.03                                                                                              Fee
  269                                                     Refinance                                  Fee
  270                                                    Acquisition                                 Fee
  271                                                    Acquisition                                 Fee
  272                                                     Refinance                                  Fee
  273                                                     Refinance                                  Fee
  274                                                     Refinance                                  Fee
  275                                                     Refinance                      Yes (27)    Fee
  276                                                     Refinance                      Yes (21)    Fee
  277                                                     Refinance                      Yes (28)    Fee
  278                                                    Acquisition                                 Fee
  279                                                    Acquisition                                 Fee
  280                                                     Refinance                                  Fee
  281                                                    Acquisition                     Yes (26)    Fee
 281.01                                                                                              Fee
 281.02                                                                                              Fee
 281.03                                                                                              Fee
  282                                                    Acquisition                                 Fee
  283                                                    Acquisition                                 Fee
  284                                                     Refinance                                  Fee
  285                                                    Acquisition                     Yes (22)    Fee
  286                                                     Refinance                                  Fee
  287                                                    Acquisition                                 Fee
  288                                                    Acquisition                                 Fee
  289                                                     Refinance                                  Fee
  290                                                     Refinance                                  Fee
  291                                                    Acquisition                                 Fee
  292                                                     Refinance                      Yes (27)    Fee
  293                                                    Acquisition                                 Fee
  294                                                     Refinance                      Yes (28)    Fee
  295                                                    Acquisition                                 Fee
  296                                                    Acquisition                                 Fee
  297                                                     Refinance                                  Fee
  298                                                     Refinance                      Yes (18)    Fee
  299                                                    Acquisition                                 Fee
  300                                                     Refinance                                  Fee
  301                                                     Refinance                                  Fee
  302                                                    Acquisition                                 Fee
  303                                                     Refinance                                  Fee
  304                                                     Refinance                                  Fee
  305                                                    Acquisition                                 Fee
  306                                                    Acquisition                                 Fee
  307                                                     Refinance                                  Fee
  308                                                     Refinance                                  Fee
  309                                                    Acquisition                                 Fee
  310                                                     Refinance                      Yes (29)    Fee
  311                                                    Acquisition                                 Fee
  312                                                     Refinance                                  Fee
  313                                                     Refinance                                  Fee
  314                                                    Acquisition                                 Fee
  315                                                     Refinance                                  Fee
  316                                                     Refinance                                  Fee
  317                                                     Refinance                                  Fee
  318                                                    Acquisition                                 Fee
  319                                                    Acquisition                                 Fee
  320                                                     Refinance                                  Fee
  321                                                    Acquisition                                 Fee
  322                                                    Acquisition                                 Fee
  323                                                    Acquisition                                 Fee
  324                                                     Refinance                                  Fee
  325                                                     Refinance                                  Fee
  326                                                     Refinance                                  Fee
  327                                                     Refinance                      Yes (30)    Fee
  328                                                     Refinance                      Yes (30)    Fee
  329                                                     Refinance                                  Fee
  330                                                     Refinance                                  Fee
  331                                                    Acquisition                                 Fee
  332                                                     Refinance                      Yes (29)    Fee
  333                                                    Acquisition                                 Fee

                                                UNITS/
                                  YEAR          ROOMS/        UNIT OF                       OCCUPANCY       APPRAISED
 LOAN #       YEAR BUILT       RENOVATED         PADS         MEASURE      OCCUPANCY %         DATE        VALUE ($)(8)
------------------------------------------------------------------------------------------------------------------------

   1             1945             2006              11,227     Units           98.3           11/30/2006   5,400,000,000
  1.01           1945             2006               8,746     Units           98.5           11/30/2006
  1.02           1945             2006               2,481     Units           97.7           11/30/2006
   2             1989                              443,956      SF            100.0           10/31/2006    325,000,000
   3             2004                                  187     Rooms           83.9           12/31/2006    204,000,000
   4             1986             2006                 492     Rooms           73.0           12/31/2006    108,000,000
   5             1988                              393,107      SF             95.1           11/30/2006    113,000,000
   6            Various                          1,586,544      SF             87.5           12/28/2006     85,030,000
  6.01           1988                              100,000      SF            100.0           12/28/2006     11,310,000
  6.02           1986                              182,724      SF             75.0           12/28/2006      8,670,000
  6.03           1988                               75,643      SF            100.0           12/28/2006      9,980,000
  6.04           1989                              227,500      SF            100.0           12/28/2006      7,380,000
  6.05           1995                               80,013      SF            100.0           12/28/2006      9,060,000
  6.06           1985                               86,700      SF             91.4           12/28/2006      6,630,000
  6.07           1979                              200,000      SF            100.0           12/28/2006      5,840,000
  6.08           1990                               78,300      SF             34.6           12/28/2006      4,630,000
  6.09           1989                              118,400      SF             79.7           12/28/2006      5,120,000
  6.10           1989                              131,904      SF             53.0           12/28/2006      3,420,000
  6.11           1985                               36,000      SF            100.0           12/28/2006      3,010,000
  6.12           1988                               50,000      SF             83.1           12/28/2006      3,010,000
  6.13           1987                               69,244      SF            100.0           12/28/2006      2,660,000
  6.14           1989                               81,808      SF            100.0           12/28/2006      2,440,000
  6.15           1989                               68,308      SF            100.0           12/28/2006      1,870,000
   7             1960          2004-2006           466,195      SF             98.5             1/1/2007     86,900,000
   8             1965             1977             204,747      SF            100.0           11/14/2006     98,000,000
   9             2006                                  228     Rooms           80.3           12/31/2006     94,000,000
   10            1984             1987             746,189      SF             99.4             1/4/2007     67,000,000
   11            2001                              166,103      SF             88.7           11/30/2006     63,900,000
   12            1986                              427,852      SF             78.7           10/26/2006     62,600,000
 12.01           1986                              157,627      SF             71.3           10/26/2006     21,600,000
 12.02           1986                              157,328      SF             80.7           10/26/2006     22,400,000
 12.03           1986                              112,897      SF             84.0           10/26/2006     18,600,000
                Various           2004                 607     Beds            95.9            6/30/2006    111,400,000
   13            1994             2004                 215     Beds            97.7            6/30/2006     49,000,000
   14            1994             2004                 212     Beds            94.7            6/30/2006     28,600,000
   15            1987             2004                 180     Beds            95.1            6/30/2006     33,800,000
   16            2001                                  504     Units           94.1           10/11/2006     65,000,000
   17            1983          1994-1998               518     Rooms           64.2           11/22/2006     59,000,000
   18            1977             2005             534,020      SF             94.9           12/21/2006     53,000,000
   19            1984                              200,002      SF            100.0             1/1/2007     52,500,000
   20            1986             2005             187,106      SF             93.0            11/1/2006     49,300,000
   21            2002                              289,595      SF             94.3            8/28/2006     49,300,000
   22            1959             2006             241,741      SF             86.4            12/1/2006     45,750,000
   23            1983             2006             453,255      SF             86.5           11/14/2006     45,000,000
   24            2006                              235,485      SF            100.0           12/18/2006     47,150,000
   25            1970             1990             809,385      SF             94.9            12/1/2006     42,200,000
   26            1971             1995             247,146      SF            100.0           12/14/2006     42,000,000
   27      1947, 1965, 1970       2006             881,975      SF            100.0           11/30/2006     50,000,000
   28            1953             1997                 152     Rooms           65.6           11/30/2006     50,300,000
   29         1973 - 2006                          342,069      SF             98.0             1/8/2007     39,600,000
   30           Various        2000-2004               440     Rooms           75.3            8/31/2006     42,800,000
 30.01           1992          2000-2004               286     Rooms           75.5            8/31/2006     27,600,000
 30.02           1994          2000-2004               154     Rooms           75.0            8/31/2006     15,200,000
   31            1958             1999             287,065      SF             90.6            11/1/2006     42,000,000
   32            2007                              715,745      SF            100.0           11/30/2006     40,000,000
   33            1984                                  318     Units           93.4           11/13/2006     38,830,000
   34            2000                              331,580      SF            100.0             6/7/2006     37,500,000
   35            1997                              183,813      SF             87.8           11/13/2006     35,000,000
   36            1971             2004             223,150      SF             74.5            9/25/2006     35,600,000
   37            1976             2006             186,281      SF            100.0             1/1/2007     41,700,000
   38            2005                              139,424      SF            100.0           10/12/2006     37,500,000
   39           Various                                508     Units           91.1            12/6/2006     35,950,000
 39.01           2000                                  214     Units           94.4            12/6/2006     14,550,000
 39.02           2001                                  186     Units           88.7            12/6/2006     14,450,000
 39.03           2001                                  108     Units           88.9            12/6/2006      6,950,000
   40           Various                            245,175      SF            100.0             3/1/2007    117,000,000
 40.001          1971                                  945      SF            100.0             3/1/2007        609,375
 40.002          1971                                  945      SF            100.0             3/1/2007        609,375
 40.003          1970                                  764      SF            100.0             3/1/2007        609,375
 40.004          1971                                  960      SF            100.0             3/1/2007        609,375
 40.005          1971                                1,140      SF            100.0             3/1/2007        609,375
 40.006          1971                                1,500      SF            100.0             3/1/2007        609,375
 40.007          1971                                2,123      SF            100.0             3/1/2007        609,375
 40.008          1971                                  945      SF            100.0             3/1/2007        609,375
 40.009          1971                                  960      SF            100.0             3/1/2007        609,375
 40.010          1971                                1,230      SF            100.0             3/1/2007        609,375
 40.011          1971                                  960      SF            100.0             3/1/2007        609,375
 40.012          1971                                  983      SF            100.0             3/1/2007        609,375
 40.013          1971                                  985      SF            100.0             3/1/2007        609,375
 40.014          1981                                1,470      SF            100.0             3/1/2007        609,375
 40.015          1981                                1,302      SF            100.0             3/1/2007        609,375
 40.016          1972                                  983      SF            100.0             3/1/2007        609,375
 40.017          1972                                  983      SF            100.0             3/1/2007        609,375
 40.018          1972                                1,169      SF            100.0             3/1/2007        609,375
 40.019          1972                                  983      SF            100.0             3/1/2007        609,375
 40.020          1972                                  983      SF            100.0             3/1/2007        609,375
 40.021          1980                                1,190      SF            100.0             3/1/2007        609,375
 40.022          1972                                1,200      SF            100.0             3/1/2007        609,375
 40.023          1971                                1,260      SF            100.0             3/1/2007        609,375
 40.024          1972                                1,360      SF            100.0             3/1/2007        609,375
 40.025          1972                                1,286      SF            100.0             3/1/2007        609,375
 40.026          1973                                1,144      SF            100.0             3/1/2007        609,375
 40.027          1997                                1,150      SF            100.0             3/1/2007        609,375
 40.028          1973                                1,516      SF            100.0             3/1/2007        609,375
 40.029          1976                                1,144      SF            100.0             3/1/2007        609,375
 40.030          1976                                1,144      SF            100.0             3/1/2007        609,375
 40.031          1976                                1,118      SF            100.0             3/1/2007        609,375
 40.032          1976                                1,190      SF            100.0             3/1/2007        609,375
 40.033          1973                                1,122      SF            100.0             3/1/2007        609,375
 40.034          1974                                1,144      SF            100.0             3/1/2007        609,375
 40.035          1974                                1,144      SF            100.0             3/1/2007        609,375
 40.036          1974                                1,155      SF            100.0             3/1/2007        609,375
 40.037          1976                                1,100      SF            100.0             3/1/2007        609,375
 40.038          1975                                1,144      SF            100.0             3/1/2007        609,375
 40.039          1974                                1,172      SF            100.0             3/1/2007        609,375
 40.040          1974                                1,157      SF            100.0             3/1/2007        609,375
 40.041          1975                                1,144      SF            100.0             3/1/2007        609,375
 40.042          1975                                1,156      SF            100.0             3/1/2007        609,375
 40.043          1976                                1,176      SF            100.0             3/1/2007        609,375
 40.044          1976                                1,144      SF            100.0             3/1/2007        609,375
 40.045          1976                                1,190      SF            100.0             3/1/2007        609,375
 40.046          1977                                1,296      SF            100.0             3/1/2007        609,375
 40.047          1974                                1,122      SF            100.0             3/1/2007        609,375
 40.048          1975                                1,190      SF            100.0             3/1/2007        609,375
 40.049          1975                                1,144      SF            100.0             3/1/2007        609,375
 40.050          1975                                1,543      SF            100.0             3/1/2007        609,375
 40.051          1975                                1,122      SF            100.0             3/1/2007        609,375
 40.052          1975                                1,144      SF            100.0             3/1/2007        609,375
 40.053          1975                                1,144      SF            100.0             3/1/2007        609,375
 40.054          1976                                1,122      SF            100.0             3/1/2007        609,375
 40.055          1976                                1,144      SF            100.0             3/1/2007        609,375
 40.056          1976                                1,144      SF            100.0             3/1/2007        609,375
 40.057          1976                                1,924      SF            100.0             3/1/2007        609,375
 40.058          1977                                  994      SF            100.0             3/1/2007        609,375
 40.059          1976                                  875      SF            100.0             3/1/2007        609,375
 40.060          1976                                1,491      SF            100.0             3/1/2007        609,375
 40.061          1976                                  987      SF            100.0             3/1/2007        609,375
 40.062          1977                                1,335      SF            100.0             3/1/2007        609,375
 40.063          1977                                1,335      SF            100.0             3/1/2007        609,375
 40.064          1977                                1,335      SF            100.0             3/1/2007        609,375
 40.065          1979                                1,335      SF            100.0             3/1/2007        609,375
 40.066          1977                                1,491      SF            100.0             3/1/2007        609,375
 40.067          1977                                1,320      SF            100.0             3/1/2007        609,375
 40.068          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.069          1977                                1,335      SF            100.0             3/1/2007        609,375
 40.070          1976                                1,008      SF            100.0             3/1/2007        609,375
 40.071          1977                                1,100      SF            100.0             3/1/2007        609,375
 40.072          1977                                  966      SF            100.0             3/1/2007        609,375
 40.073          1980                                1,169      SF            100.0             3/1/2007        609,375
 40.074          1979                                1,320      SF            100.0             3/1/2007        609,375
 40.075          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.076          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.077          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.078          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.079          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.080          1978                                1,335      SF            100.0             3/1/2007        609,375
 40.081          1979                                1,134      SF            100.0             3/1/2007        609,375
 40.082          1979                                1,276      SF            100.0             3/1/2007        609,375
 40.083          1980                                1,800      SF            100.0             3/1/2007        609,375
 40.084          1980                                1,176      SF            100.0             3/1/2007        609,375
 40.085          1980                                  420      SF            100.0             3/1/2007        609,375
 40.086          1980                                1,390      SF            100.0             3/1/2007        609,375
 40.087          1980                                1,169      SF            100.0             3/1/2007        609,375
 40.088          1980                                1,169      SF            100.0             3/1/2007        609,375
 40.089          1982                                1,176      SF            100.0             3/1/2007        609,375
 40.090          1983                                1,395      SF            100.0             3/1/2007        609,375
 40.091          1983                                1,176      SF            100.0             3/1/2007        609,375
 40.092          1983                                1,176      SF            100.0             3/1/2007        609,375
 40.093          1983                                1,169      SF            100.0             3/1/2007        609,375
 40.094          1983                                1,335      SF            100.0             3/1/2007        609,375
 40.095          1983                                1,855      SF            100.0             3/1/2007        609,375
 40.096          1984                                1,364      SF            100.0             3/1/2007        609,375
 40.097          1984                                1,176      SF            100.0             3/1/2007        609,375
 40.098          1996                                1,774      SF            100.0             3/1/2007        609,375
 40.099          1984                                  420      SF            100.0             3/1/2007        609,375
 40.100          1988                                1,572      SF            100.0             3/1/2007        609,375
 40.101          1989                                1,169      SF            100.0             3/1/2007        609,375
 40.102          1984                                1,470      SF            100.0             3/1/2007        609,375
 40.103          1984                                  420      SF            100.0             3/1/2007        609,375
 40.104          1984                                1,512      SF            100.0             3/1/2007        609,375
 40.105          1984                                1,781      SF            100.0             3/1/2007        609,375
 40.106          1984                                  480      SF            100.0             3/1/2007        609,375
 40.107          1988                                1,100      SF            100.0             3/1/2007        609,375
 40.108          1984                                1,169      SF            100.0             3/1/2007        609,375
 40.109          1984                                1,169      SF            100.0             3/1/2007        609,375
 40.110          1988                                1,169      SF            100.0             3/1/2007        609,375
 40.111          1984                                1,176      SF            100.0             3/1/2007        609,375
 40.112          1984                                  420      SF            100.0             3/1/2007        609,375
 40.113          1985                                1,701      SF            100.0             3/1/2007        609,375
 40.114          1985                                2,080      SF            100.0             3/1/2007        609,375
 40.115          1985                                1,470      SF            100.0             3/1/2007        609,375
 40.116          1985                                  420      SF            100.0             3/1/2007        609,375
 40.117          1985                                1,218      SF            100.0             3/1/2007        609,375
 40.118          1985                                1,800      SF            100.0             3/1/2007        609,375
 40.119          1985                                1,462      SF            100.0             3/1/2007        609,375
 40.120          1985                                1,386      SF            100.0             3/1/2007        609,375
 40.121          1985                                1,336      SF            100.0             3/1/2007        609,375
 40.122          1985                                1,169      SF            100.0             3/1/2007        609,375
 40.123          1985                                1,496      SF            100.0             3/1/2007        609,375
 40.124          1985                                1,924      SF            100.0             3/1/2007        609,375
 40.125          1985                                1,176      SF            100.0             3/1/2007        609,375
 40.126          1985                                1,350      SF            100.0             3/1/2007        609,375
 40.127          1985                                  420      SF            100.0             3/1/2007        609,375
 40.128          1985                                1,750      SF            100.0             3/1/2007        609,375
 40.129          1985                                1,274      SF            100.0             3/1/2007        609,375
 40.130          1985                                1,428      SF            100.0             3/1/2007        609,375
 40.131          1985                                1,512      SF            100.0             3/1/2007        609,375
 40.132          1986                                1,280      SF            100.0             3/1/2007        609,375
 40.133          1986                                1,758      SF            100.0             3/1/2007        609,375
 40.134          1986                                  576      SF            100.0             3/1/2007        609,375
 40.135          1986                                1,945      SF            100.0             3/1/2007        609,375
 40.136          1986                                  787      SF            100.0             3/1/2007        609,375
 40.137          1986                                  950      SF            100.0             3/1/2007        609,375
 40.138          1990                                1,575      SF            100.0             3/1/2007        609,375
 40.139          1993                                2,378      SF            100.0             3/1/2007        609,375
 40.140          1998                                1,472      SF            100.0             3/1/2007        609,375
 40.141          1997                                1,800      SF            100.0             3/1/2007        609,375
 40.142          1997                                1,934      SF            100.0             3/1/2007        609,375
 40.143          1998                                1,500      SF            100.0             3/1/2007        609,375
 40.144          1998                                1,560      SF            100.0             3/1/2007        609,375
 40.145          1999                                1,100      SF            100.0             3/1/2007        609,375
 40.146          1999                                1,230      SF            100.0             3/1/2007        609,375
 40.147          1998                                1,232      SF            100.0             3/1/2007        609,375
 40.148          1999                                1,230      SF            100.0             3/1/2007        609,375
 40.149          1999                                1,230      SF            100.0             3/1/2007        609,375
 40.150          1999                                1,230      SF            100.0             3/1/2007        609,375
 40.151          1999                                1,100      SF            100.0             3/1/2007        609,375
 40.152          2000                                1,200      SF            100.0             3/1/2007        609,375
 40.153          2000                                1,200      SF            100.0             3/1/2007        609,375
 40.154          2000                                1,784      SF            100.0             3/1/2007        609,375
 40.155          2001                                1,945      SF            100.0             3/1/2007        609,375
 40.156          2001                                2,600      SF            100.0             3/1/2007        609,375
 40.157          2002                                1,723      SF            100.0             3/1/2007        609,375
 40.158          2004                                2,123      SF            100.0             3/1/2007        609,375
 40.159          2003                                2,123      SF            100.0             3/1/2007        609,375
 40.160          2003                                2,123      SF            100.0             3/1/2007        609,375
 40.161          1965                                5,468      SF            100.0             3/1/2007        609,375
 40.162          1967                                  638      SF            100.0             3/1/2007        609,375
 40.163          1966                                1,590      SF            100.0             3/1/2007        609,375
 40.164          1967                                  886      SF            100.0             3/1/2007        609,375
 40.165          2003                                1,945      SF            100.0             3/1/2007        609,375
 40.166          1967                                  780      SF            100.0             3/1/2007        609,375
 40.167          1968                                  780      SF            100.0             3/1/2007        609,375
 40.168          1968                                1,180      SF            100.0             3/1/2007        609,375
 40.169          1965                                1,430      SF            100.0             3/1/2007        609,375
 40.170          1980                                1,155      SF            100.0             3/1/2007        609,375
 40.171          1996                                1,395      SF            100.0             3/1/2007        609,375
 40.172          1968                                  787      SF            100.0             3/1/2007        609,375
 40.173          1968                                  800      SF            100.0             3/1/2007        609,375
 40.174          1969                                  852      SF            100.0             3/1/2007        609,375
 40.175          1980                                1,350      SF            100.0             3/1/2007        609,375
 40.176          1969                                1,196      SF            100.0             3/1/2007        609,375
 40.177          1996                                1,080      SF            100.0             3/1/2007        609,375
 40.178          1996                                1,245      SF            100.0             3/1/2007        609,375
 40.179          1996                                1,110      SF            100.0             3/1/2007        609,375
 40.180          1981                                1,750      SF            100.0             3/1/2007        609,375
 40.181          1981                                1,106      SF            100.0             3/1/2007        609,375
 40.182          1981                                1,176      SF            100.0             3/1/2007        609,375
 40.183          1970                                  787      SF            100.0             3/1/2007        609,375
 40.184          1970                                1,406      SF            100.0             3/1/2007        609,375
 40.185          1970                                  780      SF            100.0             3/1/2007        609,375
 40.186          1992                                1,144      SF            100.0             3/1/2007        609,375
 40.187          1970                                1,300      SF            100.0             3/1/2007        609,375
 40.188          1979                                1,134      SF            100.0             3/1/2007        609,375
 40.189          1970                                1,130      SF            100.0             3/1/2007        609,375
 40.190          1996                                  940      SF            100.0             3/1/2007        609,375
 40.191          1970                                  950      SF            100.0             3/1/2007        609,375
 40.192          1970                                  945      SF            100.0             3/1/2007        609,375
   41            1974             1998             153,678      SF            100.0            9/25/2006     30,800,000
   42            1986                              191,775      SF             92.9            11/1/2006     29,550,000
   43            1961             2001             159,137      SF             93.0            11/1/2006     32,500,000
   44            1982             2006             359,180      SF             92.1            10/9/2006     30,900,000
   45            2001                              437,214      SF            100.0           12/19/2006     33,000,000
   46            1998             2003             117,372      SF             98.3           12/31/2006     29,000,000
   47            2000                                  392     Units           96.2            7/26/2006     32,500,000
   48            1990             2005             117,691      SF             93.2            12/4/2006     26,900,000
   49            2005                                  123     Rooms           74.9            8/11/2006     31,000,000
   50            1972             1996             141,190      SF             94.3            10/5/2006     25,100,000
   51            1965             1991                 487     Units           97.9             2/1/2007     26,000,000
   52            1975             2006             161,608      SF             96.6           10/19/2006     25,500,000
   53            1910             2002              81,512      SF            100.0             1/1/2007     24,400,000
   54            1956             1988             131,849      SF            100.0           12/31/2006     22,500,000
   55            2001                               85,750      SF             85.2            7/31/2006     24,840,000
   56            1950             2006             132,000      SF             98.5           11/30/2006     27,000,000
   57           Various                                356     Units           85.7              Various     21,650,000
 57.01           1970                                  256     Units           84.0            11/1/2006     14,150,000
 57.02           1982                                  100     Units           90.0            11/3/2006      7,500,000
   58            2005                                  119     Rooms           81.3           10/31/2006     22,800,000
   59            1999                                  302     Units           93.0           11/13/2006     21,860,000
   60          2005-2006                            50,117      SF            100.0             6/9/2006     27,000,000
   61            2005                               67,608      SF             88.0           12/31/2006     19,550,000
   62            1984                                  166     Units           89.2            1/12/2007     22,500,000
   63            1999                               46,535      SF            100.0            10/9/2006     21,800,000
   64            1982             2005             128,098      SF             89.5            12/1/2006     20,900,000
   65           Various           2002             187,642      SF             98.9              Various     19,000,000
 65.01           1990             2002             130,898      SF             98.4           10/10/2006     13,800,000
 65.02           1974             2002              56,744      SF            100.0            10/1/2006      5,200,000
   66            1995                                  150     Rooms           81.0            9/30/2006     24,900,000
   67            1913             2004             131,284      SF             96.1           10/18/2006     20,750,000
   68            1999                               90,203      SF             90.9             1/1/2007     20,450,000
   69            2006                                  135     Rooms           69.0             1/1/2007     21,000,000
   70           Various         Various            347,727      SF             89.9            9/12/2006     21,875,000
 70.01           1985                               86,025      SF             90.3            9/12/2006      6,800,000
 70.02           1984                               89,401      SF             90.3            9/12/2006      6,200,000
 70.03           1984             2005              61,435      SF             92.3            9/12/2006      3,575,000
 70.04           1986                               63,410      SF            100.0            9/12/2006      2,900,000
 70.05           1970                               47,456      SF             71.6            9/12/2006      2,400,000
   71            2006                               65,408      SF            100.0            12/8/2006     17,950,000
   72            1953             1995                 702     Units           89.7           10/24/2006     19,000,000
   73           Various         Various            106,206      SF            100.0            1/23/2007     18,870,000
 73.01           2001             2005              51,993      SF            100.0            1/23/2007      9,300,000
 73.02           1972             2000              42,213      SF            100.0            1/23/2007      6,700,000
 73.03           1998                               12,000      SF            100.0            1/23/2007      2,870,000
   74            1969             2006                 170     Units           92.9           11/15/2006     17,600,000
   75            1982             2005                 242     Rooms           62.5            9/30/2006     24,900,000
   76         2002 - 2004                              150     Units           88.0            12/8/2006     17,200,000
   77            1976             2006             323,000      SF             99.5            9/25/2006     17,600,000
   78            1985                                  354     Units           95.2            11/1/2006     17,200,000
 78.01           1985                                  132     Units           96.2            11/1/2006      6,500,000
 78.02           1985                                  222     Units           94.6            11/1/2006     10,700,000
   79            1974             1999             136,990      SF            100.0            9/30/2006     16,200,000
   80            1999                               90,316      SF            100.0           10/27/2006     15,900,000
                Various         Various            498,998      SF            100.0            6/30/2005     32,200,000
   81            1988             1999             336,350      SF            100.0            6/30/2005     16,800,000
   82            1998             2001             162,648      SF            100.0            6/30/2005     15,400,000
   83         2004, 2006                            51,020      SF             95.6             1/3/2007     16,000,000
   84            1999                               58,003      SF             98.3             2/3/2006     16,600,000
   85            2005                              137,886      SF             97.8           12/22/2006     16,300,000
   86           Various                                117     Units           95.7            1/22/2007     16,200,000
 86.01         2003-2005                                82     Units           96.3            1/22/2007     11,855,639
 86.02           1994                                   35     Units           97.1            1/22/2007      4,344,361
   87            1973             2006                 206     Units           90.3           12/31/2006     16,000,000
   88            1986             2001             100,413      SF             85.6            7/31/2006     16,300,000
   89            1968             2002              79,689      SF             85.8            7/31/2006     17,400,000
   90            2005                                   95     Rooms           76.5           10/31/2006     15,100,000
   91            1924             1986             120,598      SF             96.2            11/7/2006     16,500,000
   92            1998                              101,932      SF            100.0           12/31/2006     15,600,000
   93            2006                               61,680      SF             98.1            1/30/2007     14,650,000
   94            1990                              119,776      SF             91.0           12/18/2006     16,200,000
   95            1989             1999             193,013      SF             73.5            11/1/2006     18,400,000
   96            1999                               85,750      SF             85.0            7/31/2006     17,100,000
   97            1985             2000              93,345      SF             89.4           10/27/2006     13,900,000
   98            1994                               92,556      SF             95.6            12/1/2006     18,950,000
   99            1942                              120,200      SF            100.0            12/5/2006     17,400,000
  100            1956                              360,005      SF             86.1            9/13/2006     14,250,000
  101            2006                               41,744      SF             95.1            1/30/2007     12,950,000
  102            2006                               32,908      SF             94.1            12/1/2006     13,600,000
  103            1996                              119,695      SF            100.0            11/8/2006     14,400,000
  104            2001             2006             123,782      SF             96.4           12/13/2006     16,300,000
  105         1970, 1972       2003, 2006          113,587      SF             95.7            12/1/2006     16,700,000
  106            2007                               59,816      SF            100.0            1/10/2007     12,875,000
  107            2004                                  204     Units           75.5            9/28/2006     14,750,000
  108            1989                              105,758      SF            100.0            10/3/2006     12,950,000
  109            1990                               45,670      SF             95.9           11/27/2006     14,900,000
  110            1990                              109,114      SF            100.0             3/1/2007     12,700,000
  111            1956             1995             201,100      SF             95.0            12/1/2006     16,200,000
  112            1966             1996              90,422      SF             81.3           11/30/2006     12,550,000
  113            1983             1997                 192     Units           96.4           10/24/2006     12,510,000
  114            1973                               45,801      SF             97.4            12/5/2006     22,000,000
  115            1972             1999              56,361      SF             92.0           11/15/2006     13,000,000
  116           Various         Various            134,801      SF            100.0           10/18/2006     13,680,000
 116.01       1972, 1977                            62,444      SF            100.0           10/18/2006      5,860,000
 116.02          1981                               43,855      SF            100.0           10/18/2006      4,540,000
 116.03          1967             1980              28,502      SF            100.0           10/18/2006      3,280,000
  117            2001                               28,087      SF             97.1             1/4/2007     16,300,000
  118            2004                               53,500      SF             82.5            11/7/2006     12,300,000
  119            1990             1997              88,873      SF             94.2            12/4/2006     13,700,000
  120            2004                               43,216      SF            100.0             2/5/2007     12,500,000
  121           Various                            114,649      SF             98.3            10/1/2006     12,425,000
 121.01          1989             2004              65,577      SF             97.0            10/1/2006      6,750,000
 121.02          1987                               49,072      SF            100.0            10/1/2006      5,675,000
  122            2006                               25,347      SF             88.6           12/15/2006     11,500,000
  123            1990                              114,386      SF            100.0            11/1/2006     15,200,000
  124            1993                               64,966      SF            100.0            9/30/2006     13,700,000
  125            1987             2002             255,230      SF            100.0            12/1/2006     12,800,000
  126            1986                               70,042      SF            100.0             6/1/2006     14,600,000
  127            2004                               62,440      SF             93.6           12/13/2006     11,450,000
  128            1999                               73,700      SF             74.3            7/31/2006     12,800,000
  129            1910             1989             147,610      SF             87.3             2/1/2007     10,900,000
  130            2006                               48,000      SF             95.5           11/14/2006     12,400,000
  131            1999                               73,400      SF             85.2            7/31/2006     12,000,000
  132            1999                               76,362      SF             84.1            7/31/2006     12,600,000
  133            1999                                   95     Rooms           79.1           10/31/2006     10,600,000
  134            1975                               93,155      SF             84.7            9/30/2006     16,060,000
  135            2000                               73,075      SF             86.7            7/31/2006     12,300,000
  136            1967             2002              46,896      SF             93.8             9/1/2006     10,400,000
  137            1994                               80,499      SF            100.0             8/1/2006     11,200,000
  138            1988                               35,244      SF             93.1           11/30/2006     11,300,000
  139            1998             2006                 122     Rooms           69.7            9/30/2006     10,700,000
  140            2001                               73,625      SF             81.2            7/31/2006     12,680,000
  141            2001                               51,398      SF            100.0            11/3/2006     10,100,000
  142            2002                               60,000      SF            100.0           11/29/2006      9,400,000
  143            1971             2005                 114     Rooms           65.2            9/30/2006     11,000,000
  144            1984                               43,535      SF             91.7            11/1/2006      9,950,000
  145            1999                               56,550      SF             90.3            12/7/2006     10,000,000
  146            2006                              129,600      SF            100.0           12/26/2006      9,000,000
  147            1982                                  224     Units           85.7           12/12/2006      8,500,000
  148            2001             2006                  82     Rooms           71.6           10/31/2006      9,800,000
  149            1998                                  136     Units           94.9           10/27/2006      8,640,000
  150            2000             2006                  84     Rooms           67.8            8/31/2006      9,600,000
  151            1998                                   78     Rooms           76.0           10/31/2006      8,400,000
  152            1985                               75,148      SF             89.1           12/19/2006     10,300,000
  153            1997                               71,136      SF             81.4            7/31/2006     10,300,000
  154            2005                               12,211      SF            100.0           12/14/2006      8,500,000
  155            1914             1997              32,288      SF             96.2           10/25/2006      8,900,000
  156            1984                                  205     Pads            85.4            11/3/2006      9,850,000
  157            1999                              108,755      SF             89.7            11/1/2006     13,300,000
  158            1999                                   96     Units           95.8           11/22/2006      7,500,000
  159            2004                                   82     Rooms           60.3           10/31/2006      8,500,000
  160            2006                               15,222      SF             90.2           11/21/2006      9,900,000
  161            1963                                  163     Units           97.5            9/13/2006      7,950,000
  162            1996                               43,403      SF             99.2           10/31/2006      7,525,000
  163            1964                                  117     Pads           100.0            12/1/2006      7,840,000
  164            1989                               75,522      SF            100.0            1/16/2007      8,900,000
  165            1998                                  121     Rooms           78.0           10/31/2006      7,700,000
  166            1992                                   90     Rooms           76.9            9/30/2006      7,500,000
  167            1989                                  129     Rooms           77.0           12/31/2006      7,875,000
  168            2001                               73,187      SF             92.2           11/20/2006      7,580,000
  169            2006                               14,490      SF            100.0           10/23/2006      6,850,000
  170            1988             2006              49,600      SF             93.2           11/13/2006      7,200,000
  171            2004                               22,821      SF            100.0            11/3/2006      6,540,000
  172            1977             2007             154,789      SF            100.0            11/8/2006      6,675,000
  173            1914             2006              23,493      SF             80.6             1/1/2007      8,990,000
                Various         Various            193,877      SF             89.6              Various      7,770,000
  174            1990             2001              93,277      SF             84.9           10/25/2006      4,500,000
  175            1989             1996             100,600      SF             93.9           10/30/2006      3,270,000
  176            1971             2000                 143     Rooms           57.9            9/30/2006      8,000,000
  177            1974             2000              63,142      SF             92.2            11/3/2006      8,900,000
  178            1998                               62,475      SF             86.2            7/31/2006      8,000,000
  179           Various                             30,028      SF            100.0             3/1/2007     10,430,000
 179.01          1999                                3,200      SF            100.0             3/1/2007      1,480,000
 179.02          1999                                2,871      SF            100.0             3/1/2007      1,440,000
 179.03          1985                                3,011      SF            100.0             3/1/2007      1,380,000
 179.04          1979                                3,923      SF            100.0             3/1/2007      1,330,000
 179.05          1976                                3,889      SF            100.0             3/1/2007      1,150,000
 179.06          2000                                3,939      SF            100.0             3/1/2007      1,100,000
 179.07          1990                                3,000      SF            100.0             3/1/2007      1,070,000
 179.08          1983                                2,695      SF            100.0             3/1/2007      1,040,000
 179.09          2000                                3,500      SF            100.0             3/1/2007        440,000
  180            2004                                   88     Rooms           74.0           10/31/2006      7,000,000
  181            1999                               25,100      SF            100.0            11/9/2006      7,000,000
  182            2001                               82,802      SF             83.2            12/6/2006      7,095,000
  183            2003                               56,265      SF             83.0           10/17/2006      7,150,000
  184            1966             2005                 104     Pads           100.0            12/5/2006      6,790,000
  185            2004                               86,078      SF             70.5           12/12/2006      6,180,000
  186            2006                               40,500      SF            100.0             1/3/2007      6,200,000
  187            1998             2001                 104     Rooms           63.3            8/31/2006      6,600,000
  188            1907             2005              36,516      SF             85.4           10/31/2006      6,210,000
  189            1991                               52,975      SF             86.1            7/31/2006      7,500,000
                 1996                               36,080      SF            100.0           11/30/2006      6,800,000
  190            1996                               30,000      SF            100.0           11/30/2006      5,100,000
  191            1996                                6,080      SF            100.0           11/30/2006      1,700,000
  192            2003                                   80     Rooms           71.9           10/31/2006      6,600,000
  193            2003                               14,490      SF            100.0           11/29/2006      5,700,000
  194            1870             2000              34,631      SF             94.9           10/27/2006      5,750,000
  195            1996                               42,737      SF             82.1           12/13/2006      5,700,000
  196            1967             2005              22,525      SF            100.0            11/9/2006      6,600,000
  197            1955             2003               6,910      SF            100.0            11/1/2006     10,850,000
  198            1989                                  148     Units           98.0           12/14/2006      5,550,000
  199            1996                               66,656      SF            100.0           10/27/2006      7,690,000
  200            1986                               67,379      SF             91.1            11/1/2006      6,400,000
  201            1999             2004              50,809      SF            100.0           12/11/2006     10,750,000
  202            2004                               13,824      SF            100.0            8/15/2006      5,510,000
  203            2000             2006             106,000      SF            100.0           11/30/2006      5,700,000
  204            1973             2004                 168     Units           86.3            9/30/2006      6,400,000
  205            2006                               15,080      SF            100.0            10/6/2006      5,150,000
  206            2007                               14,820      SF            100.0             4/3/2006      5,750,000
  207            2001                               19,507      SF             91.6           10/31/2006      4,900,000
  208            2006                               14,820      SF            100.0            11/6/2006      5,400,000
  209            2000                               10,461      SF            100.0           10/15/2006      5,050,000
  210            2005                               19,383      SF             77.8            8/31/2006      5,190,000
  211            1974                               65,510      SF             98.2            9/30/2006      7,720,000
  212            1977                               57,443      SF             93.0             9/1/2006      8,520,000
  213            2006                               14,200      SF            100.0            1/31/2007      5,500,000
  214            1982                               77,626      SF             88.1            12/1/2006      5,120,000
  215            1994             1998                 130     Rooms           60.6            9/30/2006      5,615,000
  216            1990                               94,841      SF            100.0            9/30/2005      6,200,000
  217         1971, 1980       1998, 2006           23,183      SF            100.0             1/1/2007      6,200,000
  218            1975                               99,440      SF            100.0            9/15/2006      8,500,000
  219            2004                               60,375      SF             88.1            8/31/2006      5,400,000
  220            1997                               43,550      SF            100.0           10/31/2006      7,550,000
  221            2004                                   36     Units          100.0            9/28/2006      4,700,000
  222            2006                                  102     Units           99.2            9/30/2006      6,600,000
  223            2006                               14,752      SF            100.0            9/16/2006      4,870,000
  224            1970             1995                 108     Units           95.4           11/27/2006      4,870,000
  225           Various           2003              15,509      SF            100.0            9/30/2006      5,500,000
 225.01          1981             2003              11,570      SF            100.0            9/30/2006      4,558,273
 225.02          1910             2003               3,939      SF            100.0            9/30/2006        941,727
  226            2000                               28,770      SF            100.0            12/6/2006      6,400,000
  227            2005                               14,658      SF             85.0            11/2/2006      4,440,000
  228            1973             1995             154,800      SF            100.0             6/1/2006      7,250,000
  229            1992                                  158     Units           91.8            11/8/2006      4,870,000
  230            2005                               24,480      SF            100.0            11/1/2006      4,910,000
  231            1985                               25,365      SF            100.0            11/8/2006      4,730,000
  232          1978-1982          2005                 119     Units           94.1            1/18/2007      4,000,000
  233            2006                               11,069      SF             85.9           10/15/2006      4,160,000
  234            1972                               81,891      SF             92.6            11/1/2006      4,620,000
  235            1974             2006              20,676      SF             88.2           11/29/2006      3,800,000
  236            1999             2004              11,200      SF            100.0           10/25/2006      3,800,000
  237            1973             2006                 125     Units           92.0             9/1/2006      4,640,000
  238            2006                               13,400      SF            100.0           12/20/2006      4,900,000
  239            1992                                   60     Units           88.3             6/8/2006      3,660,000
  240            1945             2005              24,445      SF             90.1            12/7/2006      4,160,000
  241            1998                               11,200      SF            100.0           10/25/2006      3,500,000
  242            2002             2006              25,575      SF            100.0           11/14/2006      5,250,000
  243            2006                               12,718      SF            100.0           11/30/2006      3,900,000
  244            2006                               42,000      SF            100.0             6/9/2006      3,500,000
  245            2001                                   72     Units           93.1            12/5/2006      4,300,000
  246            1970             2005              56,883      SF             90.3            7/31/2006      3,800,000
  247            1980             2001              32,259      SF            100.0            11/1/2006      4,100,000
  248            2006                               17,380      SF             84.4           12/12/2006      8,000,000
  249            1972             1987              31,566      SF             91.5           12/21/2006      3,500,000
  250            1950                               10,975      SF            100.0             8/3/2006      4,900,000
  251            1998                                   44     Units           94.9            9/30/2006      4,100,000
  252            1963                                   26     Units          100.0            6/19/2006      3,700,000
  253            1988                                   33     Units          100.0            9/30/2006      4,040,000
  254            2002                               40,480      SF            100.0            11/1/2006      3,760,000
  255            1923             2005                  75     Units           98.7           10/23/2006      4,380,000
  256            2006                               11,422      SF            100.0            12/1/2006      4,200,000
  257            1916             1996                  63     Units          100.0            10/5/2006     46,000,000
  258            2004                                3,944      SF            100.0           10/19/2006      2,850,000
  259            1996             2004              60,075      SF             73.6           10/17/2006      3,220,000
  260            2005                               15,400      SF            100.0           11/16/2006      3,010,000
  261            2006                               10,200      SF            100.0            9/15/2006      2,975,000
  262            1954             1996              23,769      SF            100.0           11/13/2006      3,100,000
  263            1971                                   64     Units           98.2            10/4/2006      3,010,000
  264            1985             2006                  66     Units          100.0            1/18/2007      2,650,000
  265            2000                               10,125      SF            100.0           10/19/2006      2,785,000
  266            1963             1987              35,512      SF             96.6            11/1/2006      3,610,000
  267            2001                               23,942      SF            100.0            11/1/2006      2,925,000
  268           Various                             27,042      SF            100.0             3/1/2007      2,505,000
 268.01          2006                                9,014      SF            100.0             3/1/2007        875,000
 268.02          2006                                9,014      SF            100.0             3/1/2007        880,000
 268.03          2006                                9,014      SF            100.0             3/1/2007        750,000
  269            2006                               10,144      SF            100.0           11/13/2006      3,000,000
  270            2005                               12,331      SF             89.6           10/31/2006      3,160,000
  271            2005                                6,804      SF            100.0            8/31/2006      3,110,000
  272            1987                               28,005      SF             89.5            10/1/2006      5,000,000
  273            1929             2006                  16     Units           93.8           10/16/2006      6,400,000
  274            1925             1992                  16     Units          100.0           10/19/2006      4,000,000
  275            1987             1994              15,537      SF             91.1           12/15/2006      2,475,000
  276            1997                               11,200      SF            100.0           10/25/2006      2,500,000
  277          1974/1976          2004                  72     Units          100.0           12/19/2006      2,370,000
  278            2006                               18,571      SF            100.0            11/7/2006      2,720,000
  279            2005                               10,840      SF            100.0             4/1/2006      3,640,000
  280            1979             2002              24,506      SF             87.1            1/16/2007      2,500,000
  281           Various                             27,042      SF            100.0             3/1/2007      2,270,000
 281.01          2006                                9,014      SF            100.0             3/1/2007        790,000
 281.02          2005                                9,014      SF            100.0             3/1/2007        730,000
 281.03          2006                                9,014      SF            100.0             3/1/2007        750,000
  282            1972                                   30     Units           96.7             5/1/2006      2,380,000
  283            2005                               11,300      SF            100.0             6/2/2006      4,150,000
  284            1981             2006                  45     Units          100.0            10/1/2006      2,300,000
  285            2006                                5,125      SF            100.0           11/13/2006      2,295,000
  286            1964                                   18     Units           94.4            6/27/2006      2,520,000
  287            2001                                7,955      SF            100.0            10/1/2006      2,330,000
  288            1996             1999              19,176      SF            100.0            5/23/2006      3,450,000
  289            1977             2002                  49     Units           93.9           10/31/2006      2,200,000
  290            2005                               16,400      SF            100.0           11/29/2006      1,990,000
  291            2001                                6,502      SF            100.0             9/1/2006      2,440,000
  292            1977             1994              17,745      SF             83.5           11/11/2006      2,380,000
  293            1985                                   46     Units           95.7             3/1/2006      2,225,000
  294            1983                                   32     Units          100.0            11/1/2006      1,820,000
  295            2005                                7,510      SF            100.0            9/15/2006      1,900,000
  296            1971                                   38     Units           92.1             1/4/2007      1,750,000
  297            2002                               24,987      SF             94.3           10/26/2006      1,750,000
  298            1958                                   47     Pads            97.9             9/6/2006      1,850,000
  299            1978                                   53     Units           94.3            4/28/2006      1,605,000
  300            1988                                4,153      SF            100.0           10/19/2006      1,900,000
  301            2002                               15,000      SF            100.0           11/22/2006      1,600,000
  302            2005                                5,208      SF            100.0            10/9/2006      1,790,000
  303            1990                                   36     Units          100.0             7/1/2006      1,800,000
  304            1990                                   59     Units           94.9             6/9/2006      1,750,000
  305            1945                                   20     Units          100.0            7/31/2006      1,580,000
  306            1984                                   24     Units          100.0            10/2/2006      1,260,000
  307            2006                                9,823      SF            100.0           10/25/2006      2,200,000
  308            1972                                   16     Units          100.0            6/30/2006      1,600,000
  309            1972                                8,991      SF             89.6            3/23/2006      1,240,000
  310            1985                                   10     Units          100.0            4/30/2006      1,495,000
  311            1964                                   20     Units           95.0            5/31/2006      1,340,000
  312            1936             1998                   7     Units          100.0            5/24/2006      1,425,000
  313            1993                                4,047      SF            100.0            12/1/2006      1,000,000
  314            2006                                9,014      SF            100.0           11/30/2006      1,050,000
  315            1963                                   10     Units          100.0            7/25/2006      1,200,000
  316            1958                                   11     Units          100.0            6/26/2006      1,625,000
  317            1963                                    8     Units          100.0             6/1/2006      1,300,000
  318            1998                               10,876      SF             79.0             6/1/2006      1,665,000
  319            2004                                   16     Units           93.8            6/23/2006        980,000
  320            1894             1980                  20     Units          100.0            6/26/2006      1,000,000
  321            1961                                   10     Units          100.0             6/9/2006      1,385,000
  322            1978                                2,254      SF            100.0            5/15/2006      1,100,000
  323            1928                                   12     Units          100.0            6/14/2006      1,000,000
  324            1996                                   14     Units          100.0            6/30/2006        815,000
  325            1958                                   12     Units          100.0            6/29/2006      1,780,000
  326            1965                                   22     Units          100.0            7/11/2006        725,000
  327            1956                                   16     Units          100.0            6/21/2006      1,265,000
  328            1962                                   34     Units          100.0            6/21/2006      2,000,000
  329            1986                                    8     Units          100.0            6/30/2006      1,100,000
  330            1960                                    5     Units          100.0             5/1/2006        970,000
  331            1958                                   10     Units          100.0             7/5/2006      1,120,000
  332            1960                                    8     Units          100.0            4/30/2006        785,000
  333            1991                                   10     Units          100.0            6/13/2006      1,500,000

                  APPRAISAL
 LOAN #              DATE                       PML %
-------------------------------------------------------------------

   1                      11/1/2006
  1.01
  1.02
   2                       1/1/2007
   3                       6/1/2006
   4                     11/27/2006
   5                     10/30/2006
   6                     11/17/2006
  6.01                   11/17/2006
  6.02                   11/17/2006
  6.03                   11/17/2006
  6.04                   11/17/2006
  6.05                   11/17/2006
  6.06                   11/17/2006
  6.07                   11/17/2006
  6.08                   11/17/2006
  6.09                   11/17/2006
  6.10                   11/17/2006
  6.11                   11/17/2006
  6.12                   11/17/2006
  6.13                   11/17/2006
  6.14                   11/17/2006
  6.15                   11/17/2006
   7                     11/27/2006
   8                     11/13/2006               14
   9                       2/1/2007
   10                    12/20/2006
   11                    10/23/2006
   12                    10/17/2006
 12.01                   10/17/2006
 12.02                   10/17/2006
 12.03                   10/17/2006
                           8/9/2006
   13                      8/9/2006
   14                      8/9/2006
   15                      8/9/2006
   16                     11/2/2006
   17                     11/1/2007
   18                     11/2/2006
   19                     12/5/2006               14
   20                    11/10/2006               16
   21                    11/17/2006
   22                     12/1/2006
   23                     11/1/2006
   24                      1/1/2007
   25                     11/9/2006
   26                     11/9/2006
   27                      7/1/2006
   28                      1/1/2009
   29                     11/1/2006
   30                    10/17/2006
 30.01                   10/17/2006
 30.02                   10/17/2006
   31                    10/12/2006
   32                      5/1/2007
   33                     8/31/2006               19
   34                      6/7/2006
   35                     12/1/2006
   36                     10/1/2006
   37                    12/15/2006
   38                    10/12/2006
   39                     9/25/2006
 39.01                    9/25/2006
 39.02                    9/25/2006
 39.03                    9/25/2006
   40                     3/29/2005
 40.001                   3/29/2005
 40.002                   3/29/2005
 40.003                   3/29/2005
 40.004                   3/29/2005
 40.005                   3/29/2005
 40.006                   3/29/2005
 40.007                   3/29/2005
 40.008                   3/29/2005
 40.009                   3/29/2005
 40.010                   3/29/2005
 40.011                   3/29/2005
 40.012                   3/29/2005
 40.013                   3/29/2005
 40.014                   3/29/2005
 40.015                   3/29/2005
 40.016                   3/29/2005
 40.017                   3/29/2005
 40.018                   3/29/2005
 40.019                   3/29/2005
 40.020                   3/29/2005
 40.021                   3/29/2005
 40.022                   3/29/2005
 40.023                   3/29/2005
 40.024                   3/29/2005
 40.025                   3/29/2005
 40.026                   3/29/2005
 40.027                   3/29/2005
 40.028                   3/29/2005
 40.029                   3/29/2005
 40.030                   3/29/2005
 40.031                   3/29/2005
 40.032                   3/29/2005
 40.033                   3/29/2005
 40.034                   3/29/2005
 40.035                   3/29/2005
 40.036                   3/29/2005
 40.037                   3/29/2005
 40.038                   3/29/2005
 40.039                   3/29/2005
 40.040                   3/29/2005
 40.041                   3/29/2005
 40.042                   3/29/2005
 40.043                   3/29/2005
 40.044                   3/29/2005
 40.045                   3/29/2005
 40.046                   3/29/2005
 40.047                   3/29/2005
 40.048                   3/29/2005
 40.049                   3/29/2005
 40.050                   3/29/2005
 40.051                   3/29/2005
 40.052                   3/29/2005
 40.053                   3/29/2005
 40.054                   3/29/2005
 40.055                   3/29/2005
 40.056                   3/29/2005
 40.057                   3/29/2005
 40.058                   3/29/2005
 40.059                   3/29/2005
 40.060                   3/29/2005
 40.061                   3/29/2005
 40.062                   3/29/2005
 40.063                   3/29/2005
 40.064                   3/29/2005
 40.065                   3/29/2005
 40.066                   3/29/2005
 40.067                   3/29/2005
 40.068                   3/29/2005
 40.069                   3/29/2005
 40.070                   3/29/2005
 40.071                   3/29/2005
 40.072                   3/29/2005
 40.073                   3/29/2005
 40.074                   3/29/2005
 40.075                   3/29/2005
 40.076                   3/29/2005
 40.077                   3/29/2005
 40.078                   3/29/2005
 40.079                   3/29/2005
 40.080                   3/29/2005
 40.081                   3/29/2005
 40.082                   3/29/2005
 40.083                   3/29/2005
 40.084                   3/29/2005
 40.085                   3/29/2005
 40.086                   3/29/2005
 40.087                   3/29/2005
 40.088                   3/29/2005
 40.089                   3/29/2005
 40.090                   3/29/2005
 40.091                   3/29/2005
 40.092                   3/29/2005
 40.093                   3/29/2005
 40.094                   3/29/2005
 40.095                   3/29/2005
 40.096                   3/29/2005
 40.097                   3/29/2005
 40.098                   3/29/2005
 40.099                   3/29/2005
 40.100                   3/29/2005
 40.101                   3/29/2005
 40.102                   3/29/2005
 40.103                   3/29/2005
 40.104                   3/29/2005
 40.105                   3/29/2005
 40.106                   3/29/2005
 40.107                   3/29/2005
 40.108                   3/29/2005
 40.109                   3/29/2005
 40.110                   3/29/2005
 40.111                   3/29/2005
 40.112                   3/29/2005
 40.113                   3/29/2005
 40.114                   3/29/2005
 40.115                   3/29/2005
 40.116                   3/29/2005
 40.117                   3/29/2005
 40.118                   3/29/2005
 40.119                   3/29/2005
 40.120                   3/29/2005
 40.121                   3/29/2005
 40.122                   3/29/2005
 40.123                   3/29/2005
 40.124                   3/29/2005
 40.125                   3/29/2005
 40.126                   3/29/2005
 40.127                   3/29/2005
 40.128                   3/29/2005
 40.129                   3/29/2005
 40.130                   3/29/2005
 40.131                   3/29/2005
 40.132                   3/29/2005
 40.133                   3/29/2005
 40.134                   3/29/2005
 40.135                   3/29/2005
 40.136                   3/29/2005
 40.137                   3/29/2005
 40.138                   3/29/2005
 40.139                   3/29/2005
 40.140                   3/29/2005
 40.141                   3/29/2005
 40.142                   3/29/2005
 40.143                   3/29/2005
 40.144                   3/29/2005
 40.145                   3/29/2005
 40.146                   3/29/2005
 40.147                   3/29/2005
 40.148                   3/29/2005
 40.149                   3/29/2005
 40.150                   3/29/2005
 40.151                   3/29/2005
 40.152                   3/29/2005
 40.153                   3/29/2005
 40.154                   3/29/2005
 40.155                   3/29/2005
 40.156                   3/29/2005
 40.157                   3/29/2005
 40.158                   3/29/2005
 40.159                   3/29/2005
 40.160                   3/29/2005
 40.161                   3/29/2005
 40.162                   3/29/2005
 40.163                   3/29/2005
 40.164                   3/29/2005
 40.165                   3/29/2005
 40.166                   3/29/2005
 40.167                   3/29/2005
 40.168                   3/29/2005
 40.169                   3/29/2005
 40.170                   3/29/2005
 40.171                   3/29/2005
 40.172                   3/29/2005
 40.173                   3/29/2005
 40.174                   3/29/2005
 40.175                   3/29/2005
 40.176                   3/29/2005
 40.177                   3/29/2005
 40.178                   3/29/2005
 40.179                   3/29/2005
 40.180                   3/29/2005
 40.181                   3/29/2005
 40.182                   3/29/2005
 40.183                   3/29/2005
 40.184                   3/29/2005
 40.185                   3/29/2005
 40.186                   3/29/2005
 40.187                   3/29/2005
 40.188                   3/29/2005
 40.189                   3/29/2005
 40.190                   3/29/2005
 40.191                   3/29/2005
 40.192                   3/29/2005
   41                     10/6/2006
   42                    10/20/2006
   43                      9/6/2006               19
   44                     12/1/2006
   45                    11/28/2006
   46                      1/4/2007               12
   47                     9/13/2006
   48                      7/1/2007               13
   49                      8/1/2006
   50                    10/13/2006
   51                     11/2/2006
   52                    12/14/2006               0
   53                    11/20/2006
   54                     12/8/2006
   55                    10/19/2006
   56                    11/10/2006
   57                    10/10/2006
 57.01                   10/10/2006
 57.02                   10/10/2006
   58                     12/1/2006
   59                    10/17/2006
   60                      8/1/2006
   61                      1/2/2007
   62                    11/28/2006               14
   63                      9/1/2006
   64                    10/23/2006
   65                       Various
 65.01                    10/5/2006
 65.02                   10/12/2006
   66                     11/1/2006
   67                     10/3/2006
   68                    10/17/2006
   69                      1/1/2007
   70                     7/18/2006
 70.01                    7/18/2006
 70.02                    7/18/2006
 70.03                    7/18/2006
 70.04                    7/18/2006
 70.05                    7/18/2006
   71                    12/31/2006               10
   72                    10/23/2006
   73                       Various
 73.01                   12/15/2006
 73.02                    12/4/2006
 73.03                   11/27/2006
   74                     9/28/2006
   75                    10/12/2006
   76                     9/25/2006
   77                     9/28/2006
   78                    10/16/2006
 78.01                   10/16/2006
 78.02                   10/16/2006
   79                     8/30/2006
   80                    11/16/2006
                          7/20/2005
   81                     7/20/2005
   82                     7/20/2005
   83                     12/2/2006               12
   84                    11/23/2005
   85                      8/9/2006
   86                     8/17/2006
 86.01                    8/17/2006
 86.02                    8/17/2006
   87                    10/23/2006
   88                    10/24/2006
   89                    10/17/2006
   90                    11/17/2006
   91                    10/31/2006               18
   92                     11/6/2006
   93                    11/15/2006
   94                    12/20/2006
   95                    11/30/2006
   96                    10/24/2006
   97                    11/16/2006
   98                     11/6/2006               15
   99                    11/27/2006
  100                     11/1/2006
  101                    11/29/2006
  102                      1/1/2007
  103                    11/11/2006
  104                    11/28/2006               17
  105                    11/27/2006
  106                      1/1/2007
  107                      9/1/2006
  108                    10/18/2006
  109                     11/1/2006               8
  110                     11/1/2006
  111                     12/7/2006
  112                    11/27/2006
  113                    10/23/2006
  114                    10/12/2006               18
  115                    10/25/2006
  116                     11/8/2006            Various
 116.01                   11/8/2006               15
 116.02                   11/8/2006               15
 116.03                   11/8/2006               18
  117                     11/7/2006
  118                    10/26/2006
  119                     9/27/2006
  120                     12/6/2006               11
  121                     10/5/2006
 121.01                   10/5/2006
 121.02                   10/5/2006
  122                     12/5/2006               17
  123                    12/13/2006               18
  124                    10/28/2006               17
  125                    11/10/2006
  126                      6/3/2006               13
  127                     12/6/2006
  128                    10/17/2006
  129                     11/1/2006
  130                     12/1/2006
  131                    10/24/2006
  132                    10/17/2006
  133                    11/28/2006
  134                     8/18/2006               12
  135                    10/17/2006
  136                     11/2/2006
  137                    10/19/2006
  138                    10/18/2006
  139                      9/1/2006
  140                    10/19/2006
  141                    10/12/2006
  142                    11/29/2006
  143                    11/28/2006
  144                    11/15/2006
  145                     12/6/2006
  146                     12/6/2006
  147                    11/28/2006
  148                     11/8/2006
  149                    10/18/2006
  150                     11/2/2006
  151                    11/29/2006
  152                     12/2/2006               13
  153                    10/17/2006
  154                    10/23/2006               10
  155                    10/18/2006               19
  156                    10/11/2006               13
  157                    11/16/2006               13
  158                    10/27/2006
  159                      1/1/2007
  160                    10/20/2006               14
  161                     9/13/2006               14
  162                     12/1/2006               12
  163                    11/30/2006               17
  164                    11/22/2006
  165                     11/1/2006
  166                     10/1/2006
  167                      8/4/2006
  168                     10/5/2006               11
  169                     11/2/2006
  170                    11/19/2006
  171                     11/1/2006
  172                    11/14/2006
  173                    11/20/2006               16
                         10/20/2006               10
  174                    10/20/2006               10
  175                    10/20/2006               10
  176                      6/1/2006
  177                     11/1/2007
  178                    10/17/2006
  179                       Various
 179.01                   1/26/2005
 179.02                   1/26/2005
 179.03                   1/10/2005
 179.04                   1/10/2005
 179.05                   1/26/2005
 179.06                   1/10/2005
 179.07                   1/10/2005
 179.08                   1/10/2005
 179.09                   1/12/2005
  180                    10/12/2006
  181                     11/2/2006
  182                     9/26/2006               8
  183                    11/20/2006               16
  184                    10/27/2006               11
  185                     12/6/2006
  186                    12/11/2006
  187                     11/1/2006
  188                     11/9/2006               19
  189                    10/17/2006
                          9/25/2006
  190                     9/25/2006
  191                     9/25/2006
  192                     10/6/2006
  193                     12/1/2006
  194                    11/13/2006
  195                     12/4/2006
  196                    11/20/2006               14
  197                     9/15/2006               17
  198                    11/30/2006
  199                    11/10/2006
  200                    11/22/2006
  201                     11/7/2006
  202                      8/2/2006
  203                    11/30/2006
  204                     10/4/2006
  205                      9/1/2006
  206                     1/15/2007
  207                    10/14/2006
  208                     11/6/2006
  209                    10/15/2006
  210                    10/22/2006
  211                     8/23/2006               16
  212                     8/23/2006               15
  213                    12/11/2006               12
  214                     10/5/2006
  215                     9/19/2006               9
  216                    11/14/2006
  217                     11/6/2006               11
  218                     9/20/2006
  219                    10/18/2006               16
  220                    11/29/2006
  221                    11/13/2006
  222                     9/19/2006
  223                     9/16/2006
  224                    11/21/2006
  225                     11/6/2006
 225.01
 225.02
  226                    11/16/2006
  227                     11/9/2006
  228                    10/16/2006               8
  229                    10/20/2006
  230                    10/23/2006
  231                    11/13/2006
  232                      8/7/2006
  233                    10/15/2006
  234                    10/23/2006
  235                     12/1/2006
  236                     9/25/2006
  237                     10/5/2006
  238                      2/1/2007
  239                     4/24/2006
  240                     10/3/2006
  241                     9/25/2006
  242                     11/6/2006               12
  243                     2/28/2007               10
  244                     9/26/2006
  245                     9/19/2006
  246                     11/1/2006
  247                    10/23/2006
  248                    11/14/2006               13
  249                     12/9/2006
  250                     9/25/2006               18
  251                    10/10/2006
  252                     5/30/2006
  253                     11/7/2006               12
  254                    10/23/2006
  255                    10/23/2006               19
  256                     12/1/2006               9
  257                    12/15/2005
  258                    10/18/2006
  259                     11/6/2006
  260                    11/20/2006
  261                     10/4/2006               6
  262                    10/18/2006
  263                    10/23/2006
  264                      8/7/2006
  265                    11/13/2006
  266                    10/17/2006               14
  267                    11/30/2006
  268                       Various
 268.01                   11/2/2006
 268.02                   11/3/2006
 268.03                   11/2/2006
  269                    11/14/2006
  270                    10/11/2006
  271                    10/25/2006
  272                     10/1/2006
  273                     10/4/2006               18
  274                      9/1/2006
  275                    11/21/2006
  276                     9/25/2006
  277                    10/16/2006
  278                    10/30/2006
  279                    10/19/2006
  280                     1/22/2007
  281                       Various
 281.01                  11/17/2006
 281.02                   11/3/2006
 281.03                   11/2/2006
  282                     4/10/2006
  283                     6/13/2006
  284                    10/27/2006
  285                    10/18/2006
  286                      5/9/2006
  287                    10/27/2006
  288                     5/17/2006
  289                     11/9/2006
  290                     9/15/2006
  291                     11/2/2006
  292                    11/20/2006
  293                     4/27/2006
  294                    10/16/2006
  295                    10/14/2006
  296                    11/10/2006
  297                     9/20/2006
  298                     3/22/2006               11
  299                     3/21/2006
  300                    10/31/2006               11
  301                    11/22/2006               12
  302                     9/30/2006
  303                      5/8/2006
  304                     4/26/2006
  305                     6/29/2006
  306                    10/13/2006
  307                    11/16/2006
  308                     6/13/2006
  309                     5/13/2006
  310                     3/29/2006
  311                     6/12/2006
  312                      5/1/2006
  313                    11/28/2006
  314                     12/5/2006
  315                     6/22/2006
  316                     3/10/2006
  317                     5/11/2006
  318                     7/10/2006
  319                     5/22/2006
  320                     6/23/2006
  321                     5/19/2006
  322                      6/2/2006
  323                     6/19/2006
  324                      6/8/2006
  325                     7/11/2006
  326                     6/23/2006
  327                    12/19/2005
  328                    12/19/2005
  329                      6/5/2006
  330                     4/13/2006
  331                     6/20/2006
  332                     3/29/2006
  333                     5/18/2006

                                             LARGEST TENANT

              SINGLE                                                                              LEASE
 LOAN #       TENANT                         TENANT NAME                         UNIT SIZE    EXPIRATION(32)
------------------------------------------------------------------------------------------------------------

   1
  1.01
  1.02
   2                     D.E. Shaw & Co. LP                                        192,837     3/31/2017
   3
   4
   5                     RSUI Group                                                134,124     6/30/2020
   6       Various
  6.01     Yes           International Paper                                       100,000     4/30/2011
  6.02                   Memphis Group                                              91,362     7/31/2009
  6.03     Yes           International Paper                                        75,643     4/30/2011
  6.04     Yes           Zomax Inc                                                 227,500     4/30/2008
  6.05     Yes           International Paper                                        80,013    11/30/2007
  6.06                   Fujitsu Computer Systems                                   60,670     2/28/2011
  6.07     Yes           Dynamic Tire                                              200,000    11/30/2012
  6.08                   Renal Care Group, Inc                                      10,000     7/31/2013
  6.09                   Crown Equipment                                            38,539    11/30/2011
  6.10                   Terminex International                                     69,958     4/30/2010
  6.11     Yes           Fed Ex                                                     36,000     9/30/2009
  6.12                   Securitas Secuirty Services USA                             5,236    11/30/2011
  6.13                   EPAC Tech                                                  46,045     1/31/2011
  6.14                   Exel                                                       45,404           MTM
  6.15                   Tech Print                                                 30,404     5/31/2009
   7                     Boscov's #12                                              167,597     9/30/2010
   8                     The Angeles Clinic                                         14,089     2/28/2011
   9
   10                    Orion Engines                                              23,134     6/30/2007
   11                    Ashley's Furniture                                         35,246    11/30/2011
   12
 12.01                   Dibble & Associates                                        23,048     9/30/2011
 12.02                   United Health Care                                         47,746      2/1/2008
 12.03                   Multi Systems Inc                                          26,121     1/31/2012

   13
   14
   15
   16
   17
   18                    Belk                                                      101,547     3/31/2011
   19      Yes           San Diego Gas & Electric Company                          200,002    12/31/2017
   20                    Marina Medical Billing Service (800)                       49,533     2/28/2009
   21                    Wells Fargo                                               140,251     7/31/2010
   22                    Barr Research                                              39,382    11/30/2014
   23                    International Shipholding                                  30,648    12/31/2008
   24      Yes           Quintiles Transnational Corp.                             235,485    12/31/2016
   25                    Priority Mail Facility                                     93,880    10/31/2007
   26                    Home Depot                                                109,800    11/30/2020
   27      Yes           Raymour & Flanigan                                        881,975     8/31/2021
   28
   29                    Service Merchandise                                        60,000     2/28/2009
   30
 30.01
 30.02
   31                    Comcast of New Jersey II, LLC                              36,771     6/30/2016
   32      Yes           AMCOR Pet Packaging USA Inc                               715,745    10/31/2021
   33
   34      Yes           The Yankee Candle Company                                 331,580     1/31/2016
   35                    Tom Thumb                                                  70,658     6/12/2018
   36                    Stamford Hospital Basement                                 57,442    11/30/2021
   37                    Tudson Medical Center                                      94,616    12/31/2021
   38      Yes           Cellco Partnership d/b/a Verizon Wireless                 139,424      3/9/2016
   39
 39.01
 39.02
 39.03
   40      Yes
 40.001    Yes           Cajun Operating Company                                       945    12/27/2024
 40.002    Yes           Cajun Operating Company                                       945    12/27/2024
 40.003    Yes           Cajun Operating Company                                       764    12/27/2024
 40.004    Yes           Cajun Operating Company                                       960    12/27/2024
 40.005    Yes           Cajun Operating Company                                     1,140    12/27/2024
 40.006    Yes           Cajun Operating Company                                     1,500    12/27/2024
 40.007    Yes           Cajun Operating Company                                     2,123    12/27/2024
 40.008    Yes           Cajun Operating Company                                       945    12/27/2024
 40.009    Yes           Cajun Operating Company                                       960    12/27/2024
 40.010    Yes           Cajun Operating Company                                     1,230    12/27/2024
 40.011    Yes           Cajun Operating Company                                       960    12/27/2024
 40.012    Yes           Cajun Operating Company                                       983    12/27/2024
 40.013    Yes           Cajun Operating Company                                       985    12/27/2024
 40.014    Yes           Cajun Operating Company                                     1,470    12/27/2024
 40.015    Yes           Cajun Operating Company                                     1,302    12/27/2024
 40.016    Yes           Cajun Operating Company                                       983    12/27/2024
 40.017    Yes           Cajun Operating Company                                       983    12/27/2024
 40.018    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.019    Yes           Cajun Operating Company                                       983    12/27/2024
 40.020    Yes           Cajun Operating Company                                       983    12/27/2024
 40.021    Yes           Cajun Operating Company                                     1,190    12/27/2024
 40.022    Yes           Cajun Operating Company                                     1,200    12/27/2024
 40.023    Yes           Cajun Operating Company                                     1,260    12/27/2024
 40.024    Yes           Cajun Operating Company                                     1,360    12/27/2024
 40.025    Yes           Cajun Operating Company                                     1,286    12/27/2024
 40.026    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.027    Yes           Cajun Operating Company                                     1,150    12/27/2024
 40.028    Yes           Cajun Operating Company                                     1,516    12/27/2024
 40.029    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.030    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.031    Yes           Cajun Operating Company                                     1,118    12/27/2024
 40.032    Yes           Cajun Operating Company                                     1,190    12/27/2024
 40.033    Yes           Cajun Operating Company                                     1,122    12/27/2024
 40.034    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.035    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.036    Yes           Cajun Operating Company                                     1,155    12/27/2024
 40.037    Yes           Cajun Operating Company                                     1,100    12/27/2024
 40.038    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.039    Yes           Cajun Operating Company                                     1,172    12/27/2024
 40.040    Yes           Cajun Operating Company                                     1,157    12/27/2024
 40.041    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.042    Yes           Cajun Operating Company                                     1,156    12/27/2024
 40.043    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.044    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.045    Yes           Cajun Operating Company                                     1,190    12/27/2024
 40.046    Yes           Cajun Operating Company                                     1,296    12/27/2024
 40.047    Yes           Cajun Operating Company                                     1,122    12/27/2024
 40.048    Yes           Cajun Operating Company                                     1,190    12/27/2024
 40.049    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.050    Yes           Cajun Operating Company                                     1,543    12/27/2024
 40.051    Yes           Cajun Operating Company                                     1,122    12/27/2024
 40.052    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.053    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.054    Yes           Cajun Operating Company                                     1,122    12/27/2024
 40.055    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.056    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.057    Yes           Cajun Operating Company                                     1,924    12/27/2024
 40.058    Yes           Cajun Operating Company                                       994    12/27/2024
 40.059    Yes           Cajun Operating Company                                       875    12/27/2024
 40.060    Yes           Cajun Operating Company                                     1,491    12/27/2024
 40.061    Yes           Cajun Operating Company                                       987    12/27/2024
 40.062    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.063    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.064    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.065    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.066    Yes           Cajun Operating Company                                     1,491    12/27/2024
 40.067    Yes           Cajun Operating Company                                     1,320    12/27/2024
 40.068    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.069    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.070    Yes           Cajun Operating Company                                     1,008    12/27/2024
 40.071    Yes           Cajun Operating Company                                     1,100    12/27/2024
 40.072    Yes           Cajun Operating Company                                       966    12/27/2024
 40.073    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.074    Yes           Cajun Operating Company                                     1,320    12/27/2024
 40.075    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.076    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.077    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.078    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.079    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.080    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.081    Yes           Cajun Operating Company                                     1,134    12/27/2024
 40.082    Yes           Cajun Operating Company                                     1,276    12/27/2024
 40.083    Yes           Cajun Operating Company                                     1,800    12/27/2024
 40.084    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.085    Yes           Cajun Operating Company                                       420    12/27/2024
 40.086    Yes           Cajun Operating Company                                     1,390    12/27/2024
 40.087    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.088    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.089    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.090    Yes           Cajun Operating Company                                     1,395    12/27/2024
 40.091    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.092    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.093    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.094    Yes           Cajun Operating Company                                     1,335    12/27/2024
 40.095    Yes           Cajun Operating Company                                     1,855    12/27/2024
 40.096    Yes           Cajun Operating Company                                     1,364    12/27/2024
 40.097    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.098    Yes           Cajun Operating Company                                     1,774    12/27/2024
 40.099    Yes           Cajun Operating Company                                       420    12/27/2024
 40.100    Yes           Cajun Operating Company                                     1,572    12/27/2024
 40.101    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.102    Yes           Cajun Operating Company                                     1,470    12/27/2024
 40.103    Yes           Cajun Operating Company                                       420    12/27/2024
 40.104    Yes           Cajun Operating Company                                     1,512    12/27/2024
 40.105    Yes           Cajun Operating Company                                     1,781    12/27/2024
 40.106    Yes           Cajun Operating Company                                       480    12/27/2024
 40.107    Yes           Cajun Operating Company                                     1,100    12/27/2024
 40.108    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.109    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.110    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.111    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.112    Yes           Cajun Operating Company                                       420    12/27/2024
 40.113    Yes           Cajun Operating Company                                     1,701    12/27/2024
 40.114    Yes           Cajun Operating Company                                     2,080    12/27/2024
 40.115    Yes           Cajun Operating Company                                     1,470    12/27/2024
 40.116    Yes           Cajun Operating Company                                       420    12/27/2024
 40.117    Yes           Cajun Operating Company                                     1,218    12/27/2024
 40.118    Yes           Cajun Operating Company                                     1,800    12/27/2024
 40.119    Yes           Cajun Operating Company                                     1,462    12/27/2024
 40.120    Yes           Cajun Operating Company                                     1,386    12/27/2024
 40.121    Yes           Cajun Operating Company                                     1,336    12/27/2024
 40.122    Yes           Cajun Operating Company                                     1,169    12/27/2024
 40.123    Yes           Cajun Operating Company                                     1,496    12/27/2024
 40.124    Yes           Cajun Operating Company                                     1,924    12/27/2024
 40.125    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.126    Yes           Cajun Operating Company                                     1,350    12/27/2024
 40.127    Yes           Cajun Operating Company                                       420    12/27/2024
 40.128    Yes           Cajun Operating Company                                     1,750    12/27/2024
 40.129    Yes           Cajun Operating Company                                     1,274    12/27/2024
 40.130    Yes           Cajun Operating Company                                     1,428    12/27/2024
 40.131    Yes           Cajun Operating Company                                     1,512    12/27/2024
 40.132    Yes           Cajun Operating Company                                     1,280    12/27/2024
 40.133    Yes           Cajun Operating Company                                     1,758    12/27/2024
 40.134    Yes           Cajun Operating Company                                       576    12/27/2024
 40.135    Yes           Cajun Operating Company                                     1,945    12/27/2024
 40.136    Yes           Cajun Operating Company                                       787    12/27/2024
 40.137    Yes           Cajun Operating Company                                       950    12/27/2024
 40.138    Yes           Cajun Operating Company                                     1,575    12/27/2024
 40.139    Yes           Cajun Operating Company                                     2,378    12/27/2024
 40.140    Yes           Cajun Operating Company                                     1,472    12/27/2024
 40.141    Yes           Cajun Operating Company                                     1,800    12/27/2024
 40.142    Yes           Cajun Operating Company                                     1,934    12/27/2024
 40.143    Yes           Cajun Operating Company                                     1,500    12/27/2024
 40.144    Yes           Cajun Operating Company                                     1,560    12/27/2024
 40.145    Yes           Cajun Operating Company                                     1,100    12/27/2024
 40.146    Yes           Cajun Operating Company                                     1,230    12/27/2024
 40.147    Yes           Cajun Operating Company                                     1,232    12/27/2024
 40.148    Yes           Cajun Operating Company                                     1,230    12/27/2024
 40.149    Yes           Cajun Operating Company                                     1,230    12/27/2024
 40.150    Yes           Cajun Operating Company                                     1,230    12/27/2024
 40.151    Yes           Cajun Operating Company                                     1,100    12/27/2024
 40.152    Yes           Cajun Operating Company                                     1,200    12/27/2024
 40.153    Yes           Cajun Operating Company                                     1,200    12/27/2024
 40.154    Yes           Cajun Operating Company                                     1,784    12/27/2024
 40.155    Yes           Cajun Operating Company                                     1,945    12/27/2024
 40.156    Yes           Cajun Operating Company                                     2,600    12/27/2024
 40.157    Yes           Cajun Operating Company                                     1,723    12/27/2024
 40.158    Yes           Cajun Operating Company                                     2,123    12/27/2024
 40.159    Yes           Cajun Operating Company                                     2,123    12/27/2024
 40.160    Yes           Cajun Operating Company                                     2,123    12/27/2024
 40.161    Yes           Cajun Operating Company                                     5,468    12/27/2024
 40.162    Yes           Cajun Operating Company                                       638    12/27/2024
 40.163    Yes           Cajun Operating Company                                     1,590    12/27/2024
 40.164    Yes           Cajun Operating Company                                       886    12/27/2024
 40.165    Yes           Cajun Operating Company                                     1,945    12/27/2024
 40.166    Yes           Cajun Operating Company                                       780    12/27/2024
 40.167    Yes           Cajun Operating Company                                       780    12/27/2024
 40.168    Yes           Cajun Operating Company                                     1,180    12/27/2024
 40.169    Yes           Cajun Operating Company                                     1,430    12/27/2024
 40.170    Yes           Cajun Operating Company                                     1,155    12/27/2024
 40.171    Yes           Cajun Operating Company                                     1,395    12/27/2024
 40.172    Yes           Cajun Operating Company                                       787    12/27/2024
 40.173    Yes           Cajun Operating Company                                       800    12/27/2024
 40.174    Yes           Cajun Operating Company                                       852    12/27/2024
 40.175    Yes           Cajun Operating Company                                     1,350    12/27/2024
 40.176    Yes           Cajun Operating Company                                     1,196    12/27/2024
 40.177    Yes           Cajun Operating Company                                     1,080    12/27/2024
 40.178    Yes           Cajun Operating Company                                     1,245    12/27/2024
 40.179    Yes           Cajun Operating Company                                     1,110    12/27/2024
 40.180    Yes           Cajun Operating Company                                     1,750    12/27/2024
 40.181    Yes           Cajun Operating Company                                     1,106    12/27/2024
 40.182    Yes           Cajun Operating Company                                     1,176    12/27/2024
 40.183    Yes           Cajun Operating Company                                       787    12/27/2024
 40.184    Yes           Cajun Operating Company                                     1,406    12/27/2024
 40.185    Yes           Cajun Operating Company                                       780    12/27/2024
 40.186    Yes           Cajun Operating Company                                     1,144    12/27/2024
 40.187    Yes           Cajun Operating Company                                     1,300    12/27/2024
 40.188    Yes           Cajun Operating Company                                     1,134    12/27/2024
 40.189    Yes           Cajun Operating Company                                     1,130    12/27/2024
 40.190    Yes           Cajun Operating Company                                       940    12/27/2024
 40.191    Yes           Cajun Operating Company                                       950    12/27/2024
 40.192    Yes           Cajun Operating Company                                       945    12/27/2024
   41                    Levitz Furniture                                           91,103     6/30/2019
   42                    Ollies Bargin Outlet                                       36,416     1/31/2010
   43                    Amgen USA, Inc.                                            48,622    10/31/2013
   44                    JC Penney                                                  80,373    11/30/2007
   45      Yes           Flextronics International USA, Inc.                       437,214    12/31/2016
   46                    Albertsons #6041                                           62,433     3/31/2023
   47
   48                    Food 4 Less                                                55,000      2/9/2010
   49
   50                    My Publisher                                               19,305     2/29/2012
   51
   52                    Fiesta Mexicana Market                                     52,400    10/31/2014
   53                    County of Hudson Technical School                          13,300     6/30/2007
   54                    Sikorsky Aircraft Corporation                             109,624     9/30/2011
   55
   56                    Barkley                                                   130,000    10/31/2016
   57
 57.01
 57.02
   58
   59
   60                    Edwin Watts Golf Shops                                     11,392    11/30/2015
   61                    Terri's Consign                                            19,000     9/30/2015
   62
   63      Yes           Carmax Auto Superstores, Inc.                              46,535      8/9/2016
   64                    Safeway Inc.                                               50,243      7/8/2012
   65
 65.01                   Rainbow Foods                                              65,476     8/15/2010
 65.02                   Toys R Us                                                  43,300     1/31/2015
   66
   67                    Rees Associates, Inc.                                      29,912     11/1/2015
   68                    Wild Oats                                                  27,000    11/30/2013
   69
   70
 70.01                   Minyards Food Store                                        46,046    10/31/2009
 70.02                   United Supermarkets, Ltd.                                  40,500    10/31/2008
 70.03                   Tractor Supply                                             24,548    10/31/2015
 70.04                   Brookshires                                                26,600     2/18/2011
 70.05                   O'Reilly Automotive                                         8,505    11/30/2007
   71      Yes           Afognak Native Corporation                                 65,408     1/31/2022
   72
   73      Yes
 73.01     Yes           Corinthian Colleges, Inc.                                  51,993     6/30/2015
 73.02     Yes           Nationwide Insurance                                       42,213     7/31/2010
 73.03     Yes           San Jacinto Methodist Hospital                             12,000     4/30/2013
   74
   75
   76
   77                    Xtreme Indoor Karting                                      85,000     7/31/2013
   78
 78.01
 78.02
   79                    City of Phoenix                                            61,850     1/30/2011
   80                    Colonial Bank                                              41,565     3/30/2020
           Yes
   81      Yes           Dana Corporation                                          336,350     6/30/2025
   82      Yes           Dana Corporation                                          162,648     6/30/2025
   83                    Anytime Fitness                                             6,143     1/31/2013
   84                    VDL Management                                             10,500     9/30/2009
   85                    Walgreens (Pad Lease)                                      69,000     8/30/2080
   86
 86.01
 86.02
   87
   88
   89
   90
   91                    City of Long Beach                                         20,466     9/30/2011
   92                    Laboratory Corporation of America                          55,139     6/30/2009
   93                    St. John Detroit Riverview Hospital (Outpatient Space)     22,130     8/31/2016
   94                    Roche Bros. Supermarkets, LLC                              46,167     9/30/2010
   95                    Kmart                                                      86,479     6/30/2016
   96
   97                    MFI Office Centers                                         20,835     2/28/2019
   98                    St Johns Regional Medical Center                           31,156    12/14/2018
   99                    Yang Shing Trading Co., Inc.                              104,200     2/28/2019
  100                    Haynes Furniture Company, Inc.                             77,675     1/31/2013
  101                    East Orange Ambulatory Surgery Center                      17,434    10/31/2011
  102                    Washington Mutual Bank, F.A.                                4,012     5/31/2016
  103                    Shoder Furniture                                           42,600     3/31/2012
  104                    W5 Networks                                                17,396      8/1/2007
  105                    Dr. David G. O'Neal                                         7,767     2/28/2009
  106      Yes           TCF National Bank                                          59,816    12/31/2021
  107
  108                    Albertsons                                                 42,630     7/31/2010
  109                    Scripps Health                                             11,284    11/14/2020
  110                    Goodwill                                                   44,000     9/30/2010
  111                    S&K Investment                                            141,300     7/31/2014
  112                    VA Hospital                                                11,389     11/1/2011
  113
  114                    Jordan Property Group                                       3,030     1/31/2008
  115                    Staples                                                    28,054      5/1/2012
  116
 116.01                  Crystal Day Care                                           14,000    12/31/2010
 116.02                  GI Joe's Army Airforce Surplus Outlet                       5,900     8/31/2007
 116.03                  Alaska Bingo Supply, Incorporated                          14,307    11/30/2013
  117                    Total Merchant Services, Inc.                              18,912      9/1/2010
  118                    Iowa Realty                                                10,896     8/31/2015
  119                    Gap Outlet                                                  7,482     4/30/2008
  120                    Trader Joe's Co.                                           12,780     1/31/2014
  121
 121.01                  Metro Mattress                                              9,226     8/31/2008
 121.02                  Genesse Survey                                             12,980      2/1/2008
  122                    Bubble's Laundry                                            2,880     9/30/2026
  123                    EA Productions (John Stagliano, Inc.)                      24,427     7/31/2009
  124                    Save Mart Supermarkets -FoodMaxx                           50,052     5/31/2008
  125                     Steve & Barry's                                           44,000     5/31/2015
  126                    La Mesa  OB/ Gyn                                            5,641     3/31/2010
  127                    Publix Supermarkets                                        44,840    11/30/2024
  128
  129                    Steak and Shake Company                                    57,201     3/31/2011
  130                    Wellington Regional Medical Center                          7,514    12/31/2016
  131
  132
  133
  134
  135
  136                    Happy Harrys                                               12,000    12/31/2017
  137                    Publix                                                     55,999     9/30/2013
  138                    Advocate Medical                                            5,507     4/30/2016
  139
  140
  141      Yes           Aaron Rents, Inc.                                          51,398     5/31/2021
  142      Yes           HSBC Private Label Corporation                             60,000     3/31/2012
  143
  144                    Goodwill Industries                                        12,340     7/30/2010
  145                    Food Lion                                                  33,000    10/31/2019
  146      Yes           Herbalife                                                 129,600    12/31/2016
  147
  148
  149
  150
  151
  152                    Albertsons                                                 42,966     11/1/2010
  153
  154      Yes           Walgreen Co.                                               12,211    12/31/2080
  155                    Bruce Graney & Company, Inc.                                6,587     3/31/2007
  156
  157                    Arcsoft, Inc. #859                                         26,200     6/30/2009
  158
  159
  160                    Beauty Shack                                                1,847     9/30/2016
  161
  162                    TCI Cablevision of Utah, Inc                                8,100    12/31/2008
  163
  164      Yes           Coca-Cola Enterprises Inc.                                 75,522    10/31/2021
  165
  166
  167
  168                    Christine Alexander                                        39,827     2/28/2009
  169      Yes           Walgreen Co.                                               14,490     6/30/2081
  170                    Mugshots Bar & Grill                                        8,000    10/31/2009
  171                    Stonewood                                                   6,000     3/31/2013
  172                    K-Mart                                                     87,061     5/31/2007
  173                    Sina Fashion                                                2,000    12/31/2009

  174
  175
  176
  177                    Sports Authority                                           44,753     8/31/2017
  178
  179      Yes
 179.01    Yes           Strategic Restaurants Acquisition Corp.                     3,200      6/5/2029
 179.02    Yes           Strategic Restaurants Acquisition Corp.                     2,871      6/5/2029
 179.03    Yes           Strategic Restaurants Acquisition Corp.                     3,011      6/5/2029
 179.04    Yes           Strategic Restaurants Acquisition Corp.                     3,923      6/5/2029
 179.05    Yes           Strategic Restaurants Acquisition Corp.                     3,889      6/5/2029
 179.06    Yes           Strategic Restaurants Acquisition Corp.                     3,939      6/5/2029
 179.07    Yes           Strategic Restaurants Acquisition Corp.                     3,000      6/5/2029
 179.08    Yes           Strategic Restaurants Acquisition Corp.                     2,695      6/5/2029
 179.09    Yes           Strategic Restaurants Acquisition Corp.                     3,500      6/5/2029
  180
  181                    Maytag                                                      7,600      7/1/2011
  182
  183
  184
  185
  186      Yes           Turner Furniture of North Carolina, LLC                    40,500    12/31/2022
  187
  188                    Lisa Breslau                                                4,825     8/31/2008
  189
           Yes
  190      Yes           Barnes & Noble                                             30,000     1/31/2017
  191      Yes           Kinko's                                                     6,080      4/6/2012
  192
  193      Yes           Walgreen Co.                                               14,490     2/23/2078
  194                    U.S. Post Office                                            8,000     3/31/2019
  195                    Butter's Bar                                                4,008     2/28/2011
  196                    Adult Day Care                                             12,456     4/27/2014
  197                    Ralf's Antiques                                             3,950    12/31/2009
  198
  199                    Winn Dixie                                                 61,656     10/9/2016
  200                    Mike's Furniture                                           37,100     1/31/2010
  201                    Little Switzerland                                         17,686      6/1/2013
  202      Yes           CVS                                                        13,824     10/8/2024
  203                    COMAC, Inc.                                                86,000    11/30/2016
  204
  205                    Darque Tan                                                  2,860     4/30/2016
  206      Yes           Walgreen's                                                 14,820     9/30/2081
  207                    Jason's Deli                                                4,790     8/31/2011
  208      Yes           Walgreens Co.                                              14,820     5/31/2081
  209      Yes           CVS                                                        10,461      1/1/2023
  210                    Sampaio's Restaurant                                        3,347    12/31/2015
  211
  212
  213                    Chong S. Won                                                3,350     8/31/2009
  214                    The University of Phoenix                                  18,481     6/30/2011
  215
  216      Yes           K-Mart                                                     94,841    11/30/2018
  217                    Groove Addicts Inc.                                        10,828    11/14/2009
  218                    GSA                                                        70,000     2/29/2016
  219
  220                    Interceramic, Tile & Stone Gallery                         12,039     2/28/2009
  221
  222
  223      Yes           CVS                                                        14,752     1/31/2032
  224
  225
 225.01                  The Compass Group                                           7,450     7/31/2014
 225.02                  Halper-Rawiszer Financial Group                             3,039    12/31/2010
  226                    Happy Harry's Inc.                                         12,000     9/26/2020
  227                    Amish Craftsmen, L.P.                                       4,081     8/14/2011
  228                    Bowers Steel                                               40,800     1/31/2009
  229
  230      Yes           Discount Drug Mart                                         24,480     3/31/2021
  231                    LAM Enterprises                                             5,700     7/31/2010
  232
  233                    Honeybaked Ham                                              2,780     9/30/2016
  234                    Gabriel Brothers, Inc.                                     57,193     5/31/2014
  235                    Dr. William M. Healy; Dr. Mathew D. Antalek                 5,466     9/30/2018
  236      Yes           CVS Pharmacy, Inc                                          11,200     7/27/2019
  237
  238      Yes           Shane Co.                                                  13,400     1/31/2017
  239
  240                    Gravitas Restaurant                                         6,800     6/30/2015
  241      Yes           CVS Pharmacy, Inc.                                         11,200     7/21/2018
  242      Yes           Los Angeles County Department of Public Social Services    25,575     6/30/2021
  243                    Panera Bread                                                4,400     8/31/2016
  244      Yes           Frito Lay                                                  42,000      6/8/2016
  245
  246
  247      Yes           Discount Drug Mart                                         32,259     3/31/2017
  248                    Falletti Market                                             6,700    10/31/2016
  249                    Mountain Empire Vet Services                                5,225    11/30/2008
  250                    Video Hut                                                   4,000     1/31/2009
  251
  252
  253
  254                    Discount Drug Mart                                         25,480     3/31/2016
  255
  256                    Makan Sushi Restaurant                                      3,704    10/31/2013
  257
  258      Yes           Regions Bank                                                3,944     9/20/2024
  259
  260                    Converse Pizza                                              4,900     6/30/2015
  261                    Thai Palace                                                 2,500     8/31/2011
  262                    Dollar General                                              9,712    10/31/2011
  263
  264
  265      Yes           CVS Corporation                                            10,125     1/31/2021
  266
  267      Yes           Staples of Henderson                                       23,942     3/21/2016
  268      Yes
 268.01    Yes           Dollar General                                              9,014     4/30/2016
 268.02    Yes           Dollar General                                              9,014     9/30/2015
 268.03    Yes           Dollar General                                              9,014     3/31/2015
  269                    Rome's Pizza                                                2,594    11/30/2013
  270                    Style Exchange                                              2,419    11/30/2011
  271                    Prickly Pear Fresh Mexican Grill                            3,890     5/31/2015
  272                    Johnson Engineering                                         3,347    12/31/2010
  273
  274                    Stanley Schoen - Store                                      1,200    12/31/2012
  275                    Maria Castillo d'Oro                                        5,824     6/30/2011
  276      Yes           CVS Pharmacy, Inc.                                         11,200    12/27/2017
  277
  278      Yes           Office Depot                                               18,571     9/30/2021
  279                    Payless Shoe Source                                         3,200     3/31/2011
  280                    Amegy Bank                                                  9,639     2/28/2015
  281      Yes
 281.01    Yes           Dollar General                                              9,014     9/30/2015
 281.02    Yes           Dollar General                                              9,014     7/31/2015
 281.03    Yes           Dollar General                                              9,014     8/31/2016
  282
  283      Yes           Tutor Time of Eastvale                                     11,300     8/31/2025
  284
  285      Yes           Panera, LLC                                                 5,125      5/2/2021
  286
  287                    Cafe Express                                                5,852     2/28/2013
  288                    Insurance Profit Systems                                    4,244    11/30/2007
  289
  290                    Cato Corporation                                            4,160     1/31/2011
  291                    Panda Express                                               2,082     3/31/2012
  292                    Pasta Lira Provinos                                         4,710     7/31/2008
  293
  294
  295                    TC Homes                                                    3,556     2/28/2010
  296
  297                    Jekyll & Hyde Restaurant                                    6,358    10/31/2008
  298
  299
  300                    Liquor Store                                                1,475     2/28/2014
  301      Yes           Accolade Motorsports, LLC, dba BMW of Salt Lake            15,000     6/30/2012
  302                    Trustco Bank                                                2,000      2/6/2026
  303
  304
  305
  306
  307                    Valley Wine and Spirits                                     3,968     2/28/2013
  308
  309                    Dr Hill                                                     1,482    10/14/2009
  310
  311
  312
  313                    Pizza Hut                                                   1,344    11/30/2009
  314      Yes           Dollar General                                              9,014     8/31/2016
  315
  316
  317
  318                    Koreana Grill                                               3,113     8/13/2011
  319
  320
  321
  322      Yes           Starbucks                                                   2,254     3/31/2016
  323
  324
  325
  326
  327
  328
  329
  330
  331
  332
  333

                                    2ND LARGEST TENANT
                                                                        LEASE
 LOAN #                    TENANT NAME                    UNIT SIZE   EXPIRATION
-----------------------------------------------------------------------------------

   1
  1.01
  1.02
   2       Pzena Investment Management                       24,958      9/30/2015
   3
   4
   5       Fisher & Phillips                                 71,207     12/31/2010
   6
  6.01
  6.02     Jacob tubing                                      20,250     12/31/2007
  6.03
  6.04
  6.05
  6.06     Fed Ex                                            11,130      2/28/2007
  6.07
  6.08     R&L Inc                                            5,168      5/31/2006
  6.09     Besser Company                                    35,519     12/31/2009
  6.10
  6.11
  6.12     Staffing Solutions SE                              5,175      6/30/2008
  6.13     Rockwell Collins                                  23,199      8/31/2007
  6.14     Quality Incentive Company                         36,404      5/31/2008
  6.15     Hagemeyer North America                           25,554      3/31/2009
   7       Giant Food Stores # 269                           92,939     10/31/2025
   8       ALHE, L.L.C.                                      12,405      9/30/2013
   9
   10      West Michigan                                     19,400      2/28/2008
   11      Spencer's A/C & Appliance                         16,130      6/30/2013
   12
 12.01     Hendricks & Partners                              15,248       3/6/2014
 12.02     Realty Executives                                 11,397      1/31/2014
 12.03     CIGNA                                             18,664      1/31/2008

   13
   14
   15
   16
   17
   18      Sears                                             93,750      3/10/2011
   19
   20      Western Union Financials (900)                    39,153     10/23/2009
   21      Pan Am International Flight Academy               68,849      2/12/2017
   22      Hamilton Lane Advisors                            19,691     10/31/2010
   23      Heller, Draper, Hayden                            14,607      3/31/2012
   24
   25      Rolls-Royce Corporation                           39,245      9/30/2011
   26      Kohls                                             80,371      1/31/2017
   27
   28
   29      Office Depot                                      41,900      6/25/2010
   30
 30.01
 30.02
   31      ClinPhone, Inc.                                   33,352      7/31/2016
   32
   33
   34
   35      Mohous Salon                                       7,943      4/30/2013
   36      Acxiom Corporations                               23,914     10/30/2007
   37      Avalon Health Center                              34,340     12/31/2016
   38
   39
 39.01
 39.02
 39.03
   40
 40.001
 40.002
 40.003
 40.004
 40.005
 40.006
 40.007
 40.008
 40.009
 40.010
 40.011
 40.012
 40.013
 40.014
 40.015
 40.016
 40.017
 40.018
 40.019
 40.020
 40.021
 40.022
 40.023
 40.024
 40.025
 40.026
 40.027
 40.028
 40.029
 40.030
 40.031
 40.032
 40.033
 40.034
 40.035
 40.036
 40.037
 40.038
 40.039
 40.040
 40.041
 40.042
 40.043
 40.044
 40.045
 40.046
 40.047
 40.048
 40.049
 40.050
 40.051
 40.052
 40.053
 40.054
 40.055
 40.056
 40.057
 40.058
 40.059
 40.060
 40.061
 40.062
 40.063
 40.064
 40.065
 40.066
 40.067
 40.068
 40.069
 40.070
 40.071
 40.072
 40.073
 40.074
 40.075
 40.076
 40.077
 40.078
 40.079
 40.080
 40.081
 40.082
 40.083
 40.084
 40.085
 40.086
 40.087
 40.088
 40.089
 40.090
 40.091
 40.092
 40.093
 40.094
 40.095
 40.096
 40.097
 40.098
 40.099
 40.100
 40.101
 40.102
 40.103
 40.104
 40.105
 40.106
 40.107
 40.108
 40.109
 40.110
 40.111
 40.112
 40.113
 40.114
 40.115
 40.116
 40.117
 40.118
 40.119
 40.120
 40.121
 40.122
 40.123
 40.124
 40.125
 40.126
 40.127
 40.128
 40.129
 40.130
 40.131
 40.132
 40.133
 40.134
 40.135
 40.136
 40.137
 40.138
 40.139
 40.140
 40.141
 40.142
 40.143
 40.144
 40.145
 40.146
 40.147
 40.148
 40.149
 40.150
 40.151
 40.152
 40.153
 40.154
 40.155
 40.156
 40.157
 40.158
 40.159
 40.160
 40.161
 40.162
 40.163
 40.164
 40.165
 40.166
 40.167
 40.168
 40.169
 40.170
 40.171
 40.172
 40.173
 40.174
 40.175
 40.176
 40.177
 40.178
 40.179
 40.180
 40.181
 40.182
 40.183
 40.184
 40.185
 40.186
 40.187
 40.188
 40.189
 40.190
 40.191
 40.192
   41      Babies R Us                                       39,220      1/31/2019
   42      Bon Ton                                           32,000      1/28/2017
   43      Ceres, Inc.                                       48,598      3/31/2014
   44      Beall's                                           54,416     11/30/2013
   45
   46      CVS Pharmacy, Inc. #08789-01                      17,089      3/31/2023
   47
   48      24 Hour Fitness                                   22,000     12/31/2012
   49
   50      All Aboard Day Care                               15,154     11/30/2014
   51
   52      99 Cent Only Store                                31,200      1/31/2010
   53      State of New Jersey                               11,780      2/28/2016
   54      OLM, LLC                                          13,500      5/31/2013
   55
   56
   57
 57.01
 57.02
   58
   59
   60      Millers Boca Ale House                             8,203       4/6/2016
   61      Lina's                                            15,890      3/31/2011
   62
   63
   64      AAA Colorado, Inc.                                 4,800      6/30/2009
   65
 65.01     Marshalls                                         27,000      1/31/2012
 65.02     Carpet King                                        6,864      9/30/2008
   66
   67      Blue Vista                                        17,909      5/15/2011
   68      MoneyWorld Realty                                  5,964       5/6/2007
   69
   70
 70.01     ZLB Plasma                                         9,967      8/14/2008
 70.02     Dollar General                                     7,000      4/30/2008
 70.03     Dollar General                                    10,000      4/30/2008
 70.04     Dollar General                                     9,480     11/30/2009
 70.05     Family Dollar                                      8,050     12/31/2009
   71
   72
   73
 73.01
 73.02
 73.03
   74
   75
   76
   77      ABC Supply Co., Inc                               79,145      6/30/2011
   78
 78.01
 78.02
   79      Leslie's Poolmart                                 53,705      6/30/2009
   80      Sirote & Permutt                                  25,164      6/30/2010

   81
   82
   83      Harbor Rock Bar & Grill                            5,463      1/31/2016
   84      Leavitt Medical                                    7,500      6/30/2006
   85      Wells Fargo Bank (Pad Lease)                      46,000      7/24/2045
   86
 86.01
 86.02
   87
   88
   89
   90
   91      110 Pine Minisuites                               17,934      8/31/2011
   92      XO Arizona, Inc.                                  24,492     12/31/2018
   93      Riverview Lifeline Center, PLLC                    5,833      9/30/2013
   94      Charming Shoppes, Inc.                            12,150      1/31/2009
   95      Food Lion                                         47,990      2/28/2010
   96
   97      Kenney & Solomon                                   5,415     12/31/2007
   98      PMK Medical Group                                  7,986      9/30/2011
   99      Gusto Food Inc.                                   16,000       3/1/2008
  100      Goodwill                                          47,747       6/2/2007
  101      Newburgh Internal Medicine, PC                     4,076     10/31/2011
  102      Verizon Wireless                                   2,800      7/31/2009
  103      PetsMart                                          26,115      1/31/2013
  104      Verseon, Inc.                                     12,944      5/31/2009
  105      Dr. Mintz (Dental Care Alliance)                   6,456     12/31/2007
  106
  107
  108      Walgreen's                                        13,500     10/31/2009
  109      Paradise Valley Hospital                           9,524      4/30/2020
  110      Dollar General - BBB-                              9,600      8/31/2007
  111      J.P. Express                                      32,800      6/30/2008
  112      REL Properties                                     5,005     12/31/2007
  113
  114      Casa Olamendi's Restaurant                         3,020     12/31/2009
  115      Lucille Roberts                                    9,000       4/1/2010
  116
 116.01    Anchorage School District                          8,300      6/30/2010
 116.02    American Dinner                                    4,800     11/30/2020
 116.03    Northern Lights Preschool                         14,195     12/31/2010
  117      Community Banks                                    2,185     10/31/2011
  118      Krieger's Pub & Grill                              4,300      6/30/2015
  119      Bass                                               6,490     12/31/2007
  120      Home Consignment Center                           12,585      8/31/2014
  121
 121.01    Bills Carpet Center                                7,012       8/1/2011
 121.02    Longkar, Rimkus, & Assoc.                          7,800       6/1/2007
  122      Panda Express                                      2,482     12/31/2016
  123      KCI USA, Inc.                                     10,688      7/31/2007
  124      Rent-A-Center                                      5,284      5/31/2009
  125       Elder Beerman                                    40,000       2/2/2013
  126      Children's Urgent Care                             5,441     10/14/2006
  127      Studio 11                                          2,800      5/31/2010
  128
  129      Princetion Search Group                           21,098      9/30/2016
  130      Hurwitz, Dr. Simon, Dr. Steinberg, Dr. Rubin       4,673     12/31/2016
  131
  132
  133
  134
  135
  136      Dollar General                                     8,000      2/28/2010
  137      Party On (Geckos)                                  3,500     10/31/2008
  138      Schwartz's Intimate Apparel                        5,021      9/30/2010
  139
  140
  141
  142
  143
  144      Burger Tex                                         3,600      4/30/2015
  145      Crystal Palace                                     4,700      8/31/2011
  146
  147
  148
  149
  150
  151
  152      California Beauty College                          4,076     11/30/2013
  153
  154
  155      Revival Antiques                                   3,281      5/30/2010
  156
  157      Netopia, Inc.                                     11,085     11/30/2007
  158
  159
  160      Patricia Arciniega, DDS                            1,380     11/30/2016
  161
  162      Hidden Valley Family Medicine                      5,107      8/31/2011
  163
  164
  165
  166
  167
  168      Olympic Aerospace, Inc.                            7,849      6/30/2008
  169
  170      Delicities of the World                            6,800     11/16/2016
  171      National Commercial Holdings                       5,109      5/31/2018
  172      A&P (office depot)                                32,000      8/31/2007
  173      Sweet Tease                                        1,934            M-M

  174
  175
  176
  177      New China Buffet                                   5,280      6/30/2008
  178
  179
 179.01
 179.02
 179.03
 179.04
 179.05
 179.06
 179.07
 179.08
 179.09
  180
  181      Family Christian Stores                            7,500     11/30/2008
  182
  183
  184
  185
  186
  187
  188      Great Society LLC                                  2,450      5/31/2007
  189

  190
  191
  192
  193
  194      Melaver, Inc.                                      4,730      5/31/2019
  195      Buckeye Brew Thru                                  3,200      2/28/2011
  196      Nation Wide Corp.                                  2,860      9/30/2009
  197      Navona Antiques                                    2,960     10/31/2016
  198
  199      Hers Health                                        3,750     10/31/2009
  200      Superpetz                                         20,900      6/30/2010
  201      Marc Bell Capital Partners                        11,426     12/16/2018
  202
  203      Ashland Group, LLC                                20,000      1/17/2009
  204
  205      Franklin Bank SSB                                  2,844      4/30/2016
  206
  207      Fiesta Maya                                        3,030       1/5/2013
  208
  209
  210      Blue Star Cafe                                     2,665      1/31/2011
  211
  212
  213      Yoon Sook Yu                                       3,350      7/31/2009
  214      Weatherford U.S., L.P.                            10,259      1/31/2011
  215
  216
  217      Mark Tregubov (dba Under the Sea)                  5,893      8/14/2008
  218      GSU Holding Corp                                  20,800     11/30/2010
  219
  220      TSP Holding Company                               11,954     11/30/2009
  221
  222
  223
  224
  225
 225.01    Birinyi Associates                                 4,120      2/28/2009
 225.02    Stoneybrook Capital LLC                              450      3/31/2007
  226      First State Liquors                                3,000      8/26/2011
  227      Catalan Food and Wine Restaurant                   4,000      12/1/2015
  228      Grandero Management                               39,000      1/31/2009
  229
  230
  231      Payless ShoeSource #1374                           3,000      4/30/2008
  232
  233      Advance America                                    1,392      7/23/2009
  234      Northcoast Medical Training                       18,652      1/31/2014
  235      Dr. Nora Meahey-Elman                              2,733      9/30/2018
  236
  237
  238
  239
  240      Bering & James Gallery                             3,505      1/31/2011
  241
  242
  243      Figaro's Southwestern Grill                        3,500     11/30/2011
  244
  245
  246
  247
  248      Bank of America                                    4,250     12/31/2013
  249      Other Mothers                                      4,330     12/31/2011
  250      Electric Lotus                                     3,550     12/31/2007
  251
  252
  253
  254      Family Dollar                                      8,000     12/31/2011
  255
  256      Dominos Pizza                                      3,101 11/30/2009, 11/30/2011
  257
  258
  259
  260      Lings Dragon Restruant                             3,900      4/30/2016
  261      Countrywide Home Loans                             2,000      7/31/2010
  262      Sunny's Food Market                                5,200      3/31/2010
  263
  264
  265
  266
  267
  268
 268.01
 268.02
 268.03
  269      Scooters Coffee                                    1,350      4/30/2016
  270      Payday Loan Store                                  2,020      9/30/2011
  271      Bear Rock Cafe                                     2,914      8/31/2016
  272      Exit Realty                                        3,048      5/31/2009
  273
  274
  275      Realcitylife.com                                   1,584      11/1/2009
  276
  277
  278
  279      Radio Shack                                        2,400      1/31/2011
  280      Reach Out Home Care                                3,225      2/28/2008
  281
 281.01
 281.02
 281.03
  282
  283
  284
  285
  286
  287      C Rolls Sushi                                      2,103      4/30/2011
  288      Deschutes Medical                                  2,590            MTM
  289
  290      Design Inspiration                                 3,280      1/14/2012
  291      Starbucks                                          2,000      4/30/2012
  292      Fingertip Nails                                    2,250      8/31/2007
  293
  294
  295      Laser Smooth                                       1,977     10/31/2011
  296
  297      1st American Home Mortgage                         1,420     11/30/2008
  298
  299
  300      Pizza Hut                                          1,349     10/15/2015
  301
  302      All Floors of Orlando                              1,115      6/17/2010
  303
  304
  305
  306
  307      Powell Vision Care                                 1,470      2/28/2011
  308
  309      Dr Droel                                           1,192      6/30/2010
  310
  311
  312
  313      Thai Heaven                                        1,344      5/31/2010
  314
  315
  316
  317
  318      Moxie Java                                         1,640     11/30/2010
  319
  320
  321
  322
  323
  324
  325
  326
  327
  328
  329
  330
  331
  332
  333

                                 3RD LARGEST TENANT
                                                              UNIT      LEASE
 LOAN #                      TENANT NAME                      SIZE    EXPIRATION     LOAN #
-------------------------------------------------------------------------------------------

   1                                                                                   1
  1.01                                                                                1.01
  1.02                                                                                1.02
   2       NEC Business Network Solutions                     15,981    9/30/2011      2
   3                                                                                   3
   4                                                                                   4
   5       Epsterin, Becker & Green, PC                       59,327   10/31/2014      5
   6                                                                                   6
  6.01                                                                                6.01
  6.02     Enovation                                          15,125    5/31/2012     6.02
  6.03                                                                                6.03
  6.04                                                                                6.04
  6.05                                                                                6.05
  6.06     BE Aerospace Inc                                    7,450   12/31/2007     6.06
  6.07                                                                                6.07
  6.08     Compudata Products, Inc                             5,000    3/31/2011     6.08
  6.09     Streamline, LLC                                    20,267    9/30/2007     6.09
  6.10                                                                                6.10
  6.11                                                                                6.11
  6.12     OneSource Facility Services                         4,725   11/30/2007     6.12
  6.13                                                                                6.13
  6.14                                                                                6.14
  6.15     Pro Motion, LLC                                    12,350   12/31/2010     6.15
   7       LA Fitness                                         42,000   12/31/2021      7
   8       Pacific Heart Institute                             9,552    2/28/2012      8
   9                                                                                   9
   10      Florida International                              12,700    6/30/2008      10
   11      Steinway of Phoenix                                10,096    9/30/2015      11
   12                                                                                  12
 12.01     Willdan                                            13,146    10/1/2011    12.01
 12.02     PHC - PNS                                          10,376   10/31/2010    12.02
 12.03     Assocaited Retina                                   9,329    8/31/2012    12.03

   13                                                                                  13
   14                                                                                  14
   15                                                                                  15
   16                                                                                  16
   17                                                                                  17
   18      JC Penney                                          87,623    2/28/2012      18
   19                                                                                  19
   20      The Bascom Group, LLC                              17,870    5/31/2012      20
   21      Mesaba Aviation                                    32,921   12/31/2013      21
   22      Strategic Marketing Corporation                    19,691   10/31/2016      22
   23      Shields Mott Lund, LLP                             11,100    4/30/2011      23
   24                                                                                  24
   25      Bell Industries, Inc                               29,510    8/31/2007      25
   26      Dicks                                              56,975    5/31/2016      26
   27                                                                                  27
   28                                                                                  28
   29      Stein Mart                                         37,250    3/31/2015      29
   30                                                                                  30
 30.01                                                                               30.01
 30.02                                                                               30.02
   31      Commonwealth Business Media                        21,522    6/30/2007      31
   32                                                                                  32
   33                                                                                  33
   34                                                                                  34
   35      Beauty Brands (Ground Lease)                        6,000    12/1/2031      35
   36      Insight Express                                    17,526    3/15/2008      36
   37      Regency Hospital of Tucson                         33,325   12/31/2011      37
   38                                                                                  38
   39                                                                                  39
 39.01                                                                               39.01
 39.02                                                                               39.02
 39.03                                                                               39.03
   40                                                                                  40
 40.001                                                                              40.001
 40.002                                                                              40.002
 40.003                                                                              40.003
 40.004                                                                              40.004
 40.005                                                                              40.005
 40.006                                                                              40.006
 40.007                                                                              40.007
 40.008                                                                              40.008
 40.009                                                                              40.009
 40.010                                                                              40.010
 40.011                                                                              40.011
 40.012                                                                              40.012
 40.013                                                                              40.013
 40.014                                                                              40.014
 40.015                                                                              40.015
 40.016                                                                              40.016
 40.017                                                                              40.017
 40.018                                                                              40.018
 40.019                                                                              40.019
 40.020                                                                              40.020
 40.021                                                                              40.021
 40.022                                                                              40.022
 40.023                                                                              40.023
 40.024                                                                              40.024
 40.025                                                                              40.025
 40.026                                                                              40.026
 40.027                                                                              40.027
 40.028                                                                              40.028
 40.029                                                                              40.029
 40.030                                                                              40.030
 40.031                                                                              40.031
 40.032                                                                              40.032
 40.033                                                                              40.033
 40.034                                                                              40.034
 40.035                                                                              40.035
 40.036                                                                              40.036
 40.037                                                                              40.037
 40.038                                                                              40.038
 40.039                                                                              40.039
 40.040                                                                              40.040
 40.041                                                                              40.041
 40.042                                                                              40.042
 40.043                                                                              40.043
 40.044                                                                              40.044
 40.045                                                                              40.045
 40.046                                                                              40.046
 40.047                                                                              40.047
 40.048                                                                              40.048
 40.049                                                                              40.049
 40.050                                                                              40.050
 40.051                                                                              40.051
 40.052                                                                              40.052
 40.053                                                                              40.053
 40.054                                                                              40.054
 40.055                                                                              40.055
 40.056                                                                              40.056
 40.057                                                                              40.057
 40.058                                                                              40.058
 40.059                                                                              40.059
 40.060                                                                              40.060
 40.061                                                                              40.061
 40.062                                                                              40.062
 40.063                                                                              40.063
 40.064                                                                              40.064
 40.065                                                                              40.065
 40.066                                                                              40.066
 40.067                                                                              40.067
 40.068                                                                              40.068
 40.069                                                                              40.069
 40.070                                                                              40.070
 40.071                                                                              40.071
 40.072                                                                              40.072
 40.073                                                                              40.073
 40.074                                                                              40.074
 40.075                                                                              40.075
 40.076                                                                              40.076
 40.077                                                                              40.077
 40.078                                                                              40.078
 40.079                                                                              40.079
 40.080                                                                              40.080
 40.081                                                                              40.081
 40.082                                                                              40.082
 40.083                                                                              40.083
 40.084                                                                              40.084
 40.085                                                                              40.085
 40.086                                                                              40.086
 40.087                                                                              40.087
 40.088                                                                              40.088
 40.089                                                                              40.089
 40.090                                                                              40.090
 40.091                                                                              40.091
 40.092                                                                              40.092
 40.093                                                                              40.093
 40.094                                                                              40.094
 40.095                                                                              40.095
 40.096                                                                              40.096
 40.097                                                                              40.097
 40.098                                                                              40.098
 40.099                                                                              40.099
 40.100                                                                              40.100
 40.101                                                                              40.101
 40.102                                                                              40.102
 40.103                                                                              40.103
 40.104                                                                              40.104
 40.105                                                                              40.105
 40.106                                                                              40.106
 40.107                                                                              40.107
 40.108                                                                              40.108
 40.109                                                                              40.109
 40.110                                                                              40.110
 40.111                                                                              40.111
 40.112                                                                              40.112
 40.113                                                                              40.113
 40.114                                                                              40.114
 40.115                                                                              40.115
 40.116                                                                              40.116
 40.117                                                                              40.117
 40.118                                                                              40.118
 40.119                                                                              40.119
 40.120                                                                              40.120
 40.121                                                                              40.121
 40.122                                                                              40.122
 40.123                                                                              40.123
 40.124                                                                              40.124
 40.125                                                                              40.125
 40.126                                                                              40.126
 40.127                                                                              40.127
 40.128                                                                              40.128
 40.129                                                                              40.129
 40.130                                                                              40.130
 40.131                                                                              40.131
 40.132                                                                              40.132
 40.133                                                                              40.133
 40.134                                                                              40.134
 40.135                                                                              40.135
 40.136                                                                              40.136
 40.137                                                                              40.137
 40.138                                                                              40.138
 40.139                                                                              40.139
 40.140                                                                              40.140
 40.141                                                                              40.141
 40.142                                                                              40.142
 40.143                                                                              40.143
 40.144                                                                              40.144
 40.145                                                                              40.145
 40.146                                                                              40.146
 40.147                                                                              40.147
 40.148                                                                              40.148
 40.149                                                                              40.149
 40.150                                                                              40.150
 40.151                                                                              40.151
 40.152                                                                              40.152
 40.153                                                                              40.153
 40.154                                                                              40.154
 40.155                                                                              40.155
 40.156                                                                              40.156
 40.157                                                                              40.157
 40.158                                                                              40.158
 40.159                                                                              40.159
 40.160                                                                              40.160
 40.161                                                                              40.161
 40.162                                                                              40.162
 40.163                                                                              40.163
 40.164                                                                              40.164
 40.165                                                                              40.165
 40.166                                                                              40.166
 40.167                                                                              40.167
 40.168                                                                              40.168
 40.169                                                                              40.169
 40.170                                                                              40.170
 40.171                                                                              40.171
 40.172                                                                              40.172
 40.173                                                                              40.173
 40.174                                                                              40.174
 40.175                                                                              40.175
 40.176                                                                              40.176
 40.177                                                                              40.177
 40.178                                                                              40.178
 40.179                                                                              40.179
 40.180                                                                              40.180
 40.181                                                                              40.181
 40.182                                                                              40.182
 40.183                                                                              40.183
 40.184                                                                              40.184
 40.185                                                                              40.185
 40.186                                                                              40.186
 40.187                                                                              40.187
 40.188                                                                              40.188
 40.189                                                                              40.189
 40.190                                                                              40.190
 40.191                                                                              40.191
 40.192                                                                              40.192
   41      Wade Odell Wade, Padded Van Service                23,355     8/1/2007      41
   42      TJ Maxx                                            25,000    1/31/2009      42
   43      Kendle International                               16,872    1/27/2011      43
   44      Ross                                               30,428    1/31/2016      44
   45                                                                                  45
   46      Hollywood Video #028-414                            6,656   11/16/2008      46
   47                                                                                  47
   48      Taste Buffet                                        7,000    6/30/2011      48
   49                                                                                  49
   50      Sunburst Technology                                12,196    9/30/2008      50
   51                                                                                  51
   52      Blockbuster Video                                   6,008   11/30/2007      52
   53      Canova Supermarket                                  7,860   11/30/2024      53
   54      Nuance Communications , Inc.                        8,500    10/7/2011      54
   55                                                                                  55
   56                                                                                  56
   57                                                                                  57
 57.01                                                                               57.01
 57.02                                                                               57.02
   58                                                                                  58
   59                                                                                  59
   60      Keyes Company                                       4,200   11/30/2015      60
   61      Dazzle                                              3,900    1/30/2012      61
   62                                                                                  62
   63                                                                                  63
   64      99 Cents Store                                      4,200    7/31/2009      64
   65                                                                                  65
 65.01     Dollar Tree                                        15,434    7/31/2009    65.01
 65.02     Checker Auto                                        6,580    4/30/2009    65.02
   66                                                                                  66
   67      Innodata Isogen                                    11,002    1/11/2011      67
   68      Dunn Edwards                                        5,964    11/1/2007      68
   69                                                                                  69
   70                                                                                  70
 70.01     Family Dollar                                       8,450   12/31/2007    70.01
 70.02     Betty Rose's, Inc.                                  4,353    5/31/2007    70.02
 70.03     CVS Pharmacy                                        8,450   11/30/2007    70.03
 70.04     Family Dollar Stores                                8,450   12/31/2008    70.04
 70.05     Erwin Dist., Inc.                                   7,090    1/31/2008    70.05
   71                                                                                  71
   72                                                                                  72
   73                                                                                  73
 73.01                                                                               73.01
 73.02                                                                               73.02
 73.03                                                                               73.03
   74                                                                                  74
   75                                                                                  75
   76                                                                                  76
   77      Jasmov, Inc./Bekins                                60,000    5/31/2009      77
   78                                                                                  78
 78.01                                                                               78.01
 78.02                                                                               78.02
   79      Free Life                                          21,435   10/31/2008      79
   80      Morgan Keegan                                      10,474    8/31/2010      80

   81                                                                                  81
   82                                                                                  82
   83      Farrelli's Pizza                                    5,283    1/28/2009      83
   84      Orlando Pain                                        5,690   10/31/2011      84
   85      Bravo Pizzeria (Pad Lease)                          2,193    3/31/2011      85
   86                                                                                  86
 86.01                                                                               86.01
 86.02                                                                               86.02
   87                                                                                  87
   88                                                                                  88
   89                                                                                  89
   90                                                                                  90
   91      The Madison                                        16,000    3/31/2014      91
   92      Expeditors International of Washington, Inc.       22,301    4/30/2011      92
   93      Health Centers Detroit Foundation, Inc.             4,895    3/30/2017      93
   94      Dollar Tree Stores, Inc.                            6,950    3/31/2011      94
   95      Office Max                                         23,500    1/31/2015      95
   96                                                                                  96
   97      Wachovia Bank of Georgia                            4,015    4/30/2010      97
   98      Veena Mummaneni, M.D.                               4,498    3/14/2008      98
   99                                                                                  99
  100      Food Lion Store                                    37,985    12/9/2021     100
  101      Hudson Valley Orthopedic Surgery, PC                4,068    3/31/2017     101
  102      Shane's Rib Shack                                   2,390   10/31/2016     102
  103      Goody's #202                                       24,920    8/31/2009     103
  104      SoftSol Resources, Inc.                            11,730    7/15/2013     104
  105      Total Renal Care                                    6,358    9/30/2017     105
  106                                                                                 106
  107                                                                                 107
  108      Family Dollar                                       9,935   12/31/2007     108
  109      National MRI Centers, Inc.                          2,583   12/31/2020     109
  110      Stevi B's Pizza                                     8,640    4/30/2008     110
  111      MCL Trucking                                       17,000    7/31/2008     111
  112      Disability Link                                     4,286    9/30/2014     112
  113                                                                                 113
  114      Heritage Escrow                                     3,000    6/30/2010     114
  115      Outback Steakhouse                                  6,743     5/1/2012     115
  116                                                                                 116
 116.01    M. Billards                                         5,233     5/3/2009    116.01
 116.02    Today's Mobile Electronics & Accessories            3,000    4/30/2007    116.02
 116.03    Bad Ass Coffee                                          0    2/28/2010    116.03
  117      Emaginary                                           1,975   10/31/2008     117
  118      Fidelity Bank                                       4,000   12/31/2009     118
  119      SuperVue Theater                                    6,430    9/30/2007     119
  120      Bases Loaded                                        6,420   12/31/2008     120
  121                                                                                 121
 121.01    China Buffet                                        6,860     3/1/2011    121.01
 121.02    Javlyn, Inc.                                        7,500     6/1/2008    121.02
  122      Cindy's Formal Wear                                 2,160   10/31/2011     122
  123      Jules Jordan Video, Inc.                            7,446   12/31/2010     123
  124      Sangram's Palace                                    1,520    2/28/2010     124
  125      Dunham's Sports                                    34,244    1/31/2009     125
  126      OB/Gyn                                              4,475   11/30/2016     126
  127      Johhny Ray's BBQ                                    1,800    8/31/2015     127
  128                                                                                 128
  129      DLZ Indiana, Inc                                   14,877    9/30/2011     129
  130      Palm Beach Surgical Associates, LLC                 4,429   12/31/2016     130
  131                                                                                 131
  132                                                                                 132
  133                                                                                 133
  134                                                                                 134
  135                                                                                 135
  136      Lisa's Small Plates                                 5,000   12/31/2015     136
  137      Physiotherapy                                       2,400     7/1/2007     137
  138      JP Morgan Chase                                     4,615    3/31/2016     138
  139                                                                                 139
  140                                                                                 140
  141                                                                                 141
  142                                                                                 142
  143                                                                                 143
  144      Carousel Pediatrics                                 3,266    7/31/2010     144
  145      Red Hot & Blue                                      4,500    1/31/2015     145
  146                                                                                 146
  147                                                                                 147
  148                                                                                 148
  149                                                                                 149
  150                                                                                 150
  151                                                                                 151
  152      Furniture Plus For Less                             3,236    5/31/2008     152
  153                                                                                 153
  154                                                                                 154
  155      Fashion Cleaners                                    2,627    9/30/2012     155
  156                                                                                 156
  157      Power Quotient Int'l #949                          10,547    2/29/2008     157
  158                                                                                 158
  159                                                                                 159
  160      Starbucks                                           1,235   11/13/2011     160
  161                                                                                 161
  162      ALC - Salt Lake City                                4,427    8/31/2011     162
  163                                                                                 163
  164                                                                                 164
  165                                                                                 165
  166                                                                                 166
  167                                                                                 167
  168      The Witt Company                                    6,966    4/15/2011     168
  169                                                                                 169
  170      Physical Health & Rehab                             3,450   11/30/2008     170
  171      Stickney Point Splash                               4,900    1/30/2009     171
  172      Hancock Fabrics                                    10,700   10/31/2007     172
  173      Ashanti Fabric                                      1,934          M-M     173

  174                                                                                 174
  175                                                                                 175
  176                                                                                 176
  177      Catherines                                          4,887    5/31/2012     177
  178                                                                                 178
  179                                                                                 179
 179.01                                                                              179.01
 179.02                                                                              179.02
 179.03                                                                              179.03
 179.04                                                                              179.04
 179.05                                                                              179.05
 179.06                                                                              179.06
 179.07                                                                              179.07
 179.08                                                                              179.08
 179.09                                                                              179.09
  180                                                                                 180
  181      Colorado Billiards                                  5,000    3/31/2012     181
  182                                                                                 182
  183                                                                                 183
  184                                                                                 184
  185                                                                                 185
  186                                                                                 186
  187                                                                                 187
  188      George & Joni Kuhlman                               2,120    7/31/2009     188
  189                                                                                 189

  190                                                                                 190
  191                                                                                 191
  192                                                                                 192
  193                                                                                 193
  194      Alligator Soul, Inc.                                4,596    2/28/2010     194
  195      Benchmark Bank                                      2,434    5/31/2007     195
  196      Surgical Center                                     1,800    7/31/2007     196
  197                                                                                 197
  198                                                                                 198
  199      Seminole Hair                                       1,250    7/31/2007     199
  200      Krispy Kreme                                        2,065    4/30/2012     200
  201      Laird Plastics                                      8,363    3/31/2015     201
  202                                                                                 202
  203                                                                                 203
  204                                                              0                  204
  205      Park Avenue Cleaners IV, LLC                        2,040    7/31/2016     205
  206                                                                                 206
  207      Superior Fitness                                    3,000   10/31/2007     207
  208                                                                                 208
  209                                                                                 209
  210      JR Salon                                            2,519    9/30/2012     210
  211                                                                                 211
  212                                                                                 212
  213      Mohammad Yousef                                     2,500    6/30/2009     213
  214      LLOG Exploration Company                            7,503   11/30/2007     214
  215                                                                                 215
  216                                                                                 216
  217      Stuart Kinzey and Michelle Zahn                     4,372    5/31/2007     217
  218      Henry M Sweeny                                      8,640    9/30/2008     218
  219                                                                                 219
  220      Emser Tile L.L.C.                                   9,865     7/8/2010     220
  221                                                                                 221
  222                                                                                 222
  223                                                                                 223
  224                                                                                 224
  225                                                                                 225
 225.01                                                                              225.01
 225.02    I.K Builders LLC                                      450    6/30/2007    225.02
  226      Bank Shots                                          2,520    9/30/2011     226
  227      Cova Wine Bar                                       2,273     7/6/2010     227
  228      Manchester Tank                                    30,000   11/30/2008     228
  229                                                                                 229
  230                                                                                 230
  231      Dental Village/Ledingham Den (exact name unclear)   2,400   12/31/2011     231
  232                                                                                 232
  233      Lavendar Nails                                      1,390    6/30/2011     233
  234                                                                                 234
  235      Dr. Allyn Norman                                    2,500     4/1/2010     235
  236                                                                                 236
  237                                                                                 237
  238                                                                                 238
  239                                                                                 239
  240      Ithica Contractors, LLC                             2,372    9/30/2009     240
  241                                                                                 241
  242                                                                                 242
  243      Floors To Go                                        1,606   11/30/2011     243
  244                                                                                 244
  245                                                                                 245
  246                                                                                 246
  247                                                                                 247
  248      DeLessio                                            2,499   10/31/2016     248
  249      Burger King                                         4,246    1/31/2008     249
  250      Cingular Store                                      1,250    7/31/2009     250
  251                                                                                 251
  252                                                                                 252
  253                                                                                 253
  254      Sherwin Williams #1361                              5,000    9/30/2009     254
  255                                                                                 255
  256      Charo Chicken                                       2,072   11/30/2011     256
  257                                                                                 257
  258                                                                                 258
  259                                                                                 259
  260      Radio Shack                                         2,450    5/31/2010     260
  261      Starbucks                                           1,600    7/31/2016     261
  262      Burger King                                         4,017    4/30/2018     262
  263                                                                                 263
  264                                                                                 264
  265                                                                                 265
  266                                                                                 266
  267                                                                                 267
  268                                                                                 268
 268.01                                                                              268.01
 268.02                                                                              268.02
 268.03                                                                              268.03
  269      Image Cleaners                                      1,240    5/31/2011     269
  270      Cingular Wireless                                   1,800    8/31/2011     270
  271                                                                                 271
  272      US Bank                                             1,830    8/31/2007     272
  273                                                                                 273
  274                                                                                 274
  275      World Acceptance Corp.                              1,582    4/30/2008     275
  276                                                                                 276
  277                                                                                 277
  278                                                                                 278
  279      Game Stop                                           2,040   10/31/2010     279
  280      Myers Development Corp.                             2,732   10/31/2007     280
  281                                                                                 281
 281.01                                                                              281.01
 281.02                                                                              281.02
 281.03                                                                              281.03
  282                                                                                 282
  283                                                                                 283
  284                                                                                 284
  285                                                                                 285
  286                                                                                 286
  287                                                                                 287
  288      Gillet Houston                                      2,057    3/31/2007     288
  289                                                                                 289
  290      Radio Shack                                         2,400    7/31/2010     290
  291      Sports Clips                                        1,320    2/28/2012     291
  292      Netcom                                              1,960    8/31/2009     292
  293                                                                                 293
  294                                                                                 294
  295      Wine Styles                                         1,977   10/15/2011     295
  296                                                                                 296
  297      Bahama Bronze                                       1,385    9/30/2008     297
  298                                                                                 298
  299                                                                                 299
  300      Salvatorian Restaurant                              1,329    8/14/2010     300
  301                                                                                 301
  302      Wanda Caraballo Hair Salon                          1,053    4/10/2010     302
  303                                                                                 303
  304                                                                                 304
  305                                                                                 305
  306                                                                                 306
  307      Long CPA, PA                                        1,469    7/31/2009     307
  308                                                                                 308
  309      Dr Snyder                                           1,053    7/31/2007     309
  310                                                                                 310
  311                                                                                 311
  312                                                                                 312
  313      Douglas J. Maund                                      819    5/31/2011     313
  314                                                                                 314
  315                                                                                 315
  316                                                                                 316
  317                                                                                 317
  318      Phet's Siam Market                                  1,520    6/30/2011     318
  319                                                                                 319
  320                                                                                 320
  321                                                                                 321
  322                                                                                 322
  323                                                                                 323
  324                                                                                 324
  325                                                                                 325
  326                                                                                 326
  327                                                                                 327
  328                                                                                 328
  329                                                                                 329
  330                                                                                 330
  331                                                                                 331
  332                                                                                 332
  333                                                                                 333

                             FOOTNOTES TO ANNEX A-1

1     MLML - Merrill Lynch Mortgage Lending, Inc., CRF - Countrywide Commercial
      Real Estate Finance, Inc., KEY - Keybank National Association, IXIS - IXIS
      Real Estate Capital Inc.,WFB - Wells Fargo Bank

2     With respect to mortgage loan numbers 12, 64, 147, 233, 87, 112, 181, 185,
      210, 219, 237 and 289 the UW NCF ($) and UW DSCR (x) for the mortgage loans were calculated using "as stabilized" Cash Flows. "In Place" NCF is
      $3,397,169, $1,118,752, $465,397, $257,408, $885,964, $810,977, $368,044,
      $296,458, $287,894, $286,438, $245,890, and $145,504 respectively, resulting in an UW DSCR (x) of 1.14x, 1.08x, 0.98x, 1.16x, 1.06x, 1.15x,
      1.03x, 0.84x, 1.05x, 1.11x, 1.17x, and 1.27x respectively.

3     With respect to mortgage loans that are presented as cross-collateralized and cross-defaulted, Cut-Off Date LTV (%), Maturity LTV (%), UW DSCR (x)
      and Cut-Off Date Balance per Unit ($) were calculated in the aggregate.

4     With respect to mortgage loans with partial interest only periods, Annual
      P&I Debt Service ($), Monthly P&I Debt Service ($) and UW DSCR (x) are
      shown after the expiration of the Initial Interest Only Period.

5     With respect to mortgage loan numbers 28, 48, 171 and 177, the Cut-Off
      Date LTV (%) was calculated using the full loan amount and the "as stabilized" Appraised Value ($). Using the full loan amount and the "as is" value, the Cut-Off Date LTV (%) is 82.5%, 85.9%, 82.0% and 69.9%
      respectively, and the Maturity LTV (%) is 82.5%, 85.9%, 73.0% and 60.1%
      respectively.

6     With respect to mortgage loans which are Interest-Only for the entire term, the UW DSCR (x) is calculated using the interest-only annual payment.

7     With respect to mortgage loan number 11, the UW DSCR (x), the Cut-Off Date
      LTV (%) and the Maturity LTV (%) are calculated after taking into account certain holdback amounts, letters of credit or reserve amounts. The
      "as-is" UW DSCR (x), Cut-Off Date LTV (%) and Maturity LTV (%) for the
      mortgage loan are 1.07x, 78.2%, 73.0%.

8     With respect to mortgage loans secured by multiple properties each mortgage loan's Original Balance ($), Cut-Off Date Balance ($) and
      Maturity/ARD Balance ($) are allocated to the respective properties based on an allocation determined by Appraised Value ($), Underwritten NCF ($), or based on allocations in the related loan documents.

9     The Net Mortgage Rate (%) equates to the related Interest Rate (%) less the related Admin.Fee(%).

10    The Admin. Fee (%) includes the primary servicing fee, master servicing fee, sub-servicing fee and trustee fees applicable to each mortgage loan.

11    With respect to mortgage loan number 1, Underwritten Revenues, Expenses,
      NOI, NCF and Underwritten DSCR (x) are based on underwritten cash flows for 2011 derived based on certain assumptions including the following: (1)
      an annual rate of conversion of units from rent-stabalized units to deregulated units consistent with a rate of conversion assumed by the appraisal of the mortgaged property resulting in 6,397 deregulated units in existence by January 1, 2011, and (2) increases in (a) major capital improvements, (b) revenues from retail, professional and parking spaces and (c) real estate tax expenses based on the appraisal's projections for
      2011. The DSCR calculated on NOI for 2006 is .58. Conversion of units from rent-stabalized units to deregulated units at a rate lower than the assumed rate would have a negative impact on the Underwritten DSCR.

12    With respect to mortgage loan number 5, the Interest Rate is 5.475%
      through November 30, 2009, bumps to 5.565% from December 1, 2009 through
      November 30, 2012, and is 5.665% from December 1, 2012 thereafter until payment in full of the loan. Underwritten DSCR is calculated at the
      Amortizing Interest Rate.

13    With respect to mortgage loan number 264, as determined by a new appraisal the property shall have achieved a net operating income sufficient to produce a DSCR of no less than 1.20:1.00 and support a LTV of no more than
      80% within 18 months of closing. If borrower fails to satisfy these conditions, the lender may apply the deposit of $150,000.00 in reduction of the debt and the borrower is required to pay the applicable Yield
      Maintenance Amount from funds other than the deposit.

14    Mortgage loan numbers 9, 148, and 197, each provide for a yield maintenance premium which is a prepayment fee equal to the product obtained by multiplying: (A) the amount of Principal being prepaid, by (B)
      the excess (if any) of the Monthly Note Rate over the Assumed Reinvestment
      Rate (ARR) by (C) 1-(1/1+ARR)n/ARR. Where n = number of months remaining between the date of prepayment and the Open Prepayment. "ARR" = Assumed
      Reinvestment Rate, which is equal to one-twelfth (1/12) of the yield rate equal to the lesser of (i) the yield on the U.S. Treasury issue (primary issue) with a maturity date closest to the Stated Maturity Date, or (ii)
      the yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Debt, with each such yield being based on the bid price for such issue as published in the Wall Street Journal on the date that is fourteen (14) days prior to the date of such prepayment
      (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield.

15    Mortgage loans 27, 24, 98, 102, 105, 114, 130, 157, 190, 191, 220, 248,
      256, and 257 provide for a prepayment premium that is equal to (a) 1% of the outstanding principal balance of the note at the time of prepayment or
      (b) the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through the maturity date (including any balloon payment) determined by discounting such payments at the Discount Rate (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate that, when compounded monthly, is equivalent to the Treasury Rate
      (hereinafter defined) when compounded semiannually. The term "Treasury
      Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical Release H. 1 5-Selected
      Interest Rates under the heading U.S. Government Securities/Treasury
      Constant Maturities for the week ending prior to the Prepayment Date, of
      U.S. Treasury constant maturities with maturity dates most nearly approximating the Maturity Date.

16    Mortgage loans 73, 217, 258, 265 and 285 provide for a prepayment premium that is equal to the present value, as of the prepayment date, of the remaining scheduled payments of principal and interest from the prepayment date through the maturity date (including any balloon payment) determined by discounting such payments at the Discount Rate (hereinafter defined), less the amount of principal being prepaid. The term "Discount Rate" shall mean the rate that, when compounded monthly, is equivalent to the Treasury
      Rate (hereinafter defined) when compounded semi-annually. The term
      "Treasury Rate" shall mean the yield calculated by the linear interpolation of the yields, as reported in Federal Reserve Statistical
      Release H.15-Selected Interest Rates under the heading U.S. Government
      Securities/Treasury Constant Maturities for the week ending prior to the
      Prepayment Date, of U.S. Treasury constant maturities with maturity dates
      (one longer and one shorter) most nearly approximating the Maturity Date.
      (If Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.)

17    Mortgage loan number 13, 14, 15, 18, 31, 59, 117 provide for a prepayment premium that is equal to the sum of (iii) the greater of (A) one percent
      (1%) of the outstanding principal balance of the Note or (B) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which the borrower would otherwise be required to pay under the notes and this security instrument during the original term hereof absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a
      "Mortgage Equivalent Basis"), on the date of such prepayment, of the
      United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment, and (y) the outstanding principal amount on the date of such prepayment.

18    Mortgage loan number 39 provides for a prepayment premium that is equal to the sum of (i) all amounts incurred by the lender in connection with the enforcement of its rights under the note, the security instrument, this agreement or any of the other loan documents, (ii) any amounts incurred by the lender to protect the property or the lien or security created by the loan documents, or for taxes, assessments or insurance premiums as provided in the loan documents, and (iii) the greater of (A) 1% of the outstanding principal amount of the loan and (B) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which Borrower would otherwise be required to pay under the note and this agreement during the original term hereof up to and including the date immediately prior to the scheduled payment date that is three (3) months prior to the maturity date absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to (1) the yield to maturity (adjusted to a "Mortgage Equivalent
      Basis" ), on the date of such prepayment, of the United States Treasury
      Security having the term to maturity closest to what otherwise would have been the remaining term hereof up to and including the date immediately prior to the scheduled payment date that is three (3) months prior to the maturity date absent such prepayment plus (2) .30%, and (y) the outstanding principal amount on the date of such prepayment.

19    Mortgage loan number 72 provides for a prepayment premium that is equal to the sum of (i) all amounts incurred by the lender in connection with the enforcement of its rights under the note, the security instrument, this agreement or any of the other loan documents, (ii) any amounts incurred by the lender to protect the property or the lien or security created by the loan documents, or for taxes, assessments or insurance premiums as provided in the loan documents, and (iii) the greater of (A) 5% of the outstanding principal amount of the loan during the period from and including January 1, 20 12 until December 1, 20 12; 4% of the outstanding principal amount of the loan during the period from and including January
      1, 2013 until December 1, 2013; 3% of the outstanding principal amount of the loan during the period from and including January 1, 2014 until
      December 1, 2014; 2% of the outstanding principal amount of the loan during the period from and including January 1, 2015 until December 1,
      2015; or 1% of the outstanding principal amount of the loan during the period fiom and including January 1, 201 6 until December 1, 20 16, and
      (B) the positive difference, if any, between (x) the present value on the date of such prepayment of all future installments which the borrower would otherwise be required to pay under the note and this agreement during the original term hereof absent such prepayment, including the outstanding principal amount which would otherwise be due upon the scheduled maturity date absent such prepayment, with such present value being determined by the use of a discount rate equal to the yield to maturity (adjusted to a "Mortgage Equivalent Basis"), on the date of such prepayment, of the United States Treasury Security having the term to maturity closest to what otherwise would have been the remaining term hereof absent such prepayment, and (y) the outstanding principal amount on the date of such prepayment.

20    The Medical Centre of Santa Monica mortgage loan number 8 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and
      (ii) amount equal to the product obtained by multiplying: (A) amount of
      Principal Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 61st Payment Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the
      U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

21    The Capitol Hill Suites mortgage loan number 28 provides for a prepayment with yield maintainence on or after the 6th payment date. The loan provides for prepayment premium that is equal to the greater of (i)
      Minimum Fee and (ii) amount equal to the product obtained by multiplying:
      (A) amount of Principal Indebtedness ("PI") being repaid, by (B)
      difference obtained by subtracting Adjusted Yield Rate ("AYR") from
      Adjusted Interest Rate ("AIR"), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof) between date of prepayment or acceleration and the payment date immediately prior to the maturity date, multiplied by
      12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made prior to the 48th payment date. "Reference
      Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

22    The Walnut Knolls mortgage loan number 87 provides for a prepayment with yield maintainence on or after the 12th payment date. The loan provides for prepayment premium that is equal to the greater of (i) Minimum Fee and
      (ii) amount equal to the product obtained by multiplying: (A) amount of
      Principal Indebtedness ( "PI ") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ( "AYR ") from Adjusted Interest Rate (
      "AIR "), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and open period, multiplied by
      12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 12th Payment Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the
      U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

23    The Spare Space Storage mortgage loan number 185 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal
      Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 61st Payment Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the
      U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

24    The Park Place MarketPlace mortgage loan number 199 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and
      (ii) amount equal to the product obtained by multiplying: (A) amount of
      Principal Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by(C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: (a) 5.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 60th Payment Date but prior to the 72nd Payment Date, (b) 4.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 72nd Payment Date but prior to the 84th Payment Date, (c) 3.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 84th Payment
      Date but prior to the 96th payment date, (d) 2.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 96th
      Payment Date but prior to the 108th Payment Date, or (b) 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 108th Payment Date but prior to the but prior to the Open Date.
      "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

25    The Energy Plaza mortgage loan number 214 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal
      Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 28th Payment Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the
      U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

26    The Dillon Park mortgage loan number 221 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and (ii) amount equal to the product obtained by multiplying: (A) amount of Principal Indebtedness
      ("PI") being repaid, by (B) difference obtained by subtracting Adjusted
      Yield Rate ("AYR") from Adjusted Interest Rate ("AIR"), by (C) present value factor calculated using formula: (1 - (1 + r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows:
      number of days (and any fraction thereof) between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: (a) 3.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 60th Payment Date but prior to the 72nd Payment Date, (b) 2.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 72nd Payment Date but prior to the 84th Payment Date, (c) 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 84th Payment
      Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

27    The Shoppes at Bonneville mortgage loan number 302 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and
      (ii) amount equal to the product obtained by multiplying: (A) amount of
      Principal Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 61st Payment Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the
      U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

28    The Clintonview Townhomes mortgage loan number 306 provides for a prepayment premium that is equal to the greater of (i) Minimum Fee and
      (ii) amount equal to the product obtained by multiplying: (A) amount of
      Principal Indebtedness ("PI") being repaid, by (B) difference obtained by subtracting Adjusted Yield Rate ("AYR") from Adjusted Interest Rate
      ("AIR"), by (C) present value factor calculated using formula: (1 - (1 +
      r/12)^-n)/r where r=AYR and n=remaining term of the mortgage loan in months calculated as follows: number of days (and any fraction thereof)
      between date of prepayment or acceleration and maturity date, multiplied by 12/365.25.

      "AIR" means Interest Rate multiplied by 365.25/360. "AYR" means product of formula: (((1+Reference Treasury Yield/2)^(1/6)) - 1) multiplied by 12.
      "Minimum Fee" means: (a) 3.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 61st Payment Date but prior to the 72nd Payment Date, (b) 2.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 72nd Payment Date but prior to the 84th Payment Date, (c) 1.0% of the amount of the PI being prepaid in the event such prepayment is made on or after the 84th Payment
      Date but prior to the Open Date. "Reference Treasury Yield" means the yield rate on the U.S. Treasury with a maturity date closest to, but shorter than, the remaining average life of the mortgage loan.

29    With respect to the EZ Self Storage loans (55, 88, 89, 96, 128, 131, 132,
      135, 140, 153, 178 and 189) the loans provide for prepayment premiums that are equal to the greater of Minimum Fee and (ii) the present value as of the Prepayment Date of the remaining scheduled payments of the principal and interest from the Prepayment Date through the Maturity Date (including any balloon payment) determined by discounting such prepayment at the
      Discount Rate, less the amount of principal being prepaid.

      "Minimum Fee" means: 1.00% of the amount of the principal balance being prepaid in the event such prepayment is made on or after the 48th Payment
      Date but prior to the Open Date. "Discount Rate" means the rate, which, when compounded monthly, is equivalent to the Treasury Rate, when compounded semi-annually. "Treasury Rate" means the yield calculated by the linear interpolation of the yield, as reported in the Federal Reserve
      Statistical Release H.15-Selected Interest Rates under the heading "U.S.
      Government Securities/Treasury Constant Maturities" for the week ending prior to the Prepayment Date, of the U.S. Treasury Constant Maturities
      with maturity dates (one longer and one shorter) most nearly approximately the Maturity Date. In the even Release H.15 is no longer published, Lender shall select a comparable publication to determine the Treasury Rate.

30    With respect to mortgage loan number 107, the loan has an ascending interest rate schedule with an initial interest rate of 5.59%. From and including the payment date November 8, 2008, the interest rate adjusts up to 5.64%; from and including the payment date November 8, 2010 the interest rate adjusts up to 5.69%; from and including the payment date
      November 8, 2012 the interest rate adjusts up 5.79% and from and including the payment date November 8, 2014 through and including the Maturity Date, the interest rate is 5.84%. The annual payment represents a payment of the
      5.64% rate and 360 month amortization. For purposes of aggregating interest rates in the tables throughout, the 5.59% interest rate was used.

31    With respect to mortgage loan numbers 239, 252, 282, 283, 286, 288, 293,
      299, 303, 304, 305, 308, 309, 310, 311, 312, 315, 316, 317, 318, 319, 320,
      321, 322, 323, 324, 325, 326, 327, 328, 329, 330, 331, 332 and 333, the
      interest rates presented in the annex and tables throughout represent the interest rates for 10 years after the first payment date. On the 120th payment, these loans convert from a fixed rate loan to a floating rate loan, providing that during the floating rate period the interest rate must be at least as high as the related fixed interest rate specified in this prospectus supplement.

32    With respect to mortgage loan number 12.02, the tenant United Health Care has 11,439 sf rolling in 6/30/2007 and 36,307 sf rolling in 1/31/2009.

33    With regard to mortgage loan numbers 17, 104, 116, 179, 263, 268, 280 and
      281, Yield Maintenance calculations involve:

      Basic Charge.

      Except as provided below, if this Note is prepaid prior to the Open Period
      Start Date, whether such prepayment is voluntary, involuntary or upon acceleration of the principal amount of this Note by Lender following a
      Default, Borrower shall pay to Lender on the prepayment date (in addition to all other sums then due and owing to Lender under the Loan Documents) a prepayment charge equal to the greater of the following two amounts:

      (i) an amount equal to 1% of the amount prepaid; or

      (ii) an amount equal to (a) the amount, if any, by which the sum of the present values as of the prepayment date of all unpaid principal and interest payments required under this Note, calculated by discounting such payments from their respective Due Dates (or, with respect to the payment required on the Maturity Date, from Maturity Date) back to the prepayment date at a discount rate equal to the Periodic Treasury Yield (defined below) exceeds the outstanding principal balance of the Loan as of the prepayment date, multiplied by (b) a fraction whose numerator is the amount prepaid and whose denominator is the outstanding principal balance of the Loan as of the prepayment date.

      For purposes of the foregoing, "Periodic Treasury Yield" means (x) the annual yield to maturity of the actively traded non-callable United States
      Treasury fixed interest rate security (other than any such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the Maturity Date (or if two or more such securities have maturity dates equally close to the
      Maturity Date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth Business Day preceding the prepayment date, divided by (y) 12, if the Due Dates are monthly, or
      4, if Due Dates are quarterly.

      Additional Charge.

      If this Note is prepaid on any day other than a Due Date, whether such prepayment is voluntary, involuntary or upon full acceleration of the principal amount of this Note by Lender following a Default, Borrower shall pay to Lender on the prepayment date (in addition to the basic prepayment charge described in the section above and all other sums then due and owing to Lender under this Note and the other Loan Documents) an additional prepayment charge equal to the interest which would otherwise have accrued on the amount prepaid (had such prepayment not occurred during the period from and including the prepayment date to and including the last day of the month in which the prepayment occurred.

      Exclusion.

      Notwithstanding the foregoing, no prepayment charge of any kind shall apply in respect to any prepayment resulting from Lender's application of any insurance proceeds or condemnation awards to the outstanding principal balance of the Loan.

34    With respect to mortgage loan number 25 the property addresses are as follows: 5522-5538 West Raymond Street; 2152-2160 South Lynhurst Drive;
      2645, 2710-2762, and 2832 Rand Road; 2610, 2701 and 2801 Fortune Circle
      East; 2837 Executive Drive, 2840 and 5601 Fortune Circle East; 5524, 5601,
      5604, and 5701 Fortune Circle South.

35    With respect to mortgage loan numbers 81 and 82 "Note Date", "Seasoning"
      and "First Payment Date" herein reflect the date that the loan combination was split into a Note A and a Note B. The loan combination was originated on August 31, 2005.

36    With respect to mortgage loan numbers 81 and 82 "Original Balance"
      reflects the principal balance of Note A as of the Cut-off Date. The loan combination principal balance as of its original closing dates are
      $12,127,609.00 and $10,846,385.00.

37    With respect to mortgage loan number 81 "Debt Service" payments include the excess payment specified under the "10000 Business Blvd. Amortization
      Schedule" (under the column titled "Curtailment"), set forth in Annex A-5.

38    With respect to mortgage loan number 82 "Debt Service" payments include the excess payment specified under the "4010 Airpark Drive Amortization
      Schedule" (under the column titled "Curtailment"), set forth in Annex A-6.

39    With respect to mortgage loan number 82 "Term" and "Amortization" are calculated based on the date of Note A (See column entitled "Note Date"
      herein) through the maturity date of Note A, based on a revised amortization schedule (including the excess payment described therein under the column titled "Curtailment") specified under the "4010 Airpark
      Drive Amortization Schedule", set forth in Annex A-6.

40    With respect to mortgage loan number 81 "Term" and "Amortization" are calculated based on the date of Note A (See column entitled "Note Date"
      herein) through the maturity date of Note A, based on a revised amortization schedule (including the excess payment described therein under the column titled "Curtailment") specified under the "10000 Business
      Blvd. Amortization Schedule", set forth in Annex A-5.

41    With respect to mortgage loan number 81 "DSCR" is based on the principal balance of Note A and excludes the excess payment specified under the
      "10000 Business Blvd. Amortization Schedule" (under the column titled
      "Curtailment"), set forth in Annex A-5. The DSCR on the loan combination is 1.45.

42    With respect to mortgage loan number 82 "DSCR" is based on the principal balance of Note A and excludes the excess payment specified under the
      "4010 Airpark Drive Amortization Schedule" (under the column titled
      "Curtailment"), set forth in Annex A-6. The DSCR on the loan combination is 1.46x.

43    With respect to mortgage loan numbers 81 and 82 "LTV" is based on the principal balance of Note A. The LTV's on the loan combination are 66.1%
      and 65.7%

44    Prior to the date hereof, a portion of the 1105 S. Standard Avenue loan was prepaid in the amount of $18,852.62. However, the monthly payment of principal and interest is based on the original loan balance, resulting In an amortization based on a 333 month schedule.

                                   ANNEX A-2

          CERTAIN STATISTICAL INFORMATION REGARDING THE MORTGAGE LOANS

                                     A-2-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                             Annex A-2 (All Loans)

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
MORTGAGE LOAN SELLER                         MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

MLML                                                54             1,735,571,061          39.3%         6.1075           114
CRF                                                168             1,387,144,690          31.4%         5.8768           118
KEY                                                 48               560,107,033          12.7%         5.7133           117
IXIS                                                32               402,050,377           9.1%         5.9633           115
WFB                                                 31               332,146,705           7.5%         5.8603           113
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
MORTGAGE LOAN SELLER                          DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

MLML                                            1.55          62.4              60.3
CRF                                             1.40          69.9              64.9
KEY                                             1.34          72.0              65.0
IXIS                                            1.30          71.7              63.8
WFB                                             1.43          71.4              63.9
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                              NUMBER OF        AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                              MORTGAGED         DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
PROPERTY TYPE                                PROPERTIES           BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                                         83             1,218,290,763          27.6%         6.2317           119
   Multifamily                                      79             1,200,159,477          27.2%         6.2373           119
   Manufactured Housing                              4                18,131,286           0.4%         5.8590           101
Retail                                             331               978,570,432          22.2%         5.7626           115
   Anchored                                         40               589,866,335          13.4%         5.6675           113
   Unanchored                                       42               184,239,862           4.2%         5.8500           119
   Shadow Anchored                                  17                82,700,216           1.9%         5.8972           117
   Single Tenant                                   232               121,764,018           2.8%         5.9998           115
Office                                              57             1,031,241,937          23.3%         5.8712           116
Hospitality                                         28               549,794,238          12.4%         6.0481           114
Industrial                                          37               367,324,641           8.3%         5.6503           109
Self Storage                                        24               156,682,890           3.5%         5.8090           116
Mixed Use                                            7                71,739,441           1.6%         5.8255           117
Healthcare                                           3                43,375,525           1.0%         6.4890           118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            570         $   4,417,019,867         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
PROPERTY TYPE                                 DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Multifamily                                     1.58          61.3              59.5
   Multifamily                                  1.59          61.2              59.5
   Manufactured Housing                         1.25          69.3              63.7
Retail                                          1.31          72.3              65.7
   Anchored                                     1.26          74.7              68.8
   Unanchored                                   1.32          69.1              61.4
   Shadow Anchored                              1.27          71.5              64.6
   Single Tenant                                1.55          65.8              57.8
Office                                          1.30          69.5              64.4
Hospitality                                     1.49          67.5              60.7
Industrial                                      1.39          72.3              68.6
Self Storage                                    1.64          66.0              63.8
Mixed Use                                       1.28          72.8              66.0
Healthcare                                      3.48          38.9              30.7
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                              NUMBER OF        AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                              MORTGAGED         DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
PROPERTY STATE/LOCATION                      PROPERTIES           BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                            18             1,263,266,173          28.6%         6.3489           117
California                                          69               488,932,619          11.1%         5.8203           119
   Southern                                         58               430,888,702           9.8%         5.8094           120
   Northern                                         11                58,043,918           1.3%         5.9011           113
Texas                                              143               396,362,050           9.0%         5.7448           118
Arizona                                             27               244,091,655           5.5%         5.8343           117
Florida                                             28               240,506,258           5.4%         5.8119           109
Maryland                                            19               181,101,265           4.1%         5.7307           113
Georgia                                             33               165,607,344           3.7%         5.6955           114
Pennsylvania                                         8               143,352,300           3.2%         5.6289           118
Tennessee                                           32               130,417,453           3.0%         5.6077            99
New Jersey                                           6               117,325,525           2.7%         5.9908           118
North Carolina                                      14                80,966,393           1.8%         5.8962           106
Virginia                                            10                78,863,788           1.8%         5.8660           121
Ohio                                                12                78,637,753           1.8%         5.7749           121
Alabama                                             20                63,449,694           1.4%         5.8413           118
Indiana                                              5                62,230,117           1.4%         5.6716           111
Connecticut                                          5                56,321,717           1.3%         6.1897           117
Minnesota                                            4                54,839,786           1.2%         5.7660           130
Colorado                                             7                48,982,677           1.1%         5.7690           109
Massachusetts                                        3                46,342,115           1.0%         5.7714           116
South Carolina                                       5                45,744,467           1.0%         5.8215           118
Kentucky                                             3                44,253,750           1.0%         5.3336           113
Louisiana                                            5                44,055,079           1.0%         6.1550           113
Kansas                                               8                42,396,574           1.0%         5.8323           121
Nevada                                               3                38,510,000           0.9%         5.5682           119
Michigan                                             3                35,665,000           0.8%         5.9093           107
District of Columbia                                 1                32,500,000           0.7%         5.8100            59
Washington                                           5                25,334,798           0.6%         5.8411           132
Iowa                                                 4                24,528,507           0.6%         5.8472           118
Alaska                                               4                24,337,039           0.6%         6.0200           120
Missouri                                            11                23,119,442           0.5%         6.1407           112
Illinois                                             5                22,811,793           0.5%         5.8648           117
Oklahoma                                            11                15,989,889           0.4%         5.9900           117
New Mexico                                           9                15,607,607           0.4%         5.6158           116
Oregon                                               5                12,100,346           0.3%         6.0720           128
Utah                                                 3                10,840,746           0.2%         5.8616           119
Vermont                                              2                 5,348,158           0.1%         6.1988           196
Delaware                                             1                 3,450,000           0.1%         5.7500           119
North Dakota                                         2                 3,344,587           0.1%         5.8600           118
Wisconsin                                            2                 2,536,983           0.1%         6.0354           167
Mississippi                                          8                 1,009,458           0.0%         6.1900            98
Idaho                                                1                   671,625           0.0%         7.3750           173
New Hampshire                                        1                   636,425           0.0%         6.8750           353
Arkansas                                             5                   630,911           0.0%         6.1900            98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            570         $   4,417,019,867         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
PROPERTY STATE/LOCATION                       DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

New York                                        1.58          57.1              55.3
California                                      1.37          67.0              63.6
   Southern                                     1.38          67.4              64.4
   Northern                                     1.33          64.1              57.8
Texas                                           1.45          72.8              67.9
Arizona                                         1.31          71.7              67.9
Florida                                         1.36          72.1              66.1
Maryland                                        1.58          68.8              67.3
Georgia                                         1.27          72.8              66.1
Pennsylvania                                    1.20          76.0              69.3
Tennessee                                       1.46          76.5              74.7
New Jersey                                      2.09          62.4              54.3
North Carolina                                  1.37          72.9              65.8
Virginia                                        1.35          72.1              63.5
Ohio                                            1.27          74.7              67.6
Alabama                                         1.29          76.5              68.3
Indiana                                         1.25          78.3              71.6
Connecticut                                     1.28          75.9              64.9
Minnesota                                       1.25          76.2              65.3
Colorado                                        1.37          64.7              60.3
Massachusetts                                   1.41          74.6              70.1
South Carolina                                  1.33          74.6              67.3
Kentucky                                        1.61          68.4              74.3
Louisiana                                       1.25          77.1              66.4
Kansas                                          1.26          69.4              59.1
Nevada                                          1.19          75.2              69.8
Michigan                                        1.22          79.8              72.8
District of Columbia                            1.49          64.6              64.6
Washington                                      1.27          71.3              63.1
Iowa                                            1.16          77.5              68.3
Alaska                                          1.30          77.1              56.4
Missouri                                        1.26          63.9              45.2
Illinois                                        1.35          68.6              61.2
Oklahoma                                        1.33          73.8              60.9
New Mexico                                      1.35          74.7              67.8
Oregon                                          1.31          66.9              56.0
Utah                                            1.32          74.0              62.0
Vermont                                         1.18          73.8              64.6
Delaware                                        1.64          53.9              48.5
North Dakota                                    1.31          79.8              67.6
Wisconsin                                       1.36          63.9              54.7
Mississippi                                     2.67          41.4              33.3
Idaho                                           1.30          40.3              31.5
New Hampshire                                   1.33          63.6               0.0
Arkansas                                        2.67          41.4              33.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)          MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

            431,373 - 1,999,999                     64                75,281,183           1.7%         6.3071           191
          2,000,000 - 3,999,999                     67               197,682,400           4.5%         5.8795           122
          4,000,000 - 4,999,999                     21                92,813,219           2.1%         5.9503           115
          5,000,000 - 5,999,999                     24               130,591,835           3.0%         5.9138           116
          6,000,000 - 6,999,999                     13                83,724,366           1.9%         5.7252           116
          7,000,000 - 7,999,999                      7                51,771,022           1.2%         5.8869           118
          8,000,000 - 9,999,999                     24               209,790,159           4.7%         5.8405           118
         10,000,000 - 12,999,999                    37               415,238,089           9.4%         5.8516           109
         13,000,000 - 19,999,999                    29               457,358,947          10.4%         5.8433           115
         20,000,000 - 49,999,999                    35             1,040,268,647          23.6%         5.7818           111
         50,000,000 - 99,999,999                     9               567,500,000          12.8%         5.6585           114
        100,000,000 - 800,000,000                    3             1,095,000,000          24.8%         6.3898           118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)           DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

            431,373 - 1,999,999                 1.32          63.7              54.8
          2,000,000 - 3,999,999                 1.53          65.6              55.1
          4,000,000 - 4,999,999                 1.32          69.1              60.5
          5,000,000 - 5,999,999                 1.49          68.4              61.3
          6,000,000 - 6,999,999                 1.44          67.0              61.0
          7,000,000 - 7,999,999                 1.30          72.3              64.1
          8,000,000 - 9,999,999                 1.36          69.9              63.7
         10,000,000 - 12,999,999                1.47          70.9              64.9
         13,000,000 - 19,999,999                1.39          71.6              64.6
         20,000,000 - 49,999,999                1.36          73.3              67.8
         50,000,000 - 99,999,999                1.38          72.9              70.7
        100,000,000 - 800,000,000               1.59          55.7              54.9
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                $431,373
Maximum:                $800,000,000
Average:                $13,264,324

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
MORTGAGE RATES (%)                           MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

            4.9900 - 5.2499                          2                12,573,750           0.3%         4.9900            98
            5.2500 - 5.4999                         12               331,873,716           7.5%         5.4511           112
            5.5000 - 5.7499                         80             1,179,656,740          26.7%         5.6288           113
            5.7500 - 5.9999                        136             1,149,792,596          26.0%         5.8412           114
            6.0000 - 6.0999                         20               153,847,192           3.5%         6.0375           114
            6.1000 - 6.1999                         15               313,946,893           7.1%         6.1355           114
            6.2000 - 6.2999                         13               104,522,878           2.4%         6.2354           115
            6.3000 - 6.4999                         15             1,054,862,363          23.9%         6.4323           117
            6.5000 - 7.5000                         40               115,943,738           2.6%         6.6923           173
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
MORTGAGE RATES (%)                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

            4.9900 - 5.2499                     2.60          39.0               0.0
            5.2500 - 5.4999                     1.31          76.0              72.0
            5.5000 - 5.7499                     1.34          73.1              68.7
            5.7500 - 5.9999                     1.39          71.7              65.3
            6.0000 - 6.0999                     1.40          69.3              62.0
            6.1000 - 6.1999                     1.32          59.9              55.3
            6.2000 - 6.2999                     1.31          69.7              61.6
            6.3000 - 6.4999                     1.72          56.7              54.6
            6.5000 - 7.5000                     1.31          60.1              50.2
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                4.9900
Maximum:                7.5000
Weighted Average:       5.9533

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
DEBT SERVICE COVERAGE RATIOS (X)             MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

            1.05 - 1.19                             58               712,289,583          16.1%         5.8872           124
            1.20 - 1.24                             74               748,921,974          17.0%         5.7414           116
            1.25 - 1.29                             47               410,846,506           9.3%         5.9384           117
            1.30 - 1.34                             27               205,033,918           4.6%         5.8918           107
            1.35 - 1.39                             35               411,616,400           9.3%         5.8038           112
            1.40 - 1.44                             15               152,518,034           3.5%         5.8164           115
            1.45 - 1.49                             15               310,297,211           7.0%         6.1124           108
            1.50 - 1.74                             40             1,305,211,157          29.5%         6.1469           115
            1.75 - 1.99                             10                55,845,603           1.3%         5.7188           124
            2.00 - 15.11                            12               104,439,482           2.4%         6.1273           112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
DEBT SERVICE COVERAGE RATIOS (X)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

            1.05 - 1.19                         1.17          70.0              64.4
            1.20 - 1.24                         1.21          73.8              66.3
            1.25 - 1.29                         1.27          72.8              65.3
            1.30 - 1.34                         1.31          74.1              68.5
            1.35 - 1.39                         1.37          71.5              66.6
            1.40 - 1.44                         1.41          75.2              70.4
            1.45 - 1.49                         1.48          65.2              59.4
            1.50 - 1.74                         1.67          60.7              59.9
            1.75 - 1.99                         1.79          56.2              52.5
            2.00 - 15.11                        3.16          41.1              32.9
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                1.05x
Maximum:                15.11x
Weighted Average:       1.44x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF CUT-OFF DATE                           NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
LOAN-TO-VALUE RATIOS (%)                     MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

             5.00 - 50.00                           33               148,250,650           3.4%         6.1291           121
            50.01 - 60.00                           30             1,132,763,770          25.6%         6.3451           118
            60.01 - 65.00                           40               431,894,245           9.8%         6.0208           115
            65.01 - 70.00                           56               461,927,447          10.5%         5.8729           120
            70.01 - 75.00                           75               920,685,854          20.8%         5.7587           113
            75.01 - 77.50                           23               385,305,097           8.7%         5.7504           117
            77.51 - 80.00                           71               906,358,802          20.5%         5.7242           113
            80.01 - 84.00                            5                29,834,000           0.7%         6.0623           106
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF CUT-OFF DATE                        WTD. AVG.    CUT-OFF DATE        OR ARD
LOAN-TO-VALUE RATIOS (%)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

             5.00 - 50.00                       2.65          40.9              33.5
            50.01 - 60.00                       1.58          55.3              54.4
            60.01 - 65.00                       1.50          62.5              55.9
            65.01 - 70.00                       1.39          67.6              61.3
            70.01 - 75.00                       1.33          73.1              67.6
            75.01 - 77.50                       1.31          76.6              70.7
            77.51 - 80.00                       1.26          79.2              73.4
            80.01 - 84.00                       1.22          82.3              74.9
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                5.00
Maximum:                84.00
Weighted Average:       67.46

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF MATURITY DATE                          NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
OR ARD LTV RATIOS (%)                        MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

   Fully Amortizing                                 30                38,526,906           0.9%         6.1698           255
             3.00 - 40.00                           22               114,550,747           2.6%         6.2829           124
            40.01 - 49.99                           25               148,346,901           3.4%         5.9742           119
            50.00 - 60.00                           54             1,453,259,285          32.9%         6.2995           117
            60.01 - 62.50                           26               214,920,431           4.9%         5.8912           114
            62.51 - 65.00                           35               389,500,446           8.8%         5.8150           112
            65.01 - 67.50                           38               456,402,342          10.3%         5.7934           117
            67.51 - 70.00                           31               382,729,657           8.7%         5.7274           115
            70.01 - 80.00                           72             1,218,783,149          27.6%         5.6863           110
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF MATURITY DATE                       WTD. AVG.     CUT-OFF DATE       OR ARD
OR ARD LTV RATIOS (%)                         DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

   Fully Amortizing                             1.68          53.1               0.0
             3.00 - 40.00                       2.84          42.2              30.1
            40.01 - 49.99                       1.41          58.4              44.9
            50.00 - 60.00                       1.54          57.7              54.7
            60.01 - 62.50                       1.38          69.9              61.6
            62.51 - 65.00                       1.42          69.3              63.9
            65.01 - 67.50                       1.29          73.1              66.6
            67.51 - 70.00                       1.28          74.3              68.8
            70.01 - 80.00                       1.32          77.8              74.6
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                3.00
Maximum:                80.00
Weighted Average:       62.90

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
TERMS TO MATURITY (MOS.)                     MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

             57 - 60                                11               163,968,831           3.7%         5.7802            58
             61 - 84                                 7               130,558,662           3.0%         5.7264            83
             85 - 121                              278             4,084,001,857          92.5%         5.9598           117
            122 - 353                               37                38,490,516           0.9%         6.7782           302
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.    CUT-OFF DATE        OR ARD
TERMS TO MATURITY (MOS.)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

             57 - 60                            1.45          72.6              71.9
             61 - 84                            1.35          75.7              73.9
             85 - 121                           1.44          67.1              62.3
            122 - 353                           2.07          56.6              22.2
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                57 mos.
Maximum:                353 mos.
Weighted Average:       116 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
STATED AMORTIZATION TERMS (MOS.)             MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

   Interest Only                                    48             1,903,336,000          43.1%         6.0304           112
             97 - 240                               16                99,616,284           2.3%         5.8961           118
            241 - 300                               13               139,510,423           3.2%         6.2061           114
            301 - 360                              247             2,151,039,894          48.7%         5.8846           119
            361 - 473                                9               123,517,265           2.8%         5.7237           120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.    CUT-OFF DATE        OR ARD
STATED AMORTIZATION TERMS (MOS.)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

   Interest Only                                1.54          63.6              63.6
             97 - 240                           1.47          62.5              42.0
            241 - 300                           2.47          51.1              39.8
            301 - 360                           1.30          71.7              64.3
            361 - 473                           1.22          76.4              68.2
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

Minimum:                97 mos.
Maximum:                473 mos.
Weighted Average:       350 mos.

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL    MORTGAGE       MATURITY/ARD
AMORTIZATION TYPES                           MORTGAGE LOANS       BALANCE ($)           BALANCE       RATE (%)          (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                                       47             1,897,566,000          43.0%         6.0316           112
IO-Balloon                                         132             1,562,158,300          35.4%         5.8430           117
Balloon                                            112               760,534,178          17.2%         6.0006           117
Partial IO-ARD                                       3                86,300,000           2.0%         5.8060           116
ARD                                                  8                66,164,481           1.5%         5.8650           116
Fully Amortizing                                    30                38,526,906           0.9%         6.1698           255
IO-ARD                                               1                 5,770,000           0.1%         5.6300           120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            333         $   4,417,019,866         100.0%         5.9533           116
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
AMORTIZATION TYPES                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Interest Only                                   1.54          63.6              63.6
IO-Balloon                                      1.29          72.2              65.6
Balloon                                         1.55          66.7              55.4
Partial IO-ARD                                  1.21          78.3              71.9
ARD                                             1.34          70.1              53.6
Fully Amortizing                                1.68          53.1               0.0
IO-ARD                                          1.68          64.8              64.8
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.44X         67.5              62.9
========================================================================================

ESCROW TYPES

--------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL
ESCROW TYPES                                 MORTGAGE LOANS       BALANCE ($)           BALANCE
--------------------------------------------------------------------------------------------------

Real Estate Tax                                    274             3,696,076,889          83.7%
Insurance                                          239             3,322,611,358          75.2%
Replacement Reserves                               209             3,427,901,828          77.6%
TI/LC Reserves                                     116             1,323,527,916          54.0%

LOCKBOX TYPES

--------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       MORTGAGE POOL
LOCKBOX TYPES                                MORTGAGE LOANS       BALANCE ($)           BALANCE
--------------------------------------------------------------------------------------------------

Hard                                                64             2,128,593,835          48.2%
None at Closing, Springing Hard                     49               572,087,759          13.0%
Soft at Closing, Springing Hard                      2                91,800,000          2.1%
Soft                                                 6                96,228,363          2.2%
--------------------------------------------------------------------------------------------------

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
MORTGAGE LOAN SELLER                         MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

CRF                                                116             1,198,480,850          37.3%         5.8690           113
MLML                                                45               787,677,286          24.5%         5.8451           114
KEY                                                 43               526,904,105          16.4%         5.7042           117
IXIS                                                29               383,109,911          11.9%         5.9658           118
WFB                                                 26               315,250,590           9.8%         5.8641           113
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
MORTGAGE LOAN SELLER                          DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

CRF                                             1.42          69.8              64.9
MLML                                            1.44          67.1              63.1
KEY                                             1.28          71.9              65.1
IXIS                                            1.29          71.5              63.2
WFB                                             1.44          71.0              63.6
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                NUMBER OF      AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                MORTGAGED       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
PROPERTY TYPE                                  PROPERTIES         BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Office                                              57             1,031,241,937          32.1%         5.8712           116
Retail                                             331               978,570,432          30.5%         5.7626           115
   Anchored                                         40               589,866,335          18.4%         5.6675           113
   Unanchored                                       42               184,239,862           5.7%         5.8500           119
   Shadow Anchored                                  17                82,700,216           2.6%         5.8972           117
   Single Tenant                                   232               121,764,018           3.8%         5.9998           115
Hospitality                                         28               549,794,238          17.1%         6.0481           114
Industrial                                          37               367,324,641          11.4%         5.6503           109
Self Storage                                        24               156,682,890           4.9%         5.8090           116
Mixed Use                                            7                71,739,441           2.2%         5.8255           117
Healthcare                                           3                43,375,525           1.4%         6.4890           118
Manufactured Housing                                 2                10,700,000           0.3%         5.8303            91
Multifamily                                          1                 1,993,639           0.1%         5.6900           117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            490         $   3,211,422,743         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
PROPERTY TYPE                                 DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Office                                          1.30          69.5              64.4
Retail                                          1.31          72.3              65.7
   Anchored                                     1.26          74.7              68.8
   Unanchored                                   1.32          69.1              61.4
   Shadow Anchored                              1.27          71.5              64.6
   Single Tenant                                1.55          65.8              57.8
Hospitality                                     1.49          67.5              60.7
Industrial                                      1.39          72.3              68.6
Self Storage                                    1.64          66.0              63.8
Mixed Use                                       1.28          72.8              66.0
Healthcare                                      3.48          38.9              30.7
Manufactured Housing                            1.28          73.2              70.3
Multifamily                                     1.58          31.2              26.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                NUMBER OF      AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                MORTGAGED       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
PROPERTY STATE/LOCATION                        PROPERTIES         BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                            13               458,715,017          14.3%         6.2012           116
California                                          44               416,121,516          13.0%         5.8020           115
   Southern                                         34               358,877,598          11.2%         5.7884           116
   Northern                                         10                57,243,918           1.8%         5.8875           109
Texas                                              135               331,636,753          10.3%         5.7429           117
Florida                                             27               237,010,792           7.4%         5.8054           109
Arizona                                             25               199,038,244           6.2%         5.8674           116
Maryland                                            18               167,376,265           5.2%         5.7218           117
Georgia                                             33               165,607,344           5.2%         5.6955           114
Pennsylvania                                         5               129,569,281           4.0%         5.6015           118
Tennessee                                           31               124,457,453           3.9%         5.6008            99
New Jersey                                           6               117,325,525           3.7%         5.9908           118
Virginia                                             9                77,840,423           2.4%         5.8543           118
Ohio                                                 7                58,423,843           1.8%         5.7586           118
Connecticut                                          5                56,321,717           1.8%         6.1897           117
Minnesota                                            3                51,938,986           1.6%         5.7041           118
Colorado                                             7                48,982,677           1.5%         5.7690           109
Massachusetts                                        3                46,342,115           1.4%         5.7714           116
Kentucky                                             3                44,253,750           1.4%         5.3336           113
Louisiana                                            5                44,055,079           1.4%         6.1550           113
Alabama                                             19                43,476,544           1.4%         5.8143           117
Kansas                                               8                42,396,574           1.3%         5.8323           121
Indiana                                              2                42,100,000           1.3%         5.6161           118
Nevada                                               2                37,160,000           1.2%         5.5528           119
District of Columbia                                 1                32,500,000           1.0%         5.8100            59
North Carolina                                       7                31,901,487           1.0%         5.9394           118
South Carolina                                       3                28,424,467           0.9%         5.8894           118
Alaska                                               4                24,337,039           0.8%         6.0200           120
Washington                                           4                23,840,547           0.7%         5.7763           119
Missouri                                            11                23,119,442           0.7%         6.1407           112
Illinois                                             5                22,811,793           0.7%         5.8648           117
Michigan                                             2                22,165,000           0.7%         6.0368           101
New Mexico                                           8                12,617,094           0.4%         5.5911           116
Oregon                                               5                12,100,346           0.4%         6.0720           128
Utah                                                 3                10,840,746           0.3%         5.8616           119
Iowa                                                 1                 9,700,000           0.3%         5.7850           117
Oklahoma                                             9                 5,589,889           0.2%         6.4686           114
Vermont                                              1                 3,563,000           0.1%         5.8600           118
Delaware                                             1                 3,450,000           0.1%         5.7500           119
Wisconsin                                            1                 2,000,000           0.1%         5.8100           117
Mississippi                                          8                 1,009,458           0.0%         6.1900            98
Idaho                                                1                   671,625           0.0%         7.3750           173
Arkansas                                             5                   630,911           0.0%         6.1900            98
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            490         $   3,211,422,743         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
PROPERTY STATE/LOCATION                       DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

New York                                        1.31          60.0              54.9
California                                      1.39          66.8              62.8
   Southern                                     1.40          67.2              63.5
   Northern                                     1.33          64.2              58.5
Texas                                           1.49          72.5              67.3
Florida                                         1.36          72.1              66.1
Arizona                                         1.33          73.0              68.4
Maryland                                        1.60          68.1              66.4
Georgia                                         1.27          72.8              66.1
Pennsylvania                                    1.19          76.1              69.9
Tennessee                                       1.46          76.6              75.1
New Jersey                                      2.09          62.4              54.3
Virginia                                        1.35          72.3              63.5
Ohio                                            1.23          75.5              68.6
Connecticut                                     1.28          75.9              64.9
Minnesota                                       1.25          76.1              68.7
Colorado                                        1.37          64.7              60.3
Massachusetts                                   1.41          74.6              70.1
Kentucky                                        1.61          68.4              74.3
Louisiana                                       1.25          77.1              66.4
Alabama                                         1.30          76.4              69.8
Kansas                                          1.26          69.4              59.1
Indiana                                         1.25          79.3              72.5
Nevada                                          1.19          75.3              70.0
District of Columbia                            1.49          64.6              64.6
North Carolina                                  1.33          76.3              65.5
South Carolina                                  1.32          71.3              59.5
Alaska                                          1.30          77.1              56.4
Washington                                      1.28          71.5              63.1
Missouri                                        1.26          63.9              45.2
Illinois                                        1.35          68.6              61.2
Michigan                                        1.23          80.5              74.2
New Mexico                                      1.37          77.1              71.0
Oregon                                          1.31          66.9              56.0
Utah                                            1.32          74.0              62.0
Iowa                                            1.05          78.9              73.6
Oklahoma                                        1.49          64.3              44.2
Vermont                                         1.22          73.2              64.6
Delaware                                        1.64          53.9              48.5
Wisconsin                                       1.39          63.3              54.7
Mississippi                                     2.67          41.4              33.3
Idaho                                           1.30          40.3              31.5
Arkansas                                        2.67          41.4              33.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)          MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

          586,804 - 2,999,999                       57               111,261,572           3.5%         5.9657           121
        3,000,000 - 3,999,999                       24                86,788,656           2.7%         5.8145           113
        4,000,000 - 4,999,999                       19                84,463,219           2.6%         5.9645           114
        5,000,000 - 5,999,999                       23               124,631,835           3.9%         5.9217           116
        6,000,000 - 6,999,999                        9                58,111,080           1.8%         5.7113           116
        7,000,000 - 7,999,999                        7                51,771,022           1.6%         5.8869           118
        8,000,000 - 9,999,999                       24               209,790,159           6.5%         5.8405           118
       10,000,000 - 14,999,999                      42               499,052,266          15.5%         5.8701           111
       15,000,000 - 19,999,999                      12               204,634,287           6.4%         5.8546           118
       20,000,000 - 49,999,999                      31               918,418,647          28.6%         5.7896           113
       50,000,000 - 99,999,999                       9               567,500,000          17.7%         5.6585           114
      100,000,000 - 170,000,000                      2               295,000,000           9.2%         6.2700           119
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)           DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

          586,804 - 2,999,999                   1.35          65.6              55.6
        3,000,000 - 3,999,999                   1.43          64.7              55.3
        4,000,000 - 4,999,999                   1.33          68.9              60.3
        5,000,000 - 5,999,999                   1.49          68.1              61.1
        6,000,000 - 6,999,999                   1.53          63.5              58.4
        7,000,000 - 7,999,999                   1.30          72.3              64.1
        8,000,000 - 9,999,999                   1.36          69.9              63.7
       10,000,000 - 14,999,999                  1.45          70.1              63.7
       15,000,000 - 19,999,999                  1.48          70.2              62.8
       20,000,000 - 49,999,999                  1.37          73.6              67.3
       50,000,000 - 99,999,999                  1.38          72.9              70.7
      100,000,000 - 170,000,000                 1.31          56.1              52.9
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                $586,804
Maximum:                $170,000,000
Average:                $12,399,316

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
MORTGAGE RATES (%)                           MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        4.9900 - 5.4999                             13               338,447,466          10.5%         5.4340           112
        5.5000 - 5.7499                             66               994,319,792          31.0%         5.6219           114
        5.7500 - 5.9999                            114               988,592,885          30.8%         5.8404           115
        6.0000 - 6.0999                             19               139,888,416           4.4%         6.0317           114
        6.1000 - 6.1999                             12               307,586,893           9.6%         6.1358           114
        6.2000 - 6.2999                             11                99,469,442           3.1%         6.2351           117
        6.3000 - 6.3999                              9                77,636,838           2.4%         6.3264           109
        6.4000 - 6.4999                              5               177,225,525           5.5%         6.4712           119
        6.5000 - 6.5999                              2                59,580,430           1.9%         6.5023           116
        6.6000 - 7.5000                              8                28,675,054           0.9%         6.9105           118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
MORTGAGE RATES (%)                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

        4.9900 - 5.4999                         1.36          74.6              72.0
        5.5000 - 5.7499                         1.35          73.1              68.3
        5.7500 - 5.9999                         1.38          71.6              65.2
        6.0000 - 6.0999                         1.41          68.8              61.9
        6.1000 - 6.1999                         1.32          59.5              55.0
        6.2000 - 6.2999                         1.30          69.6              61.4
        6.3000 - 6.3999                         1.32          70.5              59.5
        6.4000 - 6.4999                         1.96          55.8              48.2
        6.5000 - 6.5999                         1.37          59.3              53.7
        6.6000 - 7.5000                         1.27          59.9              49.1
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                4.9900
Maximum:                7.5000
Weighted Average:       5.8472

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
DEBT SERVICE COVERAGE RATIOS (X)             MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        1.05 - 1.19                                 37               621,236,885          19.3%         5.8793           118
        1.20 - 1.24                                 60               674,858,372          21.0%         5.7322           116
        1.25 - 1.29                                 35               325,100,521          10.1%         5.9645           117
        1.30 - 1.34                                 18               135,487,713           4.2%         5.9342           119
        1.35 - 1.44                                 41               521,799,255          16.2%         5.8098           111
        1.45 - 1.49                                 12               271,914,240           8.5%         6.1632           110
        1.50 - 1.59                                 15               194,454,337           6.1%         5.6439           118
        1.60 - 1.79                                 27               353,370,752          11.0%         5.7060           109
        1.80 - 3.48                                 14               113,200,667           3.5%         6.1191           111
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.    CUT-OFF DATE        OR ARD
DEBT SERVICE COVERAGE RATIOS (X)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

        1.05 - 1.19                             1.16          70.0              64.2
        1.20 - 1.24                             1.21          73.7              66.3
        1.25 - 1.29                             1.27          73.3              65.3
        1.30 - 1.34                             1.31          72.9              66.3
        1.35 - 1.44                             1.38          72.3              67.4
        1.45 - 1.49                             1.49          64.2              57.8
        1.50 - 1.59                             1.55          71.2              69.5
        1.60 - 1.79                             1.67          66.2              63.8
        1.80 - 3.48                             2.79          42.4              34.2
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                1.05x
Maximum:                3.48x
Weighted Average:       1.39x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF CUT-OFF DATE                           NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
LOAN-TO-VALUE RATIOS (%)                     MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        31.2 - 50.0                                 24               141,687,399           4.4%         6.1119           113
        50.0 - 60.0                                 19               320,326,038          10.0%         6.1225           116
        60.0 - 65.0                                 29               407,466,965          12.7%         6.0231           113
        65.0 - 70.0                                 46               370,752,825          11.5%         5.8938           116
        70.0 - 75.0                                 63               827,817,054          25.8%         5.7468           114
        75.0 - 77.5                                 20               348,461,409          10.9%         5.7386           117
        77.5 - 80.0                                 55               768,237,051          23.9%         5.7179           114
        80.0 - 84.0                                  3                26,674,000           0.8%         6.0555           104
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF CUT-OFF DATE                        WTD. AVG.    CUT-OFF DATE        OR ARD
LOAN-TO-VALUE RATIOS (%)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

        31.2 - 50.0                             2.48          41.6              34.0
        50.0 - 60.0                             1.29          54.6              51.6
        60.0 - 65.0                             1.51          62.5              56.1
        65.0 - 70.0                             1.43          67.8              60.0
        70.0 - 75.0                             1.33          73.0              67.6
        75.0 - 77.5                             1.31          76.6              71.3
        77.5 - 80.0                             1.26          79.2              73.4
        80.0 - 84.0                             1.22          82.5              75.4
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                31.2
Maximum:                84.0
Weighted Average:       69.8

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF MATURITY DATE                          NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
OR ARD LTV RATIOS (%)                        MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                                     3                15,552,270           0.5%         5.1490           113
         9.9 - 50.0                                 41               249,904,312           7.8%         6.1020           117
        50.0 - 55.0                                 27               530,357,156          16.5%         6.1737           117
        55.0 - 60.0                                 19                98,855,012           3.1%         6.0077           117
        60.0 - 62.5                                 24               211,209,050           6.6%         5.8887           114
        62.5 - 65.0                                 30               331,655,500          10.3%         5.8014           111
        65.0 - 67.5                                 32               385,456,339          12.0%         5.8018           118
        67.5 - 70.0                                 22               314,811,954           9.8%         5.7282           116
        70.0 - 79.9                                 61             1,073,621,149          33.4%         5.6791           112
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF MATURITY DATE                       WTD. AVG.    CUT-OFF DATE        OR ARD
OR ARD LTV RATIOS (%)                         DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Fully Amortizing                                2.33          43.2               0.0
         9.9 - 50.0                             1.94          51.3              39.1
        50.0 - 55.0                             1.35          59.0              52.8
        55.0 - 60.0                             1.33          66.2              58.2
        60.0 - 62.5                             1.38          69.9              61.7
        62.5 - 65.0                             1.44          68.4              64.0
        65.0 - 67.5                             1.30          73.7              66.8
        67.5 - 70.0                             1.28          74.7              68.8
        70.0 - 79.9                             1.33          77.8              74.4
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                9.9
Maximum:                79.9
Weighted Average:       64.2

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
TERMS TO MATURITY (MOS.)                     MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

             57 - 84                                13               208,482,027           6.5%         5.7570            69
             85 - 114                                9                95,492,157           3.0%         6.1004           101
            115 - 121                              231             2,898,936,203          90.3%         5.8428           118
            122 - 178                                6                 8,512,355           0.3%         6.6884           174
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.    CUT-OFF DATE        OR ARD
TERMS TO MATURITY (MOS.)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

             57 - 84                            1.44          73.1              71.8
             85 - 114                           1.81          57.1              53.1
            115 - 121                           1.37          70.0              64.0
            122 - 178                           1.28          53.4              38.4
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                57 mos.
Maximum:                178 mos.
Weighted Average:       114 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
STATED AMORTIZATION TERMS (MOS.)             MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

     Interest Only                                  39               917,841,000          28.6%         5.7434           110
             97 - 240                               16                99,616,284           3.1%         5.8961           118
            241 - 300                               12               137,220,515           4.3%         6.2106           113
            301 - 360                              184             1,934,240,496          60.2%         5.8767           116
            361 - 420                                8               122,504,448           3.8%         5.7115           118
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.    CUT-OFF DATE        OR ARD
STATED AMORTIZATION TERMS (MOS.)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

     Interest Only                              1.45          68.6              68.6
             97 - 240                           1.47          62.5              42.0
            241 - 300                           2.26          51.9              40.4
            301 - 360                           1.31          71.6              64.4
            361 - 420                           1.22          76.5              68.4
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

Minimum:                97 mos.
Maximum:                420 mos.
Weighted Average:       350 mos.

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1      MORTGAGE      MATURITY/ARD
AMORTIZATION TYPES                           MORTGAGE LOANS       BALANCE ($)          BALANCE         RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

IO-Balloon                                         113             1,463,135,500          45.6%         5.8466           116
Interest Only                                       38               912,071,000          28.4%         5.7441           110
Balloon                                             93               662,429,491          20.6%         6.0122           116
Partial IO-ARD                                       3                86,300,000           2.7%         5.8060           116
ARD                                                  8                66,164,481           2.1%         5.8650           116
Fully Amortizing                                     3                15,552,270           0.5%         5.1490           113
IO-ARD                                               1                 5,770,000           0.2%         5.6300           120
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                            259         $   3,211,422,742         100.0%         5.8472           114
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                              WTD. AVG.
                                                           WTD. AVG.       MATURITY DATE
                                             WTD. AVG.    CUT-OFF DATE        OR ARD
AMORTIZATION TYPES                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

IO-Balloon                                      1.29          71.9              65.6
Interest Only                                   1.45          68.7              68.7
Balloon                                         1.54          66.2              54.8
Partial IO-ARD                                  1.21          78.3              71.9
ARD                                             1.34          70.1              53.6
Fully Amortizing                                2.33          43.2               0.0
IO-ARD                                          1.68          64.8              64.8
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.39X         69.8              64.2
========================================================================================

ESCROW TYPES

-------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1
ESCROW TYPES                                 MORTGAGE LOANS       BALANCE ($)          BALANCE
-------------------------------------------------------------------------------------------------

Real Estate Tax                                    203             2,493,689,218          77.7%
Replacement Reserves                               175             2,350,298,693          73.2%
Insurance                                          170             2,121,785,315          66.1%
TI/LC Reserves                                     116             1,323,527,916          54.0%

LOCKBOX TYPES

-------------------------------------------------------------------------------------------------
                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 1
LOCKBOX TYPES                                MORTGAGE LOANS       BALANCE ($)          BALANCE
-------------------------------------------------------------------------------------------------

Hard                                                62             1,298,093,835          40.4%
None at Closing, Springing Hard                     46               564,582,384          17.6%
Soft at Closing, Springing Hard                      2                91,800,000           2.9%
Soft                                                 3                54,683,363           1.7%
-------------------------------------------------------------------------------------------------

LOAN SELLERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
MORTGAGE LOAN SELLER                         MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

MLML                                                 9               947,893,776          78.6%         6.3256           114
CRF                                                 52               188,663,840          15.6%         5.9258           150
KEY                                                  5                33,202,928           2.8%         5.8569           121
IXIS                                                 3                18,940,466           1.6%         5.9120            63
WFB                                                  5                16,896,114           1.4%         5.7911           117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.     CUT-OFF DATE       OR ARD
MORTGAGE LOAN SELLER                          DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

MLML                                            1.63          58.4              58.1
CRF                                             1.28          70.5              64.3
KEY                                             2.20          72.3              63.1
IXIS                                            1.31          76.6              74.9
WFB                                             1.22          78.8              69.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

PROPERTY TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                              NUMBER OF        AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                              MORTGAGED         DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
PROPERTY TYPE                                PROPERTIES           BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Multifamily                                         78             1,198,165,838          99.4%         6.2382           119
Manufactured Housing                                 2                 7,431,286           0.6%         5.9003           117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             80         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.     CUT-OFF DATE       OR ARD
PROPERTY TYPE                                 DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Multifamily                                     1.59          61.2              59.5
Manufactured Housing                            1.21          63.8              54.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

PROPERTY STATE/LOCATION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                              NUMBER OF        AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                              MORTGAGED         DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
PROPERTY STATE/LOCATION                      PROPERTIES           BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

New York                                             5               804,551,156          66.7%         6.4331           118
California                                          25                72,811,103           6.0%         5.9248           143
Texas                                                8                64,725,297           5.4%         5.7544           121
North Carolina                                       7                49,064,906           4.1%         5.8681            98
Arizona                                              2                45,053,411           3.7%         5.6881           118
Ohio                                                 5                20,213,909           1.7%         5.8218           128
Indiana                                              3                20,130,117           1.7%         5.7877            98
Alabama                                              1                19,973,150           1.7%         5.9000           119
South Carolina                                       2                17,320,000           1.4%         5.7100           118
Iowa                                                 3                14,828,507           1.2%         5.8878           118
Pennsylvania                                         3                13,783,019           1.1%         5.8863           117
Maryland                                             1                13,725,000           1.1%         5.8400            57
Michigan                                             1                13,500,000           1.1%         5.7000           118
Oklahoma                                             2                10,400,000           0.9%         5.7327           118
Tennessee                                            1                 5,960,000           0.5%         5.7500           117
Florida                                              1                 3,495,466           0.3%         6.2550            59
North Dakota                                         2                 3,344,587           0.3%         5.8600           118
New Mexico                                           1                 2,990,513           0.2%         5.7200           117
Minnesota                                            1                 2,900,800           0.2%         6.8750           352
Vermont                                              1                 1,785,158           0.1%         6.8750           351
Washington                                           1                 1,494,251           0.1%         6.8750           351
Nevada                                               1                 1,350,000           0.1%         5.9920           116
Virginia                                             1                 1,023,365           0.1%         6.7500           352
New Hampshire                                        1                   636,425           0.1%         6.8750           353
Wisconsin                                            1                   536,983           0.0%         6.8750           353
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             80         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.     CUT-OFF DATE       OR ARD
PROPERTY STATE/LOCATION                       DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

New York                                        1.74          55.5              55.5
California                                      1.27          68.6              69.3
Texas                                           1.24          74.0              70.9
North Carolina                                  1.40          70.7              66.0
Arizona                                         1.19          66.3              65.7
Ohio                                            1.39          72.5              64.6
Indiana                                         1.25          76.3              69.8
Alabama                                         1.27          76.8              65.0
South Carolina                                  1.35          80.0              80.0
Iowa                                            1.23          76.5              64.8
Pennsylvania                                    1.28          74.5              63.5
Maryland                                        1.31          78.0              78.0
Michigan                                        1.20          78.5              70.5
Oklahoma                                        1.24          78.8              69.9
Tennessee                                       1.36          75.0              66.1
Florida                                         1.29          71.8              67.4
North Dakota                                    1.31          79.8              67.6
New Mexico                                      1.26          64.5              54.4
Minnesota                                       1.14          79.3               5.0
Vermont                                         1.10          75.0               0.0
Washington                                      1.15          67.2               0.0
Nevada                                          1.18          73.0              63.3
Virginia                                        1.35          58.5               0.0
New Hampshire                                   1.33          63.6               0.0
Wisconsin                                       1.25          65.9               0.0
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

CUT-OFF DATE PRINCIPAL BALANCES ($)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)          MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

         431,373 - 3,499,999                        48                67,718,279           5.6%         6.3148           212
       3,500,000 - 4,499,999                         4                15,545,076           1.3%         5.7618           118
       5,500,000 - 6,999,999                         5                31,573,286           2.6%         5.7553           118
      10,000,000 - 12,999,999                        4                44,563,019           3.7%         5.7350           108
      13,000,000 - 19,999,999                        8               124,347,464          10.3%         5.7837           111
      20,000,000 - 800,000,000                       5               921,850,000          76.5%         6.3401           114
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.     CUT-OFF DATE       OR ARD
CUT-OFF DATE PRINCIPAL BALANCES ($)           DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

         431,373 - 3,499,999                    1.74          64.7              52.8
       3,500,000 - 4,499,999                    1.29          68.4              59.4
       5,500,000 - 6,999,999                    1.27          75.1              66.3
      10,000,000 - 12,999,999                   1.28          75.1              67.1
      13,000,000 - 19,999,999                   1.26          76.4              71.2
      20,000,000 - 800,000,000                  1.65          57.6              57.6
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                $431,373
Maximum:                $800,000,000
Average:                $16,291,853

MORTGAGE RATES (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
MORTGAGE RATES (%)                           MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

        5.4500 - 5.7999                             20               234,835,908          19.5%         5.6810           104
        5.8000 - 5.8999                              9                68,294,526           5.7%         5.8416           105
        5.9000 - 6.0999                              9                63,365,000           5.3%         5.9524           120
        6.1000 - 6.1999                              3                 6,360,000           0.5%         6.1200           116
        6.2000 - 7.4250                             33               832,741,689          69.1%         6.4475           125
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.     CUT-OFF DATE       OR ARD
MORTGAGE RATES (%)                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

        5.4500 - 5.7999                         1.28          73.5              70.6
        5.8000 - 5.8999                         1.26          72.4              67.4
        5.9000 - 6.0999                         1.78          71.4              61.2
        6.1000 - 6.1999                         1.29          80.4              70.2
        6.2000 - 7.4250                         1.68          55.9              55.4
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                5.4500
Maximum:                7.4250
Weighted Average:       6.2361

DEBT SERVICE COVERAGE RATIOS (X)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF                                        NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
DEBT SERVICE COVERAGE RATIOS (X)             MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

          1.10 - 1.19                               21                91,052,698           7.6%         5.9413           168
          1.20 - 1.24                               14                74,063,601           6.1%         5.8260           117
          1.25 - 1.29                               12                85,745,985           7.1%         5.8395           119
          1.30 - 1.39                               18               111,881,384           9.3%         5.7965           100
          1.40 - 15.11                               9               842,853,456          69.9%         6.4027           117
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF                                     WTD. AVG.     CUT-OFF DATE       OR ARD
DEBT SERVICE COVERAGE RATIOS (X)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

          1.10 - 1.19                           1.18          70.1              66.2
          1.20 - 1.24                           1.22          74.6              66.5
          1.25 - 1.29                           1.27          70.7              65.1
          1.30 - 1.39                           1.33          75.8              72.0
          1.40 - 15.11                          1.73          56.2              56.1
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                1.10x
Maximum:                15.11x
Weighted Average:       1.58x

CUT-OFF DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF CUT-OFF DATE                           NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
LOAN-TO-VALUE RATIOS (%)                     MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

          5.00 - 70.00                              41               934,602,884          77.5%         6.3587           123
         70.01 - 72.50                               4                17,706,847           1.5%         5.8147           105
         72.51 - 75.00                               8                75,161,953           6.2%         5.8762           105
         75.01 - 77.50                               3                36,843,688           3.1%         5.8624           118
         77.51 - 81.10                              18               141,281,751          11.7%         5.7673           106
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF CUT-OFF DATE                        WTD. AVG.     CUT-OFF DATE       OR ARD
LOAN-TO-VALUE RATIOS (%)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

          5.00 - 70.00                          1.67          56.7              56.3
         70.01 - 72.50                          1.41          71.3              64.0
         72.51 - 75.00                          1.34          74.0              68.1
         75.01 - 77.50                          1.25          76.9              65.2
         77.51 - 81.10                          1.26          78.9              73.7
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                5.00
Maximum:                81.10
Weighted Average:       61.22

MATURITY DATE OR ANTICIPATED REPAYMENT DATE LOAN-TO-VALUE RATIOS (%)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF MATURITY DATE                          NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
OR ARD LTV RATIOS (%)                        MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Fully Amortizing                                    27                22,974,636           1.9%         6.8609           351
           3.0 - 60.00                              14               837,040,454          69.4%         6.4127           119
         60.01 - 65.00                               7                61,556,327           5.1%         5.9016           118
         65.01 - 67.50                               6                70,946,003           5.9%         5.7479           115
         67.51 - 70.00                               9                67,917,703           5.6%         5.7240           112
         70.01 - 80.00                              11               145,162,000          12.0%         5.7394            93
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF MATURITY DATE                       WTD. AVG.     CUT-OFF DATE       OR ARD
OR ARD LTV RATIOS (%)                         DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Fully Amortizing                                1.25          59.8               0.0
           3.0 - 60.00                          1.72          55.8              55.1
         60.01 - 65.00                          1.32          74.2              63.7
         65.01 - 67.50                          1.22          69.9              65.9
         67.51 - 70.00                          1.28          72.6              68.9
         70.01 - 80.00                          1.29          77.8              75.6
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                3.00
Maximum:                80.00
Weighted Average:       59.50

REMAINING TERMS TO MATURITY OR ANTICIPATED REPAYMENT DATE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
TERMS TO MATURITY (MOS.)                     MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

            57 - 109                                 5                86,045,466           7.1%         5.7547            68
           110 - 353                                69             1,119,551,658          92.9%         6.2731           123
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.     CUT-OFF DATE       OR ARD
TERMS TO MATURITY (MOS.)                      DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

            57 - 109                            1.34          76.0              75.1
           110 - 353                            1.60          60.1              58.3
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                57 mos.
Maximum:                353 mos.
Weighted Average:       119 mos.

REMAINING STATED AMORTIZATION TERMS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
RANGE OF REMAINING                              NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
STATED AMORTIZATION TERMS (MOS.)             MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

     Interest Only                                   9               985,495,000          81.7%         6.2976           113
           297 - 360                                64               219,089,307          18.2%         5.9550           144
           361 - 473                                 1                 1,012,817           0.1%         7.2000           353
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
RANGE OF REMAINING                           WTD. AVG.     CUT-OFF DATE       OR ARD
STATED AMORTIZATION TERMS (MOS.)              DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

     Interest Only                              1.62          58.9              58.9
           297 - 360                            1.41          71.8              62.8
           361 - 473                            1.19          64.1              41.6
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

Minimum:                297 mos.
Maximum:                473 mos.
Weighted Average:       357 mos.

AMORTIZATION TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       WTD. AVG.
                                                               AGGREGATE CUT-OFF     % OF INITIAL     WTD. AVG.    REMAINING TERM TO
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2      MORTGAGE      MATURITY/ARD
AMORTIZATION TYPES                           MORTGAGE LOANS       BALANCE ($)           BALANCE        RATE (%)         (MOS.)
------------------------------------------------------------------------------------------------------------------------------------

Interest Only                                        9               985,495,000          81.7%         6.2976           113
IO-Balloon                                          19                99,022,800           8.2%         5.7901           122
Balloon                                             19                98,104,688           8.1%         5.9223           120
Fully Amortizing                                    27                22,974,636           1.9%         6.8609           351
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                             74         $   1,205,597,124         100.0%         6.2361           119
====================================================================================================================================

----------------------------------------------------------------------------------------
                                                                             WTD. AVG.
                                                            WTD. AVG.      MATURITY DATE
                                             WTD. AVG.     CUT-OFF DATE       OR ARD
AMORTIZATION TYPES                            DSCR (X)    LTV RATIO (%)    LTV RATIO (%)
----------------------------------------------------------------------------------------

Interest Only                                   1.62          58.9              58.9
IO-Balloon                                      1.26          76.0              65.8
Balloon                                         1.60          70.3              59.7
Fully Amortizing                                1.25          59.8               0.0
----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                         1.58X         61.2              59.5
========================================================================================

ESCROW TYPES

-------------------------------------------------------------------------------------------------

                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2
ESCROW TYPES                                 MORTGAGE LOANS       BALANCE ($)           BALANCE
-------------------------------------------------------------------------------------------------

Real Estate Tax                                     71             1,202,387,670          99.7%
Insurance                                           69             1,200,826,043          99.6%
Replacement Reserves                                34             1,077,603,136          89.4%

LOCKBOX TYPES

-------------------------------------------------------------------------------------------------

                                                               AGGREGATE CUT-OFF     % OF INITIAL
                                                NUMBER OF       DATE PRINCIPAL       LOAN GROUP 2
LOCKBOX TYPES                                MORTGAGE LOANS       BALANCE ($)          BALANCE
-------------------------------------------------------------------------------------------------

Hard                                                 2               830,500,000          68.9%
Soft                                                 3                41,545,000           3.4%
None at Closing, Springing Hard                      3                 7,505,374           0.6%

                                    ANNEX A-3

           RESURGENS PLAZA TRUST MORTGAGE LOAN AMORTIZATION SCHEDULE

                                     A-3-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-3

                                 RESURGENS PLAZA

 PERIOD          DATE             ENDING BALANCE          PRINCIPAL
---------    ------------       ------------------      --------------
   0          3/1/2007            $82,000,000.00
   1          4/1/2007            $82,000,000.00
   2          5/1/2007            $82,000,000.00
   3          6/1/2007            $82,000,000.00
   4          7/1/2007            $82,000,000.00
   5          8/1/2007            $82,000,000.00
   6          9/1/2007            $82,000,000.00
   7          10/1/2007           $82,000,000.00
   8          11/1/2007           $82,000,000.00
   9          12/1/2007           $82,000,000.00
   10         1/1/2008            $82,000,000.00
   11         2/1/2008            $82,000,000.00
   12         3/1/2008            $82,000,000.00
   13         4/1/2008            $82,000,000.00
   14         5/1/2008            $82,000,000.00
   15         6/1/2008            $82,000,000.00
   16         7/1/2008            $82,000,000.00
   17         8/1/2008            $82,000,000.00
   18         9/1/2008            $82,000,000.00
   19         10/1/2008           $82,000,000.00
   20         11/1/2008           $82,000,000.00
   21         12/1/2008           $82,000,000.00
   22         1/1/2009            $82,000,000.00
   23         2/1/2009            $82,000,000.00
   24         3/1/2009            $82,000,000.00
   25         4/1/2009            $82,000,000.00
   26         5/1/2009            $82,000,000.00
   27         6/1/2009            $82,000,000.00
   28         7/1/2009            $82,000,000.00
   29         8/1/2009            $82,000,000.00
   30         9/1/2009            $82,000,000.00
   31         10/1/2009           $82,000,000.00
   32         11/1/2009           $82,000,000.00
   33         12/1/2009           $82,000,000.00
   34         1/1/2010            $82,000,000.00
   35         2/1/2010            $82,000,000.00
   36         3/1/2010            $82,000,000.00
   37         4/1/2010            $82,000,000.00
   38         5/1/2010            $82,000,000.00
   39         6/1/2010            $82,000,000.00
   40         7/1/2010            $82,000,000.00
   41         8/1/2010            $82,000,000.00
   42         9/1/2010            $82,000,000.00
   43         10/1/2010           $82,000,000.00
   44         11/1/2010           $82,000,000.00
   45         12/1/2010           $82,000,000.00
   46         1/1/2011            $82,000,000.00
   47         2/1/2011            $82,000,000.00
   48         3/1/2011            $82,000,000.00
   49         4/1/2011            $82,000,000.00
   50         5/1/2011            $82,000,000.00
   51         6/1/2011            $82,000,000.00
   52         7/1/2011            $82,000,000.00
   53         8/1/2011            $82,000,000.00
   54         9/1/2011            $82,000,000.00
   55         10/1/2011           $82,000,000.00
   56         11/1/2011           $82,000,000.00
   57         12/1/2011           $82,000,000.00
   58         1/1/2012            $ 81,924,014.24        $  75,985.76
   59         2/1/2012            $ 81,847,664.36        $  76,349.89
   60         3/1/2012            $ 81,745,644.03        $ 102,020.33
   61         4/1/2012            $ 81,668,439.37        $  77,204.65
   62         5/1/2012            $ 81,578,240.17        $  90,199.20
   63         6/1/2012            $ 81,500,233.31        $  78,006.86
   64         7/1/2012            $ 81,409,254.05        $  90,979.26
   65         8/1/2012            $ 81,330,437.39        $  78,816.66
   66         9/1/2012            $ 81,251,243.03        $  79,194.36
   67         10/1/2012           $ 81,159,109.08        $  92,133.95
   68         11/1/2012           $ 81,079,093.70        $  80,015.38
   69         12/1/2012           $ 80,986,161.41        $  92,932.29
   70         1/1/2013            $ 80,906,778.25        $  79,383.17
   71         2/1/2013            $ 80,827,007.83        $  79,770.41
   72         3/1/2013            $ 80,708,691.20        $ 118,316.63
   73         4/1/2013            $ 80,627,954.48        $  80,736.72
   74         5/1/2013            $ 80,534,136.21        $  93,818.27
   75         6/1/2013            $ 80,452,547.98        $  81,588.23
   76         7/1/2013            $ 80,357,901.64        $  94,646.34
   77         8/1/2013            $ 80,275,453.70        $  82,447.94
   78         9/1/2013            $ 80,192,603.57        $  82,850.14
   79         10/1/2013           $ 80,096,730.08        $  95,873.49
   80         11/1/2013           $ 80,013,008.09        $  83,721.98
   81         12/1/2013           $ 79,916,286.76        $  96,721.33
   82         1/1/2014            $ 79,831,684.54        $  84,602.22
   83         2/1/2014            $ 79,746,669.61        $  85,014.93
   84         3/1/2014            $ 79,623,592.89        $ 123,076.72
   85         4/1/2014            $ 79,537,562.85        $  86,030.04
   86         5/1/2014            $ 79,438,597.02        $  98,965.83
   87         6/1/2014            $ 79,351,664.53        $  86,932.49
   88         7/1/2014            $ 79,251,821.11        $  99,843.43
   89         8/1/2014            $ 79,163,977.49        $  87,843.61
   90         9/1/2014            $ 79,075,705.36        $  88,272.13
   91         10/1/2014           $ 78,974,559.18        $ 101,146.18
   92         11/1/2014           $ 78,885,363.03        $  89,196.15
   93         12/1/2014           $ 78,783,318.27        $ 102,044.76
   94         1/1/2015            $ 78,693,189.21        $  90,129.06
   95         2/1/2015            $ 78,602,620.48        $  90,568.73
   96         3/1/2015            $ 78,474,502.95        $ 128,117.53
   97         4/1/2015            $ 78,382,867.42        $  91,635.52
   98         5/1/2015            $ 78,278,450.47        $ 104,416.95
   99         6/1/2015            $ 78,185,858.56        $  92,591.91
  100         7/1/2015            $ 78,080,511.56        $ 105,347.00
  101         8/1/2015            $ 77,986,954.07        $  93,557.49
  102         9/1/2015            $ 77,892,940.19        $  94,013.88
  103         10/1/2015           $ 77,786,210.37        $ 106,729.82
  104         11/1/2015           $ 77,691,217.22        $  94,993.15
  105         12/1/2015           $ 77,583,535.10        $ 107,682.12
  106         1/1/2016            $ 77,487,553.27        $  95,981.84
  107         2/1/2016            $ 77,391,103.21        $  96,450.06
  108         3/1/2016            $ 77,269,825.95        $ 121,277.26
  109         4/1/2016            $ 77,172,313.78        $  97,512.17
  110         5/1/2016            $ 77,062,182.00        $ 110,131.78
  111         6/1/2016            $ 76,963,656.90        $  98,525.10
  112         7/1/2016            $ 76,852,540.09        $ 111,116.81
  113         8/1/2016            $ 76,752,992.32        $  99,547.77
  114         9/1/2016            $ 76,652,958.93        $ 100,033.39
  115         10/1/2016           $ 76,540,375.36        $ 112,583.56
  116         11/1/2016           $ 76,439,304.79        $ 101,070.57
  117         12/1/2016           $ 76,325,712.60        $ 113,592.19

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-4

        TOWNE PARK APARTMENTS TRUST MORTGAGE LOAN AMORTIZATION SCHEDULE

                                     A-4-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-4

                              TOWNE PARK APARTMENTS

 PERIOD          DATE             ENDING BALANCE          PRINCIPAL
--------     ------------        ----------------       --------------
   0          3/8/2007            $10,500,000.00
   1          4/8/2007            $10,500,000.00
   2          5/8/2007            $10,500,000.00
   3          6/8/2007            $10,500,000.00
   4          7/8/2007            $10,500,000.00
   5          8/8/2007            $10,500,000.00
   6          9/8/2007            $10,500,000.00
   7          10/8/2007           $10,500,000.00
   8          11/8/2007           $10,500,000.00
   9          12/8/2007           $10,500,000.00
   10         1/8/2008            $10,500,000.00
   11         2/8/2008            $10,500,000.00
   12         3/8/2008            $10,500,000.00
   13         4/8/2008            $10,500,000.00
   14         5/8/2008            $10,500,000.00
   15         6/8/2008            $10,500,000.00
   16         7/8/2008            $10,500,000.00
   17         8/8/2008            $10,500,000.00
   18         9/8/2008            $10,500,000.00
   19         10/8/2008           $10,500,000.00
   20         11/8/2008           $10,500,000.00
   21         12/8/2008           $10,500,000.00
   22         1/8/2009            $10,500,000.00
   23         2/8/2009            $10,500,000.00
   24         3/8/2009            $10,500,000.00
   25         4/8/2009            $10,500,000.00
   26         5/8/2009            $10,500,000.00
   27         6/8/2009            $10,500,000.00
   28         7/8/2009            $10,500,000.00
   29         8/8/2009            $10,500,000.00
   30         9/8/2009            $10,500,000.00
   31         10/8/2009           $10,500,000.00
   32         11/8/2009           $10,500,000.00
   33         12/8/2009           $10,488,806.60         $  11,193.40
   34         1/8/2010            $10,479,203.84         $   9,602.76
   35         2/8/2010            $10,469,554.44         $   9,649.40
   36         3/8/2010            $10,454,937.49         $  14,616.95
   37         4/8/2010            $10,445,170.24         $   9,767.25
   38         5/8/2010            $10,433,719.14         $  11,451.10
   39         6/8/2010            $10,423,848.84         $   9,870.30
   40         7/8/2010            $10,412,297.53         $  11,551.31
   41         8/8/2010            $10,402,323.19         $   9,974.34
   42         9/8/2010            $10,392,300.41         $  10,022.78
   43         10/8/2010           $10,380,600.82         $  11,699.59
   44         11/8/2010           $10,370,472.54         $  10,128.28
   45         12/8/2010           $10,358,770.34         $  11,702.20
   46         1/8/2011            $10,348,649.92         $  10,120.42
   47         2/8/2011            $10,338,479.91         $  10,170.01
   48         3/8/2011            $10,323,357.91         $  15,122.00
   49         4/8/2011            $10,313,063.98         $  10,293.93
   50         5/8/2011            $10,301,089.57         $  11,974.41
   51         6/8/2011            $10,290,686.53         $  10,403.04
   52         7/8/2011            $10,278,606.02         $  12,080.51
   53         8/8/2011            $10,268,092.81         $  10,513.21
   54         9/8/2011            $10,257,528.09         $  10,564.72
   55         10/8/2011           $10,245,290.35         $  12,237.74
   56         11/8/2011           $10,234,613.91         $  10,676.44
   57         12/8/2011           $10,222,267.52         $  12,346.39
   58         1/8/2012            $10,211,478.27         $  10,789.25
   59         2/8/2012            $10,200,636.16         $  10,842.11
   60         3/8/2012            $10,186,516.39         $  14,119.77
   61         4/8/2012            $10,175,551.97         $  10,964.42
   62         5/8/2012            $10,162,925.53         $  12,626.44
   63         6/8/2012            $10,151,845.52         $  11,080.01
   64         7/8/2012            $10,139,106.67         $  12,738.85
   65         8/8/2012            $10,127,909.96         $  11,196.71
   66         9/8/2012            $10,116,658.39         $  11,251.57
   67         10/8/2012           $10,103,752.69         $  12,905.70
   68         11/8/2012           $10,092,382.75         $  11,369.94
   69         12/8/2012           $10,079,536.28         $  12,846.47
   70         1/8/2013            $10,068,248.95         $  11,287.33
   71         2/8/2013            $10,056,905.34         $  11,343.61
   72         3/8/2013            $10,040,652.72         $  16,252.62
   73         4/8/2013            $10,029,171.52         $  11,481.20
   74         5/8/2013            $10,016,020.05         $  13,151.47
   75         6/8/2013            $10,004,416.04         $  11,604.01
   76         7/8/2013            $ 9,991,145.13         $  13,270.91
   77         8/8/2013            $ 9,979,417.09         $  11,728.04
   78         9/8/2013            $ 9,967,630.58         $  11,786.51
   79         10/8/2013           $ 9,954,182.18         $  13,448.40
   80         11/8/2013           $ 9,942,269.85         $  11,912.33
   81         12/8/2013           $ 9,928,699.08         $  13,570.77
   82         1/8/2014            $ 9,916,659.70         $  12,039.38
   83         2/8/2014            $ 9,904,560.29         $  12,099.41
   84         3/8/2014            $ 9,887,621.61         $  16,938.68
   85         4/8/2014            $ 9,875,377.42         $  12,244.19
   86         5/8/2014            $ 9,861,483.90         $  13,893.52
   87         6/8/2014            $ 9,849,109.40         $  12,374.50
   88         7/8/2014            $ 9,835,089.13         $  14,020.27
   89         8/8/2014            $ 9,822,583.03         $  12,506.10
   90         9/8/2014            $ 9,810,014.57         $  12,568.46
   91         10/8/2014           $ 9,795,805.67         $  14,208.90
   92         11/8/2014           $ 9,783,103.70         $  12,701.97
   93         12/8/2014           $ 9,768,838.01         $  14,265.69
   94         1/8/2015            $ 9,756,087.62         $  12,750.39
   95         2/8/2015            $ 9,743,273.11         $  12,814.51
   96         3/8/2015            $ 9,725,652.43         $  17,620.68
   97         4/8/2015            $ 9,712,684.87         $  12,967.56
   98         5/8/2015            $ 9,698,076.48         $  14,608.39
   99         6/8/2015            $ 9,684,970.24         $  13,106.24
  100         7/8/2015            $ 9,670,226.97         $  14,743.27
  101         8/8/2015            $ 9,656,980.68         $  13,246.29
  102         9/8/2015            $ 9,643,667.77         $  13,312.91
  103         10/8/2015           $ 9,628,723.50         $  14,944.27
  104         11/8/2015           $ 9,615,268.49         $  13,455.01
  105         12/8/2015           $ 9,600,186.01         $  15,082.48
  106         1/8/2016            $ 9,586,587.49         $  13,598.52
  107         2/8/2016            $ 9,572,920.58         $  13,666.91
  108         3/8/2016            $ 9,556,079.06         $  16,841.52
  109         4/8/2016            $ 9,542,258.73         $  13,820.33
  110         5/8/2016            $ 9,526,820.93         $  15,437.80
  111         6/8/2016            $ 9,512,853.46         $  13,967.47
  112         7/8/2016            $ 9,497,272.56         $  15,580.90
  113         8/8/2016            $ 9,483,156.50         $  14,116.06
  114         9/8/2016            $ 9,468,969.45         $  14,187.05
  115         10/8/2016           $ 9,453,174.98         $  15,794.47
  116         11/8/2016           $ 9,438,837.16         $  14,337.82

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-5

         10000 BUSINESS BLVD. TRUST MORTGAGE LOAN AMORTIZATION SCHEDULE

                                     A-5-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-5

                              10000 BUSINESS BLVD.

                                 NOTE A SCHEDULE

 PERIOD     PAYMENT DATE       PAYMENT          INTEREST        PRINCIPAL       CURTAILMENT          BALANCE
--------    ------------    --------------   --------------   --------------  --------------   ------------------

   0         3/8/2007                                                                             $6,637,500.00
   1         4/8/2007         $36,376.94        $28,520.97      $ 7,855.97      $46,969.69        $6,582,674.34
   2         5/8/2007         $36,376.94        $27,372.95      $ 9,003.98      $46,969.69        $6,526,700.67
   3         6/8/2007         $36,376.94        $28,044.87      $ 8,332.07      $46,969.69        $6,471,398.91
   4         7/8/2007         $36,376.94        $26,910.23      $ 9,466.70      $46,969.69        $6,414,962.52
   5         8/8/2007         $36,376.94        $27,564.74      $ 8,812.20      $46,969.69        $6,359,180.63
   6         9/8/2007         $36,376.94        $27,325.05      $ 9,051.89      $46,969.69        $6,303,159.05
   7         10/8/2007        $36,376.94        $26,210.64      $10,166.30      $46,969.69        $6,246,023.06
   8         11/8/2007        $36,376.94        $26,838.81      $ 9,538.12      $46,969.69        $6,189,515.25
   9         12/8/2007        $36,376.94        $25,738.07      $10,638.87      $46,969.69        $6,131,906.69
  10         1/8/2008         $36,376.94        $26,348.46      $10,028.47      $46,969.69        $6,074,908.53
  11         2/8/2008         $36,376.94        $26,103.54      $10,273.39      $46,969.69        $6,017,665.44
  12         3/8/2008         $36,376.94        $24,189.34      $12,187.59      $46,969.69        $5,958,508.16
  13         4/8/2008         $36,376.94        $25,603.38      $10,773.56      $46,969.69        $5,900,764.91
  14         5/8/2008         $36,376.94        $24,537.35      $11,839.59      $46,969.69        $5,841,955.63
  15         6/8/2008         $36,376.94        $25,102.56      $11,274.38      $46,969.69        $5,783,711.57
  16         7/8/2008         $36,376.94        $24,050.60      $12,326.34      $46,969.69        $5,724,415.54
  17         8/8/2008         $36,376.94        $24,597.50      $11,779.44      $46,969.69        $5,665,666.41
  18         9/8/2008         $36,376.94        $24,345.05      $12,031.88      $46,969.69        $5,606,664.84
  19         10/8/2008        $36,376.94        $23,314.38      $13,062.56      $46,969.69        $5,546,632.59
  20         11/8/2008        $36,376.94        $23,833.57      $12,543.36      $46,969.69        $5,487,119.54
  21         12/8/2008        $36,376.94        $22,817.27      $13,559.66      $46,969.69        $5,426,590.18
  22         1/8/2009         $36,376.94        $23,317.76      $13,059.18      $46,969.69        $5,366,561.31
  23         2/8/2009         $36,376.94        $23,059.82      $13,317.12      $46,969.69        $5,306,274.50
  24         3/8/2009         $36,376.94        $20,594.24      $15,782.70      $46,969.69        $5,243,522.12
  25         4/8/2009         $36,376.94        $22,531.12      $13,845.81      $46,969.69        $5,182,706.61
  26         5/8/2009         $36,376.94        $21,551.42      $14,825.52      $46,969.69        $5,120,911.41
  27         6/8/2009         $36,376.94        $22,004.27      $14,372.67      $46,969.69        $5,059,569.05
  28         7/8/2009         $36,376.94        $21,039.37      $15,337.56      $46,969.69        $4,997,261.80
  29         8/8/2009         $36,376.94        $21,472.96      $14,903.98      $46,969.69        $4,935,388.13
  30         9/8/2009         $36,376.94        $21,207.09      $15,169.85      $46,969.69        $4,873,248.59
  31         10/8/2009        $36,376.94        $20,264.59      $16,112.34      $46,969.69        $4,810,166.56
  32         11/8/2009        $36,376.94        $20,669.02      $15,707.92      $46,969.69        $4,747,488.95
  33         12/8/2009        $36,376.94        $19,741.64      $16,635.30      $46,969.69        $4,683,883.97
  34         1/8/2010         $36,376.94        $20,126.39      $16,250.55      $46,969.69        $4,620,663.73
  35         2/8/2010         $36,376.94        $19,854.74      $16,522.20      $46,969.69        $4,557,171.84
  36         3/8/2010         $36,376.94        $17,686.89      $18,690.05      $46,969.69        $4,491,512.10
  37         4/8/2010         $36,376.94        $19,299.78      $17,077.16      $46,969.69        $4,427,465.25
  38         5/8/2010         $36,376.94        $18,410.88      $17,966.06      $46,969.69        $4,362,529.50
  39         6/8/2010         $36,376.94        $18,745.55      $17,631.39      $46,969.69        $4,297,928.42
  40         7/8/2010         $36,376.94        $17,872.22      $18,504.72      $46,969.69        $4,232,454.02
  41         8/8/2010         $36,376.94        $18,186.62      $18,190.32      $46,969.69        $4,167,294.01
  42         9/8/2010         $36,376.94        $17,906.63      $18,470.31      $46,969.69        $4,101,854.01
  43         10/8/2010        $36,376.94        $17,056.88      $19,320.06      $46,969.69        $4,035,564.26
  44         11/8/2010        $36,376.94        $17,340.60      $19,036.34      $46,969.69        $3,969,558.23
  45         12/8/2010        $36,376.94        $16,506.75      $19,870.19      $46,969.69        $3,902,718.35
  46         1/8/2011         $36,376.94        $16,769.76      $19,607.17      $46,969.69        $3,836,141.49
  47         2/8/2011         $36,376.94        $16,483.69      $19,893.25      $46,969.69        $3,769,278.55
  48         3/8/2011         $36,376.94        $14,628.99      $21,747.95      $46,969.69        $3,700,560.91
  49         4/8/2011         $36,376.94        $15,901.10      $20,475.83      $46,969.69        $3,633,115.39
  50         5/8/2011         $36,376.94        $15,107.70      $21,269.23      $46,969.69        $3,564,876.47
  51         6/8/2011         $36,376.94        $15,318.08      $21,058.86      $46,969.69        $3,496,847.92
  52         7/8/2011         $36,376.94        $14,541.06      $21,835.88      $46,969.69        $3,428,042.35
  53         8/8/2011         $36,376.94        $14,730.11      $21,646.83      $46,969.69        $3,359,425.83
  54         9/8/2011         $36,376.94        $14,435.27      $21,941.67      $46,969.69        $3,290,514.47
  55         10/8/2011        $36,376.94        $13,683.06      $22,693.88      $46,969.69        $3,220,850.90
  56         11/8/2011        $36,376.94        $13,839.82      $22,537.12      $46,969.69        $3,151,344.09
  57         12/8/2011        $36,376.94        $13,104.34      $23,272.60      $46,969.69        $3,081,101.80
  58         1/8/2012         $36,376.94        $13,239.32      $23,137.61      $46,969.69        $3,010,994.50
  59         2/8/2012         $36,376.94        $12,938.08      $23,438.86      $46,969.69        $2,940,585.95
  60         3/8/2012         $36,376.94        $11,820.34      $24,556.60      $46,969.69        $2,869,059.66
  61         4/8/2012         $36,376.94        $12,328.19      $24,048.75      $46,969.69        $2,798,041.23
  62         5/8/2012         $36,376.94        $11,635.19      $24,741.75      $46,969.69        $2,726,329.79
  63         6/8/2012         $36,376.94        $11,714.89      $24,662.05      $46,969.69        $2,654,698.05
  64         7/8/2012         $36,376.94        $11,039.12      $25,337.82      $46,969.69        $2,582,390.54
  65         8/8/2012         $36,376.94        $11,096.39      $25,280.55      $46,969.69        $2,510,140.30
  66         9/8/2012         $36,376.94        $10,785.93      $25,591.00      $46,969.69        $2,437,579.61
  67         10/8/2012        $36,376.94        $10,136.27      $26,240.67      $46,969.69        $2,364,369.25
  68         11/8/2012        $36,376.94        $10,159.56      $26,217.37      $46,969.69        $2,291,182.19
  69         12/8/2012        $36,376.94        $ 9,527.50      $26,849.44      $46,969.69        $2,217,363.06
  70         1/8/2013         $36,376.94        $ 9,527.89      $26,849.05      $46,969.69        $2,143,544.32
  71         2/8/2013         $36,376.94        $ 9,210.69      $27,166.25      $46,969.69        $2,069,408.39
  72         3/8/2013         $36,376.94        $ 8,031.60      $28,345.33      $46,969.69        $1,994,093.36
  73         4/8/2013         $36,376.94        $ 8,568.51      $27,808.43      $46,969.69        $1,919,315.25
  74         5/8/2013         $36,376.94        $ 7,981.15      $28,395.78      $46,969.69        $1,843,949.77
  75         6/8/2013         $36,376.94        $ 7,923.35      $28,453.59      $46,969.69        $1,768,526.49
  76         7/8/2013         $36,376.94        $ 7,354.12      $29,022.81      $46,969.69        $1,692,533.99
  77         8/8/2013         $36,376.94        $ 7,272.72      $29,104.21      $46,969.69        $1,616,460.09
  78         9/8/2013         $36,376.94        $ 6,945.84      $29,431.10      $46,969.69        $1,540,059.30
  79         10/8/2013        $36,376.94        $ 6,404.08      $29,972.86      $46,969.69        $1,463,116.75
  80         11/8/2013        $36,376.94        $ 6,286.93      $30,090.01      $46,969.69        $1,386,057.06
  81         12/8/2013        $36,376.94        $ 5,763.69      $30,613.25      $46,969.69        $1,308,474.12
  82         1/8/2014         $36,376.94        $ 5,622.44      $30,754.50      $46,969.69        $1,230,749.93
  83         2/8/2014         $36,376.94        $ 5,288.46      $31,088.47      $46,969.69        $1,152,691.77
  84         3/8/2014         $36,376.94        $ 4,473.72      $31,903.21      $46,969.69        $1,073,818.87
  85         4/8/2014         $36,376.94        $ 4,614.14      $31,762.80      $46,969.69        $  995,086.38
  86         5/8/2014         $36,376.94        $ 4,137.90      $32,239.04      $46,969.69        $  915,877.66
  87         6/8/2014         $36,376.94        $ 3,935.48      $32,441.46      $46,969.69        $  836,466.51
  88         7/8/2014         $36,376.94        $ 3,478.31      $32,898.63      $46,969.69        $  756,598.19
  89         8/8/2014         $36,376.94        $ 3,251.06      $33,125.88      $46,969.69        $  676,502.62
  90         9/8/2014         $36,376.94        $ 2,906.89      $33,470.04      $46,969.69        $  596,062.89
  91         10/8/2014        $36,376.94        $ 2,478.63      $33,898.31      $46,969.69        $  515,194.89
  92         11/8/2014        $36,376.94        $ 2,213.76      $34,163.17      $46,969.69        $  434,062.03
  93         12/8/2014        $36,376.94        $ 1,804.97      $34,571.96      $46,969.69        $  352,520.38
  94         1/8/2015         $36,376.94        $ 1,514.76      $34,862.18      $46,969.69        $  270,688.51
  95         2/8/2015         $36,376.94        $ 1,163.13      $35,213.80      $46,969.69        $  188,505.02
  96         3/8/2015         $36,376.94        $   731.61      $35,645.33      $46,969.69        $  105,890.00
  97         4/8/2015         $36,376.94        $   455.00      $35,921.93      $46,969.69        $   22,998.38
  98         5/8/2015         $23,094.01        $    95.63      $22,998.38      $     0.00        $        0.00
  99         6/8/2015         $     0.00        $     0.00      $     0.00      $     0.00        $        0.00
  100        7/8/2015         $     0.00        $     0.00      $     0.00      $     0.00        $        0.00

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                   ANNEX A-6

          4010 AIRPARK DRIVE TRUST MORTGAGE LOAN AMORTIZATION SCHEDULE

                                     A-6-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX A-6

                               4010 AIRPARK DRIVE

                                 NOTE A SCHEDULE

   PERIOD       PAYMENT DATE      PAYMENT         INTEREST        PRINCIPAL       CURTAILMENT          BALANCE
--------------  ------------   --------------  ---------------  ---------------  --------------   ------------------

      0         3/8/2007                                                                              $5,936,250.00
      1         4/8/2007          $32,533.89       $25,507.74       $ 7,026.15      $42,360.12        $5,886,863.73
      2         5/8/2007          $32,533.89       $24,479.54       $ 8,054.35      $42,360.12        $5,836,449.27
      3         6/8/2007          $32,533.89       $25,078.90       $ 7,454.99      $42,360.12        $5,786,634.16
      4         7/8/2007          $32,533.89       $24,062.75       $ 8,471.13      $42,360.12        $5,735,802.90
      5         8/8/2007          $32,533.89       $24,646.43       $ 7,887.46      $42,360.12        $5,685,555.32
      6         9/8/2007          $32,533.89       $24,430.52       $ 8,103.37      $42,360.12        $5,635,091.83
      7         10/8/2007         $32,533.89       $23,432.59       $ 9,101.30      $42,360.12        $5,583,630.42
      8         11/8/2007         $32,533.89       $23,992.55       $ 8,541.34      $42,360.12        $5,532,728.96
      9         12/8/2007         $32,533.89       $23,006.93       $ 9,526.96      $42,360.12        $5,480,841.89
     10         1/8/2008          $32,533.89       $23,550.87       $ 8,983.01      $42,360.12        $5,429,498.75
     11         2/8/2008          $32,533.89       $23,330.25       $ 9,203.63      $42,360.12        $5,377,935.00
     12         3/8/2008          $32,533.89       $21,617.80       $10,916.08      $42,360.12        $5,324,658.80
     13         4/8/2008          $32,533.89       $22,879.76       $ 9,654.12      $42,360.12        $5,272,644.56
     14         5/8/2008          $32,533.89       $21,925.41       $10,608.47      $42,360.12        $5,219,675.96
     15         6/8/2008          $32,533.89       $22,428.66       $10,105.23      $42,360.12        $5,167,210.61
     16         7/8/2008          $32,533.89       $21,486.98       $11,046.90      $42,360.12        $5,113,803.59
     17         8/8/2008          $32,533.89       $21,973.73       $10,560.16      $42,360.12        $5,060,883.31
     18         9/8/2008          $32,533.89       $21,746.33       $10,787.55      $42,360.12        $5,007,735.64
     19         10/8/2008         $32,533.89       $20,823.83       $11,710.05      $42,360.12        $4,953,665.47
     20         11/8/2008         $32,533.89       $21,285.63       $11,248.26      $42,360.12        $4,900,057.09
     21         12/8/2008         $32,533.89       $20,376.07       $12,157.82      $42,360.12        $4,845,539.15
     22         1/8/2009          $32,533.89       $20,821.01       $11,712.87      $42,360.12        $4,791,466.16
     23         2/8/2009          $32,533.89       $20,588.66       $11,945.22      $42,360.12        $4,737,160.82
     24         3/8/2009          $32,533.89       $18,385.45       $14,148.44      $42,360.12        $4,680,652.26
     25         4/8/2009          $32,533.89       $20,112.50       $12,421.38      $42,360.12        $4,625,870.75
     26         5/8/2009          $32,533.89       $19,235.91       $13,297.97      $42,360.12        $4,570,212.66
     27         6/8/2009          $32,533.89       $19,637.95       $12,895.94      $42,360.12        $4,514,956.60
     28         7/8/2009          $32,533.89       $18,774.69       $13,759.19      $42,360.12        $4,458,837.29
     29         8/8/2009          $32,533.89       $19,159.38       $13,374.51      $42,360.12        $4,403,102.66
     30         9/8/2009          $32,533.89       $18,919.89       $13,614.00      $42,360.12        $4,347,128.54
     31         10/8/2009         $32,533.89       $18,076.81       $14,457.08      $42,360.12        $4,290,311.34
     32         11/8/2009         $32,533.89       $18,435.23       $14,098.66      $42,360.12        $4,233,852.57
     33         12/8/2009         $32,533.89       $17,605.77       $14,928.12      $42,360.12        $4,176,564.33
     34         1/8/2010          $32,533.89       $17,946.46       $14,587.42      $42,360.12        $4,119,616.79
     35         2/8/2010          $32,533.89       $17,701.76       $14,832.12      $42,360.12        $4,062,424.55
     36         3/8/2010          $32,533.89       $15,766.72       $16,767.17      $42,360.12        $4,003,297.26
     37         4/8/2010          $32,533.89       $17,201.95       $15,331.94      $42,360.12        $3,945,605.20
     38         5/8/2010          $32,533.89       $16,407.14       $16,126.75      $42,360.12        $3,887,118.34
     39         6/8/2010          $32,533.89       $16,702.73       $15,831.16      $42,360.12        $3,828,927.06
     40         7/8/2010          $32,533.89       $15,921.96       $16,611.93      $42,360.12        $3,769,955.01
     41         8/8/2010          $32,533.89       $16,199.29       $16,334.60      $42,360.12        $3,711,260.29
     42         9/8/2010          $32,533.89       $15,947.08       $16,586.81      $42,360.12        $3,652,313.36
     43         10/8/2010         $32,533.89       $15,187.54       $17,346.35      $42,360.12        $3,592,606.89
     44         11/8/2010         $32,533.89       $15,437.23       $17,096.65      $42,360.12        $3,533,150.12
     45         12/8/2010         $32,533.89       $14,692.02       $17,841.87      $42,360.12        $3,472,948.13
     46         1/8/2011          $32,533.89       $14,923.07       $17,610.82      $42,360.12        $3,412,977.19
     47         2/8/2011          $32,533.89       $14,665.37       $17,868.51      $42,360.12        $3,352,748.55
     48         3/8/2011          $32,533.89       $13,012.39       $19,521.50      $42,360.12        $3,290,866.94
     49         4/8/2011          $32,533.89       $14,140.67       $18,393.21      $42,360.12        $3,230,113.60
     50         5/8/2011          $32,533.89       $13,431.89       $19,102.00      $42,360.12        $3,168,651.49
     51         6/8/2011          $32,533.89       $13,615.52       $18,918.37      $42,360.12        $3,107,373.00
     52         7/8/2011          $32,533.89       $12,921.49       $19,612.39      $42,360.12        $3,045,400.49
     53         8/8/2011          $32,533.89       $13,085.92       $19,447.97      $42,360.12        $2,983,592.40
     54         9/8/2011          $32,533.89       $12,820.33       $19,713.56      $42,360.12        $2,921,518.72
     55         10/8/2011         $32,533.89       $12,148.65       $20,385.24      $42,360.12        $2,858,773.36
     56         11/8/2011         $32,533.89       $12,283.99       $20,249.90      $42,360.12        $2,796,163.35
     57         12/8/2011         $32,533.89       $11,627.38       $20,906.51      $42,360.12        $2,732,896.72
     58         1/8/2012          $32,533.89       $11,743.11       $20,790.78      $42,360.12        $2,669,745.82
     59         2/8/2012          $32,533.89       $11,471.75       $21,062.14      $42,360.12        $2,606,323.56
     60         3/8/2012          $32,533.89       $10,476.70       $22,057.19      $42,360.12        $2,541,906.25
     61         4/8/2012          $32,533.89       $10,922.43       $21,611.46      $42,360.12        $2,477,934.67
     62         5/8/2012          $32,533.89       $10,304.08       $22,229.81      $42,360.12        $2,413,344.75
     63         6/8/2012          $32,533.89       $10,370.01       $22,163.88      $42,360.12        $2,348,820.75
     64         7/8/2012          $32,533.89        $9,767.18       $22,766.71      $42,360.12        $2,283,693.92
     65         8/8/2012          $32,533.89        $9,812.91       $22,720.98      $42,360.12        $2,218,612.82
     66         9/8/2012          $32,533.89        $9,533.26       $23,000.63      $42,360.12        $2,153,252.07
     67         10/8/2012         $32,533.89        $8,953.94       $23,579.95      $42,360.12        $2,087,312.00
     68         11/8/2012         $32,533.89        $8,969.06       $23,564.82      $42,360.12        $2,021,387.06
     69         12/8/2012         $32,533.89        $8,405.60       $24,128.29      $42,360.12        $1,954,898.65
     70         1/8/2013          $32,533.89        $8,400.09       $24,133.80      $42,360.12        $1,888,404.74
     71         2/8/2013          $32,533.89        $8,114.37       $24,419.52      $42,360.12        $1,821,625.10
     72         3/8/2013          $32,533.89        $7,069.93       $25,463.96      $42,360.12        $1,753,801.03
     73         4/8/2013          $32,533.89        $7,535.99       $24,997.90      $42,360.12        $1,686,443.00
     74         5/8/2013          $32,533.89        $7,012.79       $25,521.09      $42,360.12        $1,618,561.79
     75         6/8/2013          $32,533.89        $6,954.87       $25,579.02      $42,360.12        $1,550,622.65
     76         7/8/2013          $32,533.89        $6,448.01       $26,085.88      $42,360.12        $1,482,176.65
     77         8/8/2013          $32,533.89        $6,368.83       $26,165.06      $42,360.12        $1,413,651.48
     78         9/8/2013          $32,533.89        $6,074.38       $26,459.51      $42,360.12        $1,344,831.85
     79         10/8/2013         $32,533.89        $5,592.26       $26,941.63      $42,360.12        $1,275,530.11
     80         11/8/2013         $32,533.89        $5,480.88       $27,053.00      $42,360.12        $1,206,116.98
     81         12/8/2013         $32,533.89        $5,015.44       $27,518.45      $42,360.12        $1,136,238.41
     82         1/8/2014          $32,533.89        $4,882.35       $27,651.53      $42,360.12        $1,066,226.76
     83         2/8/2014          $32,533.89        $4,581.52       $27,952.37      $42,360.12        $  995,914.27
     84         3/8/2014          $32,533.89        $3,865.25       $28,668.63      $42,360.12        $  924,885.52
     85         4/8/2014          $32,533.89        $3,974.18       $28,559.71      $42,360.12        $  853,965.69
     86         5/8/2014          $32,533.89        $3,551.07       $28,982.81      $42,360.12        $  782,622.76
     87         6/8/2014          $32,533.89        $3,362.89       $29,171.00      $42,360.12        $  711,091.64
     88         7/8/2014          $32,533.89        $2,956.96       $29,576.93      $42,360.12        $  639,154.59
     89         8/8/2014          $32,533.89        $2,746.41       $29,787.48      $42,360.12        $  567,006.99
     90         9/8/2014          $32,533.89        $2,436.40       $30,097.49      $42,360.12        $  494,549.39
     91         10/8/2014         $32,533.89        $2,056.50       $30,477.39      $42,360.12        $  421,711.88
     92         11/8/2014         $32,533.89        $1,812.07       $30,721.81      $42,360.12        $  348,629.95
     93         12/8/2014         $32,533.89        $1,449.72       $31,084.17      $42,360.12        $  275,185.66
     94         1/8/2015          $32,533.89        $1,182.46       $31,351.43      $42,360.12        $  201,474.11
     95         2/8/2015          $32,533.89        $  865.72       $31,668.16      $42,360.12        $  127,445.83
     96         3/8/2015          $32,533.89        $  494.63       $32,039.26      $42,360.12        $   53,046.45
     97         4/8/2015          $32,533.89        $  227.94       $32,305.95      $20,740.50        $        0.00
     98         5/8/2015          $     0.00        $    0.00       $     0.00      $     0.00        $        0.00
     99         6/8/2015          $     0.00        $    0.00       $     0.00      $     0.00        $        0.00
     100        7/8/2015          $     0.00        $    0.00       $     0.00      $     0.00        $        0.00

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                            FOOTNOTE FOR ANNEX 5 & 6

1     Assumptions used in this schedule

      The loan documents require that for so long as the loan is in a Dana
      Credit Rating Cash Management Period (as defined below), excess cash flow amounts (after payments of certain reserves, including the monthly tax and insurance amounts, debt service payments (including payments on Note B), capital expenditures and rollover payments) will be applied to pay down
      Note A (without any prepayment premium or yield maintenance charge).

      This schedule assumes that, among other things, Dana Credit Rating Cash
      Management Period will continue until the maturity date. The loan amortization will be materially different if the loan is not in a Dana
      Credit Rating Cash Management Period, which may result in a considerably longer amortization period and a substantial balloon balance. In addition, certain assumptions were used to arrive at the calculation of the excess cash flow amount. Such assumptions may not occur and the excess cash flow amount may materially differ than the amount assumed herein. As of the date hereof, the loan is in a Dana Credit Rating Cash Management Period.

      "Dana Credit Rating Cash Management Period" means the date on which the credit rating of Dana Corporation, the sole tenant at the property, is B+
      or lower and B1 or lower by S&P and Moody's, respectively. The Dana Credit
      Rating Cash Management Period will terminate upon Dana Corporation having a credit rating of BB or higher and a Ba2 or higher from S&P and Moody's, respectively.

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX B

    CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES IN LOAN GROUP 2

                                      B-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

ANNEX B

CERTAIN CHARACTERISTICS REGARDING MULTIFAMILY PROPERTIES IN LOAN GROUP 2

   LOAN #      ORIGINATOR(1)                        PROPERTY NAME                                 STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------------------

     1       MLML              Peter Cooper Village and Stuyvesant Town                110 Building Development Between 1st Avenue
                                                                                       & Avenue C, Between 14th & East 23rd Streets
    1.01     MLML              Stuyvesant Town
    1.02     MLML              Peter Cooper Village
     16      MLML              Villas at Camelback Crossing                            5150 North 99th Avenue
     33      MLML              Somerset Apartments                                     42211 Stonewood Road
     39      MLML              Fayetteville Portfolio                                  Various
   39.01     MLML              Carlson Bay Apartments                                  3500 Carlson Bay Circle
   39.02     MLML              Meadowbrook Apartments                                  6707 Watertrail Drive
   39.03     MLML              Stoney Ridge Apartments                                 5441 Basking Ridge Drive
     47      CRF               The Cross Creek Apartments                              2701 Grapevine Mills Boulevard
     51      CRF               Waterford Square Apartments                             201 Queensbury Drive
     57      CRF               Coastal South Carolina Portfolio                        Various
   57.01     CRF               South Pointe                                            6220 North Murray Avenue
   57.02     CRF               Rosewood Townhomes                                      4501 Harbour Lake Drive
     59      MLML              Abbey at Hightower                                      6889 Hightower Drive
     62      CRF               Sierra Vista Apartments - Redlands                      10558 Mountain View Avenue
     72      MLML              Town Center Apartments                                  2292 Onslow Drive
     74      IXIS              River Pointe                                            8340 Indian Head Highway
     76      Key               Stoney Park Place Apartments                            56114 Stoney Place Drive
     78      CRF               Westwood and Jordan Creek Apartments                    Various
   78.01     CRF               Westwood Apartments                                     238 52nd Street
   78.02     CRF               Jordan Creek Apartments                                 2120 Grand Avenue
     86      Key               Slippery Rock Portfolio                                 Various
   86.01     Key               South Rock Apartments                                   347 Keister Road
   86.02     Key               Monteleone Apartments                                   654 South Main Street
     87      CRF               Walnut Knolls                                           2036 North Walnut Street
    107      CRF               Towne Park Apartments                                   1850 Towne Park Drive
    113      WFB               Summerstone                                             2301 L. Don Dodson Drive
    147      MLML              Lincoln Glen Apartments                                 6732 South Peoria Avenue
    149      CRF               Forest Oaks Apartments                                  4100 West Woods Edge Lane
    156      CRF               Park Place MHP                                          80 East Dawes  Street
    158      CRF               Kingsgate Apartments                                    5750 North Major Drive
    161      MLML              Townhouse Apartments                                    1437 Central Avenue
    198      MLML              Country Village Apartments                              900 Highway 1417 South
    204      CRF               Park Apartments                                         1300 S. Pleasant Valley
    221      CRF               Dillon Park                                             1015 North Chowning Avenue
    222      CRF               Ticon-Bentley Ridge Apartments                          5523 NC Highway 55
    224      IXIS              Southpoint Place Apartments                             3530 Victoria Park Road
    229      CRF               The Woods                                               39 Cotterrew Drive
    232      Key               Shakertown Apartments I                                 5900-5934 Shakertown Drive Northwest
    237      CRF               Buena Vida                                              1505 La Fonda Drive
    239      CRF               Northview Manor                                         1805 30th Street Northwest
    245      CRF               Ticon-Avalon at Bridgefield                             325 Bridgefield Place
    251      CRF               Ticon-Highgate Townhomes                                5523 NC Highway 55
    252      CRF               9707 Cedar Avenue                                       9707 Cedar Avenue
    253      CRF               Fedora Apartments                                       823 South Fedora Street
    255      CRF               2nd Street Apartements                                  3441 West 2nd Street
    257      Key               789 West End Avenue                                     789 West End Avenue
    263      WFB               Canberra Apartments                                     2929 North 36th Street
    264      Key               Shakertown Apartments II                                5940-5958 Shakertown Drive Northwest
    277      WFB               Cedarwood Apartments - Minot                            525 22nd Avenue NW and 1400 8th Street NW
    282      CRF               Otterside Court Apartments                              21-43 Otterside Court
    284      IXIS              Parkesedge Apartments                                   601 Green Street
    286      CRF               16844 Passage Avenue                                    16844 Passage Avenue
    289      CRF               Executive Heights                                       8405 & 8355 Alice Avenue
    293      CRF               Timothy Apartments                                      12010-12040 East Marietta Avenue
    294      WFB               Glacial Manor                                           1524 - 1638 12th Street NW
    296      WFB               Ashton Park Apartments                                  2917-3039 E 47th Street
    298      CRF               Carmelita Court                                         2071 West 4th Street
    299      CRF               156 Robert Drive and 193-195 Mead Street                156 Robert Drive & 193-195 Mead Street
    303      CRF               Two Town Creek Apartments                               1277-1317 Lost Nation Road
    304      CRF               Ivy Garden Apartments                                   208 Turner Street
    305      CRF               Sundance Apartments                                     904 Atlantic Avenue
    306      CRF               Clintonview Townhomes                                   55-57 Clintonview Blvd
    308      CRF               1497 Granite Hills Drive                                1497 Granite Hills Drive
    310      CRF               813 S. Ramona Ave                                       813 South Ramona Avenue
    311      CRF               20 Williamson Way                                       20 Williamson Way
    312      CRF               3012 Harrison Street                                    3012 Harrison Street
    315      CRF               17920 Sierra Hwy                                        17920 Sierra Highway
    316      CRF               9236 Somerset Blvd.                                     9236 Somerset Boulevard
    317      CRF               909-911 Standard Street                                 909-911 Standard Street
    319      CRF               Stonegate Apartments                                    1609 & 1701 Walnut Street
    320      CRF               138 Pearl Street                                        138 Pearl Street
    321      CRF               1440 Elm Street                                         1440 Elm Street
    323      CRF               2067 Cedar Avenue                                       2067 Cedar Avenue
    324      CRF               613-615 McHugh Road                                     613-615 McHugh Road
    325      CRF               Ten Ten Apartments                                      1010 Pico Boulevard
    326      CRF               Bayport Apartments                                      233 Bayshore Drive
    327      CRF               1523 West Jefferson Boulevard                           1523 West Jefferson Boulevard
    328      CRF               825 South Westlake Avenue                               825 South Westlake Avenue
    329      CRF               1034 North Kemp Street                                  1034 North Kemp Street
    330      CRF               2124 West 157th Street                                  2124 West 157th Street
    331      CRF               1105 S. Standard Avenue                                 1105 South Standard Avenue
    332      CRF               Ambercourt Apartments                                   981 West F Street
    333      CRF               5255 Riverton Avenue                                    5255 Riverton Avenue

                                                                                            NUMBER OF          PROPERTY
   LOAN #            CITY               STATE        ZIP CODE          COUNTY              PROPERTIES            TYPE
------------------------------------------------------------------------------------------------------------------------------

     1       New York                    NY        10009, 10010    New York                     2        Multifamily
    1.01     New York                    NY        10009, 10010    New York                     1        Multifamily
    1.02     New York                    NY        10009, 10010    New York                     1        Multifamily
     16      Glendale                    AZ           85305        Maricopa                     1        Multifamily
     33      Temecula                    CA           92591        Riverside                    1        Multifamily
     39      Fayetteville                NC          Various       Cumberland                   3        Multifamily
   39.01     Fayetteville                NC           28314        Cumberland                   1        Multifamily
   39.02     Fayetteville                NC           28311        Cumberland                   1        Multifamily
   39.03     Fayetteville                NC           28311        Cumberland                   1        Multifamily
     47      Grapevine                   TX           76051        Tarrant                      1        Multifamily
     51      Huntsville                  AL           35802        Madison                      1        Multifamily
     57      Various                     SC          Various       Berkeley                     2        Multifamily
   57.01     Hanahan                     SC           29406        Berkeley                     1        Multifamily
   57.02     Goose Creek                 SC           29445        Berkeley                     1        Multifamily
     59      North Richland Hills        TX           76180        Tarrant                      1        Multifamily
     62      Redlands                    CA           92373        San Bernardino               1        Multifamily
     72      Jacksonville                NC           28540        Onslow                       1        Multifamily
     74      Fort Washington             MD           20744        Prince George's              1        Multifamily
     76      Shelby Township             MI           48316        Macomb                       1        Multifamily
     78      West Des Moines             IA           50265        Polk                         2        Multifamily
   78.01     West Des Moines             IA           50265        Polk                         1        Multifamily
   78.02     West Des Moines             IA           50265        Polk                         1        Multifamily
     86      Slippery Rock               PA           16057        Butler                       2        Multifamily
   86.01     Slippery Rock               PA           16057        Butler                       1        Multifamily
   86.02     Slippery Rock               PA           16057        Butler                       1        Multifamily
     87      Bloomington                 IN           47404        Monroe                       1        Multifamily
    107      Troy                        OH           45373        Miami                        1        Multifamily
    113      Bedford                     TX           76021        Tarrant                      1        Multifamily
    147      Tulsa                       OK           74136        Tulsa                        1        Multifamily
    149      Muncie                      IN           47304        Delaware                     1        Multifamily
    156      Perris                      CA           92571        Riverside                    1        Manufactured Housing
    158      Beaumont                    TX           77713        Jefferson                    1        Multifamily
    161      Memphis                     TN           38104        Shelby                       1        Multifamily
    198      Sherman                     TX           75092        Grayson                      1        Multifamily
    204      Austin                      TX           78741        Travis                       1        Multifamily
    221      Edmond                      OK           73034        Oklahoma                     1        Multifamily
    222      Durham                      NC           27713        Durham                       1        Multifamily
    224      Jacksonville                FL           32216        Duval                        1        Multifamily
    229      Blacklick                   OH           43004        Franklin                     1        Multifamily
    232      Canton                      OH           44718        Stark                        1        Multifamily
    237      Las Cruces                  NM           88001        Dona Ana                     1        Multifamily
    239      Bemidji                     MN           56601        Beltrami                     1        Multifamily
    245      Durham                      NC           27705        Durham                       1        Multifamily
    251      Durham                      NC           27713        Durham                       1        Multifamily
    252      Bellflower                  CA           90706        Los Angeles                  1        Multifamily
    253      Los Angeles                 CA           90005        Los Angeles                  1        Multifamily
    255      Los Angeles                 CA           90004        Los Angeles                  1        Multifamily
    257      New York                    NY           10025        New York                     1        Multifamily
    263      Phoenix                     AZ           85018        Maricopa                     1        Multifamily
    264      Canton                      OH           44718        Stark                        1        Multifamily
    277      Minot                       ND           58703        Ward                         1        Multifamily
    282      Middlebury                  VT            5753        Addison                      1        Multifamily
    284      Parkesburg                  PA           19365        Chester                      1        Multifamily
    286      Paramount                   CA           90723        Los Angeles                  1        Multifamily
    289      Clive                       IA           50325        Polk                         1        Multifamily
    293      Spokane                     WA           99206        Spokane                      1        Multifamily
    294      Minot                       ND           58703        Ward                         1        Multifamily
    296      Indianapolis                IN           46205        Marion                       1        Multifamily
    298      Reno                        NV           89501        Washoe                       1        Manufactured Housing
    299      North Tonawanda             NY           14120        Niagara                      1        Multifamily
    303      Willoughby                  OH           44094        Lake                         1        Multifamily
    304      Blacksburg                  VA           24060        Montgomery                   1        Multifamily
    305      Long Beach                  CA           90813        Los Angeles                  1        Multifamily
    306      New Hartford                NY           13413        Oneida                       1        Multifamily
    308      El Cajon                    CA           92019        San Diego                    1        Multifamily
    310      Corona                      CA           92879        Riverside                    1        Multifamily
    311      Bakersfield                 CA           93306        Kern                         1        Multifamily
    312      Oakland                     CA           94611        Alameda                      1        Multifamily
    315      Santa Clarita               CA           91351        Los Angeles                  1        Multifamily
    316      Bellflower                  CA           90706        Los Angeles                  1        Multifamily
    317      Santa Ana                   CA           92701        Orange                       1        Multifamily
    319      Commerce                    TX           75428        Hunt                         1        Multifamily
    320      Manchester                  NH            3101        Hillsborough                 1        Multifamily
    321      Long Beach                  CA           90813        Los Angeles                  1        Multifamily
    323      Long Beach                  CA           90806        Los Angeles                  1        Multifamily
    324      Holmen                      WI           54636        La Crosse                    1        Multifamily
    325      Santa Monica                CA           90405        Los Angeles                  1        Multifamily
    326      La Porte                    TX           77571        Harris                       1        Multifamily
    327      Los Angeles                 CA           90018        Los Angeles                  1        Multifamily
    328      Los Angeles                 CA           90057        Los Angeles                  1        Multifamily
    329      Ahaheim                     CA           92801        Orange                       1        Multifamily
    330      Gardena                     CA           90249        Los Angeles                  1        Multifamily
    331      Santa Ana                   CA           92701        Orange                       1        Multifamily
    332      Colton                      CA           92324        San Bernardino               1        Multifamily
    333      Los Angeles                 CA           91601        Los Angeles                  1        Multifamily

                                                    CUT-OFF DATE       LOAN
                 PROPERTY        CUT-OFF DATE         BALANCE          GROUP                            OCCUPANCY
   LOAN #        SUBTYPE         BALANCE ($)        PER UNIT ($)      1 OR 2      OCCUPANCY %              DATE
-------------------------------------------------------------------------------------------------------------------

     1       High Rise           800,000,000         267,212.97         2             98.3              11/30/2006
    1.01     High Rise           618,867,925                            2             98.5              11/30/2006
    1.02     High Rise           181,132,075                            2             97.7              11/30/2006
     16      Garden               42,900,000          85,119.05         2             94.1              10/11/2006
     33      Garden               30,500,000          95,911.95         2             93.4              11/13/2006
     39      Garden               26,325,000          51,820.87         2             91.1               12/6/2006
   39.01     Garden               11,325,000                            2             94.4               12/6/2006
   39.02     Garden               10,500,000                            2             88.7               12/6/2006
   39.03     Garden                4,500,000                            2             88.9               12/6/2006
     47      Garden               22,125,000          56,441.33         2             96.2               7/26/2006
     51      Garden               19,973,150          41,012.63         2             97.9                2/1/2007
     57      Garden               17,320,000          48,651.69         2             85.7                 Various
   57.01     Garden               11,720,000                            2             84.0               11/1/2006
   57.02     Garden                5,600,000                            2             90.0               11/3/2006
     59      Garden               17,100,000          56,622.52         2             93.0              11/13/2006
     62      Garden               15,500,000          93,373.49         2             89.2               1/12/2007
     72      Garden               13,958,776          19,884.30         2             89.7              10/24/2006
     74      Garden               13,725,000          80,735.29         2             92.9              11/15/2006
     76      Garden               13,500,000          90,000.00         2             88.0               12/8/2006
     78      Garden               13,270,537          37,487.39         2             95.2               11/1/2006
   78.01     Garden                8,570,971                            2             96.2               11/1/2006
   78.02     Garden                4,699,566                            2             94.6               11/1/2006
     86      Student              12,063,019         103,102.73         2             95.7               1/22/2007
   86.01     Student               8,828,074                            2             96.3               1/22/2007
   86.02     Student               3,234,945                            2             97.1               1/22/2007
     87      Student Housing      12,000,000          58,252.43         2             90.3              12/31/2006
    107      Garden               10,500,000          51,470.59         2             75.5               9/28/2006
    113      Garden               10,000,000          52,083.33         2             96.4              10/24/2006
    147      Garden                6,800,000          30,357.14         2             85.7              12/12/2006
    149      Garden                6,732,000          49,500.00         2             94.9              10/27/2006
    156      Mobile Home Park      6,081,286          29,664.81         2             85.4               11/3/2006
    158      Garden                6,000,000          62,500.00         2             95.8              11/22/2006
    161      High Rise             5,960,000          36,564.42         2             97.5               9/13/2006
    198      Garden                4,350,000          29,391.89         2             98.0              12/14/2006
    204      Garden                4,000,000          23,809.52         2             86.3               9/30/2006
    221      Student Housing       3,600,000         100,000.00         2            100.0               9/28/2006
    222      Garden                3,595,076          35,245.84         2             99.2               9/30/2006
    224      Garden                3,495,466          32,365.43         2             95.4              11/27/2006
    229      Garden                3,339,265          21,134.59         2             91.8               11/8/2006
    232      Garden                3,200,000          26,890.76         2             94.1               1/18/2007
    237      Garden                2,990,513          23,924.10         2             92.0                9/1/2006
    239      Garden                2,900,800          48,346.67         2             88.3                6/8/2006
    245      Garden                2,693,960          37,416.11         2             93.1               12/5/2006
    251      Garden                2,492,094          56,638.50         2             94.9               9/30/2006
    252      Garden                2,454,619          94,408.43         2            100.0               6/19/2006
    253      Garden                2,450,000          74,242.42         2            100.0               9/30/2006
    255      Mid-Rise              2,394,735          31,929.80         2             98.7              10/23/2006
    257      Garden                2,289,908          36,347.75         2            100.0               10/5/2006
    263      Garden                2,153,411          33,647.05         2             98.2               10/4/2006
    264      Garden                2,150,000          32,575.76         2            100.0               1/18/2007
    277      Garden                1,891,807          26,275.09         2            100.0              12/19/2006
    282      Garden                1,785,158          59,505.27         2             96.7                5/1/2006
    284      Senior Housing        1,720,000          38,222.22         2            100.0               10/1/2006
    286      Garden                1,674,207          93,011.51         2             94.4               6/27/2006
    289      Garden                1,557,970          31,795.31         2             93.9              10/31/2006
    293      Garden                1,494,251          32,483.71         2             95.7                3/1/2006
    294      Garden                1,452,780          45,399.37         2            100.0               11/1/2006
    296      Garden                1,398,117          36,792.54         2             92.1                1/4/2007
    298      Mobile Home Park      1,350,000          28,723.40         2             97.9                9/6/2006
    299      Garden                1,251,248          23,608.45         2             94.3               4/28/2006
    303      Garden                1,024,644          28,462.34         2            100.0                7/1/2006
    304      Garden                1,023,365          17,345.18         2             94.9                6/9/2006
    305      Garden                1,012,817          50,640.85         2            100.0               7/31/2006
    306      Garden                1,010,000          42,083.33         2            100.0               10/2/2006
    308      Garden                  944,751          59,046.91         2            100.0               6/30/2006
    310      Garden                  856,664          85,666.36         2            100.0               4/30/2006
    311      Garden                  843,052          42,152.62         2             95.0               5/31/2006
    312      Garden                  800,000         114,285.71         2            100.0               5/24/2006
    315      Garden                  745,695          74,569.45         2            100.0               7/25/2006
    316      Garden                  725,298          65,936.16         2            100.0               6/26/2006
    317      Garden                  720,330          90,041.25         2            100.0                6/1/2006
    319      Garden                  652,768          40,798.00         2             93.8               6/23/2006
    320      Garden                  636,425          31,821.23         2            100.0               6/26/2006
    321      Garden                  610,926          61,092.65         2            100.0                6/9/2006
    323      Garden                  581,838          48,486.48         2            100.0               6/14/2006
    324      Garden                  536,983          38,355.95         2            100.0               6/30/2006
    325      Garden                  527,055          43,921.28         2            100.0               6/29/2006
    326      Garden                  497,528          22,614.93         2            100.0               7/11/2006
    327      Garden                  496,851          31,053.19         2            100.0               6/21/2006
    328      Garden                  496,851          14,613.27         2            100.0               6/21/2006
    329      Garden                  496,815          62,101.91         2            100.0               6/30/2006
    330      Garden                  496,329          99,265.77         2            100.0                5/1/2006
    331      Garden                  488,172          48,817.18         2            100.0                7/5/2006
    332      Garden                  481,439          60,179.87         2            100.0               4/30/2006
    333      Garden                  431,373          43,137.34         2            100.0               6/13/2006

                                              PADS                            STUDIOS                           1 BEDROOM
                                      --------------------          --------------------------         ---------------------------
                                          AVG RENT PER                 #        AVG RENT PER               #        AVG RENT PER
   LOAN #       TOTAL UNITS/PADS           MO. ($)(2)                UNITS         MO. ($)               UNITS        MO. ($)
----------------------------------------------------------------------------------------------------------------------------------

     1               11,227                                                                              5,740         1,596
    1.01              8,746                                                                              4,531         1,558
    1.02              2,481                                                                              1,209         1,742
     16                504                                                                                120           825
     33                318
     39                508                                                                                210           639
   39.01               214                                                                                78            645
   39.02               186                                                                                78            624
   39.03               108                                                                                54            651
     47                392                                                                                240           832
     51                487                                             14            441                  168           513
     57                356                                                                                28            599
   57.01               256                                                                                28            599
   57.02               100
     59                302                                                                                152           687
     62                166                                                                                10            995
     72                702                                                                                64            435
     74                170                                                                                17            894
     76                150                                                                                30            935
     78                354                                                                                38            542
   78.01               132                                                                                19            544
   78.02               222                                                                                19            540
     86                117
   86.01               82
   86.02               35
     87                206                                             4             400                  77            585
    107                204                                                                                84            686
    113                192                                                                                40            735
    147                224                                                                                168           489
    149                136                                                                                48            652
    156                205                   462
    158                96                                                                                 48            733
    161                163                                             36            545                  66            656
    198                148                                                                                95            473
    204                168                                                                                88            572
    221                36
    222                102                                                                                102           568
    224                108                                                                                38            488
    229                158                                                                                20            478
    232                119                                             6             360                  33            483
    237                125                                                                                30            389
    239                60                                                                                 38            670
    245                72                                                                                 72            602
    251                44
    252                26                                                                                  1            850
    253                33                                                                                 24            890
    255                75                                              73            549                   2            850
    257                63                                                                                 11            835
    263                64                                                                                 61            575
    264                66                                                                                 12            540
    277                72                                                                                 30            386
    282                30                                                                                 10            730
    284                45                                                                                 45            860
    286                18
    289                49
    293                46                                                                                  6            450
    294                32
    296                38
    298                47                    400
    299                53                                                                                 16            388
    303                36
    304                59                                              55            412                   4            500
    305                20                                              16            626                   4            731
    306                24
    308                16                                                                                  6            671
    310                10
    311                20                                                                                 12            530
    312                 7                                              1             730                   2            930
    315                10
    316                11
    317                 8
    319                16
    320                20                                                                                 20            634
    321                10
    323                12                                              4             556                   6            671
    324                14
    325                12                                              6             869                   6            977
    326                22                                                                                 10            445
    327                16                                                                                  1            465
    328                34                                              6             366                  20            522
    329                 8                                                                                  8            853
    330                 5
    331                10                                                                                 10            868
    332                 8                                                                                  5            695
    333                10                                              4             838                   3            908

                      2 BEDROOM                                    3 BEDROOM                                    4 BEDROOM
             -----------------------------                ----------------------------                 ----------------------------
                 #       AVG RENT PER                        #       AVG RENT PER                         #        AVG RENT PER
   LOAN #      UNITS        MO. ($)                        UNITS        MO. ($)                         UNITS        MO. ($)
-----------------------------------------------------------------------------------------------------------------------------------

     1         4,976         1,836                          472          1,951                            39          2,638
    1.01       3,725         1,787                          452          1,933                            38          2,636
    1.02       1,251         1,984                           20          2,354                            1           2,705
     16         264           925                           120          1,075
     33         318           983
     39         254           759                            44           858
   39.01        116           770                            20           868
   39.02        84            750                            24           850
   39.03        54            751
     47         152          1,118
     51         210           640                            95           760
     57         328           671
   57.01        228           646
   57.02        100           729
     59         126           903                            24          1,140
     62         156          1,073
     72         574           486                            64           561
     74         84            983                            51          1,179                            18          1,205
     76         90           1,215                           30          1,450
     78         315           593                            1            680
   78.01        113           598
   78.02        202           591                            1            680
     86         29            407                            88           363
   86.01        22            417                            60           383
   86.02         7            377                            28           319
     87         125           730
    107         96            852                            24          1,050
    113         152           834
    147         56            639
    149         64            724                            24           845
    156
    158         24            980                            24          1,125
    161         56            790                            1            859                             4           1,229
    198         41            566                            12           815
    204         80            675
    221          1            860                            1           1,290                            34          1,720
    222
    224         50            629                            19           727                             1            765
    229         106           515                            32           600
    232         80            531
    237         65            471                            30           574
    239         22            934
    245
    251         44            805
    252         18           1,105                           6           1,367
    253          9           1,150
    255
    257          8           1,214                           44          1,592
    263          3            715
    264         54            550
    277         42            479
    282         20            799
    284
    286         18           1,164
    289         49            560
    293         40            508
    294         26            660                            6            695
    296         38            629
    298
    299         36            487                                                                         1            660
    303         36            688
    304
    305
    306         24            611
    308         10            845
    310          7            968                            2           1,090                            1           1,400
    311          8            638
    312          5           1,650
    315         10            913
    316         11            990
    317          8           1,000
    319         16            693
    320
    321         10            950
    323          2            750
    324         14            574
    325
    326          6            523                            6            625
    327         15            607
    328          8            701
    329
    330          4           1,282                           1           1,600
    331
    332          3            853
    333          3           1,349

             UTILITIES         ELEVATOR
   LOAN #    TENANT PAYS       PRESENT        LOAN #
--------------------------------------------------------

     1       None              Yes               1
    1.01     None              Yes             1.01
    1.02     None              Yes             1.02
     16      E, S, W           No               16
     33      S, W              No               33
     39      E, S, W           No               39
   39.01     E, S, W           No              39.01
   39.02     E, S, W           No              39.02
   39.03     E, S, W           No              39.03
     47      None              No               47
     51      E, G, S, W        No               51
     57      None              No               57
   57.01     E, S, W           No              57.01
   57.02     E, S, W           No              57.02
     59      E, W              No               59
     62      E, G              No               62
     72      E, G              No               72
     74      E,G               No               74
     76      E, G, S, W        No               76
     78      None              No               78
   78.01     E                 No              78.01
   78.02     E                 No              78.02
     86      E, S, W           Various          86
   86.01     E, S, W           No              86.01
   86.02     E, S, W           Yes             86.02
     87      E, S, W           No               87
    107      E                 No               107
    113      E, W              No               113
    147      E, G, W           No               147
    149      E                 No               149
    156      E, G, W           No               156
    158      E, G, S, W        No               158
    161      E, G, S, W        Yes              161
    198      None              No               198
    204      None              No               204
    221      None              No               221
    222      E                 No               222
    224      None              No               224
    229      E, S, W           No               229
    232      E                 No               232
    237      E                 No               237
    239      E                 No               239
    245      E                 No               245
    251      E, S, W           No               251
    252      E, G              No               252
    253      E                 Yes              253
    255      E, G              Yes              255
    257      E                 Yes              257
    263      None              No               263
    264      E                 No               264
    277      G, S, W           No               277
    282      E                 No               282
    284      E, S, W           No               284
    286      E                 No               286
    289      E, G              No               289
    293      E, G              No               293
    294      E                 No               294
    296      E, S, W           No               296
    298      E                 No               298
    299      E, G              No               299
    303      E, G              No               303
    304      None              No               304
    305      E, G              No               305
    306      E, S, W           No               306
    308      E                 No               308
    310      E, G              No               310
    311      E, G              No               311
    312      E, G              No               312
    315      E, G              No               315
    316      E, G              No               316
    317      E, G              No               317
    319      E, G              No               319
    320      E                 No               320
    321      E, G              No               321
    323      E                 No               323
    324      None              No               324
    325      E, G              No               325
    326      E, G              No               326
    327      E, G              No               327
    328      E, G              No               328
    329      E, G, W           No               329
    330      G                 No               330
    331      E, G              No               331
    332      E, G              No               332
    333      E, W              No               333

                              FOOTNOTES TO ANNEX B

1     MLML - Merrill Lynch Mortgage Lending, Inc., CRF - Countrywide Commercial
      Real Estate Finance, Inc., KEY - Keybank National Association, IXIS - IXIS
      Real Estate Capital Inc., WFB - Wells Fargo Bank

2     With respect to mortgage loan number 140, the average rent per pad was calculated using the weighted average pad rent for MH pad sites and permanent RV sites (a total of 294).

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                    ANNEX C

       DESCRIPTION OF THE TEN LARGEST MORTGAGE LOANS OR GROUPS OF CROSS-
                         COLLATERALIZED MORTGAGE LOANS

                                      C-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                                                         ANNEX C

The depositor has filed a registration statement (including a prospectus) with the SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering.
You may get these documents for free by visiting EDGAR on the SEC Web site at
www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll free 866-500-5408.

[LOGO] MERRILL LYNCH                                [LOGO] COUNTRY WIDE]
                                                   ----------------------
                                                   SECURITIES CORPORATION
                                           A Countrywide Capital Markets Company

KEYBANK                         [LOGO] IXIS                              [LOGO]
  [LOGO]                               Capital Markets                   WELLS
                                                                         FARGO

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET
                         $4,107,828,000 (APPROXIMATE)

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
      CLASS A-1, CLASS A-2, CLASS A-3, CLASS A-SB, CLASS A-4, CLASS A-1A,
                 CLASS AM, CLASS AJ, CLASS B, CLASS C, CLASS D
--------------------------------------------------------------------------------

                    ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5
                                Issuing Entity

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                          KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                        Mortgage Loan Sellers & Sponsors

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                              Mortgage Loan Seller

                   KEYCORP REAL ESTATE CAPITAL MARKETS, INC.
                    WELLS FARGO BANK, NATIONAL ASSOCIATION
                               Master Servicers

                        CWCAPITAL ASSET MANAGEMENT LLC
                               Special Servicer

                       LASALLE BANK NATIONAL ASSOCIATION
                             Trustee and Custodian

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                           Certificate Administrator

                               FEBRUARY 26, 2007

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

          NOTICE RELATING TO AUTOMATICALLY GENERATED E-MAIL DISCLAIMERS

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via
Bloomberg or another e-mail system.

MERRILL LYNCH & CO.                           COUNTRYWIDE SECURITIES CORPORATION
IXIS SECURITIES NORTH AMERICA                           BEAR, STEARNS & CO. INC.
KEYBANC CAPITAL MARKETS                           BANC OF AMERICA SECURITIES LLC

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

STRUCTURAL OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

                                       INITIAL        APPROX.     APPROX.
                                     CERTIFICATE       TOTAL     PERCENTAGE     WEIGHTED
            EXPECTED RATINGS      PRINCIPAL BALANCE   INITIAL    OF INITIAL     AVERAGE      PRINCIPAL    ASSUMED FINAL
          ---------------------      OR NOTIONAL      CREDIT      MORTGAGE        LIFE        WINDOW      DISTRIBUTION     RATE
 CLASS    FITCH   MOODY'S   S&P       AMOUNT(1)       SUPPORT   POOL BALANCE   (YEARS)(2)   (MONTHS)(2)      DATE(2)      TYPE(3)
---------------------------------------------------------------------------------------------------------------------------------

  A-1      AAA      Aaa     AAA    $    87,368,000    30.000%       1.978%        2.76           1-57      12/12/2011       (3)
---------------------------------------------------------------------------------------------------------------------------------
  A-2      AAA      Aaa     AAA   [$  123,315,000]    30.000%     [2.792]%        4.87          57-60       3/12/2012       (3)
---------------------------------------------------------------------------------------------------------------------------------
  A-3      AAA      Aaa     AAA   [$  153,428,000]    30.000%     [3.474]%        7.61         81-112       7/12/2016       (3)
---------------------------------------------------------------------------------------------------------------------------------
  A-SB     AAA      Aaa     AAA    $   187,053,000    30.000%       4.235%        7.39         60-115      10/12/2016       (3)
---------------------------------------------------------------------------------------------------------------------------------
  A-4      AAA      Aaa     AAA   [$1,335,152,000]    30.000%    [30.227]%        9.76        115-118       1/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
  A-1A     AAA      Aaa     AAA    $ 1,205,597,000    30.000%      27.294%        9.35          1-118       1/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
   AM      AAA      Aaa     AAA   [$  441,702,000]    20.000%    [10.000]%        9.83        118-118       1/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
   AJ      AAA      Aaa     AAA   [$  386,490,000]    11.250%     [8.750]%        9.91        118-119       2/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
   B        AA      Aa2      AA    $    77,297,000     9.500%       1.750%        9.91        119-119       2/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
   C       AA-      Aa3     AA-    $    33,128,000     8.750%       0.750%        9.91        119-119       2/12/2017       (3)
---------------------------------------------------------------------------------------------------------------------------------
   D        A        A2      A     $    77,298,000     7.000%       1.750%        9.91        119-119       2/12/2017       (3)

NON-OFFERED CERTIFICATES(5)

                                     INITIAL        APPROX.     APPROX.
                                   CERTIFICATE       TOTAL     PERCENTAGE     WEIGHTED
            EXPECTED RATINGS    PRINCIPAL BALANCE   INITIAL    OF INITIAL     AVERAGE      PRINCIPAL    ASSUMED FINAL
          --------------------     OR NOTIONAL      CREDIT      MORTGAGE        LIFE        WINDOW      DISTRIBUTION        RATE
 CLASS    FITCH  MOODY'S  S&P       AMOUNT(1)       SUPPORT   POOL BALANCE   (YEARS)(2)   (MONTHS)(2)      DATE(2)        TYPE(3)
------------------------------------------------------------------------------------------------------------------------------------

 A-2FL     AAA     Aaa    AAA             [     ]   30.000%     [     ]%        4.87         57-60        3/12/2012     LIBOR + %(3)
------------------------------------------------------------------------------------------------------------------------------------
 A-3FL     AAA     Aaa    AAA             [     ]   30.000%     [     ]%        7.61        81-112        7/12/2016     LIBOR + %(3)
------------------------------------------------------------------------------------------------------------------------------------
 A-4FL     AAA     Aaa    AAA             [     ]   30.000%     [     ]%        9.76        115-118       1/12/2017     LIBOR + %(3)
------------------------------------------------------------------------------------------------------------------------------------
 AM-FL     AAA     Aaa    AAA             [     ]   20.000%     [     ]%        9.83        118-118       1/12/2017     LIBOR + %(3)
------------------------------------------------------------------------------------------------------------------------------------
 AJ-FL     AAA     Aaa    AAA             [     ]   11.250%     [     ]%        9.91        118-119       2/12/2017     LIBOR + %(3)
------------------------------------------------------------------------------------------------------------------------------------
   E       A-      A3     A-     $     38,649,000    6.125%      0.875%         9.91        119-119       2/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   F      BBB+    Baa1    BBB+   $     55,213,000    4.875%      1.250%         9.91        119-119       2/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   G       BBB    Baa2    BBB    $     49,691,000    3.750%      1.125%         9.93        119-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   H      BBB-    Baa3    BBB-   $     49,692,000    2.625%      1.125%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   J       BB+     NR     BB+    $     16,563,000    2.250%      0.375%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   K       BB      NR     BB     $     11,043,000    2.000%      0.250%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   L       BB-     NR     BB-    $     11,043,000    1.750%      0.250%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   M       NR      B1     B+     $     11,042,000    1.500%      0.250%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   N        B      NR      B     $      5,521,000    1.375%      0.125%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   P       NR      B3     B-     $     11,043,000    1.125%      0.250%         9.99        120-120       3/12/2017         (3)
------------------------------------------------------------------------------------------------------------------------------------
   Q       NR      NR     NR     $     49,691,866    0.000%      1.125%        10.21        120-178       1/12/2022         (3)
------------------------------------------------------------------------------------------------------------------------------------
   X       AAA     Aaa    AAA    $ 4,417,019,8664       N/A       N/A           N/A           N/A         1/12/2022         (4)

(1)   In the case of each such class, subject to a permitted variance of plus or minus 5.0%.

(2)   As of the cut-off date. The weighted average life, principal window and assumed final distribution date were calculated assuming no prepayments will be made on the mortgage loans prior to their related maturity dates
      (except in the case of loans with anticipated repayment dates (ARD loans), which are assumed to prepay on their anticipated repayment dates) and the other Modeling Assumptions that will be described in the prospectus supplement.

(3)   The pass-through rates on the class A-1, A-2, A-3, A-SB, A-4, A-1A, AM,
      AJ, B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates will equal any one of (i) a fixed rate, (ii) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months), (iii) a rate equal to the lesser of a specified pass-through rate and the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary , to accrue on the basis of a
      360-day year consisting of twelve 30-day months) and (iv) the weighted average of certain net mortgage rates on the mortgage loans (in each case adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months) less a specified percentage. By virtue of some interest rate swap agreements, the pass-through rate for the class
      A-2FL, A-3FL, A-4FL, AM-FL, AJ-FL certificates will be based on one month
      LIBOR plus a specified percentage; provided that interest payments made under the related swap agreement are subject to reduction as described in the prospectus supplement (thereby resulting in an effective pass-through rate below LIBOR plus a specified percentage). The initial LIBOR rate will be determined prior to closing and subsequent LIBOR rates will be determined two LIBOR business days before the start of each class A-2FL,
      A-3FL, A-4FL, AM-FL and AJ-FL interest accrual period. Under circumstances described in the prospectus supplement, the pass-through rate for class
      A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates may convert to a rate described herein in clause (i), (ii) or (iii) of the first sentence of this footnote (3). None of the holders of offered certificates will have any beneficial interest in any swap agreement.

(4)   The class X certificates will not have a certificate principal balance and their holders will not receive distributions of principal, but such holders will be entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the class X certificates, as described in the prospectus supplement. The interest rate applicable to the class X certificates for each distribution date will equal the rate specified in the prospectus supplement.

(5)   Not offered pursuant to the prospectus supplement. Any information provided herein regarding the characteristics of these classes of certificates is provided only to enhance your understanding of the offered certificates.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        1

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

TRANSACTION TERMS
------------------------------------------------------------------------------------------------------------------------

ISSUE TYPE            Sequential pay REMIC. Class A-1, Class A-2, Class A-3, Class A-SB, Class A-4, Class A-1A, Class
                      AM, Class AJ, Class B, Class C and Class D certificates are offered publicly. All other certificates will be privately placed with qualified institutional buyers, institutional accredited investors or non-U.S. persons in accordance with Regulation S.

CUT-OFF DATE          References in this term sheet to the "cut-off date" mean, with respect to each mortgage loan, the related due date of that mortgage loan in March 2007 or, with respect to those mortgage loans, if any, that have their respective first payment dates in April 2007, March 1, 2007.

OFFERING TERMS        The commercial mortgage backed securities referred to in this term sheet, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you. Any "indications of interest"
                      expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

MORTGAGE POOL         The mortgage pool consists of 333 mortgage loans with an aggregate initial mortgage pool balance of $4,417,019,866, subject to a variance of plus or minus 5.0%. The mortgage loans are secured by
                      570 mortgaged real properties located throughout 42 states and the District of Columbia.

LOAN GROUPS           For purposes of making distributions to the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL and A-1A certificates, the pool of mortgage loans will be deemed to consist of two distinct groups, loan group 1 and loan group 2. Loan group 1 will consist of 259 mortgage loans, representing approximately 72.7% of the initial mortgage pool balance and that are secured by the various property types that make up the collateral for those mortgage loans, and loan group 2 will consist of 74 mortgage loans, representing approximately 27.3% of the initial mortgage pool balance and that are secured by multifamily and manufactured housing community properties
                      (approximately 99.0% of all the mortgaged properties secured by multifamily and manufactured housing community properties).

ISSUING ENTITY        ML-CFC Commercial Mortgage Trust 2007-5

DEPOSITOR             Merrill Lynch Mortgage Investors, Inc.

MORTGAGE LOAN         Merrill Lynch Mortgage Lending, Inc. (MLML)............ 39.3% of the initial mortgage pool balance
SELLERS/SPONSORS      Countrywide Commercial Real Estate Finance, Inc. (CRF). 31.4% of the initial mortgage pool balance
                      KeyBank National Association (KEY)..................... 12.7% of the initial mortgage pool balance
                      IXIS Real Estate Capital Inc. (IXIS)................... 9.1% of the initial mortgage pool balance

MORTGAGE LOAN         Wells Fargo Bank, National Association (WFB)........... 7.5% of the initial mortgage pool balance
SELLER

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        2

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

UNDERWRITERS          Merrill Lynch, Pierce, Fenner & Smith Incorporated
                      Countrywide Securities Corporation
                      IXIS Securities North America Inc.
                      KeyBanc Capital Markets, a Division of McDonald Investments Inc.
                      Banc of America Securities LLC
                      Bear, Stearns & Co. Inc.

TRUSTEE AND           LaSalle Bank National Association
CUSTODIAN

CERTIFICATE           Wells Fargo Bank, National Association
ADMINISTRATOR

MASTER SERVICERS      KeyCorp Real Estate Capital Markets, Inc., with respect to the mortgage loans sold to the depositor by MLML, KEY and IXIS. Wells Fargo Bank, National Association, with respect to mortgage loans sold to the depositor by CRF and WFB.

                      The Peter Cooper Village and Stuyvesant Town mortgage loan will be serviced and administered pursuant to the Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through
                      Certificates Series, 2007-C30 pooling and servicing agreement. The FRIS Chicken mortgage loan will be serviced and administered pursuant to the Morgan Stanley Capital I Trust 2005-HQ6, Commercial
                      Mortgage Pass-Through Certificates Series 2005-HQ6 pooling and servicing agreement.

SPECIAL SERVICER      CWCapital Asset Management LLC

RATING AGENCIES       Fitch, Inc.

                      Moody's Investors Service, Inc.

                      Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

DENOMINATIONS         $25,000 minimum for the offered certificates.

CLOSING DATE          On or about March 14, 2007.

SETTLEMENT TERMS      Book-entry through DTC for all offered certificates.

DETERMINATION         For any distribution date, the eighth day of each month, or if such day is not a business day, the
DATE                  business day immediately succeeding, except that in the case of certain mortgage loans, the applicable master servicer may make its determination as to the collections received as of a later date during each month.

DISTRIBUTION DATE     The fourth business day following the related Determination Date, beginning in April 2007.

DAY COUNT             All classes will accrue on a 30/360 basis except the non-offered classes A-2FL, A-3FL, A-4FL,
                      AM-FL and AJ-FL which will accrue on the basis of the actual number of days elapsed and a 360-day year.

INTEREST              Each class of offered certificates will be entitled on each distribution date to interest accrued
DISTRIBUTIONS         during  the prior calendar month at its pass-through rate for such distribution date on the outstanding certificate balance of such class immediately prior to such distribution date;
                      provided that, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the interest accrual period for the class A-2FL, A-3FL, A-4FL, AM-FL and
                      AJ-FL certificates will, for each distribution date, begin on the prior distribution date (or, in the case of the initial such interest

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        3

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                      accrual period, on the closing date) and end on the business day preceding the subject distribution date. Interest on the offered certificates will be calculated on the basis of twelve
                      30-day months and a 360-day year (or, in the case of the class A-2FL, A-3FL, A-4FL, AM-FL and
                      AJ-FL certificates, for so long as the related swap agreement is in effect and no payment default is continuing thereunder, the actual number of days during each related interest accrual period in a year assumed to consist of 360 days). Subject to available funds, distributions of interest will be made with respect to the following classes of certificates in the following order on each distribution date: first, the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A and X
                      certificates, pro rata and pari passu; second, the class AM and AM-FL certificates, pro rata and pari passu; third, the class AJ and AJ-FL certificates, pro rata and pari passu; and then the respective remaining classes of certificates with principal balances, sequentially in alphabetical order of class designation. In general, payments of interest in respect of the class A-1, A-2,
                      A-2FL, A-3, A-3FL, A-SB, A-4 and A-4FL certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 1, payments of interest in respect of the class
                      A-1A certificates will be made to the extent of available funds attributable to the mortgage loans in loan group 2, and payments of interest in respect of the class X certificates will be made to the extent of available funds attributable to mortgage loans in both loan groups. However, if the application of available funds as described in the preceding sentence would result in an interest shortfall to any of those classes of certificates, then payments of interest will be made with respect to all of those classes on a pro rata (based on amount of interest accrued) and pari passu basis without regard to loan groups. Furthermore, notwithstanding the foregoing, payments of interest with respect to the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates out of collections on the mortgage loans will be calculated on a 30/360 basis at a fixed coupon or a coupon calculated at the lesser of a specified percentage and a weighted average coupon derived from net interest rates on the mortgage loans, with such interest to be exchanged under the related swap agreement for interest calculated on an actual/360 basis at a LIBOR-based rate. No class of certificates will provide credit support for any failure on the part of the swap counterparty to make any required payment under the swap agreement. Interest payments with respect to the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates will be subject to reduction if the weighted average of certain net interest rates on the mortgage loans declines below the fixed rate per annum at which interest is payable by the trust to the swap counterparty.

                      No class of offered certificates will have any beneficial interest in any swap agreement.

PRINCIPAL             Except as described below, principal will be distributed on each distribution date, to the extent
DISTRIBUTIONS         of available funds, to the most senior class of sequential pay certificates outstanding until its certificate balance is reduced to zero. Payments of principal will generally be made, to the extent of available funds (i) to the class A-1 certificates, the class A-2 and A-2FL certificates
                      (on a pro rata and pari passu basis), the class A-3 and A-3FL certificates (on a pro rata and pari passu basis), the class A-SB certificates and the class A-4 and A-4FL (on a pro rata and pari passu basis), in that order, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 1 and, after the principal balance of the class A-1A certificates has been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 2, in each case until the principal balance of the subject class of certificates is reduced to zero, and (ii) to the class A-1A certificates, in an amount equal to the funds received or advanced with respect to principal on mortgage loans in loan group 2 and, after the principal balance of the A-4 and A-4FL certificates have been reduced to zero, the funds received or advanced with respect to principal on mortgage loans in loan group 1, until the principal balance of the class A-1A certificates is reduced to zero.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        4

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                      Notwithstanding the foregoing, on any distribution date as of which the principal balance of the class A-SB certificates is required to be paid down to its scheduled principal balance for that distribution date in accordance with a specified schedule that will be annexed to the prospectus supplement, distributions of principal will be made, to the extent of available funds, to reduce the principal balance of the class A-SB certificates to its scheduled principal balance for the subject distribution date, out of the funds received or advanced with respect to principal on the mortgage loans in loan group 1 (prior to any distributions of principal from those loan group 1 funds to any other class of certificates on that distribution date) and, after the principal balance of the class A-1A certificates has been reduced to zero, out of the funds received or advanced with respect to principal on mortgage loans in loan group 2 (prior to any distributions of principal with respect to the class A-1, A-2, A-2FL, A-3, A-3FL, A-4, A-4FL certificates on that distribution date).

                      If, due to losses, the certificate balances of the class AM and class AM-FL through class Q certificates are reduced to zero, payments of principal to the class A-1, A-2, A-2FL, A-3, A-3FL,
                      A-SB, A-4, A-4FL and A-1A certificates (to the extent that any two or more of these classes are outstanding) will be made on a pro rata and pari passu basis.

                      Following retirement of the class A-1, A-2, A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL and A-1A certificates, amounts distributable as principal will be distributed on each distribution date, to the extent of available funds, first to the class AM and AM-FL certificates (on a pro rata and pari passu basis), second to the class AJ and AJ-FL certificates (on a pro rata and pari passu basis), and third to the class B, C, D, E, F, G, H, J, K, L, M, N, P and Q certificates, in that order, in each case until the related certificate balance of the subject class of certificates is reduced to zero.

LOSSES                Losses realized on the mortgage loans and certain default-related and other unanticipated expenses, if any, will be allocated to the class Q, P, N, M, L, K, J, H, G, F, E, D, C and B certificates, in that order, and then, on a pro rata and pari passu basis, to the class AJ and
                      AJ-FL certificates, and then, on a pro rata and pari passu basis, to the class AM and AM-FL certificates, and then, on a pro rata and pari passu basis, to the class A-1, A-2, A-2FL, A-3,
                      A-3FL, A-SB, A-4, A-4FL and A-1A certificates.

PREPAYMENT            Any prepayment premiums or yield maintenance charges collected will be distributed to certificate
PREMIUMS AND          holders and/or the swap counterparty on the distribution date following the collection period in
YIELD MAINTENANCE     which the prepayment premium was received. On each distribution date, the holders of each class of
CHARGES               offered certificates and of the class E, F, G and H certificates then entitled to principal distributions (to the extent such prepayment premium or yield maintenance charge is collected from mortgage loans in the loan group, if applicable, from which such class of certificates is receiving payments of principal) will be entitled to a portion of prepayment premiums or yield maintenance charges equal to the product of (a) the amount of such prepayment premiums or yield maintenance charges, net of workout fees and principal recovery fees payable therefrom, multiplied by (b) a fraction, which in no event may be greater than 1.0, the numerator of which is equal to the excess, if any, of the pass-through rate of such class of certificates (or, in the case of the class A-2FL, A-3FL, A-4FL, AM-FL and AJ-FL certificates, the pass-through rate that would be payable thereon without regard to the related interest rate swap agreement as described under
                      "Interest Distributions" above) over the relevant discount rate, and the denominator of which is equal to the excess, if any, of the mortgage interest rate of the prepaid mortgage loan over the relevant discount rate, multiplied by (c) a fraction, the numerator of which is equal to the amount of principal distributable on such class of certificates on that distribution date, and the denominator of which is equal to the total principal distribution amount for that distribution date; provided that, if any of the class A-4 or class A-4FL on the one hand and A-1A on the other hand were outstanding (prior to any distributions) on such distribution date, then the number in clause (c) will be a fraction, the numerator of which is

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        5

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                      equal to the amount of principal distributable on the subject class of certificates on such distribution date with respect to the loan group that includes the prepaid mortgage loan, and the denominator of which is equal to the portion of the total principal distribution amount for such distribution date that is attributable to the loan group that includes the prepaid mortgage loan.
                      However, as long as the related swap agreement is in effect and there is no continuing payment default thereunder, any prepayment premium or yield maintenance charge allocable to the class
                      A-2FL, A-3FL, A-4FL, AM-FL, AJ-FL certificates will be payable to the respective swap counterparties.

                      The portion, if any, of the prepayment premiums or yield maintenance charges remaining after any payments described above will be distributed to the holders of the class X.

                      All prepayment premiums and yield maintenance charges payable as described above will be reduced, with respect to specially serviced mortgage loans, by an amount equal to certain expenses of the trust fund and losses realized in respect of the mortgage loans previously allocated to any class of certificates.

ADVANCES              The applicable master servicer (solely with respect to those mortgage loans as to which it is acting as master servicer) and, if it fails to do so, the trustee will be obligated to make P&I advances and servicing advances, including advances of delinquent property taxes and insurance, but only to the extent that such advances are considered recoverable, and, in the case of P&I advances, subject to appraisal reductions (which are described below) that may occur.

APPRAISAL             If any of certain adverse events or circumstances described in the offering prospectus occur or
REDUCTIONS            exist with respect to any mortgage loan or the mortgaged real property for any mortgage loan, that mortgage loan will be considered a required appraisal loan. An appraisal reduction will generally be made in the amount, if any, by which the principal balance of the required appraisal loan (plus other amounts overdue or advanced in connection with such loan) exceeds 90% of the appraised value of the related mortgaged real property plus all escrows and reserves (including letters of credit)
                      held as additional collateral with respect to the mortgage loan. As a result of calculating an appraisal reduction amount for a given mortgage loan, the interest portion of any P&I advance for such loan will be reduced, which will have the effect of reducing the amount of interest available for distribution to the certificates.

                      A required appraisal loan will generally cease to be a required appraisal loan when the related mortgage loan has been brought current for at least three consecutive months and no other circumstances exist which would cause such mortgage loan to be a required appraisal loan.

OPTIONAL              Each master servicer, the special servicer and certain certificate holders will have the option to
TERMINATION           terminate the trust and retire the then outstanding certificates, in whole but not in part, and purchase the remaining assets of the trust on or after the distribution date on which the stated
                      principal balance of the mortgage loans is less than approximately 1.0% of the initial mortgage pool balance. Such purchase price will generally be at a price equal to the unpaid aggregate principal balance of the mortgage loans, plus accrued and unpaid interest and certain other additional trust fund expenses, and the fair market value of any REO properties acquired by the trust following foreclosure.

                      In addition, if, following the date on which the total principal balances of the class A-1, A-2,
                      A-2FL, A-3, A-3FL, A-SB, A-4, A-4FL, A-1A, AM, AM-FL, AJ, AJ-FL, B, C and D certificates are reduced to zero, all of the remaining certificates, except the class Y, Z, R-I and R-II certificates, are held by the same certificate holder, the trust fund may also be terminated, subject to such additional conditions as may be set forth in the pooling and servicing agreement, in connection with an exchange of all the remaining certificates, except the class Y, Z, R-I and
                      R-II certificates, for all the mortgage loans and REO properties remaining in the trust fund at the time of exchange.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        6

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

CONTROLLING CLASS     The most subordinate class of principal balance certificates that has a class certificate balance greater than 25% of its original certificate balance will be the controlling class of certificates; provided, however, that if no such class of principal balance certificates satisfies such requirement, the controlling class of certificates will be the most subordinate class of principal balance certificates with a class certificate balance greater than zero. The holder(s)
                      of certificates representing a majority interest in the controlling class will have the right, subject to the limitations and conditions described in the offering prospectus, to replace the special servicer and select a representative that may direct and advise the special servicer on various servicing matters.

ERISA                 The offered certificates are expected to be eligible for purchase by employee benefit plans and other plans or arrangements, subject to certain conditions.

SMMEA                 The offered certificates will not be "mortgage related securities" for the purposes of the
                      Secondary Mortgage Market Enhancement Act of 1984.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        7

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

CONTACTS

     MERRILL LYNCH & CO.                COUNTRYWIDE SECURITIES CORPORATION

        John Mulligan                             Tom O'Hallaron
    (212) 449-3860 (Phone)                    (818) 225-6353 (Phone)
     (212) 738-1491 (Fax)                     (818) 225-4032 (Fax)

          Max Baker                              Marlyn Marincas
   (212) 449-3860 (Phone)                     (818) 225-6342 (Phone)
     (212) 738-1491 (Fax)                      (818) 225-4032 (Fax)

          Rich Sigg                              Jerry Hirshkorn
   (212) 449-3860 (Phone)                     (212) 649-8352 (Phone)
    (212) 738-1491 (Fax)                       (212) 649-8391 (Fax)

        David Rodgers                             Cary Carpenter
    (212) 449-3611 (Phone)                    (818) 225-6336 (Phone)
     (212) 449-7684 (Fax)                      (818) 225-4032 (Fax)

          Joe Cuomo                              Mark Rudnitzky
    (212) 449-3766 (Phone)                   (818) 225-6353 (Phone)
    (212) 449-7684 (Fax)                       (818) 225-4032 (Fax)

IXIS SECURITIES NORTH AMERICA                KEYBANC CAPITAL MARKETS

         Greg Murphy                             Audrey Saccardi
    (212) 891-6282 (Phone)                    (216) 689-3567 (Phone)
    (212) 891-3454 (Fax)                       (216) 689-0976 (Fax)

        Scott Douglass                             Gary Andrews
    (212) 891-5705 (Phone)                    (216) 689-3567 (Phone)
     (212) 891-3421 (Fax)                      (216) 689-0976 (Fax)

BANC OF AMERICA SECURITIES LLC               BEAR, STEARNS & CO. INC.

        Geordie Walker                            Tim Koltermann
    (704) 388-1597 (Phone)                    (212) 272-4953 (Phone)
     (704) 388-9677 (Fax)                      (917) 849-0223 (Fax)

        Chris Springer
    (704) 388-1597 (Phone)
    (704) 388-9677 (Fax)

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        8

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE

(THE SUM OF THE PERCENTAGE CALCULATIONS MAY NOT EQUAL 100% DUE TO ROUNDING.)

All numerical information provided with respect to the mortgage loans is provided on an approximate basis. All weighted average information provided with respect to the mortgage loans reflects a weighting of the subject mortgage loans based on their respective cut-off date principal balances. When information with respect to the mortgaged real properties is expressed as a percentage of the initial mortgage pool balance, the percentages are based upon the cut-off date principal balances of the related mortgage loans comprising the mortgage pool.
If any of the mortgage loans is secured by multiple mortgaged real properties, the cut-off date principal balance has been allocated based on any of (i) an individual property's appraised value as a percentage of the total appraised value of all of the mortgaged real properties, including the subject individual property, securing the same mortgage loan, (ii) an individual property's underwritten net operating income as a percentage of the total underwritten net operating income of all the mortgaged real properties, including the subject individual property, securing the same mortgage loan and (iii) an allocated loan balance specified in the related loan documents. Unless specifically indicated
otherwise (for example, with respect to loan-to-value and debt service coverage ratio and cut-off date balance/unit of the Peter Cooper Village and Stuyvesant
Town mortgage loan and the FRIS Chicken mortgage loan in which case the related pari passu non-trust loan is taken into account), statistical information presented with respect to any mortgage loan in the trust that is part of a loan combination excludes the related non-trust loan.

GENERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                                                     ALL MORTGAGE        LOAN              LOAN
                                                                                        LOANS          GROUP 1           GROUP 2

Initial mortgage pool balance ....................................................  $4,417,019,866   $3,211,422,742   $1,205,597,124
Number of pooled mortgage loans ..................................................             333              259               74
Number of mortgaged properties ...................................................             570              490               80
Percentage of investment grade loans .............................................           19.7%             2.1%            66.5%
Average cut-off date principal balance ...........................................      13,264,324       12,399,316       16,291,853
Largest cut-off date principal balance ...........................................     800,000,000      170,000,000      800,000,000
Smallest cut-off date principal balance ..........................................         431,373          586,804          431,373
Weighted average mortgage interest rate ..........................................         5.9533%          5.8472%          6.2361%
Highest mortgage interest rate ...................................................         7.5000%          7.5000%          7.4250%
Lowest mortgage interest rate ....................................................         4.9900%          4.9900%          5.4500%
Number of cross collateralized mortgage loans ....................................               9                9                0
Cross collateralized mortgage loans as % of IPB ..................................            1.5%             2.0%             0.0%
Number of multi property mortgage loans ..........................................              18               13                5
Multi property mortgage loans as a % of IPB ......................................           25.3%             7.7%            72.1%
Weighted average underwritten debt service coverage ratio ........................           1.44x            1.39x            1.58x
Maximum underwritten debt service coverage ratio .................................          15.11x            3.48x           15.11x
Minimum underwritten debt service coverage ratio .................................           1.05x            1.05x            1.10x
Weighted average cut-off date loan-to-value ratio ................................           67.5%            69.8%            61.2%
Maximum cut-off date loan-to-value ratio .........................................           84.0%            84.0%            81.1%
Minimum cut-off date loan-to-value ratio .........................................            5.0%            31.2%             5.0%
Weighted average remaining term to maturity or anticipated repayment date (months)             116              114              119
Maximum remaining term to maturity or anticipated repayment date (months) ........             353              178              353
Minimum remaining term to maturity or anticipated repayment date (months) ........              57               57               57
Weighted average remaining amortization term (months) ............................             350              350              357
Maximum remaining amortization term (months) .....................................             473              420              473
Minimum remaining amortization term (months) .....................................              97               97              297

_____________________

(1)   It has been confirmed by Fitch, Moody's and S&P, in accordance with their respective methodologies, that the Peter Cooper Village and Stuyvesant
      Town mortgage loan, Omni-Castle Hill mortgage loan,
      Omni-Chancellor/Brookville mortgage loan, Omni-Harborview mortgage loan
      789 West End Avenue and the FRIS Chicken mortgage loan has credit characteristics consistent with investment-grade rated obligations.

(2)   With respect to certain mortgage loans, debt service coverage ratios and/or cut-off date loan-to-value ratios were calculated assuming the application of a holdback amount and/or a letter of credit in reduction of their respective cut-off date principal balances or taking into account various assumptions regarding the financial performance or value of the related mortgaged real property on a "stablilized" basis.

(3)   Excludes mortgage loans that are interest-only for their entire term.

(4)   With respect to the Peter Cooper Village and Stuyvesant Town mortgage loan and FRIS Chicken mortgage loan, calculations of LTV and DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                        9

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

            PROPERTY TYPE BY STATE/LOCATION MATRIX FOR MORTGAGE POOL
--------------------------------------------------------------------------------

                                                     % OF INITIAL MORTGAGE POOL BALANCE BY PROPERTY TYPE
----------------------------------------------------------------------------------------------------------------------------------
                           % OF
                          INITIAL
                         MORTGAGE
                           POOL                                                           SELF    MIXED              MANUFACTURED
STATE                     BALANCE  MULTIFAMILY  OFFICE  RETAIL  HOSPITALITY  INDUSTRIAL  STORAGE   USE   HEALTHCARE    HOUSING
----------------------------------------------------------------------------------------------------------------------------------

New York .............      28.6      18.2        4.7     0.3       4.1         1.2         --     0.0       --           --
California ...........      11.1       1.6        5.0     2.8        --         0.4        0.7     0.1       --          0.4
 Southern ............       9.8       1.5        4.9     2.3        --         0.2        0.6     0.1       --          0.1
 Northern ............       1.3       0.1        0.1     0.5        --         0.2        0.1      --       --          0.2
Texas ................       9.0       1.5        0.6     2.6       3.6         0.5        0.2      --       --           --
Arizona ..............       5.5       1.0        1.7     2.1        --         0.6         --      --       --           --
Florida ..............       5.4       0.1        0.8     1.7       1.2         1.6         --      --       --           --
Maryland .............       4.1       0.3        0.8     0.4        --         0.1        2.5      --       --           --
Georgia ..............       3.7        --        2.6     1.0       0.1          --         --     0.0       --           --
Pennsylvania .........       3.2       0.3        0.8     2.1        --          --         --      --       --           --
Tennessee ............       3.0       0.1         --     1.0       0.1         1.7         --      --       --           --
New Jersey ...........       2.7        --        0.7     0.5        --          --         --     0.4      1.0           --
North Carolina .......       1.8       1.1         --     0.4       0.3          --         --      --       --           --
Virginia .............       1.8       0.0        0.1     0.3       0.7         0.7         --      --       --           --
Ohio .................       1.8       0.5         --     1.3        --          --         --      --       --           --
Alabama ..............       1.4       0.5        0.3     0.4       0.3          --        0.1      --       --           --
Indiana ..............       1.4       0.5        0.2      --        --         0.8         --      --       --           --
Connecticut ..........       1.3        --        1.1      --       0.2          --         --      --       --           --
Minnesota ............       1.2       0.1        0.8     0.3        --          --         --      --       --           --
Colorado .............       1.1        --        0.0     0.6       0.3          --         --     0.2       --           --
Massachusetts ........       1.0        --         --     0.3       0.1          --         --     0.7       --           --
South Carolina .......       1.0       0.4         --     0.3       0.3          --         --      --       --           --
Kentucky .............       1.0        --         --     0.7        --         0.3         --      --       --           --
Louisiana ............       1.0        --        0.9     0.1        --          --         --      --       --           --
Kansas ...............       1.0        --        0.8     0.2        --          --         --      --       --           --
Nevada ...............       0.9        --         --     0.8        --          --         --      --       --          0.0
Michigan .............       0.8       0.3        0.5      --        --          --         --      --       --           --
District of Columbia..       0.7        --         --      --       0.7          --         --      --       --           --
Washington ...........       0.6       0.0         --     0.3        --         0.2         --      --       --           --
Iowa .................       0.6       0.3         --     0.2        --          --         --      --       --           --
Alaska ...............       0.6        --        0.3     0.2        --          --         --      --       --           --
Missouri .............       0.5        --        0.4     0.1        --         0.1         --      --       --           --
Illinois .............       0.5        --         --     0.3       0.1         0.1         --      --       --           --
Oklahoma .............       0.4       0.2         --     0.0       0.1          --         --      --       --           --
New Mexico ...........       0.4       0.1         --     0.3        --          --         --      --       --           --
Oregon ...............       0.3        --        0.0     0.0        --          --        0.1     0.1       --           --
Utah .................       0.2        --        0.1     0.0       0.1          --         --      --       --           --
Vermont ..............       0.1       0.0         --     0.1        --          --         --      --       --           --
Delaware .............       0.1        --         --     0.1        --          --         --      --       --           --
North Dakota .........       0.1       0.1         --      --        --          --         --      --       --           --
Wisconsin ............       0.1       0.0         --     0.0        --          --         --      --       --           --
Mississippi ..........       0.0        --         --     0.0        --          --         --      --       --           --
Idaho ................       0.0        --         --     0.0        --          --         --      --       --           --
New Hampshire ........       0.0       0.0         --      --        --          --         --      --       --           --
Arkansas .............       0.0        --         --     0.0        --          --         --      --       --           --
                           -------------------------------------------------------------------------------------------------------
                           100.0%     27.2%      23.3%   22.2%     12.4%        8.3%       3.5%    1.6%     1.0%         0.4%
                           =======================================================================================================

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       10

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  CUT-OFF DATE      % OF INITIAL
                                    NUMBER OF      PRINCIPAL          MORTGAGE
                                 MORTGAGE LOANS     BALANCE         POOL BALANCE
--------------------------------------------------------------------------------
Interest Only .................        47        $1,897,566,000        43.0%
Single Tenant .................        50        $  427,770,860         9.7%
Loans > 50% Single Tenant .....        78        $  669,322,126        15.2%
Current Secondary Debt ........        20        $1,242,031,370        28.1%
Future Secondary Debt Permitted        42        $1,487,469,421        33.7%
Lockbox .......................       121        $2,888,709,957        65.4%
Escrow Type(1) ................
 TI/LC Reserves(2) ............       116        $1,323,527,916        54.0%
 Real Estate Tax ..............       274        $3,696,076,889        83.7%
 Insurance ....................       239        $3,322,611,358        75.2%
 Replacement Reserves .........       209        $3,427,901,828        77.6%

SELECT CHARACTERISTICS OF LOAN GROUP 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  CUT-OFF DATE     % OF INITIAL
                                    NUMBER OF      PRINCIPAL       LOAN GROUP 1
                                 MORTGAGE LOANS     BALANCE          BALANCE
--------------------------------------------------------------------------------
Interest Only .................        38        $  912,071,000        28.4%
Single Tenant .................        50        $  427,770,860        13.3%
Loans > 50% Single Tenant .....        78        $  669,322,126        20.8%
Current Secondary Debt ........        16        $  407,610,267        12.7%
Future Secondary Debt Permitted        38        $  654,134,513        20.4%
Lockbox .......................       113        $2,009,159,583        62.6%
Escrow Type(1) ................
 TI/LC Reserves(2) ............       116        $1,323,527,916        54.0%
 Real Estate Tax ..............       203        $2,493,689,218        77.7%
 Insurance ....................       170        $2,121,785,315        66.1%
 Replacement Reserves .........       175        $2,350,298,693        73.2%

SELECT CHARACTERISTICS OF LOAN GROUP 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  CUT-OFF DATE     % OF INITIAL
                                    NUMBER OF      PRINCIPAL       LOAN GROUP 2
                                 MORTGAGE LOANS     BALANCE          BALANCE
--------------------------------------------------------------------------------
Interest Only .................        9         $  985,495,000        81.7%
Single Tenant .................       NAP                   NAP         NAP
Loans > 50% Single Tenant .....       NAP                   NAP         NAP
Current Secondary Debt ........        4         $  834,421,103        69.2%
Future Secondary Debt Permitted        4         $  833,334,908        69.1%
Lockbox .......................        8         $  879,550,374        73.0%
Escrow Type(1) ................
 Real Estate Tax ..............        71        $1,202,387,670        99.7%
 Insurance ....................        69        $1,200,826,043        99.6%
 Replacement Reserves .........        34        $1,077,603,136        89.4%

_____________________

(1)   Includes only upfront and ongoing reserves.

(2)   TI/LC escrows are expressed as a percentage of only the mortgage loans secured by Office, Retail, Industrial and Mixed Use Properties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       11

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

CUT--OFF DATE BALANCE ($)
-------------------------------------------------------------------------------------------
                                                                 % OF
           RANGE OF                             AGGREGATE       INITIAL    % OF      % OF
           CUT--OFF               NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
        DATE PRINCIPAL            MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
         BALANCES ($)               LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

431,373 -- 2,999,999 ..........      102      $  168,945,120      3.8%      3.5%      4.8%
3,000,000 -- 3,999,999 ........       29         104,018,463      2.4%      2.7%      1.4%
4,000,000 -- 4,999,999 ........       21          92,813,219      2.1%      2.6%      0.7%
5,000,000 -- 5,999,999 ........       24         130,591,835      3.0%      3.9%      0.5%
6,000,000 -- 6,999,999 ........       13          83,724,366      1.9%      1.8%      2.1%
7,000,000 -- 7,999,999 ........        7          51,771,022      1.2%      1.6%      0.0%
8,000,000 -- 9,999,999 ........       24         209,790,159      4.7%      6.5%      0.0%
10,000,000 -- 12,999,999 ......       37         415,238,089      9.4%     11.5%      3.7%
13,000,000 -- 19,999,999 ......       29         457,358,947     10.4%     10.4%     10.3%
20,000,000 -- 49,999,999 ......       35       1,040,268,647     23.6%     28.6%     10.1%
50,000,000 -- 800,000,000 .....       12       1,662,500,000     37.6%     26.9%     66.4%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: $431,373                   MAX: $800,000,000                    WTD. AVG. $13,264,324
-------------------------------------------------------------------------------------------

DEBT(1) SERVICE COVERAGE RATIO (X)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE       INITIAL    % OF      % OF
                                  NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
           RANGE OF               MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
           DSCR(X)                  LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

1.05 -- 1.19 ..................       58      $  712,289,583     16.1%     19.3%      7.6%
1.20 -- 1.24 ..................       74         748,921,974     17.0%     21.0%      6.1%
1.25 -- 1.29 ..................       47         410,846,506      9.3%     10.1%      7.1%
1.30 -- 1.34 ..................       27         205,033,918      4.6%      4.2%      5.8%
1.35 -- 1.39 ..................       35         411,616,400      9.3%     11.5%      3.5%
1.40 -- 1.44 ..................       15         152,518,034      3.5%      4.7%      0.0%
1.45 -- 1.49 ..................       15         310,297,211      7.0%      8.5%      3.2%
1.50 -- 1.59 ..................       15         194,454,337      4.4%      6.1%      0.0%
1.60 -- 1.99 ..................       35       1,166,602,423     26.4%     11.3%     66.5%
2.00 -- 15.11 .................       12         104,439,482      2.4%      3.2%      0.2%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 1.05X                      MAX: 15.11X                                WTD. AVG. 1.44X
-------------------------------------------------------------------------------------------

MORTGAGE RATE (%)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE       INITIAL    % OF      % OF
                                  NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
          RANGE OF                MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
     MORTGAGE RATES (%)             LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

4.9900 -- 4.9999 ..............        2      $   12,573,750      0.3%      0.4%      0.0%
5.2500 -- 5.4999 ..............       12         331,873,716      7.5%     10.1%      0.5%
5.5000 -- 5.7499 ..............       80       1,179,656,740     26.7%     31.0%     15.4%
5.7500 -- 5.9999 ..............      136       1,149,792,596     26.0%     30.8%     13.4%
6.0000 -- 6.0999 ..............       20         153,847,192      3.5%      4.4%      1.2%
6.1000 -- 6.1999 ..............       15         313,946,893      7.1%      9.6%      0.5%
6.2000 -- 6.2999 ..............       13         104,522,878      2.4%      3.1%      0.4%
6.3000 -- 6.3999 ..............        9          77,636,838      1.8%      2.4%      0.0%
6.4000 -- 6.4999 ..............        6         977,225,525     22.1%      5.5%     66.4%
6.5000 -- 7.5000 ..............       40         115,943,738      2.6%      2.7%      2.3%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 4.9900                      MAX: 7.5000                              WTD. AVG. 5.9533
-------------------------------------------------------------------------------------------

CUT--OFF DATE LOAN--TO--VALUE RATIO (%)(1)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE       INITIAL    % OF      % OF
           RANGE OF               NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
       CUT--OFF DATE LTV          MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
          RATIOS (%)                LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

5.0 -- 50.0 ...................       33      $  148,250,650      3.4%      4.4%      0.5%
50.1 -- 60.0 ..................       30       1,132,763,770     25.6%     10.0%     67.4%
60.1 -- 65.0 ..................       40         431,894,245      9.8%     12.7%      2.0%
65.1 -- 70.0 ..................       56         461,927,447     10.5%     11.5%      7.6%
70.1 -- 75.0 ..................       75         920,685,854     20.8%     25.8%      7.7%
75.1 -- 77.5 ..................       23         385,305,097      8.7%     10.9%      3.1%
77.6 -- 80.0 ..................       71         906,358,802     20.5%     23.9%     11.5%
80.1 -- 84.0 ..................        5          29,834,000      0.7%      0.8%      0.3%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 5.0%                       MAX: 84.0%                                 WTD. AVG. 67.5%
-------------------------------------------------------------------------------------------

MATURITY DATE OR ARD LOAN--TO--VALUE RATIO (%)(1)
-------------------------------------------------------------------------------------------
                                                                 % OF
           RANGE OF                             AGGREGATE      INITIAL     % OF      % OF
         MATURITY DATE            NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
            OR ARD                MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
        LTV RATIOS (%)              LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

Fully Amortizing ..............       30      $   38,526,906      0.9%      0.5%      1.9%
3.0 -- 40.0 ...................       22         114,550,747      2.6%      3.4%      0.5%
40.1 -- 50.0 ..................       25         148,346,901      3.4%      4.4%      0.6%
50.1 -- 60.0 ..................       54       1,453,259,285     32.9%     19.6%     68.4%
60.1 -- 62.4 ..................       26         214,920,431      4.9%      6.6%      0.3%
62.5 -- 65.0 ..................       35         389,500,446      8.8%     10.3%      4.8%
65.1 -- 67.4 ..................       33         346,235,047      7.8%      8.6%      5.9%
67.5 -- 70.0 ..................       36         492,896,952     11.2%     13.2%      5.6%
70.1 -- 80.0 ..................       72       1,218,783,149     27.6%     33.4%     12.0%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 3.0%                       MAX: 80.0%                                 WTD. AVG. 62.9%
-------------------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE      INITIAL     % OF      % OF
           RANGE OF               NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
        ORIGINAL TERMS            MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
      TO MATURITY (MOS.)            LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

1 -- 60 .......................       11      $  163,968,831      3.7%      3.6%      4.0%
61 -- 72 ......................        0                   0      0.0%      0.0%      0.0%
73 -- 84 ......................        7         130,558,662      3.0%      2.9%      3.2%
85 -- 96 ......................        1          12,920,000      0.3%      0.4%      0.0%
97 -- 120 .....................      277       4,071,081,857     92.2%     92.8%     90.4%
121 -- 360 ....................       37          38,490,516      0.9%      0.3%      2.5%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 60                         MAX: 360                                    WTD. AVG. 118
-------------------------------------------------------------------------------------------

(1)   With respect to the Peter Cooper Village and Stuyvesant Town mortgage loan and FRIS Chicken mortgage loan, calculations of LTV and DSCR also include the related pari passu loan that is not included in the trust.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       12

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

SELECT CHARACTERISTICS OF MORTGAGE POOL
--------------------------------------------------------------------------------

REMAINING TERM TO MATURITY OR ARD (MOS)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE      INITIAL     % OF      % OF
               RANGE OF           NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
           REMAINING TERMS        MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
          TO MATURITY (MOS.)        LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

57 -- 60 ......................       11      $  163,968,831      3.7%      3.6%      4.0%
61 -- 84 ......................        7         130,558,662      3.0%      2.9%      3.2%
85 -- 121 .....................      278       4,084,001,857     92.5%     93.2%     90.4%
122 -- 353 ....................       37          38,490,516      0.9%      0.3%      2.5%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 57                         MAX: 353                                WTD. AVERAGE: 116
-------------------------------------------------------------------------------------------

REMAINING PARTIAL IO TERM (MOS)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE      INITIAL     % OF      % OF
                                  NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
       RANGE OF REMAINING         MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
        PARTIAL IO TERMS            LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

4 -- 14 .......................       14      $   97,156,000      2.2%      2.7%      0.9%
15 -- 24 ......................       36         341,172,000      7.7%      9.5%      2.9%
25 -- 34 ......................       28         197,717,800      4.5%      4.7%      3.9%
35 -- 39 ......................        8         102,647,000      2.3%      3.0%      0.6%
40 -- 54 ......................        6         108,775,000      2.5%      3.4%      0.0%
55 -- 120 .....................       42         766,490,500     17.4%     23.9%      0.0%
-------------------------------------------------------------------------------------------
Total .........................      134      $1,613,958,300     36.5%     47.2%      8.2%
MIN: 4 MOS.                     MAX: 70 MOS.                         WTD. AVERAGE: 42 MOS.
-------------------------------------------------------------------------------------------

PROPERTY STATE/LOCATION
-------------------------------------------------------------------------------------------
                                                AGGREGATE        % OF
                                                 CUT--OFF      INITIAL     % OF      % OF
                                  NUMBER OF        DATE        MORTGAGE     LOAN     LOAN
                                  MORTGAGED     PRINCIPAL        POOL     GROUP 1   GROUP 2
       LOCATION                  PROPERTIES    BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

New York ......................       18       1,263,266,173     28.6%     14.3%     66.7%
California ....................       69      $  488,932,619     11.1%     13.0%      6.0%
  Southern ....................       58         430,888,702      9.8%     11.2%      6.0%
  Northern ....................       11          58,043,918      1.3%      1.8%      0.1%
Texas .........................      143         396,362,050      9.0%     10.3%      5.4%
Arizona .......................       27         244,091,655      5.5%      6.2%      3.7%
Florida .......................       28         240,506,258      5.4%      7.4%      0.3%
Other(a) ......................      285       1,783,861,111     40.4%     48.9%     17.8%
-------------------------------------------------------------------------------------------
Total .........................      570      $4,417,019,866    100.0%    100.0%    100.0%

_______________________________

(a)   Includes 37 states and the District of Columbia.

AMORTIZATION TYPES
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE      INITIAL     % OF      % OF
                                  NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
                                  MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
     AMORTIZATION TYPES             LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

Interest Only .................       47      $1,897,566,000     43.0%     28.4%     81.7%
IO--Balloon ...................      132       1,562,158,300     35.4%     45.6%      8.2%
Balloon .......................      112         760,534,178     17.2%     20.6%      8.1%
Partial IO--ARD ...............        3          86,300,000      2.0%      2.7%      0.0%
ARD ...........................        8          66,164,481      1.5%      2.1%      0.0%
Fully Amortizing ..............       30          38,526,906      0.9%      0.5%      1.9%
IO--ARD .......................        1           5,770,000      0.1%      0.2%      0.0%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%

REMAINING STATED AMORTIZATION TERM (MOS)
-------------------------------------------------------------------------------------------
                                                                 % OF
                                                AGGREGATE      INITIAL     % OF      % OF
                                  NUMBER OF      CUT--OFF      MORTGAGE    LOAN      LOAN
   RANGE OF REMAINING STATED      MORTGAGE    DATE PRINCIPAL     POOL     GROUP 1   GROUP 2
   AMORTIZATION TERMS (MOS.)        LOANS      BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

Interest Only .................       48      $1,903,336,000     43.1%     28.6%     81.7%
97 -- 240 .....................       16          99,616,284      2.3%      3.1%      0.0%
241 -- 300 ....................       13         139,510,423      3.2%      4.3%      0.2%
301 -- 360 ....................      247       2,151,039,894     48.7%     60.2%     18.0%
361 -- 473 ....................        9         123,517,265      2.8%      3.8%      0.1%
-------------------------------------------------------------------------------------------
Total .........................      333      $4,417,019,866    100.0%    100.0%    100.0%
MIN: 97                         MAX: 473                                 WTD. AVERAGE: 350
-------------------------------------------------------------------------------------------

PROPERTY TYPE
-------------------------------------------------------------------------------------------
                                                AGGREGATE        % OF
                                                 CUT--OFF      INITIAL     % OF       % OF
                                  NUMBER OF        DATE        MORTGAGE    LOAN       LOAN
                                  MORTGAGED     PRINCIPAL        POOL     GROUP 1   GROUP 2
       PROPERTY TYPE             PROPERTIES    BALANCE ($)     BALANCE    BALANCE   BALANCE
-------------------------------------------------------------------------------------------

Multifamily ...................       83       1,218,290,763     27.6%      0.4%    100.0%
  Multifamily .................       79       1,200,159,477     27.2%      0.1%     99.4%
  Manufactured Housing.........        4          18,131,286      0.4%      0.3%      0.6%
Office ........................       57       1,031,241,937     23.3%     32.1%      0.0%
Retail ........................      331      $  978,570,432     22.2%     30.5%      0.0%
Hospitality ...................       28         549,794,238     12.4%     17.1%      0.0%
Industrial ....................       37         367,324,641      8.3%     11.4%      0.0%
Self Storage ..................       24         156,682,890      3.5%      4.9%      0.0%
Mixed Use .....................        7          71,739,441      1.6%      2.2%      0.0%
Healthcare ....................        3          43,375,525      1.0%      1.4%      0.0%
-------------------------------------------------------------------------------------------
Total .........................      570      $4,417,019,866    100.0%    100.0%    100.0%

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       13

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

BALLOONS IN CLASS A-2 AND A-2FL (5 YEARS)
--------------------------------------------------------------------------------

                                                                                         % OF           CUT-OFF
                                                                            CUT-OFF     INITIAL          DATE
        MORTGAGE                                                              DATE     MORTGAGE           LTV
          LOAN                                                PROPERTY     PRINCIPAL     POOL    DSCR    RATIO   MATURITY
LOAN #   SELLER        LOAN NAME           CITY      STATE      TYPE      BALANCE ($)   BALANCE   (X)     (%)    LTV (%)
-------------------------------------------------------------------------------------------------------------------------

  18      MLML    Fort Henry Mall      Kingsport      TN    Retail         39,500,000    0.9%    1.68x   74.5%     74.5%
  28      CRF     Capitol Hill Suites  Washington     DC    Hospitality    32,500,000    0.7%    1.49    64.6      64.6
  91      MLML    110 Pine Building    Long Beach     CA    Office         11,700,000    0.3%    1.35    70.9      68.2
 110      WFB     Marketplace Club     Duluth         GA    Retail         10,160,000    0.2%    1.20    80.0      75.2
 111      CRF     377 Carlls Path      Deer Park      NY    Industrial     10,000,000    0.2%    1.63    61.7      61.7
 184      CRF     Grass Valley Mobile  Grass Valley   CA    Manufactured    4,900,000    0.1%    1.36    72.2      72.2
                  Home Park                                 Housing
 214      CRF     Energy Plaza         Lafayette      LA    Office          3,800,000    0.1%    1.23    74.2      71.5
 219      CRF     Stoney Creek         Highland       CA    Self Storage    3,688,365    0.1%    1.60    68.3      63.9
                  Self Storage
                                                                          -----------------------------------------------
                                                                          116,248,365    2.6%    1.52x   70.4%     69.5%
                                                                          -----------------------------------------------

           REMAINING      REMAINING
LOAN #  I/O PERIOD (MOS)  TERM (MOS)
------------------------------------

  18           58             58
  28           59             59
  91           22             58
 110            0             60
 111           59             59
 184           58             58

 214           21             57
 219            0             57

BALLOONS IN CLASS A-3 AND A-3FL (7-9 YEARS)
--------------------------------------------------------------------------------

                                                                                              % OF           CUT-OFF
                                                                                 CUT-OFF    INITIAL           DATE
        MORTGAGE                                                                   DATE     MORTGAGE           LTV
          LOAN                                                    PROPERTY      PRINCIPAL     POOL    DSCR    RATIO   MATURITY
LOAN #   SELLER          LOAN NAME             CITY      STATE      TYPE       BALANCE ($)  BALANCE   (X)      (%)    LTV (%)
------------------------------------------------------------------------------------------------------------------------------

  10      CRF     Miami Airport Industrial  Miami         FL     Industrial     53,500,000    1.2%    1.37x   79.9%     79.9%
                  Parks
  40      WFB     FRIS Chicken              Various     Various  Retail         24,226,992    0.5     2.67    41.4      33.3
  60      Key     Shoppes of Blue Lake      Boca Raton    FL     Retail         16,000,000    0.4     1.28    59.3      51.2
  75      CRF     Sheraton Denver West      Lakewood      CO     Hospitality    13,500,000    0.3     1.47    54.2      51.4
  79      CRF     Broadway Business Center  Phoenix       AZ     Industrial     12,920,000    0.3     1.41    79.8      79.8
  81      CRF     10000 Business Blvd.      Dry Ridge     KY     Industrial      6,637,500    0.2     2.60    39.0         0
  82      CRF     4010 Airpark Drive        Owensboro     KY     Industrial      5,936,250    0.1     2.60    39.0         0
  84      WFB     Park Place at Metrowest   Orlando       FL     Office         12,193,424    0.3     1.24    73.5      63.3
  93      Key     Detroit Riverview         Detroit       MI     Office         11,665,000    0.3     1.20    79.6      74.7
                  Medical Complex
 101      Key     St. Luke's Cornwall       Cornwall      NY     Office         10,874,000    0.2     1.19    84.0      78.7
                  Medical Complex
 104      WFB     48317-48389 Fremont       Fremont       CA     Industrial     10,700,000    0.2     1.20    65.6      61.5
                  Boulevard                                                    ----------------------------------------------
                                                                               178,153,166    4.1%    1.59x   66.9%     60.5%
                  Boulevard                                                    ----------------------------------------------

            REMAINING     REMAINING
LOAN #  I/O PERIOD (MOS)  TERM (MOS)
------------------------------------

  10           83             83

  40            0             98
  60            4            112
  75           33             81
  79           93             93
  81            0             98
  82            0             97
  84            0            108
  93           24             84

 101           24             84

 104           34             99

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       14

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

PARI PASSU COMPANION LOANS(1)
--------------------------------------------------------------------------------

                                        A-NOTE
                                       ORIGINAL
LOAN #          LOAN NAME              BALANCE           TRANSACTION           SERVICER                  SPECIAL SERVICER
--------------------------------------------------------------------------------------------------------------------------------

  1      Peter Cooper Village and     $800,000,000      ML-CFC 2007-5            TBD(4)           CWCapital Asset Management LLC
         Stuyvesant Town            $2,000,000,000(2)        TBD
                                      $200,000,000(3)        TBD

 40      FRIS Chicken                  $25,000,000      MSCI 2005-HQ6      Wells Fargo Bank,      CWCapital Asset Management LLC
                                       $25,000,000      ML-CFC 2007-5   National Association(4)

           B-NOTE        MEZZANINE
          ORIGINAL        ORIGINAL
LOAN #     BALANCE        BALANCE
-------------------------------------

  1           $0        $1,400,000,000

 40      $25,000,000          $0

(1)   Does not include two mortgage loans with only a subordinate companion loan, Detroit Riverview Medical Complex and St. Luke's Cornwall Medical
      Complex.

(2)   To be securitized in one or more future transactions by Wachovia Bank,
      National Association.

(3)   To be securitized in a future transaction by MLML.

(4)   Serviced pursuant to a pooling and servicing agreement in connection with a separate commercial mortgage securitizaton.

MORTGAGE POOL PREPAYMENT PROFILE
--------------------------------------------------------------------------------

                                      PERCENT OF REMAINING BALANCE ANALYSIS(1)

                                AGGREGATE          % OF REM         % OF REM       % OF REM       % OF REM
                                REMAINING          MORTGAGE         MORTGAGE       MORTGAGE       MORTGAGE
             NUMBER OF          PRINCIPAL        POOL BALANCE     POOL BALANCE   POOL BALANCE   POOL BALANCE
 PERIOD    MORTGAGE LOANS        BALANCE        LOCK OUT/DEF(2)      YM(3)        X% PEN(4)      LOCK OPEN     TOTAL
--------------------------------------------------------------------------------------------------------------------

3/1/2007        333         $4,417,019,866.04       95.93%            3.79%         0.28%          0.00%       100%
3/1/2008        333         $4,403,209,709.29       94.94%            4.78%         0.28%          0.00%       100%
3/1/2009        333         $4,387,035,108.66       89.23%           10.48%         0.28%          0.00%       100%
3/1/2010        333         $4,365,558,619.35       87.67%           11.70%         0.63%          0.00%       100%
3/1/2011        333         $4,339,732,834.52       84.92%           14.22%         0.86%          0.00%       100%
3/1/2012        322         $4,147,425,243.60       83.78%           14.62%         1.12%          0.48%       100%
3/1/2013        322         $4,108,237,856.30       83.79%           14.61%         1.11%          0.49%       100%
3/1/2014        315         $3,939,351,867.94       84.23%           14.12%         1.14%          0.50%       100%
3/1/2015        313         $3,878,844,331.09       83.63%           13.80%         1.14%          1.43%       100%
3/1/2016        293         $3,783,675,400.15       84.54%           13.93%         0.50%          1.04%       100%
3/1/2017         2          $    3,048,804.50       42.28%           57.72%         0.00%          0.00%       100%
3/1/2018         2          $    2,745,664.06       38.56%           61.44%         0.00%          0.00%       100%
3/1/2019         2          $    2,424,050.51       33.60%           66.40%         0.00%          0.00%       100%
3/1/2020         2          $    2,083,184.73       26.66%           73.34%         0.00%          0.00%       100%
3/1/2021         2          $    1,721,200.22       16.30%           83.70%         0.00%          0.00%       100%
3/1/2022         0          $              --        0.00%            0.00%         0.00%          0.00%        0%

(1)   Calculated assuming that no mortgage loan prepays, defaults or is repurchased prior to stated maturity (except that mortgage loans with anticipated repayment dates (ARD loans) are assumed to prepay on their anticipated repayment dates). Otherwise calculated based on Modeling
      Assumptions to be described in the offering prospectus.

(2)   Mortgage loans included in this category are locked out from prepayment, but may include periods during which defeasance is permitted.

(3)   Including mortgage loans that permit defeasance or prepayment with yield maintenance and mortgage loans that permit greater of yield maintenance cost and x% penalties.

(4)   Including mortgage loans that permit defeasance or x% penalties.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       15

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

TEN LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

                                                          NUMBER OF
                                                          MORTGAGE                          SHADOW         % OF
                                                           LOANS/                           RATING        INITIAL
                                                          MORTGAGED     CUT-OFF DATE        FITCH/       MORTGAGE
                                              MORTGAGE      REAL         PRINCIPAL         MOODY'S/        POOL
LOAN #              LOAN NAME               LOAN SELLER   PROPERTIES      BALANCE           S&P(1)       BALANCE
------------------------------------------------------------------------------------------------------------------

  1.     Peter Cooper Village and              MLML         1      2   $  800,000,000   BBB-/Baa3/BBB-     18.1%
         Stuyvesant Town
  2.     Tower 45                              MLML         1      1      170,000,000                       3.8
  3.     Hotel Gansevoort                      CRF          1      1      125,000,000                       2.8
  4.     Renaissance Austin Hotel              MLML         1      1       83,000,000                       1.9
  5.     Resurgens Plaza                       Key          1      1       82,000,000                       1.9
  6.     HSA Memphis Industrial Portfolio      CRF          1     15       67,000,000                       1.5
  7.     Camp Hill Shopping Center             Key          1      1       65,000,000                       1.5
  8.     Medical Centre of Santa Monica        CRF          1      1       62,000,000                       1.4
  9.     Holiday Inn Express - Chelsea         IXIS         1      1       55,000,000                       1.2
 10.     Miami Airport Industrial Parks        CRF          1      1       53,500,000                       1.2
------------------------------------------------------------------------------------------------------------------
         TOTAL/WEIGHTED AVERAGE                            10     25   $1,562,500,000                      35.4%
==================================================================================================================

                                                                        LOAN
                                                                      BALANCE               CUT-OFF
                                             PROPERTY     PROPERTY    PER SF/     DSCR      DATE LTV
LOAN #              LOAN NAME                  TYPE        SIZE(2)    UNIT(3)    (X)(3)   RATIO (%)(3)
------------------------------------------------------------------------------------------------------

  1.     Peter Cooper Village and           Multifamily      11,227   $267,213    1.70x      55.6%
         Stuyvesant Town
  2.     Tower 45                             Office        443,956        383    1.17        52.3
  3.     Hotel Gansevoort                   Hospitality         187    668,449    1.49        61.3
  4.     Renaissance Austin Hotel           Hospitality         492    168,699    1.57        76.9
  5.     Resurgens Plaza                      Office        393,107        209    1.22        72.6
  6.     HSA Memphis Industrial Portfolio   Industrial    1,586,544         42    1.35        78.8
  7.     Camp Hill Shopping Center            Retail        466,195        139    1.20        74.8
  8.     Medical Centre of Santa Monica       Office        204,747        303    1.65        63.3
  9.     Holiday Inn Express - Chelsea      Hospitality         228    241,228    1.38        58.5
 10.     Miami Airport Industrial Parks     Industrial      746,189         72    1.37        79.9
------------------------------------------------------------------------------------------------------
         TOTAL/WEIGHTED AVERAGE                                                   1.53X      60.8%
======================================================================================================

_____________________

(1)   It has been confirmed by Fitch, Moody's and S&P, in accordance with their respective methodologies, that the credit characteristics of the subject mortgage loan are consistent with those of investment-grade rated obligations.

(2)   Property size is indicated in rooms (for hospitality properties), in dwelling units (for multifamily properties) and square feet for all other property types.

(3)   Calculations with respect to the Peter Cooper Village and Stuyvesant Town
      Loan are based on the aggregate principal balance of the Peter Cooper
      Village and Stuyvesant Town Loan Combination (as defined herein).

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       16

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

PETER COOPER VILLAGE AND STUYVESANT TOWN

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           2
Location (City/State)                                              New York, NY
Property Type                                                       Multifamily
Size (Units)                                                             11,227
Percentage Physical Occupancy as of
     November 2006                                                         98.3%
Year Built                                                            1945-1949
Year Renovated                                                          Ongoing
Appraisal Value (As-Is) as of November 1, 2006                   $5,400,000,000
Appraisal Value (As-Stabilized) as of                            $6,900,000,000
     January 1, 2011
Land Value (As-Is) as of November 1, 2006                        $3,800,000,000
Average Monthly Rent Per Unit                                            $1,707
Underwritten Economic Occupancy(2)                                        96.9%
Underwritten Revenues(2)                                           $481,725,392
Underwritten Total Expenses2                                       $145,569,012
Underwritten Net Operating Income (NOI)(2)                         $336,156,380
Underwritten Net Cash Flow (NCF)(2)                                $333,909,980
2006 NOI                                                           $112,242,474
2005 NOI                                                            $98,862,497
2004 NOI                                                            $92,102,906
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    2
Origination Date                                              November 17, 2006
Cut-off Date Principal Balance                                   $800,000,000(1)
Cut-off Date Loan Balance Per Unit(1)                                  $267,213
Percentage of Initial Mortgage Pool Balance                                18.1%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                            6.4340%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Call Protection                                            LO(27),Def(89),O(4)3
Lockbox                                                                    Hard
Cut-off Date LTV Ratio(1)                                                  55.6%
LTV Ratio at Maturity or ARD(1)                                            55.6%
Underwritten DSCR on NOI(1),(2)                                           1.71x
Underwritten DSCR on NCF(1),(2)                                           1.70x
Anticipated Shadow Rating (F/M/S)(4)                            BBB-/Baa3/BBB--
--------------------------------------------------------------------------------

(1)   The Peter Cooper Village and Stuyvesant Town loan was originated in the amount of $3,000,000,000 of which $800,000,000 is included in the trust.
      Multiple Pari Passu notes are expected to be securitized during 2007.
      Calculations of LTV, DSCR, and Cut-off Date Loan Balance Per Unit are
      based on the whole loan amount.

(2)   Underwritten Economic Occupancy, Underwritten Revenues, Underwritten Total
      Expenses, Underwritten Net Operating Income, Underwritten Net Cash Flow,
      Underwritten DSCR on NOI and Underwritten DSCR on NCF are based on underwritten cash flows for 2011 derived based on certain assumptions including the following: (1) an annual rate of conversion of units from rent-stabilized units to deregulated units consistent with a rate of conversion assumed by the appraisal of the mortgaged property, resulting in 6,397 deregulated units in existence by January 1, 2011, and (2)
      increases in (a) major capital improvements, (b) revenues from retail, professional and parking spaces and (c) real estate tax expenses, based on the appraisal's projections for 2011. Conversion of units from rent-stabilized units to deregulated units at a rate lower than the assumed rate would have a negative impact on the Underwritten DSCR on NOI and the Underwritten DSCR on NCF. The debt service coverage ratio calculated based on net operating income for 2006 is 0.58x. See "Risk
      Factors -- Litigation or Other Legal Proceedings May Have Adverse Effects
      on Borrowers" in the prospectus supplement.

(3)   Notwithstanding the "LO(27)" Designation, defeasance lock-out period expires 24 months following the securitization of the last Peter Cooper
      Village and Stuyvesant Town Pari Passu Note.

(4)   It has been comfirmed by Fitch, Moody's and S&P, in accordance with their respective methodologies, that the credit characteristics of the mortgage loan are consistent with those of investment-grade rated obligations.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       17

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       18

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       19

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       20

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Peter Cooper Village and Stuyvesant Town
Loan") is evidenced by a single promissory note and is secured by a fee simple first mortgage encumbering a 56-building apartment complex (the "Peter Cooper
Village and Stuyvesant Town Property") situated on approximately 80.43 acres on the island of Manhattan in New York, New York. The complex includes 11,227 apartments, approximately 117,712 square feet of retail and professional space and 400,000 square feet of parking. The Peter Cooper Village and Stuyvesant Town
Loan represents approximately 18.1% of the initial mortgage pool balance and approximately 66.4% of the initial loan group 2 balance.

The Peter Cooper Village and Stuyvesant Town Loan was originated on November 17,
2006 and has a principal balance as of the cut-off date of $800,000,000. The
Peter Cooper Village and Stuyvesant Town Loan has a remaining term of 117 months and is scheduled to mature December 8, 2016. The Peter Cooper Village and
Stuyvesant Town Loan permits defeasance with United States government obligations beginning two years after the securitization of the last Peter
Cooper Village and Stuyvesant Town Pari Passu Note. The loan may be prepaid without penalty on or after September 8, 2016.

The Peter Cooper Village and Stuyvesant Town Loan is pari passu with other promissory notes (the "Peter Cooper Village and Stuyvesant Town Pari Passu
Notes" and, together with the Peter Cooper Village and Stuyvesant Town Loan, the
"Peter Cooper Village and Stuyvesant Town Loan Combination") that have an aggregate principal balance, including the Peter Cooper Village and Stuyvesant
Town Loan, of $3,000,000,000. The Peter Cooper Village and Stuyvesant Town Pari
Passu Notes are secured by the same mortgage as the Peter Cooper Village and
Stuyvesant Town Loan. The Peter Cooper Village and Stuyvesant Town Pari Passu
Notes are pari passu in right of payment and in other respects to the Peter
Cooper Village and Stuyvesant Town Loan and have the same interest rate, maturity date and original term to maturity as the Peter Cooper Village and
Stuyvesant Town Loan. The Peter Cooper Village and Stuyvesant Town Pari Passu
Notes will be held outside of the trust and are expected to be securitized in various transactions. The pooling and servicing agreement for Wachovia Bank
Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series
2007-C30 securitization will govern the servicing of the Peter Cooper Village and Stuyvesant Town Loan Combination. The controlling class of the Wachovia
2007-C30 securitization have the right, in lieu of the controlling class representative of the Series 2007-5 securitization, to direct and advise the master servicer and the special servicer under the Wachovia 2007-C30 pooling and servicing agreement on various servicing matters with respect to the mortgage loans in the Peter Cooper Village and Stuyvesant Town Loan Combination and the
related mortgaged real property. See "Description of the Mortgage Pool -- The
Loan Combinations" in the prospectus supplement.

-----------------------------------
          FIRST MORTGAGE
          $3,000,000,000                Pari Passu Notes
                                        to be sold in various
47.7% Loan to Total Capitalization      conduit/fusion
   $267,213 per unit/$293 per sf        securitizations
Shadow Rated BBB-/Baa3/BBB- (F/M/S)
-----------------------------------

-----------------------------------
            MEZZANINE
          $1,400,000,000               To be privately
                                       placed
69.9% Loan to Total Capitalization
  $391,912 per unit/ $430 per sf
-----------------------------------

-----------------------------------
                                      Sponsor Cash                $1,000,000,000
                                      Acquisition Costs and Fees    $240,000,000
          SPONSOR EQUITY              Interest Reserve              $400,000,000
          $1,890,000,000              General Reserve               $190,000,000
                                      Cap Ex Reserve                 $60,000,000

-----------------------------------

THE PROPERTY. Built in response to the demand for housing generated by returning veterans from World War II, MetLife developed both Peter Cooper Village and
Stuyvesant Town as a community-oriented residential enclave in the heart of New
York City. Stuyvesant Town and Peter Cooper Village together comprise 11,232 units (11,227 units of which are rentable) throughout 110 buildings on 80.43 contiguous acres on the island of Manhattan. Stuyvesant Town contains 8,746 units in 35 buildings with 89 separate addresses and Peter Cooper Village contains 2,481 units in 21 buildings. Gross building area for Stuyvesant Town and Peter Cooper Village is 8,942,176 sq. ft. and 3,122,165 sq. ft.,
respectively. Between the two complexes, the net rentable area is 10,750,670 sq.
ft. broken down as follows: Residential: 10,232,958, Retail: 98,039, Office:
19,673, Parking: 400,000. The 10,232,958 rentable sq. ft. of residential space indicates an average unit size of 911 sq. ft. The rentable unit mix is as follows: 5,740 one bedroom units; 4,976 two bedroom

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       21

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

units; 472 three bedroom units; 2 four bedroom units; and 37 five bedroom units. The grounds include open landscaped areas, 15 playgrounds, designated sports areas, and the signature Stuyvesant Oval fountain. There are 2,260 licensed parking spaces across six parking garages; laundry facilities and rentable storage services operated by U-haul. Onsite retailers offer neighborhood conveniences as grocery stores, banking centers, dry cleaning, movie rentals and apparel outlets.

Currently, approximately 73% of the apartments at the Peter Cooper Village and
Stuyvesant Town Property are rent stabilized. Rent stabilized leases can be 1 or 2 years in length at the option of the tenant. The rental rate that may be charged for a particular rent stabilized apartment is determined by criteria established by the State of New York. An apartment may become deregulated (or destabilized) if it becomes vacant or if criteria involving the legal rental rate level and occupant income levels are met.

PETER COOPER VILLAGE AND STUYVESANT TOWN PROPERTY UNIT MIX:

-------------------------------------------------------------------------------------------------------------------------
                                                  PETER COOPER VILLAGE

                                                AVG           PERCENT OF       AVG             AVG            MONTHLY
UNIT TYPE                  UNIT COUNT(1)   SQUARE FOOT(1)     PCV TOTAL   MONTHLY RENT(1)  RENT PER SF(1)  MARKET RENT(2)
-------------------------------------------------------------------------------------------------------------------------

Deregulated 1 BR                 403             948            16.2%         $2,768          $35.04          $3,595
Deregulated 2 BR                 267           1,224            10.8           3,747           36.74           4,641
Deregulated 3 BR                   3           2,162             0.1           6,520           36.19           8,198
-------------------------------------------------------------------------------------------------------------------------
DEREGULATED TOTALS               673           1,063            27.1%         $3,173          $35.83          $4,031
Stabilized 1 BR                  776             947            31.3%         $1,183          $15.00          $3,595
Stabilized 2 BR                  957           1,223            38.6           1,457           14.30           4,641
Stabilized 3 BR                   17           1,489             0.7           1,619           13.04           8,198
Stabilized 4 BR                    1           2,441             0.0           2,705           13.30           8,426
-------------------------------------------------------------------------------------------------------------------------
STABILIZED TOTALS              1,751           1,103            70.6%         $1,338          $14.55          $4,214

TOTAL OCCUPIED UNITS           2,424           1,092            97.7%          1,848          $20.30          $4,082

Vacant 1 BR                       30             947             1.2%            N/A             N/A           3,595
Vacant 2 BR                       27           1,225             1.1             N/A             N/A           4,641
-------------------------------------------------------------------------------------------------------------------------
VACANT TOTALS                     57           1,078             2.3%            N/A             N/A          $4,090
-------------------------------------------------------------------------------------------------------------------------
PCV TOTALS/WTD. AVG            2,481           1,092           100.0%         $1,848          $20.30          $4,161
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                     STUYVESANT TOWN

                                                AVG           PERCENT OF       AVG             AVG            MONTHLY
UNIT TYPE                  UNIT COUNT(1)   SQUARE FOOT(1)      ST TOTAL   MONTHLY RENT(1)  RENT PER SF(1)  MARKET RENT(2)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

Deregulated 1 BR                1,386            755            15.8%         $2,504          $39.79          $2,926
Deregulated 2 BR                  872            943            10.0           3,018           38.39           3,658
Deregulated 3 BR                   65          1,165             0.7           4,084           42.06           4,511
Deregulated 4 BR                    1          1,753             0.0           4,950           33.88           6,793
Deregulated 5 BR                    6          1,698             0.1           5,754           40.67           6,580
-------------------------------------------------------------------------------------------------------------------------
DEREGULATED TOTALS              2,330            840            26.6%         $2,750          $39.29          $3,255

Stabilized 1 BR                 3,096            755            35.4%         $1,125          $17.88          $2,926
Stabilized 2 BR                 2,779            943            31.8           1,380           17.55           3,658
Stabilized 3 BR                   381          1,161             4.4           1,544           15.96           4,511
Stabilized 4 BR                                                                  0.0               0           6,793
Stabilized 5 BR                    31          1,681             0.4           1,958           13.98           6,580
-------------------------------------------------------------------------------------------------------------------------
STABILIZED TOTALS               6,287            867            71.9%         $1,267          $17.53          $3,364

TOTAL OCCUPIED UNITS            8,617            860            98.5%         $1,668          $23.27          $3,335
Vacant 1 BR                        49            751             0.6%            N/A             N/A          $2,926
Vacant 2 BR                        74            943             0.8             N/A             N/A           3,658
Vacant 3 BR                         6          1,145             0.1             N/A             N/A           4,511
-------------------------------------------------------------------------------------------------------------------------
VACANT TOTALS                     129            880             1.5%            N/A             N/A          $3,420
-------------------------------------------------------------------------------------------------------------------------
ST TOTALS/WTD. AVG              8,746            860           100.0%         $1,668          $23.27          $3,336
-------------------------------------------------------------------------------------------------------------------------
PCV/ST TOTALS/WTD. AVG         11,227            911          100.00%         $1,707          $22.49          $3,518
-------------------------------------------------------------------------------------------------------------------------

(1)   Information obtained from the Peter Cooper Village and Stuyvesant Town
      Borrower's rent roll dated November 2006.

(2)   Information obtained from Appraisal dated November 10, 2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       22

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

The borrower is expected to spend approximately $125 million in capital expenditures at the Peter Cooper Village and Stuyvesant Town Property financed through amounts on deposit in the General Reserve. Individual apartments are extensively renovated on an ongoing basis as they move to a deregulated status.
Under past ownership, renovated units were given new kitchens and bathrooms.
Kitchens improvements included include maple wood cabinets, granite countertops, new stainless steel sinks, ceramic tile flooring, and a new appliance package.
Bathroom improvements included marble walls, marble tile flooring, granite counter tops, and new porcelain bathroom fixtures. Additional upgrades included new air conditioning units, wall sconces, and window shades. The original parquet flooring is still utilized but was refinished in these units. It is expected that the new ownership will exceed this level of unit renovation quality.

In addition to the unit renovation, major improvements at the property are expected to enhance the overall quality of life at the Peter Cooper Village and
Stuyvesant Town Property. Among the options under consideration are:
installation of roof decks to take advantage the views provided by approximately
80.43 acres of buildings that are of roughly the same height; creation of a central Fitness Center together with multiple satellite locations, upgrading the entrance to Stuyvesant Town, improving lighting on the site, updating signage, providing shuttle busses both within the site and to and from local subways, and reworking the retail concepts along First Avenue.

HISTORICAL OCCUPANCY AND AVERAGE MONTHLY RENTS:

Historical occupancies at the Peter Cooper Village and Stuyvesant Town Property
over the past five years are as follows: 2002 - 97%; 2003 -- 98%; 2004 -- 98%;
2005 -- 98%; 2006 -- 98%. The average monthly rents for the deregulated units at
Peter Cooper Village over the past three years are $2,757, $2,864 and $3,198 for
2004, 2005 and 2006, respectively. The average monthly rents for the stabilized units at Peter Cooper Village over the past three years are $1,183, $1,247 and
$1,292 for 2004, 2005 and 2006, respectively. The average monthly rents for the deregulated units at Stuyvesant Town over the past three years are $2,333,
$2,464 and $2,767 for 2004, 2005 and 2006, respectively. The average monthly rents for the stabilized units at Stuyvesant Town over the past three years are
$1,165, $1,202 and $1,241 for 2004, 2005 and 2006, respectively.

THE MARKET.(1) The Peter Cooper Village and Stuyvesant Town Property occupies approximately 80.43 acres below Midtown on the east side of the island of
Manhattan. The site occupies the area bounded by East 14th and 23rd Streets and
First Avenue and Avenue C, and is immediately surrounded by the residential neighborhoods of Murray Hill and Kips Bay to the north, Gramercy Park to the west, and the East Village and Lower East Side to the south. These neighborhoods are predominantly residential with retail use along the avenues.

The Manhattan residential market represents one borough of the five which make up the larger New York City residential market. This market is the largest housing market in the United States consisting of over three million housing units. Within this market, rental units are the largest housing category, making up approximately 68% of inventory. The net vacancy for units available for rent in the city was 3.09% according to the 2005 New York City Housing and Vacancy
Survey. In 2005, 4,185 new housing units were delivered to the overall market;
this was above the trailing four year average of 3,163. Rental rates increased during 2005, with REIS reporting increases of 1.2% in effective rents for the fourth quarter of 2005 and 5.4% for the year.

The Manhattan residential market has 737,768 housing units according to the 2005
Housing and Vacancy Survey. Net vacancy for Manhattan in 2005 was 3.79%. Between
1995 and 2005, the number of new housing unit permits averaged 4,549.
Approximately 2,400 apartment units are scheduled for delivery in 2007 and 2008 in Manhattan. According to the appraisal of the properties dated November 10,
2006, annual rents for buildings comparable to Stuyvesant Town and Peter Cooper
Village in the neighborhoods surrounding the properties are $40.67 per sq. ft.
for one bedroom apartments, $41.46 per sq. ft. for two bedroom apartments,
$53.83 per sq. ft. for three bedroom apartments, and $48.85 per sq. ft. for four bedroom apartments.

THE BORROWER. The borrower is PCV ST Owner LP, a Delaware limited partnership, which was formed exclusively to own Peter Cooper Village and Stuyvesant Town.
PCV ST Owner LP as of February 16, 2007, has transferred Stuyvesant Town to ST
Owner LP, a Delaware limited partnership formed exclusively to own Stuyvesant
Town, and PCV ST Owner LP and ST Owner LP are jointly and severally liable as the borrower under the Peter Cooper Village and Stuyvesant Town Loan. Each
Borrower is permitted to own the property that it owns together with personal property related thereto and to be a borrower under the Peter Cooper Village and
Stuyvesant Town Loan. Each Borrower is approximately indirectly 11% owned, through various subsidiary entities, by Tishman Speyer and Blackrock Realty
Advisors, Inc.

Tishman Speyer is a privately held company based in New York City engaged in owning, developing, and operating real estate around the world. Since 1978,
Tishman Speyer has acquired, built or developed more than 142 properties totaling over 77 million square feet representing over $24 billion USD in total value across the United States, Europe and Latin America. The company owns and/or manages the following buildings in Manhattan: 300 Park Avenue, 375 Hudson
Street, 520 Madison Avenue, 666 Fifth Avenue, The Chrysler Building, Rockefeller
Center, The Lipstick Building, and The MetLife Building.

BlackRock Realty Advisors is a real estate investment manager with $9.6 billion in real estate equity assets under management on behalf of public, corporate, and Taft-Hartley pension plans, foundations, endowments, and private investors.
These investments span a wide range of strategies, including core, value-added and opportunistic equity and high-yield debt. The firm offers investments in open-end and closed-end funds and separate account structures. BlackRock Realty
Advisors' parent, BlackRock, is 49% owned by Merrill Lynch.

(1)   Certain information obtained from the appraisal of the Peter Cooper
      Village and Stuyvesant Town Property dated November 10, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       23

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT. The Peter Cooper Village and Stuyvesant Town Property is
currently managed by Rose Associates, Inc, a management company operating in the New York market. Beginning April 1, 2007, the Peter Cooper Village and
Stuyvesant Town Property is expected to be managed by affiliates of either
Tishman Speyer Properties, L.P. or Blackrock Financial Management, or such other manager as approved by lender.

LOCKBOX. A hard lockbox with cash management structure is in place. All excess cash is trapped in the general reserve until such time that the debt service coverage ratio is 1.20x or higher for two consecutive quarters and no
"mezzanine accrual period". Thereafter all excess cash will be distributed to the borrower. "Mezzanine Accrual Period" will exist if the borrower under either of the two most Junior Mezzanine Loans Elects, as permitted under the loan documents, to have the applicable monthly Debt Service Payments accrue on the balance of the mezzanine loan in lieu of making such payments monthly. The borrower may be permitted to use cash flow to make certain distributions to its partners to meet certain tax requirements applicable to its tax exempt partners provided no such distributions are permitted during the first five years of the loan term if a cash sweep period exists and the aggregate amount of all such distributions cannot exceed $16,700,000.

ESCROWS.

         ---------------------------------------------------------------
                              ESCROWS / RESERVES
                              ------------------
         TYPE:                               INITIAL         MONTHLY
         ---------------------------------------------------------------
         Taxes                              $3,539,035     $3,539,035
         Insurance                            $987,198       $493,599
         Capital Expenditures Reserve      $60,000,000             $0(1)
         General/Interest Reserve         $590,000,000             $0
         ---------------------------------------------------------------

(1)   $234,000 per month to the extent of available cash flow after the payment of mortgage and mezzanine debt service.

GENERAL RESERVE/INTEREST RESERVE. A "General Reserve" of $590,000,000 was
established at closing. $400,000,000 can be used for the payment of mortgage and mezzanine loan debt service and $190,000,000 can be used at the discretion of the borrower to pay for expenses related to the Peter Cooper Village and
Stuyvesant Town Property provided that no more than $85,000,000 can be used for the payment of asset management fees or acquisition fees pertaining to the syndication of the equity. If at any time the debt service coverage ratio is
1.20x or higher for two consecutive calendar quarters, the balance of the funds on deposit in the General Reserve will be released to borrower. Notwithstanding the foregoing, from and after January 1, 2010, at such time the debt service coverage ratio for the Peter Cooper Village and Stuyvesant Town Loan is 1.0x or
greater for 2 consecutive calendar quarters (a) the debt service component will be converted to and become a part of the discretionary component and (b) the cap on the amount that can be disbursed for the payment of asset management fees will be increased from $85,000,000 to $95,000,000.

ADDITIONAL INDEBTEDNESS.  Borrower is permitted to obtain up to $300,000,000 of pari passu mortgage debt or subordinate mezzanine debt at any time between
November 8, 2011 and May 8, 2013 provided that such additional financing will not result in a debt service coverage ratio less than 1.30x or a loan-to-value ratio greater than 70% and borrower has delivered a rating agency confirmation.
Such debt can relate to one or both properties at borrower's election.

MEZZANINE DEBT. 11 mezzanine borrowers (named PCV ST Mezz 1-11 LP and ST Mezz
1-11 LP) have incurred mezzanine debt for an aggregate total of $1,400,000,000 secured by their direct or indirect equity interests in PCV ST Owner LP and ST
Owner LP. The mezzanine debt is scheduled to mature on December 8, 2016.

SEVERANCE\RELEASE. Subject to the prepayment lockout period, borrower can release (a) an individual property upon partial defeasance of 110% of the allocated loan amount, (b) one or more individual buildings or parcels of undeveloped land that are a part of a Peter Cooper Village and Stuyvesant Town
Property upon partial defeasance of an amount equal to the greater of (1) 110%
of the appraised value of such building or parcel as determined by an appraisal dated not more than 120 days prior to the release and (2) if applicable, the disposition proceeds from the collateral being released, (c) without partial defeasance, certain "development rights" upon the payment of an amount equal to the greater of (1) the disposition proceeds related to the rights that are the subject of a sale, transfer or refinancing and (2) $225.00 per sq. ft. of rights being released provided that any such release of development rights must be accompanied by the applicable yield maintenance premium and (d) without partial defeasance, release of a portion of the mortgaged property subject to casualty or condemnation, upon the payment of an amount equal to 100% of the fair market value of the released parcel immediately prior to such casualty or condemnation. The release of either Stuyvesant Town or Peter Cooper Village is subject to the other property having a debt service coverage ratio of not less than the greater of (A) 1.0x or (B) the debt service coverage ratio immediately prior to the release and a loan-to-value ratio of not more than 70%. Each release of a building or parcel (other than a connection with a condemnation)
is subject to the remainder of the Peter Cooper Village and Stuyvesant Town
Property (i) for the first 10 releases (including development rights releases), having a debt service coverage ratio of not less than the lesser of (A) debt service coverage ratio immediately prior to the release and (B) 1.0x, and (ii)
for each release thereafter, a debt service coverage ratio of not less than
1.0x and in each instance after the release of 10 buildings or parcels
(including development rights releases), a loan-to-value ratio of not more than
70%. The release of either Stuyvesant Town or Peter Cooper Village and the release of a building or a parcel (but not the release of development rights)
will also require a rating agency confirmation. Any prepayment received in connection with an individual property release will be applied pro rata to each of the mortgage notes based on the principal amount evidenced by each such note. Any prepayment in connection with a development rights release or a building or parcel release will be allocated among the mortgage loan and each of the mezzanine loans pro rata based on the principal balance of the mortgage loan and each such mezzanine loan.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       24

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

TOWER 45

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                              New York, NY
Property Type                                                            Office
Size (Square Feet)                                                      443,956
Percentage Physical Occupancy as of October 31, 2006                     100.0%
Year Built                                                                 1989
Year Renovated                                                              NAP
Appraisal Value                                                    $325,000,000
# of Tenant Leases                                                           52
Average Rent Per Square Foot                                             $48.07
Underwritten Economic Occupancy                                           98.2%
Underwritten Revenues                                               $24,095,283
Underwritten Total Expenses                                         $11,173,354
Underwritten Net Operating Income (NOI)                             $12,921,928
Underwritten Net Cash Flow (NCF)                                    $12,366,983
Trailing 12 NOI (as of October 31, 2006)                            $11,090,546
2005 NOI                                                            $10,045,955
2004 NOI                                                            $13,550,918
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                               January 25, 2007
Cut-off Date Principal Balance                                     $170,000,000
Cut-off Date Loan Balance Per SF/Unit                                      $383
Percentage of Initial Mortgage Pool Balance                                3.8%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                              Fee and Leasehold
Mortgage Rate                                                           6.1230%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(25),Def(92),O(3)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    52.3%
LTV Ratio at Maturity or ARD                                              52.3%
Underwritten DSCR on NOI                                                  1.22x
Underwritten DSCR on NCF                                                  1.17x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       25

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       26

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Tower 45 Loan") is evidenced by a single promissory note and is secured by a first priority fee and leasehold mortgage encumbering an office building (the "Tower 45 Property") located in New York,
New York. The Tower 45 Loan represents approximately 3.8% of the initial mortgage pool balance and approximately 5.3% of the initial loan group 1 balance.

The Tower 45 Loan was originated on January 25, 2007 and has a principal balance as of the cut-off date of $170,000,000. The Tower 45 Loan has a remaining term of 119 months to its maturity date of February 8, 2017. The Tower 45 Loan may be prepaid on or after December 8, 2016 without penalty, and permits defeasance with United States government obligations beginning two years after the creation of the Series 2007-5 securitization trust.

THE PROPERTY. The Tower 45 Loan is secured by the fee and leasehold interest in a 40-story multi-tenant office building with 443,956 square feet of net rentable area and is located on the south side of West 45th Street through block to West
44th Street between Avenue of the Americas and Seventh Avenue in the Plaza
District sub market of Midtown Manhattan. The Tower 45 Property is currently
100.0% leased to 26 office tenants, two retail tenants and one parking garage tenant. The largest tenant is D.E. Shaw & Company L.P. who leases over 43.4% of the total net rentable area. Other major tenants include Pzena Investment
Management (24,958 sq. ft.) and NEC Business Network Solutions (15,981 sq. ft.).

The following table presents certain information relating to the major tenants at the Tower 45 Property:

------------------------------------------------------------------------------------------------------------------------------------
                                                         TENANT INFORMATION
                                                         ------------------

                                                                CREDIT RATINGS       SQUARE   % OF    BASE RENT        LEASE
TENANT NAME                            PARENT COMPANY       (FITCH/MOODY'S/S&P)(1)    FEET    GLA        PSF         EXPIRATION
------------------------------------------------------------------------------------------------------------------------------------

D.E. Shaw & Company L.P.                   NAP                       NR             192,837   43.4%    $48.23         Various(2)
Pzena Investment Management                NAP                       NR              24,958    5.6%    $48.00     September 30, 2015
NEC Business Network Solutions  NEC Unified Solutions, Inc.          NR              15,981    3.6%    $55.00     September 30, 2011
------------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   9,711 sq. ft. expires February 28, 2007; 76,284 sq. ft. expires March 31,
      2011; 37,638 sq. ft. expires May 31, 2015; and 69,204 sq. ft. expires
      March 31, 2017.

The following table presents certain information relating to the lease rollover schedule at the Tower 45 Property:

-----------------------------------------------------------------------------------------------------------------------------
                                                 LEASE ROLLOVER SCHEDULE(1)
                                                 --------------------------

                          NUMBER                                                      % OF       CUMULATIVE    CUMULATIVE
                         OF LEASES    SQUARE FEET      % OF GLA      BASE RENT      BASE RENT   SQUARE FEET     % OF GLA
YEAR                     EXPIRING      EXPIRING        EXPIRING      EXPIRING       EXPIRING      EXPIRING      EXPIRING
-----------------------------------------------------------------------------------------------------------------------------

Vacant                     NAP               0            0.0%      $         0         0.0%            0          0.0%
MTM                         1              126            0.0                 0         0.0           126          0.0
2007                        2           14,024            3.2           560,960         2.6        14,150          3.2
2008                        4           12,152            2.7           515,596         2.4        26,302          5.9
2009                        4           28,697            6.5         1,293,924         6.1        54,999         12.4
2010                        4            8,041            1.8           394,086         1.8        63,040         14.2
2011                        11         125,933           28.4         6,169,988        28.9       188,973         42.6
2012                        5           36,515            8.2         1,873,049         8.8       225,488         50.8
2013                        4           31,111            7.0         1,492,401         7.0       256,599         57.8
2014                        1           12,355            2.8           543,620         2.5       268,954         60.6
2015                        6           81,954           18.5         4,016,923        18.8       350,908         79.0
2016                        1           12,479            2.8           598,992         2.8       363,387         81.9
2017                        6           69,204           15.6         3,358,811        15.7       432,591         97.4
(greater than) 2017         3           11,365            2.6           523,020         2.5       443,956        100.0
-----------------------------------------------------------------------------------------------------------------------------
TOTAL                       52         443,956          100.0%      $21,341,370       100.0%
-----------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------
                 LEASE ROLLOVER SCHEDULE(1)
                 --------------------------

                                      CUMULATIVE
                         CUMULATIVE      % OF
                         BASE RENT     BASE RENT    ANNUAL
 YEAR                    EXPIRING      EXPIRING    RENT PSF
------------------------------------------------------------

 Vacant                 $         0       0.0%     $  0.00
 MTM                              0       0.0         0.00
 2007                       560,960       2.6        40.00
 2008                     1,076,556       5.0        42.43
 2009                     2,370,480      11.1        45.09
 2010                     2,764,566      13.0        49.01
 2011                     8,934,554      41.9        48.99
 2012                    10,807,603      50.6        51.30
 2013                    12,300,004      57.6        47.97
 2014                    12,843,624      60.2        44.00
 2015                    16,860,547      79.0        49.01
 2016                    17,459,539      81.8        48.00
 2017                    20,818,350      97.5        48.53
 (greater than) 2017     21,341,370     100.0        46.02
------------------------------------------------------------
 TOTAL
------------------------------------------------------------

(1)   Information obtained from Tower 45 Borrower's rent roll dated October 31,
      2006.

THE MARKET.(1) The Tower 45 Property is located in the Plaza District ("Plaza
District") submarket of Manhattan. The Plaza District has historically evidenced the highest rents in Midtown due to the demand generated by its premier location and quality space. The average direct primary (Class A) asking rental rate in the four Plaza District sub districts averaged $72.25 in the third quarter of 2006, considerably above the overall direct primary Midtown average of $60.71.

(1)   Certain information obtained from the appraisal of the Tower 45 Property dated December 5, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       27

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

The attractiveness of the Plaza District is reflected by the presence of numerous top firms in a diverse array of businesses, including domestic and international banking, legal services, manufacturing, securities/holdings, printing and publishing, advertising and communications. Seventeen Fortune 500
Industrial companies have headquarters in the Plaza District, including RJR
Nabisco Holdings, Bristol-Myers Squibb and Colgate-Palmolive. There are about two dozen Fortune 500 Service companies in the Plaza District as well, notably,
Chase Manhattan Bank, Citicorp, Time Warner and Bear Stearns.

The Plaza District boasts several first class hotels that offer luxury accommodations to business travelers and tourists. Several of New York's finest hotels are located in the immediate vicinity of the Tower 45 Property, including
The Parker Meridian, The Ritz-Carlton and The Plaza. Within walking distance are the New York Palace, the St. Regis Hotel, The Four Seasons, as well as The
Waldorf-Astoria. More moderately priced hotels are found in the Tower 45
Property's immediate vicinity as well, including the Salisbury, the Helmsley
Windsor, the Wyndham and the New York Hilton.

Many of New York's most famous attractions are located in and near the Plaza
District. East of the Tower 45 Property on Fifth Avenue is St. Patrick's
Cathedral and the renowned Rockefeller Center. Short walks from the Tower 45
Property are the United Nations, Radio City Music Hall, the Museum of Modern
Art, the New York Public Library and Central Park. Notable restaurants within the District include Lutece, Smith & Wollensky, "21" Club, The Sea Grill, the
Rainbow Room, China Grill, The Four Seasons and La Reserve.

The Property is accessible from all major Manhattan commuter transportation hubs. Grand Central Station is a short walk away from the Tower 45 Property.
Commuters arriving at the Port Authority Bus Terminal may also reach the Tower
45 Property by the Times Square Shuttle to Grand Central Terminal.

THE BORROWERS. The borrowers obligated under the promissory note for the Tower
45 Loan are SLG Tower 45 LLC (the "Tower 45 Fee Borrower") and SLG Tower 45
Lessee LLC (the "Tower 45 Leasehold Borrower), (collectively, the "Tower 45
Borrower"). Each Tower 45 Borrower is a single-purpose, bankruptcy remote entity. SLG Tower 45 Lessee LLC is owned and controlled by SL Green Realty Corp.
(the " Tower 45 Sponsor"), a self-administered and self-managed real estate investment trust, or REIT, that predominantly acquires, owns, repositions and manages a portfolio of Manhattan office properties. The Tower 45 Sponsor is the only publicly held REIT that specializes exclusively in this niche. As of
December 31, 2006, the Tower 45 Sponsor owned 28 office properties totaling 19.0 million square feet. The Tower 45 Sponsor's retail space ownership totals
296,000 square feet at eight properties.

REVERSE 1031 EXCHANGE. At loan origination, the Tower 45 Property was subject to a reverse 1031 exchange transaction. SLG Tower 45 LLC is owned and controlled by
Building Exchange Company, in its capacity as an "exchange accommodation titleholder," as defined in Revenue Procedure 2000-37, 2000-2 C/B 308 promulgated under the Internal Revenue Code. Tower 45 Fee Borrower and Tower 45
Leasehold Borrower have entered into a triple net master lease with Tower 45 Fee
Borrower as landlord and Tower 45 Leasehold Borrower as tenant. The reverse 1031 exchange is required to be completed within 180 days of the loan origination, at which time, Building Exchange Company will transfer the equity in Tower 45 Fee
Borrower to the Tower 45 Sponsor or an affiliate of SL Green Operating
Partnership, L.P. and the master lease will be terminated. Upon consummation of the reverse 1031 exchange transaction, the Tower 45 Loan will have one borrower,
Tower 45 Fee Borrower, which will be owned and controlled by the Tower 45
Sponsor. Tower 45 Borrower's failure to comply with the covenants in the loan documents pertaining to the reverse 1031 exchange transaction is an event of default under the loan documents, and the Tower 45 Loan is recourse to the Tower
45 Sponsor for losses lender suffers if the reverse 1031 exchange does not occur in accordance with the terms and conditions of the loan documents.

PROPERTY MANAGEMENT. The property is managed by SL Green Management, LLC, an affiliate of the Tower 45 Sponsor.

LOCKBOX. All tenants at the Tower 45 Property are required to make their monthly rental payments directly into a cash management account controlled by the lender. All funds in the cash management account shall be applied by lender with the following priority: (i) monthly interest payment and any required reserve account deposits due to lender pursuant to the loan documents, (ii) other amounts, if any, due lender under the loan documents, and (iii) prior to a default, the balance to be paid to Tower 45 Borrower.

ESCROWS. The following escrow/reserve accounts have been established with respect to Tower 45 Loan:

         ------------------------------------------------------------
                              ESCROWS / RESERVES
                              ------------------

         TYPE:                               INITIAL         MONTHLY
         ------------------------------------------------------------
         Tax                                $1,103,388       $551,694
         Insurance                             $56,154        $11,231
         Replacement Reserves                   $9,249         $9,249

ADDITIONAL DEBT. Solely in connection with the reverse 1031 exchange transaction, the Tower 45 Loan has subordinate debt that is not secured by the
Tower 45 Property, but is secured by the equity interests in the Tower 45 Fee
Borrower. An affiliate of Sponsor, SL Green Funding LLC, loaned $140,671,602 to
Building Exchange Company to be used for the acquisition of the Tower 45
Property. This junior loan is subject to a subordination and standstill agreement with lender and must be satisfied in full at the time the reverse 1031 exchange is consummated.

RELEASE PROVISIONS. None

SUBSTITUTION PROVISIONS. None

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       28

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

HOTEL GANSEVOORT

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                              New York, NY
Property Type                                                       Hospitality
Size (Rooms)                                                                187
Percentage Physical Occupancy as of
     December 31, 2006                                                    83.9%
Year Built                                                                 2004
Appraisal Value                                                    $204,000,000
Underwritten Economic Occupancy                                           83.9%
Underwritten Revenues                                               $30,321,686
Underwritten Total Expenses                                         $14,679,500
Underwritten Net Operating Income (NOI)                             $15,642,186
Underwritten Net Cash Flow (NCF)                                    $14,425,953
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                              February 13, 2007
Cut-off Date Principal Balance                                     $125,000,000
Cut-off Date Loan Balance Per Room                                     $668,449
Percentage of Initial Mortgage Pool Balance                                2.8%
Number of Mortgage Loans                                                      1
Type of Security (fee/leasehold)                                            Fee
Mortgage Rate                                                           6.4700%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           24
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         336
Original Call Protection                                    LO(24),Def(92),O(4)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    61.3%
LTV Ratio at Maturity or ARD                                              53.7%
Underwritten DSCR on NOI(1)                                               1.62x
Underwritten DSCR on NCF(2)                                               1.49x
--------------------------------------------------------------------------------

1     The Underwritten DSCR on NOI during the interest only period is 1.90x.

2     The Underwritten DSCR on NCF during the interest only period is 1.75x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       29

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       30

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Hotel Gansevoort Loan") is evidenced by a single promissory note secured by a first priority mortgage encumbering a full service luxury hotel located in New York, New York (the "Hotel Gansevoort
Property"). The Hotel Gansevoort Loan represents approximately 2.8% of the initial mortgage pool balance and approximately 3.9% of the initial loan group 1 balance.

The Hotel Gansevoort Loan was originated on February 13, 2007, and has a principal balance as of the cut-off date of $125,000,000. The Hotel Gansevoort
Loan has a remaining term of 120 months and a scheduled maturity date of March
8, 2017. The Hotel Gansevoort Loan permits defeasance of the entire loan with
United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Hotel Gansevoort Loan is permitted on or after December 8,
2016, without penalty.

THE PROPERTY. The Hotel Gansevoort Property is a 187-room full service, luxury hotel, located in the heart of Manhattan's Meatpacking District, which opened in
March of 2004. Amenities at the property include a heated rooftop pool and garden with 360 degree views of Manhattan and the Hudson River, the indoor/outdoor 2-story Ono restaurant and bar owned by Jeffrey Chodorow, which opened in 2004 ($11 million invested by tenant in improvements), a rooftop event loft and lounge (which caters to large corporate and high net worth individual's events), leased retail space, 2 meeting rooms and the 3,500 square foot G Spa and Lounge, which opened in January, 2006.

The guest rooms are outfitted with feather beds, Egyptian cotton linens, plasma screen TVs, high-speed internet access, Sony CD players, multi-line telephones with voice mail and data line capabilities and safes that accommodate a laptop computer. The hotel's suites include Bose 3-2-1 home entertainment systems, cordless telephones and balconies. Additional hotel amenities include: WiFi throughout the entire hotel, a fitness center, 24-hour room service, concierge, business center and same day laundry/dry cleaning services. Additionally, the hotel has arranged for a 24-hour car service for hotel guests and rooftop bar patrons.

The following tables present certain information regarding the Hotel Gansevoort
Loan Property.

--------------------------------------------------------------------------------
                             OPERATIONAL STATISTICS
                                2005          2006       APPRAISAL        UW
--------------------------------------------------------------------------------
Average Daily Rate (ADR)      $ 388.46      $ 434.55      $ 443.68     $ 434.56
Occupancy %                      83.90%        83.93%        82.00%       83.93%
RevPAR                        $ 325.92      $ 364.72      $ 363.82     $ 364.72

--------------------------------------------------------------------------------
                              PENETRATION INDICES(1)
   PROPERTY NAME             ADR INDEX       OCCUPANCY INDEX     REVPAR INDEX
--------------------------------------------------------------------------------
Hotel Gansevoort                103.6%                 97.4%           100.9%

--------------------------------------------------------------------------------

(1)   Estimated Penetration Indices based on actual hotel performance in 2006 and a STR Report dated February 6, 2007 for local comparables hotels. The
      Hotel Gansevoort does not participate in Smith Travel Research.

THE MARKET(1). The Hotel Gansevoort Property is located in Manhattan's
Meatpacking District, which historically provided warehousing to businesses that distributed meat products to the City of New York . Currently, the Meatpacking
District caters to a growing residential population, while also attracting patrons from throughout Manhattan to the restaurants, bars, clubs and high-end retail stores. Over the past decade, the neighborhood has undergone a significant transition from warehouse/distribution uses to residential and leisure uses including the redevelopment of existing warehouse buildings into upscale condominium buildings, retail and office space, art galleries, restaurants and clubs. The Meatpacking District is in close proximity to the
West Side Highway. In addition, the 14th Street station provides access to the
A, C, E and L subway lines as well as the M14 bus line.

THE BORROWERS. The borrower, Gansevoort, LLC and Regent SPE LLC (the "Hotel
Gansevoort Borrower"), is a single purpose Delaware limited liability company that is obligated for the entire loan amount. The co-borrower, Regent SPE LLC, a single purpose Delaware limited liability company, is obligated for a portion of the loan amount (12.6160% of each interest only payment and $101,729.51 of each principal and interest payment). The non-recourse carve out guarantor is William
S. Achenbaum. Mr. Achenbaum has developed, owned and operated hotels, multifamily, office and industrial properties for over 45 years.

PROPERTY MANAGEMENT. The property manager for the Hotel Gansevoort Loan is
WSA-NY Manager, an affiliate of the Hotel Gansevoort Borrower.

LOCKBOX. The loan requires a hard lockbox and in-place cash management. The loan documents require the Hotel Gansevoort Borrower to (i) cause all revenue
(including credit card receivables) to be deposited into the lockbox account and
(ii) direct all tenants to pay their rent directly to the lockbox account. Prior to an event of default, payments in the collection account will be applied to debt service and reserves in accordance with the loan documents. Following an event of default, all amounts in the collection account will be applied to the indebtedness in any manner that the lender may elect.

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       31

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Hotel Gansevoort Loan.

         ------------------------------------------------------------
                              ESCROWS / RESERVES

         TYPE:                               INITIAL         MONTHLY
         ------------------------------------------------------------
         Taxes                                $516,571       $129,143
         Insurance                            $230,460        $18,614
         Capital Expenditure / FF&E                 $0        $38,750
         Ground Rent Reserve(1)                     $0        $64,117(1)

(1)   The security for the Hotel Gansevoort Loan is the overlapping fee and leasehold interest in the Hotel Gansevoort Property. The Hotel Gansevoort
      Borrower (as tenant under the ground lease) agreed to pay the lender each month, on behalf of the Hotel Gansevoort Co-Borrower (as landlord under the ground lease) the Hotel Gansevoort Co-Borrower's portion of debt service due under the Hotel Gansevoort Loan, which amount will be deducted from the ground rent due and owing from the Hotel Gansevoort Borrower to the Hotel Gansevoort Co-Borrower in such month. The monthly ground rent reserve is an amount equal to applicable monthly ground rent due and payable under the ground lease, less the portion of monthly debt service attributable to the Hotel Gansevoort Co-Borrower in such month.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       32

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

RENAISSANCE AUSTIN HOTEL

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                Austin, TX
Property Type                                                       Hospitality
Size (Rooms)                                                                492
Percentage Physical Occupancy as of December 31, 2006  73.0%
Year Built                                                                 1986
Year Renovated                                                             2006
Appraisal Value                                                    $108,000,000
Underwritten Economic Occupancy                                           72.5%
Underwritten Revenues                                               $32,440,990
Underwritten Total Expenses                                         $23,825,860
Underwritten Net Operating Income (NOI)                             $ 8,615,130
Underwritten Net Cash Flow (NCF)                                    $ 7,317,491
2006 NOI                                                            $ 8,316,634
2005 NOI                                                            $ 5,711,158
2004 NOI                                                            $ 5,016,916
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       MLML
Loan Group                                                                    1
Origination Date                                               December 8, 2006
Cut-off Date Principal Balance                                      $83,000,000
Cut-off Date Loan Balance Per Room                                     $168,699
Percentage of Initial Mortgage Pool Balance                                1.9%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.5065%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(27),Def(90),O(3)
                                                               None at Closing,
Lockbox                                                          Springing Hard
Cut-off Date LTV Ratio                                                    76.9%
LTV Ratio at Maturity or ARD                                              76.9%
Underwritten DSCR on NOI                                                  1.85x
Underwritten DSCR on NCF                                                  1.57x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       33

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       34

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Renaissance Austin Hotel Loan") is evidenced by a single promissory note and is secured by a first mortgage encumbering a full service hotel (the "Renaissance Austin Hotel Property") located in Austin,
Texas. Renaissance Austin Hotel Loan represents approximate 1.9% of the initial mortgage pool balance and approximate 2.6% of the initial loan group 1 balance.

The Renaissance Austin Hotel Loan was originated on December 8, 2006, and has a principal balance as of the cut-off date of $83,000,000. The Renaissance Austin
Hotel Loan has a remaining term of 117 months and a scheduled maturity date of
December 8, 2016. The Renaissance Austin Hotel Loan permits defeasance with US
Government obligations beginning two years after securitization. The Renaissance
Austin Hotel Loan may be voluntarily prepaid without payment of a prepayment premium from and after October 8, 2016.

THE PROPERTY. The Renaissance Austin Hotel Property is a 492-room full service hotel that was built in 1986 and substantially renovated in 2003 and 2006. The hotel is situated on a 9.74-acre parcel and contains approximately 60,000 square feet of meeting space, a restaurant and lounge, a night club, an indoor swimming pool and whirlpool, a fitness center, and a business center. The Renaissance
Austin Hotel Property consists of one ten-story square tower configured around an interior open atrium. A $4.4 million renovation ($8,943/room) was recently completed that included a $1 million renovation to the 30,000 square foot exhibit hall, an upgrade and relocation of the restaurant, improvements to the health club and pool areas, new Marriott bedding in the guestrooms as well as the conversion of 14 Atrium suites to 28 standard guest rooms.

The following tables present certain information regarding the Renaissance
Austin Hotel Property:

-----------------------------------------------------------------------------
                             OPERATIONAL STATISTICS

                   2004             2005            2006              UW
-----------------------------------------------------------------------------
Occupancy             73.7%            72.1%            72.5%            72.5%
ADR                $118.37          $126.73          $141.74          $145.74
RevPAR              $87.21           $91.33          $102.81          $105.71
NOI             $5,016,916       $5,711,158       $7,675,469       $8,615,130
NCF             $3,975,712       $4,584,158       $6,443,796       $7,317,491
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                            OPERATIONAL STATISTICS(1)

                      PROPERTY                            COMPETITIVE SET                          INDEX
          ----------------------------------   ---------------------------------   ------------------------------
          OCCUPANCY      ADR        REVPAR     OCCUPANCY     ADR        REVPAR     OCCUPANCY     ADR      REVPAR
-----------------------------------------------------------------------------------------------------------------

2004        73.3%     $ 118.40     $  86.84      62.7%     $ 108.22     $ 67.80      117.1      109.4      128.1
2005        72.0%     $ 126.75     $  91.30      67.8%     $ 120.69     $ 81.78      106.3      105.0      111.6
2006        73.0%     $ 143.75     $ 104.93      69.3%     $ 135.65     $ 94.04      105.3      106.0      111.6
-----------------------------------------------------------------------------------------------------------------

THE MARKET.(2) The Renaissance Austin Hotel Property is located in metropolitan
Austin, Texas. With over 1.4 million people, Austin is the state capital and is within 220 miles of Texas' three largest cities: Dallas, Houston and San
Antonio. From 1990 to 2000, the Austin-Round Rock MSA experienced population growth at a rate more than three times faster than the national average and is expected to continue at a 2.5% growth rate. Austin's economy, historically driven by the public sector, has more recently been fueled by the growth of high technology firms including IBM, Motorola, Samsung and Advanced Micro Devices.
Dell Computers is the largest employer in the area. More traditional economic forces in the city are still strong and include government jobs and investments as well as the state's flagship university, the University of Texas at Austin.
Austin's unemployment rate has consistently been below both the state and national average. In 2005, the unemployment rate for the MSA was 4.3% while the same rate for the state and the nation were at 5.3% and 5.1%, respectively.

The Austin Convention Center recently underwent a $110 million expansion and now encompasses six city blocks. The increased capacity at this facility has increased room night compression in the market, and it is expected that Austin will capture more tier-two and some tier-one convention meetings and group demand. The Renaissance Austin Hotel Property's primary competitive set includes ten full-service hotels (3,426 rooms) as well as other premiere properties in downtown Austin. The Renaissance Austin Hotel Property has a significant competitive advantage due to its large amount of exhibit and meeting space and its Arboretum location. The Renaissance Austin Hotel Property offers more than twice as much function space per guestroom as the competitive set and has the most meeting space of any hotel in the Arboretum submarket. In 2005, Austin's hotels experienced a 20.5% surge in RevPAR growth according to STR, the highest recorded for the city since STR began tracking the market in 1987. The city also showed a 19.6% increase in RevPAR in the first half of 2006.

(1)   Per Smith Travel Research ("STR) Report dated December 2006.

(2)   Certain information obtained from the appraisal of the Renaissance Austin
      Hotel Property dated December 18, 2006. The appraisal relies upon many assumptions, and no representation is made as to the accuracy of those assumptions.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       35

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE BORROWER. The borrower, DRH Austin Owner Limited Partnership (the
"Renaissance Austin Hotel Borrower"), is a Delaware limited partnership and a single purpose entity owned directly or indirectly by the DiamondRock
Hospitality Company ("DRH"). DRH (NYSE: DRH) is a self-advised real estate company committed to maximizing shareholder value through investing in premium full-service hotels and certain premium urban select-service hotels. DRH began operations in July 2004, became a public company in May 2005 and currently owns
17 hotels. As of February 9, 2006, the Company had an equity market capitalization of over $1.68 billion and a stock price of $18.50. The 52-week range for the stock is $12.26 to $19.16. As of December 8, 2006, the company's total debt to enterprise value was 38.8%. All of the DRH's debt carries fixed interest rates, with a weighted-average interest rate of 5.73%.

DRH believes that it can create significant value in its portfolio through innovative asset management strategies such as rebranding, renovating or repositioning. DRH is committed to regularly evaluating its portfolio to determine if these value-added strategies can be employed at its hotels. DRH has rebranded two of its properties, including one conversion from an independently branded hotel to a Marriott brand, which contributed to a 31% increase in revenues and significantly increased operating margins at the hotel in 2005 compared to pro forma 2004. DRH also budgeted to spend approximately $89.5 million in 2006 on identified value-added capital investment opportunities at its existing hotels. The opportunities ranged from room renovations to a total renovation and repositioning.

OPERATING LEASE. Operation and control of the Renaissance Austin Hotel Property is effectuated through a single operating lease (the "Renaissance Austin Hotel
Lease"), with DRH Austin Tenant Limited Partnership as the operating lessee. DRH
Austin Tenant Limited Partnership is a single purpose Delaware limited partnership and an affiliate of the Renaissance Austin Hotel Borrower
(controlled by DiamondRock Hospitality Limited Partnership, the upstream entity controlling both the Renaissance Austin Hotel Borrower and DRH Austin Tenant
Limited Partnership). The Renaissance Austin Hotel Lease is subordinated to the
Renaissance Austin Hotel Loan. All personal property, funds, FF&E and fixed asset supplies are owned by Renaissance Austin Hotel Borrower. Additionally, DRH
Austin Tenant Limited partnership has pledged its assets to Renaissance Austin
Hotel Borrower pursuant to a security agreement, which has been assigned to lender as collateral for the Renaissance Austin Hotel Loan. If an event of default occurs under the loan documents and Renaissance Austin Hotel Borrower shall not have cured such event of default within the applicable notice period set forth in the loan documents, lender has the right to cause the termination of the Renaissance Austin Hotel Lease. Upon expiration of the Renaissance Austin
Hotel Lease, Renaissance Austin Hotel Borrower may renew or enter into a new hotel lease with DRH Austin Tenant Limited Partnership, in substantially the same form as the Renaissance Austin Hotel Lease, without lender's consent.

PROPERTY MANAGEMENT. Renaissance Hotel Operating Company, a subsidiary of
Marriott International, Inc., manages the Renaissance Austin Hotel Property. The management agreement expires on December 31, 2025 and provides for three successive ten-year renewal terms that will be automatically exercised unless prior notice is given to the Renaissance Austin Hotel Borrower. Provided
Marriott or a Marriott affiliate is managing the Renaissance Austin Hotel
Property, lender reserves the right to remove management of the Renaissance
Austin Hotel Property only upon a continuing event of default under the management agreement or the insolvency of the property manager, in each instance, only to the extent that such termination is permitted under the terms of the management agreement. If Marriott or a Marriott affiliate is not managing the Renaissance Austin Hotel Property, lender reserves the right to remove management of the Renaissance Austin Hotel Property (i) upon a continuing event of default under the loan documents or the management agreement; or (ii) for items including, but not limited to, fraud, gross negligence, willful misconduct or misappropriation of funds.

LOCKBOX. The Marriott affiliate collects and applies all rent, credit card and other payments in accordance with the terms of the management agreement to: (i)
operating expenses for the Renaissance Austin Hotel Property; (ii) base management fee, (iii) amounts due to Renaissance Austin Hotel Borrower under the management agreement in the nature of the Renaissance Austin Hotel Borrower's owners priority and additional distribution (from which monthly debt service will be paid); (iv) any incentive management fees; and (v) the Renaissance
Austin Hotel Borrower's additional distributions. The Renaissance Austin Hotel
Borrower's owners priority and additional distributions will be deposited into the Cash Management Account.

At such time as the management agreement with the Marriott affiliate is no longer in effect, Renaissance Austin Hotel Borrower is required to direct all rent, credit card and other payments/revenues directly into a lockbox account acceptable to Lender, which funds will be swept into a cash management account with lender. Monies in the cash management account will be applied to: (i)
monthly interest payment and any required reserve account deposits due to lender pursuant to the loan documents; (ii) other amounts, if any, due to lender under the loan documents; (iii) lockbox bank charges, if any; and (iv) prior to a default, the balance to be paid to Renaissance Austin Hotel Borrower.

ESCROWS. A replacement reserve equal to 4% of gross revenues will be funded monthly into a reserve account administered by property manager. In addition, an amount equal to one-twelfth of all annual tax bills and the insurance premium for the Renaissance Austin Hotel Property will be funded each accounting period
(varies between a four and five week period in accordance with property manager's accounting period) into a manager-administered account. The interests of Renaissance Austin Hotel Borrower and DRH Austin Tenant Limited Partnership
in such reserve accounts have been pledged to lender.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       36

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

ADDITIONAL DEBT. None permitted.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       37

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       38

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

RESURGENS PLAZA

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                               Atlanta, GA
Property Type                                                   Suburban Office
Size (Square Feet)                                                      393,107
Percentage Physical Occupancy as of November 30, 2006                     95.1%
Year Built                                                                 1988
Year Renovated                                                              NAP
Appraisal Value                                                    $113,000,000
# of Tenant Leases                                                        19(2)
Average Rent Per Square Foot                                          $28.83(2)
Underwritten Economic Occupancy                                           91.4%
Underwritten Revenues                                               $11,333,727
Underwritten Total Expenses                                          $3,687,675
Underwritten Net Operating Income (NOI)                              $7,646,052
Underwritten Net Cash Flow (NCF)                                     $6,885,370
Trailing 10 annualized NOI (as of 10/31/2006)                        $6,541,567
2005 NOI                                                             $7,147,128
2004 NOI                                                             $7,192,295
2003 NOI                                                                    NAV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        KEY
Loan Group                                                                    1
Origination Date                                               November 30,2006
Cut-off Date Principal Balance                                   $82,000,000(1)
Cut-off Date Loan Balance Per SF/Unit                                $208.59(1)
Percentage of Initial Mortgage Pool Balance                                1.9%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                       Leasehold/Fee air rights
Mortgage Rate                                                        5.4750%(3)
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(27),Def(89),O(4)
Lockbox                                         Soft at closing, Springing Hard
Cut-off Date LTV Ratio                                                    72.6%
LTV Ratio at Maturity or ARD                                              67.5%
Underwritten DSCR on NOI(4)                                               1.37x
Underwritten DSCR on NCF(5)                                               1.22x
--------------------------------------------------------------------------------

(1)   Based on a March 1, 2007 cut-off date.

(2)   Information based on the Resurgens Plaza Borrower's November 30, 2006 rent roll.

(3)   The interest rate is 5.475% through November 30, 2009, bumps to 5.565%
      from December 1, 2009 through November 30, 2012, and is 5.665% from
      December 1, 2012 thereafter until payment in full of the loan.

(4)   The Underwritten DSCR on NOI during the interest only period is 1.68x.

(5)   The Underwritten DSCR on NCF during the interest only period is 1.51x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       39

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       40

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Resurgens Plaza Loan") is evidenced by a single promissory note secured by first priority fee in airspace/air rights and leasehold mortgage lien encumbering a Class-A office building (the "Resurgens
Plaza Property") located in Atlanta, Georgia. The Resurgens Plaza Loan represents approximately 1.9% of the initial mortgage pool balance and approximately 2.6% of the initial loan group 1 balance.

The Resurgens Plaza Loan was originated on November 30, 2006, and has a principal balance as of the cut-off date of $82,000,000. The Resurgens Plaza
Loan has a remaining term of 117 months and a scheduled maturity date of
December 1, 2016. The Resurgens Plaza Loan is not prepayable except in whole on any monthly payment date beginning 3 months prior to the maturity date. Any prepayment made in violation of the foregoing sentence is subject to a prepayment penalty (except in the case of casualty or condemnation) equal to the greater of 1% of the then outstanding principal balance and yield maintenance
(calculated using a discount rate equal to the applicable U.S. Treasury Rate ).
The Resurgens Plaza Loan is permitted to be defeased at any time after 2 years after the securitization "start-up date", subject to standard defeasance requirements.

THE PROPERTY. The Resurgens Plaza Loan is secured by a leasehold interest and a fee interest in air rights in a 27-story, Class-A office building totaling
393,107 net rentable square feet, located in Atlanta, Fulton County, Georgia.
The subject property, developed in the air rights over the Metropolitan Atlanta
Rapid Transit Authority ("MARTA") in 1988, is of neo-classical design, and contains a concierge staffed Grand Lobby on the 11th floor, which is framed on the north end by a semi-circular grand staircase, and framed on the south end by a stained glass panel. The building is at street grade on its north side and the north-south route of the MARTA light rail Lenox Station is connected along the southern face of the building, with building access via the 3rd floor lobby.
Levels 1-10, including the remainder of floor 3, which is not lobby area, consist of interior parking decks and the levels above are utilized for office tenants.

The property is 95.1% occupied with 19 tenants. The building houses the headquarters of the largest tenant, RSUI Indemnity Company ("RSUI"), which is a leading underwriter of wholesale specialty insurance, including property, casualty, professional liability and directors and officers liability coverage.
Alleghany purchased RSUI in July, 2003. Other major tenants include the headquarters of Fisher & Phillips, LLP and Epstein, Becker & Green, PC. Fisher &
Phillips, LLP, founded in 1943, was the first firm to exclusively represent employers in labor and employment practices, and its 200 attorneys in 17 locations currently practice law in the areas of labor, employment, civil rights, employee benefits, and business immigration. The 380 attorneys at the 11 office locations of Epstein, Becker & Green, PC, founded in 1973, practice in the areas of labor and employment, health care and life sciences, corporate transactional work, commercial litigation, real estate, and environmental law.

The following table presents certain information relating to the major tenants at the Resurgens Plaza Property:

-------------------------------------------------------------------------------------------------------------------
                                                TENANT INFORMATION
                                                ------------------

                                                   CREDIT RATINGS       SQUARE    % OF    BASE RENT       LEASE
TENANT NAME                  PARENT COMPANY    (FITCH/MOODY'S/S&P)(1)    FEET      GLA       PSF       EXPIRATION
-------------------------------------------------------------------------------------------------------------------

RSUI                           Alleghany            NR/Baa2/BBB+        134,124   34.1%     $27.16      June 2020
Fisher & Phillips, LLP                                   NR              71,207   18.1       30.01    December 2010
Epstein, Becker, & Green PC                              NR              59,327   15.1       25.84    October 2014
-------------------------------------------------------------------------------------------------------------------

The following table presents certain information relating to the lease rollover schedule at the Resurgens Plaza Property:

--------------------------------------------------------------------------------------------------------------------------------
                                                   LEASE ROLLOVER SCHEDULE(2)
                                                   --------------------------

              NUMBER      SQUARE      % OF                  % OF BASE    CUMULATIVE    CUMULATIVE    CUMULATIVE    CUMULATIVE %
             OF LEASES     FEET       GLA       BASE RENT      RENT      SQUARE FEET    % OF GLA     BASE RENT     OF BASE RENT
YEAR         EXPIRING    EXPIRING   EXPIRING    EXPIRING     EXPIRING     EXPIRING      EXPIRING      EXPIRING       EXPIRING
--------------------------------------------------------------------------------------------------------------------------------

MTM              0             0         0%             $0        0%             0           0%               $0          0%
2007             1         9,925       2.5         250,446      2.4          9,925         2.5           250,446        2.4
2008             2         8,961       2.3         179,877      1.7         18,886         4.8           430,323        4.1
2009             1         3,460       0.9         104,135      1.0         22,346         5.7           534,458        5.1
2010             3        82,116      20.9       2,434,621     23.4        104,462        26.6         2,969,079       28.5
2011             5        43,964      11.2       1,242,802     11.9        148,426        37.8         4,211,881       40.5
2012             1         2,937       0.7          85,946      0.8        151,363        38.5         4,297,827       41.3
2013             1        23,784       6.1         782,969      7.5        175,147        44.6         5,080,796       48.8
2014             1        59,327      15.1       1,533,428     14.7        234,474        59.6         6,614,224       63.6
2015             0             0         0               0        0        234,474        59.6         6,614,224       63.6
2016             1         5,373       1.4         149,047      1.4        239,847        61.0         6,763,271         65
2017             0             0         0               0        0        239,847        61.0         6,763,271         65
Thereafter       1       134,124      34.1       3,642,568     35.0        373,971        95.1        10,405,839        100
Vacant           0        19,136       4.9               0        0        393,107         100        10,405,839        100
--------------------------------------------------------------------------------------------------------------------------------
TOTAL           17       393,107       100%    $10,405,839      100%
--------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

(2)   Information obtained from the Resurgens Plaza Borrower's rent roll dated
      November 30, 2006.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       41

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE MARKET.(1) The Resurgens Plaza Property is located within the northern portion of Atlanta, central portion of Fulton County, Georgia, within the
Atlanta MSA. The neighborhood is in the heart of the Buckhead community, known locally and nationally as one of the primary business districts of Atlanta, as well as a vibrant retail and entertainment venue and an upscale residential area. The neighborhood is approximately seven miles northeast of the Atlanta central business district (CBD). Nearly three-fourths of the office sector within the Buckhead submarket is comprised of Class-A office space. This submarket commands the highest rent in the city and continues to see growth in high-rise office development. Lenox Square Mall, a 1.5 million square feet indoor mall, which possesses anchor tenants Macy's, Neiman Marcus, and
Bloomingdale's, as well as 200 smaller shops and restaurants, is located within walking distance. Located across from the Lenox Square Mall is Phipps Plaza, a 1 million square feet mall, which includes anchor tenants Saks Fifth Avenue,
Parisian, and Nordstrom, and designers such as Armani Exchange, Versace, Gucci,
Tiffany, as well as restaurants and a 14-screen cinema. Complementing these malls are a variety of commercial developments, including power shopping centers, a multi-story community center, and various strip retail centers. The area also has a significant level of apartments, condominiums, and many exclusive residential areas. Also, Buckhead is a home to many high-end hotels, and institutions such as American Intercontinental University and Bauder
College.

Buckhead office market's Class-A sector consisted of 43 projects with approximately 12.3 million square feet of office space Year-End 2006. Class-A office property occupancy for the Year-End 2006 was 88.5%, and average quoted rates for available space were $26.36/sf.

Metropolitan Atlanta is home to 27 companies ranked among the latest Fortune
1,000 companies and 15 of which are ranked among the Fortune 500. A strong economic base is evidenced by steady increases in population, in the diversity of the work force, and in job growth. Atlanta continues to gain new jobs faster and to maintain unemployment levels lower than most areas of the United States.
Major employers include Delta Airlines, Publix Supermarkets, BellSouth, Kroger,
and Wal-Mart.

THE BORROWER. Behringer Harvard 945 East Paces Ferry Road, LLC, a Delaware
limited liability company (the "Resurgens Plaza Borrower") is a single member special purpose entity and bankruptcy remote. The Resurgens Plaza Borrower is owned 100% by Behringer Harvard Operating Partnership I, L.P., of which the general partner Behringer Harvard REIT I, Inc. holds a 1% interest and BHR
Partners, LLC holds a 90% limited partnership interest, with the remainder being held by third-party investors.

Behringer Harvard REIT I, Inc., was incorporated in June 2002 as a real estate investment company that sponsors investment products to meet the needs of savvy, diversification-minded investors. Behringer Harvard acquires and operates institutional quality office properties that have premier business addresses, desirable locations, personalized amenities, high quality construction and highly creditworthy commercial tenants. The company also may acquire institutional quality industrial, retail, hospitality, multi-family and other real properties, including existing or newly constructed properties or properties under development or construction. Behringer Harvard completed its first property acquisition in October 2003, and as of 11/27/2006, owned interests in 23 office properties located in California, Colorado, Georgia,
Maryland, Minnesota, Missouri, Oregon, Texas, Tennessee and Washington, D.C. All
of these properties consist of developed institutional quality office buildings, which total approximately 4.7 million rentable square feet.

PROPERTY MANAGEMENT. The Resurgens Plaza Property will be managed by HPT
Management Services, LP, a Texas limited partnership (the "Resurgens Property
Manager"), pursuant to a Master Management Agreement. The Resurgens Property
Manager is entitled to subcontract its management obligations under the Master
Management Agreement. Lender has the ability to terminate the Resurgens Property
Manager in the event of (i) an event of default under the Resurgens Plaza Loan documents, (ii) a default under the Master Management Agreement, or (iii) a bankruptcy of the Resurgens Property Manager.

All properties owned by Behringer Harvard are managed by its subsidiary, HPT
Management Services, LP ("HPT"). HPT may contract with third parties to handle day-to-day management. HPT contracts with CB Richard Ellis for management and leasing of the Resurgens Plaza Property. HPT manages 21 office properties located in California, Colorado, Georgia, Maryland, Minnesota, Missouri, Oregon,
Texas, Tennessee, and Washington D.C. All of these properties consist of developed institutional quality office buildings with approximately 4.7 million rentable square feet.

LOCKBOX. Tenants pay directly into a hard lockbox, with springing cash management triggered upon an event of default under the loan documents and ending if and when such event of default is cured and such cure has been accepted by lender, provided that no more than 2 trigger events and cures occur in any 12 month period or more than 5 times during the term of the Resurgens
Plaza Loan.

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       42

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

ESCROWS. The following escrow/reserve accounts have been established with respect to the Resurgens Plaza Loan:

      -------------------------------------------------------------------
                              ESCROWS/RESERVES
      TYPE:                            INITIAL            MONTHLY
      -------------------------------------------------------------------
      Taxes                                 $0                         $0
      Insurance                             $0                         $0
      Immediate Repairs                     $0                         $0
      Capital Expenditures          $1,000,000                  $6,670.00
                                                  (springing/with cap)(1)
      Tenant Allowance           $3,301,480.35                         $0
      Rollover Reserve                      $0                 $25,948.00
                                                  (springing/with cap)(2)
      -------------------------------------------------------------------

(1)   The Capital Expenditure monthly reserve deposits are not required to be made by the Resurgens Plaza Borrower except during the continuance of an event of default under the Resurgens Plaza Loan, and the Resurgens Plaza
      Borrower shall not be required to make such deposits if the amount on deposit in the Capital Expenditure Account equals or exceeds $240,105.

(2)   The Rollover Reserve monthly reserve deposits are not required to be made by the Resurgens Plaza Borrower except during the continuance of an event of default under the Resurgens Plaza Loan, and the Resurgens Plaza
      Borrower shall not be required to make such deposits if the amount on deposit in the Rollover Reserve Account equals or exceeds $934,122.

ADDITIONAL DEBT. None, except for trade payables incurred during the ordinary course of business and which do not exceed 2.5% of the original principal balance of the Resurgens Plaza Loan, are not evidenced by a note, and are paid within 60 days after the date incurred.

PERMITTED MEZZANINE DEBT. None.

RELEASE PROVISIONS. None.

LEASEHOLD ESTATE AND FEE ESTATE IN AIR RIGHTS. The Resurgens Plaza Property
consists of a ground lease from MARTA with respect to the property above the existing MARTA Lenox Station up to a horizontal plane 1030 feet above the adjusted median sea level and a fee interest in the air rights above the horizontal plane beginning at 1030 feet above the adjusted median sea level, which includes the limited support rights on the property below the horizontal plane as necessary to develop the Resurgens Plaza Property in accordance with the development agreement also entered into by the Resurgens Plaza Borrower's predecessor-in-interest and MARTA.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       43

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events.
The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION
REGARDING SUCH ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE
ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED
BY THE INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE
TIME OF SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       44

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

HSA MEMPHIS INDUSTRIAL PORTFOLIO

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                          15
Location (City/State)                                               Memphis, TN
Property Type                                                        Industrial
Size (Square Feet)                                                    1,586,544
Percentage Physical Occupancy as of
     December 28, 2006                                                    87.5%
Year Built                                                                  (1)
Year Renovated                                                              (1)
Appraisal Value(1)                                                  $85,030,000
# of Tenants                                                                 42
Average Rent Per Square Foot                                              $4.72
Underwritten Economic Occupancy                                           87.1%
Underwritten Revenues                                                $7,969,833
Underwritten Total Expenses                                          $2,601,028
Underwritten Net Operating Income (NOI)                              $5,368,805
Underwritten Net Cash Flow (NCF)                                     $5,048,525
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                              December 28, 2006
Cut-off Date Principal Balance                                      $67,000,000
Cut-off Date Loan Balance Per Square Foot                                   $42
Percentage of Initial Mortgage Pool Balance                                1.5%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.4704%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(26),Def(87),O(7)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    78.8%
LTV Ratio at Maturity or ARD                                              78.8%
Underwritten DSCR on NOI                                                  1.44x
Underwritten DSCR on NCF                                                  1.35x
--------------------------------------------------------------------------------

(1)   See the table titled, "HSA Memphis Industrial Portfolio Properties" under
      "The Property" below.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       45

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       46

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "HSA Memphis Industrial Portfolio Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering 15 Class A office/flex/industrial warehouse buildings (collectively, the "HSA Memphis Industrial Portfolio Properties") located in Memphis,
Tennessee. The HSA Memphis Industrial Portfolio Loan represents approximately
1.5% of the initial mortgage pool balance and approximately 2.1% of the initial loan group 1 balance.

The HSA Memphis Industrial Portfolio Loan was originated on December 28, 2006, and has a principal balance as of the cut-off date of $67,000,000. The HSA
Memphis Industrial Portfolio Loan has a remaining term of 118 months and a scheduled maturity date of January 8, 2017. The HSA Memphis Industrial Portfolio
Loan permits defeasance of the entire loan or partial defeasance (on a property-by-property basis) with United States Treasury obligations or other non-callable government securities (and in the case of a partial defeasance, in an amount equal to at least 105% of the allocated loan amount), in each case beginning two years after the creation of the securitization trust. Voluntary prepayment of the HSA Memphis Industrial Portfolio Loan is permitted on or after
July 8, 2016, without penalty.

THE PROPERTY. The HSA Memphis Industrial Portfolio Loan is secured by 15 industrial properties totaling 1,586,544 square feet, located in Memphis,
Tennessee. The HSA Memphis Industrial Portfolio Properties are located within the Corporate Park (five properties), Willow Lake (nine properties) and Hickory
Hill (one property) business parks.

Corporate Park. The portion of the HSA Memphis Industrial Portfolio Properties located within the Corporate Park business park consists of five light and bulk distribution warehouse facilities totaling approximately 578,764 square feet representing approximately 36.5% of the portfolio. The Corporate Park industrial park was developed in 1987. Uses within the park include a combination of distribution warehouses and flex buildings. The chart below details various characteristics applicable to the HSA Memphis Industrial Portfolio Properties
located within the Corporate Park business park. All of these HSA Memphis
Industrial Portfolio Properties are of tilt-wall concrete construction.

-------------------------------------------------------------------------------------------------
                                   YEAR
BUILDING                    SF     BUILT   CLEAR HEIGHT   DOCKS   PARKING   % OFFICE      TYPE
-------------------------------------------------------------------------------------------------

3605 Knight Rd.           69,244    1987       22'         14       177       29.1%    Bulk Dist.
3635 Knight Rd.          131,904    1989       22'         21       177       10.2%    Bulk Dist.
3660 Knight Rd.           81,808    1989       22'         20       229        6.5%    Bulk Dist.
3834 Knight Rd.          227,500    1989       32'         31       216       13.6%    Bulk Dist.
4600 Cromwell Rd.         68,308    1989       22'         31       229       20.8%    Bulk Dist.
-------------------------------------------------------------------------------------------------

Willow Lake. The portion of the HSA Memphis Industrial Portfolio Properties located within the Willow Lake business park consist of four flex properties, two office buildings and three bulk distribution warehouses facilities totaling approximately 807,780 square feet representing approximately 50.9% of the portfolio. The Willow Lake business park was developed in the late 1980's and early 1990's. The chart below details various characteristics applicable to the
HSA Memphis Industrial Portfolio Properties located within the Willow Lake business park.

-------------------------------------------------------------------------------------------------
                                   YEAR
BUILDING                    SF     BUILT   CLEAR HEIGHT   DOCKS   PARKING   % OFFICE      TYPE
-------------------------------------------------------------------------------------------------

3900 Willow Lake Blvd.   182,724    1986       24'         35       293       27.2%    Bulk Dist.
3960 Willow Lake Blvd.   118,400    1989       24'         32       165       15.2%    Bulk Dist.
4002 Willow Lake Blvd.   100,000    1988       17'         37       318       71.3%       Flex
4090 Willow Lake Blvd.    80,013    1995       17'          4       169        100%      Office
4095 Willow Lake Blvd.    75,643    1988       17'         19       207        100%      Office
4135 Willow Lake Blvd.    50,000    1988       14'          6       142       85.9%       Flex
5070 Raines Rd.           36,000    1985       14'          6        90       13.4%       Flex
5146 Raines Rd.           86,700    1985       17'         36       183       47.3%       Flex
5250 Raines Rd.           78,300    1990       17'         24       200       56.4%       Flex
-------------------------------------------------------------------------------------------------

Hickory Hill. The portion of the HSA Memphis Industrial Portfolio Properties located within the Hickory Hill business park consist of one 200,000 square foot bulk industrial warehouse facility representing approximately 12.6% of the portfolio. The chart below details various characteristics applicable to the HSA
Memphis Industrial Portfolio Property located within the Hickory Hill business park.

-------------------------------------------------------------------------------------------------
                                   YEAR
BUILDING                   SF      BUILT   CLEAR HEIGHT   DOCKS   PARKING   % OFFICE      TYPE
-------------------------------------------------------------------------------------------------

5838 Advantage Cove      200,000    1979       22'         38       61         0%      Bulk Dist.
-------------------------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       47

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

The following tables present certain information regarding the HSA Memphis
Industrial Portfolio Loan Properties.

---------------------------------------------------------------------------------------------------------
                             HSA MEMPHIS INDUSTRIAL PORTFOLIO PROPERTIES(1)

                                        CUT-OFF DATE
                                         ALLOCATED     YEAR BUILT/    SQUARE       % OF TOTAL
PROPERTY                   LOCATION       BALANCE       RENOVATED      FEET       SQUARE FEET   OCCUPANCY
---------------------------------------------------------------------------------------------------------

4095 Willow Lake Blvd.    Memphis, TN    $7,000,000          1988       75,643          4.8%       100.0%
3960 Willow Lake Blvd.    Memphis, TN     4,088,000          1989      118,400          7.5         79.7
4135 Willow Lake Blvd.    Memphis, TN     2,308,000          1988       50,000          3.2         83.1

3900 Willow Lake Blvd.    Memphis, TN     7,400,000          1986      182,724         11.5         75.0
5838 Advantage Cove       Memphis, TN     4,624,000          1979      200,000         12.6        100.0
3660 Knight Rd.           Memphis, TN     2,200,000          1989       81,808          5.2        100.0
4002 Willow Lake Blvd.    Memphis, TN     8,644,000          1988      100,000          6.3        100.0
5146 Raines Rd.           Memphis, TN     5,200,000          1985       86,700          5.5         91.4
4090 Willow Lake Blvd.    Memphis, TN     6,050,000          1995       80,013          5.0        100.0
3635 Knight Rd.           Memphis, TN     2,900,000          1989      131,904          8.3         53.0
5070 Raines Rd.           Memphis, TN     2,400,000          1985       36,000          2.3        100.0
4600 Cromwell Rd.         Memphis, TN     1,536,000          1989       68,308          4.3        100.0
5250 Raines Rd.           Memphis, TN     4,200,000          1990       78,300          4.9         34.6
3605 Knight Rd.           Memphis, TN     2,250,000          1987       69,244          4.4        100.0
3834 Knight Rd.           Memphis, TN     6,200,000          1989      227,500         14.3        100.0
---------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  $67,000,000                  1,586,544        100.0%        87.5%
---------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------
                                                          APPRAISED
PROPERTY                         PRIMARY TENANT             VALUE
----------------------------------------------------------------------

4095 Willow Lake Blvd.        International Paper          $9,980,000
3960 Willow Lake Blvd.          Crown Equipment             5,120,000
4135 Willow Lake Blvd.         Securitas Secuirty           3,010,000
                                  Services USA
3900 Willow Lake Blvd.           Memphis Group              8,670,000
5838 Advantage Cove               Dynamic Tire              5,840,000
3660 Knight Rd.                       Exel                  2,440,000
4002 Willow Lake Blvd.        International Paper          11,310,000
5146 Raines Rd.             Fujitsu Computer Systems        6,630,000
4090 Willow Lake Blvd.        International Paper           9,060,000
3635 Knight Rd.              Terminex International         3,420,000
5070 Raines Rd.                      Fed Ex                 3,010,000
4600 Cromwell Rd.                  Tech Print               1,870,000
5250 Raines Rd.              Renal Care Group, Inc          4,630,000
3605 Knight Rd.                    EPAC Tech                2,660,000
3834 Knight Rd.                    Zomax Inc                7,380,000
----------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                 $85,030,000.00
----------------------------------------------------------------------

(1)   Based on information obtained from the HSA Memphisndustrial Portfolio
      Borrowers' rent roll dated December 28, 2006.

-----------------------------------------------------------------------------------------------------------------------------------
                                                    MAJOR TENANT INFORMATION(1)

                                                                                             BASE RENT
                                                   CREDIT RATING           SQUARE    % OF    PER SQUARE   % OF TOTAL      LEASE
TENANT NAME                  PARENT COMPANY    (FITCH/MOODY'S/S&P)(2)       FEET     GLA        FOOT       BASE RENT    EXPIRATION
-----------------------------------------------------------------------------------------------------------------------------------

International Paper                                BBB-/Baa3/BBB          255,656    16.1%        $7.84      30.6%     4/30/2011(3)
Zomax Inc(4)                                             NR               227,500    14.3          3.75     13.03       4/30/2008
Dynamic Tire                                             NR               200,000    12.6          3.10      9.47       11/30/2012
Memphis Group                                            NR                91,362     5.8          4.25      5.93       7/31/2009
Terminex International                                   NR                69,958     4.4          3.10      3.31       4/30/2010
Fujitsu Computer Systems    Fujitsu Limited         BBB/Baa1/BBB           60,670     3.8          6.25      5.79       2/28/2011
FedEx                                               BBB/Baa2/BBB           47,130     3.0          6.99      5.03      9/30/2009(5)
EPAC Tech                                                NR                46,045     2.9          4.50      3.16       1/31/2011
Exel                        Deutsche Post AG          A+/A2/A              45,404     2.9          2.70      1.87          MTM
Crown Equipment                                          NR                38,539     2.4          3.19      1.88       11/30/2011
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                  1,082,264    68.2%        $4.85     80.07%
-----------------------------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the HSA Memphis Industrial Portfolio
      Borrowers' rent roll dated December 28, 2006.

(2)   Credit Ratings are of the parent company whether or not the parent guarantees the lease.

(3)   80,013 square feet expire November 2007. See table titled
      "Escrows/Reserves" below.

(4)   Reserve held for dark tenant Zomax Inc. See table titled,
      "Escrows/Reserves" for additional information.

(5)   11,130 square feet expire February 28, 2007; the remaining 56,000 square feet expire in September 2009.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       48

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         LEASE ROLLOVER SCHEDULE(1),(2)
                         ------------------------------
                                                                        % OF
                 NUMBER OF      SQUARE FEET   % OF GLA    BASE RENT   BASE RENT
YEAR          LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING
--------------------------------------------------------------------------------

Vacant              NAP            198,795       12.5%           $0        0.0%
MTM                  3              53,605        3.4       171,707        2.6%
2007                12             189,735       12.0     1,079,097       16.5
2008                 4             272,754       17.2     1,038,925       15.9
2009                 7             225,414       14.2     1,008,546       15.4
2010                 2              82,308        5.2       272,445        4.2
2011                10             335,832       21.2     2,245,105       34.3
2012                 2             215,125       13.6       682,769       10.4
2013                 1              10,000        0.6        50,000        0.8
2014                 0                   0         --            --         --
2015                 0                   0         --            --         --
2016                 0                   0         --            --         --
Thereafter           1               2,976        0.2            --         --
--------------------------------------------------------------------------------
TOTAL               42           1,586,544      100.0%   $6,548,594      100.0%
--------------------------------------------------------------------------------

----------------------------------------------------------------------
                         LEASE ROLLOVER SCHEDULE(1),(2)
                         ------------------------------

              CUMULATIVE    CUMULATIVE   CUMULATIVE      CUMULATIVE
              SQUARE FEET    % OF GLA     BASE RENT    % OF BASE RENT
YEAR           EXPIRING      EXPIRING     EXPIRING        EXPIRING
----------------------------------------------------------------------

Vacant           198,795       12.5%      $        0         0.0%
MTM              252,400       15.9          171,707         2.6
2007             442,135       27.9        1,250,804        19.1
2008             714,889       45.1        2,289,729        35.0
2009             940,303       59.3        3,298,275        50.4
2010           1,022,611       64.5        3,570,720        54.5
2011           1,358,443       85.6        5,815,825        88.8
2012           1,573,568       99.2        6,498,594        99.2
2013           1,583,568       99.8        6,548,594       100.0
2014           1,583,568       99.8        6,548,594       100.0
2015           1,583,568       99.8        6,548,594       100.0
2016           1,583,568       99.8        6,548,594       100.0
Thereafter     1,586,544      100.0        6,548,594       100.0
----------------------------------------------------------------------
TOTAL
----------------------------------------------------------------------

(1)   Based on information obtained from the HSA Memphis Industrial Portfolio
      Borrower's rent roll dated December 28, 2006.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The HSA Memphis Industrial Portfolio Properties are located in the southeastern portion of the city of Memphis. The primary development within the area is the Memphis International Airport, which is located in the southeast quadrants of Interstates 55 and 240. According to the appraiser, given its proximity to the airport and primary traffic carriers, the neighborhood within which the HSA Memphis Industrial Portfolio Properties are located has evolved as the primary industrial destination within the Memphis Metropolitan Statistical
Area ("MSA").

According to CBRE market statistics, the southeast submarket comprises approximately 64.6 million square feet, or 62.1% of the MSA's total industrial inventory. A wide variety of industrial uses are represented within the neighborhood ranging from smaller showroom/warehouse buildings to large modern bulk warehouse facilities. According to 2nd quarter 2006 CBRE, the southeast submarket registered the most absorption at approximately 286,215 square feet.
New deliveries have shown a declining trend, which is expected to continue due to the limited availability of large developable tracks of land. Market-wide vacancy is reported at 19.1% among all industrial property types, with the southeast submarket outperforming the overall market at a lower rate of 16.2%.
The following chart shows submarket vacancy by property type per CBRE:

            ----------------------------------------------------
            PRODUCT TYPE          VACANCY       RENT RANGE (NET)
            ----------------------------------------------------
            Office                  11.3%       $7.82 to $11.50
            Flex                   20.4%*        $6.00 to $9.96
            Bulk/Warehouse         16.2%*        $2.62 to $6.64
            ----------------------------------------------------

* According to the appraisal, the largest available space within the market
(5.03 million square feet) exists in bulk warehouse blocks over 400,000 square feet. This space is not directly competitive with the property type securing the
HSA Memphis Industrial Portfolio Loan. According to CoStar, surveys of properties of similar vintage and physical characteristics to the HSA Memphis
Industrial Portfolio Properties indicate a slightly better occupancy level of
84.9% and 81.3%, respectively, for warehouse and flex properties.

______________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       49

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

According to the appraisal, the business parks within which the HSA Memphis
Industrial Portfolio Properties are located have historically outperformed the market due to their superior location, amenities, upkeep and overall appeal. All but one of the HSA Memphis Industrial Portfolio Properties are located within the Corporate Park or Willow Lake business parks. These parks have exhibited strong historical occupancies as follows:

              ----------------------------------------------
                          HISTORICAL OCCUPANCIES
                          ----------------------
                                        WILLOW     CORPORATE
              YEAR                       LAKE        PARK
              ----------------------------------------------
              2002                       94.7%        100%
              2003                       89.7%       73.3%
              2004                       87.4%       87.5%
              2005                       88.4%       95.1%
              2006 YTD                   88.0%       87.0%
              ----------------------------------------------
              AVERAGE                    88.4%       89.4%
              ----------------------------------------------

Due to stabilized construction totals and rebounding absorption totals, occupancy rates are expected to increase in the foreseeable future. According to
Reis market wide occupancy rates are projected to increase to 84.7% by year-end
2007 and 85.6% by year-end 2010. The submarket and individual parks are also expected to continue to outperform the overall market.

THE BORROWERS. The borrowers are five tenants in common (collectively, the "HSA
Memphis Industrial Portfolio Borrowers"), each of which is a single purpose entity that is a Delaware limited liability company. Four of these entities are indirectly owned by John E. Shaffer, Melissa S. Pielet, Robert E. Smietana and
Daniel Miranda (collectively, the "Sponsors"), who are also the non-recourse carve out guarantors of the HSA Memphis Industrial Portfolio Loan. The fifth entity, Willow Lake Property, LLC, is controlled by the Sponsors and indirectly owned by the Sponsors and various other investors.

The Sponsors are all principals of HSA Commercial Real Estate ("HSA"). According to HSA, HSA is a full-service real estate firm specializing in leasing, management, marketing, development and financing of commercial real estate. The firm and its principals have developed and acquired more than 30 million square feet of commercial real estate reportedly totaling in excess of $1.5 billion.
Industrial facilities account for 77% of HSA's current portfolio (retail 9%, corporate facilities 7%, office properties 4% and medical facilities 3%).

PROPERTY MANAGEMENT. The property manager for the HSA Memphis Industrial
Portfolio Loan is HSA Commercial, Inc., an affiliate of HSA.

LOCKBOX. The HSA Memphis Industrial Portfolio Loan requires a hard lockbox and in-place cash management. Prior to an event of default payments in the collection account will be applied to debt service and reserves in accordance with the loan documents. Following an event of default all amounts in the collection account will be applied to the indebtedness in any manner that the lender may elect.

ESCROWS / RESERVES. The following escrow/reserve accounts have been established with respect to the HSA Memphis Industrial Portfolio Loan.

   --------------------------------------------------------------------
                             ESCROWS/RESERVES
                             ----------------
   TYPE:                                           INITIAL      MONTHLY
   --------------------------------------------------------------------
   Taxes                                                $0     $107,490
   Insurance                                       $55,000       $5,338
   TI/LC Reserve                                $1,400,000           $0
   Capital Expenditure Reserve                    $700,000      $13,882
   Deferred Maintenance                         $1,700,000           $0
   International Paper Rollover Reserve1        $1,000,000           $0
   Zomax Reserve2                                 $400,000           $0
   Exel Reserve3                                  $180,000           $0
   --------------------------------------------------------------------

(1)   The HSA Memphis Industrial Portfolio Borrowers may use funds in this reserve for rollover costs associated with the expiration of International
      Paper's lease (approximately 1/3 of the space occupied by International
      Paper), scheduled to expire on November 2007. The loan documents require that on the November 2008 payment date, any funds then on deposit in this reserve will be divided into three separate sub-accounts, as follows: (i)
      46.67%, into the sub-account relating to the International Paper lease at the 4002 Willow Property, (ii) 33.33%, into the sub-account relating to the International Paper lease at the 4090 Willow Property, and (iii)
      20.00%, into the sub-account relating to the International Paper lease at the 4095 Willow Property. Funds in these sub-accounts may be released upon satisfaction of certain conditions, including: (a) that the HSA Memphis
      Industrial Portfolio Borrowers enter into a new lease (or extend an existing lease) which (x) covers 90% of the applicable property and (y)
      provides that the initial rental term expires no earlier than December 31,
      2017 (or three years, if such request is made on or after January 2011 ), and (b) the debt service coverage ratio is then 1:35:1.

      The HSA Memphis Industrial Portfolio Borrowers are required to continue to fund these accounts until the reserve caps of $700,000, $500,000 and
      $300,000 respectively, are met. At such time as the replacement reserve is drawn down below $150,000, the HSA Memphis Industrial Portfolio Borrowers
      will be required to deposit monthly deposits of $0.10 per square foot until the reserve has reached $150,000.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       50

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

(2)   Funds in the Zomax Reserve may be released provided that (i) no event of default then exists, (ii) the HSA Memphis Industrial Portfolio Borrowers enter into a new lease or leases (or renew or extend the existing lease), which (a) covers 90% of the premises previously leased by Zomax and (b)
      satisfies all other requirements for new leases set forth in the loan documents and (iii) all Zomax rollover costs have been paid.

(3)   Funds in the Exel Reserve may be released provided that (i) no event of default then exists, (ii) the HSA Memphis Industrial Portfolio Borrowers enter into a new lease or leases (or renew or extend the existing lease)
      which (a) covers the entirety of the premises previously leased by Exel
      Incorporated (b) provides for an initial rental term of no less than one year, (c) is at rent equal to or greater than the rent currently payable under the lease to Exel Incorporated in effect on the origination closing date and (iii) satisfies all other requirements for new leases set forth in the loan documents.

MEZZANINE DEBT. Willow Lake-Memphis, L.P., JES Willow Lake Mezz, LLC, Willow
Lake Tenn Mezz, LLC, MSP Willow Lake Mezz, LLC and RES Willow Lake Mezz, LLC
(collectively, the "Mezzanine Borrowers"), the direct parents of the HSA Memphis
Industrial Portfolio Borrowers, have incurred mezzanine debt in the aggregate amount of $5,000,000 secured by their respective equity interests in the HSA
Memphis Industrial Portfolio Borrowers. The mezzanine debt interest rate is
10.86% per annum and is scheduled to mature on January 8, 2017. It is anticipated that the mezzanine debt will be held by a third party not affiliated with the Mortgage Loan Seller.

In addition, the loan documents permit the Mezzanine Borrowers, at any time after the existing mezzanine loan is paid in full, to obtain additional mezzanine debt provided that certain conditions are satisfied, including: (i)
the aggregate amounts of the HSA Memphis Industrial Portfolio Loan and the new
mezzanine loan immediately after the effective date of the new mezzanine loan does not exceed 85% of the aggregate fair market value of the HSA Memphis
Industrial Portfolio Properties, as reasonably determined by the lender based on an appraisal, (ii) the aggregate debt service coverage ratio for the period from the effective date of the new mezzanine loan through the maturity date, as reasonably determined by the lender, is at least 1.10:1 based on certain assumptions set forth in the loan documents, (iii) the term of the new mezzanine loan (including any extension terms) is co-terminous with the term of the HSA
Memphis Portfolio Loan (or longer if the new mezzanine loan is freely prepayable from and after the maturity date of the HSA Memphis Industrial Portfolio Loan), and (iv) the delivery of a rating agency confirmation that such action would not result in a downgrade, qualification or withdrawal of the Certificates.

RELEASE PROVISIONS. Individual HSA Memphis Industrial Portfolio Properties may
be released from the lien of the related mortgage upon defeasance by the HSA
Memphis Industrial Portfolio Borrowers of a principal amount equal to the highest of the following amounts (i) 105% of the allocated loan amount of the property to be defeased, (ii) 80% of the net sales price for the property that is to be defeased (net of transaction costs) and (iii) the amount that, after giving effect to such defeasance, would result in a debt service coverage ratio of 1.40:1 and an aggregate debt service coverage ratio (including the mezzanine loan) of 1.25:1. In addition, the loan documents permit the HSA Memphis
Industrial Portfolio Borrowers to obtain a release of a parcel located on Knight
Road (consisting of approximately 4.671 acres) without partial defeasance or prepayment, provided, among other things, (i) subdivision of the Knight Road parcel from the remaining HSA Memphis Industrial Portfolio Properties and (ii)
payment of all of lender's out-of-pocket, third party expenses. No income from the Knight Road parcel was taken into account when underwriting the HSA Memphis
Industrial Portfolio Loan.

SUBSTITUTION PROVISIONS. The HSA Memphis Industrial Portfolio Loan permits the
HSA Memphis Industrial Portfolio Borrowers to substitute any one of the HSA
Memphis Industrial Portfolio Properties for another property so long as certain conditions are satisfied, including: (i) the loan to value ratio after giving effect to the proposed property substitution is no greater than the lesser of the loan to value ratio as of the origination date and the loan to value ratio immediately prior to the proposed property substitution, and (ii) after giving effect to the proposed property substitution, the debt service coverage ratio for the aggregate of all the individual properties for the preceding 12 months will be no less than the greater of (x) the debt service coverage ratio as of the origination date, and (y) the debt service coverage ratio immediately prior to the property substitution.

PILOT LEASES. The HSA Memphis Industrial Portfolio Borrowers' interest in three of the HSA Memphis Industrial Portfolio Properties is held pursuant to a PILOT lease with the Industrial Development Board of the City of Memphis and County of
Shelby, Tennessee ("IDB"). The IDB entered into a ground lessor subordination agreement and encumbered its fee interest. Upon termination of the related PILOT lease, the HSA Memphis Industrial Portfolio Borrowers have the right to purchase the related HSA Memphis Industrial Portfolio Properties for a nominal fee.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       51

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       52

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

CAMP HILL SHOPPING CENTER

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                             Camp Hill, PA
Property Type                                                   Anchored Retail
Size (Square Feet)                                                      466,195
Percentage Physical Occupancy as of January 1, 2007                       98.5%
Year Built                                                                 1960
Year Renovated                                                        2004-2006
Appraisal Value                                                     $86,900,000
# of Tenant Leases                                                        26(1)
Average Rent Per Square Foot                                          $12.38(1)
Underwritten Weighted Average Occupancy                                   96.3%
Underwritten Revenues                                                $6,697,457
Underwritten Total Expenses                                          $1,144,537
Underwritten Net Operating Income (NOI)                              $5,552,920
Underwritten Net Cash Flow (NCF)                                     $5,318,262
Trailing 10 annualized NOI (as of 10/31/2006)                        $5,482,454
2005 NOI                                                             $3,852,352
2004 NOI                                                                    NAV
2003 NOI                                                                    NAV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        KEY
Loan Group                                                                    1
Origination Date                                              December 28, 2006
Cut-off Date Principal Balance                                      $65,000,000
Cut-off Date Loan Balance Per SF/Unit                                   $139.43
Percentage of Initial Mortgage Pool Balance                                1.5%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                             5.50%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         360
Original Call Protection                                    LO(26),Def(90),O(4)
Lockbox                                                                    None
Cut-off Date LTV Ratio                                                    74.8%
LTV Ratio at Maturity or ARD                                              69.5%
Underwritten DSCR on NOI2                                                 1.25x
Underwritten DSCR on NCF3                                                 1.20x
--------------------------------------------------------------------------------

(1)   Information based on the Camp Hill Borrower's rent roll dated January 1,
      2007.

(2)   The Underwritten DSCR on NOI during the interest only period is 1.53x.

(3)   The Underwritten DSCR on NCF during the interest only period is 1.46x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       53

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       54

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Camp Hill Shopping Center Loan") is evidenced by a single promissory note secured by a first mortgage encumbering a 466,195 square foot, Class-A, shopping center (the "Camp Hill Shopping Center Property")
located in Camp Hill, Pennsylvania. The Camp Hill Mall Loan represents approximately 1.5% of the initial mortgage pool balance and approximately 2.0%
of the initial loan group 1 balance.

The Camp Hill Shopping Center Loan was originated on December 28, 2006, and has a principal balance as of the cut-off date of $65,000,000. The Camp Hill
Shopping Center Loan has a remaining term of 118 months and a scheduled maturity date of January 1, 2017. The Camp Hill Shopping Center Loan is interest only for the first five years. The Camp Hill Shopping Center Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years and fifteen days after the creation of the securitization trust. Voluntary prepayment of the Camp Hill Mall Loan is permitted during the last 120 days of the term without penalty.

THE PROPERTY. The Camp Hill Shopping Center Loan is secured by a fee interest in a single-story, Class-A, 466,195 sf (which includes 19,050 sf of outparcel space that is not included in the collateral) anchored shopping center anchored by
Giant Foods and Staples, located in Camp Hill, Cumberland County, Pennsylvania.
Property renovations began in 2004, and the structure was changed from an indoor mall to a multi-faceted retail power center. The total collateral space of
447,145 sf consists of a 359,641 sf renovated building, a 40,904 sf newly constructed state-of-the-art medical office building, a 42,000 sf retail building, and a 4,600 sf outparcel building. This Giant Foods location is a prototype, which is larger than most, and includes an enclosed glass cooking school within the shopping floor, chilled grocery delivery facilities, a wi-fi area, babysitting, and community rooms. Junior anchors include Boscov's, LA
Fitness, Orthopedic Surgeons, Barnes & Noble, and Pier 1 Imports. Some inline tenants include Panera, Card Express, Five Below, Lenscrafters, Regis, and
Subway. In addition, Arby's, Sovereign Bank, Commerce Bank, PNC Bank and
Wachovia Bank are situated on outlots.

The following table presents certain information relating to the major tenants at the Camp Hill Shopping Center Property:

-------------------------------------------------------------------------------------------------------------------------------
                                                      TENANT INFORMATION
                                                      ------------------
                                                                 CREDIT RATINGS       SQUARE     % OF    BASE RENT     LEASE
TENANT NAME                        PARENT COMPANY            (FITCH/MOODY'S/S&P)(1)    FEET      GLA        PSF      EXPIRATION
-------------------------------------------------------------------------------------------------------------------------------

Boscov's                   Boscov's Department Store, Inc.            NR              167,597    35.9%     $ 4.43    9/30/2010
Giant Food Store             Koninklijke "Royal" Ahold NV         BB/Ba1/BB+           92,939    19.9       18.08    10/31/2025
LA Fitness                  LA Fitness International, LLC             NR               42,000     9.0       15.27    12/31/2021
Orthopedic Surgeons, Ltd                                              NR               40,904     8.8       16.50    5/31/2016
Barnes & Noble                   Barnes & Noble, Inc.                 NR               24,908     5.3       14.05    1/31/2011
Staples                             Staples, Inc.               BBB+/Baa1/BBB+         20,000     4.3       17.00    6/30/2015
-------------------------------------------------------------------------------------------------------------------------------

(1)   Ratings provided are for the entity identified in the "Parent Company"
      column whether or not the Parent Company guarantees the lease.

----------------------------------------------------------------------------------------------------------------------------------
                                                    LEASE ROLLOVER SCHEDULE(2)
                                                    --------------------------
                  NUMBER                                            % OF       CUMULATIVE   CUMULATIVE   CUMULATIVE   CUMULATIVE %
                OF LEASES   SQUARE FEET   % OF GLA    BASE RENT   BASE RENT   SQUARE FEET    % OF GLA    BASE RENT    OF BASE RENT
YEAR             EXPIRING    EXPIRING     EXPIRING    EXPIRING     EXPIRING     EXPIRING     EXPIRING     EXPIRING      EXPIRING
----------------------------------------------------------------------------------------------------------------------------------

MTM                 2             1937       0.4%       $39,000      0.7%         1,937         0.4%        $39,000        0.7%
2007                0                0         0              0        0          1,937         0.4          39,000        0.7
2008                0                0         0              0        0          1,937         0.4          39,000        0.7
2009                3           10,390       2.2        186,410      2.2         12,327         2.6         225,410        3.9
2010                6          183,324      39.3      1,013,883     17.6        195,651        42.0       1,239,293       21.5
2011                2           29,508       6.3        446,600      7.7        225,159        48.3       1,685,893       29.2
2012                1            1,400       0.3         23,072      0.4        226,559        48.6       1,708,965       29.6
2013                0                0         0              0        0        226,559        48.6       1,708,965       29.6
2014                2            2,248       0.5         53,103      0.9        228,807        49.1       1,762,068       30.5
2015                3           37,030       7.9        651,780     11.3        265,837        57.0       2,413,848       41.8
2016                2           45,904       9.8        724,916     12.6        311,741        66.9       3,138,764       54.4
2017                0                0         0              0        0        311,741        66.9       3,138,764       54.4
Thereafter          5          147,289      31.6      2,634,587     45.6        462,230        99.1       5,773,351        100
Vacant              0            7,165       1.5              0      0.0        466,195         100       5,773,351        100
----------------------------------------------------------------------------------------------------------------------------------
TOTAL              26          466,195       100%    $5,773,351      100%
----------------------------------------------------------------------------------------------------------------------------------

(2)   Information based on the Camp Hill Borrower's rent roll dated January 1,
      2007.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       55

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE MARKET.(1) The Camp Hill Shopping Center Property is located in Camp Hill,
Cumberland County, Pennsylvania, within the Harrisburg MSA, 80 miles north of the Baltimore MSA and 110 miles west of the Philadelphia MSA. The property is located on the northwest corner of Trindle Road and Route 15, in the "West
Shore" area at Routes 11, 15, and 581, which is approximately 2 miles northwest of I-83. A mix of residential, retail, and small office building properties are located in the immediate vicinity of the subject property. Capital City Mall, a
576,446 sf indoor mall, which possesses anchor tenants Macy's, JCPenney, and
Sears is located approximately 1/4 mile south of the Camp Hill Shopping Center
Property. Also located within the area are the Rossmoyne Business Center and the
US Naval Reservation to the west. The 2006 population within a 1-, 3-, and
5-mile radius of the Camp Hill Shopping Center Property was 7,765, 61,077, and
160,216 respectively. The 2006 median household income within a 1-, 3-, and
5-mile radius was $67,397, $61,971, and $52,422 respectively.

Market rental rates for Community/Power Centers range from $18/sf to $30/sf with an average of $20/sf, and an average vacancy of 2%. The weighted average rental rate at the Camp Hill Shopping Center Property is $12.23/sf with a vacancy of
1.6%.

THE BORROWER. Cedar-Camp Hill, LP, a Delaware limited partnership and special purpose entity (the "Camp Hill Mall Borrower"), holds the fee interest in the
Camp Hill Mall Property. The Camp Hill Mall Borrower is controlled by Cedar Camp
Hill GP, LLC, a Delaware limited liability company, which is, in turn, controlled by Cedar Shopping Centers Partnership, L.P. (also the indemnitor), which is, in turn controlled by Cedar Shopping Centers, Inc. Cedar Shopping
Centers, Inc., formerly Cedar Income Fund, Ltd., was organized in 1984 and became a Real Estate Investment Trust (REIT) in 1986. The company is now a fully integrated, self-administered, self-managed real estate company that is focused on the ownership, operation, and re-development of community and neighborhood shopping centers. As of November 2006, Cedar Shopping Centers, Inc. owned 93 properties, which totaled approximately 9.9 million square feet, located throughout Pennsylvania, Connecticut, Massachusetts, Michigan, Maryland,
Virginia, New York, Ohio, and New Jersey. 36 of their properties are located in
Pennsylvania.

PROPERTY MANAGEMENT. The property is self-managed by Cedar Shopping Centers,
Inc. Cedar Shopping Centers, Inc. manages all properties under ownership. Cedar provides day-to-day property management functions including leasing, management and development services. Cedar is headquartered in Port Washington, New York.
The average occupancy of their portfolio is 91.4%.

LOCKBOX. None.

ESCROWS. None.

ADDITIONAL DEBT. None.

PERMITTED MEZZANINE DEBT. None.

RELEASE PROVISIONS. The Camp Hill Mall Borrower has the right to release a specifically identified, unimproved, non-income producing portion of the Camp
Hill Mall Property from the lien of the mortgage without prepayment or defeasance of the Camp Hill Mall Loan to permit the widening of Harrisburg
Expressway. In connection with said release, the Camp Hill Mall Borrower has the right to grant a temporary easement over a specifically identified, unimproved, non-income producing portion of the Camp Hill Mall Property to accommodate construction related to the widening of Harrisburg Expressway.

ADDITIONAL IMPROVEMENTS. The Camp Hill Mall Borrower has the right to construct
2 additional buildings totaling approximately 8,000 net rentable square feet on the Camp Hill Mall Property as long as certain conditions are satisfied including, but not limited to, obtaining all necessary permits, variances and approvals, and completing the improvements in a good, workmanlike and lien-free manner.

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       56

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

MEDICAL CENTRE OF SANTA MONICA

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                          Santa Monica, CA
Property Type                                                 Office -- Medical
Size (Square Feet)                                                      204,747
Percentage Physical Occupancy as of November 14, 2006                    100.0%
Year Built                                                                 1965
Year Renovated                                                             1977
Appraisal Value                                                     $98,000,000
# of Tenants                                                                 89
Average Rent Per Square Foot                                             $38.67
Underwritten Economic Occupancy                                           95.0%
Underwritten Revenues                                                $9,711,758
Underwritten Total Expenses                                          $3,532,997
Underwritten Net Operating Income (NOI)                              $6,178,761
Underwritten Net Cash Flow (NCF)                                     $5,790,980
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                              December 19, 2006
Cut-off Date Principal Balance                                      $62,000,000
Cut-off Date Loan Balance Per Square Foot                                  $303
Percentage of Initial Mortgage Pool Balance                                1.4%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                      Leasehold
Mortgage Rate                                                           5.5830%
Amortization Type                                                 Interest Only
IO Period (Months)                                                          120
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         NAP
Original Call Protection                         LO(26),Def(34),LESSofDeforGRTR
                                                              ofYMor1%(56),O(4)
Lockbox                                                                     NAP
Cut-off Date LTV Ratio                                                    63.3%
LTV Ratio at Maturity or ARD                                              63.3%
Underwritten DSCR on NOI                                                  1.76x
Underwritten DSCR on NCF                                                  1.65x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       57

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       58

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Medical Centre of Santa Monica Loan") is evidenced by a single promissory note secured by a first priority deed of trust encumbering two, Class A medical office buildings and a six-level parking garage in Santa Monica, California (the "Medical Centre of Santa Monica Property"). The
Medical Centre of Santa Monica Loan represents approximately 1.4% of the initial mortgage pool balance and approximately 1.9% of the initial loan group 1 balance.

The Medical Centre of Santa Monica Loan was originated on December 19, 2006, and has a principal balance as of the cut-off date of $62,000,000. The Medical
Centre of Santa Monica Loan has a remaining term of 118 months and a scheduled maturity date of January 8, 2017. The Medical Centre of Santa Monica Loan
permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. In addition, the loan documents permit prepayment from and after the 61st payment date together with yield maintenance (unless the cost to defease the Medical Centre of Santa Monica Loan is less than the cost of prepaying with yield maintenance in which case the Medical Centre of Santa
Monica Borrower will be required to defease the Medical Centre of Santa Monica
Loan). Voluntary prepayment of the Medical Centre of Santa Monica Loan is permitted on or after October 8, 2016, without penalty.

THE PROPERTY. The Medical Centre of Santa Monica Property is secured by the leasehold interest in two, Class A medical office buildings that total 204,747 square feet and a six-level parking garage consisting of 922 spaces (4.6 spaces per 1,000 square feet) located at the northeast corner of Santa Monica Boulevard and 20th Street in Santa Monica, California. The buildings are located adjacent to the St. John's Hospital and Health Center campus, a 182-bed, full-service hospital. In addition, the Santa Monica UCLA Medical Center, an approximately
337-bed acute-case hospital, is located only six blocks west of the Medical
Centre of Santa Monica Property. According to the appraiser, Century City
Hospital and Cedars Sinai Medical Center are also in close proximity to the
Medical Centre of Santa Monica Property. The Medical Centre of Santa Monica
Property is 100% occupied by approximately 90 tenants of diverse medical backgrounds.

The twelve-story West Building, located at 2001 Santa Monica Boulevard, was constructed in 1977 and provides 140,773 net rentable square feet (68.75% of total net rentable area), which includes a 4,564 square foot pharmacy located on the ground floor. The seven-story East Building, located at 2021 Santa Monica
Boulevard, was constructed in 1964 and provides 63,974 net rentable square feet
(31.25% of total net rentable area). The two buildings are connected by an enclosed walkway on the second floor. An additional pedestrian bridge connects the parking garage to the adjacent Saint John's Health Center. The East Building is served by two elevators while the West Building is served by four elevators.

The following tables present certain information regarding the Medical Centre of
Santa Monica Loan Property.

-----------------------------------------------------------------------------------------------------------------
                                           MAJOR TENANT INFORMATION(1)
                                           ---------------------------
                                                           BASE RENT PER    % OF TOTAL BASE
       TENANT NAME            SQUARE FEET     % OF GLA      SQUARE FOOT          RENT            LEASE EXPIRATION
-----------------------------------------------------------------------------------------------------------------

The Angeles Clinic              14,089          6.9%           $39.20             7.0%             2/28/2011
ALHE, LLC                       12,405          6.1             42.15             6.6              9/30/2013
Pacific Heart Institute          9,552          4.7             37.52             4.5              2/28/2012
SMBP Health Services             6,082          3.0             39.01             3.0              3/31/2014
SM Hematology - Oncology         5,577          2.7             37.31             2.6              9/30/2010
-----------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE          47,705         23.3%           $39.39            23.7%
-----------------------------------------------------------------------------------------------------------------

(1)   Based on information obtained from the Medical Centre of Santa Monica
      Borrower's rent roll dated November 14, 2006.

-----------------------------------------------------------------------------------------------
                                LEASE ROLLOVER SCHEDULE(1),(2)
                                ------------------------------
                NUMBER OF                                                           CUMULATIVE
                 TENANTS    SQUARE FEET   % OF GLA     BASE RENT   % OF BASE RENT   SQUARE FEET
   YEAR         EXPIRING     EXPIRING     EXPIRING     EXPIRING       EXPIRING       EXPIRING
-----------------------------------------------------------------------------------------------

  Vacant          NAP               0        0.0%             $0         0.0%               0
   MTM             1            2,091        1.0       79,205.00         1.0            2,091
   2007           17           43,524       21.3       1,694,290        21.4           45,615
   2008           20           33,695       16.5       1,295,589        16.4           79,310
   2009            6           13,587        6.6         517,228         6.5           92,897
   2010           17           33,057       16.2       1,264,848        16.0          125,954
   2011           12           31,927       15.6       1,248,235        15.8          157,881
   2012            4           12,487        6.1         470,845         6.0          170,368
   2013            3           15,471        7.6         639,063         8.1          185,839
   2014            5           11,880        5.8         443,965         5.6          197,719
   2015            1            3,487        1.7         132,000         1.7          201,206
   2016            3            3,541        1.7         133,093         1.7          204,747
Thereafter         0               --         --              --          --          204,747
-----------------------------------------------------------------------------------------------
TOTAL             89          204,747      100.0%     $7,918,361       100.0%
-----------------------------------------------------------------------------------------------

-------------------------------------------------------------
                   LEASE ROLLOVER SCHEDULE(1),(2)
                   ------------------------------
                CUMULATIVE %                     CUMULATIVE %
                  OF GLA      CUMULATIVE BASE   OF BASE RENT
   YEAR          EXPIRING      RENT EXPIRING      EXPIRING
-------------------------------------------------------------

  Vacant            0.0%        $        0           0.0%
   MTM              1.0         $79,205.00           1.0
   2007            22.3          1,773,495          22.4
   2008            38.7          3,069,084          38.8
   2009            45.4          3,586,312          45.3
   2010            61.5          4,851,160          61.3
   2011            77.1          6,099,395          77.0
   2012            83.2          6,570,240          83.0
   2013            90.8          7,209,303          91.1
   2014            96.6          7,653,268          96.1
   2015            98.3          7,785,268          98.2
   2016           100.0          7,918,361         100.0
Thereafter        100.0          7,918,361         100.0
-------------------------------------------------------------
TOTAL
-------------------------------------------------------------

(1)   Based on information obtained from the Medical Centre of Santa Monica
      Borrower's rent roll dated November 14, 2006.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

_________________

THE MARKET.(1) The Medical Centre of Santa Monica Property is located in Santa
Monica, California, approximately 15 miles west of downtown Los Angeles. Access to the Medical Centre of Santa Monica Property is provided via Santa Monica
Boulevard, a major east/west artery that is considered

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       59

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

one of Los Angeles most-heavily traveled streets. Additionally, the buildings are located less than a 1/2 mile north of the Santa Monica Freeway (I-10), which connects to Interstate 405 and provides direct access to downtown Los Angeles.

The appraiser identified five rental comparables located within the West Los
Angeles medical office submarket. The comparables were constructed between 1923 and 1989 and range in size from 36,765 to 204,743 square feet. Each of the comparables is 100% occupied. The comparables indicated achieved rental rates ranging from $37.80 to $45.00 per square foot per year on a modified gross basis. The aforementioned rental rates are subject to annual escalations based on the percentage increase in CPI. Concessions are nonexistent within the submarket while tenant improvement allowances range from $10.00 to $35.00 per square foot for new tenants.

THE BORROWER. Medical Associates (the "Medical Centre of Santa Monica Borrower")
is a single purpose entity that is a California limited partnership. The general partner of the Medical Centre of Santa Monica Borrower is Held Group/MCSM,
L.L.C. (with approximately 3.6% ownership interest). The sole member of Held
Group/MCSM, L.L.C. is The Held Group, LLC. The Held Surviving Spouse Trust and
the Held Marital Deduction Trust are each 50% members of the Held Group, LLC.
Harold Held is the trustee of each trust.

The sponsor and the non-recourse carve-out guarantor, Harold A. Held, has been involved in Los Angeles real estate since 1946. He founded Held Properties in
1984 and is currently Chairman of the Board. According to Harold Held, he has
developed, operated and managed the construction of over 2 million square feet of commercial real estate.

PROPERTY MANAGEMENT. The property manager for the Medical Centre of Santa Monica property is Held Properties, Inc., a California corporation that is affiliated with the Borrower.

LOCKBOX. The Medical Centre of Santa Monica Loan documents do not require a lockbox.

ESCROWS/RESERVES. There are no reserves related to the Medical Centre of Santa
Monica Loan.

PERMITTED MEZZANINE DEBT. The Medical Centre of Santa Monica Loan documents permit the direct or indirect parents of the Medical Centre of Santa Monica
Borrower to incur mezzanine debt, not less than twelve months after the origination date, subject to the satisfaction of, among other items, the following conditions: (i) the aggregate amount of the Medical Centre of Santa
Monica Loan and the mezzanine loan (as of the effective date of the mezzanine loan) does not exceed 70% of the fair market value of the Medical Centre of
Santa Monica Property, (ii) the aggregate debt service coverage ratio is at least 1.30x, and the stressed aggregate debt service coverage ratio is at least
0.90x, (iii) the mezzanine lender has executed and delivered an intercreditor agreement acceptable to lender and (iv) the lender has received a confirmation from each of the rating agencies that the incurrence of the mezzanine loan will not result in any qualification, withdrawal or downgrading of any existing ratings of the certificates.

LEASEHOLD INTEREST. The Medical Centre of Santa Monica Loan is secured by the
Medical Centre of Santa Monica Borrower's leasehold interest in the Medical
Centre of Santa Monica Property. Sisters of Charity of Leavenworth Health
Services Corporation, a Kansas not-for-profit corporation that owns St. John's
Hospital and Health Center, is the ground lessor. The ground lease term commenced on November 19, 1975 and expires on December 31, 2050. The basic rent payable under the lease is currently $69,999.84 per annum. In addition to the basic rent, the Medical Centre of Santa Monica Borrower is required to pay additional rent in an amount equal to a certain percentage of gross receipts over an annual floor. The tenant must also pay a certain percentage of gross receipts for a capital improvements reserve.

_______________

(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       60

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

HOLIDAY INN EXPRESS -- CHELSEA

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Properties                                                1
Location (City/State)                                              New York, NY
Property Type                                                       Hospitality
Size (Rooms)                                                                228
Percentage Physical Occupancy as of December 31, 2006                     80.3%
Year Built                                                                 2006
Appraisal Value                                                     $94,000,000
Underwritten Economic Occupancy                                           85.0%
Underwritten Revenues                                               $14,205,850
Underwritten Total Expenses                                         $ 7,709,854
Underwritten Net Operating Income (NOI)                              $6,495,996
Underwritten Net Cash Flow (NCF)                                     $5,927,762
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                       IXIS
Loan Group                                                                    1
Origination Date                                               October 31, 2006
Cut-off Date Principal Balance                                      $55,000,000
Cut-off Date Loan Balance Per Room                                     $241,228
Percentage of Initial Mortgage Pool Balance                                1.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           6.5000%
Amortization Type                                                    IO-Balloon
IO Period (Months)                                                           60
Original Term to Maturity/ARD (Months)                                      120
Original Amortization Term (Months)                                         330
Original Call Protection                                   LO(24), YM(93), O(3)
Lockbox                                                          Hard, In Place
Cut-off Date LTV Ratio                                                    58.5%
LTV Ratio at Maturity or ARD                                              54.3%
Underwritten DSCR on NOI(1)                                               1.51x
Underwritten DSCR on NCF(2)                                               1.38x
--------------------------------------------------------------------------------

(1)   The Underwritten DSCR on NOI during the interest only period is 1.79x.

(2)   The Underwritten DSCR on NCF during the interest only period is 1.63x.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       61

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       62

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Holiday Inn Express -- Chelsea Loan") is evidenced by a single promissory note and is secured by a first priority fee mortgage encumbering the 228 room, limited-service hotel known as the Holiday
Inn Express -- Chelsea (the "Holiday Inn Express -- Chelsea Property"), located in New York, New York. The Holiday Inn Express -- Chelsea Loan represents 1.2%
of the initial mortgage pool balance and 1.7% of the initial loan group 1 balance.

The Holiday Inn Express -- Chelsea Loan was originated October 31, 2006 and has a principal balance as of the cut-off date of $55,000,000. The Holiday Inn
Express -- Chelsea Loan has a remaining term of 116 months to its maturity date of November 5, 2016. Beginning on December 5, 2008, The Holiday Inn Express --
Chelsea Loan permits prepayment subject to payment of a yield maintenance premium. The Holiday Inn Express -- Chelsea Loan may be voluntarily prepaid without payment of a yield maintenance premium on or after September 5, 2016.

THE PROPERTY. The Holiday Inn Express -- Chelsea Property is a fourteen-story, limited service hotel located on the south side of West 29th Street between 7th and 8th Avenues within in the Chelsea neighborhood of lower Midtown Manhattan.
The Holiday Inn Express -- Chelsea Property offers 228 guestrooms including 121 king rooms, 13 king rooms with Jacuzzis, 82 double-doubles, and 12 queen handicap accessible rooms. The rooms include an easy chair, coffee table, microwave, small refrigerator, and coffee maker, desk with an ergonomic chair, telephone and television. All guest rooms have data ports and offer free high speed wireless internet access. Irons, ironing boards, and hair dryers are also standard in every room. Additionally, the hotel will offer the brand standard complimentary continental breakfast "Express Start" breakfast bar on the lobby level, with seating for about 60 people. There is no parking available at the
Holiday Inn Express -- Chelsea Property, but the hotel is adjacent to several public parking garages.

The Holiday Inn Express -- Chelsea Property is a steel frame and concrete block building featuring a brick veneer and an understated porte cochere over the front entryway. The architecture complements the historic attributes of Chelsea but in a contemporary building. The lower level of the Holiday Inn Express --
Chelsea Property houses the guest business center, and a fitness center, and accesses a two-story garden terrace. The main level of the Holiday Inn Express
-- Chelsea Property houses guest registration, the breakfast area and pantry, and offices for the General Manager and the Assistant General Manager/Front
Office Manager. Some guest rooms are located on the this floor as well as the lower level, facing the outdoor garden terrace. Floors 2-14 house the remaining guest rooms and some of the hotel's mechanical rooms.

The following tables present certain information relating to the Holiday Inn
Express -- Chelsea Property:

           -----------------------------------------------------
                         OPERATIONAL STATISTICS(1)
                         -------------------------
                                           YTD DECEMBER 31, 2006
           -----------------------------------------------------
           Average Daily Rate (ADR)               $217.62
           Occupancy %                              80.3%
           RevPAR                                 $174.74
           -----------------------------------------------------

(1)   Information obtained from Borrower's operating statements for the period
      October -- December 2006.

THE MARKET(2). The Holiday Inn Express -- Chelsea Property is located on the south side of West 29th Street between Seventh and Eighth Avenues in the Chelsea neighborhood of lower Midtown Manhattan. The Holiday Inn Express -- Chelsea
Property is within walking distance of Penn Station, Madison Square Garden, the
Jacob K. Javits Convention Center, the Fashion Institute of Technology, the
Empire State Building, publishing houses, ad agencies, retail centers on Lower
Fifth Avenue, and the eclectic array of art galleries, theaters and restaurants throughout Chelsea.

New York City is home to world class cultural, recreational and entertainment attractions, most of which are concentrated in Manhattan. New York City has 150 museums, 400 art galleries, 37 Broadway theaters, Lincoln Center, the
Metropolitan Opera, New York City Ballet-Carnegie Hall, and Radio City Music
Hall, as well as numerous other dance and theater companies. Landmark attractions in Manhattan include Times Square, Rockefeller Center, the Empire
State Building, Central Park, the United Nations, South Street Seaport, the New
York Stock Market, and Battery Park City. Major trade shows and functions occur at venues throughout the city, including Madison Square Garden and Jacob K.
Javits Convention Center. Madison Square Garden is home to the New York Knicks
NBA basketball team and the Rangers NHL hockey team.

The lodging market in New York City has recovered since the devastation of
September 11, 2001. Over the last six years, demand among this competitive set has grown at an average annual rate of 5.9% with supply growth also at 5.9%.
Room supply in the limited service sector has grown every year since 2003 culminating with the opening of the Wingate Inn and Holiday Inn Express in
October 2006. According to Smith Travel Research (STR), lodging demand in the competitive set was flat in 2002, experienced a 3.4% increase in 2003, flourished at 17.2% growth in 2004, and decreased 2.0% in 2005. The decrease in
2005 was partially attributable to the reduction in available rooms at the
Hilton Garden Inn, Hampton Inn Times Square, and Quality Inn, all of which were under major construction. From 2005 to 2006, the competitive set demonstrated further growth with a 15.3% increase in occupancy and a 30.4% increase in revenue per available room.

(2)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       63

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE BORROWER. The borrower is Brisam Management (DE) LLC, a Delaware limited liability company and a special purpose entity (the "Holiday Inn Express --
Chelsea Borrower"), controlled by Sam Chang, who is the sponsor of the borrower.
Mr. Chang has experience in all aspects of the lodging industry, including construction, development, operations, renovations, and purchasing. Since 1998,
Mr. Chang has developed more than 60 hotels, as well as other commercial and residential properties.

PROPERTY MANAGEMENT. The Holiday Inn Express -- Chelsea Property is managed by
Hersha Hospitality Management, LP, a Pennsylvania limited partnership, an entity affiliated with the Holiday Inn Express -- Chelsea Borrower.

LOCKBOX. The Holiday Inn Express -- Chelsea Loan requires a hard lockbox and in-place cash management. The Holiday Inn Express -- Chelsea Borrower is required to cause all rents, credit card receivables and other gross revenues to be deposited into an account controlled by the lender within one business day of receipt. Funds on deposit in that account will be swept by the account bank on a daily basis into an account controlled by the lender and will be applied and disbursed in accordance with the loan agreement.

ESCROWS. The following escrows/reserves have been established with respect to the Holiday Inn Express -- Chelsea Loan:

           -----------------------------------------------------
                             ESCROWS/RESERVES
                             ----------------
           TYPE:                           INITIAL       MONTHLY
           -----------------------------------------------------
           Taxes                                $0       $66,667
           Insurance                            $0       $15,469
           Capital Expenditure / FF&E(1)        $0       $12,592
           -----------------------------------------------------

(1)   Monthly FF&E: The replacement reserve payments for periods 1-14 will equal
      2% of gross revenues for the previous month, 2% of the gross revenues for the first calendar year for periods 15-26, 3% of the gross revenues for the second calendar year for periods 27-38, and 4% of gross revenues for the previous calendar year thereafter.

ADDITIONAL DEBT. Brisam Management LLC, the sole member of the Holiday Inn
Express -- Chelsea Borrower, has incurred mezzanine debt from Hersha Hospitality
Limited Partnership in the amount of $15,000,000 secured by its equity interests in the Holiday Inn Express -- Chelsea Borrower.

RELEASE PROVISIONS. None.

SUBSTITUTION PROVISIONS. None.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       64

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

MIAMI AIRPORT INDUSTRIAL PARKS

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Number of Mortgaged Real Properties                                           1
Location (City/State)                                                 Miami, FL
Property Type                                                        Industrial
Size (Square Feet)                                                      746,189
Percentage Physical Occupancy as of
     January 4, 2007                                                      99.4%
Year Built                                                                 1984
Year Renovated                                                             1987
Appraisal Value                                                     $67,000,000
# of Tenants                                                                193
Average Rent Per Square Foot                                              $8.77
Underwritten Economic Occupancy                                           95.0%
Underwritten Revenues                                                $6,608,008
Underwritten Total Expenses                                          $2,264,137
Underwritten Net Operating Income (NOI)                              $4,343,871
Underwritten Net Cash Flow (NCF)                                     $4,071,802
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------
Mortgage Loan Seller                                                        CRF
Loan Group                                                                    1
Origination Date                                               January 22, 2007
Cut-off Date Principal Balance                                      $53,500,000
Cut-off Date Loan Balance Per Square Foot                                   $72
Percentage of Initial Mortgage Pool Balance                                1.2%
Number of Mortgage Loans                                                      1
Type of Security (Fee/Leasehold)                                            Fee
Mortgage Rate                                                           5.4700%
Amortization Type                                                 Interest Only
IO Period (Months)                                                           84
Original Term to Maturity/ARD (Months)                                       84
Original Amortization Term (Months)                                         NAP
Original Call Protection                                    LO(25),Def(57),O(2)
Lockbox                                                                    Hard
Cut-off Date LTV Ratio                                                    79.9%
LTV Ratio at Maturity or ARD                                              79.9%
Underwritten DSCR on NOI                                                  1.46x
Underwritten DSCR on NCF                                                  1.37x
--------------------------------------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       65

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

                                  [MAP OMITTED]

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       66

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

THE LOAN. The mortgage loan (the "Miami Airport Industrial Parks Loan") is evidenced by a single promissory note secured by a first priority mortgage encumbering 11 industrial buildings consisting of industrial space, showroom space and industrial/showroom space located in two Class B business parks located in Miami, Florida (collectively, the "Miami Airport Industrial Parks
Properties"). The Miami Airport Industrial Parks Loan represents approximately
1.2% of the initial mortgage pool balance and approximately 1.7% of the initial loan group 1 balance.

The Miami Airport Industrial Parks Loan was originated on January 22, 2007, and has a principal balance as of the cut-off date of $53,500,000. The Miami Airport
Industrial Parks Loan has a remaining term of 83 months and a scheduled maturity date of February 8, 2014. The Miami Airport Industrial Parks Loan permits defeasance of the entire loan with United States Treasury obligations or other non-callable government securities beginning two years after the creation of the securitization trust. Voluntary prepayment of the Miami Airport Industrial Parks
Loan is permitted on or after January 8, 2014, without penalty.

THE PROPERTY. The Miami Airport Industrial Parks Loan is secured by 11 industrial buildings located in two Class B business parks, consisting of approximately 746,189 square feet, comprised of industrial space (74.58%), showroom space (18.34%) and industrial/showroom space (7.08%), located in Miami,
Florida. The Miami Airport Industrial Parks Properties are occupied with over
170 tenants, each occupying less than 5% of the total square feet. The buildings were built from 1984.

Miami International Airport Industrial Park. Eight of the eleven buildings are situated at the business park known as the Miami International Airport
Industrial Park and located at 2600-3030 NW 72nd Avenue and 7200-7256 NW 31st
Street. The Miami International Airport Industrial Park is across the street from the cargo entrance to the Miami International Airport. The Miami Airport
Industrial Parks Properties located in this park are improved with eight, masonry and steel, rectangular shaped, single-story, flat roofed industrial and showroom space buildings. The buildings have approximate dimensions of 460' in length and 160' in depth for each leg of the "L" and average approximately
62,300 square feet per building.

Milam Industrial Center. Three of the eleven buildings are situated at the business park known as the Milam Industrial Center located at 4400 NW 72nd
Avenue, 4500 NW 73rd Avenue, and 7301 NW 46th Street. The Milam Industrial
Center is located approximately 2 miles from the Miami International Airport
Industrial Park. The Miami Airport Industrial Parks Properties located in the
Milam Industrial Center are improved with three, masonry and steel, rectangular shaped, single-story, flat roofed industrial and showroom space buildings. Two of the buildings have approximate dimensions of 500' in length and 220' in depth and average approximately 104,000 square feet per building. The other building has approximate dimensions of 460' in length and 120' in depth.

Some interior units at the Miami Airport Industrial Parks Properties are arranged with showroom or office space in the front and storage, receiving and machine shop or service areas in the rear. The office areas are finished with tenant specific display systems. The storage and machine shop style areas are generally open with no specialty offices or display areas. The warehouse portions of the buildings have clear heights of approximately 20'. The Miami
International Airport Industrial Park portion of the Miami Airport Industrial
Parks Properties is occupied by approximately 139 tenants in spaces ranging from
1,900 to 7,600 square feet. The Milam Industrial Center portion of the Miami
Airport Industrial Parks Properties is occupied by approximately 34 tenants in spaces ranging from 2,000 to almost 9,000 square feet.

Interstate 95 provides primary access to the Miami Airport Industrial Parks
Properties from the east and the Florida Turnpike provides access from the west.
Interstate 95 and the Florida Turnpike are accessible from the Dolphin
Expressway (State Route 836), which extends east and west and is located about
3.5 miles to the west of the Miami Airport Industrial Parks Properties. Locally,
access is provided by NW 7th Street, and Lejeune Road (N. W. 42nd Avenue) and NW
72nd Avenue of Milam Dairy Road.

The following tables present certain information regarding the Miami Airport
Industrial Parks Loan Properties.

---------------------------------------------------------------------------------------------------------------------------
                                                MAJOR TENANT INFORMATION(1)
                                                ---------------------------

                                                                      CREDIT RATING        SQUARE     % OF    BASE RENT PER
TENANT NAME                         PARENT COMPANY               (FITCH/MOODY'S/S&P)(2)     FEET      GLA      SQUARE FOOT
---------------------------------------------------------------------------------------------------------------------------

Orion Engines            Mitsubishi UFJ Financial Group, Inc.          NR/NR/A-            47,305      6.3%           $6.79
Florida International                                                     NR               29,100      3.9             7.12
West Michigan                                                             NR               19,400      2.6             6.46
Collection 2000                                                           NR               12,150      1.6             5.76
FSFG                                                                      NR               11,700      1.6             8.50
---------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                                    119,655     16.0%           $6.88
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------
            MAJOR TENANT INFORMATION(1)
            ---------------------------

                            % OF TOTAL      LEASE
TENANT NAME                 BASE RENT    EXPIRATION
---------------------------------------------------

Orion Engines                   5.0%     6/30/2007
Florida International           3.2      6/30/2008
West Michigan                   1.9      2/28/2008
Collection 2000                 1.0      6/30/2008
FSFG                            1.5      6/30/2007
---------------------------------------------------
TOTAL/WEIGHTED AVERAGE         12.7%
---------------------------------------------------

(1)   Based on information obtained from the Miami Airport Industrial Parks
      Borrowers' rent roll dated January 4, 2007.

(2)   Credit Ratings are of the parent company whether or not the parent guarantees the lease.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       67

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE(1),(2)

                                                                                    CUMULATIVE
                 NUMBER OF      SQUARE FEET   % OF GLA    BASE RENT     % OF BASE   SQUARE FEET     CUMULATIVE %
YEAR          LEASES EXPIRING    EXPIRING     EXPIRING    EXPIRING    RENT EXPIRING  EXPIRING     OF GLA EXPIRING
------------------------------------------------------------------------------------------------------------------

Vacant              NAP              4,600       0.6%    $        0         0.0%         4,600           0.6%
MTM                 24              82,180      11.0        822,485        12.7         86,780          11.6
2007                76             273,335      36.6      2,574,386        39.8        360,115          48.2
2008                60             237,397      31.8      1,910,865        29.6        597,512          80.0
2009                30             127,602      17.1        991,490        15.3        725,114          97.1
2010                 2              16,400       2.2        109,128         1.7        741,514          99.3
2011                 1               4,675       0.6         59,259         0.9        746,189         100.0
2012                 0                   0        --             --          --        746,189         100.0
Thereafter           0                  --        --             --          --        746,189         100.0
------------------------------------------------------------------------------------------------------------------
TOTAL               193            746,189     100.0%    $6,467,613       100.0%
------------------------------------------------------------------------------------------------------------------

-------------------------------------------
        LEASE ROLLOVER SCHEDULE(1),(2)

               CUMULATIVE     CUMULATIVE
               BASE RENT    % OF BASE RENT
YEAR            EXPIRING       EXPIRING
-------------------------------------------

Vacant         $        0        0.00%
MTM               822,485       12.72
2007            3,396,871       52.52
2008            5,307,736       82.07
2009            6,299,226       97.40
2010            6,408,354       99.08
2011            6,467,613      100.00
2012            6,467,613      100.00
Thereafter      6,467,613      100.00
-------------------------------------------
TOTAL
-------------------------------------------

(1)   Based on Information obtained from the Borrower's rent roll dated January
      4, 2007.

(2)   The numbers in this chart are based on the assumption that no tenant exercises an early termination option.

THE MARKET.(1) The Miami Airport Industrial Parks Properties are within 10 minutes of Miami International Airport and within 25 minutes of the Miami central business district. The Miami International Airport is the primary business generator in the area of the Miami Airport Industrial Parks Properties.
The Miami International Airport is the number one airport in the United States for international freight and the number three airport in the United States for total cargo.

The Miami Airport Industrial Parks Properties are located in the Airport/West submarket. Over the past two years, the vacancy in the Airport/West submarket has ranged between 3.8% and 8.7%. In the third quarter 2006, the Airport/West submarket exhibited net absorption of 627,111 square feet, 811,734 square feet in the second quarter of 2006, 77,417 square feet in the first quarter of 2006, and 143,428 square feet in the fourth quarter of 2005.

The Miami Airport Industrial Parks Properties are located within the Miami-Dade
County market. The Miami-Dade County overall industrial vacancy rate as of the third quarter of 2006 was 3.8%. In this market, flex projects experienced a vacancy rate of 4.9% at the end of the second and third quarters 2006, 6.7% at the end of the first quarter 2006, and 6.1% at the end of the fourth quarter
2005. Warehouse projects experienced a vacancy rate of 3.7% at the end of the third quarter 2006, 4.1% at the end of second quarter 2006, 3.7% at the end of the first quarter 2006, and 4.0% at the end of the fourth quarter 2005. The overall Miami-Dade County Industrial market experienced a positive net absorption of approximately 1,057,887 square feet in the third quarter of 2006.

The average quoted asking rental rate for available industrial space was $7.66 per square foot per year at the end of the third quarter 2006 in the Miami-Dade
County market area, up $0.20 per square foot or 2.7% higher than the quoted rental rate average from the end of the second quarter 2006. The average quoted rate within the flex sector was $15.72 per square foot at the end of the third quarter 2006, while warehouse rates stood at $7.24. The overall industrial rental rate increased 5.9% from one year ago in the third quarter 2005 and 2.45%
in the second quarter of 2006. During this same period, the rental rate for flex space has experienced a 23.3% increase and the rental rate for warehouse space has increased an 11% increase.

THE BORROWERS. The borrowers are six tenants in common (collectively, the "Miami
Airport Industrial Parks Borrowers"), each of which is a single purpose entity, five of which are a Delaware limited liability company and one of which is a
Florida limited liability company. These entities are directly and/or indirectly owned by Francis Greenburger, Robert Lapin, West Eighties Equities II LLC, Time
Equities I Limited Partnership #10, 125 Maiden Equities LLC and other individual investors.

The sponsor is Francis Greenburger, who is also the founder, Chairman and CEO of
Time Equities, Inc. Founded in 1966, Time Equities, Inc. ("TEI") has been in the real estate investment, development and asset & property management business for more than 40 years. According to TEI, it currently holds in its own portfolio approximately 19.4 million square feet of residential, industrial, office and retail property.

PROPERTY MANAGEMENT. The property manager for the Miami Airport Industrial Parks
Loan is Americas Property Management Corporation, an unrelated third party that is not affiliated with the Miami Airport Industrial Parks Borrowers. The property manager is a full service commercial property management firm specializing in industrial and flex properties. According to Americas Property
Management Corporation, it was founded in 1995, and is the 5th largest commercial property management firm in South Florida. The company currently manages over 8 million square feet in 22 business parks and free standing buildings.

LOCKBOX. The Miami Airport Industrial Parks Loan requires a hard lockbox and springing cash management. The Miami Airport Industrial Parks Loan documents require the Miami Airport Industrial Parks Borrowers to direct the tenants to pay their rent directly to the lockbox account. Upon a Cash Management Period, payments in the cash collateral account will be applied to debt service and reserves in accordance with the loan documents.

___________________
(1)   Certain information in this section was obtained from a third party appraisal. The appraisal relies on many assumptions, and no representation is made as to the accuracy of the assumptions underlying the appraisal.

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       68

ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5

COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5
--------------------------------------------------------------------------------

A "Cash Management Period" will occur in an event of default or upon a Cash
Sweep Event and will end when the event of default no longer exists or a Cash
Sweep Termination Event has occurred.

A "Cash Sweep Event" will occur if the debt service coverage ratio as of the last day of any calendar quarter is less than 1.05:1.00.

A "Cash Sweep Termination Event" means that the debt service coverage ratio has been at least 1.10:1.00 for at least 2 consecutive calendar quarters and no event of default then exists.

CASHFLOW SWEEP. Commencing on the occurrence of a Cash Sweep Event (as defined above) any funds remaining in the cash collateral account after the funding of debt service, reserves, operating expenses and extraordinary expenses will be swept into the excess cash collateral account and held as additional collateral until the occurrence of a Cash Sweep Termination Event (as defined above).

ESCROWS/RESERVES. The following escrow/reserve accounts have been established with respect to the Miami Airport Industrial Parks Loan.

           -----------------------------------------------------
                             ESCROWS/RESERVES
                             ----------------
           TYPE:                            INITIAL      MONTHLY
           -----------------------------------------------------
           Taxes                           $207,322      $69,107
           Insurance                        $87,353      $43,677
           TI/LC Reserve                         $0      $15,417
           Capital Expenditure Reserve           $0       $6,153
           -----------------------------------------------------

This material is being provided by Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Countrywide Securities Corporation, IXIS Securities North America
Inc., Bear, Stearns & Co. Inc., KeyBanc Capital Markets, a Division of McDonald
Investments Inc. and Banc of America Securities LLC (collectively, the
"Underwriters") for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein.
The Underwriters make no representation regarding the likelihood that any of such assumptions will coincide with actual market conditions or events. The
Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).
Information contained in this material is current as of the date appearing in this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN SUPERSEDES ALL PRIOR INFORMATION REGARDING SUCH
ASSETS. ANY INFORMATION IN THIS MATERIAL, WHETHER REGARDING THE ASSETS BACKING
ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE, WILL BE SUPERSEDED BY THE
INFORMATION CONTAINED IN ANY PROSPECTUS DELIVERED TO YOU PRIOR TO THE TIME OF
SALE. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

                                       69

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX D

                    FORM OF CERTIFICATE ADMINISTRATOR REPORT

                                       D-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                           DISTRIBUTION DATE STATEMENT

STATEMENT SECTIONS                                          PAGE(S)
---------------------------------------------------------   -------
Certificate Distribution Detail                                2
Certificate Factor Detail                                      3
Reconciliation Detail                                          4
Other Required Information                                     5
Cash Reconciliation Detail                                     6
Ratings Detail                                                 7
Current Mortgage Loan and Property Stratification Tables      8-10
Mortgage Loan Detail                                           11
NOI Detail                                                     12
Principal Prepayment Detail                                    13
Historical Detail                                              14
Delinquency Loan Detail                                        15
Specially Serviced Loan Detail                               16-17
Advance Summary                                                18
Modified Loan Detail                                           19
Historical Liquidated Loan Detail                              20
Historical Bond / Collateral Realized Loss Reconciliation      21
Interest Shortfall Reconciliation Detail                     22-23
Supplemental Reporting                                         24

                                    DEPOSITOR

Merrill Lynch Mortgage Investors Inc.

4 World Financial Center, 16th Floor
250 Vesey Street
New York, NY 10080

Contact: Robert Denicola
Phone Number: (212) 449-1000

                                 MASTER SERVICER

KeyCorp Real Estate Capital Markets, Inc.
911 Main Street, Suite 1500
Kansas City, MO 64105

Contact: Marty O'Conner
Phone Number: (816)221-8800

                                 MASTER SERVICER

Wells Fargo Bank, N.A.
1320 Willow Pass Road, Suite 300
investorreporting@wellsfargo.com
Concord, CA 94520

Contact: Myung J. Nam
Phone Number:

                                SPECIAL SERVICER

CWCapital Asset Management LLC.
1919 Pennsylvania Avenue, NW
Suite 400
Washington, DC 20006-3434

Contact: Kathleen Olin
Phone Number: (202) 973-6375

This report has been compiled from information provided to Wells Fargo Bank,
N.A. by various third parties, which may include the Master Servicer, Special
Servicer and others. Wells Fargo Bank, N.A. has not independently confirmed the accuracy of information received from these third parties and assumes no duty to do so. Wells Fargo Bank, N.A. expressly disclaims any responsibility for the accuracy or completeness of information furnished by third parties.

Copyright, Wells Fargo Bank, N.A.                                   Page 1 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                         CERTIFICATE DISTRIBUTION DETAIL

               Pass-                                                            Realized Loss/                          Current
              Through  Original Beginning   Principal    Interest   Prepayment Additional Trust     Total     Ending Subordination
Class  CUSIP    Rate    Balance  Balance  Distribution Distribution   Premium    Fund Expenses  Distribution Balance   Level (1)
----------------------------------------------------------------------------------------------------------------------------------

 A-1         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 A-2         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 A-3         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 A-SB        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 A-4         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 A-1A        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  AM         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  AJ         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
A-2FL        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
A-3FL        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
A-4FL        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
AM-FL        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
AJ-FL        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  B          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  C          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  D          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  E          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  F          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  G          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  H          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  J          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  K          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  L          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  M          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  N          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  P          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  Q          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  Y          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
  Z          0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 R-I         0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
 R-II        0.000000%   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Totals                   0.00      0.00       0.00         0.00        0.00         0.00            0.00       0.00       0.00
==================================================================================================================================

                 Pass-     Original   Beginning                                               Ending
                Through    Notional    Notional     Interest     Prepayment       Total      Notional
Class  CUSIP      Rate      Amount      Amount    Distribution     Premium    Distribution    Amount
-----------------------------------------------------------------------------------------------------

  XC           0.000000%     0.00        0.00         0.00          0.00          0.00         0.00
  XP           0.000000%     0.00        0.00         0.00          0.00          0.00         0.00

(1)  Calculated by taking (A) the sum of the ending certificate balance of all classes less (B) the sum of (i) the ending balance of the designated class and (ii) the ending certificate balance of all classes which are not subordinate to the designated class and dividing the result by (A).

Copyright, Wells Fargo Bank, N.A.                                   Page 2 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                            CERTIFICATE FACTOR DETAIL

                                                                         Realized Loss/
                 Beginning     Principal      Interest     Prepayment   Additional Trust     Ending
Class   CUSIP     Balance    Distribution   Distribution     Premium      Fund Expenses      Balance
-----------------------------------------------------------------------------------------------------

 A-1            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 A-2            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 A-3            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 A-SB           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 A-4            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 A-1A           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  AM            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  AJ            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
A-2FL           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
A-3FL           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
A-4FL           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
AM-FL           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
AJ-FL           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  B             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  C             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  D             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  E             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  F             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  G             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  H             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  J             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  K             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  L             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  M             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  N             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  P             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  Q             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  Y             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
  Z             0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 R-I            0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000
 R-II           0.00000000    0.00000000     0.00000000    0.00000000      0.00000000      0.00000000

                 Beginning                                 Ending
                 Notional      Interest     Prepayment    Notional
Class   CUSIP     Amount     Distribution    Premium       Amount
-------------------------------------------------------------------
  XC            0.00000000    0.00000000    0.00000000   0.00000000
  XP            0.00000000    0.00000000    0.00000000   0.00000000

Copyright, Wells Fargo Bank, N.A.                                   Page 3 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                             RECONCILIATION DETAIL

PRINCIPAL RECONCILIATION

      Stated Beginning                                                              Stated Ending Unpaid Ending Current Principal
          Principal     Unpaid Beginning Scheduled Unscheduled  Principal  Realized   Principal     Principal      Distribution
           Balance     Principal Balance Principal  Principal  Adjustments   Loss      Balance       Balance         Amount
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Total       0.00              0.00          0.00       0.00        0.00      0.00       0.00           0.00           0.00
=================================================================================================================================

CERTIFICATE INTEREST RECONCILIATION

                                                                    Distributable                                   Remaining Unpaid
                         Accrued      Net Aggregate   Distributable  Certificate            Additional                Distributable
       Accrual Accrual Certificate     Prepayment      Certificate    Interest     WAC CAP  Trust Fund   Interest      Certificate
Class   Dates    Days    Interest  Interest Shortfall    Interest    Adjustment   Shortfall  Expenses  Distribution     Interest
------------------------------------------------------------------------------------------------------------------------------------

 A-1      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 A-2      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 A-3      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
A-SB      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 A-4      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
A-1A      0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 AM       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 AJ       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
A-2FL     0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
A-3FL     0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
A-4FL     0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
AM-FL     0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
AJ-FL     0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  B       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  C       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  D       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  E       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  F       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  G       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  H       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  J       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  K       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  L       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  M       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  N       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  P       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
  Q       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 XC       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
 XP       0       0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
------------------------------------------------------------------------------------------------------------------------------------
Totals            0       0.00             0.00           0.00          0.00         0.00      0.00        0.00           0.00
====================================================================================================================================

Copyright, Wells Fargo Bank, N.A.                                   Page 4 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                           OTHER REQUIRED INFORMATION

Available Distribution Amount (1)                                    0.00

Master Servicing Fee Summary

   Current Period Accrued Master Servicing Fees                      0.00
   Less Delinquent Master Servicing Fees                             0.00
   Less Reductions to Master Servicing Fees                          0.00
   Plus Master Servicing Fees for Delinquent Payments Received       0.00
   Plus Adjustments for Prior Master Servicing Calculation           0.00
   Total Master Servicing Fees Collected                             0.00

Current 1 Month LIBOR Rate                                       0.000000%
Next 1 Month LIBOR Rate                                          0.000000%

(1)  The Available Distribution Amount includes any Prepayment Premiums.

Appraisal Reduction Amount

         Appraisal   Cumulative   Most Recent
 Loan    Reduction      ASER       App. Red.
Number    Effected     Amount        Date
---------------------------------------------

---------------------------------------------
Total
=============================================

Copyright, Wells Fargo Bank, N.A.                                   Page 5 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                           CASH RECONCILIATION DETAIL

TOTAL FUNDS COLLECTED
   INTEREST:
      Interest paid or advanced                               0.00
      Interest reductions due to Non-Recoverability
         Determinations                                       0.00
      Interest Adjustments                                    0.00
      Deferred Interest                                       0.00
      Net Prepayment Interest Shortfall                       0.00
      Net Prepayment Interest Excess                          0.00
      Extension Interest                                      0.00
      Interest Reserve Withdrawal                             0.00
                                                                     ----
         TOTAL INTEREST COLLECTED                                    0.00

   PRINCIPAL:
      Scheduled Principal                                     0.00
      Unscheduled Principal                                   0.00
         Principal Prepayments                                0.00
         Collection of Principal after Maturity Date          0.00
         Recoveries from Liquidation and Insurance Proceeds   0.00
         Excess of Prior Principal Amounts paid               0.00
         Curtailments                                         0.00
      Negative Amortization                                   0.00
      Principal Adjustments                                   0.00
                                                                     ----
         TOTAL PRINCIPAL COLLECTED                                   0.00

   OTHER:
      Prepayment Penalties/Yield Maintenance                  0.00
      Repayment Fees                                          0.00
      Borrower Option Extension Fees                          0.00
      Equity Payments Received                                0.00
      Net Swap Counterparty Payments Received                 0.00
                                                                     ----
         TOTAL OTHER COLLECTED                                       0.00
                                                                     ----
TOTAL FUNDS COLLECTED                                                0.00
                                                                     ====

TOTAL FUNDS DISTRIBUTED
   FEES:
      Master Servicing Fee                                    0.00
      Trustee Fee                                             0.00
      Certificate Administration Fee                          0.00
      Insurer Fee                                             0.00
      Miscellaneous Fee                                       0.00
                                                                     ----
         TOTAL FEES                                                  0.00

   ADDITIONAL TRUST FUND EXPENSES:

      Reimbursement for Interest on Advances                  0.00
      ASER Amount                                             0.00
      Special Servicing Fee                                   0.00
      Rating Agency Expenses                                  0.00
      Attorney Fees & Expenses                                0.00
      Bankruptcy Expense                                      0.00
      Taxes Imposed on Trust Fund                             0.00
      Non-Recoverable Advances                                0.00
      Other Expenses                                          0.00
                                                                     ----
         TOTAL ADDITIONAL TRUST FUND EXPENSES                        0.00

   INTEREST RESERVE DEPOSIT                                          0.00

   PAYMENTS TO CERTIFICATEHOLDERS & OTHERS:
      Interest Distribution                                   0.00
      Principal Distribution                                  0.00
      Prepayment Penalties/Yield Maintenance                  0.00
      Borrower Option Extension Fees                          0.00
      Equity Payments Paid                                    0.00
      Net Swap Counterparty Payments Paid                     0.00
                                                                     ----
         TOTAL PAYMENTS TO CERTIFICATEHOLDERS & OTHERS               0.00
                                                                     ----
TOTAL FUNDS DISTRIBUTED                                              0.00
                                                                     ====

Copyright, Wells Fargo Bank, N.A.                                   Page 6 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                                 RATINGS DETAIL

                    Original Ratings        Current Ratings (1)
                -----------------------   -----------------------
Class   CUSIP   Fitch   Moody's   S & P   Fitch   Moody's   S & P
-----------------------------------------------------------------
 A-1
 A-2
 A-3
A-SB
 A-4
A-1A
 AM
 AJ
A-2FL
A-3FL
A-4FL
AM-FL
AJ-FL
  B
  C
  D
  E
  F
  G
  H
  J
  K
  L
  M
  N
  P
  Q
 XC
 XP

NR  - Designates that the class was not rated by the above agency at the time of original issuance.

X   - Designates that the above rating agency did not rate any classes in this transaction at the time of original issuance.

N/A - Data not available this period.

(1)  For any class not rated at the time of original  issuance by any particular rating  agency,  no request has been made  subsequent to issuance to obtain rating  information,  if any, from such rating agency.  The current ratings were obtained  directly from the applicable rating agency within 30 days of the payment date listed above. The ratings may have changed since they were obtained.  Because  the ratings  may have  changed,  you may want to obtain current ratings directly from the rating agencies.

Fitch, Inc.                Moody's Investors Service   Standard & Poor's Rating Services
One State Street Plaza     99 Church Street            55 Water Street
New York, New York 10004   New York, New York 10007    New York, New York 10041
(212) 908-0500             (212) 553-0300              (212) 438-2430

Copyright, Wells Fargo Bank, N.A.                                   Page 7 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                                SCHEDULED BALANCE

                                % of
Scheduled    # of   Scheduled   Agg.   WAM           Weighted
 Balance    loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
---------------------------------------------------------------

---------------------------------------------------------------
Totals
===============================================================

                                    STATE (3)

                                % of
            # of    Scheduled   Agg.   WAM           Weighted
 State     Props.    Balance    Bal.   (2)   WAC   Avg DSCR (1)
---------------------------------------------------------------

---------------------------------------------------------------
Totals
===============================================================

See footnotes on last page of this section.

Copyright, Wells Fargo Bank, N.A.                                   Page 8 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

            CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

                           DEBT SERVICE COVERAGE RATIO

                                     % of
 Debt Service     # of   Scheduled   Agg.   WAM           Weighted
Coverage Ratio   loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
--------------------------------------------------------------------

--------------------------------------------------------------------
Totals
====================================================================

                                    NOTE RATE

                                     % of
     Note         # of   Scheduled   Agg.   WAM           Weighted
     Rate        loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
--------------------------------------------------------------------

--------------------------------------------------------------------
Totals
====================================================================

                                PROPERTY TYPE (3)

                                     % of
                 # of    Scheduled   Agg.   WAM           Weighted
Property Type   Props.    Balance    Bal.   (2)   WAC   Avg DSCR (1)
--------------------------------------------------------------------

--------------------------------------------------------------------
Totals
====================================================================

                                    SEASONING

                                     % of
                 # of    Scheduled   Agg.   WAM           Weighted
  Seasoning      loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
--------------------------------------------------------------------

--------------------------------------------------------------------
Totals
====================================================================

See footnotes on last page of this section.

Copyright, Wells Fargo Bank, N.A.                                   Page 9 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

           CURRENT MORTGAGE LOAN AND PROPERTY STRATIFICATION TABLES

               ANTICIPATED REMAINING TERM (ARD AND BALLOON LOANS)

                                         % of
    Anticipated       # of   Scheduled   Agg.   WAM           Weighted
Remaining Term (2)   loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
------------------------------------------------------------------------

------------------------------------------------------------------------
Totals
========================================================================

                             AGE OF MOST RECENT NOI

                                         % of
    Age of Most       # of   Scheduled   Agg.   WAM           Weighted
    Recent NOI       loans    Balance    Bal.   (2)   WAC   Avg DSCR (1)
------------------------------------------------------------------------

------------------------------------------------------------------------
Totals
========================================================================

(1)  Debt Service Coverage Ratios are updated periodically as new NOI figures become available from borrowers on an asset level. In all cases, the most recent DSCR provided by the Servicer is used. To the extent that no DSCR is provided by the Servicer, information from the offering document is used.
     The Trustee makes no representations as to the accuracy of the data provided by the borrower for this calculation.

(2)  Anticipated Remaining Term and WAM are each calculated based upon the term from the current month to the earlier of the Anticipated Repayment Date, if applicable, and the maturity date.

(3)  Data in this table was calculated by allocating pro-rata the current loan information to the properties based upon the Cut-off Date balance of each property as disclosed in the offering document.

Copyright, Wells Fargo Bank, N.A.                                  Page 10 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                              MORTGAGE LOAN DETAIL

                                                                 Anticipated             Neg.
 Loan         Property              Interest  Principal   Gross   Repayment   Maturity  Amort
Number  ODCR   Type(1)  City State   Payment   Payment   Coupon      Date       Date    (Y/N)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Totals
=============================================================================================

        Beginning   Ending    Paid  Appraisal  Appraisal   Res.   Mod.
 Loan   Scheduled  Scheduled  Thru  Reduction  Reduction  Strat.  Code
Number   Balance    Balance   Date     Date      Amount     (2)    (3)
----------------------------------------------------------------------

----------------------------------------------------------------------
Totals
======================================================================

                             (1) Property Type Code

MF - Multi-Family
RT - Retail
HC - Health Care
IN - Industrial
WH - Warehouse
MH - Mobile Home Park
OF - Office
MU - Mixed Use
LO - Lodging
SS - Self Storage
OT - Other

                          (2) Resolution Strategy Code

1  - Modification
2  - Foreclosure
3  - Bankruptcy
4  - Extension
5  - Note Sale
6  - DPO
7  - REO
8  - Resolved
9  - Pending Return to Master Servicer
10 - Deed in Lieu Of Foreclosure
11 - Full Payoff
12 - Reps and Warranties
13 - Other or TBD

                              (3) Modification Code

1  - Maturity Date Extension
2  - Amortization Change
3  - Principal Write-Off
4  - Combination

Copyright, Wells Fargo Bank, N.A.                                  Page 11 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                                   NOI DETAIL

                                            Ending       Most       Most    Most Recent   Most Recent
 Loan           Property                  Scheduled     Recent     Recent    NOI Start      NOI End
Number   ODCR     Type     City   State    Balance    Fiscal NOI     NOI       Date           Date
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Total
=====================================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 12 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                           PRINCIPAL PREPAYMENT DETAIL

                                                   Principal Prepayment Amount                   Prepayment Penalties
                           Offering Document   ----------------------------------   ----------------------------------------------
Loan Number   Loan Group    Cross-Reference    Payoff Amount   Curtailment Amount   Prepayment Premium   Yield Maintenance Premium
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Totals
==================================================================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 13 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                                HISTORICAL DETAIL

                                             Delinquencies

Distribution    30-59 Days    60-89 Days   90 Days or More   Foreclosure        REO      Modifications
    Date       #   Balance   #   Balance     #   Balance     #   Balance   #   Balance    #   Balance
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------

                       Prepayments             Rate and Maturities
               --------------------------   -------------------------
Distribution   Curtailments      Payoff     Next Weighted Avg.
    Date        #   Balance   #   Balance     Coupon   Remit     WAM
---------------------------------------------------------------------

---------------------------------------------------------------------

Note: Foreclosure and REO Totals are excluded from the delinquencies.

Copyright, Wells Fargo Bank, N.A.                                  Page 14 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                             DELINQUENCY LOAN DETAIL

                Offering      # of                Current Outstanding Status of
                Document     Months Paid Through   P & I     P & I    Mortgage
Loan Number Cross-Reference Delinq.     Date     Advances  Advances**  Loan (1)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Totals
===============================================================================

            Resolution                             Actual  Outstanding
             Strategy    Servicing   Foreclosure Principal  Servicing  Bankruptcy  REO
Loan Number  Code (2)  Transfer Date     Date     Balance    Advances     Date    Date
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Totals
======================================================================================

                           (1) Status of Mortgage Loan

A  - Payments Not Received But Still in Grace Period
B  - Late Payment But Less Than 1 Month Delinquent
0  - Current
1  - One Month Delinquent
2  - Two Months Delinquent
3  - Three or More Months Delinquent
4  - Assumed Scheduled Payment (Performing Matured Loan)
7  - Foreclosure
9  - REO

                          (2) Resolution Strategy Code

1  - Modification
2  - Foreclosure
3  - Bankruptcy
4  - Extension
5  - Note Sale
6  - DPO
7  - REO
8  - Resolved
9  - Pending Return to Master Servicer
10 - Deed In Lieu Of Forclosure
11 - Full Payoff
12 - Reps and Warranties
13 - Other or TBD

Copyright, Wells Fargo Bank, N.A.                                  Page 15 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                     SPECIALLY SERVICED LOAN DETAIL - PART 1

                        Offering    Servicing Resolution
Distribution  Loan      Document     Transfer  Strategy  Scheduled Property
    Date     Number Cross-Reference    Date    Code (1)   Balance  Type (2) State
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------

                                 Net                              Remaining
Distribution Interest  Actual Operating  NOI      Note Maturity Amortization
    Date       Rate   Balance   Income  Date DSCR Date   Date       Term
----------------------------------------------------------------------------

----------------------------------------------------------------------------

                          (1) Resolution Strategy Code

1  - Modification
2  - Foreclosure
3  - Bankruptcy
4  - Extension
5  - Note Sale
6  - DPO
7  - REO
8  - Resolved
9  - Pending Return to Master Servicer
10 - Deed In Lieu Of Foreclosure
11 - Full Payoff
12 - Reps and Warranties
13 - Other or TBD

                             (2) Property Type Code

MF - Multi-Family
RT - Retail
HC - Health Care
IN - Industrial
WH - Warehouse
MH - Mobile Home Park
OF - Office
MU - Mixed use
LO - Lodging
SS - Self Storage
OT - Other

Copyright, Wells Fargo Bank, N.A.                                  Page 16 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                     SPECIALLY SERVICED LOAN DETAIL - PART 2

                          Offering     Resolution     Site
Distribution   Loan       Document      Strategy   Inspection                Appraisal  Appraisal      Other REO
    Date      Number  Cross-Reference    Code(1)      Date     Phase 1 Date     Date      Value    Property Revenue  Comment
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

(1) Resolution Strategy Code

1  - Modification
2  - Foreclosure
3  - Bankruptcy
4  - Extension
5  - Note Sale
6  - DPO
7  - REO
8  - Resolved
9  - Pending Return to Master Servicer
10 - Deed In Lieu Of Foreclosure
11 - Full Payoff
12 - Reps and Warranties
13 - Other or TBD

Copyright, Wells Fargo Bank, N.A.                                  Page 17 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                                 ADVANCE SUMMARY

                                                                    Current Period Interest
            Current P&I   Outstanding P&I   Outstanding Servicing     on P&I and Servicing
              Advances        Advances             Advances              Advances Paid
-------------------------------------------------------------------------------------------

Totals          0.00            0.00                 0.00                     0.00
===========================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 18 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                              MODIFIED LOAN DETAIL

           Offering
 Loan      Document    Pre-Modification Post-Modification Pre-Modification Post-Modification Modification
Number Cross-Reference      Balance           Balance       Interest Rate    Interest Rate       Date     Modification Description
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Totals
==================================================================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 19 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                        HISTORICAL LIQUIDATED LOAN DETAIL

                  Beginning      Fees,      Most Recent   Gross Sales  Net Proceeds  Net Proceeds
Distribution      Scheduled    Advances,     Appraised    Proceeds or   Received on Available for
    Date     ODCR  Balance  and Expenses * Value or BPO Other Proceeds  Liquidation  Distribution
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
Current Total
-------------------------------------------------------------------------------------------------
Cumulative Total
=================================================================================================

----------------------------------------------------------------------------------
                           Date of Current Current Period Cumulative  Loss to Loan
Distribution    Realized      Period Adj.    Adjustment   Adjustment    with Cum
    Date     Loss to Trust     to Trust       to Trust     to Trust  Adj. to Trust
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Current Total
----------------------------------------------------------------------------------
Cumulative Total
==================================================================================

*    Fees, Advances and Expenses also include outstanding P & I advances and unpaid fees (servicing, trustee, etc.).

Copyright, Wells Fargo Bank, N.A.                                  Page 20 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

              HISTORICAL BOND/COLLATERAL LOSS RECONCILIATION DETAIL

                 Offering       Beginning     Aggregate    Prior Realized     Amounts      Interest
Distribution     Document        Balance    Realized Loss   Loss Applied    Covered by   (Shortages)/
    Date     Cross-Reference at Liquidation   on Loans    to Certificates Credit Support   Expenses
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
Totals
=====================================================================================================

              Modification   Additional      Realized Loss     Recoveries of      (Recoveries)/
Distribution   /Appraisal   (Recoveries)      Applied to      Realized Losses   Losses Applied to
    Date     Reduction Adj.  /Expenses   Certificates to Date   Paid as Cash  Certificate Interest
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Totals
==================================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 21 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                INTEREST SHORTFALL RECONCILIATION DETAIL - PART 1

    Offering    Stated Principal Current Ending    Special Servicing Fees
    Document       Balance at       Scheduled   ----------------------------
Cross-Reference   Contribution       Balance    Monthly Liquidation Work Out ASER
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
Totals
=================================================================================

    Offering                  Non-Recoverable             Modified Interest Additional
    Document                    (Scheduled    Interest on  Rate (Reduction) Trust Fund
Cross-Reference (PPIS) Excess    Interest)      Advances       /Excess        Expense
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Totals
======================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 22 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                INTEREST SHORTFALL RECONCILIATION DETAIL - PART 2

                                                Reimb of Advances to the Servicer
    Offering    Stated Principal Current Ending ---------------------------------
    Document       Balance at       Scheduled                  Left to Reimburse  Other (Shortfalls)/
Cross-Reference   Contribution       Balance     Current Month  Master Servicer         Refunds       Comments
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Totals
==============================================================================================================
Interest Shortfall Reconciliation Detail Part 2 Total                 0.00
==============================================================================================================
Interest Shortfall Reconciliation Detail Part 1 Total                 0.00
==============================================================================================================
Total Interest Shortfall Allocated to Trust                           0.00
==============================================================================================================

Copyright, Wells Fargo Bank, N.A.                                  Page 23 of 24

[WELLS FARGO LOGO]                ML-CFC COMMERCIAL MORTGAGE TRUST         For Additional Information please contact
                           COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES            CTSLink Customer Service
                                           SERIES 2007-5                                  (301) 815-6600
                                                                            Reports Available @ www.ctslink.com/cmbs

WELLS FARGO BANK, N.A.
CORPORATE TRUST SERVICES                                                   PAYMENT DATE:       04/13/2007
9062 OLD ANNAPOLIS ROAD                                                    RECORD DATE:        03/30/2007
COLUMBIA, MD 21045-1951                                                    DETERMINATION DATE:

                             SUPPLEMENTAL REPORTING

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Copyright, Wells Fargo Bank, N.A.                                  Page 24 of 24

                                     ANNEX E

                  CLASS A-SB PLANNED PRINCIPAL BALANCE SCHEDULE

                                             PRINCIPAL
                        DISTRIBUTION        BALANCE ($)
                       --------------    ----------------
                           4/2007         187,053,000.00
                           5/2007         187,053,000.00
                           6/2007         187,053,000.00
                           7/2007         187,053,000.00
                           8/2007         187,053,000.00
                           9/2007         187,053,000.00
                          10/2007         187,053,000.00
                          11/2007         187,053,000.00
                          12/2007         187,053,000.00
                           1/2008         187,053,000.00
                           2/2008         187,053,000.00
                           3/2008         187,053,000.00
                           4/2008         187,053,000.00
                           5/2008         187,053,000.00
                           6/2008         187,053,000.00
                           7/2008         187,053,000.00
                           8/2008         187,053,000.00
                           9/2008         187,053,000.00
                          10/2008         187,053,000.00
                          11/2008         187,053,000.00
                          12/2008         187,053,000.00
                           1/2009         187,053,000.00
                           2/2009         187,053,000.00
                           3/2009         187,053,000.00
                           4/2009         187,053,000.00
                           5/2009         187,053,000.00
                           6/2009         187,053,000.00
                           7/2009         187,053,000.00
                           8/2009         187,053,000.00
                           9/2009         187,053,000.00
                          10/2009         187,053,000.00
                          11/2009         187,053,000.00
                          12/2009         187,053,000.00
                           1/2010         187,053,000.00
                           2/2010         187,053,000.00
                           3/2010         187,053,000.00
                           4/2010         187,053,000.00
                           5/2010         187,053,000.00
                           6/2010         187,053,000.00
                           7/2010         187,053,000.00
                           8/2010         187,053,000.00
                           9/2010         187,053,000.00
                          10/2010         187,053,000.00
                          11/2010         187,053,000.00
                          12/2010         187,053,000.00
                           1/2011         187,053,000.00
                           2/2011         187,053,000.00
                           3/2011         187,053,000.00
                           4/2011         187,053,000.00
                           5/2011         187,053,000.00
                           6/2011         187,053,000.00
                           7/2011         187,053,000.00
                           8/2011         187,053,000.00
                           9/2011         187,053,000.00
                          10/2011         187,053,000.00
                          11/2011         187,053,000.00
                          12/2011         187,053,000.00
                           1/2012         187,053,000.00
                           2/2012         187,053,000.00
                           3/2012         187,052,577.36
                           4/2012         184,340,934.44
                           5/2012         181,264,479.70
                           6/2012         178,523,982.14
                           7/2012         175,419,044.00
                           8/2012         172,648,976.03
                           9/2012         169,864,899.13
                          10/2012         166,717,562.79
                          11/2012         163,903,478.81
                          12/2012         160,726,948.78
                           1/2013         157,884,017.98
                           2/2013         155,024,612.06
                           3/2013         151,108,614.75
                           4/2013         148,214,894.18
                           5/2013         144,960,260.85
                           6/2013         142,035,415.91
                           7/2013         138,750,501.79
                           8/2013         135,794,220.37
                           9/2013         132,822,976.80
                          10/2013         129,492,921.42
                          11/2013         124,033,655.45
                          12/2013         120,117,658.14
                           1/2014         117,100,949.82
                           2/2014         113,184,952.51
                           3/2014         109,268,955.20
                           4/2014         106,226,462.37
                           5/2014         102,834,614.60
                           6/2014          99,759,555.39
                           7/2014          96,336,023.79
                           8/2014          93,228,071.67
                           9/2014          90,104,391.96
                          10/2014          86,633,557.28
                          11/2014          83,476,497.19
                          12/2014          79,560,499.88
                           1/2015          76,369,724.68
                           2/2015          73,162,800.96
                           3/2015          64,729,227.05
                           4/2015          61,517,509.95
                           5/2015          57,601,512.64
                           6/2015          53,685,515.33
                           7/2015          50,312,152.76
                           8/2015          47,241,946.46
                           9/2015          44,156,116.68
                          10/2015          40,735,817.28
                          11/2015          37,616,883.16
                          12/2015          32,625,896.02
                           1/2016          29,476,765.56
                           2/2016          26,311,607.32
                           3/2016          22,395,610.01
                           4/2016          19,214,451.48
                           5/2016          15,704,153.57
                           6/2016          12,488,949.30
                           7/2016           8,572,952.00
                           8/2016           3,232,979.62
                           9/2016                 973.23
                          10/2016
                       and thereafter               0.00

                                       E-1

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

                                     ANNEX F

          GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

      Except in limited circumstances, the globally offered ML-CFC Commercial
Mortgage Trust 2007-5, Commercial Mortgage Pass-Through Certificates, Series
2007-5, class A-1, class A-2, class A-3, class A-SB, class A-4, class A-1A, class AM, class AJ, class B, class C and class D, will be available only in book-entry form.

      The book-entry certificates will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

      Secondary market trading between investors holding book-entry certificates through Clearstream and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurobond practice, which is seven calendar days' settlement.

      Secondary market trading between investors holding book-entry certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

      Secondary cross-market trading between member organizations of Clearstream or Euroclear and DTC participants holding book-entry certificates will be accomplished on a delivery against payment basis through the respective depositaries of Clearstream and Euroclear, in that capacity, as DTC participants.

      As described under "U.S. Federal Income Tax Documentation Requirements"
below, non-U.S. holders of book-entry certificates will be subject to U.S.
withholding taxes unless those holders meet specific requirements and deliver appropriate U.S. tax documents to the securities clearing organizations of their participants.

INITIAL SETTLEMENT

      All certificates of each class of offered certificates will be held in registered form by DTC in the name of Cede & Co. as nominee of DTC. Investors'
interests in the book-entry certificates will be represented through financial institutions acting on their behalf as direct and indirect DTC participants. As a result, Clearstream and Euroclear will hold positions on behalf of their member organizations through their respective depositaries, which in turn will hold positions in accounts as DTC participants.

      Investors' securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

      Investors electing to hold their book-entry certificates through
Clearstream or Euroclear accounts will follow the settlement procedures applicable to conventional Eurobonds, except that there will be no temporary global security and no "lock up" or restricted period. Global securities will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

SECONDARY MARKET TRADING

      Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

      Trading between DTC Participants. Secondary market trading between DTC participants will be settled in same-day funds.

      Trading between Clearstream and/or Euroclear Participants. Secondary market trading between member organizations of Clearstream or Euroclear will be settled using the procedures applicable to conventional Eurobonds in same-day funds.

                                       F-1

      Trading between DTC Seller and Clearstream or Euroclear Purchaser. When
book-entry certificates are to be transferred from the account of a DTC participant to the account of a member organization of Clearstream or Euroclear, the purchaser will send instructions to Clearstream or Euroclear through that member organization at least one business day prior to settlement. Clearstream or Euroclear, as the case may be, will instruct the respective depositary to receive the book-entry certificates against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. Payment will then be made by the respective depositary to the DTC participant's account against delivery of the book-entry certificates. After settlement has been completed, the book-entry certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the account of the member organization of Clearstream or
Euroclear, as the case may be. The securities credit will appear the next day,
European time, and the cash debit will be back-valued to, and the interest on the book-entry certificates will accrue from, the value date, which would be the preceding day when settlement occurred in New York. If settlement is not completed on the intended value date, which means the trade fails, the
Clearstream or Euroclear cash debit will be valued instead as of the actual settlement date.

      Member organizations of Clearstream and Euroclear will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to pre-position funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream or Euroclear. Under this approach, they may take on credit exposure to Clearstream or Euroclear until the book-entry certificates are credited to their accounts one day later.

      As an alternative, if Clearstream or Euroclear has extended a line of credit to them, member organizations of Clearstream or Euroclear can elect not to pre-position funds and allow that credit line to be drawn upon to finance settlement. Under this procedure, the member organizations purchasing book-entry certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the book-entry certificates were credited to their accounts.
However, interest on the book-entry certificates would accrue from the value date. Therefore, in many cases the investment income on the book-entry certificates earned during that one-day period may substantially reduce or offset the amount of those overdraft charges, although this result will depend on the cost of funds of the respective member organization of Clearstream or
Euroclear.

      Since the settlement is taking place during New York business hours, DTC participants can employ their usual procedures for sending book-entry certificates to the respective depositary for the benefit of member organizations of Clearstream or Euroclear. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC participant a cross-market transaction will settle no differently than a trade between two DTC participants.

      Trading between Clearstream or Euroclear Seller and DTC Purchaser. Due to
time zone differences in their favor, member organizations of Clearstream or
Euroclear may employ their customary procedures for transactions in which book-entry certificates are to be transferred by the respective clearing system, through the respective depositary, to a DTC participant. The seller will send instructions to Clearstream or Euroclear through a member organization of
Clearstream or Euroclear at least one business day prior to settlement. In these cases, Clearstream or Euroclear, as appropriate, will instruct the respective depositary to deliver the book-entry certificates to the DTC participant's account against payment. Payment will include interest accrued on the book-entry certificates from and including the 1st day of the interest accrual period coinciding with or commencing in, as applicable, the calendar month in which the last coupon payment date occurs (or, if no coupon payment date has occurred, from and including the first day of the initial interest accrual period) to and excluding the settlement date. The payment will then be reflected in the account of the member organization of Clearstream or Euroclear the following day, and receipt of the cash proceeds in the account of that member organization of
Clearstream or Euroclear would be back-valued to the value date, which would be the preceding day, when settlement occurred in New York. Should the member organization of Clearstream or Euroclear have a line of credit with its respective clearing system and elect to be in debit in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft charges incurred over the one-day period. If settlement is not completed on the intended value date, which means the trade fails, receipt of the cash proceeds in the account of the member organization of Clearstream or
Euroclear would be valued instead as of the actual settlement date.

                                       F-2

      Finally, day traders that use Clearstream or Euroclear and that purchase book-entry certificates from DTC participants for delivery to member organizations of Clearstream or Euroclear should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

      o     borrowing through Clearstream or Euroclear for one day, until the purchase side of the day trade is reflected in their Clearstream or
            Euroclear accounts, in accordance with the clearing system's customary procedures;

      o     borrowing the book-entry certificates in the United States from a
            DTC participant no later than one day prior to settlement, which would allow sufficient time for the book-entry certificates to be reflected in their Clearstream or Euroclear accounts in order to settle the sale side of the trade; or

      o     staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC participant is at least one day prior to the value date for the sale to the member organization of Clearstream or Euroclear.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

      A holder that is not a "United States person" (a "U.S. person") within the meaning of Section 7701(a)(30) of the Internal Revenue Code (a "non-U.S.
holder") holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax unless such holder provides certain documentation to the issuer of such holder's book-entry certificate, the paying agent or any other entity required to withhold tax (any of the foregoing, a
"U.S. withholding agent") establishing an exemption from withholding. A non-U.S.
holder may be subject to withholding unless each U.S. withholding agent receives:

      1.    from a non-U.S. holder that is classified as a corporation for U.S.
            federal income tax purposes or is an individual, and is eligible for the benefits of the portfolio interest exemption or an exemption (or reduced rate) based on a treaty, a duly completed and executed IRS
            Form W-8BEN (or any successor form);

      2.    from a non-U.S. holder that is eligible for an exemption on the basis that the holder's income from the certificate is effectively connected to its U.S. trade or business, a duly completed and executed IRS Form W-8ECI (or any successor form);

      3.    from a non-U.S. holder that is classified as a partnership for U.S.
            federal income tax purposes, a duly completed and executed IRS Form
            W-8IMY (or any successor form) with all supporting documentation (as specified in the U.S. Treasury Regulations) required to substantiate exemptions from withholding on behalf of its partners; certain partnerships may enter into agreements with the IRS providing for different documentation requirements and it is recommended that such partnerships consult their tax advisors with respect to these certification rules;

      4.    from a non-U.S. holder that is an intermediary (i.e., a person acting as a custodian, a broker, nominee or otherwise as an agent for the beneficial owner of a certificate):

            (a)   if the intermediary is a "qualified intermediary" within the meaning of section 1.1441-1(e)(5)(ii) of the U.S. Treasury
                  Regulations (a "qualified intermediary"), a duly completed and executed IRS Form W-8IMY (or any successor or substitute
                  form):

                  (i)   stating the name, permanent residence address and
                        qualified intermediary employer identification number of
                        the qualified intermediary and the country under the
                        laws of which the qualified intermediary is created,
                        incorporated or governed;

                  (ii)  certifying that the qualified intermediary has provided, or will provide, a withholding statement as required
                        under section 1.1441-1(e)(5)(v) of the U.S. Treasury
                        Regulations;

                                       F-3

                  (iii) certifying that, with respect to accounts it identifies on its withholding statement, the qualified intermediary
                        is not acting for its own account but is acting as a
                        qualified intermediary; and

                  (iv)  providing any other information, certifications, or
                        statements that may be required by the IRS Form W-8IMY
                        or accompanying instructions in addition to, or in lieu
                        of, the information and certifications described in
                        section 1.1441-1(e)(3)(ii) or 1.1441-1(e)(5)(v) of the
                        U.S. Treasury Regulations; or

            (b)   if the intermediary is not a qualified intermediary (a
                  "nonqualified intermediary"), a duly completed and executed
                  IRS Form W-8IMY (or any successor or substitute form):

                  (i)   stating the name and permanent residence address of the
                        nonqualified intermediary and the country under the laws
                        of which the nonqualified intermediary is created,
                        incorporated or governed;

                  (ii)  certifying that the nonqualified intermediary is not acting for its own account;

                  (iii) certifying that the nonqualified intermediary has
                        provided, or will provide, a withholding statement that
                        is associated with the appropriate IRS Forms W-8 and W-9
                        required to substantiate exemptions from withholding on
                        behalf of such nonqualified intermediary's beneficial
                        owners; and

                  (iv)  providing any other information, certifications or
                        statements that may be required by the IRS Form W-8IMY
                        or accompanying instructions in addition to, or in lieu
                        of, the information, certifications, and statements
                        described in section 1.1441-1(e)(3)(iii) or (iv) of the
                        U.S. Treasury Regulations; or

      5.    from a non-U.S. holder that is a trust, depending on whether the trust is classified for U.S. federal income tax purposes as the beneficial owner of the certificate, either an IRS Form W-8BEN or
            W-8IMY; any non-U.S. holder that is a trust should consult its tax advisors to determine which of these forms it should provide.

      All non-U.S. holders will be required to update the above-listed forms and any supporting documentation in accordance with the requirements under the U.S.
Treasury Regulations. These forms generally remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect. Under certain circumstances, an IRS Form W-8BEN, if furnished with a taxpayer identification number, remains in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.

      In addition, all holders, including holders that are U.S. persons, holding book-entry certificates through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

      o     provides the appropriate IRS Form W-8 (or any successor or substitute form), duly completed and executed, if the holder is a
            non-U.S. holder;

      o     provides a duly completed and executed IRS Form W-9, if the holder is a U.S. person; or

      o     can be treated as an "exempt recipient" within the meaning of section 1.6049-4(c)(1)(ii) of the U.S. Treasury Regulations (e.g., a
            corporation or a financial institution such as a bank).

      This summary does not deal with all of the aspects of U.S. federal income tax withholding or backup withholding that may be relevant to investors that are
non-U.S. holders. Such holders are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of book-entry certificates.

                                       F-4

PROSPECTUS

              MERRILL LYNCH MORTGAGE INVESTORS, INC., THE DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, ISSUABLE IN SERIES

     We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We intend to offer from time to time mortgage pass-through certificates, issuable in series. These offers may be made through one or more different methods, including offerings through underwriters. We do not currently intend to list the offered certificates of any series on any national securities exchange or the NASDAQ stock market. See "METHOD OF DISTRIBUTION."

      THE OFFERED CERTIFICATES:               ASSETS OF THE ISSUING ENTITY:

The offered certificates will be        The assets of each issuing entity will
issuable in series. The issuing         include--
entity for each series of offered
certificates will be a statutory or     o    mortgage loans secured by first
common law trust created at our              and/or junior liens on, or security
direction. Each series of offered            interests in, various interests in
certificates will--                          commercial and multifamily real
                                             properties,
o    have its own series designation,
     and                                o    mortgage-backed securities that
                                             directly or indirectly evidence
o    consist of one or more classes          interests in, or are directly or
     with various payment                    indirectly secured by, those types
     characteristics.                        of mortgage loans, or

The offered certificates will           o    some combination of those types of
represent interests only in the              mortgage loans and mortgage-backed
issuing entity. The offered                  securities.
certificates will not represent
interests in or obligations of the      The assets of the issuing entity may
depositor, any of the sponsors or any   also include cash, permitted
of our or their respective              investments, letters of credit, surety
affiliates.                             bonds, insurance policies, guarantees,
                                        reserve funds, guaranteed investment
                                        contracts, interest rate exchange
                                        agreements, interest rate cap or floor
                                        agreements or currency exchange
                                        agreements.

     In connection with each offering, we will prepare a supplement to this prospectus in order to describe in more detail the particular certificates being offered and the assets of the related issuing entity, which may consist of any of the assets described under "THE TRUST FUND.". In that document, we will also state the price to the public for the subject offered certificates or explain the method for determining that price, identify the applicable lead or managing underwriter(s), if any, and provide information regarding the relevant underwriting arrangements and the underwriters' compensation. We will identify in each prospectus supplement the sponsor or sponsors for the subject securitization transaction.

     Structural credit enhancement will be provided for the respective classes of offered certificates through overcollateralization, the subordination of more junior classes of offered and/or non-offered certificates, the use of a letter of credit, a surety bond, an insurance policy or a guarantee, the establishment of one or more reserve funds or any combination of the foregoing. Payments on a class of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually or at any other specified interval, commencing on the distribution date specified in the related prospectus supplement.

     YOU SHOULD CAREFULLY CONSIDER THE RISK FACTORS BEGINNING ON PAGE 18 IN THIS
PROSPECTUS PRIOR TO INVESTING.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THE OFFERED CERTIFICATES OR PASSED
UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.

                The date of this prospectus is February 20, 2007.

                                                                            Page
                                                                            ----

   Arrangements Providing Reinvestment, Interest Rate and Currency

   Collection and Other Servicing Procedures with Respect to Mortgage

   Matters Regarding the Master Servicer, the Special Servicer, the

   Incorporation of Certain Documents by Reference; Reports Filed with
      the SEC............................................................    110
   Reports to Certificateholders.........................................    111

                                       -2-

                                       -3-

       IMPORTANT NOTICE ABOUT THE INFORMATION PRESENTED IN THIS PROSPECTUS

     When deciding whether to invest in any of the offered certificates, you should only rely on the information contained in this prospectus and the related prospectus supplement. We have not authorized any dealer, salesman or other person to give any information or to make any representation that is different.
In addition, information in this prospectus or any related prospectus supplement is current only as of the date on its cover. By delivery of this prospectus and any related prospectus supplement, we are not offering to sell any securities, and are not soliciting an offer to buy any securities, in any state where the offer and sale is not permitted.

                              AVAILABLE INFORMATION

     We have filed with the Securities and Exchange Commission a registration statement under the Securities Act of 1933, as amended, with respect to the certificates offered by this prospectus. The Securities Act registration statement number for that registration statement is 333-130408. This prospectus is part of that registration statement, but the registration statement contains additional information. Any materials, including our registration statement and the exhibits to it, that we file with the Securities and Exchange Commission may be read and copied at prescribed rates at the SEC's Public Reference Room at 100
F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The
SEC maintains an internet website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC, in addition to copies of these materials, and that internet website is located at http://www.sec.gov.

                                       -4-

--------------------------------------------------------------------------------

                              SUMMARY OF PROSPECTUS

     This summary contains selected information from this prospectus. It does not contain all of the information you need to consider in making your investment decision. TO UNDERSTAND ALL OF THE TERMS OF A PARTICULAR OFFERING OF
CERTIFICATES, YOU SHOULD READ CAREFULLY THIS PROSPECTUS AND THE RELATED
PROSPECTUS SUPPLEMENT IN FULL.

THE DEPOSITOR.................   We are Merrill Lynch Mortgage Investors, Inc.,
                                 the depositor with respect to each series of
                                 offered certificates. We are a special purpose
                                 Delaware corporation. Our principal offices are
                                 located at 4 World Financial Center, 10th
                                 Floor, 250 Vesey Street, New York, New York
                                 10080. Our main telephone number is
                                 212-449-1000. We will acquire the mortgage
                                 assets that are to back each series of offered
                                 certificates and transfer them to the issuing
                                 entity. See "THE DEPOSITOR."

THE SPONSOR...................   Unless we state otherwise in the related
                                 prospectus supplement, Merrill Lynch Mortgage
                                 Lending, Inc., which is our affiliate, will be
                                 a sponsor with respect to each securitization
                                 transaction involving the issuance of a series
                                 of offered certificates. If and to the extent
                                 that there are other sponsors with respect to
                                 any securitization transaction involving the
                                 issuance of a series of offered certificates,
                                 we will identify each of those sponsors and
                                 include relevant information with respect
                                 thereto in the related prospectus supplement.
                                 With respect to any securitization transaction
                                 involving the issuance of a series of offered
                                 certificates, a sponsor will be a person or
                                 entity that organizes and initiates that
                                 securitization transaction by selling or
                                 transferring assets, either directly or
                                 indirectly, including through an affiliate, to
                                 the issuing entity. See "THE SPONSOR."

THE ISSUING ENTITIES..........   The issuing entity with respect to each series
                                 of offered certificates will be a statutory or
                                 common law trust created at our direction. Each
                                 issuing entity will own and hold assets of the
                                 type described under "THE TRUST FUND" and be
                                 the entity in whose name the subject offered
                                 certificates are issued.

THE ORIGINATORS...............   Some or all of the mortgage loans backing a
                                 series of offered certificates may be
                                 originated by Merrill Lynch Mortgage Lending,
                                 Inc. or by one of our other affiliates. In
                                 addition, there may be other third-party
                                 originators of the mortgage loans backing a
                                 series of offered certificates. See "THE TRUST
                                 FUND--Mortgage Loans--Originators." We will
                                 identify in the related prospectus supplement
                                 for each series of offered certificates any
                                 originator or group of affiliated originators
                                 --apart from a sponsor and/or its affiliates--
                                 that originated or is expected to originate
                                 mortgage loans representing 10% or more of the
                                 related mortgage asset pool, by balance.

THE SECURITIES BEING OFFERED..   The securities that will be offered by this
                                 prospectus and the related prospectus
                                 supplements consist of mortgage pass-through

--------------------------------------------------------------------------------

                                       -5-

--------------------------------------------------------------------------------

                                 certificates. These certificates will be issued
                                 in series, and each series will, in turn,
                                 consist of one or more classes. Each series of
                                 offered certificates will evidence interests
                                 only in the issuing entity. Each class of
                                 offered certificates must, at the time of
                                 issuance, be assigned an investment grade
                                 rating by at least one nationally recognized
                                 statistical rating organization. We will
                                 identify in the related prospectus supplement,
                                 with respect to each class of offered
                                 certificates, each applicable rating agency and
                                 the minimum rating to be assigned. Typically,
                                 the four highest rating categories, within
                                 which there may be sub-categories or gradations
                                 to indicate relative standing, signify
                                 investment grade. See "RATING."

THE OFFERED CERTIFICATES MAY
BE ISSUED WITH OTHER
CERTIFICATES..................   We may not publicly offer all the mortgage
                                 pass-through certificates evidencing interests
                                 in an issuing entity established by us. We may
                                 elect to retain some of those certificates, to
                                 place some privately with institutional
                                 investors, to place some with investors outside
                                 the United States or to deliver some to the
                                 applicable seller as partial consideration for
                                 the mortgage assets that such seller is
                                 contributing to the subject securitization
                                 transaction. In addition, some of those
                                 certificates may not satisfy the rating
                                 requirement for offered certificates described
                                 under "--The Securities Being Offered" above.

THE GOVERNING DOCUMENTS.......   In general, a pooling and servicing agreement
                                 or other similar agreement or collection of
                                 agreements will govern, among other things--

                                 o    the issuance of each series of offered
                                      certificates,

                                 o    the creation of and transfer of assets to
                                      the issuing entity, and

                                 o    the servicing and administration of those
                                      assets.

                                 The parties to the governing document(s) for a
                                 series of offered certificates will always
                                 include us and a trustee. We will be
                                 responsible for establishing the issuing entity
                                 for each series of offered certificates. In
                                 addition, we will transfer or arrange for the
                                 transfer of the initial trust assets to each
                                 issuing entity. In general, the trustee for a
                                 series of offered certificates will be
                                 responsible for, among other things, making
                                 payments and preparing and disseminating
                                 various reports to the holders of those offered
                                 certificates.

--------------------------------------------------------------------------------

                                       -6-

--------------------------------------------------------------------------------

                                 If the assets of any issuing entity include
                                 mortgage loans, the parties to the applicable
                                 governing document(s) will also include--

                                 o    one or more master servicers that will
                                      generally be responsible for performing
                                      customary servicing duties with respect to
                                      those mortgage loans that are not
                                      defaulted, nonperforming or otherwise
                                      problematic in any material respect, and

                                 o    one or more special servicers that will
                                      generally be responsible for servicing and
                                      administering (a) those mortgage loans
                                      that are defaulted, nonperforming or
                                      otherwise problematic in any material
                                      respect, including performing work-outs
                                      and foreclosures with respect to those
                                      mortgage loans, and (b) real estate assets
                                      acquired as part of the related trust with
                                      respect to defaulted mortgage loans.

                                 The same person or entity, or affiliated
                                 entities, may act as both master servicer and
                                 special servicer for one of our trusts.
                                 Notwithstanding the reference to the duties of
                                 a special servicer above, we will not transfer
                                 to an issuing entity any mortgage loan that is
                                 more than 90 days delinquent or in foreclosure
                                 or any foreclosure property. However, any
                                 mortgage loan that we transfer to an issuing
                                 entity may subsequently become non-performing
                                 or the related mortgaged real property may
                                 subsequently become foreclosure property.

                                 If the assets of any issuing entity include
                                 mortgage-backed securities, the parties to the
                                 applicable governing document(s) may also
                                 include a manager that will be responsible for
                                 performing various administrative duties with
                                 respect to those mortgage-backed securities. If
                                 the related trustee assumes those duties,
                                 however, there will be no manager.

                                 Compensation arrangements for a trustee, master
                                 servicer, special servicer or manager for any
                                 issuing entity may vary from securitization
                                 transaction to securitization transaction.

                                 In the related prospectus supplement, we will
                                 identify the trustee and any master servicer,
                                 special servicer or manager for each series of
                                 offered certificates and will describe their
                                 respective duties and compensation in further
                                 detail. See "DESCRIPTION OF THE GOVERNING
                                 DOCUMENTS."

                                 Any servicer, master servicer or special
                                 servicer for any issuing entity may perform any
                                 or all of its servicing duties under the
                                 applicable governing document(s) through one or
                                 more primary servicers or sub-servicers. In the
                                 related prospectus supplement, we will identify
                                 any such primary servicer or sub-servicer that,
                                 at

--------------------------------------------------------------------------------

                                      -7-

--------------------------------------------------------------------------------

                                 the time of initial issuance of the subject
                                 offered certificates, is (a) affiliated with us
                                 or with the issuing entity or any sponsor for
                                 the subject securitization transaction or (b)
                                 services 10% or more of the related mortgage
                                 asset pool, by balance.

CHARACTERISTICS OF THE
MORTGAGE ASSETS...............   The assets of any issuing entity will, in
                                 general, include mortgage loans. Each of those
                                 mortgage loans will constitute the obligation
                                 of one or more persons to repay a debt. The
                                 performance of that obligation will be secured
                                 by a first or junior lien on, or security
                                 interest in, the fee, leasehold or other
                                 interest(s) of the related borrower or another
                                 person in or with respect to one or more
                                 commercial or multifamily real properties. In
                                 particular, those properties may include:

                                 o    rental or cooperatively-owned buildings
                                      with multiple dwelling units;

                                 o    retail properties related to the sale of
                                      consumer goods and other products, or
                                      related to providing entertainment,
                                      recreational or personal services, to the
                                      general public;

                                 o    office buildings;

                                 o    hospitality properties;

                                 o    casino properties;

                                 o    health care-related facilities;

                                 o    industrial facilities;

                                 o    warehouse facilities, mini-warehouse
                                      facilities and self-storage facilities;

                                 o    restaurants, taverns and other
                                      establishments involved in the food and
                                      beverage industry;

                                 o    manufactured housing communities, mobile
                                      home parks and recreational vehicle parks;

                                 o    recreational and resort properties;

                                 o    arenas and stadiums;

                                 o    churches and other religious facilities;

                                 o    parking lots and garages;

                                 o    mixed use properties;

--------------------------------------------------------------------------------

                                      -8-

--------------------------------------------------------------------------------

                                 o    other income-producing properties; and/or

                                 o    unimproved land.

                                 The mortgage loans underlying a series of
                                 offered certificates may have a variety of
                                 payment terms. For example, any of those
                                 mortgage loans--

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that is fixed
                                      over its term, that resets on one or more
                                      specified dates or that otherwise adjusts
                                      from time to time;

                                 o    may provide for the accrual of interest at
                                      a mortgage interest rate that may be
                                      converted at the borrower's election from
                                      an adjustable to a fixed interest rate or
                                      from a fixed to an adjustable interest
                                      rate;

                                 o    may provide for no accrual of interest;

                                 o    may provide for level payments to stated
                                      maturity, for payments that reset in
                                      amount on one or more specified dates or
                                      for payments that otherwise adjust from
                                      time to time to accommodate changes in the
                                      mortgage interest rate or to reflect the
                                      occurrence of specified events;

                                 o    may be fully amortizing or, alternatively,
                                      may be partially amortizing or
                                      nonamortizing, with a substantial payment
                                      of principal due on its stated maturity
                                      date;

                                 o    may permit the negative amortization or
                                      deferral of accrued interest;

                                 o    may prohibit some or all voluntary
                                      prepayments or require payment of a
                                      premium, fee or charge in connection with
                                      those prepayments;

                                 o    may permit defeasance and the release of
                                      real property collateral in connection
                                      with that defeasance;

                                 o    may provide for payments of principal,
                                      interest or both, on due dates that occur
                                      monthly, bi-monthly, quarterly,
                                      semi-annually, annually or at some other
                                      interval; and/or

                                 o    may have two or more component parts, each
                                      having characteristics that are otherwise
                                      described in this prospectus as being
                                      attributable to separate and distinct
                                      mortgage loans.

                                 Most, if not all, of the mortgage loans
                                 underlying a series of offered certificates
                                 will be secured by liens on real properties

--------------------------------------------------------------------------------

                                      -9-

--------------------------------------------------------------------------------

                                 located in the United States, its territories
                                 and possessions. However, some of those
                                 mortgage loans may be secured by liens on real
                                 properties located outside the United States,
                                 its territories and possessions, provided that
                                 foreign mortgage loans do not represent more
                                 than 10% of the related mortgage asset pool, by
                                 balance.

                                 We, the depositor, do not originate mortgage
                                 loans. However, some or all of the mortgage
                                 loans held by an issuing entity may be
                                 originated by our affiliates.

                                 Neither we nor any of our affiliates will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates. Unless we expressly state
                                 otherwise in the related prospectus supplement,
                                 no governmental agency or instrumentality will
                                 guarantee or insure repayment of any of the
                                 mortgage loans underlying a series of offered
                                 certificates.

                                 The assets of any issuing entity may also
                                 include mortgage participations, mortgage
                                 pass-through certificates, collateralized
                                 mortgage obligations and other mortgage-backed
                                 securities, that evidence an interest in, or
                                 are secured by a pledge of, one or more
                                 mortgage loans of the type described above. We
                                 will not transfer a mortgage-backed security to
                                 any issuing entity unless--

                                 o    the security has been registered under the
                                      Securities Act of 1933, as amended, or

                                 o    we would be free to publicly resell the
                                      security without registration.

                                 In addition to the asset classes described
                                 above in this "--Characteristics of the
                                 Mortgage Assets" subsection, we may transfer to
                                 an issuing entity loans secured by equipment or
                                 inventory related to the real property
                                 collateral securing a mortgage loan held by
                                 that issuing entity, provided that such other
                                 asset classes in the aggregate will not exceed
                                 10% by principal balance of the related asset
                                 pool.

                                 We will describe the specific characteristics
                                 of the mortgage assets underlying a series of
                                 offered certificates in the related prospectus
                                 supplement.

                                 Assets held by an issuing entity will also
                                 include: (a) cash, including in the form of
                                 initial deposits and collections on the related
                                 mortgage loans, mortgage-backed securities and
                                 instruments of credit enhancement, guaranteed
                                 investment contracts, interest rate exchange
                                 agreements, interest rate floor or cap
                                 agreements and currency exchange agreements;
                                 (b) bank accounts; (c) permitted investments;
                                 and (d) following

--------------------------------------------------------------------------------

                                      -10-

--------------------------------------------------------------------------------

                                 foreclosure, acceptance of a deed in lieu of
                                 foreclosure or any other enforcement action,
                                 real property and other collateral for
                                 defaulted mortgage loans.

                                 See "THE TRUST FUND--Mortgage Loans" and
                                 "--Mortgage-Backed Securities."

SUBSTITUTION, ACQUISITION AND
REMOVAL OF MORTGAGE ASSETS....   We will generally acquire the mortgage assets
                                 to be securitized from Merrill Lynch Mortgage
                                 Lending, Inc. or another of our affiliates or
                                 from another seller of commercial and
                                 multifamily mortgage loans. We will then
                                 transfer those mortgage assets to the issuing
                                 entity for the related securitization
                                 transaction.

                                 If and to the extent described in the related
                                 prospectus supplement, we, a mortgage asset
                                 seller or another specified person or entity
                                 may make or assign to or for the benefit of an
                                 issuing entity various representations and
                                 warranties, or may be obligated to deliver to
                                 an issuing entity various documents, in either
                                 case relating to some or all of the mortgage
                                 assets transferred to that issuing entity. A
                                 material breach of one of those representations
                                 and warranties or a failure to deliver a
                                 material document may, under the circumstances
                                 described in the related prospectus supplement,
                                 give rise to an obligation to repurchase the
                                 affected mortgage asset(s) from the subject
                                 issuing entity or to replace the affected
                                 mortgage asset(s) with other mortgage asset(s)
                                 that satisfy the criteria specified in the
                                 related prospectus supplement.

                                 In general, the total outstanding principal
                                 balance of the mortgage assets transferred by
                                 us to any particular issuing entity will equal
                                 or exceed the initial total outstanding
                                 principal balance of the related series of
                                 certificates. In the event that the total
                                 outstanding principal balance of the related
                                 underlying mortgage loans initially delivered
                                 by us to the related trustee is less than the
                                 initial total outstanding principal balance of
                                 any series of certificates, the subject
                                 securitization transaction may include a
                                 prefunding feature, in which case we may
                                 deposit or arrange for the deposit of cash or
                                 liquid investments on an interim basis with the
                                 related trustee to cover the shortfall. For a
                                 specified period, as set forth in the related
                                 prospectus supplement, following the date of
                                 initial issuance of that series of
                                 certificates, which will constitute the
                                 prefunding period, we or our designee will be
                                 entitled to obtain a release of the deposited
                                 cash or investments if we deliver or arrange
                                 for delivery of a corresponding amount of
                                 mortgage assets. If we fail, however, to
                                 deliver or arrange for the delivery of mortgage
                                 assets sufficient to make up the entire
                                 shortfall within the prefunding period, any of
                                 the cash or, following liquidation, investments
                                 remaining on deposit with the related trustee
                                 will be used by the related trustee to pay down
                                 the total principal balance of the

--------------------------------------------------------------------------------

                                      -11-

--------------------------------------------------------------------------------

                                 related series of certificates, as described in
                                 the related prospectus supplement.

                                 If the subject securitization transaction
                                 involves a prefunding feature, then we will
                                 indicate in the related prospectus supplement,
                                 among other things:

                                 o    the term or duration of the prefunding
                                      period, which may not extend beyond one
                                      year from the date of initial issuance of
                                      the related offered certificates;

                                 o    the amount of proceeds to be deposited in
                                      the applicable prefunding account and the
                                      percentage of the mortgage asset pool and
                                      any class or series of offered
                                      certificates represented by those
                                      proceeds, which proceeds may not exceed
                                      50% of the related offering proceeds; and

                                 o    any limitation on the ability to add pool
                                      assets.

                                 If so specified in the related prospectus
                                 supplement, we or another specified person or
                                 entity may be permitted, at our or its option,
                                 but subject to the conditions specified in that
                                 prospectus supplement, to acquire from the
                                 related issuing entity particular mortgage
                                 assets underlying a series of certificates in
                                 exchange for:

                                 o    cash that would be applied to pay down the
                                      principal balances of certificates of that
                                      series; and/or

                                 o    other mortgage loans or mortgage-backed
                                      securities that--

                                      1.   conform to the description of
                                           mortgage assets in this prospectus,
                                           and

                                      2.   satisfy the criteria set forth in the
                                           related prospectus supplement.

                                 For example, if a mortgage loan backing a
                                 series of offered certificates defaults, then
                                 it may be subject to (a) a purchase option on
                                 the part of another lender whose loan is
                                 secured by a lien on the same real estate
                                 collateral or by a lien on an equity interest
                                 in the related borrower and/or (b) a fair value
                                 purchase option under the applicable governing
                                 document(s) for the subject securitization
                                 transaction or another servicing agreement.

                                 In addition, if so specified in the related
                                 prospectus supplement, but subject to the
                                 conditions specified in that prospectus
                                 supplement, one or more holders of certificates
                                 may exchange those certificates for one or more
                                 of the mortgage loans or

--------------------------------------------------------------------------------

                                      -12-

--------------------------------------------------------------------------------

                                 mortgage-backed securities constituting part of
                                 the mortgage pool underlying those
                                 certificates.

                                 Further, if so specified in the related
                                 prospectus supplement, a special servicer or
                                 other specified party for one of our
                                 securitizations may be obligated, under the
                                 circumstances described in that prospectus
                                 supplement, to sell on behalf of the related
                                 issuing entity a delinquent or defaulted
                                 mortgage asset.

                                 See also "--Optional or Mandatory Redemption or
                                 Termination" below.

CHARACTERISTICS OF THE OFFERED
CERTIFICATES .................   An offered certificate may entitle the holder
                                 to receive:

                                 o    a stated principal amount, which will be
                                      represented by its principal balance, if
                                      any;

                                 o    interest on a principal balance or
                                      notional amount, at a fixed, floating,
                                      adjustable or variable pass-through rate,
                                      which pass-through rate may change as of a
                                      specified date or upon the occurrence of
                                      specified events or for any other reason
                                      from one accrual or payment period to
                                      another, as described in the related
                                      prospectus supplement;

                                 o    specified, fixed or variable portions of
                                      the interest, principal or other amounts
                                      received on the related underlying
                                      mortgage loans or mortgage-backed
                                      securities;

                                 o    payments of principal, with
                                      disproportionate, nominal or no payments
                                      of interest;

                                 o    payments of interest, with
                                      disproportionate, nominal or no payments
                                      of principal;

                                 o    payments of interest on a deferred or
                                      partially deferred basis, which deferred
                                      interest may be added to the principal
                                      balance, if any, of the subject class of
                                      offered certificates or which deferred
                                      interest may or may not itself accrue
                                      interest, all as set forth in the related
                                      prospectus supplement;

                                 o    payments of interest or principal that
                                      commence only as of a specified date or
                                      only after the occurrence of specified
                                      events, such as the payment in full of the
                                      interest and principal outstanding on one
                                      or more other classes of certificates of
                                      the same series;

--------------------------------------------------------------------------------

                                      -13-

--------------------------------------------------------------------------------

                                 o    payments of interest or principal that
                                      are, in whole or in part, calculated based
                                      on or payable specifically from payments
                                      or other collections on particular related
                                      underlying mortgage loans or
                                      mortgage-backed securities;

                                 o    payments of principal to be made, from
                                      time to time or for designated periods, at
                                      a rate that is--

                                      1.   faster and, in some cases,
                                           substantially faster, or

                                      2.   slower and, in some cases,
                                           substantially slower,

                                      than the rate at which payments or other
                                      collections of principal are received on
                                      the related underlying mortgage loans or
                                      mortgage-backed securities;

                                 o    payments of principal to be made, subject
                                      to available funds, based on a specified
                                      principal payment schedule or other
                                      methodology;

                                 o    payments of principal that may be
                                      accelerated or slowed in response to a
                                      change in the rate of principal payments
                                      on the related underlying mortgage loans
                                      or mortgage-backed securities in order to
                                      protect the subject class of offered
                                      certificates or, alternatively, to protect
                                      one or more other classes of certificates
                                      of the same series from prepayment and/or
                                      extension risk;

                                 o    payments of principal out of amounts other
                                      than payments or other collections of
                                      principal on the related underlying
                                      mortgage loans or mortgage-backed
                                      securities, such as excess spread on the
                                      related underlying mortgage loans or
                                      mortgage-backed securities or amounts
                                      otherwise payable as interest with respect
                                      to another class of certificates of the
                                      same series, which other class of
                                      certificates provides for the deferral of
                                      interest payments thereon;

                                 o    payments of residual amounts remaining
                                      after required payments have been made
                                      with respect to other classes of
                                      certificates of the same series; or

                                 o    payments of all or part of the prepayment
                                      or repayment premiums, fees and charges,
                                      equity participations payments or other
                                      similar items received on the related
                                      underlying mortgage loans or
                                      mortgage-backed securities.

                                 Any class of offered certificates may be senior
                                 or subordinate to or pari passu with one or
                                 more other classes of certificates of the

--------------------------------------------------------------------------------

                                      -14-

--------------------------------------------------------------------------------

                                 same series, including a non-offered class of
                                 certificates of that series, for purposes of
                                 some or all payments and/or allocations of
                                 losses.

                                 A class of offered certificates may have two or
                                 more component parts, each having
                                 characteristics that are otherwise described in
                                 this prospectus as being attributable to
                                 separate and distinct classes.

                                 Payments on a class of offered certificates may
                                 occur monthly, bi-monthly, quarterly,
                                 semi-annually or at any other specified
                                 interval, commencing on the distribution date
                                 specified in the related prospectus supplement.

                                 We will describe the specific characteristics
                                 of each class of offered certificates in the
                                 related prospectus supplement, including
                                 payment characteristics and authorized
                                 denominations. Among other things, in the
                                 related prospectus supplement, we will
                                 summarize the flow of funds, payment priorities
                                 and allocations among the respective classes of
                                 offered certificates of any particular series,
                                 the respective classes of non-offered
                                 certificates of that series, and fees and
                                 expenses, to the extent necessary to understand
                                 the payment characteristics of those classes of
                                 offered certificates, and we will identify any
                                 events in the applicable governing document(s)
                                 that would alter the transaction structure or
                                 flow of funds. See "DESCRIPTION OF THE
                                 CERTIFICATES."

CREDIT SUPPORT AND
REINVESTMENT, INTEREST RATE
AND CURRENCY-RELATED
PROTECTION FOR THE OFFERED
CERTIFICATES..................   Some classes of offered certificates may be
                                 protected in full or in part against defaults
                                 and losses, or select types of defaults and
                                 losses, on the related underlying mortgage
                                 loans or mortgage-backed securities through the
                                 subordination of one or more other classes of
                                 certificates of the same series or by other
                                 types of credit support. The other types of
                                 credit support may include
                                 overcollateralization or a letter of credit, a
                                 surety bond, an insurance policy, a guarantee
                                 or a reserve fund. We will describe the credit
                                 support, if any, for each class of offered
                                 certificates and, if applicable, we will
                                 identify the provider of that credit support,
                                 in the related prospectus supplement. In
                                 addition, we will summarize in the related
                                 prospectus supplement how losses not covered by
                                 credit enhancement or support will be allocated
                                 to the subject series of offered certificates.

                                 The assets of an issuing entity with respect to
                                 any series of offered certificates may also
                                 include any of the following agreements:

--------------------------------------------------------------------------------

                                      -15-

--------------------------------------------------------------------------------

                                 o    guaranteed investment contracts in
                                      accordance with which moneys held in the
                                      funds and accounts established with
                                      respect to those offered certificates will
                                      be invested at a specified rate;

                                 o    interest rate exchange agreements or
                                      interest rate cap or floor agreements; or

                                 o    currency exchange agreements.

                                 We will describe the types of reinvestment,
                                 interest rate and currency related protection,
                                 if any, for each class of offered certificates
                                 and, if applicable, we will identify the
                                 provider of that protection, in the related
                                 prospectus supplement.

                                 See "RISK FACTORS," "THE TRUST FUND" and
                                 "DESCRIPTION OF CREDIT SUPPORT."

ADVANCES WITH RESPECT TO THE
MORTGAGE ASSETS...............   If the assets of an issuing entity for a series
                                 of offered certificates include mortgage loans,
                                 then, as and to the extent described in the
                                 related prospectus supplement, the related
                                 master servicer, the related special servicer,
                                 the related trustee, any related provider of
                                 credit support and/or any other specified
                                 person may be obligated to make, or may have
                                 the option of making, advances with respect to
                                 those mortgage loans to cover--

                                 o    delinquent scheduled payments of principal
                                      and/or interest, other than balloon
                                      payments,

                                 o    property protection expenses,

                                 o    other servicing expenses, or

                                 o    any other items specified in the related
                                      prospectus supplement.

                                 Any party making advances will be entitled to
                                 reimbursement from subsequent recoveries on the
                                 related mortgage loan and as otherwise
                                 described in this prospectus or the related
                                 prospectus supplement. That party may also be
                                 entitled to receive interest on its advances
                                 for a specified period. See "DESCRIPTION OF THE
                                 GOVERNING DOCUMENTS--Advances."

                                 If the assets of an issuing entity for a series
                                 of offered certificates include mortgage-backed
                                 securities, we will describe in the related
                                 prospectus supplement any comparable advancing
                                 obligations with respect to those
                                 mortgage-backed securities or the underlying
                                 mortgage loans.

--------------------------------------------------------------------------------

                                      -16-

--------------------------------------------------------------------------------

OPTIONAL OR MANDATORY
REDEMPTION OR TERMINATION.....   We will describe in the related prospectus
                                 supplement any circumstances involving an
                                 optional or mandatory redemption of offered
                                 certificates or an optional or mandatory
                                 termination of the related issuing entity. In
                                 particular, a master servicer, special servicer
                                 or other designated party may be permitted or
                                 obligated to purchase or sell--

                                 o    all the mortgage assets held by any
                                      particular issuing entity, thereby
                                      resulting in a termination of that issuing
                                      entity, or

                                 o    that portion of the mortgage assets held
                                      by any particular issuing entity as is
                                      necessary or sufficient to retire one or
                                      more classes of offered certificates of
                                      the related series.

                                 See "DESCRIPTION OF THE
                                 CERTIFICATES--Termination and Redemption."

FEDERAL INCOME TAX
CONSEQUENCES..................   Any class of offered certificates will
                                 constitute or evidence ownership of:

                                 o    regular interests or residual interests in
                                      a real estate mortgage investment conduit
                                      under Sections 860A through 860G of the
                                      Internal Revenue Code of 1986; or

                                 o    interests in a grantor trust under Subpart
                                      E of Part I of Subchapter J of the
                                      Internal Revenue Code of 1986.

                                 See "FEDERAL INCOME TAX CONSEQUENCES."

ERISA CONSIDERATIONS..........   If you are a fiduciary of an employee benefit
                                 plan or other retirement plan or arrangement,
                                 you are encouraged to review with your legal
                                 advisor whether the purchase or holding of
                                 offered certificates could give rise to a
                                 transaction that is prohibited or is not
                                 otherwise permissible under applicable law. See
                                 "ERISA CONSIDERATIONS."

LEGAL INVESTMENT..............   If your investment authority is subject to
                                 legal investment laws and regulations,
                                 regulatory capital requirements or review by
                                 regulatory authorities, then you may be subject
                                 to restrictions on investment in the offered
                                 certificates. You are encouraged to consult
                                 your legal advisor to determine whether and to
                                 what extent the offered certificates constitute
                                 a legal investment for you. We will specify in
                                 the related prospectus supplement which classes
                                 of the offered certificates, if any, will
                                 constitute mortgage related securities for
                                 purposes of the Secondary Mortgage Market
                                 Enhancement Act of 1984, as amended. See "LEGAL
                                 INVESTMENT."

--------------------------------------------------------------------------------

                                      -17-

                                  RISK FACTORS

     YOU SHOULD CONSIDER THE FOLLOWING FACTORS, AS WELL AS THE FACTORS SET FORTH
UNDER "RISK FACTORS" IN THE RELATED PROSPECTUS SUPPLEMENT, IN DECIDING WHETHER
TO PURCHASE OFFERED CERTIFICATES.

LACK OF LIQUIDITY WILL IMPAIR YOUR ABILITY TO SELL YOUR OFFERED CERTIFICATES AND
MAY HAVE AN ADVERSE EFFECT ON THE MARKET VALUE OF YOUR OFFERED CERTIFICATES

     The offered certificates may have limited or no liquidity. We cannot assure you that a secondary market for your offered certificates will develop. There will be no obligation on the part of anyone to establish a secondary market.
Furthermore, a particular investor or a few investors may acquire a substantial portion of a given class of offered certificates, thereby limiting trading in that class. Even if a secondary market does develop for your offered certificates, it may provide you with less liquidity than you anticipated and it may not continue for the life of your offered certificates.

     We will describe in the related prospectus supplement the information that will be available to you with respect to your offered certificates. The limited nature of the information may adversely affect the liquidity of your offered certificates.

     We do not currently intend to list the offered certificates on any national securities exchange or the NASDAQ stock market.

     Lack of liquidity will impair your ability to sell your offered certificates and may prevent you from doing so at a time when you may want or need to. Lack of liquidity could adversely affect the market value of your offered certificates. We do not expect that you will have any redemption rights with respect to your offered certificates.

     If you decide to sell your offered certificates, you may have to sell them at a discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

THE MARKET VALUE OF YOUR OFFERED CERTIFICATES MAY BE ADVERSELY AFFECTED BY
FACTORS UNRELATED TO THE PERFORMANCE OF YOUR OFFERED CERTIFICATES AND THE
UNDERLYING MORTGAGE ASSETS, SUCH AS FLUCTUATIONS IN INTEREST RATES AND THE
SUPPLY AND DEMAND OF CMBS GENERALLY

     The market value of your offered certificates can decline even if those certificates and the underlying mortgage assets are performing at or above your expectations.

     The market value of your offered certificates will be sensitive to fluctuations in current interest rates. However, a change in the market value of your offered certificates as a result of an upward or downward movement in current interest rates may not equal the change in the market value of your offered certificates as a result of an equal but opposite movement in interest rates.

     The market value of your offered certificates will also be influenced by the supply of and demand for commercial mortgage-backed securities generally.
The supply of commercial mortgage-backed securities will depend on, among other things, the amount of commercial and multifamily mortgage loans, whether newly originated or held in portfolio, that are available for securitization. A number of factors will affect investors' demand for commercial mortgage-backed securities, including--

     o    the availability of alternative investments that offer higher yields or are perceived as being a better credit risk, having a less volatile market value or being more liquid,

                                      -18-

     o    legal and other restrictions that prohibit a particular entity from investing in commercial mortgage-backed securities or limit the amount or types of commercial mortgage-backed securities that it may acquire,

     o    investors' perceptions regarding the commercial and multifamily real estate markets, which may be adversely affected by, among other things, a decline in real estate values or an increase in defaults and foreclosures on mortgage loans secured by income-producing properties,
          and

     o    investors' perceptions regarding the capital markets in general, which may be adversely affected by political, social and economic events completely unrelated to the commercial and multifamily real estate markets.

     If you decide to sell your offered certificates, you may have to sell at discount from the price you paid for reasons unrelated to the performance of your offered certificates or the related underlying mortgage loans or mortgage-backed securities. Pricing information regarding your offered certificates may not be generally available on an ongoing basis.

PAYMENTS ON THE OFFERED CERTIFICATES WILL BE MADE SOLELY FROM THE LIMITED ASSETS
OF THE RELATED TRUST, AND THOSE ASSETS MAY BE INSUFFICIENT TO MAKE ALL REQUIRED
PAYMENTS ON THOSE CERTIFICATES

     The offered certificates will represent interests solely in, and will be payable solely from the limited assets of, the related issuing entity. The offered certificates will not represent interests in or obligations of us, any sponsor or any of our or their respective affiliates, and no such person or entity will be responsible for making payments on the offered certificates if collections on the assets of the related issuing entity are insufficient. No governmental agency or instrumentality will guarantee or insure payment on the offered certificates. Furthermore, some classes of offered certificates will represent a subordinate right to receive payments out of collections and/or advances on some or all of the assets of the related issuing entity. If the assets of the related issuing entity are insufficient to make payments on your offered certificates, no other assets will be available to you for payment of the deficiency, and you will bear the resulting loss. Any advances made by a master servicer or other party with respect to the mortgage assets underlying your offered certificates are intended solely to provide liquidity and not credit support. The party making those advances will have a right to reimbursement, probably with interest, which is senior to your right to receive payment on your offered certificates.

ANY CREDIT SUPPORT FOR YOUR OFFERED CERTIFICATES MAY BE INSUFFICIENT TO PROTECT
YOU AGAINST ALL POTENTIAL LOSSES

     The Amount of Credit Support Will Be Limited. The rating agencies that assign ratings to your offered certificates will establish the amount of credit support, if any, for your offered certificates based on, among other things, an assumed level of defaults, delinquencies and losses with respect to the related underlying mortgage loans or mortgage-backed securities. Actual losses may, however, exceed the assumed levels. See "DESCRIPTION OF THE
CERTIFICATES--Allocation of Losses and Shortfalls" and "DESCRIPTION OF CREDIT
SUPPORT." If actual losses on the related underlying mortgage loans or mortgage-backed securities exceed the assumed levels, you may be required to bear the additional losses.

     Credit Support May Not Cover All Types of Losses. The credit support, if any, for your offered certificates may not cover all of your potential losses.
For example, some forms of credit support may not cover or may provide limited protection against losses that you may suffer by reason of fraud or negligence or as a result of uninsured casualties at the real properties securing the underlying mortgage loans. You may be required to bear any losses which are not covered by the credit support.

     Disproportionate Benefits May Be Given to Some Classes and Series to the
Detriment of Others. If a form of credit support covers multiple classes or series and losses exceed the amount of that credit support, it is

                                      -19-

possible that the holders of offered certificates of another series or class will be disproportionately benefited by that credit support to your detriment.

THE INVESTMENT PERFORMANCE OF YOUR OFFERED CERTIFICATES WILL DEPEND UPON
PAYMENTS, DEFAULTS AND LOSSES ON THE UNDERLYING MORTGAGE LOANS; AND THOSE
PAYMENTS, DEFAULTS AND LOSSES MAY BE HIGHLY UNPREDICTABLE

     The Terms of the Underlying Mortgage Loans Will Affect Payments on Your
Offered Certificates. Each of the mortgage loans underlying the offered certificates will specify the terms on which the related borrower must repay the outstanding principal amount of the loan. The rate, timing and amount of scheduled payments of principal may vary, and may vary significantly, from mortgage loan to mortgage loan. The rate at which the underlying mortgage loans amortize will directly affect the rate at which the principal balance or notional amount of your offered certificates is paid down or otherwise reduced.

     In addition, any mortgage loan underlying the offered certificates may permit the related borrower during some or all of the loan term to prepay the loan. In general, a borrower will be more likely to prepay its mortgage loan when it has an economic incentive to do so, such as obtaining a larger loan on the same underlying real property or a lower or otherwise more advantageous interest rate through refinancing. If a mortgage loan includes some form of prepayment restriction, the likelihood of prepayment should decline. These restrictions may include--

     o    an absolute or partial prohibition against voluntary prepayments during some or all of the loan term, or

     o    a requirement that voluntary prepayments be accompanied by some form of prepayment premium, fee or charge during some or all of the loan term.

In many cases, however, there will be no restriction associated with the application of insurance proceeds or condemnation proceeds as a prepayment of principal.

     The Terms of the Underlying Mortgage Loans Do Not Provide Absolute
Certainty as to the Rate, Timing and Amount of Payments on Your Offered
Certificates. Notwithstanding the terms of the mortgage loans backing your offered certificates, the amount, rate and timing of payments and other collections on those mortgage loans will, to some degree, be unpredictable because of borrower defaults and because of casualties and condemnations with respect to the underlying real properties.

     The investment performance of your offered certificates may vary materially and adversely from your expectations due to--

     o    the rate of prepayments and other unscheduled collections of principal on the underlying mortgage loans being faster or slower than you anticipated, or

     o    the rate of defaults on the underlying mortgage loans being faster, or the severity of losses on the underlying mortgage loans being greater, than you anticipated.

     The actual yield to you, as a holder of an offered certificate, may not equal the yield you anticipated at the time of your purchase, and the total return on investment that you expected may not be realized. In deciding whether to purchase any offered certificates, you should make an independent decision as to the appropriate prepayment, default and loss assumptions to be used. If the trust assets underlying your offered certificates include mortgage-backed securities, the terms of those securities may soften or enhance the effects to you that may result from prepayments, defaults and losses on the mortgage loans that ultimately back those securities.

                                      -20-

     Prepayments on the Underlying Mortgage Loans Will Affect the Average Life
of Your Offered Certificates; and the Rate and Timing of Those Prepayments May
Be Highly Unpredictable. Payments of principal and/or interest on your offered certificates will depend upon, among other things, the rate and timing of payments on the related underlying mortgage loans or mortgage-backed securities.
Prepayments on the underlying mortgage loans may result in a faster rate of principal payments on your offered certificates, thereby resulting in a shorter average life for your offered certificates than if those prepayments had not occurred. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates. As a result, repayment of your offered certificates could occur significantly earlier or later, and the average life of your offered certificates could be significantly shorter or longer, than you expected.

     The extent to which prepayments on the underlying mortgage loans ultimately affect the average life of your offered certificates depends on the terms and provisions of your offered certificates. A class of offered certificates may entitle the holders to a pro rata share of any prepayments on the underlying mortgage loans, to all or a disproportionately large share of those prepayments, or to none or a disproportionately small share of those prepayments. If you are entitled to a disproportionately large share of any prepayments on the underlying mortgage loans, your offered certificates may be retired at an earlier date. If, however, you are only entitled to a small share of the prepayments on the underlying mortgage loans, the average life of your offered certificates may be extended. Your entitlement to receive payments, including prepayments, of principal of the underlying mortgage loans may--

     o    vary based on the occurrence of specified events, such as the retirement of one or more other classes of certificates of the same series, or

     o    be subject to various contingencies, such as prepayment and default rates with respect to the underlying mortgage loans.

     We will describe the terms and provisions of your offered certificates more fully in the related prospectus supplement.

     Prepayments on the Underlying Mortgage Loans Will Affect the Yield on Your
Offered Certificates; and the Rate and Timing of Those Prepayments May Be Highly
Unpredictable. If you purchase your offered certificates at a discount or premium, the yield on your offered certificates will be sensitive to prepayments on the underlying mortgage loans. If you purchase your offered certificates at a discount, you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield. Alternatively, if you purchase your offered certificates at a premium, you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in your actual yield being lower than your anticipated yield.
The potential effect that prepayments may have on the yield of your offered certificates will increase as the discount deepens or the premium increases. If the amount of interest payable on your offered certificates is disproportionately large as compared to the amount of principal payable on your offered certificates, or if your offered certificates entitle you to receive payments of interest but no payments of principal, then you may fail to recover your original investment under some prepayment scenarios. The rate and timing of principal prepayments on pools of mortgage loans varies among pools and is influenced by a variety of economic, demographic, geographic, social, tax and legal factors. Accordingly, neither you nor we can predict the rate and timing of principal prepayments on the mortgage loans underlying your offered certificates.

     Delinquencies, Defaults and Losses on the Underlying Mortgage Loans May
Affect the Amount and Timing of Payments on Your Offered Certificates; and the
Rate and Timing of Those Delinquencies and Defaults, and the Severity of Those
Losses, are Highly Unpredictable. The rate and timing of delinquencies and defaults, and the severity of losses, on the underlying mortgage loans will impact the amount and timing of payments on a

                                      -21-

series of offered certificates to the extent that their effects are not offset by delinquency advances or some form of credit support.

     Unless otherwise covered by delinquency advances or some form of credit support, defaults on the underlying mortgage loans may delay payments on a series of offered certificates while the defaulted mortgage loans are worked-out or liquidated. However, liquidations of defaulted mortgage loans prior to maturity could affect the yield and average life of an offered certificate in a manner similar to a voluntary prepayment.

     If you calculate your anticipated yield to maturity based on an assumed rate of default and amount of losses on the underlying mortgage loans that is lower than the default rate and amount of losses actually experienced, then, to the extent that you are required to bear the additional losses, your actual yield to maturity will be lower than you calculated and could, under some scenarios, be negative. Furthermore, the timing of losses on the underlying mortgage loans can affect your yield. In general, the earlier you bear any loss on an underlying mortgage loan, the greater the negative effect on your yield.

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There Is No Assurance" below.

     There Is an Increased Risk of Default Associated with Balloon Payments. Any of the mortgage loans underlying your offered certificates may be nonamortizing or only partially amortizing. The borrower under a mortgage loan of that type is required to make substantial payments of principal and interest, which are commonly called balloon payments, on the maturity date of the loan. The ability of the borrower to make a balloon payment depends upon the borrower's ability to refinance or sell the real property securing the loan. The ability of the borrower to refinance or sell the property will be affected by a number of factors, including:

     o    the fair market value and condition of the underlying real property;

     o    the level of interest rates;

     o    the borrower's equity in the underlying real property;

     o    the borrower's financial condition;

     o    occupancy levels at or near the time of refinancing;

     o    the operating history of the underlying real property;

     o    changes in zoning and tax laws;

     o    changes in competition in the relevant geographic area;

     o    changes in rental rates in the relevant geographic area;

     o    changes in governmental regulation and fiscal policy;

     o    prevailing general and regional economic conditions;

     o    the state of the fixed income and mortgage markets; and

     o    the availability of credit for multifamily rental or commercial properties.

                                      -22-

     See "--Repayment of a Commercial or Multifamily Mortgage Loan Depends on
the Performance and Value of the Underlying Real Property, Which May Decline
Over Time, and the Related Borrower's Ability to Refinance the Property, of
Which There is No Assurance" below.

     Neither we nor any of our affiliates will be obligated to refinance any mortgage loan underlying your offered certificates.

     The related master servicer or special servicer may, within prescribed limits, extend and modify mortgage loans underlying your offered certificates that are in default or as to which a payment default is imminent in order to maximize recoveries on the defaulted loans. The related master servicer or special servicer is only required to determine that any extension or modification is reasonably likely to produce a greater recovery than a liquidation of the real property securing the defaulted loan. There is a risk that the decision of the master servicer or special servicer to extend or modify a mortgage loan may not in fact produce a greater recovery.

REPAYMENT OF A COMMERCIAL OR MULTIFAMILY MORTGAGE LOAN DEPENDS ON THE
PERFORMANCE AND VALUE OF THE UNDERLYING REAL PROPERTY, WHICH MAY DECLINE OVER
TIME, AND THE RELATED BORROWER'S ABILITY TO REFINANCE THE PROPERTY, OF WHICH
THERE IS NO ASSURANCE

     Most of the Mortgage Loans Underlying Your Offered Certificates Will Be
Nonrecourse. You should consider all of the mortgage loans underlying your offered certificates to be nonrecourse loans. This means that, in the event of a default, recourse will be limited to the related real property or properties securing the defaulted mortgage loan. In the event that the income generated by a real property were to decline as a result of the poor economic performance of that real property with the result that the real property is not able to support debt service payments on the related mortgage loan, neither the related borrower nor any other person would be obligated to remedy the situation by making payments out of their own funds. In such a situation, the borrower could choose instead to surrender the related mortgaged property to the lender or let it be foreclosed upon.

     In those cases where recourse to a borrower or guarantor is permitted by the loan documents, we generally will not undertake any evaluation of the financial condition of that borrower or guarantor. Consequently, full and timely payment on each mortgage loan underlying your offered certificates will depend on one or more of the following:

     o    the sufficiency of the net operating income of the applicable real property;

     o    the market value of the applicable real property at or prior to maturity; and

     o    the ability of the related borrower to refinance or sell the applicable real property.

     In general, the value of a multifamily or commercial property will depend on its ability to generate net operating income. The ability of an owner to finance a multifamily or commercial property will depend, in large part, on the property's value and ability to generate net operating income.

     Unless we state otherwise in the related prospectus supplement, none of the mortgage loans underlying your offered certificates will be insured or guaranteed by any governmental entity or private mortgage insurer.

     The risks associated with lending on multifamily and commercial properties are inherently different from those associated with lending on the security of single-family residential properties. This is because, among other reasons, multifamily rental and commercial real estate lending generally involves larger loans and, as described above, repayment is dependent upon the successful operation and value of the related mortgaged property and the related borrower's ability to refinance the mortgage loan or sell the related mortgaged property.

                                      -23-

     Many Risk Factors Are Common to Most or All Multifamily and Commercial
Properties. The following factors, among others, will affect the ability of a multifamily or commercial property to generate net operating income and, accordingly, its value:

     o    the location, age, functionality, design and construction quality of the subject property;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    the characteristics of the neighborhood where the property is located;

     o    the degree to which the subject property competes with other properties in the area;

     o    the proximity and attractiveness of competing properties;

     o    the existence and construction of competing properties;

     o    the adequacy of the property's management and maintenance;

     o    tenant mix and concentration;

     o    national, regional or local economic conditions, including plant closings, industry slowdowns and unemployment rates;

     o    local real estate conditions, including an increase in or oversupply of comparable commercial or residential space;

     o    demographic factors;

     o    customer confidence, tastes and preferences;

     o    retroactive changes in building codes and other applicable laws;

     o    changes in governmental rules, regulations and fiscal policies, including environmental legislation; and

     o    vulnerability to litigation by tenants and patrons.

     Particular factors that may adversely affect the ability of a multifamily or commercial property to generate net operating income include:

     o    an increase in interest rates, real estate taxes and other operating expenses;

     o    an increase in the capital expenditures needed to maintain the property or make improvements;

     o    a decline in the financial condition of a major tenant and, in particular, a sole tenant or anchor tenant;

     o    an increase in vacancy rates;

     o    a decline in rental rates as leases are renewed or replaced;

                                      -24-

     o    natural disasters and civil disturbances such as earthquakes, hurricanes, floods, eruptions, terrorist attacks or riots; and

     o    environmental contamination.

     The volatility of net operating income generated by a multifamily or commercial property over time will be influenced by many of the foregoing factors, as well as by:

     o    the length of tenant leases;

     o    the creditworthiness of tenants;

     o    the rental rates at which leases are renewed or replaced;

     o    the percentage of total property expenses in relation to revenue;

     o    the ratio of fixed operating expenses to those that vary with revenues; and

     o    the level of capital expenditures required to maintain the property and to maintain or replace tenants.

     Therefore, commercial and multifamily properties with short-term or less creditworthy sources of revenue and/or relatively high operating costs, such as those operated as hospitality and self-storage properties, can be expected to have more volatile cash flows than commercial and multifamily properties with medium- to long-term leases from creditworthy tenants and/or relatively low operating costs. A decline in the real estate market will tend to have a more immediate effect on the net operating income of commercial and multifamily properties with short-term revenue sources and may lead to higher rates of delinquency or defaults on the mortgage loans secured by those properties.

     The Successful Operation of a Multifamily or Commercial Property Depends on
Tenants. Generally, multifamily and commercial properties are subject to leases.
The owner of a multifamily or commercial property typically uses lease or rental payments for the following purposes:

     o    to pay for maintenance and other operating expenses associated with the property;

     o    to fund repairs, replacements and capital improvements at the property; and

     o    to service mortgage loans secured by, and any other debt obligations associated with operating, the property.

Accordingly, mortgage loans secured by income-producing properties will be affected by the expiration of leases and the ability of the respective borrowers to renew the leases or relet the space on comparable terms and on a timely basis.

     Factors that may adversely affect the ability of an income-producing property to generate net operating income from lease and rental payments include:

     o    a general inability to lease space;

     o    an increase in vacancy rates, which may result from tenants deciding not to renew an existing lease or discontinuing operations;

                                      -25-

     o    an increase in tenant payment defaults or any other inability to collect rental payments;

     o    a decline in rental rates as leases are entered into, renewed or extended at lower rates;

     o    an increase in leasing costs and/or the costs of performing landlord obligations under existing leases;

     o    an increase in the capital expenditures needed to maintain the property or to make improvements; and

     o    a decline in the financial condition and/or bankruptcy or insolvency of a significant or sole tenant.

     With respect to any mortgage loan backing a series of offered certificates, you should anticipate that, unless the related mortgaged real property is owner occupied, one or more--and possibly all--of the leases at the related mortgaged real property will expire at varying rates during the term of that mortgage loan and some tenants will have, and may exercise, termination options. In addition, some government-sponsored tenants will have the right as a matter of law to cancel their leases for lack of appropriations.

     Additionally, in some jurisdictions, if tenant leases are subordinated to the lien created by the related mortgage instrument but do not contain attornment provisions, which are provisions requiring the tenant to recognize as landlord under the lease a successor owner following foreclosure, the leases may terminate upon the transfer of the property to a foreclosing lender or purchaser at foreclosure. Accordingly, if a mortgaged real property is located in such a jurisdiction and is leased to one or more desirable tenants under leases that are subordinate to the mortgage and do not contain attornment provisions, that mortgaged real property could experience a further decline in value if such tenants' leases were terminated.

     Some mortgage loans that back offered certificates may be secured by mortgaged real properties with tenants that are related to or affiliated with a borrower. In those cases a default by the borrower may coincide with a default by the affiliated tenants. Additionally, even if the property becomes a foreclosure property, it is possible that an affiliate of the borrower may remain as a tenant.

     Dependence on a Single Tenant or a Small Number of Tenants Makes a Property
Riskier Collateral. In those cases where an income-producing property is leased to a single tenant or is primarily leased to one or a small number of major tenants, a deterioration in the financial condition or a change in the plan of operations of any of those tenants can have particularly significant effects on the net operating income generated by the property. If any of those tenants defaults under or fails to renew its lease, the resulting adverse financial effect on the operation of the property will be substantially more severe than would be the case with respect to a property occupied by a large number of less significant tenants.

     An income-producing property operated for retail, office or industrial purposes also may be adversely affected by a decline in a particular business or industry if a concentration of tenants at the property is engaged in that business or industry.

     Accordingly, factors that will affect the operation and value of a commercial property include:

     o    the business operated by the tenants;

     o    the creditworthiness of the tenants; and

     o    the number of tenants.

                                      -26-

     Tenant Bankruptcy Adversely Affects Property Performance. The bankruptcy or insolvency of a major tenant, or a number of smaller tenants, at a commercial property may adversely affect the income produced by the property. Under the
U.S. Bankruptcy Code, a tenant has the option of assuming or rejecting any unexpired lease. If the tenant rejects the lease, the landlord's claim for breach of the lease would be a general unsecured claim against the tenant unless there is collateral securing the claim. The claim would be limited to:

     o    the unpaid rent reserved under the lease for the periods prior to the bankruptcy petition or any earlier surrender of the leased premises, plus

     o    an amount, not to exceed three years' rent, equal to the greater of one year's rent and 15% of the remaining reserved rent.

     The Success of an Income-Producing Property Depends on Reletting Vacant
Spaces. The operations at an income-producing property will be adversely affected if the owner or property manager is unable to renew leases or relet space on comparable terms when existing leases expire and/or become defaulted.
Even if vacated space is successfully relet, the costs associated with reletting, including tenant improvements and leasing commissions in the case of income-producing properties operated for retail, office or industrial purposes, can be substantial, could exceed any reserves maintained for that purpose and could reduce cash flow from the income-producing properties. Moreover, if a tenant at a income-producing property defaults in its lease obligations, the landlord may incur substantial costs and experience significant delays associated with enforcing its rights and protecting its investment, including costs incurred in renovating and reletting the property.

     If an income-producing property has multiple tenants, re-leasing expenditures may be more frequent than in the case of a property with fewer tenants, thereby reducing the cash flow generated by the multi-tenanted property. Multi-tenanted properties may also experience higher continuing vacancy rates and greater volatility in rental income and expenses.

     Property Value May Be Adversely Affected Even When Current Operating Income
is Not. Various factors may affect the value of multifamily and commercial properties without affecting their current net operating income, including:

     o    changes in interest rates;

     o    the availability of refinancing sources;

     o    changes in governmental regulations, licensing or fiscal policy;

     o    changes in zoning or tax laws; and

     o    potential environmental or other legal liabilities.

     Property Management May Affect Property Operations and Value. The operation of an income-producing property will depend upon the property manager's performance and viability. The property manager generally is responsible for:

     o    responding to changes in the local market;

     o    planning and implementing the rental structure, including staggering durations of leases and establishing levels of rent payments;

     o    operating the property and providing building services;

                                      -27-

     o    managing operating expenses; and

     o    ensuring that maintenance and capital improvements are carried out in a timely fashion.

     Income-producing properties that derive revenues primarily from short-term rental commitments, such as hospitality or self-storage properties, generally require more intensive management than properties leased to tenants under long-term leases.

     By controlling costs, providing appropriate and efficient services to tenants and maintaining improvements in good condition, a property manager can--

     o    maintain or improve occupancy rates, business and cash flow,

     o    reduce operating and repair costs, and

     o    preserve building value.

On the other hand, management errors can, in some cases, impair the long term viability of an income-producing property.

     Maintaining a Property in Good Condition is Expensive. The owner may be required to expend a substantial amount to maintain, renovate or refurbish a commercial or multifamily property. Failure to do so may materially impair the property's ability to generate cash flow. The effects of poor construction quality will increase over time in the form of increased maintenance and capital improvements. Even superior construction will deteriorate over time if management does not schedule and perform adequate maintenance in a timely fashion. There can be no assurance that an income-producing property will generate sufficient cash flow to cover the increased costs of maintenance and capital improvements in addition to paying debt service on the mortgage loan(s)
that may encumber that property.

     Competition Will Adversely Affect the Profitability and Value of an
Income-Producing Property. Some income-producing properties are located in highly competitive areas. Comparable income-producing properties located in the same area compete on the basis of a number of factors including:

     o    rental rates;

     o    location;

     o    type of business or services and amenities offered; and

     o    nature and condition of the particular property.

     The profitability and value of an income-producing property may be adversely affected by a comparable property that:

     o    offers lower rents;

     o    has lower operating costs;

     o    offers a more favorable location; or

     o    offers better facilities.

                                      -28-

Costs of renovating, refurbishing or expanding an income-producing property in order to remain competitive can be substantial.

     The Prospective Performance of the Multifamily and Commercial Mortgage
Loans to be Included in Any of Our Trusts Should be Evaluated Separately from the Performance of the Multifamily and Commercial Mortgage Loans in Any of Our
Other Trusts. Notwithstanding that there are many common factors affecting the profitability and value of income-producing properties in general, those factors do not apply equally to all income-producing properties and, in many cases, there are special factors that will affect the profitability and/or value of a particular income-producing property. See, for example, "--Various Types of
Income-Producing Properties May Secure Mortgage Loans Underlying a Series of
Offered Certificates and Each Type of Income-Producing Property May Present
Special Risks as Collateral for a Loan" below. Each income-producing property represents a separate and distinct business venture; and, as a result, each of the multifamily and commercial mortgage loans included in one of our trusts requires a unique underwriting analysis. Furthermore, economic conditions, whether worldwide, national, regional or local, vary over time. The performance of a mortgage pool originated and outstanding under one set of economic conditions may vary dramatically from the performance of an otherwise comparable mortgage pool originated and outstanding under a different set of economic conditions. Accordingly, investors should evaluate the mortgage loans underlying a series of offered certificates independently from the performance of the mortgage loans underlying any other series of offered certificates.

VARIOUS TYPES OF INCOME-PRODUCING PROPERTIES MAY SECURE MORTGAGE LOANS
UNDERLYING A SERIES OF OFFERED CERTIFICATES AND EACH TYPE OF INCOME-PRODUCING
PROPERTY MAY PRESENT SPECIAL RISKS AS COLLATERAL FOR A LOAN

     General. The mortgage loans underlying a series of offered certificates may be secured by numerous types of multifamily and commercial properties. As discussed under "--Repayment of a Commercial or Multifamily Mortgage Loan
Depends on the Performance and Value of the Underlying Real Property, Which May
Decline Over Time, and the Related Borrower's Ability to Refinance the Property,
of Which There is No Assurance" above, the adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. The relative importance of any factor affecting the value or operation of an income-producing property will depend on the type and use of the property, and the type and use of a particular income-producing property may present special risks. Additionally, many types of commercial properties are not readily convertible to alternative uses if the original use is not successful or may require significant capital expenditures to effect any conversion to an alternative use. As a result, the liquidation value of any of those types of property would be substantially less than would otherwise be the case. Set forth below is a discussion of some of the various factors that may affect the value and operations of the indicated types of multifamily and commercial properties.

     Multifamily Rental Properties. Factors affecting the value and operation of a multifamily rental property include:

     o    the physical attributes of the property, such as its age, appearance, amenities and construction quality in relation to competing buildings;

     o    the types of services or amenities offered at the property;

     o    the location of the property;

     o    distance from employment centers and shopping areas;

     o    local factory or other large employer closings;

     o    the characteristics of the surrounding neighborhood, which may change over time;

                                      -29-

     o    the rents charged for dwelling units at the property relative to the rents charged for comparable units at competing properties;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the property's reputation;

     o    the level of mortgage interest rates, which may encourage tenants to purchase rather than lease housing;

     o    the existence or construction of competing or alternative residential properties in the local market, including other apartment buildings and complexes, manufactured housing communities, mobile home parks and single-family housing;

     o    compliance with and continuance of any government housing rental subsidy programs and/or low income housing tax credit or incentive programs from which the property receives benefits;

     o    the ability of management to respond to competition;

     o    the tenant mix and whether the property is primarily occupied by workers from a particular company or type of business, or personnel from a local military base or students;

     o    in the case of student housing facilities, the reliance on the financial well-being of the college or university to which it relates, competition from on-campus housing units, and the relatively higher turnover rate compared to other types of multifamily tenants;

     o    adverse local, regional or national economic conditions, which may limit the amount that may be charged for rents and may result in a reduction in timely rent payments or a reduction in occupancy levels;

     o    state and local regulations, which may affect the property owner's ability to increase rent to the market rent for an equivalent apartment;

     o    the extent to which the property is subject to land use restrictive covenants or contractual covenants that require that units be rented to low income tenants;

     o    the extent to which the cost of operating the property, including the cost of utilities and the cost of required capital expenditures, may increase;

     o    the extent to which increases in operating costs may be passed through to tenants; and

     o    the financial condition of the owner of the property.

     Because units in a multifamily rental property are leased to individuals, usually for no more than a year, the property is likely to respond relatively quickly to a downturn in the local economy or to the closing of a major employer in the area.

     In addition, multifamily rental properties are typically in markets that, in general, are characterized by low barriers to entry. Thus, a particular multifamily rental property market with historically low vacancies could experience substantial new construction and a resultant oversupply of rental units within a relatively short period of time. Since apartments within a multifamily rental property are typically leased on a short-term basis, the

                                      -30-

tenants residing at a particular property may easily move to alternative multifamily rental properties with more desirable amenities or locations or to single family housing.

     Some states regulate the relationship of an owner and its tenants at a multifamily rental property. Among other things, these states may--

     o    require written leases;

     o    require good cause for eviction;

     o    require disclosure of fees;

     o    prohibit unreasonable rules;

     o    prohibit retaliatory evictions;

     o    prohibit restrictions on a resident's choice of unit vendors;

     o    limit the bases on which a landlord may increase rent; or

     o    prohibit a landlord from terminating a tenancy solely by reason of the sale of the owner's building.

     Apartment building owners have been the subject of suits under state Unfair and Deceptive Practices Acts and other general consumer protection statutes for coercive, abusive or unconscionable leasing and sales practices.

     Some counties and municipalities also impose rent control or rent stabilization regulations on apartment buildings. These regulations may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control or rent stabilization laws do not provide for decontrol of rental rates upon vacancy of individual units. Any limitations on a landlord's ability to raise rents at a multifamily rental property may impair the landlord's ability to repay a mortgage loan secured by the property or to meet operating costs.

     Some multifamily rental properties are subject to land use restrictive covenants or contractual covenants in favor of federal or state housing agencies. These covenants generally require that a minimum number or percentage of units be rented to tenants who have incomes that are substantially lower than median incomes in the area or region. These covenants may limit the potential rental rates that may be charged at a multifamily rental property, the potential tenant base for the property or both. An owner may subject a multifamily rental property to these covenants in exchange for tax credits or rent subsidies. When the credits or subsidies cease, net operating income will decline. The differences in rents between subsidized or supported properties and other multifamily rental properties in the same area may not be a sufficient economic incentive for some eligible tenants to reside at a subsidized or supported property that may have fewer amenities or be less attractive as a residence. As a result, occupancy levels at a subsidized or supported property may decline, which may adversely affect the value and successful operation of the property.

                                      -31-

     Cooperatively-Owned Apartment Buildings. Some multifamily properties are owned or leased by cooperative corporations. In general, each shareholder in the corporation is entitled to occupy a particular apartment unit under a long-term proprietary lease or occupancy agreement.

     A tenant/shareholder of a cooperative corporation must make a monthly maintenance payment to the corporation. The monthly maintenance payment represents a tenant/shareholder's pro rata share of the corporation's--

     o    mortgage loan payments,

     o    real property taxes,

     o    maintenance expenses, and

     o    other capital and ordinary expenses of the property.

These monthly maintenance payments are in addition to any payments of principal and interest the tenant/shareholder must make on any loans of the tenant/shareholder secured by its shares in the corporation.

     A cooperative corporation is directly responsible for building maintenance and payment of real estate taxes and hazard and liability insurance premiums. A cooperative corporation's ability to meet debt service obligations on a mortgage loan secured by, and to pay all other operating expenses of, the cooperatively owned property depends primarily upon the receipt of--

     o    maintenance payments from the tenant/shareholders, and

     o    any rental income from units or commercial space that the cooperative corporation might control.

     A cooperative corporation may have to impose special assessments on the tenant/shareholders in order to pay unanticipated expenditures. Accordingly, a cooperative corporation is highly dependent on the financial well being of its tenant/shareholders. A cooperative corporation's ability to pay the amount of any balloon payment due at the maturity of a mortgage loan secured by the cooperatively owned property depends primarily on its ability to refinance the property. Additional factors likely to affect the economic performance of a cooperative corporation include--

     o    the failure of the corporation to qualify for favorable tax treatment as a "cooperative housing corporation" each year, which may reduce the cash flow available to make debt service payments on a mortgage loan secured by cooperatively owned property; and

     o    the possibility that, upon foreclosure, if the cooperatively-owned property becomes a rental property, certain units could be subject to rent control, stabilization and tenants' rights laws, at below market rents, which may affect rental income levels and the marketability and sale proceeds of the ensuing rental property as a whole.

     In a typical cooperative conversion plan, the owner of a rental apartment building contracts to sell the building to a newly formed cooperative corporation. Shares are allocated to each apartment unit by the owner or sponsor. The current tenants have a specified period to subscribe at prices discounted from the prices to be offered to the public after that period. As part of the consideration for the sale, the owner or sponsor receives all the unsold shares of the cooperative corporation. In general the sponsor controls the corporation's board of directors and management for a limited period of time. If the sponsor of the cooperative corporation holds the shares allocated to a large number of apartment units, the lender on a mortgage loan secured by a cooperatively owned property may be adversely affected by a decline in the creditworthiness of that sponsor.

                                      -32-

     Many cooperative conversion plans are non-eviction plans. Under a non-eviction plan, a tenant at the time of conversion who chooses not to purchase shares is entitled to reside in its apartment unit as a subtenant from the owner of the shares allocated to that unit. Any applicable rent control or rent stabilization laws would continue to be applicable to the subtenancy. In addition, the subtenant may be entitled to renew its lease for an indefinite number of years with continued protection from rent increases above those permitted by any applicable rent control and rent stabilization laws. The owner/shareholder is responsible for the maintenance payments to the cooperative corporation without regard to whether it receives rent from the subtenant or whether the rent payments are lower than maintenance payments on the unit.
Newly-formed cooperative corporations typically have the greatest concentration of non-tenant/shareholders.

     Retail Properties. The term "retail property" encompasses a broad range of properties at which businesses sell consumer goods and other products and provide various entertainment, recreational or personal services to the general public. Some examples of retail properties include--

     o    shopping centers,

     o    factory outlet centers,

     o    malls,

     o    automotive sales and service centers,

     o    consumer oriented businesses,

     o    department stores,

     o    grocery stores,

     o    convenience stores,

     o    specialty shops,

     o    gas stations,

     o    movie theaters,

     o    fitness centers,

     o    bowling alleys,

     o    salons, and

     o    dry cleaners.

     A number of factors may affect the value and operation of a retail property. Some of these factors include:

     o    the strength, stability, number and quality of the tenants;

     o    tenants' sales;

     o    tenant mix;

                                      -33-

     o    whether the property is in a desirable location;

     o    the physical condition and amenities of the building in relation to competing buildings;

     o    whether a retail property is anchored, shadow anchored or unanchored and, if anchored or shadow anchored, the strength, stability, quality and continuous occupancy of the anchor tenant or the shadow anchor, as the case may be, are particularly important factors; and

     o    the financial condition of the owner of the property.

     Unless owner occupied, retail properties generally derive all or a substantial percentage of their income from lease payments from commercial tenants. Therefore, it is important for the owner of a retail property to attract and keep tenants, particularly significant tenants, that are able to meet their lease obligations. In order to attract tenants, the owner of a retail property may be required to--

     o    lower rents,

     o    grant a potential tenant a free rent or reduced rent period,

     o    improve the condition of the property generally, or

     o    make at its own expense, or grant a rent abatement to cover, tenant improvements for a potential tenant.

     A prospective tenant will also be interested in the number and type of customers that it will be able to attract at a particular retail property. The ability of a tenant at a particular retail property to attract customers will be affected by a number of factors related to the property and the surrounding area, including:

     o    competition from other retail properties;

     o    perceptions regarding the safety, convenience and attractiveness of the property;

     o    perceptions regarding the safety of the surrounding area;

     o    demographics of the surrounding area;

     o    the strength and stability of the local, regional and national economies;

     o    traffic patterns and access to major thoroughfares;

     o    the visibility of the property;

     o    availability of parking;

     o    the particular mixture of the goods and services offered at the property;

     o    customer tastes, preferences and spending patterns; and

     o    the drawing power of other tenants.

     The success of a retail property is often dependent on the success of its tenants' businesses. A significant component of the total rent paid by tenants of retail properties is often tied to a percentage of gross sales or

                                      -34-

revenues. Declines in sales or revenues of the tenants will likely cause a corresponding decline in percentage rents and/or impair the tenants' ability to pay their rent or other occupancy costs. A default by a tenant under its lease could result in delays and costs in enforcing the landlord's rights. Retail properties would be directly and adversely affected by a decline in the local economy and reduced consumer spending.

     Repayment of a mortgage loan secured by a retail property will be affected by the expiration of space leases at the property and the ability of the borrower to renew or relet the space on comparable terms. Even if vacant space is successfully relet, the costs associated with reletting, including tenant improvements, leasing commissions and free rent, may be substantial and could reduce cash flow from a retail property.

     With respect to some retail properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

     The presence or absence of an anchor tenant in a multi-tenanted retail property can be important. Anchor tenants play a key role in generating customer traffic and making the center desirable for other tenants. Retail properties that are anchored have traditionally been perceived as less risky than unanchored properties. As to any given retail property, an anchor tenant is generally understood to be a nationally or regionally recognized tenant whose space is, in general, materially larger in size than the space occupied by other tenants at the same retail property and is important in attracting customers to the retail property.

     A retail property may also benefit from a shadow anchor. A shadow anchor is a store or business that satisfies the criteria for an anchor store or business, but which may be located at an adjoining property or on a portion of the subject retail property that is not collateral for the related mortgage loan. A shadow anchor may own the space it occupies. In those cases where the property owner does not control the space occupied by the anchor store or business, the property owner may not be able to take actions with respect to the space that it otherwise typically would, such as granting concessions to retain an anchor tenant or removing an ineffective anchor tenant.

     In some cases, an anchor tenant or a shadow anchor may cease to operate at the property, thereby leaving its space unoccupied even though it continues to pay rent on or even own the vacant space. If an anchor tenant or a shadow anchor ceases operations at a retail property or if its sales do not reach a specified threshold, other tenants at the property may be entitled to terminate their leases prior to the scheduled expiration date or to pay rent at a reduced rate for the remaining term of the lease.

     Accordingly, the following factors, among others, will adversely affect the economic performance of an anchored retail property, including:

     o    an anchor tenant's failure to renew its lease;

     o    termination of an anchor tenant's lease;

     o    the bankruptcy or economic decline of an anchor tenant or a shadow anchor;

     o    the cessation of the business of a self-owned anchor or of an anchor tenant, notwithstanding its continued ownership of the previously occupied space or its continued payment of rent, as the case may be;
          or

     o    a loss of an anchor tenant's ability to attract shoppers.

                                      -35-

     Retail properties may also face competition from sources outside a given real estate market or with lower operating costs. For example, all of the following compete with more traditional department stores and specialty shops for consumer dollars:

     o    factory outlet centers;

     o    discount shopping centers and clubs;

     o    catalogue retailers;

     o    home shopping networks and programs;

     o    internet web sites and electronic media shopping; and

     o    telemarketing.

     Similarly, home movie rentals and pay-per-view movies provide alternate sources of entertainment to movie theaters. Continued growth of these alternative retail outlets and entertainment sources, which are often characterized by lower operating costs, could adversely affect the rents collectible at retail properties.

     Gas stations, automotive sales and service centers and dry cleaners also pose unique environmental risks because of the nature of their businesses and the types of products used or sold in those businesses.

     Office Properties. Factors affecting the value and operation of an office property include:

     o    the strength, stability, number and quality of the tenants, particularly significant tenants, at the property;

     o    the physical attributes and amenities of the building in relation to competing buildings, including the condition of the HVAC system.
          parking and the building's compatibility with current business wiring requirements;

     o    whether the area is a desirable business location, including local labor cost and quality, tax environment, including tax benefits, and quality of life issues, such as schools and cultural amenities;

     o    the location of the property with respect to the central business district or population centers;

     o    demographic trends within the metropolitan area to move away from or towards the central business district;

     o    social trends combined with space management trends, which may change towards options such as telecommuting or hoteling to satisfy space needs;

     o    tax incentives offered to businesses or property owners by cities or suburbs adjacent to or near where the building is located;

     o    local competitive conditions, such as the supply of office space or the existence or construction of new competitive office buildings;

     o    the quality and philosophy of building management;

                                      -36-

     o    access to mass transportation;

     o    accessibility from surrounding highways/streets;

     o    changes in zoning laws; and

     o    the financial condition of the owner.

     With respect to some office properties, one or more tenants may have the option, at any time or after the expiration of a specified period, to terminate their leases at the property. In many cases, the tenant is required to provide notice and/or pay penalties in connection with the exercise of its termination option. Notwithstanding any disincentives with respect to a termination option, there can be no assurance a tenant will not exercise such an option, especially if the rent paid by that tenant is in excess of market rent.

     Office properties may be adversely affected by an economic decline in the business operated by their tenants. The risk associated with that economic decline is increased if revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

     Office properties are also subject to competition with other office properties in the same market. Competitive factors affecting an office property include:

     o    rental rates;

     o    the building's age, condition and design, including floor sizes and layout;

     o    access to public transportation and availability of parking; and

     o    amenities offered to its tenants, including sophisticated building systems, such as fiber optic cables, satellite communications or other base building technological features.

     The cost of refitting office space for a new tenant is often higher than for other property types.

     The success of an office property also depends on the local economy.
Factors influencing a company's decision to locate in a given area include:

     o    the cost and quality of labor;

     o    tax incentives; and

     o    quality of life considerations, such as schools and cultural amenities.

     The strength and stability of the local or regional economy will affect an office property's ability to attract stable tenants on a consistent basis. A central business district may have a substantially different economy from that of a suburb.

     Hospitality Properties. Hospitality properties may involve different types of hotels and motels, including:

     o    full service hotels;

     o    resort hotels with many amenities;

     o    limited service hotels;

                                      -37-

     o    hotels and motels associated with national or regional franchise chains;

     o    hotels that are not affiliated with any franchise chain but may have their own brand identity; and

     o    other lodging facilities.

     Factors affecting the value, operation and economic performance of a hospitality property include:

     o    the location of the property and its proximity to major population centers or attractions;

     o    the seasonal nature of business at the property;

     o    the level of room rates relative to those charged by competitors;

     o    quality and perception of the franchise affiliation, if any;

     o    economic conditions, either local, regional or national, which may limit the amount that can be charged for a room and may result in a reduction in occupancy levels;

     o    the existence or construction of competing hospitality properties;

     o    nature and quality of the services and facilities;

     o    financial strength and capabilities of the owner and operator;

     o    the need for continuing expenditures for modernizing, refurbishing and maintaining existing facilities;

     o    increases in operating costs, which may not be offset by increased room rates;

     o    the property's dependence on business and commercial travelers and tourism;

     o    changes in travel patterns caused by changes in access, energy prices, labor strikes, relocation of highways, the reconstruction of additional highways or other factors; and

     o    changes in travel patterns caused by perceptions of travel safety, which perceptions can be significantly and adversely influenced by terrorist acts and foreign conflict as well as apprehension regarding the possibility of such acts or conflicts.

     Because limited service hotels and motels are relatively quick and inexpensive to construct and may quickly reflect a positive value, an over-building of these hotels and motels could occur in any given region, which would likely adversely affect occupancy and daily room rates. Further, because rooms at hospitality properties are generally rented for short periods of time, hospitality properties tend to be more sensitive to adverse economic conditions and competition than many other types of commercial properties. Additionally, the revenues of some hospitality properties, particularly those located in regions whose economies depend upon tourism, may be highly seasonal in nature and/or may be adversely affected by prolonged unfavorable weather conditions.

     Hospitality properties may be operated under franchise agreements. The continuation of a franchise is typically subject to specified operating standards and other terms and conditions. The franchisor periodically inspects its licensed properties to confirm adherence to its operating standards. The failure of the hospitality property to maintain those standards or adhere to those other terms and conditions could result in the loss or cancellation of the franchise license. It is possible that the franchisor could condition the continuation of a

                                      -38-

franchise license on the completion of capital improvements or the making of capital expenditures that the owner of the hospitality property determines are too expensive or are otherwise unwarranted in light of the operating results or prospects of the property. In that event, the owner of the hospitality property may elect to allow the franchise license to lapse. In any case, if the franchise is terminated, the owner of the hospitality property may seek to obtain a suitable replacement franchise, which may be at significantly higher fees than the previous franchise, or to operate property independently of a franchise license. The loss of a franchise license could have a material adverse effect upon the operations or value of the hospitality property because of the loss of associated name recognition, marketing support and centralized reservation systems provided by the franchisor.

     The viability of any hospitality property that is a franchise of a national or a regional hotel or motel chain is dependent upon:

     o    the continued existence and financial strength of the franchisor;

     o    the public perception of the franchise service mark; and

     o    the duration of the franchise licensing agreement.

     The transferability of franchise license agreements may be restricted. The consent of the franchisor would be required for the continued use of the franchise license by the hospitality property following a foreclosure.
Conversely, a lender may be unable to remove a franchisor that it desires to replace following a foreclosure. Additionally, any provision in a franchise agreement or management agreement providing for termination because of a bankruptcy of a franchisor or manager will generally not be enforceable. In the event of a foreclosure on a hospitality property, the lender or other purchaser of the hospitality property may not be entitled to the rights under any associated operating, liquor and other licenses. That party would be required to apply in its own right for new operating, liquor and other licenses. There can be no assurance that a new license could be obtained or that it could be obtained promptly. The lack of a liquor license in a hospitality property could have an adverse impact on the revenue from that property or on its occupancy rate.

     Casino Properties. Factors affecting the economic performance of a casino property include:

     o    location, including proximity to or easy access from major population centers;

     o    appearance;

     o    economic conditions, either local, regional or national, which may limit the amount of disposable income that potential patrons may have for gambling;

     o    the existence or construction of competing casinos;

     o    dependence on tourism; and

     o    local or state governmental regulation.

     Competition among major casinos may involve attracting patrons by--

     o    providing alternate forms of entertainment, such as performers and sporting events, and

     o    offering low-priced or free food and lodging.

     Casino owners may expend substantial sums to modernize, refurbish and maintain existing facilities.

                                      -39-

     Because of their dependence on disposable income of patrons, casino properties are likely to respond quickly to a downturn in the economy.

     The ownership, operation, maintenance and/or financing of casino properties is often subject to local or state governmental regulation. A government agency or authority may have jurisdiction over or influence with respect to the foreclosure of a casino property or the bankruptcy of its owner or operator. In some jurisdictions, it may be necessary to receive governmental approval before foreclosing, thereby resulting in substantial delays to a lender. Gaming licenses are not transferable, including in connection with a foreclosure. There can be no assurance that a lender or another purchaser in foreclosure or otherwise will be able to obtain the requisite approvals to continue operating the foreclosed property as a casino.

     Any given state or municipality that currently allows legalized gambling could pass legislation banning it.

     The loss of a gaming license for any reason would have a material adverse effect on the value of a casino property.

     Health Care-Related Properties. Health care-related properties include:

     o    hospitals;

     o    medical offices;

     o    skilled nursing facilities;

     o    nursing homes;

     o    congregate care facilities; and

     o    in some cases, assisted living centers and housing for seniors.

     Health care-related facilities, particularly nursing homes, may receive a substantial portion of their revenues from government reimbursement programs, primarily Medicaid and Medicare. Medicaid and Medicare are subject to:

     o    statutory and regulatory changes;

     o    retroactive rate adjustments;

     o    administrative rulings;

     o    policy interpretations;

     o    delays by fiscal intermediaries; and

     o    government funding restrictions.

All of the foregoing can adversely affect revenues from the operation a health care-related facility. Moreover, governmental payors have employed cost-containment measures that limit payments to health care providers. In addition, there are currently under consideration various proposals for national health care relief that could further limit these payments.

                                      -40-

     Health care-related facilities are subject to significant governmental regulation of the ownership, operation, maintenance and/or financing of those properties. Providers of long-term nursing care and other medical services are highly regulated by federal, state and local law. They are subject to numerous factors which can increase the cost of operation, limit growth and, in extreme cases, require or result in suspension or cessation of operations, including:

     o    federal and state licensing requirements;

     o    facility inspections;

     o    rate setting;

     o    reimbursement policies; and

     o    laws relating to the adequacy of medical care, distribution of pharmaceuticals, use of equipment, personnel operating policies and maintenance of and additions to facilities and services.

     Under applicable federal and state laws and regulations, Medicare and
Medicaid reimbursements generally may not be made to any person other than the provider who actually furnished the related material goods and services.
Accordingly, in the event of foreclosure on a health care-related facility, neither a lender nor other subsequent lessee or operator of the property would generally be entitled to obtain from federal or state governments any outstanding reimbursement payments relating to services furnished at the property prior to foreclosure. Furthermore, in the event of foreclosure, there can be no assurance that a lender or other purchaser in a foreclosure sale would be entitled to the rights under any required licenses and regulatory approvals.
The lender or other purchaser may have to apply in its own right for those licenses and approvals. There can be no assurance that a new license could be obtained or that a new approval would be granted.

     Health care-related facilities are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. Furthermore, transfers of health care-related facilities are subject to regulatory approvals under state, and in some cases federal, law not required for transfers of most other types of commercial properties.

     Industrial Properties. Industrial properties may be adversely affected by reduced demand for industrial space occasioned by a decline in a particular industry segment and/or by a general slowdown in the economy. In addition, an industrial property that suited the particular needs of its original tenant may be difficult to relet to another tenant or may become functionally obsolete relative to newer properties. Also, lease terms with respect to industrial properties are generally for shorter periods of time and may result in a substantial percentage of leases expiring in the same year at any particular industrial property.

     The value and operation of an industrial property depends on:

     o    location of the property, the desirability of which in a particular instance may depend on--

          1.   availability of labor services,

          2.   proximity to supply sources and customers, and

          3.   accessibility to various modes of transportation and shipping, including railways, roadways, airline terminals and ports;

     o    building design of the property, the desirability of which in a particular instance may depend on--

                                      -41-

          1.   ceiling heights,

          2.   column spacing,

          3.   number and depth of loading bays,

          4.   divisibility,

          5.   floor loading capacities,

          6.   truck turning radius,

          7.   overall functionality, and

          8.   adaptability of the property, because industrial tenants often need space that is acceptable for highly specialized activities;
               and

     o    the quality and creditworthiness of individual tenants, because industrial properties frequently have higher tenant concentrations.

     Industrial properties are generally special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect their liquidation value. In addition, properties used for many industrial purposes are more prone to environmental concerns than other property types.

     Warehouse, Mini-Warehouse and Self-Storage Facilities. Warehouse,
mini-warehouse and self-storage properties are considered vulnerable to competition because both acquisition costs and break-even occupancy are relatively low. Depending on their location, mini-warehouses and self-storage facilities tend to be adversely affected more quickly by a general economic downturn than other types of commercial properties. In addition, it would require substantial capital expenditures to convert a warehouse, mini-warehouse or self-storage property to an alternative use. This will materially impair the liquidation value of the property if its operation for storage purposes becomes unprofitable due to decreased demand, competition, age of improvements or other factors.

     Successful operation of a warehouse, mini-warehouse or self-storage property depends on--

     o    building design,

     o    location and visibility,

     o    tenant privacy,

     o    efficient access to the property,

     o    proximity to potential users, including apartment complexes or commercial users,

     o    services provided at the property, such as security,

     o    age and appearance of the improvements, and

     o    quality of management.

     In addition, it is difficult to assess the environmental risks posed by warehouse, mini-warehouse and self-storage properties due to tenant privacy restrictions, tenant anonymity and unsupervised access to these facilities.

                                      -42-

Therefore, these facilities may pose additional environmental risks to investors. Environmental site assessments performed with respect to warehouse, mini-warehouse and self-storage properties would not include an inspection of the contents of the facilities. Therefore, it would not be possible to provide assurance that any of the units included in these kinds of facilities are free from hazardous substances or other pollutants or contaminants.

     Restaurants and Taverns. Factors affecting the economic viability of individual restaurants, taverns and other establishments that are part of the food and beverage service industry include:

     o    competition from facilities having businesses similar to a particular restaurant or tavern;

     o    perceptions by prospective customers of safety, convenience, services and attractiveness;

     o    the cost, quality and availability of food and beverage products;

     o    negative publicity, resulting from instances of food contamination, food-borne illness and similar events;

     o    changes in demographics, consumer habits and traffic patterns;

     o    the ability to provide or contract for capable management; and

     o    retroactive changes to building codes, similar ordinances and other legal requirements.

     Adverse economic conditions, whether local, regional or national, may limit the amount that may be charged for food and beverages and the extent to which potential customers dine out. Because of the nature of the business, restaurants and taverns tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. Furthermore, the transferability of any operating, liquor and other licenses to an entity acquiring a bar or restaurant, either through purchase or foreclosure, is subject to local law requirements.

     The food and beverage service industry is highly competitive. The principal means of competition are--

     o    market segment,

     o    product,

     o    price,

     o    value,

     o    quality,

     o    service,

     o    convenience,

     o    location, and

     o    the nature and condition of the restaurant facility.

                                      -43-

     A restaurant or tavern operator competes with the operators of comparable establishments in the area in which its restaurant or tavern is located. Other restaurants could have--

     o    lower operating costs,

     o    more favorable locations,

     o    more effective marketing,

     o    more efficient operations, or

     o    better facilities.

     The location and condition of a particular restaurant or tavern will affect the number of customers and, to an extent, the prices that may be charged. The characteristics of an area or neighborhood in which a restaurant or tavern is located may change over time or in relation to competing facilities. Also, the cleanliness and maintenance at a restaurant or tavern will affect its appeal to customers. In the case of a regionally- or nationally-known chain restaurant, there may be costly expenditures for renovation, refurbishment or expansion, regardless of its condition.

     Factors affecting the success of a regionally- or nationally-known chain restaurant include:

     o    actions and omissions of any franchisor, including management practices that--

          1.   adversely affect the nature of the business, or

          2.   require renovation, refurbishment, expansion or other
               expenditures;

     o    the degree of support provided or arranged by the franchisor, including its franchisee organizations and third-party providers of products or services; and

     o    the bankruptcy or business discontinuation of the franchisor or any of its franchisee organizations or third-party providers.

     Chain restaurants may be operated under franchise agreements. Those agreements typically do not contain provisions protective of lenders. A borrower's rights as franchisee typically may be terminated without informing the lender, and the borrower may be precluded from competing with the franchisor upon termination. In addition, a lender that acquires title to a restaurant site through foreclosure or similar proceedings may be restricted in the use of the site or may be unable to succeed to the rights of the franchisee under the related franchise agreement. The transferability of a franchise may be subject to other restrictions. Also, federal and state franchise regulations may impose additional risk, including the risk that the transfer of a franchise acquired through foreclosure or similar proceedings may require registration with governmental authorities or disclosure to prospective transferees.

     Manufactured Housing Communities, Mobile Home Parks and Recreational
Vehicle Parks. Manufactured housing communities and mobile home parks consist of land that is divided into "spaces" or "home sites" that are primarily leased to owners of the individual mobile homes or other housing units. The home owner often invests in site-specific improvements such as carports, steps, fencing, skirts around the base of the home, and landscaping. The land owner typically provides private roads within the park, common facilities and, in many cases, utilities. Due to relocation costs and, in some cases, demand for homesites, the value of a mobile home or other housing unit in place in a manufactured housing community or mobile home park is generally higher, and can be significantly higher, than the value of the same unit not placed in a manufactured housing

                                      -44-

community or mobile home park. As a result, a well-operated manufactured housing community or mobile home park that has achieved stabilized occupancy is typically able to maintain occupancy at or near that level. For the same reason, a lender that provided financing for the home of a tenant who defaulted in his or her space rent generally has an incentive to keep rental payments current until the home can be resold in place, rather than to allow the unit to be removed from the park. In general, the individual mobile homes and other housing units will not constitute collateral for a mortgage loan underlying a series of offered certificates.

     Recreational vehicle parks lease spaces primarily or exclusively for motor homes, travel trailers and portable truck campers, primarily designed for recreational, camping or travel use. In general, parks that lease recreational vehicle spaces can be viewed as having a less stable tenant population than parks occupied predominantly by mobile homes. However, it is not unusual for the owner of a recreational vehicle to leave the vehicle at the park on a year-round basis or to use the vehicle as low cost housing and reside in the park indefinitely.

     Factors affecting the successful operation of a manufactured housing community, mobile home park or recreational vehicle park include:

     o    location of the manufactured housing property;

     o    the ability of management to provide adequate maintenance and insurance;

     o    the number of comparable competing properties in the local market;

     o    the age, appearance, condition and reputation of the property;

     o    the quality of management; and

     o    the types of facilities and services it provides.

     Manufactured housing communities and mobile home parks also compete against alternative forms of residential housing, including--

     o    multifamily rental properties,

     o    cooperatively-owned apartment buildings,

     o    condominium complexes, and

     o    single-family residential developments.

     Recreational vehicle parks also compete against alternative forms of recreation and short-term lodging, such as staying at a hotel at the beach.

     Manufactured housing communities, mobile home parks and recreational vehicle parks are special purpose properties that could not be readily converted to general residential, retail or office use. This will adversely affect the liquidation value of the property if its operation as a manufactured housing community, mobile home park or recreational vehicle park, as the case may be, becomes unprofitable due to competition, age of the improvements or other factors.

     Some states regulate the relationship of an owner of a manufactured housing community or mobile home park and its tenants in a manner similar to the way they regulate the relationship between a landlord and tenant at a multifamily rental property. In addition, some states also regulate changes in the use of a manufactured housing

                                      -45-

community or mobile home park and require that the owner give written notice to its tenants a substantial period of time prior to the projected change.

     In addition to state regulation of the landlord-tenant relationship, numerous counties and municipalities impose rent control or rent stabilization on manufactured housing communities and mobile home parks. These ordinances may limit rent increases to--

     o    fixed percentages,

     o    percentages of increases in the consumer price index,

     o    increases set or approved by a governmental agency, or

     o    increases determined through mediation or binding arbitration.

     In many cases, the rent control or rent stabilization laws either do not permit vacancy decontrol or permit vacancy decontrol only in the relatively rare event that the mobile home or manufactured housing unit is removed from the homesite. Local authority to impose rent control or rent stabilization on manufactured housing communities and mobile home parks is pre-empted by state law in some states and rent control or rent stabilization is not imposed at the state level in those states. In some states, however, local rent control and/or rent stabilization ordinances are not pre-empted for tenants having short-term or month-to-month leases, and properties there may be subject to various forms of rent control or rent stabilization with respect to those tenants.

     Recreational and Resort Properties. Any mortgage loan underlying a series of offered certificates may be secured by a golf course, marina, ski resort, amusement park or other property used for recreational purposes or as a resort.
Factors affecting the economic performance of a property of this type include:

     o    the location and appearance of the property;

     o    the appeal of the recreational activities offered;

     o    the existence or construction of competing properties, whether are not they offer the same activities;

     o    the need to make capital expenditures to maintain, refurbish, improve and/or expand facilities in order to attract potential patrons;

     o    geographic location and dependence on tourism;

     o    changes in travel patterns caused by changes in energy prices, strikes, location of highways, construction of additional highways and similar factors;

     o    seasonality of the business, which may cause periodic fluctuations in operating revenues and expenses;

     o    sensitivity to weather and climate changes; and

     o    local, regional and national economic conditions.

     A marina or other recreational or resort property located next to water will also be affected by various statutes and government regulations that govern the use of, and construction on, rivers, lakes and other waterways.

                                      -46-

     Because of the nature of the business, recreational and resort properties tend to respond to adverse economic conditions more quickly than do many other types of commercial properties. In addition, some recreational and resort properties may be adversely affected by prolonged unfavorable weather conditions.

     Recreational and resort properties are generally special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Arenas and Stadiums. The success of an arena or stadium generally depends on its ability to attract patrons to a variety of events, including:

     o    sporting events;

     o    musical events;

     o    theatrical events;

     o    animal shows; and/or

     o    circuses.

     The ability to attract patrons is dependent on, among others, the following factors:

     o    the appeal of the particular event;

     o    the cost of admission;

     o    perceptions by prospective patrons of the safety, convenience, services and attractiveness of the arena or stadium;

     o    perceptions by prospective patrons of the safety of the surrounding area; and

     o    the alternative forms of entertainment available in the particular locale.

     In some cases, an arena's or stadium's success will depend on its ability to attract and keep a sporting team as a tenant. An arena or stadium may become unprofitable, or unacceptable to a tenant of that type, due to decreased attendance, competition and age of improvements. Often, substantial expenditures must be made to modernize, refurbish and/or maintain existing facilities.

     Arenas and stadiums are special purpose properties which cannot be readily convertible to alternative uses. This will adversely affect their liquidation value.

     Churches and Other Religious Facilities. Churches and other religious facilities generally depend on charitable donations to meet expenses and pay for maintenance and capital expenditures. The extent of those donations is dependent on the attendance at any particular religious facility and the extent to which attendees are prepared to make donations, which is influenced by a variety of social, political and economic factors. Donations may be adversely affected by economic conditions, whether local, regional or national. Religious facilities are special purpose properties that are not readily convertible to alternative uses. This will adversely affect their liquidation value.

     Parking Lots and Garages. The primary source of income for parking lots and garages is the rental fees charged for parking spaces. Factors affecting the success of a parking lot or garage include:

                                      -47-

     o    the number of rentable parking spaces and rates charged;

     o    the location of the lot or garage and, in particular, its proximity to places where large numbers of people work, shop or live;

     o    the amount of alternative parking spaces in the area;

     o    the availability of mass transit; and

     o    the perceptions of the safety, convenience and services of the lot or garage.

     Unimproved Land. The value of unimproved land is largely a function of its potential use. This may depend on--

     o    its location,

     o    its size,

     o    the surrounding neighborhood, and

     o    local zoning laws.

ANY ANALYSIS OF THE VALUE OR INCOME PRODUCING ABILITY OF A COMMERCIAL OR
MULTIFAMILY PROPERTY IS HIGHLY SUBJECTIVE AND SUBJECT TO ERROR

     Mortgage loans secured by liens on income-producing properties are substantially different from mortgage loans made on the security of owner-occupied single-family homes. The repayment of a loan secured by a lien on an income-producing property is typically dependent upon--

     o    the successful operation of the property, and

     o    its ability to generate income sufficient to make payments on the loan.

This is particularly true because most or all of the mortgage loans underlying the offered certificates will be nonrecourse loans.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

     o    the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral.

The amount described in the first bullet point of the preceding sentence is often a highly subjective number based on a variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property.

                                      -48-

     The cash flow generated by a multifamily or commercial property will generally fluctuate over time and may or may not be sufficient to--

     o    make the loan payments on the related mortgage loan,

     o    cover operating expenses, and

     o    fund capital improvements at any given time.

     Operating revenues of a nonowner occupied, income-producing property may be affected by the condition of the applicable real estate market and/or area economy. Properties leased, occupied or used on a short-term basis, such as--

     o    some health care-related facilities,

     o    hotels and motels,

     o    recreational vehicle parks, and

     o    mini-warehouse and self-storage facilities,

tend to be affected more rapidly by changes in market or business conditions than do properties typically leased for longer periods, such as--

     o    warehouses,

     o    retail stores,

     o    office buildings, and

     o    industrial facilities.

     Some commercial properties may be owner-occupied or leased to a small number of tenants. Accordingly, the operating revenues may depend substantially on the financial condition of the borrower or one or a few tenants. Mortgage loans secured by liens on owner-occupied and single tenant properties may pose a greater likelihood of default and loss than loans secured by liens on multifamily properties or on multi-tenant commercial properties.

     Increases in property operating expenses can increase the likelihood of a borrower default on a multifamily or commercial mortgage loan secured by the property. Increases in property operating expenses may result from:

     o    increases in energy costs and labor costs;

     o    increases in interest rates and real estate tax rates; and

     o    changes in governmental rules, regulations and fiscal policies.

     Some net leases of commercial properties may provide that the lessee, rather than the borrower/landlord, is responsible for payment of operating expenses. However, a net lease will result in stable net operating income to the borrower/landlord only if the lessee is able to pay the increased operating expense while also continuing to make rent payments.

                                      -49-

     Lenders also look to the loan-to-value ratio of a mortgage loan as a factor in evaluating the likelihood of loss if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the mortgage loan and any other senior and/or pari passu loans that are secured by the related real property collateral, to

     o    the estimated value of the related real property based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     A low loan-to-value ratio means the borrower has a large amount of its own equity in the multifamily or commercial property that secures its loan. In these circumstances--

     o    the borrower has a greater incentive to perform under the terms of the related mortgage loan in order to protect that equity, and

     o    the lender has greater protection against loss on liquidation following a borrower default.

     However, loan-to-value ratios are not necessarily an accurate measure of the likelihood of liquidation loss in a pool of multifamily and commercial mortgage loans. For example, the value of a multifamily or commercial property as of the date of initial issuance of a series of offered certificates may be less than the estimated value determined at loan origination. The value of any real property, in particular a multifamily or commercial property, will likely fluctuate from time to time. Moreover, even a current appraisal is not necessarily a reliable estimate of value. Appraised values of income-producing properties are generally based on--

     o    the market comparison method, which takes into account the recent resale value of comparable properties at the date of the appraisal;

     o    the cost replacement method, which takes into account the cost of replacing the property at the date of the appraisal;

     o    the income capitalization method, which takes into account the property's projected net cash flow; or

     o    a selection from the values derived from the foregoing methods.

     Each of these appraisal methods presents analytical difficulties. For example--

     o    it is often difficult to find truly comparable properties that have recently been sold;

     o    the replacement cost of a property may have little to do with its current market value; and

     o    income capitalization is inherently based on inexact projections of income and expense and the selection of an appropriate capitalization rate and discount rate.

     If more than one appraisal method is used and significantly different results are produced, an accurate determination of value and, correspondingly, a reliable analysis of the likelihood of default and loss, is even more difficult.

     The value of a multifamily or commercial property will be affected by property performance. As a result, if a multifamily or commercial mortgage loan defaults because the income generated by the related property is

                                      -50-

insufficient to pay operating costs and expenses as well as debt service, then the value of the property will decline and a liquidation loss may occur.

BORROWER CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     A particular borrower or group of related borrowers may be associated with multiple real properties securing the mortgage loans underlying a series of offered certificates. The bankruptcy or insolvency of, or other financial problems with respect to, that borrower or group of borrowers could have an adverse effect on--

     o    the operation of all of the related real properties, and

     o    the ability of those properties to produce sufficient cash flow to make required payments on the related mortgage loans.

For example, if a borrower or group of related borrowers that owns or controls several real properties experiences financial difficulty at one of those properties, it could defer maintenance at another of those properties in order to satisfy current expenses with respect to the first property. That borrower or group of related borrowers could also attempt to avert foreclosure by filing a bankruptcy petition that might have the effect of interrupting debt service payments on all the related mortgage loans for an indefinite period. In addition, multiple real properties owned by the same borrower or related borrowers are likely to have common management. This would increase the risk that financial or other difficulties experienced by the property manager could have a greater impact on the owner of the related loans.

LOAN CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF DEFAULT
AND LOSS

     Any of the mortgage assets in one of our trusts may be substantially larger than the other assets in that trust. In general, the inclusion in a trust of one or more mortgage assets that have outstanding principal balances that are substantially larger than the other mortgage assets in the trust can result in losses that are more severe, relative to the size of the related mortgage asset pool, than would be the case if the total principal balance of that pool were distributed more evenly.

GEOGRAPHIC CONCENTRATION WITHIN A TRUST EXPOSES INVESTORS TO GREATER RISK OF
DEFAULT AND LOSS

     If a material concentration of mortgage loans underlying a series of offered certificates is secured by real properties in a particular locale, state or region, then the holders of those certificates will have a greater exposure to:

     o    any adverse economic developments that occur in the locale, state or region where the properties are located;

     o    changes in the real estate market where the properties are located;

     o    changes in governmental rules and fiscal policies in the governmental jurisdiction where the properties are located; and

     o    acts of nature, including floods, tornadoes and earthquakes, in the areas where properties are located.

                                      -51-

CHANGES IN POOL COMPOSITION WILL CHANGE THE NATURE OF YOUR INVESTMENT

     The mortgage loans underlying any series of offered certificates will amortize at different rates and mature on different dates. In addition, some of those mortgage loans may be prepaid or liquidated. As a result, the relative composition of the related mortgage asset pool will change over time.

     If you purchase offered certificates with a pass-through rate that is equal to or calculated based upon a weighted average of interest rates on the underlying mortgage loans, your pass-through rate will be affected, and may decline, as the relative composition of the mortgage pool changes.

     In addition, as payments and other collections of principal are received with respect to the underlying mortgage loans, the remaining mortgage pool backing your offered certificates may exhibit an increased concentration with respect to property type, number and affiliation of borrowers and geographic location.

ADJUSTABLE RATE MORTGAGE LOANS MAY ENTAIL GREATER RISKS OF DEFAULT TO LENDERS
THAN FIXED RATE MORTGAGE LOANS

     Some or all of the mortgage loans underlying a series of offered certificates may provide for adjustments to their respective mortgage interest rates and corresponding adjustments to their respective periodic debt service payments. As the periodic debt service payment for any of those mortgage loans increases, the likelihood that cash flow from the underlying real property will be insufficient to make that periodic debt service payment and pay operating expenses also increases.

ADDITIONAL SECURED DEBT INCREASES THE LIKELIHOOD THAT A BORROWER WILL DEFAULT ON
A MORTGAGE LOAN UNDERLYING YOUR OFFERED CERTIFICATES

     Some or all of the mortgage loans included in one of our trusts may permit the related borrower to encumber the related real property with additional secured debt.

     Even if a mortgage loan prohibits further encumbrance of the related real property, a violation of this prohibition may not become evident until the affected mortgage loan otherwise defaults. Accordingly, a lender, such as one of our trusts, may not realistically be able to prevent a borrower from incurring subordinate debt.

     The existence of any additional secured indebtedness increases the difficulty of refinancing a mortgage loan at the loan's maturity. In addition, the related borrower may have difficulty repaying multiple loans. Moreover, the filing of a petition in bankruptcy by, or on behalf of, a junior lienholder may stay the senior lienholder from taking action to foreclose out the junior lien.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Subordinate Financing."

WITH RESPECT TO CERTAIN MORTGAGE LOANS INCLUDED IN OUR TRUSTS, THE MORTGAGED
PROPERTY OR PROPERTIES THAT SECURE THE SUBJECT MORTGAGE LOAN IN THE TRUST ALSO
SECURE ONE (1) OR MORE RELATED MORTGAGE LOANS THAT ARE NOT IN THE TRUST; THE
INTERESTS OF THE HOLDERS OF THOSE NON-TRUST MORTGAGE LOANS MAY CONFLICT WITH
YOUR INTERESTS

     Certain mortgage loans included in our trusts are each part of a loan combination or split loan structure that includes one or more additional mortgage loans (not included in the trust) that are secured by the same mortgage instrument(s) encumbering the same mortgaged property or properties, as applicable, as is the subject mortgage loan. See "THE TRUST FUND--Mortgage
Loans--Loan Combinations." Pursuant to one or more co-lender or similar agreements, a holder of a particular non-trust mortgage loan in a subject loan combination, or a group of holders of non-trust mortgage loans in a subject loan combination (acting together), may be granted various rights and powers that affect the mortgage loan in that loan combination that is in one of our trusts, including (a) cure rights with respect to the mortgage loan in our trust, (b) a purchase option with respect to the mortgage loan in our trust, (c) the right to advise, direct and/or consult with the applicable servicer regarding

                                      -52-

various servicing matters, including certain modifications, affecting that loan combination, and/or (d) the right to replace the applicable special servicer
(without cause) with respect to the mortgage loan in our trust. In some cases, those rights and powers may be assignable or may be exercised through a representative or designee. In connection with exercising any of the foregoing rights afforded to it, the holder of any non-trust mortgage loan in a loan combination that includes a mortgage loan in one of our trusts --or, if applicable, any representative, designee or assignee of that holder with respect to the particular right -- will likely not be an interested party with respect to the related series of certificates, will have no obligation to consider the interests of, or the impact of exercising such rights on, the related series of certificates and may have interests that conflict with your interests. If any such non-trust mortgage loan is included in a securitization, then the representative, designee or assignee exercising any of the rights of the holder of that non-trust mortgage loan may be a securityholder, an operating advisor, a controlling class representative or other comparable party or a servicer from that other unrelated securitization. You should expect that the holder or beneficial owner of a non-trust mortgage loan will exercise its rights and powers to protect its own economic interests, and will not be liable to the related series of certificateholders for so doing.

     In addition, certain of mortgage loans included in our trusts that are part of a loan combination will be serviced and administered pursuant to the servicing agreement for the securitization of a non-trust mortgage loan that is part of the same loan combination. Consequently, the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans and the parties with control over the servicing of those mortgage loans may have interests that conflict with your interests. See "DESCRIPTION OF THE GOVERNING DOCUMENTS--Servicing Mortgage Loans
That Are Part of a Loan Combination."

THE BORROWER'S FORM OF ENTITY MAY CAUSE SPECIAL RISKS AND/OR HINDER RECOVERY

     Some of the mortgage loans underlying a series of offered certificates may have borrowers that are individuals or, alternatively, are entities that either have not been structured to diminish the likelihood of their becoming bankrupt or do not satisfy all the characteristics of special purpose entities. Further, some of the borrowing entities may have been in existence and conducting business prior to the origination of the related underlying mortgage loans, may own other property that is not part of the collateral for the related underlying mortgage loans and, further, may not have always satisfied all the characteristics of special purpose entities even if they currently do so. The related mortgage documents and/or organizational documents of those borrowers may not contain the representations, warranties and covenants customarily made by a borrower that is a special purpose entity, such as limitations on indebtedness and affiliate transactions and restrictions on the borrower's ability to dissolve, liquidate, consolidate, merge, sell all or any material portion of its assets or amend its organizational documents. These provisions are designed to mitigate the possibility that the borrower's financial condition would be adversely impacted by factors unrelated to the related mortgaged real property and the related mortgage loan.

     Borrowers not structured as bankruptcy-remote entities may be more likely to become insolvent or the subject of a voluntary or involuntary bankruptcy proceeding because those borrowers may be:

     o    operating entities with businesses distinct from the operation of the property with the associated liabilities and risks of operating an ongoing business; and

     o    individuals that have personal liabilities unrelated to the property.

     In addition, if an underlying mortgage loan is secured by a mortgage on both the related borrower's leasehold interest in the related mortgaged real property and the underlying fee interest in such property, the related borrower may be a special purpose entity, but the owner and pledgor of the related fee interest may not be a special purpose entity.

     However, any borrower, even an entity structured to be bankruptcy-remote, as an owner of real estate will be subject to certain potential liabilities and risks. We cannot assure you that any borrower will not file for

                                      -53-

bankruptcy protection or that creditors of a borrower or a corporate or individual general partner or managing member of a borrower will not initiate a bankruptcy or similar proceeding against such borrower or corporate or individual general partner or managing member.

     With respect to those borrowers that are structured as special purposes entities, although the terms of the borrower's organizational documents and/or related loan documents require that the related borrower covenants to be a special purpose entity, in some cases those borrowers are not required to observe all covenants and conditions that typically are required in order for such an entity to be viewed under the standard rating agency criteria as a special purpose entity.

     Furthermore, with respect to any related borrowers, creditors of a common parent in bankruptcy may seek to consolidate the assets of such borrowers with those of the parent. Consolidation of the assets of such borrowers would likely have an adverse effect on the funds available to make distributions on your offered certificates, and may lead to a downgrade, withdrawal or qualification of the ratings of your offered certificates. See "--Borrower Bankruptcy
Proceedings Can Delay and Impair Recovery on a Mortgage Loan Underlying Your
Offered Certificates" below and "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy
Laws."

     The mortgage loans underlying a series of offered certificates may have borrowers that own the related mortgaged real properties as tenants-in-common or may permit the related borrowers to convert into a tenant-in-common structure in the future. Generally, in tenant-in-common ownership structures, each tenant-in-common owns an undivided share in the subject real property. If a tenant-in-common desires to sell its interest in the subject real property and is unable to find a buyer or otherwise desires to force a partition, the tenant-in-common has the ability to request that a court order a sale of the subject real property and distribute the proceeds to each tenant-in-common owner proportionally. To reduce the likelihood of a partition action, a tenant-in-common borrower may be required to waive its partition right. However, there can be no assurance that, if challenged, this waiver would be enforceable or that it would be enforced in a bankruptcy proceeding.

     The enforcement of remedies against tenant-in-common borrowers may be prolonged because each time a tenant-in-common borrower files for bankruptcy, the bankruptcy court stay is reinstated. While a lender may seek to mitigate this risk after the commencement of the first bankruptcy of a tenant-in-common by commencing an involuntary proceeding against the other tenant-in-common borrowers and moving to consolidate all those cases, there can be no assurance that a bankruptcy court would consolidate those separate cases. Additionally, tenant-in-common borrowers may be permitted to transfer portions of their interests in the subject mortgaged real property to numerous additional tenant-in-common borrowers.

     The bankruptcy, dissolution or action for partition by one or more of the tenants-in-common could result in an early repayment of the related mortgage loan, a significant delay in recovery against the tenant-in-common borrowers, a material impairment in property management and a substantial decrease in the amount recoverable upon the related mortgage loan. Not all tenants-in-common for these mortgage loans may be special purpose entities and some of those tenants-in-common may be individuals.

BORROWER BANKRUPTCY PROCEEDINGS CAN DELAY AND IMPAIR RECOVERY ON A MORTGAGE LOAN
UNDERLYING YOUR OFFERED CERTIFICATES

     Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or against a borrower will stay the sale of a real property owned by that borrower, as well as the commencement or continuation of a foreclosure action.

     In addition, if a court determines that the value of a real property is less than the principal balance of the mortgage loan it secures, the court may reduce the amount of secured indebtedness to the then-value of the property.
This would make the lender a general unsecured creditor for the difference between the then-value of the property and the amount of its outstanding mortgage indebtedness.

                                      -54-

     A bankruptcy court also may:

     o    grant a debtor a reasonable time to cure a payment default on a mortgage loan;

     o    reduce monthly payments due under a mortgage loan;

     o    change the rate of interest due on a mortgage loan; or

     o    otherwise alter a mortgage loan's repayment schedule.

     Furthermore, the borrower, as debtor-in-possession, or its bankruptcy trustee has special powers to avoid, subordinate or disallow debts. In some circumstances, the claims of a secured lender, such as one of our trusts, may be subordinated to financing obtained by a debtor-in-possession subsequent to its bankruptcy.

     Under the U.S. Bankruptcy Code, a lender will be stayed from enforcing a borrower's assignment of rents and leases. The U.S. Bankruptcy Code also may interfere with a lender's ability to enforce lockbox requirements. The legal proceedings necessary to resolve these issues can be time consuming and may significantly delay the receipt of rents. Rents also may escape an assignment to the extent they are used by borrower to maintain its property or for other court authorized expenses.

     As a result of the foregoing, the related trust's recovery with respect to borrowers in bankruptcy proceedings may be significantly delayed, and the total amount ultimately collected may be substantially less than the amount owed.

ENVIRONMENTAL LIABILITIES WILL ADVERSELY AFFECT THE VALUE AND OPERATION OF THE
CONTAMINATED PROPERTY AND MAY DETER A LENDER FROM FORECLOSING

     There can be no assurance--

     o    as to the degree of environmental testing conducted at any of the real properties securing the mortgage loans that back your offered certificates;

     o    that the environmental testing conducted by or on behalf of the applicable originators or any other parties in connection with the origination of those mortgage loans or otherwise identified all adverse environmental conditions and risks at the related real properties;

     o    that the results of the environmental testing were accurately evaluated in all cases;

     o    that the related borrowers have implemented or will implement all operations and maintenance plans and other remedial actions recommended by any environmental consultant that may have conducted testing at the related real properties; or

     o    that the recommended action will fully remediate or otherwise address all the identified adverse environmental conditions and risks.

     Environmental site assessments vary considerably in their content, quality and cost. Even when adhering to good professional practices, environmental consultants will sometimes not detect significant environmental problems because to do an exhaustive environmental assessment would be far too costly and time-consuming to be practical.

                                      -55-

     In addition, the current environmental condition of a real property securing a mortgage loan underlying your offered certificates could be adversely affected by--

     o    tenants at the property, such as gasoline stations or dry cleaners, or

     o    conditions or operations in the vicinity of the property, such as leaking underground storage tanks at another property nearby.

     Various environmental laws may make a current or previous owner or operator of real property liable for the costs of removal or remediation of hazardous or toxic substances on, under or adjacent to the property. Those laws often impose liability whether or not the owner or operator knew of, or was responsible for, the presence of the hazardous or toxic substances. For example, there are laws that impose liability for release of asbestos containing materials into the air or require the removal or containment of the materials. The owner's liability for any required remediation generally is unlimited and could exceed the value of the property and/or the total assets of the owner. In addition, the presence of hazardous or toxic substances, or the failure to remediate the adverse environmental condition, may adversely affect the owner's or operator's ability to use the affected property. In some states, contamination of a property may give rise to a lien on the property to ensure the costs of cleanup. Depending on the state, this lien may have priority over the lien of an existing mortgage, deed of trust or other security instrument. In addition, third parties may seek recovery from owners or operators of real property for personal injury associated with exposure to hazardous substances, including asbestos and lead-based paint. Persons who arrange for the disposal or treatment of hazardous or toxic substances may be liable for the costs of removal or remediation of the substances at the disposal or treatment facility.

     The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, as well as other federal and state laws, provide that a secured lender, such as one of our trusts, may be liable as an
"owner" or "operator" of the real property, regardless of whether the borrower or a previous owner caused the environmental damage, if--

     o    agents or employees of the lender are deemed to have participated in the management of the borrower, or

     o    the lender actually takes possession of a borrower's property or control of its day-to-day operations, including through the appointment of a receiver or foreclosure.

     Although recently enacted legislation clarifies the activities in which a lender may engage without becoming subject to liability under the federal
Comprehensive Environmental Response, Compensation and Liability Act of 1980, as
amended, and similar federal laws, that legislation has no applicability to state environmental laws. Moreover, future laws, ordinances or regulations could impose material environmental liability.

     Federal law requires owners of residential housing constructed prior to
1978--

     o    to disclose to potential residents or purchasers information in their possession regarding the presence of known lead-based paint or lead-based paint-related hazards in such housing, and

     o    to deliver to potential residents or purchasers a United States
          Environmental Protection Agency approved information pamphlet describing the potential hazards to pregnant women and young children, including that the ingestion of lead-based paint chips and/or the inhalation of dust particles from lead-based paint by children can cause permanent injury, even at low levels of exposure.

                                      -56-

     Property owners may be liable for injuries to their tenants resulting from exposure under various laws that impose affirmative obligations on property owners of residential housing containing lead-based paint.

SOME PROVISIONS IN THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES MAY
BE CHALLENGED AS BEING UNENFORCEABLE

     Cross-Collateralization Arrangements. It may be possible to challenge cross-collateralization arrangements involving more than one borrower as a fraudulent conveyance, even if the borrowers are related. If one of those borrowers were to become a debtor in a bankruptcy case, creditors of the bankrupt party or the representative of the bankruptcy estate of the bankrupt party could seek to have the bankruptcy court avoid any lien granted by the bankrupt party to secure repayment of another borrower's loan. In order to do so, the court would have to determine that--

     o    the bankrupt party--

          1.   was insolvent at the time of granting the lien,

          2.   was rendered insolvent by the granting of the lien,

          3.   was left with inadequate capital, or

          4.   was not able to pay its debts as they matured; and

     o    the bankrupt party did not, when it allowed its property to be encumbered by a lien securing the other borrower's loan, receive fair consideration or reasonably equivalent value for pledging its property for the equal benefit of the other borrower.

If the court were to conclude that the granting of the lien was an avoidable fraudulent conveyance, it could nullify the lien or security instrument effecting the cross-collateralization. The court could also allow the bankrupt party to recover payments it made under the avoided cross-collateralization.

     Prepayment Premiums, Fees and Charges. Under the laws of a number of states, the enforceability of any mortgage loan provisions that require payment of a prepayment premium, fee or charge upon an involuntary prepayment, is unclear. If those provisions were unenforceable, borrowers would have an incentive to default in order to prepay their loans.

     Due-on-Sale and Debt Acceleration Clauses. Some or all of the mortgage loans included in one of our trusts may contain a due-on-sale clause, which permits the lender, with some exceptions, to accelerate the maturity of the mortgage loan upon the sale, transfer or conveyance of--

     o    the related real property, or

     o    a majority ownership interest in the related borrower.

     We anticipate that all of the mortgage loans included in one of our trusts will contain some form of debt-acceleration clause, which permits the lender to accelerate the debt upon specified monetary or non-monetary defaults by the related borrower.

                                      -57-

     The courts of all states will enforce acceleration clauses in the event of a material payment default. The equity courts of any state, however, may refuse to allow the foreclosure of a mortgage, deed of trust or other security instrument or to permit the acceleration of the indebtedness if:

     o    the default is deemed to be immaterial,

     o    the exercise of those remedies would be inequitable or unjust, or

     o    the circumstances would render the acceleration unconscionable.

     Assignments of Leases. Some or all of the mortgage loans included in one of our trusts may be secured by, among other things, an assignment of leases and rents. Under that document, the related borrower will assign its right, title and interest as landlord under the leases on the related real property and the income derived from those leases to the lender as further security for the related mortgage loan, while retaining a license to collect rents for so long as there is no default. In the event the borrower defaults, the license terminates and the lender is entitled to collect rents. In some cases, those assignments may not be perfected as security interests prior to actual possession of the cash flow. Accordingly, state law may require that the lender take possession of the property and obtain a judicial appointment of a receiver before becoming entitled to collect the rents. In addition, the commencement of bankruptcy or similar proceedings by or with respect to the borrower will adversely affect the lender's ability to collect the rents. See "LEGAL ASPECTS OF MORTGAGE
LOANS--Bankruptcy Laws."

     Defeasance. A mortgage loan underlying a series of offered certificates may permit the related borrower, during the periods specified and subject to the conditions set forth in the loan, to pledge to the holder of the mortgage loan a specified amount of U.S. Treasury obligations or other government securities and thereby obtain a release of the related mortgaged property. The cash amount which a borrower must expend to purchase, or must deliver to a master servicer in order for the master servicer to purchase, the required United States government securities may be in excess of the principal balance of the mortgage loan. A court could interpret that excess amount as a form of prepayment premium or could take it into account for usury purposes. In some states, some forms of prepayment premiums are unenforceable. If the payment of that excess amount were held to be unenforceable, the remaining portion of the cash amount to be delivered may be insufficient to purchase the requisite amount of United States government securities.

CERTAIN ASPECTS OF SUBORDINATION AGREEMENTS, INCLUDING CO-LENDER AGREEMENTS
EXECUTED IN CONNECTION WITH MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES
THAT ARE PART OF A SPLIT LOAN STRUCTURE, MAY BE UNENFORCEABLE

     Pursuant to co-lender, intercreditor and similar agreements for certain of the mortgage loans included in one of our trusts, which mortgage loans are, in each case, intended to be senior to one or more other mortgage loans--not included in the related trust--that encumber the related mortgaged property, the subordinate lenders may have agreed that they will not take any direct actions with respect to the related subordinated debt, including any actions relating to the bankruptcy of the related borrower, and that the holder of the related mortgage loan that is included in our trust--directly or through an applicable servicer--will have all rights to direct all such actions. There can be no assurance that in the event of the borrower's bankruptcy, a court will enforce such restrictions against a subordinated lender. While subordination agreements are generally enforceable in bankruptcy, in its decision in In re 203 North
LaSalle Street Partnership, 246 B.R. 325 (Bankr. N.D. Ill. March 10, 2000), the
United States Bankruptcy Court for the Northern District of Illinois refused to enforce a provision of a subordination agreement that allowed a first mortgagee to vote a second mortgagee's claim with respect to a Chapter 11 reorganization plan on the grounds that pre-bankruptcy contracts cannot override rights expressly provided by the Bankruptcy Code. This holding, which one court has already followed, potentially limits the ability of a senior lender to accept or reject a reorganization plan or to control the enforcement of remedies against a common borrower over a subordinated lender's objections. In the event the foregoing holding is followed with respect to a co-lender relationship related to one of the mortgage loans underlying your offered certificates, the

                                      -58-

trustee's recovery with respect to the related borrower in a bankruptcy proceeding may be significantly delayed, and the aggregate amount ultimately collected may be substantially less than the amount owed.

WORLD EVENTS AND NATURAL DISASTERS COULD HAVE AN ADVERSE IMPACT ON THE REAL
PROPERTIES SECURING THE MORTGAGE LOANS UNDERLYING YOUR OFFERED CERTIFICATES AND
CONSEQUENTLY COULD REDUCE THE CASH FLOW AVAILABLE TO MAKE PAYMENTS ON THE
OFFERED CERTIFICATES

     The economic impact of the United States' military operations in Iraq and other parts of the world, as well as the possibility of any terrorist attacks domestically or abroad, is uncertain, but could have a material effect on general economic conditions, consumer confidence, and market liquidity. We can give no assurance as to the effect of these events on consumer confidence and the performance of the loans held by trust fund. Any adverse impact resulting from these events would be borne by the holders of one or more classes of the securities. In addition, natural disasters, including earthquakes, floods and hurricanes, also may adversely affect the real properties securing the mortgage loans that back your offered certificates. For example, real properties located in California may be more susceptible to certain hazards (such as earthquakes or widespread fires) than properties in other parts of the country and mortgaged real properties located in coastal states generally may be more susceptible to hurricanes than properties in other parts of the country. Hurricanes and related windstorms, floods and tornadoes have caused extensive and catastrophic physical damage in and to coastal and inland areas located in the Gulf Coast region of the United States and certain other parts of the southeastern United States. The underlying mortgage loans do not all require the maintenance of flood insurance for the related real properties. We cannot assure you that any damage caused by hurricanes, windstorms, floods or tornadoes would be covered by insurance.

JURISDICTIONS WITH ONE ACTION OR SECURITY FIRST RULES AND/OR ANTI-DEFICIENCY
LEGISLATION MAY LIMIT THE ABILITY OF THE SPECIAL SERVICER TO FORECLOSE ON A REAL
PROPERTY OR TO REALIZE ON OBLIGATIONS SECURED BY A REAL PROPERTY

     Several states, including California, have laws that prohibit more than one
"judicial action" to enforce a mortgage obligation, requiring the lender to exhaust the real property security for such obligation first and/or limiting the ability of the lender to recover a deficiency judgment from the obligor following the lender's realization upon the collateral. This could be particularly problematic for cross-collateralized, cross-defaulted or multi-property mortgage loans secured by real properties located in multiple states where only some of those states have such rules. A lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or forfeiting the right to enforce the underlying obligation. In some jurisdictions, the benefits of such laws may also be available to a guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first proceeding against the collateral and without a judicial foreclosure. Accordingly, where real properties are located in jurisdictions in which "one action," "security first" and/or "anti-deficiency"
rules may be applicable, the special servicer should seek to obtain advice of counsel prior to enforcing any of the trust's rights under any of the related mortgage loans and/or guarantees of those mortgage loans. As a result, the special servicer may incur additional - and perhaps significant additional -
delay and expense in foreclosing on the underlying real properties located in states affected by "one action," "security first" or "anti-deficiency" rules.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Foreclosure--One Action and Security First
Rules" and "--Foreclosure--Anti-Deficiency Legislation."

LACK OF INSURANCE COVERAGE EXPOSES A TRUST TO RISK FOR PARTICULAR SPECIAL HAZARD
LOSSES

     In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of a property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in the related policy. Most insurance policies typically do not cover any physical damage resulting from, among other things:

                                      -59-

     o    war,

     o    riot, strike and civil commotion,

     o    terrorism,

     o    nuclear, biological or chemical materials,

     o    revolution,

     o    governmental actions,

     o    floods and other water-related causes,

     o    earth movement, including earthquakes, landslides and mudflows,

     o    wet or dry rot,

     o    mold,

     o    vermin, and

     o    domestic animals.

     Unless the related mortgage loan documents specifically require the borrower to insure against physical damage arising from these causes, then the resulting losses may be borne by you as a holder of offered certificates.

     Not all of the mortgaged real properties that secure mortgage loans included in one of our trusts will be insured against acts of terrorism. Some of those mortgage loans may not require terrorism insurance coverage. In other cases, because of heightened concern over future terrorist activities in the
United States, it may be difficult for borrowers to obtain or renew terrorism insurance coverage at commercially reasonable rates.

     There is also a possibility of casualty losses on a real property for which insurance proceeds, together with land value, may not be adequate to pay the mortgage loan in full or rebuild the improvements. Consequently, there can be no assurance that each casualty loss incurred with respect to a real property securing one of the mortgage loans included in one of our trusts will be fully covered by insurance or that the mortgage loan will be fully repaid in the event of a casualty.

     Furthermore, various forms of insurance maintained with respect to any of the real properties for the mortgage loans included in one of our trusts, including casualty insurance, environmental insurance and earthquake insurance, may be provided under a blanket insurance policy. That blanket insurance policy will also cover other real properties, some of which may not secure loans in that trust. As a result of total limits under any of those blanket policies, losses at other properties covered by the blanket insurance policy may reduce the amount of insurance coverage with respect to a property securing one of the loans in our trust.

                                      -60-

LENDING ON CONDOMINIUM UNITS CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON NON-CONDOMINIUMS

     Some mortgage loans underlying the offered certificates will be secured by--

     o    the related borrower's interest in a commercial condominium unit or multiple units in a residential condominium project, and

     o    the related voting rights in the owners' association for the subject building, development or project.

     Condominiums may create risks for lenders that are not present when lending on properties that are not condominiums. In the case of condominiums, a condominium owner is generally responsible for the payment of common area maintenance charges. In the event those charges are not paid when due, the condominium association may have a lien for those unpaid charges against the owner of the subject condominium unit, and, in some cases, pursuant to the condominium declaration, the lien of the mortgage for a related mortgage loan is subordinate to that lien for unpaid common area maintenance charges. In addition, pursuant to many condominium declarations, the holders of the remaining units would become responsible for the common area maintenance charges that remain unpaid by any particular unit holder.

     Further, in the case of condominiums, a board of managers generally has discretion to make decisions affecting the condominium building and there is no assurance that the borrower under a mortgage loan secured by one or more interests in that condominium will have any control over decisions made by the related board of managers. Thus, decisions made by that board of managers, including regarding assessments to be paid by the unit owners, insurance to be maintained on the condominium building, restoration following a casualty and many other decisions affecting the maintenance of that building, may not be consistent with the mortgage loan documents and may have an adverse impact on the mortgage loans that are secured by real properties consisting of such condominium interests.

     There can be no assurance that the related board of managers will act in the best interests of the borrower under those mortgage loans. Further, because of the nature of condominiums, a default on the part of the borrower with respect to such real properties will not allow the special servicer the same flexibility in realizing on the collateral as is generally available with respect to commercial properties that are not condominiums. The rights of other unit owners, the documents governing the management of the condominium units and the state and local laws applicable to condominium units must be considered. In addition, in the event of a casualty with respect to the subject real property, because of the possible existence of multiple loss payees on any insurance policy covering the property, there could be a delay in the restoration of the property and/or the allocation of related insurance proceeds, if any.
Consequently, if any of the mortgage loans underlying the offered certificates are secured by the related borrower's interest in a condominium, servicing and realizing upon such mortgage loan could subject the holders of such offered certificates to a greater delay, expense and risk than with respect to a mortgage loan secured by a commercial property that is not a condominium.

LENDING ON GROUND LEASES CREATES RISKS FOR LENDERS THAT ARE NOT PRESENT WHEN
LENDING ON AN ACTUAL OWNERSHIP INTEREST IN A REAL PROPERTY

     In order to secure a mortgage loan, a borrower may grant a lien on its leasehold interest in a real property as tenant under a ground lease. If the ground lease does not provide for notice to a lender of a default under the ground lease on the part of the borrower, together with a reasonable opportunity for the lender to cure the default, the lender may be unable to prevent termination of the lease and may lose its collateral.

     In addition, upon the bankruptcy of a landlord or a tenant under a ground lease, the debtor entity has the right to assume or reject the ground lease. If a debtor landlord rejects the lease, the tenant has the right to remain

                                      -61-

in possession of its leased premises at the rent reserved in the lease for the term, including renewals. If a debtor tenant rejects any or all of its leases, the tenant's lender may not be able to succeed to the tenant's position under the lease unless the landlord has specifically granted the lender that right. If both the landlord and the tenant are involved in bankruptcy proceedings, the trustee for your offered certificates may be unable to enforce the bankrupt tenant's obligation to refuse to treat as terminated a ground lease rejected by a bankrupt landlord. In those circumstances, it is possible that the trustee could be deprived of its security interest in the leasehold estate, notwithstanding lender protection provisions contained in the lease or mortgage loan documents.

     Further, in a recent decision by the United States Court of Appeals for the
Seventh Circuit (Precision Indus. v. Qualitech Steel SBQ, LLC, 2003 U.S. App.
LEXIS 7612 (7th Cir. Apr. 23, 2003)), the court ruled that where a statutory sale of the leased property occurs under Section 363(f) of the U.S. Bankruptcy
Code upon the bankruptcy of a landlord, the sale terminates a lessee's possessory interest in the property, and the purchaser assumes title free and clear of any interest, including any leasehold estates. Pursuant to Section
363(e) of the U.S. Bankruptcy Code, a lessee may request the bankruptcy court to prohibit or condition the statutory sale of the property so as to provide adequate protection of the leasehold interest; however, the court ruled that this provision does not ensure continued possession of the property, but rather entitles the lessee to compensation for the value of its leasehold interest, typically from the sale proceeds. As a result, there can be no assurance that, in the event of a statutory sale of leased property pursuant to Section 363(f)
of the Bankruptcy Code, the lessee may be able to maintain possession of the property under the ground lease. In addition, there can be no assurance that the lessee and/or the lender (to the extent it can obtain standing to intervene)
will be able to recuperate the full value of the leasehold interest in bankruptcy court.

CHANGES IN ZONING LAWS MAY ADVERSELY AFFECT THE USE OR VALUE OF A REAL PROPERTY

     Due to changes in zoning requirements since construction, an income-producing property may not comply with current zoning laws, including density, use, parking and set back requirements. Accordingly, the property may be a permitted non-conforming structure or the operation of the property may be a permitted non-conforming use. This means that the owner is not required to alter the property's structure or use to comply with the new law, but the owner may be limited in its ability to rebuild the premises "as is" in the event of a substantial casualty loss. This may adversely affect the cash flow available following the casualty. If a substantial casualty were to occur, insurance proceeds may not be sufficient to pay a mortgage loan secured by the property in full. In addition, if the property were repaired or restored in conformity with the current law, its value or revenue-producing potential may be less than that which existed before the casualty.

COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990 MAY BE EXPENSIVE

     Under the Americans with Disabilities Act of 1990, all public accommodations are required to meet federal requirements related to access and use by disabled persons. If a property does not currently comply with that Act, the property owner may be required to incur significant costs in order to effect that compliance. This will reduce the amount of cash flow available to cover other required maintenance and capital improvements and to pay debt service on the mortgage loan(s) that may encumber that property. There can be no assurance that the owner will have sufficient funds to cover the costs necessary to comply with that Act. In addition, noncompliance could result in the imposition of fines by the federal government or an award or damages to private litigants.

LITIGATION AND OTHER LEGAL PROCEEDINGS MAY ADVERSELY AFFECT A BORROWER'S ABILITY
TO REPAY ITS MORTGAGE LOAN

     From time to time, there may be legal proceedings pending or threatened against the borrowers and their affiliates relating to the business of, or arising out of the ordinary course of business of, the borrowers and their affiliates. It is possible that such legal proceedings may have a material adverse effect on any borrower's ability to meet its obligations under the related mortgage loan and, therefore, on distributions on your certificates.

                                      -62-

     The owner of a multifamily or commercial property may be a defendant in a litigation arising out of, among other things, the following:

     o    breach of contract involving a tenant, a supplier or other party;

     o    negligence resulting in a personal injury, or

     o    responsibility for an environmental problem.

     Litigation will divert the owner's attention from operating its property.
If the litigation were decided adversely to the owner, the award to the plaintiff may adversely affect the owner's ability to repay a mortgage loan secured by the property.

     From time to time, there may be condemnations pending or threatened against one or more of the mortgaged real properties securing the mortgage loans in one of our trusts. The proceeds payable in connection with a total condemnation may not be sufficient to restore the related mortgaged real property or to satisfy the remaining indebtedness of the related mortgage loan. The occurrence of a partial condemnation may have a material adverse effect on the continued use of, or income generated by, the affected mortgaged real property. Therefore, we cannot assure you that the occurrence of any condemnation will not have a negative impact upon distributions on your offered certificates.

TAXES ON FORECLOSURE PROPERTY WILL REDUCE AMOUNTS AVAILABLE TO MAKE PAYMENTS ON
THE OFFERED CERTIFICATES

     One of our trusts may be designated, in whole or in part, as a real estate mortgage investment conduit for federal income tax purposes. If that trust acquires a real property through a foreclosure or deed in lieu of foreclosure, then the related special servicer may be required to retain an independent contractor to operate and manage the property. Receipt of the following types of income on that property will subject the trust to federal, and possibly state or local, tax on that income at the highest marginal corporate tax rate:

     o    any net income from that operation and management that does not consist of qualifying rents from real property within the meaning of
          Section 856(d) of the Internal Revenue Code of 1986, and

     o    any rental income based on the net profits of a tenant or sub-tenant or allocable to a service that is non-customary in the area and for the type of building involved.

The risk of taxation being imposed on income derived from the operation of foreclosed real property is particularly present in the case of hospitality and health care-related properties. These taxes, and the cost of retaining an independent contractor, would reduce the net proceeds available for payment with respect to the related offered certificates.

     In addition, in connection with the trust's acquisition of a real property, through foreclosure or similar action, and/or its liquidation of such property, the trust may in certain jurisdictions, particularly in New York and California, be required to pay state or local transfer or excise taxes. Such state or local taxes may reduce net proceeds available for distribution to the offered certificates.

RESIDUAL INTERESTS IN A REAL ESTATE MORTGAGE INVESTMENT CONDUIT HAVE ADVERSE TAX
CONSEQUENCES

     Inclusion of Taxable Income in Excess of Cash Received. If you own a
certificate that is a residual interest in a real estate mortgage investment conduit, or REMIC, for federal income tax purposes, you will have to report on your income tax return as ordinary income your pro rata share of the taxable income of that REMIC,

                                      -63-

regardless of the amount or timing of your possible receipt of any cash on the certificate. As a result, your offered certificate may have phantom income early in the term of the REMIC because the taxable income from the certificate may exceed the amount of economic income, if any, attributable to the certificate.
While you will have a corresponding amount of tax losses later in the term of the REMIC, the present value of the phantom income may significantly exceed the present value of the tax losses. Therefore, the after-tax yield on any REMIC residual certificate may be significantly less than that of a corporate bond or other instrument having similar cash flow characteristics. In fact, some offered certificates that are residual interests, may have a negative value.

     You will have to report your share of the taxable income and net loss of the REMIC until all the certificates in the related series have a principal balance of zero. See "FEDERAL INCOME TAX CONSEQUENCES--REMICs."

     Some Taxable Income of a Residual Interest Cannot Be Offset Under the
Internal Revenue Code of 1986. A portion of the taxable income from a REMIC residual certificate may be treated as excess inclusions under the Internal
Revenue Code of 1986. You will have to pay tax on the excess inclusions regardless of whether you have other credits, deductions or losses. In particular, the tax on excess inclusion:

     o    generally will not be reduced by losses from other activities,

     o    for a tax-exempt holder, will be treated as unrelated business taxable income, and

     o    for a foreign holder, will not qualify for any exemption from withholding tax.

     Individuals and Some Entities Should Not Invest in REMIC Residual
Certificates. The fees and non-interest expenses of a REMIC will be allocated pro rata to certificates that are residual interests in the REMIC. However, individuals will only be able to deduct these expenses as miscellaneous itemized deductions, which are subject to numerous restrictions and limitations under the
Internal Revenue Code of 1986. Therefore, the certificates that are residual interests generally are not appropriate investments for:

     o    individuals,

     o    estates,

     o    trusts beneficially owned by any individual or estate, and

     o    pass-through entities having any individual, estate or trust as a shareholder, member or partner.

     In addition, the REMIC residual certificates will be subject to numerous transfer restrictions. These restrictions will reduce your ability to liquidate a REMIC residual certificate. For example, unless we indicate otherwise in the related prospectus supplement, you will not be able to transfer a REMIC residual certificate to:

     o    a foreign person under the Internal Revenue Code of 1986, or

     o    a U.S. person that is classified as a partnership under the Internal
          Revenue Code of 1986, unless all of its beneficial owners are U.S.
          persons, or

     o    a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of a U.S. person.

     It is possible that a class of offered certificates would also evidence a residual interest in a REMIC and therefore that class of offered certificates or the portion thereof that represents the residual interest in the REMIC

                                      -64-

would exhibit the characteristics, and be subject to the risks, described above in this "--Residual Interests in a Real Estate Mortgage Investment Conduit Have
Adverse Tax Consequences" section.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates."

ADDITIONAL COMPENSATION TO THE MASTER SERVICER AND THE SPECIAL SERVICER AND
INTEREST ON ADVANCES WILL AFFECT YOUR RIGHT TO RECEIVE DISTRIBUTIONS ON YOUR
OFFERED CERTIFICATES

     To the extent described in the related prospectus supplement, the master servicer, the special servicer, the trustee and any fiscal agent will each be entitled to receive interest on unreimbursed advances made by that party with respect to the mortgage assets. This interest will generally accrue from the date on which the related advance was made or the related expense was incurred through the date of reimbursement. In addition, under certain circumstances, including a default by the borrower in the payment of principal and interest on a mortgage asset, that mortgage asset will become specially serviced and the related special servicer will be entitled to compensation for performing special servicing functions pursuant to the related governing document(s). The right to receive interest on advances or special servicing compensation is senior to the rights of certificateholders to receive distributions on the offered certificates. Thus, the payment of interest on advances and the payment of special servicing compensation may lead to shortfalls in amounts otherwise distributable on your offered certificates.

INABILITY TO REPLACE THE MASTER SERVICER COULD AFFECT COLLECTIONS AND RECOVERIES
ON THE MORTGAGE ASSETS

     The structure of the servicing fee payable to the master servicer might affect the ability to find a replacement master servicer. Although the trustee is required to replace the master servicer if the master servicer is terminated or resigns, if the trustee is unwilling (including for example because the servicing fee is insufficient) or unable (including for example, because the trustee does not have the systems to service mortgage loans), it may be necessary to appoint a replacement master servicer. Because the master servicing fee is structured as a percentage of the stated principal balance of each mortgage asset, it may be difficult to replace the servicer at a time when the balance of the mortgage loans has been significantly reduced because the fee may be insufficient to cover the costs associated with servicing the mortgage assets and/or related REO properties remaining in the mortgage pool. The performance of the mortgage assets may be negatively impacted, beyond the expected transition period during a servicing transfer, if a replacement master servicer is not retained within a reasonable amount of time.

PROBLEMS WITH BOOK-ENTRY REGISTRATION

     Your offered certificates may be issued in book-entry form through the facilities of the Depository Trust Company. As a result--

     o    you will be able to exercise your rights as a certificateholder only indirectly through the Depository Trust Company and its participating organizations;

     o    you may have only limited access to information regarding your offered certificates;

     o    you may suffer delays in the receipt of payments on your offered certificates; and

     o    your ability to pledge or otherwise take action with respect to your offered certificates may be limited due to the lack of a physical certificate evidencing your ownership of those certificates.

     See "DESCRIPTION OF THE CERTIFICATES--Book-Entry Registration and
Definitive Certificates."

                                      -65-

POTENTIAL CONFLICTS OF INTEREST CAN AFFECT A SERVICER'S PERFORMANCE

     A master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may purchase certificates evidencing interests in that trust.

     In addition, a master servicer, special servicer or sub-servicer for one of our trusts, or any of their respective affiliates, may have interests in, or other financial relationships with, borrowers under the related mortgage loans.
These relationships may create conflicts of interest.

     In servicing mortgage loans in any of our trusts, a master servicer, special servicer or sub-servicer will each be required to observe the terms of the governing document(s) for the related series of offered certificates--or, in the case of a sub-servicer, a consistent sub-servicing agreement--and, in particular, to act in accordance with the servicing standard described in the related prospectus supplement. You should consider, however, that if any of these parties or an affiliate owns certificates or has financial interests in or other financial dealings with any of the related borrowers, then it may have interests when dealing with the mortgage loans underlying your offered certificates that are in conflict with your interests. For example, if the related special servicer or an affiliate thereof or any other related entity owns any certificates, and in particular a class of non-offered certificates, it could seek to mitigate the potential loss on its certificates from a troubled mortgage loan by delaying acceleration or other enforcement in the hope of realizing greater proceeds in the future. However, this action or failure to take immediate action by a special servicer could pose a greater risk to the trust and ultimately result in a lower recovery to the related trust than would have been the case if the special servicer had not delayed in taking enforcement action.

     Furthermore, a master servicer, special servicer or sub-servicer for any of our trusts may service existing and new loans for third parties, including portfolios of loans similar to the mortgage loans included in that trust. The properties securing these other loans may be in the same markets as and compete with the properties securing mortgage loans in our trust. Accordingly, that master servicer, special servicer or sub-servicer may be acting on behalf of parties with conflicting interests.

THE RISK OF TERRORISM IN THE UNITED STATES AND MILITARY ACTION MAY ADVERSELY
AFFECT THE VALUE OF THE OFFERED CERTIFICATES AND PAYMENTS ON THE MORTGAGE ASSETS

     It is impossible to predict the extent to which terrorist activities may occur in the United States. Furthermore, it is uncertain what effects any past or future terrorist activities and/or consequent actions on the part of the
United States Government and others, including military action, will have on
U.S. and world financial markets; local, regional and national economies; real estate markets across the U.S.; and/or particular business segments, including those that are important to the performance of the real properties that secure the mortgage loans underlying any series of offered certificates. Among other things, reduced investor confidence could result in substantial volatility in securities markets and a decline in real estate-related investments. In addition, reduced consumer confidence, as well as a heightened concern for personal safety, could result in a material decline in personal spending and travel.

     As a result of the foregoing, defaults on commercial real estate loans could increase; and, regardless of the performance of the mortgage loans underlying any series of offered certificates, the liquidity and market value of those offered certificates may be impaired.

                    CAPITALIZED TERMS USED IN THIS PROSPECTUS

     From time to time we use capitalized terms in this prospectus. Frequently used capitalized terms will have the respective meanings assigned to them in the glossary attached to this prospectus.

                                      -66-

                                 THE TRUST FUND

ISSUING ENTITIES

     The issuing entity with respect to each series of offered certificates is the entity that will own and hold the related underlying mortgage loans or mortgage-backed securities and in whose name those certificates will be issued.
Each issuing entity will be a statutory trust or a common law trust organized at our direction under the laws of the State or other jurisdiction specified in the related prospectus supplement. As described in the related prospectus supplement, the Governing Document for each series of offered certificates will set forth the permissible activities and restrictions on the activities of the related issuing entity and will govern the servicing and administration of the related trust assets. Each series of offered certificates will represent interests only in, and be payable solely from assets of, the related trust.
However, a series of offered certificates may be issued together with other certificates of the same series, which other certificates will not be offered pursuant to this prospectus.

DESCRIPTION OF THE TRUST ASSETS

     The trust assets backing a series of offered certificates will collectively constitute the related trust fund. Each such trust fund will primarily consist of:

     o    various types of multifamily and/or commercial mortgage loans;

     o    mortgage participations, pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that directly or indirectly evidence interests in, or are secured by pledges of, one or more of various types of multifamily and/or commercial mortgage loans; or

     o    a combination of mortgage loans and mortgage-backed securities of the types described above.

     In addition to the asset classes described above in this "--Description of the Trust Assets"--section, we may include in the trust fund with respect to any series of offered certificates loans secured by equipment or inventory related to the real property collateral securing a mortgage loan in that trust fund, provided that such other asset classes in the aggregate will not exceed 10% by principal balance of the related asset pool.

     We will describe the specific characteristics of the mortgage assets underlying a series of offered certificates in the related prospectus supplement.

     Unless we indicate otherwise in the related prospectus supplement, we will acquire, directly or through one of our affiliates, in the secondary market, any mortgage-backed security to be included in one of our trusts.

     Neither we nor any of our affiliates will guarantee payment of any of the mortgage assets included in one of our trusts. Furthermore, unless we indicate otherwise in the related prospectus supplement, no governmental agency or instrumentality will guarantee or insure payment of any of those mortgage assets.

MORTGAGE LOANS

     General. Each mortgage loan underlying the offered certificates will constitute the obligation of one or more persons to repay a debt. That obligation will be evidenced by a promissory note or bond. In addition, that obligation will be secured by a mortgage, deed of trust or other security instrument that creates a first or junior lien on, or security interest in, an interest in one or more of the following types of real property:

     o    rental or cooperatively-owned buildings with multiple dwelling units;

                                      -67-

     o    retail properties related to the sale of consumer goods and other products to the general public, such as shopping centers, malls, factory outlet centers, automotive sales centers, department stores and other retail stores, grocery stores, specialty shops, convenience stores and gas stations;

     o    retail properties related to providing entertainment, recreational and personal services to the general public, such as movie theaters, fitness centers, bowling alleys, salons, dry cleaners and automotive service centers;

     o    office properties;

     o    hospitality properties, such as hotels, motels and other lodging facilities;

     o    casino properties;

     o    health care-related properties, such as hospitals, skilled nursing facilities, nursing homes, congregate care facilities and, in some cases, assisted living centers and senior housing;

     o    industrial properties;

     o    warehouse facilities, mini-warehouse facilities and self-storage facilities;

     o    restaurants, taverns and other establishments involved in the food and beverage industry;

     o    manufactured housing communities, mobile home parks and recreational vehicle parks;

     o    recreational and resort properties, such as golf courses, marinas, ski resorts and amusement parks;

     o    arenas and stadiums;

     o    churches and other religious facilities;

     o    parking lots and garages;

     o    mixed use properties;

     o    other income-producing properties; and

     o    unimproved land.

     The adequacy of an income-producing property as security for a mortgage loan depends in large part on its value and ability to generate net operating income. Set forth under "RISK FACTORS--Various Types of Income-Producing
Properties May Secure Mortgage Loans Underlying a Series of Offered Certificates
and Each Type of Income-Producing Property May Present Special Risks as
Collateral for a Loan" is a discussion of some of the various factors that may affect the value and operations of each of the indicated types of multifamily and commercial properties.

     The real property interests that may be encumbered in order to secure a mortgage loan underlying your offered certificates, include--

     o    a fee interest or estate, which consists of ownership of the property for an indefinite period,

     o    an estate for years, which consists of ownership of the property for a specified period of years,

                                      -68-

     o    a leasehold interest or estate, which consists of a right to occupy and use the property for a specified period of years, subject to the terms and conditions of a lease,

     o    shares in a cooperative corporation which owns the property, or

     o    any other real estate interest under applicable local law.

Any of these real property interests may be subject to deed restrictions, easements, rights of way and other matters of public record with respect to the related property. In addition, the use of, and improvements that may be constructed on, any particular real property will, in most cases, be subject to zoning laws and other legal restrictions.

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by liens on real properties located in the United
States, its territories and possessions. However, some of those mortgage loans may be secured by liens on real properties located outside the United States, its territories and possessions, provided that foreign mortgage loans do not represent more than 10% of the related mortgage asset pool, by balance.

     Junior Mortgage Loans. If we so indicate in the related prospectus supplement, one or more of the mortgage loans underlying a series of offered certificates may be secured by a junior lien on the related real property.
However, the loan or loans secured by the more senior liens on that property may not be included in the related trust fund. The primary risk to the holder of a mortgage loan secured by a junior lien on a real property is the possibility that the foreclosure proceeds remaining after payment of the loans secured by more senior liens on that property will be insufficient to pay the junior loan in full. In a foreclosure proceeding, the sale proceeds are generally applied--

     o    first, to the payment of court costs and fees in connection with the foreclosure,

     o    second, to the payment of real estate taxes, and

     o    third, to the payment of any and all principal, interest, prepayment or acceleration penalties, and other amounts owing to the holder of the senior loans.

The claims of the holders of the senior loans must be satisfied in full before the holder of the junior loan receives any payments with respect to the junior loan. If a lender forecloses on a junior loan, it does so subject to any related senior loans.

     Delinquent Mortgage Loans. If we so indicate in the related prospectus supplement, the mortgage loans underlying a series of offered certificates may be delinquent as of the date the certificates are initially issued. In those cases, we will describe in the related prospectus supplement--

     o    the period of the delinquency,

     o    any forbearance arrangement then in effect,

     o    the condition of the related real property, and

     o    the ability of the related real property to generate income to service the mortgage debt.

     We will not, however, transfer any mortgage loan to a trust if we know that the mortgage loan is, at the time of transfer, more than 90 days delinquent with respect to any scheduled payment of principal or interest or in

                                      -69-

foreclosure. Furthermore, delinquent mortgage loans will not constitute 20% or more, as measured by dollar volume, of the mortgage asset pool for a series of offered certificates as of the relevant measurement date.

     Payment Provisions of the Mortgage Loans. Each of the mortgage loans included in one of our trusts will have the following features:

     o    an original term to maturity of not more than approximately 40 years;
          and

     o    scheduled payments of principal, interest or both, to be made on specified dates, that occur monthly, bi-monthly, quarterly, semi-annually, annually or at some other interval.

     A mortgage loan included in one of our trusts may also include terms that:

     o    provide for the accrual of interest at a mortgage interest rate that is fixed over its term, that resets on one or more specified dates or that otherwise adjusts from time to time;

     o    provide for the accrual of interest at a mortgage interest rate that may be converted at the borrower's election from an adjustable to a fixed interest rate or from a fixed to an adjustable interest rate;

     o    provide for no accrual of interest;

     o    provide for level payments to stated maturity, for payments that reset in amount on one or more specified dates or for payments that otherwise adjust from time to time to accommodate changes in the coupon rate or to reflect the occurrence of specified events;

     o    be fully amortizing or, alternatively, may be partially amortizing or nonamortizing, with a substantial payment of principal due on its stated maturity date;

     o    permit the negative amortization or deferral of accrued interest;

     o    permit defeasance and the release of the real property collateral in connection with that defeasance; and/or

     o    prohibit some or all voluntary prepayments or require payment of a premium, fee or charge in connection with those prepayments.

     Loan Combinations. Certain of the mortgage loans included in one of our trust funds may be part of a loan combination. A loan combination will generally consist of the particular mortgage loan or loans that we will include in the subject trust fund and one or more other mortgage loans that we will not include in the trust fund. Each mortgage loan comprising a particular loan combination is evidenced by a separate promissory note. The aggregate debt represented by the entire loan combination, however, is secured by the same mortgage(s) or deed(s) of trust on the related mortgaged property or properties. The mortgage loans constituting a particular loan combination are obligations of the same borrower and, in general, are cross-defaulted. The allocation of payments to the respective mortgage loans comprising a loan combination, whether on a senior/subordinated or a pari passu basis (or some combination thereof), is either effected through a co-lender, intercreditor or similar agreement to which the respective holders of the subject promissory notes are parties and/or may be reflected in the subject promissory notes, a common loan agreement or other common loan document. Such co-lender, intercreditor or similar agreement will, in general, govern the respective rights of the noteholders, including in connection with the servicing of the respective mortgage loans comprising a loan combination. Further, each such co-lender agreement or other intercreditor arrangement may impose restrictions of the transferability of the ownership of any mortgage loan that is part of a loan combination. See "RISK FACTORS--With
Respect to Certain Mortgage

                                      -70-

Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

     Real Property and Other Collateral. Following a foreclosure, acceptance of a deed in lieu of foreclosure or any enforcement action, trust assets may include real property or other collateral for a defaulted mortgage loan pending the liquidation of that collateral.

     Mortgage Loan Information in Prospectus Supplements. We will describe in the related prospectus supplement the characteristics of the mortgage loans that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage loans in one of our trusts:

     o    the total outstanding principal balance and the largest, smallest and average outstanding principal balance of the mortgage loans;

     o    the type or types of property that provide security for repayment of the mortgage loans;

     o    the earliest and latest maturity date for the mortgage loans;

     o    the original and remaining terms to maturity of the mortgage loans, or the range of each of those terms to maturity, and the weighted average original and remaining terms to maturity of the mortgage loans;

     o    loan-to-value ratios of the mortgage loans either at origination or as of a more recent date, or the range of those loan-to-value ratios, and the weighted average of those loan-to-value ratios;

     o    the mortgage interest rates of the mortgage loans, or the range of those mortgage interest rates, and the weighted average mortgage interest rate of the mortgage loans;

     o    if any mortgage loans have adjustable mortgage interest rates, the index or indices upon which the adjustments are based, the adjustment dates, the range of gross margins and the weighted average gross margin, and any limits on mortgage interest rate adjustments at the time of any adjustment and over the life of the loan;

     o    information on the payment characteristics of the mortgage loans, including applicable prepayment restrictions;

     o    debt service coverage ratios of the mortgage loans either at origination or as of a more recent date, or the range of those debt service coverage ratios, and the weighted average of those debt service coverage ratios; and

     o    the geographic distribution of the properties securing the mortgage loans on a state-by-state basis.

     If we are unable to provide the specific information described above at the time a series of offered certificates is initially offered, we will provide--

     o    more general information in the related prospectus supplement, and

     o    specific information in a report which will be filed with the SEC as part of a Current Report on Form 8-K following the issuance of those certificates.

                                      -71-

     In addition, with respect to any obligor or group of affiliated obligors with respect to any pool asset or group of pool assets, or property or group of related properties securing any pool asset or group of pool assets, if such pool asset or group of pool assets represents a material concentration within the mortgage asset pool, we will include in the related prospectus supplement financial statements or other financial information on the related real property or properties as required under the Securities Act and the Exchange Act.

     Originators. Some or all of the mortgage loans included in one of our trusts may be originated by Merrill Lynch Mortgage Lending, Inc. or by one of
our other affiliates. In addition, there may be other third-party originators of the mortgage loans to be included in one of our trusts. Accordingly, we will acquire each of the mortgage loans to be included in one of our trusts from the originator or a subsequent assignee, in privately negotiated transactions. See
"THE SPONSOR." We will identify in the related prospectus supplement any originator or group of affiliated originators--apart from any sponsor and/or its affiliates--that will or is expected to originate mortgage loans representing
10% or more of the related mortgage asset pool, by balance.

     Method and Criteria by Which Mortgage Loans are Selected for Inclusion in a
Securitization. There is no formal method or established criteria by which mortgage loans are selected for inclusion in any particular asset securitization. Merrill Lynch Mortgage Lending, Inc. ("MLML"), which is expected to be one of the sponsors, and its affiliates generally originate mortgage loans in accordance with the underwriting criteria described under the heading "THE
SPONSOR." When any such mortgage loan is originated, MLML or one of its affiliates will generally determine whether the subject mortgage loan is to be targeted for securitization. Mortgage loans targeted for securitization are usually securitized as soon as possible after origination. Accordingly, all such mortgage loans held by MLML pending securitization would be expected to be securitized as soon thereafter as possible.

     Notwithstanding the foregoing, we or MLML could decide not to include one or more mortgage loans in a particular securitization transaction for business reasons. For example, MLML or one of its affiliates could hold a mortgage loan out of securitization transactions until the related mortgaged property
"stabilizes" (such as following significant renovations, a lease-up period or a free rent period for a significant portion of the tenants). A mortgage loan may not be included in a securitization transaction because it would have adverse effects on the diversity of the subject asset pool (including by reason of its size, the related property type or the related geographic property location), which in turn could make the related certificates less appealing to investors or adversely affect rating levels. Also, MLML or an affiliate could remove a mortgage loan from the potential asset pool in response to investor feedback.
Likewise, we could request another sponsor or mortgage loan seller that is contributing mortgage loans to one of our securitizations not to include one or more of those mortgage loans for reasons similar to those above or because of material inconsistencies with MLML's underwriting standards.

MORTGAGE-BACKED SECURITIES

     The mortgage-backed securities underlying a series of offered certificates may include:

     o    mortgage participations, mortgage pass-through certificates, collateralized mortgage obligations or other mortgage-backed securities that are not insured or guaranteed by any governmental agency or instrumentality, or

     o    certificates issued and/or insured or guaranteed by Freddie Mac,
          Fannie Mae, Ginnie Mae, Farmer Mac, or another federal or state governmental agency or instrumentality.

     In addition, each of those mortgage-backed securities will directly or indirectly evidence an interest in, or be secured by a pledge of, multifamily and/or commercial mortgage loans.

     Each mortgage-backed security included in one of our trusts--

                                      -72-

     o    will have been registered under the Securities Act, or

     o    will be exempt from the registration requirements of the Securities
          Act, or will have been held for at least the holding period specified in Rule 144(k) under that Act, or

     o    may otherwise be resold by us publicly without registration under the
          Securities Act.

     We will register the offering of any mortgage-backed security to be included in one of our trusts with the SEC if --

     o    the issuer of the subject mortgage-backed securities has a direct or indirect agreement, arrangement, relationship or understanding with the issuing entity, the depositor, any sponsor or an underwriter, relating to inclusion of those mortgage-backed securities in our trust,

     o    the issuer of the subject mortgage-backed securities or any of its affiliates is an affiliate of the issuing entity, the depositor, any sponsor or an underwriter of a series of offered certificates, or

     o    the depositor would not be free to publicly resell the subject mortgage-backed securities without registration under the Securities
          Act.

     Any registration of underlying securities will be made in compliance with the provisions of Rule 190 under the Securities Act. In connection with any such registration--

     o    the prospectus supplement for the related series of offered certificates will describe the plan of distribution for both that series of offered certificates and the underlying mortgage-backed securities; and

     o    the separate prospectus relating to the offering of the underlying mortgage-backed securities will be delivered simultaneously with the delivery of the prospectus relating to the series of offered certificates described in the prospectus supplement that relates to that series of offered certificates, which prospectus supplement will either state that the prospectus for the offering of the underlying mortgage-backed securities is being delivered along with the prospectus for the underlying mortgage-backed securities, or will be combined with the prospectus for the offering of the underlying mortgage-backed securities.

     If the offering of the subject series of offered certificates and the underlying mortgage-backed securities is not made on a firm commitment basis, the issuing entity or the underwriters for the offering of the subject series of offered certificates will be required to distribute a preliminary prospectus for both the subject series of offered certificates and the underlying mortgage-backed securities to any person who is expected to receive a confirmation of sale of the subject series of offered certificates at least 48 hours prior to sending such confirmation.

     We will describe in the related prospectus supplement the characteristics of the mortgage-backed securities that we will include in any of our trusts. In general, we will provide in the related prospectus supplement, among other items, the following information on the particular mortgage-backed securities included in one of our trusts:

     o    the initial and outstanding principal amount(s) and type of the securities;

     o    the original and remaining term(s) to stated maturity of the securities;

     o    the pass-through or bond rate(s) of the securities or the formula for determining those rate(s);

                                      -73-

     o    the payment characteristics of the securities;

     o    the identity of the issuer(s), servicer(s) and trustee(s) for the securities;

     o    a description of the related credit support, if any;

     o    the type of mortgage loans underlying the securities;

     o    the circumstances under which the related underlying mortgage loans, or the securities themselves, may be purchased prior to maturity;

     o    the terms and conditions for substituting mortgage loans backing the securities; and

     o    the characteristics of any agreements or instruments providing interest rate protection to the securities.

     With respect to any mortgage-backed security included in one of our trusts, we will provide in our reports filed under the Exchange Act, the same information regarding the security as is provided by the issuer of the security in its own reports filed under that Act, if the security was publicly offered, or in the reports the issuer of the security provides to the related trustee, if the security was privately issued.

SUBSTITUTION, ACQUISITION AND REMOVAL OF MORTGAGE ASSETS

     We will generally acquire the mortgage assets to be included in one of our trusts from Merrill Lynch Mortgage Lending, Inc. or another of our affiliates or from another seller of commercial and multifamily mortgage loans. We will then transfer those mortgage assets to the issuing entity for the related securitization transaction.

     If and to the extent described in the related prospectus supplement, we, a mortgage asset seller or another specified person or entity may make or assign to or for the benefit of one of our trusts various representations and warranties, or may be obligated to deliver to one of our trusts various documents, in either case relating to some or all of the mortgage assets transferred to that trust. A material breach of one of those representations and warranties or a failure to deliver a material document may, under the circumstances described in the related prospectus supplement, give rise to an obligation to repurchase the affected mortgage asset(s) out of the subject trust or to replace the affected mortgage asset(s) with other mortgage asset(s) that satisfy the criteria specified in the related prospectus supplement.

     In general, the total outstanding principal balance of the mortgage assets transferred by us to any particular trust will equal or exceed the initial total outstanding principal balance of the related series of certificates. In the event that the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities initially delivered by us to the related trustee is less than the initial total outstanding principal balance of any series of certificates, the subject securitization transaction may include a prefunding feature, in which case we may deposit or arrange for the deposit of cash or liquid investments on an interim basis with the related trustee to cover the shortfall. For a specified period, as set forth in the related prospectus supplement, following the date of initial issuance of that series of certificates, which will constitute the prefunding period, we or our designee will be entitled to obtain a release of the deposited cash or investments if we deliver or arrange for delivery of a corresponding amount of mortgage assets. If we fail, however, to deliver or arrange for the delivery of mortgage assets sufficient to make up the entire shortfall within the prefunding period, any of the cash or, following liquidation, investments remaining on deposit with the related trustee will be used by the related trustee to pay down the total principal balance of the related series of certificates, as described in the related prospectus supplement.

                                      -74-

     If the subject securitization transaction involves a prefunding period, then we will indicate in the related prospectus supplement, among other things:

     o    the term or duration of the prefunding period, which period may not extend more than one year beyond the date of initial issuance of the related offered certificates;

     o    the amount of proceeds to be deposited in the prefunding account and the percentage of the mortgage asset pool and any class or series of offered certificates represented by those proceeds, which proceeds may not exceed 50% of the related offering proceeds;

     o    triggers or events that would trigger limits on or terminate the prefunding period and the effects of such triggers;

     o    when and how new pool assets may be acquired during the prefunding period, and any limits on the amount, type or speed with which pool assets may be acquired;

     o    the acquisition or underwriting criteria for additional pool assets to be acquired during the prefunding period, including any differences from the criteria used to select the current asset pool;

     o    which party has the authority to add assets to the asset pool or determine if such pool assets meet the acquisition or underwriting criteria for additional pool assets, and whether or not there will be any independent verification of such person's exercise of authority or determinations;

     o    any requirements to add minimum amounts of pool assets and any effects of not meeting those requirements;

     o    if applicable, the procedures and standards for the temporary investment of funds in a prefunding account pending use (including the disposition of gains and losses on pending funds) and a description of the financial products or instruments eligible for such accounts;

     o    the circumstances under which funds in a prefunding account will be returned to investors or otherwise disposed of; and

     o    a statement of whether, and if so, how investors will be notified of changes to the asset pool.

     If so specified in the related prospectus supplement, we or another specified person or entity may be permitted, at our or its option, but subject to the conditions specified in that prospectus supplement, to acquire from the related trust particular mortgage assets underlying a series of certificates in exchange for:

     o    cash that would be applied to pay down the principal balances of certificates of that series; and/or

     o    other mortgage loans or mortgage-backed securities that--

          1.   conform to the description of mortgage assets in this prospectus,
               and

          2.   satisfy the criteria set forth in the related prospectus
               supplement.

     For example, if a mortgage loan backing a series of offered certificates defaults, then it may be subject to (a) a purchase option on the part of another lender whose loan is secured by a lien on the same real estate collateral or by a lien on an equity interest in the related borrower and/or (b) a fair value purchase option under the applicable governing document(s) for the subject securitization transaction or another servicing agreement.

                                      -75-

     In addition, if so specified in the related prospectus supplement, but subject to the conditions specified in that prospectus supplement, one or more holders of certificates may exchange those certificates for one or more of the mortgage loans or mortgage-backed securities constituting part of the mortgage pool underlying those certificates.

     Further, if so specified in the related prospectus supplement, a special servicer or other specified party for one of our trusts may be obligated, under the circumstances described in that prospectus supplement, to sell on behalf of the trust a delinquent or defaulted mortgage asset.

     See also "DESCRIPTION OF THE CERTIFICATES--Termination and Redemption."

CASH, ACCOUNTS AND PERMITTED INVESTMENTS

     The trust assets underlying a series of offered certificates will include cash from various sources, including initial deposits and payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as applicable.

     The trust assets underlying a series of offered certificates will also include one or more accounts established and maintained on behalf of the holders. All initial deposits, payments and collections received or advanced on the related mortgage loans, mortgage-backed securities, instruments of credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, as the case may be, and any other cash held by one of our trusts will be deposited and held in those accounts. We will identify and describe those accounts, and will further describe the deposits to and withdrawals from those accounts, in the related prospectus supplement.

     Funds on deposit in any account established and maintained on behalf of certificateholders may be invested in Permitted Investments. In the related prospectus supplement, we will provide a summary description of those Permitted
Investments and identify the beneficiary of any interest and other income earned on funds in an account established and maintained on behalf of certificateholders.

CREDIT SUPPORT

     The holders of any class of offered certificates may be the beneficiaries of credit support designed to protect them partially or fully against all or particular defaults and losses on the related underlying mortgage loans or mortgage-backed securities. The types of credit support that may benefit the holders of a class of offered certificates include:

     o    the subordination of one or more other classes of certificates of the same series;

     o    overcollateralization;

     o    a letter of credit;

     o    a surety bond;

     o    an insurance policy;

     o    a guarantee; and/or

     o    a reserve fund.

                                      -76-

     See "DESCRIPTION OF CREDIT SUPPORT".

     In the related prospectus supplement, we will describe the amount and types of any credit support benefiting the holders of a class of offered certificates and, if applicable, we will identify the provider of that credit support.

ARRANGEMENTS PROVIDING REINVESTMENT, INTEREST RATE AND CURRENCY RELATED
PROTECTION

     The trust assets for a series of offered certificates may include guaranteed investment contracts in accordance with which moneys held in the funds and accounts established for that series will be invested at a specified rate. Those trust assets may also include:

     o    interest rate exchange agreements;

     o    interest rate cap agreements;

     o    interest rate floor agreements; or

     o    currency exchange agreements.

     An interest rate exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (called counterparties) enter into an agreement to exchange periodic interest payments. The dollar amount the counterparties pay each other is an agreed-upon periodic interest rate multiplied by a predetermined dollar principal amount (which may decline over time according to an agreed-upon schedule), called the notional principal amount. No principal (notional amount) is exchanged between the parties to the transaction; only interest is exchanged. In its most common form, one party agrees to the pay the other a fixed rate of interest in exchange for a floating rate.

     An interest rate cap agreement is an arrangement whereby two parties (also called counterparties) enter into an agreement that places a ceiling (a "cap strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate cap agreement uses the interest rate cap agreement to limit its maximum payable interest rate in respect of an obligation it has to make payments at a floating rate. If the buyer's floating rate rises above the cap strike, the interest rate cap agreement provides for payments from the seller to the buyer for the difference between the floating rate and the cap strike. If the floating rate remains below the cap strike, no payments are required. The cap buyer is required to pay an up-front fee for the cap agreement.

     An interest rate floor agreement is an arrangement whereby two parties
(also called counterparties) enter into an agreement that places a minimum value
(a "floor strike") on a floating rate of interest on a specified notional principal amount for a specific term. The buyer of the interest rate floor agreement uses the interest rate floor agreement to limit its minimum receivable interest rate in respect of an entitlement it has to receive payments at a floating rate. The seller of the interest rate floor agreement accepts a minimum on the interest rate it will pay in return for the receipt of a premium payment.
If the floating rate drops below the floor strike, the floor agreement provides for payments from the seller to the buyer for the difference between the floor strike and the floating rate.

     A currency exchange agreement, which is a type of swap agreement, is an arrangement whereby two parties (also called counterparties) enter into an agreement to exchange interest and/or principal payments in different currencies on a periodic or one-time basis.

     In the related prospectus supplement, we will describe any agreements or other arrangements designed to protect the holders of a class of offered certificates against shortfalls resulting from movements or fluctuations in

                                      -77-

interest rates or currency exchange rates. If applicable, we will also identify any obligor under the agreement or other arrangement.

                                   THE SPONSOR

GENERAL CHARACTER OF THE SPONSOR AND ITS BUSINESS

     Unless otherwise specified in the related prospectus supplement, Merrill
Lynch Mortgage Lending, Inc. ("MLML") will act as the sole sponsor or a co-sponsor for each securitization transaction involving the issuance of a series of offered certificates. Any other entity which acts as a sponsor or as a co-sponsor with MLML will be described in the related prospectus supplement.

     MLML is a Delaware corporation formerly known as ML Health Care Servicing,
Inc., and is a wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. MLML makes, and purchases from lenders, commercial and multifamily mortgage loans for the purpose of securitizing them in commercial mortgage-backed securitization
("CMBS") transactions. MLML and its affiliates also purchase prime, subprime, nonperforming and subperforming residential mortgage loans from originators of these loans and aggregates these loans for sale in asset-backed securitization transactions.

     MLML is licensed as a Title II Nonsupervised Mortgagee approved by the
United States Department of Housing and Urban Development to originate and service mortgage loans. MLML acts as servicer of record for a small number of
FHA-insured loans that are serviced by a sub-servicer. MLML does not service the commercial and multifamily loans that it originates or acquires for securitization in CMBS transactions.

     MLML also engages in the origination, and/or buying and selling, of mortgages and other interests in mortgage loans for investment purposes.
Further, MLML enters into resale and repurchase agreements to finance trading inventory positions.

THE SPONSOR'S SECURITIZATION PROGRAM

     MLML and its affiliates, directly or through correspondents, originate multifamily and commercial mortgage loans throughout the United States and abroad. MLML and its affiliates have been engaged in the origination of multifamily and commercial mortgage loans for securitization since 1994. The multifamily and commercial mortgage loans originated and securitized by MLML and its affiliates include both fixed-rate loans and floating-rate loans and both conduit balance loans--which are average-sized by industry standards-- and large balance loans. Most of the multifamily and commercial mortgage loans included in commercial mortgage securitizations sponsored by MLML and its affiliates have been originated, directly or through correspondents, by MLML or an affiliate.

     In addition, in the normal course of its securitization program, MLML and its affiliates, may also acquire multifamily and commercial mortgage loans from various third party originators. These mortgage loans may have been originated using underwriting guidelines not established by MLML or any of its affiliates.
The trust fund relating to a series of offered certificates may include mortgage loans originated by one or more of these third parties.

     MLML and its affiliates may also originate multifamily and commercial mortgage loans in conjunction with third-party correspondents and, in those cases, the third-party correspondents would perform the underwriting based on various criteria established or reviewed by MLML, and MLML or an affiliate would originate the subject mortgage loan on a specified closing date prior to inclusion in the subject securitization.

     In connection with its commercial mortgage securitization transactions,
MLML or an affiliate generally transfers the subject mortgage assets to a depositor, who then transfers those mortgage assets to the issuing entity

                                      -78-

for the related securitization. In return for the transfer of the subject mortgage assets by the depositor to the issuing entity, the issuing entity issues commercial mortgage pass-through certificates backed by, and supported by the cash flows generated by, those mortgage assets.

     MLML and its affiliates also work with rating agencies, unaffiliated mortgage loan sellers and servicers in structuring the securitization transaction. MLML will generally act as sponsor, originator and mortgage loan seller in its commercial mortgage securitization transactions. With respect to certain of its commercial mortgage securitization transactions, there may be a co-sponsor and/or other mortgage loan sellers and originators. We will identify any co-sponsor in the related prospectus supplement. Neither MLML nor any of its affiliates acts as servicer of the multifamily and commercial mortgage loans in its commercial mortgage securitizations. Instead, MLML and/or the related depositor contract with other entities to service the multifamily and commercial mortgage loans following their transfer into a trust fund for a series of offered certificates.

     In connection with MLML or an affiliate contributing mortgage loans to a commercial mortgage securitization transaction, MLML or that affiliate may be obligated, specifically with respect to the mortgage loans that it is contributing, generally pursuant to a mortgage loan purchase agreement or other comparable agreement, to:

     o    deliver various specified loan documents;

     o    file and/or record various specified loan documents and assignments of those documents; and

     o    make various loan-specific representations and warranties.

     If it is later determined that any mortgage asset contributed by MLML or an affiliate fails to conform to the specified representations and warranties or there is a defect in or an omission with respect to certain specified mortgage loan documents related to that mortgage asset, which breach, defect or omission, as the case may be, is determined to have a material adverse effect on the value of the subject mortgage asset or such other standard as is described in the related prospectus supplement, then MLML or such affiliate will generally have an obligation to cure the subject defect, omission or breach or to repurchase or replace the subject mortgage asset.

UNDERWRITING STANDARDS

     General. Set forth below is a discussion of certain general underwriting guidelines of MLML with respect to multifamily and commercial mortgage loans originated by MLML. The underwriting guidelines described below may not--and generally will not--apply to multifamily and commercial mortgage loans acquired by MLML from third party originators.

     Notwithstanding the discussion below, given the unique nature of income-producing real properties, the underwriting and origination procedures and the credit analysis with respect to any particular multifamily or commercial mortgage loan may differ significantly from one asset to another, and will be driven by circumstances particular to that property, including, among others, its type, current use, physical quality, size, environmental condition, location, market conditions, capital reserve requirements and additional collateral, tenants and leases, borrower identity, borrower sponsorship and/or performance history. Consequently, there can be no assurance that the underwriting of any particular multifamily or commercial mortgage loan will conform to the general guidelines described in this "--Underwriting Standards"
section.

     Loan Analysis. MLML performs both a credit analysis and a collateral analysis with respect to each multifamily and commercial mortgage loan it originates. The credit analysis of the borrower may include a review of third-party credit reports, reports resulting from judgment, lien, bankruptcy and pending litigation searches and, if applicable, the loan payment history of the borrower and its principals. Generally, borrowers are required to be single-purpose entities, although exceptions may be made from time to time on a case-by-case

                                      -79-

basis. The collateral analysis includes an analysis, in each case to the extent available, of historical property operating statements, rent rolls and a projection of future performance and a review of tenant leases. Depending on the type of real property collateral involved and other relevant circumstances,
MLML's underwriting staff and/or legal counsel will review leases of significant tenants. MLML may also perform a limited qualitative review with respect to certain tenants located at the real property collateral, particularly significant tenants, credit tenants and sole tenants. MLML generally requires third-party appraisals, as well as environmental reports, building condition reports and, if applicable, seismic reports. Each report is reviewed for acceptability by a MLML staff member or a third-party reviewer. The results of these reviews are incorporated into the underwriting report.

     Loan Approval. Prior to commitment, all multifamily and commercial mortgage loans to be originated by MLML must be approved by one or more --depending on loan size--specified officers of MLML. The officer or officers responsible for loan approval may approve a mortgage loan as recommended, request additional due diligence, modify the loan terms or decline a loan transaction.

     Debt Service Coverage Ratio. The repayment of a multifamily or commercial mortgage loan is typically dependent upon the successful operation of the related real property collateral and the ability of that property to generate income sufficient to make payments on the loan. Accordingly, in connection with the origination of any multifamily or commercial mortgage loan, MLML will analyze whether cash flow expected to be derived from the subject real property collateral will be sufficient to make the required payments under that mortgage loan, taking into account, among other things, revenues and expenses for, and other debt currently secured by, or that in the future may be secured by, the subject real property collateral as well as debt secured by pledges of the ownership interests in the related borrower.

     The debt service coverage ratio of a multifamily or commercial mortgage loan is an important measure of the likelihood of default on the loan. In general, the debt service coverage ratio of a multifamily or commercial mortgage loan at any given time is the ratio of--

     o    the amount of income, net of operating expenses, capital expenditures and other amounts required to be reserved for various purposes, derived or expected to be derived from the related real property collateral for a given period that is available to pay debt service on the subject mortgage loan, to

     o    the scheduled payments of principal and/or interest during that given period on the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral.

However, the amount described in the first bullet of the preceding sentence is often a highly subjective number based on variety of assumptions regarding, and adjustments to, revenues and expenses with respect to the related real property collateral.

     For example, when calculating the debt service coverage ratio for a multifamily or commercial mortgage loan, MLML may utilize annual net cash flow that was calculated based on assumptions regarding projected rental income, expenses and/or occupancy, including, without limitation, one or more of the following:

     o    the assumption that a particular tenant at the subject real property collateral that has executed a lease, but has not yet taken occupancy and/or has not yet commenced paying rent, will take occupancy and commence paying rent on a future date;

     o    the assumption that an unexecuted lease that is currently being negotiated with respect to a particular tenant at the subject real property collateral or is out for signature will be executed and in place on a future date;

                                      -80-

     o    the assumption that a portion of currently vacant and unleased space at the subject real property collateral will be leased at current market rates and consistent with occupancy rates of comparable properties in the subject market;

     o    the assumption that certain rental income that is to be payable commencing on a future date under a signed lease, but where the subject tenant is in an initial rent abatement or free rent period or has not yet taken occupancy, will be paid commencing on such future date;

     o    assumptions regarding the probability of renewal of particular leases and/or the re-leasing of certain space at the subject real property collateral and the anticipated effect on capital and re-leasing expenditures; and

     o    various additional lease-up assumptions and other assumptions regarding the payment of rent not currently being paid.

     There is no assurance that the foregoing assumptions made with respect to any prospective multifamily or commercial mortgage loan will, in fact, be consistent with actual property performance.

     Generally, the debt service coverage ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or greater than 1.20:1 (subject to the discussion under "--Additional Debt"
below); however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a debt service coverage ratio below 1.20:1 based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization) the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

     We expect to provide in the related prospectus supplement debt service coverage ratios for each mortgage loan backing a series of offered certificates and a more detailed discussion of the calculation of net cash flow used in determining those debt service coverage ratios.

     Loan-to-Value Ratio. MLML also looks at the loan-to-value ratio of a prospective multifamily or commercial mortgage loan as one of the factors it takes into consideration in evaluating the likelihood of recovery if a property is liquidated following a default. In general, the loan-to-value ratio of a multifamily or commercial mortgage loan at any given time is the ratio, expressed as a percentage, of--

     o    the then outstanding principal balance of the subject mortgage loan and any other loans that are secured by liens of senior or equal priority on the related real property collateral, to

     o    the estimated value of the related real property collateral based on an appraisal, a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     Generally, the loan-to-value ratio for multifamily and commercial mortgage loans originated by MLML, calculated as described above, will be equal to or less than 80% (subject to the discussion under "--Additional Debt" below);
however, exceptions may be made when consideration is given to circumstances particular to the mortgage loan or related real property collateral. For example, MLML may originate a multifamily or commercial mortgage loan with a loan-to-value ratio above 80% based on, among other things, the amortization features of the mortgage loan (for example, if the mortgage loan provides for relatively rapid amortization), the type of tenants and leases at the subject real property collateral, the taking of additional collateral such as reserves, letters of credit and/or guarantees, MLML's judgment of improved property performance in the future and/or other relevant factors.

                                      -81-

     We expect to provide in the related prospectus supplement loan-to-value ratios for each mortgage loan backing a series of offered certificates and the property valuation used in determining those loan-to-value ratios.

     Additional Debt. When underwriting a multifamily or commercial mortgage loan, MLML will take into account whether the subject real property collateral and/or direct or indirect interest in a related borrower are encumbered by additional debt and will analyze the likely effect of that additional debt on repayment of the subject mortgage loan. It is possible that MLML or an affiliate will be the lender on that additional debt.

     The debt service coverage ratios described above under "--Debt Service
Coverage Ratio" and the loan-to-value ratios described above under
"--Loan-to-Value Ratio" may be below 1.20:1 and above 80%, respectively, based on the existence of additional debt secured by the related real property collateral or directly or indirectly by equity interests in the related borrower.

     Assessments of Property Condition. As part of the underwriting process,
MLML will analyze the condition of the real property collateral for a prospective multifamily or commercial mortgage loan. To aid in that analysis,
MLML may, subject to certain exceptions, inspect or retain a third party to inspect the property and will obtain the property assessments and reports described below.

     Appraisals. MLML will, in most cases, require that the real property collateral for a prospective multifamily or commercial mortgage loan be appraised by a state certified appraiser or an appraiser belonging to the
Appraisal Institute, a membership association of professional real estate appraisers. In addition, MLML will generally require that those appraisals be conducted in accordance with the Uniform Standards of Professional Appraisal
Practices developed by The Appraisal Foundation, a not-for-profit organization established by the appraisal profession. Furthermore, the appraisal report will usually include or be accompanied by a separate letter that includes a statement by the appraiser that the guidelines in Title XI of the Financial Institutions
Reform, Recovery and Enforcement Act of 1989 were followed in preparing the appraisal. In some cases, however, MLML may establish the value of the subject real property collateral based on a cash flow analysis, a recent sales price or another method or benchmark of valuation.

     Environmental Assessment. MLML may require a Phase I environmental assessment with respect to the real property collateral for a prospective multifamily or commercial mortgage loan. However, when circumstances warrant,
MLML may utilize an update of a prior environmental assessment, a transaction screen or a desktop review. Alternatively, MLML might forego an environmental assessment in limited circumstances, such as when it has obtained the benefits of an environmental insurance policy or an environmental guarantee. Furthermore, an environmental assessment conducted at any particular real property collateral will not necessarily cover all potential environmental issues. For example, an analysis for radon, lead-based paint and lead in drinking water will usually be conducted only at multifamily rental properties and only when MLML or the environmental consultant believes that such an analysis is warranted under the circumstances.

     Depending on the findings of the initial environmental assessment, MLML may require additional record searches or environmental testing, such as a Phase II environmental assessment with respect to the subject real property collateral.

     Engineering Assessment. In connection with the origination process, MLML may require that an engineering firm inspect the real property collateral for any prospective multifamily or commercial mortgage loan to assess the structure, exterior walls, roofing, interior structure and/or mechanical and electrical systems. Based on the resulting report, MLML will determine the appropriate response to any recommended repairs, corrections or replacements and any identified deferred maintenance.

     Seismic Report. If the subject real property collateral includes any material improvements and is located in California or in seismic zones 3 or 4,
MLML may require a report to establish the probable maximum or bounded loss for the improvements at the property as a result of an earthquake. If that loss is in excess of 20% of

                                      -82-

the estimated replacement cost for the improvements at the property, MLML may require retrofitting of the improvements or that the borrower obtain earthquake insurance if available at a commercially reasonable price. It should be noted, however, that because the seismic assessments may not necessarily have used the same assumptions in assessing probable maximum loss, it is possible that some of the real properties that were considered unlikely to experience a probable maximum loss in excess of 20% of estimated replacement cost might have been the subject of a higher estimate had different assumptions been used.

     Zoning and Building Code Compliance. In connection with the origination of a multifamily or commercial mortgage loan, MLML will generally examine whether the use and occupancy of the related real property collateral is in material compliance with zoning, land-use, building rules, regulations and orders then applicable to that property. Evidence of this compliance may be in the form of one or more of the following: legal opinions; surveys; recorded documents;
temporary or permanent certificates of occupancy; letters from government officials or agencies; title insurance endorsements; engineering or consulting reports; and/or representations by the related borrower.

     Where a property as currently operated is a permitted nonconforming use and/or structure and the improvements may not be rebuilt to the same dimensions or used in the same manner in the event of a major casualty, MLML will analyze whether--

     o    any major casualty that would prevent rebuilding has a sufficiently remote likelihood of occurring;

     o    casualty insurance proceeds together with the value of any additional collateral would be available in an amount estimated by MLML to be sufficient to pay off the related mortgage loan in full;

     o    the real property collateral, if permitted to be repaired or restored in conformity with current law, would in MLML's judgment constitute adequate security for the related mortgage loan; and/or

     o    to require the related borrower to obtain law and ordinance insurance.

     Escrow Requirements. Based on its analysis of the real property collateral, the borrower and the principals of the borrower, MLML may require a borrower under a multifamily or commercial mortgage loan to fund various escrows for taxes and/or insurance, capital expenses, replacement reserves and/or environmental remediation. MLML conducts a case-by-case analysis to determine the need for a particular escrow or reserve. Consequently, the aforementioned escrows and reserves are not established for every multifamily and commercial mortgage loan originated by MLML. Furthermore, MLML may accept an alternative to a cash escrow or reserve from a borrower, such as a letter of credit or a guarantee from the borrower or an affiliate of the borrower or periodic evidence that the items for which the escrow or reserve would have been established are being paid or addressed.

     Notwithstanding the foregoing discussion under this "--Underwriting
Guidelines" section, we may purchase mortgage loans for inclusion in a trust fund which vary from, or do not comply with, MLML's underwriting guidelines. In addition, in some cases, MLML's and/or its affiliates may not have strictly applied these underwriting guidelines as the result of a case-by-case permitted exception based upon other compensating factors.

                                  THE DEPOSITOR

     We are Merrill Lynch Mortgage Investors, Inc., the depositor with respect to each series of certificates offered by this prospectus. We are a corporation organized under the laws of the State of Delaware. We were initially incorporated on June 13, 1986. We are a wholly owned, direct subsidiary of
Merrill Lynch Mortgage

                                      -83-

Capital Inc., which is an indirect wholly owned subsidiary of Merrill Lynch &
Co., Inc. Our principal executive offices are located at 4 World Financial
Center, 10th Floor 250 Vesey Street, New York, New York 10080. Our telephone number is 212-449-1000. There can be no assurance that at any particular time we will have any significant assets. We do not file with the SEC annual reports on
Form 10-K or any other reports with respect to ourselves or our financial condition pursuant to Section 13(a) or 15(d) of the Exchange Act.

     We were organized, among other things, for the purposes of:

     o    issuing and selling one or more series of bonds secured primarily by mortgage collateral and manufactured housing conditional sales contracts and loan agreements, investing in certain mortgage collateral and manufactured housing conditional sales contracts and loan agreements to be purchased with the proceeds of bonds secured thereby and taking certain other actions with respect thereto;

     o    selling interests in mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, evidencing those interests with pass-through certificates, using the proceeds of the sale of the pass-through certificates to acquire the mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements, retaining an interest, including a subordinated interest, in the mortgage loans, mortgage collateral or manufactured housing conditional sales contracts and loan agreements acquired and sold and taking certain other actions with respect thereto;

     o    acting as settlor or depositor of trusts formed to issue, sell and deliver series of bonds secured by a pledge or assignment of mortgage obligations, pass-through certificates in mortgage loans or other mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing in or selling beneficial interests in the same, acquiring, owning, holding and pledging or selling interests in residential mortgage loans, mortgage collateral and manufactured housing conditional sales contracts and loan agreements and investing cash balances on an interim basis in certain short term investments; and

     o    doing all such things as are reasonable or necessary to enable us to carry out any of the above, including entering into loan agreements, servicing agreements and reimbursements agreements and selling certificates of interest in any trust for which we serve as depositor.

     Since our incorporation in 1986, we have been engaged in the securitization of commercial and multifamily mortgage loans and in acting as depositor of one or more trusts formed to issue commercial mortgage pass-through certificates that are secured by or represent interests in, pools of mortgage loans.

     We will generally acquire the mortgage assets that are to back each series of offered certificates from the sponsor(s) for the subject securitization transaction or, if specified in the prospectus supplement, from one or more other mortgage asset sellers, in each case in privately negotiated transactions.
We will thereupon transfer those mortgage assets to the related trust.

     After the issuance of a series of offered certificates, we may be required, to the extent specified in the related Governing Document, to perform certain actions on a continual basis, including but not limited to:

     o    to remove the trustee upon the occurrence of certain specified events, including certain events of bankruptcy or insolvency, failure to deliver certain required reports or imposition of a tax upon the trust fund, and thereupon appoint a successor trustee;

     o    to appoint a successor trustee in the event that the trustee resigns, is removed or becomes ineligible to continue serving in such capacity under the related Governing Document;

                                      -84-

     o    to provide the trustee, the master servicer and the special servicer with any reports, certifications and information--other than with respect to the mortgage loans--that they may reasonably require to comply with the terms of the related Governing Document; and

     o    to provide to the related tax administrator in respect of the related trust such information as it may reasonably require to perform its reporting and other tax compliance obligations under the related
          Governing Document.

     Generally, it is expected that the functions and/or duties set out under this "The Depositor" section will be performed by our agents or affiliates.

                        YIELD AND MATURITY CONSIDERATIONS

GENERAL

     The yield on your offered certificates will depend on--

     o    the price you paid for your offered certificates,

     o    the pass-through rate on your offered certificates, and

     o    the amount and timing of payments on your offered certificates.

     The following discussion contemplates a trust established by us that consists only of mortgage loans. If one of our trusts also includes a mortgage-backed security, the payment terms of that security will soften or enhance the effects that the characteristics and behavior of mortgage loans backing that security can have on the yield to maturity and/or weighted average life of a class of offered certificates. If one of our trusts includes a mortgage-backed security, we will discuss in the related prospectus supplement the effect, if any, that the security may have on the yield to maturity and weighted average lives of the related offered certificates.

PASS-THROUGH RATE

     A class of interest-bearing offered certificates may have a fixed, variable or adjustable pass-through rate. We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, if the pass-through rate is variable or adjustable, the method of determining the pass-through rate.

PAYMENT DELAYS

     There will be a delay between the date on which payments on the underlying mortgage loans are due and the date on which those payments are passed through to you and other investors. That delay will reduce the yield that would otherwise be produced if those payments were passed through on your offered certificates on the same date that they were due.

YIELD AND PREPAYMENT CONSIDERATIONS

     The yield to maturity on your offered certificates will be affected by the rate of principal payments on the underlying mortgage loans and the allocation of those principal payments to reduce the principal balance or notional amount of your offered certificates. The rate of principal payments on those mortgage loans will be affected by the following:

                                      -85-

     o    the amortization schedules of the mortgage loans, which may change from time to time to reflect, among other things, changes in mortgage interest rates or partial prepayments of principal;

     o    the dates on which any balloon payments are due; and

     o    the rate of principal prepayments on the mortgage loans, including voluntary prepayments by borrowers and involuntary prepayments resulting from liquidations, casualties or purchases of mortgage loans.

     Because the rate of principal prepayments on the mortgage loans underlying your offered certificates will depend on future events and a variety of factors, we cannot give you any assurance as to that rate.

     The extent to which the yield to maturity of your offered certificates may vary from your anticipated yield will depend upon--

     o    whether you purchased your offered certificates at a discount or premium and, if so, the extent of that discount or premium, and

     o    when, and to what degree, payments of principal on the underlying mortgage loans are applied or otherwise result in the reduction of the principal balance or notional amount of your offered certificates.

     If you purchase your offered certificates at a discount, then you should consider the risk that a slower than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield. If you purchase your offered certificates at a premium, then you should consider the risk that a faster than anticipated rate of principal payments on the underlying mortgage loans could result in an actual yield to you that is lower than your anticipated yield.

     If your offered certificates entitle you to payments of interest, with disproportionate, nominal or no payments of principal, then you should consider that your yield will be extremely sensitive to prepayments on the underlying mortgage loans and, under some prepayment scenarios, may be negative.

     If a class of offered certificates accrues interest on a notional amount, that notional amount will, in general, either--

     o    be based on the principal balances of some or all of the mortgage assets in the related trust, or

     o    equal the total principal balance, or a designated portion of the total principal balance, of one or more of the other classes of certificates of the same series.

Accordingly, the yield on that class of certificates will be inversely related to, as applicable, the rate at which--

     o    payments and other collections of principal are received on the mortgage assets referred to in the first bullet point of the prior sentence, and/or

     o    payments are made in reduction of the total principal balance of the class or classes of certificates, or the designated portion of that total principal balance, referred to in the second bullet point of the prior sentence.

                                      -86-

     The extent of prepayments of principal of the mortgage loans underlying your offered certificates may be affected by a number of factors, including:

     o    the availability of mortgage credit;

     o    the relative economic vitality of the area in which the related real properties are located;

     o    the quality of management of the related real properties;

     o    the servicing of the mortgage loans;

     o    possible changes in tax laws; and

     o    other opportunities for investment.

     In general, those factors that increase--

     o    the attractiveness of selling or refinancing a commercial or multifamily property, or

     o    the likelihood of default under a commercial or multifamily mortgage loan,

would be expected to cause the rate of prepayment to accelerate. In contrast, those factors having an opposite effect would be expected to cause the rate of prepayment to slow.

     The rate of principal payments on the mortgage loans underlying your offered certificates may also be affected by the existence and enforceability of prepayment restrictions, such as--

     o    prepayment lock-out periods, and

     o    requirements that voluntary principal prepayments be accompanied by prepayment premiums, fees or charges.

If enforceable, those provisions could constitute either an absolute prohibition, in the case of a prepayment lock-out period, or a disincentive, in the case of a prepayment premium, fee or charge, to a borrower's voluntarily prepaying its mortgage loan, thereby slowing the rate of prepayments.

     The rate of prepayment on a pool of mortgage loans is likely to be affected by prevailing market interest rates for mortgage loans of a comparable type, term and risk level. As prevailing market interest rates decline, a borrower may have an increased incentive to refinance its mortgage loan. Even in the case of adjustable rate mortgage loans, as prevailing market interest rates decline, the related borrowers may have an increased incentive to refinance for the following purposes:

     o    to convert to a fixed rate loan and thereby lock in that rate, or

     o    to take advantage of a different index, margin or rate cap or floor on another adjustable rate mortgage loan.

     Subject to prevailing market interest rates and economic conditions generally, a borrower may sell a real property in order to--

     o    realize its equity in the property,

                                      -87-

     o    meet cash flow needs or

     o    make other investments.

     Additionally, some borrowers may be motivated by federal and state tax laws, which are subject to change, to sell their properties prior to the exhaustion of tax depreciation benefits.

     We make no representation as to--

     o    the particular factors that will affect the prepayment of the mortgage loans underlying any series of offered certificates,

     o    the relative importance of those factors,

     o    the percentage of the principal balance of those mortgage loans that will be paid as of any date, or

     o    the overall rate of prepayment on those mortgage loans.

WEIGHTED AVERAGE LIFE AND MATURITY

     The rate at which principal payments are received on the mortgage loans underlying any series of offered certificates will affect the ultimate maturity and the weighted average life of one or more classes of those certificates. In general, weighted average life refers to the average amount of time that will elapse from the date of issuance of an instrument until each dollar allocable as principal of that instrument is repaid to the investor.

     The weighted average life and maturity of a class of offered certificates will be influenced by the rate at which principal on the underlying mortgage loans is paid to that class, whether in the form of--

     o    scheduled amortization, or

     o    prepayments, including--

          1.   voluntary prepayments by borrowers, and

          2.   involuntary prepayments resulting from liquidations, casualties or condemnations and purchases of mortgage loans out of the related trust.

     In the prospectus supplement for a series of offered certificates, we will specify the projected weighted average life of each class of those offered certificates with principal balances, based on the assumptions stated in that prospectus supplement, including assumptions regarding prepayments on the underlying mortgage loans. Those weighted average lives and assumptions are not intended to predict, or to provide information that will enable you to predict, the actual weighted average lives of your offered certificates.

PREPAYMENT MODELS

     Prepayment rates on loans are commonly measured relative to a prepayment standard or model, such as the CPR prepayment model or the SPA prepayment model.
CPR represents an assumed constant rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans. SPA represents an assumed variable rate of prepayment each month, expressed as an annual percentage, relative to the then outstanding principal balance of a pool of mortgage loans, with different prepayment assumptions often expressed as percentages of SPA. For example, a prepayment assumption of 100% of SPA assumes prepayment rates of 0.2%
per annum of the then outstanding principal

                                      -88-

balance of those loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the 30th month.
Beginning in the 30th month, and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

     Neither CPR nor SPA nor any other prepayment model or assumption is a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any particular pool of mortgage loans.
Moreover, the CPR and SPA models were developed based upon historical prepayment experience for single-family mortgage loans. It is unlikely that the prepayment experience of the mortgage loans underlying your offered certificates will conform to any particular level of CPR or SPA.

OTHER FACTORS AFFECTING YIELD, WEIGHTED AVERAGE LIFE AND MATURITY

     Balloon Payments; Extensions of Maturity. Some or all of the mortgage loans underlying a series of offered certificates may require that balloon payments be made at maturity. The ability of a borrower to make a balloon payment typically will depend upon its ability either--

     o    to refinance the loan, or

     o    to sell the related real property.

If a borrower is unable to refinance or sell the related real property, there is a possibility that the borrower may default on the mortgage loan or that the maturity of the mortgage loan may be extended in connection with a workout. If a borrower defaults, recovery of proceeds may be delayed by--

     o    the bankruptcy of the borrower, or

     o    adverse economic conditions in the market where the related real property is located.

     In order to minimize losses on defaulted mortgage loans, the related master servicer or special servicer may be authorized within prescribed limits to modify mortgage loans that are in default or as to which a payment default is reasonably foreseeable. Any defaulted balloon payment or modification that extends the maturity of a mortgage loan may delay payments of principal on your offered certificates and extend the weighted average life of your offered certificates.

     Negative Amortization. The weighted average life of a class of offered certificates can be affected by mortgage loans that permit negative amortization to occur. Those are the mortgage loans that provide for the current payment of interest calculated at a rate lower than the rate at which interest accrues on the mortgage loan, with the unpaid portion of that interest being added to the related principal balance. Negative amortization most commonly occurs with respect to an adjustable rate mortgage loan that:

     o    limits the amount by which its scheduled payment may adjust in response to a change in its mortgage interest rate;

     o    provides that its scheduled payment will adjust less frequently than its mortgage interest rate; or

     o    provides for constant scheduled payments regardless of adjustments to its mortgage interest rate.

     Negative amortization on one or more mortgage loans in any of our trusts may result in negative amortization on a related class of offered certificates.
We will describe in the related prospectus supplement, if applicable, the manner in which negative amortization with respect to the underlying mortgage loans is allocated among the respective classes of a series of offered certificates.

                                      -89-

     The portion of any mortgage loan negative amortization allocated to a class of offered certificates may result in a deferral of some or all of the interest payable on those certificates. Deferred interest may be added to the total principal balance of a class of offered certificates. In addition, an adjustable rate mortgage loan that permits negative amortization would be expected during a period of increasing interest rates to amortize, if at all, at a slower rate than if interest rates were declining or were remaining constant. This slower rate of mortgage loan amortization would be reflected in a slower rate of amortization for one or more classes of certificates of the related series.
Accordingly, there may be an increase in the weighted average lives of those classes of certificates to which any mortgage loan negative amortization would be allocated or that would bear the effects of a slower rate of amortization of the underlying mortgage loans.

     The extent to which the yield on your offered certificates may be affected by any negative amortization on the underlying mortgage loans will depend, in part, upon whether you purchase your offered certificates at a premium or a discount.

     During a period of declining interest rates, the scheduled payment on an adjustable rate mortgage loan may exceed the amount necessary to amortize the loan fully over its remaining amortization schedule and pay interest at the then applicable mortgage interest rate. The result is the accelerated amortization of the mortgage loan. The acceleration in amortization of a mortgage loan will shorten the weighted average lives of those classes of certificates that entitle their holders to a portion of the principal payments on the mortgage loan.

     Foreclosures and Payment Plans. The weighted average life of and yield on your offered certificates will be affected by--

     o    the number of foreclosures with respect to the underlying mortgage loans; and

     o    the principal amount of the foreclosed mortgage loans in relation to the principal amount of those mortgage loans that are repaid in accordance with their terms.

     Servicing decisions made with respect to the underlying mortgage loans, including the use of payment plans prior to a demand for acceleration and the restructuring of mortgage loans in bankruptcy proceedings or otherwise, may also affect the payment patterns of particular mortgage loans and, as a result, the weighted average life of and yield on your offered certificates.

     Losses and Shortfalls on the Mortgage Assets. The yield on your offered certificates will directly depend on the extent to which you are required to bear the effects of any losses or shortfalls in collections on the underlying mortgage loans and the timing of those losses and shortfalls. In general, the earlier that you bear any loss or shortfall, the greater will be the negative effect on the yield of your offered certificates.

     The amount of any losses or shortfalls in collections on the mortgage assets in any of our trusts will, to the extent not covered or offset by draws on any reserve fund or under any instrument of credit support, be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, that we specify in the related prospectus supplement. As described in the related prospectus supplement, those allocations may be effected by the following:

     o    a reduction in the entitlements to interest and/or the total principal balances of one or more classes of certificates; and/or

     o    the establishment of a priority of payments among classes of certificates.

     If you purchase subordinated certificates, the yield to maturity on those certificates may be extremely sensitive to losses and shortfalls in collections on the underlying mortgage loans.

                                      -90-

     Additional Certificate Amortization. If your offered certificates have a principal balance, then they entitle you to a specified portion of the principal payments received on the underlying mortgage loans. They may also entitle you to payments of principal from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     The amortization of your offered certificates out of the sources described in the prior paragraph would shorten their weighted average life and, if your offered certificates were purchased at a premium, reduce their yield to maturity.

                     DESCRIPTION OF THE GOVERNING DOCUMENTS

GENERAL

     The "Governing Document" for purposes of issuing the offered certificates of each series will be a pooling and servicing agreement or other similar agreement or collection of agreements. In general, the parties to the Governing
Document for a series of offered certificates will include us, a trustee, one or more master servicers and one or more special servicers. However, if the related trust assets include mortgage-backed securities, the Governing Document may include a manager as a party, but may not include a master servicer, special servicer or other servicer as a party. We will identify in the related prospectus supplement the parties to the Governing Document for the subject series of offered certificates.

     If we so specify in the related prospectus supplement, the originator of the mortgage assets or a party from whom we acquire mortgage assets or one of their respective affiliates may perform the functions of master servicer, special servicer, primary servicer, sub-servicer or manager for the trust to which we transfer those assets. The same person or entity may act as both master servicer and special servicer for one of our trusts.

     Any party to the Governing Document for a series of offered certificates, or any of its affiliates, may own certificates issued thereunder. However, except in limited circumstances, including with respect to required consents to amendments to the Governing Document for a series of offered certificates, certificates that are held by the related master servicer, special servicer or manager will not be allocated voting rights.

     A form of a pooling and servicing agreement has been filed as an exhibit to the registration statement of which this prospectus is a part. However, the provisions of the Governing Document for each series of offered certificates will vary depending upon the nature of the certificates to be issued thereunder and the nature of the related trust assets. The following summaries describe select provisions that may appear in the Governing Document for each series of offered certificates. The prospectus supplement for each series of offered certificates will provide material additional information regarding the
Governing Document for that series. The summaries in this prospectus do not purport to be complete, and you should refer to the provisions of the Governing
Document for your offered certificates and, further, to the description of those provisions in the related prospectus supplement. We will provide a copy of the
Governing Document, exclusive of exhibits, that relates to your offered certificates, without charge, upon written request addressed to our principal executive offices specified under "The Depositor."

                                      -91-

ASSIGNMENT OF MORTGAGE ASSETS

     At the time of initial issuance of any series of offered certificates, we will acquire and assign, or cause to be directly assigned, to the designated trustee those mortgage loans or mortgage-backed securities and any other assets to be included in the related trust fund. We will specify in the related prospectus supplement all material documents to be delivered, and all other material actions to be taken, by us or any prior holder of the related underlying mortgage loans or mortgage-backed securities in connection with that assignment. We will also specify in the related prospectus supplement any remedies available to the related certificateholders, or the related trustee on their behalf, in the event that any of those material documents are not delivered or any of those other material actions are not taken as required.
Concurrently with that assignment, the related trustee will deliver to us or our designee the certificates of that series in exchange for the mortgage assets and the other assets to be included in the related trust.

     Each mortgage asset included in one of our trusts will be identified in a schedule appearing as an exhibit to the related Governing Document. That schedule generally will include detailed information about each mortgage asset transferred to the related trust, including:

     o    in the case of a mortgage loan--

          1.   the address of the related real property,

          2.   the mortgage interest rate and, if applicable, the applicable index, gross margin, adjustment date and any rate cap
               information,

          3.   the remaining term to maturity,

          4.   if the mortgage loan is a balloon loan, the remaining
               amortization term, and

          5.   the outstanding principal balance; and

     o    in the case of a mortgage-backed security--

          1.   the outstanding principal balance, and

          2.   the pass-through rate or coupon rate.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO MORTGAGE ASSETS

     If and to the extent set forth in the prospectus supplement for any series of offered certificates, we will, with respect to each mortgage asset in the related trust, make or assign, or cause to be made or assigned, a limited set of representations and warranties covering, by way of example:

     o    the accuracy of the information set forth for each mortgage asset on the schedule of mortgage assets appearing as an exhibit to the
          Governing Document for that series;

     o    the warranting party's title to each mortgage asset and the authority of the warranting party to sell that mortgage asset; and

     o    in the case of a mortgage loan--

          1.   the enforceability of the related mortgage note and mortgage,

          2.   the existence of title insurance insuring the lien priority of the related mortgage, and

                                      -92-

          3.   the payment status of the mortgage loan.

     We will identify the warranting party, and give a more detailed summary of the representations and warranties made thereby, in the related prospectus supplement. In most cases, the warranting party will be a prior holder of the particular mortgage assets. We will also specify in the related prospectus supplement any remedies against the warranting party available to the related certificateholders, or the related trustee on their behalf, in the event of a material breach of any of those representations and warranties.

COLLECTION AND OTHER SERVICING PROCEDURES WITH RESPECT TO MORTGAGE LOANS

     The Governing Document for each series of offered certificates will govern the servicing and administration of any mortgage loans included in the related trust.

     In general, the related master servicer and special servicer, directly or through primary servicers or sub-servicers, will be obligated to service and administer for the benefit of the related certificateholders the mortgage loans in any of our trusts. The master servicer and the special servicer will be required to service and administer those mortgage loans in accordance with applicable law and, further, in accordance with the terms of the related
Governing Document, the mortgage loans themselves and any instrument of credit support included in that trust. Subject to the foregoing, the master servicer and the special servicer will each have full power and authority to do any and all things in connection with that servicing and administration that it may deem necessary and desirable.

     As part of its servicing duties, each of the master servicer and the special servicer for one of our trusts will be required to make reasonable efforts to collect all payments called for under the terms and provisions of the related mortgage loans that it services. In general, each of the master servicer and the special servicer for one of our trusts will be obligated to follow those collection procedures as are consistent with the servicing standard set forth in the related Governing Document. Consistent with the foregoing, the master servicer and the special servicer will each be permitted, in its discretion, to waive any default interest or late payment charge in connection with collecting a late payment on any defaulted mortgage loan.

     The master servicer and/or the special servicer for one or our trusts, directly or through primary servicers or sub-servicers, will also be required to perform various other customary functions of a servicer of comparable loans, including:

     o    maintaining escrow or impound accounts for the payment of taxes, insurance premiums, ground rents and similar items, or otherwise monitoring the timely payment of those items;

     o    ensuring that the related properties are properly insured;

     o    attempting to collect delinquent payments;

     o    supervising foreclosures;

     o    negotiating modifications;

     o    responding to borrower requests for partial releases of the encumbered property, easements, consents to alteration or demolition and similar matters;

     o    protecting the interests of certificateholders with respect to senior lienholders;

     o    conducting inspections of the related real properties on a periodic or other basis;

     o    collecting and evaluating financial statements for the related real properties;

                                      -93-

     o    managing or overseeing the management of real properties acquired on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise; and

     o    maintaining servicing records relating to mortgage loans in the trust.

     We will specify in the related prospectus supplement when, and the extent to which, servicing of a mortgage loan is to be transferred from a master servicer to a special servicer. In general, a special servicer for any of our trusts will be responsible for the servicing and administration of:

     o    mortgage loans that are delinquent with respect to a specified number of scheduled payments;

     o    mortgage loans as to which there is a material non-monetary default;

     o    mortgage loans as to which the related borrower has--

          1.   entered into or consented to bankruptcy, appointment of a
               receiver or conservator or similar insolvency proceeding, or

          2.   become the subject of a decree or order for such a proceeding which has remained in force undischarged or unstayed for a specified number of days; and

     o    real properties acquired as part of the trust with respect to defaulted mortgage loans.

     The related Governing Document may also provide that if, in the judgment of the related master servicer or other specified party, a payment default or a material non-monetary default is reasonably foreseeable, the related master servicer may elect or be required to transfer the servicing of that mortgage loan, in whole or in part, to the related special servicer. When the circumstances no longer warrant a special servicer's continuing to service a particular mortgage loan, such as when the related borrower is paying in accordance with the forbearance arrangement entered into between the special servicer and that borrower, the master servicer will generally resume the servicing duties with respect to the particular mortgage loan.

     A borrower's failure to make required mortgage loan payments may mean that operating income from the related real property is insufficient to service the mortgage debt, or may reflect the diversion of that income from the servicing of the mortgage debt. In addition, a borrower that is unable to make mortgage loan payments may also be unable to make timely payment of taxes and otherwise to maintain and insure the related real property. In general, with respect to each series of offered certificates, the related special servicer will be required to monitor any mortgage loan in the related trust that is in default, evaluate whether the causes of the default can be corrected over a reasonable period without significant impairment of the value of the related real property, initiate corrective action in cooperation with the mortgagor if cure is likely, inspect the related real property and take any other actions as it deems necessary and appropriate. A significant period of time may elapse before a special servicer is able to assess the success of any corrective action or the need for additional initiatives. The time period within which a special servicer can--

     o    make the initial determination of appropriate action,

     o    evaluate the success of corrective action,

     o    develop additional initiatives,

     o    institute foreclosure proceedings and actually foreclose, or

                                      -94-

     o    accept a deed to a real property in lieu of foreclosure, on behalf of the certificateholders of the related series,

may vary considerably depending on the particular mortgage loan, the related real property, the borrower, the presence of an acceptable party to assume the mortgage loan and the laws of the jurisdiction in which the related real property is located. If a borrower files a bankruptcy petition, the special servicer may not be permitted to accelerate the maturity of the defaulted loan or to foreclose on the related real property for a considerable period of time.
See "LEGAL ASPECTS OF MORTGAGE LOANS--Bankruptcy Laws."

     A special servicer for one of our trusts may also perform limited duties with respect to mortgage loans in that trust for which the related master servicer is primarily responsible, such as--

     o    performing property inspections and collecting, and

     o    evaluating financial statements.

     A master servicer for one of our trusts may perform limited duties with respect to any mortgage loan in that trust for which the related special servicer is primarily responsible, such as--

     o    continuing to receive payments on the mortgage loan,

     o    making calculations with respect to the mortgage loan, and

     o    making remittances and preparing reports to the related trustee and/or certificateholders with respect to the mortgage loan.

     The duties of the master servicer and special servicer for your series will be more fully described in the related prospectus supplement.

     If and to the extent set forth in the related prospectus supplement, the master servicer for your series will be responsible for filing and settling claims with respect to particular mortgage loans for your series under any applicable instrument of credit support. See "Description of Credit Support" in this prospectus.

SERVICING MORTGAGE LOANS THAT ARE PART OF A LOAN COMBINATION

     Certain of the mortgage loans that are included in our trusts will be part of a loan combination as described under "The Trust Fund--Mortgage Loans--Loan
Combinations." With respect to certain of those mortgage loans, the entire loan combination may be serviced under the applicable Governing Document for our trust, in which case the servicers under the Governing Document will have to service the loan combination with regard to and considering the interests of the holders of the non-trust mortgage loans included in the related loan combination. With respect to other mortgage loans in our trusts that are part of a loan combination, the entire loan combination may be serviced under a servicing agreement for the securitization of a related non-trust loan in that loan combination, in which case our servicers and the certificateholders of the related series of certificates will have limited ability to control the servicing of those mortgage loans. In any event, the related non-trust mortgage loan noteholders may be permitted to exercise certain rights and direct certain servicing actions with respect to the entire loan combination, including the mortgage loan in our trust. See "RISK FACTORS--With Respect to Certain Mortgage
Loans Included in Our Trusts, the Mortgaged Property or Properties that Secure the Subject Mortgage Loan in the Trust Also Secure One (1) or More Related
Mortgage Loans That Are Not in the Trust; The Interests of the Holders of Those
Non-Trust Mortgage Loans May Conflict with Your Interests."

                                      -95-

PRIMARY SERVICERS AND SUB-SERVICERS

     A master servicer or special servicer may delegate its servicing obligations to one or more third-party servicers, primary servicers and sub-servicers. In addition, an originator or a seller of a mortgage loan may act as primary servicer or sub-servicer with respect to that mortgage loan after it is included in one of our trusts. A primary servicer or sub-servicer with respect to a particular mortgage loan will often have direct contact with the related borrower and may effectively perform all of the related primary servicing functions (other than special servicing functions), with related collections and reports being forwarded by that primary servicer or sub-servicer to the master servicer for aggregation of such items with the remaining mortgage pool. However, unless we specify otherwise in the related prospectus supplement, the master servicer or special servicer will remain obligated for performance of the delegated duties under the related Governing Document. Each sub-servicing agreement between a master servicer or special servicer, as applicable, and a sub-servicer must provide for servicing of the applicable mortgage loans consistent with the related Governing Document.

     Unless we specify otherwise in the related prospectus supplement, any master servicer or special servicer for one of our trusts will be solely liable for all fees owed by it to any sub-servicer, regardless of whether the master servicer's or special servicer's compensation under the related Governing
Document is sufficient to pay those fees. Each sub-servicer will be entitled to reimbursement from the related trust, through the master servicer or special servicer, as the case may be, that retained it, for expenditures that it makes, generally to the same extent that such master servicer or special servicer, as the case may be, would be reimbursed under the related Governing Document.

     We will identify in the related prospectus supplement any primary servicer or sub-servicer that, at the time of initial issuance of the subject offered certificates, is affiliated with us or with the issuing entity or any sponsor for the subject securitization transaction or is expected to be a servicer of mortgage loans representing 10% or more of the related mortgage asset pool, by balance.

COLLECTION OF PAYMENTS ON MORTGAGE-BACKED SECURITIES

     Unless we specify otherwise in the related prospectus supplement, if a mortgage-backed security is included among the trust assets underlying any series of offered certificates, then--

     o    that mortgage-backed security will be registered in the name of the related trustee or its designee;

     o    the related trustee will receive payments on that mortgage-backed security; and

     o    subject to any conditions described in the related prospectus supplement, the related trustee or a designated manager will, on behalf and at the expense of the trust, exercise all rights and remedies with respect to that mortgaged-backed security, including the prosecution of any legal action necessary in connection with any payment default.

ADVANCES

     If any trust established by us includes mortgage loans, then as and to the extent described in the related prospectus supplement, the related master servicer, the related special servicer, the related trustee, any related provider of credit support and/or any other specified person may be obligated to make, or may have the option of making, advances with respect to those mortgage loans to cover--

     o    delinquent payments of principal and/or interest, other than balloon payments,

     o    property protection expenses,

                                      -96-

     o    other servicing expenses, or

     o    any other items specified in the related prospectus supplement.

     If there are any limitations with respect to a party's advancing obligations, we will discuss those limitations in the related prospectus supplement.

     Advances are intended to maintain a regular flow of scheduled interest and principal payments to certificateholders. Advances are not a guarantee against losses. The advancing party will be entitled to recover all of its advances out of--

     o    subsequent recoveries on the related mortgage loans, including amounts drawn under any fund or instrument constituting credit support, and

     o    any other specific sources identified in the related prospectus supplement.

     If and to the extent that we so specify in the related prospectus supplement, any entity making advances will be entitled to receive interest on some or all of those advances for a specified period during which they are outstanding at the rate specified in that prospectus supplement. That entity may be entitled to payment of interest on its outstanding advances--

     o    periodically from general collections on the mortgage assets in the related trust, prior to any payment to the related series of certificateholders, or

     o    at any other times and from any sources as we may describe in the related prospectus supplement.

     If any trust established by us includes mortgage-backed securities, we will discuss in the related prospectus supplement any comparable advancing obligations with respect to those securities or the mortgage loans that back them.

MATTERS REGARDING THE MASTER SERVICER, THE SPECIAL SERVICER, THE MANAGER AND US

     Unless we specify otherwise in the related prospectus supplement, the master servicer, special servicer or manager for any of our trusts may each resign from its obligations in that capacity, upon--

     o    the appointment of, and the acceptance of that appointment by, a successor to the resigning party and receipt by the related trustee of written confirmation from each applicable rating agency that the resignation and appointment will not result in a withdrawal or downgrade of any rating assigned by that rating agency to any class of certificates of the related series, or

     o    a determination that those obligations are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by the resigning party.

     In general, no resignation will become effective until the related trustee or other successor has assumed the obligations and duties of the resigning master servicer, special servicer or manager, as the case may be. In some cases, the appointment of a successor master servicer may require our consent, but if we have not responded to a request for consent to a successor within the requisite time period, that consent may be deemed to have been given. If the duties of the master servicer or the special servicer are transferred to a successor thereto, the master servicing fee and the special servicing fee and, except as otherwise described in the related prospectus supplement, any workout fee and/or any liquidation fee, as applicable, that accrues or otherwise becomes payable under the Governing Document from and after the date of such transfer will be payable to such successor. The

                                      -97-

Governing Document will require the resigning master servicer or special servicer to pay all costs and expenses in connection with its resignation and the resulting transfer of servicing.

     With respect to each series of offered certificates, we and the related master servicer, special servicer and/or manager, if any, will, in each case, be obligated to perform only those duties specifically required under the related
Governing Document.

     In no event will we, any master servicer, special servicer or manager for one of our trusts, or any of our or their respective members, managers, directors, officers, employees or agents, be under any liability to that trust or the related certificateholders for any action taken, or not taken, in good faith under the related Governing Document or for errors in judgment. Neither we nor any of those other parties to the related Governing Document will be protected, however, against any liability that would otherwise be imposed by reason of--

     o    willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under the related Governing Document for any series of offered certificates, or

     o    reckless disregard of those obligations and duties.

     Furthermore, the Governing Document for each series of offered certificates will entitle us, the master servicer, special servicer and/or manager for the related trust, and our and their respective members, managers, directors, officers, employees and agents, to indemnification out of the related trust assets for any loss, liability or expense incurred in connection with any legal action or claim that relates to that Governing Document or series of offered certificates or to the related trust. The indemnification will not extend, however, to any such loss, liability or expense:

     o    specifically required to be borne by the relevant party, without right of reimbursement, under the terms of that Governing Document;

     o    incurred in connection with any legal action or claim against the relevant party resulting from any breach of a representation or warranty made in that Governing Document; or

     o    incurred in connection with any legal action or claim against the relevant party resulting from any willful misfeasance, bad faith or gross negligence in the performance of obligations or duties under that Governing Document or reckless disregard of those obligations and duties.

     Neither we nor any master servicer, special servicer or manager for the related trust will be under any obligation to appear in, prosecute or defend any legal action unless:

     o    the action is related to the respective responsibilities of that party under the Governing Document for the affected series of offered certificates; and

     o    either--

          1.   that party is specifically required to bear the expense of the action, or

          2.   the action will not, in its opinion, involve that party in any ultimate expense or liability for which it would not be
               reimbursed under the Governing Document for the affected series of offered certificates.

     However, we and each of those other parties may undertake any legal action that may be necessary or desirable with respect to the enforcement or protection of the rights and duties of the parties to the Governing Document for any series of offered certificates and the interests of the certificateholders of that series under that

                                      -98-

Governing Document. In that event, the legal expenses and costs of the action, and any liability resulting from the action, will be expenses, costs and liabilities of the related trust and payable out of related trust assets.

     With limited exception, any person or entity--

     o    into which we or any related master servicer, special servicer or manager may be merged or consolidated, or

     o    resulting from any merger or consolidation to which we or any related master servicer, special servicer or manager is a party, or

     o    succeeding to all or substantially all of our business or the business of any related master servicer, special servicer or manager,

will be the successor of us or that master servicer, special servicer or manager, as the case may be, under the Governing Document for a series of offered certificates.

     The compensation arrangements with respect to any master servicer, special servicer or manager for any of our trusts will be set forth in the related prospectus supplement. In general, that compensation will be payable out of the related trust assets.

EVENTS OF DEFAULT

     We will identify in the related prospectus supplement the various events of default under the Governing Document for each series of offered certificates for which any related master servicer, special servicer or manager may be terminated in that capacity. In general, the Governing Document for each series of offered certificates will provide that if the defaulting party is terminated as a result of any such event of default, and if a non-defaulting party to that Governing
Document incurs any costs or expenses in connection with the termination of the defaulting party and the transfer of the defaulting party's duties under that
Governing Document, then those costs and expenses of such non-defaulting party must be borne by the defaulting party, and if not paid by the defaulting party within a specified period after its termination, such non-defaulting party will be entitled to indemnification for those costs and expenses from the related trust fund, although the defaulting party will not thereby be relieved of its liability for those costs and expenses.

AMENDMENT

     The Governing Document for each series of offered certificates may be amended by the parties thereto, without the consent of any of the holders of those certificates, or of any non-offered certificates of the same series, for the following reasons:

     1.   to cure any ambiguity;

     2.   to correct, modify or supplement any provision in the Governing
          Document which may be inconsistent with any other provision in that document or with the description of that document set forth in this prospectus or the related prospectus supplement;

     3.   to add any other provisions with respect to matters or questions arising under the Governing Document that are not inconsistent with the existing provisions of that document;

     4.   to the extent applicable, to relax or eliminate any requirement under the Governing Document imposed by the provisions of the Internal
          Revenue Code relating to REMICs or grantor trusts if

                                      -99-

          the provisions of the Internal Revenue Code are amended or clarified so as to allow for the relaxation or elimination of that requirement;

     5.   to relax or eliminate any requirement under the Governing Document imposed by the Securities Act, or the rules under that Act if that Act or those rules are amended or clarified so as to allow for the relaxation or elimination of that requirement;

     6.   to comply with any requirements imposed by the Internal Revenue Code or any final, temporary or, in some cases, proposed regulation, revenue ruling, revenue procedure or other written official announcement or interpretation relating to federal income tax laws, or to avoid a prohibited transaction or reduce the incidence of any tax that would arise from any actions taken with respect to the operation of any REMIC or grantor trust created under the Governing Document;

     7.   to the extent applicable, to modify, add to or eliminate the transfer restrictions relating to the certificates which are residual interests in a REMIC;

     8.   to further clarify or amend any provision of the Governing Document to reflect the new agreement between the parties regarding SEC reporting and filing obligations and related matters; or

     9.   to otherwise modify or delete existing provisions of the Governing
          Document.

     However, no amendment of the Governing Document for any series of offered certificates that is covered solely by clauses 3. or 8. above, may adversely affect in any material respect the interests of any holders of offered or non-offered certificates of that series. In addition, if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, then no such amendment may significantly change the activities of the related trust.

     In general, the Governing Document for a series of offered certificates may also be amended by the parties to that document, with the consent of the holders of offered and non-offered certificates representing, in total, not less than 66
2/3%, or any other percentage specified in the related prospectus supplement, of all the voting rights allocated to the certificateholders of that series.
However, the Governing Document for a series of offered certificates may not be amended to--

     o    reduce in any manner the amount of, or delay the timing of, payments received on the related underlying mortgage loans or mortgage-backed securities that are required to be distributed on any offered or non-offered certificate of that series without the consent of the holder of that certificate; or

     o    adversely affect in any material respect the interests of the holders of any class of offered or non-offered certificates of that series in any other manner without the consent of the holders of all certificates of that class; or

     o    modify the provisions of the Governing Document relating to amendments of that document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    modify the specified percentage of voting rights which is required to be held by certificateholders to consent, approve or object to any particular action under the Governing Document without the consent of the holders of all offered and non-offered certificates of that series then outstanding; or

     o    if the related trust is intended to be a "qualifying special purpose entity" under FASB 140, significantly change the activities of the related trust without the consent of the holders of offered

                                      -100-

          and non-offered certificates of that series representing, in total, not less than a majority of the voting rights for that series, without regard to any of those certificates held by us or any of our affiliates or agents.

Notwithstanding the foregoing, the Governing Document for any series of offered certificates may provide that we need not be a party to any amendment to that
Governing Document, but rather may provide that any such amendment may not adversely affect our rights and/or interests without our consent.

LIST OF CERTIFICATEHOLDERS

     Upon written request of three or more certificateholders of record of any series made for purposes of communicating with other holders of certificates of the same series with respect to their rights under the related Governing
Document, the related trustee or other certificate registrar of that series will afford the requesting certificateholders access during normal business hours to the most recent list of certificateholders of that series. However, the trustee may first require a copy of the communication that the requesting certificateholders propose to send.

THE TRUSTEE

     The trustee for each series of offered certificates will be named in the related prospectus supplement. The commercial bank, banking association, banking corporation or trust company that serves as trustee for any series of offered certificates may have typical banking relationships with the us and our affiliates and with any of the other parties to the related Governing Document and its affiliates.

DUTIES OF THE TRUSTEE

     The trustee for each series of offered certificates will not--

     o    make any representation as to the validity or sufficiency of those certificates, the related Governing Document or any underlying mortgage asset or related document, or

     o    be accountable for the use or application by or on behalf of any other party to the related Governing Document of any funds paid to that party with respect to those certificates or the underlying mortgage assets.

     If no event of default has occurred and is continuing under the related
Governing Document, the trustee for each series of offered certificates will be required to perform only those duties specifically required under the related
Governing Document. However, upon receipt of any of the various certificates, reports or other instruments required to be furnished to it under the related
Governing Document, the trustee must examine those documents and determine whether they conform to the requirements of that Governing Document.

MATTERS REGARDING THE TRUSTEE

     As and to the extent described in the related prospectus supplement, the fees and normal disbursements of the trustee for any series of offered certificates may be the expense of the related master servicer or other specified person or may be required to be paid by the related trust assets.

     The trustee for each series of offered certificates and each of its directors, officers, employees, affiliates, agents and "control persons" within the meaning of the Securities Act will be entitled to indemnification, out of related trust assets, for any loss, liability or expense incurred by that trustee or any of those other persons in connection with that trustee's acceptance or administration of its trusts under the related Governing Document.
However, the indemnification of a trustee or any of its directors, officers, employees, affiliates, agents and "control persons" will not extend to any loss, liability or expense incurred by reason of willful misfeasance, bad

                                      -101-

faith or gross negligence on the part of the trustee in the performance of its obligations and duties under the related Governing Document.

     No trustee for any series of offered certificates will be liable for any action reasonably taken, suffered or omitted by it in good faith and believed by it to be authorized by the related Governing Document.

     No trustee for any series of offered certificates will be under any obligation to exercise any of the trusts or powers vested in it by the related
Governing Document or to institute, conduct or defend any litigation under or in relation to that Governing Document at the request, order or direction of any of the certificateholders of that series, unless those certificateholders have offered the trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred as a result.

     No trustee for any series of offered certificates will be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties under the related Governing Document, or in the exercise of any of its rights or powers, if it has reasonable grounds for believing that repayment of those funds or adequate indemnity against that risk or liability is not reasonably assured to it.

     The trustee for each series of offered certificates will be entitled to execute any of its trusts or powers and perform any of its duties under the related Governing Document, either directly or by or through agents or attorneys. The trustee will not be responsible for any willful misconduct or gross negligence on the part of any agent or attorney appointed by it with due care.

     The protections, immunities and indemnities afforded to the trustee for one of our trusts will also be available to it in its capacity as authenticating agent, certificate registrar, tax administrator and custodian for that trust.

RESIGNATION AND REMOVAL OF THE TRUSTEE

     The trustee for any series of offered certificates may resign at any time by giving written notice thereof to us, the master servicer, the special servicer and all certificateholders. Upon receiving such notice, we will be obligated to appoint a successor to a resigning trustee. If no successor trustee has been appointed and has accepted appointment within 30 days after the giving of such notice of resignation, the resigning trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     In general, if--

     o    at any time the trustee ceases to be eligible in accordance with the provisions of the Governing Document and fails to resign after we make a written request for the trustee to resign, or

     o    if at any time the trustee becomes incapable of acting, or is adjudged bankrupt or insolvent, or a receiver of the trustee or of its property is appointed, or any public officer takes charge or control of the trustee or of its property or affairs for the purpose of
          rehabilitation, conservation or liquidation, or

     o    if the trustee fails (other than by reason of the failure of either the master servicer or the special servicer to timely perform its obligations or as a result of other circumstances beyond the trustee's reasonable control) to timely deliver or otherwise make available in accordance with the Governing Document certain reports or statements required under the Governing Document and such failure continues unremedied for a period set forth in the Governing Document after receipt of written notice by the trustee of such failure, or

                                      -102-

     o    if a tax is imposed or threatened with respect to the trust fund by any state in which the trustee is located or in which it holds any portion of the trust fund,

then we may remove the trustee and appoint a successor trustee acceptable to us and the master servicer by written instrument, in duplicate, which instrument must be delivered to the trustee so removed and to the successor trustee.

     In addition, unless we indicate otherwise in the related prospectus supplement, the holders of the offered and non-offered certificates of a subject series of certificates evidencing not less than 51%--or any other percentage specified in the related prospectus supplement--of the voting rights for that series may at any time remove the trustee and appoint a successor trustee by written instrument(s), signed by such holders or their attorneys-in-fact, delivered to the master servicer, the trustee so removed and the successor trustee so appointed.

     In the event that the trustee is terminated or removed, all of its rights and obligations under the Governing Document and in and to the trust assets will be terminated, other than any rights or obligations that accrued prior to the date of such termination or removal, including the right to receive all fees, expenses, advances, interest on advances and other amounts accrued or owing to it under the Governing Document with respect to periods prior to the date of such termination or removal, and no termination without cause will be effective until the payment of those amounts to the trustee. Any resignation or removal of the trustee and appointment of a successor trustee will not become effective until acceptance of appointment by the successor trustee. The Governing Document will generally provide that the predecessor trustee is required to deliver to the successor trustee--at the expense of the certificateholders that effected the removal if the trustee has been removed without cause, otherwise, if the trustee has been removed with cause or not at the request of certificateholders, or if such expenses are not paid by such certificateholders within a specified period, at the expense of the trust--all documents related to the mortgage assets held by it or its agent and statements held by it under the Governing
Document.

                         DESCRIPTION OF THE CERTIFICATES

GENERAL

     Each series of offered certificates, together with any non-offered certificates of the same series, will represent the entire beneficial ownership interests in a trust established by us. Each series of offered certificates will consist of one or more classes. Any non-offered certificates of that series will likewise consist of one or more classes.

     A series of certificates consists of all those certificates that--

     o    have the same series designation;

     o    were issued under the same Governing Document; and

     o    represent beneficial ownership interests in the same trust.

     A class of certificates consists of all those certificates of a particular series that--

     o    have the same class designation; and

     o    have the same payment terms.

                                      -103-

     The respective classes of offered and non-offered certificates of any series may have a variety of payment terms. An offered certificate may entitle the holder to receive:

     o    a stated principal amount, which will be represented by its principal balance, if any;

     o    interest on a principal balance or notional amount, at a fixed, floating, adjustable or variable pass-through rate, which pass-through rate may change as of a specified date or upon the occurrence of specified events or for any other reason from one accrual or payment period to another, as described in the related prospectus supplement;

     o    specified, fixed or variable portions of the interest, principal or other amounts received on the related underlying mortgage loans or mortgage-backed securities;

     o    payments of principal, with disproportionate, nominal or no payments of interest;

     o    payments of interest, with disproportionate, nominal or no payments of principal;

     o    payments of interest on a deferred or partially deferred basis, which deferred interest may be added to the principal balance, if any, of the subject class of offered certificates or which deferred interest may or may not accrue interest, all as set forth in the related prospectus supplement;

     o    payments of interest or principal that commence only as of a specified date or only after the occurrence of specified events, such as the payment in full of the interest and principal outstanding on one or more other classes of certificates of the same series;

     o    payments of interest or principal that are, in whole or in part, calculated based on or payable specifically or primarily from payments or other collections on particular related underlying mortgage loans or mortgage-backed securities;

     o    payments of principal to be made, from time to time or for designated periods, at a rate that is--

          1.   faster and, in some cases, substantially faster, or

          2.   slower and, in some cases, substantially slower, than the rate at which payments or other collections of principal are received on the related underlying mortgage loans or mortgage-backed
               securities;

     o    payments of principal to be made, subject to available funds, based on a specified principal payment schedule or other methodology;

     o    payments of principal that may be accelerated or slowed in response to a change in the rate of principal payments on the related underlying mortgage loans or mortgage-backed securities in order to protect the subject class of offered certificates or, alternatively, to protect one or more other classes of certificates of the same series from prepayment and/or extension risk;

     o    payments of principal out of amounts other than payments or other collections of principal on the related underlying mortgage loans or mortgage-backed securities such as excess spread on the related underlying mortgage loans or mortgage-backed securities or amounts otherwise payable as interest with respect to another class of certificates of the same series, which other class of certificates provides for the deferral of interest payments thereon;

                                      -104-

     o    payments of residual amounts remaining after required payments have been made with respect to other classes of certificates of the same series; or

     o    payments of all or part of the prepayment or repayment premiums, fees and charges, equity participations payments or other similar items received on the related underlying mortgage loans or mortgage-backed securities.

     Any class of offered certificates may be senior or subordinate to or pari passu with one or more other classes of certificates of the same series, including a non-offered class of certificates of that series, for purposes of some or all payments and/or allocations of losses or other shortfalls.

     A class of offered certificates may have two or more component parts, each having characteristics that are described in this prospectus as being attributable to separate and distinct classes. For example, a class of offered certificates may have a total principal balance on which it accrues interest at a fixed, floating, adjustable or variable rate. That class of offered certificates may also accrue interest on a total notional amount at a different fixed, floating, adjustable or variable rate. In addition, a class of offered certificates may accrue interest on one portion of its total principal balance or notional amount at one fixed, floating, adjustable or variable rate and on another portion of its total principal balance or notional amount at a different fixed, floating, adjustable or variable rate. Furthermore, a class of offered certificates may be senior to another class of certificates of the same series in some respects, such as receiving payments out of payments and other collections on particular related underlying mortgage loans or mortgage-backed securities, but subordinate in other respects, such as receiving payments out of the payments and other collections on different related underlying mortgage loans or mortgage-backed securities.

     Each class of offered certificates will be issued in minimum denominations corresponding to specified principal balances, notional amounts or percentage interests, as described in the related prospectus supplement. A class of offered certificates may be issued in fully registered, definitive form and evidenced by physical certificates or may be issued in book-entry form through the facilities of The Depository Trust Company. Offered certificates held in fully registered, definitive form may be transferred or exchanged, subject to any restrictions on transfer described in the related prospectus supplement, at the location specified in the related prospectus supplement, without the payment of any service charges, except for any tax or other governmental charge payable in connection with the transfer or exchange. Interests in offered certificates held in book-entry form will be transferred on the book-entry records of DTC and its participating organizations. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through Clearstream
Banking, societe anonyme or the Euroclear System, for so long as they are participants in DTC.

PAYMENTS ON THE CERTIFICATES

     General. Payments on a series of offered certificates may occur monthly, bi-monthly, quarterly, semi-annually, annually or at any other specified interval. Payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities will be the primary source of funds payable on a series of offered certificates. In the prospectus supplement for each series of offered certificates, we will identify:

     o    the frequency of distributions and the periodic distribution date for that series,

     o    the relevant collection period for payments and other collections on or with respect to the related underlying mortgage loans or mortgage-backed securities that are payable on that series on any particular distribution date; and

     o    the record date as of which certificateholders entitled to payments on any particular distribution date will be established.

                                      -105-

     All payments with respect to a class of offered certificates on any distribution date will be allocated pro rata among the outstanding certificates of that class in proportion to the respective principal balances, notional amounts or percentage interests, as the case may be, of those certificates.
Payments on an offered certificate will be made to the holder entitled thereto either--

     o    by wire transfer of immediately available funds to the account of that holder at a bank or similar entity, provided that the holder has furnished the party making the payments with wiring instructions no later than the applicable record date, or in most cases, a specified number of days, generally no more than five, prior to that date, and has satisfied any other conditions specified in the related prospectus supplement, or

     o    by check mailed to the address of that holder as it appears in the certificate register, in all other cases.

     In general, the final payment on any offered certificate will be made only upon presentation and surrender of that certificate at the location specified to the holder in notice of final payment.

     In connection with the offering and issuance of each series of offered certificates, we will include the following information in the related prospectus supplement:

     o    the flow of funds for the transaction, including the payment allocations, rights and distribution priorities among all classes of the subject offered certificates, and within each class of those offered certificates, with respect to cash flows;

     o    any specified changes to the transaction structure that would be triggered upon a default or event of default on the related trust assets, such as a change in distribution priority among classes;

     o    any credit enhancement, guaranteed investment contracts, interest rate exchange agreements, interest rate floor or cap agreements and/or currency exchange agreements, that are designed to enhance credit, facilitate the timely payment of monies due on the mortgage assets or owing to certificateholders, adjust the rate of return on those offered certificates, or preserve monies that will or might be distributed to certificateholders;

     o    how cash held pending distribution or other uses is held and invested, the length of time cash will be held pending distributions to certificateholders, the identity of the party or parties with access to cash balances and the authority to invest cash balances, the identity of the party or parties making decisions regarding the deposit, transfer or disbursement of mortgage asset cash flows and whether there will be any independent verification of the transaction accounts or account activity; and

     o    an itemized list (in tabular format) of fees and expenses to be paid or payable out of the cash flows from the related underlying mortgage loans or mortgage-backed securities.

     In the flow of funds discussion in any prospectus supplement, we will provide information regarding any directing of cash flows from the trust assets
- such as to reserve accounts, cash collateral accounts or expenses - and the purpose and operation of those requirements.

     Payments of Interest. In the case of a class of interest-bearing offered certificates, interest will accrue from time to time, at the applicable pass-through rate and in accordance with the applicable interest accrual method, on the total outstanding principal balance or notional amount of that class.
However, in some cases, the interest payable with respect to a class of interest-bearing offered certificates will equal a specified percentage or other specified portion, calculated as described in the related prospectus supplement, of the interest accrued or

                                      -106-

payable, as applicable, on some or all of the related underlying mortgage loans or mortgage-backed securities or on a particular related underlying mortgage loan or mortgage-backed security.

     The pass-through rate for a class of interest-bearing offered certificates may be fixed, floating, adjustable or variable. For example, the pass-through rate for a class of interest-bearing offered certificates may be:

     o    a specified fixed rate;

     o    a rate based on the interest rate for a particular related mortgage asset;

     o    a rate based on a weighted average of the interest rates for some or all of the related underlying mortgage loans or mortgage-backed securities, except that for purposes of calculating that weighted average rate any or all of the underlying rates may first be subject to a cap or floor or be increased or decreased by a specified spread or percentage or a spread or percentage calculated based on a specified formula, with any such underlying rate adjustments permitted to vary from mortgage asset to mortgage asset or, in the case of any particular mortgage asset, from one accrual or payment period to another;

     o    a rate that resets periodically based upon, and that varies either directly or indirectly with, the value from time to time of a designated objective index, such as the London interbank offered rate, a particular prime lending rate, a particular Treasury rate, the average cost of funds of one or more financial institutions or another similar index rate, as determined from time to time as set forth in the related prospectus supplement;

     o    a rate that is equal to the product of (a) a rate described in any of the foregoing bullets in this sentence, multiplied by (b) a specified percentage or a percentage calculated based on a specified formula, which specified percentage or specified formula may vary from one accrual or payment period to another;

     o    a rate that is equal to (a) a rate described in any of the foregoing bullets in this sentence, increased or decreased by (b) a specified spread or a spread calculated based on a specified formula, which specified spread or specified formula may vary from one accrual or payment period to another;

     o    a floating, adjustable or otherwise variable rate that is described in any of the foregoing bullets in this sentence, except that it is limited by (a) a cap or ceiling that establishes either a maximum rate or a maximum number of basis points by which the rate may increase from one accrual or payment period to another or over the life of the subject offered certificates or (b) a floor that establishes either a minimum rate or a maximum number of basis points by which the rate may decrease from one accrual or payment period to another or over the life of the subject offered certificates;

     o    a rate that is described in any of the foregoing bullets in this sentence, except that it is subject to a limit on the amount of interest to be paid on the subject offered certificates in any accrual or payment period that is based on the total amount available for distribution;

     o    the highest, lowest or average of any two or more of the rates described in the foregoing bullets in this sentence, or the differential between any two of the rates described in the foregoing bullets in this sentence; or

     o    a rate that is based on (a) one fixed rate during one or more accrual or payment periods and a different fixed rate or rates, or any other rate or rates described in any of the foregoing bullets in this sentence, during other accrual or payment periods or (b) a floating, adjustable or otherwise

                                      -107-

          variable rate described in any of the foregoing bullets in this sentence, during one or more accrual or payment periods and a fixed rate or rates, or a different floating, adjustable or otherwise variable rate or rates described in any of the foregoing bullets in this sentence during other accrual or payment periods.

     We will specify in the related prospectus supplement the pass-through rate for each class of interest-bearing offered certificates or, in the case of a floating, adjustable or variable pass-through rate, the method for determining that pass-through rate and how frequently it will be determined. If the rate to be paid with respect to any class of offered certificates can be a combination of two or more rates, we will provide information in the related prospectus supplement regarding each of those rates and when it applies.

     Interest may accrue with respect to any offered certificate on the basis of:

     o    a 360-day year consisting of 12 30-day months,

     o    the actual number of days elapsed during each relevant period in a year assumed to consist of 360 days,

     o    the actual number of days elapsed during each relevant period in a normal calendar year, or

     o    any other method identified in the related prospectus supplement.

     We will identify the interest accrual method for each class of offered certificates in the related prospectus supplement.

     Subject to available funds and any adjustments to interest entitlements described in the related prospectus supplement, accrued interest with respect to each class of interest-bearing offered certificates will normally be payable on each distribution date. However, in the case of some classes of interest-bearing offered certificates, payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. Prior to that time, the amount of accrued interest otherwise payable on that class will be added to its total principal balance on each date or otherwise deferred as described in the related prospectus supplement.

     If a class of offered certificates accrues interest on a total notional amount, that total notional amount, in general, will be either:

     o    based on the principal balances of some or all of the related underlying mortgage loans or mortgage-backed securities; or

     o    equal to the total principal balances of one or more other classes of certificates of the same series.

     Reference to the notional amount of any certificate is solely for convenience in making calculations of interest and does not represent the right to receive any payments of principal.

     We will describe in the related prospectus supplement the extent to which the amount of accrued interest that is payable on, or that may be added to the total principal balance of, a class of interest-bearing offered certificates may be reduced as a result of any contingencies, including shortfalls in interest collections due to prepayments, delinquencies, losses and deferred interest on the related underlying mortgage loans or mortgage-backed securities.

     Payments of Principal. An offered certificate may or may not have a principal balance. If it does, that principal balance outstanding from time to time will represent the maximum amount that the holder of that

                                      -108-

certificate will be entitled to receive as principal out of the future cash flow on the related underlying mortgage loans or mortgage-backed securities and the other related trust assets (which will be of the type described under "THE TRUST
FUND").

     The total outstanding principal balance of any class of offered certificates will be reduced by--

     o    payments of principal actually made to the holders of that class, and

     o    if and to the extent that we so specify in the related prospectus supplement, losses of principal on the related underlying mortgage loans or mortgage-backed securities that are allocated to or are required to be borne by that class.

     A class of interest-bearing offered certificates may provide that payments of accrued interest will only begin on a particular distribution date or under the circumstances described in the related prospectus supplement. If so, the total outstanding principal balance of that class may be increased by the amount of any interest accrued, but not currently payable, on that class.

     We will describe in the related prospectus supplement any other adjustments to the total outstanding principal balance of a class of offered certificates.

     We will specify the expected initial total principal balance of each class of offered certificates in the related prospectus supplement. Unless we so state in the related prospectus supplement, the initial total principal balance of a series of certificates will not be greater than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities transferred by us to the related trust. We will specify in the related prospectus supplement, if applicable the extent, expressed as a percentage, initial total principal balance of a series of certificates is greater than or less than the total outstanding principal balance of the related underlying mortgage loans or mortgage-backed securities that we transfer to the trust

     The payments of principal to be made on a series of offered certificates from time to time will, in general, be a function of the payments, other collections and advances of principal received or made with respect to the mortgage assets. Payments of principal on a series of offered certificates may also be made from the following sources:

     o    amounts attributable to interest accrued but not currently payable on one or more other classes of certificates of the applicable series;

     o    interest received or advanced on the underlying mortgage assets that is in excess of the interest currently accrued on the certificates of the applicable series;

     o    prepayment premiums, fees and charges, payments from equity participations or any other amounts received on the underlying mortgage assets that do not constitute interest or principal; or

     o    any other amounts described in the related prospectus supplement.

     We will describe in the related prospectus supplement the principal entitlement of each class of offered certificates on each distribution date including any principal distribution schedules and formulas for calculating principal distributions from cash flows on the trust assets. Payment priorities among, principal distribution schedules for and formulas for calculating principal, distributions from cash flows on the related trust assets with respect to various classes of certificates of any particular series may be affected by and/or subject to change based upon defaults and/or losses with respect to the related trust assets or one or more particular trust assets and/or liquidation, amortization, performance or similar riggers or events with respect to the related trust assets or one or more particular trust assets. We will identify in the related prospectus supplement the rights of certificateholders

                                      -109-

and changes to the transaction structure or flow of funds if the events or triggers described in the preceding sentence occur.

     The offered certificates will not have maturity dates in a traditional sense, and it will not be an event of default if a class of offered certificates is not paid in full by a specified date. However, if the offered certificates of any particular class or series are not paid in full by a specified date, then, as and to the extent described in the related prospectus supplement, the applicable Governing Document may provide for a liquidation of a sufficient amount of related underlying mortgage loans or mortgage-backed securities to retire that class or series.

ALLOCATION OF LOSSES AND SHORTFALLS

     If and to the extent that any losses or shortfalls in collections on the mortgage assets in any of our trusts are not covered or offset by delinquency advances or draws on any reserve fund or under any instrument of credit support, they will be allocated among the various classes of certificates of the related series in the priority and manner, and subject to the limitations, specified in the related prospectus supplement. As described in the related prospectus supplement, the allocations may be effected as follows:

     o    by reducing the entitlements to interest and/or the total principal balances of one or more of those classes; and/or

     o    by establishing a priority of payments among those classes.

     See "DESCRIPTION OF CREDIT SUPPORT."

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE; REPORTS FILED WITH THE SEC

     All documents filed for the trust relating to a series of offered certificates after the date of this prospectus and before the end of the related offering with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act, are incorporated by reference in this prospectus and are a part of this prospectus from the date of their filing. Any statement contained in a document incorporated by reference in this prospectus is modified or superseded for all purposes of this prospectus to the extent that a statement contained in this prospectus--or in the related prospectus supplement--or in any other subsequently filed document that also is incorporated by reference differs from that statement. Any statement so modified or superseded shall not, except as so modified or superseded, constitute a part of this prospectus.

     We or another transaction party on behalf of the trust for a series of offered certificates will file the reports required under the Securities Act and under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. These reports include but are not limited to:

     o    Reports on Form 8-K (Current Report), following the issuance of the series of certificates of the related trust fund, including as
          Exhibits to the Form 8-K, various agreements or other documents specified in the related prospectus supplement, if applicable;

     o    Reports on Form 8-K (Current Report), following the occurrence of events specified in Form 8-K requiring disclosure, which are required to be filed within the time-frame specified in Form 8-K related to the type of event;

     o    Reports on Form 10-D (Asset-Backed Issuer Distribution Report),
          containing the distribution and pool performance information required on Form 10-D, which are required to be filed 15 days following each related distribution date; and

                                      -110-

     o    Report on Form 10-K (Annual Report), containing the items specified in
          Form 10-K with respect to a fiscal year and filing or furnishing, as appropriate, the required exhibits and the certification delivered pursuant to Section 302(a) of the Sarbanes-Oxley Act of 2002.

     We do not intend, and no other transaction party will be required, to file with the SEC any reports required under Section 13(a), 13(c), 14 or 15(d) of the
Exchange Act with respect to any of our trusts following completion of the reporting period required by Rule 15d-1 or Regulation 15D under the Securities
Exchange Act of 1934. Unless specifically stated in the report, the reports and any information included in the report will neither be examined nor reported on by an independent public accountant. Each of our trusts will have a separate file number assigned by the SEC, which unless otherwise specified in the related prospectus supplement is not available until filing of the final prospectus supplement related to the series. Reports filed with the SEC with respect to one of our trusts after the final prospectus supplement is filed will be available under trust's specific number, which will be a series number assigned to the file number for our registration statement as shown under "AVAILABLE
INFORMATION."

     We anticipate that, with respect to each of our trusts, the annual reports on Form 10-K, the distribution reports on Form 10-D, the current reports on Form
8-K and amendments to those reports filed or furnished pursuant to section 13(a)
or 15(d) of the Exchange Act will be made available on the website of the related trustee or the website of such other transaction party as may be identified in the prospectus supplement for the related series of offered certificates, as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. If this is the case, we will identify in the applicable prospectus supplement the address of that website. If the foregoing reports will not be made available in this manner, then we will, in the related prospectus supplement, state whether an identified transaction party voluntarily will provide electronic or paper copies of the subject filings free of charge upon request.

     We will, or will cause another transaction party to, provide to each person, including any beneficial owner, to whom a prospectus is delivered in connection with any offered certificates, free of charge upon written or oral request, a copy of any and all of the information that is incorporated by reference in that prospectus but not delivered with that prospectus. We will, in the related prospectus supplement, state the name, address and telephone number to which the request for this information must be made.

REPORTS TO CERTIFICATEHOLDERS

     On or about each distribution date, the related master servicer, manager or trustee will forward to each offered certificateholder a statement substantially in the form, or specifying the information, set forth in the related prospectus supplement. In general, that statement will include information regarding--

     o    the payments made on that distribution date with respect to the applicable class of offered certificates, and

     o    the recent performance of the mortgage assets.

     Within a reasonable period of time after the end of each calendar year, the related master servicer, manager or trustee, as the case may be, will be required to furnish to each person who at any time during the calendar year was a holder of an offered certificate, upon request, a statement containing information regarding the principal, interest and other amounts paid on the applicable class of offered certificates, aggregated for--

     o    that calendar year, or

     o    the applicable portion of that calendar year during which the person was a certificateholder.

                                      -111-

The obligation to provide that annual statement will be deemed to have been satisfied by the related master servicer, manager or trustee, as the case may be, to the extent that substantially comparable information is provided in accordance with any requirements of the Internal Revenue Code.

     If one of our trusts includes mortgage-backed securities, the ability of the related master servicer, manager or trustee, as the case may be, to include in any distribution date statement information regarding the mortgage loans that back those securities will depend on comparable reports being received with respect to them.

     Except as described in the related prospectus supplement, neither the master servicer nor any other party to a Governing Document will be required to provide certificateholders, or a trustee on their behalf, periodic evidence of the absence of a default under, or of compliance with the terms of, that
Governing Document.

VOTING RIGHTS

     Voting rights will be allocated among the respective classes of offered and non-offered certificates of each series in the manner described in the related prospectus supplement. Certificateholders will generally not have a right to vote, except--

     o    with respect to those amendments to the governing documents described under "DESCRIPTION OF THE GOVERNING DOCUMENTS--Amendment," or

     o    as otherwise specified in this prospectus or in the related prospectus supplement.

     As and to the extent described in the related prospectus supplement, the certificateholders entitled to a specified amount of the voting rights for a particular series will have the right to act as a group to remove or replace the related trustee, master servicer, special servicer or manager. In general, that removal or replacement must be for cause. We will identify exceptions in the related prospectus supplement.

TERMINATION AND REDEMPTION

     The trust for each series of offered certificates will terminate and cease to exist following:

     o    the final payment or other liquidation of the last mortgage asset in that trust; and

     o    the payment, or provision for payment (i) to the certificateholders of that series of all amounts required to be paid to them and (ii) to the trustee, the fiscal agent, the master servicer, the special servicer and the members, managers, officers, directors, employees and/or agents of each of them of all amounts which may have become due and owing to any of them under the Governing Document.

     Written notice of termination of a trust will be given to each affected certificateholder prior to the date of termination. The final payment will be made only upon presentation and surrender of the certificates of the related series at the location to be specified in the notice of termination.

     If we so specify in the related prospectus supplement, one or more designated parties will be entitled to purchase all of the mortgage assets underlying a series of offered certificates, thereby effecting early retirement of the certificates and early termination of the related trust. We will describe in the related prospectus supplement which parties may exercise that purchase option, the circumstances under which those parties may exercise that purchase option and the price or the formula for determining the price.

     If we so specify in the related prospectus supplement, following the date on which the total principal balances of the offered certificates are reduced to zero, if all of the remaining certificates (but excluding any class

                                      -112-

of certificates evidencing a residual interest in a REMIC) are held by the same certificateholder, that certificateholder will be entitled to exchange all of the remaining certificates for all of the mortgage assets underlying that series, thereby effecting the early termination of the related trust. We will describe in the related prospectus supplement the specific circumstances under which that exchange may occur.

     In addition, if we so specify in the related prospectus supplement, on a specified date or upon the reduction of the total principal balance of a specified class or classes of certificates by a specified percentage or amount, a party designated in the related prospectus supplement may be authorized or required to solicit bids for the purchase of all the mortgage assets of the related trust or of a sufficient portion of the mortgage assets to retire that class or those classes of certificates. The solicitation of bids must be conducted in a commercially reasonable manner, and assets will, in general, be sold at their fair market value or at such other price as may be set forth in, or as may be calculated in accordance with the formula set forth in, the related prospectus supplement. If the price at which the mortgage assets are sold is less than their unpaid balance, plus accrued interest, then the holders of one or more classes of certificates of the applicable series may receive an amount less than the total principal balance of, and accrued and unpaid interest on, their certificates.

     The title for any class of offered certificates with an optional redemption or termination feature that may be exercised when 25% or more of the original principal balance of the related mortgage asset pool is still outstanding, will include the word "callable."

BOOK-ENTRY REGISTRATION

     General. Any class of offered certificates may be issued in book-entry form through the facilities of DTC. If so, that class will be represented by one or more global certificates registered in the name of DTC or its nominee. If we so specify in the related prospectus supplement, we will arrange for clearance and settlement through the Euroclear System or Clearstream Banking Luxembourg for so
long as they are participants in DTC.

     DTC, Euroclear and Clearstream. DTC is:

     o    a limited-purpose trust company organized under the New York Banking
          Law,

     o    a "banking corporation" within the meaning of the New York Banking
          Law,

     o    a member of the Federal Reserve System,

     o    a "clearing corporation" within the meaning of the New York Uniform
          Commercial Code, and

     o    a "clearing agency" registered under the provisions of Section 17A of the Securities Exchange Act.

     DTC was created to hold securities for participants in the DTC system and to facilitate the clearance and settlement of securities transactions between those participants through electronic computerized book-entry changes in their accounts, thereby eliminating the need for physical movement of securities certificates. Organizations that maintain accounts with DTC include securities brokers and dealers, banks, trust companies and clearing corporations and may include other organizations. DTC is owned by a number of its participating organizations and by the New York Stock Exchange, Inc., the American Stock
Exchange, Inc. and the National Association of Securities Dealers, Inc. Access
to the DTC system is also available to others such as banks, brokers, dealers and trust companies that directly or indirectly clear through or maintain a custodial relationship with one of the organizations that maintains an account with DTC. The rules applicable to DTC and its participating organizations are on file with the SEC.

                                      -113-

     It is our understanding that Clearstream Banking Luxembourg holds securities for its member organizations and facilitates the clearance and settlement of securities transactions between its member organizations through electronic book-entry changes in accounts of those organizations, thereby eliminating the need for physical movement of certificates. Transactions may be settled in Clearstream in any of 31 currencies, including United States dollars.
Clearstream provides to its member organizations, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Clearstream interfaces with domestic securities markets in over 39 countries through established depository and custodial relationships. As a professional depositary,
Clearstream is subject to regulation by the Luxembourg Monetary Institute.
Clearstream is registered as a bank in Luxembourg. It is subject to regulation by the Commission de Surveillance du Secteur Financier, which supervises
Luxembourg banks. Clearstream's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Clearstream's U.S. customers are limited to securities brokers and dealers, and banks. Currently, Clearstream has approximately 2,500 customers located in over 94 countries, including all major
European countries, Canada and the United States. Indirect access to Clearstream is available to other institutions that clear through or maintain a custodial relationship with an account holder of Clearstream. Clearstream and Euroclear have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     It is our understanding that Euroclear holds securities for its member organizations and facilitates clearance and settlement of securities transactions between its member organizations through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Over 150,000 different securities are accepted for settlement through Euroclear, the majority of which are domestic securities from over 32 markets. Transactions may be settled in Euroclear in any of over 30 currencies, including United States dollars. The Euroclear system includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described below in this
"--Book-Entry Registration" section. Euroclear is operated by Euroclear Bank
S.A./N.V., as Euroclear Operator, under a license agreement with Euroclear
Clearance System Public Limited Company. The Euroclear Operator is regulated and examined by the Belgian Banking and Finance Commission and the National Bank of
Belgium. All operations are conducted by the Euroclear Operator, and all
Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not Euroclear Clearance System. Indirect access to the Euroclear system is also available to other firms that clear through or maintain a custodial relationship with a member organization of Euroclear, either directly or indirectly. Euroclear and Clearstream have established an electronic bridge between their two systems across which their respective participants may settle trades with each other.

     Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Euroclear Terms and Conditions. The Euroclear Terms and
Conditions govern transfers of securities and cash within the Euroclear system, withdrawal of securities and cash from the Euroclear system, and receipts of payments with respect to securities in the Euroclear system. All securities in the Euroclear system are held on a fungible basis without attribution of specific securities to specific securities clearance accounts. The Euroclear
Operator acts under the Euroclear Terms and Conditions only on behalf of member organizations of Euroclear and has no record of or relationship with persons holding through those member organizations.

     The information in this prospectus concerning DTC, Euroclear and
Clearstream, and their book-entry systems, has been obtained from sources believed to be reliable, but we do not take any responsibility for the accuracy or completeness of that information.

     Holding and Transferring Book-Entry Certificates. Purchases of book-entry certificates under the DTC system must be made by or through, and will be recorded on the records of, the Financial Intermediary that maintains the beneficial owner's account for that purpose. In turn, the Financial
Intermediary's ownership of those certificates will be recorded on the records of DTC or, alternatively, if the Financial Intermediary does not

                                      -114-

maintain an account with DTC, on the records of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC. A beneficial owner of book-entry certificates must rely on the foregoing procedures to evidence its beneficial ownership of those certificates. DTC has no knowledge of the actual beneficial owners of the book-entry certificates. DTC's records reflect only the identity of the direct participants to whose accounts those certificates are credited, which may or may not be the actual beneficial owners. The participants in the DTC system will remain responsible for keeping account of their holdings on behalf of their customers.

     Transfers between participants in the DTC system will be effected in the ordinary manner in accordance with DTC's rules and will be settled in same-day funds. Transfers between direct account holders at Euroclear and Clearstream, or between persons or entities participating indirectly in Euroclear or
Clearstream, will be effected in the ordinary manner in accordance with their respective procedures and in accordance with DTC's rules.

     Cross-market transfers between direct participants in DTC, on the one hand, and member organizations at Euroclear or Clearstream, on the other, will be effected through DTC in accordance with DTC's rules and the rules of Euroclear or Clearstream, as applicable. These cross-market transactions will require, among other things, delivery of instructions by the applicable member organization to Euroclear or Clearstream, as the case may be, in accordance with the rules and procedures and within deadlines, Brussels time, established in
Euroclear or Clearstream, as the case may be. If the transaction complies with all relevant requirements, Euroclear or Clearstream, as the case may be, will then deliver instructions to its depositary to take action to effect final settlement on its behalf.

     Because of time-zone differences, the securities account of a member organization of Euroclear or Clearstream purchasing an interest in a global certificate from a DTC participant that is not a member organization, will be credited during the securities settlement processing day, which must be a business day for Euroclear or Clearstream, as the case may be, immediately following the DTC settlement date. Transactions in interests in a book-entry certificate settled during any securities settlement processing day will be reported to the relevant member organization of Euroclear or Clearstream on the same day. Cash received in Euroclear or Clearstream as a result of sales of interests in a book-entry certificate by or through a member organization of
Euroclear or Clearstream, as the case may be, to a DTC participant that is not a member organization will be received with value on the DTC settlement date, but will not be available in the relevant Euroclear or Clearstream cash account until the business day following settlement in DTC. The related prospectus supplement will contain additional information regarding clearance and settlement procedures for the book-entry certificates and with respect to tax documentation procedures relating to the book-entry certificates.

     Conveyance of notices and other communications by DTC to DTC participants, and by DTC participants to Financial Intermediaries and beneficial owners, will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

     Payments on the book-entry certificates will be made to DTC. DTC's practice is to credit DTC participants' accounts on the related distribution date in accordance with their respective holdings shown on DTC's records, unless DTC has reason to believe that it will not receive payment on that date. Disbursement of those payments by DTC participants to Financial Intermediaries and beneficial owners will be--

     o    governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in street name, and

     o    the sole responsibility of each of those DTC participants, subject to any statutory or regulatory requirements in effect from time to time.

     Under a book-entry system, beneficial owners may receive payments after the related distribution date.

                                     -115-

     The only "certificateholder" of book-entry certificates will be DTC or its nominee. Parties to the governing documents for any series of offered certificates need not recognize beneficial owners of book-entry certificates as
"certificateholders." The beneficial owners of book-entry certificates will be permitted to exercise the rights of "certificateholders" only indirectly through the DTC participants, who in turn will exercise their rights through DTC. We have been informed that DTC will take action permitted to be taken by a
"certificateholder" only at the direction of one or more DTC participants. DTC may take conflicting actions with respect to the book-entry certificates to the extent that those actions are taken on behalf of Financial Intermediaries whose holdings include those certificates.

     Because DTC can act only on behalf of DTC participants, who in turn act on behalf of Financial Intermediaries and beneficial owners of the applicable book-entry securities, the ability of a beneficial owner to pledge its interest in a class of book-entry certificates to persons or entities that do not participate in the DTC system, or otherwise to take actions with respect to its interest in a class of book-entry certificates, may be limited due to the lack of a physical certificate evidencing that interest.

     Issuance of Definitive Certificates. Unless we specify otherwise in the related prospectus supplement, beneficial owners of affected offered certificates initially issued in book-entry form will not be able to obtain physical certificates that represent those offered certificates, unless:

     o    we advise the related trustee in writing that DTC is no longer willing or able to discharge properly its responsibilities as depository with respect to those offered certificates and we are unable to locate a qualified successor; or

     o    we notify DTC of our intent to terminate the book-entry system through
          DTC with respect to those offered certificates and, in the event applicable law and/or DTC's procedures require that the DTC participants holding beneficial interests in those offered certificates submit a withdrawal request to DTC in order to so terminate the book-entry system, we additionally notify those DTC participants and they submit a withdrawal request with respect to such termination.

     Upon the occurrence of either of the two events described in the prior paragraph, the trustee or other designated party will be required to notify all
DTC participants, through DTC, of the availability of physical certificates with respect to the affected offered certificates. Upon surrender by DTC of the certificate or certificates representing a class of book-entry offered certificates, together with instructions for registration, the related trustee or other designated party will be required to issue to the beneficial owners identified in those instructions physical certificates representing those offered certificates.

                          DESCRIPTION OF CREDIT SUPPORT

GENERAL

     Credit support may be provided with respect to one or more classes of the offered certificates of any series or with respect to the related underlying mortgage loans or mortgage-backed securities. That credit support may be in the form of any of the following:

     o    the subordination of one or more other classes of certificates of the same series;

     o    overcollateralization, whether in the form of mortgage assets or otherwise;

     o    the use of a letter of credit, a surety bond, an insurance policy, a guarantee;

     o    the establishment of one or more reserve funds; or

                                     -116-

     o    any combination of the foregoing.

     If and to the extent described in the related prospectus supplement, any of the above forms of credit support may provide credit enhancement for non-offered certificates, as well as offered certificates, or for more than one series of certificates.

     If you are the beneficiary of any particular form of credit support, that credit support may not protect you against all risks of loss and will not guarantee payment to you of all amounts to which you are entitled under your offered certificates. If losses or shortfalls occur that exceed the amount covered by that credit support or that are of a type not covered by that credit support, you will bear your allocable share of deficiencies. Moreover, if that credit support covers the offered certificates of more than one class or series and total losses on the related underlying mortgage loans or mortgage-backed securities exceed the amount of that credit support, it is possible that the holders of offered certificates of other classes and/or series will be disproportionately benefited by that credit support to your detriment.

     If you are the beneficiary of any particular form of credit support, we will include in the related prospectus supplement a description of the following:

     o    the nature and amount of coverage under that credit support;

     o    any conditions to payment not otherwise described in this prospectus;

     o    any conditions under which the amount of coverage under that credit support may be reduced and under which that credit support may be terminated or replaced; and

     o    the material provisions relating to that credit support.

     Additionally, we will set forth in the related prospectus supplement information with respect to the obligor, if any, under any instrument of credit support.

SUBORDINATE CERTIFICATES

     If and to the extent described in the related prospectus supplement, one or more classes of certificates of any series may be subordinate to one or more other classes of certificates of that series. If you purchase subordinate certificates, your right to receive payments out of collections and advances on the related trust assets on any distribution date will be subordinated to the corresponding rights of the holders of the more senior classes of certificates.
If and to the extent described in the related prospectus supplement, the subordination of a class of certificates may not cover all types of losses or shortfalls. In the related prospectus supplement, we will set forth information concerning the method and amount of subordination provided by a class or classes of subordinate certificates in a series and the circumstances under which that subordination will be available.

     If the mortgage assets in any trust established by us are divided into separate groups, each supporting a separate class or classes of certificates of the related series, credit support may be provided by cross-support provisions requiring that payments be made on senior certificates evidencing interests in one group of those mortgage assets prior to payments on subordinate certificates evidencing interests in a different group of those mortgage assets. We will describe in the related prospectus supplement the manner and conditions for applying any cross-support provisions.

OVERCOLLATERALIZATION

     If and to the extent described in the related prospectus supplement, the mortgage assets underlying any series of offered certificates may generate cashflows for the benefit of the related trust that, in the absence of

                                     -117-

default, will be in excess of the amount needed to make all required payments with respect to the offered and non-offered certificates of that series. This may be as a result of excess spread or because the mortgage assets have a greater total principal balance than the total principal balance of the certificates of the subject series. As and to the extent described in the related prospectus supplement, the additional cashflow may be available to cover losses or other shortfalls on one or more classes of related offered certificates and/or to amortize one or more classes of related certificates.

INSURANCE OR GUARANTEES WITH RESPECT TO MORTGAGE LOANS

     The mortgage loans included in any trust established by us may be covered for some default and/or loss risks by insurance policies or guarantees. If so, we will describe in the related prospectus supplement the nature of those default and/or loss risks and the extent of that coverage.

LETTERS OF CREDIT

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by one or more letters of credit, issued by a bank or other financial institution specified in the related prospectus supplement. The issuer of a letter of credit will be obligated to honor draws under that letter of credit in a total fixed dollar amount, net of unreimbursed payments under the letter of credit, generally equal to a percentage specified in the related prospectus supplement of the total principal balance of some or all of the related underlying mortgage loans or mortgage-backed securities as of the date the related trust was formed or of the initial total principal balance of one or more classes of certificates of the applicable series. The letter of credit may permit draws only in the event of select types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments under it and may otherwise be reduced as described in the related prospectus supplement. The obligations of the letter of credit issuer under the letter of credit for any series of offered certificates will expire at the earlier of the date specified in the related prospectus supplement or the termination of the related trust.

CERTIFICATE INSURANCE AND SURETY BONDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered by insurance policies or surety bonds provided by one or more insurance companies or sureties. Those instruments may cover, with respect to one or more classes of the offered certificates of the related series, timely payments of interest and principal or timely payments of interest and payments of principal on the basis of a schedule of principal payments set forth in or determined in the manner specified in the related prospectus supplement. We will describe in the related prospectus supplement any limitations on the draws that may be made under any of those instruments.

RESERVE FUNDS

     If and to the extent described in the related prospectus supplement, deficiencies in amounts otherwise payable on a series of offered certificates or select classes of those certificates will be covered, to the extent of available funds, by one or more reserve funds in which cash, a letter of credit, Permitted
Investments, a demand note or a combination of the foregoing, will be deposited, in the amounts specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, the reserve fund for the related series of offered certificates may also be funded over time.

     Amounts on deposit in any reserve fund for a series of offered certificates will be applied for the purposes, in the manner, and to the extent specified in the related prospectus supplement. If and to the extent described in the related prospectus supplement, reserve funds may be established to provide protection only

                                     -118-

against select types of losses and shortfalls. Following each distribution date for the related series of offered certificates, amounts in a reserve fund in excess of any required balance may be released from the reserve fund under the conditions and to the extent specified in the related prospectus supplement.

CREDIT SUPPORT WITH RESPECT TO MORTGAGE-BACKED SECURITIES

     If and to the extent described in the related prospectus supplement, any mortgage-backed security included in one of our trusts and/or the mortgage loans that back that security may be covered by one or more of the types of credit support described in this prospectus. We will specify in the related prospectus supplement, as to each of those forms of credit support, the information indicated above with respect to that mortgage-backed security, to the extent that the information is material and available.

                         LEGAL ASPECTS OF MORTGAGE LOANS

     Most, if not all, of the mortgage loans underlying a series of offered certificates will be secured by multifamily and commercial properties in the
United States, its territories and possessions. However, some of those mortgage loans may be secured by multifamily and commercial properties outside the United
States, its territories and possessions.

     The following discussion contains general summaries of select legal aspects of mortgage loans secured by multifamily and commercial properties in the United
States. Because these legal aspects are governed by applicable state law, which may differ substantially from state to state, the summaries do not purport to be complete, to reflect the laws of any particular state, or to encompass the laws of all jurisdictions in which the security for the mortgage loans underlying the offered certificates is situated. Accordingly, you should be aware that the summaries are qualified in their entirety by reference to the applicable laws of those states. See "THE TRUST FUND--Mortgage Loans."

     If a significant percentage of mortgage loans underlying a series of offered certificates, are secured by properties in a particular state, we will discuss the relevant state laws, to the extent they vary materially from this discussion, in the related prospectus supplement.

GENERAL

     Each mortgage loan underlying a series of offered certificates will be evidenced by a note or bond and secured by an instrument granting a security interest in real property. The instrument granting a security interest in real property may be a mortgage, deed of trust or a deed to secure debt, depending upon the prevailing practice and law in the state in which that real property is located. Mortgages, deeds of trust and deeds to secure debt are often collectively referred to in this prospectus as "mortgages." A mortgage creates a lien upon, or grants a title interest in, the real property covered by the mortgage, and represents the security for the repayment of the indebtedness customarily evidenced by a promissory note. The priority of the lien created or interest granted will depend on--

     o    the terms of the mortgage,

     o    the terms of separate subordination agreements or intercreditor agreements with others that hold interests in the real property,

     o    the knowledge of the parties to the mortgage, and

     o    in general, the order of recordation of the mortgage in the appropriate public recording office.

                                     -119-

     However, the lien of a recorded mortgage will generally be subordinate to later-arising liens for real estate taxes and assessments and other charges imposed under governmental police powers.

TYPES OF MORTGAGE INSTRUMENTS

     There are two parties to a mortgage--

     o    a mortgagor, who is the owner of the encumbered interest in the real property, and

     o    a mortgagee, who is the lender.

     In general, the mortgagor is also the borrower.

     In contrast, a deed of trust is a three-party instrument. The parties to a deed of trust are--

     o    the trustor, who is the equivalent of a mortgagor,

     o    the trustee to whom the real property is conveyed, and

     o    the beneficiary for whose benefit the conveyance is made, who is the lender.

     Under a deed of trust, the trustor grants the property, irrevocably until the debt is paid, in trust and generally with a power of sale, to the trustee to secure repayment of the indebtedness evidenced by the related note.

     A deed to secure debt typically has two parties. Under a deed to secure debt, the grantor, who is the equivalent of a mortgagor, conveys title to the real property to the grantee, who is the lender, generally with a power of sale, until the debt is repaid.

     Where the borrower is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the borrower. At origination of a mortgage loan involving a land trust, the borrower may execute a separate undertaking to make payments on the mortgage note. In no event is the land trustee personally liable for the mortgage note obligation.

     The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by:

     o    the express provisions of the related instrument,

     o    the law of the state in which the real property is located,

     o    various federal laws, and

     o    in some deed of trust transactions, the directions of the beneficiary.

INSTALLMENT CONTRACTS

     The mortgage loans underlying your offered certificates may consist of installment contracts. Under an installment contract the seller retains legal title to the property and enters into an agreement with the purchaser for payment of the purchase price, plus interest, over the term of the installment contract. Only after full performance by the borrower of the contract is the seller obligated to convey title to the real estate to the purchaser. During the period that the installment contract is in effect, the purchaser is generally responsible for maintaining the property

                                     -120-

in good condition and for paying real estate taxes, assessments and hazard insurance premiums associated with the property.

     The seller's enforcement of an installment contract varies from state to state. Generally, installment contracts provide that upon a default by the purchaser, the purchaser loses his or her right to occupy the property, the entire indebtedness is accelerated, and the purchaser's equitable interest in the property is forfeited. The seller in this situation does not have to foreclose in order to obtain title to the property, although in some cases a quiet title action is in order if the purchaser has filed the installment contract in local land records and an ejectment action may be necessary to recover possession. In a few states, particularly in cases of purchaser default during the early years of an installment contract, the courts will permit ejectment of the purchaser and a forfeiture of his or her interest in the property.

     However, most state legislatures have enacted provisions by analogy to mortgage law protecting borrowers under installment contracts from the harsh consequences of forfeiture. Under those statutes, a judicial or nonjudicial foreclosure may be required, the seller may be required to give notice of default and the borrower may be granted some grace period during which the contract may be reinstated upon full payment of the default amount and the purchaser may have a post-foreclosure statutory redemption right. In other states, courts in equity may permit a purchaser with significant investment in the property under an installment contract for the sale of real estate to share in the proceeds of sale of the property after the indebtedness is repaid or may otherwise refuse to enforce the forfeiture clause. Nevertheless, generally speaking, the seller's procedures for obtaining possession and clear title under an installment contract for the sale of real estate in a given state are simpler and less time-consuming and costly than are the procedures for foreclosing and obtaining clear title to a mortgaged property.

LEASES AND RENTS

     A mortgage that encumbers an income-producing property often contains an assignment of rents and leases and/or may be accompanied by a separate assignment of rents and leases. Under an assignment of rents and leases, the borrower assigns to the lender the borrower's right, title and interest as landlord under each lease and the income derived from each lease. However, the borrower retains a revocable license to collect the rents, provided there is no default and the rents are not directly paid to the lender. If the borrower defaults, the license terminates and the lender is entitled to collect the rents. Local law may require that the lender take possession of the property and/or obtain a court-appointed receiver before becoming entitled to collect the rents.

     In most states, hotel and motel room rates are considered accounts receivable under the UCC. Room rates are generally pledged by the borrower as additional security for the loan when a mortgage loan is secured by a hotel or motel. In general, the lender must file financing statements in order to perfect its security interest in the room rates and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured by hotels or motels may be included in one of our trusts even if the security interest in the room rates was not perfected or the requisite UCC filings were allowed to lapse. A lender will generally be required to commence a foreclosure action or otherwise take possession of the property in order to enforce its rights to collect the room rates following a default, even if the lender's security interest in room rates is perfected under applicable nonbankruptcy law.

     In the bankruptcy setting, the lender will be stayed from enforcing its rights to collect hotel and motel room rates. However, the room rates will constitute cash collateral and cannot be used by the bankrupt borrower--

     o    without a hearing or the lender's consent, or

     o    unless the lender's interest in the room rates is given adequate protection.

                                     -121-

For purposes of the foregoing, the adequate protection may include a cash payment for otherwise encumbered funds or a replacement lien on unencumbered property, in either case equal in value to the amount of room rates that the bankrupt borrower proposes to use. See "--Bankruptcy Laws" below.

PERSONALTY

     Some types of income-producing real properties, such as hotels, motels and nursing homes, may include personal property, which may, to the extent it is owned by the borrower and not previously pledged, constitute a significant portion of the property's value as security. The creation and enforcement of liens on personal property are governed by the UCC. Accordingly, if a borrower pledges personal property as security for a mortgage loan, the lender generally must file UCC financing statements in order to perfect its security interest in the personal property and must file continuation statements, generally every five years, to maintain that perfection. Mortgage loans secured in part by personal property may be included in one of our trusts even if the security interest in the personal property was not perfected or the requisite UCC filings were allowed to lapse.

FORECLOSURE

     General. Foreclosure is a legal procedure that allows the lender to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the borrower defaults in payment or performance of its obligations under the note or mortgage, the lender has the right to institute foreclosure proceedings to sell the real property security at public auction to satisfy the indebtedness.

     Foreclosure Procedures Vary From State to State. The two primary methods of foreclosing a mortgage are--

     o    judicial foreclosure, involving court proceedings, and

     o    nonjudicial foreclosure under a power of sale granted in the mortgage instrument.

     Other foreclosure procedures are available in some states, but they are either infrequently used or available only in limited circumstances.

     A foreclosure action is subject to most of the delays and expenses of other lawsuits if defenses are raised or counterclaims are interposed. A foreclosure action sometimes requires several years to complete.

     Judicial Foreclosure. A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, a lender initiates the action by the service of legal pleadings upon--

     o    all parties having a subordinate interest of record in the real property, and

     o    all parties in possession of the property, under leases or otherwise, whose interests are subordinate to the mortgage.

     Delays in completion of the foreclosure may occasionally result from difficulties in locating necessary parties, including defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. The court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property upon successful completion of a judicial foreclosure proceeding. The proceeds of that public sale are used to satisfy the judgment. The procedures that govern these public sales vary from state to state.

                                     -122-

     Equitable and Other Limitations on Enforceability of Particular Provisions.
United States courts have traditionally imposed general equitable principles to limit the remedies available to lenders in foreclosure actions. These principles are generally designed to relieve borrowers from the effects of mortgage defaults perceived as harsh or unfair. Relying on these principles, a court may:

     o    alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching;

     o    require the lender to undertake affirmative actions to determine the cause of the borrower's default and the likelihood that the borrower will be able to reinstate the loan;

     o    require the lender to reinstate a loan or recast a payment schedule in order to accommodate a borrower that is suffering from a temporary financial disability; or

     o    limit the right of the lender to foreclose in the case of a nonmonetary default, such as--

          1.   a failure to adequately maintain the mortgaged property, or

          2.   an impermissible further encumbrance of the mortgaged property.

     Some courts have addressed the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a borrower receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have--

     o    upheld the reasonableness of the notice provisions, or

     o    found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to trigger
          constitutional protections.

     In addition, some states may have statutory protection such as the right of the borrower to reinstate its mortgage loan after commencement of foreclosure proceedings but prior to a foreclosure sale.

     Nonjudicial Foreclosure/Power of Sale. In states permitting nonjudicial foreclosure proceedings, foreclosure of a deed of trust is generally accomplished by a nonjudicial trustee's sale under a power of sale typically granted in the deed of trust. A power of sale may also be contained in any other type of mortgage instrument if applicable law so permits. A power of sale under a deed of trust allows a nonjudicial public sale to be conducted generally following--

     o    a request from the beneficiary/lender to the trustee to sell the property upon default by the borrower, and

     o    notice of sale is given in accordance with the terms of the deed of trust and applicable state law.

     In some states, prior to a nonjudicial public sale, the trustee under the deed of trust must--

     o    record a notice of default and notice of sale, and

     o    send a copy of those notices to the borrower and to any other party who has recorded a request for a copy of them.

     In addition, in some states, the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most

                                     -123-

states, published for a specified period of time in one or more newspapers. Some states require a reinstatement period during which the borrower or junior lienholder may have the right to cure the default by paying the entire actual amount in arrears, without regard to the acceleration of the indebtedness, plus the lender's expenses incurred in enforcing the obligation. In other states, the borrower or the junior lienholder has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, state law governs the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods.

     Public Sale. A third party may be unwilling to purchase a mortgaged property at a public sale because of--

     o    the difficulty in determining the exact status of title to the property due to, among other things, redemption rights that may exist,
          and

     o    the possibility that physical deterioration of the property may have occurred during the foreclosure proceedings.

     As a result of the foregoing, it is common for the lender to purchase the mortgaged property and become its owner, subject to the borrower's right in some states to remain in possession during a redemption period. In that case, the lender will have both the benefits and burdens of ownership, including the obligation to pay debt service on any senior mortgages, to pay taxes, to obtain casualty insurance and to make repairs necessary to render the property suitable for sale. The costs of operating and maintaining a commercial or multifamily residential property may be significant and may be greater than the income derived from that property. The lender also will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale or lease of the property. Whether, the ultimate proceeds of the sale of the property equal the lender's investment in the property depends upon market conditions. Moreover, because of the expenses associated with acquiring, owning and selling a mortgaged property, a lender could realize an overall loss on the related mortgage loan even if the mortgaged property is sold at foreclosure, or resold after it is acquired through foreclosure, for an amount equal to the full outstanding principal amount of the loan plus accrued interest.

     The holder of a junior mortgage that forecloses on a mortgaged property does so subject to senior mortgages and any other prior liens. In addition, it may be obliged to keep senior mortgage loans current in order to avoid foreclosure of its interest in the property. Furthermore, if the foreclosure of a junior mortgage triggers the enforcement of a due-on-sale clause contained in a senior mortgage, the junior mortgagee could be required to pay the full amount of the senior mortgage indebtedness or face foreclosure.

     Rights of Redemption. The purposes of a foreclosure action are--

     o    to enable the lender to realize upon its security, and

     o    to bar the borrower, and all persons who have interests in the property that are subordinate to that of the foreclosing lender, from exercising their equity of redemption.

     The doctrine of equity of redemption provides that, until the property encumbered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having interests that are subordinate to that of the foreclosing lender have an equity of redemption and may redeem the property by paying the entire debt with interest. Those having an equity of redemption must generally be made parties to the foreclosure proceeding in order for their equity of redemption to be terminated.

     The equity of redemption is a common-law, nonstatutory right which should be distinguished from post-sale statutory rights of redemption. In some states, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property after sale under a deed of trust or foreclosure of a mortgage. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states,

                                     -124-

redemption may be permitted if the former borrower pays only a portion of the sums due. A statutory right of redemption will diminish the ability of the lender to sell the foreclosed property because the exercise of a right of redemption would defeat the title of any purchaser through a foreclosure.
Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

     One Action and Security First Rules. Some states (including California)
have laws that prohibit more than one "judicial action" to enforce a mortgage obligation secured by a mortgage on real property or an interest therein, and some courts have construed the term "judicial action" broadly. In addition, some states (including California) require that the lender proceed first against any real property security for such mortgage obligation before proceeding directly upon the secured obligation itself. In the case where either a cross-collateralized, cross-defaulted or a multi-property mortgage loan is secured by real properties located in multiple states, the special servicer may be required to foreclose first on properties located in states where such "one action" and/or "security first" rules apply (and where non-judicial foreclosure is permitted) before foreclosing on properties located in the states where judicial foreclosure is the only permitted method of foreclosure. Otherwise, a second action in a state with "one action" rules might be precluded because of a prior first action, even if such first action occurred in a state without "one action" rules. Moreover, while the consequences of breaching these rules will vary from jurisdiction to jurisdiction, as a general matter, a lender who proceeds in violation of these rules may run the risk of forfeiting collateral and/or even the right to enforce the underlying obligation. In addition, under certain circumstances, a lender with respect to a real property located in a
"one action" or "security first" jurisdiction may be precluded from obtaining a deficiency judgment against the borrower following foreclosure or sale under a deed of trust (unless there has been a judicial foreclosure). Finally, in some jurisdictions, the benefits of such laws may be available not just to the underlying obligor, but also to any guarantor of the underlying obligation, thereby limiting the ability of the lender to recover against a guarantor without first complying with the applicable anti-deficiency statutes.

     Anti-Deficiency Legislation. Some or all of the mortgage loans underlying a series of offered certificates may be nonrecourse loans. Recourse in the case of a default on a non-recourse mortgage loan will be limited to the mortgaged property and any other assets that were pledged to secure the mortgage loan.
However, even if a mortgage loan by its terms provides for recourse to the borrower's other assets, a lender's ability to realize upon those assets may be limited by state law. For example, in some states, a lender cannot obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the former borrower equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Other state statutes may require the lender to exhaust the security afforded under a mortgage before bringing a personal action against the borrower. In other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting the security, but in doing so, the lender may be deemed to have elected a remedy and thus may be precluded from foreclosing upon the security. Consequently, lenders will usually proceed first against the security in states where an election of remedy provision exists. Other statutory provisions limit any deficiency judgment to the excess of the outstanding debt over the fair market value of the property at the time of the sale. These other statutory provisions are intended to protect borrowers from exposure to large deficiency judgments that might result from bidding at below-market values at the foreclosure sale. In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower such as for waste upon the property. Finally, some statutes may preclude deficiency judgments altogether with respect to certain kinds of obligations such as purchase-money indebtedness. In some jurisdictions the courts have extended the benefits of this legislation to the guarantors of the underlying obligation as well.

                                     -125-

     Leasehold Considerations. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a mortgage on the borrower's leasehold interest under a ground lease. Leasehold mortgage loans are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of the borrower. The most significant of these risks is that if the borrower's leasehold were to be terminated upon a lease default, the leasehold mortgagee would lose its security. This risk may be lessened if the ground lease:

     o    requires the lessor to give the leasehold mortgagee notices of lessee defaults and an opportunity to cure them,

     o    permits the leasehold estate to be assigned to and by the leasehold mortgagee or the purchaser at a foreclosure sale, and

     o    contains other protective provisions typically required by prudent lenders to be included in a ground lease.

     Some mortgage loans underlying a series of offered certificates, however, may be secured by ground leases which do not contain these provisions.

     Cooperative Shares. Some or all of the mortgage loans underlying a series of offered certificates may be secured by a security interest on the borrower's ownership interest in shares, and the proprietary leases belonging to those shares, allocable to cooperative dwelling units that may be vacant or occupied by nonowner tenants. Loans secured in this manner are subject to some risks not associated with mortgage loans secured by a lien on the fee estate of a borrower in real property. Loans secured in this manner typically are subordinate to the mortgage, if any, on the cooperative's building. That mortgage, if foreclosed, could extinguish the equity in the building and the proprietary leases of the dwelling units derived from ownership of the shares of the cooperative. Further, transfer of shares in a cooperative is subject to various regulations as well as to restrictions under the governing documents of the cooperative. The shares may be canceled in the event that associated maintenance charges due under the related proprietary leases are not paid. Typically, a recognition agreement between the lender and the cooperative provides, among other things, that the lender may cure a default under a proprietary lease.

     Under the laws applicable in many states, "foreclosure" on cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to the shares. Article 9 of the
UCC requires that a sale be conducted in a commercially reasonable manner, which may be dependent upon, among other things, the notice given the debtor and the method, manner, time, place and terms of the sale. Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. A recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the cooperative corporation to receive sums due under the proprietary leases. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

     In the case of foreclosure on a building converted from a rental building to a building owned by a cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws that apply to certain tenants who elected to remain in the building but who did not purchase shares in the cooperative when the building was so converted.

BANKRUPTCY LAWS

     Operation of the U.S. Bankruptcy Code and related state laws may interfere with or affect the ability of a lender to realize upon collateral or to enforce a deficiency judgment. For example, under the U.S. Bankruptcy Code, virtually all actions, including foreclosure actions and deficiency judgment proceedings, to collect a debt

                                     -126-

are automatically stayed upon the filing of the bankruptcy petition. Often, no interest or principal payments are made during the course of the bankruptcy case. The delay caused by an automatic stay and its consequences can be significant. Also, under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a junior lienor may stay the senior lender from taking action to foreclose out the junior lien.

     Under the U.S. Bankruptcy Code, the amount and terms of a mortgage loan secured by a lien on property of the debtor may be modified provided that substantive and procedural safeguards protective of the lender are met. A bankruptcy court may, among other things--

     o    reduce the secured portion of the outstanding amount of the loan to the then-current value of the property, thereby leaving the lender a general unsecured creditor for the difference between the then-current value of the property and the outstanding balance of the loan;

     o    reduce the amount of each scheduled payment, by means of a reduction in the rate of interest and/or an alteration of the repayment schedule, with or without affecting the unpaid principal balance of the loan;

     o    extend or shorten the term to maturity of the loan;

     o    permit the bankrupt borrower to cure of the subject loan default by paying the arrearage over a number of years; or

     o    permit the bankrupt borrower, through its rehabilitative plan, to reinstate the loan payment schedule even if the lender has obtained a final judgment of foreclosure prior to the filing of the debtor's petition.

     Federal bankruptcy law may also interfere with or affect the ability of a secured lender to enforce the borrower's assignment of rents and leases related to the mortgaged property. A lender may be stayed from enforcing the assignment under the U.S. Bankruptcy Code. In addition, the legal proceedings necessary to resolve the issue could be time-consuming, and result in delays in the lender's receipt of the rents. However, recent amendments to the U.S. Bankruptcy Code may minimize the impairment of the lender's ability to enforce the borrower's assignment of rents and leases. In addition to the inclusion of hotel revenues within the definition of cash collateral as noted above, the amendments provide that a pre-petition security interest in rents or hotel revenues is designed to overcome those cases holding that a security interest in rents is unperfected under the laws of some states until the lender has taken some further action, such as commencing foreclosure or obtaining a receiver prior to activation of the assignment of rents.

     A borrower's ability to make payment on a mortgage loan may be impaired by the commencement of a bankruptcy case relating to the tenant under a lease of the related property. Under the U.S. Bankruptcy Code, the filing of a petition in bankruptcy by or on behalf of a tenant results in a stay in bankruptcy against the commencement or continuation of any state court proceeding for--

     o    past due rent,

     o    accelerated rent,

     o    damages, or

     o    a summary eviction order with respect to a default under the lease that occurred prior to the filing of the tenant's bankruptcy petition.

                                     -127-

     In addition, the U.S. Bankruptcy Code generally provides that a trustee or debtor-in-possession may, subject to approval of the court:

     o    assume the lease and either retain it or assign it to a third party,
          or

     o    reject the lease.

     If the lease is assumed, the trustee, debtor-in-possession or assignee, if applicable, must cure any defaults under the lease, compensate the lessor for its losses and provide the lessor with adequate assurance of future performance.
These remedies may be insufficient, and any assurances provided to the lessor may be inadequate. If the lease is rejected, the lessor will be treated, except potentially to the extent of any security deposit, as an unsecured creditor with respect to its claim for damages for termination of the lease. The U.S.
Bankruptcy Code also limits a lessor's damages for lease rejection to:

     o    the rent reserved by the lease without regard to acceleration for the greater of one year, or 15%, not to exceed three years, of the remaining term of the lease, plus

     o    unpaid rent to the earlier of the surrender of the property or the lessee's bankruptcy filing.

ENVIRONMENTAL CONSIDERATIONS

     General. A lender may be subject to environmental risks when taking a security interest in real property. Of particular concern may be properties that are or have been used for industrial, manufacturing, military or disposal activity. Those environmental risks include the possible diminution of the value of a contaminated property or, as discussed below, potential liability for clean-up costs or other remedial actions that could exceed the value of the property or the amount of the lender's loan. In some circumstances, a lender may decide to abandon a contaminated real property as collateral for its loan rather than foreclose and risk liability for clean-up costs.

     Superlien Laws. Under the laws of many states, contamination on a property may give rise to a lien on the property for clean-up costs. In several states, that lien has priority over all existing liens, including those of existing mortgages. In these states, the lien of a mortgage may lose its priority to that superlien.

     CERCLA. The federal Comprehensive Environmental Response, Compensation and
Liability Act of 1980, as amended, imposes strict liability on present and past
"owners" and "operators" of contaminated real property for the costs of clean-up. A secured lender may be liable as an "owner" or "operator" of a contaminated mortgaged property if agents or employees of the lender have participated in the management of the property or the operations of the borrower. Liability may exist even if the lender did not cause or contribute to the contamination and regardless of whether the lender has actually taken possession of the contaminated mortgaged property through foreclosure, deed in lieu of foreclosure or otherwise. Moreover, liability is not limited to the original or unamortized principal balance of a loan or to the value of the property securing a loan. Excluded from CERCLA's definition of "owner" or
"operator," however, is a person who, without participating in the management of the facility, holds indicia of ownership primarily to protect his security interest. This is the so called "secured creditor exemption."

                                     -128-

     The Asset Conservation, Lender Liability and Deposit Insurance Act of 1996
(the "Lender Liability Act") amended, among other things, the provisions of
CERCLA with respect to lender liability and the secured creditor exemption. The
Lender Liability Act offers substantial protection to lenders by defining the activities in which a lender can engage and still have the benefit of the secured creditor exemption. In order for a lender to be deemed to have participated in the management of a mortgaged property, the lender must actually participate in the operational affairs of the property of the borrower. The
Lender Liability Act provides that "merely having the capacity to influence, or unexercised right to control" operations does not constitute participation in management. A lender will lose the protection of the secured creditor exemption only if--

     o    it exercises decision-making control over a borrower's environmental compliance and hazardous substance handling and disposal practices, or

     o    assumes day-to-day management of operational functions of a mortgaged property.

     The Lender Liability Act also provides that a lender will continue to have the benefit of the secured creditor exemption even if it forecloses on a mortgaged property, purchases it at a foreclosure sale or accepts a deed-in-lieu of foreclosure, provided that the lender seeks to sell that property at the earliest practicable commercially reasonable time on commercially reasonable terms.

     CERCLA does not apply to petroleum products, and the secured creditor exclusion does not govern liability for cleanup costs under federal laws other than CERCLA, in particular Subtitle I of the federal Resource Conservation and
Recovery Act ("RCRA"), which regulates underground petroleum storage tanks, except heating oil tanks. The Environmental Protection Agency has adopted a lender liability rule for underground storage tanks (USTs) under Subtitle I of
RCRA. Under that rule a lender with a security interest in an UST or real property containing an UST is not liable as an "owner" or "operator" so long as the lender does not engage in decision making control of the use, storage, filing or dispensing of petroleum contained in the UST, exercise control over the daily operation of the UST, or engage in petroleum production, refining or marketing. Moreover, under the Lender Liability Act, the protections accorded to lenders under CERCLA are also accorded to holders of security interests in underground petroleum storage tanks. It should be noted, however, that liability for cleanup of petroleum contamination may be governed by state law, which may not provide for any specific protection for secured creditors, or alternatively, may not impose liability on secured creditors at all.

     Other Federal and State Laws. Many states have statutes similar to CERCLA, and not all those statutes provide for a secured creditor exemption. In addition, under federal law, there is potential liability relating to hazardous wastes and underground storage tanks under the federal Resource Conservation and
Recovery Act.

     Some federal, state and local laws, regulations and ordinances govern the management, removal, encapsulation or disturbance of asbestos-containing materials. These laws, as well as common law standards, may--

     o    impose liability for releases of or exposure to asbestos-containing materials, and

     o    provide for third parties to seek recovery from owners or operators of real properties for personal injuries associated with those releases.

     Federal legislation requires owners of residential housing constructed prior to 1978 to disclose to potential residents or purchasers any known lead-based paint hazards and will impose treble damages for any failure to disclose. In addition, the ingestion of lead-based paint chips or dust particles by children can result in lead poisoning. If lead-based paint hazards exist at a property, then the owner of that property may be held liable for injuries and for the costs of removal or encapsulation of the lead-based paint.

                                     -129-

     In a few states, transfers of some types of properties are conditioned upon cleanup of contamination prior to transfer. In these cases, a lender that becomes the owner of a property through foreclosure, deed in lieu of foreclosure or otherwise, may be required to clean up the contamination before selling or otherwise transferring the property.

     Beyond statute-based environmental liability, there exist common law causes of action related to hazardous environmental conditions on a property, such as actions based on nuisance or on toxic tort resulting in death, personal injury or damage to property. While it may be more difficult to hold a lender liable under common law causes of action, unanticipated or uninsured liabilities of the borrower may jeopardize the borrower's ability to meet its loan obligations.

     Federal, state and local environmental regulatory requirements change often. It is possible that compliance with a new regulatory requirement could impose significant compliance costs on a borrower. These costs may jeopardize the borrower's ability to meet its loan obligations.

     Additional Considerations. The cost of remediating hazardous substance contamination at a property can be substantial. If a lender becomes liable, it can bring an action for contribution against the owner or operator who created the environmental hazard. However, that individual or entity may be without substantial assets. Accordingly, it is possible that the costs could become a liability of the related trust and occasion a loss to the related certificateholders.

     If the operations on a foreclosed property are subject to environmental laws and regulations, the lender will be required to operate the property in accordance with those laws and regulations. This compliance may entail substantial expense, especially in the case of industrial or manufacturing properties.

     In addition, a lender may be obligated to disclose environmental conditions on a property to government entities and/or to prospective buyers, including prospective buyers at a foreclosure sale or following foreclosure. This disclosure may decrease the amount that prospective buyers are willing to pay for the affected property, sometimes substantially.

DUE-ON-SALE AND DUE-ON-ENCUMBRANCE PROVISIONS

     Some or all of the mortgage loans underlying a series of offered certificates may contain due-on-sale and due-on-encumbrance clauses that purport to permit the lender to accelerate the maturity of the loan if the borrower transfers or encumbers the mortgaged property. In recent years, court decisions and legislative actions placed substantial restrictions on the right of lenders to enforce these clauses in many states. However, the Garn-St Germain Depository
Institutions Act of 1982 generally preempts state laws that prohibit the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to the limitations prescribed in that act and the regulations promulgated under that act. The inability to enforce a due-on-sale clause may result in transfer of the related mortgaged property to an uncreditworthy person, which could increase the likelihood of default and thereby may affect the average life of the mortgage loans and the number of mortgage loans which may extend to maturity.

JUNIOR LIENS; RIGHTS OF HOLDERS OF SENIOR LIENS

     Any of our trusts may include mortgage loans secured by junior liens, while the loans secured by the related senior liens may not be included in that trust.
The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior liens to satisfy fully both the senior loans and the junior loan.

                                     -130-

     In the event that a holder of a senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied as follows:

     o    first, to the payment of court costs and fees in connection with the foreclosure;

     o    second, to real estate taxes;

     o    third, in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior liens; and

     o    last, in satisfaction of all principal, interest, prepayment and acceleration penalties, if any, and any other sums due and owing to the holder of the junior mortgage loan.

SUBORDINATE FINANCING

     Some mortgage loans underlying a series of offered certificates may not restrict the ability of the borrower to use the mortgaged property as security for one or more additional loans, or the restrictions may be unenforceable.
Where a borrower encumbers a mortgaged property with one or more junior liens, the senior lender is subjected to the following additional risks:

     o    the borrower may have difficulty servicing and repaying multiple loans;

     o    if the subordinate financing permits recourse to the borrower, as is frequently the case, and the senior loan does not, a borrower may have more incentive to repay sums due on the subordinate loan;

     o    acts of the senior lender that prejudice the junior lender or impair the junior lender's security, such as the senior lender's agreeing to an increase in the principal amount of or the interest rate payable on the senior loan, may create a superior equity in favor of the junior lender;

     o    if the borrower defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender; and

     o    the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

DEFAULT INTEREST AND LIMITATIONS ON PREPAYMENTS

     Notes and mortgages may contain provisions that obligate the borrower to pay a late charge or additional interest if payments are not timely made. They may also contain provisions that prohibit prepayments for a specified period and/or condition prepayments upon the borrower's payment of prepayment premium, fee or charge. In some states, there are or may be specific limitations upon the late charges that a lender may collect from a borrower for delinquent payments.
Some states also limit the amounts that a lender may collect from a borrower as an additional charge if the loan is prepaid. In addition, the enforceability of provisions that provide for prepayment premiums, fees and charges upon an involuntary prepayment is unclear under the laws of many states.

APPLICABILITY OF USURY LAWS

     Title V of the Depository Institutions Deregulation and Monetary Control
Act of 1980 provides that state usury limitations shall not apply to various types of residential, including multifamily, first mortgage loans

                                     -131-

originated by particular lenders after March 31, 1980. Title V authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Some states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

AMERICANS WITH DISABILITIES ACT

     Under Title III of the Americans with Disabilities Act of 1990 and rules promulgated under that act, in order to protect individuals with disabilities, owners of public accommodations, such as hotels, restaurants, shopping centers, hospitals, schools and social service center establishments, must remove architectural and communication barriers which are structural in nature from existing places of public accommodation to the extent "readily achievable." In addition, under the ADA, alterations to a place of public accommodation or a commercial facility are to be made so that, to the maximum extent feasible, the altered portions are readily accessible to and usable by disabled individuals.
The "readily achievable" standard takes into account, among other factors, the financial resources of the affected property owner, landlord or other applicable person. In addition to imposing a possible financial burden on the borrower in its capacity as owner or landlord, the ADA may also impose requirements on a foreclosing lender who succeeds to the interest of the borrower as owner or landlord. Furthermore, because the "readily achievable" standard may vary depending on the financial condition of the owner or landlord, a foreclosing lender that is financially more capable than the borrower of complying with the requirements of the ADA may be subject to more stringent requirements than those to which the borrower is subject.

SERVICEMEMBERS CIVIL RELIEF ACT

     Under the terms of the Servicemembers Civil Relief Act, as amended, a borrower who enters military service after the origination of the borrower's mortgage loan, including a borrower who was in reserve status and is called to active duty after origination of the mortgage loan, may not be charged interest, including fees and charges, above an annual rate of 6% during the period of the borrower's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to individuals who are members of the
Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and
officers of the U.S. Public Health Service assigned to duty with the military.
Because the Relief Act applies to individuals who enter military service, including reservists who are called to active duty, after origination of the related mortgage loan, no information can be provided as to the number of loans with individuals as borrowers that may be affected by the Relief Act.

     Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of a master servicer or special servicer to collect full amounts of interest on an affected mortgage loan. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts payable to the holders of certificates of the related series, and would not be covered by advances or, unless otherwise specified in the related prospectus supplement, any form of credit support provided in connection with the certificates. In addition, the Relief Act imposes limitations that would impair the ability of a master servicer or special servicer to foreclose on an affected mortgage loan during the borrower's period of active duty status and, under some circumstances, during an additional three month period after the active duty status ceases.

FORFEITURES IN DRUG, RICO AND MONEY LAUNDERING PROCEEDINGS

     Federal law provides that property purchased or improved with assets derived from criminal activity or otherwise tainted, or used in the commission of certain offenses can be seized by and ordered forfeited to the United States of America. The offenses which can trigger such a seizure and forfeiture include, among others, violations of the Racketeer Influenced and Corrupt
Organizations Act, the Bank Secrecy Act, the anti-money laundering laws and regulations, including the Uniting and Strengthening America by Providing
Appropriate Tools Required to Intercept and Obstruct Terrorism Act (commonly referred to as the Patriot Act) and the

                                     -132-

regulations issued pursuant to that Act, as well as the narcotic drug laws.
Under procedures contained in the Comprehensive Crime Control Act of 1984, the
government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties
"known to have an alleged interest in the property," including the holders of mortgage loans.

     A lender may avoid forfeiture of its interest in the property if it establishes that--

     o    its mortgage was executed and recorded before commission of the illegal conduct from which the assets used to purchase or improve the property were derived or before any other crime upon which the forfeiture is based, or

     o    the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was subject to forfeiture.

     However, there is no assurance that such defense will be successful.

                         FEDERAL INCOME TAX CONSEQUENCES

GENERAL

     This is a general discussion of the anticipated material federal income tax consequences of purchasing, owning and transferring the offered certificates.
This discussion is directed to certificateholders that hold the offered certificates as capital assets within the meaning of Section 1221 of the
Internal Revenue Code. This section does not discuss all federal income tax consequences that may be relevant to owners of offered certificates, particularly as to investors subject to special treatment under the Internal
Revenue Code, including:

     o    banks,

     o    insurance companies,

     o    foreign investors,

     o    tax exempt investors,

     o    holders whose "functional currency" is not the United States dollar,

     o    United States expatriates, and

     o    holders holding the offered certificates as part of a hedge, straddle or conversion transaction.

     Further, this discussion does not address investors who treat items of income, expense, gain or loss with respect to the offered certificates differently for book and tax purposes.

     This discussion and any legal opinions referred to in this discussion are based on current provisions and interpretations of the Internal Revenue Code and the accompanying Treasury regulations and on current judicial and administrative rulings. All of these authorities are subject to change and any change can apply retroactively. No rulings have been or will be sought from the IRS with respect to any of the federal income tax consequences discussed below. Accordingly, the
IRS may take contrary positions.

                                     -133-

     Investors and preparers of tax returns should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice is--

     o    given with respect to events that have occurred at the time the advice is rendered, and

     o    is directly relevant to the determination of an entry on a tax return.

     Accordingly, even if this discussion addresses an issue regarding the tax treatment of the owner of the offered certificates, investors are encouraged to consult their own tax advisors regarding that issue. Investors should do so not only as to federal taxes, but also as to state and local taxes. See "STATE AND
OTHER TAX CONSEQUENCES."

     The following discussion addresses securities of two general types:

     o    REMIC certificates, representing interests in a trust, or a portion of the assets of that trust, as to which a specified person or entity will make a real estate mortgage investment conduit, or REMIC, election under Sections 860A through 860G of the Internal Revenue
          Code; and

     o    grantor trust certificates, representing interests in a trust, or a portion of the assets of that trust, as to which no REMIC election will be made.

     We will indicate in the prospectus supplement for each series of offered certificates whether the related trustee, another party to the related Governing
Document or an agent appointed by that trustee or other party will make a REMIC election and/or act as tax administrator for the related trust. If the related tax administrator is required to make a REMIC election, we also will identify in the related prospectus supplement all regular interests and residual interests in the resulting REMIC.

     The following discussion is limited to certificates offered under this prospectus. In addition, this discussion applies only to the extent that the related trust holds only mortgage loans. If a trust holds assets other than mortgage loans, such as mortgage-backed securities, we will disclose in the related prospectus supplement the tax consequences associated with those other assets being included. In addition, if agreements other than guaranteed investment contracts are included in a trust to provide interest rate protection for the related offered certificates, the anticipated material tax consequences associated with those agreements also will be discussed in the related prospectus supplement. See "THE TRUST FUND--Arrangements Providing Reinvestment,
Interest Rate and Currency Related Protection."

     The following discussion is based in part on the rules governing original issue discount in Sections 1271-1273 and 1275 of the Internal Revenue Code and
in the Treasury regulations issued under those sections. It is also based in part on the rules governing REMICs in Sections 860A-860G of the Internal Revenue
Code and in the Treasury regulations issued or proposed under those sections.
The regulations relating to original issue discount do not adequately address all issues relevant to, and in some instances provide that they are not applicable to, securities such as the offered certificates.

REMICS

     General. With respect to each series of offered certificates as to which the related tax administrator will make a REMIC election, our counsel will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Governing Document, and subject to any other assumptions set forth in the opinion:

     o    the related trust, or the relevant designated portion of the trust, will qualify as a REMIC, and

                                     -134-

     o    those offered certificates will represent--

          1.   regular interests in the REMIC, or

          2.   residual interests in the REMIC.

     Any and all offered certificates representing interests in a REMIC will be either--

     o    REMIC regular certificates, representing regular interests in the
          REMIC, or

     o    REMIC residual certificates, representing residual interests in the
          REMIC.

     If an entity electing to be treated as a REMIC fails to comply with the ongoing requirements of the Internal Revenue Code for REMIC status, it may lose its REMIC status. If so, the entity may become taxable as a corporation.
Therefore, the related certificates may not be given the tax treatment summarized below. Although the Internal Revenue Code authorizes the Treasury
Department to issue regulations providing relief in the event of an inadvertent termination of REMIC status, the Treasury Department has not done so. Any relief mentioned above, moreover, may be accompanied by sanctions. These sanctions could include the imposition of a corporate tax on all or a portion of a trust's income for the period in which the requirements for REMIC status are not satisfied. The Governing Document with respect to each REMIC will include provisions designed to maintain its status as a REMIC under the Internal Revenue
Code.

     Characterization of Investments in REMIC Certificates. Unless we state otherwise in the related prospectus supplement, the offered certificates that are REMIC certificates will be treated as--

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code in the hands of a real estate investment trust,
          and

     o    "loans secured by an interest in real property" or other assets described in Section 7701(a)(19)(C) of the Internal Revenue Code in
          the hands of a thrift institution,

in the same proportion that the assets of the related REMIC are so treated.

     However, to the extent that the REMIC assets constitute mortgage loans on property not used for residential or other prescribed purposes, the related offered certificates will not be treated as assets qualifying under Section
7701(a)(19)(C). If 95% or more of the assets of the REMIC qualify for any of the foregoing characterizations at all times during a calendar year, the related offered certificates will qualify for the corresponding status in their entirety for that calendar year.

     In addition, unless we state otherwise in the related prospectus supplement, offered certificates that are REMIC regular certificates will be
"qualified mortgages" within the meaning of Section 860G(a)(3) of the Internal
Revenue Code in the hands of another REMIC.

     Finally, interest, including original issue discount, on offered certificates that are REMIC regular certificates, and income allocated to offered certificates that are REMIC residual certificates, will be interest described in Section 856(c)(3)(B) of the Internal Revenue Code if received by a real estate investment trust, to the extent that these certificates are treated as "real estate assets" within the meaning of Section 856(c)(5)(B) of the
Internal Revenue Code.

     The related tax administrator will determine the percentage of the REMIC's assets that constitute assets described in the above-referenced sections of the
Internal Revenue Code with respect to each calendar quarter based on the average adjusted basis of each category of the assets held by the REMIC during that calendar

                                     -135-

quarter. The related tax administrator will report those determinations to certificateholders in the manner and at the times required by applicable
Treasury regulations.

     The assets of the REMIC will include, in addition to mortgage loans--

     o    collections on mortgage loans held pending payment on the related offered certificates, and

     o    any property acquired by foreclosure held pending sale, and may include amounts in reserve accounts.

     It is unclear whether property acquired by foreclosure held pending sale, and amounts in reserve accounts, would be considered to be part of the mortgage loans, or whether these assets otherwise would receive the same treatment as the mortgage loans for purposes of the above-referenced sections of the Internal
Revenue Code. In addition, in some instances, the mortgage loans may not be treated entirely as assets described in those sections of the Internal Revenue
Code. If so, we will describe in the related prospectus supplement those mortgage loans that are characterized differently. The Treasury regulations do provide, however, that cash received from collections on mortgage loans held pending payment is considered part of the mortgage loans for purposes of Section
856(c)(5)(B) of the Internal Revenue Code, relating to real estate investment trusts.

     To the extent a REMIC certificate represents ownership of an interest in a mortgage loan that is secured in part by the related borrower's interest in a bank account, that mortgage loan is not secured solely by real estate.
Accordingly:

     o    a portion of that certificate may not represent ownership of "loans secured by an interest in real property" or other assets described in
          Section 7701(a)(19)(C) of the Internal Revenue Code;

     o    a portion of that certificate may not represent ownership of "real estate assets" under Section 856(c)(5)(B) of the Internal Revenue
          Code; and

     o    the interest on that certificate may not constitute "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Internal Revenue Code.

     Tiered REMIC Structures. For certain series of REMIC certificates, the related tax administrator may make two or more REMIC elections as to the related trust for federal income tax purposes. As to each of these series of REMIC certificates, our counsel will opine that each portion of the related trust as to which a REMIC election is to be made will qualify as a REMIC. Each of these series will be treated as interests in one REMIC solely for purposes of determining:

     o    whether the related REMIC certificates will be "real estate assets"
          within the meaning of Section 856(c)(5)(B) of the Internal Revenue
          Code,

     o    whether the related REMIC certificates will be "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the
          Internal Revenue Code, and

     o    whether the interest/income on the related REMIC certificates is interest described in Section 856(c)(3)(B) of the Internal Revenue
          Code.

     Taxation of Owners of REMIC Regular Certificates.

     General. Except as otherwise stated in this discussion, the Internal
Revenue Code treats REMIC regular certificates as debt instruments issued by the
REMIC and not as ownership interests in the REMIC or its assets.

                                     -136-

Holders of REMIC regular certificates that otherwise report income under the cash method of accounting must nevertheless report income with respect to REMIC regular certificates under the accrual method.

     Original Issue Discount. Some REMIC regular certificates may be issued with original issue discount within the meaning of Section 1273(a) of the Internal
Revenue Code. Any holders of REMIC regular certificates issued with original issue discount generally will have to include original issue discount in income as it accrues, in accordance with a constant yield method described below, prior to the receipt of the cash attributable to that income. The Treasury Department has issued regulations under Sections 1271 to 1275 of the Internal Revenue Code generally addressing the treatment of debt instruments issued with original issue discount. Section 1272(a)(6) of the Internal Revenue Code provides special rules applicable to the accrual of original issue discount on, among other things, REMIC regular certificates. The Treasury Department has not issued regulations under that section. You should be aware, however, that Section
1272(a)(6) and the regulations under Sections 1271 to 1275 of the Internal
Revenue Code do not adequately address all issues relevant to, or are not applicable to, prepayable securities such as the offered certificates. We recommend that you consult with your own tax advisor concerning the tax treatment of your offered certificates.

     The Internal Revenue Code requires, in computing the accrual of original issue discount on REMIC regular certificates, that a reasonable assumption be used concerning the rate at which borrowers will prepay the mortgage loans held by the related REMIC. Further, adjustments must be made in the accrual of that original issue discount to reflect differences between the prepayment rate actually experienced and the assumed prepayment rate. The prepayment assumption is to be determined in a manner prescribed in Treasury regulations that the
Treasury Department has not yet issued. The Committee Report indicates that the regulations should provide that the prepayment assumption used with respect to a
REMIC regular certificate is determined once, at initial issuance, and must be the same as that used in pricing. The prepayment assumption used in reporting original issue discount for each series of REMIC regular certificates will be consistent with this standard and will be disclosed in the related prospectus supplement. However, neither we nor any other person will make any representation that the mortgage loans underlying any series of REMIC regular certificates will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or that the IRS will not challenge on audit the prepayment assumption used.

     The original issue discount, if any, on a REMIC regular certificate will be the excess of its stated redemption price at maturity over its issue price.

     The issue price of a particular class of REMIC regular certificates will be the first cash price at which a substantial amount of those certificates are sold, excluding sales to bond houses, brokers and underwriters. If less than a substantial amount of a particular class of REMIC regular certificates is sold for cash on or prior to the related date of initial issuance of those certificates, the issue price for that class will be the fair market value of that class on the date of initial issuance.

     Under the Treasury regulations, the stated redemption price of a REMIC regular certificate is equal to the total of all payments to be made on that certificate other than qualified stated interest. Qualified stated interest is interest that is unconditionally payable at least annually, during the entire term of the instrument, at:

     o    a single fixed rate,

     o    a "qualified floating rate,"

     o    an "objective rate,"

     o    a combination of a single fixed rate and one or more "qualified floating rates,"

     o    a combination of a single fixed rate and one "qualified inverse floating rate," or

                                     -137-

     o    a combination of "qualified floating rates" that does not operate in a manner that accelerates or defers interest payments on the REMIC regular certificate.

     In the case of REMIC regular certificates bearing adjustable interest rates, the determination of the total amount of original issue discount and the timing of the inclusion of that discount will vary according to the characteristics of those certificates. If the original issue discount rules apply to those certificates, we will describe in the related prospectus supplement the manner in which those rules will be applied with respect to those certificates in preparing information returns to the certificateholders and the
IRS.

     Some classes of REMIC regular certificates may provide that the first interest payment with respect to those certificates be made more than one month after the date of initial issuance, a period that is longer than the subsequent monthly intervals between interest payments. Assuming the accrual period for original issue discount is the monthly period that ends on each distribution date, then, as a result of this long first accrual period, some or all interest payments may be required to be included in the stated redemption price of the
REMIC regular certificate and accounted for as original issue discount. Because interest on REMIC regular certificates must in any event be accounted for under an accrual method, applying this analysis would result in only a slight difference in the timing of the inclusion in income of the yield on the REMIC regular certificates.

     In addition, if the accrued interest to be paid on the first distribution date is computed with respect to a period that begins prior to the date of initial issuance, a portion of the purchase price paid for a REMIC regular certificate will reflect that accrued interest. In those cases, information returns provided to the certificateholders and the IRS will be based on the position that the portion of the purchase price paid for the interest accrued prior to the date of initial issuance is treated as part of the overall cost of the REMIC regular certificate. Therefore, the portion of the interest paid on the first distribution date in excess of interest accrued from the date of initial issuance to the first distribution date is included in the stated
redemption price of the REMIC regular certificate. However, the Treasury regulations state that all or some portion of this accrued interest may be treated as a separate asset, the cost of which is recovered entirely out of interest paid on the first distribution date. It is unclear how an election to do so would be made under these regulations and whether this election could be made unilaterally by a certificateholder.

     Notwithstanding the general definition of original issue discount, original issue discount on a REMIC regular certificate will be considered to be de minimis if it is less than 0.25% of the stated redemption price of the certificate multiplied by its weighted average maturity. For this purpose, the weighted average maturity of a REMIC regular certificate is computed as the sum of the amounts determined, as to each payment included in the stated redemption price of the certificate, by multiplying:

     o    the number of complete years, rounding down for partial years, from the date of initial issuance, until that payment is expected to be made, presumably taking into account the prepayment assumption, by

     o    a fraction--

          1.   the numerator of which is the amount of the payment, and

          2.   the denominator of which is the stated redemption price at maturity of the certificate.

     Under the Treasury regulations, original issue discount of only a de minimis amount, other than de minimis original issue discount attributable to a so-called "teaser" interest rate or an initial interest holiday, will be included in income as each payment of stated principal is made, based on the product of:

     o    the total amount of the de minimis original issue discount, and

                                     -138-

     o    a fraction--

          1.   the numerator of which is the amount of the principal payment,
               and

          2.   the denominator of which is the outstanding stated principal amount of the subject REMIC regular certificate.

     The Treasury regulations also would permit you to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "--REMICs--Taxation of Owners of REMIC Regular Certificates--Market
Discount" below for a description of that election under the applicable Treasury regulations.

     If original issue discount on a REMIC regular certificate is in excess of a de minimis amount, the holder of the certificate must include in ordinary gross income the sum of the daily portions of original issue discount for each day during its taxable year on which it held the certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a
REMIC regular certificate, the daily portions of original issue discount will be determined as described below in this "--Original Issue Discount" subsection.

     As to each accrual period, the related tax administrator will calculate the original issue discount that accrued during that accrual period. For these purposes, an accrual period is, unless we otherwise state in the related prospectus supplement, the period that begins on a date that corresponds to a distribution date, or in the case of the first accrual period, begins on the date of initial issuance, and ends on the day preceding the next following distribution date. The portion of original issue discount that accrues in any accrual period will equal the excess, if any, of:

     o    the sum of:

          1.   the present value, as of the end of the accrual period, of all of the payments remaining to be made on the subject REMIC regular certificate, if any, in future periods, presumably taking into account the prepayment assumption, and

          2.   the payments made on that certificate during the accrual period of amounts included in the stated redemption price, over

     o    the adjusted issue price of the subject REMIC regular certificate at the beginning of the accrual period.

     The adjusted issue price of a REMIC regular certificate is:

     o    the issue price of the certificate, increased by

     o    the total amount of original issue discount previously accrued on the certificate, reduced by

     o    the amount of all prior payments of amounts included in its stated
          redemption price.

The present value of the remaining payments referred to in item 1. of the second preceding sentence will be calculated:

     o    assuming that payments on the REMIC regular certificate will be received in future periods based on the related mortgage loans being prepaid at a rate equal to the prepayment assumption;

                                     -139-

     o    using a discount rate equal to the original yield to maturity of the certificate, based on its issue price and the assumption that the related mortgage loans will be prepaid at a rate equal to the prepayment assumption; and

     o    taking into account events, including actual prepayments, that have occurred before the close of the accrual period.

     The original issue discount accruing during any accrual period, computed as described above, will be allocated ratably to each day during the accrual period to determine the daily portion of original issue discount for that day.

     A subsequent purchaser of a REMIC regular certificate that purchases the certificate at a cost, excluding any portion of that cost attributable to accrued qualified stated interest, that is less than its remaining stated
redemption price, will also be required to include in gross income the daily portions of any original issue discount with respect to the certificate.
However, the daily portion will be reduced, if the cost is in excess of its adjusted issue price, in proportion to the ratio that the excess bears to the total original issue discount remaining to be accrued on the certificate. The adjusted issue price of a REMIC regular certificate, as of any date of determination, equals the sum of:

     o    the adjusted issue price or, in the case of the first accrual period, the issue price, of the certificate at the beginning of the accrual period which includes that date of determination, and

     o    the daily portions of original issue discount for all days during that accrual period prior to that date of determination.

     If the foregoing method for computing original issue discount results in a negative amount of original issue discount as to any accrual period with respect to a REMIC regular certificate held by you, the amount of original issue discount accrued for that accrual period will be zero. You may not deduct the negative amount currently. Instead, you will only be permitted to offset the negative amount against future positive original issue discount, if any, attributable to the certificate. Although not free from doubt, it is possible that you may be permitted to recognize a loss to the extent your basis in the certificate exceeds the maximum amount of payments that you could ever receive with respect to the certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to certificates that have no, or a disproportionately small, amount of principal because they can have negative yields if the mortgage loans held by the related REMIC prepay more quickly than anticipated. See "RISK FACTORS--The
Investment Performance of Your Offered Certificate Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable."

     The Treasury regulations in some circumstances permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that you may be able to select a method for recognizing original issue discount that differs from that used by the trust in preparing reports to you and the IRS. Prospective purchasers of the REMIC regular certificates are encouraged to consult their tax advisors concerning the tax treatment of these certificates in this regard.

     The Treasury Department proposed regulations on August 24, 2004 concerning the accrual of interest income by the holders of REMIC regular interests. The proposed regulations would create a special rule for accruing original issue discount on REMIC regular certificates that provide for a delay between record and distribution dates, such that the period over which original issue discount accrues coincides with the period over which the certificate holder's right to interest payment accrues under the governing contract provisions rather than over the period between distribution dates. If the proposed regulations are adopted in the same form as proposed, certificate holders would be required to accrue interest from the issue date to the first record date, but would not be required to accrue interest after the last record date. The proposed regulations are limited to REMIC regular

                                     -140-

certificates with delayed payment periods of fewer than 32 days. The proposed regulations are proposed to apply to any REMIC regular certificate issued after the date the final regulations are published in the Federal Register. The proposed regulations provide automatic consent for the holder of a REMIC regular certificate to change its method of accounting for original issue discount under the final regulations. The change is proposed to be made on a cut-off basis and, thus, does not affect REMIC regular interests certificates before the date the final regulations are published in the Federal Register.

     The Treasury Department issued a notice of proposed rulemaking on the timing of income and deductions attributable to interest-only regular interests in a REMIC on August 24, 2004. In this notice, the Treasury Department and the
IRS requested comments on whether to adopt special rules for taxing regular interests in a REMIC that are entitled only to a specified portion of the interest in respect of one or more mortgage loans held by the REMIC, high-yield
REMIC regular interests, and apparent negative-yield instruments. The Treasury
Department and the IRS also requested comments on different methods for taxing the foregoing instruments, including the possible recognition of negative amounts of original issue discount, the formulation of special guidelines for the application of Internal Revenue Code Section 166 to REMIC IOs and similar instruments, and the adoption of a new alternative method applicable to REMIC
IOs and similar instruments. It is uncertain whether IRS actually will propose any regulations as a consequence of the solicitation of comments and when any resulting new rules would be effective.

     Market Discount. You will be considered to have purchased a REMIC regular certificate at a market discount if--

     o    in the case of a certificate issued without original issue discount, you purchased the certificate at a price less than its remaining stated principal amount, or

     o    in the case of a certificate issued with original issue discount, you purchased the certificate at a price less than its adjusted issue price.

     If you purchase a REMIC regular certificate with more than a de minimis amount of market discount, you will recognize gain upon receipt of each payment representing stated redemption price. Under Section 1276 of the Internal Revenue
Code, you generally will be required to allocate the portion of each payment representing some or all of the stated redemption price first to accrued market discount not previously included in income. You must recognize ordinary income to that extent. You may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, this election will apply to all market discount bonds acquired by you on or after the first day of the first taxable year to which this election applies.

     The Treasury regulations also permit you to elect to accrue all interest and discount, including de minimis market or original issue discount, in income as interest, and to amortize premium, based on a constant yield method. Your making this election with respect to a REMIC regular certificate with market discount would be deemed to be an election to include currently market discount in income with respect to all other debt instruments with market discount that you acquire during the taxable year of the election or thereafter, and possibly previously acquired instruments. Similarly, your making this election as to a certificate acquired at a premium would be deemed to be an election to amortize bond premium, with respect to all debt instruments having amortizable bond premium that you own or acquire. See "--REMICs --Taxation of Owners of REMIC
Regular Certificates--Premium" below.

     Each of the elections described above to accrue interest and discount, and to amortize premium, with respect to a certificate on a constant yield method or as interest would be irrevocable except with the approval of the IRS.

                                     -141-

     However, market discount with respect to a REMIC regular certificate will be considered to be de minimis for purposes of Section 1276 of the Internal
Revenue Code if the market discount is less than 0.25% of the remaining stated
redemption price of the certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the Treasury regulations refer to the weighted average maturity of obligations. It is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption. If market discount is treated as de minimis under this rule, it appears that the actual discount would be treated in a manner similar to original issue discount of a de minimis amount. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above. This treatment would generally result in discount being included in income at a slower rate than discount would be required to be included in income using the method described above.

     Section 1276(b)(3) of the Internal Revenue Code specifically authorizes the
Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until regulations are issued by the Treasury Department, the relevant rules described in the Committee Report apply. The Committee Report indicates that in each accrual period, you may accrue market discount on a REMIC regular certificate held by you, at your option:

     o    on the basis of a constant yield method,

     o    in the case of a certificate issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total amount of stated interest remaining to be paid on the certificate as of the beginning of the accrual period, or

     o    in the case of a certificate issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total amount of original issue discount remaining on the certificate at the beginning of the accrual period.

     The prepayment assumption used in calculating the accrual of original issue discount is also used in calculating the accrual of market discount.

     To the extent that REMIC regular certificates provide for monthly or other periodic payments throughout their term, the effect of these rules may be to require market discount to be includible in income at a rate that is not significantly slower than the rate at which the discount would accrue if it were original issue discount. Moreover, in any event a holder of a REMIC regular certificate generally will be required to treat a portion of any gain on the sale or exchange of the certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income.

     Further, Section 1277 of the Internal Revenue Code may require you to defer a portion of your interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry a REMIC regular certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any deferred interest expense would not exceed the market discount that accrues during the related taxable year and is, in general, allowed as a deduction not later than the year in which the related market discount is includible in income. If you have elected, however, to include market discount in income currently as it accrues, the interest deferral rule described above would not apply.

     Premium. A REMIC regular certificate purchased at a cost, excluding any portion of the cost attributable to accrued qualified stated interest, that is greater than its remaining stated redemption price will be considered to be purchased at a premium. You may elect under Section 171 of the Internal Revenue
Code to amortize the

                                     -142-

premium over the life of the certificate as an offset against qualified stated
interest. If made, this election will apply to all debt instruments having amortizable bond premium that you own or subsequently acquire. The IRS has issued regulations on the amortization of bond premium, but they specifically do not apply to holders of REMIC regular certificates.

     The Treasury regulations also permit you to elect to include all interest, discount and premium in income based on a constant yield method, further treating you as having made the election to amortize premium generally. See
"--Taxation of Owners of REMIC Regular Certificates--Market Discount" above. The
Committee Report states that the same rules that apply to accrual of market discount and require the use of a prepayment assumption in accruing market discount with respect to REMIC regular certificates without regard to whether those certificates have original issue discount, will also apply in amortizing bond premium under Section 171 of the Internal Revenue Code.

     Whether you will be treated as holding a REMIC regular certificate with amortizable bond premium will depend on--

     o    the purchase price paid for your offered certificate, and

     o    the payments remaining to be made on your offered certificate at the time of its acquisition by you.

     If you acquire an interest in any class of REMIC regular certificates issued at a premium, you should consider consulting your own tax advisor regarding the possibility of making an election to amortize the premium.

     Realized Losses. Under Section 166 of the Internal Revenue Code, if you are
either a corporate holder of a REMIC regular certificate or a noncorporate holder of a REMIC regular certificate that acquires the certificate in connection with a trade or business, you should be allowed to deduct, as ordinary losses, any losses sustained during a taxable year in which your offered certificate becomes wholly or partially worthless as the result of one or more realized losses on the related mortgage loans. However, if you are a noncorporate holder that does not acquire a REMIC regular certificate in connection with a trade or business, it appears that--

     o    you will not be entitled to deduct a loss under Section 166 of the
          Internal Revenue Code until your offered certificate becomes wholly worthless, which is when its principal balance has been reduced to zero, and

     o    the loss will be characterized as a short-term capital loss.

     You will also have to accrue interest and original issue discount with respect to your REMIC regular certificate, without giving effect to any reductions in payments attributable to defaults or delinquencies on the related mortgage loans, until it can be established that those payment reductions are not recoverable. As a result, your taxable income in a period could exceed your economic income in that period. If any of those amounts previously included in taxable income are not ultimately received due to a loss on the related mortgage loans, you should be able to recognize a loss or reduction in income. However, the law is unclear with respect to the timing and character of this loss or reduction in income.

     Taxation of Owners of REMIC Residual Certificates.

     General. Although a REMIC is a separate entity for federal income tax purposes, the Internal Revenue Code does not subject a REMIC to entity-level taxation, except with regard to prohibited transactions and the other transactions described under "--REMICs--Prohibited Transactions Tax and Other
Taxes" below. Rather, a holder of REMIC residual certificates must generally include in income the taxable income or net loss of the related REMIC.
Accordingly, the Internal Revenue Code treats the REMIC residual certificates much differently

                                     -143-

than it would if they were direct ownership interests in the related mortgage loans or as debt instruments issued by the related REMIC.

     Holders of REMIC residual certificates generally will be required to report their daily portion of the taxable income or, subject to the limitations noted
in this discussion, the net loss of the related REMIC for each day during a calendar quarter that they own those certificates. For this purpose, the taxable income or net loss of the REMIC will be allocated to each day in the calendar quarter ratably using a "30 days per month/90 days per quarter/360 days per year" convention unless we otherwise disclose in the related prospectus supplement. These daily amounts then will be allocated among the holders of the
REMIC residual certificates in proportion to their respective ownership interests on that day. Any amount included in the residual certificateholders'
gross income or allowed as a loss to them by virtue of this paragraph will be treated as ordinary income or loss. The taxable income of the REMIC will be determined under the rules described below in "--REMICs--Taxation of Owners of
REMIC Residual Certificates--Taxable Income of the REMIC." Holders of REMIC
residual certificates must report the taxable income of the related REMIC without regard to the timing or amount of cash payments by the REMIC until the
REMIC's termination. Income derived from the REMIC residual certificates will be
"portfolio income" for the purposes of the limitations under Section 469 of the
Internal Revenue Code on the deductibility of "passive losses."

     A holder of a REMIC residual certificate that purchased the certificate from a prior holder also will be required to report on its federal income tax return amounts representing its daily share of the taxable income, or net loss, of the related REMIC for each day that it holds the REMIC residual certificate.
These daily amounts generally will equal the amounts of taxable income or net loss determined as described above. The Committee Report indicates that modifications of the general rules may be made, by regulations, legislation or otherwise to reduce, or increase, the income of a holder of a REMIC residual certificate. These modifications would occur when a holder purchases the REMIC residual certificate from a prior holder at a price other than the adjusted basis that the REMIC residual certificate would have had in the hands of an original holder of that certificate. The Treasury regulations, however, do not provide for these modifications.

     Any payments that you receive from the seller of a REMIC residual certificate in connection with the acquisition of that certificate will be income to you.

     The Treasury Department has issued final regulations, effective May 11,
2004, which address the federal income tax treatment of "inducement fees"
received by transferees of noneconomic REMIC residual interests. The final regulations require inducement fees to be included in income over a period reasonably related to the period in which the related REMIC residual interest is expected to generate taxable income or net loss to its holder. The final regulations provide two safe harbor methods which permit transferees to include inducement fees in income, either (i) in the same amounts and over the same period that the taxpayer uses for financial reporting purposes, provided that such period is not shorter than the period the REMIC is expected to generate taxable income or (ii) ratably over the remaining anticipated weighted average life of all the regular and residual interests issued by the REMIC, determined based on actual distributions projected as remaining to be made on such interests under the prepayment assumption. If the holder of a REMIC residual interest sells or otherwise disposes of the residual certificate, any unrecognized portion of the inducement fee must be taken into account at the time of the sale or disposition. The final regulations also provide that an inducement fee shall be treated as income from sources within the United States.
In addition, the IRS has issued administrative guidance addressing the procedures by which transferees of noneconomic REMIC residual interests may obtain automatic consent from the IRS to change the method of accounting for
REMIC inducement fee income to one of the safe harbor methods provided in these final regulations (including a change from one safe harbor method to the other safe harbor method). Prospective purchasers of the REMIC residual certificates are encouraged to consult with their tax advisors regarding the effect of these final regulations and the related guidance regarding the procedures for obtaining automatic consent to change the method of accounting.

                                     -144-

     Tax liability with respect to the amount of income that holders of REMIC residual certificates will be required to report, will often exceed the amount of cash payments received from the related REMIC for the corresponding period.
Consequently, you should have--

     o    other sources of funds sufficient to pay any federal income taxes due as a result of your ownership of REMIC residual certificates, or

     o    unrelated deductions against which income may be offset.

See, however, the rules discussed below relating to:

     o    excess inclusions,

     o    residual interests without significant value, and

     o    noneconomic residual interests.

     The fact that the tax liability associated with this income allocated to you may exceed the cash payments received by you for the corresponding period may significantly and adversely affect their after-tax rate of return. This disparity between income and payments may not be offset by corresponding losses or reductions of income attributable to your REMIC residual certificates until subsequent tax years. Even then, the extra income may not be completely offset due to changes in the Internal Revenue Code, tax rates or character of the income or loss. Therefore, REMIC residual certificates will ordinarily have a negative value at the time of issuance. See "RISK FACTORS--Residual Interests in a Real Estate Mortgage Investment Conduit Have Adverse Tax Consequences."

     Taxable Income of the REMIC. The taxable income of a REMIC will equal:

     o    the income from the mortgage loans and other assets of the REMIC; plus

     o    any cancellation of indebtedness income due to the allocation of realized losses to those REMIC certificates constituting regular interests in the REMIC; less the following items--

          1.   the deductions allowed to the REMIC for interest, including original issue discount but reduced by any premium on issuance, on any class of REMIC certificates constituting regular interests in the REMIC, whether offered or not,

          2.   amortization of any premium on the mortgage loans held by the
               REMIC,

          3.   bad debt losses with respect to the mortgage loans held by the
               REMIC, and

          4.   except as described below in this "--Taxable Income of the REMIC"
               subsection, servicing, administrative and other expenses.

     For purposes of determining its taxable income, a REMIC will have an initial aggregate basis in its assets equal to the sum of the issue prices of all REMIC certificates, or in the case of REMIC certificates not sold initially, their fair market values. The aggregate basis will be allocated among the mortgage loans and the other assets of the REMIC in proportion to their respective fair market values. The issue price of any REMIC certificates offered hereby will be determined in the manner described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount." The issue price of a REMIC certificate received in exchange for an interest in mortgage loans or other property will equal the fair market value of the interests in the mortgage loans or other property. Accordingly, if one or more classes of REMIC certificates are

                                     -145-

retained initially rather than sold, the related tax administrator may be required to estimate the fair market value of these interests in order to determine the basis of the REMIC in the mortgage loans and other property held by the REMIC.

     Subject to possible application of the de minimis rules, the method of accrual by a REMIC of original issue discount income and market discount income with respect to mortgage loans that it holds will be equivalent to the method for accruing original issue discount income for holders of REMIC regular certificates. That method is a constant yield method taking into account the prepayment assumption. However, a REMIC that acquires loans at a market discount must include that market discount in income currently, as it accrues, on a constant yield basis. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates" above, which describes a method for accruing the discount income that is analogous to that required to be used by a REMIC as to mortgage loans with market discount that it holds.

     A REMIC will acquire a mortgage loan with discount, or premium, to the extent that the REMIC's basis, determined as described in the preceding paragraph, is different from its stated redemption price. Discount will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to that income, under a method similar to the method described above for accruing original issue discount on the REMIC regular certificates. A REMIC probably will elect under Section 171 of the Internal
Revenue Code to amortize any premium on the mortgage loans that it holds.
Premium on any mortgage loan to which this election applies may be amortized under a constant yield method, presumably taking into account the prepayment assumption.

     A REMIC will be allowed deductions for interest, including original issue discount, on all of the certificates that constitute regular interests in the
REMIC, whether or not offered hereby, as if those certificates were indebtedness of the REMIC. Original issue discount will be considered to accrue for this purpose as described above under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount." However, the de minimis rule described in that section will not apply in determining deductions.

     If a class of REMIC regular certificates is issued at a price in excess of the stated redemption price of that class, the net amount of interest deductions that are allowed to the REMIC in each taxable year with respect to those certificates will be reduced by an amount equal to the portion of that excess that is considered to be amortized in that year. It appears that this excess should be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue
Discount."

     As a general rule, the taxable income of a REMIC will be determined as if the REMIC were an individual having the calendar year as its taxable year and using the accrual method of accounting. However, no item of income, gain, loss or deduction allocable to a prohibited transaction will be taken into account.
See "--REMICs--Prohibited Transactions Tax and Other Taxes" below. Further, the limitation on miscellaneous itemized deductions imposed on individuals by
Section 67 of the Internal Revenue Code will not be applied at the REMIC level so that the REMIC will be allowed full deductions for servicing, administrative and other non-interest expenses in determining its taxable income. All those expenses will be allocated as a separate item to the holders of the related
REMIC certificates, subject to the limitation of Section 67 of the Internal
Revenue Code. See "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Possible Pass-Through of Miscellaneous Itemized Deductions" below.
If the deductions allowed to the REMIC exceed its gross income for a calendar quarter, the excess will be the net loss for the REMIC for that calendar quarter.

     Basis Rules, Net Losses and Distributions. The adjusted basis of a REMIC residual certificate will be equal to:

     o    the amount paid for that REMIC residual certificate,

     o    increased by amounts included in the income of the holder of that
          REMIC residual certificate, and

                                     -146-

     o    decreased, but not below zero, by payments made, and by net losses allocated, to the holder of that REMIC residual certificate.

     A holder of a REMIC residual certificate is not allowed to take into account any net loss for any calendar quarter to the extent that the net loss exceeds the adjusted basis to that holder as of the close of that calendar quarter, determined without regard to that net loss. Any loss that is not currently deductible by reason of this limitation may be carried forward indefinitely to future calendar quarters and, subject to the same limitation, may be used only to offset income from the REMIC residual certificate.

     Any distribution on a REMIC residual certificate will be treated as a nontaxable return of capital to the extent it does not exceed the holder's adjusted basis in the REMIC residual certificate. To the extent a distribution on a REMIC residual certificate exceeds the holder's adjusted basis, it will be treated as gain from the sale of that REMIC residual certificate.

     A holder's basis in a REMIC residual certificate will initially equal the amount paid for the certificate and will be increased by that holder's allocable share of taxable income of the related REMIC. However, these increases in basis may not occur until the end of the calendar quarter, or perhaps the end of the calendar year, with respect to which the related REMIC's taxable income is allocated to that holder. To the extent the initial basis of the holder of a
REMIC residual certificate is less than the distributions to that holder, and increases in the initial basis either occur after these distributions or, together with the initial basis, are less than the amount of these payments, gain will be recognized to that holder on these distributions. This gain will be treated as gain from the sale of its REMIC residual certificate.

     The effect of these rules is that a holder of a REMIC residual certificate may not amortize its basis in a REMIC residual certificate, but may only recover its basis:

     o    through distributions,

     o    through the deduction of any net losses of the REMIC, or

     o    upon the sale of its REMIC residual certificate.

See "--REMICs--Sales of REMIC Certificates" below.

     For a discussion of possible modifications of these rules that may require adjustments to income of a holder of a REMIC residual certificate other than an original holder see "--REMICs--Taxation of Owners of REMIC Residual
Certificates--General" above. These adjustments could require a holder of a
REMIC residual certificate to account for any difference between the cost of the certificate to the holder and the adjusted basis of the certificate would have been in the hands of an original holder.

     Excess Inclusions. Any excess inclusions with respect to a REMIC residual certificate will be subject to federal income tax in all events. In general, the excess inclusions with respect to a REMIC residual certificate for any calendar quarter will be the excess, if any, of:

     o    the daily portions of REMIC taxable income allocable to that certificate, over

     o    the sum of the daily accruals for each day during the quarter that the certificate was held by that holder.

     The daily accruals of a holder of a REMIC residual certificate will be determined by allocating to each day during a calendar quarter its ratable portion of a numerical calculation. That calculation is the product of the adjusted issue price of the REMIC residual certificate at the beginning of the calendar quarter and 120% of the

                                     -147-

long-term Federal rate in effect on the date of initial issuance. For this purpose, the adjusted issue price of a REMIC residual certificate as of the beginning of any calendar quarter will be equal to:

     o    the issue price of the certificate, increased by

     o    the sum of the daily accruals for all prior quarters, and decreased, but not below zero, by

     o    any payments made with respect to the certificate before the beginning of that quarter.

     The issue price of a REMIC residual certificate is the initial offering price to the public at which a substantial amount of the REMIC residual certificates were sold, but excluding sales to bond houses, brokers and underwriters or, if no sales have been made, their initial value. The long-term
Federal rate is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the
IRS.

     Although it has not done so, the Treasury Department has authority to issue regulations that would treat the entire amount of income accruing on a REMIC residual certificate as excess inclusions if the REMIC residual interest evidenced by that certificate is considered not to have significant value.

     For holders of REMIC residual certificates, excess inclusions:

     o    will not be permitted to be offset by deductions, losses or loss carryovers from other activities,

     o    will be treated as unrelated business taxable income to an otherwise tax-exempt organization, and

     o    will not be eligible for any rate reduction or exemption under any applicable tax treaty with respect to the 30% United States withholding tax imposed on payments to holders of REMIC residual certificates that are foreign investors.

See, however, "--REMICs--Foreign Investors in REMIC Certificates" below.

     Furthermore, for purposes of the alternative minimum tax:

     o    excess inclusions will not be permitted to be offset by the alternative tax net operating loss deduction, and

     o    alternative minimum taxable income may not be less than the taxpayer's excess inclusions.

     This last rule has the effect of preventing non-refundable tax credits from reducing the taxpayer's income tax to an amount lower than the alternative minimum tax on excess inclusions.

     In the case of any REMIC residual certificates held by a real estate investment trust, or REIT, the total excess inclusions with respect to these
REMIC residual certificates will be allocated among the shareholders of the REIT in proportion to the dividends received by the shareholders from the REIT. Any amount so allocated will be treated as an excess inclusion with respect to a
REMIC residual certificate as if held directly by the shareholder. The total excess inclusions referred to in the previous sentence will be reduced, but not below zero, by any REIT taxable income, within the meaning of Section 857(b)(2)
of the Internal Revenue Code, other than any net capital gain. Treasury regulations yet to be issued could apply a similar rule to:

     o    regulated investment companies,

     o    common trusts, and

                                     -148-

     o    some cooperatives.

The Treasury regulations, however, currently do not address this subject.

     Noneconomic REMIC Residual Certificates. Under the Treasury regulations, transfers of noneconomic REMIC residual certificates will be disregarded for all federal income tax purposes if "a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax." If a transfer is disregarded, the purported transferor will continue to remain liable for any taxes due with respect to the income on the noneconomic REMIC residual certificate. The Treasury regulations provide that a REMIC residual certificate is noneconomic unless, based on the prepayment assumption and on any required or permitted clean up calls, or required liquidation provided for in the related
Governing Document:

     o    the present value of the expected future payments on the REMIC residual certificate equals at least the present value of the expected tax on the anticipated excess inclusions, and

     o    the transferor reasonably expects that the transferee will receive payments with respect to the REMIC residual certificate at or after the time the taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes.

     The present value calculation referred to above is calculated using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate. This rate is computed and published monthly by the
IRS.

     Accordingly, all transfers of REMIC residual certificates that may constitute noneconomic residual interests will be subject to restrictions under the terms of the related Governing Document that are intended to reduce the possibility of any transfer being disregarded. These restrictions will require an affidavit:

     o    from each party to the transfer, stating that no purpose of the transfer is to impede the assessment or collection of tax,

     o    from the prospective transferee, providing representations as to its financial condition and that it understands that, as the holder of a non-economic REMIC residual certificate, it may incur tax liabilities in excess of any cash flows generated by the REMIC residual certificate and that such transferee intends to pay its taxes associated with holding such REMIC residual certificate as they become due, and

     o    from the prospective transferor, stating that it has made a reasonable investigation to determine the transferee's historic payment of its debts and ability to continue to pay its debts as they come due in the future.

     Final Treasury regulations issued on July 18, 2002 (the "Safe Harbor
Regulations"), provide that transfers of noneconomic residual interests must meet two additional requirements to qualify for the safe harbor: (i) the transferee must represent that it will not cause income from the noneconomic residual interest to be attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty, hereafter a
"foreign branch") of the transferee or another U.S. taxpayer, and (ii) the transfer must satisfy either an "asset test" or a "formula test" provided under the REMIC Regulations. A transfer to an "eligible corporation," generally a domestic corporation, will satisfy the asset test if: at the time of the transfer, and at the close of each of the transferee's two fiscal years preceding the transferee's fiscal year of transfer, the transferee's gross and net assets for financial reporting purposes exceed $100 million and $10 million, respectively, in each case, exclusive of any obligations of certain related persons, the transferee agrees in writing that any subsequent transfer of the interest will be to another eligible corporation in a transaction that satisfies the asset test, and the transferor does not know or have reason to know, that the transferee will not honor these restrictions on subsequent transfers, and a

                                     -149-

reasonable person would not conclude, based on the facts and circumstances known to the transferor on or before the date of the transfer (specifically including the amount of consideration paid in connection with the transfer of the noneconomic residual interest) that the taxes associated with the residual interest will not be paid. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the asset test. The "formula test" makes the safe harbor unavailable unless the present value of the anticipated tax liabilities associated with holding the residual interest did not exceed the sum of:

     o    the present value of any consideration given to the transferee to acquire the interest,

     o    the present value of the expected future distributions on the interest, and

     o    the present value (computed using a discount rate equal to the applicable Federal short-term rate) of the anticipated tax savings associated with the holding of the interest as the REMIC generates losses.

     If the transferee has been subject to the alternative minimum tax in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate, then it may use the alternative minimum tax rate in lieu of the corporate tax rate. In addition, the direct or indirect transfer of the residual interest to a foreign branch of a domestic corporation is not treated as a transfer to an eligible corporation under the formula test.

     The Governing Document will require that all transferees of residual certificates furnish an affidavit as to the applicability of one of the safe harbors of the Safe Harbor Regulations, unless the transferor has waived the requirement that the transferee do so.

     Prospective investors are encouraged to consult their own tax advisors as to the applicability and effect of these alternative safe harbor tests.

     Prior to purchasing a REMIC residual certificate, prospective purchasers should consider the possibility that a purported transfer of a REMIC residual certificate to another party at some future date may be disregarded in accordance with the above-described rules. This would result in the retention of tax liability by the transferor with respect to that purported transfer.

     We will disclose in the related prospectus supplement whether the offered
REMIC residual certificates may be considered noneconomic residual interests under the Treasury regulations. However, we will base any disclosure that a
REMIC residual certificate will not be considered noneconomic upon various assumptions. Further, we will make no representation that a REMIC residual certificate will not be considered noneconomic for purposes of the above-described rules.

     See "--REMICs--Foreign Investors in REMIC Certificates" below for additional restrictions applicable to transfers of REMIC residual certificates to foreign persons.

     Mark-to-Market Rules. Regulations under Section 475 of the Internal Revenue
Code require that a securities dealer mark to market securities held for sale to customers. This mark-to-market requirement applies to all securities owned by a dealer, except to the extent that the dealer has specifically identified a security as held for investment. These regulations provide that for purposes of this mark-to-market requirement, a REMIC residual certificate is not treated as a security for purposes of Section 475 of the Internal Revenue Code. Thus, a
REMIC residual certificate is not subject to the mark-to-market rules. We recommend that prospective purchasers of a REMIC residual certificate consult their tax advisors regarding these regulations.

                                     -150-

     Transfers of REMIC Residual Certificates to Investors That Are Foreign
Persons. Unless we otherwise state in the related prospectus supplement, transfers of REMIC residual certificates to investors that are foreign persons under the Internal Revenue Code will be prohibited under the related Governing
Documents.

     Pass-Through of Miscellaneous Itemized Deductions. Fees and expenses of a
REMIC generally will be allocated to the holders of the related REMIC residual certificates. The applicable Treasury regulations indicate, however, that in the case of a REMIC that is similar to a single class grantor trust, all or a portion of these fees and expenses should be allocated to the holders of the related REMIC regular certificates. Unless we state otherwise in the related prospectus supplement, however, these fees and expenses will be allocated to holders of the related REMIC residual certificates in their entirety and not to the holders of the related REMIC regular certificates.

     If the holder of a REMIC certificate receives an allocation of fees and expenses in accordance with the preceding discussion, and if that holder is:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

     then--

     o    an amount equal to this individual's, estate's or trust's share of these fees and expenses will be added to the gross income of this holder, and

     o    the individual's, estate's or trust's share of these fees and expenses will be treated as a miscellaneous itemized deduction allowable subject to the limitation of Section 67 of the Internal Revenue Code, which permits the deduction of these fees and expenses only to the extent they exceed, in total, 2% of a taxpayer's adjusted gross income.

     In addition, Section 68 of the Internal Revenue Code currently provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by an amount equal to the lesser of:

     o    3% of the excess, if any, of such taxpayer's adjusted gross income, or

     o    80% of the amount of itemized deductions otherwise allowable for such tax year.

     Under current law, the applicable reduction will be two-thirds of the above amount for taxable years beginning in 2006 and 2007, and one-third of the above amount for taxable years beginning in 2008 and 2009. For taxable years beginning after December 31, 2009, the reduction of itemized deductions is repealed.
Furthermore, in determining the alternative minimum taxable income of a holder of a REMIC certificate that is--

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts,

                                     -151-

no deduction will be allowed for the holder's allocable portion of servicing fees and other miscellaneous itemized deductions of the REMIC, even though an amount equal to the amount of these fees and other deductions will be included in the holder's gross income.

     The amount of additional taxable income reportable by holders of REMIC certificates that are subject to the limitations of either Section 67 or Section
68 of the Internal Revenue Code, or the complete disallowance of the related expenses for alternative minimum tax purposes, may be substantial.

     Accordingly, REMIC certificates to which these expenses are allocated will generally not be appropriate investments for:

     o    an individual,

     o    an estate or trust, or

     o    a Pass-Through Entity beneficially owned by one or more individuals, estates or trusts.

     We recommend that those prospective investors consult with their tax advisors prior to making an investment in a REMIC certificate to which these expenses are allocated.

     Sales of REMIC Certificates. If a REMIC certificate is sold, the selling certificateholder will recognize gain or loss equal to the difference between the amount realized on the sale and its adjusted basis in the REMIC certificate.
The adjusted basis of a REMIC regular certificate generally will equal:

     o    the cost of the certificate to that certificateholder, increased by

     o    income reported by that certificateholder with respect to the certificate, including original issue discount and market discount income, and reduced, but not below zero, by

     o    payments on the certificate received by that certificateholder, amortized premium and realized losses allocated to the certificate and previously deducted by the certificateholder.

     The adjusted basis of a REMIC residual certificate will be determined as described above under "--REMICs--Taxation of Owners of REMIC Residual
Certificates--Basis Rules, Net Losses and Distributions." Except as described below in this "--Sales of REMIC Certificates" subsection, any gain or loss from your sale of a REMIC certificate will be capital gain or loss, provided that you hold the certificate as a capital asset within the meaning of Section 1221 of the Internal Revenue Code, which is generally property held for investment.

     In addition to the recognition of gain or loss on actual sales, the
Internal Revenue Code requires the recognition of gain, but not loss, upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

     o    are not convertible into the stock of the issuer or a related party,

                                     -152-

cannot be the subject of a constructive sale for this purpose. Because most
REMIC regular certificates meet this exception, Section 1259 will not apply to most REMIC regular certificates. However, REMIC regular certificates that have no, or a disproportionately small, amount of principal, can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the taxable year. A taxpayer would do so because of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income recognized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss is relevant for other purposes to both individuals and corporations.

     Gain from the sale of a REMIC regular certificate that might otherwise be a capital gain will be treated as ordinary income to the extent that the gain does not exceed the excess, if any, of:

     o    the amount that would have been includible in the seller's income with respect to that REMIC regular certificate assuming that income had accrued on the certificate at a rate equal to 110% of the applicable
          Federal rate determined as of the date of purchase of the certificate, which is a rate based on an average of current yields on Treasury securities having a maturity comparable to that of the certificate based on the application of the prepayment assumption to the certificate, over

     o    the amount of ordinary income actually includible in the seller's income prior to that sale.

     In addition, gain recognized on the sale of a REMIC regular certificate by a seller who purchased the certificate at a market discount will be taxable as ordinary income in an amount not exceeding the portion of that discount that accrued during the period the certificate was held by the seller, reduced by any market discount included in income under the rules described above under
"--REMICs--Taxation of Owners of REMIC Regular Certificates--Market Discount"
and "--Premium."

     REMIC certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Internal Revenue Code, so that gain or loss recognized from the sale of a REMIC certificate by a bank or thrift institution to which that section of the Internal Revenue Code applies will be ordinary income or loss.

     A portion of any gain from the sale of a REMIC regular certificate that might otherwise be capital gain may be treated as ordinary income to the extent that a holder holds the certificate as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in that transaction. The amount of gain so realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     Except as may be provided in Treasury regulations yet to be issued, a loss realized on the sale of a REMIC residual certificate will be subject to the
"wash sale" rules of Section 1091 of the Internal Revenue Code, if during the period beginning six months before, and ending six months after, the date of that sale the seller of that certificate:

     o    reacquires that same REMIC residual certificate,

                                     -153-

     o    acquires any other residual interest in a REMIC, or

     o    acquires any similar interest in a taxable mortgage pool, as defined in Section 7701(i) of the Internal Revenue Code.

In that event, any loss realized by the holder of a REMIC residual certificate on the sale will not be recognized or deductible currently, but instead will be added to that holder's adjusted basis in the newly-acquired asset.

     Prohibited Transactions Tax and Other Taxes. The Internal Revenue Code
imposes a tax on REMICs equal to 100% of the net income derived from prohibited transactions. In general, subject to specified exceptions, a prohibited transaction includes:

     o    the disposition of a non-defaulted mortgage loan,

     o    the receipt of income from a source other than a mortgage loan or other Permitted Investments,

     o    the receipt of compensation for services, or

     o    the gain from the disposition of an asset purchased with collections on the mortgage loans for temporary investment pending payment on the
          REMIC certificates.

     It is not anticipated that any REMIC will engage in any prohibited transactions as to which it would be subject to this tax.

     In addition, some contributions to a REMIC made after the day on which the
REMIC issues all of its interests could result in the imposition of a tax on the
REMIC equal to 100% of the value of the contributed property. The related
Governing Document will include provisions designed to prevent the acceptance of any contributions that would be subject to this tax.

     REMICs also are subject to federal income tax at the highest corporate rate on Net Income From Foreclosure Property, determined by reference to the rules applicable to REITs. The related Governing Documents may permit the special servicer to conduct activities with respect to a mortgaged property acquired by one of our trusts in a manner that causes the trust to incur this tax, if doing so would, in the reasonable discretion of the special servicer, maximize the net after-tax proceeds to certificateholders. However, under no circumstance may the special servicer allow the acquired mortgaged property to cease to be a
"Permitted Investment" under Section 860G(a)(5) of the Internal Revenue Code.

     Unless we state otherwise in the related prospectus supplement, and to the extent permitted by then applicable laws, any tax on prohibited transactions, particular contributions or Net Income From Foreclosure Property, and any state or local income or franchise tax, that may be imposed on the REMIC will be borne by the related trustee, tax administrator, master servicer, special servicer or manager, in any case out of its own funds, provided that--

     o    the person has sufficient assets to do so, and

     o    the tax arises out of a breach of that person's obligations under select provisions of the related Governing Document.

     Any tax not borne by one of these persons would be charged against the related trust resulting in a reduction in amounts payable to holders of the related REMIC certificates.

                                     -154-

     Tax and Restrictions on Transfers of REMIC Residual Certificates to
Particular Organizations. If a REMIC residual certificate is transferred to a
Disqualified Organization, a tax will be imposed in an amount equal to the product of:

     o    the present value of the total anticipated excess inclusions with respect to the REMIC residual certificate for periods after the transfer, and

     o    the highest marginal federal income tax rate applicable to corporations.

     The value of the anticipated excess inclusions is discounted using the applicable Federal rate for obligations whose term ends on the close of the last quarter in which excess inclusions are expected to accrue with respect to the
REMIC residual certificate.

     The anticipated excess inclusions must be determined as of the date that the REMIC residual certificate is transferred and must be based on:

     o    events that have occurred up to the time of the transfer,

     o    the prepayment assumption, and

     o    any required or permitted clean up calls or required liquidation provided for in the related Governing Document.

     The tax on transfers to Disqualified Organizations generally would be imposed on the transferor of the REMIC residual certificate, except when the transfer is through an agent for a Disqualified Organization. In that case, the tax would instead be imposed on the agent. However, a transferor of a REMIC residual certificate would in no event be liable for the tax with respect to a transfer if:

     o    the transferee furnishes to the transferor an affidavit that the transferee is not a Disqualified Organization, and

     o    as of the time of the transfer, the transferor does not have actual knowledge that the affidavit is false.

     In addition, if a Pass-Through Entity includes in income excess inclusions with respect to a REMIC residual certificate, and a Disqualified Organization is the record holder of an interest in that entity, then a tax will be imposed on that entity equal to the product of:

     o    the amount of excess inclusions on the certificate that are allocable to the interest in the Pass-Through Entity held by the Disqualified
          Organization, and

     o    the highest marginal federal income tax rate imposed on corporations.

     A Pass-Through Entity will not be subject to this tax for any period, however, if each record holder of an interest in that Pass-Through Entity furnishes to that Pass-Through Entity:

     o    the holder's social security number and a statement under penalties of perjury that the social security number is that of the record holder,
          or

     o    a statement under penalties of perjury that the record holder is not a
          Disqualified Organization.

                                     -155-

     If an Electing Large Partnership holds a REMIC residual certificate, all interests in the Electing Large Partnership are treated as held by Disqualified
Organizations for purposes of the tax imposed on pass-through entities described in the second preceding paragraph. This tax on Electing Large Partnerships must be paid even if each record holder of an interest in that partnership provides a statement mentioned in the prior paragraph.

     In addition, a person holding an interest in a Pass-Through Entity as a nominee for another person will, with respect to that interest, be treated as a
Pass-Through Entity.

     Moreover, an entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that:

     o    the residual interests in the entity are not held by Disqualified
          Organizations, and

     o    the information necessary for the application of the tax described in this prospectus will be made available.

     We will include in the related Governing Document restrictions on the transfer of REMIC residual certificates and other provisions that are intended to meet this requirement, and we will discuss those restrictions and provisions in any prospectus supplement relating to the offering of any REMIC residual certificate.

     Termination. A REMIC will terminate immediately after the distribution date following receipt by the REMIC of the final payment with respect to the related mortgage loans or upon a sale of the REMIC's assets following the adoption by the REMIC of a plan of complete liquidation. The last payment on a REMIC regular certificate will be treated as a payment in retirement of a debt instrument. In the case of a REMIC residual certificate, if the last payment on that certificate is less than the REMIC residual certificateholder's adjusted basis in the certificate, that holder should, but may not, be treated as realizing a capital loss equal to the amount of that difference.

     Reporting and Other Administrative Matters. Solely for purposes of the administrative provisions of the Internal Revenue Code, a REMIC will be treated as a partnership and holders of the related REMIC residual certificates will be treated as partners. Unless we otherwise state in the related prospectus supplement, the related tax administrator will file REMIC federal income tax returns on behalf of the REMIC, and will be designated as and will act as or on behalf of the tax matters person with respect to the REMIC in all respects.

     As, or as agent for, the tax matters person, the related tax administrator, subject to applicable notice requirements and various restrictions and limitations, generally will have the authority to act on behalf of the REMIC and the holders of the REMIC residual certificates in connection with the administrative and judicial review of the REMIC's--

     o    income,

     o    deductions,

     o    gains,

     o    losses, and

     o    classification as a REMIC.

     Holders of REMIC residual certificates generally will be required to report these REMIC items consistently with their treatment on the related REMIC's tax return. In addition, these holders may in some circumstances be bound by a settlement agreement between the related tax administrator, as, or as agent for, the

                                     -156-

tax matters person, and the IRS concerning any REMIC item. Adjustments made to the REMIC's tax return may require these holders to make corresponding adjustments on their returns. An audit of the REMIC's tax return, or the adjustments resulting from that audit, could result in an audit of a holder's return.

     Reporting of interest income, including any original issue discount, with respect to REMIC regular certificates is required annually, and may be required more frequently under Treasury regulations. These information reports generally are required to be sent or made readily available through electronic means to individual holders of REMIC regular certificates and the IRS. Holders of REMIC regular certificates that are--

     o    corporations,

     o    trusts,

     o    securities dealers, and

     o    various other non-individuals,

will be provided interest and original issue discount income information and the information set forth in the following paragraphs. This information will be provided upon request in accordance with the requirements of the applicable regulations. The information must be provided by the later of:

     o    30 days after the end of the quarter for which the information was requested, or

     o    two weeks after the receipt of the request.

     Reporting with respect to REMIC residual certificates, including--

     o    income,

     o    excess inclusions,

     o    investment expenses, and

     o    relevant information regarding qualification of the REMIC's assets,

will be made as required under the Treasury regulations, generally on a quarterly basis.

     As applicable, the REMIC regular certificate information reports will include a statement of the adjusted issue price of the REMIC regular certificate at the beginning of each accrual period. In addition, the reports will include information required by regulations with respect to computing the accrual of any market discount. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price that the REMIC may not have, the regulations only require that information pertaining to the appropriate proportionate method of accruing market discount be provided. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Market Discount."

     Unless we otherwise specify in the related prospectus supplement, the responsibility for complying with the foregoing reporting rules will be borne by the related tax administrator for the subject REMIC.

                                     -157-

     Backup Withholding with Respect to REMIC Certificates. Payments of interest and principal, as well as payments of proceeds from the sale of REMIC certificates, may be subject to the backup withholding tax under Section 3406 of the Internal Revenue Code if recipients of these payments:

     o    fail to furnish to the payor information regarding, among other things, their taxpayer identification numbers, or

     o    otherwise fail to establish an exemption from this tax.

     Any amounts deducted and withheld from a payment to a recipient would be allowed as a credit against the recipient's federal income tax. Furthermore, penalties may be imposed by the IRS on a recipient of payments that is required to supply information but that does not do so in the proper manner.

     Foreign Investors in REMIC Certificates. Unless we otherwise disclose in the related prospectus supplement, a holder of a REMIC regular certificate that is--

     o    a foreign person, and

     o    not subject to federal income tax as a result of any direct or indirect connection to the United States in addition to its ownership of that certificate,

will normally not be subject to United States federal income or withholding tax with respect to a payment on a REMIC regular certificate. To avoid withholding or tax, that holder must comply with applicable identification requirements.
These requirements include delivery of a statement, signed by the certificateholder under penalties of perjury, certifying that the certificateholder is a foreign person and providing the name, address and any other information with respect to the certificateholder as may be required by regulations issued by the Treasury Department. Special rules apply to partnerships, estates and trusts, and in certain circumstances certifications as to foreign status and other matters may be required to be provided by partners and beneficiaries thereof.

     For these purposes, a foreign person is anyone other than a U.S. Person.

     It is possible that the IRS may assert that the foregoing tax exemption should not apply with respect to a REMIC regular certificate held by a person or entity that owns directly or indirectly a 10% or greater interest in the related
REMIC residual certificates. If the holder does not qualify for exemption, payments of interest, including payments in respect of accrued original issue discount, to that holder may be subject to a tax rate of 30%, subject to reduction under any applicable tax treaty.

     It is possible, under regulations promulgated under Section 881 of the
Internal Revenue Code concerning conduit financing transactions, that the exemption from withholding taxes described above may also not be available to a holder who is a foreign person and either--

     o    owns 10% or more of one or more underlying mortgagors, or

     o    if the holder is a controlled foreign corporation, is related to one or more mortgagors in the applicable trust.

     Further, it appears that a REMIC regular certificate would not be included in the estate of a nonresident alien individual and would not be subject to
United States estate taxes. However, it is recommended that certificateholders who are nonresident alien individuals consult their tax advisors concerning this question.

                                     -158-

     Unless we otherwise state in the related prospectus supplement, the related
Governing Document will prohibit transfers of REMIC residual certificates to investors that are:

     o    foreign persons, or

     o    U.S. Persons, if classified as a partnership under the Internal
          Revenue Code, unless all of their beneficial owners are (and must be)
          U.S. Persons.

     In addition, under temporary and final Treasury Regulations, effective
August 1, 2006, a U.S. partnership having a partner who is not a U.S. Person (in contravention of the transfer restrictions described above) will be required to pay withholding tax in respect of excess inclusion income allocable to such
non-U.S. partner, even if no cash distributions are made to such partner.

GRANTOR TRUSTS

     Classification of Grantor Trusts. With respect to each series of grantor trust certificates, our counsel will deliver its opinion to the effect that, assuming compliance with all provisions of the related Governing Document, the related trust, or relevant portion of that trust, will be classified as a grantor trust under subpart E, part I of subchapter J of the Internal Revenue
Code and not as a partnership or an association taxable as a corporation.

     A grantor trust certificate may be classified as either of the following types of certificate:

     o    a grantor trust fractional interest certificate representing an undivided equitable ownership interest in the principal of the mortgage loans constituting the related grantor trust, together with interest, if any, on those loans at a pass-through rate; or

     o    a grantor trust strip certificate representing ownership of all or a portion of the difference between--

          1.   interest paid on the mortgage loans constituting the related grantor trust, minus

          2.   the sum of:

               o    normal administration fees, and

               o    interest paid to the holders of grantor trust fractional
                    interest certificates issued with respect to that grantor
                    trust

     A grantor trust strip certificate may also evidence a nominal ownership interest in the principal of the mortgage loans constituting the related grantor trust.

     Characterization of Investments in Grantor Trust Certificates.

     Grantor Trust Fractional Interest Certificates. Unless we otherwise disclose in the related prospectus supplement, any offered certificates that are grantor trust fractional interest certificates will generally represent interests in:

     o    "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Internal Revenue Code, but
          only to the extent that the underlying mortgage loans have been made with respect to property that is used for residential or other prescribed purposes;

     o    "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)
          of the Internal Revenue Code; and

     o    "real estate assets" within the meaning of Section 856(c)(5)(B) of the
          Internal Revenue Code.

                                     -159-

     In addition, interest on offered certificates that are grantor trust fractional interest certificates will, to the same extent, be considered
"interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Internal
Revenue Code.

     Grantor Trust Strip Certificates. Even if grantor trust strip certificates evidence an interest in a grantor trust--

     o    consisting of mortgage loans that are "loans . . . secured by an interest in real property" within the meaning of Section
          7701(a)(19)(C)(v) of the Internal Revenue Code,

     o    consisting of mortgage loans that are "real estate assets" within the meaning of Section 856(c)(5)(B) of the Internal Revenue Code, and

     o    the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the
          Internal Revenue Code,

it is unclear whether the grantor trust strip certificates, and the income from those certificates, will be so characterized. We recommend that prospective purchasers to which the characterization of an investment in grantor trust strip certificates is material consult their tax advisors regarding whether the grantor trust strip certificates, and the income from those certificates, will be so characterized.

     o    The grantor trust strip certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein)
          which . . . [are] principally secured by an interest in real property"
          within the meaning of Section 860G(a)(3)(A) of the Internal Revenue
          Code.

     Taxation of Owners of Grantor Trust Fractional Interest Certificates.

     General. Holders of a particular series of grantor trust fractional interest certificates generally:

     o    will be required to report on their federal income tax returns their shares of the entire income from the underlying mortgage loans, including amounts used to pay reasonable servicing fees and other expenses, and

     o    will be entitled to deduct their shares of any reasonable servicing fees and other expenses.

     Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a grantor trust fractional interest certificate may differ significantly from interest paid or accrued on the underlying mortgage loans.

     Section 67 of the Internal Revenue Code allows an individual, estate or trust holding a grantor trust fractional interest certificate directly or through some types of pass-through entities a deduction for any reasonable servicing fees and expenses only to the extent that the total of the holder's miscellaneous itemized deductions exceeds two percent of the holder's adjusted gross income.

     Section 68 of the Internal Revenue Code currently reduces the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount. Under current law, the applicable deduction will be decreased by one-third for taxable years beginning in 2006 and 2007, and by two-thirds in taxable years beginning in 2008 and 2009. For taxable years beginning after December 31, 2009, the reduction of itemized deductions is repealed.

     The amount of additional taxable income reportable by holders of grantor trust fractional interest certificates who are subject to the limitations of either Section 67 or Section 68 of the Internal Revenue Code may

                                      -160-

be substantial. Further, certificateholders, other than corporations, subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining their alternative minimum taxable income.

     Although it is not entirely clear, it appears that in transactions in which multiple classes of grantor trust certificates, including grantor trust strip certificates, are issued, any fees and expenses should be allocated among those classes of grantor trust certificates. The method of this allocation should recognize that each class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, we currently expect that information returns or reports to the IRS and certificateholders will be based on a method that allocates these fees and expenses among classes of grantor trust certificates with respect to each period based on the payments made to each class during that period.

     The federal income tax treatment of grantor trust fractional interest certificates of any series will depend on whether they are subject to the stripped bond rules of Section 1286 of the Internal Revenue Code. Grantor trust fractional interest certificates may be subject to those rules if:

     o    a class of grantor trust strip certificates is issued as part of the same series, or

     o    we or any of our affiliates retain, for our or its own account or for purposes of resale, a right to receive a specified portion of the interest payable on an underlying mortgage loan.

     Further, the IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgage loans that constitutes a stripped coupon. We will include in the related prospectus supplement information regarding servicing fees paid out of the assets of the related trust to:

     o    a master servicer,

     o    a special servicer,

     o    any sub-servicer, or

     o    their respective affiliates.

     With respect to certain categories of debt instruments, Section 1272(a)(6)
of the Internal Revenue Code requires the use of a reasonable prepayment assumption in accruing original issue discount, and adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption.

     Legislation enacted in 1997 extended the scope of that section to cover investments in any pool of debt instruments the yield on which may be affected by reason of prepayments. The precise application of Section 1272(a)(6) of the
Internal Revenue Code to pools of debt instruments is unclear in certain respects. For example, it is uncertain whether a prepayment assumption will be applied collectively to all of a taxpayer's investments in these pools of debt instruments, or on an investment-by-investment basis. Similarly, it is not clear whether the assumed prepayment rate as to investments in grantor trust fractional interest certificates is to be determined based on conditions at the time of the first sale of the certificate or, with respect to any holder, at the time of purchase of the certificate by that holder.

     We recommend that certificateholders consult their tax advisors concerning reporting original issue discount, market discount and premium with respect to grantor trust fractional interest certificates.

     In light of the application of Section 1286 of the Internal Revenue Code, a beneficial owner of a stripped bond generally will be required to compute accruals of original issue discount based on its yield, possibly taking into account its own prepayment assumption. The information necessary to perform the related calculations for

                                      -161-

information reporting purposes, however, generally will not be available to the trustee. Accordingly, any information reporting provided by the trustee with respect to these stripped bonds, which information will be based on pricing information as of the closing date, will largely fail to reflect the accurate accruals of original issue discount for these certificates. Prospective investors therefore should be aware that the timing of accruals of original issue discount applicable to a stripped bond generally will be different than that reported to holders and the IRS. Prospective investors should consult their own tax advisors regarding their obligation to compute and include in income the correct amount of original issue discount accruals and any possible tax consequences to them if they should fail to do so.

     If Stripped Bond Rules Apply. If the stripped bond rules apply, each grantor trust fractional interest certificate will be treated as having been issued with original issue discount within the meaning of Section 1273(a) of the
Internal Revenue Code. This is subject, however, to the discussion below regarding:

     o    the treatment of some stripped bonds as market discount bonds, and

     o    de minimis market discount.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates-- Market Discount" below.

     The holder of a grantor trust fractional interest certificate will report interest income from its grantor trust fractional interest certificate for each month to the extent it constitutes "qualified stated interest" in accordance with its normal method of accounting. See "REMICs--Taxation of Owners of REMIC
Regular Certificates--Original Issue Discount" in this prospectus for a description of qualified stated interest.

     The original issue discount on a grantor trust fractional interest certificate will be the excess of the certificate's stated redemption price over its issue price. The issue price of a grantor trust fractional interest certificate as to any purchaser will be equal to the price paid by that purchaser of the grantor trust fractional interest certificate. The stated
redemption price of a grantor trust fractional interest certificate will be the sum of all payments to be made on that certificate, other than qualified stated
interest, if any, and the certificate's share of reasonable servicing fees and other expenses.

     See "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional
Interest Certificates--If Stripped Bond Rules Do Not Apply" for a definition of
"qualified stated interest." In general, the amount of that income that accrues in any month would equal the product of:

     o    the holder's adjusted basis in the grantor trust fractional interest certificate at the beginning of the related month, as defined in
          "--Grantor Trusts--Sales of Grantor Trust Certificates," and

     o    the yield of that grantor trust fractional interest certificate to the holder.

     The yield would be computed at the rate, that, if used to discount the holder's share of future payments on the related mortgage loans, would cause the present value of those future payments to equal the price at which the holder purchased the certificate. This rate is compounded based on the regular interval between distribution dates. In computing yield under the stripped bond rules, a certificateholder's share of future payments on the related mortgage loans will not include any payments made with respect to any ownership interest in those mortgage loans retained by us, a master servicer, a special servicer, a sub-servicer or our or their respective affiliates, but will include the certificateholder's share of any reasonable servicing fees and other expenses and is based generally on the method described in Section 1272(a)(6) of the
Internal Revenue Code. The precise means of applying that method is uncertain in various respects. See "--Grantor Trusts--Taxation of Owners of Grantor Trust
Fractional Interest Certificates--General."

                                      -162-

     In the case of a grantor trust fractional interest certificate acquired at a price equal to the principal amount of the related mortgage loans allocable to that certificate, the use of a prepayment assumption generally would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a grantor trust fractional interest certificate acquired at a price less than or greater than the principal amount, respectively, the use of a reasonable prepayment assumption would increase or decrease the yield. Therefore, the use of this prepayment assumption would accelerate or decelerate, respectively, the reporting of income.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when certificates are offered and sold under this prospectus, which we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption used or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports that we send, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Under Treasury regulation section 1.1286-1, some stripped bonds are to be treated as market discount bonds. Accordingly, any purchaser of that bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon:

     o    there is no original issue discount or only a de minimis amount of original issue discount, or

     o    the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the related mortgage loans, before subtracting any servicing fee or any stripped coupon.

     If interest payable on a grantor trust fractional interest certificate is more than one percentage point lower than the gross interest rate payable on the related mortgage loans, we will disclose that fact in the related prospectus supplement. If the original issue discount or market discount on a grantor trust fractional interest certificate determined under the stripped bond rules is less than the product of:

     o    0.25% of the stated redemption price, and

     o    the weighted average maturity of the related mortgage loans,

then the original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue discount and market discount described in "--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Do Not
Apply" and "--Market Discount" below.

                                      -163-

     If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, if the stripped bond rules do not apply to a grantor trust fractional interest certificate, the certificateholder will be required to report its share of the interest income on the related mortgage loans in accordance with the certificateholder's normal method of accounting. In that case, the original issue discount rules will apply, even if the stripped bond rules do not apply, to a grantor trust fractional interest certificate to the extent it evidences an interest in mortgage loans issued with original issue discount.

     The original issue discount, if any, on mortgage loans will equal the difference between:

     o    the stated redemption price of the mortgage loans, and

     o    their issue price.

     For a definition of "stated redemption price," see "--REMICs--Taxation of
Owners of REMIC Regular Certificates--Original Issue Discount" above. In general, the issue price of a mortgage loan will be the amount received by the borrower from the lender under the terms of the mortgage loan. If the borrower separately pays points to the lender that are not paid for services provided by the lender, such as commitment fees or loan processing costs, the amount of those points paid reduces the issue price.

     The stated redemption price of a mortgage loan will generally equal its principal amount. The determination as to whether original issue discount will be considered to be de minimis will be calculated using the same test as in the
REMIC discussion. See "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     In the case of mortgage loans bearing adjustable or variable interest rates, we will describe in the related prospectus supplement the manner in which these rules will be applied with respect to the mortgage loans by the related trustee or master servicer, as applicable, in preparing information returns to certificateholders and the IRS.

     If original issue discount is in excess of a de minimis amount, all original issue discount with respect to a mortgage loan will be required to be accrued and reported in income each month, based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See
"--Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     A purchaser of a grantor trust fractional interest certificate may purchase the grantor trust fractional interest certificate at a cost less than the certificate's allocable portion of the total remaining stated redemption price of the underlying mortgage loans. In that case, the purchaser will also be required to include in gross income the certificate's daily portions of any original issue discount with respect to those mortgage loans. However, each daily portion will be reduced, if the cost of the grantor trust fractional interest certificate to the purchaser is in excess of the certificate's allocable portion of the aggregate adjusted issue prices of the underlying mortgage loans. The reduction will be approximately in proportion to the ratio that the excess bears to the certificate's allocable portion of the total original issue discount remaining to be accrued on those mortgage loans.

     The adjusted issue price of a mortgage loan on any given day equals the sum of:

     o    the adjusted issue price or the issue price, in the case of the first accrual period, of the mortgage loan at the beginning of the accrual period that includes that day, and

     o    the daily portions of original issue discount for all days during the accrual period prior to that day.

                                      -164-

     The adjusted issue price of a mortgage loan at the beginning of any accrual period will equal:

     o    the issue price of the mortgage loan, increased by

     o    the total amount of original issue discount with respect to the mortgage loan that accrued in prior accrual periods, and reduced by

     o    the amount of any payments made on the mortgage loan in prior accrual periods of amounts included in its stated redemption price.

     In the absence of statutory or administrative clarification, we currently expect that information reports or returns to the IRS and certificateholders will be based on:

     o    a prepayment assumption determined when the certificates are offered and sold under this prospectus and disclosed in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans will in fact prepay at a rate conforming to the prepayment assumption or any other rate, or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Market Discount. If the stripped bond rules do not apply to a grantor trust fractional interest certificate, a certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Internal Revenue Code to the extent an interest in a mortgage loan is considered to have been purchased at a market discount. A mortgage loan is considered to have been purchased at a market discount if--

     o    in the case of a mortgage loan issued without original issue discount, it is purchased at a price less than its remaining stated redemption price, or

     o    in the case of a mortgage loan issued with original issue discount, it is purchased at a price less than its adjusted issue price.

     If market discount is in excess of a de minimis amount, the holder generally must include in income in each month the amount of the discount that has accrued, under the rules described below, through that month that has not previously been included in income. However, the inclusion will be limited, in the case of the portion of the discount that is allocable to any mortgage loan, to the payment of stated redemption price on the mortgage loan that is received by or, for accrual method certificateholders, due to the trust in that month. A certificateholder may elect to include market discount in income currently as it accrues, under a constant yield method based on the yield of the certificate to the holder, rather than including it on a deferred basis in accordance with the foregoing. Such market discount will be accrued based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

                                      -165-

     We recommend that certificateholders consult their own tax advisors concerning accrual of market discount with respect to grantor trust fractional interest certificates. Certificateholders should also refer to the related prospectus supplement to determine whether and in what manner the market discount will apply to the underlying mortgage loans purchased at a market discount.

     To the extent that the underlying mortgage loans provide for periodic payments of stated redemption price, you may be required to include market discount in income at a rate that is not significantly slower than the rate at which that discount would be included in income if it were original issue discount.

     Market discount with respect to mortgage loans may be considered to be de minimis and, if so, will be includible in income under de minimis rules similar to those described under "--REMICs--Taxation of Owners of REMIC Regular
Certificates--Original Issue Discount" above.

     Further, under the rules described under "--REMICs--Taxation of Owners of
REMIC Regular Certificates--Market Discount" above, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues. This rule applies without regard to the origination dates of the underlying mortgage loans.

     Premium. If a certificateholder is treated as acquiring the underlying mortgage loans at a premium, which is a price in excess of their remaining stated redemption price, the certificateholder may elect under Section 171 of the Internal Revenue Code to amortize the portion of that premium allocable to mortgage loans originated after September 27, 1985 using a constant yield method. Amortizable premium is treated as an offset to interest income on the related debt instrument, rather than as a separate interest deduction. However, premium allocable to mortgage loans originated before September 28, 1985 or to mortgage loans for which an amortization election is not made, should:

     o    be allocated among the payments of stated redemption price on the mortgage loan, and

     o    be allowed as a deduction as those payments are made or, for an accrual method certificateholder, due.

     It appears that a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Internal Revenue Code similar to that described for calculating the accrual of market discount of grantor trust fractional interest certificates based generally on the method described in Section 1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest
Certificates--General."

     Taxation of Owners of Grantor Trust Strip Certificates. The stripped coupon rules of section 1286 of the Internal Revenue Code will apply to the grantor trust strip certificates. Except as described above under "--Grantor
Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--If
Stripped Bond Rules Apply," no regulations or published rulings under Section
1286 of the Internal Revenue Code have been issued and some uncertainty exists as to how it will be applied to securities, such as the grantor trust strip certificates. Accordingly, we recommend that you consult your tax advisors concerning the method to be used in reporting income or loss with respect to those certificates.

     The Treasury regulations promulgated under the original discount rules do not apply to stripped coupons, although they provide general guidance as to how the original issue discount sections of the Internal Revenue Code will be applied.

                                      -166-

     Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the grantor trust strip certificates based on a constant yield method. In effect, you would include as interest income in each month an amount equal to the product of your adjusted basis in the grantor trust strip certificate at the beginning of that month and the yield of the grantor trust strip certificate to you. This yield would be calculated based on:

     o    the price paid for that grantor trust strip certificate by you, and

     o    the projected payments remaining to be made on that grantor trust strip certificate at the time of the purchase, plus

     o    an allocable portion of the projected servicing fees and expenses to be paid with respect to the underlying mortgage loans.

     Such yield will accrue based generally on the method described in Section
1272(a)(6) of the Internal Revenue Code. The precise means of applying that method is uncertain in various respects, however. See "Grantor Trusts--Taxation of Owners of Grantor Trust Fractional Interest Certificates--General."

     If the method for computing original issue discount under Section
1272(a)(6) results in a negative amount of original issue discount as to any accrual period with respect to a grantor trust strip certificate, the amount of original issue discount allocable to that accrual period will be zero. That is, no current deduction of the negative amount will be allowed to you. You will instead only be permitted to offset that negative amount against future positive original issue discount, if any, attributable to that certificate. Although not free from doubt, it is possible that you may be permitted to deduct a loss to the extent his or her basis in the certificate exceeds the maximum amount of payments you could ever receive with respect to that certificate. However, the loss may be a capital loss, which is limited in its deductibility. The foregoing considerations are particularly relevant to grantor trust certificates with no, or disproportionately small, amounts of principal, which can have negative yields under circumstances that are not default related. See "RISK FACTORS--The
Investment Performance of Your Offered Certificates Will Depend Upon Payments,
Defaults and Losses on the Underlying Mortgage Loans; and Those Payments,
Defaults and Losses May Be Highly Unpredictable" above.

     The accrual of income on the grantor trust strip certificates will be significantly slower using a prepayment assumption than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, we currently expect that information returns or reports to the
IRS and certificateholders will be based on:

     o    the prepayment assumption we will disclose in the related prospectus supplement, and

     o    a constant yield computed using a representative initial offering price for each class of certificates.

     However, neither we nor any other person will make any representation that--

     o    the mortgage loans in any of our trusts will in fact prepay at a rate conforming to the prepayment assumption or at any other rate or

     o    the prepayment assumption will not be challenged by the IRS on audit.

     We recommend that prospective purchasers of the grantor trust strip certificates consult their tax advisors regarding the use of the prepayment assumption.

                                      -167-

     Certificateholders also should bear in mind that the use of a representative initial offering price will mean that the information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders of each series who bought at that price.

     Sales of Grantor Trust Certificates. Any gain or loss recognized on the sale or exchange of a grantor trust certificate by an investor who holds that certificate as a capital asset, will be capital gain or loss, except as described below in this "--Sales of Grantor Trust Certificates" subsection. The amount recognized equals the difference between:

     o    the amount realized on the sale or exchange of a grantor trust certificate, and

     o    its adjusted basis.

     The adjusted basis of a grantor trust certificate generally will equal:

     o    its cost, increased by

     o    any income reported by the seller, including original issue discount and market discount income, and reduced, but not below zero, by

     o    any and all previously reported losses, amortized premium, and payments with respect to that grantor trust certificate.

     As of the date of this prospectus, the Internal Revenue Code provides for lower rates as to long-term capital gains than those applicable to the short-term capital gains and ordinary income realized or received by individuals. No similar rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

     Gain or loss from the sale of a grantor trust certificate may be partially or wholly ordinary and not capital in some circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income.
Gain or loss recognized by banks and other financial institutions subject to
Section 582(c) of the Internal Revenue Code will be treated as ordinary income.

     Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the grantor trust certificate is held as part of a "conversion transaction" within the meaning of Section 1258 of the Internal Revenue Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in the same or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in the transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate applicable Federal rate at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction.

     The Internal Revenue Code requires the recognition of gain upon the constructive sale of an appreciated financial position. A constructive sale of an appreciated financial position occurs if a taxpayer enters into a transaction or series of transactions that have the effect of substantially eliminating the taxpayer's risk of loss and opportunity for gain with respect to the financial instrument. Debt instruments that--

     o    entitle the holder to a specified principal amount,

     o    pay interest at a fixed or variable rate, and

                                      -168-

     o    are not convertible into the stock of the issuer or a related party,

cannot be the subject of a constructive sale for this purpose. Because most grantor trust certificates meet this exception, this Section will not apply to most grantor trust certificates. However, some grantor trust certificates have no, or a disproportionately small amount of, principal and these certificates can be the subject of a constructive sale.

     Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include the net capital gain in total net investment income for the relevant taxable year. This election would be done for purposes of the rule that limits the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

     Grantor Trust Reporting. Unless otherwise provided in the related prospectus supplement, the related tax administrator will furnish or make readily available through electronic means to each holder of a grantor trust certificate with each payment a statement setting forth the amount of the payment allocable to principal on the underlying mortgage loans and to interest on those loans at the related pass-through rate. In addition, the related tax administrator will furnish, within a reasonable time after the end of each calendar year, to each person or entity that was the holder of a grantor trust certificate at any time during that year, information regarding:

     o    the amount of servicing compensation received by a master servicer or special servicer, and

     o    all other customary factual information the reporting party deems necessary or desirable to enable holders of the related grantor trust certificates to prepare their tax returns.

     The reporting party will furnish comparable information to the IRS as and when required by law to do so.

     Because the rules for accruing discount and amortizing premium with respect to grantor trust certificates are uncertain in various respects, there is no assurance the IRS will agree with the information reports of those items of income and expense. Moreover, those information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial certificateholders that bought their certificates at the representative initial offering price used in preparing the reports.

     On January 24, 2006, the Treasury Department published final regulations which establish a reporting framework for interests in "widely held fixed investment trusts" and place the responsibility of reporting on the person in the ownership chain who holds an interest for a beneficial owner. A widely-held fixed investment trust is defined as an arrangement classified as a "trust"
under Treasury regulation section 301.7701-4(c), in which any interest is held by a middleman, which includes, but is not limited to:

     o    a custodian of a person's account,

     o    a nominee, and

     o    a broker holding an interest for a customer in street name.

     The trustee, or its designated agent, will be required to calculate and provide information to requesting persons with respect to the trust in accordance with these new regulations beginning with respect to the 2007 calendar year. The trustee (or its designated agent), or the applicable middleman (in the case of interests held through a middleman), will be required to file information returns with the IRS and provide tax information statements to holders in accordance with these new regulations after December 31, 2007.

     Backup Withholding. In general, the rules described under "--REMICs--Backup
Withholding with Respect to REMIC Certificates" above will also apply to grantor trust certificates.

                                      -169-

     Foreign Investors. In general, the discussion with respect to REMIC regular certificates under "--REMICs--Foreign Investors in REMIC Certificates" above applies to grantor trust certificates. However, unless we otherwise specify in the related prospectus supplement, grantor trust certificates will be eligible for exemption from U.S. withholding tax, subject to the conditions described in the discussion above, only to the extent the related mortgage loans were originated after July 18, 1984.

     To the extent that interest on a grantor trust certificate would be exempt under Sections 871(h)(1) and 881(c) of the Internal Revenue Code from United
States withholding tax, and the certificate is not held in connection with a certificateholder's trade or business in the United States, the certificate will not be subject to United States estate taxes in the estate of a nonresident alien individual.

                        STATE AND OTHER TAX CONSEQUENCES

     In addition to the federal income tax consequences described in "FEDERAL
INCOME TAX CONSEQUENCES," potential investors should consider the state and local tax consequences concerning the offered certificates. State tax law may differ substantially from the corresponding federal law, and the discussion above does not purport to describe any aspect of the tax laws of any state or other jurisdiction. Therefore, we recommend that prospective investors consult their tax advisors with respect to the various tax consequences of investments in the offered certificates.

                              ERISA CONSIDERATIONS

GENERAL

     The following description is general in nature, is not intended to be all-inclusive, is based on the law and practice existing at the date of this document and is subject to any subsequent changes therein. In view of the individual nature of ERISA and Internal Revenue Code consequences, each potential investor that is a Plan is advised to consult its own legal advisor with respect to the specific ERISA and Internal Revenue Code consequences of investing in the offered certificates and to make its own independent decision.
The following is merely a summary and should not be construed as legal advice.

     ERISA imposes various requirements on--

     o    ERISA Plans, and

     o    persons that are fiduciaries with respect to ERISA Plans,

in connection with the investment of the assets of an ERISA Plan. For purposes of this discussion, ERISA Plans include corporate pension and profit sharing plans as well as separate accounts and collective investment funds, including as applicable, insurance company general accounts, in which other ERISA Plans are invested.

     Governmental plans and, if they have not made an election under Section
410(d) of the Internal Revenue Code, church plans are not subject to ERISA requirements. However, those plans may be subject to provisions of other applicable federal or state law that are materially similar to the provisions of
ERISA or the Internal Revenue Code discussed in this section. Any of those plans which is qualified and exempt from taxation under Sections 401(a) and 501(a) of the Internal Revenue Code, moreover, is subject to the prohibited transaction rules in Section 503 of the Internal Revenue Code.

     ERISA imposes general fiduciary requirements on a fiduciary that is investing the assets of an ERISA Plan, including--

     o    investment prudence and diversification, and

                                      -170-

     o    compliance with the investing ERISA Plan's governing documents.

     Section 406 of ERISA also prohibits a broad range of transactions involving the assets of an ERISA Plan and a Party in Interest with respect to that ERISA
Plan, unless a statutory, regulatory or administrative exemption exists. Section
4975 of the Internal Revenue Code contains similar prohibitions applicable to the assets of an I.R.C. Plan.

     The types of transactions between Plans and Parties in Interest that are prohibited include:

     o    sales, exchanges or leases of property;

     o    loans or other extensions of credit; and

     o    the furnishing of goods and services.

     Parties in Interest that participate in a prohibited transaction may be subject to an excise tax imposed under Section 4975 of the Internal Revenue Code or a penalty imposed under Section 502(i) of ERISA, unless a statutory, regulatory or administrative exemption is available. In addition, the persons involved in the prohibited transaction may have to cancel the transaction and pay an amount to the affected Plan for any losses realized by that Plan or profits realized by those persons. In addition, individual retirement accounts involved in the prohibited transaction may be disqualified, resulting in adverse tax consequences to the owner of the account.

PLAN ASSET REGULATIONS

     A Plan's investment in offered certificates may cause the underlying mortgage assets and other assets of the related trust to be deemed assets of that Plan. The Plan Asset Regulation provides that when a Plan acquires an equity interest in an entity, the assets of the Plan include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless an exception applies. One exception is that the equity participation in the entity by benefit plan investors, which include both Plans and employee benefit plans not subject to ERISA or Section 4975 of the Internal
Revenue Code, is not significant. The equity participation by benefit plan investors will be significant on any date if 25% or more of the value of any class of equity interests in the entity is held by benefit plan investors. The percentage owned by benefit plan investors is determined by excluding the investments of the following persons:

     1.   those with discretionary authority or control over the assets of the entity,

     2.   those who provide investment advice directly or indirectly for a fee with respect to the assets of the entity, and

     3.   those who are affiliates of the persons described in the preceding clauses 1. and 2.

     In the case of one of our trusts, investments by us, by the related trustee, the related master servicer, the related special servicer or any other party with discretionary authority over the related trust assets, or by the affiliates of these persons, will be excluded.

     A fiduciary of an investing Plan is any person who--

     o    has discretionary authority or control over the management or disposition of the assets of the Plan, or

     o    provides investment advice with respect to the assets of the Plan for a fee.

                                      -171-

     If the mortgage and other assets included in one of our trusts are Plan assets, then any party exercising management or discretionary control regarding those assets, such as the related trustee, master servicer or special servicer, or affiliates of any of these parties, may be--

     o    deemed to be a fiduciary with respect to the investing Plan, and

     o    subject to the fiduciary responsibility provisions of ERISA.

In addition, if the mortgage and other assets included in one of our trusts are
Plan assets, then the operation of that trust may involve prohibited transactions under ERISA or Section 4975 of the Internal Revenue Code. For
example, if a borrower with respect to a mortgage loan in that trust is a Party in Interest to an investing Plan, then the purchase by that Plan of offered certificates evidencing interests in that trust could be a prohibited loan between that Plan and the Party in Interest.

     The Plan Asset Regulation provides that when a Plan purchases a "guaranteed governmental mortgage pool certificate," the assets of the Plan include the certificate but do not include any of the mortgages underlying the certificate.
The Plan Asset Regulation includes in the definition of a "guaranteed governmental mortgage pool certificate" some certificates issued and/or guaranteed by Freddie Mac, Ginnie Mae or Fannie Mae. Accordingly, even if these types of mortgaged-backed securities were deemed to be assets of a Plan, the underlying mortgages would not be treated as assets of that Plan. Private label mortgage participations, mortgage pass-through certificates or other mortgage-backed securities are not "guaranteed governmental mortgage pool certificates" within the meaning of the Plan Asset Regulation.

     In addition, the acquisition or holding of offered certificates by or on behalf of a Plan could give rise to a prohibited transaction if we or the related trustee, master servicer or special servicer or any related underwriter, sub-servicer, tax administrator, manager, borrower or obligor under any credit enhancement mechanism, or one of their affiliates, is or becomes a Party in
Interest with respect to an investing Plan.

     If you are the fiduciary of a Plan, you are encouraged to consult your counsel and review the ERISA discussion in the related prospectus supplement before purchasing any offered certificates on behalf of or with assets of the
Plan.

PROHIBITED TRANSACTION EXEMPTIONS

     If you are a Plan fiduciary, then, in connection with your deciding whether to purchase any of the offered certificates on behalf of, or with assets of, a
Plan, you should consider the availability of one of the following prohibited transaction class exemptions issued by the U.S. Department of Labor:

     o    Prohibited Transaction Class Exemption 75-1, which exempts particular transactions involving Plans and broker-dealers, reporting dealers and banks;

     o    Prohibited Transaction Class Exemption 90-1, which exempts particular transactions between insurance company separate accounts and Parties in Interest;

     o    Prohibited Transaction Class Exemption 91-38, which exempts particular transactions between bank collective investment funds and Parties in
          Interest;

     o    Prohibited Transaction Class Exemption 84-14, which exempts particular transactions effected on behalf of an ERISA Plan by a "qualified professional asset manager;"

     o    Prohibited Transaction Class Exemption 95-60, which exempts particular transactions between insurance company general accounts and Parties in
          Interest; and

                                      -172-

     o    Prohibited Transaction Class Exemption 96-23, which exempts particular transactions effected on behalf of an ERISA Plan by an "in-house asset manager."

     We cannot provide any assurance that any of these class exemptions will apply with respect to any particular investment by or on behalf of a Plan in any class of offered certificates. Furthermore, even if any of them were deemed to apply, that particular class exemption may not apply to all transactions that could occur in connection with the investment. The prospectus supplement with respect to the offered certificates of any series may contain additional information regarding the availability of other exemptions with respect to those certificates.

UNDERWRITER'S EXEMPTION

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. The U.S.
Department of Labor issued PTE 90-29 to Merrill Lynch, Pierce, Fenner & Smith
Incorporated. Subject to the satisfaction of the conditions specified in that exemption, PTE 90-29, as most recently amended by PTE 2002-41, generally exempts from the application of the prohibited transaction provisions of ERISA and
Section 4975 of the Internal Revenue Code, various transactions relating to, among other things--

     o    the servicing and operation of some mortgage asset pools, such as the types of mortgage asset pools that will be included in our trusts, and

     o    the purchase, sale and holding of some certificates such as particular classes of the offered certificates that evidence interests in those pools and are underwritten by Merrill Lynch, Pierce, Fenner & Smith
          Incorporated or any person affiliated with Merrill Lynch, Pierce,
          Fenner & Smith Incorporated.

     The related prospectus supplement will state whether PTE 90-29 is or may be available with respect to any offered certificates underwritten by Merrill
Lynch, Pierce, Fenner & Smith Incorporated.

INSURANCE COMPANY GENERAL ACCOUNTS

     Section 401(c) of ERISA provides that the fiduciary and prohibited transaction provisions of ERISA and the Internal Revenue Code do not apply to transactions involving an insurance company general account where the assets of the general account are not Plan assets. A Department of Labor regulation issued under Section 401(c) of ERISA provides guidance for determining, in cases where insurance policies supported by an insurer's general account are issued to or for the benefit of a Plan on or before December 31, 1998, which general account assets are Plan assets. That regulation generally provides that, if the specified requirements are satisfied with respect to insurance policies issued on or before December 31, 1998, the assets of an insurance company general account will not be Plan assets.

     Any assets of an insurance company general account which support insurance policies issued to a Plan after December 31, 1998, or issued to a Plan on or before December 31, 1998 for which the insurance company does not comply with the requirements set forth in the Department of Labor regulation under Section
401(c) of ERISA, may be treated as Plan assets. In addition, because Section
401(c) of ERISA and the regulation issued under Section 401(c) of ERISA do not relate to insurance company separate accounts, separate account assets are still treated as Plan assets of Plans invested in the separate account. If you are an insurance company and you are contemplating the investment of general account assets in offered certificates, you should consult your legal counsel as to the applicability of Section 401(c) of ERISA.

                                      -173-

CONSULTATION WITH COUNSEL

     If you are a fiduciary of a Plan and you intend to purchase offered certificates on behalf of or with assets of that Plan, you should:

     o    consider your general fiduciary obligations under ERISA, and

     o    consult with your legal counsel as to--

          1.   the potential applicability of ERISA and Section 4975 of the
               Internal Revenue Code to that investment, and

          2.   the availability of any prohibited transaction exemption in connection with that investment.

TAX EXEMPT INVESTORS

     A Plan that is exempt from federal income taxation under Section 501 of the
Internal Revenue Code will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" within the meaning of
Section 512 of the Internal Revenue Code. All excess inclusions of a REMIC allocated to a REMIC residual certificate held by a tax-exempt Plan will be considered unrelated business taxable income and will be subject to federal income tax.

     See "FEDERAL INCOME TAX CONSEQUENCES--REMICs--Taxation of Owners of REMIC
Residual Certificates--Excess Inclusions" in this prospectus.

                                LEGAL INVESTMENT

     If and to the extent specified in the related prospectus supplement, certain classes of the offered certificates of any series will constitute mortgage related securities for purposes of the Secondary Mortgage Market
Enhancement Act of 1984, as amended.

     Generally, the only classes of offered certificates that will qualify as
"mortgage related securities" will be those that: (1) are rated in one of two highest rating categories by at least one nationally recognized statistical rating organization; and (2) are part of a series evidencing interests in a trust fund consisting of loans originated by certain types of originators specified in SMMEA and secured by first liens on real estate. The appropriate characterization of offered certificates not qualifying as "mortgage related securities" for purposes of SMMEA under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such certificates, may be subject to significant interpretive uncertainties. All investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements, or review by regulatory authorities are encouraged to consult with their own legal advisors in determining whether and to what extent the offered certificates constitute legal investments for them.

     Mortgage related securities are legal investments for persons, trusts, corporations, partnerships, associations, statutory trusts, and business entities, including depository institutions, insurance companies, trustees and pension funds--

     o    that are created or existing under the laws of the United States or any state, including the District of Columbia and Puerto Rico, and

     o    whose authorized investments are subject to state regulations,

to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by

                                      -174-

the United States or any of its agencies or instrumentalities are legal investments for those entities.

     Under SMMEA, a number of states enacted legislation, on or prior to the
October 3, 1991 cut-off for those enactments, limiting to various extents the ability of some entities (in particular, insurance companies) to invest in
"mortgage related securities" secured by liens on residential, or mixed residential and commercial properties, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Pursuant to
Section 347 of the Riegle Community Development and Regulatory Improvement Act
of 1994, which amended the definition of "mortgage related security" to include, in relevant part, certificates satisfying the rating and qualified originator requirements for "mortgage related securities," but evidencing interests in a trust fund consisting, in whole or in part, of first liens on one or more parcels of real estate upon which are located one or more commercial structures, states were authorized to enact legislation, on or before September 23, 2001, specifically referring to Section 347 and prohibiting or restricting the purchase, holding or investment by state-regulated entities in those types of certificates. Accordingly, the investors affected by any state legislation overriding the preemptive effect of SMMEA will be authorized to invest in offered certificates qualifying as "mortgage related securities" only to the extent provided in that legislation.

     SMMEA also amended the legal investment authority of federally chartered depository institutions as follows:

     o    federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in mortgage related securities without limitation as to the percentage of their assets represented by those securities; and

     o    federal credit unions may invest in mortgage related securities and national banks may purchase mortgage related securities for their own account without regard to the limitations generally applicable to investment securities prescribed in 12 U.S.C. Section 24 (Seventh),

subject in each case to the regulations that the applicable federal regulatory authority may prescribe.

     Effective December 31, 1996, the OCC amended 12 C.F.R. Part 1 to authorize national banks to purchase and sell for their own account, without limitation as to a percentage of the bank's capital and surplus, but subject to compliance with certain general standards concerning "safety and soundness" and retention of credit information in 12 C.F.R. Section 1.5, some Type IV securities, which are defined in 12 C.F.R. Section 1.2(m) to include certain commercial mortgage-related securities and residential mortgage-related securities. As defined, "commercial mortgage-related security" and "residential mortgage-related security" mean, in relevant part, a mortgage related security within the meaning of SMMEA, provided that, in the case of a commercial mortgage-related security, it "represents ownership of a promissory note or certificate of interest or participation that is directly secured by a first lien on one or more parcels of real estate upon which one or more commercial structures are located and that is fully secured by interests in a pool of loans to numerous obligors." In the absence of any rule or administrative interpretation by the OCC defining the term "numerous obligors," we make no representation as to whether any class of offered certificates will qualify as commercial mortgage-related securities, and thus as Type IV securities, for investment by national banks.

     The NCUA has adopted rules, codified at 12 C.F.R. Part 703, which permit federal credit unions to invest in mortgage related securities (other than stripped mortgage related securities, residual interests in mortgage related securities and commercial mortgage related securities) under limited circumstances, subject to compliance with general rules governing investment policies and practices; however, credit unions approved for the NCUA's
"investment pilot program" under 12 C.F.R. Section 703.19 may be able to invest in those prohibited forms of securities, while "RegFlex credit unions" may invest in commercial mortgage related securities under certain conditions pursuant to 12 C.F.R. Section 742.4(b)(2).

     The OTS has issued Thrift Bulletin 13a (December 1, 1998), "Management of
Interest Rate Risk,

                                      -175-

Investment Securities, and Derivatives Activities," and Thrift Bulletin 73a
(December 18, 2001), "Investing in Complex Securities," which thrift institutions subject to the jurisdiction of the OTS should consider before investing in any of the offered certificates.

     All depository institutions considering an investment in the offered certificates should review the "Supervisory Policy Statement on Investment
Securities and End-User Derivatives Activities" of the Federal Financial
Institutions Examination Council, which has been adopted by the Board of
Governors of the Federal Reserve System, the FDIC, the OCC and the OTS effective
May 26, 1998, and by the NCUA effective October 1, 1998. That statement sets forth general guidelines which depository institutions must follow in managing risks, including market, credit, liquidity, operational (transaction), and legal risks, applicable to all securities, including mortgage pass-through securities and mortgage-derivative products used for investment purposes.

     Investors whose investment activities are subject to regulation by federal or state authorities should review rules, policies, and guidelines adopted from time to time by those authorities before purchasing any offered certificates, as certain classes may be deemed unsuitable investments, or may otherwise be restricted, under those rules, policies, or guidelines (in certain instances irrespective of SMMEA).

     The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines, or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits, provisions that may restrict or prohibit investment in securities that are not
"interest-bearing" or "income-paying," and, with regard to any offered certificates issued in book-entry form, provisions that may restrict or prohibit investments in securities that are issued in book-entry form.

     Except as to the status of some classes as "mortgage related securities,"
we make no representations as to the proper characterization of any class of offered certificates for legal investment, financial institution regulatory or other purposes. Also, we make no representations as to the ability of particular investors to purchase any class of offered certificates under applicable legal investment restrictions. These uncertainties (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the certificates) may adversely affect the liquidity of any class of offered certificates. Accordingly, if your investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities, you are encouraged to consult with your legal advisor in determining whether and to what extent--

     o    the offered certificates of any class and series constitute legal investments or are subject to investment, capital or other restrictions; and

     o    if applicable, SMMEA has been overridden in your state.

                                 USE OF PROCEEDS

     Unless otherwise specified in the related prospectus supplement, the net proceeds to be received from the sale of the offered certificates of any series will be applied by us to the purchase of assets for the related trust or will be used by us to (a) cover expenses related to that purchase and the issuance of those certificates, including legal and accounting costs, rating agency fees, registration fees, upfront fees of any master servicer, special servicer, manager or trustee, and payments to any provider of credit support or a derivative instrument, (b) fund any prefunding account, (c) fund any reserve accounts or (d) make any initial deposits to the trust necessary to make payments on the related certificates. We expect to sell the offered certificates from time to time, but the timing and amount of offerings of those certificates will depend on a number of factors, including the volume of mortgage assets acquired by us, prevailing interest rates, availability of funds and general market conditions.

                                      -176-

                             METHOD OF DISTRIBUTION

     The certificates offered by this prospectus and the related prospectus supplements will be offered in series through one or more of the methods described in the next paragraph. The prospectus supplement prepared for the offered certificates of each series will describe the method of offering being utilized for those certificates and will state the net proceeds to us from the sale of those certificates.

     We intend that offered certificates will be offered through the following methods from time to time. We further intend that offerings may be made concurrently through more than one of these methods or that an offering of the offered certificates of a particular series may be made through a combination of two or more of these methods. The methods are as follows:

     1.   by negotiated firm commitment or best efforts underwriting and public offering by one or more underwriters specified in the related prospectus supplement;

     2.   by placements by us with institutional investors through dealers; and

     3.   by direct placements by us with institutional investors.

     In addition, if specified in the related prospectus supplement, the offered certificates of a series may be offered in whole or in part to the seller of the mortgage assets that would back those certificates. Furthermore, the related trust assets for any series of offered certificates may include other securities, the offering of which was registered under the registration statement of which this prospectus is a part.

     If underwriters are used in a sale of any offered certificates, other than in connection with an underwriting on a best efforts basis, the offered certificates will be acquired by the underwriters for their own account. These certificates may be resold from time to time in one or more transactions, including negotiated transactions, at fixed public offering prices or at varying prices to be determined at the time of sale or at the time of commitment therefor. The managing underwriter or underwriters with respect to the offer and sale of offered certificates of a particular series will be described on the cover of the prospectus supplement relating to the series and the members of the underwriting syndicate, if any, will be named in the relevant prospectus supplement.

     Underwriters may receive compensation from us or from purchasers of the offered certificates in the form of discounts, concessions or commissions.
Underwriters and dealers participating in the payment of the offered certificates may be deemed to be underwriters in connection with those certificates. In addition, any discounts or commissions received by them from us and any profit on the resale of those offered certificates by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933, as amended.

     It is anticipated that the underwriting agreement pertaining to the sale of the offered certificates of any series will provide that--

     o    the obligations of the underwriters will be subject to various conditions precedent,

     o    the underwriters will be obligated to purchase all the certificates if any are purchased, other than in connection with an underwriting on a best efforts basis, and

     o    in limited circumstances, we will indemnify the several underwriters and the underwriters will indemnify us against civil liabilities relating to disclosure in our registration statement, this prospectus or any of the related prospectus supplements, including liabilities under the Securities Act, or will contribute to payments required to be made with respect to any liabilities.

                                      -177-

     The prospectus supplement with respect to any series offered by placements through dealers will contain information regarding the nature of the offering and any agreements to be entered into between us and purchasers of offered certificates of that series.

     We anticipate that the offered certificates will be sold primarily to institutional investors. Purchasers of offered certificates, including dealers, may, depending on the facts and circumstances of the purchases, be deemed to be
"underwriters" within the meaning of the Securities Act, in connection with reoffers and sales by them of offered certificates. Holders of offered certificates are encouraged to consult with their legal advisors in this regard prior to any reoffer or sale.

     It is expected that Merrill Lynch, Pierce, Fenner & Smith Incorporated will be the sole underwriter or the lead or co-lead managing underwriter in each underwritten offering of certificates made by this prospectus. Merrill Lynch,
Pierce, Fenner & Smith Incorporated is an affiliate of Merrill Lynch Mortgage
Investors, Inc.

                                  LEGAL MATTERS

     Unless otherwise specified in the related prospectus supplement, particular legal matters in connection with the certificates of each series, including some federal income tax consequences, will be passed upon for us by--

     o    Sidley Austin LLP;

     o    Latham & Watkins LLP; or

     o    Cadwalader, Wickersham & Taft LLP.

                              FINANCIAL INFORMATION

     A new trust will be formed with respect to each series of offered certificates. None of those trusts will engage in any business activities or have any assets or obligations prior to the issuance of the related series of offered certificates. Accordingly, no financial statements with respect to any trust will be included in this prospectus or in the related prospectus supplement. We have determined that our financial statements will not be material to the offering of any offered certificates.

                                     RATING

     It is a condition to the issuance of any class of offered certificates that, at the time of issuance, at least one nationally recognized statistical rating organization has rated those certificates in one of its generic rating categories which signifies investment grade. Typically, the four highest rating categories, within which there may be sub-categories or gradations indicating relative standing, signify investment grade. We will, in the related prospectus supplement, with respect to each class of offered certificates, identify the applicable rating agency or agencies and specify the minimum rating(s) that must be assigned thereto.

     Ratings on mortgage pass-through certificates address the likelihood of receipt by the holders of all payments of interest and/or principal to which they are entitled. These ratings address the structural, legal and issuer-related aspects associated with the certificates, the nature of the underlying mortgage assets and the credit quality of any third-party credit enhancer. The rating(s) on a class of offered certificates will not represent any assessment of--

     o    whether the price paid for those certificates is fair;

     o    whether those certificates are a suitable investment for any particular investor;

                                      -178-

     o    the tax attributes of those certificates or of the related trust;

     o    the yield to maturity or, if they have principal balances, the average life of those certificates;

     o    the likelihood or frequency of prepayments of principal on the underlying mortgage loans;

     o    the degree to which the amount or frequency of prepayments on the underlying mortgage loans might differ from those originally anticipated;

     o    whether or to what extent the interest payable on those certificates may be reduced in connection with interest shortfalls resulting from the timing of voluntary prepayments;

     o    the likelihood that any amounts other than interest at the related mortgage interest rates and principal will be received with respect to the underlying mortgage loans; or

     o    if those certificates provide solely or primarily for payments of interest, whether the holders, despite receiving all payments of interest to which they are entitled, would ultimately recover their initial investments in those certificates.

     A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                                      -179-

                                    GLOSSARY

     The following capitalized terms will have the respective meanings assigned to them in this glossary whenever they are used in this prospectus.

     "ADA" means the Americans with Disabilities Act of 1990, as amended.

     "CERCLA" means the federal Comprehensive Environmental Response,
Compensation and Liability Act of 1980, as amended.

     "Committee Report" means the Conference Committee Report accompanying the
Tax Reform Act of 1986.

     "CPR" means an assumed constant rate of prepayment each month, which is expressed on a per annum basis, relative to the then outstanding principal balance of a pool of mortgage loans for the life of those loans.

     "Disqualified Organization" means:

     o    the United States,

     o    any State or political subdivision of the United States,

     o    any foreign government,

     o    any international organization,

     o    any agency or instrumentality of the foregoing, except for instrumentalities described in Section 168(h)(2)(D) of the Internal
          Revenue Code or the Freddie Mac,

     o    any organization, other than a cooperative described in Section 521 of the Internal Revenue Code, that is exempt from federal income tax, except if it is subject to the tax imposed by Section 511 of the
          Internal Revenue Code, or

     o    any organization described in Section 1381(a)(2)(C) of the Internal
          Revenue Code.

     "Electing Large Partnership" means any partnership having more than 100 members during the preceding tax year which elects to apply simplified reporting provisions under the Internal Revenue Code, except for some service partnerships and commodity pools.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
amended.

     "ERISA Plan" means any employee benefit plan that is subject to the fiduciary responsibility provisions of ERISA.

     "Euroclear Operator" means Euroclear Bank, S.A./N.V., as operator of the
Euroclear System, or any successor entity.

     "Euroclear Terms and Conditions" means the Terms and Conditions Governing
Use of Euroclear and the related Operating Procedures of the Euroclear System and, to the extent that it applies to the operation of the Euroclear System,
Belgian law.

     "Exchange Act" means the Exchange Act of 1934, as amended.

                                      -180-

     "Fannie Mae" means the Federal National Mortgage Association.

     "Farmer Mac" means the Federal Agricultural Mortgage Corporation.

     "FASB 140" means the Financial Accounting Standards Board's Statement No.
140, entitled "Accounting for Transfers and Servicing of Financial Assets and
Extinguishment of Liabilities," issued in September 2002.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Financial Intermediary" means a brokerage firm, bank, thrift institution or other financial intermediary that maintains an account of a beneficial owner of securities.

     "Freddie Mac" means the Federal Home Loan Mortgage Corporation.

     "Ginnie Mae" means the Government National Mortgage Association.

     "Governing Document" means the pooling and servicing agreement or other similar agreement or collection of agreements, which governs the issuance of a series of offered certificates.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended.

     "I.R.C. Plan" means a plan, arrangement or account that is subject to
Section 4975 of the Internal Revenue Code, including individual retirement accounts and certain Keogh plans.

     "IRS" means the Internal Revenue Service.

     "Lender Liability Act" means the Asset Conservation Lender Liability and
Deposit Insurance Act of 1996, as amended.

     "Net Income From Foreclosure Property" means income from foreclosure property other than qualifying rents and other qualifying income for a REIT.

     "NCUA" means the National Credit Union Administration.

     "OCC" means the Office of the Comptroller of the Currency.

     "OTS" means the Office of Thrift Supervision.

     "Party In Interest" means any person that is a "party in interest" within the meaning of Section 3(14) of ERISA or a "disqualified person" within the meaning of Section 4975(e)(2) of the Internal Revenue Code.

     "Pass-Through Entity" means any:

     o    regulated investment company,

     o    real estate investment trust,

     o    trust,

     o    partnership, or

                                      -181-

     o    other entities described in Section 860E(e)(6) of the Internal Revenue
          Code.

     "Permitted Investments" means U.S. government securities and other investment grade obligations, including:

     o    direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (having original maturities of not more than 365 days), provided that those obligations are backed by the full faith and credit of the United States;

     o    repurchase agreements or obligations with respect to any security described in the preceding bullet (having original maturities of not more than 365 days), provided that the short-term deposit or debt obligations of the party agreeing to repurchase the subject security are investment grade rated;

     o    federal funds, unsecured uncertified certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company organized under the laws of the United States or any state thereof (having original maturities of not more than 365 days), the short-term obligations of which are investment grade rated;

     o    commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations and having original maturities of not more than 365 days) of any corporation or other entity organized under the laws of the United States or any state thereof which commercial paper is investment grade rated;

     o    money market funds which are rated in one of the four highest applicable rating categories of a nationally recognized statistical rating organization; and

     o    any other obligation or security acceptable to each applicable rating agency for the related offered certificates, evidence of which acceptability will be provided in writing by each of those rating agencies to, among others, the related trustee;

provided that (1) no investment described above may evidence either the right to receive (x) only interest with respect to such investment or (y) a yield to maturity greater than 120% of the yield to maturity at par of the underlying obligations; and (2) no investment described above may be purchased at a price greater than par if such investment may be prepaid or called at a price less than its purchase price prior to stated maturity.

     "Plan" means an ERISA Plan or an I.R.C. Plan.

     "Plan Asset Regulation" means U.S. Department of Labor Regulation Section
2510.3-101 promulgated under ERISA.

     "PTE" means a Prohibited Transaction Exemption issued by the U.S.
Department of Labor, as it may be amended from time to time, or any successor thereto.

     "RCRA" means the federal Resource Conservation and Recovery Act.

     "REIT" means a real estate investment trust within the meaning of Section
856(a) of the Internal Revenue Code.

     "Relief Act" means the Servicemembers Civil Relief Act, as amended.

                                      -182-

     "REMIC" means a real estate mortgage investment conduit, within the meaning of, and formed in accordance with, the Tax Reform Act of 1986 and Sections 860A through 860G of the Internal Revenue Code.

     "REMIC IO" means a REMIC that is entitled to only a specified portion of the interest in respect of one or more mortgage loans held by the REMIC.

     "REO Property" means any mortgaged property or interest therein that is acquired by or on behalf of the trust through foreclosure, deed-in-lieu of foreclosure or otherwise following a default on the corresponding underlying mortgage loan.

     "Safe Harbor Regulations" means the final Treasury regulations issued on
July 18, 2002.

     "SEC" means the Securities and Exchange Commission.

     "Securities Act" means the Securities Act of 1933, as amended.

     "SMMEA" means the Secondary Mortgage Market Enhancement Act of 1984, as
amended.

     "SPA" means standard prepayment assumption.

     "Title V" means Title V of the Depository Institutions Deregulation and
Monetary Control Act of 1980.

     "Treasury Department" means the United States Department of the Treasury.

     "UCC" means, for any jurisdiction, the Uniform Commercial Code as in effect in that jurisdiction.

     "U.S. Person" means:

     o    a citizen or resident of the United States;

     o    a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any state or the District of
          Columbia;

     o    an estate whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business in the United States; or

     o    a trust as to which--

          1.   a court in the United States is able to exercise primary
               supervision over the administration of the trust, and

          2.   one or more United States persons have the authority to control all substantial decisions of the trust.

     In addition, to the extent provided in the Treasury regulations, a trust will be a U.S. Person if it was in existence on August 20, 1996 and it elected to be treated as a U.S. Person.

                                      -183-

                     [THIS PAGE INTENTIONALLY LEFT BLANK.]

The attached CD-ROM contains one spreadsheet file that can be put on a user specified hard drive or network drive. This spreadsheet file is "ML-CFC
2007-5.xls." The spreadsheet file "ML-CFC 2007-5.xls" is a Microsoft Excel(1),
Version 5.0 spreadsheet. The file provides, in electronic format, some of the statistical information that appears under the caption "Description of the
Mortgage Pool" in this prospectus supplement and on Annexes A-1, A-2, A-3, A-4,
A-5, A-6 and B to this prospectus supplement. Defined terms used, but not otherwise defined, in the spreadsheet file will have the respective meanings assigned to them in the glossary to this prospectus supplement. All the information contained in the spreadsheet file is subject to the same limitations and qualifications contained in this prospectus supplement. The attached CD-ROM also contains copies of the complaints in connection with certain legal proceedings with respect to the mortgage loan identified on Annex A-1 to this prospectus supplement as "Peter Cooper Village and Stuyvesant Town." The files
"Peter Cooper and Stuyvesant Town Tenant Complaint 1.pdf" and "Peter Cooper and
Stuyvesant Town Tenant Complaint 2.pdf" are Adobe Acrobat(2) files. Prospective investors are strongly urged to read this prospectus supplement and the accompanying base prospectus in their respective entireties prior to accessing the spreadsheet file.

_____________________

(1)   Microsoft Excel is a registered trademark of Microsoft Corporation.

(2)   Adobe Acrobat is a registered trademark of Adobe Systems Incorporated.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Until ninety days following the date of the prospectus supplement, all dealers that effect transactions in the offered certificates, whether or not participating in this distribution, may be required to deliver a prospectus supplement and the accompanying prospectus. This is in addition to the obligation of dealers acting as underwriters to deliver a prospectus supplement and the accompanying prospectus with respect to their unsold allotments and subscriptions.

                                 $4,107,828,000
                                 (Approximate)

                    ML-CFC COMMERCIAL MORTGAGE TRUST 2007-5
                               as Issuing Entity

          COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-5

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  as Depositor

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                COUNTRYWIDE COMMERCIAL REAL ESTATE FINANCE, INC.
                         KEYBANK NATIONAL ASSOCIATION
                         IXIS REAL ESTATE CAPITAL INC.
                          as Sponsors and Loan Sellers

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                                 as Loan Seller

                           ------------------------
                            FREE WRITING PROSPECTUS
                           ------------------------
                              MERRILL LYNCH & CO.

                       COUNTRYWIDE SECURITIES CORPORATION

                         IXIS SECURITIES NORTH AMERICA

                            KEYBANC CAPITAL MARKETS

                            BEAR, STEARNS & CO. INC.

                         BANC OF AMERICA SECURITIES LLC

                               FEBRUARY 26, 2007

--------------------------------------------------------------------------------